As filed with the Securities and Exchange Commission on January 3, 2013

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771

(Name and Address of Agent for Service)

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012- October 31, 2013

Item 1: Report(s) to Shareholders. The Annual Report is attached.

Fund of Funds

Annual Report

October 31, 2013

www.transamericainvestments.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. In November 2012, markets were focused on the impending U.S. fiscal cliff of tax hikes and spending cuts. Despite improving economic conditions, concern that the fiscal cliff would slow economic growth held U.S. markets down through the end of 2012. Congress resolved the U.S. fiscal cliff in early January and as a result U.S. markets moved up strongly throughout the first quarter of 2013. Spring brought slower conditions in Europe, which held international markets back temporarily. However, Japan’s new quantitative easing program launched in the second quarter and helped markets and economies in developed markets recover. Meanwhile, emerging market policy makers tightened fiscal and monetary policy to fight inflation and to slow rapid credit growth. This caused emerging market equities to lag far behind. U.S. economics continued to improve in May and June, prompting the U.S. Federal Reserve Board to announce potential plans for tapering purchases of U.S. Treasury bonds and mortgages. As a result, U.S. Treasury bonds sold off strongly, pushing yields on the 10-year from under 1.70% in April to almost 2.98% in September before ending the period near 2.57%. During the third quarter, U.S. equities continued to climb higher on improving earnings and held onto those gains in October despite the government shutdown and concerns about a possible default.

For the year ending October 31, 2013, the Standard & Poor’s 500® Index gained 27.18% while the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index, representing international developed market equities, gained 27.40%. During the same period, the Barclays U.S. Aggregate Bond Index lost (1.08)%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Thomas A. Swank

President & Chief Executive Officer

Transamerica Funds

Christopher A. Staples

Vice President & Chief Investment Officer, Advisory Services

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

The reporting period from November 1, 2012 to October 31, 2013 showcased rising global equity markets driven by accommodative central bank policy and gradually improving economic conditions. Both the U.S. Federal Reserve’s (“Fed”) bond-purchasing program, designed to keep interest rates low to nourish the economy, and the European Central Bank’s effort to keep borrowing costs low in Europe, kept the equity markets in a bullish mood for most of the year. While U.S. stocks were sluggish in late 2012, they got off to a strong start in 2013 following a January deal in Washington on the U.S. fiscal cliff of automatic budget cuts and higher taxes; that deal came in the nick of time and was less onerous than many had feared. The equity market continued to climb throughout 2013 as the Fed’s monetary policy remained loose and the U.S. economy slowly improved. The markets were rattled briefly in September and early October by Washington’s debt-ceiling showdown and government shutdown, but quickly recovered to post further gains. For the 12-month period as a whole, the S&P 500® Index returned a robust 27.18%. Small-cap stocks were even stronger, with the Russell 2000® Index gaining 36.28%. However, real estate securities lagged the broader markets globally, and commodities lost money on reduced demand and specific concerns about China’s slower growth.

International markets were almost as impressive as the U.S. market. The Morgan Stanley Capital International Inc. Europe, Australasia and Far East (MSCI EAFE) Index of developed-country equities rose 27.40% for the period. Although European markets gained nicely, Japan stole the show with a 34.00% return as measured by the MSCI Japan Index; the gains were largely in response to incoming prime minister Shinzo Abe’s aggressive stimulus plans. As in the U.S., foreign small caps outpaced foreign large caps. The dark spot internationally was emerging markets, which have struggled with slower-than-historical growth in China, Brazil, and India, as well as concern about investors fleeing riskier markets when the Fed eventually begins to tighten the money supply.

Indeed, fears about the Fed unwinding its accommodative Quantitative Easing (“QE3”) bond-buying program made for a bad stretch in the bond markets. In April, Fed officials aired tentative plans to begin tapering the bond purchases in 2013’s second half. Market consensus targeted the Fed’s September meeting as the one at which the first curtailment might be implemented, and bond yields climbed steadily from May to September. While the 10-year Treasury Note’s yield had touched a low of 1.57% in November 2012, by September 5, 2013 it had risen to 2.98%. The Fed then surprised the markets by leaving its bond-buying pace unchanged at the September meeting, apparently concerned that borrowing costs had already risen too much and too soon for the fragile economy to handle. Thanks largely to that May-September phase, the Barclays U.S. Aggregate Bond Index posted a (1.08)% return for the 12-month period. Longer-duration bonds were hit the hardest; the Barclays U.S. Treasury Long Index lost 9.28%, and Treasury Inflation-Protected Securities (“TIPS”), which tend to have longer durations, fell 6.39% as measured by the Barclays U.S. TIPS Index. On the other hand, the economically sensitive high-yield sector posted gains as the economy improved; the Barclays U.S. Corporate High Yield Index was up 8.86% for the 12-month period.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Asset Allocation - Conservative Portfolio Class A returned 7.90%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Wilshire 5000® Total Market Index, returned (1.08)% and 29.29%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios is to provide investors one-stop participation in the broad financial markets. The Transamerica Asset Allocation - Conservative Portfolio is designed to provide a mix of approximately 35% equity and 65% fixed-income securities over time. The equity side covers both domestic and international markets across the entire range of investment styles, including both value and growth stocks and large and small companies. The fixed-income portion includes investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also diversifies into emerging markets, global real estate, commodities, and alternative strategies. Our specific asset-class targets are derived from asset-allocation modeling designed to best optimize expected long-term returns for a given level of risk. While this strategic blueprint forms the backbone of our asset allocation, we may actively over- and underweight asset classes relative to their normal targets as we deem prudent in response to certain market and economic conditions. Meanwhile we endeavor to find and use strong investment managers in each asset class and investment style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.

During the November 1, 2012 - October 31, 2013 reporting period, the bond portfolio’s positions in funds targeting credit-sensitive bonds helped returns; Transamerica High Yield Bond, Transamerica Bond, and Transamerica Flexible Income, all of which own high-yield bonds to various degrees, each delivered positive returns even as high-quality bonds experienced losses due to rising yields. The two core bond holdings, Transamerica Total Return and Transamerica Core Bond, performed no worse than the Barclays Capital U.S. Aggregate Bond Index, but were not standouts. Although we underweighted TIPS relative to their neutral portfolio target, some exposure to this asset class via Transamerica Real Return TIPS was a detractor as TIPS posted losses.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

STRATEGY REVIEW (continued)

The portfolio’s diversification into smaller-cap stocks boosted returns, as smaller stocks in both the U.S. and foreign markets outperformed larger stocks. Given that commodities declined significantly during the period, our underweight in that asset class relative to its neutral target was beneficial—although having any exposure at all was a negative. Likewise, an underweight to real estate was on the mark as real estate securities lagged worldwide. The portfolio’s longstanding underweight to foreign developed markets (namely Europe), offset by an overweight to U.S. large-cap equity, was a wash, as both areas performed similarly over the period. However, the portfolio’s diversification into emerging-markets equity was a detractor, as emerging markets lagged developed markets for the period.

Meanwhile the portfolio enjoyed strong performance from several underlying funds, particularly Transamerica Capital Growth (sub-advised by Morgan Stanley Investment Management Inc.). Transamerica Short-Term Bond, sub-advised by Aegon USA Investment Management, LLC, continued to deliver healthy positive returns despite near-zero yields at the short end of the yield curve. Transamerica Growth (sub-advised by Jennison Associates LLC), was also a noteworthy performer within its investment style, and both of the emerging-markets equity funds easily outgained the MSCI Emerging Markets Index, limiting the impact of that lagging asset class on the portfolio’s overall returns.

In January we added a new large-cap value fund, Transamerica Dividend Focused, to the portfolio. It replaced the struggling Transamerica Large Company that had been sub-advised by BlackRock Investment Management, LLC. The new fund is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC, a veteran firm known mainly for its prowess in the large-cap value style. Its focus on dividend-paying stocks makes it a good diversifier relative to the other two large-cap value funds, which follow distinct styles of their own. After this change and other replacements made last year, we believe the six main U.S. large-cap funds at the top of the equity portfolio constitute a notably strong group—which is important because these core funds are necessarily large positions on the equity side.

We believe the U.S. economy is gradually improving and that Europe’s economy has finally turned a corner. Emerging markets have lagged but appear attractive on the basis of valuation and relative economic growth, although they are also vulnerable to any tightening in U.S. monetary policy. Indeed, the eyes of the world seem to be focused on the Fed, and exactly when it will begin tapering the pace of its QE3 bond-buying program. With U.S. equities having risen so far over the past two years even as corporate profit growth has slowed, and Europe’s economy seeming to have bottomed, we are no longer inclined to be underweight in Europe and overweight in the U.S. In the period ahead we would expect to be more neutral in our stance across U.S., foreign developed, and emerging-markets equities. On the bond side of the portfolio we believe we are reasonably well prepared for any potential rise in bond yields, although the Fed has projected that short-term rates will not rise until 2015. As part of our positioning within the bond portfolio we are substituting absolute-return alternative strategies for some of the bond allocation, as we consider such funds capable of offering bond-like returns without the vulnerability to rising yields that bonds court. Overall, we are pleased with the strength of the underlying managers currently in place, most of which have been proving their merit in recent months.

Jon Hale, CFA

Michael Stout, CFA

Dan McNeela, CFA

Portfolio Construction Team

Morningstar Associates, LLC

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	7.90%	10.01%	5.76%	03/01/2002
Class A (POP)	1.99%	8.78%	5.16%	03/01/2002
Barclays U.S. Aggregate Bond(A)	(1.08)%	6.09%	4.78%
Wilshire 5000(A)	29.29%	16.14%	8.21%
Class B (NAV)	7.13%	9.27%	5.20%	03/01/2002
Class B (POP)	2.13%	9.13%	5.20%	03/01/2002
Class C (NAV)	7.24%	9.34%	5.10%	11/11/2002
Class C (POP)	6.24%	9.34%	5.10%	11/11/2002
Class I (NAV)	8.24%	N/A	7.07%	11/30/2009
Class R (NAV)	7.61%	9.74%	4.93%	06/15/2006

NOTES

(A) The Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) and the Wilshire 5000® Total Market Index (“Wilshire 5000”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation does not ensure a profit or protect against a loss. An investment in the fund is subject to all of the risks associated with the underlying funds.

Please refer to page 18 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The reporting period from November 1, 2012 to October 31, 2013 showcased rising global equity markets driven by accommodative central bank policy and gradually improving economic conditions. Both the U.S. Federal Reserve’s (“Fed”) bond-purchasing program, designed to keep interest rates low to nourish the economy, and the European Central Bank’s effort to keep borrowing costs low in Europe, kept the equity markets in a bullish mood for most of the year. While U.S. stocks were sluggish in late 2012, they got off to a strong start in 2013 following a January deal in Washington on the U.S. fiscal cliff of automatic budget cuts and higher taxes; that deal came in the nick of time and was less onerous than many had feared. The equity market continued to climb throughout 2013 as the Fed’s monetary policy remained loose and the U.S. economy slowly improved. The markets were rattled briefly in September and early October by Washington’s debt-ceiling showdown and government shutdown, but quickly recovered to post further gains. For the 12-month period as a whole, the S&P 500® Index returned a robust 27.18%. Small-cap stocks were even stronger, with the Russell® 2000 Index gaining 36.28%. However, real estate securities lagged the broader markets globally, and commodities lost money on reduced demand and specific concerns about China’s slower growth.

International markets were almost as impressive as the U.S. market. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index of developed-country equities rose 27.40% for the period. Although European markets gained nicely, Japan stole the show with a 34.00% return as measured by the MSCI Japan Index; the gains were largely in response to incoming prime minister Shinzo Abe’s aggressive stimulus plans. As in the U.S., foreign small caps outpaced foreign large caps. The dark spot internationally was emerging markets, which have struggled with slower-than-historical growth in China, Brazil, and India, as well as concern about investors fleeing riskier markets when the Fed eventually begins to tighten the money supply.

Indeed, fears about the Fed unwinding its accommodative “QE3” bond-buying program made for a bad stretch in the bond markets. In April, Fed officials aired tentative plans to begin tapering the bond purchases in 2013’s second half. Market consensus targeted the Fed’s September meeting as the one at which the first curtailment might be implemented, and bond yields climbed steadily from May to September. While the 10-year Treasury Note’s yield had touched a low of 1.57% in November 2012, by September 5, 2013 it had risen to 2.98%. The Fed then surprised the markets by leaving its bond-buying pace unchanged at the September meeting, apparently concerned that borrowing costs had already risen too much and too soon for the fragile economy to handle. Thanks largely to that May-September phase, the Barclays U.S. Aggregate Bond Index posted a (1.08)% return for the 12-month period. Longer-duration bonds were hit the hardest; the Barclays U.S. Treasury Long Index lost 9.28%, and Treasury Inflation-Protected Securities (“TIPS”), which tend to have longer durations, fell 6.39% as measured by the Barclays U.S. TIPS Index. On the other hand, the economically sensitive high-yield sector posted gains as the economy improved; the Barclays U.S. Corporate High Yield Index was up 8.86% for the 12-month period.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Asset Allocation - Growth Portfolio Class A returned 24.75%. By comparison, its benchmark, the Wilshire 5000® Total Market Index, returned 29.29%.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios is to provide investors one-stop participation in the broad financial markets. The Transamerica Asset Allocation - Growth Portfolio, meant for more-aggressive investors, exclusively targets equity securities and alternative strategies. It is designed to provide diversified, global coverage of equities, and it also employs absolute-return alternative funds opportunistically to manage portfolio risk. The portfolio includes domestic and international equity funds, and spans the entire range of investment styles, including both large and small companies and value and growth stocks. The portfolio also incorporates emerging markets, global real estate, and commodities. Our specific asset-class targets are derived from asset-allocation modeling that is designed to best optimize expected long-term returns for a given level of risk. While this strategic blueprint forms the backbone of our asset allocation, we may actively over- and underweight asset classes relative to the normal targets as we deem prudent in response to certain market and economic conditions. Meanwhile we endeavor to find and use strong investment managers in each asset class and investment style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.

During the November 1, 2012 - October 31, 2013 reporting period, the portfolio’s diversification into smaller-cap stocks boosted returns, as smaller stocks in both the U.S. and foreign markets outperformed larger stocks. An underweight to real estate was on the mark as real estate securities lagged worldwide. The portfolio’s longstanding underweight to foreign developed markets (namely Europe), offset by an overweight to U.S. large-cap equity, was a wash, as both areas performed similarly over the period. However, the portfolio’s diversification into emerging markets was a significant detractor, as the MSCI Emerging Markets Index gained only 6.90% compared

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

with the 26.88% return for the MSCI EAFE Index. Also, the presence of absolute-return strategies in the portfolio hindered returns relative to the all-equity prospectus and custom benchmarks, as equities rose during the period. (As of October 31, 2013, the portfolio held a total of about 9% of assets in three absolute-return funds: Transamerica Managed Futures Strategy, Transamerica Arbitrage Strategy, and Transamerica Global Macro. The weighting was lower earlier in the year.)

Meanwhile the portfolio enjoyed strong performance from several underlying funds, particularly Transamerica Capital Growth (sub-advised by Morgan Stanley Investment Management Inc.). Transamerica Growth (sub-advised by Jennison Associates LLC), was also a noteworthy performer within its investment style, and both of the emerging-markets equity funds easily outgained the MSCI Emerging Markets Index, limiting the impact of that lagging asset class on the portfolio’s overall returns.

In January we added a new large-cap value fund, Transamerica Dividend Focused, to the portfolio. It replaced the struggling Transamerica Large Company that had been sub-advised by BlackRock Investment Management, LLC. The new fund is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC, a veteran firm known mainly for its prowess in the large-cap value style. Its focus on dividend-paying stocks makes it a good diversifier relative to the other two large-cap value funds, which follow distinct styles of their own. After this change and other replacements made last year, we believe the six main U.S. large-cap funds at the top of the portfolio constitute a notably strong group—which is important because these core funds are necessarily large positions.

We believe the U.S. economy is gradually improving and that Europe’s economy has finally turned a corner. Emerging markets have lagged but appear attractive on the basis of valuation and relative economic growth, although they are also vulnerable to any tightening in U.S. monetary policy. Indeed, the eyes of the world seem to be focused on the Fed, and exactly when it will begin tapering the pace of its QE3 bond-buying program. With U.S. equities having risen so far over the past two years even as corporate profit growth has slowed, and Europe’s economy seeming to have bottomed, we are no longer inclined to be underweight in Europe and overweight in the U.S. In the period ahead we would expect to be more neutral in our stance across U.S., foreign developed, and emerging-markets equities, while continuing to use absolute-return funds to manage portfolio risk. Overall, we are pleased with the strength of the underlying managers currently in place, most of which have been proving their merit in recent months.

Jon Hale, CFA

Michael Stout, CFA

Dan McNeela, CFA

Portfolio Construction Team

Morningstar Associates, LLC

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	24.75%	12.80%	6.62%	03/01/2002
Class A (POP)	17.89%	11.53%	6.02%	03/01/2002
Wilshire 5000(A)	29.29%	16.14%	8.21%
Class B (NAV)	23.83%	12.01%	6.06%	03/01/2002
Class B (POP)	18.83%	11.89%	6.06%	03/01/2002
Class C (NAV)	23.95%	12.09%	5.97%	11/11/2002
Class C (POP)	22.95%	12.09%	5.97%	11/11/2002
Class I (NAV)	25.21%	N/A	11.88%	11/30/2009
Class R (NAV)	24.51%	12.62%	4.79%	06/15/2006

NOTES

(A) The Wilshire 5000® Total Market Index (“Wilshire 5000”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation does not ensure a profit or protect against a loss. An investment in the fund is subject to all of the risks associated with the underlying funds.

Please refer to page 18 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The reporting period from November 1, 2012 to October 31, 2013 showcased rising global equity markets driven by accommodative central bank policy and gradually improving economic conditions. Both the U.S. Federal Reserve’s (“Fed”) bond-purchasing program, designed to keep interest rates low to nourish the economy, and the European Central Bank’s effort to keep borrowing costs low in Europe, kept the equity markets in a bullish mood for most of the year. While U.S. stocks were sluggish in late 2012, they got off to a strong start in 2013 following a January deal in Washington on the U.S. fiscal cliff of automatic budget cuts and higher taxes; that deal came in the nick of time and was less onerous than many had feared. The equity market continued to climb throughout 2013 as the Fed’s monetary policy remained loose and the U.S. economy slowly improved. The markets were rattled briefly in September and early October by Washington’s debt-ceiling showdown and government shutdown, but quickly recovered to post further gains. For the 12-month period as a whole, the S&P 500® Index returned a robust 27.18%. Small-cap stocks were even stronger, with the Russell 2000® Index gaining 36.28%. However, real estate securities lagged the broader markets globally, and commodities lost money on reduced demand and specific concerns about China’s slower growth.

International markets were almost as impressive as the U.S. market. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index of developed-country equities rose 27.40% for the period. Although European markets gained nicely, Japan stole the show with a 34.00% return as measured by the MSCI Japan Index; the gains were largely in response to incoming prime minister Shinzo Abe’s aggressive stimulus plans. As in the U.S., foreign small caps outpaced foreign large caps. The dark spot internationally was emerging markets, which have struggled with slower-than-historical growth in China, Brazil, and India, as well as concern about investors fleeing riskier markets when the Fed eventually begins to tighten the money supply.

Indeed, fears about the Fed unwinding its accommodative “QE3” bond-buying program made for a bad stretch in the bond markets. In April, Fed officials aired tentative plans to begin tapering the bond purchases in 2013’s second half. Market consensus targeted the Fed’s September meeting as the one at which the first curtailment might be implemented, and bond yields climbed steadily from May to September. While the 10-year Treasury Note’s yield had touched a low of 1.57% in November 2012, by September 5, 2013 it had risen to 2.98%. The Fed then surprised the markets by leaving its bond-buying pace unchanged at the September meeting, apparently concerned that borrowing costs had already risen too much and too soon for the fragile economy to handle. Thanks largely to that May-September phase, the Barclays U.S. Aggregate Bond Index posted a (1.08)% return for the 12-month period. Longer-duration bonds were hit the hardest; the Barclays U.S. Treasury Long Index lost 9.28%, and Treasury Inflation-Protected Securities (“TIPS”), which tend to have longer durations, fell 6.39% as measured by the Barclays U.S. TIPS Index. On the other hand, the economically sensitive high-yield sector posted gains as the economy improved; the Barclays U.S. Corporate High Yield Index was up 8.86% for the 12-month period.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Asset Allocation - Moderate Growth Portfolio, Class A returned 18.67%. By comparison, its primary and secondary benchmarks the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index, returned 29.29% and (1.08)%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios is to provide investors one-stop participation in the broad financial markets. The Transamerica Asset Allocation - Moderate Growth Portfolio is designed to provide a mix of approximately 70% equity and 30% fixed-income securities over time. The equity side covers both domestic and international markets across the entire range of investment styles, including both value and growth stocks and large and small companies. The fixed-income portion includes investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also diversifies into emerging markets, global real estate, commodities, and alternative strategies. Our specific asset-class targets are derived from asset-allocation modeling that is designed to best optimize expected long-term returns for a given level of risk. While this strategic blueprint forms the backbone of our asset allocation, we may actively over- and underweight asset classes relative to their normal targets as we deem prudent in response to certain market and economic conditions. Meanwhile we endeavor to find and use strong investment managers in each asset class and investment style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.

During the November 1, 2012 - October 31, 2013 reporting period, we maintained a modest equity overweight for much of 2013’s first half as equity markets were rising strongly, which helped the portfolio’s performance. Also, the portfolio’s diversification into smaller-cap stocks boosted returns, as smaller stocks in both the U.S. and foreign markets outperformed larger stocks. The bond portfolio’s positions in funds targeting credit-sensitive bonds was a boon as well; Transamerica High Yield Bond, Transamerica Bond, and Transamerica Flexible Income, all of which own high-yield bonds to various degrees, each delivered positive returns even as high-quality bonds

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

experienced losses due to rising yields. Given that commodities declined significantly during the period, our underweight in that asset class relative to its neutral target was beneficial—although having any exposure at all was a negative. Likewise, an underweight to real estate was on the mark as real estate securities lagged worldwide. The portfolio’s longstanding underweight to foreign developed markets (namely Europe), offset by an overweight to U.S. large-cap equity, was a wash, as both areas performed similarly over the period. However, the portfolio’s diversification into emerging-markets equity was a significant detractor, as the MSCI Emerging Markets Index gained only 6.90% compared with the 27.40% return for the MSCI EAFE Index. Although we underweighted TIPS relative to their neutral portfolio target, some exposure to this asset class via Transamerica Real Return TIPS was a detractor as TIPS posted losses.

Meanwhile the portfolio enjoyed strong performance from several underlying funds, particularly Transamerica Capital Growth (sub-advised by Morgan Stanley Investment Management Inc.). Transamerica Growth (sub-advised by Jennison Associates LLC), was also a noteworthy performer within its investment style, and both of the emerging-markets equity funds easily outgained the MSCI Emerging Markets Index, limiting the impact of that lagging asset class on the portfolio’s overall returns.

In January we added a new large-cap value fund, Transamerica Dividend Focused, to the portfolio. It replaced the struggling Transamerica Large Company that had been sub-advised by BlackRock Investment Management, LLC. The new fund is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC, a veteran firm known mainly for its prowess in the large-cap value style. Its focus on dividend-paying stocks makes it a good diversifier relative to the other two large-cap value funds, which follow distinct styles of their own. After this change and other replacements made last year, we believe the six main U.S. large-cap funds at the top of the equity portfolio constitute a notably strong group—which is important because these core funds are necessarily large positions.

We believe the U.S. economy is gradually improving and that Europe’s economy has finally turned a corner. Emerging markets have lagged but appear attractive on the basis of valuation and relative economic growth, although they are also vulnerable to any tightening in U.S. monetary policy. Indeed, the eyes of the world seem to be focused on the Fed, and exactly when it will begin tapering the pace of its QE3 bond-buying program. With U.S. equities having risen so far over the past two years even as corporate profit growth has slowed, and Europe’s economy seeming to have bottomed, we are no longer inclined to be underweight in Europe and overweight in the U.S. In the period ahead we would expect to be more neutral in our stance across U.S., foreign developed, and emerging-markets equities. On the bond side of the portfolio we believe we are reasonably well prepared for any potential rise in bond yields, although the Fed has projected that short-term rates will not rise until 2015. As part of our positioning within the bond portfolio we are substituting absolute-return alternative strategies for some of the bond allocation, as we consider such funds capable of offering bond-like returns without the vulnerability to rising yields that bonds court. Overall, we are pleased with the strength of the underlying managers currently in place, most of which have been proving their merit in recent months.

Jon Hale, CFA

Michael Stout, CFA

Dan McNeela, CFA

Portfolio Construction Team

Morningstar Associates, LLC

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	18.67%	11.82%	6.49%	03/01/2002
Class A (POP)	12.13%	10.55%	5.89%	03/01/2002
Wilshire 5000(A)	29.29%	16.14%	8.21%
Barclays U.S. Aggregate Bond(A)	(1.08)%	6.09%	4.78%
Class B (NAV)	17.72%	11.04%	5.91%	03/01/2002
Class B (POP)	12.72%	10.90%	5.91%	03/01/2002
Class C (NAV)	17.88%	11.11%	5.81%	11/11/2002
Class C (POP)	16.88%	11.11%	5.81%	11/11/2002
Class I (NAV)	19.00%	N/A	10.07%	11/30/2009
Class R (NAV)	18.46%	11.63%	5.09%	06/15/2006

NOTES

(A) The Wilshire 5000® Total Market Index (“Wilshire 5000”) and the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation does not ensure a profit or protect against a loss. An investment in the fund is subject to all of the risks associated with the underlying funds.

Please refer to page 18 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

The reporting period from November 1, 2012 to October 31, 2013 showcased rising global equity markets driven by accommodative central bank policy and gradually improving economic conditions. Both the U.S. Federal Reserve’s (“Fed”) bond-purchasing program, designed to keep interest rates low to nourish the economy, and the European Central Bank’s effort to keep borrowing costs low in Europe, kept the equity markets in a bullish mood for most of the year. While U.S. stocks were sluggish in late 2012, they got off to a strong start in 2013 following a January deal in Washington on the U.S. fiscal cliff of automatic budget cuts and higher taxes; that deal came in the nick of time and was less onerous than many had feared. The equity market continued to climb throughout 2013 as the Fed’s monetary policy remained loose and the U.S. economy slowly improved. The markets were rattled briefly in September and early October by Washington’s debt-ceiling showdown and government shutdown, but quickly recovered to post further gains. For the 12-month period as a whole, the S&P 500® Index returned a robust 27.18%. Small-cap stocks were even stronger, with the Russell 2000® Index gaining 36.28%. However, real estate securities lagged the broader markets globally, and commodities lost money on reduced demand and specific concerns about China’s slower growth.

International markets were almost as impressive as the U.S. market. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index of developed-country equities rose 27.40% for the period. Although European markets gained nicely, Japan stole the show with a 34.00% return as measured by the MSCI Japan Index; the gains were largely in response to incoming prime minister Shinzo Abe’s aggressive stimulus plans. As in the U.S., foreign small caps outpaced foreign large caps. The dark spot internationally was emerging markets, which have struggled with slower-than-historical growth in China, Brazil, and India, as well as concern about investors fleeing riskier markets when the Fed eventually begins to tighten the money supply.

Indeed, fears about the Fed unwinding its accommodative “QE3” bond-buying program made for a bad stretch in the bond markets. In April, Fed officials aired tentative plans to begin tapering the bond purchases in 2013’s second half. Market consensus targeted the Fed’s September meeting as the one at which the first curtailment might be implemented, and bond yields climbed steadily from May to September. While the 10-year Treasury Note’s yield had touched a low of 1.57% in November 2012, by September 5, 2013 it had risen to 2.98%. The Fed then surprised the markets by leaving its bond-buying pace unchanged at the September meeting, apparently concerned that borrowing costs had already risen too much and too soon for the fragile economy to handle. Thanks largely to that May-September phase, the Barclays U.S. Aggregate Bond Index posted a (1.08)% return for the 12-month period. Longer-duration bonds were hit the hardest; the Barclays U.S. Treasury Long Index lost 9.28%, and Treasury Inflation-Protected Securities (“TIPS”), which tend to have longer durations, fell 6.39% as measured by the Barclays U.S. TIPS Index. On the other hand, the economically sensitive high-yield sector posted gains as the economy improved; the Barclays U.S. Corporate High Yield Index was up 8.86% for the 12-month period.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Asset Allocation - Moderate Portfolio Class A returned 13.13%. By comparison, its primary and secondary benchmarks, the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index, returned 29.29% and (1.08)%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios is to provide investors one-stop participation in the broad financial markets. The Transamerica Asset Allocation - Moderate Portfolio is designed to provide a mix of approximately 50% equity and 50% fixed-income securities over time. The equity side covers both domestic and international markets across the entire range of investment styles, including both value and growth stocks and large and small companies. The fixed-income portion includes investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also diversifies into emerging markets, global real estate, commodities, and alternative strategies. Our specific asset-class targets are derived from asset-allocation modeling that is designed to best optimize expected long-term returns for a given level of risk. While this strategic blueprint forms the backbone of our asset allocation, we may actively over- and underweight asset classes relative to their normal targets as we deem prudent in response to certain market and economic conditions. Meanwhile we endeavor to find and use strong investment managers in each asset class and investment style. We carefully monitor these underlying managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative merit.

During the November 1, 2012 - October 31, 2013 reporting period, we maintained a modest equity overweight for much of 2013’s first half as equity markets were rising strongly, which helped the portfolio’s performance. Also, the portfolio’s diversification into smaller-cap stocks boosted returns, as smaller stocks in both the U.S. and foreign markets outperformed larger stocks. The bond portfolio’s positions in funds targeting credit-sensitive bonds was a boon as well; Transamerica High Yield Bond, Transamerica Bond, and Transamerica Flexible Income, all of which own high-yield bonds to various degrees, each delivered positive returns even as high-quality bonds

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

STRATEGY REVIEW (continued)

experienced losses due to rising yields. Given that commodities declined significantly during the period, our underweight in that asset class relative to its neutral target was beneficial—although having any exposure at all was a negative. Likewise, an underweight to real estate was on the mark as real estate securities lagged worldwide. The portfolio’s longstanding underweight to foreign developed markets (namely Europe), offset by an overweight to U.S. large-cap equity, was a wash, as both areas performed similarly over the period. However, the portfolio’s diversification into emerging-markets equity was a significant detractor, as the MSCI Emerging Markets Index gained only 6.90% compared with the 27.40% return for the MSCI EAFE Index. Although we underweighted TIPS relative to their neutral portfolio target, some exposure to this asset class via Transamerica Real Return TIPS was a detractor as TIPS posted losses.

Meanwhile the portfolio enjoyed strong performance from several underlying funds, particularly Transamerica Capital Growth (sub-advised by Morgan Stanley Investment Management, Inc.). Transamerica Growth (sub-advised by Jennison Associates LLC), was also a noteworthy performer within its investment style, and both of the emerging-markets equity funds easily outgained the MSCI Emerging Markets Index, limiting the impact of that lagging asset class on the portfolio’s overall returns.

In January we added a new large-cap value fund, Transamerica Dividend Focused, to the portfolio. It replaced the struggling Transamerica Large Company that had been sub-advised by BlackRock Investment Management, LLC. The new fund is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC, a veteran firm known mainly for its prowess in the large-cap value style. Its focus on dividend-paying stocks makes it a good diversifier relative to the other two large-cap value funds, which follow distinct styles of their own. After this change and other replacements made last year, we believe the six main U.S. large-cap funds at the top of the equity portfolio constitute a notably strong group—which is important because these core funds are necessarily large positions.

We believe the U.S. economy is gradually improving and that Europe’s economy has finally turned a corner. Emerging markets have lagged but appear attractive on the basis of valuation and relative economic growth, although they are also vulnerable to any tightening in U.S. monetary policy. Indeed, the eyes of the world seem to be focused on the Fed, and exactly when it will begin tapering the pace of its QE3 bond-buying program. With U.S. equities having risen so far over the past two years even as corporate profit growth has slowed, and Europe’s economy seeming to have bottomed, we are no longer inclined to be underweight in Europe and overweight in the U.S. In the period ahead we would expect to be more neutral in our stance across U.S., foreign developed, and emerging-markets equities. On the bond side of the portfolio we believe we are reasonably well prepared for any potential rise in bond yields, although the Fed has projected that short-term rates will not rise until 2015. As part of our positioning within the bond portfolio we are substituting absolute-return alternative strategies for some of the bond allocation, as we consider such funds capable of offering bond-like returns without the vulnerability to rising yields that bonds court. Overall, we are pleased with the strength of the underlying managers currently in place, most of which have been proving their merit in recent months.

Jon Hale, CFA

Michael Stout, CFA

Dan McNeela, CFA

Portfolio Construction Team

Morningstar Associates, LLC

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	13.13%	11.06%	6.31%	03/01/2002
Class A (POP)	6.93%	9.81%	5.71%	03/01/2002
Wilshire 5000(A)	29.29%	16.14%	8.21%
Barclays U.S. Aggregate Bond(A)	(1.08)%	6.09%	4.78%
Class B (NAV)	12.36%	10.28%	5.75%	03/01/2002
Class B (POP)	7.36%	10.15%	5.75%	03/01/2002
Class C (NAV)	12.37%	10.36%	5.65%	11/11/2002
Class C (POP)	11.37%	10.36%	5.65%	11/11/2002
Class I (NAV)	13.41%	N/A	8.66%	11/30/2009
Class R (NAV)	12.93%	10.85%	5.23%	06/15/2006

NOTES

(A) The Wilshire 5000® Total Market Index (“Wilshire 5000”) and the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation does not ensure a profit or protect against a loss. An investment in the fund is subject to all of the risks associated with the underlying funds.

Please refer to page 18 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

MARKET ENVIRONMENT

The November 1, 2012 to October 31, 2013 reporting period encompassed very different market environments. Differences in fiscal ideologies within the U.S. Congress nearly drove the country into default twice. In addition, the U.S. Federal Reserve (“Fed”) hinted that it may begin reducing the size of its asset purchase program while many other central banks, including the Bank of Japan, European Central Bank, and People’s Bank of China, undertook more accommodative policies.

Speculation surrounding a potential U.S. default and the Fed’s “taper” talk drove capital market fluctuations around the world. Interest rate volatility increased substantially during this period. While experiencing both “risk-on” and “risk-off” cycles in the year, U.S. and Developed Market equities rallied double digits, while Emerging Market equities lagged. Investment Grade and Emerging Market Bonds were negative, while High Yield etched out a positive return. Commodities were down as the declines in Gold, Natural Gas, and Copper outweighed the positive gains in Crude Oil. Diversification in the current environment seemed of little value as most asset classes and trading strategies had sub-par performance relative to traditional equity exposures.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Multi-Manager Alternative Strategies Portfolio Class A, returned 2.89%. By comparison, its primary and secondary benchmarks, the Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index, returned 3.13% and 6.95%, respectively.

STRATEGY REVIEW

The Transamerica Multi-Manager Alternative Strategies Portfolio is designed to provide diversification relative to a core stock/bond portfolio. A reference benchmark for the strategy is the HFRX Global Hedge Fund Index. The portfolio’s allocations can be broken into four HFRX categories: Equity Hedge, Event Driven, Macro, and Relative Value.

The portfolio underperformed its reference benchmark for the period, largely due to our Event Driven bucket, which include Transamerica Arbitrage Strategy. Our allocation to the category focused primarily on liquid mergers and acquisitions transactions. The HFRX category, comprised of illiquid hedge funds, included more illiquid exposures such as financial distress exposures. Our Equity Hedge bucket also detracted from relative performance, largely due to our low exposure to U.S. equities. Funds in this bucket include Transamerica Long/Short Strategy, Transamerica International Small Cap, Transamerica Developing Markets Equity and Transamerica Global Real Estate Securities.

Aside from trading and re-positioning the portfolio in response to market conditions, there were three significant changes to the portfolio in the year. One, the portfolio changed the vehicle where it holds its cash, from Transamerica Short-Term Bond to overnight repurchase agreements. Two, the portfolio added an energy income strategy focused on master limited partnership (MLP) and the debt and equity of other energy sector securities. Three, the portfolio changed its global macro sub-adviser to The Cambridge Strategy (Asset Management Limited), a hedge fund firm based in London that specializes in foreign exchange.

During the year, we did not want to make sweeping bets as to where the S&P 500® Index or interest rates will be at by a certain time period. Instead, we favored exposure to idiosyncratic risk, meaning we want the portfolio to take on specific security risk, deal risk or specific interest rate or currency risk. In pure investment-speak, we targeted lower equity “risk-on/risk-off” strategies in an effort to isolate and concentrate more individual/specific outperformance generating opportunities.

Our largest weights tell that story: Transamerica Long/Short Strategy is built bottom-up, stock by stock, and runs a low net of about 30% net long. Transamerica Global Macro takes on particular long/short foreign currency and interest rate trades. Finally, the Transamerica Arbitrage Strategy manager obviously is long, specific to deal risk among two companies involved in a corporate merger or acquisition. This approach is focused on fundamentals and relies less on policy decisions to move markets. In practice, increasing idiosyncratic risk should give the fund lower volatility and sensitivity to “risk-on/risk-off” periods and, ideally, give the fund measured returns as the market navigates the dual inflection points of higher real interest rates and whether the equity markets can sustain a reduction in central bank stimulus.

Timothy S. Galbraith

Portfolio Manager

Transamerica Asset Management, Inc.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	2.89%	6.25%	2.09%	12/28/2006
Class A (POP)	(2.79)%	5.06%	1.25%	12/28/2006
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index(A)	3.13%	3.19%	4.19%
HFRX Global Hedge Fund(A)	6.95%	2.61%	(0.72)%
Class C (NAV)	2.18%	5.54%	1.42%	12/28/2006
Class C (POP)	1.18%	5.54%	1.42%	12/28/2006
Class I (NAV)	3.25%	N/A	3.74%	11/30/2009

NOTES

(A) The Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (“BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index”) is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund is a passively-managed index that is compiled by Hedge Fund Research, Inc. It is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Returns of funds within the composition of the HFRX Global Hedge Fund presented are net of underlying manager fees, but do not reflect the deduction of management fees, taxes and other expenses. Calculations for the BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for Class A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Please refer to page 18 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Manager International Portfolio

(unaudited)

MARKET ENVIRONMENT

The reporting period from November 1, 2012 to October 31, 2013 showcased rising global equity markets driven by accommodative central bank policy and gradually improving economic conditions. Both the U.S. Federal Reserve’s (“Fed”) bond-purchasing program, designed to keep interest rates low to nourish the economy, and the European Central Bank’s effort to keep borrowing costs low in Europe, kept the equity markets in a bullish mood for most of the year. While U.S. stocks were sluggish in late 2012, they got off to a strong start in 2013 following a January deal in Washington on the “fiscal cliff” of automatic budget cuts and higher taxes; that deal came in the nick of time and was less onerous than many had expected. The equity market continued to climb throughout 2013 as the Fed’s monetary policy remained loose and the U.S. economy slowly improved. The markets were rattled briefly in September and early October by Washington’s debt-ceiling showdown and government shutdown, but quickly recovered to post further gains. For the 12-month period as a whole, the S&P 500® Index returned a robust 27.18%. Small-cap stocks were even stronger, with the Russell 2000® Index gaining 36.28%. However, real estate securities lagged the broader markets globally, and commodities lost money on reduced demand and specific concerns about China’s slower growth.

International developed markets were almost as impressive as the U.S. market. The Morgan Stanley Capital International (“MSCI”) World ex-U.S. Index of developed-market equities rose 24.65% for the period. Although European markets gained nicely, Japan stole the show with a 34.00% return as measured by the MSCI Japan Index; the gains were largely in response to incoming prime minister Shinzo Abe’s aggressive stimulus plans. As in the U.S., foreign small caps outpaced foreign large caps. The dark spot internationally was emerging markets, which have struggled with slower-than-historical growth in China, Brazil, and India, as well as concern about investors fleeing riskier markets when the Fed eventually begins to tighten the money supply. The MSCI Emerging Markets Index rose 6.53% for the period.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Multi-Manager International Portfolio Class A, returned 20.08%. By comparison, its benchmark, Morgan Stanley Capital International World ex-U.S. Index returned 25.21%.

STRATEGY REVIEW

The Transamerica Multi-Manager International Portfolio is designed to give investors single-vehicle access to a set of active international equity managers that together provide broadly diversified coverage of international equities. The portfolio targets approximately 75% of assets to developed markets and 25% to emerging markets. Large-cap stocks are targeted at 65% to 70% of the portfolio, with mid- and small-cap stocks comprising 30% to 35%. The underlying managers pursue varying investment styles, as well. While we generally stay relatively close to these targets, we will actively over- or underweight targets as we believe necessary in light of shorter-term market conditions. We also endeavor to find and use quality managers specializing in each targeted area of international markets. We carefully monitor the managers for performance and style issues, and adjust their weightings both to manage our style exposures and to reflect the managers’ relative merits.

The portfolio’s emerging-markets position is primarily responsible for its underperformance relative to the index. While emerging-market stocks took up about 23% of the portfolio, on average, during the period, the index consists entirely of developed-market stocks. And as noted above, developed-market stocks vastly outperformed emerging-market stocks during the period. For comparison, an international-stock index that includes emerging markets in about the same proportion as we have in the portfolio, the MSCI All Country World ex-U.S. Index gained 20.29% for the period, just 0.21% more than the portfolio gained. Because of the challenges faced by emerging markets, we reduced exposure beginning in January and were underweight our target by three to four percentage points for the remainder of the period. That move was helpful as developed-market stocks outperformed emerging-market stocks every month from January through September. Our two underlying funds that focus on emerging markets helped mitigate the damage further by turning in excellent relative performances for the period.

Among our underlying funds focusing primarily on developed-market stocks, only one, Transamerica International Equity (sub-advised by Thompson, Siegel & Walmsley, LLC), outpaced the index. Our small-cap position was a significant plus for overall performance. Transamerica International Small Cap (sub-advised by Schroder Investment Management North America Inc.) was the best of all our underlying managers for the period. Transamerica International Value Opportunities (sub-advised by Thornburg Investment Management) was the most significant underperformer, dragged down by its significant stake in emerging markets.

As we head towards 2014, we are maintaining a slightly underweight position in emerging markets because of the concern that when the Fed moderates its bond purchases in the not-too-distant future, investors will exit riskier assets. At the same time, growth prospects in emerging markets remain more favorable than elsewhere in the world and their equity valuations are reasonable, so we don’t expect

Transamerica Funds	Annual Report 2013

Transamerica Multi-Manager International Portfolio

(unaudited)

STRATEGY REVIEW (continued)

the impact of any tightening of U.S. monetary policy on emerging-market stocks to be too extreme. With Europe pulling out of recession and global growth on a slow but positive pace, we believe the environment is appropriate for a broadly diversified portfolio run by underlying active managers with proven track records.

Jon Hale, CFA

Michael Stout, CFA

Dan McNeela, CFA

Portfolio Construction Team

Morningstar Associates, LLC

Transamerica Funds	Annual Report 2013

Transamerica Multi-Manager International Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	20.08%	12.33%	3.30%	03/01/2006
Class A (POP)	13.44%	11.07%	2.54%	03/01/2006
MSCI World ex-U.S.(A)	25.21%	12.47%	4.25%
Class B (NAV)	19.11%	11.51%	2.55%	03/01/2006
Class B (POP)	14.11%	11.38%	2.55%	03/01/2006
Class C (NAV)	19.26%	11.60%	2.62%	03/01/2006
Class C (POP)	18.26%	11.60%	2.62%	03/01/2006
Class I (NAV)	20.53%	N/A	7.75%	11/30/2009

NOTES

(A) The Morgan Stanley Capital International World ex-U.S. Index (“MSCI World ex-U.S.”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation does not ensure a profit or protect against a loss. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets.

Please refer to page 18 for index descriptions.

Transamerica Funds	Annual Report 2013

Index Descriptions

(unaudited)

Index	Description

Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index	The Bank of America Merrill Lynch 3-Month Treasury Bill +3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

Barclays U.S. Aggregate Bond Index	The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar-denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

HFRX Global Hedge Fund	The HFRX Global Hedge Fund is a passively-managed index that is compiled by Hedge Fund Research, Inc. It is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

Morgan Stanley Capital International World ex-U.S. Index	The Morgan Stanley Capital International World ex-U.S. Index captures large and mid-cap representation across developed markets countries, excluding the U.S.

Wilshire 5000® Total Market Index	The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

Transamerica Funds	Annual Report 2013

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2013 and held for the entire period until October 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$1,021.40	$2.90	$1,022.33	$2.91	0.57%
Class B	1,000.00	1,017.60	6.51	1,018.75	6.51	1.28
Class C	1,000.00	1,018.10	6.21	1,019.06	6.21	1.22
Class I	1,000.00	1,023.00	1.33	1,023.90	1.33	0.26
Class R	1,000.00	1,019.90	4.07	1,021.17	4.08	0.80

Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	1,102.60	3.18	1,022.18	3.06	0.60
Class B	1,000.00	1,097.90	7.09	1,018.45	6.82	1.34
Class C	1,000.00	1,099.00	6.72	1,018.80	6.46	1.27
Class I	1,000.00	1,104.00	1.38	1,023.90	1.33	0.26
Class R	1,000.00	1,100.90	4.40	1,021.02	4.23	0.83

Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	1,000.00	1,072.30	2.98	1,022.33	2.91	0.57
Class B	1,000.00	1,068.30	6.78	1,018.65	6.61	1.30
Class C	1,000.00	1,069.60	6.52	1,018.90	6.36	1.25
Class I	1,000.00	1,073.80	1.36	1,023.90	1.33	0.26
Class R	1,000.00	1,071.90	3.92	1,021.43	3.82	0.75

Transamerica Funds	Annual Report 2013

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses(A)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Asset Allocation - Moderate Portfolio
Class A	$1,000.00	$1,045.40	$2.89	$1,022.38	$2.85	0.56%
Class B	1,000.00	1,042.90	6.44	1,018.90	6.36	1.25
Class C	1,000.00	1,042.50	6.33	1,019.01	6.26	1.23
Class I	1,000.00	1,047.00	1.34	1,023.90	1.33	0.26
Class R	1,000.00	1,045.60	3.87	1,021.43	3.82	0.75

Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	1,000.00	978.50	3.59	1,021.58	3.67	0.72
Class C	1,000.00	974.40	7.07	1,018.05	7.22	1.42
Class I	1,000.00	979.50	1.90	1,023.29	1.94	0.38

Transamerica Multi-Manager International Portfolio
Class A	1,000.00	1,079.80	3.46	1,021.88	3.36	0.66
Class B	1,000.00	1,076.10	7.59	1,017.90	7.38	1.45
Class C	1,000.00	1,076.20	7.06	1,018.40	6.87	1.35
Class I	1,000.00	1,083.00	1.52	1,023.74	1.48	0.29

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the funds invest.

Transamerica Funds	Annual Report 2013

Schedules of Investments Composition

At October 31, 2013

(The following charts summarize the Schedules of Investments of each fund by asset type)

(unaudited)

Transamerica Asset Allocation - Conservative Portfolio	% of Net Assets
Fixed Income	46.0%
U.S. Equity	28.8
Tactical and Specialty	13.9
Global/International Equity	6.3
Inflation-Protected Securities	5.1
Other Assets and Liabilities - Net	(0.1)
Total	100.0%

Transamerica Asset Allocation - Growth Portfolio	% of Net Assets
U.S. Equity	70.5%
Global/International Equity	19.4
Tactical and Specialty	10.2
Fixed Income	0.0	(A)
Other Assets and Liabilities - Net	(0.1)
Total	100.0%

Transamerica Asset Allocation - Moderate Growth Portfolio	% of Net Assets
U.S. Equity	56.4%
Fixed Income	17.2
Global/International Equity	13.5
Tactical and Specialty	11.1
Inflation-Protected Securities	1.9
Other Assets and Liabilities - Net	(0.1)
Total	100.0%

Transamerica Asset Allocation - Moderate Portfolio	% of Net Assets
Fixed Income	39.0%
U.S. Equity	36.0
Tactical and Specialty	13.7
Global/International Equity	8.4
Inflation-Protected Securities	2.9
Other Assets and Liabilities - Net	(0.0	)(A)
Total	100.0%

Transamerica Multi-Manager Alternative Strategies Portfolio	% of Net Assets
Tactical and Specialty	67.7%
Global/International Equity	12.8
Fixed Income	9.8
Alternative Investments	8.5
Repurchase Agreement	1.3
Other Assets and Liabilities - Net	(0.1)
Total	100.0%

Transamerica Multi-Manager International Portfolio	% of Net Assets
Global/International Equity	100.1%
Other Assets and Liabilities - Net	(0.1)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation - Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 100.1%
Fixed Income - 46.0%
Transamerica Core Bond (A)	16,563,166	$ 170,931,876
Transamerica Emerging Markets Debt (A)	1,534,492	16,664,586
Transamerica Flexible Income (A)	1,619,113	15,219,661
Transamerica High Yield Bond (A)	2,729,585	26,859,114
Transamerica International Bond (A)	901,298	8,940,875
Transamerica Money Market (A)	4,305,242	4,305,242
Transamerica Short-Term Bond (A)	7,736,188	79,450,649
Transamerica Total Return (A)	16,767,887	176,230,494
Global/International Equity - 6.3%
Transamerica Developing Markets Equity (A)	1,196,652	14,587,192
Transamerica Emerging Markets Equity (A)	413,785	4,319,913
Transamerica International (A)	703,474	7,576,414
Transamerica International Equity (A)	144,968	2,696,410
Transamerica International Equity Opportunities (A)	731,746	6,329,607
Transamerica International Small Cap (A)	567,414	5,713,854
Transamerica International Value Opportunities (A)	652,824	6,528,241
Transamerica Value (A)	748,740	21,189,338
Inflation-Protected Securities - 5.1%
Transamerica Real Return TIPS (A)	5,451,424	55,059,378
Tactical and Specialty - 13.9%
Transamerica Arbitrage Strategy (A)	1,804,373	18,061,776
Transamerica Bond (A)	5,904,116	62,583,630

	Shares	Value
Tactical and Specialty (continued)
Transamerica Commodity Strategy (A) (B)	1,060,122	$ 9,021,638
Transamerica Global Allocation (A)	1,794,535	21,444,696
Transamerica Global Macro (A) (B)	1,481,941	7,750,553
Transamerica Global Real Estate Securities (A)	74,964	1,000,022
Transamerica Long/Short Strategy (A) (B)	1,074,672	9,457,110
Transamerica Managed Futures Strategy (A) (B)	2,075,365	20,961,184
U.S. Equity - 28.8%
Transamerica Capital Growth (A)	1,101,860	16,395,672
Transamerica Diversified Equity (A)	2,964,338	50,897,682
Transamerica Dividend Focused (A)	3,555,550	42,595,492
Transamerica Growth (A)	3,245,510	51,571,146
Transamerica Growth Opportunities (A)	1,621,870	18,505,538
Transamerica Large Cap Growth (A)	275,559	3,359,065
Transamerica Large Cap Value (A)	4,341,103	61,947,535
Transamerica Mid Cap Value (A)	590,989	9,798,605
Transamerica Select Equity (A)	3,031,500	42,319,740
Transamerica Small Cap Growth (A)	768,852	9,541,448
Transamerica Small Cap Value (A)	402,447	5,340,476
Transamerica Small Company Growth Liquidating Trust (B) (C) (D) (E) (F)	1,529	9,211

Total Investment Companies (cost $945,336,721)		1,085,165,063

Total Investment Securities (cost $945,336,721) (G)		1,085,165,063
Other Assets and Liabilities - Net - (0.1%)		(1,142,212)

Net Assets - 100.0%		$ 1,084,022,851

VALUATION SUMMARY: (H)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Investment Companies
Fixed Income	$498,602,497	$—	$—	$498,602,497
Global/International Equity	68,940,969	—	—	68,940,969
Inflation-Protected Securities	55,059,378	—	—	55,059,378
Tactical and Specialty	150,280,609	—	—	150,280,609
U.S. Equity	312,272,399	—	9,211	312,281,610
Total Investment Securities	$1,085,155,852	$—	$9,211	$1,085,165,063

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales (I)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (J)	Transfers into Level 3	Transfer out of Level 3	Ending Balance at October 31, 2013 (K)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (J)
Investment Companies	$208,417	$—	$(188,624)	$—	$(4,502)	$(6,080)	$—	$—	$9,211	$(6,080)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The fund invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing security.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $9,211, or less than 0.01% of the fund’s net assets.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation - Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Investment in affiliated company of Transamerica Asset Management, Inc.
(E)	Illiquid. Total aggregate market value of illiquid securities is $9,211, or less than 0.01% of the fund’s net assets.
(F)	Restricted security. At October 31, 2013, the fund owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$15,291	$9,211	0.00	%(L)

(G)	Aggregate cost for federal income tax purposes is $950,776,353. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $139,926,805 and $5,538,095, respectively. Net unrealized appreciation for tax purposes is $134,388,710.
(H)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(I)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(J)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(K)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
(L)	Percentage rounds to less than 0.01%.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation - Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 100.1%
Fixed Income - 0.0% (A)
Transamerica Money Market (B)	60,275	$ 60,275
Global/International Equity - 19.4%
Transamerica Developing Markets Equity (B)	6,684,825	81,488,018
Transamerica Emerging Markets Equity (B)	2,469,960	25,786,380
Transamerica International (B)	3,650,880	39,319,983
Transamerica International Equity (B)	2,297,278	42,729,379
Transamerica International Equity Opportunities (B)	1,217,303	10,529,667
Transamerica International Small Cap (B)	2,102,264	21,169,796
Transamerica International Value Opportunities (B)	2,275,306	22,753,055
Transamerica Value (B)	1,860,413	52,649,681
Tactical and Specialty - 10.2%
Transamerica Arbitrage Strategy (B)	3,221,611	32,248,325
Transamerica Global Allocation (B)	961,576	11,490,834
Transamerica Global Macro (B) (C)	2,864,435	14,980,995
Transamerica Global Real Estate Securities (B)	415,655	5,544,839
Transamerica Managed Futures Strategy (B) (C)	9,067,460	91,581,344

	Shares	Value
U.S. Equity - 70.5%
Transamerica Capital Growth (B)	5,424,051	$ 80,709,881
Transamerica Diversified Equity (B)	8,135,169	139,680,848
Transamerica Dividend Focused (B)	14,115,674	169,105,774
Transamerica Growth (B)	9,274,717	147,375,260
Transamerica Growth Opportunities (B)	4,634,149	52,875,642
Transamerica Large Cap Growth (B)	959,877	11,700,901
Transamerica Large Cap Value (B)	11,585,628	165,326,910
Transamerica Mid Cap Value (B)	4,283,888	71,026,862
Transamerica Select Equity (B)	12,008,722	167,641,765
Transamerica Small Cap Growth (B)	2,816,265	34,949,855
Transamerica Small Cap Value (B)	2,806,322	37,239,895
Transamerica Small Company Growth Liquidating Trust (C) (D) (E) (F) (G)	5,111	30,787

Total Investment Companies (cost $1,102,536,715)		1,529,996,951

Total Investment Securities (cost $1,102,536,715) (H)		1,529,996,951
Other Assets and Liabilities - Net - (0.1%)		(1,859,931)

Net Assets - 100.0%		$ 1,528,137,020

VALUATION SUMMARY: (I)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Investment Companies
Fixed Income	$60,275	$—	$—	$60,275
Global/International Equity	296,425,959	—	—	296,425,959
Tactical and Specialty	155,846,337	—	—	155,846,337
U.S. Equity	1,077,633,593	—	30,787	1,077,664,380
Total Investment Securities	$1,529,966,164	$—	$30,787	$1,529,996,951

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales (J)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (K)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (L)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (K)
Investment Companies	$696,641	$—	$(630,483)	$—	$(15,047)	$(20,324)	$—	$—	$30,787	$(20,324)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1%.
(B)	The fund invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Non-income producing security.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $30,787, or less than 0.01% of the fund’s net assets.
(E)	Illiquid. Total aggregate market value of illiquid securities is $30,787, or less than 0.01% of the fund’s net assets.
(F)	Restricted security. At October 31, 2013, the fund owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$51,112	$30,787	0.00	%(M)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation - Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Investment in affiliated company of Transamerica Asset Management, Inc.
(H)	Aggregate cost for federal income tax purposes is $1,111,125,602. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $419,683,930 and $812,581, respectively. Net unrealized appreciation for tax purposes is $418,871,349.
(I)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(J)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(K)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(L)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
(M)	Percentage rounds to less than 0.01%.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 100.1%
Fixed Income - 17.2%
Transamerica Core Bond (A)	10,148,544	$ 104,732,970
Transamerica Emerging Markets Debt (A)	1,476,131	16,030,783
Transamerica High Yield Bond (A)	4,176,195	41,093,756
Transamerica International Bond (A)	1,504,648	14,926,110
Transamerica Short-Term Bond (A)	6,647	68,265
Transamerica Total Return (A)	32,354,345	340,044,166
Global/International Equity - 13.5%
Transamerica Developing Markets Equity (A)	7,723,161	94,145,333
Transamerica Emerging Markets Equity (A)	2,906,446	30,343,293
Transamerica International (A)	6,500,265	70,007,850
Transamerica International Equity (A)	1,893,641	35,221,724
Transamerica International Equity Opportunities (A)	1,986,760	17,185,478
Transamerica International Small Cap (A)	3,158,463	31,805,723
Transamerica International Value Opportunities (A)	3,751,732	37,517,322
Transamerica Value (A)	3,171,332	89,748,709
Inflation-Protected Securities - 1.9%
Transamerica Real Return TIPS (A)	5,735,716	57,930,733
Tactical and Specialty - 11.1%
Transamerica Arbitrage Strategy (A)	5,212,860	52,180,730
Transamerica Bond (A)	4,178,596	44,293,113
Transamerica Commodity Strategy (A) (B)	3,348,703	28,497,465

	Shares	Value
Tactical and Specialty (continued)
Transamerica Global Allocation (A)	6,411,100	$ 76,612,644
Transamerica Global Real Estate Securities (A)	1,446,395	19,294,912
Transamerica Managed Futures Strategy (A) (B)	11,197,784	113,097,622
U.S. Equity - 56.4%
Transamerica Capital Growth (A)	7,100,066	105,648,978
Transamerica Diversified Equity (A)	13,291,526	228,215,506
Transamerica Dividend Focused (A)	22,724,278	272,236,853
Transamerica Growth (A)	14,978,439	238,007,400
Transamerica Growth Opportunities (A)	9,178,075	104,721,831
Transamerica Large Cap Growth (A)	1,489,200	18,153,351
Transamerica Large Cap Value (A)	18,760,985	267,719,252
Transamerica Mid Cap Value (A)	6,853,415	113,629,623
Transamerica Select Equity (A)	19,472,988	271,842,918
Transamerica Small Cap Growth (A)	2,458,890	30,514,828
Transamerica Small Cap Value (A)	3,513,027	46,617,866
Transamerica Small Company Growth Liquidating Trust (B) (C) (D) (E) (F)	4,660	28,070

Total Investment Companies (cost $2,339,912,545)		3,012,115,177

Total Investment Securities (cost $2,339,912,545) (G)		3,012,115,177
Other Assets and Liabilities - Net - (0.1%)		(2,726,440)

Net Assets - 100.0%		$ 3,009,388,737

VALUATION SUMMARY: (H)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Investment Companies
Fixed Income	$516,896,050	$—	$—	$516,896,050
Global/International Equity	405,975,432	—	—	405,975,432
Inflation-Protected Securities	57,930,733	—	—	57,930,733
Tactical and Specialty	333,976,486	—	—	333,976,486
U.S. Equity	1,697,308,406	—	28,070	1,697,336,476
Total Investment Securities	$3,012,087,107	$—	$28,070	$3,012,115,177

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales (I)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (J)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (K)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (J)
Investment Companies	$635,151	$—	$(574,833)	$—	$(13,718)	$(18,530)	$—	$—	$28,070	$(18,530)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The fund invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing security.
(C)	Investment in affiliated company of Transamerica Asset Management, Inc.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $28,070, or less than 0.01% of the fund’s net assets.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Illiquid. Total aggregate market value of illiquid securities is $28,070, or less than 0.01% of the fund’s net assets.
(F)	Restricted security. At October 31, 2013, the fund owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$46,600	$28,070	0.00	%(L)

(G)	Aggregate cost for federal income tax purposes is $2,362,179,495. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $660,795,040 and $10,859,358, respectively. Net unrealized appreciation for tax purposes is $649,935,682.
(H)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(I)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(J)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(K)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
(L)	Percentage rounds to less than 0.01%.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation - Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Fixed Income - 39.0%
Transamerica Core Bond (A)	16,497,822	$ 170,257,522
Transamerica Emerging Markets Debt (A)	2,612,229	28,368,810
Transamerica Flexible Income (A)	4,364,321	41,024,617
Transamerica High Yield Bond (A)	3,528,030	34,715,812
Transamerica International Bond (A)	2,253,038	22,350,137
Transamerica Money Market (A)	3,398,779	3,398,779
Transamerica Short-Term Bond (A)	16,845,495	173,003,239
Transamerica Total Return (A)	36,128,765	379,713,318
Global/International Equity - 8.4%
Transamerica Developing Markets Equity (A)	3,240,519	39,501,929
Transamerica Emerging Markets Equity (A)	1,148,281	11,988,057
Transamerica International (A)	2,213,690	23,841,436
Transamerica International Equity (A)	676,399	12,581,014
Transamerica International Equity Opportunities (A)	2,031,079	17,568,831
Transamerica International Small Cap (A)	1,647,323	16,588,540
Transamerica International Value Opportunities (A)	1,743,221	17,432,211
Transamerica Value (A)	1,526,723	43,206,256
Inflation-Protected Securities - 2.9%
Transamerica Real Return TIPS (A)	6,401,603	64,656,186
Tactical and Specialty - 13.7%
Transamerica Arbitrage Strategy (A)	3,408,437	34,118,456
Transamerica Bond (A)	8,201,353	86,934,343
Transamerica Commodity Strategy (A) (B)	2,458,610	20,922,774

	Shares	Value
Tactical and Specialty (continued)
Transamerica Global Allocation (A)	3,979,395	$ 47,553,769
Transamerica Global Macro (A) (B)	2,191,283	11,460,412
Transamerica Global Real Estate Securities (A)	128,895	1,719,457
Transamerica Long/Short Strategy (A) (B)	1,682,743	14,808,136
Transamerica Managed Futures Strategy (A) (B)	8,118,312	81,994,956
U.S. Equity - 36.0%
Transamerica Capital Growth (A)	3,958,780	58,906,647
Transamerica Diversified Equity (A)	6,468,137	111,057,905
Transamerica Dividend Focused (A)	9,393,574	112,535,015
Transamerica Growth (A)	7,309,768	116,152,208
Transamerica Growth Opportunities (A)	4,875,951	55,634,596
Transamerica Large Cap Growth (A)	925,881	11,286,487
Transamerica Large Cap Value (A)	7,679,560	109,587,317
Transamerica Mid Cap Value (A)	3,110,319	51,569,096
Transamerica Select Equity (A)	8,054,712	112,443,779
Transamerica Small Cap Growth (A)	1,526,567	18,944,696
Transamerica Small Cap Value (A)	2,126,393	28,217,231
Transamerica Small Company Growth Liquidating Trust (B) (C) (D) (E) (F)	2,887	17,389

Total Investment Companies (cost $1,854,225,691)		2,186,061,363

Total Investment Securities (cost $1,854,225,691) (G)		2,186,061,363
Other Assets and Liabilities - Net - 0.0% (H)		(1,075,791)

Net Assets - 100.0%		$ 2,184,985,572

VALUATION SUMMARY: (I)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Investment Companies
Fixed Income	$852,832,234	$—	$—	$852,832,234
Global/International Equity	182,708,274	—	—	182,708,274
Inflation-Protected Securities	64,656,186	—	—	64,656,186
Tactical and Specialty	299,512,303	—	—	299,512,303
U.S. Equity	786,334,977	—	17,389	786,352,366
Total Investment Securities	$2,186,043,974	$—	$17,389	$2,186,061,363

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales (J)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (K)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (L)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (K)
Investment Companies	$393,474	$—	$(356,107)	$—	$(8,498)	$(11,480)	$—	$—	$17,389	$(11,480)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The fund invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing security.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Asset Allocation - Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Investment in affiliated company of Transamerica Asset Management, Inc.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $17,389, or less than 0.01% of the fund’s net assets.
(E)	Illiquid. Total aggregate market value of illiquid securities is $17,389, or less than 0.01% of the fund’s net assets.
(F)	Restricted security. At October 31, 2013, the fund owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$28,869	$17,389	0.00	%(M)

(G)	Aggregate cost for federal income tax purposes is $1,863,146,011. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $338,592,921 and $15,677,569, respectively. Net unrealized appreciation for tax purposes is $322,915,352.
(H)	Percentage rounds to less than 0.1%.
(I)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(J)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(K)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(L)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
(M)	Percentage rounds to less than 0.01%.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 98.8%
Alternative Investments - 8.5%
Transamerica MLP & Energy Income (A)	4,518,195	$ 46,447,042
Fixed Income - 9.8%
Transamerica Emerging Markets Debt (A)	1,911,189	20,755,510
Transamerica High Yield Bond (A)	1,315,186	12,941,431
Transamerica Short-Term Bond (A)	1,968,772	20,219,292
Global/International Equity - 12.8%
Transamerica Developing Markets Equity (A)	3,513,753	42,832,648
Transamerica International Small Cap (A)	2,513,756	25,313,525
Transamerica International Small Cap Value (A) (B)	171,969	2,106,621
Tactical and Specialty - 67.7%
Transamerica Arbitrage Strategy (A)	6,806,217	68,130,234
Transamerica Bond (A)	2,607,134	27,635,622
Transamerica Commodity Strategy (A) (B)	2,173,190	18,493,849
Transamerica Global Macro (A) (B)	13,517,378	70,695,885
Transamerica Global Real Estate Securities (A)	2,214,639	29,543,290
Transamerica Long/Short Strategy (A) (B)	11,136,050	97,997,241

	Shares	Value
Tactical and Specialty (continued)
Transamerica Managed Futures Strategy (A) (B)	5,884,819	$ 59,436,668

Total Investment Companies (cost $530,684,293)		542,548,858

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $7,014,610 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $7,159,247.	$ 7,014,607	7,014,607

Total Repurchase Agreement (cost $7,014,607)		7,014,607

Total Investment Securities (cost $537,698,900) (D)		549,563,465
Other Assets and Liabilities - Net - (0.1%)		(618,906)

Net Assets - 100.0%		$ 548,944,559

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Investment Companies	$542,548,858	$—	$—	$542,548,858
Repurchase Agreement	—	7,014,607	—	7,014,607
Total Investment Securities	$542,548,858	$7,014,607	$—	$549,563,465

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The fund invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $543,760,076. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $14,727,229 and $8,923,840, respectively. Net unrealized appreciation for tax purposes is $5,803,389.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Manager International Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 100.1%
Global/International Equity - 100.1%
Transamerica Developing Markets Equity (A)	2,783,022	$ 33,925,043
Transamerica Emerging Markets Equity (A)	921,575	9,621,243
Transamerica International (A)	4,168,642	44,896,271
Transamerica International Equity (A)	2,379,944	44,266,962
Transamerica International Equity Opportunities (A)	2,915,285	25,217,218
Transamerica International Small Cap (A)	1,493,428	15,038,824
Transamerica International Small Cap Value (A) (B)	833,575	10,211,288
Transamerica International Value Opportunities (A)	3,041,970	30,419,696

Total Investment Companies (cost $179,715,724)		213,596,545

Total Investment Securities (cost $179,715,724) (C)		213,596,545
Other Assets and Liabilities - Net - (0.1%)		(236,213)

Net Assets - 100.0%		$ 213,360,332

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Investment Companies	$213,596,545	$—	$—	$213,596,545
Total Investment Securities	$213,596,545	$—	$—	$213,596,545

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The fund invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $183,169,373. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $30,427,172.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2013

	Transamerica Asset Allocation - Conservative Portfolio	Transamerica Asset Allocation - Growth Portfolio	Transamerica Asset Allocation - Moderate Growth Portfolio	Transamerica Asset Allocation - Moderate Portfolio	Transamerica Multi- Manager Alternative Strategies Portfolio	Transamerica Multi- Manager International Portfolio
Assets:
Investments in affiliated investment companies, at value	$1,085,165,063	$1,529,996,951	$3,012,115,177	$2,186,061,363	$542,548,858	$213,596,545
Repurchase agreements, at value	—	—	—	—	7,014,607	—
Cash	—	203	—	—	—	—
Receivables:
Shares of beneficial interest sold	1,563,867	1,205,159	2,323,579	2,544,049	1,236,906	127,002
Affiliated investment securities sold	289,719	846,223	822,422	419,681	—	205,679
Interest	—	—	—	—	2	—
Dividends	11,352	11	9	23,593	2,683	—
Prepaid expenses	12,391	15,671	31,526	23,298	6,396	2,239
Total assets	1,087,042,392	1,532,064,218	3,015,292,713	2,189,071,984	550,809,452	213,931,465
Liabilities:
Due to custodian	19	—	8,321	37	2	1
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2,119,026	2,646,542	3,403,434	2,296,934	1,474,842	380,527
Management and advisory fees	92,132	128,294	253,157	184,350	93,820	19,547
Distribution and service fees	627,228	855,450	1,743,583	1,274,213	171,722	103,766
Administration fees	16,123	22,452	44,303	32,261	8,250	3,153
Transfer agent fees	98,482	184,909	295,187	186,413	65,416	32,424
Trustees fees	53	72	142	103	27	10
Audit and tax fees	13,522	13,522	13,522	13,522	14,672	14,894
Custody fees	4,123	3,891	7,482	5,862	1,805	950
Legal fees	15,787	18,900	38,846	28,623	7,280	2,910
Printing and shareholder reports fees	29,861	49,053	89,717	58,340	24,711	11,582
Other	3,185	4,113	6,282	5,754	2,346	1,369
Total liabilities	3,019,541	3,927,198	5,903,976	4,086,412	1,864,893	571,133
Net assets	$1,084,022,851	$1,528,137,020	$3,009,388,737	$2,184,985,572	$548,944,559	$213,360,332

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$920,633,161	$1,212,946,635	$2,436,342,092	$1,764,048,994	$550,792,374	$279,323,077
Undistributed (accumulated) net investment income (loss)	811,250	(3,601,983)	1,008,016	8,525,280	951,041	(1,584,953)
Undistributed (accumulated) net realized gain (loss)	22,750,098	(108,667,868)	(100,164,003)	80,575,626	(14,663,421)	(98,258,613)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	139,828,342	427,460,236	672,202,632	331,835,672	11,864,565	33,880,821
Net assets	$1,084,022,851	$1,528,137,020	$3,009,388,737	$2,184,985,572	$548,944,559	$213,360,332
Net assets by class:
Class A	$451,867,537	$693,517,321	$1,269,265,301	$900,886,825	$200,903,017	$82,534,505
Class B	52,694,355	98,099,063	182,029,826	95,349,542	—	9,190,673
Class C	548,471,005	710,928,175	1,506,824,628	1,142,472,535	140,308,398	88,680,673
Class I	28,550,845	23,051,676	46,067,127	41,286,348	207,733,144	32,954,481
Class R	2,439,109	2,540,785	5,201,855	4,990,322	—	—
Shares outstanding:
Class A	36,659,849	45,449,832	88,201,619	66,321,338	20,062,237	7,528,229
Class B	4,296,811	6,578,063	12,657,007	7,007,160	—	843,881
Class C	44,818,681	47,789,379	105,406,055	84,740,945	14,153,741	8,152,637
Class I	2,311,510	1,508,398	3,198,834	3,036,959	20,701,708	3,007,849
Class R	196,524	167,614	363,241	369,188	—	—
Net asset value per share:
Class A	$12.33	$15.26	$14.39	$13.58	$10.01	$10.96
Class B	12.26	14.91	14.38	13.61	—	10.89
Class C	12.24	14.88	14.30	13.48	9.91	10.88
Class I	12.35	15.28	14.40	13.59	10.03	10.96
Class R	12.41	15.16	14.32	13.52	—	—
Maximum offering price per share: (A)
Class A	$13.05	$16.15	$15.23	$14.37	$10.59	$11.60

Investments in affiliated investment companies, at cost	$945,336,721	$1,102,536,715	$2,339,912,545	$1,854,225,691	$530,684,293	$179,715,724
Repurchase agreement, at cost	$—	$—	$—	$—	$7,014,607	$—

(A)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I and R shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS

For the year ended October 31, 2013

	Transamerica Asset Allocation - Conservative Portfolio	Transamerica Asset Allocation - Growth Portfolio	Transamerica Asset Allocation - Moderate Growth Portfolio	Transamerica Asset Allocation - Moderate Portfolio	Transamerica Multi- Manager Alternative Strategies Portfolio	Transamerica Multi- Manager International Portfolio
Investment Income:
Dividend income from affiliated investment companies	$32,822,651	$25,799,368	$63,304,023	$52,185,703	$11,788,607	$3,791,591
Interest income	—	—	—	—	5,606	—
Total investment income	32,822,651	25,799,368	63,304,023	52,185,703	11,794,213	3,791,591

Expenses:
Management and advisory	1,146,151	1,425,592	2,896,607	2,129,236	1,086,155	213,074
Distribution and service:
Class A	1,450,593	1,924,093	3,672,106	2,653,630	596,312	249,098
Class B	588,776	1,010,590	1,960,418	1,044,378	—	94,387
Class C	5,734,220	6,620,068	14,312,912	10,971,007	1,456,738	892,536
Class R	13,264	8,742	26,044	24,330	—	—
Administration	200,576	249,479	506,906	372,616	95,440	37,288
Transfer agent:
Class A	597,551	1,036,344	1,555,393	1,004,866	275,720	157,224
Class B	81,364	223,135	352,767	166,992	—	32,476
Class C	441,164	928,047	1,561,583	935,542	227,103	179,867
Class I	29,953	21,529	43,778	41,798	219,533	34,596
Class R	4,129	3,151	5,918	5,120	—	—
Trustees	18,077	22,641	45,890	33,711	8,717	3,369
Audit and tax	15,072	15,372	17,072	16,272	14,922	15,144
Custody	47,577	48,038	86,379	68,463	19,546	10,829
Legal	31,085	37,390	76,709	56,411	14,469	5,742
Printing and shareholder reports	184,120	284,970	607,345	385,738	182,550	63,057
Registration	101,357	106,715	129,675	118,197	91,818	68,179
Other	20,542	24,666	47,699	35,790	11,533	4,937
Total expenses	10,705,571	13,990,562	27,905,201	20,064,097	4,300,556	2,061,803
Class expenses (waived/reimbursed) recaptured:
Class B	—	—	—	—	—	(8,687)
Total expenses (waived/reimbursed) recaptured	—	—	—	—	—	(8,687)
Net expenses	10,705,571	13,990,562	27,905,201	20,064,097	4,300,556	2,053,116
Net investment income (loss)	22,117,080	11,808,806	35,398,822	32,121,606	7,493,657	1,738,475

Net realized and change in unrealized gain (loss) on investments in affiliated investment companies
Realized gain (loss) from investments in affiliated investment companies	15,271,140	63,862,532	96,029,000	89,313,154	(5,038,032)	(1,756,424)
Realized gain distributions from investments in affiliated investment companies	13,307,453	31,505,783	51,822,516	31,919,043	1,364,777	4,460,562
Total realized gain (loss)	28,578,593	95,368,315	147,851,516	121,232,197	(3,673,255)	2,704,138
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	31,879,875	202,707,372	300,575,133	101,078,496	10,015,736	33,928,458
Net change in unrealized appreciation (depreciation)	31,879,875	202,707,372	300,575,133	101,078,496	10,015,736	33,928,458
Net realized and change in unrealized gain (loss) on investments in affiliated investment companies	60,458,468	298,075,687	448,426,649	222,310,693	6,342,481	36,632,596
Net increase (decrease) in net assets resulting from operations	$82,575,548	$309,884,493	$483,825,471	$254,432,299	$13,836,138	$38,371,071

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Asset Allocation - Conservative Portfolio		Transamerica Asset Allocation - Growth Portfolio		Transamerica Asset Allocation - Moderate Growth Portfolio
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$22,117,080	$23,978,047	$11,808,806	$2,871,755	$35,398,822	$26,951,333
Net realized gain (loss)	28,578,593	29,214,167	95,368,315	49,394,856	147,851,516	83,491,073
Net change in unrealized appreciation (depreciation)	31,879,875	28,221,822	202,707,372	63,300,632	300,575,133	113,225,779
Net increase (decrease) in net assets resulting from operations	82,575,548	81,414,036	309,884,493	115,567,243	483,825,471	223,668,185

Distributions to shareholders:
Net investment income:
Class A	(10,978,030)	(11,562,149)	(6,676,938)	(6,829,991)	(20,502,070)	(16,912,213)
Class B	(927,916)	(1,278,729)	(252,676)	(369,215)	(1,743,921)	(1,425,070)
Class C	(9,223,740)	(10,475,698)	(2,834,256)	(3,103,458)	(14,453,079)	(10,879,679)
Class I	(676,262)	(474,796)	(261,663)	(225,278)	(750,571)	(422,389)
Class R	(60,282)	(47,615)	(13,135)	(28,446)	(78,630)	(63,798)
Total distributions from net investment income	(21,866,230)	(23,838,987)	(10,038,668)	(10,556,388)	(37,528,271)	(29,703,149)
Net realized gains:
Class A	(1,780,439)	—	—	—	—	—
Class B	(228,134)	—	—	—	—	—
Class C	(2,093,689)	—	—	—	—	—
Class I	(87,623)	—	—	—	—	—
Class R	(11,473)	—	—	—	—	—
Total distributions from net realized gains	(4,201,358)	—	—	—	—	—
Total distributions to shareholders	(26,067,588)	(23,838,987)	(10,038,668)	(10,556,388)	(37,528,271)	(29,703,149)

Capital share transactions:
Proceeds from shares sold:
Class A	74,219,593	90,434,971	74,878,505	61,006,355	124,435,077	113,424,788
Class B	1,789,457	3,680,905	2,888,851	2,794,217	3,821,906	4,090,968
Class C	67,764,532	88,716,149	66,195,177	49,555,819	143,112,702	121,871,564
Class I	12,629,701	13,491,644	9,169,163	7,879,868	19,229,192	17,355,127
Class R	1,716,762	1,719,310	1,479,438	591,994	1,730,232	2,032,412
	158,120,045	198,042,979	154,611,134	121,828,253	292,329,109	258,774,859
Dividends and distributions reinvested:
Class A	12,144,852	10,842,329	6,440,706	6,504,505	19,620,835	16,008,560
Class B	964,216	1,043,351	238,114	341,774	1,660,386	1,327,043
Class C	9,114,473	8,162,157	2,457,504	2,625,163	12,193,074	8,888,570
Class I	556,112	298,421	196,619	149,548	588,056	270,136
Class R	56,335	36,408	12,453	23,908	70,646	52,760
	22,835,988	20,382,666	9,345,396	9,644,898	34,132,997	26,547,069
Cost of shares redeemed:
Class A	(159,802,543)	(129,089,709)	(139,613,542)	(144,551,586)	(278,818,347)	(261,039,760)
Class B	(12,492,365)	(13,890,678)	(17,597,656)	(24,640,324)	(33,018,933)	(45,905,855)
Class C	(140,936,873)	(119,270,765)	(125,996,363)	(154,675,795)	(248,560,350)	(314,988,064)
Class I	(10,317,985)	(5,496,899)	(7,645,680)	(6,627,803)	(14,128,088)	(8,631,969)
Class R	(2,053,875)	(1,710,759)	(991,605)	(2,904,575)	(2,366,462)	(2,767,386)
	(325,603,641)	(269,458,810)	(291,844,846)	(333,400,083)	(576,892,180)	(633,333,034)
Automatic conversions:
Class A	6,013,509	9,441,977	15,383,836	22,304,826	33,862,775	47,512,215
Class B	(6,013,509)	(9,441,977)	(15,383,836)	(22,304,826)	(33,862,775)	(47,512,215)
	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions
	(144,647,608)	(51,033,165)	(127,888,316)	(201,926,932)	(250,430,074)	(348,011,106)

Net increase (decrease) in net assets	(88,139,648)	6,541,884	171,957,509	(96,916,077)	195,867,126	(154,046,070)

Net assets:
Beginning of year	1,172,162,499	1,165,620,615	1,356,179,511	1,453,095,588	2,813,521,611	2,967,567,681
End of year	$1,084,022,851	$1,172,162,499	$1,528,137,020	$1,356,179,511	$3,009,388,737	$2,813,521,611
Undistributed (accumulated) net investment income (loss)	$811,250	$559,973	$(3,601,983)	$(5,372,525)	$1,008,016	$3,137,465

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation - Conservative Portfolio		Transamerica Asset Allocation - Growth Portfolio		Transamerica Asset Allocation - Moderate Growth Portfolio
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012

Share activity:
Shares issued:
Class A	6,227,787	7,916,217	5,432,088	5,107,096	9,389,435	9,484,797
Class B	151,555	325,182	214,690	239,708	289,487	343,224
Class C	5,718,360	7,848,826	4,914,380	4,238,207	10,804,561	10,259,417
Class I	1,056,981	1,172,881	671,253	657,273	1,451,434	1,441,256
Class R	143,600	147,665	103,307	50,118	130,729	171,537
	13,298,283	17,410,771	11,335,718	10,292,402	22,065,646	21,700,231
Shares issued-reinvested from dividends and distributions:
Class A	1,032,736	973,487	515,669	608,466	1,590,019	1,471,372
Class B	82,705	94,705	19,390	32,550	133,794	121,413
Class C	782,346	740,538	200,613	250,493	988,895	817,716
Class I	47,075	26,479	15,767	14,016	47,771	24,874
Class R	4,767	3,247	1,002	2,251	5,744	4,868
	1,949,629	1,838,456	752,441	907,776	2,766,223	2,440,243
Shares redeemed:
Class A	(13,350,340)	(11,288,923)	(10,276,346)	(12,097,748)	(21,121,708)	(21,897,734)
Class B	(1,050,250)	(1,226,971)	(1,327,181)	(2,105,107)	(2,498,302)	(3,844,300)
Class C	(11,861,297)	(10,523,600)	(9,509,671)	(13,259,118)	(18,922,337)	(26,547,447)
Class I	(859,828)	(479,039)	(568,384)	(551,598)	(1,063,878)	(724,096)
Class R	(171,064)	(147,467)	(72,059)	(243,631)	(177,496)	(233,746)
	(27,292,779)	(23,666,000)	(21,753,641)	(28,257,202)	(43,783,721)	(53,247,323)
Automatic conversions:
Class A	503,937	830,466	1,135,533	1,875,598	2,571,151	4,002,146
Class B	(506,739)	(834,845)	(1,159,135)	(1,915,819)	(2,566,372)	(4,001,375)
	(2,802)	(4,379)	(23,602)	(40,221)	4,779	771

Net increase (decrease) in shares outstanding:
Class A	(5,585,880)	(1,568,753)	(3,193,056)	(4,506,588)	(7,571,103)	(6,939,419)
Class B	(1,322,729)	(1,641,929)	(2,252,236)	(3,748,668)	(4,641,393)	(7,381,038)
Class C	(5,360,591)	(1,934,236)	(4,394,678)	(8,770,418)	(7,128,881)	(15,470,314)
Class I	244,228	720,321	118,636	119,691	435,327	742,034
Class R	(22,697)	3,445	32,250	(191,262)	(41,023)	(57,341)
	(12,047,669)	(4,421,152)	(9,689,084)	(17,097,245)	(18,947,073)	(29,106,078)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation - Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio		Transamerica Multi-Manager International Portfolio
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$32,121,606	$33,248,619	$7,493,657	$9,221,047	$1,738,475	$3,515,690
Net realized gain (loss)	121,232,197	64,688,879	(3,673,255)	(919,948)	2,704,138	(6,761,746)
Net change in unrealized appreciation (depreciation)	101,078,496	56,230,392	10,015,736	13,546,714	33,928,458	11,888,788
Net increase (decrease) in net assets resulting from operations	254,432,299	154,167,890	13,836,138	21,847,813	38,371,071	8,642,732

Distributions to shareholders:
Net investment income:
Class A	(18,056,123)	(17,705,148)	(3,457,203)	(3,927,564)	(850,005)	(3,129,095)
Class B	(1,323,522)	(1,545,909)	—	—	(18,249)	(240,789)
Class C	(15,176,949)	(14,760,116)	(1,781,814)	(2,403,229)	(272,364)	(2,299,476)
Class I	(879,053)	(617,860)	(4,098,091)	(3,397,670)	(453,501)	(853,157)
Class R	(87,075)	(82,664)	—	—	—	—
Total distributions from net investment income	(35,522,722)	(34,711,697)	(9,337,108)	(9,728,463)	(1,594,119)	(6,522,517)
Total distributions to shareholders	(35,522,722)	(34,711,697)	(9,337,108)	(9,728,463)	(1,594,119)	(6,522,517)

Capital share transactions:
Proceeds from shares sold:
Class A	111,076,747	112,834,972	89,397,953	79,008,585	10,911,543	13,296,736
Class B	2,462,555	2,780,737	—	—	182,475	207,812
Class C	138,068,753	126,028,685	31,300,408	31,435,817	4,249,730	5,925,186
Class I	16,760,405	17,785,360	114,180,612	109,256,646	9,075,640	15,564,327
Class R	1,208,432	2,805,682	—	—	—	—
	269,576,892	262,235,436	234,878,973	219,701,048	24,419,388	34,994,061
Dividends and distributions reinvested:
Class A	17,136,926	16,590,498	3,216,996	3,361,610	792,546	2,855,626
Class B	1,235,320	1,399,905	—	—	16,177	208,985
Class C	12,492,438	11,684,903	1,558,515	2,025,883	214,910	1,783,550
Class I	685,577	402,529	2,754,700	2,236,290	249,056	314,930
Class R	73,933	53,930	—	—	—	—
	31,624,194	30,131,765	7,530,211	7,623,783	1,272,689	5,163,091
Cost of shares redeemed:
Class A	(201,398,631)	(215,866,716)	(70,110,595)	(81,244,896)	(30,575,173)	(48,777,079)
Class B	(18,123,064)	(23,055,277)	—	—	(2,196,751)	(3,559,823)
Class C	(189,869,850)	(217,870,232)	(36,624,473)	(35,618,002)	(23,255,098)	(34,617,726)
Class I	(16,645,089)	(9,692,008)	(86,330,101)	(60,924,668)	(10,263,048)	(16,189,949)
Class R	(1,747,099)	(3,477,222)	—	—	—	—
	(427,783,733)	(469,961,455)	(193,065,169)	(177,787,566)	(66,290,070)	(103,144,577)
Automatic conversions:
Class A	16,655,098	25,725,170	—	—	292,244	475,994
Class B	(16,655,098)	(25,725,170)	—	—	(292,244)	(475,994)
	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions
	(126,582,647)	(177,594,254)	49,344,015	49,537,265	(40,597,993)	(62,987,425)

Net increase (decrease) in net assets	92,326,930	(58,138,061)	53,843,045	61,656,615	(3,821,041)	(60,867,210)

Net assets:
Beginning of year	2,092,658,642	2,150,796,703	495,101,514	433,444,899	217,181,373	278,048,583
End of year	$2,184,985,572	$2,092,658,642	$548,944,559	$495,101,514	$213,360,332	$217,181,373
Undistributed (accumulated) net investment income (loss)	$8,525,280	$11,923,735	$951,041	$2,794,492	$(1,584,953)	$(1,730,479)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation - Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio		Transamerica Multi-Manager International Portfolio
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Share activity:
Shares issued:
Class A	8,674,616	9,514,256	8,917,564	8,164,076	1,097,905	1,489,198
Class B	192,163	234,866	—	—	18,359	23,577
Class C	10,810,760	10,684,797	3,143,475	3,260,642	428,583	678,076
Class I	1,303,557	1,496,497	11,408,329	11,313,683	923,404	1,729,711
Class R	95,044	237,173	—	—	—	—
	21,076,140	22,167,589	23,469,368	22,738,401	2,468,251	3,920,562
Shares issued-reinvested from dividends and distributions:
Class A	1,408,129	1,506,857	325,607	364,996	83,076	357,401
Class B	100,677	126,345	—	—	1,696	26,156
Class C	1,028,184	1,063,230	158,386	220,685	22,575	223,502
Class I	56,426	36,627	279,098	243,075	26,216	39,514
Class R	6,095	4,916	—	—	—	—
	2,599,511	2,737,975	763,091	828,756	133,563	646,573
Shares redeemed:
Class A	(15,738,225)	(18,178,499)	(7,005,001)	(8,434,154)	(3,097,747)	(5,466,984)
Class B	(1,411,034)	(1,939,352)	—	—	(222,049)	(405,633)
Class C	(14,938,145)	(18,457,412)	(3,686,165)	(3,694,489)	(2,358,842)	(3,926,174)
Class I	(1,302,230)	(818,979)	(8,639,197)	(6,322,189)	(1,025,543)	(1,841,270)
Class R	(138,135)	(296,319)	—	—	—	—
	(33,527,769)	(39,690,561)	(19,330,363)	(18,450,832)	(6,704,181)	(11,640,061)
Automatic conversions:
Class A	1,306,127	2,177,561	—	—	29,466	53,581
Class B	(1,301,041)	(2,172,255)	—	—	(29,571)	(53,785)
	5,086	5,306	—	—	(105)	(204)

Net increase (decrease) in shares outstanding:
Class A	(4,349,353)	(4,979,825)	2,238,170	94,918	(1,887,300)	(3,566,804)
Class B	(2,419,235)	(3,750,396)	—	—	(231,565)	(409,685)
Class C	(3,099,201)	(6,709,385)	(384,304)	(213,162)	(1,907,684)	(3,024,596)
Class I	57,753	714,145	3,048,230	5,234,569	(75,923)	(72,045)
Class R	(36,996)	(54,230)	—	—	—	—
	(9,847,032)	(14,779,691)	4,902,096	5,116,325	(4,102,472)	(7,073,130)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Transamerica Asset Allocation - Conservative Portfolio
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$11.73	$11.17	$11.22	$10.42	$8.99
Investment operations
Net investment income (loss)(A) (B)	0.27	0.28	0.30	0.35	0.40
Net realized and unrealized gain (loss)	0.64	0.55	(0.06)	0.83	1.46
Total investment operations	0.91	0.83	0.24	1.18	1.86
Distributions
Net investment income	(0.27)	(0.27)	(0.29)	(0.38)	(0.43)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.31)	(0.27)	(0.29)	(0.38)	(0.43)
Net asset value
End of year	$12.33	$11.73	$11.17	$11.22	$10.42
Total return(C)	7.90%	7.55%	2.20%	11.59%	21.76%
Net assets end of year (000’s)	$451,868	$495,444	$489,240	$485,473	$360,558
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.58%	0.59%	0.62%	0.63%	0.65%
Before (waiver/reimbursement) recapture	0.58%	0.59%	0.62%	0.63%	0.65%
Net investment income (loss) to average net assets(B)	2.30%	2.40%	2.63%	3.28%	4.27%
Portfolio turnover rate(E)	6%	20%	31%	16%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Asset Allocation - Conservative Portfolio
	Class B
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$11.66	$11.11	$11.17	$10.38	$8.97
Investment operations
Net investment income (loss)(A) (B)	0.19	0.20	0.24	0.30	0.35
Net realized and unrealized gain (loss)	0.63	0.55	(0.07)	0.80	1.45
Total investment operations	0.82	0.75	0.17	1.10	1.80
Distributions
Net investment income	(0.18)	(0.20)	(0.23)	(0.31)	(0.39)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.22)	(0.20)	(0.23)	(0.31)	(0.39)
Net asset value
End of year	$12.26	$11.66	$11.11	$11.17	$10.38
Total return(C)	7.13%	6.81%	1.50%	10.82%	21.01%
Net assets end of year (000’s)	$52,694	$65,549	$80,696	$114,303	$111,706
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.29%	1.28%	1.27%	1.26%	1.28%
Before (waiver/reimbursement) recapture	1.29%	1.28%	1.27%	1.26%	1.28%
Net investment income (loss) to average net assets(B)	1.62%	1.78%	2.08%	2.81%	3.71%
Portfolio turnover rate(E)	6%	20%	31%	16%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each year	Transamerica Asset Allocation - Conservative Portfolio
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$11.64	$11.09	$11.16	$10.37	$8.96
Investment operations
Net investment income (loss)(A) (B)	0.19	0.20	0.23	0.29	0.34
Net realized and unrealized gain (loss)	0.64	0.55	(0.06)	0.82	1.46
Total investment operations	0.83	0.75	0.17	1.11	1.80
Distributions
Net investment income	(0.19)	(0.20)	(0.24)	(0.32)	(0.39)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.23)	(0.20)	(0.24)	(0.32)	(0.39)
Net asset value
End of year	$12.24	$11.64	$11.09	$11.16	$10.37
Total return(C)	7.24%	6.90%	1.50%	10.92%	21.09%
Net assets end of year (000’s)	$548,471	$584,283	$578,193	$601,625	$488,315
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.23%	1.22%	1.21%	1.22%	1.23%
Before (waiver/reimbursement) recapture	1.23%	1.22%	1.21%	1.22%	1.23%
Net investment income (loss) to average net assets(B)	1.63%	1.77%	2.04%	2.75%	3.69%
Portfolio turnover rate(E)	6%	20%	31%	16%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period/year	Transamerica Asset Allocation - Conservative Portfolio
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010(A)
Net asset value
Beginning of period/year	$11.75	$11.19	$11.24	$10.69
Investment operations
Net investment income (loss)(B) (C)	0.30	0.30	0.32	0.22
Net realized and unrealized gain (loss)	0.65	0.56	(0.04)	0.75
Total investment operations	0.95	0.86	0.28	0.97
Distributions
Net investment income	(0.31)	(0.30)	(0.33)	(0.42)
Net realized gains	(0.04)	—	—	—
Total distributions	(0.35)	(0.30)	(0.33)	(0.42)
Net asset value
End of period/year	$12.35	$11.75	$11.19	$11.24
Total return(D)	8.24%	7.87%	2.52%	9.39	%(E)
Net assets end of period/year (000’s)	$28,551	$24,297	$15,067	$10,813
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.26%	0.25%	0.26%	0.28	%(G)
Before (waiver/reimbursement) recapture	0.26%	0.25%	0.26%	0.28	%(G)
Net investment income (loss) to average net assets(C)	2.47%	2.58%	2.83%	2.24	%(G)
Portfolio turnover rate(H)	6%	20%	31%	16	%(E)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the fund invests.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Asset Allocation - Conservative Portfolio
	Class R
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$11.81	$11.24	$11.29	$10.49	$9.05
Investment operations
Net investment income (loss)(A) (B)	0.27	0.26	0.28	0.27	0.37
Net realized and unrealized gain (loss)	0.61	0.55	(0.07)	0.88	1.49
Total investment operations	0.88	0.81	0.21	1.15	1.86
Distributions
Net investment income	(0.24)	(0.24)	(0.26)	(0.35)	(0.42)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.28)	(0.24)	(0.26)	(0.35)	(0.42)
Net asset value
End of year	$12.41	$11.81	$11.24	$11.29	$10.49
Total return(C)	7.61%	7.30%	1.90%	11.23%	21.59%
Net assets end of year (000’s)	$2,439	$2,589	$2,425	$3,061	$1,509
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.81%	0.85%	0.90%	0.88%	0.89%
Before (waiver/reimbursement) recapture	0.81%	0.85%	0.90%	0.88%	0.89%
Net investment income (loss) to average net assets(B)	2.21%	2.23%	2.50%	2.56%	3.97%
Portfolio turnover rate(E)	6%	20%	31%	16%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Asset Allocation - Growth Portfolio
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.37	$11.49	$11.36	$9.92	$8.87
Investment operations
Net investment income (loss)(A) (B)	0.16	0.07	0.07	0.05	0.12
Net realized and unrealized gain (loss)	2.87	0.94	0.11	1.48	1.12
Total investment operations	3.03	1.01	0.18	1.53	1.24
Distributions
Net investment income	(0.14)	(0.13)	(0.05)	(0.09)	(0.19)
Total distributions	(0.14)	(0.13)	(0.05)	(0.09)	(0.19)
Net asset value
End of year	$15.26	$12.37	$11.49	$11.36	$9.92
Total return(C)	24.75%	8.96%	1.59%	15.55%	14.46%
Net assets end of year (000’s)	$693,517	$601,498	$610,951	$645,459	$574,500
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.62%	0.65%	0.67%	0.68%	0.73%
Before (waiver/reimbursement) recapture	0.62%	0.65%	0.67%	0.68%	0.73%
Net investment income (loss) to average net assets(B)	1.18%	0.56%	0.58%	0.45%	1.41%
Portfolio turnover rate(E)	22%	21%	30%	10%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Asset Allocation - Growth Portfolio
	Class B
	October 31, 2013	October 31, 2012	October 31, 2011		October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.07	$11.20	$11.09		$9.70	$8.63
Investment operations
Net investment income (loss)(A) (B)	0.07	(0.01)	—	(C)	(0.02)	0.07
Net realized and unrealized gain (loss)	2.80	0.91	0.11		1.44	1.10
Total investment operations	2.87	0.90	0.11		1.42	1.17
Distributions
Net investment income	(0.03)	(0.03)	—		(0.03)	(0.10)
Total distributions	(0.03)	(0.03)	—		(0.03)	(0.10)
Net asset value
End of year	$14.91	$12.07	$11.20		$11.09	$9.70
Total return(D)	23.83%	8.08%	0.99%		14.65%	13.78%
Net assets end of year (000’s)	$98,099	$106,594	$140,909		$184,263	$192,054
Ratio and supplemental data
Expenses to average net assets(E)
After (waiver/reimbursement) recapture	1.38%	1.38%	1.36%		1.35%	1.40%
Before (waiver/reimbursement) recapture	1.38%	1.38%	1.36%		1.35%	1.40%
Net investment income (loss) to average net assets(B)	0.51%	(0.12)%	(0.02)%		(0.18)%	0.84%
Portfolio turnover rate(F)	22%	21%	30%		10%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Does not include expenses of the investment companies in which the fund invests.
(F)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Asset Allocation - Growth Portfolio
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011		October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.06	$11.20	$11.09		$9.69	$8.64
Investment operations
Net investment income (loss)(A) (B)	0.07	(0.01)	—	(C)	(0.01)	0.08
Net realized and unrealized gain (loss)	2.81	0.92	0.11		1.45	1.08
Total investment operations	2.88	0.91	0.11		1.44	1.16
Distributions
Net investment income	(0.06)	(0.05)	—		(0.04)	(0.11)
Total distributions	(0.06)	(0.05)	—		(0.04)	(0.11)
Net asset value
End of year	$14.88	$12.06	$11.20		$11.09	$9.69
Total return(D)	23.95%	8.22%	0.99%		14.86%	13.72%
Net assets end of year (000’s)	$710,928	$629,208	$682,872		$774,914	$763,086
Ratio and supplemental data
Expenses to average net assets(E)
After (waiver/reimbursement) recapture	1.30%	1.29%	1.29%		1.29%	1.33%
Before (waiver/reimbursement) recapture	1.30%	1.29%	1.29%		1.29%	1.33%
Net investment income (loss) to average net assets(B)	0.51%	(0.08)%	—	%(F)	(0.12)%	0.90%
Portfolio turnover rate(G)	22%	21%	30%		10%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Does not include expenses of the investment companies in which the fund invests.
(F)	Rounds to less than 0.01% or (0.01)%.
(G)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Asset Allocation - Growth Portfolio
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010(A)
Net asset value
Beginning of period/year	$12.39	$11.53	$11.39	$10.35
Investment operations
Net investment income (loss)(B) (C)	0.20	0.10	0.11	(0.02)
Net realized and unrealized gain (loss)	2.88	0.94	0.13	1.20
Total investment operations	3.08	1.04	0.24	1.18
Distributions
Net investment income	(0.19)	(0.18)	(0.10)	(0.14)
Total distributions	(0.19)	(0.18)	(0.10)	(0.14)
Net asset value
End of period/year	$15.28	$12.39	$11.53	$11.39
Total return(D)	25.21%	9.28%	2.10%	11.57	%(E)
Net assets end of period/year (000’s)	$23,052	$17,219	$14,642	$13,112
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.27%	0.25%	0.27%	0.30	%(G)
Before (waiver/reimbursement) recapture	0.27%	0.25%	0.27%	0.30	%(G)
Net investment income (loss) to average net assets(C)	1.49%	0.86%	0.93%	(0.15	)%(G)
Portfolio turnover rate(H)	22%	21%	30%	10	%(E)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the fund invests.

For a share outstanding throughout each year	Transamerica Asset Allocation - Growth Portfolio
	Class R
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.27	$11.39	$11.27	$9.85	$8.84
Investment operations
Net investment income (loss)(A) (B)	0.13	0.06	0.05	0.01	0.10
Net realized and unrealized gain (loss)	2.86	0.92	0.11	1.49	1.12
Total investment operations	2.99	0.98	0.16	1.50	1.22
Distributions
Net investment income	(0.10)	(0.10)	(0.04)	(0.08)	(0.21)
Total distributions	(0.10)	(0.10)	(0.04)	(0.08)	(0.21)
Net asset value
End of year	$15.16	$12.27	$11.39	$11.27	$9.85
Total return(C)	24.51%	8.76%	1.45%	15.35%	14.35%
Net assets end of year (000’s)	$2,541	$1,661	$3,722	$3,762	$2,704
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.84%	0.82%	0.82%	0.84%	0.85%
Before (waiver/reimbursement) recapture	0.84%	0.82%	0.82%	0.84%	0.85%
Net investment income (loss) to average net assets(B)	0.97%	0.52%	0.44%	0.15%	1.09%
Portfolio turnover rate(E)	22%	21%	30%	10%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.34	$11.55	$11.59	$10.39	$9.20
Investment operations
Net investment income (loss)(A) (B)	0.21	0.16	0.19	0.19	0.28
Net realized and unrealized gain (loss)	2.06	0.80	(0.06)	1.27	1.25
Total investment operations	2.27	0.96	0.13	1.46	1.53
Distributions
Net investment income	(0.22)	(0.17)	(0.17)	(0.23)	(0.34)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.22)	(0.17)	(0.17)	(0.26)	(0.34)
Net asset value
End of year	$14.39	$12.34	$11.55	$11.59	$10.39
Total return(C)	18.67%	8.48%	1.09%	14.35%	17.47%
Net assets end of year (000’s)	$1,269,265	$1,181,926	$1,186,790	$1,202,885	$1,044,810
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.58%	0.60%	0.62%	0.62%	0.66%
Before (waiver/reimbursement) recapture	0.58%	0.60%	0.62%	0.62%	0.66%
Net investment income (loss) to average net assets(B)	1.60%	1.30%	1.58%	1.80%	2.99%
Portfolio turnover rate(E)	19%	25%	35%	17%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class B
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.32	$11.50	$11.53	$10.34	$9.12
Investment operations
Net investment income (loss)(A) (B)	0.12	0.08	0.12	0.13	0.22
Net realized and unrealized gain (loss)	2.05	0.80	(0.07)	1.25	1.24
Total investment operations	2.17	0.88	0.05	1.38	1.46
Distributions
Net investment income	(0.11)	(0.06)	(0.08)	(0.16)	(0.24)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.11)	(0.06)	(0.08)	(0.19)	(0.24)
Net asset value
End of year	$14.38	$12.32	$11.50	$11.53	$10.34
Total return(C)	17.72%	7.73%	0.43%	13.57%	16.69%
Net assets end of year (000’s)	$182,030	$213,032	$283,905	$383,062	$394,275
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.33%	1.33%	1.31%	1.30%	1.33%
Before (waiver/reimbursement) recapture	1.33%	1.33%	1.31%	1.30%	1.33%
Net investment income (loss) to average net assets(B)	0.94%	0.65%	1.02%	1.19%	2.39%
Portfolio turnover rate(E)	19%	25%	35%	17%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each year	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.26	$11.47	$11.50	$10.32	$9.11
Investment operations
Net investment income (loss)(A) (B)	0.12	0.08	0.12	0.13	0.22
Net realized and unrealized gain (loss)	2.05	0.80	(0.05)	1.25	1.25
Total investment operations	2.17	0.88	0.07	1.38	1.47
Distributions
Net investment income	(0.13)	(0.09)	(0.10)	(0.17)	(0.26)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.13)	(0.09)	(0.10)	(0.20)	(0.26)
Net asset value
End of year	$14.30	$12.26	$11.47	$11.50	$10.32
Total return(C)	17.88%	7.74%	0.56%	13.58%	16.77%
Net assets end of year (000’s)	$1,506,825	$1,379,454	$1,468,164	$1,606,227	$1,513,954
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.26%	1.25%	1.25%	1.25%	1.28%
Before (waiver/reimbursement) recapture	1.26%	1.25%	1.25%	1.25%	1.28%
Net investment income (loss) to average net assets(B)	0.92%	0.66%	0.99%	1.20%	2.43%
Portfolio turnover rate(E)	19%	25%	35%	17%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period/year	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010(A)
Net asset value
Beginning of period/year	$12.36	$11.58	$11.61	$10.76
Investment operations
Net investment income (loss)(B) (C)	0.24	0.18	0.21	0.09
Net realized and unrealized gain (loss)	2.06	0.81	(0.03)	1.07
Total investment operations	2.30	0.99	0.18	1.16
Distributions
Net investment income	(0.26)	(0.21)	(0.21)	(0.28)
Return of capital	—	—	—	(0.03)
Total distributions	(0.26)	(0.21)	(0.21)	(0.31)
Net asset value
End of period/year	$14.40	$12.36	$11.58	$11.61
Total return(D)	19.00%	8.82%	1.54%	11.07	%(E)
Net assets end of period/year (000’s)	$46,067	$34,145	$23,403	$16,293
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.26%	0.25%	0.26%	0.29	%(G)
Before (waiver/reimbursement) recapture	0.26%	0.25%	0.26%	0.29	%(G)
Net investment income (loss) to average net assets(C)	1.84%	1.53%	1.74%	0.89	%(G)
Portfolio turnover rate(H)	19%	25%	35%	17	%(E)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the fund invests.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class R
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.28	$11.50	$11.53	$10.36	$9.18
Investment operations
Net investment income (loss)(A) (B)	0.19	0.14	0.17	0.15	0.25
Net realized and unrealized gain (loss)	2.04	0.79	(0.04)	1.28	1.26
Total investment operations	2.23	0.93	0.13	1.43	1.51
Distributions
Net investment income	(0.19)	(0.15)	(0.16)	(0.23)	(0.33)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.19)	(0.15)	(0.16)	(0.26)	(0.33)
Net asset value
End of year	$14.32	$12.28	$11.50	$11.53	$10.36
Total return(C)	18.46%	8.21%	1.06%	14.08%	17.29%
Net assets end of year (000’s)	$5,202	$4,965	$5,306	$5,413	$2,873
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.77%	0.77%	0.77%	0.79%	0.82%
Before (waiver/reimbursement) recapture	0.77%	0.77%	0.77%	0.79%	0.82%
Net investment income (loss) to average net assets(B)	1.42%	1.14%	1.43%	1.43%	2.68%
Portfolio turnover rate(E)	19%	25%	35%	17%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Asset Allocation - Moderate Portfolio
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.26	$11.60	$11.59	$10.62	$9.29
Investment operations
Net investment income (loss)(A) (B)	0.24	0.23	0.26	0.30	0.36
Net realized and unrealized gain (loss)	1.34	0.67	(0.02)	1.04	1.40
Total investment operations	1.58	0.90	0.24	1.34	1.76
Distributions
Net investment income	(0.26)	(0.24)	(0.23)	(0.37)	(0.43)
Total distributions	(0.26)	(0.24)	(0.23)	(0.37)	(0.43)
Net asset value
End of year	$13.58	$12.26	$11.60	$11.59	$10.62
Total return(C)	13.13%	7.95%	2.10%	12.95%	19.99%
Net assets end of year (000’s)	$900,887	$866,505	$877,866	$857,469	$694,532
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.56%	0.58%	0.61%	0.61%	0.63%
Before (waiver/reimbursement) recapture	0.56%	0.58%	0.61%	0.61%	0.63%
Net investment income (loss) to average net assets(B)	1.89%	1.93%	2.23%	2.78%	3.76%
Portfolio turnover rate(E)	21%	22%	30%	16%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Asset Allocation - Moderate Portfolio
	Class B
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.26	$11.58	$11.55	$10.59	$9.23
Investment operations
Net investment income (loss)(A) (B)	0.16	0.15	0.20	0.24	0.30
Net realized and unrealized gain (loss)	1.34	0.65	(0.03)	1.02	1.39
Total investment operations	1.50	0.80	0.17	1.26	1.69
Distributions
Net investment income	(0.15)	(0.12)	(0.14)	(0.30)	(0.33)
Total distributions	(0.15)	(0.12)	(0.14)	(0.30)	(0.33)
Net asset value
End of year	$13.61	$12.26	$11.58	$11.55	$10.59
Total return(C)	12.36%	7.06%	1.49%	12.13%	19.16%
Net assets end of year (000’s)	$95,350	$115,595	$152,538	$220,658	$228,151
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.31%	1.31%	1.28%	1.28%	1.30%
Before (waiver/reimbursement) recapture	1.31%	1.31%	1.28%	1.28%	1.30%
Net investment income (loss) to average net assets(B)	1.21%	1.28%	1.69%	2.24%	3.23%
Portfolio turnover rate(E)	21%	22%	30%	16%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Asset Allocation - Moderate Portfolio
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.17	$11.52	$11.50	$10.55	$9.21
Investment operations
Net investment income (loss)(A) (B)	0.15	0.15	0.19	0.24	0.30
Net realized and unrealized gain (loss)	1.34	0.66	(0.01)	1.02	1.39
Total investment operations	1.49	0.81	0.18	1.26	1.69
Distributions
Net investment income	(0.18)	(0.16)	(0.16)	(0.31)	(0.35)
Total distributions	(0.18)	(0.16)	(0.16)	(0.31)	(0.35)
Net asset value
End of year	$13.48	$12.17	$11.52	$11.50	$10.55
Total return(C)	12.37%	7.17%	1.50%	12.22%	19.24%
Net assets end of year (000’s)	$1,142,473	$1,069,033	$1,088,747	$1,142,029	$997,766
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.24%	1.23%	1.22%	1.22%	1.24%
Before (waiver/reimbursement) recapture	1.24%	1.23%	1.22%	1.22%	1.24%
Net investment income (loss) to average net assets(B)	1.21%	1.28%	1.64%	2.21%	3.25%
Portfolio turnover rate(E)	21%	22%	30%	16%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Asset Allocation - Moderate Portfolio
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010(A)
Net asset value
Beginning of period/year	$12.28	$11.63	$11.61	$10.94
Investment operations
Net investment income (loss)(B) (C)	0.28	0.25	0.28	0.17
Net realized and unrealized gain (loss)	1.33	0.68	0.01	0.91
Total investment operations	1.61	0.93	0.29	1.08
Distributions
Net investment income	(0.30)	(0.28)	(0.27)	(0.41)
Total distributions	(0.30)	(0.28)	(0.27)	(0.41)
Net asset value
End of period/year	$13.59	$12.28	$11.63	$11.61
Total return(D)	13.41%	8.26%	2.53%	10.27	%(E)
Net assets end of period/year (000’s)	$41,286	$36,572	$26,332	$17,853
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.26%	0.25%	0.26%	0.28	%(G)
Before (waiver/reimbursement) recapture	0.26%	0.25%	0.26%	0.28	%(G)
Net investment income (loss) to average net assets(C)	2.17%	2.11%	2.42%	1.73	%(G)
Portfolio turnover rate(H)	21%	22%	30%	16	%(E)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the fund invests.

For a share outstanding throughout each year	Transamerica Asset Allocation - Moderate Portfolio
Class R
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.20	$11.54	$11.53	$10.58	$9.28
Investment operations
Net investment income (loss)(A) (B)	0.21	0.20	0.23	0.24	0.32
Net realized and unrealized gain (loss)	1.34	0.67	—	(C)	1.06	1.42
Total investment operations	1.55	0.87	0.23	1.30	1.74
Distributions
Net investment income	(0.23)	(0.21)	(0.22)	(0.35)	(0.44)
Total distributions	(0.23)	(0.21)	(0.22)	(0.35)	(0.44)
Net asset value
End of year	$13.52	$12.20	$11.54	$11.53	$10.58
Total return(D)	12.93%	7.72%	2.01%	12.60%	19.81%
Net assets end of year (000’s)	$4,990	$4,954	$5,314	$4,278	$2,211
Ratio and supplemental data
Expenses to average net assets(E)
After (waiver/reimbursement) recapture	0.76%	0.79%	0.82%	0.83%	0.86%
Before (waiver/reimbursement) recapture	0.76%	0.79%	0.82%	0.83%	0.86%
Net investment income (loss) to average net assets(B)	1.67%	1.71%	2.00%	2.23%	3.38%
Portfolio turnover rate(F)	21%	22%	30%	16%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Does not include expenses of the investment companies in which the fund invests.
(F)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.92	$9.68	$9.82	$9.35	$8.30
Investment operations
Net investment income (loss)(A) (B)	0.14	0.21	0.15	0.14	0.29
Net realized and unrealized gain (loss)	0.14	0.25	(0.23)	0.58	1.08
Total investment operations	0.28	0.46	(0.08)	0.72	1.37
Distributions
Net investment income	(0.19)	(0.22)	(0.06)	(0.15)	(0.32)
Return of capital	—	—	—	(0.10)	—
Total distributions	(0.19)	(0.22)	(0.06)	(0.25)	(0.32)
Net asset value
End of year	$10.01	$9.92	$9.68	$9.82	$9.35
Total return(C)	2.89%	4.95%	(0.77)%	7.83%	17.21%
Net assets end of year (000’s)	$200,903	$176,808	$171,567	$128,041	$119,693
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.72%	0.74%	0.76%	0.80%	0.81%
Before (waiver/reimbursement) recapture	0.72%	0.74%	0.76%	0.80%	0.81%
Net investment income (loss) to average net assets(B)	1.42%	2.19%	1.53%	1.51%	3.43%
Portfolio turnover rate(E)	116%	62%	31%	35%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.82	$9.59	$9.73	$9.27	$8.23
Investment operations
Net investment income (loss)(A) (B)	0.08	0.14	0.09	0.08	0.24
Net realized and unrealized gain (loss)	0.13	0.25	(0.22)	0.57	1.06
Total investment operations	0.21	0.39	(0.13)	0.65	1.30
Distributions
Net investment income	(0.12)	(0.16)	(0.01)	(0.09)	(0.26)
Return of capital	—	—	—	(0.10)	—
Total distributions	(0.12)	(0.16)	(0.01)	(0.19)	(0.26)
Net asset value
End of year	$9.91	$9.82	$9.59	$9.73	$9.27
Total return(C)	2.18%	4.21%	(1.35)%	7.12%	16.37%
Net assets end of year (000’s)	$140,309	$142,788	$141,413	$114,662	$96,376
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.44%	1.41%	1.42%	1.44%	1.45%
Before (waiver/reimbursement) recapture	1.44%	1.41%	1.42%	1.44%	1.45%
Net investment income (loss) to average net assets(B)	0.80%	1.47%	0.91%	0.82%	2.92%
Portfolio turnover rate(E)	116%	62%	31%	35%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010(A)
Net asset value
Beginning of period/year	$9.94	$9.70	$9.84	$9.49
Investment operations
Net investment income (loss)(B) (C)	0.17	0.23	0.15	0.07
Net realized and unrealized gain (loss)	0.15	0.27	(0.19)	0.57
Total investment operations	0.32	0.50	(0.04)	0.64
Distributions
Net investment income	(0.23)	(0.26)	(0.10)	(0.19)
Return of capital	—	—	—	(0.10)
Total distributions	(0.23)	(0.26)	(0.10)	(0.29)
Net asset value
End of period/year	$10.03	$9.94	$9.70	$9.84
Total return(D)	3.25%	5.34%	(0.47)%	6.90	%(E)
Net assets end of period/year (000’s)	$207,733	$175,506	$120,465	$34,131
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.39%	0.37%	0.40%	0.50	%(G)
Before (waiver/reimbursement) recapture	0.39%	0.37%	0.40%	0.50	%(G)
Net investment income (loss) to average net assets(C)	1.74%	2.37%	1.56%	0.82	%(G)
Portfolio turnover rate(H)	116%	62%	31%	35	%(E)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the fund invests.

For a share outstanding throughout each year	Transamerica Multi-Manager International Portfolio
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.22	$9.09	$9.84	$8.53	$6.57
Investment operations
Net investment income (loss)(A) (B)	0.11	0.16	0.08	0.09	0.17
Net realized and unrealized gain (loss)	1.73	0.22	(0.75)	1.33	1.84
Total investment operations	1.84	0.38	(0.67)	1.42	2.01
Distributions
Net investment income	(0.10)	(0.25)	(0.08)	(0.11)	(0.05)
Total distributions	(0.10)	(0.25)	(0.08)	(0.11)	(0.05)
Net asset value
End of year	$10.96	$9.22	$9.09	$9.84	$8.53
Total return(C)	20.08%	4.65%	(6.90)%	16.80%	30.86%
Net assets end of year (000’s)	$82,534	$86,834	$118,070	$135,479	$134,751
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.69%	0.68%	0.67%	0.70%	0.74%
Before (waiver/reimbursement) recapture	0.69%	0.68%	0.67%	0.70%	0.74%
Net investment income (loss) to average net assets(B)	1.09%	1.79%	0.77%	1.04%	2.35%
Portfolio turnover rate(E)	18%	41%	13%	11%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Multi-Manager International Portfolio
	Class B
	October 31, 2013	October 31, 2012	October 31, 2011		October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.16	$9.00	$9.74		$8.45	$6.50
Investment operations
Net investment income (loss)(A) (B)	0.04	0.09	0.01		0.02	0.01
Net realized and unrealized gain (loss)	1.71	0.24	(0.75)		1.32	1.94
Total investment operations	1.75	0.33	(0.74)		1.34	1.95
Distributions
Net investment income	(0.02)	(0.17)	—	(C)	(0.05)	—
Total distributions	(0.02)	(0.17)	—	(C)	(0.05)	—
Net asset value
End of year	$10.89	$9.16	$9.00		$9.74	$8.45
Total return(D)	19.11%	3.92%	(7.59)%		15.95%	30.00%
Net assets end of year (000’s)	$9,191	$9,847	$13,373		$18,432	$18,010
Ratio and supplemental data
Expenses to average net assets(E)
After (waiver/reimbursement) recapture	1.45%	1.45%	1.45%		1.45%	1.45%
Before (waiver/reimbursement) recapture	1.54%	1.54%	1.48%		1.49%	1.57%
Net investment income (loss) to average net assets(B)	0.37%	1.05%	0.11%		0.19%	0.08%
Portfolio turnover rate(F)	18%	41%	13%		11%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Does not include expenses of the investment companies in which the fund invests.
(F)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Multi-Manager International Portfolio
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.15	$9.01	$9.75	$8.45	$6.50
Investment operations
Net investment income (loss)(A) (B)	0.04	0.09	0.02	0.02	0.03
Net realized and unrealized gain (loss)	1.72	0.23	(0.74)	1.33	1.92
Total investment operations	1.76	0.32	(0.72)	1.35	1.95
Distributions
Net investment income	(0.03)	(0.18)	(0.02)	(0.05)	—
Total distributions	(0.03)	(0.18)	(0.02)	(0.05)	—
Net asset value
End of year	$10.88	$9.15	$9.01	$9.75	$8.45
Total return(C)	19.26%	3.87%	(7.42)%	16.10%	30.00%
Net assets end of year (000’s)	$88,681	$92,050	$117,858	$144,849	$132,777
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.40%	1.38%	1.34%	1.36%	1.43%
Before (waiver/reimbursement) recapture	1.40%	1.38%	1.34%	1.36%	1.43%
Net investment income (loss) to average net assets(B)	0.40%	1.07%	0.16%	0.27%	0.50%
Portfolio turnover rate(E)	18%	41%	13%	11%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the investment companies in which the fund invests.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Multi-Manager International Portfolio
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010(A)
Net asset value
Beginning of period/year	$9.23	$9.11	$9.86	$8.84
Investment operations
Net investment income (loss)(B) (C)	0.14	0.16	0.11	(0.02)
Net realized and unrealized gain (loss)	1.73	0.25	(0.74)	1.19
Total investment operations	1.87	0.41	(0.63)	1.17
Distributions
Net investment income	(0.14)	(0.29)	(0.12)	(0.15)
Total distributions	(0.14)	(0.29)	(0.12)	(0.15)
Net asset value
End of period/year	$10.96	$9.23	$9.11	$9.86
Total return(D)	20.53%	5.07%	(6.49)%	13.41	%(E)
Net assets end of period/year (000’s)	$32,954	$28,450	$28,748	$28,047
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.31%	0.28%	0.29%	0.34	%(G)
Before (waiver/reimbursement) recapture	0.31%	0.28%	0.29%	0.34	%(G)
Net investment income (loss) to average net assets(C)	1.39%	1.87%	1.12%	(0.21	)%(G)
Portfolio turnover rate(H)	18%	41%	13%	11	%(E)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the investment companies in which the fund invests.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the fund invests.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS

At October 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio, and Transamerica Multi-Manager International Portfolio (each, a “Fund” and collectively, the “Funds”) are series of the Trust.

The Funds, with the exception of Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Multi-Manager International Portfolio, currently offer five classes of shares: Class A, Class B, Class C, Class I, and Class R. Transamerica Multi-Manager Alternative Strategies Portfolio currently offers three classes of shares: Class A, Class C, and Class I. Transamerica Multi-Manager International Portfolio currently offers four classes of shares: Class A, Class B, Class C, and Class I. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. As of November 1, 2013, Class B shares were no longer available to existing investors except for exchanges and dividend and capital gains reinvestment.

Each Fund, a “fund of fund”, invests the majority of its assets among certain affiliated series of the Trust (hereafter referred to as “Underlying Funds”). The financial statements of the Underlying Funds, including the Schedules of Investments, should be read in conjunction with the Funds’ financial statements. The Underlying Funds’ shareholder reports are available without charge at www.transamericainvestments.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied by the Funds’ current prospectus, which contains additional information about the Funds, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Funds. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Funds, such as the custodian, the transfer agent, the administrator, the distributor, the Funds’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Funds by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Funds and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Funds by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Funds; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each Fund’s investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and its dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Funds. State Street performs back office services to support TFS, including furnishing financial and performance information about the Funds for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Funds, as numerated within the Statements of Operations.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Repurchase agreements: In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at October 31, 2013 is shown in the Schedules of Investments on a gross basis.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statements of Operations.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at October 31, 2013 are listed in the Schedules of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) for the Funds are from investments in shares of investment companies.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to,

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 2. (continued)

information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Funds’ Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Fund’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the Underlying Funds. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 2. (continued)

The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2013, is disclosed in the Valuation Summary of each Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TAM, the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Funds.

Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the investment companies in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

Fund Name/Breakpoint	Rate
Transamerica Asset Allocation - Conservative Portfolio
ANA	0.10%
Transamerica Asset Allocation - Growth Portfolio
ANA	0.10%
Transamerica Asset Allocation - Moderate Growth Portfolio
ANA	0.10%
Transamerica Asset Allocation - Moderate Portfolio
ANA	0.10%

Fund Name/Breakpoint	Rate
Transamerica Multi-Manager Alternative Strategies Portfolio
First $500 million	0.20%
Over $500 million up to $1 billion	0.19
Over $1 billion	0.18
Transamerica Multi-Manager International Portfolio
ANA	0.10%

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual limit:

Fund Name	Expense Limit	Maximum Operating Expense Limit Effective Through
Transamerica Asset Allocation - Conservative Portfolio	0.45%	March 1, 2014
Transamerica Asset Allocation - Growth Portfolio	0.45	March 1, 2014
Transamerica Asset Allocation - Moderate Growth Portfolio	0.45	March 1, 2014
Transamerica Asset Allocation - Moderate Portfolio	0.45	March 1, 2014
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55	March 1, 2014
Transamerica Multi-Manager International Portfolio	0.45	March 1, 2014

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

TAM is entitled to reimbursement by the Fund of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Fund operating expenses are less than the stated annual limit.

During the year ended October 31, 2013, there were no amounts recaptured by the adviser.

The following amounts were available for recapture by TAM as of October 31, 2013:

Fund Name/Class	Amount Available	Year Reimbursed	Available Through
Transamerica Multi-Managed International Portfolio
Class B	$10,232	2012	10/31/2014
	8,687	2013	10/31/2015

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. Pursuant to the distribution plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor. The Funds are authorized under the 12b-1 plans to pay fees on each available class up to the following limits: 0.30% for Class A; 1.00% for Class B; 1.00% for Class C; and 0.50% for Class R. 12b-1 fees are not applicable for Class I. Amounts paid are included in the Statements of Operations.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Class B, Class C, and certain Class A share redemptions. For the year ended October 31, 2013, the underwriter commissions were as follows:

Transamerica Asset Allocation - Conservative Portfolio
Received by Underwriter	$1,353,899
Retained by Underwriter	218,297
Contingent Deferred Sales Charge	103,010
Transamerica Asset Allocation - Growth Portfolio
Received by Underwriter	$1,673,961
Retained by Underwriter	253,752
Contingent Deferred Sales Charge	126,923
Transamerica Asset Allocation - Moderate Growth Portfolio
Received by Underwriter	$3,341,521
Retained by Underwriter	523,941
Contingent Deferred Sales Charge	205,807

Transamerica Asset Allocation - Moderate Portfolio
Received by Underwriter	$2,546,993
Retained by Underwriter	411,266
Contingent Deferred Sales Charge	144,467
Transamerica Multi-Manager Alternative Strategies Portfolio
Received by Underwriter	$431,740
Retained by Underwriter	68,721
Contingent Deferred Sales Charge	20,721
Transamerica Multi-Manager International Portfolio
Received by Underwriter	$67,482
Retained by Underwriter	10,818
Contingent Deferred Sales Charge	11,248

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.0175% of ANA. The Legal fees on the Statements of Operations are for fees paid to external legal counsel.

Transfer agent fees: Pursuant to a Transfer Agency Agreement, as amended, the Funds pay TFS a fee for providing transfer agent services as follows:

Class A, B, C & R*
Open Account	$21.00
Closed Account	1.50

Class I*
Open Direct Account	$21.00
Open Networked Account	8.00
Closed Account	1.50
Sub-Transfer Agent and Omnibus Intermediary Fees	10 bps**

*	Applicable out-of pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the Funds.
**	bps – Basis Points. A basis point is a unit equal to 1/100th of 1%, and is commonly used to denote the change in a financial instrument.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Fees paid and the amounts due to TFS for the year ended October 31, 2013 are as follows:

Fund Name	Fees Paid to TFS	Fees Due to TFS
Transamerica Asset Allocation - Conservative Portfolio	$1,081,069	$87,544
Transamerica Asset Allocation - Growth Portfolio	2,131,655	170,640
Transamerica Asset Allocation - Moderate Growth Portfolio	3,344,330	266,710
Transamerica Asset Allocation - Moderate Portfolio	2,019,365	165,268
Transamerica Multi-Manager Alternative Strategies Portfolio	686,269	59,520
Transamerica Multi-Manager International Portfolio	390,801	30,382

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended October 31, 2013 were as follows:

Fund Name	Purchases of affiliated investments	Proceeds from maturities and sales of affiliated investments
Transamerica Asset Allocation - Conservative Portfolio	$63,133,475	$244,689,664
Transamerica Asset Allocation - Growth Portfolio	317,419,379	469,431,799
Transamerica Asset Allocation - Moderate Growth Portfolio	551,295,274	868,350,593
Transamerica Asset Allocation - Moderate Portfolio	439,152,133	623,113,654
Transamerica Multi-Manager Alternative Strategies Portfolio	639,861,078	601,960,840
Transamerica Multi-Manager International Portfolio	38,327,531	82,962,000

There were no transactions in U.S. Government securities during the year ended October 31, 2013.

NOTE 5. FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to its policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and capital loss carryforwards.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund Name	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica Asset Allocation - Conservative Portfolio	$(1,415)	$427	$988
Transamerica Asset Allocation - Growth Portfolio	(348)	404	(56)
Transamerica Asset Allocation - Moderate Growth Portfolio	(1,730)	—	1,730
Transamerica Asset Allocation - Moderate Portfolio	(2,237)	2,661	(424)
Transamerica Multi-Manager Alternative Strategies Portfolio	945	—	(945)
Transamerica Multi-Manager International Portfolio	(150)	1,170	(1,020)

At October 31, 2013, the capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

Fund Name	Capital Loss Carryforwards	Available Through
Transamerica Asset Allocation - Growth Portfolio	$39,274,324	October 31, 2017
Transamerica Asset Allocation - Growth Portfolio	25,849,212	October 31, 2018
Transamerica Asset Allocation - Growth Portfolio	34,955,445	October 31, 2019
Transamerica Asset Allocation - Moderate Growth Portfolio	22,056,637	October 31, 2018
Transamerica Asset Allocation - Moderate Growth Portfolio	55,840,416	October 31, 2019
Transamerica Multi-Manager Alternative Strategies Portfolio	2,825,181	October 31, 2017
Transamerica Multi-Manager Alternative Strategies Portfolio	3,781,348	October 31, 2018
Transamerica Multi-Manager Alternative Strategies Portfolio	1,995,716	Long-Term Indefinitely
Transamerica Multi-Manager International Portfolio	35,953,977	October 31, 2016
Transamerica Multi-Manager International Portfolio	51,740,251	October 31, 2017
Transamerica Multi-Manager International Portfolio	4,934,774	October 31, 2018
Transamerica Multi-Manager International Portfolio	22,182	Short-Term Indefinitely
Transamerica Multi-Manager International Portfolio	2,153,780	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended October 31, 2013 were as follows:

Fund Name	Capital Loss Carryforwards Utilized/Expired During the Year Ended October 31, 2013
Transamerica Asset Allocation - Growth Portfolio	$90,873,261
Transamerica Asset Allocation - Moderate Growth Portfolio	142,644,773
Transamerica Asset Allocation - Moderate Portfolio	28,403,831
Transamerica Multi-Manager International Portfolio	2,706,131

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

	2013 Distributions Paid From			2012 Distributions Paid From
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Transamerica Asset Allocation - Conservative Portfolio	$21,866,230	$4,201,358	$—	$23,838,987	$—	$—
Transamerica Asset Allocation - Growth Portfolio	10,038,668	—	—	10,556,388	—	—
Transamerica Asset Allocation - Moderate Growth Portfolio	37,528,271	—	—	29,703,149	—	—
Transamerica Asset Allocation - Moderate Portfolio	35,522,722	—	—	34,711,697	—	—
Transamerica Multi-Manager Alternative Strategies Portfolio	9,337,108	—	—	9,728,463	—	—
Transamerica Multi-Manager International Portfolio	1,594,119	—	—	6,522,517	—	—

The tax basis components of distributable earnings as of October 31, 2013 are as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica Asset Allocation - Conservative Portfolio	$811,250	$28,189,730	$—	$—	$—	$134,388,710
Transamerica Asset Allocation - Growth Portfolio	—	—	(100,078,981)	(3,601,983)	—	418,871,349
Transamerica Asset Allocation - Moderate Growth Portfolio	1,008,016	—	(77,897,053)	—	—	649,935,682
Transamerica Asset Allocation - Moderate Portfolio	8,525,280	89,495,946	—	—	—	322,915,352
Transamerica Multi-Manager Alternative Strategies Portfolio	951,041	—	(8,602,245)	—	—	5,803,389
Transamerica Multi-Manager International Portfolio	—	—	(94,804,964)	(1,584,953)	—	30,427,172

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance that will enhance disclosures related to financial instruments and derivative instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013 the FASB issued further authoritative guidance clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The adoption of this disclosure requirement is effective for financial statements interim and annual years beginning on or after January 1, 2013. Management is currently evaluating the implication of the additional disclosure requirements and its impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 6. (continued)

In June 2013, the FASB issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio, and Transamerica Multi-Manager International Portfolio, (collectively, the “Funds”) (six of the Funds of the Transamerica Funds), including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to November 1, 2009 were audited by another independent registered public accounting firm whose report, dated December 21, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned six Funds of the Transamerica Funds at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 24, 2013

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 12-13, 2013, the Board reviewed and considered the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) between each of the following funds (each a “Fund” and collectively the “Funds”) and Transamerica Asset Management, Inc. (“TAM”):

Transamerica Asset Allocation - Conservative Portfolio	Transamerica Asset Allocation - Moderate Portfolio
Transamerica Asset Allocation - Growth Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Asset Allocation - Moderate Growth Portfolio	Transamerica Multi-Manager International Portfolio

For each Fund except Transamerica Multi-Manager Alternative Strategies Portfolio, the Board also reviewed and considered the renewal of an investment sub-advisory agreement (each a “Sub-Advisory Agreement” and, together with each Investment Advisory Agreement, the “Agreements”) between TAM and Morningstar Associates, LLC (the “Sub-Adviser”).

Following their review and consideration, the Trustees determined that the terms of each Investment Advisory Agreement and Sub-Advisory Agreement are reasonable and that the renewal of each of the Agreements is in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2014. In reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the Agreements, including, to the extent applicable, information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Trustees also considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of each Fund, as well as comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and/or their own business judgment, to be relevant. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and the Sub-Adviser; TAM’s management oversight process or the professional qualifications of TAM’s portfolio management team, as applicable to a particular Fund; and the professional qualifications of the portfolio management team of the Sub-Adviser.

With respect to Funds for which day-to-day portfolio management is provided by the Sub-Adviser, the Board also considered the continuous and regular investment advisory and other services provided by TAM for the portion of the management fee it retains after payment of the sub-advisory fee. The Board noted that the investment advisory services include the design and development of the Funds and each Fund’s investment strategy, TAM’s selection, ongoing oversight and monitoring of the Sub-Adviser, TAM’s daily supervision of each Fund’s investments and recommendations to change a Fund’s investment strategy or sub-adviser where it believes appropriate or advisable. The Board also noted that TAM provides services to all Transamerica mutual funds, including the Funds, in the form of oversight of the services provided by the funds’ administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the funds.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance

The Board considered the short- and longer-term performance of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2012.

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class A of the Fund was above its primary benchmark for the past 1-, 3- and 10-year periods and below its primary benchmark for the past 5-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the performance of Class A of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Class A of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the Fund’s portfolio management team. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the performance of Class A of the Fund was in line with the median for its peer universe for the past 1- and 10-year periods and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class A of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the Fund’s portfolio management team. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class A of the Fund was above its primary benchmark for the past 5-year period and below its primary benchmark for the past 1-, 3- and 10-year periods. The Trustees also noted recent changes in the Fund’s portfolio management team. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the performance of Class A of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class A of the Fund was above its primary benchmark for the past 1- and 3-year periods and below its primary benchmark for the past 5-year period. The Board also noted that the Fund’s performance for longer periods was attributable to the Fund’s previous sub-adviser.

Transamerica Multi-Manager International Portfolio. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 5-year period and in line with the median for the past 1- and 3-year periods. The Board also noted that the performance of Class A of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Trustees also noted recent changes in the Fund’s portfolio management team. The Trustees noted that management intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the applicable Fund’s investment objectives, policies and strategies and that is competitive with other investment companies.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Lipper comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of other investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered, where applicable, the fees charged by the Sub-Adviser for sub-advisory services, the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by TAM. The Board also gave consideration to the fact that each Fund indirectly bears the fees and expenses of the underlying funds in which the Fund invests.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Board also noted that

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Manager International Portfolio. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under each Investment Advisory Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing or procuring fund management services, as applicable, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the Sub-Adviser and are paid by TAM and not the applicable Fund. As a result, the Board principally considered the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any further economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from these economies of scale. The Board considered each Fund’s management fee schedule and the

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale with the Funds through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Fund’s fee structure reflected economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and fees paid to the Sub-Adviser, as applicable, and whether each Fund has achieved economies of scale in the future.

Benefits to TAM, its Affiliates, and/or the Sub-Adviser from their Relationships with the Funds

The Board considered any other benefits derived by TAM, its affiliates and the Sub-Adviser, as applicable, from their relationships with the Funds. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Funds and that TAM believes that any use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the applicable Funds.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser, as applicable. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of each Investment Advisory Agreement and Sub-Advisory Agreement is in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of each of the Agreements.

Transamerica Funds	Annual Report 2013

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2013, the Funds designated the following maximum amounts of qualified dividend income:

Fund Name	Qualified Dividend Income
Transamerica Asset Allocation - Conservative Portfolio	$2,433,276
Transamerica Asset Allocation - Growth Portfolio	8,429,544
Transamerica Asset Allocation - Moderate Growth Portfolio	13,560,133
Transamerica Asset Allocation - Moderate Portfolio	6,748,681
Transamerica Multi-Manager Alternative Strategies Portfolio	891,755
Transamerica Multi-Manager International Portfolio	1,594,119

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the maximum dividends received deductions as follows:

Fund Name	Dividend Received Deduction Percentage
Transamerica Asset Allocation - Conservative Portfolio	17%
Transamerica Asset Allocation - Growth Portfolio	100
Transamerica Asset Allocation - Moderate Growth Portfolio	53
Transamerica Asset Allocation - Moderate Portfolio	29
Transamerica Multi-Manager Alternative Strategies Portfolio	2
Transamerica Multi-Manager International Portfolio	2

For tax purpose, the Long-Term Capital Gain Designations for the year ended October 31, 2013 were as follows:

Fund Name	Long-Term Capital Gain Designation
Transamerica Asset Allocation - Conservative Portfolio	$4,201,358

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

Transamerica Funds	Annual Report 2013

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 174 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement

(2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

Chairman (2013 – present), Board Member (2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS

(2012 – present);

Chairman (2013 – present), Board Member (2013 – present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF

(2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”)

(2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”)

(2012 – present);

				174	N/A

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Thomas A. Swank (continued)

Director and Trust Officer, Massachusetts Fidelity Trust Company (2012 – present);

Director, Aegon Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company

(2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio

(2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, Aegon Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company

(2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc.

(2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company

(2009 – present);

Director, Transamerica Capital, Inc.

(2009 – present); and

President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000), and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	174	First Allied Holdings Inc. (2013 – present)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	174	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);	174	Ameris Bancorp (2013 –present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida

(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia

(1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	174	N/A
Russell A. Kimball, Jr (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 –present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	174	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);	174	N/A

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS

(2007 – present);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	174	Buena Vista University Board of Trustees (2004 – present)
Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	174	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	174	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	174	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2013

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012	See Table Above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF

(2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments

(2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC

(2009 –2012); and

Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS

(2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF

(2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM

(2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management

(1998 – 2006); and

Corporate Associate, Ropes & Gray LLP

(1995 – 1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation

(2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC

(2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010);

Vice President – Investment Administration

(2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Erin E. King (1976)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Since 2013

Vice President, Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF

(2013 – present);

Vice President, Chief Compliance Officer and Chief Risk Officer, TAM

(2013 – present);

Vice President, TFS

(2013 – present);

Managing Director and Chief Compliance Officer, Guggenheim Partners Investment Management, LLC (2007 – 2013);

Regulatory Affairs Compliance Officer, Western Asset Management Company

(2004 – 2007);

Compliance Officer, Citigroup Asset Management (2002 – 2004); and

Compliance Examiner, National Association of Securities Dealers (now, FINRA)

(1999 – 2002).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Chief Accounting Officer, TAM and TFS (2009 – present);

Director, Fund Administration, TIAA-CREF

(2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF

(2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010); and Vice President and Senior Counsel, TAM (2008 – present).
Richard J. Wirth (1958)	Assistant Secretary	Since 2013

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF

(2013 – present);

Director, Senior Vice President, Division General Counsel and Secretary, Transamerica Advisors Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Advisors Life Insurance Company of New York (2012 – present);

Vice President and Division General Counsel, Transamerica Financial Life Insurance Company

(2012 – present);

Senior Vice President and Division General Counsel, Transamerica Life Insurance Company

(2012 – present);

Senior Vice President and Division General Counsel, Monumental Life Insurance Company

(2012 – present);

Senior Vice President and Division General Counsel, Western Reserve Life Assurance Co. of Ohio (2012 – present);

Secretary, Aegon Financial Services Group, Inc. (2012 – present); and

Assistant General Counsel, The Hartford

(2004 – 2012).

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Maria P. Sell (1978)	Assistant Treasurer	Since 2013

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF

(2013 – present);

Director, Fund Administration, TAM

(2012 – present);

Vice President, Fund Administration, J.P. Morgan (2010 – 2012); and

Assurance Manager, PricewaterhouseCoopers LLP (2006 – 2010).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available without charge, upon request by calling toll free 1-800-233-4339 or on the Trusts’ website at www.transamericafunds.com.

Transamerica Funds	Annual Report 2013

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2013

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2013

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Open Funds

Annual Report

October 31, 2013

www.transamericainvestments.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. In November 2012, markets were focused on the impending U.S. fiscal cliff of tax hikes and spending cuts. Despite improving economic conditions, concern that the fiscal cliff would slow economic growth held U.S. markets down through the end of 2012. Congress resolved the U.S. fiscal cliff in early January and as a result U.S. markets moved up strongly throughout the first quarter of 2013. Spring brought slower conditions in Europe, which held international markets back temporarily. However, Japan’s new quantitative easing program launched in the second quarter and helped markets and economies in developed markets recover. Meanwhile, emerging market policy makers tightened fiscal and monetary policy to fight inflation and to slow rapid credit growth. This caused emerging market equities to lag far behind. U.S. economics continued to improve in May and June, prompting the U.S. Federal Reserve Board to announce potential plans for tapering purchases of U.S. Treasury bonds and mortgages. As a result, U.S. Treasury bonds sold off strongly, pushing yields on the 10-year from under 1.70% in April to almost 2.98% in September before ending the period near 2.57%. During the third quarter, U.S. equities continued to climb higher on improving earnings and held onto those gains in October despite the government shutdown and concerns about a possible default.

For the year ending October 31, 2013, the Standard & Poor’s 500® Index gained 27.18% while the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index, representing international developed market equities, gained 27.40%. During the same period, the Barclays U.S. Aggregate Bond Index lost (1.08)%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Thomas A. Swank

President & Chief Executive Officer

Transamerica Funds

Christopher A. Staples

Vice President & Chief Investment Officer, Advisory Services

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

The U.S. stock market performed strongly over the 12-month period ended October 31, 2013. Stocks and other risky assets continued to benefit from a backdrop of tepid economic growth and accommodative monetary policy, especially as the U.S. Federal Reserve (“Fed”) initiated a third round of bond buying (called quantitative easing or QE) at the end of 2012. Stocks turned volatile in the summer months on anticipation that the Fed might begin reducing the rate of its asset purchases earlier than expected. However, in September, the Fed surprised the capital markets by leaving its QE program intact until economic growth appears more sustainable.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Capital Growth Class A returned 42.74%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 28.29%.

STRATEGY REVIEW

The investment team looks for high-quality growth companies that they believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation, and a favorable risk/reward profile. They find these companies through intense fundamental research. The team’s emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

Stock selection in the technology and consumer discretionary sectors was the dominant contributor to the fund’s outperformance relative to the Russell 1000® Growth Index (the “Index”) during the period. In the technology sector, holdings in social networking web site Facebook, Inc., internet search provider Google, Inc. and online professional networking service LinkedIn Corp. saw strong appreciation during the period. The most-additive consumer discretionary holdings were online retailer Amazon.com, Inc., electric car maker Tesla Motors, Inc., and travel web site priceline.com, Inc. Also contributing to relative performance were stock selection and an overweight in the financial services sector.

However, detracting modestly from those gains were stock selection and an underweight in producer durables. Although the fund’s holdings in the sector were positive contributors, the fund’s lack of exposure to other strong-performing groups, such as aerospace, detracted from relative performance. An underweight in the health care sector also dampened relative returns, as the sector was among the top-performing sectors in the Index. Stock selection in health care was unfavorable as well, with disappointing results from a position in Intuitive Surgical, Inc., a developer of minimally invasive, robotic surgical systems.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani, CFA

Alexander T. Norton

Jason C. Yeung, CFA

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Funds	Annual Report 2013

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	42.74%	17.94%	11/13/2009
Class A (POP)	34.92%	16.26%	11/13/2009
Russell 1000® Growth Index (A)	28.29%	15.92%
Class B (NAV)	41.86%	17.16%	11/13/2009
Class B (POP)	36.86%	16.85%	11/13/2009
Class C (NAV)	42.01%	17.22%	11/13/2009
Class C (POP)	41.01%	17.22%	11/13/2009
Class I (NAV)	43.45%	19.06%	11/30/2009
Class I2 (NAV)	43.65%	26.16%	09/30/2011

NOTES

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Diversified Equity

(unaudited)

MARKET ENVIRONMENT

Global equities surged during the one-year period ended October 31, 2013, finishing 2012 on a strong note, and moving higher each quarter thereafter. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In the U.S., highly accommodative monetary policy and an upward trending housing market overshadowed the government shutdown and near breach of the U.S. debt ceiling. Investors also applauded the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (“Fed”); she is widely viewed as more dovish than outgoing Fed Chairman Ben Bernanke.

All ten sectors in the Russell 1000® Growth Index posted positive returns during the period. The health care, consumer discretionary, and industrials sectors led the Index, while information technology and telecommunication services posted more modest gains relative to the broader Index return.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Diversified Equity Class A returned 26.62%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 28.29%.

STRATEGY REVIEW

The fund’s investment process leverages the extensive research resources of Wellington Management and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. We utilize risk analysis tools to help maintain the fund’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

During the period, favorable security selection within the information technology, industrials, and financials sectors contributed to relative performance. An overweight allocation to the relatively strong health care sector and an underweight position in the relatively weak consumer staples sector also contributed to relative results. Negative results from security selection within materials and energy hurt relative performance, as did an overweight to information technology and an underweight to industrials.

The fund’s largest contributors to relative performance during the period included an out-of-benchmark position in networking systems and communication products provider Cisco Systems, Inc., aerospace and defense company Boeing Co., and leading single-cup brewer and k-cup provider Green Mountain Coffee Roasters, Inc. Underweight positions in International Business Machines Corp. (no longer held at year end) and Apple, Inc. also aided relative results.

The fund’s largest relative detractors during the period included junior gold producer Allied Nevada Gold Corp., semiconductor solutions provider Broadcom (no longer held at year end), and semiconductor manufacturer Altera Corp. An underweight position in the strong performing benchmark constituent Facebook, Inc. also hurt benchmark-relative results.

As of the end of the period, the fund was most overweight the information technology sector, and most underweight the consumer staples sector relative to the Index.

Paul E. Marrkand, CFA

Portfolio Manager

Wellington Management Company, LLP

Transamerica Funds	Annual Report 2013

Transamerica Diversified Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	26.62%	11.89%	11/13/2009
Class A (POP)	19.66%	10.30%	11/13/2009
Russell 1000® Growth Index (A)	28.29%	15.92%
Class B (NAV)	25.59%	11.10%	11/13/2009
Class B (POP)	20.59%	10.73%	11/13/2009
Class C (NAV)	25.64%	11.10%	11/13/2009
Class C (POP)	24.64%	11.10%	11/13/2009
Class I (NAV)	27.16%	13.00%	11/30/2009
Class I2 (NAV)	27.26%	12.64%	11/13/2009
Class T (NAV)	27.16%	14.94%	02/10/2012
Class T (POP)	16.33%	9.16%	02/10/2012

NOTES

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares or 1% (during the first 12 months) for Class C shares and the maximum sales charge of 8.5% for Class T shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Dividend Focused

(unaudited)

MARKET ENVIRONMENT

With an accommodating U.S. Federal Reserve (“Fed”) keeping interest rates low, the market shrugged off tensions in the Middle East and fiscal dysfunction in Washington, pushing several equity benchmarks (including the Russell 1000® Value Index) to record highs.

The sustained growth of corporate earnings in the broad market has certainly been impressive. In spite of a sluggish global economy, corporations have been able to transform anemic revenue growth into meaningful earnings growth through cost-cutting measures and productivity enhancements. Lower interest costs and taxes have also boosted profitability. The resulting growth in earnings (and dividends) has enabled the market to advance to record levels, even in the face of declining price to earnings multiples. Now that the price/earnings of the market has risen and earnings growth appears to be slowing (from record levels), the average U.S. stock is more expensive. Throughout our 34-year history, we have always had opportunities to select companies with inexpensive valuations in any market environment, and for which earnings and dividend growth were not solely dependent upon improving economic or sector prospects.

PERFORMANCE

For the period from inception January 4, 2013 through October 31, 2013, Transamerica Dividend Focused Class A returned 21.25%. By comparison, its benchmark, the Russell 1000® Value Index, returned 21.84%.

STRATEGY REVIEW

Our approach to the equity market is based on the underlying philosophy that markets are inefficient. These inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios.

We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks. We implement this strategy by constructing portfolios of individual stocks that reflect three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market. In addition, the strategy requires that stocks purchased in the portfolio not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends. While we are exacting in our definition of value, we are equally demanding in our pursuit of quality companies. We seek companies with profitability and earnings growth greater than the market. Our history indicates that a strategy of emphasizing discounted valuations and high dividend yields provides a measure of protection in down markets, as well as participation in improving economic cycles.

Underweighting and stock selection in the Materials and Energy sectors were the greatest contributors to outperformance. Also aiding performance for the period was not only an overweight but also stock selection within Industrials. Financials also benefited relative performance although underweighting the sector diminished some of the positive effect. The top five performing stocks included Walgreen Co., Raytheon Co., Southwest Airlines Co., State Street Corp. and E.I. du Pont de Nemours & Co.

Owning fewer Technology and Consumer Discretionary stocks in addition to stock selections in these sectors were the greatest detractors from performance. Also detracting were selections in Health Care and Consumer Staples although overweighting in both these sectors mitigated some negative effects. The five lowest performers for the period were Entergy Corp., Baxter International (no longer held at year end), Philip Morris International Inc., Emerson Electric (no longer held at year end), and AT&T, Inc.

Interest rates and the Fed will remain central issues for equity investors going forward. For some time we have kept our focus on higher interest rates when analyzing companies, and we remain confident that the stocks in your portfolio can generate and return significant capital to shareholders in a variety of interest rate scenarios. In addition, we continue to see better valuations and growth prospects within some of the lagging, larger-cap stocks.

Ray Nixon, Jr.

Lewis Ropp

Brian Quinn, CFA

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Transamerica Funds	Annual Report 2013

Transamerica Dividend Focused

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	10 Years or Life of Class		Inception Date
Class A (NAV)	21.25	% (A)	01/04/2013
Class A (POP)	14.60	% (A)	01/04/2013
Russell 1000® Value Index (B)	21.84	% (A)
Class C (NAV)	20.50	% (A)	01/04/2013
Class C (POP)	19.50	% (A)	01/04/2013
Class I (NAV)	21.40	% (A)	01/04/2013
Class I2 (NAV)	21.49	% (A)	01/04/2013

NOTES

(A) Not annualized.

(B) The Russell 1000® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. ADRs involve the same risks as foreign securities including currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

Over the past fiscal year, we have witnessed the extremes of investing in the emerging market fixed income space. In the early part of 2013, the asset class exhibited very little U.S. interest rate sensitivity, currencies generally reacted in rational fashion, and local rates remained anchored by domestic interest rate policy with little impact from the U.S. market. Unfortunately, that Goldilocks scenario quickly deteriorated in the latter half of the year, leaving the asset class and its investors searching for answers.

The biggest change was not one emanating from within the emerging market landscape, but one brought about by the change of monetary policy in the United States and the markets interpretation of the U.S. Federal Reserve’s (“Fed”) potential removal of stimulus. The word “taper” by itself seems very casual, but when interpreted by the market as a move toward the end of quantitative easing, emerging market assets suffered. Investors began fleeing from U.S. Treasuries and any other asset they believed was buoyed by the massive inflows into fixed income. U.S. Treasuries moved dramatically higher in yield, emerging market U.S. dollar and local currency assets underperformed with local rates and foreign exchange taking the brunt of the move. Historical relationships to U.S. interest rate moves became irrelevant as reduced liquidity combined with investor flight proved too much for the emerging market asset class to bear.

The market is now back to ‘a wait and see’ mode with U.S. data and every Fed governor interview scrutinized for a clue of future Fed policy. Meanwhile, the sell-off has forced some emerging market policy makers to shift course as the structural changes they had been delaying have now become necessary as questions surround the amount of capital inflows many economies will see over the coming months. Current account deficits that have historically been covered by foreign direct investments and portfolio flows are now subject to market conditions, forcing policy makers’ hands.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Emerging Markets Debt Class A returned (0.07)%. By comparison, its benchmark, the J.P. Morgan Emerging Markets Bond Global Index, returned (2.58)%.

STRATEGY REVIEW

Transamerica Emerging Market Debt (“the fund”) outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (“the Index”). The diversity of the fund’s underlying assets helped reduced some of the downside volatility. However, the increased duration sensitivity of local currency assets was a negative contributor, as was the underperformance of higher beta sovereigns, which have typically outperformed when U.S. growth looks strong.

The fund’s local currency allocation, which typically ranges from 20% to 35% was much broader due to its increased sensitivity around quantitative easing with the fund ranging from 11% to 33% in unhedged currency exposure throughout the fiscal year. The fund, at times, did increase exposure to certain lower beta countries, such as Malaysia and Thailand, to reduce portfolio volatility but continued exposure in Brazil and Indonesia detracted from performance as deteriorating fundamentals and declining investor sentiment forced those prices lower.

The corporate allocation was more static but also was very dynamic due to changes in duration among the assets. High yield corporates outperformed investment grade corporates as yield outperformed duration for the year and many of the issues are seven years and shorter. We increased exposure to Brazilian corporates mid-way through the year as their assets continued to underperform despite the fact that many companies remained attractively positioned and priced when considering their underlying fundamentals.

The U.S. dollar sovereign allocation ranged from 30-35% of the fund over the year with most of the allocation shifting following the Fed’s comments on tapering. The asset class has historically had the highest correlation to U.S. interest rates as much of the recent issuance has been longer maturity and at lower yield levels. However, both U.S. sovereign high grade and high yield stories struggled as the high yield space featured many countries highly susceptible to capital flight (i.e. Ukraine, Venezuela).

The fund utilized derivatives, specifically currency forwards, to both increase and decrease foreign currency exposure. Using derivatives to reduce local currency exposure to less than 20% during the most volatile months of 2013 helped protect downside. For the fiscal year, derivatives had a small positive impact on performance.

Scott Moses, CFA

Todd Howard, CFA

Co-Portfolio Managers

Logan Circle Partners, LP

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	(0.07)%	9.21%	08/31/2011
Class A (POP)	(4.85)%	6.78%	08/31/2011
J.P. Morgan Emerging Markets Bond Global Index (A)	(2.58)%	6.00%
Class C (NAV)	(0.69)%	8.48%	08/31/2011
Class C (POP)	(1.63)%	8.48%	08/31/2011
Class I (NAV)	0.23%	9.55%	08/31/2011
Class I2 (NAV)	0.33%	9.64%	08/31/2011

NOTES

(A) The J.P. Morgan Emerging Markets Bond Global Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waiver and/or reimbursements are at the discretion of the Investment Adviser.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. Debt investing is subject to credit risk, inflation risk, and interest rate risk.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Equity

(unaudited)

MARKET ENVIRONMENT

The market environment for fiscal year 2013 was volatile for the emerging markets.

One key driver of market volatility was concern over a Chinese slowdown, exacerbated by China’s statement that they would be seeking to rebalance their economy to emphasize private consumption rather than export growth and infrastructure spending. Although a slowdown did materialize, it was cut short as China’s Politburo, the country’s top decision-making body, pledged in July to keep economic growth stable in the second half of the year. The Politburo announced a “small stimulus” consisting of measures including tax breaks for small companies and accelerated railway construction.

A second driver of market volatility centered around expectations of the end of the U.S. Federal Reserve (“Fed”) monetary stimulus. Anticipation of tapering of this support was a key contributor to a sharp market correction. Numerous emerging market countries running sizable current-account deficits, such as Indonesia, India, and Turkey, experienced severe capital outflows. They were forced to raise rates during the quarter even as their economies were slowing in order to defend their currencies. The Fed’s decision in September to maintain a stimulative monetary environment helped kick off a rally, as it allowed higher-yielding emerging market investments to maintain their relative attractiveness for the time being.

As is almost always the case, even in markets that are facing challenges, there will be individual companies that are thriving, and who may very well be a great investment now because of the cynicism around their area of the world. Perhaps now more than ever, a focus on good stock selection and solid macro risk control is critical. It is our opinion that emerging market equities have been, and continue to be, an important, long-term, core investment from a strategic perspective. Timing the correct entry point is difficult, if not impossible.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Emerging Markets Equity Class A returned 10.68%. By comparison, its benchmark, the Morgan Stanley Capital International Emerging Markets Index, returned 6.90%.

STRATEGY REVIEW

The fund continues to be positioned in line with our overall philosophy. ClariVest Asset Management LLC employs a strategy of aggressively identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage this aggressive strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to benchmark.

The fund outperformed its benchmark this fiscal year, with stock selection being the major factor. An underweight in Energy and Materials contributed to outperformance, while an overweight in Utilities and an underweight in Financials detracted from performance. Stock selection within Financials and Industrials was a large contributor to outperformance. Underweight positions in Indonesia and Chile helped performance, while overweight positions in Turkey and the Philippines hurt performance.

Top stock-level contributors included Turk Hava Yollari, the Turkish airline commonly referred to as Turkish Air, and Aspen Pharmacare, a South African pharmaceutical company. Turkish Air, Europe’s third-largest airline, outperformed in part based on strong air traffic volume. Aspen Pharmacare Holdings, Ltd. helped performance due to giving positive guidance for 2014 and a weakening Rand boosting their international sales. Bottom stock-level contributors included Pegatron Corp. (“Pegatron”) and Centrais Eletricas Brasileiras SA. Pegatron, a Taiwanese design and manufacturing company, hurt performance as they are the primary manufacture of the IPhone 5C. Apple’s initial pricing was higher than expected, which disappointed investors. Centrais Eletricas Brasileiras SA, a Brazilian utility company, detracted from performance as the Brazilian government mandated harsh reductions in Brazilians’ electricity rates for next year.

David R. Vaughn, CFA

Alex Turner, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	10.68%	2.81%	04/30/2012
Class A (POP)	4.57%	(0.97)%	04/30/2012
MSCI EMI (A)	6.90%	3.84%
Class C (NAV)	9.90%	2.12%	04/30/2012
Class C (POP)	8.90%	2.12%	04/30/2012
Class I (NAV)	11.03%	3.10%	04/30/2012
Class I2 (NAV)	11.09%	3.21%	04/30/2012

NOTES

(A) The Morgan Stanley Capital International Emerging Markets Index (“MSCI EMI”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Enhanced Muni

(unaudited)

MARKET ENVIRONMENT

There were some common themes running throughout the year that left investors largely skittish and impulsive. Volatility within municipals was high and investors rushed out of bond funds into equities. Mutual fund flows were primarily negative from December 2012 through October 2013, registering only three positive months over the last 12 trailing months. Flows have been negative for eight straight months, which has put upward pressure on municipal rates. The 10 year AAA scale was 1.78% on March 1st and closed at 2.44% on October 31st, a rise of 0.66%. Over that same period, the 10 year BAA scale rose to 3.94% from 3.18%, an increase of 0.76%. Much of the credit spread widening was a result of headline risk surrounding Puerto Rico.

The threat of tapering the quantitative easing efforts lingered in the air and led to increased volatility and periods of little liquidity. The possibility of easing the $85 billion monthly buyback program was raised by the U.S. Federal Reserve in May, but it was ultimately announced in September that they would continue to hold short-term rates at or close to zero as long as unemployment remains elevated and projected inflation remains stable.

Going into 2013, Moody’s downgraded Puerto Rico, which added to the upward pressure on rates. The speculation continued with the Barron’s article in July questioning their economy and high debt figures. Cyprus fears brought its own baggage into the municipals space which led to increased outflows and continued uncertainty. If the markets weren’t already worked up, SEC commissioner Dan Gallagher decided to take a Meredith Whitney approach by announcing a possible “Muni Armageddon” leading to a temporary depression in rates. The big event of the year; however, was Detroit filing for Chapter 9 bankruptcy protection. While this wasn’t surprising news for those tracking municipals closely, the effect on an already exasperated market led to further weakness and an eroding confidence of municipals by the general public.

The effect of the above events was a real sell-off, which many investors missed as an opportunity to capture the relative value offered by municipals. Some investors did see the value in the sell-off which was evident by the introduction of income investors and cross-over buyers. While positive economic news continues to capture headlines, we question the true growth of the economy as investors’ actions and behaviors don’t mirror the rosy image illustrated by the numbers.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Enhanced Muni Class A returned 6.05%. By comparison, its benchmark, the Barclays Managed Money Intermediate (1-17 Year) Index, returned (0.94)%.

STRATEGY REVIEW

During its inaugural year, the fund outperformed its benchmark by a wide margin while also ranking high amongst its peers in the Morningstar universe. This was an impressive feat given the stark sell-off in the municipal market, due largely in part to mutual fund outflows and negative headlines driven by credit events.

The fund was focused on delivering outperformance while maintaining its defensive posture versus its peers and the index. The defensive stance was upheld by carrying a shorter average duration and average maturity, while also preserving a higher credit quality. Credit selection played a large role in the fund’s outperformance in the past year.

The fund was invested primarily in A rated or higher securities throughout its first year. This prudent strategy was well-timed as credit underperformed throughout 2013. Of the four tax-exempt ratings indices published by Barclays, the AAA index dramatically outperformed the BAA index. Similarly, the AA and A rated indices outperformed the BAA index. The fund was over weighted in AA and A rated securities and dramatically under weighted in BBB securities.

Maturity selection was also an important factor in the fund’s outperformance. The fund was invested primarily in securities with maturities of 10 years and shorter, as categorized by the Barclays tax-exempt maturity indices. The average return for the five Barclays indices in the 10 years and shorter category was much higher than the average return for the Barclays indices longer than 10 years.

State selection was a palpable deterrent to the fund’s performance in its first twelve months. Its exposure to underperforming states outweighed that of better-performing states, according to ranks listed in Barclays’ Tax-Exempt State Index Returns. Of the 54 state indices, the fund was heavily weighted in Illinois and Michigan. The last of the fund’s major performance attributes were a result of many opportunistic trades.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2013

Transamerica Enhanced Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	6.05%	6.05%	10/31/2012
Class A (POP)	2.57%	2.57%	10/31/2012
Barclays Managed Money Intermediate (1-17 Year) Index (A)	(0.94)%	(0.94)%
Class C (NAV)	5.42%	5.42%	10/31/2012
Class C (POP)	4.42%	4.42%	10/31/2012
Class I (NAV)	6.10%	6.10%	10/31/2012

NOTES

(A) The Barclays Managed Money Intermediate (1-17 Year) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares or the maximum applicable contingent deferred sales charge 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Municipal bond prices can rise or fall depending on interest rates. Interest rate changes generally have a greater effect on long-term bond prices. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Flexible Income

(unaudited)

MARKET ENVIRONMENT

The fiscal year ending October 31, 2013 ended much like it began, as numerous issues weighed on investors’ minds both domestically and abroad. Despite these concerns, risk assets performed well for the year with credit spreads tightening across all fixed income classes and equity prices ending much higher than beginning consensus estimates. Treasury rates rose significantly as eventually many of the concerns were put to rest.

Early in the fiscal year, a very contentious election witnessed President Obama winning a second term, sending the stock market into a short-lived and mild correction. Less than a month later market participants were engulfed in concerns of the U.S. going over the fiscal cliff. This too was short-lived as politicians came to their senses and in the twelfth hour compromised on a new deal. This set the stage for risk assets beginning their methodical ascent going unimpeded throughout most of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. Economic growth rates, both domestically and abroad, had to be scaled back during the middle part of the fiscal year as it was evident that the consensus opinion of accelerating growth into year-end wasn’t going to materialize.

A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing and how the Fed would eventually ease up on the accelerator, or tapering as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities led to a mini sell-off of risk assets in subsequent months, with the most significant reaction to the news in U.S. Treasuries. If this wasn’t enough drama, the Fed decided in September to not taper.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Flexible Income Class A returned 4.85%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned (1.08)%.

STRATEGY REVIEW

The biggest driver of performance was our overweighting of various spread products primarily, corporate bonds (investment grade and high yield). In addition, investments in non-agency residential mortgage backed securities (“RMBS”) and name and sector selection added to our performance. Our strategic underweighting of U.S. Treasuries and Agency mortgage backed securities also benefited fund performance given their minimal carry and significant interest rate risk.

Corporate bonds continued to benefit from strong corporate profitability and robust market technicals. While we have seen the emergence of shareholder friendly behavior (e.g., with increased dividends), in general, corporate balance sheets remain healthy. Our overweighting of financials benefited during the period as we have seen credit spreads tighten given the improved environment for asset quality and regulations supporting credit quality.

Within other spread sectors, our allocation to non-agency RMBS was a solid contributor during the fiscal year. Improvement in the housing environment due to price appreciation, lower delinquencies and higher recoveries all helped RMBS performance. However, our investments in emerging markets were mixed. Emerging markets were volatile given the changing nature of growth out of China and concerns around the Fed beginning to remove accommodation. Our Mexican bonds were a modest contributor to performance while our Chilean holdings were a slight detractor.

Transamerica Funds	Annual Report 2013

Transamerica Flexible Income

(unaudited)

STRATEGY REVIEW (continued)

Finally, duration, which was shorter than the index, contributed to performance during the year. Although the recovery has remained slow by historical standards, we have seen enough moderate growth that may allow the Fed to remove some of its extraordinary accommodation. Treasury rates moved up during the period and the prospect for higher rates and rate volatility led to underperformance in the Agency mortgage backed securities market.

Brian W. Westhoff, CFA

Bradley J. Beman, CFA

James K. Schaeffer, Jr.

Rick Perry, CFA

David Halfpap, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2013

Transamerica Flexible Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	4.85%	11.31%	5.03%	06/29/1987
Class A (POP)	(0.16)%	10.23%	4.52%	06/29/1987
Barclays U.S. Aggregate Bond Index (A)	(1.08)%	6.09%	4.78%
Class B (NAV)	4.00%	10.41%	4.44%	10/01/1995
Class B (POP)	(1.00)%	10.27%	4.44%	10/01/1995
Class C (NAV)	4.10%	10.53%	4.33%	11/11/2002
Class C (POP)	3.10%	10.53%	4.33%	11/11/2002
Class I (NAV)	5.13%	N/A	8.69%	11/30/2009
Class I2 (NAV)	5.35%	11.80%	5.48%	11/08/2004

NOTES

(A) The Barclays U.S. Aggregate Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Growth Opportunities

(unaudited)

MARKET ENVIRONMENT

The U.S. stock market performed strongly over the 12-month period ended October 31, 2013. Stocks and other risky assets continued to benefit from a backdrop of tepid economic growth and accommodative monetary policy, especially as the U.S. Federal Reserve (“Fed”) initiated a third round of bond buying (called quantitative easing or “QE”) at the end of 2012. Stocks turned volatile in the summer months in anticipation that the Fed might begin reducing the rate of its asset purchases earlier than expected. However, in September, the Fed surprised the capital markets by leaving its QE program intact until economic growth appears more sustainable. Stocks rallied in response, as expectations were reset for the Fed to begin tapering no sooner than 2014.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Growth Opportunities Class A returned 33.31%. By comparison, its benchmark, the Russell Midcap® Growth Index (the “Index”), returned 33.93%.

STRATEGY REVIEW

The investment team looks for high-quality growth companies that they believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation, and a favorable risk/reward profile. They find these companies through intense fundamental research. The team’s emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

Stock selection in technology was the largest contributor by a wide margin. The fund’s holding in online professional networking service LinkedIn Corp. benefited performance, as did positions in Russian internet search engine Yandex N.V. and Chinese internet security software developer Qihoo 360 Technology Co., Ltd., both of which are not represented in the Index. Stock selection in the consumer discretionary sector yielded modest gains, which were partially offset by the negative effect of an underweight in the sector. Stock selection in financial services added slightly to relative returns.

The main detractors from relative performance included stock selection in the producer durables, consumer staples and energy sectors. While nearly all of the fund’s producer durables holdings contributed positively to performance, the fund’s lack of exposure to other strong-performing groups within the sector hampered relative performance. In the consumer staples sector, timing of an investment in Green Mountain Coffee Roasters, Inc., a specialty coffee and coffeemaker company, adversely affected performance. Additionally, a lack of exposure to some of the stronger-performing areas within the sector, including drug and grocery store chains and tobacco, also impeded relative performance. The fund’s position in oil and gas exploration and production firm Ultra Petroleum Corp. was the primary laggard in the energy sector.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani, CFA

Alexander T. Norton

Jason C. Yeung, CFA

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Funds	Annual Report 2013

Transamerica Growth Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	33.31%	16.37%	8.95%	03/01/2000
Class A (POP)	26.04%	15.06%	8.33%	03/01/2000
Russell Midcap® Growth Index (A)	33.93%	20.32%	9.60%
Class B (NAV)	32.23%	15.58%	8.29%	03/01/2000
Class B (POP)	27.23%	15.47%	8.29%	03/01/2000
Class C (NAV)	32.19%	15.56%	8.16%	11/11/2002
Class C (POP)	31.19%	15.56%	8.16%	11/11/2002
Class I (NAV)	33.87%	N/A	16.85%	11/30/2009
Class I2 (NAV)	34.04%	17.26%	8.18%	11/15/2005

NOTES

(A) The Russell Midcap® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2013 much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads continuing to tighten across all fixed income classes and equity prices ending much higher than beginning consensus estimates. Treasury rates, on the other hand, rose significantly as many of the concerns eventually were put to rest.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well, although we believe this will eventually have a less negative impact as we enter 2014. Economic growth rates, both domestically and abroad, had to be scaled back during the middle part of the fiscal year as it was evident that the consensus opinion of accelerating growth into year-end and beyond wasn’t going to materialize.

A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing and how the Fed would eventually ease up on the accelerator, or tapering as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities led to a mini sell-off of risk assets in subsequent months, with the most significant reaction to the news in U.S. Treasuries, as they backed-up well over 1.00% from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper. We believe investors have become fixated as to when and how much tapering will take place.

PERFORMANCE

For the year ended October 31, 2013, Transamerica High Yield Bond Class A returned 7.58%. By comparison, its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, returned 8.86%.

STRATEGY REVIEW

Transamerica High Yield Bond modestly underperformed the benchmark index for the fiscal year ended October 31, 2013. The biggest driver of this underperformance was our underweight allocation to the lowest quality sub-segment of the High Yield market (CCC+ and below). This was partly offset by strong security selection with the single B portion of the market. Looking at sector contributors and detractors, the fund benefitted from strong security selection in Finance Companies, Communications, Natural Gas, and Capital Goods sectors. Sectors detracting from performance included Consumer Non-Cyclicals, Banking, Electric Utilities, and Insurance.

The individual positions which had the greatest positive impact on performance included bonds issued by Springleaf Financial Corp., MGM Resorts International, Genworth Financial, Inc., Clear Channel Worldwide Holdings, Inc., and Ceridian Corp. Notable detractors from performance included the securities of Goldman Sachs, JPMorgan Chase & Co., Ceasars Entertainment, Citigroup, Inc., and the Mashantucket Western Pequot Tribe. In addition, the portfolio’s modest allocation to cash pulled down overall performance.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

Bradley J. Beman, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	7.58%	17.38%	7.92%	06/14/1985
Class A (POP)	2.46%	16.26%	7.40%	06/14/1985
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (A)	8.86%	18.15%	8.90%
Class B (NAV)	6.69%	16.56%	7.31%	10/01/1995
Class B (POP)	1.69%	16.45%	7.31%	10/01/1995
Class C (NAV)	6.80%	16.62%	7.19%	11/11/2002
Class C (POP)	5.80%	16.62%	7.19%	11/11/2002
Class I (NAV)	7.80%	N/A	11.11%	11/30/2009
Class I2 (NAV)	8.03%	17.93%	8.28%	11/08/2004

NOTES

(A) The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

There were some common themes running throughout the year that left investors largely skittish and impulsive. Volatility within municipals was high and investors rushed out of bond funds into equities. Mutual fund flows were primarily negative from December 2012 through October 2013, registering only three positive months over the last 12 trailing months. Flows have been negative for eight straight months, which has put upward pressure on municipal rates. The 10 year AAA scale was 1.78% on March 1st and closed at 2.44% on October 31st, a rise of 0.66%. Over that same period, the 10 year BAA scale rose to 3.94% from 3.18%, an increase of 0.76%. Much of the credit spread widening was a result of headline risk surrounding Puerto Rico.

The threat of tapering the quantitative easing efforts lingered in the air and led to increased volatility and periods of little liquidity. The possibility of easing the $85 billion monthly buyback program was raised by the U.S. Federal Reserve in May but it was ultimately announced in September that they would continue to hold short-term rates at or close to zero as long as unemployment remains elevated and projected inflation remains stable.

Going into 2013, Moody’s downgraded Puerto Rico, which added to the upward pressure on rates. The speculation continued with the Barron’s article in July questioning their economy and high debt figures. Cyprus fears brought its own baggage into the municipals space which led to increased outflows and continued uncertainty. If the markets weren’t already worked up, SEC commissioner Dan Gallagher decided to take a Meredith Whitney approach by announcing a possible “Muni Armageddon” leading to a temporary depression in rates. The big event of the year, however, was Detroit filing for Chapter 9 bankruptcy protection. While this wasn’t surprising news for those tracking municipals closely, the effect on an already exasperated market led to further weakness and an eroding confidence of municipals by the general public.

The effect of the above events was a real sell-off, which many investors missed as an opportunity to capture the relative value offered by municipals. Some investors did see the value in the sell-off which was evident by the introduction of income investors and cross-over buyers. While positive economic news continues to capture headlines, we question the true growth of the economy as investors’ actions and behaviors don’t mirror the rosy image illustrated by the numbers.

PERFORMANCE

For the period from inception July 31, 2013 through October 31, 2013, the Transamerica High Yield Muni Class A returned 2.96%. By comparison, its benchmark, the Barclays High Yield Municipal Index, returned (0.16)%.

STRATEGY REVIEW

During its inaugural quarter, the fund outperformed its index, the Barclays High Yield Municipal Index, by a wide margin. This was an impressive feat given the stark sell-off in the municipal market, due largely in part to mutual fund outflows and negative headlines driven by credit events.

The fund was focused on seeking outperformance while maintaining its defensive posture versus its peers and the index. The defensive posture was maintained by carrying a shorter average duration and average maturity, while also maintaining higher credit quality. Credit selection played a large role in the fund outperformance.

Matthew Dalton

Portfolio Manager

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	10 Years or Life of Class		Inception Date
Class A (NAV)	2.96	% (A)	07/31/2013
Class A (POP)	(0.42	)% (A)	07/31/2013
Barclays High Yield Muni (B)	(0.16	)% (A)
Class C (NAV)	2.83	% (A)	07/31/2013
Class C (POP)	1.83	% (A)	07/31/2013
Class I (NAV)	3.00	% (A)	07/31/2013

NOTES

(A) Not annualized.

(B) The Barclays High Yield Municipal Index (“Barclays High Yield Muni”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares or the maximum applicable contingent deferred sales charge 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Municipal bond prices can rise or fall depending on interest rates. Interest rate changes generally have a greater effect on long-term bond prices. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Investing in high-yield (junk) bond funds may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Interest rates may go up, causing the value of the fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Income & Growth

(unaudited)

MARKET ENVIRONMENT

Global equity markets were strong during the year due to a combination of factors including good earnings growth, a recovery in the U.S., the continuation of quantitative easing and reduced concerns from Europe. For income oriented investors, the selloff in bonds which began in May, was the defining event of the year. The selloff was precipitated by comments from the U.S. Federal Reserve (“Fed”) about the eventual ending of quantitative easing. This served as a catalyst for a selloff in all yield-oriented securities. In the wake of the selloff, yield on U.S. Treasury 10 year securities rose to 3.0% from a low of 1.6%.

The rise in interest rates had a negative impact on dividend paying stocks. For the first six months of the fiscal year, traditionally higher yielding sectors such as Real Estate Investment Trusts (“REITs”), Master-Limited Partnerships (“MLPs”), and consumer staples handily outperformed the S&P 500® and the Morgan Stanley Capital International All Country World Index Gross. In this environment of ultra-low interest rates, more investors had turned to equities in their quest for yield, a factor which contributed to the superior relative performance of dividend stocks. The outperformance ended following the Fed comments. Many of the fund’s holdings underperformed in the May to September period vs. the broader market as lower-yielding and growth-oriented stocks outperformed.

Since their summer spike, U.S. Treasury yields have retreated given a lack of new bond issuance, persistent high unemployment, lack of wage growth and a few signs of inflation. The short-lived rate spike effectively impeded mortgage refinancing and growth in home sales, further reducing demand for money. The performance of dividend stocks improved over this period as well.

Despite the widely divergent returns delivered by high-yielding U.S. stocks in the first half of the year compared to the last, our approach to investing remained constant throughout. The portfolio team continues to seek companies with well-above market yields and the financial strength to sustain and grow their dividends. We continue to take a global approach, often investing in what we believe to be misunderstood or under-owned stocks.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Income & Growth Class A returned 14.55%. By comparison, its benchmark, the Morgan Stanley Capital International All Country World Index Gross, returned 23.95%.

STRATEGY REVIEW

The fund strategy seeks to invest in high quality companies with yields substantially above those of the average common stock. The strategy invests globally, which we believe has significant advantages since companies outside the U.S. frequently have more substantial dividends than those of U.S. companies. The strategy also invests across equity-oriented asset classes including common stocks, REITs, MLPs and similar vehicles. Historically, the strategy has lagged major benchmarks in strong market rallies, but tends to hold up better than the broader market during sell-offs.

During the year, we continued to find value in companies that stand to benefit from an eventual global economic recovery, and benefited from strong performance from several domestic and international holdings. Most of the new shares purchased this year were in this category. Reductions in the portfolio primarily were made to defensive positions in which the valuations became less compelling.

Among the largest contributors to fund performance were global automaker Daimler AG, dominant regional beer and spirits producer Thai Beverage PCL, and U.K. telecom giant Vodafone Group PCL. Vodafone’s shares surged on Verizon’s acquisition of its U.S. wireless segment. Australian soft drink distributor Coca Cola Amatil, Ltd. produced the greatest drag on performance despite delivering a slightly positive total return in local currency terms. The weakening Australian dollar; however, punished the stock’s performance in U.S. dollar terms.

The selloff in yield-oriented shares during May and June was the primary reason that the fund underperformed the benchmark over the fiscal year ending October 31, 2013. Since inception of the strategy 10 years ago, we have seen several similar periods like this one. In each case, the strategy rebounded in subsequent quarters and years. Of course, there can be no assurance about future performance. We believe, however, that investors have been too quick to associate dividend paying securities with fixed income instruments. As investors consider a period of rising interest rates, we believe they should distinguish between companies which generate their yield from a growing stream of earnings (which may provide some inflation protection) and those whose payments are fixed (which suffer during periods of higher rates and inflation).

William R. Andersen, CFA

Portfolio Manager

Ranger International Management, LP

Transamerica Funds	Annual Report 2013

Transamerica Income & Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	14.55%	14.55%	10/31/2012
Class A (POP)	8.27%	8.27%	10/31/2012
MSCI AC World Index Gross (A)	23.95%	23.95%
Class C (NAV)	13.67%	13.67%	10/31/2012
Class C (POP)	12.67%	12.67%	10/31/2012
Class I (NAV)	14.86%	14.86%	10/31/2012
Class I2 (NAV)	14.95%	14.95%	10/31/2012

NOTES

(A) The Morgan Stanley Capital International All Country World Index Gross (“MSCI AC World Index Gross”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica International Bond

(unaudited)

MARKET ENVIRONMENT

Global equity and credit markets were volatile in the fourth quarter of 2012 as investors shifted their focus from the ongoing credit concerns in Europe to the U.S. elections and the potential economic implications of the U.S. fiscal cliff. Aside from events in the U.S., market sentiment was also influenced by economic and political changes in China. After much anticipation, the election was status quo with President Obama re-elected and a Congress that remained divided. U.S. equity markets and short-term interest rates fell as the U.S. fiscal cliff took center stage. Markets swung back and forth on news about a potential for a deal or lack thereof.

As events in the first quarter of 2013 in both the U.S. and Europe threatened to derail the rally in risk assets, accommodative support from central banks benefited U.S. stock markets, which reached multi-year highs. In the U.S., lawmakers were able to avert the potential cliff in fiscal spending at the beginning of the year and markets were resilient despite additional concerns regarding automatic spending cuts, referred to as sequestration. Global risk markets continued to be largely driven by the actions of central banks during the second quarter. The Bank of Japan provided a boost to markets early in the quarter through its quantitative easing program, while the U.S. Federal Reserve (“Fed”) disappointed investors with hints of scaling back asset purchases. Equity and bond markets were volatile in the third quarter as investors focused on the Fed meeting in mid-September and the risks associated with the fiscal-policy negotiations in Washington. The Fed’s decision to delay tapering was a notable surprise to the markets. Markets also reacted to positive economic data in Europe and tensions in the Middle East, specifically a possible U.S. strike against Syria. The majority of market participants had predicted that the Fed would announce a reduction in its monthly asset purchase program at its September meeting. Instead, the Fed shocked markets with its dovish comments, maintaining its current monetary policy and leaving monthly asset purchases of U.S. Treasuries and mortgage-backed securities at $85 billion per month. Despite volatility over the period, we continue to see loose monetary policy from central banks globally.

PERFORMANCE

For the year ended October 31, 2013, Transamerica International Bond Class I2 returned (4.56)%. By comparison its benchmark, the J.P. Morgan Government Bond Index ex-U.S. Unhedged, returned (4.42)%.

STRATEGY REVIEW

Transamerica International Bond underperformed the benchmark for the 12 months ended October 31, 2013. The G10 currency positions versus the Euro performed positively over the year, in particular the short on the Japanese Yen in the first quarter of 2013, while the emerging markets foreign exchange positions in Mexico and Russia were detractors. We maintained a spread position in the fund by being short on the government sector and long on spread products, such as covered bonds, agencies and non-corporate credit. This trade added to performance as investors continued the hunt for yield in an environment of accommodative central banks. In particular, we preferred Euro-denominated, high-quality covered bonds, issued from the U.K. and Scandinavia. Such names offered a decent yield pickup over governments and continued to tighten throughout the period.

The account held a long duration position relative to the benchmark via U.K. government bonds in October 2012, as we anticipated interest rates would remain low for the foreseeable future. However, as economic data became more constructive, we brought duration in line with the benchmark in February. In June, the fund moved to a short duration position in German government bonds, as we sought to benefit from an increase in core government bond yields caused by discussions of potential Fed tapering. However, the Fed surprised the market by deciding not to taper its quantitative easing program, which is why the fund moved to a flat duration position versus the benchmark in September.

In the government space, the fund has been long on 10-year Italy versus Germany since April. This position was established following a calmer political background in the country, and added to performance as the spread versus Germany tightened over the period. In September, we also entered a long 10-year Spain versus Germany position, to benefit from the healthier Eurozone periphery conditions and to add carry to the fund. Both Eurozone peripheral trades had positive results.

The fund had a net loss from derivatives. Active currency positions taken via currency forwards contributed negatively to performance over the year. Exchange traded futures positions were modest detractors and were primarily used to help manage risk within the fund.

Iain Stealey, CFA

Linda Raggi, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2013

Transamerica International Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	(4.91)%	N/A	(1.51)%	03/01/2012
Class A (POP)	(9.39)%	N/A	(4.33)%	03/01/2012
J.P. Morgan Government Bond Index ex-U.S. Unhedged (A)	(4.42)%	5.23%	5.70%
Class C (NAV)	(5.55)%	N/A	(2.19)%	03/01/2012
Class C (POP)	(6.48)%	N/A	(2.19)%	03/01/2012
Class I (NAV)	(4.65)%	N/A	(1.22)%	03/01/2012
Class I2 (NAV)	(4.56)%	5.09%	5.16%	12/06/2005

NOTES

(A) The J.P. Morgan Government Bond Index ex-U.S. Unhedged is an unmanaged index used as a general measure of market performance. Calculations assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

Despite a slow start and 10% correction in late May-June, non-U.S. stocks rewarded investors with a strong rally that lifted international markets almost 27% in U.S.-dollar terms for the twelve months ending October 31, 2013. Of the twenty-two countries in the Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) index, twenty-one posted positive returns, ranging from Singapore up 9.6% to Greece up 75.1%. Israel, the remaining country, was essentially unchanged for the period at (0.3)%.

With better investment sentiment as economies stabilize and show signs of improved growth, the MSCI EAFE index has continued to rise. Earnings have been strong around the world, and though the many companies we talk to mostly sound cautious about the outlook, multiples are rising. The MSCI EAFE index traded at 14.7x forecasted earnings on October 31, 2013 compared to 12.1x a year ago, a rise of 21% over and above any earnings growth. This presents a more challenging valuation environment, as the risk of disappointment now looms larger.

We have worked hard to maintain the portfolio’s attractive reward-to-risk profile: replacing strong performers with those where expectations (and valuations) are lower, where the risk of disappointment is less and the potential for reward is most compelling. The hard thing to do in a market with so much momentum is to sell winners and buy stocks that are not performing as well. This process can impose a short-term drag on performance; stocks we have sold may continue to lead and new additions may lag. It is also part of the value discipline we follow to keep risk in check and to continually reinvest for the long term.

PERFORMANCE

For the year ended October 31, 2013, Transamerica International Equity Class I returned 29.14%. By comparison, its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index, returned 27.40%.

STRATEGY REVIEW

Stock picks in Europe gave the biggest boost to excess returns. A number of names, added at distressed prices during the Euro crisis, led the portfolio when sentiment improved. Stocks in France, Germany and Sweden were important contributors, but so were those in the slowly healing periphery of Europe. Two of the portfolio’s top five performers were in Ireland; Smurfit Kappa Group PLC, a paper packaging company, and discount airline operator, Ryanair Holdings, PLC. Both positions were trimmed after strong performance. Next in line was the United Kingdom, where we were underweight the benchmark but overweight in top-performing names like financial services firm Resolution Ltd.

Stocks in Japan were a drag on the portfolio’s performance versus its index. While many portfolio holdings participated in the country’s strong equity market, a few suffered disappointments or were held back by their exposure to the falling yen. Additionally, emerging markets stocks underperformed as investors anticipated a slowdown in China and worried over unrest in Brazil, among other issues. Though the portfolio’s allocation to stocks in these countries is small, a couple of stocks were notable detractors. One was UMW Holdings Bhd, a Malaysian industrial conglomerate that fell in response to slower auto sales.

From a sector standpoint, a slight overweight and good stock selection made Materials the largest contributor to performance. French chemical firm Arkema SA and Ireland’s Smurfit Kappa Group PLC (noted above) helped to offset Canadian Barrick Gold, our largest detractor for the period, which is no longer held in the portfolio. Financials was the second best performing sector; we were underweight the benchmark but had good stock selection with an overweight in specialty finance and underweight in banks.

Despite positive returns from all stocks in the sector, Telecommunications was the largest detractor relative to the benchmark. While we were overweight the sector, which outperformed the broad market, we were hindered by our stock selection. Japan’s NTT was the biggest detractor despite an 18% return. The stock is no longer held by the portfolio. Finally, Industrials’ performance was held back by Noble Group Ltd., a commodity trading company that fell short of earnings expectations due to weakness in South American agricultural commodity shipments.

The fund’s use of derivative instruments resulted in a small net gain for the period.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2013

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	28.61%	N/A	9.71%	03/01/2011
Class A (POP)	21.53%	N/A	7.42%	03/01/2011
MSCI EAFE (A)	27.40%	12.52%	8.20%
Class C (NAV)	27.87%	N/A	9.03%	03/01/2011
Class C (POP)	26.87%	N/A	9.03%	03/01/2011
Class I (NAV)	29.14%	15.39%	8.78%	12/18/1992
Class I2 (NAV)	29.26%	N/A	10.24%	03/01/2011

NOTES

(A) The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

Since the fund’s inception on January 4, 2013, The Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index Gross (“MSCI EAFE Small Cap”) is up 24.0% in U.S. dollar terms. Europe was the strongest regional performer, with Germany, France and Italy leading the charge. Japan, which was the best performing region through the first half of the year, has given up ground over the last few months as investors evaluated proposed structural reforms, the “Third Arrow” of Prime Minister Shinzo Abe’s economic plan.

Volatile currencies, a liquidity crunch in China and the effects of weakening commodity prices shook confidence that developing countries can provide a stable source of faster growth for the global economy. Asia ex-Japan is the region most exposed to these developments and, led by a decline in Australia and Singapore, was the worst-performing region.

Though limited so far this cycle, we see the potential for increased mergers and acquisitions in small, developed-country stocks outside the U.S. Strong balance sheets, exposure to niche growth opportunities and relatively cheap valuations should make these companies attractive to buyers. In fact, international small caps are trading at near the biggest discount to their U.S. counterparts seen in two decades. Thompson, Siegel and Walmsley LLC portfolios tend to benefit from an upswing in mergers & acquisitions (“M&A”) because our focus on cash flow generation and capital allocation gives us common cause with potential acquirers.

As the rally continued, we sold stocks that performed well and replaced them with new ideas with compelling catalysts that may drive significant upside potential. We strive to invest in stocks where our perception of long-term value differs meaningfully from the crowd so that, over time, our returns will as well.

PERFORMANCE

For the period from inception January 4, 2013 through October 31, 2013, Transamerica International Small Cap Value Class I2 returned 22.50%. By comparison, its benchmark, the MSCI EAFE Small Cap returned 24.00%.

STRATEGY REVIEW

An equal weighting combined with good stock selection in Asia ex-Japan made the region the top contributor to the portfolio despite being the worst performing region in the benchmark. In particular, companies such as New Zealand-based Kathmandu Holdings, Ltd., a producer of clothing and equipment for travel and adventure, did very well. While the fund was underweight in the region, stock selection in the United Kingdom compensated to make it the second best contributor to relative performance, driven primarily by transportation firms.

An overweight and marginally lower return made Europe the top regional detractor from performance. The fund’s lack of exposure to Denmark, the best performing country in the benchmark (up 58%), was a drag on performance despite the country’s low weight in the benchmark. Additionally, Austrian cellulosic fiber producer Lenzing has been held back by low cotton prices as China reduces stockpiles.

Growing confidence in a global recovery drove cyclical sectors like Materials and Energy to lead the fund. Smurfit Kappa Group PLC, an Irish paper-packaging company, led the sector and was the top performing stock overall.

Information Technology and Financials were the worst performing sectors in the fund. Information Technology was one of the best performing sectors in the benchmark over the last ten months; but, while the sector exhibited positive returns and benefited from strong performance in a few names, an underweight position relative to the benchmark and two stocks with disappointing results made the sector our top detractor for the period. In Financials, First Pacific Co., Ltd., which lagged the benchmark after selling shares to raise capital, was one of the top detractors despite positive performance.

Brandon H. Harrell, CFA

Stedman D. Oakey, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	10 Years or Life of Class		Inception Date
Class I (NAV)	22.40	% (A)	01/4/2013
MSCI EAFE Small Cap Gross (B)	24.00	% (A)
Class I2 (NAV)	22.50	% (A)	01/4/2013

NOTES

(A) Not annualized.

(B) The Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index Gross (“MSCI EAFE Small Cap Gross”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Large Cap Growth

(unaudited)

MARKET ENVIRONMENT

Equities climbed over the past twelve months helped by the growing economy, Federal Reserve bond buying and generally positive earnings. It wasn’t entirely smooth, however, as there was continued uncertainty about the health of the global economy, the future of monetary policy and the political infighting in Washington. In fact, both the beginning and end of the year were dominated by news far from Wall Street. Politics seemed to dominate the news early as the cacophony of November’s presidential election quickly turned into worries over the impact of the U.S. fiscal cliff. Finally, the stock market rally was cut short as the government shutdown took center stage. Despite the volatility caused by macro events, U.S. stocks reached all-time highs.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Large Cap Growth Class A returned 23.77%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 28.29%.

STRATEGY REVIEW

The philosophy and process of the fund remained disciplined and consistent. Our systematic fundamental screens (focused on quality, valuation and momentum) aid in the identification of potential opportunities, while our research team completes a qualitative fundamental review of each potential investment. The result is a portfolio that has very modest sector deviations relative to the Russell 1000® Growth Index, but where individual stock selection determines success. During the past twelve months, the fund generated strong returns and rose along with the market, but, on a relative basis, the fund underperformed its benchmark, the Russell 1000® Growth Index.

Each sector of the market gained over the period and our portfolio was lifted by our industrials, health care and consumer discretionary holdings in particular. By design, stock selection drove our relative results and our stock selection was strongest in the industrials sector as our transportation holdings outperformed. Trucking company J.B. Hunt Transport Services, Inc. reported revenue expansion, reflecting the persistent theme of solid volume, as well as healthy load trends and decent margin growth. Delta Airlines, Inc. reported strong earnings through the year as they benefited from the merger with Northwest Airlines, Inc. Among our healthcare stocks, Celgene Corp. and Biogen IDEC, Inc. continued their strong performance trend. Celgene Corp. reported that its revenue jumped, largely on the strength of its core blood-cancer drug franchise, which includes the Revlimid treatment. However, investor attention has been focused on the company’s late-stage product pipeline, which includes what Celgene Corp. says are three “potential blockbusters” that would expand the company’s portfolio into new disease areas. Casino operator Las Vegas Sands Corp. Herbalife, Ltd. (no longer held in the fund) and Chipotle Mexican Grill, Inc. were the top performers among our consumer holdings. The technology sector is where we ran into the most difficulty on a relative basis, both for what we did and did not own. Technology stocks F5 Networks, Inc. (no longer held in the fund), VMware, Inc., Oracle Corp. and Teradata, Inc. (no longer held in the fund), each underperformed. VMware, Inc. led the underperformers as the company’s shares fell after the company gave a weaker-than-expected first-quarter sales forecast. Oracle Corp. was one of our largest overweight positions and the stock fell after the company missed earnings expectations. Guidance for license sales growth also came in below expectations and the stock underperformed its peers. Finally, Facebook, Inc., gained more than 100%, but since we did not own it, this hurt our relative results.

Pamela J. Woo

Jeffrey M. Bray, CFA

Co-Portfolio Managers

BNP Paribas Asset Management, Inc

Transamerica Funds	Annual Report 2013

Transamerica Large Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	23.77%	14.16%	04/30/2012
Class A (POP)	17.01%	9.96%	04/30/2012
Russell 1000® Growth Index (A)	28.29%	17.25%
Class C (NAV)	23.16%	13.48%	04/30/2012
Class C (POP)	22.16%	13.48%	04/30/2012
Class I (NAV)	24.22%	14.51%	04/30/2012
Class I2 (NAV)	24.35%	14.67%	04/30/2012

NOTES

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The price of equity securities may rise or fall because of changes in the market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for the fund or the securities market as a whole, such as changes in economic or political conditions. Equities are subject to market risk meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

Despite strong underlying cross currents, both the U.S. economy and domestic equity markets experienced a fairly stable environment with below average volatility. One reason was the ongoing quantitative easing by the U.S. Federal Reserve (“Fed”), resulting in an uninterrupted environment of low interest rates and the message that the Fed will do what it takes to improve the employment picture. Other factors that contributed to the positive market environment in 2013 included: easing concerns about Europe’s economic and political challenges, China’s Gross Domestic Product (“GDP”) growth rate decelerated less than many feared, and the U.S. economy continued its slow but steady improvement. The U.S. economy remains in somewhat of a sweet spot—growing fast enough to keep corporate profits healthy but not too fast as to trigger undue worries about inflation or to force the Fed to begin its long discussed tapering program. In this environment, companies have been able to continue to grow earnings and cash flows, use their free cash flows to buy back stock and increase dividends, and successfully pursue restructurings or other shareholder friendly actions. An overhang to the market remains that the U.S. debt ceiling and sequestration need to be negotiated and resolved in a timely manner, something the major political parties have been unable and perhaps unwilling to achieve to date.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Large Cap Value Class A returned 29.74%. By comparison, its benchmark, the Russell 1000® Value Index, returned 28.29%.

STRATEGY REVIEW

We pursue an intensive fundamental research strategy to identify individual investment ideas using a bottom up stock selection process. Our strategy emphasizes companies with leading competitive positions; strong balance sheets; healthy free cash flows that investor oriented managements will use to enhance shareholder value; and prospects for catalysts that can propel stock prices higher in the near to intermediate term. Furthermore, we seek companies that are down in price or have significantly underperformed the market averages; thus, we avoid momentum plays. The fund is diversified by industry and sector, and a sector overweight or underweight typically occurs only as the result of identifying more or fewer individual stock ideas in a given sector. During the year ended October 31, 2013, sector weightings did not have a major impact on relative performance.

The fund’s outperformance during this period came from stock selection, which is where our historical outperformance has typically been derived. Our biggest contributors included Eaton Corp. PLC, a manufacturer of power management equipment; E.I DuPont de Nemours & Co., a manufacturer of a specialized chemicals and materials; insurer MetLife, Inc., Cliffs Natural Resources, Inc., a North American iron ore company; Affymetrix, Inc., a supplier of molecular biology equipment; and Endo Health Solutions, Inc. (no longer held by the fund), an integrated specialty pharmaceutical company. In addition, three investments were acquired during the year: biotech equipment supplier Life Technologies Corp. (no longer held by the fund), private label food manufacturer Ralcorp Holdings, Ltd. (no longer held by the fund), and pork processor Smithfield Foods, Inc. (no longer held by the fund). These diverse lists of outperformers are emblematic of our bottom up stock selection process and broad research coverage.

Our biggest underperformers during the period included Exelon Corp. (no longer held by the fund), an electric utility with substantial nuclear capacity; specialty department store Kohl’s; and data storage company EMC Corp. In general, our information technology sector investments advanced less than the market because we emphasize more conservative value-oriented investments rather than more aggressive growth and momentum names that performed better but do not fit our style of investing.

While the market environment remains favorable towards a continued advance of the U.S. equities markets, we are increasingly concerned that the U.S. stock market has not experienced a significant correction in quite some time even as valuations rise. Consequently, we have recently taken actions to reduce the overall volatility of the portfolio while remaining almost fully invested.

John Levin

Jack Murphy

Co-Portfolio Managers

Levin Capital Strategies, L.P.

Transamerica Funds	Annual Report 2013

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	29.74%	16.46%	11/15/2010
Class A (POP)	22.56%	14.26%	11/15/2010
Russell 1000® Value Index (A)	28.29%	16.44%
Class C (NAV)	28.86%	15.73%	11/15/2010
Class C (POP)	27.86%	15.73%	11/15/2010
Class I (NAV)	30.11%	16.92%	11/15/2010
Class I2 (NAV)	30.25%	17.03%	11/15/2010

NOTES

(A) The Russell 1000® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica MLP & Energy Income

(unaudited)

MARKET ENVIRONMENT

Year-to-date commentary reflects the period from the inception of Transamerica MLP & Energy Income April 30, 2013 through October 31, 2013.

The market environment year-to-date proved to be challenging as U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke’s comments during the second quarter indicating the potential for “tapering” bond purchases surprised the market. The comments caused a sell-off in Treasuries and other fixed income securities as well as increased volatility within the equity markets. The Master Limited Partnership (“MLP”) market, however, performed well during this period as strong fund flows from retail and institutional investors coupled with strong industry fundamentals led MLPs to a positive quarter. Moving into the third quarter, volatility continued to be an important factor as the market looked for more guidance regarding the Fed’s timeline for tapering. In September, the Fed decided to maintain the status quo until improving employment and economic growth warrant a change in policy.

Strong performance for the year has continued for the equity markets as fear regarding the federal government shut down in the face of a budget showdown was temporarily defused. Market optimism was further bolstered by the nomination of Janet Yellen as the next Fed Chair because of her perceived willingness to continue quantitative easing policies. During this time MLP performance has been driven by renewed investor focus on healthy current distributions, execution of long term growth strategies, and new project announcements.

PERFORMANCE

For the period from inception April 30, 2013 through October 31, 2013, Transamerica MLP & Energy Income Class A returned 3.35%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Transamerica MLP & Energy Income Blended Benchmark (“Blended Benchmark”), returned 11.15% and (1.62)%, respectively.

The Blended Benchmark is comprised of the Alerian MLP Index (50%) and the Barclays Investment-Grade Credit Index (50%).

STRATEGY REVIEW

Against this backdrop, the fund’s continued focus on identifying sub-sectors of the MLP space that are more attractive on a relative basis and MLPs and midstream corporations that will continue to deliver strong distribution growth resulted in the fund outperforming its Blended Benchmark year-to-date. While rising rates provided headwinds to the MLP sector as a whole, performance within certain subsectors was strong. The gathering and processing segment had strong performance driven by higher fractionation spreads and the fund’s investments in the segment contributed strongly to performance. Additionally, midstream corporations were notable contributors to performance.

Notable positive individual contributors to performance for the period included ONEOK, Inc., NRG Yield, Inc., and Targa Resources Corp. A rotation from ONEOK Partners, L.P. to ONEOK, Inc. based on our assessment of relative attractiveness was also a key contributor to performance.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Transamerica Funds	Annual Report 2013

Transamerica MLP & Energy Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	10 Years or Life of Class		Inception Date
Class A (NAV)	3.35	% (A)	04/30/2013
Class A (POP)	(2.31	)% (A)	04/30/2013
Standard & Poor’s 500® Index (B)	11.15	% (A)
Transamerica MLP & Energy Income Blended Benchmark (B)	(1.62	)% (A)
Class C (NAV)	2.90	% (A)	04/30/2013
Class C (POP)	1.90	% (A)	04/30/2013
Class I (NAV)	3.40	% (A)	04/30/2013
Class I2 (NAV)	3.42	% (A)	04/30/2013

NOTES

(A) Not annualized.

(B) The Standard & Poor’s 500® Index is an unmanaged index used as a general measure of market performance. The Transamerica MLP & Energy Income Blended Benchmark is composed of the following benchmarks: Alerian MLP Index (50%) and the Barclays Investment Grade Credit Index (50%). All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the Class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

The fund is subject to certain MLP tax risks. Risks associated with accounting for deferred tax liability could materially impact the net asset value. An investment in the fund does not offer the same tax benefits of a direct investment in a MLP.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

BlackRock Financial Management, Inc.

The U.S. economy improved throughout the period, with continued signs of improvement in the housing market, although the recovery in the labor market remained sluggish. The period was also marked by tremendous volatility, starting with political wrangling over fiscal cliff issues toward the end of 2012. Although markets were buoyed by the aggressive monetary policy action announced by Japan in the second quarter of 2013, both rates and credit markets sold off rapidly during May and June amid expectations that the U.S. Federal Reserve (“Fed”) would start tapering its bond-buying stimulus program, which markets interpreted as a precursor to increasing the Fed’s policy rate. Markets calmed down when the Fed reiterated its commitment to keeping rates low for an extended period of time, although volatility remained elevated well into the third quarter. Markets experienced a temporary uptick in risk sentiment when Larry Summers withdrew from the race for Chairmanship of the Fed and the central bank postponed tapering. Uncertainty returned to the markets toward the end of September, as fears of a prolonged U.S. government shut down and political impasse on raising the debt ceiling threatened to affect the U.S. economic recovery.

Fixed income markets remained relatively calm during the month of October, as fears relating to Fed tapering, the debt ceiling and U.S. government shut down dissipated.

J.P. Morgan Investment Management Inc.

U.S. equity markets reached multi-year highs in the first quarter, driven by better-than-expected fourth-quarter earnings, declining uncertainty over U.S. fiscal policy and continued improvements in housing. Volatility returned as Italy’s elections failed to provide a clear outcome and officials scurried to avert a full-blown banking crisis in Cyprus.

The markets advanced modestly in the second quarter as better-than-expected data on employment and housing offset investor concerns over the Fed altering the pace of its bond-buying program and stresses in the Chinese interbank-lending market. Markets rallied around the April and May U.S. nonfarm payroll reports as both exceeded economists’ forecasts. While the unemployment rate remained elevated, investors were encouraged that revisions for prior months were in the right direction. Housing was a continued source of strength for the U.S. economy; additionally, sales of existing and new homes for May exceeded expectations. Perhaps even more significant was the increase in the median market price for both measures compared to the same period last year.

During the third quarter, markets moved higher as prospects of improving global economic growth and several anticipated macro risks not coming to fruition were able to overcome increased anxiety over the U.S. fiscal battle that began in late September.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Multi-Managed Balanced Class A returned 14.61%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Barclays U.S. Aggregate Bond Index, returned 27.18% and (1.08)%, respectively.

STRATEGY REVIEW

BlackRock Financial Management, Inc.

During the period, the fund benefited from its exposure to spread products. Securitized assets, including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“MBS”), had a positive impact on performance. The fund’s positioning in corporate credit, particularly within industrials, high yield debt and emerging market credit also contributed to performance. Exposure to non-U.S. dollar-denominated securities enhanced results, particularly within Italian sovereign debt.

While the fund’s duration positioning contributed positively to performance, yield curve positioning detracted. The combined effect of the fund’s yield curve and duration positioning was, overall, a contributor to performance. Exposure to currencies, primarily the Euro, had a negative impact on returns, as did the fund’s allocation to U.S. Treasury Inflation Protected Securities (“TIPS”).

During the period, the fund added to positions in ABS, particularly within auto loans, student loans and servicer advances. The fund also increased exposure to CMBS and TIPS. Conversely, the fund notably reduced exposure to investment grade credit.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW (continued)

At period end, the fund was generally underweight relative to the Barclays U.S. Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the fund was most significantly overweight in CMBS and ABS and underweight investment grade credit. Within the government sectors, the fund was underweight in U.S. Treasuries and agency debentures and held a neutral weighting in agency MBS. The fund also held non-benchmark allocations to high yield credit, non-agency residential MBS and TIPS. The fund ended the period with a neutral duration profile relative to the benchmark index.

The fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. Contribution from derivatives was positive and came from futures contracts and purchased options and swaptions. Laggards were forward foreign currency contracts and written options and swaptions.

J.P. Morgan Investment Management Inc.

Stock selection in the pharmaceutical/medical technology, utilities and basic materials sectors contributed to performance while stock selection in the hardware and semiconductors, health services and systems and industrial cyclical sectors weighed on returns. At the security level, overweights in Celgene Corp. (“Celgene”) and Biogen IDEC, Inc. (“Biogen IDEC”) were the largest contributors, while an underweight in Gilead Sciences, Inc. (“Gilead”) and an overweight in Apple, Inc. (“Apple”) were the largest detractors.

The overweight position in Celgene helped returns as the company announced encouraging results in a number of its drugs currently in its pipeline. Positive phase III data on Abraxane represents a significant new market opportunity in treating pancreatic cancer. Additionally, the FDA approved a new drug, Pomalyst, for multiple myeloma. Lastly, Aprimelast, a drug for moderate psoriasis, reported positive data. Within the pharmaceutical/medical technology sector, an overweight position in Biogen IDEC contributed to performance on anticipation of its new drug launch of BG-12, a new oral medication for multiple sclerosis. Additionally, the company acquired international rights for Tysabri, a potent drug for severe cases of multiple sclerosis, which we view as a valuable use of cash.

Within the pharmaceutical/medical technology sector, an underweight in Gilead had a negative impact on results. Progress in the company’s research and development pipeline drove positive sentiment for the stock, and the company made an earlier-than-expected filing for approval of a non-Hodgkin’s lymphoma drug. In hardware and semiconductors, shares of Apple traded lower as the company missed top-line estimates in its earnings release. Additionally, increasing competitive risks as well as some investor concerns over the company’s capital allocation did not bode well for the stock. We have trimmed the position in Apple, given a less certain outlook on its future growth due to some of these structural issues.

Rick Rieder

Bob Miller

Scott Blasdell, CFA

Terance Chen, CFA

Raffaele Zingone, CFA

Tim Snyder, CFA

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	14.61%	15.43%	7.51%	12/02/1994
Class A (POP)	8.30%	14.13%	6.90%	12/02/1994
Standard & Poor’s 500® Index (A)	27.18%	15.17%	7.46%
Barclays U.S. Aggregate Bond Index (A)	(1.08)%	6.09%	4.78%
Class B (NAV)	13.66%	14.49%	6.94%	10/01/1995
Class B (POP)	8.66%	14.38%	6.94%	10/01/1995
Class C (NAV)	13.90%	14.78%	6.89%	11/11/2002
Class C (POP)	12.90%	14.78%	6.89%	11/11/2002
Class I (NAV)	15.07%	N/A	14.42%	11/30/2009

NOTES

(A) The Standard & Poor’s 500® Index and the Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Equity securities tend to go up and down more dramatically over the short term and price movements may result from many individual factors as well as the market as a whole. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the value will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2013 much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads continuing to tighten across all fixed income classes and equity prices ending much higher than beginning consensus estimates. U.S. Treasury rates, on the other hand, rose significantly as many of the concerns eventually were put to rest.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year. This developing theme may continue to weigh on these markets for the foreseeable future, as fundamentals have become much more problematic.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well, although this may eventually have a less negative impact as we enter 2014. Economic growth rates, both domestically and abroad, had to be scaled back during the middle part of the fiscal year as it was evident that the consensus opinion of accelerating growth into year-end and beyond wasn’t going to materialize. Most economic pundits still remain optimistic for growth over the next year, both in the U.S. and worldwide.

A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing and how the Fed would eventually ease up on the accelerator, or tapering as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities led to a mini sell-off of risk assets in subsequent months, with the most significant reaction to the news in U.S. Treasuries, as they backed-up well over 1.00% from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper! Investors have become fixated as to when and how much tapering will take place.

Many macroeconomic issues still grab investors’ attention. It may well explain the proverbial saying that “markets climb a wall of worry”, and there has been plenty to worry about for the past five years. Heading into 2014, examples of concerns include Fed tapering, another round of political jockeying in D.C., emerging market growth, and a significant regime change within the Fed. As these issues either resolve themselves or not materialize, the key for risk assets will be the Fed, as it has been for the past five years. Signs that improvement is indeed taking place may bring more to the forefront talk of earlier tapering, but more importantly, the first hike in the federal funds rate, and thus potential headwinds for risk assets. If growth does not accelerate as anticipated, or many of the macroeconomic issues are not resolved it may result in central banks continuing to be accommodative, and potentially another good year for risk assets.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Short-Term Bond Class I2 returned 2.86%. By comparison, its benchmark, the Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 0.85%.

STRATEGY REVIEW

The fund maintained a higher yield and achieved a higher total return than the benchmark for the fiscal year ended October 31, 2013. The primary driver was our overweighting of spread products and significant underweighting of U.S. Treasury and Agency Mortgage Backed Securities (“MBS”). Overweight positioning in corporate bonds and out-of-index purchases in securitized bonds contributed to our excess carry while curve roll down and sector/security selection added to our performance. Additionally, we underweighted interest-sensitive areas of the market (U.S. Treasuries and Agencies), which also added to performance.

Corporate bonds benefitted from spread compression and strong market technicals. Throughout the year, we added to our overweight within the financial sector in select bank and insurance company bonds. We reduced our allocation to the metals and mining sector as we think the continued slowing in global growth will negatively impact these companies and the bonds could be relative underperformers. We increased our exposure to investment grade floating rate credit. Although the relatively low yield offered on these bonds was a bit of a drag on performance, we are comfortable giving up a little current performance to better position the fund to perform well should rates start to rise.

Within securitized sectors, we continued to add to commercial mortgage-backed securities (“CMBS”) and esoteric asset backed securities (“ABS”). We have favored select single-borrower CMBS deals where we can leverage our internal commercial real estate valuation group. Additionally, in keeping with our time-tested theme of finding value in underappreciated areas of the market, we

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

(unaudited)

STRATEGY REVIEW (continued)

increased our exposure to bonds backed by timeshares. We favor the deal structures and cash flow mechanics of these bonds and this sector performed very well through the last crisis. Our duration positioning, which we slowly decreased throughout the year with our addition of floating rate bonds, had very little overall impact on the portfolio as short Treasury yields remained relatively anchored.

Doug Weih, CFA

Matthew Buchanan, CFA

Garry Creed, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	2.46%	6.23%	4.87%	11/01/2007
Class A (POP)	(0.11)%	5.70%	4.42%	11/01/2007
BofA Merrill Lynch U.S. Corporate & Government 1-3 Yrs Index (A)	0.85%	2.56%	3.11%
Class C (NAV)	1.67%	5.44%	4.09%	11/01/2007
Class C (POP)	0.68%	5.44%	4.09%	11/01/2007
Class I (NAV)	2.66%	N/A	4.41%	11/30/2009
Class I2 (NAV)	2.86%	6.56%	4.55%	11/08/2004

NOTES

(A) The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index (“BofA Merrill Lynch U.S. Corporate & Government 1-3 Yrs Index”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Short-term bond funds are exposed to many of the same risks that longer-term bond funds are subject to, including credit risk, inflation risk, interest rate risk and also foreign securities and mortgage-backed securities risk.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

Over the past year, the market averages have exceeded almost all investors’ expectations. The Russell 2000® Growth index returned just under 40%. Given this impressive performance, it’s surprising that market sentiment does not “feel” better.

Why might this be the case? Three factors come to mind. First, political machinations could interfere with one’s ability to keep a positive view. In the United States, Congress’ decisions about sequestration and the related impact to our national debt could create uncertainty, although the shutdown and default crisis are over temporarily. Second, most investors have a majority of their assets in large cap stocks and bonds. Large cap companies are more exposed to international markets, which continue to struggle to either break from recession, as in the case of Europe, or maintain its rate of growth, as in the case of China. Third, the hangover from the 2008 market crisis is still fresh in investors’ minds. We are now at the five year anniversary of that melt down and the market is only 11% higher than where it was prior to the onset of the crisis. Given these three factors, it’s not surprising that market sentiment has not kept pace with fundamentals.

Despite the issues listed above the fact remains that economic data is better today than it was one year ago (please note that some data is delayed due to the government shutdown): the U.S. Institute of Supply Management (“ISM”) data is up at 56.4 versus 51.7; the unemployment rate is improved at 7.3% versus 7.9%; and real GDP growth is at a healthy rate in the most recent quarter, consistent with last year. All of these data points help explain why the Russell 2000® Growth index is up nearly 40% in the past year.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Small Cap Growth Class A returned 31.90%. By comparison, its benchmark, the Russell 2000® Growth Index, returned 39.84%.

STRATEGY REVIEW

The fund trailed the Russell 2000® Growth index return in the past twelve months. Approximately 70% of the relative underperformance occurred in the first fiscal quarter of the year, when the fund’s stocks were out of sync with the market.

From a sector perspective, the two weakest performers were technology and energy. In addition, in such a strong market, cash balances have a negative effect on performance, and the fund’s average cash balance of 3% detracted 1.6% from returns. On the positive side, the financial services and healthcare sectors outperformed for the year.

The biggest contributor to performance was Medidata Solutions, Inc., a provider of hosted clinical development solutions for the pharmaceutical industry. As large pharmaceutical companies move to outsource the drug development process, Medidata is benefiting dramatically. The second biggest contributor was MAXIMUS, Inc., a provider of business services to government healthcare providers. The company has benefited from the roll out of the Affordable Care Act along with continued growth in programs like Medicaid. The third biggest contributor to performance was Enersys, a manufacturer of industrial batteries.

The biggest detractor from performance was Vocera Communications, Inc., a specialty provider of mobile communications solutions for healthcare facilities. Last May, the company announced financial results that were below expectations and reduced guidance for the remainder of the year. The second biggest detractor from performance was LivePerson, Inc., a provider of Internet based sales and marketing solutions. The primary cause for the underperformance was the loss of a key client. The third biggest detractor from performance was BioScrip, Inc., a provider of home infusion and pharmacy benefit management solutions, who lowered financial guidance this fall due to an uncertain outlook. The biggest detractors were no longer held at year end.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Transamerica Funds	Annual Report 2013

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	31.90%	20.00%	08/31/2012
Class A (POP)	24.72%	14.35%	08/31/2012
Russell 2000® Growth Index (A)	39.84%	33.05%
Class C (NAV)	31.06%	19.24%	08/31/2012
Class C (POP)	30.06%	19.24%	08/31/2012
Class I (NAV)	32.08%	20.27%	08/31/2012
Class I2 (NAV)	32.32%	20.44%	08/31/2012

NOTES

(A) The Russell 2000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. The securities of small capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

While media headlines may indicate concern for the frothiness in the markets today, investors that own risk assets have been well rewarded as the market has continued a general uptrend over the past year. Today there is optimism that Europe has seen the worst and many countries are climbing out of recession. Here in the U.S., growth remains unspectacular and choppy, but not too slow to derail the markets optimism. Evidence of the absence of a sustainable trend in growth, the U.S. Federal Reserve (“Fed”) indicated in May that due to economic strength, bond buying could be tapered in the following months. Then in September the Fed surprised the markets by announcing that bond buying would continue until there is evidence of more robust U.S. economic improvement. Markets withstood a litany of problems ranging from geopolitical concerns and Mid-East turmoil, to fears of a U.S debt default and a short lived government shutdown. Despite several fleeting corrections, investors seemed intent on ignoring the challenges and marching equities on to new all-time highs.

Our strategy emphasizes stock selection through a bottom-up research process that focuses on low price-to-earnings multiple stocks, companies with strong balance sheets, businesses that generate strong cash flow, and slightly higher market cap stocks. Statistics indicate that while low quality stocks have been performing well, it is not pervasive. The fund has been rewarded as companies that are growing earnings are exhibiting strength and the team has made timely investments in opportunities that have been presented throughout the year.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Small Cap Value Class A returned 35.30%. By comparison, its benchmark, the Russell 2000® Value Index, returned 32.83%.

STRATEGY REVIEW

The fund seeks to outperform the Russell 2000® Value benchmark by 3.00% in the long term. The team seeks capital appreciation through value-oriented stock selection, and employs a bottom-up strategy of buying stocks below intrinsic value and selling stocks as they become fully priced, have a change in thesis, or if a better opportunity exists.

Strong performance from companies with attractive valuations and good earnings growth has contributed to the outperformance of the fund for the twelve-month period ended October 31, 2013. Our process, which has delivered positive relative performance in past market cycles, has remained consistent. During this period, the team continued to emphasize high quality, above average earnings consistency, strong balance sheets and free cash flows, low price-to-earnings multiples, and above average growth prospects. The team believes its strategy and fundamental research strengths will result in solid relative investment performance over future market cycles.

For the period of November 1, 2012 through October 31, 2013, the fund outperformed the Russell 2000® Value benchmark. During the period, the fund’s stock selection was positive, adding approximately 5.28%. Stock selection was positive/neutral in eight of ten sectors, with Financials (+2.66%), Consumer Staples (+2.16%), and Materials (0.86%) performing the best. This was offset by negative stock selection in two of ten sectors, with Consumer Discretionary (-0.96%) and Information Technology (-0.68%) performing the worst. Sector selection was negative, detracting 0.17% during the period.

The largest contributor to stock selection on an individual basis came from Nu Skin Enterprises, Inc., a developer and distributor of anti-aging personal care products and nutritional supplements. The second biggest contributor to stock selection was American Equity Investment Life Holding Co. is engaged in the development and sale of fixed index and fixed rate annuity products. The third best contributor to stock selection was Waddell & Reed Financial, Inc., a provider of investment management, investment product underwriting and distribution, and shareholder services administration.

The largest detractor to stock selection during the period came from Tower Group International Ltd., a provider of commercial, personal, and specialty insurance and reinsurance products. The second largest detractor was Rent-A-Center, Inc., a rent-to-own operator in North America. The third biggest detractor was GrafTech International Ltd. is a manufacturer of graphite electrodes, products essential to the production of electric arc furnace steel and various other ferrous and nonferrous metals.

Alvin W. Marley, CFA

Andrew Absler

Co-Portfolio Managers

Lombardia Capital Partners, LLC

Transamerica Funds	Annual Report 2013

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	35.30%	20.88%	04/30/2012
Class A (POP)	27.88%	16.43%	04/30/2012
Russell 2000® Value Index (A)	32.83%	22.93%
Class C (NAV)	34.65%	20.17%	04/30/2012
Class C (POP)	33.65%	20.17%	04/30/2012
Class I (NAV)	35.87%	21.30%	04/30/2012
Class I2 (NAV)	36.06%	21.41%	04/30/2012

NOTES

(A) The Russell 2000® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. The securities of small capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

After years of facing macroeconomic and political headwinds, including widespread financial crises and domestic budget instability, investors bid stocks higher on their belief these constraints are unlikely to derail the U.S. economic expansion. Indeed, the Russell 2500® Value Index saw forward price/earnings multiple expansion of more than three points in the twelve-month period, from 13.5 to 16.9. Mid-single digit corporate earnings growth also contributed to the market’s gains. The domestic economy continued to expand and, while the pace of U.S. growth has moderated, investors have been emboldened by the anticipated sustainability of the current economic cycle.

Within the context of the favorable market backdrop, the fund experienced particularly good traction. Active investment strategies in general were rewarded as record-high correlations among individual stock returns normalized over the past year as various fundamental and valuation factors drove individual stocks’ performance. Conversely, the preceding twelve months saw stocks predominantly traded ‘en masse’ from one day to the next in accordance with an overarching boom-bust market call. Given this shift in the environment Systematic Financial Management L.P.‘s (“Systematic”) focus on valuation was well rewarded by the market, in light of their proprietary multifactor valuation approach, supplemented by individual company cash flow analysis.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Small/Mid Cap Value Class A returned 33.47%. By comparison, its benchmark, the Russell 2500® Value Index, returned 33.35%.

STRATEGY REVIEW

Systematic’s bottom-up focus on company fundamentals resulted in a generally pro-cyclical portfolio over the period. Sector allocation was kept mostly in-line with the constitution of the Russell 2500® Value Index, with the exception of material underweights to Financials and Utilities and an overweight to Information Technology.

From an attribution standpoint, both stock selection and sector allocation contributed equally to performance relative to the benchmark. Sector allocation added over 1.00% overall, primarily due to the fund’s overweight to Information Technology (approximately 3.7%) and underweights to Financials (approximately 5.7%) and Utilities (approximately 2.5%). During the period, no sector weighting meaningfully detracted from the fund’s performance relative to the index.

Stock selection also added nearly 1.00% to the fund’s relative performance, which was led primarily by selections within the Industrials and Materials sectors. Despite outperforming in the majority of sectors, gains were somewhat offset by strong headwinds from unfavorable stock selection in the Consumer Discretionary and Information Technology sectors.

One of the fund’s top-performing stocks for the period was Lincoln National Corp. (“Lincoln”), a leading life insurer in the U.S. Lincoln’s trend of positive sales and net flows of life insurance and variable annuity products continued throughout the past twelve months. The catalyst driving the stock higher in this period, however, was the jump in long- and intermediate-term interest rates. As a life insurance company, Lincoln has significant exposure to the bond markets, where it invests a substantial portion of policyholder premiums. As interest rates rise, Lincoln can reinvest proceeds from bond maturities and income at higher interest rates, boosting profits and decreasing the likelihood their claim reserves could become deficient.

One stock that detracted from relative results during the period was Peabody Energy Corp. (“Peabody”), a leading producer of thermal and metallurgical coal. Thermal coal, which is used for power in the United States, accounts for approximately seventy percent of Peabody’s earnings. Due to an elevated amount of switching from gas to coal power, thermal coal prices benefited nicely from higher natural gas prices early in 2013. Systematic is closely monitoring these pricing metrics and evaluating the impacts of such on the company’s earnings growth potential. At recent coal pricing levels, approximately one quarter of the global producers are not generating profits.

Ron Mushock, CFA

Kenneth Burgess, CFA

Co-Portfolio Managers

Systematic Financial Management L.P.

Transamerica Funds	Annual Report 2013

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class A (NAV)	33.47%	20.15%	13.14%	04/02/2001
Class A (POP)	26.14%	18.80%	12.51%	04/02/2001
Russell 2500® Value Index (A)	33.35%	17.27%	9.66%
Class B (NAV)	32.51%	19.36%	12.52%	04/02/2001
Class B (POP)	27.51%	19.26%	12.52%	04/02/2001
Class C (NAV)	32.56%	19.41%	12.39%	11/11/2002
Class C (POP)	31.56%	19.41%	12.39%	11/11/2002
Class I (NAV)	34.02%	N/A	20.17%	11/30/2009
Class I2 (NAV)	34.14%	20.83%	11.91%	11/15/2005

NOTES

(A) The Russell 2500® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Tactical Allocation

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2013 much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads continuing to tighten across all fixed income classes and equity prices ending much higher than beginning consensus estimates. Treasury rates, on the other hand, rose significantly as many of the concerns eventually were put to rest.

Early in the fiscal year, a very contentious election witnessed President Obama winning a second term, sending the stock market into a short-lived and mild correction. Less than a month later market participants were engulfed in concerns of the U.S. going over the fiscal cliff at the beginning of 2013. This too was short-lived as politicians came to their senses and in the twelfth hour compromised on a new deal. This set the stage for risk assets beginning their methodical ascent going unimpeded throughout most of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. Economic growth rates, both domestically and abroad, had to be scaled back during the middle part of the fiscal year as it was evident that the consensus opinion of accelerating growth into year-end and beyond wasn’t going to materialize.

A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing and how the Fed would eventually ease up on the accelerator, or tapering as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities led to a mini sell-off of risk assets in subsequent months, with the most significant reaction to the news in U.S. Treasuries. If this wasn’t enough drama, the Fed decided in September to not taper. Investors have become fixated as to when and how much tapering will take place, although our work would suggest that yields are more closely tied to when the Fed will initiate its first federal funds rate hike.

Many macroeconomic issues still grab investors’ attention. It may well explain the proverbial saying that “markets climb a wall of worry”, and there has been plenty to worry about for the past five years.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Tactical Allocation Class A returned 6.91%. By comparison, its primary, secondary, and additional benchmarks, the FTSE All-World Index Total Return, the Barclays Global Aggregate Index and the Transamerica Tactical Allocation Blended Benchmark returned 23.99%, (1.54)% and 13.19%, respectively.

STRATEGY REVIEW

Transamerica Tactical Allocation relies on a tactical combination of exchange traded funds (“ETFs”) to seek opportunistic access to multiple geographies and diversified asset classes with the aim of maximizing long-term total return. Geographically-focused equity ETFs have been utilized to capitalize on the imbalance among various regional economies in order to create the possibility for capital appreciation over time. The fund also invests in a wide spectrum of fixed income asset classes, such as investment grade, high yield, emerging market debt, etc. In addition to the balanced stock-bond portfolio, the fund is designed to hedge against inflation risk by investing in inflation-protected securities and commodities ETFs. The portfolio managers may, in its discretion, utilize a quantitative model to assist with determining the appropriate allocations across the asset classes and individual ETFs. The model is driven by macroeconomic and market variables. A secondary objective of the fund has been to provide downside protection in the event of calamitous market outcomes, the model for which was the financial crisis of 2008.

The last year has been challenging for the fund for several reasons. The equity exposure of the fund is constructed by combining regional equity ETFs and low-volatility equity ETFs (if available). Regrettably, low-volatility equity ETFs lagged their straight-up counterparts during the equity bull market of the last year, resulting in subpar performance. Further, the decades-long bond market rally came to a halt amid rising rates from record lows and uncertainty around the U.S. budget brinkmanship. Negative total returns in high quality fixed income have resulted from the move higher in interest rates, driven by the pull forward of market expectations around the ultimate terminus of Quantitative Easing (“QE”).

Transamerica Funds	Annual Report 2013

Transamerica Tactical Allocation

(unaudited)

STRATEGY REVIEW (continued)

Moreover, the built-in inflation hedge in the fund is executed by investing in Treasury Inflation-Protected Securities (“TIPS”), ETFs and commodity ETFs (including agriculture, broad market commodity, energy, oil and precious metals). The tepid U.S. economy, record-low federal funds rate, and continued injection of liquidity by the QE program kept little to no inflation in the U.S. for the past year. This led to the stalled underperformance of TIPS ETFs as investors ratcheted down their inflation expectations. Similarly, commodity ETFs have been on a protracted losing streak, given deteriorating economic fundamentals across the globe, especially in developing economies.

On a separate note, the downside protection embedded in the fund came at a cost, especially so in an uprising equity market. The strategy employed allocation to low-volatility equity ETFs to gain equity exposure while aiming to reduce overall risk and allocation to derivative ETFs intended to hedge against volatility spikes and/or an interest rate rally. Low-volatility equity ETFs such as iShares minimum-volatility ETFs have a bias towards less volatile, defensive, large-cap stocks by construction. Although some of these shares outperformed their non-volatility-reduced counterparts during the beginning of the year, iShares minimum-volatility ETFs concluded the year with significant underperformance compared to the overall equity market.

Frank Koster

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2013

Transamerica Tactical Allocation

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	6.91%	6.91%	10/31/2012
Class A (POP)	1.05%	1.05%	10/31/2012
FTSE All-World Index TR (A)	23.99%	23.99%
Barclays Global Aggregate Index (A)	(1.54)%	(1.54)%
Transamerica Tactical Allocation Blended Benchmark (A)	13.19%	13.19%
Class C (NAV)	6.18%	6.18%	10/31/2012
Class C (POP)	5.18%	5.18%	10/31/2012
Class I (NAV)	7.32%	7.32%	10/31/2012

NOTES

(A) The FTSE All-World Index Total Return (“FTSE All-World Index TR”), the Barclays Global Aggregate Index, and the Transamerica Tactical Allocation Blended Benchmark are unmanaged indices used as a general measure of market performance. The Transamerica Tactical Allocation Blended Benchmark is composed of the following benchmarks: FTSE All-World Index (60%) and the Barclays Global Aggregate Index (40%). Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a tactical asset allocation portfolio strategy will not guarantee a profit or protect against a loss. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETFs share may be above or below the shares’ net asset value; and an active trading market for an ETFs share may not develop or be maintained.

The fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets. Fixed income investing is subject to credit risk, inflation risk and interest rate risk.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Tactical Income

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2013 much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads continuing to tighten across all fixed income classes and equity prices ending much higher than beginning consensus estimates. Treasury rates, on the other hand, rose significantly as many of the concerns eventually were put to rest.

Early in the fiscal year, a very contentious election witnessed President Obama winning a second term, sending the stock market into a short-lived and mild correction. Less than a month later market participants were engulfed in concerns of the U.S. going over the fiscal cliff at the beginning of 2013. This too was short-lived as politicians came to their senses and in the twelfth hour compromised on a new deal. This set the stage for risk assets beginning their methodical ascent going unimpeded throughout most of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. Economic growth rates, both domestically and abroad, had to be scaled back during the middle part of the fiscal year as it was evident that the consensus opinion of accelerating growth into year-end and beyond wasn’t going to materialize.

A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing and how the Fed would eventually ease up on the accelerator, or tapering as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities led to a mini sell-off of risk assets in subsequent months, with the most significant reaction to the news in U.S. Treasuries. If this wasn’t enough drama, the Fed decided in September to not taper. Investors have become fixated as to when and how much tapering will take place, although our work would suggest that yields are more closely tied to when the Fed will initiate its first federal funds rate hike.

Many macroeconomic issues still grab investors’ attention. It may well explain the proverbial saying that “markets climb a wall of worry”, and there has been plenty to worry about for the past five years.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Tactical Income Class A returned 4.49%. By comparison, its primary and secondary benchmarks, the iBoxx $ Liquid High Yield Index and the Transamerica Tactical Income Blended Benchmark, returned 7.63% and 10.43%, respectively.

STRATEGY REVIEW

Transamerica Tactical Income relies on a tactical combination of exchange traded funds (“ETFs”) to seek a reasonably high level of current income, while also providing the possibility for capital appreciation over time. To satisfy the need for high current income, the fund has historically invested the majority of assets in the fixed income markets, utilizing a broad range of duration, credit, and sector exposures. Equity oriented ETFs have been utilized to create the possibility for capital appreciation over time, but here again, the orientation of the equity ETFs has been to those generating higher than market dividend yield levels. This has been accomplished through dividend focused ETFs, as well as those exposed specifically to market sectors that generally pay higher dividends (e.g. Real Estate Investment Trusts). The portfolio managers may, in its discretion, utilize a quantitative model to assist with determining the appropriate allocations across the asset classes and individual ETFs. The model is driven by macroeconomic and market variables. A tertiary objective of the fund has been to provide downside protection in the event of calamitous market outcomes, the model for which was the financial crisis of 2008.

With the recent recalibration of fund positioning, the fund is insulated with additional exposure to international equity ETFs to better capture equity upside. This also serves the purpose of maintaining higher income potential because historically international ETFs pay higher dividends than their domestic counterparts. The fund has also cut back on its long-duration exposure on the fixed income sleeve to further reduce duration risk.

Transamerica Funds	Annual Report 2013

Transamerica Tactical Income

(unaudited)

STRATEGY REVIEW (continued)

The last year has been a difficult one for the fund, as well as the broader, income-oriented asset classes. This has been the case for several reasons, discussed below; but in general, income-oriented vehicles rely on significant allocation to fixed income investments (e.g. high yield bonds and long duration bonds), and high dividend-paying equities. Both of these sectors generally react adversely to rising interest rates, as was the case this past summer. Treasury and investment grade bonds have posted negative total returns on a rolling one-year basis. Negative total returns in high quality fixed income have resulted from the move higher in interest rates, driven by the pull forward of market expectations around the ultimate terminus of Quantitative Easing. Moreover, the lack of correlation with broad-market equity performance exhibited by the high dividend-paying equities led to muted equity performance.

On a separate note, the downside protection embedded in the fund came at a cost, especially so in an uprising equity market. The strategy employed allocation to low-volatility equity ETFs to gain equity exposure while aiming to reduce overall risk. Low-volatility equity ETFs such as iShares minimum-volatility ETFs have a bias towards less volatile, defensive, large-cap stocks by construction. Although these shares outperformed their non-volatility-reduced counterparts during the beginning of the year, iShares minimum-volatility ETFs concluded the year with significant underperformance compared to the overall equity market.

Frank Koster

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2013

Transamerica Tactical Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	4.49%	6.24%	10/31/2011
Class A (POP)	(0.46)%	3.68%	10/31/2011
iBoxx $ Liquid High Yield Index (A)	7.63%	9.89%
Transamerica Tactical Income Blended Benchmark (A)	10.43%	10.76%
Class C (NAV)	3.63%	5.43%	10/31/2011
Class C (POP)	2.64%	5.43%	10/31/2011
Class I (NAV)	4.62%	6.47%	10/31/2011

NOTES

(A) The iBoxx $ Liquid High Yield Index and the Transamerica Tactical Income Blended Benchmark are unmanaged indices used as a general measure of market performance. The Transamerica Tactical Income Blended Benchmark is composed of the following benchmarks: Standard & Poor’s 500® Index (30%), Barclays U.S. Aggregate Bond Index (30%), and the iBoxx $ Liquid High Yield Index (40%). Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a tactical asset allocation portfolio strategy will not guarantee a profit or protect against a loss.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Tactical Rotation

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2013 much like it began the year; numerous issues continuing to weigh on investors’ minds both domestically and abroad. Despite these concerns, risk assets continued to do well for the year with credit spreads continuing to tighten across all fixed income classes and equity prices ending much higher than beginning consensus estimates. Treasury rates, on the other hand, rose significantly as many of the concerns eventually were put to rest.

Early in the fiscal year, a very contentious election witnessed President Obama winning a second term, sending the stock market into a short-lived and mild correction. Less than a month later market participants were engulfed in concerns of the U.S. going over the fiscal cliff at the beginning of 2013. This too was short-lived as politicians came to their senses and in the twelfth hour compromised on a new deal. This set the stage for risk assets beginning their methodical ascent going unimpeded throughout most of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. Economic growth rates, both domestically and abroad, had to be scaled back during the middle part of the fiscal year as it was evident that the consensus opinion of accelerating growth into year-end and beyond wasn’t going to materialize.

A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing and how the Fed would eventually ease up on the accelerator, or tapering as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities led to a mini sell-off of risk assets in subsequent months, with the most significant reaction to the news in U.S. Treasuries. If this wasn’t enough drama, the Fed decided in September to not taper. Investors have become fixated as to when and how much tapering will take place, although our work would suggest that yields are more closely tied to when the Fed will initiate its first federal funds rate hike.

Many macroeconomic issues still grab investors’ attention. It may well explain the proverbial saying that “markets climb a wall of worry”, and there has been plenty to worry about for the past five years.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Tactical Rotation Class A returned 16.86%. By comparison, its primary, secondary, and additional benchmarks, the FTSE All-World Index Total Return, the Standard & Poor’s 500® Index, and the Transamerica Tactical Rotation Blended Benchmark returned 23.99%, 27.18% and 18.89%, respectively.

STRATEGY REVIEW

Transamerica Tactical Rotation relies on a tactical combination of exchange traded funds (“ETFs”) to seek risk-controlled access to multiple international geographies and diversified U.S. sectors with the aim of capital appreciation over time. Country-specific equity ETFs, including both developed and emerging economy, have been utilized to capitalize on the imbalance among various economic entities. The relative strength of the international economies is in turn compared to that of the domestic economy. Depending on the appetite for risk, the fund dynamically allocates among U.S. and international equity ETFs versus short-duration fixed income ETFs; within international equity, the fund tactically shifts among developed and emerging markets ETFs given its relative strength; within U.S. equity, the fund actively over-weights/under-weights defensive or cyclical sector ETFs based on economic cycle. The portfolio managers may, in its discretion, utilize a quantitative model to assist with determining the appropriate allocations across the asset classes and individual ETFs. The model is driven by macroeconomic and market variables.

The last year has been commendable for the fund, attributable to an appetite for risk in U.S. sectors over international economies, and cyclical sectors over defensive sectors. Around the globe, developed economy ETFs proved their resilience with an improving global outlook and outperformed emerging economy ETFs on a 1-year rolling basis. With accommodating monetary policy endorsed by both the European Central Bank and the Fed, the Eurozone economy started to thaw and rewarded investors with double-digit returns in the stock market. The same theme runs in the Asia-Pacific region, where Australia, Japan and South Korea concluded the year with double-digit returns. However, the traditional growth bright spots, Brazil, Russia, India, China and South Africa posted mixed results, with positive total returns in China, Russia, and South Africa, but negative returns in Brazil and India. Within the domestic economy, cyclical sectors in general outperformed defensive sectors in this round of equity rally, with the exception of health care; within the sector, small-caps outperformed large-caps. The sector ETFs held in the fund are all State Street SPDR ETFs, which offer the highest dividend yields in most sectors attributable to the large-cap focus.

Transamerica Funds	Annual Report 2013

Transamerica Tactical Rotation

(unaudited)

STRATEGY REVIEW (continued)

On a separate note, the downside protection embedded in the fund came at a cost. The strategy employed allocation to low-volatility equity ETFs to gain equity exposure while aiming to reduce overall risk, and allocation to short-duration Treasury Inflation-Protected Securities (“TIPS”) ETFs to hedge inflation risk. Low-volatility equity ETFs have a built-in bias towards less volatile, defensive large-cap stocks by construction. Therefore, low-volatility equity ETFs lagged their straight-up counterparts in the bull market. Also, the tepid U.S. economy, record-low federal funds rate, and continued injection of liquidity by the Quantitative Easing program kept little to no inflation in the U.S. for the past year. This led to the stalled underperformance of TIPS ETFs as investors ratcheted down their inflation expectations.

Frank Koster

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2013

Transamerica Tactical Rotation

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Class A (NAV)	16.86%	16.86%	10/31/2012
Class A (POP)	10.46%	10.46%	10/31/2012
FTSE All-World Index TR (A)	23.99%	23.99%
Standard & Poor’s 500 ® Index (A)	27.18%	27.18%
Transamerica Tactical Rotation Blended Benchmark (A)	18.89%	18.89%
Class C (NAV)	16.03%	16.03%	10/31/2012
Class C (POP)	15.03%	15.03%	10/31/2012
Class I (NAV)	17.26%	17.26%	10/31/2012

NOTES

(A) The FTSE All-World Index Total Return (“FTSE All-World Index TR”), Standard & Poor’s 500® Index, and the Transamerica Tactical Rotation Blended Benchmark are unmanaged indices used as a general measure of market performance. The Transamerica Tactical Rotation Blended Benchmark is composed of the following benchmarks: FTSE All-World Index TR (80%) and the Barclays 1-3 Month U.S. Treasury Bill Index (20%). Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets. Fixed income investing is subject to credit risk, inflation risk and interest rate risk.

Please refer to page 57 for index descriptions.

Transamerica Funds	Annual Report 2013

Index Descriptions

(unaudited)

Index	Description

Alerian MLP Index	The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class.

Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index	The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than 3 years and more than 1 year.

Barclays 1-3 Month U.S. Treasury Bill Index	The Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero coupon, fixed rate, non-convertible U.S. Treasury Bills denominated in U.S. dollars that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays Global Aggregate Index	The Barclays Global Aggregate Index is a multi-currency benchmark that includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.

Barclays High Yield Municipal Index	The Barclays High Yield Municipal Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

Barclays Investment-Grade Credit Index	The Barclays Investment-Grade Credit Index is comprised of the Barclays U.S. Corporate Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market, as well as a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

Barclays Managed Money Intermediate (1-17 Year) Index	The Barclays Managed Money Intermediate (1-17 Year) Index is comprised of tax-exempt bonds with maturites ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

Barclays U.S. Aggregate Bond Index	The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar-denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Transamerica Funds	Annual Report 2013

Index Descriptions (continued)

(unaudited)

Index	Description

Barclays U.S. Corporate High Yield 2% Issuer Capped Index	The Barclays U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

FTSE All-World Index Total Return	The FTSE All-World Index Total Return is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and emerging markets.

iBoxx $ Liquid High Yield Index	The iBoxx $ Liquid High Yield Index is comprised of U.S. dollar-denominated high yield liquid corporate bonds.

J.P. Morgan Emerging Markets Bond Global Index	The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

J.P. Morgan Government Bond Index ex-U.S. Unhedged	The J.P. Morgan Government Bond Index ex-U.S. Unhedged is representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. government bond markets.

Morgan Stanley Capital International Emerging Markets Index	The Morgan Stanley Capital International Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

Morgan Stanley Capital International Europe, Australasia, Far East Index	The Morgan Stanley Capital International Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index Gross	The Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index Gross is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

Morgan Stanley Capital International All Country World Index Gross	The Morgan Stanley Capital International All Country World Index Gross is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Transamerica Funds	Annual Report 2013

Index Descriptions (continued)

(unaudited)

Index	Description

Russell 1000® Index	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

Russell 1000® Growth Index	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

Russell 2000® Growth Index	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Index	The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, and is comprised of approximately 2,500 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

Russell 2500® Value Index	The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values.

Transamerica Funds	Annual Report 2013

Index Descriptions (continued)

(unaudited)

Index	Description

Russell MidCap® Index	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe, and is comprised of approximately 800 of the smallest securities of the Russell 1000® based on a combination of market cap and current index membership.

Russell Midcap® Growth Index	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500®	The Standard & Poor’s 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

Transamerica Funds	Annual Report 2013

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2013 and held for the entire period until October 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses			Hypothetical Expenses(A)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Capital Growth
Class A	$1,000.00	$1,254.40	$8.30(B	)	$1,017.85	$7.43	1.46%
Class B	1,000.00	1,249.80	12.48(B	)	1,014.12	11.17	2.20
Class C	1,000.00	1,250.30	11.46(B	)	1,015.02	10.26	2.02
Class I	1,000.00	1,256.80	5.69(B	)	1,020.16	5.09	1.00
Class I2	1,000.00	1,257.80	4.78(B	)	1,020.97	4.28	0.84

Transamerica Diversified Equity
Class A	1,000.00	1,124.50	7.07(B	)	1,018.55	6.72	1.32
Class B	1,000.00	1,119.80	11.59(B	)	1,014.27	11.02	2.17
Class C	1,000.00	1,120.00	11.49(B	)	1,014.37	10.92	2.15
Class I	1,000.00	1,127.40	4.88(B	)	1,020.62	4.63	0.91
Class I2	1,000.00	1,127.40	4.18(B	)	1,021.27	3.97	0.78
Class T	1,000.00	1,127.00	4.72(B	)	1,020.77	4.48	0.88

Transamerica Dividend Focused
Class A	1,000.00	1,098.80	5.66(B	)	1,019.81	5.45	1.07
Class C	1,000.00	1,094.70	9.45(B	)	1,016.18	9.10	1.79
Class I	1,000.00	1,099.70	4.34(B	)	1,021.07	4.18	0.82
Class I2	1,000.00	1,100.20	3.71(B	)	1,021.68	3.57	0.70

Transamerica Emerging Markets Debt
Class A	1,000.00	938.20	5.57(B	)	1,019.46	5.80	1.14
Class C	1,000.00	935.70	8.88(B	)	1,016.03	9.25	1.82
Class I	1,000.00	939.30	3.86(B	)	1,021.22	4.02	0.79
Class I2	1,000.00	940.60	3.42(B	)	1,021.68	3.57	0.70

Transamerica Funds	Annual Report 2013

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses(A)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Emerging Markets Equity
Class A	$1,000.00	$1,017.60	$7.83(B	)	$1,017.44	$7.83	1.54%
Class C	1,000.00	1,013.80	11.22(B	)	1,014.07	11.22	2.21
Class I	1,000.00	1,018.60	6.16(B	)	1,019.11	6.16	1.21
Class I2	1,000.00	1,019.50	5.60(B	)	1,019.66	5.60	1.10

Transamerica Enhanced Muni
Class A	1,000.00	988.90	4.31(B	)	1,020.87	4.38	0.86
Class C	1,000.00	986.10	7.31(B	)	1,017.85	7.43	1.46
Class I	1,000.00	988.70	3.56(B	)	1,021.63	3.62	0.71

Transamerica Flexible Income
Class A	1,000.00	998.00	4.78(B	)	1,020.42	4.84	0.95
Class B	1,000.00	994.20	9.60(B	)	1,015.58	9.70	1.91
Class C	1,000.00	994.20	8.49(B	)	1,016.69	8.59	1.69
Class I	1,000.00	999.40	3.43(B	)	1,021.78	3.47	0.68
Class I2	1,000.00	1,001.00	2.93(B	)	1,022.28	2.96	0.58

Transamerica Growth Opportunities
Class A	1,000.00	1,135.40	7.59(B	)	1,018.10	7.17	1.41
Class B	1,000.00	1,130.70	11.76(B	)	1,014.17	11.12	2.19
Class C	1,000.00	1,129.90	11.76(B	)	1,014.17	11.12	2.19
Class I	1,000.00	1,137.70	5.39(B	)	1,020.16	5.09	1.00
Class I2	1,000.00	1,138.70	4.47(B	)	1,021.02	4.23	0.83

Transamerica High Yield Bond
Class A	1,000.00	1,002.30	5.20(B	)	1,020.01	5.24	1.03
Class B	1,000.00	998.10	9.22(B	)	1,015.98	9.30	1.83
Class C	1,000.00	998.40	8.97(B	)	1,016.23	9.05	1.78
Class I	1,000.00	1,003.40	4.04(B	)	1,021.17	4.08	0.80
Class I2	1,000.00	1,004.00	3.38(B	)	1,021.83	3.41	0.67

Transamerica High Yield Muni
Class A	1,000.00	1,029.60	2.33(C	)	1,020.62	4.63	0.91
Class C	1,000.00	1,028.30	3.86(C	)	1,017.59	7.68	1.51
Class I	1,000.00	1,030.00	1.94(C	)	1,021.37	3.87	0.76

Transamerica Income & Growth
Class A	1,000.00	1,016.30	6.05(B	)	1,019.21	6.06	1.19
Class C	1,000.00	1,012.80	9.54(B	)	1,015.73	9.55	1.88
Class I	1,000.00	1,017.90	4.53(B	)	1,020.72	4.53	0.89
Class I2	1,000.00	1,018.40	3.92(B	)	1,021.32	3.92	0.77

Transamerica International Bond
Class A	1,000.00	999.00	5.29(B	)	1,019.91	5.35	1.05
Class C	1,000.00	995.90	8.80(B	)	1,016.38	8.89	1.75
Class I	1,000.00	1,001.00	3.78(B	)	1,021.43	3.82	0.75
Class I2	1,000.00	1,002.00	3.48(B	)	1,021.73	3.52	0.69

Transamerica International Equity
Class A	1,000.00	1,116.90	7.52(B	)	1,018.10	7.17	1.41
Class C	1,000.00	1,113.80	10.98(B	)	1,014.82	10.46	2.06
Class I	1,000.00	1,119.80	5.45(B	)	1,020.06	5.19	1.02
Class I2	1,000.00	1,119.80	4.81(B	)	1,020.67	4.58	0.90

Transamerica International Small Cap Value
Class I	1,000.00	1,115.80	6.51(B	)	1,019.06	6.21	1.22
Class I2	1,000.00	1,116.70	5.82(B	)	1,019.71	5.55	1.09

Transamerica Large Cap Growth
Class A	1,000.00	1,118.10	6.19(B	)	1,019.36	5.90	1.16
Class C	1,000.00	1,113.90	9.48(B	)	1,016.23	9.05	1.78
Class I	1,000.00	1,119.60	4.38(B	)	1,021.07	4.18	0.82
Class I2	1,000.00	1,120.40	3.90(B	)	1,021.53	3.72	0.73

Transamerica Large Cap Value
Class A	1,000.00	1,112.70	6.02(B	)	1,019.51	5.75	1.13
Class C	1,000.00	1,108.50	9.51(B	)	1,016.18	9.10	1.79
Class I	1,000.00	1,113.90	4.21(B	)	1,021.22	4.02	0.79
Class I2	1,000.00	1,114.40	3.68(B	)	1,021.73	3.52	0.69

Transamerica Funds	Annual Report 2013

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses(A)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica MLP & Energy Income
Class A	$1,000.00	$1,033.50	$8.46(B	)	$1,016.89	$8.39	1.65%
Class C	1,000.00	1,029.00	12.02(B	)	1,013.36	11.93	2.35
Class I	1,000.00	1,034.00	6.92(B	)	1,018.40	6.87	1.35
Class I2	1,000.00	1,034.20	6.61(B	)	1,018.70	6.56	1.29

Transamerica Money Market
Class A	1,000.00	1,000.00	1.16(B	)	1,024.05	1.17	0.23
Class B	1,000.00	1,000.00	1.16(B	)	1,024.05	1.17	0.23
Class C	1,000.00	1,000.00	1.16(B	)	1,024.05	1.17	0.23
Class I	1,000.00	1,000.30	0.86(B	)	1,024.35	0.87	0.17
Class I2	1,000.00	1,000.30	0.91(B	)	1,024.30	0.92	0.18

Transamerica Multi-Managed Balanced
Class A	1,000.00	1,052.90	6.88(B	)	1,018.50	6.77	1.33	(D)
Class B	1,000.00	1,048.30	11.25(B	)	1,014.22	11.07	2.18	(D)
Class C	1,000.00	1,049.30	10.12(B	)	1,015.33	9.96	1.96	(D)
Class I	1,000.00	1,054.70	5.02(B	)	1,020.32	4.94	0.97	(D)

Transamerica Short-Term Bond
Class A	1,000.00	1,005.40	4.25(B	)	1,020.97	4.28	0.84
Class C	1,000.00	1,001.50	8.07(B	)	1,017.14	8.13	1.60
Class I	1,000.00	1,007.30	3.24(B	)	1,021.98	3.26	0.64
Class I2	1,000.00	1,007.80	2.68(B	)	1,022.53	2.70	0.53

Transamerica Small Cap Growth
Class A	1,000.00	1,189.40	7.17(B	)	1,018.65	6.61	1.30
Class C	1,000.00	1,186.50	10.75(B	)	1,015.38	9.91	1.95
Class I	1,000.00	1,191.30	5.63(B	)	1,020.06	5.19	1.02
Class I2	1,000.00	1,192.10	4.97(B	)	1,020.67	4.58	0.90

Transamerica Small Cap Value
Class A	1,000.00	1,162.90	7.31(B	)	1,018.45	6.82	1.34	(D)
Class C	1,000.00	1,159.70	10.78(B	)	1,015.22	10.06	1.98	(D)
Class I	1,000.00	1,165.20	5.62(B	)	1,020.01	5.24	1.03	(D)
Class I2	1,000.00	1,166.10	4.91(B	)	1,020.67	4.58	0.90	(D)

Transamerica Small/Mid Cap Value
Class A	1,000.00	1,148.70	7.42(B	)	1,018.30	6.97	1.37
Class B	1,000.00	1,144.60	11.19(B	)	1,014.77	10.51	2.07
Class C	1,000.00	1,144.90	10.87(B	)	1,015.07	10.21	2.01
Class I	1,000.00	1,150.90	5.26(B	)	1,020.32	4.94	0.97
Class I2	1,000.00	1,151.60	4.66(B	)	1,020.87	4.38	0.86

Transamerica Tactical Allocation
Class A	1,000.00	1,008.30	5.82(B	)	1,019.41	5.85	1.15	(D)
Class C	1,000.00	1,004.80	9.35(B	)	1,015.88	9.40	1.85	(D)
Class I	1,000.00	1,009.80	4.31(B	)	1,020.92	4.33	0.85	(D)

Transamerica Tactical Income
Class A	1,000.00	1,000.90	4.49(B	)	1,020.72	4.53	0.89	(D)
Class C	1,000.00	997.10	8.21(B	)	1,016.99	8.29	1.63	(D)
Class I	1,000.00	1,002.00	3.33(B	)	1,021.88	3.36	0.66	(D)

Transamerica Tactical Rotation
Class A	1,000.00	1,066.20	5.99(B	)	1,019.41	5.85	1.15	(D)
Class C	1,000.00	1,062.50	9.62(B	)	1,015.88	9.40	1.85	(D)
Class I	1,000.00	1,067.40	4.43(B	)	1,020.92	4.33	0.85	(D)

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Fund commenced operations on July 31, 2013. Actual expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (92), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the fund was in operation for the entire six-month period ended October 31, 2013. Thus, the hypothetical expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(D)	Expense ratios do not include expenses of the investment companies in which the funds invest.

Transamerica Funds	Annual Report 2013

Schedules of Investments Composition

At October 31, 2013

(The following charts summarize the Schedules of Investments of each fund by asset type)

(unaudited)

Transamerica Capital Growth	% of Net Assets
Common Stocks	94.8%
Securities Lending Collateral	8.6
Repurchase Agreement	5.1
Preferred Stock	0.0
Other Assets and Liabilities - Net	(8.5)
Total	100.0%

Transamerica Diversified Equity	% of Net Assets
Common Stocks	99.9%
Securities Lending Collateral	6.8
Repurchase Agreement	0.2
Other Assets and Liabilities - Net	(6.9)
Total	100.0%

Transamerica Dividend Focused	% of Net Assets
Common Stocks	99.7%
Repurchase Agreement	2.0
Other Assets and Liabilities - Net	(1.7)
Total	100.0%

Transamerica Emerging Markets Debt	% of Net Assets
Foreign Government Obligations	52.2%
Corporate Debt Securities	44.5
Securities Lending Collateral	17.3
Repurchase Agreement	4.1
Other Assets and Liabilities - Net(B)	(18.1)
Total	100.0%

Transamerica Emerging Markets Equity	% of Net Assets
Common Stocks	96.8%
Securities Lending Collateral	9.9
Preferred Stocks	1.4
Repurchase Agreement	0.6
Other Assets and Liabilities - Net	(8.7)
Total	100.0%

Transamerica Enhanced Muni	% of Net Assets
Illinois	16.8%
Michigan	13.2
California	7.7
Texas	6.8
New York	6.6
Repurchase Agreement	6.2
Pennsylvania	5.6
Florida	5.3
New Mexico	4.0
Ohio	3.9
Puerto Rico	2.9
North Carolina	2.3
Nevada	2.1
Wisconsin	1.4
New Jersey	1.4
Utah	1.3
Alaska	1.3
Georgia	1.2
Minnesota	1.1
Colorado	1.1
Oregon	0.9
Connecticut	0.9
Maryland	0.9
Mississippi	0.8
Louisiana	0.8
Idaho	0.8
Arizona	0.8
South Carolina	0.7
Washington	0.7
District of Columbia	0.7
Virginia	0.7
Maine	0.6
Indiana	0.5
Common Stock	0.4
Tennessee	0.2
Alabama	0.2
Kansas	0.2
Nebraska	0.2
Oklahoma	0.2
Wyoming	0.2
Kentucky	0.2
Hawaii	0.1
Other Assets and Liabilities - Net	(3.9)
Total	100.0%

Transamerica Flexible Income	% of Net Assets
Corporate Debt Securities	66.7%
Securities Lending Collateral	12.5
Mortgage-Backed Securities	8.8
Asset-Backed Securities	7.3
Foreign Government Obligations	3.5
U.S. Government Obligations	2.4
Loan Assignments	2.1
Preferred Stocks	2.1
Municipal Government Obligations	1.5
Preferred Corporate Debt Security	1.2
Warrant	0.9
Repurchase Agreement	0.8
Convertible Bond	0.6
Common Stock	0.5
U.S. Government Agency Obligation	0.2
Other Assets and Liabilities - Net	(11.1)
Total	100.0%

Transamerica Funds	Annual Report 2013

Schedules of Investments Composition (continued)

At October 31, 2013

(The following charts summarize the Schedules of Investments of each fund by asset type)

(unaudited)

Transamerica Growth Opportunities	% of Net Assets
Common Stocks	92.7%
Securities Lending Collateral	16.4
Repurchase Agreement	7.0
Preferred Stocks	0.2
Convertible Preferred Stocks	0.1
Other Assets and Liabilities - Net	(16.4)
Total	100.0%

Transamerica High Yield Bond	% of Net Assets
Corporate Debt Securities	88.1%
Securities Lending Collateral	13.2
Loan Assignments	4.5
Repurchase Agreement	3.5
Preferred Stocks	2.0
Preferred Corporate Debt Security	0.7
Common Stocks	0.7
Warrants	0.0	(A)
Other Assets and Liabilities - Net	(12.7)
Total	100.0%

Transamerica High Yield Muni	% of Net Assets
Repurchase Agreements	55.0%
Illinois	21.9
Michigan	12.5
Puerto Rico	12.1
California	5.0
Pennsylvania	3.4
Ohio	2.5
Other Assets and Liabilities - Net	(12.4)
Total	100.0%

Transamerica Income & Growth	% of Net Assets
Common Stocks	76.2%
Securities Lending Collateral	21.6
Master Limited Partnerships	20.9
Repurchase Agreement	2.4
Other Assets and Liabilities - Net	(21.1)
Total	100.0%

Transamerica International Bond	% of Net Assets
Foreign Government Obligations	72.6%
Corporate Debt Securities	21.9
Repurchase Agreement	2.3
Asset-Backed Security	0.6
Mortgage-Backed Security	0.4
Other Assets and Liabilities - Net(B)	2.2
Total	100.0%

Transamerica International Equity	% of Net Assets
Common Stocks	95.9%
Repurchase Agreement	2.9
Securities Lending Collateral	1.5
Preferred Stock	0.9
Other Assets and Liabilities - Net	(1.2)
Total	100.0%

Transamerica International Small Cap Value	% of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	5.2
Repurchase Agreement	2.6
Preferred Stock	0.9
Other Assets and Liabilities - Net	(6.6)
Total	100.0%

Transamerica Large Cap Growth	% of Net Assets
Common Stocks	99.2%
Securities Lending Collateral	1.2
Repurchase Agreement	1.1
Other Assets and Liabilities - Net	(1.5)
Total	100.0%

Transamerica Large Cap Value	% of Net Assets
Common Stocks	96.9%
Repurchase Agreement	3.2
Securities Lending Collateral	1.5
Other Assets and Liabilities - Net	(1.6)
Total	100.0%

Transamerica MLP & Energy Income	% of Net Assets
Common Stocks	52.0%
Master Limited Partnerships	33.8
Securities Lending Collateral	24.2
Repurchase Agreement	6.9
Corporate Debt Securities	6.6
Other Assets and Liabilities - Net	(23.5)
Total	100.0%

Transamerica Money Market	% of Net Assets
Commercial Paper	61.4%
Certificates of Deposit	27.3
Repurchase Agreements	4.4
Short-Term U.S. Government Agency Obligations	4.1
Demand Note	2.0
Corporate Debt Security	0.7
Asset-Backed Security	0.2
Other Assets and Liabilities - Net	(0.1)
Total	100.0%

Transamerica Funds	Annual Report 2013

Schedules of Investments Composition (continued)

At October 31, 2013

(The following charts summarize the Schedules of Investments of each fund by asset type)

(unaudited)

Transamerica Multi-Managed Balanced	% of Net Assets
Common Stocks	59.5%
U.S. Government Agency Obligations	13.4
Corporate Debt Securities	9.0
Asset-Backed Securities	6.0
Short-Term Investment Company	5.7
Mortgage-Backed Securities	5.7
U.S. Government Obligations	4.3
Securities Lending Collateral	2.4
Repurchase Agreement	1.6
Foreign Government Obligations	0.5
Preferred Stock	0.1
Short-Term U.S. Government Obligation	0.1
Preferred Corporate Debt Security	0.0	(A)
Purchased Options	0.0	(A)
Other Assets and Liabilities - Net(B)	(8.3)
Total	100.0%

Transamerica Short-Term Bond	% of Net Assets
Corporate Debt Securities	61.7%
Mortgage-Backed Securities	22.1
Asset-Backed Securities	10.8
Securities Lending Collateral	2.6
Loan Assignments	2.4
Repurchase Agreement	1.8
Preferred Corporate Debt Security	0.6
Municipal Government Obligation	0.5
U.S. Government Agency Obligation	0.0	(A)
Other Assets and Liabilities - Net	(2.5)
Total	100.0%

Transamerica Small Cap Growth	% of Net Assets
Common Stocks	98.3%
Securities Lending Collateral	11.1
Repurchase Agreement	2.5
Other Assets and Liabilities - Net	(11.9)
Total	100.0%

Transamerica Small Cap Value	% of Net Assets
Common Stocks	91.8%
Securities Lending Collateral	13.1
Repurchase Agreement	4.4
Investment Company	4.0
Other Assets and Liabilities - Net	(13.3)
Total	100.0%

Transamerica Small/Mid Cap Value	% of Net Assets
Common Stocks	97.5%
Securities Lending Collateral	9.0
Repurchase Agreement	2.3
Other Assets and Liabilities - Net	(8.8)
Total	100.0%

Transamerica Tactical Allocation	% of Net Assets
Investment Companies	97.4%
Securities Lending Collateral	12.5
Repurchase Agreement	0.3
Other Assets and Liabilities - Net	(10.2)
Total	100.0%

Transamerica Tactical Income	% of Net Assets
Investment Companies	99.7%
Securities Lending Collateral	23.3
Repurchase Agreement	0.1
Other Assets and Liabilities - Net	(23.1)
Total	100.0%

Transamerica Tactical Rotation	% of Net Assets
Investment Companies	98.5%
Securities Lending Collateral	24.5
Repurchase Agreement	1.3
Other Assets and Liabilities - Net	(24.3)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Funds	Annual Report 2013

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
PREFERRED STOCK - 0.0%
Automobiles - 0.0%
Better Place - Series C, 0.00% (A) (B) (C) (D)	1,099,962	$ 0

Total Preferred Stock (cost $4,993,827)		0

COMMON STOCKS - 94.8%
Automobiles - 2.2%
Tesla Motors, Inc. (A) (E)	99,877	15,974,327
Capital Markets - 1.5%
BlackRock, Inc. - Class A	35,979	10,822,843
Chemicals - 2.3%
Monsanto Co.	164,432	17,245,628
Commercial Services & Supplies - 2.8%
Edenred	600,270	20,395,780
Communications Equipment - 3.0%
Motorola Solutions, Inc.	352,621	22,045,865
Computers & Peripherals - 2.8%
Apple, Inc.	39,983	20,885,120
Diversified Financial Services - 2.8%
McGraw-Hill Financial, Inc.	146,151	10,183,802
MSCI, Inc. - Class A (A)	255,547	10,418,651
Food & Staples Retailing - 0.5%
Whole Foods Market, Inc.	58,629	3,701,249
Food Products - 3.6%
Green Mountain Coffee Roasters, Inc. - Series C (A) (E)	94,245	5,919,528
Mead Johnson Nutrition Co. - Class A	255,410	20,856,781
Health Care Equipment & Supplies - 2.5%
Intuitive Surgical, Inc. (A)	50,233	18,661,560
Health Care Technology - 0.6%
athenahealth, Inc. (A) (E)	34,628	4,623,184
Hotels, Restaurants & Leisure - 2.5%
Starbucks Corp.	229,096	18,568,231
Insurance - 4.5%
American International Group, Inc.	146,696	7,576,848
Arch Capital Group, Ltd. (A)	157,985	9,156,811
Progressive Corp.	644,366	16,734,185
Internet & Catalog Retail - 14.5%
Amazon.com, Inc. (A)	165,373	60,200,733
Groupon, Inc. - Class A (A) (E)	1,525,015	13,923,387
NetFlix, Inc. (A)	13,176	4,248,997
priceline.com, Inc. (A)	26,946	28,396,503
Internet Software & Services - 19.8%
Baidu, Inc. - ADR (A)	24,063	3,871,737
Facebook, Inc. - Class A (A)	1,321,170	66,402,004
Google, Inc. - Class A (A)	51,716	53,297,475
LinkedIn Corp. - Class A (A)	51,556	11,531,531
Qihoo 360 Technology Co., Ltd. - ADR (A)	46,657	3,855,734
Yandex NV - Class A (A)	195,645	7,211,475
IT Services - 6.9%
Mastercard, Inc. - Class A	36,469	26,151,920
Visa, Inc. - Class A	124,082	24,403,207
Life Sciences Tools & Services - 3.3%
Illumina, Inc. (A) (E)	261,869	24,487,370
Media - 3.4%
Charter Communications, Inc. - Class A (A)	52,852	7,094,852
Liberty Media Corp. - Class A (A)	23,048	3,524,270
Naspers, Ltd. - Class N	117,027	10,946,418
Sirius XM Radio, Inc.	856,656	3,229,593

	Shares	Value
Oil, Gas & Consumable Fuels - 0.9%
Range Resources Corp.	87,093	$ 6,593,811
Pharmaceuticals - 2.9%
Valeant Pharmaceuticals International, Inc. (A)	204,029	21,569,946
Professional Services - 2.7%
Intertek Group PLC	190,557	10,180,558
Verisk Analytics, Inc. - Class A (A)	147,246	10,089,296
Semiconductors & Semiconductor Equipment - 2.4%
ARM Holdings PLC - ADR	158,043	7,458,049
First Solar, Inc. (A) (E)	209,453	10,529,202
Software - 4.1%
Salesforce.com, Inc. (A)	443,514	23,665,907
Workday, Inc. - Class A (A)	89,297	6,685,666
Textiles, Apparel & Luxury Goods - 2.3%
Christian Dior SA	87,378	16,609,238

Total Common Stocks (cost $447,348,539)		699,929,272

SECURITIES LENDING COLLATERAL - 8.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (F)	63,434,923	63,434,923

Total Securities Lending Collateral (cost $63,434,923)		63,434,923

	Principal	Value
REPURCHASE AGREEMENT - 5.1%
State Street Bank & Trust Co. 0.01% (F), dated 10/31/2013, to be repurchased at $37,491,126 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $38,242,870.	$ 37,491,116	37,491,116

Total Repurchase Agreement (cost $37,491,116)		37,491,116

Total Investment Securities (cost $553,268,405) (G)		800,855,311
Other Assets and Liabilities - Net - (8.5%)		(63,010,510)

Net Assets - 100.0%		$ 737,844,801

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (H)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Preferred Stock
Automobiles	$—	$—	$0	$0
Common Stocks	641,797,278	58,131,994	—	699,929,272
Securities Lending Collateral	63,434,923	—	—	63,434,923
Repurchase Agreement	—	37,491,116	—	37,491,116
Total Investment Securities	$705,232,201	$95,623,110	$0	$800,855,311

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales (I)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (J)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (K)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (J)
Common Stock	$15,877,995	$—	$(23,327,498)	$—	$—	$7,449,503	$—	$—	$—	$—
Preferred Stock	109,996	—	—	—	—	(109,996)	—	—	0	(109,996)
Total	$15,987,991	$—	$(23,327,498)	$—	$—	$7,339,507	$—	$—	$0	$(109,996)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $0, or less than 0.01% of the fund’s net assets.
(C)	Illiquid. Total aggregate market value of illiquid securities is $0, or less than 0.1% of fund’s net assets.
(D)	Restricted security. At October 31, 2013, the fund owned the respective securities which were restricted as to public resale:

Investment securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Preferred Stock	Better Place-Series C	11/11/2011	$4,993,827	$0	0.00%

(E)	All or a portion of this security is on loan. The value of all securities on loan is $61,840,219. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Rate shown reflects the yield at October 31, 2013.
(G)	Aggregate cost for federal income tax purposes is $554,958,432. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $252,692,916 and $6,796,037, respectively. Net unrealized appreciation for tax purposes is $245,896,879.
(H)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(I)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(J)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(K)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Diversified Equity

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 99.9%
Aerospace & Defense - 5.8%
Boeing Co.	260,806	$ 34,035,183
Honeywell International, Inc.	239,778	20,795,946
United Technologies Corp.	252,227	26,799,119
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. - Class B	122,513	12,035,677
Automobiles - 0.8%
Ford Motor Co.	687,582	11,764,528
Beverages - 0.8%
Anheuser-Busch InBev NV - ADR	111,590	11,575,231
Biotechnology - 7.0%
Amgen, Inc.	294,920	34,210,720
Biogen IDEC, Inc. (A)	64,642	15,784,930
Celgene Corp. (A)	163,597	24,292,519
Gilead Sciences, Inc. (A)	344,084	24,426,523
Chemicals - 1.5%
Monsanto Co.	126,760	13,294,589
Sherwin-Williams Co.	40,238	7,564,744
Commercial Services & Supplies - 0.8%
ADT Corp. (B)	105,409	4,571,588
Tyco International, Ltd.	197,696	7,225,789
Communications Equipment - 3.8%
Cisco Systems, Inc.	1,791,062	40,298,895
Emulex Corp. (A)	180,401	1,358,419
Juniper Networks, Inc. (A)	273,434	5,096,810
QUALCOMM, Inc.	92,782	6,445,566
Computers & Peripherals - 6.8%
Apple, Inc.	75,151	39,255,125
NetApp, Inc.	686,323	26,636,196
QLogic Corp. (A)	152,893	1,888,228
SanDisk Corp.	240,924	16,744,218
Western Digital Corp.	168,803	11,753,753
Consumer Finance - 1.5%
American Express Co.	254,924	20,852,783
Diversified Consumer Services - 0.1%
ITT Educational Services, Inc. (A) (B)	45,738	1,835,008
Diversified Financial Services - 2.5%
Bank of America Corp.	1,227,363	17,133,988
IntercontinentalExchange, Inc. (A) (B)	52,914	10,198,115
JPMorgan Chase & Co.	167,599	8,638,052
Electrical Equipment - 0.5%
Rockwell Automation, Inc. - Class B	67,253	7,425,404
Energy Equipment & Services - 1.7%
National Oilwell Varco, Inc.	128,319	10,416,937
Oceaneering International, Inc.	121,590	10,442,149
Transocean, Ltd. (B)	82,717	3,893,489
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	133,352	15,735,536
CVS Caremark Corp.	183,179	11,404,724
Food Products - 0.4%
Green Mountain Coffee Roasters, Inc. - Series C (A) (B)	82,393	5,175,104
Health Care Equipment & Supplies - 4.2%
Becton Dickinson and Co.	108,630	11,420,272
CR Bard, Inc.	100,229	13,653,194
Medtronic, Inc.	329,446	18,910,201
Zimmer Holdings, Inc. - Class A	171,470	14,998,481

	Shares	Value
Health Care Providers & Services - 2.9%
Aetna, Inc.	179,320	$ 11,243,364
Express Scripts Holding Co. (A)	180,898	11,309,743
McKesson Corp.	117,074	18,303,349
Hotels, Restaurants & Leisure - 3.0%
Chipotle Mexican Grill, Inc. - Class A (A)	20,396	10,748,080
Starwood Hotels & Resorts Worldwide, Inc.	143,148	10,538,556
Wyndham Worldwide Corp.	197,306	13,101,118
Wynn Resorts, Ltd.	48,216	8,015,910
Household Durables - 0.3%
PulteGroup, Inc.	262,567	4,634,307
Industrial Conglomerates - 3.3%
3M Co.	205,354	25,843,801
Danaher Corp.	284,867	20,536,062
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (A)	26,216	9,543,410
priceline.com, Inc. (A)	11,050	11,644,822
Internet Software & Services - 8.9%
Akamai Technologies, Inc. (A)	143,770	6,432,270
eBay, Inc. (A)	229,052	12,073,331
Facebook, Inc. - Class A (A)	350,281	17,605,123
Google, Inc. - Class A (A)	52,581	54,188,927
IAC/InterActiveCorp	340,409	18,174,436
LinkedIn Corp. - Class A (A)	32,619	7,295,892
Yahoo! Inc. (A)	321,401	10,583,735
IT Services - 3.1%
Alliance Data Systems Corp. (A) (B)	47,270	11,205,826
Paychex, Inc. (B)	197,551	8,348,505
Visa, Inc. - Class A	122,304	24,053,528
Life Sciences Tools & Services - 0.3%
Bruker Corp. (A)	193,381	3,954,641
Machinery - 2.6%
Dover Corp.	135,910	12,475,179
Illinois Tool Works, Inc. - Class A	106,939	8,425,724
Parker Hannifin Corp.	136,609	15,945,002
Media - 5.6%
Comcast Corp. - Class A	523,771	24,921,024
Discovery Communications, Inc. - Series A (A)	43,512	3,869,087
Omnicom Group, Inc.	231,062	15,737,633
Scripps Networks Interactive, Inc. - Class A (B)	101,672	8,184,596
Sirius XM Radio, Inc.	2,965,458	11,179,777
Twenty-First Century Fox, Inc.	443,394	15,110,867
Metals & Mining - 0.1%
Allied Nevada Gold Corp. (A) (B)	230,534	940,579
Multiline Retail - 0.8%
Dollar Tree, Inc. (A)	189,374	11,059,442
Oil, Gas & Consumable Fuels - 0.7%
Valero Energy Corp.	238,952	9,837,654
Pharmaceuticals - 2.7%
Eli Lilly & Co.	311,556	15,521,720
Johnson & Johnson	128,706	11,919,463
Merck & Co., Inc.	251,723	11,350,190
Road & Rail - 0.4%
Hertz Global Holdings, Inc. (A)	230,637	5,295,425
Semiconductors & Semiconductor Equipment - 3.6%
Altera Corp.	740,992	24,897,331
Microchip Technology, Inc. (B)	252,174	10,833,395
Xilinx, Inc.	345,142	15,676,350

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Diversified Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Software - 10.1%
Check Point Software Technologies, Ltd. - Class A (A) (B)	317,467	$ 18,419,435
Informatica Corp. (A)	142,012	5,481,663
Intuit, Inc.	97,186	6,940,052
Microsoft Corp.	1,755,059	62,041,336
NetSuite, Inc. (A)	63,346	6,390,344
Oracle Corp.	919,503	30,803,351
Salesforce.com, Inc. (A)	194,721	10,390,313
Splunk, Inc. (A)	31,822	1,995,558
Specialty Retail - 7.8%
Buckle, Inc. (B)	122,387	5,989,620
Five Below, Inc. (A) (B)	86,123	4,156,296
Home Depot, Inc.	348,472	27,142,484
Lowe’s Cos., Inc.	629,134	31,318,290
O’Reilly Automotive, Inc. (A)	131,175	16,240,777
PetSmart, Inc. - Class A (B)	135,427	9,853,669
TJX Cos., Inc.	246,593	14,990,388
Textiles, Apparel & Luxury Goods - 1.3%
Lululemon Athletica, Inc. (A) (B)	81,998	5,661,962
NIKE, Inc. - Class B	172,445	13,064,433

Total Common Stocks (cost $1,027,185,463)		1,413,426,878

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	96,144,160	$ 96,144,160

Total Securities Lending Collateral (cost $96,144,160)		96,144,160

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $2,337,699 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $2,386,892.	$ 2,337,698	2,337,698

Total Repurchase Agreement (cost $2,337,698)		2,337,698

Total Investment Securities (cost $1,125,667,321) (D)		1,511,908,736
Other Assets and Liabilities - Net - (6.9%)		(97,584,387)

Net Assets - 100.0%		$ 1,414,324,349

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$1,413,426,878	$—	$—	$1,413,426,878
Securities Lending Collateral	96,144,160	—	—	96,144,160
Repurchase Agreement	—	2,337,698	—	2,337,698
Total Investment Securities	$1,509,571,038	$2,337,698	$—	$1,511,908,736

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $94,072,186. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $1,130,294,172. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $391,285,832 and $9,671,268, respectively. Net unrealized appreciation for tax purposes is $381,614,564.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 99.7%
Aerospace & Defense - 8.9%
General Dynamics Corp.	153,241	$ 13,275,268
Honeywell International, Inc.	427,300	37,059,729
Raytheon Co.	501,300	41,292,081
Airlines - 1.5%
Southwest Airlines Co.	879,900	15,151,878
Capital Markets - 4.0%
State Street Corp.	581,900	40,773,733
Chemicals - 2.5%
E.I. du Pont de Nemours & Co.	418,800	25,630,560
Commercial Banks - 7.5%
PNC Financial Services Group, Inc.	476,500	35,037,045
Wells Fargo & Co.	981,700	41,908,773
Construction Materials - 1.8%
CRH PLC - ADR	773,300	18,930,384
Consumer Finance - 3.2%
American Express Co.	401,800	32,867,240
Diversified Financial Services - 8.1%
Bank of America Corp.	3,504,000	48,915,840
JPMorgan Chase & Co.	661,100	34,073,094
Diversified Telecommunication Services - 5.4%
AT&T, Inc.	815,700	29,528,340
Verizon Communications, Inc.	514,700	25,997,497
Electric Utilities - 1.4%
Entergy Corp. - Class B	228,200	14,769,104
Food & Staples Retailing - 2.3%
Walgreen Co.	393,000	23,281,320
Gas Utilities - 1.2%
ONEOK, Inc.	223,300	12,616,450
Health Care Equipment & Supplies - 3.9%
Medtronic, Inc.	698,300	40,082,420
Health Care Providers & Services - 3.5%
Cardinal Health, Inc.	606,800	35,594,888
Industrial Conglomerates - 3.6%
General Electric Co.	1,405,300	36,734,542
Insurance - 2.2%
Loews Corp.	470,397	22,724,879
Machinery - 4.4%
Illinois Tool Works, Inc. - Class A	442,200	34,840,938
Stanley Black & Decker, Inc.	132,428	10,473,730

	Shares	Value
Multiline Retail - 2.9%
Target Corp.	464,600	$ 30,101,434
Oil, Gas & Consumable Fuels - 15.2%
BP PLC - ADR	708,700	32,954,550
ConocoPhillips	478,700	35,088,710
Marathon Oil Corp.	915,600	32,284,056
Occidental Petroleum Corp.	292,100	28,064,968
Phillips 66	437,300	28,175,239
Pharmaceuticals - 10.7%
Johnson & Johnson	379,100	35,108,451
Merck & Co., Inc.	677,800	30,562,002
Pfizer, Inc.	1,102,700	33,830,836
Teva Pharmaceutical Industries, Ltd. - ADR	273,200	10,132,988
Road & Rail - 1.2%
Norfolk Southern Corp.	137,600	11,836,352
Tobacco - 4.3%
Altria Group, Inc.	406,100	15,119,103
Philip Morris International, Inc.	327,200	29,160,064

Total Common Stocks (cost $857,132,643)		1,023,978,486

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.01% (A), dated 10/31/2013, to be repurchased at $20,537,084 on 11/01/2013. Collateralized by U.S. Government Agency Obligations, 3.00% - 3.50%, due 07/25/2037 - 11/25/2038, and with a total value of $20,950,591.	$ 20,537,079	20,537,079

Total Repurchase Agreement (cost $20,537,079)		20,537,079

Total Investment Securities (cost $877,669,722) (B)		1,044,515,565
Other Assets and Liabilities - Net - (1.7%)		(16,990,736)

Net Assets - 100.0%		$ 1,027,524,829

VALUATION SUMMARY: (C)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$1,023,978,486	$—	$—	$1,023,978,486
Repurchase Agreement	—	20,537,079	—	20,537,079
Total Investment Securities	$1,023,978,486	$20,537,079	$—	$1,044,515,565

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	Aggregate cost for federal income tax purposes is $877,674,400. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $167,613,757 and $772,592, respectively. Net unrealized appreciation for tax purposes is $166,841,165.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 52.2%
Belarus - 1.1%
Republic of Belarus
8.75%, 08/03/2015 - Reg S	$ 2,140,000	$ 2,142,675
8.95%, 01/26/2018 - Reg S	5,125,000	5,099,375
Brazil - 3.5%
Banco Nacional de Desenvolvimento Economico e Social 5.75%, 09/26/2023 - 144A	4,235,000	4,393,812
Brazil Notas do Tesouro Nacional Series F
10.00%, 01/01/2017 (A)	BRL 24,000,000	10,317,709
10.00%, 01/01/2023	9,030,000	3,805,644
Brazilian Government International Bond 4.25%, 01/07/2025 (B)	$ 3,950,000	3,859,150
Cayman Islands - 1.8%
Brazil Minas SPE via State of Minas Gerais 5.33%, 02/15/2028 - 144A (C)	11,465,000	11,235,700
Chile - 0.6%
Republic of Chile 5.50%, 08/05/2020	CLP 1,801,000,000	3,586,179
Colombia - 1.3%
Colombia Government International Bond 4.38%, 03/21/2023	COP 6,189,000,000	2,972,591
Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023 - 144A	11,760,000,000	5,360,002
Costa Rica - 0.9%
Costa Rica Government International Bond 10.00%, 08/01/2020 - 144A	$ 4,485,000	5,830,500
Cote d’Ivoire - 1.6%
Republic of The Ivory Coast 5.75%, 12/31/2032 (Cash Rate: 7.10%) - Reg S (A) (D)	11,265,000	10,140,753
Croatia - 0.8%
Republic of Croatia 6.75%, 11/05/2019 - 144A	4,700,000	5,123,000
Guatemala - 0.7%
Guatemala Government Bond 4.88%, 02/13/2028 - 144A	4,900,000	4,615,800
Honduras - 0.9%
Honduras Government International Bond 7.50%, 03/15/2024 - 144A (C)	6,340,000	5,642,600
Hungary - 3.3%
Hungary Government Bond
6.00%, 11/24/2023	HUF 1,975,040,000	9,442,106
6.50%, 06/24/2019	807,000,000	3,996,776
Hungary Government International Bond 5.38%, 02/21/2023 (C)	$ 7,420,000	7,390,691

	Principal	Value
Indonesia - 5.7%
Indonesia Government International Bond
5.25%, 01/17/2042 - 144A	$ 2,500,000	$ 2,312,500
7.50%, 01/15/2016 - 144A	4,550,000	5,096,000
Indonesia Government International Bond, Series MTN
3.38%, 04/15/2023 - 144A (C)	3,800,000	3,420,000
4.63%, 04/15/2043 - 144A (C)	7,000,000	5,941,250
5.38%, 10/17/2023 - 144A	2,190,000	2,304,975
Indonesia Treasury Bond
5.63%, 05/15/2023	IDR 63,550,000,000	4,964,595
7.00%, 05/15/2022	86,087,000,000	7,388,705
Perusahaan Penerbit SBSN Indonesia 6.13%, 03/15/2019 - 144A	$ 4,600,000	4,968,000
Mexico - 3.8%
Mexican Bonos
6.50%, 06/10/2021	MXN 77,020,000	6,183,041
7.75%, 05/29/2031	52,657,900	4,317,659
8.50%, 12/13/2018	66,100,000	5,825,534
Mexico Government International Bond 4.00%, 10/02/2023	$ 776,000	788,028
Mexico Government International Bond, Series MTN 4.75%, 03/08/2044	7,104,000	6,660,000
Panama - 0.6%
Panama Government International Bond 4.30%, 04/29/2053 (C)	4,350,000	3,549,600
Peru - 0.3%
Peruvian Government International Bond 5.20%, 09/12/2023 - 144A	PEN 5,730,000	2,041,992
Poland - 0.9%
Poland Government International Bond
3.00%, 03/17/2023 (C)	$ 4,640,000	4,329,120
6.38%, 07/15/2019	1,000,000	1,179,000
Romania - 3.4%
Romania Government Bond
5.60%, 11/28/2018	RON 8,950,000	2,875,714
5.85%, 04/26/2023	16,200,000	5,284,593
5.90%, 07/26/2017	10,420,000	3,376,999
Romanian Government International Bond, Series MTN 4.38%, 08/22/2023 - 144A	$ 9,890,000	9,679,838
Russian Federation - 3.1%
Russian Federal Bond - OFZ
7.05%, 01/19/2028	RUB 304,650,000	9,114,588
8.15%, 02/03/2027	142,900,000	4,725,348
Russian Foreign Bond - Eurobond
3.50%, 01/16/2019 - 144A	$ 1,200,000	1,231,752
4.88%, 09/16/2023 - 144A (C)	4,450,000	4,668,050
Slovenia - 0.4%
Slovenia Government International Bond 4.75%, 05/10/2018 - 144A	2,670,000	2,636,625

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
South Africa - 3.3%
Eskom Holdings SOC, Ltd. 6.75%, 08/06/2023 - 144A	$ 2,700,000	$ 2,791,665
Republic of South Africa 7.00%, 02/28/2031	ZAR 54,190,000	4,603,485
South Africa Government International Bond
5.50%, 03/09/2020 (C)	$ 9,900,000	10,741,500
5.88%, 09/16/2025 (C)	2,845,000	3,034,050
Supranational - 1.8%
Eastern and Southern African Trade and Development Bank, Series MTN 6.88%, 01/09/2016 - Reg S	7,850,000	8,134,562
Eurasian Development Bank 4.77%, 09/20/2022 - 144A	3,623,000	3,496,195
Thailand - 1.9%
Thailand Government Bond
3.63%, 06/16/2023	THB 194,332,000	6,113,625
3.65%, 12/17/2021	186,670,000	5,951,352
Turkey - 2.5%
Hazine Mustesarligi Varlik Kiralama AS 4.56%, 10/10/2018 - 144A (C)	$ 5,875,000	5,990,738
Turkey Government International Bond 3.25%, 03/23/2023 (C)	11,210,000	9,850,787
Ukraine - 2.0%
Ukraine Government International Bond
6.25%, 06/17/2016 - 144A (C)	10,970,000	9,818,150
9.25%, 07/24/2017 - 144A	2,610,000	2,495,812
Uruguay - 1.3%
Uruguay Government International Bond
4.38%, 12/15/2028	UYU 79,681,848	4,016,559
5.00%, 09/14/2018	77,080,673	3,945,741
Venezuela - 4.7%
Republic of Venezuela
5.75%, 02/26/2016 - Reg S	$ 2,500,000	2,225,000
6.00%, 12/09/2020 - Reg S (C)	13,770,000	10,052,100
Venezuela Government International Bond
7.65%, 04/21/2025	7,220,000	5,281,430
7.75%, 10/13/2019 - Reg S	2,460,000	2,017,200
8.50%, 10/08/2014 (C)	700,000	692,300
11.75%, 10/21/2026 - Reg S	10,400,000	9,620,000

Total Foreign Government Obligations (cost $336,605,314)		330,690,820

CORPORATE DEBT SECURITIES - 44.5%
Austria - 1.3%
JBS Investments GmbH 7.75%, 10/28/2020 - 144A (C)	1,455,000	1,489,556
OAS Investments GmbH 8.25%, 10/19/2019 - 144A (C)	6,875,000	6,806,250
Barbados - 0.3%
Columbus International, Inc. 11.50%, 11/20/2014 - 144A	1,630,000	1,756,325

	Principal	Value
Brazil - 3.6%
Banco BMG SA 8.00%, 04/15/2018 - 144A	$ 4,025,000	$ 4,080,344
Banco Santander Brasil SA 8.00%, 03/18/2016 - 144A (C)	BRL 9,800,000	4,090,260
NET Servicos de Comunicacao SA 7.50%, 01/27/2020	$ 3,695,000	3,990,600
Oi SA 5.75%, 02/10/2022 - 144A	2,700,000	2,531,250
Telemar Norte Leste SA 9.50%, 04/23/2019 - 144A	4,590,000	5,186,700
Vale SA 5.63%, 09/11/2042 (C)	3,075,000	2,775,393
Canada - 0.6%
Nexen Energy ULC 7.50%, 07/30/2039	2,795,000	3,607,518
Cayman Islands - 7.1%
Country Garden Holdings Co., Ltd.
7.50%, 01/10/2023 - 144A (C)	4,000,000	3,985,000
11.25%, 04/22/2017 - 144A	2,410,000	2,608,825
Dubai Holding Commercial Operations MTN, Ltd., Series MTN 6.00%, 02/01/2017	GBP 2,750,000	4,541,628
Longfor Properties Co., Ltd. 6.75%, 01/29/2023 - Reg S (C)	$ 2,710,000	2,533,300
Nord Anglia Education, Inc. 8.50%, 02/15/2018 (Cash Rate: 8.50%) - 144A (A)	5,085,000	5,135,850
Odebrecht Finance, Ltd.
7.13%, 06/26/2042 - 144A	5,930,000	5,811,400
8.25%, 04/25/2018 - 144A	BRL 9,620,000	3,606,104
Odebrecht Offshore Drilling Finance, Ltd. 6.75%, 10/01/2022 - 144A	$ 2,400,000	2,502,000
Petrobras International Finance Co.
5.75%, 01/20/2020	685,000	723,540
6.88%, 01/20/2040	2,780,000	2,782,549
Saudi Electricity Global Sukuk Co. 2 5.06%, 04/08/2043 - 144A	6,350,000	5,905,500
Vale Overseas, Ltd. 8.25%, 01/17/2034	4,180,000	4,882,533
Chile - 2.0%
Corp. Nacional del Cobre de Chile 5.63%, 10/18/2043 - 144A	3,600,000	3,599,237
Embotelladora Andina SA 5.00%, 10/01/2023 - 144A (C)	2,385,000	2,451,835
ENTEL Chile SA 4.88%, 10/30/2024 - 144A (C)	3,725,000	3,725,503
SACI Falabella 6.50%, 04/30/2023 - 144A	CLP 1,563,000,000	2,844,370
Colombia - 0.3%
Ecopetrol SA 7.38%, 09/18/2043	$ 1,735,000	1,988,744
Costa Rica - 1.3%
Banco Nacional de Costa Rica 6.25%, 11/01/2023 - 144A (B)	7,995,000	7,941,034

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Hungary - 0.7%
MFB Magyar Fejlesztesi Bank Zrt 6.25%, 10/21/2020 - 144A (C)	$ 4,345,000	$ 4,459,056
Ireland - 0.6%
Federal Grid Co. OJSC via Federal Grid Finance, Ltd., Series MTN 8.45%, 03/13/2019 - Reg S (C)	RUB 121,000,000	3,788,000
Luxembourg - 4.4%
Gazprom Neft OAO Via GPN Capital SA 4.38%, 09/19/2022 - 144A	$ 4,550,000	4,282,688
MHP SA 8.25%, 04/02/2020 - 144A	4,080,000	3,515,430
Millicom International Cellular SA 6.63%, 10/15/2021 - 144A (C)	3,730,000	3,832,575
TMK OAO Via TMK Capital SA 6.75%, 04/03/2020 - 144A (C)	4,150,000	4,056,625
VTB Bank OJSC Via VTB Capital SA 6.55%, 10/13/2020 - 144A	5,900,000	6,364,625
Wind Acquisition Holdings Finance SA 12.25%, 07/15/2017 - 144A (A) (C)	6,109,550	5,996,099
Mexico - 3.6%
America Movil SAB de CV
3.13%, 07/16/2022	2,680,000	2,523,536
6.45%, 12/05/2022	MXN 32,900,000	2,380,873
Bank of New York Mellon SA Institucion de Banca Multiple 9.63%, 05/02/2021 - 144A	$ 4,821,875	1,735,875
BBVA Bancomer SA 6.75%, 09/30/2022 - Reg S (C)	2,300,000	2,495,500
Comision Federal de Electricidad 4.88%, 01/15/2024 - 144A (C)	2,750,000	2,787,813
Grupo Televisa SAB, Series MTN 7.25%, 05/14/2043	MXN 88,000,000	5,607,611
Petroleos Mexicanos 4.88%, 01/18/2024	$ 4,932,000	5,030,640
Netherlands - 3.9%
Aerospace Satellite Corp. Holding BV 12.75%, 11/16/2015 - 144A	5,500,000	5,816,250
Indo Energy Finance II BV 6.38%, 01/24/2023 - 144A	2,435,000	2,136,713
Marfrig Holding Europe BV
9.88%, 07/24/2017 - 144A	4,890,000	4,883,887
11.25%, 09/20/2021 - 144A	1,900,000	1,888,125
Petrobras Global Finance BV
4.38%, 05/20/2023	2,005,000	1,852,808
5.63%, 05/20/2043	7,210,000	6,163,959
Polish Television Holding BV 11.00%, 01/15/2021 - 144A	EUR 1,550,000	2,209,737
Panama - 1.9%
ENA Norte Trust 4.95%, 04/25/2028 - 144A (C)	$ 6,086,625	6,025,759
Global Bank Corp. 4.75%, 10/05/2017 - 144A	6,200,000	6,262,000

	Principal	Value
Peru - 0.5%
Banco de Credito del Peru 4.25%, 04/01/2023 - 144A (C)	$ 3,505,000	$ 3,338,512
Singapore - 0.8%
Berau Capital Resources Pte, Ltd. 12.50%, 07/08/2015 - 144A	2,700,000	2,848,500
Ottawa Holdings Pte, Ltd., Series MTN 5.88%, 05/16/2018 - 144A (C)	3,150,000	2,457,000
Spain - 0.6%
Cemex Espana Luxembourg 9.88%, 04/30/2019 - 144A (C)	3,170,000	3,582,100
Turkey - 1.1%
Finansbank AS 5.15%, 11/01/2017 - 144A	2,550,000	2,537,250
KOC Holding AS 3.50%, 04/24/2020 - 144A (C)	1,800,000	1,611,000
Turkiye Vakiflar Bankasi Tao, Series MTN 5.00%, 10/31/2018 - 144A	2,945,000	2,926,594
United Arab Emirates - 1.3%
DP World, Ltd., Series MTN 6.85%, 07/02/2037 - 144A (C)	5,630,000	5,883,350
Ruwais Power Co. PJSC 6.00%, 08/31/2036 - 144A	2,140,000	2,260,574
United Kingdom - 2.6%
Afren PLC 10.25%, 04/08/2019 - 144A	3,600,000	4,122,000
Nord Anglia Education UK Holdings PLC 10.25%, 04/01/2017 - 144A	2,890,000	3,207,900
Ukreximbank Via Biz Finance PLC 8.75%, 01/22/2018 - Reg S	4,580,000	3,835,750
Vedanta Resources PLC 7.13%, 05/31/2023 - 144A (C)	5,350,000	5,109,250
United States - 2.5%
Brazil Loan Trust 1 5.48%, 07/24/2023 - 144A	10,250,000	10,624,125
NII Capital Corp. 7.63%, 04/01/2021 (C)	8,755,000	5,077,900
Venezuela - 1.7%
Petroleos de Venezuela SA
5.00%, 10/28/2015	570,000	494,475
9.00%, 11/17/2021 - Reg S (C)	250,000	205,000
9.75%, 05/17/2035 - Reg S (C)	13,455,000	10,276,929
Vietnam - 0.2%
Vingroup JSC 11.63%, 05/07/2018 - 144A	1,450,000	1,437,631
Virgin Islands, British - 1.6%
Arcos Dorados Holdings, Inc. 6.63%, 09/27/2023 - 144A	6,390,000	6,501,825
Yingde Gases Investment, Ltd. 8.13%, 04/22/2018 - 144A (C)	3,800,000	3,885,500

Total Corporate Debt Securities (cost $293,230,101)		282,202,497

	Shares	Value
SECURITIES LENDING COLLATERAL - 17.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (E)	109,859,563	109,859,563

Total Securities Lending Collateral (cost $109,859,563)		109,859,563

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 4.1%

State Street Bank & Trust Co.
0.01% (E), dated 10/31/2013, to be repurchased at $25,660,442 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, and with a value of $26,174,895.

$ 25,660,435	$ 25,660,435

Total Repurchase Agreement (cost $25,660,435)	25,660,435

Total Investment Securities (cost $765,355,413) (F)	748,413,315
Other Assets and Liabilities - Net - (18.1%)	(114,645,678)

Net Assets - 100.0%	$ 633,767,637

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	RBS	5,499,785	11/27/2013	$7,584,754	$(116,979)
GBP	JPM	(2,820,174)	11/27/2013	(4,555,613)	34,662
MXN	BCLY	144,433,706	11/27/2013	11,160,300	(113,910)
MXN	SCB	(103,085,242)	11/27/2013	(7,930,000)	45,969
NZD	RBS	(129,387)	11/27/2013	(106,861)	184
PHP	BOA	267,449,537	11/08/2013	6,226,997	(36,322)
PHP	SCB	314,397,900	11/18/2013	7,338,887	(59,809)
PLN	RBS	19,687,618	11/27/2013	6,467,255	(86,785)
TRY	SCB	(5,236,817)	11/27/2013	(2,625,234)	14,501
ZAR	SCB	2,340	11/27/2013	237	(5)

					$(318,494)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Foreign Government Obligations	44.2%	$330,690,820
Commercial Banks	6.5	48,330,925
Oil, Gas & Consumable Fuels	6.2	46,516,063
Media	2.9	21,837,523
Construction & Engineering	2.5	18,725,754
Wireless Telecommunication Services	2.3	17,540,387
Metals & Mining	2.2	16,366,413
Diversified Financial Services	2.2	16,148,000
Diversified Telecommunication Services	1.8	13,714,049
Transportation Infrastructure	1.6	11,909,109
Food Products	1.6	11,776,998
Electric Utilities	1.5	10,953,887
Real Estate Management & Development	1.4	10,564,756
Diversified Consumer Services	1.1	8,343,750
Hotels, Restaurants & Leisure	0.9	6,501,825
Commercial Services & Supplies	0.6	4,541,628
Machinery	0.5	4,056,625
Chemicals	0.5	3,885,500
Construction Materials	0.5	3,582,100
Multiline Retail	0.4	2,844,370
Beverages	0.3	2,451,835
Industrial Conglomerates	0.2	1,611,000

Investment Securities, at Value	81.9	612,893,317
Short-Term Investments	18.1	135,519,998

Total Investments	100.0%	$748,413,315

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Foreign Government Obligations	$—	$330,690,820	$—	$330,690,820
Corporate Debt Securities	—	282,202,497	—	282,202,497
Securities Lending Collateral	109,859,563	—	—	109,859,563
Repurchase Agreement	—	25,660,435	—	25,660,435
Total Investment Securities	$109,859,563	$638,553,752	$—	$748,413,315

Derivative Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$95,316	$—	$95,316
Total Derivative Financial Instruments	$—	$95,316	$—	$95,316

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(413,810)	$—	$(413,810)
Total Derivative Financial Instruments	$—	$(413,810)	$—	$(413,810)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(B)	When-issued security. A conditional transaction in a security authorized for issuance, but not yet issued.
(C)	All or a portion of this security is on loan. The value of all securities on loan is $107,585,428. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of October 31, 2013. Maturity date disclosed is the ultimate maturity date.
(E)	Rate shown reflects the yield at October 31, 2013.
(F)	Aggregate cost for federal income tax purposes is $768,285,752. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $12,123,057 and $31,995,494, respectively. Net unrealized depreciation for tax purposes is $19,872,437.
(G)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(H)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $315,738,667, or 49.82% of the fund’s net assets.
BCLY	Barclays Bank PLC
BOA	Bank of America
JPM	JPMorgan Chase Bank
JSC	Joint Stock Company
MTN	Medium Term Note
OAO	Otkrytoe Aktsionernoe Obschestvo (Open Joint Stock Corporation)
OFZ	Obligatsyi Federal’novo Zaima (Coupon-bearing Federal Loan Bonds)
OJSC	Open Joint Stock Company
PJSC	Private Joint Stock Company

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

DEFINITIONS (continued):

RBS	Royal Bank of Scotland Group PLC
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SCB	Standard Chartered Bank

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish New Lira
UYU	Uruguayan Peso
ZAR	South African Rand

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
PREFERRED STOCKS - 1.4%
Brazil - 1.4%
Cia Energetica de Sao Paulo - Class Preference, 6.09% (A)	64,900	$ 678,782
Investimentos Itau SA, 4.47% (A)	189,310	815,481
Klabin SA, 2.89% (A)	310,400	1,648,853

Total Preferred Stocks (cost $3,089,090)		3,143,116

COMMON STOCKS - 96.8%
Brazil - 10.7%
BRF - Brasil Foods SA - ADR (B)	155,434	3,641,819
Cyrela Brazil Realty SA Empreendimentos e Participacoes - Class A	80,200	599,656
Even Construtora e Incorporadora SA	284,400	1,060,057
Hypermarcas SA	589,200	5,141,889
Itau Unibanco Holding SA - ADR	143,330	2,208,715
Kroton Educacional SA	86,900	1,283,988
Petroleo Brasileiro SA - ADR (C)	166,973	2,910,339
Petroleo Brasileiro SA - Class A ADR (B) (C)	61,953	1,125,067
Vale SA - Class B ADR	323,143	4,730,814
Vale SA - Class B ADR (B)	68,900	1,103,089
Chile - 1.2%
Banco de Chile	4,226,493	644,226
Banco Santander Chile - ADR (B)	20,700	508,392
Enersis S.A. - ADR	89,400	1,475,100
China - 2.5%
China Petroleum & Chemical Corp. - ADR	38,923	3,128,241
China Vanke Co., Ltd. - Class B	286,735	485,597
CNOOC, Ltd. - ADR	7,100	1,436,401
Luthai Textile Co., Ltd. - Class B	350,130	424,961
Czech Republic - 0.3%
CEZ AS	26,216	754,606
Hong Kong - 18.0%
Bank of China, Ltd. - Class H	6,858,000	3,219,801
Beijing Capital International Airport Co., Ltd.	618,000	434,425
Brilliance China Automotive Holdings, Ltd.	1,024,000	1,783,052
China Agri-Industries Holdings, Ltd.	2,318,000	1,082,311
China Citic Bank Corp., Ltd. - Class H	4,514,000	2,532,684
China Construction Bank Corp. - Class H	5,079,000	3,943,710
China Merchants Bank Co., Ltd. - Class H	801,500	1,592,042
China Mobile, Ltd. - ADR	16,518	859,266
China Mobile, Ltd.	193,500	2,031,588
China Oilfield Services, Ltd. - Class H	494,000	1,382,665
China Unicom Hong Kong, Ltd. - ADR (B)	152,500	2,379,000
Country Garden Holdings Co., Ltd.	1,838,000	1,261,210
Datang International Power Generation Co., Ltd. - Class H (B)	3,932,000	1,800,413
Harbin Electric Co., Ltd. - Class H	558,000	350,504
Huadian Power International Corp., Ltd. - Class H	1,576,000	729,761
Industrial & Commercial Bank of China, Ltd. - Class H	4,644,000	3,246,547
Kingboard Chemical Holdings, Ltd.	541,800	1,408,135
KWG Property Holding, Ltd.	1,688,500	1,099,823
PetroChina Co., Ltd.	2,874,000	3,291,773
Shanghai Pharmaceuticals Holding Co., Ltd. - Class H	424,100	877,411
Shiamo Property Holdings, Ltd.	505,000	1,267,548
Sihuan Pharmaceutical Holdings Group, Ltd.	1,024,000	762,089
Sinofert Holdings, Ltd.	3,808,000	618,868

	Shares	Value
Hong Kong (continued)
Sinopharm Group Co., Ltd. - Class H	457,600	$ 1,236,517
Skyworth Digital Holdings, Ltd. (B)	1,340,000	649,865
TPV Technology, Ltd.	1,050,000	222,108
Hungary - 0.2%
Richter Gedeon Nyrt	26,120	496,677
India - 5.3%
Dr. Reddy’s Laboratories, Ltd. - ADR	33,869	1,342,906
HDFC Bank, Ltd. - ADR	30,361	1,100,586
Infosys, Ltd. - ADR (B)	64,435	3,418,921
Tata Motors, Ltd. - Series V ADR (B)	167,335	5,240,932
Wipro, Ltd. - ADR (B)	61,751	685,436
Indonesia - 0.5%
Kalbe Farma PT	9,024,500	1,040,750
Korea, Republic of - 19.0%
Daeduck Electronics Co.	88,280	778,146
Daelim Industrial Co., Ltd.	10,501	974,121
E-Mart Co., Ltd.	9,740	2,332,274
GS Holdings	8,762	483,221
Hana Financial Group, Inc.	131,770	5,080,738
Handsome Co., Ltd.	28,340	812,195
Hyosung Corp.	17,455	1,178,202
Hyundai Mobis	4,330	1,222,564
Hyundai Motor Co.	25,883	6,173,367
KIA Motors Corp.	79,423	4,619,749
LG Corp.	19,073	1,127,388
LG Uplus Corp. (C)	175,490	2,010,091
Mando Corp.	11,833	1,595,210
Poongsan Corp.	34,580	961,688
Samsung Electronics Co., Ltd.	6,319	8,727,160
SK Corp.	15,619	2,834,464
Woori Finance Holdings Co., Ltd.	118,430	1,406,757
Malaysia - 3.7%
AirAsia Bhd	1,377,400	1,169,822
Genting Malaysia Bhd - Class B	361,200	494,489
IOI Corp., Bhd	226,400	390,301
Malayan Banking Bhd	615,878	1,904,888
Tenaga Nasional Bhd	906,800	2,709,868
UMW Holdings Bhd	363,400	1,474,076
Mexico - 4.2%
Alpek SA de CV - Class A	295,600	638,903
America Movil SAB de CV - Series L ADR (B)	118,500	2,537,085
Coca-Cola Femsa SAB de CV - ADR	8,200	996,628
Compartamos SAB de CV	241,400	468,655
Empresas ICA SAB de CV (C)	286,500	544,135
Grupo Financiero Banorte SAB de CV - Class O	348,700	2,232,150
Grupo Financiero Inbursa SAB de CV - Class O	294,600	759,122
OHL Mexico SAB de CV (C)	493,800	1,267,120
Philippines - 0.3%
Bloomberry Resorts Corp. (C)	3,040,800	719,208
Poland - 1.4%
KGHM Polska Miedz SA	18,629	753,240
Polskie Gornictwo Naftowe I Gazownictwo SA	333,642	614,135
Powszechny Zaklad Ubezpieczen SA	11,472	1,745,929
Russian Federation - 2.0%
Gazprom OAO - ADR	298,730	2,796,113
Mobile Telesystems OJSC - ADR	74,800	1,705,440

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
South Africa - 10.0%
Aspen Pharmacare Holdings, Ltd.	200,377	$ 5,578,320
AVI, Ltd.	142,210	835,800
FirstRand, Ltd.	700,854	2,513,335
Imperial Holdings, Ltd.	58,195	1,236,508
Liberty Holdings, Ltd.	65,610	810,424
Mediclinic International, Ltd.	449,463	3,387,063
MMI Holdings, Ltd.	747,771	1,836,141
Murray & Roberts Holdings, Ltd. (C)	222,818	680,079
Nedbank Group, Ltd. (B)	51,789	1,124,642
Sanlam, Ltd.	131,055	703,399
Sappi, Ltd. (C)	426,032	1,254,489
Sasol, Ltd.	45,308	2,314,877
Taiwan - 12.8%
Airtac International Group	104,000	753,995
Cathay Financial Holding Co., Ltd.	1,486,309	2,241,137
Compal Electronics, Inc.	1,661,000	1,300,328
Compeq Manufacturing Co., Ltd.	1,125,000	568,636
Delta Electronics, Inc.	351,000	1,821,934
Highwealth Construction Corp.	492,400	1,062,583
Huaku Development Co., Ltd.	526,980	1,476,215
Kinsus Interconnect Technology Corp.	348,000	1,243,724
Largan Precision Co., Ltd.	61,000	2,076,278
Nan Ya Plastics Corp.	787,800	1,796,579
Pegatron Corp.	2,473,000	3,442,731
Phison Electronics Corp.	117,000	844,262
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	490,000	9,020,900
Vanguard International Semiconductor Corp.	730,000	790,143
Thailand - 2.0%
Airports of Thailand PCL	275,800	1,878,541
AP Thailand PCL (B)	2,094,100	366,678
Bangkok Expressway PCL (B)	887,329	1,033,435
PTT Exploration & Production PCL	217,200	1,175,846

	Shares	Value
Turkey - 1.7%
Aygaz AS	164,230	$ 751,941
Turk Hava Yollari	760,103	2,977,586
United Kingdom - 0.8%
NovaTek OAO - GDR, Reg S	12,155	1,707,777
United States - 0.2%
Uralkali OJSC - GDR, Reg S	19,498	520,792

Total Common Stocks (cost $198,924,522)		215,418,041

SECURITIES LENDING COLLATERAL - 9.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (A)	21,996,537	21,996,537

Total Securities Lending Collateral (cost $21,996,537)		21,996,537

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.01% (A), dated 10/31/2013, to be repurchased at $1,199,123 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, and with a value of $1,224,539.	$ 1,199,123	1,199,123

Total Repurchase Agreement (cost $1,199,123)		1,199,123

Total Investment Securities (cost $225,209,272) (D)		241,756,817
Other Assets and Liabilities - Net - (8.7%)		(19,269,475)

Net Assets - 100.0%		$ 222,487,342

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Commercial Banks	13.4%	$32,320,481
Oil, Gas & Consumable Fuels	8.7	20,983,790
Semiconductors & Semiconductor Equipment	8.5	20,626,189
Automobiles	8.0	19,291,176
Pharmaceuticals	3.8	9,220,742
Wireless Telecommunication Services	3.8	9,143,470
Metals & Mining	3.1	7,548,831
Insurance	3.0	7,337,030
Real Estate Management & Development	2.9	7,019,654
Electronic Equipment & Instruments	2.8	6,653,129
Food Products	2.5	5,950,231
Health Care Providers & Services	2.3	5,500,991
Personal Products	2.1	5,141,889
Computers & Peripherals	2.1	4,965,167
Electric Utilities	2.0	4,939,574
Chemicals	2.0	4,753,344
Transportation Infrastructure	1.9	4,613,521
Airlines	1.7	4,147,408
IT Services	1.7	4,104,357
Industrial Conglomerates	1.6	3,961,852
Independent Power Producers & Energy Traders	1.3	3,208,956
Auto Components	1.2	2,817,774

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities	Value
Diversified Financial Services	1.0%	$2,513,335
Diversified Telecommunication Services	1.0	2,379,000
Food & Staples Retailing	1.0	2,332,274
Household Durables	1.0	2,309,578
Construction & Engineering	0.9	2,198,335
Containers & Packaging	0.7	1,648,853
Energy Equipment & Services	0.6	1,382,665
Diversified Consumer Services	0.5	1,283,988
Paper & Forest Products	0.5	1,254,489
Textiles, Apparel & Luxury Goods	0.5	1,237,156
Distributors	0.5	1,236,508
Hotels, Restaurants & Leisure	0.5	1,213,697
Beverages	0.4	996,628
Machinery	0.3	753,995
Gas Utilities	0.3	751,941
Consumer Finance	0.2	468,655
Electrical Equipment	0.1	350,504

Investment Securities, at Value	90.4	218,561,157
Short-Term Investments	9.6	23,195,660

Total Investments	100.0%	$241,756,817

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Preferred Stocks	$3,143,116	$—	$—	$3,143,116
Common Stocks	68,423,547	146,994,494	—	215,418,041
Securities Lending Collateral	21,996,537	—	—	21,996,537
Repurchase Agreement	—	1,199,123	—	1,199,123
Total Investment Securities	$93,563,200	$148,193,617	$—	$241,756,817

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $21,330,233. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Aggregate cost for federal income tax purposes is $225,578,139. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $23,030,072 and $6,851,394, respectively. Net unrealized appreciation for tax purposes is $16,178,678.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OAO	Otkrytoe Aktsionernoe Obschestvo (Open Joint Stock Corporation)
OJSC	Open Joint Stock Company
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 97.3%
Alabama - 0.2%
Morgan County Board of Education (Revenue Bonds) 5.00%, 03/01/2024	$ 30,000	$ 34,198
Alaska - 1.3%
Alaska Housing Finance Corp. (Revenue Bonds) Series A 5.00%, 12/01/2027	115,000	126,008
City of Valdez, AK (Revenue Bonds) Series C 5.00%, 01/01/2021	50,000	57,622
Arizona - 0.8%
City of Tucson, AZ (Certificate of Participation) Series A, Insurer: NATL-RE 5.00%, 07/01/2019	75,000	83,039
Scottsdale Municipal Property Corp. (Revenue Bonds) 5.00%, 07/01/2025	25,000	29,782
California - 7.7%
California Communities Local Measurer (Certificate of Participation) 5.00%, 06/01/2020	285,000	321,221
California Health Facilities Financing Authority (Revenue Bonds) Series D 5.00%, 08/15/2022	25,000	28,825
Chaffey Joint Union High School District (General Obligation Unlimited) 5.00%, 08/01/2025	45,000	51,440
Corona Redevelopment Agency (Tax Allocation) 4.38%, 11/01/2022	35,000	36,015
County of Orange, CA Airport Revenue (Revenue Bonds) Series A 5.00%, 07/01/2019	35,000	41,122
Hercules Public Financing Authority (Revenue Bonds) Insurer: AGM 4.25%, 08/01/2024	25,000	25,902
Lodi Unified School District (General Obligation Unlimited) 5.00%, 08/01/2030	100,000	105,831
Merced Union High School District (General Obligation Unlimited) Series A, Insurer: ASSURED GTY 5.00%, 08/01/2029	50,000	53,873
Oxnard Union High School District (General Obligation Unlimited) 4.00%, 08/01/2020	25,000	27,697
San Bernardino Joint Powers Financing Authority (Tax Allocation) Series A, Insurer: AGM 5.75%, 10/01/2019	30,000	33,578
San Diego Unified School District (General Obligation Unlimited) Series C-2, Insurer: AGM 5.50%, 07/01/2025	85,000	102,161
Stockton Unified School District (General Obligation Unlimited) Insurer: AGM 5.00%, 07/01/2021	50,000	56,712

	Principal	Value
California (continued)
Twin Rivers Unified School District (Certificate of Participation) Insurer: AGM 3.20%, 06/01/2027 (A)	$ 145,000	$ 145,022
Vallejo City Unified School District (Special Tax) Insurer: AGM 5.00%, 09/01/2019	100,000	100,250
Colorado - 1.1%
Adams County School District No. 14 (General Obligation Unlimited) 5.00%, 12/01/2023	50,000	59,165
City & County of Denver, CO Airport System Revenue (Revenue Bonds) Series A 5.00%, 11/15/2021	60,000	68,933
City of Colorado Springs, CO Utilities System Revenue (Revenue Bonds) Series A 5.00%, 11/15/2021	25,000	29,818
Connecticut - 0.9%
Hartford New Public Housing Authority (Revenue Bonds) 5.00%, 09/01/2031	45,000	45,090
Town of East Haven, CT (General Obligation Unlimited) Insurer: AGC-ICC 4.25%, 08/01/2019	50,000	56,197
University of Connecticut (Revenue Bonds) Series A 5.00%, 11/15/2023	25,000	28,606
District of Columbia - 0.7%
District of Columbia Water & Sewer Authority (Revenue Bonds) 5.00%, 10/01/2023	25,000	29,394
Metropolitan Washington Airports Authority (Revenue Bonds) Series A
5.00%, 10/01/2020	25,000	29,538
Series C
5.00%, 10/01/2019	35,000	41,307
Florida - 5.3%
Citizens Property Insurance Corp. (Revenue Bonds) Series A-1, Insurer: AGM
4.25%, 06/01/2017	120,000	132,337
5.00%, 06/01/2016	25,000	27,569
City of Tampa, FL (Revenue Bonds) Series A 5.00%, 11/15/2025	25,000	27,232
County of Broward, FL Half-Cent Sales Tax Revenue (Revenue Bonds) Series A 4.00%, 10/01/2014	35,000	36,145
County of Manatee, FL Public Utilities Revenue (Revenue Bonds) 5.00%, 10/01/2021	25,000	29,185
County of Miami-Dade, FL (General Obligation Unlimited) Series A, Insurer: ASSURED GTY 4.50%, 07/01/2020	30,000	32,793

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Florida (continued)
County of Miami-Dade, FL Aviation Revenue (Revenue Bonds) Series A
5.75%, 10/01/2021	$ 60,000	$ 69,111
Series B, Insurer: ASSURED GTY
4.00%, 10/01/2017	70,000	77,470
Escambia County Housing Finance Authority (Revenue Bonds) Insurer: AGM 3.50%, 06/01/2017	50,000	54,268
Florida Department of Environmental Protection (Revenue Bonds) Series A 5.00%, 07/01/2022	55,000	64,276
Florida Municipal Power Agency (Revenue Bonds) Series A 5.00%, 10/01/2018	25,000	29,048
Florida State Department of Transportation (Revenue Bonds) Series A 5.00%, 07/01/2024	25,000	28,192
Greater Orlando Aviation Authority (Revenue Bonds) Series A 3.60%, 10/01/2018	40,000	43,798
Hillsborough County School Board (Revenue Bonds) 3.75%, 10/01/2019	20,000	20,180
Miami-Dade County School Board Foundation, Inc. (Certificate of Participation) Series A, Insurer: ASSURED GTY 5.00%, 02/01/2020	45,000	50,768
Palm Beach County School District (Certificate of Participation) Series C 4.00%, 08/01/2017	50,000	55,149
Georgia - 1.2%
City of Atlanta, GA Department of Aviation (Revenue Bonds)
5.00%, 01/01/2027	35,000	36,249
Series C
5.00%, 01/01/2020	40,000	46,676
Georgia Higher Education Facilities Authority (Revenue Bonds) Series A, Insurer: ASSURED GTY 5.00%, 06/15/2032	50,000	51,850
Metropolitan Atlanta Rapid Transit Authority (Revenue Bonds) 5.00%, 07/01/2023	35,000	40,903
Hawaii - 0.1%
Hawaii Housing Finance & Development Corp. (Revenue Bonds) 4.38%, 07/01/2019	20,000	21,629
Idaho - 0.8%
Idaho Health Facilities Authority (Revenue Bonds) Series B 6.13%, 12/01/2028	100,000	114,375

	Principal	Value
Illinois - 16.8%
Chicago Board of Education (General Obligation Unlimited)
Series A, Insurer: AMBAC
5.50%, 12/01/2019	$ 25,000	$ 27,552
Series D, Insurer: AGM
5.00%, 12/01/2017	70,000	77,612
City of Chicago, IL (General Obligation Unlimited)
Series A, Insurer: AGM
5.00%, 01/01/2026	95,000	95,796
5.50%, 01/01/2017	50,000	55,554
City of Chicago, IL O’Hare International Airport Revenue (Revenue Bonds)
5.25%, 01/01/2033	65,000	65,607
Series B
5.00%, 01/01/2021	150,000	171,288
City of Evanston, IL (General Obligation Unlimited) Series C 4.00%, 12/01/2018	50,000	55,849
County of Cook, IL (General Obligation Unlimited)
Series C
5.00%, 11/15/2021	250,000	274,875
Series D
5.00%, 11/15/2019	25,000	28,480
Grundy & Will Counties Community Unit School District No. 1 Coal City (General Obligation Unlimited) Insurer: XLCA 4.63%, 02/01/2015	30,000	31,511
Illinois Finance Authority (Revenue Bonds)
5.00%, 08/15/2023	35,000	39,248
5.50%, 11/01/2020	80,000	92,866
Series A-2
5.00%, 11/01/2030 (A)	120,000	135,588
Series B, Insurer: AGM
4.50%, 05/15/2020	130,000	136,318
Series C
5.00%, 05/15/2020	100,000	114,667
Series D
6.25%, 11/01/2028	65,000	74,093
Illinois Municipal Electric Agency (Revenue Bonds) Series A, Insurer: NATL-RE 5.25%, 02/01/2026	75,000	81,265
Knox & Warren Counties Community Unit School District No. 205 Galesburg (General Obligation Unlimited) Series B 5.75%, 01/01/2027	40,000	43,904
Lake County School District No. 33 (General Obligation Unlimited) Series B, Insurer: XCLA Zero Coupon, 12/01/2031	45,000	16,810
Madison-Macoupin Counties Community College District No. 536 (General Obligation Limited) Insurer: AGM 4.25%, 11/01/2017	50,000	55,644

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority (Revenue Bonds) Series A, Insurer: AGM FGIC 5.50%, 12/15/2023	$ 40,000	$ 45,510
Peoria Metropolitan Airport Authority (General Obligation Unlimited) 5.60%, 12/01/2022	35,000	40,711
Railsplitter Tobacco Settlement Authority (Revenue Bonds)
5.00%, 06/01/2018 - 06/01/2019	105,000	119,289
5.38%, 06/01/2021	25,000	28,547
6.00%, 06/01/2028	75,000	80,415
6.25%, 06/01/2024	25,000	27,133
Regional Transportation Authority (Revenue Bonds) Series A, Insurer: AGM MBIA 6.00%, 07/01/2027	45,000	53,692
St. Clair Community Unit (General Obligation Unlimited) Insurer: AGM Zero Coupon, 01/01/2022	400,000	279,004
Will & Kendall Counties Community Consolidated School District 202 Plainfield (General Obligation Unlimited) Series A, Insurer: ASSURED GTY 4.50%, 01/01/2025	50,000	51,549
Will County Community Unit School District No. 365 Valley View (General Obligation Unlimited) Series A 5.63%, 11/01/2030	50,000	55,067
Indiana - 0.5%
Indiana Finance Authority (Revenue Bonds) 5.00%, 03/01/2024	75,000	80,322
Kansas - 0.2%
Kansas Development Finance Authority (Revenue Bonds) 5.00%, 05/01/2020	25,000	29,651
Kentucky - 0.2%
County of Warren, KY (Revenue Bonds) Series B 4.00%, 04/01/2017	25,000	27,153
Louisiana - 0.8%
Caddo Parish Parishwide School District (General Obligation Unlimited) 5.00%, 03/01/2024	30,000	34,466
St Tammany Parish Wide School District No. 12 (General Obligation Unlimited) 4.00%, 03/01/2022	75,000	83,069
Maine - 0.6%
Maine Municipal Bond Bank (Revenue Bonds) 5.00%, 11/01/2025	25,000	28,631
Series B
5.00%, 11/01/2022	50,000	59,559
Maryland - 0.9%
Maryland Health & Higher Educational Facilities Authority (Revenue Bonds) 5.00%, 07/01/2021	35,000	41,123
Morgan State University (Revenue Bonds) 5.00%, 07/01/2021	75,000	87,411

	Principal	Value
Michigan - 13.2%
Avondale School District (General Obligation Unlimited) 4.00%, 05/01/2022	$ 200,000	$ 205,634
City of Detroit, MI (General Obligation Unlimited) Series A, Insurer: AGM 5.25%, 04/01/2014	25,000	24,910
City of Detroit, MI Sewage Disposal System Revenue (Revenue Bonds) Series A, Insurer: AGM
5.25%, 07/01/2023 - 07/01/2024	80,000	79,292
5.50%, 07/01/2015	100,000	101,432
Series C-2, Insurer: BHAC FGIC
4.50%, 07/01/2027	75,000	72,467
City of Detroit, MI Water Supply System Revenue (Revenue Bonds)
5.00%, 07/01/2033	25,000	23,028
Series C, Insurer: BHAC FGIC
4.25%, 07/01/2018	100,000	102,247
Series D, Insurer: AGM
5.00%, 07/01/2025	100,000	96,145
Detroit City School District (General Obligation Unlimited)
Series A, Insurer: AGM
5.25%, 05/01/2027	195,000	205,899
Series A, Insurer: FGIC
6.00%, 05/01/2020	110,000	128,887
Fitzgerald Public School District (General Obligation Unlimited) 5.00%, 05/01/2020	300,000	303,285
Hazel Park School District (General Obligation Unlimited) Insurer: AGM 5.00%, 05/01/2021	50,000	56,950
Huron Valley School District (General Obligation Unlimited) 5.00%, 05/01/2022	25,000	28,122
L’Anse Creuse Public Schools (General Obligation Unlimited) 5.00%, 05/01/2022	40,000	44,995
Michigan Finance Authority (Revenue Bonds) 5.00%, 10/01/2017 - 06/01/2029	175,000	165,604
Michigan Municipal Bond Authority (Revenue Bonds) 5.00%, 10/01/2019	25,000	29,640
Michigan State Hospital Finance Authority (Revenue Bonds) Series A 6.00%, 12/01/2017	170,000	201,919
State of Michigan Trunk Line Revenue (Revenue Bonds) 5.00%, 11/15/2021	50,000	58,001
Minnesota - 1.1%
City of International Falls, MN (Revenue Bonds) 5.65%, 12/01/2022	55,000	54,843
City of Rochester, MN (Revenue Bonds) Series C 4.50%, 11/15/2038 (A)	50,000	55,943
St. Cloud Economic Development Authority (Revenue Bonds) 4.00%, 05/01/2019	50,000	56,072

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Mississippi - 0.8%
Mississippi Development Bank (Revenue Bonds) Series A 5.25%, 01/01/2025	$ 85,000	$ 98,307
Mississippi Home Corp. (Revenue Bonds) Series B-1 4.25%, 12/01/2018	20,000	21,773
Nebraska - 0.2%
Nebraska Public Power District (Revenue Bonds) Series B 5.00%, 01/01/2022	25,000	29,188
Nevada - 2.1%
Clark County School District (General Obligation Limited) Class A 5.00%, 06/15/2025	100,000	112,764
County of Clark, NV (Revenue Bonds) 5.00%, 07/01/2024	25,000	28,218
Nevada System of Higher Education (Revenue Bonds)
5.00%, 07/01/2022	95,000	109,861
Series A
4.50%, 07/01/2023	50,000	53,453
New Jersey - 1.4%
Burlington County Bridge Commission (Revenue Bonds) Series A 5.00%, 10/15/2019	50,000	59,341
New Jersey Economic Development Authority (Revenue Bonds) Series A 5.25%, 09/01/2022	25,000	28,926
New Jersey Transportation Trust Fund Authority (Revenue Bonds)
Series A
4.38%, 12/15/2020	50,000	56,146
5.00%, 06/15/2020	25,000	28,989
Tobacco Settlement Financing Corp. (Revenue Bonds) Series 1A 5.00%, 06/01/2018	30,000	32,619
New Mexico - 4.0%
Artesia Hospital District (General Obligation Unlimited) 3.50%, 08/01/2024	375,000	379,744
Bloomfield School District No. 6 (General Obligation Unlimited) 5.00%, 09/01/2022	25,000	29,462
Incorporated County of Los Alamos, NM (Revenue Bonds) 5.00%, 06/01/2024	135,000	156,466
New Mexico Educational Assistance Foundation (Revenue Bonds) Series A-1 4.00%, 12/01/2020	25,000	28,052
New York - 6.6%
City of Niagara Falls, NY (General Obligation Unlimited) 3.50%, 09/15/2020	50,000	52,654

	Principal	Value
New York (continued)
Metropolitan Transportation Authority (Revenue Bonds) 5.00%, 11/15/2025	$ 50,000	$ 56,942
New York State Dormitory Authority (Revenue Bonds)
5.00%, 04/01/2019 - 02/15/2021	225,000	261,291
Series A, Insurer: NATL-RE
5.50%, 05/15/2024	55,000	66,861
Town of Oyster Bay, NY 4.00%, 11/01/2021	500,000	527,465
North Carolina - 2.3%
County of Durham, NC (Certificate of Participation) Series A 4.38%, 06/01/2022	100,000	109,842
County of Mecklenburg, NC (Certificate of Participation) 5.00%, 02/01/2018	30,000	34,720
County of Union, NC (Revenue Bonds) 4.00%, 12/01/2022	40,000	43,991
Johnston Memorial Hospital Authority (Revenue Bonds) Insurer: AGM 5.00%, 10/01/2017	40,000	45,411
North Carolina Eastern Municipal Power Agency (Revenue Bonds) 5.25%, 01/01/2020	25,000	28,211
North Carolina Medical Care Commission (Revenue Bonds) 4.00%, 11/01/2021	75,000	80,289
Ohio - 3.9%
Buckeye Tobacco Settlement Financing Authority (Revenue Bonds)
Series A-1
5.00%, 06/01/2017	95,000	103,772
Series A-2
5.13%, 06/01/2024	280,000	238,386
County of Lorain, OH (Revenue Bonds) Series A, Insurer AGM 5.00%, 02/01/2024	50,000	54,321
Kenston Local School District (General Obligation Unlimited) 5.00%, 12/01/2019	35,000	41,160
Ohio Center Local Government Capital Asset Financing Program (General Obligation Limited) 4.00%, 12/01/2019	25,000	25,807
Ohio Higher Educational Facility Commission 5.00%, 01/01/2019 - 01/01/2022	60,000	69,808
Ohio Housing Finance Agency (Revenue Bonds) Series 1 3.80%, 05/01/2021	35,000	37,144
Oklahoma - 0.2%
Oklahoma Development Finance Authority (Revenue Bonds) 5.00%, 06/01/2020	25,000	29,013

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Oregon - 0.9%
State of Oregon Housing & Community Services Department (Revenue Bonds)
Series A
5.00%, 07/01/2019	$ 75,000	$ 85,531
Series B
5.00%, 07/01/2019	45,000	51,886
Pennsylvania - 5.6%
Allentown City School District (General Obligation Limited) 4.25%, 02/15/2022	60,000	64,738
City of Philadelphia, PA Gas Works Revenue (Revenue Bonds) 5.00%, 07/01/2015	25,000	26,548
County of Westmoreland, PA (General Obligation Unlimited) 5.00%, 12/01/2021	25,000	29,440
Delaware County Regional Water Quality Control Authority (Revenue Bonds) Insurer: NATL-RE 5.25%, 05/01/2024	150,000	175,297
Pennsylvania Higher Educational Facilities Authority (Revenue Bonds) Series E 5.00%, 05/15/2021	50,000	56,515
School District of Philadelphia
(General Obligation Limited), 5.25%, 09/01/2027	25,000	26,795
Series C
5.00%, 09/01/2016 - 09/01/2019	85,000	95,704
(General Obligation Unlimited), 5.00%, 09/01/2017	100,000	112,061
(General Obligation Unlimited) Series D
3.75%, 09/01/2021	50,000	52,153
State Public School Building Authority (Revenue Bonds)
Series A, Insurer AGM
5.00%, 06/01/2017	50,000	55,050
Series A, Insurer: ASSURED GTY
4.75%, 11/15/2029	125,000	127,497
Puerto Rico - 2.9%
Puerto Rico Electric Power Authority (Revenue Bonds) Series K 5.50%, 07/01/2015	55,000	55,883
Puerto Rico Highways & Transportation Authority (Revenue Bonds)
Zero Coupon, 07/01/2018	85,000	57,007
5.50%, 07/01/2015 - 07/01/2016	175,000	176,743
Series L
5.25%, 07/01/2017	30,000	30,048
Puerto Rico Municipal Finance Agency (Revenue Bonds)
5.00%, 08/01/2015	60,000	60,627
5.25%, 08/01/2017	40,000	40,036
South Carolina - 0.7%
County of Florence, SC (Revenue Bonds) 5.00%, 11/01/2031	75,000	75,326

	Principal	Value
South Carolina (continued)
Greenville County School District (Revenue Bonds) Insured: ASSURED GTY 5.00%, 12/01/2025	$ 25,000	$ 27,603
Tennessee - 0.2%
Tennessee State School Bond Authority (Revenue Bonds) Series C 5.00%, 05/01/2019	30,000	35,525
Texas - 6.8%
City of Corpus Christi, TX Utility System Revenue (Revenue Bonds) 5.00%, 07/15/2019	60,000	70,280
Harris County Cultural Education Facilities Finance Corp. (Revenue Bonds) Series A 4.38%, 11/15/2021	20,000	22,072
Harris County Municipal Utility District No. 290 (General Obligation Unlimited) 4.00%, 09/01/2022 (B)	150,000	159,033
Harris County Municipal Utility District No. 389 (General Obligation Unlimited) 4.00%, 09/01/2025 (B)	120,000	123,905
Lower Colorado River Authority (Revenue Bonds)
5.00%, 05/15/2020	35,000	40,376
Series B
5.00%, 05/15/2024	45,000	50,307
Metropolitan Transit Authority of Harris County (Revenue Bonds) Series A 5.00%, 11/01/2020	40,000	47,435
North Texas Health Facilities Development Corp. (Revenue Bonds) Insurer: AGM 5.00%, 09/01/2020	30,000	33,121
North Texas Municipal Water District (Revenue Bonds) 5.00%, 06/01/2028	25,000	27,759
Parkway Utility District (General Obligation Unlimited) Insurer: AGM 4.00%, 03/01/2023	75,000	77,353
Tarrant County Cultural Education Facilities Finance Corp. (Revenue Bonds) Series A, Insurer: ASSURED GTY 4.25%, 09/01/2017	100,000	110,349
Texas Public Finance Authority (Revenue Bonds) Insurer: AGM 4.38%, 10/15/2028	100,000	102,073
University of Houston (Revenue Bonds) 5.00%, 02/15/2024	40,000	45,672
University of North Texas (Revenue Bonds) Series A, Insurer: AGM 5.50%, 04/15/2017	50,000	50,219
Village of Westworth, TX (General Obligation Limited) 3.00%, 08/15/2019	35,000	37,773
Utah - 1.3%
City of Riverton, UT (Revenue Bonds) 5.00%, 08/15/2018	75,000	87,009

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Utah (continued)
Utah State Board of Regents (Revenue Bonds) 5.00%, 04/01/2023	$ 40,000	$ 45,167
Washington County Water Conservancy District (Revenue Bonds) 5.00%, 10/01/2022	50,000	59,142
Virginia - 0.7%
Virginia College Building Authority (Revenue Bonds) Series B 5.00%, 09/01/2028	50,000	54,962
Virginia Resources Authority (Revenue Bonds) Series C 5.00%, 11/01/2020	35,000	41,637
Washington - 0.7%
Energy Northwest (Revenue Bonds) Series A 5.25%, 07/01/2018	35,000	41,643
Port of Seattle, WA (Revenue Bonds) Series A 5.00%, 08/01/2018	25,000	29,145
Snohomish County Public Utility District No. 1 (Revenue Bonds) 5.00%, 12/01/2021	25,000	29,461
Wisconsin - 1.4%
Wisconsin Health & Educational Facilities Authority (Revenue Bonds) 5.00%, 08/15/2018 - 08/15/2023	190,000	210,380

	Principal	Value
Wyoming - 0.2%
Wyoming State Loan & Investment Board (Revenue Bonds) 4.00%, 10/01/2020	$ 25,000	$ 28,253

Total Municipal Government Obligations (cost $14,320,168)		14,262,629

	Shares	Value
COMMON STOCK - 0.4%
Real Estate Investment Trusts - 0.4%
Hatteras Financial Corp. - REIT	3,000	54,600

Total Common Stock (cost $61,140)		54,600

	Principal	Value
REPURCHASE AGREEMENT - 6.2%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $907,616 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $927,812.	$ 907,616	907,616

Total Repurchase Agreement (cost $907,616)		907,616

Total Investment Securities (cost $15,288,924) (D)		15,224,845
Other Assets and Liabilities - Net - (3.9%)		(574,015)

Net Assets - 100.0%		$ 14,650,830

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Municipal Government Obligations	$—	$14,262,629	$—	$14,262,629
Common Stock	54,600	—	—	54,600
Repurchase Agreement	—	907,616	—	907,616
Total Investment Securities	$54,600	$15,170,245	$—	$15,224,845

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(B)	When-issued security. A conditional transaction in a security authorized for issuance, but not yet issued.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $15,288,924. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $178,973 and $243,052, respectively. Net unrealized depreciation for tax purposes is $64,079.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Enhanced Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

DEFINITIONS:

AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal Corporation
AMBAC	AMBAC Financial Group, Inc.
ASSURED GTY	Assured Guaranty, Ltd.
BHAC	Berkshire Hathaway Assurance Corporation
FGIC	Financial Guaranty Insurance Company
ICC	Insured Custody Certificate
MBIA	National Public Finance Guarantee Corporation (formerly Municipal Bond Insurance Association)
NATL-RE	National Public Finance Guarantee Corporation
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
XLCA	Syncora (formerly XL Capital Assurance, Inc.)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 2.4%
U.S. Treasury Inflation Indexed Bond 2.50%, 01/15/2029	$ 1,699,277	$ 2,097,412
U.S. Treasury Note
1.75%, 05/15/2022	1,270,000	1,212,652
2.50%, 08/15/2023	2,565,000	2,555,381

Total U.S. Government Obligations (cost $5,618,707)		5,865,445

U.S. GOVERNMENT AGENCY OBLIGATION - 0.2%
Freddie Mac 5.00%, 08/01/2035	2,609,379	447,185

Total U.S. Government Agency Obligation (cost $1,144,409)		447,185

FOREIGN GOVERNMENT OBLIGATIONS - 3.5%
Canada Housing Trust No. 1 3.15%, 06/15/2015 (A)	CAD 2,500,000	2,476,023
Mexican Bonos
7.00%, 06/19/2014	MXN 18,000,000	1,407,839
7.25%, 12/15/2016	28,500,000	2,360,324
Philippine Government International Bond 4.95%, 01/15/2021	PHP 90,000,000	2,301,550

Total Foreign Government Obligations (cost $8,107,027)		8,545,736

MORTGAGE-BACKED SECURITIES - 8.8%
7 WTC Depositor LLC Trust Series 2012-7WTC, Class A 4.08%, 03/13/2031 - 144A	$ 589,940	616,253
American General Mortgage Loan Trust Series 2009-1, Class A6 5.75%, 09/25/2048 - 144A (A)	1,231,503	1,232,705
BCAP LLC Trust
Series 2009-RR10, Class 2A1
2.78%, 08/26/2035 - 144A (A)	432,023	429,758
Series 2009-RR14, Class 1A1
6.08%, 05/26/2037 - 144A (A)	820,361	860,889
Series 2009-RR6, Class 2A1
2.71%, 08/26/2035 - 144A (A)	697,449	649,234
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A (A)	873,117	907,923
Countrywide Alternative Loan Trust
Series 2004-3T1, Class A3
5.00%, 05/25/2034	694,653	720,360
Series 2006-OC1, Class 2A3A
0.49%, 03/25/2036 (A)	2,836,105	1,971,135
Credit Suisse Mortgage Capital Certificates Series 2010-18R, Class 1A11 3.75%, 08/26/2035 - 144A (A)	378,599	377,849
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
2.64%, 12/26/2037 - 144A (A)	277,294	278,904
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A	201,586	212,923
Series 2009-R7, Class 12A1
2.62%, 08/26/2036 - 144A (A)	184,647	181,871
Series 2009-R7, Class 1A1
2.44%, 02/26/2036 - 144A (A)	517,877	513,592

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Jefferies & Co., Inc. (continued)
Series 2009-R7, Class 4A1
2.62%, 09/26/2034 - 144A (A)	$ 368,725	$ 361,146
Series 2009-R9, Class 1A1
2.39%, 08/26/2046 - 144A (A)	481,284	489,609
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-LD11, Class ASB
5.81%, 06/15/2049 (A)	792,004	849,114
Series 2013-ALC, Class B
3.02%, 07/17/2026 - 144A (A)	1,290,000	1,290,586
JPMorgan Re-REMIC Series 2009-7, Class 8A1 5.05%, 01/27/2047 - 144A (A)	270,514	272,989
LSTAR Commercial Mortgage Trust Series 2011-1, Class A 3.91%, 06/25/2043 - 144A	213,835	217,420
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A
5.80%, 08/15/2045 - 144A (A)	1,740,000	1,920,643
Series 2010-R4, Class 3A
5.50%, 08/26/2047 - 144A	975,682	992,571
ORES NPL LLC Series 2012-LV1, Class A 4.00%, 09/25/2044 - 144A	67,461	67,468
Residential Asset Securitization Trust Series 2004-A4, Class A11 5.50%, 08/25/2034	2,277,287	2,345,262
RREF LLC Series 2013-LT2, Class A 2.83%, 05/22/2028 - 144A	805,501	806,245
S2 Hospitality LLC Series 2012-LV1, Class A 4.50%, 04/15/2025 - 144A	52,603	52,603
Spirit Master Funding LLC Series 2007-1A, Class A 5.74%, 03/20/2025 - 144A	2,688,948	2,688,459
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
2.49%, 06/25/2033 (A)	158,118	158,790
Series 2003-L, Class 1A2
2.90%, 11/25/2033 (A)	121,274	121,671

Total Mortgage-Backed Securities (cost $20,626,966)		21,587,972

ASSET-BACKED SECURITIES - 7.3%
Bayview Opportunity Master Fund IIa Trust Series 2013-2RPL, Class A 3.72%, 03/28/2018 - 144A (A)	826,566	820,241
Bayview Opportunity Master Fund IIIa Trust Series 2013-4RPL, Class A 4.46%, 07/28/2018 - 144A (A)	940,475	951,606
Countrywide Asset-Backed Certificates Series 2006-6, Class 2A3 0.45%, 09/25/2036 (A)	3,600,000	2,843,421
Gazprom OAO Via GAZ Capital SA 8.13%, 07/31/2014 - 144A	1,560,000	1,640,652
GSAA Trust Series 2006-1, Class A3 0.50%, 01/25/2036 (A)	2,067,860	1,419,904

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
GSAMP Trust Series 2006-HE1, Class A2D 0.48%, 01/25/2036 (A)	$ 2,270,000	$ 2,047,769
HLSS Servicer Advance Receivables Backed Notes
Series 2013-T1, Class D1
2.49%, 01/15/2044 - 144A	850,000	849,575
Series 2013-T4, Class DT4
2.33%, 08/15/2044 - 144A	1,170,000	1,167,426
Series 2013-T6, Class DT6
2.23%, 09/15/2044 - 144A	695,000	695,139
HSBC Home Equity Loan Trust Series 2006-3, Class A4 0.41%, 03/20/2036 (A)	1,510,000	1,461,038
Lehman XS Trust Series 2005-8, Class 1A3 0.52%, 12/25/2035 (A)	2,384,048	1,520,250
Nationstar Mortgage Advance Receivables Trust Series T1A, Class D1 2.24%, 06/20/2044 - 144A	270,000	269,838
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class A4 0.49%, 02/25/2036 (A)	1,311,169	1,225,874
Westgate Resorts LLC Series 2013-1A, Class A 2.25%, 08/20/2025 - 144A	836,215	831,382

Total Asset-Backed Securities (cost $14,543,451)		17,744,115

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.5%
Rhode Island Economic Development Corp. (Revenue Bonds) Insurer: AGM 6.00%, 11/01/2015 (B)	1,545,000	1,582,528
State of California (General Obligation Unlimited) 7.95%, 03/01/2036	1,820,000	2,115,058

Total Municipal Government Obligations (cost $3,367,041)		3,697,586

PREFERRED CORPORATE DEBT SECURITY - 1.2%
Insurance - 1.2%
ZFS Finance USA Trust II 6.45%, 12/15/2065 - 144A (A)	2,800,000	2,996,000

Total Preferred Corporate Debt Security (cost $2,372,567)		2,996,000

CORPORATE DEBT SECURITIES - 66.7%
Aerospace & Defense - 0.1%
Bombardier, Inc. 6.13%, 01/15/2023 - 144A	240,000	243,000
Airlines - 2.6%
America West Airlines Pass-Through Trust 8.06%, 01/02/2022	808,900	869,567
American Airlines Pass-Through Trust 4.00%, 01/15/2027 - 144A	1,305,000	1,239,750

	Principal	Value
Airlines (continued)
Continental Airlines Pass-Through Trust
6.90%, 10/19/2023	$ 1,186,769	$ 1,240,173
7.46%, 10/01/2016	268,565	278,126
U.S. Airways Pass-Through Trust 3.95%, 05/15/2027	855,000	812,250
UAL Pass-Through Trust 10.40%, 05/01/2018	1,260,020	1,423,822
Virgin Australia Trust 5.00%, 04/23/2025 - 144A	540,000	553,500
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc. 9.75%, 11/17/2015	BRL 2,200,000	977,145
Building Products - 1.2%
Owens Corning, Inc. 4.20%, 12/15/2022	$ 2,960,000	2,939,242
Capital Markets - 1.0%
Morgan Stanley 5.75%, 01/25/2021	750,000	858,715
Prospect Capital Corp. 5.88%, 03/15/2023	1,625,000	1,566,202
Commercial Banks - 6.8%
Barclays Bank PLC 10.18%, 06/12/2021 - 144A	1,970,000	2,608,142
BBVA Bancomer SA 6.50%, 03/10/2021 - 144A (C)	1,400,000	1,515,500
CIT Group, Inc. 4.75%, 02/15/2015 - 144A (C)	570,000	594,225
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019 - 144A (A) (D)	1,695,000	2,228,925
ING Bank NV 5.80%, 09/25/2023 - 144A	1,590,000	1,667,533
Intesa Sanpaolo SpA 3.13%, 01/15/2016	1,930,000	1,968,160
Regions Bank 7.50%, 05/15/2018	1,660,000	1,974,968
Royal Bank of Scotland Group PLC 5.05%, 01/08/2015 (C)	1,000,000	1,033,711
UBS AG 7.63%, 08/17/2022 (C)	990,000	1,128,704
Wells Fargo & Co. 7.98%, 03/15/2018 (A) (C) (D)	1,775,000	2,001,313
Commercial Services & Supplies - 0.7%
Hertz Corp. 5.88%, 10/15/2020	270,000	284,175
Steelcase, Inc. 6.38%, 02/15/2021	1,385,000	1,545,841
Construction Materials - 0.4%
Voto-Votorantim Overseas Trading Operations NV 6.63%, 09/25/2019 - 144A (C)	840,000	954,660
Consumer Finance - 1.3%
Ally Financial, Inc. 4.63%, 06/26/2015	600,000	626,287
Springleaf Finance Corp., Series MTN
6.50%, 09/15/2017 (C)	320,000	339,200
6.90%, 12/15/2017	2,070,000	2,240,775

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Containers & Packaging - 0.8%
Exopack Holding Corp. 10.00%, 06/01/2018 (C)	$ 1,280,000	$ 1,382,400
Graphic Packaging International, Inc. 4.75%, 04/15/2021 (C)	265,000	261,687
Sealed Air Corp. 8.13%, 09/15/2019 - 144A	195,000	219,863
Diversified Financial Services - 4.9%
Citigroup, Inc. 5.95%, 01/30/2023 (A) (D)	2,290,000	2,184,087
General Electric Capital Corp. 7.13%, 06/15/2022 (A) (D)	1,300,000	1,449,500
ING US, Inc. 5.50%, 07/15/2022	955,000	1,048,723
Jefferies Group LLC 5.13%, 01/20/2023 (C)	810,000	821,138
JPMorgan Chase & Co. 5.15%, 05/01/2023 (A) (D)	2,090,000	1,891,450
Oaktree Capital Management, LP 6.75%, 12/02/2019 - 144A	1,950,000	2,209,531
Vesey Street Investment Trust I 4.40%, 09/01/2016 (E)	2,170,000	2,342,443
Diversified Telecommunication Services - 5.0%
CenturyLink, Inc. 5.80%, 03/15/2022	1,345,000	1,331,550
Frontier Communications Corp. 7.63%, 04/15/2024 (C)	1,500,000	1,582,500
GTP Towers Issuer LLC 4.44%, 02/15/2040 - 144A	2,295,000	2,368,934
Hughes Satellite Systems Corp. 6.50%, 06/15/2019	400,000	429,000
Level 3 Communications, Inc. 8.88%, 06/01/2019 (C)	180,000	196,425
Level 3 Financing, Inc. 8.13%, 07/01/2019	1,840,000	2,028,600
Unison Ground Lease Funding LLC 6.39%, 04/15/2040 - 144A	2,615,000	2,902,140
Verizon Communications, Inc. 1.78%, 09/15/2016 (A)	430,000	440,909
Wind Acquisition Finance SA
7.25%, 02/15/2018 - 144A	700,000	736,750
11.75%, 07/15/2017 - 144A	200,000	212,500
Electrical Equipment - 0.6%
Anixter, Inc. 5.95%, 03/01/2015 (C)	1,300,000	1,374,750
Energy Equipment & Services - 2.5%
Enterprise Products Operating LLC 8.38%, 08/01/2066 (A)	1,150,000	1,269,312
NuStar Logistics, LP 8.15%, 04/15/2018	1,775,000	1,988,000
Seadrill, Ltd. 5.63%, 09/15/2017 - 144A	675,000	696,938
Transocean, Inc. 6.38%, 12/15/2021	935,000	1,053,436
Weatherford International, Ltd. 9.63%, 03/01/2019	945,000	1,205,751
Food & Staples Retailing - 0.6%
C&S Group Enterprises LLC 8.38%, 05/01/2017 - 144A (C)	1,252,000	1,336,510
Stater Bros Holdings, Inc. 7.38%, 11/15/2018	65,000	68,738

	Principal	Value
Food Products - 0.8%
Michael Foods Group, Inc. 9.75%, 07/15/2018	$ 1,200,000	$ 1,309,500
Post Holdings, Inc. 7.38%, 02/15/2022	618,000	658,943
Health Care Equipment & Supplies - 0.8%
Hologic, Inc. 6.25%, 08/01/2020	590,000	626,875
Mallinckrodt International Finance SA 3.50%, 04/15/2018 - 144A	1,320,000	1,317,774
Health Care Providers & Services - 1.0%
CHS/Community Health Systems, Inc. 7.13%, 07/15/2020 (C)	1,000,000	1,052,500
Express Scripts Holding Co. 4.75%, 11/15/2021	1,220,000	1,317,643
Hotels, Restaurants & Leisure - 1.8%
CityCenter Holdings LLC / CityCenter Finance Corp. 10.75%, 01/15/2017 (Cash Rate: 10.75%) (F)	1,500,000	1,608,000
WMG Acquisition Corp. 6.00%, 01/15/2021 - 144A (C)	1,213,000	1,273,650
Wyndham Worldwide Corp. 2.50%, 03/01/2018	1,400,000	1,400,491
Household Durables - 1.2%
Beazer Homes USA, Inc. 6.63%, 04/15/2018	1,340,000	1,427,100
Brookfield Residential Properties, Inc. 6.50%, 12/15/2020 - 144A	635,000	654,050
Meritage Homes Corp. 4.50%, 03/01/2018	975,000	967,687
Household Products - 0.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	1,360,000	1,404,200
Independent Power Producers & Energy Traders - 0.9%
NRG Energy, Inc. 7.88%, 05/15/2021 (C)	1,920,000	2,121,600
Insurance - 6.6%
American Financial Group, Inc. 9.88%, 06/15/2019	1,100,000	1,438,585
Chubb Corp. 6.38%, 03/29/2067 (A)	1,500,000	1,635,000
Fidelity National Financial, Inc. 6.60%, 05/15/2017 (C)	2,170,000	2,431,882
Hanover Insurance Group, Inc. 6.38%, 06/15/2021	1,515,000	1,693,858
Oil Insurance, Ltd. 3.23%, 12/02/2013 - 144A (A) (D)	1,245,000	1,133,406
Reinsurance Group of America, Inc. 6.75%, 12/15/2065 (A)	2,760,000	2,711,700
Sompo Japan Insurance, Inc. 5.33%, 03/28/2073 - 144A (A) (C)	2,375,000	2,385,621
Stone Street Trust 5.90%, 12/15/2015 - 144A	2,450,000	2,644,721
IT Services - 0.8%
Cardtronics, Inc. 8.25%, 09/01/2018	1,890,000	2,050,650

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Marine - 0.7%
Martin Midstream Partners LP / Martin Midstream Finance Corp. 8.88%, 04/01/2018 (C)	$ 1,663,000	$ 1,766,938
Media - 1.0%
Clear Channel Worldwide Holdings, Inc. 7.63%, 03/15/2020	1,305,000	1,391,488
Nara Cable Funding, Ltd. 8.88%, 12/01/2018 - 144A	1,100,000	1,174,250
Metals & Mining - 1.5%
Anglo American Capital PLC 9.38%, 04/08/2019 - 144A	890,000	1,124,601
FMG Resources August 2006 Pty, Ltd. 7.00%, 11/01/2015 - 144A (C)	160,000	166,000
Glencore Funding LLC 6.00%, 04/15/2014 - 144A	955,000	976,679
Rio Tinto Finance USA, Ltd. 9.00%, 05/01/2019	1,000,000	1,309,791
Multi-Utilities - 0.8%
Black Hills Corp.
5.88%, 07/15/2020	1,200,000	1,327,709
9.00%, 05/15/2014	690,000	717,680
Oil, Gas & Consumable Fuels - 5.6%
Chesapeake Energy Corp. 6.50%, 08/15/2017 (C)	1,325,000	1,484,000
Energy Transfer Partners, LP 4.90%, 02/01/2024	1,010,000	1,054,388
Linn Energy LLC / Linn Energy Finance Corp. 7.00%, 11/01/2019 - 144A (C)	1,305,000	1,301,738
Lukoil International Finance BV
3.42%, 04/24/2018 - 144A	1,050,000	1,057,875
6.38%, 11/05/2014 - 144A	1,180,000	1,240,888
Petrobras Global Finance BV 3.00%, 01/15/2019	1,350,000	1,284,649
Petrohawk Energy Corp. 7.25%, 08/15/2018	1,050,000	1,138,200
Petroleum Co., of Trinidad & Tobago, Ltd. 9.75%, 08/14/2019 - 144A (C)	876,000	1,114,710
Ras Laffan Liquefied Natural Gas Co., Ltd. III 6.75%, 09/30/2019 - 144A	1,545,000	1,838,550
Rosneft Finance SA 6.25%, 02/02/2015 - 144A	1,250,000	1,321,875
Rosneft Oil Co. via Rosneft International Finance, Ltd. 3.15%, 03/06/2017 - 144A	970,000	977,275
Paper & Forest Products - 0.7%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/2017 - 144A	608,000	657,400
Boise Cascade Co. 6.38%, 11/01/2020	1,020,000	1,065,900
Personal Products - 0.2%
Revlon Consumer Products Corp. 5.75%, 02/15/2021 - 144A (C)	460,000	454,250
Pharmaceuticals - 0.3%
Actavis, Inc. 3.25%, 10/01/2022	715,000	680,646

	Principal	Value
Real Estate Investment Trusts - 2.1%
EPR Properties 7.75%, 07/15/2020	$ 2,000,000	$ 2,316,420
Kilroy Realty, LP 6.63%, 06/01/2020 (C)	2,440,000	2,800,295
Real Estate Management & Development - 0.6%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/2018 - 144A (C)	1,370,000	1,469,325
Road & Rail - 1.4%
Aviation Capital Group Corp.
4.63%, 01/31/2018 - 144A	960,000	978,956
7.13%, 10/15/2020 - 144A	2,200,000	2,442,000
Software - 0.6%
First Data Corp.
6.75%, 11/01/2020 - 144A	650,000	688,187
7.38%, 06/15/2019 - 144A	630,000	678,038
Specialty Retail - 0.9%
Claire’s Stores, Inc. 9.00%, 03/15/2019 - 144A	815,000	910,762
Michaels Stores, Inc. 11.38%, 11/01/2016 (C)	1,196,000	1,225,912
Textiles, Apparel & Luxury Goods - 0.2%
Jones Group, Inc. / Apparel Group Hold 6.88%, 03/15/2019	510,000	531,675
Tobacco - 0.6%
Lorillard Tobacco Co. 8.13%, 06/23/2019	1,235,000	1,523,883
Trading Companies & Distributors - 1.4%
International Lease Finance Corp.
6.25%, 05/15/2019	1,310,000	1,427,900
6.75%, 09/01/2016 - 144A	1,850,000	2,055,812
Wireless Telecommunication Services - 4.7%
Crown Castle Towers LLC
4.88%, 08/15/2040 - 144A	1,550,000	1,667,183
6.11%, 01/15/2040 - 144A	1,650,000	1,877,624
MetroPCS Wireless, Inc. 6.63%, 04/01/2023 - 144A (C)	991,000	1,036,834
SBA Tower Trust 5.10%, 04/15/2042 - 144A	2,365,000	2,557,686
Sprint Communications, Inc. 9.00%, 11/15/2018 - 144A	1,300,000	1,576,250
WCP Wireless Site Funding / WCP Wireless Site RE Funding 6.83%, 11/15/2040 - 144A	2,570,000	2,726,698

Total Corporate Debt Securities (cost $152,872,133)		163,131,532

CONVERTIBLE BOND - 0.6%
Automobiles - 0.6%
Ford Motor Co. Series 2012-D, Class A3 4.25%, 11/15/2016	730,000	1,470,950

Total Convertible Bond (cost $730,000)		1,470,950

LOAN ASSIGNMENTS - 2.1%
Communications Equipment - 0.6%
Sorenson Communications, 1st Lien 9.50%, 10/31/2014	1,492,500	1,509,291
Computers & Peripherals - 0.7%
Dell, Inc., Term Loan B 1.00%, 04/30/2020 (B)	1,775,000	1,763,906

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Food & Staples Retailing - 0.2%
Albertsons LLC, Term Loan B1 4.25%, 03/21/2016 (A) (B)	$ 301,068	$ 301,337
Albertsons LLC, Term Loan B2 4.75%, 03/21/2019 (A) (B)	196,432	196,635
Multiline Retail - 0.6%
JC Penney Corp., Inc. 1st Lien 6.00%, 05/22/2018 (A)	1,496,250	1,447,933

Total Loan Assignments (cost $5,234,482)		5,219,102

	Shares	Value
PREFERRED STOCKS - 2.1%
Commercial Banks - 0.4%
CoBank ACB 144A, 6.25% (A)	9,770	971,627
Consumer Finance - 0.8%
Ally Financial, Inc. - Series A, 8.50% (A)	75,200	2,030,400
Diversified Telecommunication Services - 0.9%
Centaur Funding Corp. - Class A 144A, 9.08%	1,661	2,058,262

Total Preferred Stocks (cost $5,009,824)		5,060,289

COMMON STOCK - 0.5%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc. (C)	26,000	1,313,260

Total Common Stock (cost $814,250)		1,313,260

	Shares	Value
WARRANT - 0.9%
Commercial Banks - 0.9%
Wells Fargo & Co. (G) Expiration: 10/28/2018 Exercise Price: $34.01	148,210	$ 2,245,382

Total Warrant (cost $1,141,217)		2,245,382

SECURITIES LENDING COLLATERAL - 12.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (H)	30,415,575	30,415,575

Total Securities Lending Collateral (cost $30,415,575)		30,415,575

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.01% (H), dated 10/31/2013, to be repurchased at $1,830,456 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/15/2029, and with a value of $1,867,818.	$ 1,830,455	1,830,455

Total Repurchase Agreement (cost $1,830,455)		1,830,455

Total Investment Securities (cost $253,828,104) (I)		271,570,584
Other Assets and Liabilities - Net - (11.1%)		(27,091,077)

Net Assets - 100.0%		$ 244,479,507

VALUATION SUMMARY: (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$5,865,445	$—	$5,865,445
U.S. Government Agency Obligation	—	447,185	—	447,185
Foreign Government Obligations	—	8,545,736	—	8,545,736
Mortgage-Backed Securities	—	21,587,972	—	21,587,972
Asset-Backed Securities	—	17,744,115	—	17,744,115
Municipal Government Obligations	—	3,697,586	—	3,697,586
Preferred Corporate Debt Security	—	2,996,000	—	2,996,000
Corporate Debt Securities	—	163,131,532	—	163,131,532
Convertible Bond	—	1,470,950	—	1,470,950
Loan Assignments	—	5,219,102	—	5,219,102
Preferred Stocks	5,060,289	—	—	5,060,289
Common Stock	1,313,260	—	—	1,313,260
Warrant	2,245,382	—	—	2,245,382
Securities Lending Collateral	30,415,575	—	—	30,415,575
Repurchase Agreement	—	1,830,455	—	1,830,455
Total Investment Securities	$39,034,506	$232,536,078	$—	$271,570,584

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(B)	Illiquid. Total aggregate market value of illiquid securities is $3,844,406, or 1.57% of fund’s net assets.
(C)	All or a portion of this security is on loan. The value of all securities on loan is $29,786,553. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	The security has a perpetual maturity. The date shown is the next call date.
(E)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of October 31, 2013. Maturity date disclosed is the ultimate maturity date.
(F)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(G)	Non-income producing security.
(H)	Rate shown reflects the yield at October 31, 2013.
(I)	Aggregate cost for federal income tax purposes is $253,828,104. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $19,998,792 and $2,256,312, respectively. Net unrealized appreciation for tax purposes is $17,742,480.
(J)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $94,442,457, or 38.63% of the fund’s net assets.
AGM	Assured Guaranty Municipal Corporation
MTN	Medium Term Note
OAO	Otkrytoe Aktsionernoe Obschestvo (Open Joint Stock Corporation)
Re-REMIC	Re-securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Peso
PHP	Philippine Peso

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
Automobiles - 0.0%
Better Place, 0.00% (A) (B) (C) (D)	666,891	$ 0
Internet Software & Services - 0.1%
Dropbox, Inc., 0.00% (A) (B) (C) (D)	34,602	397,923

Total Convertible Preferred Stocks (cost $1,980,343)		397,923

PREFERRED STOCKS - 0.2%
Automobiles - 0.0%
Better Place - Series C, 0.00% (A) (B) (C) (D)	581,653	0
Internet Software & Services - 0.0% (E)
Peixe Urbano, Inc., 0.00% (A) (B) (C) (D)	50,890	78,879
Software - 0.2%
Palantir Technologies, Inc. - Series G, 0.00% (A) (B) (C) (D)	355,382	1,247,391

Total Preferred Stocks (cost $5,403,518)		1,326,270

COMMON STOCKS - 92.7%
Automobiles - 2.5%
Tesla Motors, Inc. (B) (F)	110,854	17,729,989
Beverages - 1.4%
Monster Beverage Corp. (B)	175,951	10,069,676
Biotechnology - 0.5%
Ironwood Pharmaceuticals, Inc. - Class A (B) (F)	365,833	3,515,655
Chemicals - 1.0%
Rockwood Holdings, Inc.	107,538	6,801,778
Commercial Services & Supplies - 4.8%
Covanta Holding Corp.	92,590	1,589,770
Edenred	687,208	23,349,731
Stericycle, Inc. (B)	85,651	9,952,646
Communications Equipment - 3.2%
Motorola Solutions, Inc.	372,267	23,274,133
Construction Materials - 2.0%
Martin Marietta Materials, Inc. (F)	147,360	14,454,542
Diversified Financial Services - 2.6%
MSCI, Inc. - Class A (B)	459,496	18,733,652
Electric Utilities - 1.0%
Brookfield Infrastructure Partners, LP	190,768	7,510,536
Food Products - 6.1%
Green Mountain Coffee Roasters, Inc. - Series C (B) (F)	96,283	6,047,535
McCormick & Co., Inc.	228,934	15,830,786
Mead Johnson Nutrition Co. - Class A	274,101	22,383,088
Health Care Equipment & Supplies - 2.8%
Intuitive Surgical, Inc. (B)	53,982	20,054,313
Health Care Providers & Services - 0.8%
Qualicorp SA (B)	634,694	5,944,059
Health Care Technology - 3.2%
athenahealth, Inc. (B) (F)	173,997	23,230,339
Hotels, Restaurants & Leisure - 3.8%
Dunkin’ Brands Group, Inc.	243,711	11,620,141
Panera Bread Co. - Class A (B)	100,834	15,923,705
Insurance - 4.8%
Arch Capital Group, Ltd. (B)	284,963	16,516,456
Progressive Corp.	691,522	17,958,826
Internet & Catalog Retail - 2.7%
Groupon, Inc. - Class A (B) (F)	1,660,738	15,162,538
TripAdvisor, Inc. (B) (F)	49,111	4,061,971

	Shares	Value
Internet Software & Services - 13.0%
Akamai Technologies, Inc. (B)	412,540	$ 18,457,040
Dropbox, Inc. (A) (B) (C) (D)	327,298	3,763,927
LinkedIn Corp. - Class A (B)	79,016	17,673,509
MercadoLibre, Inc. (F)	51,179	6,890,485
Qihoo 360 Technology Co., Ltd. - ADR (B)	160,094	13,230,168
SINA Corp. (B)	52,470	4,384,393
Yandex NV - Class A (B)	533,104	19,650,213
Youku Tudou, Inc. - ADR (B) (F)	364,902	9,939,930
IT Services - 3.6%
FleetCor Technologies, Inc. (B)	67,539	7,790,624
Gartner, Inc. (B)	307,120	18,104,724
Life Sciences Tools & Services - 4.5%
Illumina, Inc. (B) (F)	349,127	32,646,866
Machinery - 1.7%
3D Systems Corp. (B) (F)	91,838	5,715,997
Colfax Corp. (B)	120,703	6,754,540
Media - 2.1%
Aimia, Inc. (F)	436,541	7,716,348
Charter Communications, Inc. - Class A (B)	56,874	7,634,766
Multiline Retail - 2.6%
Dollar Tree, Inc. (B)	323,044	18,865,770
Oil, Gas & Consumable Fuels - 1.4%
Range Resources Corp.	91,891	6,957,068
Ultra Petroleum Corp. (B) (F)	161,885	2,972,208
Pharmaceuticals - 1.0%
ENDO Health Solutions, Inc. (B)	167,680	7,332,646
Professional Services - 6.4%
IHS, Inc. - Class A (B)	159,523	17,395,983
Intertek Group PLC	334,198	17,854,616
Verisk Analytics, Inc. - Class A (B)	158,169	10,837,740
Semiconductors & Semiconductor Equipment - 1.6%
First Solar, Inc. (B) (F)	233,591	11,742,620
Software - 7.0%
NetSuite, Inc. (B)	69,295	6,990,480
ServiceNow, Inc. (B)	92,092	5,029,144
Solera Holdings, Inc.	381,269	21,434,943
Splunk, Inc. (B)	93,081	5,837,110
Workday, Inc. - Class A (B)	95,697	7,164,834
Zynga, Inc. - Class A (B)	1,081,055	3,880,987
Specialty Retail - 1.6%
Sally Beauty Holdings, Inc. (B)	111,038	2,922,520
Ulta Salon Cosmetics & Fragrance, Inc. (B)	67,233	8,662,972
Textiles, Apparel & Luxury Goods - 3.0%
Carter’s, Inc. (F)	252,540	17,463,141
Under Armour, Inc. - Class A (B) (F)	47,672	3,868,583

Total Common Stocks (cost $502,449,585)		669,282,760

SECURITIES LENDING COLLATERAL - 16.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (G)	118,896,390	118,896,390

Total Securities Lending Collateral (cost $118,896,390)		118,896,390

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 7.0%

State Street Bank & Trust Co.
0.01% (G), dated 10/31/2013, to be repurchased at $50,508,599 on 11/01/2013. Collateralized by U.S. Government Agency Obligations, 3.50%, due 08/15/2029 - 01/01/2032, and with a total value of $51,520,248.

$ 50,508,585	$ 50,508,585

Total Repurchase Agreement (cost $50,508,585)	50,508,585

Total Investment Securities (cost $679,238,421) (H)	840,411,928
Other Assets and Liabilities - Net - (16.4%)	(118,603,698)

Net Assets - 100.0%	$ 721,808,230

VALUATION SUMMARY: (I)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Convertible Preferred Stocks
Automobiles	$—	$—	$0	$0
Internet Software & Services	—	—	397,923	397,923
Preferred Stocks
Automobiles	—	—	0	0
Internet Software & Services	—	—	78,879	78,879
Software	—	—	1,247,391	1,247,391
Common Stocks
Automobiles	17,729,989	—	—	17,729,989
Beverages	10,069,676	—	—	10,069,676
Biotechnology	3,515,655	—	—	3,515,655
Chemicals	6,801,778	—	—	6,801,778
Commercial Services & Supplies	11,542,416	23,349,731	—	34,892,147
Communications Equipment	23,274,133	—	—	23,274,133
Construction Materials	14,454,542	—	—	14,454,542
Diversified Financial Services	18,733,652	—	—	18,733,652
Electric Utilities	7,510,536	—	—	7,510,536
Food Products	44,261,409	—	—	44,261,409
Health Care Equipment & Supplies	20,054,313	—	—	20,054,313
Health Care Providers & Services	5,944,059	—	—	5,944,059
Health Care Technology	23,230,339	—	—	23,230,339
Hotels, Restaurants & Leisure	27,543,846	—	—	27,543,846
Insurance	34,475,282	—	—	34,475,282
Internet & Catalog Retail	19,224,509	—	—	19,224,509
Internet Software & Services	90,225,738	—	3,763,927	93,989,665
IT Services	25,895,348	—	—	25,895,348
Life Sciences Tools & Services	32,646,866	—	—	32,646,866
Machinery	12,470,537	—	—	12,470,537
Media	15,351,114	—	—	15,351,114
Multiline Retail	18,865,770	—	—	18,865,770
Oil, Gas & Consumable Fuels	9,929,276	—	—	9,929,276
Pharmaceuticals	7,332,646	—	—	7,332,646
Professional Services	28,233,723	17,854,616	—	46,088,339
Semiconductors & Semiconductor Equipment	11,742,620	—	—	11,742,620
Software	50,337,498	—	—	50,337,498
Specialty Retail	11,585,492	—	—	11,585,492
Textiles, Apparel & Luxury Goods	21,331,724	—	—	21,331,724
Securities Lending Collateral	118,896,390	—	—	118,896,390
Repurchase Agreement	—	50,508,585	—	50,508,585
Total Investment Securities	$743,210,876	$91,712,932	$5,488,120	$840,411,928

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales (J)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (K)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (L)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (K)
Convertible Preferred Stocks	$379,806	$—	$—	$—	$—	$18,117	$—	$—	$397,923	$18,117
Preferred Stocks	4,586,348	—	(937,005)	—	—	(2,323,073)	—	—	1,326,270	(175,594)
Common Stocks	2,961,752	—	—	—	—	802,175	—	—	3,763,927	802,175
Total	$7,927,906	$—	$(937,005)	$—	$—	$(1,502,781)	$—	$—	$5,488,120	$644,698

Quantitative Information about Significant Unobservable Inputs (Level 3):

Investment Securities	Fair Value at October 31, 2013	Valuation Technique (s)	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Common Stocks	$3,763,927	Market Comparable Companies Discounted Cash Flow	Enterprise Value / Revenue Discount for Lack of Marketability Weighted Average Cost of Capital Perpetual Growth Rate	8.0x 15.0% 17.0% 2.5%	15.4x 15.0% 19.0% 3.5%	12.9x 15.0% 18.0% 3.0%	Increase Decrease Decrease Increase
Convertible Preferred Stocks	$397,923	Market Comparable Companies Discounted Cash Flow	Enterprise Value / Revenue Discount for Lack of Marketability Weighted Average Cost of Capital Perpetual Growth Rate	8.0x 15.0% 17.0% 2.5%	15.4x 15.0% 19.0% 3.5%	12.9x 15.0% 18.0% 3.0%	Increase Decrease Decrease Increase
Preferred Stocks	$1,326,270	Market Comparable Companies Merger & Acquisition Transaction Discounted Cash Flow	Enterprise Value / Revenue Discount for Lack of Marketability Sale / Merger Scenario Weighted Average Cost of Capital Perpetual Growth Rate	$0.6x 15.0% 7.87 29.5% 5.0%	$2.1x 15.0% 7.87 30.5% 6.0%	$1.6x 15.0% 7.87 30.0% 5.5%	Increase Decrease Decrease Decrease Increase

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $5,488,120, or 0.76% of the fund’s net assets.
(B)	Non-income producing security.
(C)	Illiquid. Total aggregate market value of illiquid securities is $5,488,120, or 0.76% of the fund’s net assets.
(D)	Restricted security. At October 31, 2013, the fund owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Convertible Preferred Stocks	Better Place	01/25/2010	$1,667,226	$0	0.00%
Convertible Preferred Stocks	Dropbox, Inc.	05/25/2012	313,117	397,923	0.06
Preferred Stocks	Better Place - Series C	11/11/2011	2,640,705	0	0.00
Preferred Stocks	Peixe Urbano, Inc.	12/02/2011	1,675,344	78,879	0.01
Preferred Stocks	Palantir Technologies, Inc. - Series G	07/19/2012	1,087,469	1,247,391	0.17

Common Stocks	Dropbox, Inc.	05/01/2012	2,961,752	3,763,927	0.52

			$10,345,613	$5,488,120	0.76%

(E)	Percentage rounds to less than 0.1%.
(F)	All or a portion of this security is on loan. The value of all securities on loan is $115,962,870. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

(G)	Rate shown reflects the yield at October 31, 2013.
(H)	Aggregate cost for federal income tax purposes is $679,010,878. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $186,055,004 and $24,653,954, respectively. Net unrealized appreciation for tax purposes is $161,401,050.
(I)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(J)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(K)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(L)	Total aggregate market value of Level 3 securities is 0.76% of the fund’s net assets. Quantitative information about significant unobservable inputs used in the fair value measurement are disclosed in the table above.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
PREFERRED CORPORATE DEBT SECURITY - 0.7%
Commercial Banks - 0.7%
Goldman Sachs Capital II 4.00%, 12/02/2013 (A) (B)	$ 11,225,000	$ 8,278,438

Total Preferred Corporate Debt Security (cost $8,087,069)		8,278,438

CORPORATE DEBT SECURITIES - 88.1%
Aerospace & Defense - 1.1%
Bombardier, Inc.
6.13%, 01/15/2023 - 144A	630,000	637,875
7.50%, 03/15/2018 - 144A	450,000	509,625
7.75%, 03/15/2020 - 144A	2,300,000	2,622,000
Spirit Aerosystems, Inc.
6.75%, 12/15/2020	3,420,000	3,659,400
7.50%, 10/01/2017 (C)	1,945,000	2,022,800
Triumph Group, Inc. 8.63%, 07/15/2018 (C)	2,965,000	3,217,025
Airlines - 1.4%
American Airlines Pass-Through Trust 5.63%, 01/15/2021 - 144A	1,150,000	1,109,750
Continental Airlines Pass-Through Certificates 6.13%, 04/29/2018 (C)	2,224,000	2,285,160
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	1,080,000	1,082,700
6.90%, 10/19/2023	3,108,687	3,248,578
Delta Air Lines, Inc., Pass-Through Trust
6.38%, 07/02/2017	1,180,000	1,247,850
6.75%, 05/23/2017	1,325,000	1,397,875
U.S. Airways Pass-Through Trust
5.38%, 05/15/2023	507,000	485,452
6.25%, 10/22/2024	1,677,208	1,777,840
6.75%, 12/03/2022	150,000	154,125
9.13%, 10/01/2015	1,551,735	1,621,563
US Airways Group, Inc. 6.13%, 06/01/2018	2,000,000	1,967,500
Auto Components - 0.5%
Dana Holding Corp. 6.00%, 09/15/2023	1,450,000	1,486,250
Goodyear Tire & Rubber Co. 6.50%, 03/01/2021 (C)	3,648,000	3,857,760
Automobiles - 0.9%
Chrysler Group LLC / CG Co.-Issuer, Inc.
8.00%, 06/15/2019 (C)	4,318,000	4,782,185
8.25%, 06/15/2021 (C)	820,000	927,625
Jaguar Land Rover Automotive PLC
5.63%, 02/01/2023 - 144A	2,465,000	2,446,513
8.13%, 05/15/2021 - 144A	1,660,000	1,884,100
Beverages - 0.7%
Constellation Brands, Inc. 7.25%, 05/15/2017	1,000,000	1,163,750
Cott Beverages, Inc. 8.13%, 09/01/2018	6,220,000	6,709,825
Building Products - 2.3%
Associated Materials LLC / AMH New Finance, Inc. 9.13%, 11/01/2017 (C)	4,615,000	4,920,744
Builders FirstSource, Inc. 7.63%, 06/01/2021 - 144A (C)	367,000	381,680

	Principal	Value
Building Products (continued)
Building Materials Holding Corp. 9.00%, 09/15/2018 - 144A	$ 1,900,000	$ 1,995,000
Euramax International, Inc. 9.50%, 04/01/2016	5,647,000	5,590,530
Ply Gem Industries, Inc.
8.25%, 02/15/2018 (C)	11,843,000	12,672,010
9.38%, 04/15/2017 (C)	798,000	855,855
Chemicals - 1.9%
Hexion US Finance Corp. 6.63%, 04/15/2020	7,980,000	8,099,700
Huntsman International LLC
8.63%, 03/15/2020	1,600,000	1,772,000
8.63%, 03/15/2021 (C)	3,765,000	4,226,212
Momentive Performance Materials, Inc. 8.88%, 10/15/2020	4,780,000	5,054,850
NOVA Chemicals Corp. 8.63%, 11/01/2019	2,650,000	2,928,250
Commercial Banks - 1.0%
CIT Group, Inc.
4.25%, 08/15/2017	1,500,000	1,573,125
5.00%, 05/15/2017	450,000	483,750
5.25%, 03/15/2018 (C)	583,000	630,369
5.50%, 02/15/2019 - 144A	2,150,000	2,327,375
Royal Bank of Scotland Group PLC 6.13%, 12/15/2022 (C)	5,703,000	5,896,189
Commercial Services & Supplies - 3.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 8.25%, 01/15/2019	3,585,000	3,907,650
Ceridian Corp.
8.88%, 07/15/2019 - 144A	9,751,000	11,286,782
11.25%, 11/15/2015 (C)	3,516,000	3,537,975
12.25%, 11/15/2015
(Cash Rate: 12.25%) (D)	81,125	81,632
Hertz Corp.
5.88%, 10/15/2020	3,413,000	3,592,183
6.75%, 04/15/2019	3,460,000	3,732,475
United Rentals North America, Inc.
6.13%, 06/15/2023	2,200,000	2,260,500
7.38%, 05/15/2020 (C)	2,634,000	2,936,910
7.63%, 04/15/2022	7,375,000	8,260,000
8.25%, 02/01/2021 (C)	1,474,000	1,669,305
Construction & Engineering - 1.3%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 - 144A	2,374,000	2,338,390
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. 6.13%, 07/01/2022 - 144A	972,000	964,710
K Hovnanian Enterprises, Inc.
7.25%, 10/15/2020 - 144A	1,240,000	1,320,600
7.50%, 05/15/2016	85,000	90,950
9.13%, 11/15/2020 - 144A	8,802,000	9,594,180
Consumer Finance - 2.1%
Ally Financial, Inc.
4.75%, 09/10/2018 (C)	6,500,000	6,766,221
6.75%, 12/01/2014 (C)	1,250,000	1,315,625
7.50%, 09/15/2020	1,600,000	1,872,000

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Consumer Finance (continued)
Springleaf Finance Corp.
6.00%, 06/01/2020 - 144A	$ 5,750,000	$ 5,663,750
7.75%, 10/01/2021 - 144A	1,000,000	1,075,000
Springleaf Finance Corp., Series MTN
6.50%, 09/15/2017	150,000	159,000
6.90%, 12/15/2017	6,527,000	7,065,477
Containers & Packaging - 2.1%
Ball Corp. 4.00%, 11/15/2023 (C)	3,370,000	3,104,613
Graphic Packaging International, Inc.
4.75%, 04/15/2021	2,280,000	2,251,500
7.88%, 10/01/2018	3,150,000	3,425,625
Packaging Dynamics Corp. 8.75%, 02/01/2016 - 144A	5,260,000	5,430,950
Sealed Air Corp.
5.25%, 04/01/2023 - 144A	1,100,000	1,078,000
8.13%, 09/15/2019 - 144A	3,465,000	3,906,787
8.38%, 09/15/2021 - 144A	1,425,000	1,631,625
Tekni-Plex, Inc. 9.75%, 06/01/2019 - 144A	2,270,000	2,565,100
Diversified Consumer Services - 0.4%
Service Corp., International
6.75%, 04/01/2015 - 04/01/2016	860,000	922,750
7.00%, 06/15/2017 (C)	1,240,000	1,390,350
7.00%, 05/15/2019	2,560,000	2,752,000
Diversified Financial Services - 3.8%
Bank of America Corp. 8.00%, 01/30/2018 (A) (B)	3,793,000	4,200,747
Citigroup, Inc.
5.90%, 02/15/2023 (A) (B) (C)	5,757,000	5,467,331
5.95%, 01/30/2023 (A) (B)	4,037,000	3,850,289
Denali Borrower LLC / Denali Finance Corp. 5.63%, 10/15/2020 - 144A (C)	10,771,000	10,663,290
General Motors Financial Co., Inc.
3.25%, 05/15/2018 - 144A	938,000	934,483
4.75%, 08/15/2017 - 144A	1,884,000	1,992,330
General Motors Financial Co., Inc. (Escrow Shares) 7.20%, 01/15/2049 (E)	2,825,000	0
ING US, Inc. 5.65%, 05/15/2053 (A) (C)	2,978,000	2,833,966
JPMorgan Chase & Co.
5.15%, 05/01/2023 (A) (B)	4,012,000	3,630,860
7.90%, 04/30/2018 (A) (B)	3,650,000	4,024,125
Nuveen Investments, Inc.
9.13%, 10/15/2017 - 144A (C)	985,000	955,450
9.50%, 10/15/2020 - 144A (C)	4,784,000	4,556,760
Diversified Telecommunication Services - 9.0%
CenturyLink, Inc.
5.63%, 04/01/2020	823,000	836,374
7.65%, 03/15/2042	11,636,000	10,792,390
Cincinnati Bell, Inc. 8.38%, 10/15/2020 (C)	4,444,000	4,732,860
Frontier Communications Corp.
7.63%, 04/15/2024	936,000	987,480
9.00%, 08/15/2031	11,012,000	11,397,420

	Principal	Value
Diversified Telecommunication Services (continued)
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	$ 6,028,000	$ 6,465,030
7.63%, 06/15/2021	4,372,000	4,787,340
Intelsat Jackson Holdings SA
5.50%, 08/01/2023 - 144A	6,426,000	6,201,090
8.50%, 11/01/2019	1,320,000	1,448,700
Koninklijke KPN NV 7.00%, 03/28/2073 - 144A (A) (C)	2,150,000	2,209,256
Level 3 Communications, Inc. 8.88%, 06/01/2019	300,000	327,375
Level 3 Financing, Inc.
6.13%, 01/15/2021 - 144A	490,000	498,575
7.00%, 06/01/2020 (C)	3,500,000	3,727,500
8.13%, 07/01/2019	8,665,000	9,553,162
Sprint Capital Corp. 8.75%, 03/15/2032	10,044,000	10,872,630
Virgin Media Finance PLC 6.38%, 04/15/2023 - 144A (C)	6,600,000	6,765,000
Virgin Media Secured Finance PLC 6.50%, 01/15/2018	3,505,000	3,645,200
Wind Acquisition Finance SA
7.25%, 02/15/2018 - 144A	3,435,000	3,615,338
11.75%, 07/15/2017 - 144A	500,000	531,250
Windstream Corp.
7.50%, 04/01/2023	3,334,000	3,475,695
7.75%, 10/15/2020 (C)	5,186,000	5,561,985
7.75%, 10/01/2021 - 144A	3,900,000	4,163,250
Electric Utilities - 1.6%
Elwood Energy LLC 8.16%, 07/05/2026	4,367,105	4,629,132
Homer City Generation, LP
8.14%, 10/01/2019
(Cash Rate: 8.14%) (D)	2,995,391	3,100,229
8.73%, 10/01/2026
(Cash Rate: 8.73%) (D)	5,109,595	5,275,657
LSP Energy, LP (Escrow Shares)
7.16%, 01/15/2014 (E)	7,150,000	7
8.16%, 07/15/2025 (E)	750,000	112
Red Oak Power LLC 9.20%, 11/30/2029	4,740,000	5,142,900
Electronic Equipment & Instruments - 0.4%
Belden, Inc. 5.50%, 09/01/2022 - 144A (C)	4,500,000	4,500,000
Energy Equipment & Services - 3.8%
El Paso LLC 7.25%, 06/01/2018	13,206,000	14,958,515
NuStar Logistics, LP
4.80%, 09/01/2020	2,560,000	2,380,800
6.75%, 02/01/2021	4,330,000	4,465,312
8.15%, 04/15/2018	5,710,000	6,395,200
Pacific Drilling SA 5.38%, 06/01/2020 - 144A	2,007,000	2,022,053
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.75%, 09/01/2020 (C)	9,355,000	9,682,425
6.88%, 12/01/2018	3,336,000	3,602,880
Food & Staples Retailing - 0.8%
Rite Aid Corp.
6.75%, 06/15/2021 (C)	3,722,000	3,936,015
7.70%, 02/15/2027	2,355,000	2,413,875
10.25%, 10/15/2019	2,252,000	2,530,685

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Food Products - 0.9%
ARAMARK Corp. 5.75%, 03/15/2020 - 144A	$ 1,705,000	$ 1,785,988
JBS USA LLC / JBS USA Finance, Inc. 7.25%, 06/01/2021 - 144A	2,123,000	2,176,075
Post Holdings, Inc.
7.38%, 02/15/2022 - 144A	248,000	264,430
7.38%, 02/15/2022	5,625,000	5,997,656
Gas Utilities - 0.1%
Star Gas Partners, LP / Star Gas Finance Co. 8.88%, 12/01/2017 (C)	1,046,000	1,098,300
Health Care Equipment & Supplies - 1.1%
Accellent, Inc. 10.00%, 11/01/2017 (C)	983,000	933,850
Biomet, Inc. 6.50%, 08/01/2020	5,428,000	5,767,250
Hologic, Inc. 6.25%, 08/01/2020	2,897,000	3,078,063
Mallinckrodt International Finance SA
3.50%, 04/15/2018 - 144A	635,000	633,929
4.75%, 04/15/2023 - 144A	2,542,000	2,449,453
Health Care Providers & Services - 6.6%
CHS/Community Health Systems, Inc.
7.13%, 07/15/2020 (C)	7,490,000	7,883,225
8.00%, 11/15/2019	9,726,000	10,540,552
DaVita HealthCare Partners, Inc.
5.75%, 08/15/2022	5,326,000	5,465,807
6.38%, 11/01/2018 (C)	3,804,000	3,989,445
Fresenius Medical Care US Finance II, Inc.
5.63%, 07/31/2019 - 144A	2,525,000	2,701,750
5.88%, 01/31/2022 - 144A	2,150,000	2,279,000
HCA Holdings, Inc.
6.25%, 02/15/2021	5,564,000	5,842,200
7.75%, 05/15/2021 (C)	2,888,000	3,162,360
HCA, Inc.
5.88%, 03/15/2022	5,000,000	5,262,500
6.50%, 02/15/2020	1,300,000	1,446,250
7.50%, 02/15/2022	3,074,000	3,454,408
7.88%, 02/15/2020	2,750,000	2,983,750
HealthSouth Corp. 7.75%, 09/15/2022	4,729,000	5,178,255
LifePoint Hospitals, Inc. 6.63%, 10/01/2020	5,634,000	5,972,040
Tenet Healthcare Corp.
4.38%, 10/01/2021 - 144A	2,344,000	2,250,240
6.00%, 10/01/2020 - 144A	1,293,000	1,367,348
6.25%, 11/01/2018	275,000	301,125
8.13%, 04/01/2022 - 144A (C)	4,016,000	4,397,520
Hotels, Restaurants & Leisure - 6.0%
Caesars Entertainment Operating Co., Inc.
9.00%, 02/15/2020	1,112,000	1,042,500
9.00%, 02/15/2020 (C)	1,000,000	937,500
10.00%, 12/15/2018 (C)	6,051,000	3,040,628
12.75%, 04/15/2018	6,500,000	3,835,000
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope 8.00%, 10/01/2020 - 144A (C)	1,536,000	1,539,840
CityCenter Holdings LLC / CityCenter Finance Corp. 10.75%, 01/15/2017 (Cash Rate: 10.75%) (D)	2,538,987	2,721,794

	Principal	Value
Hotels, Restaurants & Leisure (continued)
Felcor Lodging, LP 5.63%, 03/01/2023	$ 1,515,000	$ 1,492,275
Gibson Brands, Inc. 8.88%, 08/01/2018 - 144A (C)	661,000	690,745
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021 - 144A	2,326,000	2,389,965
Mashantucket Western Pequot Tribe 6.50%, 07/01/2036	2,912,551	385,913
MGM Resorts International
6.63%, 12/15/2021 (C)	3,787,000	4,047,356
6.75%, 10/01/2020 (C)	8,489,000	9,253,010
10.00%, 11/01/2016 (C)	3,575,000	4,325,750
11.38%, 03/01/2018 (C)	2,977,000	3,818,002
MISA Investments, Ltd. 8.63%, 08/15/2018 - 144A	368,000	380,880
NCL Corp., Ltd. 5.00%, 02/15/2018 - 144A	579,000	584,066
Pinnacle Entertainment, Inc. 7.50%, 04/15/2021	6,892,000	7,563,970
PNK Finance Corp. 6.38%, 08/01/2021 - 144A	542,000	569,100
Regal Cinemas Corp. 8.63%, 07/15/2019	5,425,000	5,859,000
Royal Caribbean Cruises, Ltd. 7.25%, 06/15/2016 (C)	745,000	839,988
Seneca Gaming Corp. 8.25%, 12/01/2018 - 144A	2,500,000	2,690,625
Viking Cruises, Ltd. 8.50%, 10/15/2022 - 144A	2,971,000	3,327,520
WMG Acquisition Corp. 6.00%, 01/15/2021 - 144A (C)	3,487,000	3,661,350
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, 08/15/2020	2,672,000	3,012,680
Household Durables - 3.9%
Beazer Homes USA, Inc.
6.63%, 04/15/2018	1,949,000	2,075,685
7.25%, 02/01/2023	4,201,000	4,053,965
7.50%, 09/15/2021 - 144A	1,186,000	1,177,105
9.13%, 06/15/2018 - 05/15/2019	4,891,000	5,221,142
Brookfield Residential Properties, Inc. 6.50%, 12/15/2020 - 144A	2,283,000	2,351,490
Jarden Corp.
7.50%, 05/01/2017	1,262,000	1,460,765
7.50%, 01/15/2020 (C)	4,000,000	4,340,000
KB Home
7.25%, 06/15/2018	2,765,000	3,013,850
9.10%, 09/15/2017	3,666,000	4,270,890
Meritage Homes Corp.
4.50%, 03/01/2018	2,145,000	2,128,913
7.00%, 04/01/2022	1,413,000	1,497,780
7.15%, 04/15/2020	4,221,000	4,590,337
Standard Pacific Corp.
6.25%, 12/15/2021	1,800,000	1,854,000
8.38%, 05/15/2018	610,000	707,600
8.38%, 01/15/2021 (C)	1,725,000	1,979,438
Tempur Sealy International, Inc. 6.88%, 12/15/2020 (C)	3,135,000	3,346,612

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Household Products - 1.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	$ 745,000	$ 769,213
6.88%, 02/15/2021	300,000	325,500
7.13%, 04/15/2019	9,089,000	9,702,507
9.88%, 08/15/2019	2,300,000	2,544,375
Sun Products Corp. 7.75%, 03/15/2021 - 144A (C)	5,588,000	5,029,200
Independent Power Producers & Energy Traders - 2.5%
Calpine Corp.
6.00%, 01/15/2022 - 144A (C)	425,000	440,938
7.50%, 02/15/2021 - 144A	6,840,000	7,387,200
7.88%, 07/31/2020 - 144A	3,052,000	3,334,310
NRG Energy, Inc.
6.63%, 03/15/2023 (C)	3,775,000	3,902,406
7.88%, 05/15/2021	9,897,000	10,936,185
8.25%, 09/01/2020	2,106,000	2,348,190
Insurance - 1.1%
Lincoln National Corp. 7.00%, 05/17/2066 (A)	9,575,000	9,886,187
Prudential Financial, Inc. 5.20%, 03/15/2044 (A) (C)	3,191,000	3,095,270
IT Services - 1.1%
SunGard Data Systems, Inc.
6.63%, 11/01/2019	2,250,000	2,351,250
7.63%, 11/15/2020 (C)	8,387,000	9,131,347
Unisys Corp. 6.25%, 08/15/2017 (C)	615,000	657,281
Media - 7.7%
Cablevision Systems Corp.
5.88%, 09/15/2022 (C)	3,850,000	3,854,812
7.75%, 04/15/2018	10,512,000	11,931,120
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023 (C)	1,900,000	1,767,000
5.75%, 09/01/2023 - 144A	1,436,000	1,365,995
5.75%, 01/15/2024 (C)	11,336,000	10,740,860
6.50%, 04/30/2021	800,000	832,000
Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020 - 144A	3,030,000	3,143,625
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	9,003,000	9,392,680
7.63%, 03/15/2020	5,166,000	5,509,705
DISH DBS Corp.
4.63%, 07/15/2017 (C)	3,026,000	3,147,040
5.00%, 03/15/2023 (C)	3,889,000	3,718,856
5.88%, 07/15/2022	5,252,000	5,376,735
7.13%, 02/01/2016	1,000,000	1,105,000
7.75%, 05/31/2015	468,000	511,875
7.88%, 09/01/2019 (C)	1,700,000	1,976,250
Griffey Intermediate, Inc. / Griffey Finance Sub LLC 7.00%, 10/15/2020 - 144A (C)	2,572,000	1,864,700
Nara Cable Funding, Ltd. 8.88%, 12/01/2018 - 144A	3,510,000	3,746,925
Regal Entertainment Group 5.75%, 06/15/2023 (C)	1,855,000	1,831,813
Sirius XM Radio, Inc. 5.75%, 08/01/2021 - 144A (C)	2,337,000	2,383,740

	Principal	Value
Media (continued)
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 7.50%, 03/15/2019 - 144A	$ 2,275,000	$ 2,468,375
Univision Communications, Inc.
6.88%, 05/15/2019 - 144A	4,050,000	4,363,875
7.88%, 11/01/2020 - 144A	6,005,000	6,665,550
Metals & Mining - 0.3%
Walter Energy, Inc. 9.50%, 10/15/2019 - 144A	3,273,000	3,453,015
Multiline Retail - 0.2%
Brookstone Co., Inc. 13.00%, 10/15/2014 - 144A	1,716,000	1,450,020
JC Penney Corp., Inc. 7.40%, 04/01/2037 (C)	1,885,000	1,281,800
Oil, Gas & Consumable Fuels - 4.2%
Antero Resources Finance Corp. 5.38%, 11/01/2021 - 144A (F)	975,000	990,844
Chesapeake Energy Corp.
6.13%, 02/15/2021 (C)	2,000,000	2,185,000
6.63%, 08/15/2020 (C)	3,035,000	3,421,962
Continental Resources, Inc.
7.13%, 04/01/2021	650,000	728,000
8.25%, 10/01/2019	2,460,000	2,706,000
Energy Transfer Equity, LP 7.50%, 10/15/2020	6,104,000	7,050,120
Energy XXI Gulf Coast, Inc. 7.50%, 12/15/2021 - 144A	2,319,000	2,423,355
Linn Energy LLC / Linn Energy Finance Corp.
7.00%, 11/01/2019 - 144A (C)	5,300,000	5,286,750
7.75%, 02/01/2021 (C)	1,740,000	1,796,550
8.63%, 04/15/2020	3,640,000	3,876,600
Newfield Exploration Co.
5.75%, 01/30/2022	1,000,000	1,050,000
6.88%, 02/01/2020 (C)	1,238,000	1,324,660
7.13%, 05/15/2018 (C)	295,000	306,063
Plains Exploration & Production Co. 6.75%, 02/01/2022	7,340,000	8,071,431
SM Energy Co.
6.50%, 11/15/2021 - 01/01/2023	2,890,000	3,127,850
6.63%, 02/15/2019	1,328,000	1,414,320
Whiting Petroleum Corp. 5.75%, 03/15/2021 - 144A	1,965,000	2,068,162
Paper & Forest Products - 0.5%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/2017 - 144A	1,250,000	1,351,563
Boise Cascade Co. 6.38%, 11/01/2020	2,698,000	2,819,410
Exopack Holdings SA 7.88%, 11/01/2019 - 144A (F)	1,940,000	1,940,000
Personal Products - 0.6%
First Quality Finance Co., Inc. 4.63%, 05/15/2021 - 144A	2,982,000	2,817,990
Revlon Consumer Products Corp. 5.75%, 02/15/2021 - 144A (C)	3,621,000	3,575,738
Pharmaceuticals - 0.8%
Valeant Pharmaceuticals International
6.88%, 12/01/2018 - 144A	3,350,000	3,580,313
7.00%, 10/01/2020 - 144A	900,000	969,750
7.50%, 07/15/2021 - 144A	3,682,000	4,087,020

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Real Estate Investment Trusts - 0.8%
DuPont Fabros Technology, LP 5.88%, 09/15/2021 - 144A (C)	$ 4,454,000	$ 4,565,350
Host Hotels & Resorts, LP 6.00%, 11/01/2020	4,475,000	4,878,350
Real Estate Management & Development - 0.7%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/2018 - 144A (C)	7,517,000	8,061,983
Road & Rail - 0.9%
Aviation Capital Group Corp.
4.63%, 01/31/2018 - 144A	1,024,000	1,044,220
6.75%, 04/06/2021 - 144A	3,823,000	4,119,282
7.13%, 10/15/2020 - 144A	560,000	621,600
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 9.75%, 03/15/2020	3,605,000	4,217,850
Semiconductors & Semiconductor Equipment - 1.2%
Freescale Semiconductor, Inc.
5.00%, 05/15/2021 - 144A (C)	5,266,000	5,121,185
6.00%, 01/15/2022 - 144A (F)	1,650,000	1,668,562
9.25%, 04/15/2018 - 144A	1,596,000	1,725,675
NXP BV / NXP Funding LLC
3.75%, 06/01/2018 - 144A	800,000	802,000
5.75%, 03/15/2023 - 144A (C)	4,450,000	4,583,500
Software - 1.6%
Blackboard, Inc. 7.75%, 11/15/2019 - 144A	1,140,000	1,145,700
First Data Corp.
6.75%, 11/01/2020 - 144A	8,150,000	8,628,812
7.38%, 06/15/2019 - 144A	1,148,000	1,235,535
8.75%, 01/15/2022 - 144A (Cash Rate: 8.75%) (D)	2,717,000	2,900,397
8.88%, 08/15/2020 - 144A	2,160,000	2,408,400
11.75%, 08/15/2021 - 144A	1,881,000	1,913,918
Interface Security Systems Holdings, Inc. / Interface Security Systems LLC 9.25%, 01/15/2018 - 144A	313,000	328,650
Specialty Retail - 0.8%
Claire’s Stores, Inc.
7.75%, 06/01/2020 - 144A (C)	955,000	950,225
9.00%, 03/15/2019 - 144A (C)	7,608,000	8,501,940
Textiles, Apparel & Luxury Goods - 0.9%
Jones Group, Inc. 6.13%, 11/15/2034	4,294,000	3,521,080
Jones Group, Inc. / Apparel Group Hold 6.88%, 03/15/2019	266,000	277,305
Levi Strauss & Co. 6.88%, 05/01/2022	5,059,000	5,489,015
PVH Corp. 7.38%, 05/15/2020	1,175,000	1,286,625
Trading Companies & Distributors - 0.6%
International Lease Finance Corp. 8.63%, 09/15/2015	5,665,000	6,302,313
Transportation Infrastructure - 0.3%
syncreon Group BV / syncreon Global Finance US, Inc. 8.63%, 11/01/2021 - 144A	2,800,000	2,835,000
Wireless Telecommunication Services - 2.4%
Cricket Communications, Inc. 7.75%, 10/15/2020 (C)	3,577,000	4,086,722

	Principal	Value
Wireless Telecommunication Services (continued)
MetroPCS Wireless, Inc. 6.63%, 04/01/2023 - 144A (C)	$ 5,700,000	$ 5,963,625
Sprint Communications, Inc. 9.00%, 11/15/2018 - 144A	8,445,000	10,239,562
Sprint Corp.
7.25%, 09/15/2021 - 144A (C)	3,207,000	3,455,543
7.88%, 09/15/2023 - 144A	2,973,000	3,225,705

Total Corporate Debt Securities (cost $980,415,063)		1,001,945,311

LOAN ASSIGNMENTS - 4.5%
Aerospace & Defense - 0.3%
Silver II US Holdings, LLC, Term Loan 4.00%, 12/13/2019 (A) (G)	2,992,462	2,985,397
Commercial Services & Supplies - 0.5%
ADS Waste Holdings, Inc., Term Loan B 4.25%, 10/09/2019 (A) (G)	2,992,462	3,008,047
Ceridian Corp., Term Loan B 4.42%, 05/09/2017 (A) (G)	3,000,000	3,008,751
Communications Equipment - 0.1%
Sorenson Communications, 1st Lien 9.50%, 10/31/2014	696,500	704,336
Containers & Packaging - 0.2%
Exopack LLC, New Term Loan B —, 04/24/2019 (G) (H)	1,896,000	1,922,070
Diversified Telecommunication Services - 0.4%
Intelsat Jackson Holdings, Ltd. Term Loan B1 —, 04/02/2018 (G) (H)	4,000,000	4,015,716
Level 3 Financing, Inc., New 2020 Term Loan B 4.00%, 01/15/2020 (G)	1,000,000	1,004,490
Energy Equipment & Services - 0.3%
Stallion Oilfield Services, Term Loan B 8.00%, 06/19/2018 (A) (G)	3,890,250	3,963,192
Food Products - 0.3%
Del Monte Foods Co., Term Loan 4.00%, 03/08/2018 (A) (G)	4,000,000	4,002,000
Hotels, Restaurants & Leisure - 1.0%
Citycenter Holdings, LLC Term Loan B 5.00%, 10/16/2020 (G)	3,000,000	3,023,751
Dunkin’ Brands, Inc., Term Loan B3 3.75%, 02/14/2020 (A) (G)	3,989,124	3,999,097
Great Wolf Resorts, Inc., Term Loan B 4.50%, 08/06/2020 (A) (G)	3,990,000	3,994,987
Independent Power Producers & Energy Traders - 0.3%
Dynegy Holdings, Inc., Term Loan B2 4.00%, 04/23/2020 (A) (G)	3,990,000	3,986,437
Multiline Retail - 0.3%
JC Penney Corp., Inc. 1st Lien 6.00%, 05/22/2018 (A)	3,890,250	3,764,626
Software - 0.4%
BMC Software Finance, Inc. Term Loan 5.00%, 09/10/2020 (G)	4,000,000	4,036,668
Textiles, Apparel & Luxury Goods - 0.4%
Philips-Van Heusen, Term Loan B 3.25%, 02/13/2020 (A) (G)	4,000,000	4,010,000

Total Loan Assignments (cost $51,276,097)		51,429,565

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
PREFERRED STOCKS - 2.0%
Capital Markets - 0.1%
Goldman Sachs Group, Inc. - Series J, 5.50% (A) (C)	53,745	$ 1,226,998
Commercial Banks - 0.4%
GMAC Capital Trust I - Series 2, 8.13% (A)	174,225	4,679,684
Consumer Finance - 1.0%
Ally Financial, Inc. 144A, 7.00%	6,053	5,811,826
Ally Financial, Inc. - Series A, 8.50% (A)	211,700	5,715,900
Diversified Financial Services - 0.2%
Citigroup, Inc., 6.88% (A)	85,000	2,103,750
Insurance - 0.3%
Hartford Financial Services Group, Inc., 7.88% (A) (C)	108,859	3,141,671

Total Preferred Stocks (cost $20,137,036)		22,679,829

COMMON STOCKS - 0.7%
Automobiles - 0.1%
General Motors Co. (C) (I)	11,558	427,068
Motors Liquidation Co. GUC Trust (I)	2,901	105,306
Independent Power Producers & Energy Traders - 0.5%
Dynegy, Inc. - Class A (C) (I)	273,046	5,305,284
IT Services - 0.1%
Unisys Corp. (C) (I)	61,972	1,632,962

Total Common Stocks (cost $11,104,394)		7,470,620

WARRANTS - 0.0% (J)
Automobiles - 0.0% (J)
General Motors Co., Class A (I) Expiration: 07/10/2016 Exercise Price: $10.00	203	5,554
General Motors Co., Class A (I) Expiration: 07/10/2019 Exercise Price: $18.33	203	3,969

Total Warrants (cost $0)		9,523

	Shares	Value
SECURITIES LENDING COLLATERAL - 13.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (K)	149,986,454	$ 149,986,454

Total Securities Lending Collateral (cost $149,986,454)		149,986,454

	Principal	Value
REPURCHASE AGREEMENT - 3.5%
State Street Bank & Trust Co. 0.01% (K), dated 10/31/2013, to be repurchased at $40,016,055 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/15/2029, and with a value of $40,817,414.	$ 40,016,044	40,016,044

Total Repurchase Agreement (cost $40,016,044)		40,016,044

Total Investment Securities (cost $1,261,022,157) (L)		1,281,815,784
Other Assets and Liabilities - Net - (12.7%)		(144,935,060)

Net Assets - 100.0%		$ 1,136,880,724

VALUATION SUMMARY: (M)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Preferred Corporate Debt Security	$—	$8,278,438	$—	$8,278,438
Corporate Debt Securities
Aerospace & Defense	—	12,668,725	—	12,668,725
Airlines	—	16,378,393	—	16,378,393
Auto Components	—	5,344,010	—	5,344,010
Automobiles	—	10,040,423	—	10,040,423
Beverages	—	7,873,575	—	7,873,575
Building Products	—	26,415,819	—	26,415,819
Chemicals	—	22,081,012	—	22,081,012
Commercial Banks	—	10,910,808	—	10,910,808
Commercial Services & Supplies	—	41,265,412	—	41,265,412
Construction & Engineering	—	14,308,830	—	14,308,830
Consumer Finance	—	23,917,073	—	23,917,073
Containers & Packaging	—	23,394,200	—	23,394,200

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY (continued): (M)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
Investment Securities (continued)
Corporate Debt Securities (continued)
Diversified Consumer Services	$—	$5,065,100	$—	$5,065,100
Diversified Financial Services	—	43,109,631	0	43,109,631
Diversified Telecommunication Services	—	102,594,900	—	102,594,900
Electric Utilities	—	18,147,918	119	18,148,037
Electronic Equipment & Instruments	—	4,500,000	—	4,500,000
Energy Equipment & Services	—	43,507,185	—	43,507,185
Food & Staples Retailing	—	8,880,575	—	8,880,575
Food Products	—	10,224,149	—	10,224,149
Gas Utilities	—	1,098,300	—	1,098,300
Health Care Equipment & Supplies	—	12,862,545	—	12,862,545
Health Care Providers & Services	—	74,477,775	—	74,477,775
Hotels, Restaurants & Leisure	—	68,009,457	—	68,009,457
Household Durables	—	44,069,572	—	44,069,572
Household Products	—	18,370,795	—	18,370,795
Independent Power Producers & Energy Traders	—	28,349,229	—	28,349,229
Insurance	—	12,981,457	—	12,981,457
IT Services	—	12,139,878	—	12,139,878
Media	—	87,698,531	—	87,698,531
Metals & Mining	—	3,453,015	—	3,453,015
Multiline Retail	—	2,731,820	—	2,731,820
Oil, Gas & Consumable Fuels	—	47,827,667	—	47,827,667
Paper & Forest Products	—	6,110,973	—	6,110,973
Personal Products	—	6,393,728	—	6,393,728
Pharmaceuticals	—	8,637,083	—	8,637,083
Real Estate Investment Trusts	—	9,443,700	—	9,443,700
Real Estate Management & Development	—	8,061,983	—	8,061,983
Road & Rail	—	10,002,952	—	10,002,952
Semiconductors & Semiconductor Equipment	—	13,900,922	—	13,900,922
Software	—	18,561,412	—	18,561,412
Specialty Retail	—	9,452,165	—	9,452,165
Textiles, Apparel & Luxury Goods	—	10,574,025	—	10,574,025
Trading Companies & Distributors	—	6,302,313	—	6,302,313
Transportation Infrastructure	—	2,835,000	—	2,835,000
Wireless Telecommunication Services	—	26,971,157	—	26,971,157
Loan Assignments	—	51,429,565	—	51,429,565
Preferred Stocks	22,679,829	—	—	22,679,829
Common Stocks	7,470,620	—	—	7,470,620
Warrants	9,523	—	—	9,523
Securities Lending Collateral	149,986,454	—	—	149,986,454
Repurchase Agreement	—	40,016,044	—	40,016,044
Total Investment Securities	$180,146,426	$1,101,669,239	$119	$1,281,815,784

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (N)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (O)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (N)
Corporate Debt Securities	$—	$—	$—	$—	$—	$119	$—	$—	$119	$119

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(B)	The security has a perpetual maturity. The date shown is the next call date.
(C)	All or a portion of this security is on loan. The value of all securities on loan is $146,852,029. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $119, or less than 0.01% of the fund’s net assets.
(F)	When-issued security. A conditional transaction in a security authorized for issuance, but not yet issued.
(G)	Illiquid. Total aggregate market value of illiquid securities is $46,960,603, or 4.13% of fund’s net assets.
(H)	All or a portion of this security represents unsettled loan commitments at October 31, 2013 where the rate will be determined at time of settlement.
(I)	Non-income producing security.
(J)	Percentage rounds to less than 0.1%.
(K)	Rate shown reflects the yield at October 31, 2013.
(L)	Aggregate cost for federal income tax purposes is $1,261,171,425. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $35,252,079 and $14,607,720, respectively. Net unrealized appreciation for tax purposes is $20,644,359.
(M)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(N)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(O)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $318,093,484, or 27.98% of the fund’s net assets.
MTN	Medium Term Note

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 57.4%
California - 5.0%
Foothill-Eastern Transportation Corridor Agency (Revenue Bonds) Insurer: NATL-RE 5.38%, 01/15/2015	$ 25,000	$ 25,055
San Ysidro School District (General Obligation Unlimited) Series E, Insurer: AGM Zero Coupon, 08/01/2032	35,000	10,959
Santee School District (General Obligation Unlimited) Series E, Insurer: AGM Zero Coupon, 05/01/2051	150,000	14,759
Illinois - 21.9%
Chicago Board of Education (General Obligation Unlimited) Series B, Insurer: AGM 5.00%, 12/01/2024	115,000	119,410
Illinois Finance Authority (Revenue Bonds) 6.50%, 04/01/2044	100,000	103,356
Michigan - 12.5%
City of Detroit, MI
4.00%, 04/01/2018	20,000	16,454
(General Obligation Unlimited) Series A, Insurer: ASSURED GTY
4.00%, 04/01/2018	30,000	28,819
Series B
5.00%, 04/01/2018	40,000	38,421
Michigan State Hospital Finance Authority (Revenue Bonds) Series A 5.25%, 11/15/2046	45,000	43,546
Ohio - 2.5%
Buckeye Tobacco Settlement Financing Authority (Revenue Bonds) Series A-2 5.13%, 06/01/2024	30,000	25,542

	Principal	Value
Pennsylvania - 3.4%
City of Harrisburg, PA (General Obligation Unlimited) Series D, Insurer: AMBAC Zero Coupon, 03/15/2014	$ 35,000	$ 34,162
Puerto Rico - 12.1%
Commonwealth of Puerto Rico
5.00%, 07/01/2027	10,000	7,364
(General Obligation Unlimited) Insurer: AGM
5.50%, 07/01/2015	50,000	50,659
Puerto Rico Convention Center District Authority (Revenue Bonds) Series A, Insurer: AMBAC 5.00%, 07/01/2017	50,000	46,127
Puerto Rico Infrastructure Financing Authority (Revenue Bonds) Series C, Insurer: AMBAC 5.50%, 07/01/2016	20,000	19,070

Total Municipal Government Obligations (cost $573,748)		583,703

REPURCHASE AGREEMENT - 55.0%
State Street Bank & Trust Co. 0.01% (A), dated 10/31/2013, to be repurchased at $558,303 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 12/25/2042, and with a value of $570,140.	558,303	558,303

Total Repurchase Agreement (cost $558,303)		558,303

Total Investment Securities (cost $1,132,051) (B)		1,142,006
Other Assets and Liabilities - Net - (12.4%)		(125,644)

Net Assets - 100.0%		$ 1,016,362

VALUATION SUMMARY: (C)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Municipal Government Obligations	$—	$583,703	$—	$583,703
Repurchase Agreement	—	558,303	—	558,303
Total Investment Securities	$—	$1,142,006	$—	$1,142,006
NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	Aggregate cost for federal income tax purposes is $1,132,051. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $10,580 and $625, respectively. Net unrealized appreciation for tax purposes is $9,955.
(C)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

DEFINITIONS:

AGM	Assured Guaranty Municipal Corporation
AMBAC	AMBAC Financial Group, Inc.
ASSURED GTY	Assured Guaranty, Ltd.
NATL-RE	National Public Finance Guarantee Corporation

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Income & Growth

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 76.2%
Aerospace & Defense - 3.1%
BAE Systems PLC	1,997,722	$ 14,564,704
Airlines - 3.1%
Japan Airlines Co., Ltd.	251,740	14,669,686
Automobiles - 3.4%
Daimler AG	195,559	16,048,034
Beverages - 6.3%
Coca-Cola Amatil, Ltd. (A)	1,354,311	16,512,351
Thai Beverage PCL (A)	30,250,003	13,271,817
Capital Markets - 4.0%
Federated Investors, Inc. - Class B (A)	459,903	12,472,569
Solar Capital, Ltd. (A)	277,305	6,364,150
Chemicals - 3.2%
BASF SE - Class R	62,406	6,492,990
LyondellBasell Industries NV - Class A	59,280	4,422,288
Yara International ASA	99,540	4,297,256
Commercial Banks - 1.6%
Commonwealth Bank of Australia	101,970	7,332,359
Construction & Engineering - 0.9%
NRW Holdings, Ltd.	3,325,626	4,400,502
Diversified Telecommunication Services - 10.7%
AT&T, Inc.	235,457	8,523,543
BCE, Inc. (A)	143,922	6,262,640
Belgacom SA (A)	317,660	8,697,218
Swisscom AG	27,304	13,935,617
Telstra Corp., Ltd. (A)	2,598,624	12,722,545
Energy Equipment & Services - 2.9%
Diamond Offshore Drilling, Inc. (A)	220,878	13,678,975
Media - 2.6%
Regal Entertainment Group - Class A (A)	651,169	12,378,723
Oil, Gas & Consumable Fuels - 7.9%
Canadian Oil Sands, Ltd.	575,730	11,220,288
Kinder Morgan, Inc. (A)	61,710	2,178,980
Ship Finance International, Ltd. (A)	567,410	9,390,636
Total SA	235,997	14,504,027
Pharmaceuticals - 4.3%
AstraZeneca PLC - ADR (A)	171,250	9,052,275
Novartis AG - ADR	68,649	5,323,730
Sanofi	54,300	5,790,423
Real Estate Investment Trusts - 15.2%
Ascendas Real Estate Investment Trust	6,551,756	12,500,130
CDL Hospitality Trusts	2,465,432	3,304,576
Cofinimmo	50,547	6,105,338
Health Care REIT, Inc.	105,557	6,845,372
National Retail Properties, Inc. (A)	280,398	9,645,691
PennyMac Mortgage Investment Trust (A)	643,280	14,840,470
Realty Income Corp. (A)	224,270	9,340,846
Starwood Property Trust, Inc. (A)	348,367	8,949,548
Tobacco - 2.8%
British American Tobacco PLC	85,456	4,708,010
Imperial Tobacco Group PLC	121,898	4,552,057
Philip Morris International, Inc.	42,592	3,795,799
Transportation Infrastructure - 1.8%
SATS, Ltd. (A)	3,111,595	8,516,682
Wireless Telecommunication Services - 2.4%
Vodafone Group PLC - ADR	304,536	11,213,016

Total Common Stocks (cost $336,379,346)		358,825,861

	Shares	Value
MASTER LIMITED PARTNERSHIPS - 20.9%
Capital Markets - 2.9%
Oaktree Capital Group LLC - Class A	237,109	$ 13,496,244
Diversified Financial Services - 2.0%
KKR Financial Holdings LLC	931,109	9,227,290
Electric Utilities - 1.4%
Brookfield Infrastructure Partners, LP	166,348	6,549,121
Oil, Gas & Consumable Fuels - 14.6%
Alliance Resource Partners, LP	87,813	6,665,885
Boardwalk Pipeline Partners, LP	369,160	11,056,342
Cheniere Energy Partners, LP	158,614	4,905,931
Energy Transfer Equity, LP	33,318	2,251,964
Energy Transfer Partners, LP - Class B	222,866	11,805,212
Kinder Morgan Energy Partners, LP	207,739	16,764,537
TC Pipelines, LP	135,778	6,926,036
Teekay LNG Partners, LP	207,413	8,607,639

Total Master Limited Partnerships (cost $94,669,647)		98,256,201

SECURITIES LENDING COLLATERAL - 21.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (B)	101,609,199	101,609,199

Total Securities Lending Collateral (cost $101,609,199)		101,609,199

	Principal	Value
REPURCHASE AGREEMENT - 2.4%
State Street Bank & Trust Co. 0.01% (B), dated 10/31/2013, to be repurchased at $11,466,539 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $11,699,390.	$ 11,466,536	11,466,536

Total Repurchase Agreement (cost $11,466,536)		11,466,536

Total Investment Securities (cost $544,124,728) (C)		570,157,797
Other Assets and Liabilities - Net - (21.1%)		(99,309,616)

Net Assets - 100.0%		$ 470,848,181

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Income & Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$165,899,539	$192,926,322	$—	$358,825,861
Master Limited Partnerships	98,256,201	—	—	98,256,201
Securities Lending Collateral	101,609,199	—	—	101,609,199
Repurchase Agreement	—	11,466,536	—	11,466,536
Total Investment Securities	$365,764,939	$204,392,858	$—	$570,157,797

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $98,033,022. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at October 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $539,910,810. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $40,590,690 and $10,343,703, respectively. Net unrealized appreciation for tax purposes is $30,246,987.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Bond

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 72.6%
Australia - 1.9%
New South Wales Treasury Corp.
5.50%, 03/01/2017	AUD 2,450,000	$ 2,475,659
Austria - 1.0%
Austria Government Bond
4.35%, 03/15/2019 - Reg S	EUR 850,000	1,351,921
Belgium - 2.3%
Belgium Government Bond
4.25%, 09/28/2021 - 03/28/2041 - Reg S	1,300,000	2,044,187
5.00%, 03/28/2035 - Reg S	620,000	1,059,865
Canada - 4.6%
Canadian Government Bond
3.25%, 06/01/2021	CAD 4,720,000	4,879,574
5.00%, 06/01/2037	590,000	759,477
5.75%, 06/01/2033	383,000	522,432
Denmark - 1.5%
Denmark Government Bond
4.00%, 11/15/2019	DKK 9,050,000	1,936,609
France - 11.1%
Caisse d’Amortissement de la Dette Sociale
3.75%, 10/25/2020	EUR 720,000	1,116,109
Caisse d’Amortissement de la Dette Sociale, Series MTN
2.25%, 12/07/2015	GBP 1,000,000	1,648,070
3.75%, 09/08/2014	1,000,000	1,644,607
France Government Bond OAT
3.00%, 10/25/2015 - 04/25/2022	EUR 4,500,000	6,591,948
4.50%, 04/25/2041	910,000	1,516,640
5.75%, 10/25/2032	1,187,850	2,254,888
Germany - 7.0%
Bundesrepublik Deutschland
1.75%, 07/04/2022	4,500,000	6,271,783
4.00%, 01/04/2037	709,000	1,198,685
5.50%, 01/04/2031	950,000	1,845,405
Italy - 7.7%
Italy Buoni Poliennali del Tesoro
4.00%, 09/01/2020	5,300,000	7,505,502
4.75%, 09/01/2044 - Reg S	1,470,000	1,953,878
5.00%, 09/01/2040 - Reg S	580,000	802,536
Japan - 15.4%
10-Year Japan Government Bond
1.10%, 06/20/2021	JPY 95,000,000	1,015,859
Japan Government Bond
1.30%, 03/20/2015	524,000,000	5,417,173
2.10%, 12/20/2026 - 09/20/2028	646,900,000	7,563,120
2.20%, 09/20/2039 - 03/20/2041	564,000,000	6,454,062
Mexico - 0.9%
United Mexican States
10.00%, 12/05/2024	MXN 12,000,000	1,211,567
Netherlands - 3.7%
Netherlands Government Bond
3.25%, 07/15/2021 - Reg S	EUR 1,210,000	1,838,576
3.75%, 01/15/2042 - Reg S	655,000	1,062,074
4.50%, 07/15/2017 - Reg S	1,060,000	1,642,745
5.50%, 01/15/2028 - 144A	175,000	323,077

	Principal	Value
Russian Federation - 1.5%
Russian Federal Bond - OFZ
7.60%, 07/20/2022	RUB 63,550,000	$ 2,052,892
Spain - 4.6%
Spain Government Bond
3.75%, 10/31/2018	EUR 600,000	849,802
4.40%, 10/31/2023 - Reg S	2,000,000	2,792,347
4.90%, 07/30/2040	870,000	1,177,875
5.40%, 01/31/2023 - Reg S	850,000	1,279,883
Supranational - 3.1%
European Investment Bank, Series MTN
1.00%, 07/13/2018	3,000,000	4,094,115
Sweden - 1.7%
Sweden Government Bond
4.50%, 08/12/2015	SEK 14,000,000	2,291,389
United Kingdom - 4.6%
U.K. Gilt
1.25%, 07/22/2018 - Reg S	GBP 1,190,000	1,888,869
4.50%, 09/07/2034 - 12/07/2042 - Reg S	2,230,000	4,280,011

Total Foreign Government Obligations (cost $93,695,453)		96,615,211

MORTGAGE-BACKED SECURITY - 0.4%
Italy - 0.4%
BPM Securitisation Srl Series 2, Class A2
0.37%, 01/15/2043 - Reg S (A)	EUR 417,978	535,500

Total Mortgage-Backed Security (cost $516,067)		535,500

ASSET-BACKED SECURITY - 0.6%
Italy - 0.6%
Leasimpresa Finance Srl Series 2, Class A
0.35%, 12/22/2025 - Reg S (A)	600,695	808,348

Total Asset-Backed Security (cost $766,811)		808,348

CORPORATE DEBT SECURITIES - 21.9%
Australia - 1.5%
Commonwealth Bank of Australia, Series MTN
2.63%, 01/12/2017 - Reg S	1,400,000	2,014,615
Canada - 0.6%
Toronto-Dominion Bank, Series MTN
5.38%, 05/14/2015 - Reg S	600,000	874,984
Finland - 1.7%
Nordea Bank Finland Abp
2.25%, 11/16/2015	1,600,000	2,251,422
France - 2.4%
BNP Paribas Home Loan SFH, Series MTN
3.38%, 01/12/2017	1,100,000	1,618,921
Cie de Financement Foncier SA, Series MTN
4.75%, 06/25/2015	1,100,000	1,597,872

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Germany - 5.0%
KFW
2.05%, 02/16/2026	JPY 99,000,000	$ 1,162,691
2.60%, 06/20/2037	112,000,000	1,375,480
KFW, Series MTN
5.50%, 12/07/2015	GBP 2,350,000	4,135,947
Netherlands - 1.2%
ING Bank NV, Series MTN
3.38%, 03/23/2017 - Reg S	EUR 1,100,000	1,621,884
Norway - 2.7%
Sparebank 1 Boligkreditt AS, Series MTN
2.50%, 06/23/2016	1,500,000	2,105,258
Sparebanken Vest Boligkreditt AS, Series MTN
3.13%, 02/08/2016	1,000,000	1,435,052
Sweden - 1.1%
Stadshypotek AB
1.88%, 03/21/2017 - Reg S	1,000,000	1,409,194
Switzerland - 2.2%
Credit Suisse AG, Series MTN
2.63%, 12/01/2015	1,200,000	1,700,532
UBS AG
3.88%, 12/02/2019	800,000	1,244,978

	Principal	Value
United Kingdom - 3.5%
Abbey National Treasury Services PLC, Series MTN
3.63%, 10/14/2017	EUR 1,000,000	$ 1,471,863
Barclays Bank PLC, Series MTN
3.63%, 04/13/2016	1,400,000	2,040,713
Lloyds Bank PLC, Series MTN
4.00%, 06/25/2019	750,000	1,151,889

Total Corporate Debt Securities (cost $28,402,168)		29,213,295

REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.01% (B), dated 10/31/2013, to be repurchased at $3,013,849 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $3,077,315.	$ 3,013,848	3,013,848

Total Repurchase Agreement (cost $3,013,848)		3,013,848

Total Investment Securities (cost $126,394,347) (C)		130,186,202
Other Assets and Liabilities - Net - 2.2%		2,977,664

Net Assets - 100.0%		$ 133,163,866

FUTURES CONTRACTS: (D)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year Australian Treasury Bond	Long	3	12/16/2013	$3,786
10-Year Government of Canada Bond	Short	(35)	12/18/2013	(104,509)
10-Year Japan Government Bond	Long	27	12/11/2013	603,827
10-Year Japan Government Bond Mini	Short	(88)	12/10/2013	(189,997)
3-Year Australian Treasury Bond	Long	4	12/16/2013	612
Euro-BTP Italian Government Bond	Long	10	12/06/2013	68,219
German Euro BOBL	Short	(57)	12/06/2013	(177,625)
German Euro Bund	Short	(72)	12/06/2013	(417,773)
German Euro Schatz	Short	(23)	12/06/2013	(12,069)
U.K. Long Gilt Bond	Long	19	12/27/2013	49,459

				$(176,070)

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	SSC	(443,641)	12/11/2013	$(416,197)	$(1,955)
AUD	WBC	602,630	12/11/2013	583,325	(15,317)
CAD	TDB	(6,284,492)	12/11/2013	(6,063,244)	42,214
DKK	WBC	(4,127,557)	12/11/2013	(749,550)	(2,095)
EUR	CITI	(20,642,559)	12/11/2013	(27,936,875)	(92,629)
EUR	GSC	(964,336)	12/11/2013	(1,306,424)	(3,000)
EUR	HSBC	136,475	12/11/2013	186,780	(1,467)
EUR	HSBC	(593,868)	12/11/2013	(810,026)	3,641
EUR	HSBC	(173,868)	12/11/2013	(240,149)	4,063
EUR	MSC	555,335	12/11/2013	764,072	(10,010)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	SSC	793,200	12/11/2013	$1,073,002	$4,045
EUR	TDB	1,037,275	12/11/2013	1,410,300	(1,836)
GBP	RBC	2,299,353	12/11/2013	3,727,035	(41,419)
GBP	SSC	333,573	12/11/2013	539,555	(4,873)
JPY	RBS	2,811,267,823	12/11/2013	28,877,350	(279,937)
JPY	UBS	72,694,862	12/11/2013	743,330	(3,847)
MXN	BNP	761,514	12/11/2013	57,372	801
NOK	DUB	1,181,288	12/11/2013	201,013	(2,886)
NOK	WBC	27,588,134	12/11/2013	4,571,000	56,106
NZD	BCLY	1,383,043	12/11/2013	1,132,979	6,122
RUB	CSFB	(63,777,339)	12/11/2013	(1,952,467)	(21,167)
RUB	HSBC	16,058,405	12/11/2013	496,764	174
SEK	WBC	(14,810,687)	12/11/2013	(2,314,928)	31,676

					$(333,596)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
NOK	CSFB	1,301,881	12/11/2013	$216,516	$1,836
EUR	CSFB	(160,078)	12/11/2013	(216,516)	(845)
JPY	CSFB	27,726,929	12/11/2013	285,051	(3,001)
EUR	CSFB	(209,013)	12/11/2013	(285,051)	1,243
CAD	DUB	291,242	12/11/2013	282,034	(3,001)
NZD	DUB	(339,040)	12/11/2013	(282,034)	2,794
GBP	UBS	452,954	12/11/2013	729,505	(3,468)
NZD	UBS	(874,917)	12/11/2013	(729,505)	8,906
EUR	CITI	195,993	12/11/2013	264,914	1,215
NOK	CITI	(1,608,758)	12/11/2013	(264,914)	(4,909)
EUR	CSFB	2,900,692	12/11/2013	3,920,723	17,983
NOK	CSFB	(23,800,232)	12/11/2013	(3,920,723)	(71,072)
AUD	DUB	1,408,900	12/11/2013	1,342,611	(14,656)
EUR	DUB	(989,000)	12/11/2013	(1,342,611)	(303)
AUD	UBS	662,761	12/11/2013	638,073	(13,390)
JPY	UBS	(61,929,312)	12/11/2013	(638,073)	8,102
NOK	DUB	2,533,787	12/11/2013	428,193	(3,224)
CAD	DUB	(447,704)	12/11/2013	(428,193)	(743)
CAD	UBS	1,173,615	12/11/2013	1,123,668	746
GBP	UBS	(699,246)	12/11/2013	(1,123,668)	2,851

					$(72,936)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Foreign Government Obligations	74.2%	$96,615,211
Commercial Banks	18.8	24,458,790
Diversified Financial Services	3.7	4,754,505
Asset-Backed Security	0.6	808,348
Mortgage-Backed Security	0.4	535,500

Investment Securities, at Value	97.7	127,172,354
Short-Term Investments	2.3	3,013,848

Total Investments	100.0%	$130,186,202

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Foreign Government Obligations	$—	$96,615,211	$—	$96,615,211
Mortgage-Backed Security	—	535,500	—	535,500
Asset-Backed Security	—	808,348	—	808,348
Corporate Debt Securities	—	29,213,295	—	29,213,295
Repurchase Agreement	—	3,013,848	—	3,013,848
Total Investment Securities	$—	$130,186,202	$—	$130,186,202

Derivative Financial Instruments
Futures Contracts (F)	$725,903	$—	$—	$725,903
Forward Foreign Currency Contracts (F)	—	148,842	—	148,842
Forward Foreign Cross Currency Contracts (F)	—	45,676	—	45,676
Total Derivative Financial Instruments	$725,903	$194,518	$—	$920,421

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (F)	$(901,973)	$—	$—	$(901,973)
Forward Foreign Currency Contracts (F)	—	(482,438)	—	(482,438)
Forward Foreign Cross Currency Contracts (F)	—	(118,612)	—	(118,612)
Total Derivative Financial Instruments	$(901,973)	$(601,050)	$—	$(1,503,023)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(B)	Rate shown reflects the yield at October 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $126,527,860. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $6,199,536 and $2,541,194, respectively. Net unrealized appreciation for tax purposes is $3,658,342.
(D)	Cash in the amount of $972,070 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(F)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $323,077, or 0.24% of the fund’s net assets.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
CITI	Citigroup, Inc.
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
MSC	Morgan Stanley

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

DEFINITIONS (continued):

MTN	Medium Term Note
OAT	Obligation Assimilable au Trésor
OFZ	Obligatsyi Federal’novo Zaima (Coupon-bearing Federal Loan Bonds)
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland Group PLC
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SSC	State Street Bank London
TDB	Toronto Dominion Bank
UBS	UBS AG
WBC	Westpac Banking Corporation

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
PREFERRED STOCK - 0.9%
Russian Federation - 0.9%
Sberbank of Russia, 4.29% (A) (B)	1,721,800	$ 4,132,320

Total Preferred Stock (cost $3,931,309)		4,132,320

COMMON STOCKS - 95.9%
Australia - 3.1%
APA Group	721,300	4,131,325
Asciano, Ltd.	1,086,300	5,975,490
Challenger Financial Services Group, Ltd. (C)	876,000	4,967,709
Canada - 1.0%
Fairfax Financial Holdings, Ltd.	11,431	4,988,352
Denmark - 2.2%
Carlsberg A/S - Class B	59,676	5,958,638
Danske Bank A/S - Class R (D)	206,100	4,813,658
Finland - 1.0%
UPM-Kymmene OYJ	307,600	4,890,608
France - 8.0%
Arkema SA	53,294	6,050,734
Cie Generale des Etablissements Michelin - Class B	49,591	5,185,922
Rexel SA	217,200	5,440,963
Sanofi	64,900	6,920,782
Veolia Environnement SA	127,500	2,184,686
Vinci SA	94,700	6,074,708
Vivendi SA	269,683	6,845,397
Germany - 6.0%
Adidas AG	31,000	3,538,946
Allianz SE - Class A	47,700	8,024,339
Bayer AG	28,565	3,550,297
Metro AG	141,400	6,630,228
Siemens AG - Class A	57,500	7,352,688
Hong Kong - 5.5%
First Pacific Co., Ltd.	4,874,112	5,544,908
Guangdong Investment, Ltd. (C)	5,686,600	4,884,916
HSBC Holdings PLC	683,200	7,525,510
SJM Holdings, Ltd.	2,689,500	8,672,449
Ireland - 2.1%
Ryanair Holdings PLC - ADR	96,700	4,855,307
Smurfit Kappa Group PLC	217,000	5,288,637
Israel - 0.7%
Israel Corp., Ltd. (D)	6,472	3,265,137
Italy - 4.2%
ENI SpA - Class B	336,500	8,520,861
Exor SpA	114,004	4,518,287
Pirelli & C. SpA (C)	203,900	2,873,652
Prysmian SpA	176,394	4,310,979
Japan - 21.0%
Aisin Seiki Co., Ltd.	142,900	5,776,747
Daito Trust Construction Co., Ltd.	23,400	2,382,122
Denki Kagaku Kogyo KK	967,000	4,032,035
FUJIFILM Holdings Corp.	266,900	6,495,390
Fukuoka Financial Group, Inc. - Class A	973,300	4,375,049
Hitachi, Ltd.	1,351,300	9,413,612
Japan Airlines Co., Ltd.	101,000	5,885,589
Kintetsu World Express, Inc.	101,100	3,845,358
Kirin Holdings Co., Ltd.	347,600	5,062,170
Komatsu, Ltd.	129,400	2,816,190
Kuraray Co., Ltd. (C)	376,000	4,397,437
Mitsubishi Corp.	313,500	6,319,099

	Shares	Value
Japan (continued)
MS&AD Insurance Group Holdings	188,600	$ 4,843,029
Nippon Telegraph & Telephone Corp.	143,000	7,402,319
Nitori Holdings Co., Ltd.	69,700	6,528,394
ORIX Corp.	546,600	9,372,192
Resona Holdings, Inc.	903,400	4,685,589
Sony Corp. (C)	228,900	4,369,422
USS Co., Ltd. (C)	306,800	4,480,472
Korea, Republic of - 2.7%
Kangwon Land, Inc.	163,470	4,492,246
Samsung Electronics Co., Ltd.	3,600	4,971,954
SK Telecom Co., Ltd.	17,300	3,702,192
Malaysia - 0.9%
UMW Holdings Bhd	1,064,300	4,317,168
Netherlands - 5.2%
Delta Lloyd NV	235,079	4,998,333
Heineken Holding NV - Class A	55,000	3,501,941
Koninklijke Boskalis Westminster NV	111,800	5,384,217
Koninklijke Philips NV	258,856	9,166,117
Wolters Kluwer NV	89,100	2,417,090
Singapore - 1.8%
Noble Group, Ltd.	5,832,000	4,835,743
SIA Engineering Co., Ltd. (C)	1,021,400	4,152,367
Spain - 1.2%
Amadeus IT Holding SA - Class A (C)	159,600	5,926,657
Sweden - 4.5%
Investor AB - Class B	211,800	6,805,003
Saab AB - Class B	135,293	2,714,191
Svenska Cellulosa AB SCA - Class B	188,830	5,361,798
Telefonaktiebolaget LM Ericsson - Class B	577,600	6,894,601
Switzerland - 6.0%
Aryzta AG (D)	33,588	2,509,799
Galenica AG	2,705	2,392,420
GAM Holding AG (D)	267,600	5,013,721
Lonza Group AG (D)	17,913	1,601,085
Nestle SA	66,862	4,826,650
Novartis AG	106,800	8,292,346
UBS AG - Class A (D)	238,000	4,606,029
Thailand - 0.5%
Bangkok Bank PCL (C)	390,200	2,582,529
United Kingdom - 16.4%
BHP Billiton PLC - ADR	85,069	5,243,653
BP PLC - ADR	145,300	6,756,450
British Sky Broadcasting Group PLC	383,300	5,761,715
IG Group Holdings PLC	123,100	1,210,917
Imperial Tobacco Group PLC	146,900	5,485,711
Inchcape PLC	639,600	6,522,397
Inmarsat PLC	189,400	2,188,042
Johnson Matthey PLC	94,045	4,529,782
Kingfisher PLC	768,100	4,649,180
National Grid PLC - Class B	482,200	6,065,433
Resolution, Ltd.	1,197,400	6,861,759
Rexam PLC	773,541	6,443,333
Royal Dutch Shell PLC - Class A	124,500	4,145,176
Unilever PLC	188,500	7,631,579
Vodafone Group PLC	1,804,720	6,496,326
United States - 1.9%
Flextronics International, Ltd. (D)	258,905	2,042,760
Noble Corp.	192,257	7,248,089

Total Common Stocks (cost $385,196,330)		467,016,827

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (A)	7,500,247	$ 7,500,247

Total Securities Lending Collateral (cost $7,500,247)		7,500,247

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
State Street Bank & Trust Co. 0.01% (A), dated 10/31/2013, to be repurchased at $14,298,570 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $14,587,656.	$ 14,298,566	14,298,566

Total Repurchase Agreement (cost $14,298,566)		14,298,566

Total Investment Securities (cost $410,926,452) (E)		492,947,960
Other Assets and Liabilities - Net - (1.2%)		(5,874,607)

Net Assets - 100.0%		$ 487,073,353

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Insurance	6.0%	$29,715,812
Commercial Banks	5.7	28,114,655
Diversified Financial Services	4.7	23,046,824
Chemicals	4.5	22,275,125
Pharmaceuticals	4.3	21,155,845
Oil, Gas & Consumable Fuels	3.9	19,422,487
Electronic Equipment & Instruments	3.6	17,951,762
Trading Companies & Distributors	3.4	16,595,805
Industrial Conglomerates	3.4	16,518,805
Specialty Retail	3.2	15,658,046
Media	3.0	15,024,202
Food Products	3.0	14,968,028
Beverages	2.9	14,522,749
Auto Components	2.8	13,836,321
Hotels, Restaurants & Leisure	2.7	13,164,695
Containers & Packaging	2.4	11,731,970
Construction & Engineering	2.3	11,458,925
Airlines	2.2	10,740,896
Wireless Telecommunication Services	2.1	10,198,518
Capital Markets	2.0	9,619,750
Diversified Telecommunication Services	1.9	9,590,361
Consumer Finance	1.9	9,372,192
Multi-Utilities	1.7	8,250,119
Energy Equipment & Services	1.5	7,248,089
Communications Equipment	1.4	6,894,601
Food & Staples Retailing	1.3	6,630,228
Distributors	1.3	6,522,397
Road & Rail	1.2	5,975,490
IT Services	1.2	5,926,657
Tobacco	1.1	5,485,711
Household Products	1.1	5,361,798
Metals & Mining	1.1	5,243,653
Semiconductors & Semiconductor Equipment	1.0	4,971,954
Paper & Forest Products	1.0	4,890,608

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities	Value
Water Utilities	1.0%	$4,884,916
Household Durables	0.9	4,369,422
Automobiles	0.9	4,317,168
Electrical Equipment	0.9	4,310,979
Transportation Infrastructure	0.8	4,152,367
Gas Utilities	0.8	4,131,325
Air Freight & Logistics	0.8	3,845,358
Textiles, Apparel & Luxury Goods	0.7	3,538,946
Machinery	0.6	2,816,190
Aerospace & Defense	0.6	2,714,191
Real Estate Management & Development	0.5	2,382,122
Life Sciences Tools & Services	0.3	1,601,085

Investment Securities, at Value	95.6	471,149,147
Short-Term Investments	4.4	21,798,813

Total Investments	100.0%	$492,947,960

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Preferred Stock	$—	$4,132,320	$—	$4,132,320
Common Stocks	31,134,611	435,882,216	—	467,016,827
Securities Lending Collateral	7,500,247	—	—	7,500,247
Repurchase Agreement	—	14,298,566	—	14,298,566
Total Investment Securities	$38,634,858	$454,313,102	$—	$492,947,960

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $4,132,320, or 0.85% of the fund’s net assets.
(C)	All or a portion of this security is on loan. The value of all securities on loan is $7,100,436. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Non-income producing security.
(E)	Aggregate cost for federal income tax purposes is $417,793,217. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $78,005,041 and $2,850,298, respectively. Net unrealized appreciation for tax purposes is $75,154,743.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
PREFERRED STOCK - 0.9%
Germany - 0.9%
Sartorius AG, 1.24% (A)	16,950	$ 1,788,176

Total Preferred Stock (cost $1,672,641)		1,788,176

COMMON STOCKS - 97.9%
Australia - 5.5%
APA Group (B)	396,800	2,272,716
Ausdrill, Ltd.	314,400	454,648
FlexiGroup, Ltd.	473,000	2,101,163
IMF Australia, Ltd.	545,400	948,492
Kathmandu Holdings, Ltd.	644,200	2,051,877
Reject Shop, Ltd. (B)	131,725	2,223,568
STW Communications Group, Ltd.	1,106,400	1,662,685
Austria - 2.0%
Flughafen Wien AG	14,000	1,081,583
Kapsch TrafficCom AG (B)	24,700	1,333,743
Lenzing AG	25,600	1,911,711
Belgium - 0.7%
Barco NV	20,700	1,568,563
Canada - 3.9%
Essential Energy Services, Ltd.	245,600	694,883
Ithaca Energy, Inc. (C)	1,312,800	3,072,203
Newalta Corp.	175,200	2,730,542
TransGlobe Energy Corp. (C)	192,000	1,738,340
Denmark - 0.4%
Schouw & Co.	22,423	838,834
Finland - 3.3%
Kemira OYJ	166,200	2,669,533
Ramirent OYJ	221,481	2,664,341
Tieto OYJ	76,900	1,691,457
France - 1.6%
Cegid Group	34,400	1,003,724
Societe BIC SA	11,700	1,462,276
Sopra Group SA	10,900	953,382
Germany - 5.8%
Bertrandt AG	8,568	1,120,975
Bilfinger Berger SE	31,100	3,452,820
Gerresheimer AG	46,200	3,062,382
SAF-Holland SA (C)	182,800	2,604,823
TUI AG (B) (C)	156,300	2,075,262
Hong Kong - 4.7%
AMVIG Holdings, Ltd.	1,932,000	907,066
First Pacific Co., Ltd.	3,980,750	4,528,597
Midland Holdings, Ltd.	3,050,000	1,243,132
Newocean Energy Holdings, Ltd.	2,879,120	1,760,225
Pacific Textiles Holdings, Ltd.	1,153,000	1,579,371
Ireland - 2.5%
Dragon Oil PLC	172,000	1,624,372
Smurfit Kappa Group PLC	146,500	3,570,439
Italy - 4.5%
Ansaldo STS SpA	210,262	2,235,332
ASTM SpA	46,051	695,286
Danieli & C Officine Meccaniche SpA -Class B	98,100	2,031,227
Pirelli & C. SpA (B)	175,800	2,477,626
Prysmian SpA	86,700	2,118,904
Japan - 23.0%
Air Water, Inc. (B)	150,500	2,142,784
Arcs Co., Ltd. (B)	47,000	879,487

	Shares	Value
Japan (continued)
Avex Group Holdings, Inc. (B)	49,900	$ 1,261,582
Chugoku Marine Paints, Ltd. (B)	313,000	1,782,569
Daiichikosho Co., Ltd.	59,500	1,697,320
Denki Kagaku Kogyo KK	1,088,700	4,539,479
Fujimi, Inc. (B)	133,700	1,792,094
HIS Co., Ltd. (B)	35,300	1,899,085
Hoshizaki Electric Co., Ltd.	61,900	2,263,099
Kaken Pharmaceutical Co., Ltd.	154,400	2,408,722
Kintetsu World Express, Inc. (B)	76,900	2,924,906
Miraca Holdings, Inc.	36,100	1,620,884
Nakanishi, Inc.	14,300	2,033,093
Nitori Holdings Co., Ltd.	40,500	3,793,400
PanaHome Corp.	212,500	1,434,964
Rohto Pharmaceutical	184,000	2,670,274
Ryohin Keikaku Co., Ltd.	23,300	2,319,811
SKY Perfect JSAT Holdings, Inc. (B)	730,000	4,209,397
Sogo Medical Co., Ltd. (B)	26,700	1,012,824
Toho Holdings Co., Ltd.	60,100	1,157,626
Token Corp.	13,000	688,803
USS Co., Ltd.	283,000	4,132,899
Netherlands - 9.4%
BE Semiconductor Industries NV	170,200	1,852,409
BinckBank NV	256,200	2,469,773
Corbion NV	82,100	1,906,715
Delta Lloyd NV	196,200	4,171,674
Koninklijke Boskalis Westminster NV	62,700	3,019,592
Koninklijke Ten Cate NV	100,461	3,054,015
Nutreco NV	68,300	3,349,099
Norway - 1.2%
ABG Sundal Collier Holding ASA	1,440,200	1,129,796
Norwegian Property ASA (B)	1,157,300	1,481,363
Philippines - 1.3%
Alliance Global Group, Inc.	4,398,000	2,681,956
Singapore - 1.7%
ARA Asset Management, Ltd.	1,204,300	1,779,013
CWT, Ltd.	1,616,000	1,808,276
Sweden - 1.6%
Dios Fastigheter AB	259,539	1,674,174
Loomis AB	67,503	1,619,851
Switzerland - 5.3%
Aryzta AG (C)	17,648	1,318,713
Galenica AG	1,200	1,061,332
GAM Holding AG (C)	271,590	5,088,477
Lonza Group AG (C)	16,000	1,430,099
PubliGroupe AG	4,701	466,292
Swissquote Group Holding SA	43,576	1,784,150
United Kingdom - 18.7%
Beazley PLC	441,600	1,620,044
Berendsen PLC	149,400	2,324,812
Cape PLC	297,200	1,316,415
Catlin Group, Ltd.	224,000	1,838,907
Consort Medical PLC	76,900	1,099,848
Dart Group PLC	149,800	563,244
Etalon Group, Ltd. - GDR, Reg S (C)	366,193	1,904,204
IG Group Holdings PLC	321,400	3,161,565
Inchcape PLC	421,900	4,302,375
Inmarsat PLC	153,900	1,777,928
International Personal Finance	422,200	3,909,416
Lancashire Holdings, Ltd.	114,600	1,492,046

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
United Kingdom (continued)
Northgate PLC	698,555	$ 5,073,883
Rexam PLC	656,130	5,465,339
Shanks Group PLC	973,400	1,646,590
UBM PLC	190,900	2,092,118
United States - 0.8%
AerCap Holdings NV (C)	86,900	1,763,201

Total Common Stocks (cost $181,153,724)		207,381,909

SECURITIES LENDING COLLATERAL - 5.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (A)	10,987,659	10,987,659

Total Securities Lending Collateral (cost $10,987,659)		10,987,659

Principal	Value
REPURCHASE AGREEMENT - 2.6%

State Street Bank & Trust Co.
0.01% (A), dated 10/31/2013, to be repurchased at $5,486,756 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $5,599,397.

$ 5,486,755	$ 5,486,755

Total Repurchase Agreement (cost $5,486,755)	5,486,755

Total Investment Securities (cost $199,300,779) (D)	225,644,499
Other Assets and Liabilities - Net - (6.6%)	(13,889,986)

Net Assets - 100.0%	$ 211,754,513

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Chemicals	7.9%	$17,892,185
Commercial Services & Supplies	6.5	14,553,306
Capital Markets	5.4	12,251,209
Media	5.1	11,389,394
Specialty Retail	4.4	9,978,176
Containers & Packaging	4.4	9,942,844
Insurance	4.0	9,122,671
Diversified Financial Services	3.8	8,638,654
Oil, Gas & Consumable Fuels	3.6	8,195,140
Food Products	2.9	6,574,527
Real Estate Management & Development	2.8	6,302,873
Pharmaceuticals	2.7	6,140,328
Consumer Finance	2.7	6,010,579
Auto Components	2.3	5,082,449
Road & Rail	2.3	5,073,883
Health Care Equipment & Supplies	2.2	4,921,117
Air Freight & Logistics	2.1	4,733,182
Multiline Retail	2.0	4,543,379
Life Sciences Tools & Services	2.0	4,492,481
Trading Companies & Distributors	2.0	4,427,542
Distributors	1.9	4,302,375
Machinery	1.9	4,294,326
Transportation Infrastructure	1.8	4,012,201
Hotels, Restaurants & Leisure	1.8	3,974,347
Industrial Conglomerates	1.6	3,520,790
Construction & Engineering	1.5	3,474,240
Electronic Equipment & Instruments	1.3	2,902,306
Health Care Providers & Services	1.2	2,778,510
IT Services	1.2	2,644,839
Gas Utilities	1.0	2,272,716
Household Durables	0.9	2,123,767
Electrical Equipment	0.9	2,118,904
Food & Staples Retailing	0.8	1,892,311
Semiconductors & Semiconductor Equipment	0.8	1,852,409
Diversified Telecommunication Services	0.8	1,777,928
Textiles, Apparel & Luxury Goods	0.7	1,579,371
Professional Services	0.5	1,120,975
Software	0.4	1,003,724
Energy Equipment & Services	0.3	694,883
Airlines	0.3	563,244

Investment Securities, at Value	92.7	209,170,085
Short-Term Investments	7.3	16,474,414

Total Investments	100.0%	$225,644,499

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Preferred Stock	$—	$1,788,176	$—	$1,788,176
Common Stocks	11,903,373	195,478,536	—	207,381,909
Securities Lending Collateral	10,987,659	—	—	10,987,659
Repurchase Agreement	—	5,486,755	—	5,486,755
Total Investment Securities	$22,891,032	$202,753,467	$—	$225,644,499

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $10,441,223. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Aggregate cost for federal income tax purposes is $200,035,736. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $28,437,696 and $2,828,933, respectively. Net unrealized appreciation for tax purposes is $25,608,763.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

GDR	Global Depositary Receipt
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Large Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 5.1%
Boeing Co.	30,559	$ 3,987,950
Honeywell International, Inc.	40,180	3,484,811
United Technologies Corp.	36,063	3,831,694
Airlines - 1.5%
Delta Air Lines, Inc.	122,368	3,228,068
Auto Components - 1.0%
BorgWarner, Inc.	21,066	2,172,537
Beverages - 2.9%
PepsiCo, Inc.	75,731	6,368,220
Biotechnology - 5.5%
Biogen IDEC, Inc. (A)	10,165	2,482,191
Celgene Corp. (A)	26,094	3,874,698
Gilead Sciences, Inc. (A)	82,633	5,866,117
Capital Markets - 2.4%
Ameriprise Financial, Inc.	23,055	2,317,950
Waddell & Reed Financial, Inc. - Class A	48,874	3,017,969
Chemicals - 4.1%
Eastman Chemical Co.	35,182	2,771,990
LyondellBasell Industries NV - Class A	45,002	3,357,149
Monsanto Co.	27,307	2,863,958
Commercial Services & Supplies - 1.2%
Tyco International, Ltd.	70,911	2,591,797
Computers & Peripherals - 7.3%
Apple, Inc.	19,798	10,341,485
EMC Corp.	142,391	3,427,352
NetApp, Inc.	62,368	2,420,502
Construction & Engineering - 0.9%
Fluor Corp.	26,639	1,977,147
Consumer Finance - 2.3%
American Express Co.	28,489	2,330,400
Discover Financial Services	52,383	2,717,630
Diversified Financial Services - 1.1%
CME Group, Inc. - Class A	14,362	1,065,804
NASDAQ OMX Group, Inc.	36,020	1,276,189
Diversified Telecommunication Services - 1.6%
Verizon Communications, Inc.	71,451	3,608,990
Energy Equipment & Services - 2.3%
FMC Technologies, Inc. (A)	18,197	919,859
Schlumberger, Ltd.	43,924	4,116,557
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	25,595	3,020,210
CVS Caremark Corp.	26,986	1,680,148
Food Products - 1.0%
ConAgra Foods, Inc.	71,730	2,281,731
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	24	1,581
St. Jude Medical, Inc.	37,242	2,137,318
Health Care Providers & Services - 1.8%
McKesson Corp.	25,482	3,983,856
Hotels, Restaurants & Leisure - 5.1%
Chipotle Mexican Grill, Inc. - Class A (A) (B)	7,340	3,867,960
Las Vegas Sands Corp.	72,461	5,088,211
Marriott International, Inc. - Class A	50,033	2,255,488

	Shares	Value
Industrial Conglomerates - 1.4%
Danaher Corp.	43,994	$ 3,171,527
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (A)	7,074	2,575,148
priceline.com, Inc. (A)	4,351	4,585,215
Internet Software & Services - 4.8%
Google, Inc. - Class A (A)	5,043	5,197,215
LinkedIn Corp. - Class A (A)	9,284	2,076,552
Yahoo! Inc. (A)	102,450	3,373,679
IT Services - 4.4%
Accenture PLC - Class A	48,119	3,536,746
Mastercard, Inc. - Class A	8,737	6,265,303
Machinery - 0.9%
Cummins, Inc.	15,958	2,026,985
Media - 5.4%
Comcast Corp. - Class A	113,623	5,406,182
DIRECTV (A)	57,987	3,623,608
Walt Disney Co. - Class A	40,836	2,800,941
Oil, Gas & Consumable Fuels - 2.3%
Anadarko Petroleum Corp. - Class A	18,985	1,809,081
Cabot Oil & Gas Corp.	41,503	1,465,886
Concho Resources, Inc. (A)	16,696	1,846,744
Personal Products - 1.9%
Avon Products, Inc.	95,314	1,667,995
Estee Lauder Cos., Inc. - Class A	35,879	2,545,974
Pharmaceuticals - 4.5%
Actavis PLC (A)	14,305	2,211,267
Bristol-Myers Squibb Co.	93,718	4,922,069
Mylan, Inc. (A)	73,524	2,784,354
Road & Rail - 1.3%
Union Pacific Corp.	18,890	2,859,946
Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc. - Class A	23,995	1,182,953
Broadcom Corp. - Class A	45,719	1,221,612
Software - 8.5%
Intuit, Inc.	45,452	3,245,727
Microsoft Corp.	285,978	10,109,322
Oracle Corp.	90,200	3,021,700
VMware, Inc. - Class A (A) (B)	30,395	2,470,506
Specialty Retail - 4.6%
Foot Locker, Inc.	66,081	2,293,011
GNC Holdings, Inc. - Class A	59,272	3,486,379
Lowe’s Cos., Inc.	89,615	4,461,034
Textiles, Apparel & Luxury Goods - 1.8%
NIKE, Inc. - Class B	52,275	3,960,354
Tobacco - 2.8%
Altria Group, Inc.	103,136	3,839,753
Lorillard, Inc.	46,874	2,391,043

Total Common Stocks (cost $188,137,314)		219,171,328

SECURITIES LENDING COLLATERAL - 1.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	2,633,604	2,633,604

Total Securities Lending Collateral (cost $2,633,604)		2,633,604

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Large Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 1.1%

State Street Bank & Trust Co.
0.01% (C), dated 10/31/2013, to be repurchased at $2,502,671 on 11/01/2013. Collateralized by U.S. Government Agency Obligations, 3.00%, due 06/25/2037 - 07/25/2037, and with a total value of $2,556,576.

$ 2,502,670	$ 2,502,670

Total Repurchase Agreement (cost $2,502,670)	2,502,670

Total Investment Securities (cost $193,273,588) (D)	224,307,602
Other Assets and Liabilities - Net - (1.5%)	(3,411,454)

Net Assets - 100.0%	$ 220,896,148

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$219,171,328	$—	$—	$219,171,328
Securities Lending Collateral	2,633,604	—	—	2,633,604
Repurchase Agreement	—	2,502,670	—	2,502,670
Total Investment Securities	$221,804,932	$2,502,670	$—	$224,307,602

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $2,579,120. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $193,431,493. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $34,170,112 and $3,294,003, respectively. Net unrealized appreciation for tax purposes is $30,876,109.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 96.9%
Beverages - 4.5%
Cott Corp.	1,406,024	$ 11,529,397
Molson Coors Brewing Co. - Class B	1,064,330	57,473,820
Chemicals - 2.7%
E.I. du Pont de Nemours & Co.	688,740	42,150,888
Commercial Banks - 6.8%
CIT Group, Inc. (A)	1,083,719	52,191,907
Wells Fargo & Co.	1,213,760	51,815,414
Communications Equipment - 2.5%
QUALCOMM, Inc.	545,199	37,874,974
Computers & Peripherals - 5.7%
Apple, Inc.	110,444	57,690,423
EMC Corp.	1,281,770	30,852,204
Diversified Financial Services - 9.5%
Citigroup, Inc.	1,591,165	77,617,029
JPMorgan Chase & Co.	1,342,250	69,179,565
Diversified Telecommunication Services - 2.5%
Verizon Communications, Inc.	755,685	38,169,649
Electric Utilities - 1.7%
American Electric Power Co., Inc.	561,064	26,280,238
Electrical Equipment - 5.9%
Eaton Corp. PLC	1,285,476	90,703,186
Energy Equipment & Services - 1.3%
Cameron International Corp. (A)	363,849	19,960,756
Food & Staples Retailing - 2.3%
Wal-Mart Stores, Inc.	463,250	35,554,437
Food Products - 3.7%
ConAgra Foods, Inc.	712,367	22,660,394
Pinnacle Foods, Inc.	1,256,749	34,045,331
Health Care Equipment & Supplies - 2.4%
Hologic, Inc. (A)	1,644,648	36,823,669
Hotels, Restaurants & Leisure - 2.0%
McDonald’s Corp.	311,975	30,111,827
Industrial Conglomerates - 6.7%
Danaher Corp.	218,125	15,724,631
General Electric Co.	3,343,669	87,403,508
Insurance - 6.3%
Allstate Corp.	646,095	34,281,801
MetLife, Inc.	1,313,640	62,148,308
Life Sciences Tools & Services - 2.1%
Affymetrix, Inc. (A) (B) (C)	2,070,664	14,639,595
Bio-Rad Laboratories, Inc. - Class A (A)	143,831	17,766,005
Metals & Mining - 2.7%
Cliffs Natural Resources, Inc. (B)	873,248	22,425,009
Freeport-McMoRan Copper & Gold, Inc.	539,475	19,831,101

	Shares	Value
Multi-Utilities - 2.5%
PG&E Corp.	914,733	$ 38,281,576
Oil, Gas & Consumable Fuels - 11.4%
Chevron Corp.	276,595	33,180,336
Occidental Petroleum Corp.	796,596	76,536,944
Royal Dutch Shell PLC - Class A ADR	991,903	66,120,254
Pharmaceuticals - 9.3%
Merck & Co., Inc.	1,148,921	51,804,848
Pfizer, Inc.	2,956,010	90,690,387
Professional Services - 0.6%
Nielsen Holdings NV	247,036	9,743,100
Real Estate Management & Development - 1.0%
Forest City Enterprises, Inc. - Class A (A)	756,580	15,328,311
Semiconductors & Semiconductor Equipment - 0.8%
Atmel Corp. (A)	1,610,855	11,727,024

Total Common Stocks (cost $1,273,572,932)		1,490,317,846

SECURITIES LENDING COLLATERAL - 1.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (D)	22,940,838	22,940,838

Total Securities Lending Collateral (cost $22,940,838)		22,940,838

	Principal	Value
REPURCHASE AGREEMENT - 3.2%
State Street Bank & Trust Co. 0.01% (D), dated 10/31/2013, to be repurchased at $49,029,918 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $50,014,102.	$ 49,029,904	49,029,904

Total Repurchase Agreement (cost $49,029,904)		49,029,904

Total Investment Securities (cost $1,345,543,674) (E)		1,562,288,588
Other Assets and Liabilities - Net - (1.6%)		(23,925,218)

Net Assets - 100.0%		$ 1,538,363,370

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$1,490,317,846	$—	$—	$1,490,317,846
Securities Lending Collateral	22,940,838	—	—	22,940,838
Repurchase Agreement	—	49,029,904	—	49,029,904
Total Investment Securities	$1,513,258,684	$49,029,904	$—	$1,562,288,588

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $22,441,924. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Illiquid. Total aggregate market value of illiquid securities is $14,639,595, or 0.95% of the fund’s net assets.
(D)	Rate shown reflects the yield at October 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $1,346,461,684. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $218,982,586 and $3,155,682, respectively. Net unrealized appreciation for tax purposes is $215,826,904.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
CORPORATE DEBT SECURITIES - 6.6%
Energy Equipment & Services - 1.1%
El Paso LLC, Series MTN
7.75%, 01/15/2032 (A)	$ 1,000,000	$ 1,037,960
Hiland Partners, LP / Hiland Partners Finance Corp.
7.25%, 10/01/2020 - 144A (A)	1,000,000	1,065,000
SemGroup, LP
7.50%, 06/15/2021 - 144A (A)	500,000	523,750
Oil, Gas & Consumable Fuels - 5.5%
Aurora USA Oil & Gas, Inc.
7.50%, 04/01/2020 - 144A (A)	1,500,000	1,548,750
Clayton Williams Energy, Inc.
7.75%, 04/01/2019 - 144A	1,000,000	1,022,500
Concho Resources, Inc.
5.50%, 04/01/2023 (A)	750,000	778,125
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC
9.25%, 06/01/2021 (A)	800,000	824,000
PDC Energy, Inc.
7.75%, 10/15/2022	1,000,000	1,085,000
Rex Energy Corp.
8.88%, 12/01/2020	1,000,000	1,080,000
RKI Exploration & Production LLC / RKI Finance Corp.
8.50%, 08/01/2021 - 144A	1,000,000	1,040,000
Sanchez Energy Corp.
7.75%, 06/15/2021 - 144A	1,000,000	1,020,000
Williams Cos., Inc.
8.75%, 03/15/2032	3,750,000	4,662,225

Total Corporate Debt Securities (cost $15,714,306)		15,687,310

	Shares	Value
COMMON STOCKS - 52.0%
Electric Utilities - 2.6%
NRG Yield, Inc. - Class A (A) (B)	153,759	5,446,144
Southern Co.	17,500	715,925
Energy Equipment & Services - 2.3%
Exterran Holdings, Inc. (A) (B)	53,300	1,521,715
Seadrill, Ltd. (A)	61,000	2,843,820
Transocean, Ltd. (A)	25,000	1,176,750
Gas Utilities - 4.3%
ONEOK, Inc. (A)	180,400	10,192,600
Multi-Utilities - 3.4%
CenterPoint Energy, Inc. (A)	177,900	4,376,340
Dominion Resources, Inc.	25,000	1,593,750
NiSource, Inc. - Class B (A)	68,500	2,159,120
Oil, Gas & Consumable Fuels - 39.4%
ARC Resources, Ltd. (A)	55,200	1,465,435
Bonavista Energy Corp. (A)	130,000	1,499,928
Crescent Point Energy Corp. (A)	13,800	535,906
Enbridge Energy Management LLC (A)	307,799	8,778,427
Enbridge, Inc. (A)	137,600	5,970,464
Enduro Royalty Trust	117,095	1,546,825
Inter Pipeline, Ltd.	90,000	2,262,408
Keyera Corp.	68,200	4,035,813
Kinder Morgan Management LLC (B)	244,229	18,395,362
Kinder Morgan, Inc. (A)	322,900	11,401,599

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp. (A)	24,500	$ 1,755,670
Pacific Coast Oil Trust	139,252	2,088,780
Pembina Pipeline Corp. (B)	140,700	4,614,960
Phillips 66	32,000	2,061,760
SemGroup Corp. - Class A (A)	20,000	1,207,800
Spectra Energy Corp.	183,900	6,541,323
Targa Resources Corp. (A)	60,517	4,693,699
Teekay Corp. (A)	40,000	1,737,200
TransCanada Corp.	47,100	2,124,681
Voc Energy Trust	20,000	316,800
Whiting USA Trust II (A)	167,937	2,263,791
Williams Cos., Inc.	233,300	8,331,143

Total Common Stocks (cost $121,774,253)		123,655,938

MASTER LIMITED PARTNERSHIPS - 33.8%
Energy Equipment & Services - 2.0%
Seadrill Partners LLC (A)	147,565	4,869,645
Marine - 0.5%
Navios Maritime Partners, LP	69,500	1,086,285
Metals & Mining - 0.2%
SunCoke Energy Partners, LP	20,000	521,600
Oil, Gas & Consumable Fuels - 31.1%
Access Midstream Partners, LP	54,200	2,901,868
Atlas Pipeline Partners, LP	38,400	1,480,704
Buckeye Partners, LP	20,600	1,385,762
Capital Product Partners, LP	526,197	4,925,204
Crestwood Equity Partners, LP	75,500	1,140,050
Crestwood Midstream Partners, LP	194,261	4,254,308
DCP Midstream Partners, LP	94,400	4,585,952
Energy Transfer Partners, LP - Class B	115,600	6,123,332
Enterprise Products Partners, LP	99,100	6,271,048
EV Energy Partner, LP	26,400	972,312
Global Partners, LP/MA	9,124	325,727
Golar LNG Partners, LP	141,896	4,390,262
Holly Energy Partners, LP	37,607	1,197,407
KNOT Offshore Partners, LP	160,654	4,087,038
Magellan Midstream Partners, LP	40,400	2,425,616
MarkWest Energy Partners, LP	82,287	6,112,278
NuStar Energy, LP	43,600	1,880,032
Plains All American Pipeline, LP	54,300	2,781,246
Plains GP Holdings, LP - Class A (B)	86,000	1,916,940
QEP Midstream Partners, LP	58,000	1,329,360
Regency Energy Partners, LP	77,900	1,985,671
Summit Midstream Partners, LP	15,000	498,750
Teekay Offshore Partners, LP	88,800	2,984,568
Western Gas Partners, LP	96,000	5,770,560
Williams Partners, LP	42,600	2,190,492

Total Master Limited Partnerships (cost $77,819,621)		80,394,017

SECURITIES LENDING COLLATERAL - 24.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	57,478,783	57,478,783

Total Securities Lending Collateral (cost $57,478,783)		57,478,783

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 6.9%

State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $16,273,886 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/15/2040, and with a value of $16,602,685.

$ 16,273,882	$ 16,273,882

Total Repurchase Agreement (cost $16,273,882)	16,273,882

Total Investment Securities (cost $289,060,845) (D)	293,489,930
Other Assets and Liabilities - Net - (23.5%)	(55,813,030)

Net Assets - 100.0%	$ 237,676,900

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Corporate Debt Securities	$—	$15,687,310	$—	$15,687,310
Common Stocks	123,655,938	—	—	123,655,938
Master Limited Partnerships	80,394,017	—	—	80,394,017
Securities Lending Collateral	57,478,783	—	—	57,478,783
Repurchase Agreement	—	16,273,882	—	16,273,882
Total Investment Securities	$261,528,738	$31,961,192	$—	$293,489,930

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $56,052,850. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $288,283,139. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $9,955,458 and $4,748,667, respectively. Net unrealized appreciation for tax purposes is $5,206,791.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $6,220,000, or 2.62% of the fund’s net assets.
MTN	Medium Term Note

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
ASSET-BACKED SECURITY - 0.2%
CCG Receivables Trust Series 2013-1, Class A1 0.37%, 04/14/2014 - 144A	$ 584,225	$ 584,225

Total Asset-Backed Security (cost $584,225)		584,225

CORPORATE DEBT SECURITY - 0.7%
Commercial Banks - 0.7%
Swedbank AB 0.32%, 03/05/2014	2,000,000	2,000,658

Total Corporate Debt Security (cost $2,000,658)		2,000,658

CERTIFICATES OF DEPOSIT - 27.3%
Cash Equivalent - 4.6%
U.S. Bank NA 0.10%, 11/01/2013 (A)	13,000,000	13,000,000
Commercial Banks - 18.1%
Bank of Nova Scotia
0.24%, 04/09/2014 (A)	3,000,000	3,000,000
0.27%, 08/05/2014 (A)	6,000,000	6,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.11%, 11/07/2013 (A)	6,000,000	6,000,000
0.35%, 06/20/2014 (A)	6,500,000	6,500,000
Barclays Bank PLC 0.55%, 04/02/2014 - 144A (A) (B)	5,000,000	5,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.37%, 07/11/2014 (A)	10,000,000	10,000,000
PNC Bank NA 0.27%, 04/16/2014 (A)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 0.22%, 02/28/2014 (A)	7,500,000	7,500,000
Westpac Banking Corp. 0.31%, 01/10/2014 - 144A (A)	4,500,000	4,500,000
Consumer Finance - 2.1%
Toyota Motor Credit 0.22%, 04/28/2014 (A)	6,000,000	6,000,000
Diversified Financial Services - 2.5%
Natixis US Finance Co. LLC 0.12%, 11/01/2013 (A)	7,000,000	7,000,000

Total Certificates of Deposit (cost $76,500,000)		76,500,000

COMMERCIAL PAPER - 61.4%
Automobiles - 0.5%
VW Credit, Inc. 0.10%, 11/13/2013 - 144A (A)	1,300,000	1,299,901
Cash Equivalent - 3.2%
Kells Funding LLC 0.01%, 04/16/2014 (A)	7,000,000	6,992,253
Straight-A Funding LLC 0.12%, 11/07/2013 (A)	1,968,000	1,967,961
Chemicals - 0.5%
Ecolab, Inc. 0.28%, 11/21/2013 - 144A (A)	1,300,000	1,299,798
Commercial Banks - 21.5%
Commonwealth Bank of Australia
0.26%, 05/15/2014 (A)	3,500,000	3,500,329
0.31%, 12/02/2013 (A)	3,500,000	3,500,003
Mizuho Funding LLC
0.22%, 01/02/2014 - 144A (A)	3,000,000	2,998,889

	Principal	Value
Commercial Banks (continued)
Mizuho Funding LLC (continued)
0.25%, 01/08/2014 - 144A (A)	$ 10,000,000	$ 9,995,372
National Australia Bank, Ltd. 0.24%, 10/23/2014 (A)	2,500,000	2,500,005
Skandinaviska Enskilda Banken AB 0.29%, 02/26/2014 - 144A (A)	8,000,000	7,992,460
Societe Generale North America, Inc. 0.10%, 11/05/2013 (A)	10,000,000	9,999,889
Standard Chartered Bank 0.25%, 01/06/2014 - 144A (A)	7,000,000	6,996,792
Standard Chartered PLC 1.22%, 05/12/2014 - 144A (A)	2,800,000	2,812,956
Sumitomo Mitsui Banking Corp. 0.09%, 11/06/2013 - 144A (A)	5,000,000	4,999,937
Swedbank AB 0.28%, 12/02/2013 (A)	5,000,000	4,998,794
Diversified Financial Services - 30.1%
BNP Paribas Finance, Inc. 0.07%, 11/06/2013 (A)	5,000,000	4,999,951
CAFCO LLC
0.24%, 12/27/2013 - 144A (A)	5,000,000	4,998,133
0.30%, 12/13/2013 - 144A (A)	8,000,000	7,997,200
Cancara Asset Securitisation LLC 0.19%, 01/06/2014 - 144A (A)	3,000,000	2,998,955
Chariot Funding LLC 0.30%, 07/17/2014 - 144A (A)	2,500,000	2,494,625
CIESCO LLC
0.25%, 12/09/2013 - 144A (A)	5,000,000	4,998,681
0.32%, 12/06/2013 - 144A (A)	7,500,000	7,497,667
Collateralized Commercial Paper II Co. LLC 0.40%, 06/03/2014 - 144A (A)	9,000,000	8,978,600
Gemini Securitization Corp. LLC 0.21%, 01/06/2014 - 144A (A)	5,000,000	4,998,075
Gotham Funding Corp. 0.16%, 11/26/2013 - 144A (A)	2,500,000	2,499,722
ING US Funding LLC 0.21%, 11/01/2013 (A)	5,000,000	5,000,000
Jupiter Securitization Co. LLC
0.24%, 02/10/2014 - 144A (A)	3,000,000	2,997,980
0.30%, 07/28/2014 - 144A (A)	3,250,000	3,242,715
Kells Funding LLC 0.26%, 11/04/2013 - 144A (A)	4,000,000	3,999,987
Mont Blanc Capital Corp. 0.24%, 11/08/2013 - 144A (A)	9,000,000	8,999,580
Regency Markets No. 1 LLC 0.20%, 11/15/2013 - 144A (A)	4,500,000	4,499,650
Thunder Bay Funding LLC 0.23%, 04/24/2014 - 144A (A)	3,000,000	2,996,665
Diversified Telecommunication Services - 0.5%
AT&T, Inc. 0.27%, 12/04/2013 - 144A (A)	1,300,000	1,299,678
Electric Utilities - 4.5%
Northeast Utilities 0.27%, 11/05/2013 - 144A (A)	1,300,000	1,299,961
Pacific Gas & Electric Co. 0.21%, 11/07/2013 - 144A (A)	1,300,000	1,299,954
Southern Co. Funding Corp.
0.14%, 11/06/2013 - 144A (A)	5,000,000	4,999,903
0.16%, 11/07/2013 - 144A (A)	5,000,000	4,999,867

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Multi-Utilities - 0.6%
Consolidated Edison Co. of New York, Inc. 0.23%, 11/04/2013 - 144A (A)	$ 900,000	$ 899,983
Dominion Resources 0.26%, 11/08/2013 - 144A (A)	800,000	799,959

Total Commercial Paper (cost $171,652,830)		171,652,830

DEMAND NOTE - 2.0%
Capital Markets - 2.0%
Goldman Sachs Co. Promissory Note 0.44%, 01/14/2014 (A) (B)	5,500,000	5,500,000

Total Demand Note (cost $5,500,000)		5,500,000

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.1%
Freddie Mac
0.02%, 11/27/2013 (A)	3,975,000	3,974,943
0.14%, 12/06/2013 (A)	4,000,000	3,999,455
0.15%, 02/03/2014 (A)	3,500,000	3,498,675

Total Short-Term U.S. Government Agency Obligations (cost $11,473,073)		11,473,073

	Principal	Value
REPURCHASE AGREEMENTS - 4.4%

Goldman Sachs & Co.
0.10% (A), dated 10/31/2013, to be repurchased at $12,000,033 on 11/01/2013. Collateralized by U.S. Government Agency Obligations, 2.11% - 7.00%, due 03/01/2019 - 01/01/2048, and with a total value of $12,240,000.

	$ 12,000,000	$ 12,000,000
State Street Bank & Trust Co. 0.01% (A), dated 10/31/2013, to be repurchased at $281,229 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 05/15/2040, and with a value of $289,509.	281,229	281,229

Total Repurchase Agreements (cost $12,281,229)		12,281,229

Total Investment Securities (cost $279,992,015) (C)		279,992,015
Other Assets and Liabilities - Net - (0.1%)		(347,562)

Net Assets - 100.0%		$ 279,644,453

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Asset-Backed Security	$—	$584,225	$—	$584,225
Corporate Debt Security	—	2,000,658	—	2,000,658
Certificates of Deposit	—	76,500,000	—	76,500,000
Commercial Paper	—	171,652,830	—	171,652,830
Demand Note	—	5,500,000	—	5,500,000
Short-Term U.S. Government Agency Obligations	—	11,473,073	—	11,473,073
Repurchase Agreements	—	12,281,229	—	12,281,229
Total Investment Securities	$—	$279,992,015	$—	$279,992,015

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	Illiquid. Total aggregate market value of illiquid securities is $10,500,000, or 3.75% of the fund’s net assets.
(C)	Aggregate cost for federal income tax purposes is $279,992,015.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $138,277,870, or 49.45% of the fund’s net assets.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 4.3%
U.S. Treasury Bond
2.75%, 08/15/2042	$ 375,000	$ 314,531
2.75%, 11/15/2042 (A)	15,000	12,558
3.63%, 08/15/2043 (B)	900,000	898,875
U.S. Treasury Inflation Indexed Bond 0.75%, 02/15/2042	507,145	438,165
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2023	1,955,476	1,911,173
0.38%, 07/15/2023	4,436,810	4,435,075
U.S. Treasury Note
0.25%, 10/31/2015	780,000	779,086
0.63%, 10/15/2016	395,000	395,679
1.25%, 10/31/2018	705,000	702,797
1.38%, 09/30/2018	120,000	120,478
1.63%, 11/15/2022	513,000	478,934
1.88%, 10/31/2020	1,145,000	1,129,972
2.00%, 09/30/2020	665,000	668,221
2.50%, 08/15/2023	6,180,200	6,157,024

Total U.S. Government Obligations (cost $18,588,169)		18,442,568

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.4%
Fannie Mae
2.08%, 02/01/2043 (C)	464,004	473,641
2.50%, 03/01/2028	1,900,531	1,922,218
3.00%, 02/01/2043 - 06/01/2043	3,649,497	3,606,478
3.35%, 06/01/2041 (C)	162,119	170,832
3.49%, 09/01/2041 (C)	121,702	128,291
3.50%, 07/01/2028 - 08/01/2043	1,961,941	2,020,855
4.00%, 02/01/2025 - 10/01/2043	3,924,439	4,146,527
4.50%, 02/01/2025 - 10/01/2043	3,612,823	3,867,715
5.00%, 05/01/2018 - 08/01/2041	1,935,803	2,107,938
5.50%, 07/01/2019 - 11/01/2038	2,260,360	2,475,327
6.00%, 08/01/2036 - 12/01/2038	402,901	441,775
6.50%, 05/01/2040	648,300	715,394
Fannie Mae, IO 2.40%, 01/25/2022 (C)	575,142	77,429
Fannie Mae, TBA
2.50%	1,200,000	1,212,563
3.00%	2,500,000	2,538,250
3.50%	700,000	739,102
4.50%	700,000	745,266
6.00%	1,200,000	1,315,078
Freddie Mac
2.37%, 05/25/2022	135,000	128,263
2.62%, 01/25/2023	530,000	504,260
2.64%, 01/25/2023	510,000	489,976
3.00%, 03/01/2043	193,734	190,491
3.06%, 07/25/2023 (C)	275,000	270,805
3.25%, 04/25/2023 (C)	340,000	342,641
3.30%, 04/25/2023 (C)	570,000	573,841
4.50%, 10/01/2041 - 09/01/2043	1,312,505	1,400,126
5.00%, 04/01/2018	26,475	28,078
5.50%, 09/01/2018 - 11/01/2018	36,216	38,554
Freddie Mac, IO
1.39%, 11/25/2019 (C)	6,171,467	421,240
1.51%, 06/25/2022 (C)	1,766,638	177,222
1.56%, 12/25/2018 (C)	847,375	57,677
1.78%, 05/25/2019 (C)	716,054	59,560

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac, TBA
2.50%	$ 800,000	$ 808,125
3.00%	1,400,000	1,399,984
3.50%	4,650,000	4,740,093
4.00%	1,800,000	1,882,969
4.50%	300,000	319,406
5.00%	1,300,000	1,402,273
5.50%	500,000	541,602
FREMF Mortgage Trust
Series 2012-K23, Class B
3.66%, 10/25/2045 - 144A (C)	120,000	110,031
Series 2012-K706, Class C
4.02%, 11/25/2044 - 144A (C)	25,900	24,580
Series 2012-K711, Class B
3.56%, 08/25/2045 - 144A (C)	160,000	156,233
Series 2013-K713, Class B
3.17%, 04/25/2046 - 144A (C)	30,000	28,125
Ginnie Mae
3.50%, 12/15/2042 - 07/15/2043	397,399	413,338
4.00%, 11/20/2040 - 09/15/2042	1,477,619	1,579,273
4.50%, 05/20/2041 - 02/15/2042	2,900,729	3,152,025
5.00%, 12/15/2038 - 12/15/2040	406,190	443,923
Ginnie Mae, IO 1.02%, 02/16/2053 (C)	987,155	73,647
Ginnie Mae, TBA
3.00%	1,600,000	1,596,250
3.50%	2,600,000	2,700,750
4.00%	300,000	319,922
4.50%	900,000	970,578
5.00%	1,300,000	1,415,324
5.50%	500,000	546,230

Total U.S. Government Agency Obligations (cost $57,893,780)		58,012,094

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazilian Government International Bond
4.25%, 01/07/2025 (D)	200,000	195,400
7.13%, 01/20/2037	100,000	120,000
Italy Buoni Poliennali del Tesoro 2.75%, 11/15/2016	EUR 620,000	858,557
Mexico Government International Bond 4.00%, 10/02/2023	$ 340,000	345,270
Russian Federation 7.50%, 03/31/2030 - Reg S (E)	300,300	357,372
South Africa Government International Bond 5.50%, 03/09/2020	180,000	195,300

Total Foreign Government Obligations (cost $2,072,513)		2,071,899

MORTGAGE-BACKED SECURITIES - 5.7%
American General Mortgage Loan Trust Series 2009-1, Class A6 5.75%, 09/25/2048 - 144A (C)	731,313	732,027
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A 5.56%, 06/10/2049 (C)	398,382	436,249

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Large Loan, Inc.
Series 2010-HLTN, Class HLTN
2.47%, 11/15/2015 - 144A (C)	$ 580,748	$ 580,922
Series 2010-UB4, Class A4A
5.02%, 12/20/2041 - 144A (C)	273,838	280,939
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2007-1, Class AMFX
5.48%, 01/15/2049 (C)	20,000	20,945
Series 2007-3, Class AM
5.56%, 06/10/2049 (C)	170,000	188,662
Banc of America Re-REMIC Trust Series 2012-CLRN, Class A 1.32%, 08/15/2029 - 144A (C)	122,000	121,923
BB-UBS Trust, IO Series 2012-SHOW, Class XA 0.60%, 11/05/2036 - 144A (C)	3,045,000	176,059
BCAP LLC Trust
Series 2009-RR10, Class 2A1
2.78%, 08/26/2035 - 144A (C)	355,010	353,149
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A (C)	110,870	111,481
Series 2009-RR14, Class 1A1
6.08%, 05/26/2037 - 144A (C)	369,162	387,400
Series 2009-RR6, Class 2A1
2.71%, 08/26/2035 - 144A (C)	276,459	257,347
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A (C)	392,350	407,991
Series 2010-RR6, Class 1A5
5.00%, 08/26/2022 - 144A (C)	91,995	94,673
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	334,450	368,407
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	249,806	275,799
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (C)	407,853	455,006
CD Mortgage Trust Series 2007-CD5, Class AMA 6.12%, 11/15/2044 (C)	35,000	40,414
Citigroup Commercial Mortgage Trust, IO Series 2013-GC15, Class XA 1.31%, 09/10/2046 (C)	1,463,642	112,775
COMM Mortgage Trust Series 2010-RR1, Class GEB 5.54%, 12/11/2049 - 144A (C)	100,000	106,961
Commercial Mortgage Pass-Through Certificates
Series 2006-C8, Class AM
5.35%, 12/10/2046	190,000	209,637
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 - 144A	380,000	360,297
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (C)	70,000	72,302
Series 2013-GAM, Class A2
3.37%, 02/10/2028 - 144A	210,000	205,158

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates, IO
Series 2013-CR10, Class XA
1.06%, 08/10/2046 (C)	$ 5,782,725	$ 359,067
Series 2013-CR7, Class XA
1.62%, 03/10/2046 (C)	1,679,664	155,453
Series 2013-LC6, Class XA
1.80%, 01/10/2046 (C)	2,564,556	255,617
Commercial Mortgage Trust
Series 2007-GG11, Class A4
5.74%, 12/10/2049	80,000	90,176
Series 2007-GG9, Class AMFX
5.48%, 03/10/2039	25,000	26,591
Credit Suisse Commercial Mortgage Trust Series 2007-C4, Class A3 5.76%, 09/15/2039 (C)	765,000	774,770
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C3, Class AJ 4.77%, 07/15/2037	35,000	36,420
Credit Suisse Mortgage Capital Certificates
Series 2007-TF2A, Class A3
0.44%, 04/15/2022 - 144A (C)	295,000	282,470
Series 2009-16R, Class 11A1
7.00%, 08/26/2036 - 144A	85,650	87,003
Series 2010-15R, Class 2A1
3.50%, 05/26/2036 - 144A (C)	217,918	226,860
Series 2010-18R, Class 3A1
4.00%, 03/26/2037 - 144A	131,816	131,809
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 - 144A (C)	585,000	655,862
DBRR Trust
Series 2011-C32, Class A3A
5.73%, 06/17/2049 - 144A (C)	150,000	168,201
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	475,294	475,077
Series 2013-EZ3, Class A
1.64%, 12/18/2049 - 144A (C)	186,420	186,134
Extended Stay America Trust Series 2013-ESH7, Class A27 2.96%, 12/05/2031 - 144A	165,000	162,298
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class AM 5.87%, 12/10/2049 (C)	70,000	77,273
GS Mortgage Securities Corp. II
Series 2012-SHOP, Class A
2.93%, 06/05/2031 - 144A	400,000	404,505
Series 2013-KING, Class E
3.44%, 12/10/2027 - 144A (C)	320,000	283,304
GS Mortgage Securities Corp. II, IO
Series 2013-GC10, Class XA
1.77%, 02/10/2046 (C)	2,415,500	266,111
Series 2013-KYO, Class XB1
3.25%, 11/08/2029 - 144A (C)	1,271,000	65,526
GS Mortgage Securities Trust
Series 2006-GG8, Class AJ
5.62%, 11/10/2039	145,000	141,826

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust (continued)
Series 2006-GG8, Class AM
5.59%, 11/10/2039	$ 60,000	$ 65,374
Series 2007-GG10, Class A1A
5.80%, 08/10/2045 (C)	273,737	302,775
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
2.64%, 12/26/2037 - 144A (C)	248,015	249,454
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A	177,952	187,959
Series 2009-R7, Class 12A1
2.62%, 08/26/2036 - 144A (C)	161,003	158,583
Series 2009-R7, Class 1A1
2.44%, 02/26/2036 - 144A (C)	421,825	418,335
Series 2009-R7, Class 4A1
2.62%, 09/26/2034 - 144A (C)	297,990	291,865
Series 2009-R9, Class 1A1
2.39%, 08/26/2046 - 144A (C)	259,012	263,492
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 - 144A	218,751	224,011
Series 2010-R3, Class 1A1
3.02%, 03/21/2036 - 144A (C)	182,019	186,502
Series 2010-R6, Class 1A1
4.00%, 09/26/2037 - 144A	65,476	66,080
JPMBB Commercial Mortgage Securities Trust, IO Series 2013-C14, Class XA 1.05%, 08/15/2046 (C)	3,267,007	172,286
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	316,617	318,746
Series 2006-CB14, Class AM
5.45%, 12/12/2044 (C)	100,000	107,760
Series 2006-LDP9, Class AM
5.37%, 05/15/2047	65,000	69,986
Series 2007-CB20, Class AM
5.88%, 02/12/2051 (C)	360,000	407,479
Series 2008-C2, Class ASB
6.13%, 02/12/2051 (C)	167,694	180,871
Series 2010-C1, Class B
5.95%, 06/15/2043 - 144A	370,000	428,876
Series 2013-C10, Class C
4.16%, 12/15/2047 (C)	90,000	86,327
Series 2013-LC11, Class C
3.96%, 04/15/2046 (C)	100,000	92,673
JPMorgan Chase Commercial Mortgage Securities Corp., IO
Series 2012-CBX, Class XA
2.02%, 06/15/2045 (C)	980,067	100,363
Series 2013-LC11, Class XA
1.59%, 04/15/2046 (C)	1,147,029	114,553
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (C)	508,836	562,483
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (C)	468,034	530,329
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	329,691	366,484

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Re-REMIC
Series 2009-7, Class 8A1
5.05%, 01/27/2047 - 144A (C)	$ 129,109	$ 130,290
Series 2010-4, Class 7A1
1.87%, 08/26/2035 - 144A (C)	211,846	211,435
LB-UBS Commercial Mortgage Trust
Series 2004-C8, Class C
4.93%, 12/15/2039 (C)	605,000	619,810
Series 2005-C2, Class AJ
5.21%, 04/15/2030 (C)	125,000	130,060
Series 2007-C7, Class A3
5.87%, 09/15/2045 (C)	121,479	136,149
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.28%, 11/12/2037 (C)	300,000	317,362
Series 2007-C1, Class A1A
5.85%, 06/12/2050 (C)	147,012	158,718
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 09/12/2049	720,000	808,306
Morgan Stanley Bank of America Merrill Lynch Trust, IO Series 2013-C7, Class XA 1.75%, 02/15/2046 (C)	1,112,616	113,930
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class A2FX
5.58%, 04/12/2049 (C)	183,624	186,380
Series 2007-HQ12, Class AM
5.58%, 04/12/2049 (C)	280,000	298,930
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	490,089	541,139
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	110,000	118,915
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (C)	192,822	212,120
Series 2007-IQ15, Class AM
5.91%, 06/11/2049 (C)	260,000	280,583
Morgan Stanley Capital I Trust, IO Series 2012-C4, Class XA 2.67%, 03/15/2045 - 144A (C)	1,569,375	200,036
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	31,477	31,565
Series 2012-IO, Class AXB2
1.00%, 03/27/2051 - 144A	100,000	96,369
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	180,062	181,323
Morgan Stanley Re-REMIC Trust, IO Series 2012-C4, Class XA 1.00%, 03/27/2051 - 144A	129,932	128,625
Motel 6 Trust Series 2012-MTL6, Class B 2.74%, 10/05/2025 - 144A	350,000	348,792
Queens Center Mortgage Trust Series 2013-QCA, Class D 3.47%, 01/11/2037 - 144A (C)	410,000	352,946
S2 Hospitality LLC Series 2012-LV1, Class A 4.50%, 04/15/2025 - 144A	16,136	16,136

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
STRIPS, Ltd. Series 2012-1A, Class A 1.50%, 12/25/2044 - 144A	$ 291,482	$ 288,567
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Class B
5.24%, 07/15/2042 (C)	320,000	332,494
Series 2007-C33, Class AJ
5.93%, 02/15/2051 (C)	195,000	190,307
Wells Fargo Re-REMIC Trust Series 2012-IO, Class A 1.75%, 08/20/2021 - 144A	179,247	178,799
WF-RBS Commercial Mortgage Trust, IO
Series 2012-C10, Class XA
1.83%, 12/15/2045 - 144A (C)	1,481,287	165,935
Series 2013-C15, Class XA
0.72%, 08/15/2046 (C)	1,956,610	85,784

Total Mortgage-Backed Securities (cost $24,246,080)		24,484,327

ASSET-BACKED SECURITIES - 6.0%
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	200,000	207,416
Series 2012-2, Class C
2.64%, 10/10/2017	125,000	127,736
Series 2012-3, Class C
2.42%, 05/08/2018	120,000	121,985
Series 2012-4, Class B
1.31%, 11/08/2017	75,000	75,052
Series 2012-4, Class C
1.93%, 08/08/2018	125,000	125,140
Series 2012-5, Class C
1.69%, 11/08/2018	90,000	89,621
Series 2013-4, Class B
1.66%, 09/10/2018	150,000	150,545
Series 2013-4, Class C
2.72%, 09/09/2019	80,000	81,315
Series 2013-4, Class D
3.31%, 10/08/2019	85,000	85,650
AUTO Asset-Backed Securities Srl Series 2012-2, Class A 2.80%, 04/27/2025 - Reg S	EUR 162,338	222,304
Chesapeake Funding LLC Series 2012-1A, Class B 1.77%, 11/07/2023 - 144A (C)	$ 200,000	200,866
CHLUPA Trust Series 2013-VM, Class A 3.33%, 08/15/2020 - 144A	346,039	346,039
Credit Acceptance Auto Loan Trust
Series 2012-2A, Class A
1.52%, 03/16/2020 - 144A	250,000	250,831
Series 2013-1A, Class A
1.21%, 10/15/2020 - 144A	250,000	250,408
Series 2013-2A, Class A
1.50%, 04/15/2021 - 144A	250,000	249,839
DT Auto Owner Trust
Series 2012-1A, Class B
2.26%, 10/16/2017 - 144A	137,523	137,659

	Principal	Value
ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust (continued)
Series 2012-1A, Class C
3.38%, 10/16/2017 - 144A	$ 250,000	$ 251,525
Series 2012-1A, Class D
4.94%, 07/16/2018 - 144A	250,000	256,905
Ford Credit Floorplan Master Owner Trust
Series 2012-1, Class C
1.67%, 01/15/2016 (C)	160,000	160,340
Series 2012-1, Class D
2.27%, 01/15/2016 (C)	145,000	145,367
Series 2012-2, Class D
3.50%, 01/15/2019	100,000	103,671
Series 2012-4, Class D
2.09%, 09/15/2016	155,000	155,954
Series 2012-5, Class C
2.14%, 09/15/2019	100,000	100,654
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class A2
1.99%, 10/15/2045 - 144A	200,000	201,040
Series 2012-T2, Class B2
2.48%, 10/15/2045 - 144A	160,000	161,408
Series 2013-T1, Class A2
1.50%, 01/16/2046 - 144A	460,000	457,148
Series 2013-T2, Class C2
1.84%, 05/16/2044 - 144A	100,000	99,310
Series 2013-T2, Class D2
2.39%, 05/16/2044 - 144A	255,000	252,322
Series 2013-T3, Class A3
1.79%, 05/15/2046 - 144A	735,000	723,975
Series 2013-T4, Class AT4
1.18%, 08/15/2044 - 144A	355,000	354,787
Series 2013-T5, Class AT5
1.98%, 08/15/2046 - 144A	135,000	135,338
Series 2013-T6, Class AT6
1.29%, 09/15/2044 - 144A	270,000	270,135
Hyundai Auto Receivables Trust Series 2012-A, Class D 2.61%, 05/15/2018	95,000	96,834
JG Wentworth XX LLC Series 2010-1A, Class A 5.56%, 07/15/2059 - 144A	371,034	423,860
JG Wentworth XXI LLC Series 2010-2A, Class A 4.07%, 01/15/2048 - 144A	351,133	379,017
JG Wentworth XXII LLC Series 2010-3A, Class A 3.82%, 12/15/2048 - 144A	370,569	395,563
Nationstar Mortgage Advance Receivables Trust
Series 2013-T1A, Class A1
1.08%, 06/20/2044 - 144A	415,000	414,702
Series 2013-T2A, Class A2
1.68%, 06/20/2046 - 144A	595,000	594,230
Nelnet Student Loan Trust Series 2008-3, Class A4 1.91%, 11/25/2024 (C)	205,000	212,544
PFS Financing Corp. Series 2012-AA, Class A 1.37%, 02/15/2016 - 144A (C)	260,000	260,346

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Prestige Auto Receivables Trust
Series 2013-1A, Class A2
1.09%, 02/15/2018 - 144A	$ 187,745	$ 188,066
Series 2013-1A, Class A3
1.33%, 05/15/2019 - 144A	110,000	109,700
Santander Drive Auto Receivables Trust
Series 2011-S1A, Class B
1.48%, 05/15/2017 - 144A	189,178	189,577
Series 2012-1, Class B
2.72%, 05/16/2016	80,000	81,196
Series 2012-1, Class C
3.78%, 11/15/2017	110,000	113,716
Series 2012-2, Class C
3.20%, 02/15/2018	310,000	319,079
Series 2012-3, Class B
1.94%, 12/15/2016	255,000	257,736
Series 2012-3, Class C
3.01%, 04/16/2018	350,000	360,641
Series 2012-4, Class C
2.94%, 12/15/2017	230,000	234,693
Series 2012-5, Class B
1.56%, 08/15/2018	290,000	292,256
Series 2012-5, Class C
2.70%, 08/15/2018	140,000	144,563
Series 2012-6, Class B
1.33%, 05/15/2017	150,000	150,302
Series 2012-6, Class C
1.94%, 03/15/2018	105,000	105,312
Series 2012-AA, Class B
1.21%, 10/16/2017 - 144A	380,000	379,330
Series 2012-AA, Class C
1.78%, 11/15/2018 - 144A	795,000	780,229
Series 2013-2, Class B
1.33%, 03/15/2018	370,000	369,668
Series 2013-3, Class B
1.19%, 05/15/2018	350,000	346,571
Series 2013-4, Class B
2.16%, 01/15/2020	210,000	214,015
Series 2013-4, Class C
3.25%, 01/15/2020	170,000	175,575
Series 2013-4, Class E
4.67%, 01/15/2020 - 144A	515,000	529,081
Series 2013-A, Class B
1.89%, 10/15/2019 - 144A	280,000	280,483
Series 2013-A, Class C
3.12%, 10/15/2019 - 144A	110,000	110,493
Series 2013-A, Class D
3.78%, 10/15/2019 - 144A	70,000	70,446
Scholar Funding Trust Series 2013-A, Class A 0.82%, 01/30/2045 - 144A (C)	667,051	661,156
SLM Private Education Loan Trust
Series 2012-E, Class A2B
1.92%, 06/15/2045 - 144A (C)	535,000	543,485
Series 2013-B, Class A1
0.82%, 07/15/2022 - 144A (C)	499,807	497,660
Series 2013-B, Class A2A
1.85%, 06/17/2030 - 144A	955,000	928,164

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust (continued)
Series 2013-C, Class A1
1.03%, 02/15/2022 - 144A (C)	$ 410,000	$ 410,257
Series 2013-C, Class A2A
2.94%, 10/15/2031 - 144A	305,000	309,714
Series 2013-C, Class A2B
1.68%, 10/15/2031 - 144A (C)	155,000	155,288
SLM Student Loan Trust
Series 2003-11, Class A6
0.54%, 12/15/2025 - 144A (C)	390,000	388,015
Series 2004-B, Class A2
0.45%, 06/15/2021 (C)	422,020	415,261
Series 2005-B, Class A2
0.43%, 03/15/2023 (C)	441,691	432,038
Series 2011-B, Class A2
3.74%, 02/15/2029 - 144A	100,000	105,289
Series 2011-C, Class A2B
4.54%, 10/17/2044 - 144A	140,000	153,287
Series 2012-A, Class A1
1.57%, 08/15/2025 - 144A (C)	81,749	82,377
Series 2012-A, Class A2
3.83%, 01/17/2045 - 144A	120,000	125,827
Series 2012-B, Class A2
3.48%, 10/15/2030 - 144A	400,000	420,125
Series 2012-C, Class A1
1.27%, 08/15/2023 - 144A (C)	375,833	377,380
Series 2012-C, Class A2
3.31%, 10/15/2046 - 144A	430,000	447,728
Series 2012-D, Class A2
2.95%, 02/15/2046 - 144A	620,000	636,049
Series 2012-E, Class A1
0.92%, 10/16/2023 - 144A (C)	178,545	178,301
Series 2013-A, Class A2A
1.77%, 05/17/2027 - 144A	715,000	702,824
Series 2013-A, Class A2B
1.22%, 05/17/2027 - 144A (C)	470,000	464,761
SpringCastle America Funding LLC Series 2013-1A, Class A 3.75%, 04/03/2021 - 144A	670,214	668,337
TAL Advantage LLC Series 2011-1A, Class A 4.60%, 01/20/2026 - 144A	830,125	839,133
World Financial Network Credit Card Master Trust
Series 2010-A, Class B
6.75%, 04/15/2019	170,000	184,135
Series 2012-C, Class A
2.23%, 08/15/2022	360,000	359,418
Series 2012-D, Class A
2.15%, 04/17/2023	455,000	446,395

Total Asset-Backed Securities (cost $25,999,356)		26,064,513

PREFERRED CORPORATE DEBT SECURITY - 0.0% (F)
Commercial Banks - 0.0% (F)
Fifth Third Capital Trust IV 6.50%, 04/15/2067 (C)	172,000	169,850

Total Preferred Corporate Debt Security (cost $165,748)		169,850

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
CORPORATE DEBT SECURITIES - 9.0%
Automobiles - 0.0% (F)
General Motors Co.
4.88%, 10/02/2023 - 144A	$ 105,000	$ 106,313
6.25%, 10/02/2043 - 144A	65,000	67,600
Capital Markets - 0.2%
Goldman Sachs Group, Inc.
3.63%, 01/22/2023 (A)	594,000	579,486
5.75%, 01/24/2022	103,000	116,800
Morgan Stanley 3.80%, 04/29/2016	115,000	121,521
Chemicals - 0.3%
LYB International Finance BV
4.00%, 07/15/2023 (A)	95,000	95,655
5.25%, 07/15/2043	2,000	2,034
LyondellBasell Industries NV 5.00%, 04/15/2019	1,000,000	1,119,424
Commercial Banks - 0.3%
Caixa Economica Federal 2.38%, 11/06/2017 - 144A	150,000	142,500
HSBC Bank Brasil SA - Banco Multiplo, Series MTN 4.00%, 05/11/2016 - 144A	610,000	629,520
Sberbank of Russia Via SB Capital SA 6.13%, 02/07/2022 - Reg S	200,000	216,750
Wells Fargo & Co. 2.15%, 01/15/2019	116,000	116,565
Commercial Services & Supplies - 0.1%
United Rentals North America, Inc. 7.63%, 04/15/2022	290,000	324,800
Communications Equipment - 0.0% (F)
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%, 04/15/2023	169,000	160,441
Construction & Engineering - 0.0% (F)
Odebrecht Offshore Drilling Finance, Ltd. 6.75%, 10/01/2022 - 144A	200,000	208,500
Consumer Finance - 0.0% (F)
Discover Financial Services 3.85%, 11/21/2022	222,000	215,332
Containers & Packaging - 0.0% (F)
Rock Tenn Co. 4.00%, 03/01/2023	63,000	61,637
Distributors - 0.1%
VWR Funding, Inc. 7.25%, 09/15/2017 (A)	411,000	437,715
Diversified Financial Services - 0.7%
Bank of America Corp.
2.60%, 01/15/2019	204,000	205,378
4.10%, 07/24/2023	599,000	606,971
Bank of America Corp., Series MTN 3.30%, 01/11/2023	754,000	723,657
Citigroup, Inc.
3.38%, 03/01/2023 (A)	178,000	172,465
4.45%, 01/10/2017	89,000	96,773
Ford Motor Credit Co. LLC 5.00%, 05/15/2018	495,000	548,536
JPMorgan Chase & Co.
3.20%, 01/25/2023 (A)	161,000	154,590
3.25%, 09/23/2022	133,000	128,468

	Principal	Value
Diversified Financial Services (continued)
Novus USA Trust 1.56%, 02/28/2014 - 144A (C)	$ 280,000	$ 280,000
Diversified Telecommunication Services - 1.0%
Intelsat Jackson Holdings SA 7.25%, 04/01/2019	170,000	183,175
Level 3 Financing, Inc. 8.13%, 07/01/2019	400,000	441,000
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	128,250
Verizon Communications, Inc.
2.45%, 11/01/2022	161,000	145,230
3.65%, 09/14/2018	965,000	1,026,329
3.85%, 11/01/2042 (A)	754,000	614,445
5.15%, 09/15/2023	701,000	760,577
6.55%, 09/15/2043	822,000	953,693
Electric Utilities - 0.3%
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	130,000	133,693
8.88%, 11/15/2018	28,000	35,939
Dominion Gas Holdings LLC 4.80%, 11/01/2043 - 144A	21,000	21,112
Duke Energy Carolinas LLC 4.25%, 12/15/2041	139,000	133,135
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, 12/01/2020	500,000	525,000
Georgia Power Co. 3.00%, 04/15/2016	405,000	425,353
Jersey Central Power & Light Co. 7.35%, 02/01/2019	116,000	139,719
Energy Equipment & Services - 0.7%
Enterprise Products Operating LLC 4.45%, 02/15/2043	111,000	100,611
Noble Holding International, Ltd. 5.25%, 03/15/2042 (A)	50,000	48,030
Petrofac, Ltd. 3.40%, 10/10/2018 - 144A	107,000	108,696
Sabine Pass Liquefaction LLC 5.63%, 02/01/2021 - 144A (A)	425,000	429,250
TransCanada PipeLines, Ltd. 3.75%, 10/16/2023	250,000	251,578
Transocean, Inc.
2.50%, 10/15/2017 (A)	388,000	391,625
5.05%, 12/15/2016	311,000	342,573
6.00%, 03/15/2018	819,000	926,541
6.50%, 11/15/2020 (A)	194,000	220,109
Food & Staples Retailing - 0.0% (F)
Wal-Mart Stores, Inc. 4.00%, 04/11/2043	154,000	138,803
Food Products - 0.1%
WM Wrigley Jr Co. 2.90%, 10/21/2019 - 144A	276,000	280,171
Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 2.65%, 10/01/2018	387,000	390,164
Edwards Lifesciences Corp. 2.88%, 10/15/2018	295,000	296,131

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Health Care Providers & Services - 0.3%
Coventry Health Care, Inc. 5.45%, 06/15/2021	$ 182,000	$ 204,450
HCA, Inc. 7.25%, 09/15/2020	150,000	164,437
Tenet Healthcare Corp. 6.25%, 11/01/2018	165,000	180,675
UnitedHealth Group, Inc. 3.38%, 11/15/2021	61,000	61,133
WellPoint, Inc.
1.88%, 01/15/2018 (A)	244,000	243,059
2.30%, 07/15/2018	349,000	350,375
Hotels, Restaurants & Leisure - 0.2%
Caesars Entertainment Operating Co., Inc. 11.25%, 06/01/2017	410,000	408,975
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope
8.00%, 10/01/2020 - 144A (A)	179,000	179,448
11.00%, 10/01/2021 - 144A (A)	198,000	193,545
Carnival Corp. 3.95%, 10/15/2020	46,000	46,660
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018 - 144A (A)	11,000	11,220
4.88%, 11/01/2020 - 144A	20,000	20,150
Insurance - 1.0%
Allianz Finance II BV, Series MTN 5.75%, 07/08/2041 (C)	EUR 100,000	154,819
American International Group, Inc.
3.38%, 08/15/2020 (A)	$ 327,000	332,754
3.80%, 03/22/2017	550,000	587,575
4.13%, 02/15/2024	176,000	180,932
4.88%, 06/01/2022 (A)	227,000	248,472
8.18%, 05/15/2068 (C)	61,000	75,183
American International Group, Inc., Series MTN 5.45%, 05/18/2017	183,000	206,179
Manulife Financial Corp. 3.40%, 09/17/2015	161,000	167,983
Metropolitan Life Global Funding I 3.88%, 04/11/2022 - 144A	750,000	773,510
Prudential Financial, Inc. 5.88%, 09/15/2042 (C)	159,000	161,385
Prudential Financial, Inc., Series MTN
4.50%, 11/15/2020 (A)	120,000	130,746
4.75%, 09/17/2015	292,000	313,002
5.38%, 06/21/2020	233,000	265,678
7.38%, 06/15/2019	194,000	241,368
XL Group PLC 6.50%, 04/15/2017 (A) (C) (G)	285,000	279,585
IT Services - 0.1%
International Business Machines Corp. 3.38%, 08/01/2023	370,000	369,429
Life Sciences Tools & Services - 0.0% (F)
Life Technologies Corp. 6.00%, 03/01/2020	182,000	208,447

	Principal	Value
Media - 1.0%
CBS Corp.
4.63%, 05/15/2018	$ 78,000	$ 85,611
5.75%, 04/15/2020	62,000	70,278
8.88%, 05/15/2019	244,000	313,344
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	400,000	420,000
Comcast Corp.
4.65%, 07/15/2042	787,000	766,717
5.88%, 02/15/2018	323,000	377,661
COX Communications, Inc.
2.95%, 06/30/2023 - 144A	199,000	177,751
4.70%, 12/15/2042 - 144A	89,000	75,133
8.38%, 03/01/2039 - 144A	222,000	272,806
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.80%, 03/15/2022 (A)	345,000	330,791
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 - 144A (G)	200,000	198,000
NBCUniversal Media LLC
4.38%, 04/01/2021	194,000	211,412
4.45%, 01/15/2043	164,000	155,118
5.15%, 04/30/2020	638,000	729,480
Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023	290,000	294,455
5.00%, 09/30/2043	113,000	116,086
Novelis, Inc.
8.75%, 12/15/2020 (A)	250,000	278,125
Multi-Utilities - 0.1%
Dominion Resources, Inc.
1.95%, 08/15/2016	372,000	379,944
Oil, Gas & Consumable Fuels - 1.2%
Apache Corp.
4.25%, 01/15/2044	122,000	110,518
4.75%, 04/15/2043	65,000	63,822
BP Capital Markets PLC
2.75%, 05/10/2023	277,000	258,742
Energy Transfer Partners, LP
3.60%, 02/01/2023	410,000	391,204
4.15%, 10/01/2020	440,000	456,674
Kinder Morgan Energy Partners, LP
2.65%, 02/01/2019	222,000	222,742
Laredo Petroleum, Inc.
7.38%, 05/01/2022	180,000	194,850
Linn Energy LLC / Linn Energy Finance Corp.
7.00%, 11/01/2019 - 144A (A)	240,000	239,400
MEG Energy Corp.
6.50%, 03/15/2021 - 144A	150,000	156,562
Murphy Oil Corp.
2.50%, 12/01/2017 (A)	255,000	256,861
3.70%, 12/01/2022	173,000	163,480
Nexen Energy ULC
5.88%, 03/10/2035	10,000	10,721
Noble Energy, Inc.
4.15%, 12/15/2021	144,000	151,353
6.00%, 03/01/2041	155,000	178,040
8.25%, 03/01/2019	144,000	181,239
Novatek OAO via Novatek Finance, Ltd.
4.42%, 12/13/2022 - 144A	200,000	190,250

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp.
6.25%, 11/15/2021 (A)	$ 135,000	$ 139,388
Range Resources Corp.
5.75%, 06/01/2021	40,000	42,600
Shell International Finance BV
4.55%, 08/12/2043	284,000	283,235
Sibur Securities, Ltd.
3.91%, 01/31/2018 - 144A	200,000	195,500
Total Capital International SA
3.70%, 01/15/2024	571,000	581,883
Western Gas Partners, LP
4.00%, 07/01/2022	130,000	129,049
5.38%, 06/01/2021	230,000	247,900
Williams Cos., Inc.
3.70%, 01/15/2023 (A)	399,000	366,847
7.88%, 09/01/2021	100,000	119,679
Paper & Forest Products - 0.2%
International Paper Co.
4.75%, 02/15/2022 (A)	840,000	899,963
Pharmaceuticals - 0.1%
Bristol-Myers Squibb Co.
4.50%, 03/01/2044	227,000	223,822
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	70,000	69,647
Real Estate Investment Trusts - 0.0% (F)
Ventas Realty, LP / Ventas Capital Corp.
2.70%, 04/01/2020	61,000	59,180
Vornado Realty, LP
5.00%, 01/15/2022	72,000	76,605
Real Estate Management & Development - 0.1%
Realogy Group LLC
7.88%, 02/15/2019 - 144A (A)	270,000	294,975
Road & Rail - 0.1%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	270,000	255,291
Software - 0.1%
First Data Corp.
7.38%, 06/15/2019 - 144A	200,000	215,250
Oracle Corp.
2.50%, 10/15/2022 (A)	277,000	259,681
3.63%, 07/15/2023	13,000	13,118
Specialty Retail - 0.0% (F)
QVC, Inc.
7.50%, 10/01/2019 - 144A	145,000	156,572
Tobacco - 0.0% (F)
Altria Group, Inc.
4.00%, 01/31/2024	114,000	114,428
Wireless Telecommunication Services - 0.3%
America Movil SAB de CV
2.38%, 09/08/2016	300,000	307,474
3.13%, 07/16/2022	200,000	188,324
Crown Castle Towers LLC
6.11%, 01/15/2040 - 144A	110,000	125,175
MetroPCS Wireless, Inc.
7.88%, 09/01/2018	12,000	12,960
SBA Tower Trust
5.10%, 04/15/2042 - 144A	109,000	117,881
Sprint Communications, Inc.
9.00%, 11/15/2018 - 144A	305,000	369,812

	Principal	Value
Wireless Telecommunication Services (continued)
Sprint Corp.
7.88%, 09/15/2023 - 144A	$ 155,000	$ 168,175
T-Mobile USA, Inc.
6.46%, 04/28/2019	20,000	21,200
6.63%, 04/28/2021	55,000	58,162
6.73%, 04/28/2022	55,000	58,094
6.84%, 04/28/2023	15,000	15,862

Total Corporate Debt Securities (cost $38,027,264)		38,658,439

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill
0.07%, 11/14/2013 (B) (H)	290,000	289,993

Total Short-Term U.S. Government Obligation (cost $289,993)		289,993

	Shares	Value
PREFERRED STOCK - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XIII, 7.88% (C)	12,963	356,483

Total Preferred Stock (cost $355,727)		356,483

COMMON STOCKS - 59.5%
Aerospace & Defense - 1.9%
General Dynamics Corp.	8,288	717,990
Honeywell International, Inc.	39,326	3,410,744
United Technologies Corp.	37,913	4,028,256
Airlines - 0.1%
Delta Air Lines, Inc.	10,693	282,081
Southwest Airlines Co.	16,448	283,235
Auto Components - 0.1%
Johnson Controls, Inc.	14,201	655,376
Automobiles - 0.5%
General Motors Co. (I)	58,629	2,166,342
Beverages - 1.4%
Coca-Cola Co.	60,744	2,403,640
Constellation Brands, Inc. - Class A (I)	4,782	312,264
Dr. Pepper Snapple Group, Inc.	16,179	766,076
PepsiCo, Inc.	31,391	2,639,669
Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (I)	7,142	878,109
Biogen IDEC, Inc. (I)	13,778	3,364,450
Celgene Corp. (I)	21,215	3,150,215
Gilead Sciences, Inc. (I)	4,352	308,948
Vertex Pharmaceuticals, Inc. (I)	7,855	560,376
Building Products - 0.2%
Masco Corp.	50,244	1,061,656
Capital Markets - 1.6%
Bank of New York Mellon Corp.	2,378	75,620
Goldman Sachs Group, Inc.	13,149	2,115,148
Invesco, Ltd.	42,042	1,418,918
Morgan Stanley	40,662	1,168,219
State Street Corp.	25,846	1,811,029
TD Ameritrade Holding Corp.	9,199	250,765
Chemicals - 0.8%
Air Products & Chemicals, Inc.	10,442	1,138,283
Axiall Corp.	9,669	376,027
CF Industries Holdings, Inc. - Class B	38	8,193
Dow Chemical Co.	41,017	1,618,941

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Chemicals (continued)
E.I. du Pont de Nemours & Co.	2,154	$ 131,825
Mosaic Co.	4,399	201,694
Commercial Banks - 1.7%
CIT Group, Inc. (I)	1,525	73,444
Comerica, Inc. - Class A	13,935	603,385
PNC Financial Services Group, Inc.	8,577	630,667
Wells Fargo & Co.	140,326	5,990,517
Commercial Services & Supplies - 0.1%
Tyco International, Ltd.	6,523	238,416
Communications Equipment - 1.5%
Cisco Systems, Inc.	156,166	3,513,735
QUALCOMM, Inc.	40,666	2,825,067
Computers & Peripherals - 2.3%
Apple, Inc.	13,705	7,158,807
EMC Corp.	32,490	782,034
Hewlett-Packard Co.	51,099	1,245,283
SanDisk Corp.	8,124	564,618
Construction & Engineering - 0.6%
Fluor Corp.	33,465	2,483,772
Consumer Finance - 0.4%
Capital One Financial Corp.	20,981	1,440,765
SLM Corp.	4,164	105,641
Containers & Packaging - 0.2%
Crown Holdings, Inc. (I)	16,523	720,403
Diversified Financial Services - 2.5%
Bank of America Corp.	247,386	3,453,509
Berkshire Hathaway, Inc. - Class B (I)	19,915	2,291,818
Citigroup, Inc.	81,006	3,951,473
IntercontinentalExchange, Inc. (A) (I)	5,937	1,144,238
NYSE Euronext	4,112	181,010
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	14,567	527,325
Verizon Communications, Inc.	65,817	3,324,417
Electric Utilities - 1.1%
Edison International	26,646	1,306,453
NextEra Energy, Inc.	23,878	2,023,661
Xcel Energy, Inc.	53,709	1,550,042
Electrical Equipment - 0.7%
Eaton Corp. PLC	3,685	260,014
Emerson Electric Co.	43,701	2,926,656
Electronic Equipment & Instruments - 0.2%
Corning, Inc.	23,855	407,682
TE Connectivity, Ltd.	7,866	405,020
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	4,661	270,758
Cameron International Corp. (I)	9,964	546,625
Ensco PLC - Class A	27,513	1,586,124
Halliburton Co.	10,006	530,618
Noble Corp.	16,749	631,437
Schlumberger, Ltd.	36,762	3,445,335
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	700	82,600
CVS Caremark Corp.	38,761	2,413,260
Kroger Co.	13,894	595,219
Wal-Mart Stores, Inc.	11,831	908,029
Food Products - 1.5%
Archer-Daniels-Midland Co.	54,404	2,225,124
General Mills, Inc.	38,946	1,963,657
Kellogg Co.	1,471	93,041
Mondelez International, Inc. - Class A	65,167	2,192,218

	Shares	Value
Gas Utilities - 0.1%
National Fuel Gas Co. (A)	1,877	$ 134,299
Questar Corp.	12,512	296,034
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	32,782	1,198,182
Baxter International, Inc.	20,652	1,360,347
CareFusion Corp. - Class A (I)	3,345	129,686
Covidien PLC	2,793	179,059
Intuitive Surgical, Inc. (I)	662	245,933
Stryker Corp.	2,600	192,036
Health Care Providers & Services - 1.1%
DaVita HealthCare Partners, Inc. (I)	12,319	692,451
Humana, Inc. - Class A	15,242	1,404,550
McKesson Corp.	3,916	612,227
UnitedHealth Group, Inc.	32,095	2,190,805
Hotels, Restaurants & Leisure - 0.7%
Marriott International, Inc. - Class A	24,844	1,119,968
McDonald’s Corp.	1,949	188,117
Royal Caribbean Cruises, Ltd. - Class A	19,998	840,716
Starbucks Corp.	5,124	415,300
Yum! Brands, Inc.	7,574	512,154
Household Durables - 0.2%
Lennar Corp. - Class A (A)	2,711	96,376
PulteGroup, Inc.	30,766	543,020
Toll Brothers, Inc. (I)	3,920	128,890
Household Products - 1.2%
Kimberly-Clark Corp.	7,507	810,756
Procter & Gamble Co.	54,041	4,363,811
Industrial Conglomerates - 0.5%
General Electric Co.	87,148	2,278,049
Insurance - 1.8%
ACE, Ltd.	29,765	2,840,771
Aflac, Inc.	1,571	102,083
Axis Capital Holdings, Ltd.	5,700	270,294
Everest RE Group, Ltd.	882	135,599
Hartford Financial Services Group, Inc.	15,241	513,622
Marsh & McLennan Cos., Inc.	16,471	754,372
MetLife, Inc.	47,001	2,223,617
Prudential Financial, Inc.	6,617	538,558
RenaissanceRe Holdings, Ltd.	4,908	459,929
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (I)	6,412	2,334,161
priceline.com, Inc. (I)	945	995,869
Internet Software & Services - 1.8%
eBay, Inc. (I)	23,511	1,239,265
Google, Inc. - Class A (I)	6,062	6,247,376
LinkedIn Corp. - Class A (I)	589	131,741
IT Services - 1.9%
Alliance Data Systems Corp. (A) (I)	1,805	427,893
Cognizant Technology Solutions Corp. - Class A (I)	11,737	1,020,297
Fidelity National Information Services, Inc.	4,741	231,124
International Business Machines Corp.	17,723	3,176,139
Mastercard, Inc. - Class A	1,452	1,041,229
Visa, Inc. - Class A	10,777	2,119,513
Life Sciences Tools & Services - 0.4%
Mettler-Toledo International, Inc. (I)	3,992	987,860
Thermo Fisher Scientific, Inc.	6,290	615,036
Machinery - 0.8%
Caterpillar, Inc.	4,393	366,200

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Machinery (continued)
Deere & Co.	6,295	$ 515,183
PACCAR, Inc.	35,136	1,953,562
SPX Corp.	6,063	549,975
Media - 2.6%
CBS Corp. - Class B	24,745	1,463,419
Comcast Corp. - Class A	75,259	3,580,823
DISH Network Corp. - Class A	10,761	518,680
Omnicom Group, Inc.	1,937	131,929
Time Warner Cable, Inc.	9,151	1,099,493
Time Warner, Inc.	52,128	3,583,279
Walt Disney Co. - Class A	12,783	876,786
Metals & Mining - 0.6%
Alcoa, Inc. (A)	102,745	952,446
Freeport-McMoRan Copper & Gold, Inc.	27,781	1,021,229
U.S. Steel Corp. (A)	18,785	467,559
Multi-Utilities - 0.8%
CMS Energy Corp.	30,718	843,516
DTE Energy Co.	10,981	759,226
NiSource, Inc. - Class B	25,118	791,719
SCANA Corp.	1,477	68,873
Sempra Energy	11,220	1,022,591
Multiline Retail - 0.7%
Macy’s, Inc.	14,875	685,886
Nordstrom, Inc. (A)	7,293	441,008
Target Corp.	29,597	1,917,590
Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp. - Class A	17,979	1,713,219
Apache Corp.	378	33,567
Cheniere Energy, Inc. (I)	7,389	294,082
Chevron Corp.	40,219	4,824,671
ConocoPhillips	1,820	133,406
EOG Resources, Inc.	3,173	566,063
Exxon Mobil Corp.	58,215	5,217,228
Marathon Oil Corp.	22,410	790,177
Marathon Petroleum Corp.	19,155	1,372,647
Occidental Petroleum Corp.	21,138	2,030,939
Phillips 66	4,980	320,862
Range Resources Corp.	2,723	206,158
Valero Energy Corp.	24,447	1,006,483
Williams Cos., Inc.	18,730	668,848
Paper & Forest Products - 0.1%
International Paper Co.	7,165	319,631
Pharmaceuticals - 3.4%
Actavis PLC (I)	4,217	651,864
Allergan, Inc.	10,207	924,856
Bristol-Myers Squibb Co.	75,791	3,980,543
Johnson & Johnson	74,398	6,889,999
Merck & Co., Inc.	20,965	945,312
Pfizer, Inc.	23,058	707,420
Valeant Pharmaceuticals International, Inc. (I)	5,967	630,831
Real Estate Investment Trusts - 1.3%
American Campus Communities, Inc. - Class A	5,207	179,954
American Tower Corp. - Class A	1,251	99,267
Apartment Investment & Management Co. - Class A	3,665	102,547
Boston Properties, Inc.	2,215	229,252
Brandywine Realty Trust	27,009	384,338
Camden Property Trust	3,816	244,987

	Shares	Value
Real Estate Investment Trusts (continued)
CBL & Associates Properties, Inc.	25,903	$ 513,138
Digital Realty Trust, Inc. (A)	3,844	183,205
HCP, Inc.	9,158	380,057
Highwoods Properties, Inc. (A)	13,750	530,750
Host Hotels & Resorts, Inc.	16,636	308,598
Kimco Realty Corp.	16,533	355,129
Post Properties, Inc.	3,656	167,225
ProLogis, Inc. - Class A	1,304	52,095
Simon Property Group, Inc.	7,082	1,094,523
Ventas, Inc.	9,991	651,813
Road & Rail - 1.5%
CSX Corp.	113,454	2,956,611
Norfolk Southern Corp.	5,331	458,573
Union Pacific Corp.	20,488	3,101,883
Semiconductors & Semiconductor Equipment - 1.1%
Applied Materials, Inc. - Class A	75,313	1,344,337
Avago Technologies, Ltd. - Class A	11,533	523,944
Broadcom Corp. - Class A	24,374	651,273
KLA-Tencor Corp.	7,884	517,191
LAM Research Corp. (I)	10,736	582,213
Teradyne, Inc. (A) (I)	14,398	251,821
Xilinx, Inc.	18,198	826,553
Software - 2.4%
Adobe Systems, Inc. (I)	27,998	1,517,492
Citrix Systems, Inc. (I)	8,033	456,114
Microsoft Corp.	146,327	5,172,659
Oracle Corp.	84,893	2,843,915
VMware, Inc. - Class A (A) (I)	3,259	264,892
Specialty Retail - 2.0%
AutoZone, Inc. (I)	3,293	1,431,434
Gap, Inc. - Class A	2,250	83,228
Home Depot, Inc.	40,424	3,148,625
Lowe’s Cos., Inc.	43,666	2,173,693
Ross Stores, Inc.	3,436	265,775
TJX Cos., Inc.	28,759	1,748,260
Textiles, Apparel & Luxury Goods - 0.6%
Lululemon Athletica, Inc. (A) (I)	3,312	228,694
PVH Corp.	1,400	174,398
V.F. Corp.	9,966	2,142,690
Tobacco - 1.0%
Lorillard, Inc. (A)	5,170	263,721
Philip Morris International, Inc.	44,607	3,975,376
Trading Companies & Distributors - 0.2%
WW Grainger, Inc.	3,283	883,028

Total Common Stocks (cost $196,979,431)		256,562,169

	Contracts	Value
PURCHASED OPTIONS - 0.0% (F)
Call Options - 0.0% (F)
Eurodollar, Mid-Curve 2-Year Future Exercise Price $98.75 Expires 03/14/2014	33	17,119
Eurodollar, Mid-Curve 4-Year Future Exercise Price $97.25 Expires 03/14/2014	33	9,487

Total Purchased Options (cost $22,404)		26,606

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 5.7%
BlackRock Provident TempFund 24 (J)	24,638,038	$ 24,638,038

Total Short-Term Investment Company (cost $24,638,038)		24,638,038

SECURITIES LENDING COLLATERAL - 2.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (H)	10,339,330	10,339,330

Total Securities Lending Collateral (cost $10,339,330)		10,339,330

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.01% (H), dated 10/31/2013, to be repurchased at $6,733,696 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $6,871,355.	$ 6,733,694	6,733,694

Total Repurchase Agreement (cost $6,733,694)		6,733,694

Total Investment Securities (cost $406,351,527) (K)		466,850,003
Other Assets and Liabilities - Net - (8.3%)		(35,778,648)

Net Assets - 100.0%		$ 431,071,355

	Principal	Value
TBA SHORT COMMITMENTS - (1.5%)
U.S. GOVERNMENT AGENCY OBLIGATIONS - (1.5%)
Fannie Mae, TBA
3.50%	$ (900,000)	$ (920,672)
4.00%	(1,000,000)	(1,058,844)
5.00%	(600,000)	(651,000)
5.50%	(1,200,000)	(1,308,750)
Ginnie Mae, TBA
3.50%	(300,000)	(311,063)
4.00%	(400,000)	(425,312)
4.50%	(1,600,000)	(1,733,250)

Total U.S. Government Agency Obligations (proceeds $(6,386,156))		(6,408,891)

Total TBA Short Commitments (proceeds $(6,386,156))		(6,408,891)

	Contracts	Value
WRITTEN OPTIONS - (0.0%) (F)
Call Options - (0.0%) (F)
Eurodollar, Mid-Curve 2-Year Future Exercise Price $99.00 Expires 03/14/2014	33	(6,394)
Eurodollar, Mid-Curve 4-Year Future Exercise Price $ 97.00 Expires 03/14/2014	33	(17,531)

Total Written Options (premiums $(20,084))		(23,925)

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Short	(195)	12/19/2013	$(313,156)
2-Year U.S. Treasury Note	Long	62	12/31/2013	36,931
30-Year U.S. Treasury Bond	Long	28	12/19/2013	18,507
5-Year U.S. Treasury Note	Long	109	12/31/2013	18,316
90-Day Eurodollar	Long	16	12/14/2015	6,851
90-Day Eurodollar	Long	16	03/14/2016	8,003
90-Day Eurodollar	Long	16	06/13/2016	8,529
90-Day Eurodollar	Long	16	09/19/2016	8,621
S&P 500 E-Mini Index	Long	78	12/20/2013	119,949
Ultra Long U.S. Treasury Bond	Long	47	12/19/2013	160,737

				$73,288

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	BNP	(78,000)	11/21/2013	$(107,325)	$1,416
EUR	JPM	(378,000)	11/21/2013	(519,414)	6,161

					$7,577

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (L)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$18,442,568	$—	$18,442,568
U.S. Government Agency Obligations	—	58,012,094	—	58,012,094
Foreign Government Obligations	—	2,071,899	—	2,071,899
Mortgage-Backed Securities	—	24,484,327	—	24,484,327
Asset-Backed Securities	—	26,064,513	—	26,064,513
Preferred Corporate Debt Security	—	169,850	—	169,850
Corporate Debt Securities	—	38,658,439	—	38,658,439
Short-Term U.S. Government Obligation	—	289,993	—	289,993
Preferred Stock	356,483	—	—	356,483
Common Stocks	256,562,169	—	—	256,562,169
Purchased Options	26,606	—	—	26,606
Short-Term Investment Company	24,638,038	—	—	24,638,038
Securities Lending Collateral	10,339,330	—	—	10,339,330
Repurchase Agreement	—	6,733,694	—	6,733,694
Total Investment Securities	$291,922,626	$174,927,377	$—	$466,850,003

Derivative Financial Instruments
Futures Contracts (M)	$386,444	$—	$—	$386,444
Forward Foreign Currency Contracts (M)	—	7,577	—	7,577
Total Derivative Financial Instruments	$386,444	$7,577	$—	$394,021

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
TBA Short Commitments
U.S. Government Agency Obligations	$—	$(6,408,891)	$—	$(6,408,891)
Total TBA Short Commitments	$—	$(6,408,891)	$—	$(6,408,891)

Derivative Financial Instruments
Written Options	$(23,925)	$—	$—	$(23,925)
Futures Contracts (M)	(313,156)	—	—	(313,156)
Total Derivative Financial Instruments	$(337,081)	$—	$—	$(337,081)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $10,115,380. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $439,806.
(C)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(D)	When-issued security. A conditional transaction in a security authorized for issuance, but not yet issued.
(E)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of October 31, 2013. Maturity date disclosed is the ultimate maturity date.
(F)	Percentage rounds to less than 0.1%.
(G)	The security has a perpetual maturity. The date shown is the next call date.
(H)	Rate shown reflects the yield at October 31, 2013.
(I)	Non-income producing security.
(J)	The investment issuer is affiliated with the sub-adviser of the fund.
(K)	Aggregate cost for federal income tax purposes is $409,766,108. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $59,283,551 and $2,199,656, respectively. Net unrealized appreciation for tax purposes is $57,083,895.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(L)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(M)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $37,953,658, or 8.80% of the fund’s net assets.
BNP	BNP Paribas
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
JPM	JPMorgan Chase Bank
MTN	Medium Term Note
OAO	Otkrytoe Aktsionernoe Obschestvo (Open Joint Stock Corporation)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
Re-REMIC	Re-securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
TBA	To Be Announced

CURRENCY ABBREVIATION:

EUR	Euro

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATION - 0.0% (A)
Freddie Mac 2.41%, 08/01/2037 (B)	$ 515,218	$ 546,339

Total U.S. Government Agency Obligation (cost $522,443)		546,339

MORTGAGE-BACKED SECURITIES - 22.1%
7 WTC Depositor LLC Trust Series 2012-7WTC, Class A 4.08%, 03/13/2031 - 144A	10,828,972	11,311,977
American General Mortgage Loan Trust Series 2009-1, Class A6 5.75%, 09/25/2048 - 144A (B)	14,219,834	14,233,713
Banc of America Funding Corp.
Series 2010-R4, Class 1A1
5.50%, 07/26/2036 - 144A	2,967,193	3,048,684
Series 2010-R6, Class 3A1
6.25%, 09/26/2037 - 144A	2,327,306	2,376,265
Series 2010-R6, Class 4A1
2.74%, 07/26/2035 - 144A (B)	453,777	452,281
Banc of America Large Loan Trust Series 2007-BMB1, Class D 1.37%, 08/15/2029 - 144A (B)	7,017,000	6,917,990
Banc of America Large Loan, Inc. Series 2007-BMB1, Class B 1.12%, 08/15/2029 - 144A (B)	6,922,921	6,880,622
BCAP LLC Trust
Series 2006-RR1, Class PD
5.00%, 11/25/2036	2,036,861	2,025,881
Series 2009-RR10, Class 2A1
2.78%, 08/26/2035 - 144A (B)	2,254,031	2,242,213
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A (B)	2,636,072	2,650,613
Series 2009-RR13, Class 14A1
5.25%, 03/26/2037 - 144A (B)	1,356,163	1,371,612
Series 2009-RR13, Class 2A3
5.64%, 02/26/2036 - 144A (B)	3,012,710	3,081,469
Series 2009-RR13, Class 3A3
5.13%, 05/26/2036 - 144A (B)	5,128,161	5,211,838
Series 2009-RR14, Class 1A1
6.08%, 05/26/2037 - 144A (B)	8,555,190	8,977,842
Series 2009-RR3, Class 1A2
6.00%, 11/26/2036 - 144A (B)	587,707	588,079
Series 2009-RR6, Class 2A1
2.71%, 08/26/2035 - 144A (B)	6,533,335	6,081,679
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A (B)	5,273,701	5,483,932
Series 2010-RR6, Class 15A5
5.50%, 12/26/2036 - 144A (B)	1,678,001	1,697,446
Series 2010-RR6, Class 16A5
5.50%, 04/26/2036 - 144A (B)	1,239,667	1,269,433
Series 2010-RR6, Class 1A5
5.00%, 08/26/2022 - 144A (B)	3,358,278	3,456,024
Series 2010-RR6, Class 20A1
4.50%, 11/26/2035 - 144A (B)	898,023	900,500
Series 2010-RR7, Class 5A6
5.50%, 10/26/2036 - 144A	6,942,561	7,053,218
Series 2012-RR2, Class 7A3
2.60%, 09/26/2035 - 144A (B)	6,414,483	6,570,707

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BCAP LLC Trust (continued)
Series 2012-RR4, Class 2A5
2.13%, 04/26/2037 - 144A (B)	$ 9,554,777	$ 9,654,051
Series 2012-RR5, Class 6A1
2.75%, 10/26/2035 (B)	7,801,770	7,794,540
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class AAB 5.70%, 06/11/2050	7,271,968	7,520,386
BNPP Mortgage Securities LLC Series 2009-1, Class A1 6.00%, 08/27/2037 - 144A	5,785,902	6,064,356
Boca Hotel Portfolio Trust
Series 2013-BOCA, Class B
1.92%, 08/15/2026 - 144A (B)	15,000,000	15,023,505
Series 2013-BOCA, Class C
2.32%, 08/15/2026 - 144A (B)	9,475,000	9,489,791
Capmark Military Housing Trust Series 2008-AMCW, Class A2 5.91%, 03/10/2015 - 144A	2,221,896	2,249,669
CD Commercial Mortgage Trust Series 2007-CD4, Class A1A 5.29%, 12/11/2049 (B)	12,285,508	13,324,027
CGBAM Commercial Mortgage Trust Series 2013-BREH, Class B 1.98%, 05/15/2030 - 144A (B)	10,000,000	10,010,150
Citigroup Mortgage Loan Trust, Inc.
Series 2003-HE3, Class A
0.55%, 12/25/2033 (B)	5,228,328	4,946,819
Series 2009-10, Class 6A1
5.27%, 09/25/2034 - 144A (B)	2,491,334	2,533,069
Series 2010-8, Class 5A6
4.00%, 11/25/2036 - 144A	10,707,498	10,804,241
Series 2010-8, Class 6A6
4.50%, 12/25/2036 - 144A	9,530,128	9,808,646
Series 2010-8, Class 6A62
3.50%, 12/25/2036 - 144A	5,880,605	5,955,806
Commercial Mortgage Pass-Through Certificates
Series 2012-MVP, Class A
2.12%, 11/17/2026 - 144A (B)	21,087,134	21,110,287
Series 2012-MVP, Class B
1.78%, 11/17/2026 - 144A (B)	9,900,000	9,823,057
Countrywide Home Loan Mortgage Pass-Through Trust Series 2002-35, Class 1A3 5.00%, 02/25/2018	4,214,064	4,294,936
Credit Suisse Commercial Mortgage Trust
Series 2007-C1, Class A1A
5.36%, 02/15/2040	16,066,091	17,275,354
Series 2007-C1, Class AAB
5.34%, 02/15/2040	9,800,375	10,065,838
Series 2007-C4, Class AAB
5.76%, 09/15/2039 (B)	8,669,466	9,224,225
Series 2007-C5, Class A4
5.70%, 09/15/2040 (B)	6,730,000	7,516,273
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C6, Class AJ
5.23%, 12/15/2040 (B)	20,842,000	22,118,781

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp (continued)
Series 2007-TFLA, Class E
0.44%, 02/15/2022 - 144A (B)	$ 7,300,000	$ 7,007,927
Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class B
0.37%, 10/15/2021 - 144A (B)	8,010,805	7,939,092
Series 2009-12R, Class 36A1
4.95%, 06/27/2036 - 144A (B)	2,418,095	2,426,494
Series 2009-16R, Class 11A1
7.00%, 08/26/2036 - 144A	1,487,022	1,510,500
Series 2010-12R, Class 10A1
4.50%, 11/26/2036 - 144A (B)	101,900	101,419
Series 2010-15R, Class 2A1
3.50%, 05/26/2036 - 144A (B)	6,049,706	6,297,943
Series 2010-15R, Class 4A1
3.50%, 04/26/2035 - 144A (B)	9,777,731	9,768,413
Series 2010-15R, Class 6A1
3.50%, 10/26/2046 - 144A (B)	3,774,970	3,805,212
Series 2010-18R, Class 1A11
3.75%, 08/26/2035 - 144A (B)	4,226,292	4,217,911
Series 2010-18R, Class 3A1
4.00%, 03/26/2037 - 144A	3,644,704	3,644,519
Series 2010-1R, Class 28A1
5.00%, 02/27/2047 - 144A	12,651,907	12,274,438
Series 2010-1R, Class 40A1
5.00%, 04/27/2036 - 144A	52,306	52,197
Series 2010-RR4, Class 2B
5.47%, 09/18/2039 - 144A (B)	8,250,000	9,035,243
Del Coronado Trust
Series 2013-HDC, Class C
1.77%, 03/15/2026 - 144A (B)	10,000,000	9,949,970
Series 2013-HDC, Class D
2.12%, 03/15/2026 - 144A (B)	8,500,000	8,422,982
Extended Stay America Trust Series 2013-ESH5, Class A15 1.28%, 12/05/2031 - 144A	17,900,000	17,787,230
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class C 5.12%, 07/10/2045 (B)	9,000,000	9,392,139
GS Mortgage Securities Corp. II
Series 2007-EOP, Class B
1.73%, 03/06/2020 - 144A (B)	11,300,000	11,291,548
Series 2007-EOP, Class E
2.48%, 03/06/2020 - 144A (B)	31,300,000	31,307,074
Impac CMB Trust Series 2007-A, Class A 0.42%, 05/25/2037 (B)	15,517,351	15,279,423
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
2.64%, 12/26/2037 - 144A (B)	2,943,454	2,960,537
Series 2009-R2, Class 3A
2.79%, 01/26/2047 - 144A (B)	1,581,773	1,585,581
Series 2009-R7, Class 11A1
2.53%, 03/26/2037 - 144A (B)	2,632,297	2,599,393
Series 2009-R7, Class 12A1
2.62%, 08/26/2036 - 144A (B)	1,116,886	1,100,100
Series 2009-R7, Class 4A1
2.62%, 09/26/2034 - 144A (B)	1,548,054	1,516,233

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Jefferies & Co., Inc. (continued)
Series 2009-R9, Class 1A1
2.39%, 08/26/2046 - 144A (B)	$ 7,590,330	$ 7,721,620
Series 2010-R2, Class 1A1
6.00%, 05/26/2036 - 144A	3,934,827	4,029,444
Series 2010-R3, Class 1A1
3.02%, 03/21/2036 - 144A (B)	3,790,784	3,884,155
Series 2010-R6, Class 1A1
4.00%, 09/26/2037 - 144A	2,055,305	2,074,274
Series 2010-R8, Class 2A1
5.00%, 10/26/2036 - 144A	3,540,022	3,550,560
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2011-PLSD, Class C
5.14%, 11/13/2044 - 144A	4,450,000	4,810,343
Series 2013-ALC, Class B
3.02%, 07/17/2026 - 144A (B)	18,000,000	18,008,172
Series 2013-INN, Class B
2.32%, 10/15/2030 - 144A (B)	10,000,000	10,007,610
Series 2013-INN, Class C
2.72%, 10/15/2030 - 144A (B)	10,000,000	10,005,730
Series 2013-JWRZ, Class C
1.67%, 04/15/2030 - 144A (B)	10,000,000	9,943,840
JPMorgan Re-REMIC
Series 2009-11, Class 1A1
2.89%, 02/26/2037 - 144A (B)	5,400,359	5,347,457
Series 2009-7, Class 8A1
5.05%, 01/27/2047 - 144A (B)	1,527,786	1,541,765
Series 2010-4, Class 7A1
1.87%, 08/26/2035 - 144A (B)	5,575,235	5,564,419
Series 2010-5, Class 2A2
4.50%, 07/26/2035 - 144A (B)	8,407,138	8,578,046
LB Commercial Mortgage Trust Series 2007-C3, Class A1A 5.84%, 07/15/2044 (B)	13,008,090	14,529,659
LB-UBS Commercial Mortgage Trust Series 2004-C8, Class B 4.91%, 12/15/2039 (B)	12,585,000	12,945,334
Lehman Brothers Small Balance Commercial Series 2005-1A, Class A 0.42%, 02/25/2030 - 144A (B)	10,068,130	8,935,999
LSTAR Commercial Mortgage Trust Series 2011-1, Class A 3.91%, 06/25/2043 - 144A	2,338,817	2,378,036
MASTR Alternative Loans Trust Series 2003-4, Class 1A1 5.00%, 05/25/2018	9,931,859	10,135,959
Morgan Stanley Re-REMIC Trust
Series 2009-GG10, Class A4B
5.80%, 08/12/2045 - 144A (B)	10,000,000	11,077,290
Series 2010-R4, Class 3A
5.50%, 08/26/2047 - 144A	17,599,580	17,904,229
Mortgage Equity Conversion Asset Trust Series 2010-1A, Class A 4.00%, 07/25/2060 - 144A	13,253,370	12,590,702
Motel 6 Trust Series 2012-MTL6, Class A1 1.50%, 10/05/2025 - 144A	10,618,813	10,601,048

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
N-Star Real Estate CDO, Ltd. Series 2013-1A, Class A 2.02%, 08/25/2029 - 144A (B)	$ 12,000,000	$ 12,011,250
ORES NPL LLC Series 2012-LV1, Class A 4.00%, 09/25/2044 - 144A	820,942	821,032
RBSCF Trust
Series 2009-RR2, Class CWB
5.22%, 08/16/2048 - 144A (B)	4,000,000	4,306,620
Series 2010-RR3, Class CSCA
5.47%, 09/16/2039 - 144A (B)	11,889,706	12,975,474
RBSSP Resecuritization Trust
Series 2009-1, Class 10A1
6.50%, 07/26/2037 - 144A	6,870,694	7,160,981
Series 2013-2, Class 2A1
0.36%, 12/20/2036 - 144A (B)	18,194,300	17,644,359
RREF LLC Series 2013-LT2, Class A 2.83%, 05/22/2028 - 144A	11,921,419	11,932,434
S2 Hospitality LLC Series 2012-LV1, Class A 4.50%, 04/15/2025 - 144A	566,374	566,374
Silverleaf Finance LLC Series 2013-A, Class A 2.71%, 03/16/2026 - 144A	17,000,000	16,998,271
Springleaf Mortgage Loan Trust
Series 2012-2A, Class M2
4.61%, 10/25/2057 - 144A (B)	19,719,000	20,209,727
Series 2013-2A, Class A
1.78%, 12/25/2065 - 144A (B)	4,689,997	4,676,772
Starwood Property Mortgage Trust Series 2013-FV1, Class B 2.18%, 08/11/2028 - 144A (B)	10,000,000	10,003,520
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class AJ 5.56%, 08/15/2039 (B)	5,114,000	5,478,096
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class B 5.24%, 07/15/2042 (B)	6,000,000	6,234,270
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class A1 2.49%, 06/25/2033 (B)	814,475	817,937
Wells Fargo Mortgage Loan Trust
Series 2010-RR2, Class 1A1
2.73%, 09/27/2035 - 144A (B)	4,930,632	4,949,941
Series 2010-RR4, Class 1A1
2.73%, 12/27/2046 - 144A (B)	5,084,091	5,100,874
Series 2011-RR3, Class A1
2.74%, 03/27/2037 - 144A (B)	13,531,040	13,317,232

Total Mortgage-Backed Securities (cost $847,932,826)		853,136,198

ASSET-BACKED SECURITIES - 10.8%
AmeriCredit Automobile Receivables Trust Series 2012-2, Class C 2.64%, 10/10/2017	7,500,000	7,664,182

	Principal	Value
ASSET-BACKED SECURITIES (continued)
ARES CLO, Ltd. Series 2007-3RA, Class A2 0.47%, 04/16/2021 - 144A (B)	$ 16,642,692	$ 16,229,554
ARES XII CLO, Ltd. Series 2007-12A, Class A 0.89%, 11/25/2020 - 144A (B)	18,621,837	18,519,175
Bayview Opportunity Master Fund IIa Trust Series 2013-2RPL, Class A 3.72%, 03/28/2018 - 144A (B)	5,785,960	5,741,687
Bayview Opportunity Master Fund IIIa Trust Series 2013-4RPL, Class A 4.46%, 07/28/2018 - 144A (B)	9,695,614	9,810,367
Bayview Opportunity Master Fund Trust IIB, LP Series 2013-14NP, Class A 4.21%, 08/28/2033 - 144A (B)	14,249,255	14,249,255
BXG Receivables Note Trust
Series 2012-A, Class A
2.66%, 12/02/2027 - 144A	15,313,154	15,159,012
Series 2013-A, Class A
3.01%, 12/04/2028 - 144A	29,000,000	29,236,092
ColumbusNova CLO, Ltd. Series 2007-I 0.51%, 05/16/2019 - 144A (B)	3,916,848	3,866,207
Diamond Resorts Owner Trust Series 2013-1, Class A 1.95%, 01/20/2025 - 144A	9,312,299	9,309,077
Gazprom OAO Via GAZ Capital SA 8.13%, 07/31/2014 - 144A	34,395,000	36,173,221
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, 01/25/2026 - 144A	4,656,154	4,668,135
HLSS Servicer Advance Receivables Backed Notes Series 2012-T2, Class A2 1.99%, 10/15/2045 - 144A	20,000,000	20,104,000
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.41%, 03/20/2036 (B)	23,721,000	22,951,847
Series 2007-1, Class A4
0.53%, 03/20/2036 (B)	9,352,000	8,927,718
Marriott Vacation Club Owner Trust Series 2012-1A, Class A 2.51%, 05/20/2030 - 144A	13,498,761	13,709,059
Mountain View CLO III, Ltd. Series 2007-3A, Class A1 0.46%, 04/16/2021 - 144A (B)	4,931,024	4,855,900
Nationstar Mortgage Advance Receivables Trust
Series T1A, Class C1
1.59%, 06/20/2044 - 144A	500,000	499,367
Series T1A, Class E1
3.72%, 06/20/2044 - 144A	1,000,000	998,705
Series T2A, Class B2
1.99%, 06/20/2046 - 144A	4,000,000	3,994,822
Series T2A, Class C2
2.19%, 06/20/2046 - 144A	3,000,000	2,996,116

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ocean Trails CLO I Series 2006-1A, Class A1 0.49%, 10/12/2020 - 144A (B)	$ 6,197,212	$ 6,074,916
Orange Lake Timeshare Trust Series 2012-AA, Class A 3.45%, 03/10/2027 - 144A	4,328,772	4,456,544
Prestige Auto Receivables Trust Series 2012-1A, Class C 3.25%, 07/15/2019 - 144A	5,000,000	5,078,050
Sierra Timeshare Receivables Funding LLC
Series 2011-2A, Class A
3.26%, 05/20/2028 - 144A	3,156,854	3,220,471
Series 2011-3A, Class A
3.37%, 07/20/2028 - 144A	4,420,552	4,540,698
Series 2012-1A, Class B
3.58%, 11/20/2028 - 144A	6,766,580	6,882,708
Series 2012-2A, Class A
2.38%, 03/20/2029 - 144A	6,294,293	6,356,260
Series 2012-3A, Class A
1.87%, 08/20/2029 - 144A	11,119,546	11,156,641
Series 2013-2A, Class C
4.75%, 11/20/2025 - 144A	6,398,206	6,362,625
Silverleaf Finance XV LLC Series 2012-D, Class A 3.00%, 03/17/2025 - 144A	14,929,870	15,092,262
SpringCastle America Funding LLC Series 2013-1A, Class A 3.75%, 04/03/2021 - 144A	12,260,004	12,225,676
Station Place Securitization Trust 2.45%, 11/25/2014	30,000,000	30,000,000
SVO VOI Mortgage Corp. Series 2012-AA, Class A 2.00%, 09/20/2029 - 144A	17,112,202	17,082,889
TAL Advantage LLC Series 2011-1A, Class A 4.60%, 01/20/2026 - 144A	15,174,250	15,338,906
Trafigura Securitisation Finance PLC Series 2012-1A, Class A 2.57%, 10/15/2015 - 144A (B)	25,520,000	25,934,700

Total Asset-Backed Securities (cost $412,417,755)		419,466,844

MUNICIPAL GOVERNMENT OBLIGATION - 0.5%
Rhode Island Economic Development Corp. (Revenue Bonds) Insurer: AGM 6.00%, 11/01/2015 (C)	16,950,000	17,361,716

Total Municipal Government Obligation (cost $16,950,000)		17,361,716

PREFERRED CORPORATE DEBT SECURITY - 0.6%
Insurance - 0.6%
ZFS Finance USA Trust II 6.45%, 12/15/2065 - 144A (B)	21,240,000	22,726,800

Total Preferred Corporate Debt Security (cost $22,840,972)		22,726,800

	Principal	Value
CORPORATE DEBT SECURITIES - 61.7%
Aerospace & Defense - 0.8%
Exelis, Inc. 4.25%, 10/01/2016 (D)	$ 27,920,000	$ 29,468,471
Airlines - 2.7%
AirTran Airways Pass-Through Trust 10.41%, 04/01/2017 - 144A	15,720,997	17,450,307
America West Airlines Pass-Through Trust
7.93%, 01/02/2020	2,982,292	3,191,052
8.06%, 01/02/2022 (D)	9,699,679	10,427,155
Continental Airlines Pass-Through Trust 7.46%, 10/01/2016 (D)	3,509,583	3,634,524
Delta Air Lines, Inc., Pass-Through Trust 6.20%, 01/02/2020 (D)	28,191,231	30,939,876
Northwest Airlines Pass-Through Trust
1.01%, 11/20/2015 (B)	523,156	520,540
6.26%, 05/20/2023	2,021,884	2,088,809
UAL Pass-Through Trust 10.40%, 05/01/2018	24,002,406	27,122,718
Virgin Australia Trust 5.00%, 04/23/2025 - 144A	8,500,000	8,712,500
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. 9.75%, 11/17/2015 (D)	BRL 21,570,000	9,580,462
Coca-Cola Bottling Co. Consolidated 5.00%, 06/15/2016	$ 7,650,000	8,288,637
Building Products - 0.2%
Owens Corning, Inc. 6.50%, 12/01/2016 (D)	5,317,000	5,952,732
Capital Markets - 1.7%
Macquarie Group, Ltd. 7.30%, 08/01/2014 - 144A	20,590,000	21,551,553
Morgan Stanley, Series MTN
0.70%, 10/18/2016 (B)	30,000,000	29,688,750
3.00%, 08/31/2017 (B)	1,500,000	1,559,879
5.75%, 10/18/2016	12,000,000	13,461,564
Commercial Banks - 12.3%
Bank of America NA 0.55%, 06/15/2017 (B)	33,850,000	32,992,072
Barclays Bank PLC, Series MTN 6.05%, 12/04/2017 - 144A	34,900,000	39,257,091
BBVA US Senior SAU 3.25%, 05/16/2014	27,548,000	27,838,962
BNP Paribas / BNP Paribas US Medium-Term Note Program LLC, Series MTN 5.13%, 01/15/2015 - 144A (D)	11,004,000	11,494,712
Branch Banking & Trust Co. 0.57%, 09/13/2016 (B)	9,285,000	9,199,365
Export-Import Bank of Korea 4.00%, 01/11/2017 (D)	13,900,000	14,908,250

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Commercial Banks (continued)
Fifth Third Bancorp 0.67%, 12/20/2016 (B)	$ 1,714,000	$ 1,694,143
Fifth Third Bank 0.67%, 02/26/2016 (B)	3,165,000	3,158,543
First Horizon National Corp. 5.38%, 12/15/2015 (D)	19,628,000	21,207,858
First Tennessee Bank NA 5.05%, 01/15/2015	16,185,000	16,813,755
HBOS PLC, Series MTN 6.75%, 05/21/2018 - 144A	22,410,000	25,203,631
ING Bank NV
3.75%, 03/07/2017 - 144A	15,062,000	15,929,270
5.13%, 05/01/2015 - 144A	21,773,000	22,534,837
Intesa Sanpaolo SpA 3.88%, 01/16/2018 (D)	16,000,000	16,325,152
JPMorgan Chase Bank NA
0.58%, 06/13/2016 (B) (D)	9,550,000	9,459,542
6.00%, 10/01/2017	27,783,000	32,026,937
Korea Development Bank 8.00%, 01/23/2014	3,000,000	3,048,036
National City Bank 5.25%, 12/15/2016	17,300,000	19,266,595
PNC Bank NA 0.56%, 04/29/2016 (B)	20,000,000	19,987,040
Regions Bank 7.50%, 05/15/2018	2,550,000	3,033,837
Regions Financial Corp.
5.75%, 06/15/2015	19,250,000	20,578,693
7.75%, 11/10/2014	3,664,000	3,906,740
Royal Bank of Scotland Group PLC
5.00%, 10/01/2014	9,820,000	10,048,924
5.05%, 01/08/2015 (D)	6,310,000	6,522,716
Royal Bank of Scotland PLC 4.38%, 03/16/2016 (D)	7,005,000	7,505,388
Societe Generale SA 5.75%, 04/20/2016 - 144A (D)	21,305,000	23,010,465
SunTrust Bank Subordinated, Series MTN 5.45%, 12/01/2017	5,500,000	6,083,715
Svenska Handelsbanken AB 2.50%, 01/25/2019	10,850,000	10,982,468
Wachovia Corp. 0.61%, 10/15/2016 (B)	32,044,000	31,648,801
Zions Bancorporation 4.00%, 06/20/2016	10,000,000	10,441,820
Commercial Services & Supplies - 0.7%
ADOP CO 6.63%, 10/01/2017 - 144A	15,000,000	16,965,150
Hutchison Whampoa International 11, Ltd. 3.50%, 01/13/2017 - 144A (D)	9,600,000	10,063,488
Construction Materials - 0.5%
CRH America, Inc. 6.00%, 09/30/2016	17,748,000	19,999,227
Consumer Finance - 0.5%
Discover Financial Services 6.45%, 06/12/2017	16,512,000	18,842,636

	Principal	Value
Diversified Financial Services - 5.1%
Bank of America Corp. 5.42%, 03/15/2017	$ 20,206,000	$ 22,412,495
Citigroup, Inc. 0.53%, 06/09/2016 (B)	50,469,000	49,404,508
Ford Motor Credit Co. LLC 8.00%, 12/15/2016	26,068,000	30,965,421
General Electric Capital Corp., Series MTN 0.89%, 07/12/2016 (B)	28,015,000	28,165,497
Lazard Group LLC 7.13%, 05/15/2015	6,031,000	6,513,046
Murray Street Investment Trust I 4.65%, 03/09/2017 (E)	44,866,000	48,779,661
NASDAQ OMX Group, Inc. 4.00%, 01/15/2015 (D)	5,000,000	5,171,700
PTTEP Australia International Finance Pty, Ltd. 4.15%, 07/19/2015 - 144A	6,000,000	6,234,960
Diversified Telecommunication Services - 3.5%
GTP Towers Issuer LLC 4.44%, 02/15/2040 - 144A	25,765,000	26,595,020
Qwest Corp. 8.38%, 05/01/2016	11,007,000	12,694,758
Telecom Italia Capital SA 6.18%, 06/18/2014 (D)	17,012,000	17,477,108
Telefonica Emisiones SAU
3.73%, 04/27/2015	31,930,000	33,015,173
3.99%, 02/16/2016 (D)	4,000,000	4,193,476
Verizon Communications, Inc. 2.00%, 09/14/2018 (B) (D)	40,900,000	43,181,811
Electric Utilities - 1.5%
Constellation Energy Group, Inc. 4.55%, 06/15/2015	30,926,000	32,600,798
Iberdrola Finance Ireland, Ltd. 3.80%, 09/11/2014 - 144A	24,822,000	25,379,750
Electronic Equipment & Instruments - 1.0%
Avnet, Inc.
6.00%, 09/01/2015	18,943,000	20,470,185
6.63%, 09/15/2016 (D)	15,199,000	17,159,139
Energy Equipment & Services - 2.5%
Boardwalk Pipelines, LP 5.88%, 11/15/2016	11,075,000	12,358,659
DCP Midstream Operating, LP 3.25%, 10/01/2015	24,545,000	25,340,675
Sunoco Logistics Partners Operations, LP 6.13%, 05/15/2016	17,646,000	19,105,713
TransCanada PipeLines, Ltd. 0.93%, 06/30/2016 (B) (D)	24,365,000	24,551,855
Transocean, Inc. 5.05%, 12/15/2016 (D)	14,975,000	16,495,247
Food & Staples Retailing - 0.1%
Delhaize Group SA 6.50%, 06/15/2017 (D)	3,688,000	4,209,173
Health Care Equipment & Supplies - 1.4%
Boston Scientific Corp. 2.65%, 10/01/2018 (D)	29,260,000	29,499,230
Edwards Lifesciences Corp. 2.88%, 10/15/2018	25,985,000	26,084,652

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Health Care Providers & Services - 0.8%
Owens & Minor, Inc. 6.35%, 04/15/2016	$ 27,220,000	$ 29,476,293
Hotels, Restaurants & Leisure - 1.0%
CityCenter Holdings LLC / CityCenter Finance Corp. 10.75%, 01/15/2017 (Cash Rate: 10.75%) (D) (F)	15,000,000	16,080,000
MGM Resorts International 10.00%, 11/01/2016 (D)	18,460,000	22,336,600
Household Durables - 0.6%
Meritage Homes Corp. 4.50%, 03/01/2018	9,500,000	9,428,750
Whirlpool Corp. 7.75%, 07/15/2016	12,970,000	15,021,504
Independent Power Producers & Energy Traders - 1.0%
TransAlta Corp. 4.75%, 01/15/2015	35,701,000	37,191,517
Insurance - 5.2%
American International Group, Inc. 2.38%, 08/24/2015	7,540,000	7,699,215
Aspen Insurance Holdings, Ltd. 6.00%, 08/15/2014	25,291,000	26,296,444
Fidelity National Financial, Inc. 6.60%, 05/15/2017 (D)	26,072,000	29,218,447
Genworth Holdings, Inc., Series MTN 6.52%, 05/22/2018 (D)	16,222,000	18,807,365
Liberty Mutual Group, Inc. 5.75%, 03/15/2014 - 144A	19,200,000	19,504,819
Prudential Covered Trust 3.00%, 09/30/2015 - 144A	102,001	105,542
Stone Street Trust 5.90%, 12/15/2015 - 144A	32,915,000	35,531,018
Transatlantic Holdings, Inc. 5.75%, 12/14/2015	25,760,000	28,165,881
WR Berkley Corp. 5.60%, 05/15/2015	35,260,000	37,414,774
IT Services - 1.1%
Affiliated Computer Services, Inc. 5.20%, 06/01/2015	16,300,000	17,260,445
Computer Sciences Corp. 2.50%, 09/15/2015	25,615,000	26,232,014
Machinery - 0.5%
CNH Capital LLC 3.25%, 02/01/2017 - 144A (D)	20,000,000	20,200,000
Media - 0.6%
WPP Finance UK 8.00%, 09/15/2014	20,720,000	21,961,957
Metals & Mining - 1.6%
Glencore Canada Corp. 5.38%, 06/01/2015	13,250,000	14,009,079
Kinross Gold Corp. 3.63%, 09/01/2016 (D)	13,160,000	13,250,501
Vale Overseas, Ltd. 6.25%, 01/11/2016 (D)	17,000,000	18,755,879
Xstrata Finance Canada, Ltd.
2.85%, 11/10/2014 - 144A	9,960,000	10,109,609
5.80%, 11/15/2016 - 144A	4,913,000	5,410,653

	Principal	Value
Multi-Utilities - 0.3%
Black Hills Corp. 9.00%, 05/15/2014	$ 12,521,000	$ 13,023,292
Oil, Gas & Consumable Fuels - 4.8%
Anadarko Petroleum Corp. 5.95%, 09/15/2016	7,450,000	8,416,071
Empresa Nacional del Petroleo 4.88%, 03/15/2014 - 144A	3,681,000	3,723,773
Enbridge, Inc. 0.90%, 10/01/2016 (B)	19,895,000	19,952,357
Korea National Oil Corp. 5.38%, 07/30/2014 - 144A	15,830,000	16,330,782
Lukoil International Finance BV
3.42%, 04/24/2018 - 144A	13,425,000	13,525,688
6.38%, 11/05/2014 - 144A	11,650,000	12,251,140
Petrobras Global Finance BV 2.00%, 05/20/2016 (D)	15,000,000	14,905,515
Petrobras International Finance Co. 3.50%, 02/06/2017 (D)	17,000,000	17,255,221
Petrohawk Energy Corp. 7.25%, 08/15/2018	29,270,000	31,728,680
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.83%, 09/30/2016 - 144A	18,953,220	20,185,179
Rosneft Finance SA 6.25%, 02/02/2015 - 144A (D)	15,000,000	15,862,500
Rosneft Oil Co. via Rosneft International Finance, Ltd. 3.15%, 03/06/2017 - 144A	5,000,000	5,037,500
Tengizchevroil Finance Co. Sarl 6.12%, 11/15/2014 - 144A	8,031,340	8,191,967
Real Estate Investment Trusts - 2.2%
Digital Realty Trust, LP
4.50%, 07/15/2015	14,200,000	14,890,588
Hospitality Properties Trust
7.88%, 08/15/2014	10,000,000	10,195,790
Kilroy Realty, LP
5.00%, 11/03/2015 (D)	14,130,000	15,142,344
National Retail Properties, Inc.
6.15%, 12/15/2015	14,850,000	16,345,692
6.25%, 06/15/2014	9,958,000	10,272,643
WCI Finance LLC / WEA Finance LLC
5.70%, 10/01/2016 - 144A	17,000,000	19,065,585
Real Estate Management & Development - 0.9%
First Industrial, LP
5.75%, 01/15/2016	16,570,000	17,633,148
6.42%, 06/01/2014	2,691,000	2,759,395
First Industrial, LP, Series MTN
7.50%, 12/01/2017	11,475,000	12,928,228
Road & Rail - 1.1%
Aviation Capital Group Corp.
4.63%, 01/31/2018 - 144A (D)	19,555,000	19,941,133
GATX Financial Corp.
5.80%, 03/01/2016	19,000,000	20,790,408
Trading Companies & Distributors - 1.0%
International Lease Finance Corp.
6.75%, 09/01/2016 - 144A	35,280,000	39,204,900
Transportation Infrastructure - 0.8%
Penske Truck Leasing Co., LP / PTL Finance Corp.
3.13%, 05/11/2015 - 144A (D)	30,070,000	30,897,376

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Wireless Telecommunication Services - 3.2%
Crown Castle Towers LLC
3.21%, 08/15/2035 - 144A	$ 12,000,000	$ 12,265,416
4.52%, 01/15/2035 - 144A	15,870,000	16,457,269
Richland Towers Funding LLC / Management Funding
4.61%, 03/15/2041 - 144A	10,707,915	11,143,770
SBA Tower Trust
4.25%, 04/15/2040 - 144A	35,760,000	36,411,797
Sprint Communications, Inc.
9.00%, 11/15/2018 - 144A	18,700,000	22,673,750
WCP Wireless Site Funding / WCP Wireless Site RE Funding
4.14%, 11/15/2040 - 144A	22,959,605	23,707,377

Total Corporate Debt Securities (cost $2,352,110,871)		2,386,263,678

LOAN ASSIGNMENTS - 2.4%
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc., Term Loan B
3.75%, 05/19/2017 (B) (C)	4,086,744	4,103,348
Computers & Peripherals - 0.8%
Dell, Inc. Term Loan C
—, 10/31/2018 (B) (C) (G)	30,000,000	29,929,170
Food & Staples Retailing - 0.1%
Albertsons LLC, Term Loan B1
4.25%, 03/21/2016 (B) (C)	2,047,260	2,049,088
Albertsons LLC, Term Loan B2
4.75%, 03/21/2019 (B) (C)	1,335,740	1,337,120
Food Products - 0.4%
Michael Foods Group, Inc., Term Loan
4.25%, 02/23/2018 (B) (C)	13,638,638	13,719,625
Health Care Providers & Services - 0.3%
HCA, Inc., Extended Term Loan
3.00%, 03/31/2017 (B) (C)	13,500,000	13,504,725
Hotels, Restaurants & Leisure - 0.4%
Dunkin’ Brands, Inc., Term Loan B3
3.75%, 02/14/2020 (B) (C)	15,785,012	15,824,474

	Principal	Value
Media - 0.1%
Nielsen Finance LLC, Term Loan E
2.92%, 05/02/2016 (B) (C)	$ 4,962,500	$ 4,974,906
Personal Products - 0.2%
Revlon, Inc., Term Loan B
4.00%, 11/20/2017 (B) (C)	8,479,900	8,524,953

Total Loan Assignments (cost $93,024,892)		93,967,409

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (H)	102,393,095	102,393,095

Total Securities Lending Collateral (cost $102,393,095)		102,393,095

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co. 0.01% (H), dated 10/31/2013, to be repurchased at $67,750,812 on 11/01/2013. Collateralized by U.S. Government Agency Obligations, 2.50 - 4.00%, due 05/15/2040 - 12/25/2042, and with a total value of $69,108,924.	$ 67,750,793	67,750,793

Total Repurchase Agreement (cost $67,750,793)		67,750,793

Total Investment Securities (cost $3,915,943,647) (I)		3,963,612,872
Other Assets and Liabilities - Net - (2.5%)		(96,067,927)

Net Assets - 100.0%		$3,867,544,945

VALUATION SUMMARY: (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
U.S. Government Agency Obligation	$—	$546,339	$—	$546,339
Mortgage-Backed Securities	—	853,136,198	—	853,136,198
Asset-Backed Securities	—	419,466,844	—	419,466,844
Municipal Government Obligation	—	17,361,716	—	17,361,716
Preferred Corporate Debt Security	—	22,726,800	—	22,726,800
Corporate Debt Securities	—	2,386,263,678	—	2,386,263,678
Loan Assignments	—	93,967,409	—	93,967,409
Securities Lending Collateral	102,393,095	—	—	102,393,095
Repurchase Agreement	—	67,750,793	—	67,750,793
Total Investment Securities	$102,393,095	$3,861,219,777	$—	$3,963,612,872

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1%.
(B)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(C)	Illiquid. Total aggregate market value of illiquid securities is $111,329,125, or 2.88% of the fund’s net assets.
(D)	All or a portion of this security is on loan. The value of all securities on loan is $100,287,362. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of October 31, 2013. Maturity date disclosed is the ultimate maturity date.
(F)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(G)	All or a portion of this security represents unsettled loan commitments at October 31, 2013 where the rate will be determined at time of settlement.
(H)	Rate shown reflects the yield at October 31, 2013.
(I)	Aggregate cost for federal income tax purposes is $3,916,002,787. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $58,663,104 and $11,053,019, respectively. Net unrealized appreciation for tax purposes is $47,610,085.
(J)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $1,732,987,495, or 44.81% of the fund’s net assets.
AGM	Assured Guaranty Municipal Corporation
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
MTN	Medium Term Note
OAO	Otkrytoe Aktsionernoe Obschestvo (Open Joint Stock Corporation)
Re-REMIC	Re-securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

CURRENCY ABBREVIATION:

BRL	Brazilian Real

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 98.3%
Aerospace & Defense - 1.7%
Triumph Group, Inc.	133,690	$ 9,578,888
Air Freight & Logistics - 1.0%
Hub Group, Inc. - Class A (A)	149,685	5,497,930
Commercial Banks - 12.0%
Bank of the Ozarks, Inc.	221,980	10,983,571
Home Bancshares, Inc.	185,330	6,278,980
Iberiabank Corp.	203,310	11,879,403
PrivateBancorp, Inc. - Class A	660,639	16,093,166
Signature Bank (A)	63,000	6,414,660
SVB Financial Group (A)	68,840	6,593,495
Texas Capital Bancshares, Inc. (A)	186,870	9,726,584
Commercial Services & Supplies - 2.9%
Healthcare Services Group, Inc. (B)	601,090	16,463,855
Communications Equipment - 2.1%
Aruba Networks, Inc. (A)	348,190	6,532,044
Procera Networks, Inc. (A) (B)	372,408	5,269,573
Diversified Financial Services - 1.9%
MarketAxess Holdings, Inc.	163,830	10,686,631
Electrical Equipment - 3.0%
EnerSys, Inc.	252,130	16,728,825
Electronic Equipment & Instruments - 1.5%
InvenSense, Inc. - Class A (A) (B)	504,310	8,517,796
Energy Equipment & Services - 1.3%
Pacific Drilling SA (A)	626,440	7,122,623
Food Products - 2.8%
Annie’s, Inc. (A) (B)	118,490	5,598,653
TreeHouse Foods, Inc. (A)	139,436	10,215,081
Health Care Equipment & Supplies - 2.6%
Cantel Medical Corp.	226,449	7,948,360
Neogen Corp. (A)	139,860	6,464,329
Health Care Providers & Services - 3.5%
Air Methods Corp. (B)	224,640	9,821,261
Centene Corp. (A)	180,400	10,131,264
Health Care Technology - 4.4%
athenahealth, Inc. (A) (B)	57,650	7,696,852
HMS Holdings Corp. (A)	266,780	5,637,061
Medidata Solutions, Inc. (A)	106,390	11,735,881
Hotels, Restaurants & Leisure - 5.9%
Krispy Kreme Doughnuts, Inc. (A)	478,656	11,612,195
Red Robin Gourmet Burgers, Inc. (A)	152,305	11,602,595
Sonic Corp. (A)	535,755	10,340,071
Insurance - 1.5%
Hilltop Holdings, Inc. (A)	478,980	8,305,513
Internet Software & Services - 4.6%
Envestnet, Inc. (A)	202,450	7,348,935
OpenTable, Inc. (A)	121,105	8,414,375
SPS Commerce, Inc. (A)	150,140	10,232,041
IT Services - 3.6%
MAXIMUS, Inc. - Class A	417,400	20,223,030
Life Sciences Tools & Services - 3.0%
ICON PLC (A)	235,490	9,523,216
PAREXEL International Corp. (A)	164,340	7,511,981
Machinery - 0.9%
Chart Industries, Inc. (A) (B)	44,740	4,808,208
Oil, Gas & Consumable Fuels - 7.1%
Approach Resources, Inc. (A) (B)	457,440	12,876,936
Gulfport Energy Corp. (A)	228,633	13,418,471
Matador Resources Co. (A)	130,187	2,396,743
PDC Energy, Inc. (A)	171,460	11,626,702

	Shares	Value
Personal Products - 3.1%
Inter Parfums, Inc.	212,380	$ 7,467,281
Prestige Brands Holdings, Inc. (A)	318,950	9,960,808
Pharmaceuticals - 2.1%
Akorn, Inc. - Class A (A) (B)	586,520	11,988,469
Professional Services - 3.2%
Advisory Board Co. (A)	262,840	18,030,824
Semiconductors & Semiconductor Equipment - 3.5%
Applied Micro Circuits Corp. (A)	712,777	8,310,980
Ceva, Inc. (A)	304,980	4,370,363
Inphi Corp. (A)	475,340	7,006,512
Software - 5.5%
AVG Technologies NV (A)	290,900	5,847,090
Imperva, Inc. (A)	203,140	7,788,388
QLIK Technologies, Inc. (A)	264,470	6,701,670
Synchronoss Technologies, Inc. (A)	311,070	10,769,243
Specialty Retail - 8.3%
Asbury Automotive Group, Inc. (A)	220,703	10,604,779
Express, Inc. (A)	686,490	15,933,433
Group 1 Automotive, Inc.	139,280	8,913,920
Pier 1 Imports, Inc.	547,510	11,432,009
Textiles, Apparel & Luxury Goods - 3.3%
Deckers Outdoor Corp. (A) (B)	135,900	9,353,997
Steven Madden, Ltd. - Class B (A)	253,097	9,283,598
Trading Companies & Distributors - 1.0%
Beacon Roofing Supply, Inc. (A)	164,373	5,705,387
Transportation Infrastructure - 1.0%
WESCO Aircraft Holdings, Inc. (A)	292,590	5,360,249

Total Common Stocks (cost $431,210,037)		554,686,778

SECURITIES LENDING COLLATERAL - 11.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	62,951,797	62,951,797

Total Securities Lending Collateral (cost $62,951,797)		62,951,797

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $13,945,783 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $14,226,006.	$ 13,945,779	13,945,779

Total Repurchase Agreement (cost $13,945,779)		13,945,779

Total Investment Securities (cost $508,107,613) (D)		631,584,354
Other Assets and Liabilities - Net - (11.9%)		(67,328,955)

Net Assets - 100.0%		$ 564,255,399

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$554,686,778	$—	$—	$554,686,778
Securities Lending Collateral	62,951,797	—	—	62,951,797
Repurchase Agreement	—	13,945,779	—	13,945,779
Total Investment Securities	$617,638,575	$13,945,779	$—	$631,584,354

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $61,540,726. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $511,841,835. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $123,758,115 and $4,015,596, respectively. Net unrealized appreciation for tax purposes is $119,742,519.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 91.8%
Air Freight & Logistics - 0.7%
Air Transport Services Group, Inc. (A)	693,038	$ 5,017,595
Airlines - 0.4%
SkyWest, Inc.	205,623	3,092,570
Automobiles - 1.1%
Thor Industries, Inc.	143,464	8,322,347
Capital Markets - 5.2%
Ares Capital Corp.	982,755	17,070,454
Janus Capital Group, Inc. (B)	521,871	5,150,867
Stifel Financial Corp. (A)	159,378	6,526,529
Waddell & Reed Financial, Inc. - Class A	109,628	6,769,529
Walter Investment Management Corp. (A) (B)	77,497	2,927,062
Chemicals - 1.0%
RPM International, Inc.	102,776	3,979,487
Sensient Technologies Corp.	59,370	3,094,958
Commercial Banks - 9.8%
BancorpSouth, Inc. (B)	59,634	1,317,912
Bank of Hawaii Corp. (B)	70,983	4,115,594
BBCN Bancorp, Inc.	643,845	9,548,221
East-West Bancorp, Inc.	386,112	13,008,113
First Niagara Financial Group, Inc.	1,028,153	11,340,528
FirstMerit Corp.	560,159	12,581,171
FNB Corp.	653,900	8,180,289
Hancock Holding Co.	218,506	7,162,627
Trustmark Corp. - Class A (B)	195,176	5,300,980
Commercial Services & Supplies - 3.7%
ACCO Brands Corp. (A) (B)	795,175	4,651,773
Deluxe Corp.	278,122	13,096,765
Ennis, Inc.	226,409	4,018,760
Tetra Tech, Inc. (A)	221,592	5,790,199
Communications Equipment - 2.5%
Black Box Corp. (B)	275,253	6,892,335
Oplink Communications, Inc. (A)	444,248	8,107,526
Plantronics, Inc.	72,354	3,106,881
Computers & Peripherals - 1.1%
Diebold, Inc. (B)	120,008	3,595,440
QLogic Corp. (A)	337,286	4,165,482
Construction & Engineering - 0.3%
Aegion Corp. - Class A (A) (B)	121,649	2,493,804
Consumer Finance - 1.2%
World Acceptance Corp. (A) (B)	86,573	9,013,981
Containers & Packaging - 1.9%
Greif, Inc. - Class A	138,123	7,388,199
Sonoco Products Co. (B)	155,444	6,317,244
Diversified Financial Services - 0.7%
Fifth Street Finance Corp.	524,632	5,351,246
Electric Utilities - 2.7%
Empire District Electric Co.	288,280	6,483,417
Portland General Electric Co. (B)	475,535	13,647,855
Electrical Equipment - 2.7%
EnerSys, Inc.	142,291	9,441,008
Franklin Electric Co., Inc.	106,871	4,045,067
GrafTech International, Ltd. (A) (B)	734,640	6,538,296
Electronic Equipment & Instruments - 5.3%
Anixter International, Inc. (A)	80,293	6,864,248
CTS Corp.	287,595	5,355,019
Ingram Micro, Inc. - Class A (A)	281,840	6,530,233
Park Electrochemical Corp.	255,802	7,175,246
Plexus Corp. (A)	80,185	3,069,482

	Shares	Value
Electronic Equipment & Instruments (continued)
ScanSource, Inc. (A)	195,032	$ 7,500,931
Vishay Intertechnology, Inc. (A)	203,108	2,492,135
Energy Equipment & Services - 3.5%
Atwood Oceanics, Inc. (A)	150,843	8,014,289
Gulfmark Offshore, Inc. - Class A	102,379	5,096,427
Tidewater, Inc.	213,057	12,830,292
Food & Staples Retailing - 0.8%
Nash Finch Co.	203,729	5,716,636
Spartan Stores, Inc. (B)	22,085	519,660
Gas Utilities - 1.0%
Atmos Energy Corp.	165,170	7,312,076
Health Care Equipment & Supplies - 2.3%
Hill-Rom Holdings, Inc.	307,064	12,678,672
Symmetry Medical, Inc. (A)	557,236	4,513,612
Health Care Providers & Services - 2.4%
Amsurg Corp. - Class A (A)	204,649	8,777,396
Kindred Healthcare, Inc.	657,125	9,120,895
Hotels, Restaurants & Leisure - 0.4%
Ruth’s Hospitality Group, Inc.	266,737	3,251,524
Household Durables - 1.4%
Harman International Industries, Inc. (B)	131,844	10,682,001
Insurance - 5.1%
American Equity Investment Life Holding Co. (B)	201,864	4,206,846
FBL Financial Group, Inc. - Class A	45,993	2,057,727
Hanover Insurance Group, Inc.	128,361	7,514,253
HCC Insurance Holdings, Inc.	206,056	9,406,456
Stewart Information Services Corp. (B)	176,808	5,537,627
Tower Group International, Ltd. (B)	246,149	893,521
Validus Holdings, Ltd.	211,724	8,358,863
IT Services - 1.5%
CACI International, Inc. - Class A (A)	151,258	10,887,551
Leisure Equipment & Products - 0.9%
LeapFrog Enterprises, Inc. - Class A (A) (B)	809,060	6,925,554
Machinery - 1.3%
Woodward, Inc.	230,000	9,220,700
Metals & Mining - 1.7%
Kaiser Aluminum Corp.	181,986	12,274,956
Office Electronics - 1.6%
Zebra Technologies Corp. - Class A (A)	237,668	11,481,741
Oil, Gas & Consumable Fuels - 1.3%
Callon Petroleum Co. (A)	252,299	1,723,202
Kodiak Oil & Gas Corp. - Class C (A)	242,233	3,141,762
Rosetta Resources, Inc. (A) (B)	38,487	2,306,911
Stone Energy Corp. (A)	68,899	2,401,819
Paper & Forest Products - 0.4%
P.H. Glatfelter Co.	99,816	2,615,179
Personal Products - 1.9%
Nu Skin Enterprises, Inc. - Class A	123,002	14,382,624
Professional Services - 3.9%
CBIZ, Inc. (A) (B)	996,955	8,135,153
FTI Consulting, Inc. (A)	213,851	8,678,074
Korn/Ferry International (A)	499,113	11,878,889
Real Estate Investment Trusts - 7.3%
First Potomac Realty Trust	488,617	6,005,103
Hersha Hospitality Trust - Class A	2,015,419	11,427,426
LaSalle Hotel Properties	402,405	12,494,675
Medical Properties Trust, Inc. (B)	712,085	9,285,588
Omega Healthcare Investors, Inc. (B)	303,365	10,083,853
Ramco-Gershenson Properties Trust	297,970	4,844,992

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Road & Rail - 0.8%
Werner Enterprises, Inc. (B)	253,186	$ 5,863,788
Semiconductors & Semiconductor Equipment - 0.5%
Integrated Silicon Solution, Inc. (A)	342,411	3,691,190
Software - 0.7%
American Software, Inc. - Class A	590,346	5,165,527
Specialty Retail - 9.4%
Ascena Retail Group, Inc. - Class B (A)	639,569	12,657,071
Finish Line, Inc. - Class A	174,246	4,363,120
Genesco, Inc. (A) (B)	183,977	12,530,673
JOS A. Bank Clothiers, Inc. (A) (B)	77,226	3,705,303
Rent-A-Center, Inc. (B)	377,596	12,928,887
Select Comfort Corp. (A) (B)	582,035	10,662,881
Sonic Automotive, Inc. - Class A	556,713	12,403,566
Textiles, Apparel & Luxury Goods - 1.4%
Iconix Brand Group, Inc. (A) (B)	293,116	10,578,556

Total Common Stocks (cost $558,615,783)		678,874,492

INVESTMENT COMPANY - 4.0%
Capital Markets - 4.0%
iShares Russell 2000 ETF (B)	269,373	29,423,613

Total Investment Company (cost $29,856,251)		29,423,613

	Shares	Value
SECURITIES LENDING COLLATERAL - 13.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	96,865,989	$ 96,865,989

Total Securities Lending Collateral (cost $96,865,989)		96,865,989

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $32,908,155 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, with a value of $33,566,439.	$ 32,908,145	32,908,145

Total Repurchase Agreement (cost $32,908,145)		32,908,145

Total Investment Securities (cost $718,246,168) (D)		838,072,239
Other Assets and Liabilities - Net - (13.3%)		(98,472,311)

Net Assets - 100.0%		$ 739,599,928

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$678,874,492	$—	$—	$678,874,492
Investment Company	29,423,613	—	—	29,423,613
Securities Lending Collateral	96,865,989	—	—	96,865,989
Repurchase Agreement	—	32,908,145	—	32,908,145
Total Investment Securities	$805,164,094	$32,908,145	$—	$838,072,239

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $94,344,155. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $720,376,584. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $125,837,340 and $8,141,685, respectively. Net unrealized appreciation for tax purposes is $117,695,655.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 97.5%
Aerospace & Defense - 0.9%
Alliant Techsystems, Inc.	45,975	$ 5,005,298
Curtiss-Wright Corp.	40,000	1,991,200
Orbital Sciences Corp. (A)	125,000	2,883,750
Air Freight & Logistics - 0.2%
Atlas Air Worldwide Holdings, Inc. (A)	51,540	1,908,526
Airlines - 1.1%
Delta Air Lines, Inc.	313,150	8,260,897
JetBlue Airways Corp. (A) (B)	494,700	3,507,423
Auto Components - 1.3%
Lear Corp.	62,125	4,807,854
Magna International, Inc. - Class A	89,500	7,580,650
Stoneridge, Inc. (A)	110,251	1,406,803
Biotechnology - 0.4%
Myriad Genetics, Inc. (A) (B)	150,850	3,677,723
Building Products - 0.9%
A.O. Smith Corp.	74,200	3,832,430
American Woodmark Corp. (A)	18,798	637,628
Fortune Brands Home & Security, Inc.	29,600	1,275,168
Gibraltar Industries, Inc. (A)	201,819	3,231,122
Capital Markets - 2.6%
Invesco, Ltd.	368,875	12,449,531
Janus Capital Group, Inc. (B)	189,000	1,865,430
LPL Financial Holdings, Inc.	37,500	1,527,750
Piper Jaffray Cos. (A) (B)	38,000	1,363,820
Raymond James Financial, Inc.	51,500	2,350,975
Stifel Financial Corp. (A)	78,000	3,194,100
Waddell & Reed Financial, Inc. - Class A	74,500	4,600,375
Chemicals - 1.7%
Huntsman Corp.	284,325	6,602,026
Methanex Corp.	81,225	4,724,046
OM Group, Inc. (A)	80,000	2,720,000
Tronox, Ltd. - Class A	157,500	3,636,675
Commercial Banks - 7.0%
CIT Group, Inc. (A)	61,225	2,948,596
Fifth Third Bancorp	168,850	3,213,215
First Citizens BancShares, Inc. - Class A	25,163	5,327,762
First Community Bancshares, Inc.	222,340	3,710,855
First Niagara Financial Group, Inc.	297,570	3,282,197
First Republic Bank - Class A	55,600	2,839,492
Huntington Bancshares, Inc. - Class A	1,079,175	9,496,740
Lakeland Bancorp, Inc. - Class A (B)	287,248	3,274,627
Regions Financial Corp.	1,330,375	12,811,511
Sandy Spring Bancorp, Inc.	144,100	3,529,009
Sterling Bancorp.	314,000	3,680,080
Texas Capital Bancshares, Inc. (A)	16,800	874,440
Umpqua Holdings Corp. (B)	193,500	3,167,595
Union First Market Bankshares Corp. (B)	150,000	3,618,000
Washington Trust Bancorp, Inc. (B)	59,521	1,957,646
Webster Financial Corp.	220,600	6,152,534
Wilshire Bancorp, Inc.	335,000	2,837,450
Commercial Services & Supplies - 0.3%
HNI Corp. (B)	79,500	3,088,575
Communications Equipment - 1.1%
Finisar Corp. (A)	393,625	9,057,311
KVH Industries, Inc. (A)	182,583	2,508,691
Construction & Engineering - 1.1%
Argan, Inc.	68,000	1,513,000
Comfort Systems USA, Inc. - Class A	228,200	4,251,366

	Shares	Value
Construction & Engineering (continued)
EMCOR Group, Inc.	107,663	$ 3,989,991
Foster Wheeler AG (A)	61,500	1,659,885
Construction Materials - 0.8%
Caesarstone Sdot-Yam, Ltd. (A)	188,500	7,949,045
Consumer Finance - 0.4%
Discover Financial Services	89,675	4,652,339
Containers & Packaging - 1.5%
Graphic Packaging Holding Co. (A)	1,108,000	9,307,200
Owens-Illinois, Inc. (A)	195,350	6,210,177
Diversified Consumer Services - 0.1%
Regis Corp. (B)	85,800	1,244,100
Diversified Financial Services - 0.6%
ING US, Inc.	211,675	6,566,159
Electric Utilities - 1.2%
Cleco Corp.	242,125	11,220,073
MGE Energy, Inc.	27,000	1,520,370
Electrical Equipment - 1.2%
Generac Holdings, Inc.	155,294	7,663,759
PowerSecure International, Inc. (A) (B)	268,461	4,853,775
Electronic Equipment & Instruments - 2.2%
Avnet, Inc.	163,875	6,505,837
Daktronics, Inc.	257,500	3,079,700
Orbotech, Ltd. (A)	358,400	4,272,128
Rofin-Sinar Technologies, Inc. (A)	116,500	3,058,125
Universal Display Corp. - Class A (A) (B)	102,000	3,253,800
Vishay Intertechnology, Inc. (A) (B)	242,500	2,975,475
Energy Equipment & Services - 0.4%
Dresser-Rand Group, Inc. (A)	35,500	2,157,335
Helix Energy Solutions Group, Inc. - Class A (A)	84,000	1,987,440
Food & Staples Retailing - 1.6%
Kroger Co.	130,400	5,586,336
Rite Aid Corp. (A)	1,132,325	6,035,292
SUPERVALU, Inc. (A)	703,550	4,945,957
Food Products - 0.9%
J&J Snack Foods Corp.	36,645	3,135,712
Sanderson Farms, Inc.	43,000	2,718,030
Tyson Foods, Inc. - Class A	143,440	3,968,985
Gas Utilities - 1.1%
Atmos Energy Corp.	246,941	10,932,078
Health Care Equipment & Supplies - 2.1%
AngioDynamics, Inc. (A) (B)	288,346	4,532,799
Boston Scientific Corp. (A)	449,975	5,260,208
Greatbatch, Inc. (A)	89,357	3,406,289
St. Jude Medical, Inc.	159,600	9,159,444
Health Care Providers & Services - 4.5%
Aetna, Inc.	151,275	9,484,943
AMN Healthcare Services, Inc. (A)	143,500	1,779,400
Cardinal Health, Inc.	197,725	11,598,548
Health Net, Inc. (A)	101,600	3,088,640
HealthSouth Corp.	99,500	3,493,445
Omnicare, Inc.	161,825	8,924,649
Universal Health Services, Inc. - Class B	67,150	5,409,604
WellCare Health Plans, Inc. (A)	45,000	3,000,600
Health Care Technology - 0.3%
Omnicell, Inc. (A)	155,300	3,582,771
Hotels, Restaurants & Leisure - 1.5%
Churchill Downs, Inc.	53,000	4,553,230
MGM Resorts International (A)	420,850	8,012,984
Wendy’s Co. (B)	293,875	2,553,774

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Household Durables - 3.0%
Harman International Industries, Inc.	49,000	$ 3,969,980
Helen of Troy, Ltd. (A)	48,500	2,265,920
La-Z-Boy, Inc.	133,500	3,081,180
Mohawk Industries, Inc. (A)	64,280	8,511,957
Ryland Group, Inc. (B)	195,075	7,842,015
Whirlpool Corp.	36,480	5,326,445
Household Products - 0.5%
Spectrum Brands Holdings, Inc. - Class A	71,500	4,713,280
Independent Power Producers & Energy Traders - 1.5%
AES Corp.	755,275	10,641,825
NRG Energy, Inc.	171,000	4,878,630
Insurance - 6.4%
Allstate Corp.	64,175	3,405,126
Aspen Insurance Holdings, Ltd.	80,500	3,140,305
eHealth, Inc. (A)	59,500	2,535,890
Everest RE Group, Ltd.	66,965	10,295,199
HCC Insurance Holdings, Inc.	129,625	5,917,381
Lincoln National Corp.	204,425	9,282,939
Selective Insurance Group, Inc.	258,500	6,790,795
United Fire Group, Inc. (B)	261,843	8,300,423
Unum Group	93,075	2,954,201
Validus Holdings, Ltd.	349,425	13,795,299
Internet & Catalog Retail - 0.3%
NutriSystem, Inc. (B)	153,000	2,876,400
Internet Software & Services - 1.9%
AOL, Inc. (A) (B)	112,000	4,058,880
Blucora, Inc. (A) (B)	60,900	1,439,067
IAC/InterActiveCorp	69,000	3,683,910
Web.com Group, Inc. (A) (B)	288,475	7,774,401
XO Group, Inc. (A)	193,000	2,678,840
IT Services - 0.7%
Global Cash Access Holdings, Inc. (A)	214,400	1,779,520
Global Payments, Inc.	53,100	3,158,388
Sykes Enterprises, Inc. (A)	134,500	2,517,840
Machinery - 4.7%
AGCO Corp.	125,350	7,317,933
Altra Holdings, Inc. (B)	133,900	4,066,543
CIRCOR International, Inc.	63,500	4,684,395
Columbus McKinnon Corp. (A)	77,000	2,002,770
Crane Co.	35,000	2,222,500
Dover Corp.	48,650	4,465,583
Mueller Industries, Inc.	83,000	5,004,070
NN, Inc.	238,070	3,828,166
Oshkosh Corp. (A)	47,500	2,260,525
Terex Corp. (A)	133,025	4,649,224
Trinity Industries, Inc.	65,148	3,298,443
Wabash National Corp. (A) (B)	176,200	2,054,492
Watts Water Technologies, Inc. - Class A	52,000	3,004,560
Media - 0.5%
Gannett Co., Inc.	200,650	5,551,986
Metals & Mining - 1.9%
Barrick Gold Corp.	314,975	6,107,365
Gerdau SA - ADR	1,357,250	10,762,993
Kaiser Aluminum Corp. (B)	43,000	2,900,350
Multi-Utilities - 2.6%
Ameren Corp.	282,575	10,223,563
CMS Energy Corp.	355,600	9,764,776
NorthWestern Corp.	144,500	6,623,880

	Shares	Value
Multiline Retail - 0.4%
Dillard’s, Inc. - Class A	47,575	$ 3,900,199
Office Electronics - 0.8%
Xerox Corp.	790,550	7,858,067
Oil, Gas & Consumable Fuels - 6.5%
Chesapeake Energy Corp.	388,775	10,870,149
Cimarex Energy Co.	103,335	10,886,342
EPL Oil & Gas, Inc. (A)	69,000	2,199,720
Gulfport Energy Corp. (A)	31,000	1,819,390
Newfield Exploration Co. (A)	172,150	5,241,968
Peabody Energy Corp.	534,900	10,419,852
SM Energy Co.	60,500	5,360,905
Tesoro Corp.	88,225	4,313,320
W&T Offshore, Inc. (B)	192,575	3,676,257
Western Refining, Inc. (B)	70,900	2,287,943
Whiting Petroleum Corp. (A)	153,950	10,297,715
Paper & Forest Products - 0.8%
Domtar Corp.	58,000	4,913,180
P.H. Glatfelter Co.	132,000	3,458,400
Pharmaceuticals - 0.6%
Jazz Pharmaceuticals PLC (A)	25,990	2,358,332
Nektar Therapeutics (A) (B)	371,833	3,536,132
Professional Services - 2.3%
FTI Consulting, Inc. (A)	55,500	2,252,190
Manpowergroup, Inc.	164,500	12,847,450
On Assignment, Inc. (A)	141,500	4,781,285
Towers Watson & Co. - Class A	37,950	4,357,039
Real Estate Investment Trusts - 8.2%
BioMed Realty Trust, Inc. - Basis B	516,850	10,295,652
Brandywine Realty Trust	1,147,825	16,333,550
CBL & Associates Properties, Inc.	497,525	9,855,970
DiamondRock Hospitality Co.	330,000	3,758,700
DuPont Fabros Technology, Inc.	229,425	5,701,211
Excel Trust, Inc. (B)	384,092	4,639,831
Home Properties, Inc.	35,000	2,110,850
Kilroy Realty Corp.	228,475	12,145,731
Liberty Property Trust - Series C	337,625	12,556,274
National Retail Properties, Inc. (B)	117,500	4,042,000
Summit Hotel Properties, Inc.	214,350	1,969,877
Weingarten Realty Investors (B)	72,000	2,284,560
Real Estate Management & Development - 0.4%
CBRE Group, Inc. - Class A (A)	196,950	4,575,149
Road & Rail - 1.1%
AMERCO	23,500	4,745,355
Swift Transportation Co. - Class A (A) (B)	284,500	6,199,255
Semiconductors & Semiconductor Equipment - 5.2%
Brooks Automation, Inc. - Class A	282,000	2,718,480
Entegris, Inc. (A)	356,500	3,689,775
LAM Research Corp. (A)	165,675	8,984,555
LTX-Credence Corp. (A)	440,000	2,697,200
Marvell Technology Group, Ltd.	455,000	5,460,000
Micron Technology, Inc. (A)	524,250	9,268,740
MKS Instruments, Inc.	89,500	2,652,780
NXP Semiconductor NV (A)	169,354	7,133,191
RF Micro Devices, Inc. (A)	318,000	1,669,500
Silicon Motion Technology Corp. - ADR	328,500	4,070,115
Skyworks Solutions, Inc. (A)	180,850	4,662,313
Teradyne, Inc. (A) (B)	59,800	1,045,902

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Software - 0.9%
AVG Technologies NV (A)	134,500	$ 2,703,450
Seachange International, Inc. (A)	99,000	1,404,810
TiVo, Inc. (A)	425,025	5,648,582
Specialty Retail - 3.5%
Abercrombie & Fitch Co. - Class A (B)	111,500	4,179,020
American Eagle Outfitters, Inc.	94,300	1,460,707
ANN, Inc. (A)	80,401	2,842,979
Best Buy Co., Inc.	259,900	11,123,720
Express, Inc. (A)	145,300	3,372,413
Finish Line, Inc. - Class A (B)	142,000	3,555,680
Foot Locker, Inc.	74,000	2,567,800
GameStop Corp. - Class A (B)	85,000	4,659,700
Guess?, Inc. (B)	67,500	2,109,375
hhgregg, Inc. (A)	49,200	763,092
Textiles, Apparel & Luxury Goods - 0.2%
Steven Madden, Ltd. - Class B (A)	48,250	1,769,810
Thrifts & Mortgage Finance - 2.7%
Berkshire Hills Bancorp, Inc.	136,331	3,458,717
Dime Community Bancshares, Inc.	159,500	2,609,420
Nationstar Mortgage Holdings, Inc. (A) (B)	184,075	9,446,729
Oritani Financial Corp.	68,500	1,111,070
Provident Financial Services, Inc.	148,000	2,773,520
TrustCo Bank Corp. (B)	247,500	1,663,200
United Financial Bancorp, Inc. (B)	151,985	2,383,125
Washington Federal, Inc.	222,500	5,068,550

	Shares	Value
Tobacco - 0.9%
Lorillard, Inc.	184,325	$ 9,402,418

Total Common Stocks (cost $833,451,620)		1,014,862,714

SECURITIES LENDING COLLATERAL - 9.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	93,995,001	93,995,001

Total Securities Lending Collateral (cost $93,995,001)		93,995,001

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $24,270,055 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $24,756,603.	$ 24,270,048	24,270,048

Total Repurchase Agreement (cost $24,270,048)		24,270,048

Total Investment Securities (cost $951,716,669) (D)		1,133,127,763
Other Assets and Liabilities - Net - (8.8%)		(91,640,027)

Net Assets - 100.0%		$ 1,041,487,736

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$1,014,862,714	$—	$—	$1,014,862,714
Securities Lending Collateral	93,995,001	—	—	93,995,001
Repurchase Agreement	—	24,270,048	—	24,270,048
Total Investment Securities	$1,108,857,715	$24,270,048	$—	$1,133,127,763

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $91,733,562. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $952,862,525. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $191,481,546 and $11,216,308, respectively. Net unrealized appreciation for tax purposes is $180,265,238.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Tactical Allocation

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 97.4%
Capital Markets - 89.2%
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF - Class A (A)	7,727	$ 208,397
iShares Barclays TIPS Bond ETF	2,042	230,603
iShares Floating Rate Bond ETF (A)	5,303	268,915
iShares International Inflation-Linked Bond ETF	1,225	57,734
iShares JPMorgan USD Emerging Markets Bond ETF (A)	1,171	130,391
iShares MSCI All Country World Minimum Volatility ETF (A)	23,761	1,526,644
iShares MSCI EAFE Minimum Volatility ETF (A)	10,433	647,472
iShares MSCI Emerging Markets Minimum Volatility ETF	9,128	549,962
iShares MSCI USA Minimum Volatility ETF (A)	14,560	506,834
PowerShares DB Agriculture Fund (B)	6,624	165,931
PowerShares DB Commodity Index Tracking Fund (B)	2,435	62,701
PowerShares DB Energy Fund (B)	3,716	104,643
PowerShares DB Oil Fund (B)	2,314	62,594
PowerShares DB Precious Metals Fund (B)	476	20,744
ProShares UltraShort 20+ Year Treasury (B)	141	10,287
ProShares VIX Mid-Term Futures ETF (B)	4,632	102,553
SPDR Barclays Convertible Securities ETF	3,960	183,427
SPDR Dow Jones International Real Estate ETF	15,367	663,086
SPDR Nuveen Barclays Municipal Bond ETF	3,355	77,199
Vanguard Intermediate-Term Bond ETF	11,015	929,886
Vanguard Long-Term Bond ETF	669	56,638
Vanguard S&P 500 ETF	12,604	2,027,651

	Shares	Value
Capital Markets (continued)
Vanguard Short-Term Bond ETF	13,360	$ 1,076,148
Vanguard Total Bond Market ETF	7,156	582,498
Region Fund - Asian Pacific - 3.4%
Vanguard FTSE Pacific ETF	6,229	384,454
Region Fund - European - 4.8%
Vanguard FTSE Europe ETF	9,783	555,479

Total Investment Companies (cost $10,589,639)		11,192,871

SECURITIES LENDING COLLATERAL - 12.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	1,433,087	1,433,087

Total Securities Lending Collateral (cost $1,433,087)		1,433,087

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $38,041 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $39,453.	$ 38,041	38,041

Total Repurchase Agreement (cost $38,041)		38,041

Total Investment Securities (cost $12,060,767) (D)		12,663,999
Other Assets and Liabilities - Net - (10.2%)		(1,172,060)

Net Assets - 100.0%		$ 11,491,939

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Investment Companies	$11,192,871	$—	$—	$11,192,871
Securities Lending Collateral	1,433,087	—	—	1,433,087
Repurchase Agreement	—	38,041	—	38,041
Total Investment Securities	$12,625,958	$38,041	$—	$12,663,999

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $1,399,902. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $12,319,340. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $353,954 and $9,295, respectively. Net unrealized appreciation for tax purposes is $344,659.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Tactical Income

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.7%
Capital Markets - 84.7%
iShares iBoxx $ High Yield Corporate Bond ETF (A)	1,506,336	$ 140,691,782
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	465,860	53,667,072
SPDR Barclays Convertible Securities ETF (A)	1,159,165	53,692,523
SPDR Barclays High Yield Bond ETF (A)	5,784,703	235,032,483
SPDR Barclays Short Term High Yield Bond ETF	4,528,814	139,759,200
SPDR Dow Jones International Real Estate ETF (A)	1,242,365	53,608,050
Vanguard FTSE Developed Markets ETF (A)	1,313,531	53,657,741
Vanguard Intermediate-Term Bond ETF (A)	1,271,661	107,353,622
Vanguard S&P 500 ETF (A)	466,155	74,995,016
Region Fund - Asian Pacific - 5.0%
Vanguard FTSE Pacific ETF (A)	869,374	53,657,763
Region Fund - European - 10.0%
Vanguard FTSE Europe ETF	1,891,688	107,410,045

Total Investment Companies (cost $1,042,230,699)		1,073,525,297

	Shares	Value
SECURITIES LENDING COLLATERAL - 23.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (B)	251,438,806	$ 251,438,806

Total Securities Lending Collateral (cost $251,438,806)		251,438,806

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
State Street Bank & Trust Co. 0.01% (B), dated 10/31/2013, to be repurchased at $1,356,904 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, and with a value of $1,384,581.	$ 1,356,904	1,356,904

Total Repurchase Agreement (cost $1,356,904)		1,356,904

Total Investment Securities (cost $1,295,026,409) (C)		1,326,321,007
Other Assets and Liabilities - Net - (23.1%)		(249,113,300)

Net Assets - 100.0%		$ 1,077,207,707

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Investment Companies	$1,073,525,297	$—	$—	$1,073,525,297
Securities Lending Collateral	251,438,806	—	—	251,438,806
Repurchase Agreement	—	1,356,904	—	1,356,904
Total Investment Securities	$1,324,964,103	$1,356,904	$—	$1,326,321,007

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $246,069,157. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at October 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $1,301,137,792. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $25,183,215. The tax adjustments are for the 7 months ended May 31, 2013.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Tactical Rotation

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 98.5%
Capital Markets - 98.5%
Consumer Discretionary Select Sector SPDR Fund (A)	16,596	$ 1,052,352
Consumer Staples Select Sector SPDR Fund (A)	23,608	999,799
Energy Select Sector SPDR Fund	15,145	1,308,377
Health Care Select Sector SPDR Fund (A)	27,190	1,434,001
Industrial Select Sector SPDR Fund (A)	17,331	842,633
iShares Barclays 0-5 Year TIPS Bond Fund	2,142	217,284
iShares Floating Rate Bond ETF	4,288	217,444
iShares India 50 ETF (A)	5,948	137,934
iShares MSCI Australia ETF (A)	11,154	297,477
iShares MSCI Brazil Capped ETF (A)	3,593	180,189
iShares MSCI EAFE Minimum Volatility ETF (A)	7,917	491,329
iShares MSCI Germany ETF (A)	8,573	251,618
iShares MSCI Hong Kong ETF (A)	7,704	156,776
iShares MSCI Japan ETF	31,432	374,041
iShares MSCI South Africa ETF	879	57,680
iShares MSCI South Korea Capped ETF (A)	1,579	100,914
iShares MSCI Turkey ETF	1,207	69,680
iShares MSCI U.K. ETF	26,687	543,080
iShares MSCI USA Minimum Volatility ETF	14,192	494,024
iShares Short Treasury Bond ETF	3,944	434,787
Market Vectors Russia ETF	3,282	95,736
Materials Select Sector SPDR Fund (A)	19,634	859,380
SPDR S&P China ETF	1,884	142,091
SPDR S&P Regional Banking ETF (A)	21,462	801,606

	Shares	Value
Capital Markets (continued)
Technology Select Sector SPDR Fund	14,706	$ 494,857
Utilities Select Sector SPDR Fund	7,292	282,857
Vanguard Short-Term Bond ETF	7,200	579,960

Total Investment Companies (cost $12,049,366)		12,917,906

SECURITIES LENDING COLLATERAL - 24.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (B)	3,209,829	3,209,829

Total Securities Lending Collateral (cost $3,209,829)		3,209,829

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (B), dated 10/31/2013, to be repurchased at $177,474 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $184,113.	$ 177,473	177,473

Total Repurchase Agreement (cost $177,473)		177,473

Total Investment Securities (cost $15,436,668) (C)		16,305,208
Other Assets and Liabilities - Net - (24.3%)		(3,185,656)

Net Assets - 100.0%		$ 13,119,552

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Investment Companies	$12,917,906	$—	$—	$12,917,906
Securities Lending Collateral	3,209,829	—	—	3,209,829
Repurchase Agreement	—	177,473	—	177,473
Total Investment Securities	$16,127,735	$177,473	$—	$16,305,208

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $3,139,381. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at October 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $15,544,494. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $762,612 and $1,898, respectively. Net unrealized appreciation for tax purposes is $760,714.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2013

	Transamerica Capital Growth	Transamerica Diversified Equity	Transamerica Dividend Focused	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Equity
Assets:
Investment securities, at value	$763,364,195	$1,509,571,038	$1,023,978,486	$722,752,880	$240,557,694
Repurchase agreements, at value	37,491,116	2,337,698	20,537,079	25,660,435	1,199,123
Foreign currency, at value	—	433	—	50,693	2,652,859
Unrealized appreciation on forward foreign currency contracts	—	—	—	95,316	—
Receivables:
Shares of beneficial interest sold	1,389,076	173,000	—	1,728,658	36,905
Investment securities sold	—	9,795,379	—	22,861,415	1,581,733
Interest	10	1	6	10,424,989	—
Dividends	21,881	587,153	1,722,916	3,780	306,421
Dividend reclaims	160,381	519,182	—	—	11,364
Securities lending income (net)	13,961	19,478	2,107	29,915	7,279
Prepaid expenses	6,870	15,366	11,438	8,726	2,253
Total assets	802,447,490	1,523,018,728	1,046,252,032	783,616,807	246,355,631
Liabilities:
Due to custodian	3	5	—	2,837,484	1
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	490,790	897,656	284,302	905,321	28,381
Investment securities purchased	—	10,323,620	17,801,066	22,920,457	1,505,603
When-issued securities purchased	—	—	—	11,909,437	—
Management and advisory fees	520,926	864,409	551,698	316,715	177,857
Distribution and service fees	49,225	168,508	1,337	59,074	942
Administration fees	15,370	29,747	21,395	13,366	4,680
Transfer agent fees	39,517	167,141	6,722	36,220	1,584
Trustees fees	34	68	2,511	31	25
Audit and tax fees	15,970	20,452	14,105	21,935	16,401
Custody fees	8,947	15,481	8,746	25,958	18,719
Legal fees	9,698	22,407	11,719	11,131	2,855
Printing and shareholder reports fees	15,241	36,870	2,638	12,895	1,903
Foreign capital gains tax	—	—	—	503,314	110,776
Other	2,045	3,855	20,964	2,459	2,025
Collateral for securities on loan	63,434,923	96,144,160	—	109,859,563	21,996,537
Unrealized depreciation on forward foreign currency contracts	—	—	—	413,810	—
Total liabilities	64,602,689	108,694,379	18,727,203	149,849,170	23,868,289
Net assets	$737,844,801	$1,414,324,349	$1,027,524,829	$633,767,637	$222,487,342

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$470,338,678	$1,235,397,447	$851,114,919	$659,708,833	$211,233,293
Undistributed (accumulated) net investment income (loss)	—	11,882,467	1,598,003	6,337,250	2,865,168
Undistributed (accumulated) net realized gain (loss)	19,919,217	(219,336,270)	7,966,064	(14,492,863)	(8,079,794)
Net unrealized appreciation (depreciation) on:
Investment securities	247,586,906	386,241,415	166,845,843	(17,445,412)	16,436,769
Translation of assets and liabilities denominated in foreign currencies	—	139,290	—	(340,171)	31,906
Net assets	$737,844,801	$1,414,324,349	$1,027,524,829	$633,767,637	$222,487,342
Net assets by class:
Class A	$88,843,129	$447,645,354	$1,245,310	$129,804,627	$805,066
Class B	6,020,305	19,658,138	—	—	—
Class C	27,534,994	47,396,788	1,297,328	30,547,204	915,893
Class I	105,746,744	249,718,245	1,714,532	133,448,473	505,419
Class I2	509,699,629	555,039,972	1,023,267,659	339,967,333	220,260,964
Class T	—	94,865,852	—	—	—
Shares outstanding:
Class A	4,150,855	26,411,274	103,951	11,988,289	77,443
Class B	311,837	1,181,205	—	—	—
Class C	1,424,159	2,853,459	108,446	2,829,457	88,742
Class I	4,854,573	14,530,712	143,104	12,295,547	48,475
Class I2	34,244,225	32,316,833	85,380,179	31,325,244	21,104,272
Class T	—	2,606,572	—	—	—
Net asset value per share:
Class A	$21.40	$16.95	$11.98	$10.83	$10.40
Class B	19.31	16.64	—	—	—
Class C	19.33	16.61	11.96	10.80	10.32
Class I	21.78	17.19	11.98	10.85	10.43
Class I2	14.88	17.17	11.98	10.85	10.44
Class T	—	36.39	—	—	—
Maximum offering price per share: (A)
Class A	$22.65	$17.94	$12.68	$11.37	$11.01
Class T	—	39.77	—	—	—

Investment securities, at cost	$515,777,289	$1,123,329,623	$857,132,643	$739,694,978	$224,010,149
Repurchase agreements, at cost	$37,491,116	$2,337,698	$20,537,079	$25,660,435	$1,199,123
Foreign currency, at cost	$—	$426	$—	$60,172	$2,624,934
Securities loaned, at value	$61,840,219	$94,072,186	$—	$107,585,428	$21,330,233

(A)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I and I2 shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2013

	Transamerica Enhanced Muni	Transamerica Flexible Income	Transamerica Growth Opportunities	Transamerica High Yield Bond	Transamerica High Yield Muni
Assets:
Investment securities, at value	$14,317,229	$269,740,129	$789,903,343	$1,241,799,740	$583,703
Repurchase agreements, at value	907,616	1,830,455	50,508,585	40,016,044	558,303
Cash	—	194	—	831,480	—
Receivables:
Shares of beneficial interest sold	202,570	985,375	119,185	995,477	—
Due from adviser	21,890	—	—	—	49,369
Investment securities sold	—	6,331,838	978,397	8,694,713	—
Interest	195,155	3,105,113	14	16,804,608	7,759
Dividends	—	53,730	—	236,868	—
Dividend reclaims	—	—	68,988	—	—
Securities lending income (net)	—	6,164	45,287	29,678	—
12b-1 waiver	1,020	3,278	—	—	92
Prepaid expenses	144	2,941	7,470	7,758	—
Total assets	15,645,624	282,059,217	841,631,269	1,309,416,366	1,199,226
Liabilities:
Due to custodian	—	—	2	—	—
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	98,856	243,301	307,936	896,891	—
Investment securities purchased	587,239	6,673,834	—	16,239,674	160,019
When-issued securities purchased	281,022	—	—	4,572,719	—
Management and advisory fees	—	98,435	464,661	535,741	—
Distribution and service fees	2,717	84,863	42,968	169,141	299
Administration fees	281	5,158	15,457	23,396	17
Transfer agent fees	875	19,592	47,159	40,891	31
Trustees fees	5	12	379	1,683	9
Audit and tax fees	18,112	19,902	15,836	19,492	18,112
Custody fees	3,290	5,348	9,463	10,405	991
Legal fees	152	3,836	8,503	9,646	650
Printing and shareholder reports fees	1,313	8,371	12,458	23,590	2,298
Other	932	1,483	1,827	5,919	438
Collateral for securities on loan	—	30,415,575	118,896,390	149,986,454	—
Total liabilities	994,794	37,579,710	119,823,039	172,535,642	182,864
Net assets	$14,650,830	$244,479,507	$721,808,230	$1,136,880,724	$1,016,362

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$14,688,343	$301,948,371	$531,655,330	$1,101,703,629	$999,031
Undistributed (accumulated) net investment income (loss)	6,385	334,375	567,375	297,528	1,084
Undistributed (accumulated) net realized gain (loss)	20,181	(75,544,777)	28,412,032	14,085,940	6,292
Net unrealized appreciation (depreciation) on:
Investment securities	(64,079)	17,742,480	161,173,507	20,793,627	9,955
Translation of assets and liabilities denominated in foreign currencies	—	(942)	(14)	—	—
Net assets	$14,650,830	$244,479,507	$721,808,230	$1,136,880,724	$1,016,362
Net assets by class:
Class A	$6,241,175	$78,512,019	$105,244,821	$404,076,819	$262,538
Class B	—	4,819,071	5,506,958	8,233,793	—
Class C	1,777,354	71,691,728	13,099,091	75,629,603	496,260
Class I	6,632,301	33,036,126	68,608,760	82,840,230	257,564
Class I2	—	56,420,563	529,348,600	566,100,279	—
Shares outstanding:
Class A	601,721	8,367,290	9,809,357	41,424,485	25,709
Class B	—	513,484	584,173	843,482	—
Class C	171,534	7,688,169	1,381,289	7,781,225	48,604
Class I	636,842	3,517,235	6,061,175	8,436,045	25,221
Class I2	—	6,001,952	46,400,091	57,530,026	—
Net asset value per share:
Class A	$10.37	$9.38	$10.73	$9.75	$10.21
Class B	—	9.39	9.43	9.76	—
Class C	10.36	9.32	9.48	9.72	10.21
Class I	10.41	9.39	11.32	9.82	10.21
Class I2	—	9.40	11.41	9.84	—
Maximum offering price per share: (A)
Class A	$10.72	$9.85	$11.35	$10.24	$10.55

Investment securities, at cost	$14,381,308	$251,997,649	$628,729,836	$1,221,006,113	$573,748
Repurchase agreements, at cost	$907,616	$1,830,455	$50,508,585	$40,016,044	$558,303
Securities loaned, at value	$—	$29,786,553	$115,962,870	$146,852,029	$—

(A)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I and I2 shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2013

	Transamerica Income & Growth	Transamerica International Bond	Transamerica International Equity	Transamerica International Small Cap Value	Transamerica Large Cap Growth
Assets:
Investment securities, at value	$558,691,261	$127,172,354	$478,649,394	$220,157,744	$221,804,932
Repurchase agreements, at value	11,466,536	3,013,848	14,298,566	5,486,755	2,502,670
Cash on deposit with broker	—	972,070	—	—	—
Foreign currency, at value	—	983,434	1	25,773	—
Unrealized appreciation on forward foreign currency contracts	—	194,518	—	—	—
Receivables:
Shares of beneficial interest sold	2,391,149	3,418	1,295,105	31,718	35,300
Investment securities sold	5,492,827	—	1,044,159	336,789	2,116,752
Interest	3	1,562,433	4	2	1
Dividends	1,489,512	—	831,773	398,782	191,350
Dividend reclaims	125,401	—	163,118	73,130	1,758
Securities lending income (net)	33,533	—	2,600	8,106	1,179
Other	—	28,741	—	—	—
Prepaid expenses	4,508	1,421	4,545	1,949	2,251
Total assets	579,694,730	133,932,237	496,289,265	226,520,748	226,656,193
Liabilities:
Due to custodian	1	1	1	—	1
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,398,023	2,405	164,361	—	54,956
Investment securities purchased	5,479,943	—	1,139,625	3,567,341	2,914,378
Management and advisory fees	259,708	61,204	311,176	163,231	123,840
Distribution and service fees	40,839	319	18,039	—	676
Administration fees	9,688	2,825	10,002	4,410	4,584
Transfer agent fees	9,211	1,005	21,617	1,644	1,534
Trustees fees	914	6	468	779	10
Audit and tax fees	17,250	17,798	15,519	16,444	15,685
Custody fees	9,593	9,141	21,028	12,197	2,526
Legal fees	3,972	2,371	5,020	1,729	2,713
Printing and shareholder reports fees	2,747	3,276	4,705	2,616	4,104
Variation margin payable on financial derivative instruments	—	63,028	—	—	—
Other	5,461	3,942	4,104	8,185	1,434
Collateral for securities on loan	101,609,199	—	7,500,247	10,987,659	2,633,604
Unrealized depreciation on forward foreign currency contracts	—	601,050	—	—	—
Total liabilities	108,846,549	768,371	9,215,912	14,766,235	5,760,045
Net assets	$470,848,181	$133,163,866	$487,073,353	$211,754,513	$220,896,148

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$442,921,412	$132,111,913	$381,774,035	$179,120,572	$180,846,534
Undistributed (accumulated) net investment income (loss)	4,072,245	(2,528,779)	8,276,287	3,691,109	1,271,631
Undistributed (accumulated) net realized gain (loss)	(2,179,374)	362,114	14,992,899	2,588,270	7,743,969
Net unrealized appreciation (depreciation) on:
Investment securities	26,033,069	3,791,855	82,021,508	26,343,720	31,034,014
Futures contracts	—	(176,070)	—	—	—
Translation of assets and liabilities denominated in foreign currencies	829	(397,167)	8,624	10,842	—
Net assets	$470,848,181	$133,163,866	$487,073,353	$211,754,513	$220,896,148
Net assets by class:
Class A	$43,344,398	$544,509	$21,102,332	$—	$810,819
Class C	40,924,374	211,220	17,537,061	—	547,149
Class I	27,139,051	103,988	168,781,675	4,185,934	336,699
Class I2	359,440,358	132,304,149	279,652,285	207,568,579	219,201,481
Shares outstanding:
Class A	3,927,211	55,087	1,144,084	—	66,884
Class C	3,719,741	21,533	963,064	—	45,473
Class I	2,454,351	10,491	9,075,841	342,046	27,660
Class I2	32,501,911	13,339,579	15,031,880	16,950,186	17,980,748
Net asset value per share:
Class A	$11.04	$9.88	$18.44	$—	$12.12
Class C	11.00	9.81	18.21	—	12.03
Class I	11.06	9.91	18.60	12.24	12.17
Class I2	11.06	9.92	18.60	12.25	12.19
Maximum offering price per share: (A)
Class A	$11.68	$10.37	$19.51	$—	$12.83

Investment securities, at cost	$532,658,192	$123,380,499	$396,627,886	$193,814,024	$190,770,918
Repurchase agreements, at cost	$11,466,536	$3,013,848	$14,298,566	$5,486,755	$2,502,670
Foreign currency, at cost	$—	$1,001,122	$1	$25,878	$—
Securities loaned, at value	$98,033,022	$—	$7,100,436	$10,441,223	$2,579,120

(A)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I and I2 shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2013

	Transamerica Large Cap Value	Transamerica MLP & Energy Income	Transamerica Money Market	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond
Assets:
Investment in non-affiliated securities, at value	$1,513,258,684	$277,216,048	$267,710,786	$435,478,271	$3,895,862,079
Investment in affiliated securities, at value	—	—	—	24,638,038	—
Repurchase agreements, at value	49,029,904	16,273,882	12,281,229	6,733,694	67,750,793
Foreign currency, at value	—	—	—	1,808	—
Cash	—	274,483	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	7,577	—
Receivables:
Shares of beneficial interest sold	200,452	1,149,385	119,483	1,122,391	11,814,209
Due from adviser	—	—	19,313	—	—
Investment securities sold	—	—	—	44,172,853	7,603,563
Interest	14	229,619	35,216	790,803	34,519,118
Dividends	1,415,838	853,356	—	209,061	—
Dividend reclaims	45,454	—	—	—	—
Securities lending income (net)	24,791	17,615	—	2,886	29,543
Variation margin receivable on financial derivative instruments	—	—	—	4,301	—
12b-1 waiver	—	—	52,160	—	40,364
Prepaid expenses	16,039	1,805	3,751	4,456	39,711
Total assets	1,563,991,176	296,016,193	280,221,938	513,166,139	4,017,659,380
Liabilities:
Due to custodian	5	—	4	21,049	13
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	439,153	30,007	276,939	211,139	6,806,481
Investment securities purchased	1,315,256	543,366	—	64,398,680	37,536,614
When-issued securities purchased	—	—	—	199,042	—
Management and advisory fees	809,329	223,688	—	238,521	1,513,091
Distribution and service fees	8,332	6,832	189,913	123,731	978,820
Administration fees	32,218	4,880	6,045	8,900	81,701
Transfer agent fees	12,412	3,016	37,069	56,365	168,966
Trustees fees	73	90	14	50	176
Audit and tax fees	14,081	21,000	14,105	18,166	18,112
Custody fees	12,327	3,503	4,309	17,611	32,803
Legal fees	20,886	295	9,248	5,210	51,108
Printing and shareholder reports fees	20,438	19,590	12,630	11,226	85,986
Distribution payable	—	—	24,540	—	437,572
Interest from TBA short commitments	—	—	—	10,747	—
Other	2,458	4,243	2,669	2,201	9,897
Collateral for securities on loan	22,940,838	57,478,783	—	10,339,330	102,393,095
Written options and swaptions, at value	—	—	—	23,925	—
TBA short commitments, at value	—	—	—	6,408,891	—
Total liabilities	25,627,806	58,339,293	577,485	82,094,784	150,114,435
Net assets	$1,538,363,370	$237,676,900	$279,644,453	$431,071,355	$3,867,544,945

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,084,036,259	$231,562,885	$279,645,838	$354,118,810	$3,798,950,820
Undistributed (accumulated) net investment income (loss)	950,667	919,425	723	887,915	(437,572)
Undistributed (accumulated) net realized gain (loss)	236,631,530	765,797	(2,108)	15,511,299	21,365,625
Net unrealized appreciation (depreciation) on:
Investment securities	216,744,914	4,429,085	—	60,498,476	47,669,225
Futures contracts	—	—	—	73,288	—
Options written	—	—	—	(3,841)	—
Translation of assets and liabilities denominated in foreign currencies	—	(292)	—	8,143	(3,153)
Net unrealized appreciation (depreciation) on investments sold short	—	—	—	(22,735)	—
Net assets	$1,538,363,370	$237,676,900	$279,644,453	$431,071,355	$3,867,544,945
Net assets by class:
Class A	$8,604,929	$16,418,716	$90,422,996	$152,381,918	$953,043,600
Class B	—	—	6,189,378	8,186,275	—
Class C	7,783,132	5,008,410	30,196,463	95,601,243	867,319,193
Class I	16,804,959	9,581,922	22,304,829	174,901,919	485,299,083
Class I2	1,505,170,350	206,667,852	130,530,787	—	1,561,883,069
Shares outstanding:
Class A	604,478	1,597,706	90,422,886	6,288,843	91,182,392
Class B	—	—	6,189,041	339,835	—
Class C	548,004	488,584	30,191,922	4,002,666	83,131,762
Class I	1,176,810	932,144	22,304,927	7,193,528	47,243,018
Class I2	105,457,286	20,101,865	130,531,215	—	152,128,617
Net asset value per share:
Class A	$14.24	$10.28	$1.00	$24.23	$10.45
Class B	—	—	1.00	24.09	—
Class C	14.20	10.25	1.00	23.88	10.43
Class I	14.28	10.28	1.00	24.31	10.27
Class I2	14.27	10.28	1.00	—	10.27
Maximum offering price per share: (A)
Class A	$15.07	$10.88	$1.00	$25.64	$10.72

Investment securities, at cost	$1,296,513,770	$272,786,963	$267,710,786	$399,617,833	$3,848,192,854
Repurchase agreements, at cost	$49,029,904	$16,273,882	$12,281,229	$6,733,694	$67,750,793
Foreign currency, at cost	$—	$—	$—	$1,811	$—
Securities loaned, at value	$22,441,924	$56,052,850	$—	$10,115,380	$100,287,362
Premium received on written options and swaptions	$—	$—	$—	$20,084	$—
Proceeds received from TBA short commitments	$—	$—	$—	$6,386,156	$—

(A)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I and I2 shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2013

	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Tactical Allocation	Transamerica Tactical Income
Assets:
Investment securities, at value	$617,638,575	$805,164,094	$1,108,857,715	$12,625,958	$1,324,964,103
Repurchase agreements, at value	13,945,779	32,908,145	24,270,048	38,041	1,356,904
Receivables:
Shares of beneficial interest sold	2,487	7,291	3,750,480	85,142	3,213,921
Due from adviser	—	—	—	6,061	—
Investment securities sold	2,221,739	1,448,040	7,940,798	406,768	5,723,824
Interest	4	9	7	—	—
Dividends	20,398	436,813	421,850	—	—
Securities lending income (net)	20,558	10,912	19,360	4,490	81,756
12b-1 waiver	—	—	—	—	14,589
Prepaid expenses	5,540	7,438	9,700	108	12,924
Total assets	633,855,080	839,982,742	1,145,269,958	13,166,568	1,335,368,021
Liabilities:
Due to custodian	1	1	—	—	334,986
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	18,363	26,797	1,675,317	—	3,849,713
Investment securities purchased	6,167,992	2,902,108	6,810,458	209,789	1,353,664
Management and advisory fees	412,774	528,106	669,692	—	502,685
Distribution and service fees	493	778	395,718	5,810	483,481
Administration fees	12,041	15,567	21,615	238	23,000
Transfer agent fees	3,724	3,443	135,936	1,042	97,629
Trustees fees	1,202	1,266	1,249	46	53
Audit and tax fees	14,081	14,081	14,331	17,250	17,450
Custody fees	5,212	6,519	11,066	2,515	8,588
Legal fees	4,873	6,500	10,455	80	14,237
Printing and shareholder reports fees	3,809	7,416	36,868	3,740	30,112
Other	3,319	4,243	4,516	1,032	5,910
Collateral for securities on loan	62,951,797	96,865,989	93,995,001	1,433,087	251,438,806
Total liabilities	69,599,681	100,382,814	103,782,222	1,674,629	258,160,314
Net assets	$564,255,399	$739,599,928	$1,041,487,736	$11,491,939	$1,077,207,707

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$455,116,942	$573,745,483	$774,100,135	$11,127,961	$1,084,503,994
Undistributed (accumulated) net investment income (loss)	(1,867,375)	4,329,328	2,259,731	—	(1,624,157)
Undistributed (accumulated) net realized gain (loss)	(12,470,909)	41,699,046	83,716,776	(239,254)	(36,966,728)
Net unrealized appreciation (depreciation) on:
Investment securities	123,476,741	119,826,071	181,411,094	603,232	31,294,598
Net assets	$564,255,399	$739,599,928	$1,041,487,736	$11,491,939	$1,077,207,707
Net assets by class:
Class A	$591,535	$995,992	$519,375,211	$4,049,490	$342,366,453
Class B	—	—	32,286,193	—	—
Class C	404,051	635,239	288,038,187	5,909,388	464,339,144
Class I	490,115	718,875	180,096,016	1,533,061	270,502,110
Class I2	562,769,698	737,249,822	21,692,129	—	—
Shares outstanding:
Class A	47,824	75,388	17,880,830	393,734	33,713,282
Class B	—	—	1,185,830	—	—
Class C	32,899	48,303	10,687,751	579,180	45,882,412
Class I	39,542	54,214	6,056,666	150,006	26,631,103
Class I2	45,348,429	55,546,916	728,527	—	—
Net asset value per share:
Class A	$12.37	$13.21	$29.05	$10.28	$10.16
Class B	—	—	27.23	—	—
Class C	12.28	13.15	26.95	10.20	10.12
Class I	12.39	13.26	29.74	10.22	10.16
Class I2	12.41	13.27	29.78	—	—
Maximum offering price per share: (A)
Class A	$13.09	$13.98	$30.74	$10.88	$10.67

Investment securities, at cost	$494,161,834	$685,338,023	$927,446,621	$12,022,726	$1,293,669,505
Repurchase agreements, at cost	$13,945,779	$32,908,145	$24,270,048	$38,041	$1,356,904
Securities loaned, at value	$61,540,726	$94,344,155	$91,733,562	$1,399,902	$246,069,157

(A)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I and I2 shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2013

Transamerica Tactical Rotation
Assets:
Investment securities, at value	$16,127,735
Repurchase agreement, at value	177,473
Receivables:
Shares of beneficial interest sold	148,076
Due from adviser	21,404
Investment securities sold	153,625
Securities lending income (net)	1,935
Prepaid expenses	71
Total assets	16,630,319
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	4,056
Investment securities purchased	266,078
Distribution and service fees	4,487
Administration fees	257
Transfer agent fees	1,206
Trustees fees	69
Audit and tax fees	17,250
Custody fees	2,766
Legal fees	41
Printing and shareholder reports fees	3,741
Other	987
Collateral for securities on loan	3,209,829
Total liabilities	3,510,767
Net assets	$13,119,552

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$12,305,400
Undistributed (accumulated) net investment income (loss)	9,851
Undistributed (accumulated) net realized gain (loss)	(64,239)
Net unrealized appreciation (depreciation) on:
investments in investment companies	868,540
Net assets	$13,119,552
Net assets by class:
Class A	$6,455,902
Class C	3,839,517
Class I	2,824,133
Shares outstanding:
Class A	580,663
Class C	347,566
Class I	254,735
Net asset value per share:
Class A	$11.12
Class C	11.05
Class I	11.09
Maximum offering price per share: (A)
Class A	$11.77

Investment securities, at cost	$15,259,195
Repurchase agreement, at cost	$177,473
Securities loaned, at value	$3,139,381

(A)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I and I2 shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS

For the period or year ended October 31, 2013

	Transamerica Capital Growth	Transamerica Diversified Equity	Transamerica Dividend Focused (A)	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity
Investment Income:
Dividend income	$7,604,963	$26,662,761	$21,276,545	$—		$6,147,087
Interest income	6,823	2,282	11,444	46,895,682		1,188
Securities lending income (net)	848,936	571,548	50,055	233,590		50,733
Withholding taxes on foreign income	(324,777)	(47,670)	—	(172,618)		(700,390)
Total investment income	8,135,945	27,188,921	21,338,044	46,956,654		5,498,618

Expenses:
Management and advisory	5,406,471	10,368,696	5,253,074	4,545,829		1,862,034
Distribution and service:
Class A	214,535	1,307,109	1,469	378,012		1,393
Class B	55,741	200,653	—	—		—
Class C	213,017	441,741	5,185	253,992		4,466
Administration	177,091	364,953	203,621	192,493		49,001
Transfer agent:
Class A	196,001	1,211,593	288	166,265		756
Class B	24,596	79,178	—	—		—
Class C	43,925	157,743	370	33,238		405
Class I	134,567	385,831	1,080	107,819		592
Class I2	39,244	44,243	60,941	38,883		14,595
Class T	—	111,201	—	—		—
Trustees	11,034	22,871	14,926	12,231		3,256
Audit and tax	16,491	58,830	14,105	29,805		16,901
Custody	116,582	203,140	79,252	282,616		234,701
Legal	19,237	40,002	25,645	22,599		8,671
Printing and shareholder reports	81,963	156,475	62,361	103,167		8,815
Registration	72,143	126,428	86,539	46,301		46,606
Other	14,488	27,920	14,404	12,202		3,523
Total expenses	6,837,126	15,308,607	5,823,260	6,225,452		2,255,715
Class expenses (waived/reimbursed) recaptured:
Class A	51,056	—	—	—		—
Class B	(4,253)	(656)	—	—		—
Class C	—	11,342	—	—		—
Class I	—	—	—	—		5
Total expenses (waived/reimbursed) recaptured	46,803	10,686	—	—		5
Net expenses	6,883,929	15,319,293	5,823,260	6,225,452		2,255,720
Net investment income (loss)	1,252,016	11,869,628	15,514,784	40,731,202		3,242,898

Net realized gain (loss) on transactions from:
Investment securities	21,124,326	185,255,572	7,966,064	(20,241,849)		(3,097,565)
Foreign currency transactions	26,236	26	—	1,338,176		(82,848)
Total realized gain (loss)	21,150,562	185,255,598	7,966,064	(18,903,673)		(3,180,413)

Net change in unrealized appreciation (depreciation) on:
Investment securities	228,456,174	153,310,245	166,845,843	(30,947,422	)(B)	14,436,801	(C)
Translation of assets and liabilities denominated in foreign currencies	(132)	13,450	—	(736,580)		61,642
Net change in unrealized appreciation (depreciation)	228,456,042	153,323,695	166,845,843	(31,684,002)		14,498,443
Net realized and change in unrealized gain (loss)	249,606,604	338,579,293	174,811,907	(50,587,675)		11,318,030
Net increase (decrease) in net assets resulting from operations	$250,858,620	$350,448,921	$190,326,691	$(9,856,473)		$14,560,928

(A)	Commenced operations January 4, 2013.

(B)	Net of foreign capital gains tax of $503,314.

(C)	Net of foreign capital gains tax of $110,776.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the period or year ended October 31, 2013

	Transamerica Enhanced Muni (A)	Transamerica Flexible Income	Transamerica Growth Opportunities	Transamerica High Yield Bond	Transamerica High Yield Muni (B)
Investment Income:
Dividend income	$3,641	$463,747	$6,387,557	$1,342,823	$—
Interest income	303,792	13,734,930	6,777	48,055,159	8,567
Securities lending income (net)	—	102,939	1,470,443	334,899	—
Withholding taxes on foreign income	—	(1,266)	(177,051)	—	—
Total investment income	307,433	14,300,350	7,687,726	49,732,881	8,567

Expenses:
Management and advisory	46,030	1,279,401	4,948,557	4,427,387	993
Distribution and service:
Class A	9,547	241,397	295,489	960,602	195
Class B	—	60,541	55,701	90,865	—
Class C	10,510	853,865	117,927	817,737	655
Administration	2,615	67,936	163,341	190,384	49
Transfer agent:
Class A	1,180	100,102	321,945	227,210	14
Class B	—	16,420	24,567	15,271	—
Class C	606	82,315	49,196	86,252	8
Class I	6,608	43,763	130,249	114,843	69
Class I2	—	4,441	34,638	19,154	—
Trustees	187	4,291	10,765	13,981	11
Audit and tax	19,612	17,643	28,529	19,662	18,112
Custody	33,039	66,044	127,166	118,986	2,942
Legal	354	7,254	16,910	19,185	650
Printing and shareholder reports	22,168	43,130	68,236	157,512	2,522
Registration	84,104	75,230	68,403	110,370	56,067
Other	3,024	6,411	12,720	13,491	1,924
Total expenses	239,584	2,970,184	6,474,339	7,402,892	84,211
Fund expenses (waived/reimbursed) recaptured	(136,857)	—	—	—	(81,791)
Class expenses (waived/reimbursed) recaptured:
Class A	(5,953)	(40,233)	—	—	(111)
Class C	(3,234)	—	—	—	(172)
Class I	(6,608)	—	—	—	(69)
Total expenses (waived/reimbursed) recaptured	(152,652)	(40,233)	—	—	(82,143)
Net expenses	86,932	2,929,951	6,474,339	7,402,892	2,068
Net investment income (loss)	220,501	11,370,399	1,213,387	42,329,989	6,499

Net realized gain (loss) on transactions from:
Investment securities	20,181	4,482,454	30,031,070	16,338,918	6,292
Foreign currency transactions	—	(5,876)	4,479	—	—
Total realized gain (loss)	20,181	4,476,578	30,035,549	16,338,918	6,292

Net change in unrealized appreciation (depreciation) on:
Investment securities	(64,079)	(3,940,229)	157,777,602	180,552	9,955
Translation of assets and liabilities denominated in foreign currencies	—	(1,371)	1,653	—	—
Net change in unrealized appreciation (depreciation)	(64,079)	(3,941,600)	157,779,255	180,552	9,955
Net realized and change in unrealized gain (loss)	(43,898)	534,978	187,814,804	16,519,470	16,247
Net increase (decrease) in net assets resulting from operations	$176,603	$11,905,377	$189,028,191	$58,849,459	$22,746

(A)	Commenced operations October 31, 2012.

(B)	Commenced operations July 31, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the period or year ended October 31, 2013

	Transamerica Income & Growth (A)	Transamerica International Bond	Transamerica International Equity	Transamerica International Small Cap Value (B)	Transamerica Large Cap Growth
Investment Income:
Dividend income	$17,641,605	$—	$14,491,844	$5,275,144	$3,439,685
Interest income	1,278	3,772,953	1,127	1,158	518
Securities lending income (net)	519,888	4,227	204,711	117,887	76,732
Withholding taxes on foreign income	(650,051)	6,470	(1,298,867)	(438,452)	226
Total investment income	17,512,720	3,783,650	13,398,815	4,955,737	3,517,161

Expenses:
Management and advisory	2,118,469	865,031	3,001,519	1,222,677	1,333,576
Distribution and service:
Class A	37,427	1,097	26,456	—	2,551
Class C	113,444	2,098	102,216	—	6,468
Administration	79,047	40,146	95,884	33,045	49,392
Transfer agent:
Class A	13,272	908	18,794	—	957
Class C	10,454	281	15,599	—	425
Class I	19,900	148	139,753	1,538	530
Class I2	20,650	11,993	18,165	9,808	14,671
Trustees	6,423	2,469	6,780	2,936	3,249
Audit and tax	22,664	18,298	28,624	16,444	16,225
Custody	104,661	136,150	225,872	146,554	27,121
Legal	9,062	4,548	11,252	3,725	5,631
Printing and shareholder reports	45,843	18,334	35,990	12,887	6,755
Registration	86,029	47,762	52,545	35,822	47,089
Other	6,926	4,316	6,416	2,801	3,954
Total expenses	2,694,271	1,153,579	3,785,865	1,488,237	1,518,594
Class expenses (waived/reimbursed) recaptured:
Class A	—	(752)	514	—	12
Class C	—	(192)	—	—	—
Class I	—	(106)	—	(89)	70
Total expenses (waived/reimbursed) recaptured	—	(1,050)	514	(89)	82
Net expenses	2,694,271	1,152,529	3,786,379	1,488,148	1,518,676
Net investment income (loss)	14,818,449	2,631,121	9,612,436	3,467,589	1,998,485

Net realized gain (loss) on transactions from:
Investment securities	(2,409,484)	(1,078,831)	17,333,796	2,702,100	9,289,961
Futures contracts	—	125,737	—	—	—
Foreign currency transactions	(123,451)	(10,735,308)	(136,644)	89,625	—
Total realized gain (loss)	(2,532,935)	(11,688,402)	17,197,152	2,791,725	9,289,961

Net change in unrealized appreciation (depreciation) on:
Investment securities	26,033,069	(1,237,547)	70,732,420	26,343,720	31,996,699
Futures contracts	—	(244,978)	—	—	—
Translation of assets and liabilities denominated in foreign currencies	829	947,937	23,756	10,842	—
Net change in unrealized appreciation (depreciation)	26,033,898	(534,588)	70,756,176	26,354,562	31,996,699
Net realized and change in unrealized gain (loss)	23,500,963	(12,222,990)	87,953,328	29,146,287	41,286,660
Net increase (decrease) in net assets resulting from operations	$38,319,412	$(9,591,869)	$97,565,764	$32,613,876	$43,285,145

(A)	Commenced operations October 31, 2012.

(B)	Commenced operations January 4, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the period or year ended October 31, 2013

	Transamerica Large Cap Value	Transamerica MLP & Energy Income (A)	Transamerica Money Market	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond
Investment Income:
Dividend income	$38,670,895	$2,707,310	$—	$5,021,782	$55,000
Interest income	11,804	363,476	1,441,935	4,260,429	120,668,928
Securities lending income (net)	477,666	65,130	—	41,825	293,336
Withholding taxes on foreign income	(311,620)	(43,144)	—	(3,109)	(1,063)
Total investment income	38,848,745	3,092,772	1,441,935	9,320,927	121,016,201

Expenses:
Management and advisory	9,473,898	938,343	2,359,518	2,886,082	17,368,307
Distribution and service:
Class A	13,779	8,434	285,795	410,699	2,576,203
Class B	—	—	76,794	85,242	—
Class C	38,393	9,479	290,107	773,395	8,697,914
Administration	377,037	21,326	147,470	99,020	937,128
Transfer agent:
Class A	6,909	2,015	299,600	286,669	523,970
Class B	—	—	26,366	33,164	—
Class C	4,062	966	46,202	98,475	645,789
Class I	7,249	3,186	56,212	215,366	439,547
Class I2	111,960	5,938	32,505	—	121,169
Trustees	23,711	1,591	9,310	6,329	59,461
Audit and tax	15,782	21,000	14,105	17,976	21,812
Custody	145,048	20,653	113,066	203,183	404,936
Legal	44,844	686	22,157	12,414	102,915
Printing and shareholder reports	138,734	26,287	70,256	58,606	456,027
Registration	62,680	61,571	75,477	81,420	122,499
Other	28,854	3,107	9,394	8,233	56,782
Total expenses	10,492,940	1,124,582	3,934,334	5,276,273	32,534,459
Fund expenses (waived/reimbursed) recaptured	—	—	(1,596,778)	—	—
Class expenses (waived/reimbursed) recaptured:
Class A	—	(119)	(548,360)	—	(429,367)
Class B	—	—	(100,199)	—	—
Class C	—	(337)	(325,163)	—	—
Class I	—	(1,595)	(55,753)	—	—
Class I2	—	—	(24,768)	—	—
Total expenses (waived/reimbursed) recaptured	—	(2,051)	(2,651,021)	—	(429,367)
Net expenses	10,492,940	1,122,531	1,283,313	5,276,273	32,105,092
Net investment income (loss)	28,355,805	1,970,241	158,622	4,044,654	88,911,109

Net realized gain (loss) on transactions from:
Investment securities	237,604,878	894,310	—	22,503,189	28,112,981
Investments in affiliated investment companies	—	—	—	9	—
Futures contracts	—	—	—	(59,029)	—
Written options and swaptions	—	—	—	(39,457)	—
Foreign currency transactions	81	61,497	—	45,935	(4,281)
Total realized gain (loss)	237,604,959	955,807	—	22,450,647	28,108,700

Net change in unrealized appreciation (depreciation) on:
Investment securities	138,174,635	4,429,085	—	27,179,117	(24,509,137)
Futures contracts	—	—	—	184,579	—
Written options and swaptions	—	—	—	(3,841)	—
Translation of assets and liabilities denominated in foreign currencies	—	(292)	—	(59,081)	(2,953)
Securities sold short	—	—	—	(50,130)	—
Net change in unrealized appreciation (depreciation)	138,174,635	4,428,793	—	27,250,644	(24,512,090)
Net realized and change in unrealized gain (loss)	375,779,594	5,384,600	—	49,701,291	3,596,610
Net increase (decrease) in net assets resulting from operations	$404,135,399	$7,354,841	$158,622	$53,745,945	$92,507,719

(A)	Commenced operations April 30, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2013

	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Tactical Allocation (A)	Transamerica Tactical Income
Investment Income:
Dividend income	$1,883,759	$10,593,532	$15,004,889	$141,828	$42,919,651
Interest income	3,928	6,366	5,462	49	1,857
Securities lending income (net)	468,165	155,851	182,542	22,604	1,395,922
Withholding taxes on foreign income	—	—	(13,525)	—	—
Total investment income	2,355,852	10,755,749	15,179,368	164,481	44,317,430

Expenses:
Management and advisory	3,400,111	4,620,984	6,505,329	38,972	4,942,152
Distribution and service:
Class A	1,073	1,442	1,229,543	6,571	1,029,815
Class B	—	—	308,663	—	—
Class C	3,095	4,087	2,345,262	27,524	4,233,411
Administration	102,657	136,041	208,511	1,772	263,820
Transfer agent:
Class A	332	786	854,757	3,039	306,366
Class B	—	—	67,331	—	—
Class C	155	298	379,789	2,816	378,564
Class I	392	607	153,770	2,328	316,444
Class I2	30,724	40,709	1,376	—	—
Trustees	8,305	10,520	14,646	164	17,307
Audit and tax	14,325	16,777	26,461	19,161	49,463
Custody	54,808	76,178	113,399	27,596	78,707
Legal	10,666	13,624	21,108	190	29,337
Printing and shareholder reports	35,014	24,791	237,988	14,057	235,393
Registration	46,184	48,900	92,088	80,887	76,564
Other	5,299	8,002	14,982	2,973	14,985
Total expenses	3,713,140	5,003,746	12,575,003	228,050	11,972,328
Fund Expenses (waived/reimbursed) recaptured	15,175	—	—	(125,543)	—
Class expenses (waived/reimbursed) recaptured:
Class A	7	—	—	(3,039)	(161,528)
Class C	4	—	—	(2,816)	13,363
Class I	41	—	—	(2,328)	44,148
Class I2	2,031	—	—	—	—
Total expenses (waived/reimbursed) recaptured	17,258	—	—	(133,726)	(104,017)
Net expenses	3,730,398	5,003,746	12,575,003	94,324	11,868,311
Net investment income (loss)	(1,374,546)	5,752,003	2,604,365	70,157	32,449,119

Net realized gain (loss) on transactions from:
Investment securities	(10,235,390)	42,658,701	97,522,134	(227,762)	(26,643,111)
Distributions from investments in investment companies	—	—	—	—	1,167,538
Total realized gain (loss)	(10,235,390)	42,658,701	97,522,134	(227,762)	(25,475,573)

Net change in unrealized appreciation (depreciation) on:
Investment securities	132,355,793	116,989,097	138,372,873	603,232	30,157,802
Net change in unrealized appreciation (depreciation)	132,355,793	116,989,097	138,372,873	603,232	30,157,802
Net realized and change in unrealized gain (loss)	122,120,403	159,647,798	235,895,007	375,470	4,682,229
Net increase (decrease) in net assets resulting from operations	$120,745,857	$165,399,801	$238,499,372	$445,627	$37,131,348

(A)	Commenced operations October 31, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2013

Transamerica Tactical Rotation (A)
Investment Income:
Dividend income	$72,628
Interest income	35
Securities lending income (net)	6,810
Total investment income	79,473

Expenses:
Management and advisory	27,735
Distribution and service:
Class A	7,443
Class C	14,587
Administration	1,261
Transfer agent:
Class A	3,210
Class C	2,481
Class I	1,216
Trustees	159
Audit and tax	18,750
Custody	27,608
Legal	98
Printing and shareholder reports	13,711
Registration	84,892
Other	3,071
Total expenses	206,222
Expenses (waived/reimbursed) recaptured	(134,422)
Class expenses (waived/reimbursed) recaptured:
Class A	(3,210)
Class C	(2,481)
Class I	(1,216)
Total expenses (waived/reimbursed) recaptured	(141,329)
Net expenses	64,893
Net investment income (loss)	14,580

Net realized gain (loss) on transactions from:
Investments in investment companies	(31,458)
Total realized gain (loss)	(31,458)

Net change in unrealized appreciation (depreciation) on:
Investments in investment companies	868,540
Net change in unrealized appreciation (depreciation)	868,540
Net realized and change in unrealized gain (loss) on investments in investment companies	837,082
Net increase (decrease) in net assets resulting from operations	$851,662

(A)	Commenced operations October 31, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS

For the period or years ended:

Transamerica Capital Growth	Transamerica Diversified Equity	Transamerica Dividend Focused
October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013 (A)
From operations:
Net investment income (loss)	$1,252,016	$3,863,969	$11,869,628	$6,117,142	$15,514,784
Net realized gain (loss)	21,150,562	21,099,681	185,255,598	43,581,787	7,966,064
Net change in unrealized appreciation (depreciation)	228,456,042	(5,524,153)	153,323,695	(8,338,540)	166,845,843
Net increase (decrease) in net assets resulting from operations	250,858,620	19,439,497	350,448,921	41,360,389	190,326,691

Distributions to shareholders:
Net investment income:
Class A	—	—	(769,591)	—	(7,753)
Class B	—	—	(B)	—	—	(B)	—
Class C	—	—	(B)	—	—	(B)	(5,285)
Class I	(414,609)	(8,831)	(1,532,076)	—	(15,822)
Class I2	(4,858,470)	(19,118)	(4,002,443)	(359,094)	(13,934,773)
Class P	—	—	(B)	—	—	(B)	—
Class T	—	—	(228,735)	—	—
Total distributions from net investment income	(5,273,079)	(27,949)	(6,532,845)	(359,094)	(13,963,633)
Net realized gains:
Class A	(1,530,417)	(1,846,794)	—	(10,445,335)	—
Class B	(139,179)	(231,580)	—	(711,300)	—
Class C	(494,636)	(510,389)	—	(1,806,126)	—
Class I	(1,819,062)	(349,551)	—	(145,147)	—
Class I2	(18,146,877)	(19,815,931)	—	(36,687,461)	—
Class P	—	(1,887,565)	—	(23,251,081)	—
Total distributions from net realized gains	(22,130,171)	(24,641,810)	—	(73,046,450)	—
Total distributions to shareholders	(27,403,250)	(24,669,759)	(6,532,845)	(73,405,544)	(13,963,633)

Capital share transactions:
Proceeds from shares sold:
Class A	13,760,514	21,613,934	11,366,538	11,280,555	1,687,850
Class B	406,133	659,807	1,223,955	1,166,938	—
Class C	5,432,545	7,541,767	2,754,039	1,558,853	1,217,386
Class I	17,805,329	33,443,112	10,465,200	167,679,914	1,889,290
Class I2	18,632,003	169,765,244	12,660,078	19,674,746	975,076,469
Class P	—	4,374,502	—	1,546,498	—
Class T	—	—	785,477	551,538	—
56,036,524	237,398,366	39,255,287	203,459,042	979,870,995
Issued from fund acquisition:
Class A	—	—	—	387,425,221	—
Class B	—	—	—	21,028,002	—
Class C	—	—	—	33,858,937	—
Class I	—	—	—	174,605,682	—
Class I2	—	—	—	371,097,411	—
Class T	—	—	—	89,250,628	—
—	—	—	1,077,265,881	—
Dividends and distributions reinvested:
Class A	1,494,049	1,768,216	755,349	10,117,116	7,701
Class B	134,512	222,880	—	698,146	—
Class C	444,699	467,417	—	1,685,015	5,285
Class I	1,856,211	138,127	1,502,638	142,154	15,822
Class I2	23,005,347	19,835,049	3,997,098	37,046,554	13,934,773
Class P	—	1,863,143	—	23,224,123	—
Class T	—	—	225,596	—	—
26,934,818	24,294,832	6,480,681	72,913,108	13,963,581
Cost of shares redeemed:
Class A	(17,737,159)	(24,775,288)	(91,495,788)	(64,947,926)	(542,220)
Class B	(839,159)	(1,040,168)	(2,834,318)	(2,554,722)	—
Class C	(5,273,413)	(4,091,362)	(8,053,129)	(6,581,307)	(29,705)
Class I	(23,628,247)	(16,598,979)	(138,001,397)	(80,332,816)	(367,253)
Class I2	(238,009,204)	(47,639,645)	(179,355,730)	(127,460,797)	(141,733,627)
Class P	—	(21,301,345)	—	(142,180,744)	—
Class T	—	—	(9,082,315)	(7,920,571)	—
(285,487,182)	(115,446,787)	(428,822,677)	(431,978,883)	(142,672,805)
Automatic conversions:
Class A	1,097,663	1,945,222	3,970,796	4,566,979	—
Class B	(1,097,663)	(1,945,222)	(3,970,796)	(4,566,979)	—
—	—	—	—	—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Capital Growth		Transamerica Diversified Equity		Transamerica Dividend Focused
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013 (A)
Class level conversions:
Class I	—	52,090,212	—	46,485,850	—
Class P	—	(52,090,212)	—	(46,485,850)	—
	—	—	—	—	—
Fair fund settlement:
Class A	—	—	—	112,850	—
Class B	—	—	—	7,659	—
Class C	—	—	—	19,184	—
Class I	—	—	—	1,583	—
Class I2	—	—	—	400,991	—
Class P	—	—	—	253,188	—
	—	—	—	795,455	—

Net increase (decrease) in net assets resulting from capital shares transactions
	(202,515,840)	146,246,411	(383,086,709)	922,454,603	851,161,771

Net increase (decrease) in net assets	20,939,530	141,016,149	(39,170,633)	890,409,448	1,027,524,829

Net assets:
Beginning of period/year	$716,905,271	$575,889,122	$1,453,494,982	$563,085,534	$—
End of period/year	$737,844,801	$716,905,271	$1,414,324,349	$1,453,494,982	$1,027,524,829
Undistributed (accumulated) net investment income (loss)	$—	$3,752,446	$11,882,467	$6,532,532	$1,598,003

Share activity:
Shares issued:
Class A	736,697	1,372,571	771,500	829,004	149,971
Class B	25,736	46,647	83,088	86,496	—
Class C	312,545	526,526	179,174	115,664	110,535
Class I	930,310	2,120,107	680,611	12,267,159	175,331
Class I2	1,544,176	15,630,006	875,085	1,412,499	96,711,870
Class P	—	293,046	—	116,179	—
Class T	—	—	24,274	18,744	—
	3,549,464	19,988,903	2,613,732	14,845,745	97,147,707
Shares issued on fund acquisition:
Class A	—	—	—	28,762,080	—
Class B	—	—	—	1,571,600	—
Class C	—	—	—	2,536,250	—
Class I	—	—	—	12,838,653	—
Class I2	—	—	—	27,326,761	—
Class T	—	—	—	3,110,020	—
	—	—	—	76,145,364	—
Shares issued-reinvested from dividends and distributions:
Class A	95,102	128,748	47,269	853,045	683
Class B	9,433	17,690	—	59,215	—
Class C	31,185	37,215	—	143,162	467
Class I	116,596	9,937	92,755	11,886	1,409
Class I2	2,118,356	2,064,001	247,039	3,102,726	1,254,768
Class P	—	135,304	—	1,949,968	—
Class T	—	—	6,577	—	—
	2,370,672	2,392,895	393,640	6,120,002	1,257,327
Shares redeemed:
Class A	(1,034,466)	(1,608,349)	(6,028,455)	(4,702,537)	(46,703)
Class B	(53,494)	(74,121)	(192,092)	(188,556)	—
Class C	(338,280)	(289,235)	(549,732)	(491,461)	(2,556)
Class I	(1,324,163)	(1,044,572)	(9,056,038)	(5,798,881)	(33,636)
Class I2	(19,954,282)	(4,311,157)	(11,316,596)	(9,119,321)	(12,586,459)
Class P	—	(1,402,789)	—	(10,523,115)	—
Class T	—	—	(281,788)	(271,255)	—
	(22,704,685)	(8,730,223)	(27,424,701)	(31,095,126)	(12,669,354)
Automatic conversions:
Class A	63,975	125,322	265,338	338,131	—
Class B	(70,611)	(137,013)	(269,403)	(341,053)	—
	(6,636)	(11,691)	(4,065)	(2,922)	—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Capital Growth		Transamerica Diversified Equity		Transamerica Dividend Focused
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013 (A)
Class level conversions:
Class I	—	3,294,764	—	3,418,077	—
Class P	—	(3,328,044)	—	(3,434,720)	—
	—	(33,280)	—	(16,643)	—

Net increase (decrease) in shares outstanding:
Class A	(138,692)	18,292	(4,944,348)	26,079,723	103,951
Class B	(88,936)	(146,797)	(378,407)	1,187,702	—
Class C	5,450	274,506	(370,558)	2,303,615	108,446
Class I	(277,257)	4,380,236	(8,282,672)	22,736,894	143,104
Class I2	(16,291,750)	13,382,850	(10,194,472)	22,722,665	85,380,179
Class P	—	(4,302,483)	—	(11,891,688)	—
Class T	—	—	(250,937)	2,857,509	—
	(16,791,185)	13,606,604	(24,421,394)	65,996,420	85,735,680

(A)	Commenced operations January 4, 2013.

(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity		Transamerica Enhanced Muni
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012 (A)	October 31, 2013 (B)
From operations:
Net investment income (loss)	$40,731,202	$12,008,317	$3,242,898	$730,667	$220,501
Net realized gain (loss)	(18,903,673)	14,666,783	(3,180,413)	(5,280,264)	20,181
Net change in unrealized appreciation (depreciation)	(31,684,002)	14,521,638	14,498,443	1,970,232	(64,079)
Net increase (decrease) in net assets resulting from operations	(9,856,473)	41,196,738	14,560,928	(2,579,365)	176,603

Distributions to shareholders:
Net investment income:
Class A	(5,102,239)	(883,242)	(835)	—	(78,248)
Class C	(838,968)	(179,255)	—	—	(19,225)
Class I	(3,993,888)	(427,524)	(1,251)	—	(133,926)
Class I2	(23,246,897)	(7,884,719)	(777,953)	—	—
Total distributions from net investment income	(33,181,992)	(9,374,740)	(780,039)	—	(231,399)
Net realized gains:
Class A	(2,255,450)	—	—	—	—
Class C	(280,946)	—	—	—	—
Class I	(1,051,779)	—	—	—	—
Class I2	(11,406,660)	—	—	—	—
Total distributions from net realized gains	(14,994,835)	—	—	—	—
Total distributions to shareholders	(48,176,827)	(9,374,740)	(780,039)	—	(231,399)

Capital share transactions:
Proceeds from shares sold:
Class A	199,752,472	60,495,482	546,045	317,479	7,973,706
Class C	28,974,971	9,144,349	602,881	268,877	2,064,192
Class I	200,189,453	44,858,033	469,604	316,870	12,848,497
Class I2	85,050,900	404,841,889	112,493,513	110,539,611	—
	513,967,796	519,339,753	114,112,043	111,442,837	22,886,395
Dividends and distributions reinvested:
Class A	7,018,704	756,150	835	—	72,796
Class C	881,693	148,705	—	—	17,748
Class I	3,477,805	362,106	1,251	—	131,713
Class I2	34,653,557	7,884,719	777,953	—	—
	46,031,759	9,151,680	780,039	—	222,257
Cost of shares redeemed:
Class A	(127,182,355)	(6,621,195)	(92,166)	(3,557)	(1,812,300)
Class C	(7,542,455)	(630,711)	(11,720)	—	(314,617)
Class I	(108,612,869)	(2,967,161)	(262,066)	—	(6,276,109)
Class I2	(247,977,045)	(27,547,054)	(13,859,813)	(819,779)	—
	(491,314,724)	(37,766,121)	(14,225,765)	(823,336)	(8,403,026)

Net increase (decrease) in net assets resulting from capital shares transactions
	68,684,831	490,725,312	100,666,317	110,619,501	14,705,626

Net increase (decrease) in net assets	10,651,531	522,547,310	114,447,206	108,040,136	14,650,830

Net assets:
Beginning of period/year	$623,116,106	$100,568,796	$108,040,136	$—	$—
End of period/year	$633,767,637	$623,116,106	$222,487,342	$108,040,136	$14,650,830
Undistributed (accumulated) net investment income (loss)	$6,337,250	$3,948,092	$2,865,168	$709,600	$6,385

Share activity:
Shares issued:
Class A	17,579,315	5,571,798	54,862	32,393	770,305
Class C	2,534,373	857,601	62,943	26,977	199,980
Class I	17,666,138	4,030,089	45,972	32,050	1,233,436
Class I2	7,317,501	36,093,880	11,067,191	11,448,300	—
	45,097,327	46,553,368	11,230,968	11,539,720	2,203,721
Shares issued-reinvested from dividends and distributions:
Class A	625,834	71,137	84	—	7,055
Class C	79,270	14,187	—	—	1,721
Class I	314,041	33,717	126	—	12,672
Class I2	3,076,060	744,990	78,186	—	—
	4,095,205	864,031	78,396	—	21,448

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity		Transamerica Enhanced Muni
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012 (A)	October 31, 2013 (B)
Shares redeemed:
Class A	(11,480,882)	(603,472)	(9,519)	(376)	(175,639)
Class C	(699,828)	(58,765)	(1,178)	—	(30,167)
Class I	(9,679,319)	(275,254)	(29,673)	—	(609,266)
Class I2	(22,797,436)	(2,624,896)	(1,399,120)	(90,286)	—
	(44,657,465)	(3,562,387)	(1,439,490)	(90,662)	(815,072)

Net increase (decrease) in shares outstanding:
Class A	6,724,267	5,039,463	45,427	32,017	601,721
Class C	1,913,815	813,023	61,765	26,977	171,534
Class I	8,300,860	3,788,552	16,425	32,050	636,842
Class I2	(12,403,875)	34,213,974	9,746,257	11,358,014	—
	4,535,067	43,855,012	9,869,874	11,449,058	1,410,097

(A)	Commenced operations April 30, 2012.

(B)	Commenced operations October 31, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Flexible Income		Transamerica Growth Opportunities		Transamerica High Yield Bond
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$11,370,399	$13,779,643	$1,213,387	$3,885,551	$42,329,989	$45,463,452
Net realized gain (loss)	4,476,578	1,977,553	30,035,549	5,406,597	16,338,918	22,752,011
Net change in unrealized appreciation (depreciation)	(3,941,600)	14,829,221	157,779,255	(43,451,903)	180,552	24,399,502
Net increase (decrease) in net assets resulting from operations	11,905,377	30,586,417	189,028,191	(34,159,755)	58,849,459	92,614,965

Distributions to shareholders:
Net investment income:
Class A	(3,702,894)	(3,528,286)	(257,012)	(2,158)	(18,026,038)	(15,588,955)
Class B	(223,929)	(278,694)	—	—	(437,388)	(535,898)
Class C	(3,315,312)	(2,683,572)	—	—	(4,017,457)	(3,731,777)
Class I	(1,972,149)	(1,385,259)	(675,466)	(17,907)	(5,564,208)	(5,331,170)
Class I2	(2,885,897)	(6,246,218)	(4,186,160)	(251,448)	(15,400,340)	(21,623,534)
Class P	—	—	—	—	—	(255,076)
Total distributions from net investment income	(12,100,181)	(14,122,029)	(5,118,638)	(271,513)	(43,445,431)	(47,066,410)
Net realized gains:
Class A	—	—	(901,789)	(21,107,697)	—	—
Class B	—	—	(60,751)	(2,052,683)	—	—
Class C	—	—	(118,782)	(3,163,826)	—	—
Class I	—	—	(704,338)	(1,977,019)	—	—
Class I2	—	—	(3,690,555)	(21,955,739)	—	—
Class P	—	—	—	(20,068,508)	—	—
Total distributions from net realized gains	—	—	(5,476,215)	(70,325,472)	—	—
Total distributions to shareholders	(12,100,181)	(14,122,029)	(10,594,853)	(70,596,985)	(43,445,431)	(47,066,410)

Capital share transactions:
Proceeds from shares sold:
Class A	40,284,829	25,018,408	6,685,229	10,256,642	421,598,282	217,329,555
Class B	831,725	1,286,234	419,541	446,202	805,604	1,151,723
Class C	43,043,792	48,106,343	1,202,500	1,066,125	25,931,314	36,683,708
Class I	50,944,316	19,263,089	5,205,955	54,794,058	67,630,636	96,649,557
Class I2	495,080	16,945,180	26,972,272	87,359,373	399,268,206	27,611,681
Class P	—	—	—	2,657,869	—	15,312,982
	135,599,742	110,619,254	40,485,497	156,580,269	915,234,042	394,739,206
Issued from fund acquisition:
Class I2	—	—	—	274,997,568	—	—
	—	—	—	274,997,568	—	—
Dividends and distributions reinvested:
Class A	3,293,438	2,990,538	1,148,525	20,745,805	16,918,455	13,362,486
Class B	201,200	237,332	59,946	2,005,882	403,020	461,730
Class C	1,813,634	1,514,122	115,797	2,974,135	3,434,970	2,808,258
Class I	1,183,925	707,397	1,372,507	1,687,039	4,485,867	4,105,858
Class I2	2,885,897	6,246,218	7,876,715	22,207,187	15,400,340	21,623,534
Class P	—	—	—	19,936,423	—	246,783
	9,378,094	11,695,607	10,573,490	69,556,471	40,642,652	42,608,649
Cost of shares redeemed:
Class A	(42,930,806)	(21,493,833)	(22,012,553)	(21,694,632)	(292,022,445)	(219,318,295)
Class B	(2,195,747)	(1,125,300)	(757,870)	(1,132,523)	(1,751,619)	(1,219,359)
Class C	(54,966,032)	(21,718,196)	(2,296,185)	(3,648,616)	(31,923,169)	(15,609,418)
Class I	(50,313,429)	(10,012,163)	(38,753,244)	(28,552,291)	(94,183,370)	(109,608,378)
Class I2	(75,467,479)	(10,677,231)	(29,803,079)	(50,946,632)	(110,942,388)	(208,758,316)
Class P	—	—	—	(53,917,154)	—	(9,723,844)
	(225,873,493)	(65,026,723)	(93,622,931)	(159,891,848)	(530,822,991)	(564,237,610)
Automatic conversions:
Class A	674,074	1,208,343	1,284,879	2,959,267	614,457	1,219,233
Class B	(674,074)	(1,208,343)	(1,284,879)	(2,959,267)	(614,457)	(1,219,233)
	—	—	—	—	—	—
Class level conversions:
Class I	—	—	—	50,879,546	—	25,615,165
Class P	—	—	—	(50,879,546)	—	(25,615,165)
	—	—	—	—	—	—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Flexible Income		Transamerica Growth Opportunities		Transamerica High Yield Bond
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Fair fund settlement:
Class A	—	—	—	8,476	—	745
Class B	—	—	—	751	—	34
Class C	—	—	—	1,157	—	187
Class I	—	—	—	819	—	150
Class I2	—	—	—	9,257	—	1,410
Class P	—	—	—	8,112	—	50
	—	—	—	28,572	—	2,576

Net increase (decrease) in net assets resulting from capital shares transactions
	(80,895,657)	57,288,138	(42,563,944)	341,271,032	425,053,703	(126,887,179)

Net increase (decrease) in net assets	(81,090,461)	73,752,526	135,869,394	236,514,292	440,457,731	(81,338,624)

Net assets:
Beginning of year	$325,569,968	$251,817,442	$585,938,836	$349,424,544	$696,422,993	$777,761,617
End of year	$244,479,507	$325,569,968	$721,808,230	$585,938,836	$1,136,880,724	$696,422,993
Undistributed (accumulated) net investment income (loss)	$334,375	$813,198	$567,375	$3,377,105	$297,528	$1,012,679

Share activity:
Shares issued:
Class A	4,264,329	2,761,028	691,999	1,192,439	42,931,870	23,582,645
Class B	88,010	141,731	50,052	57,909	82,580	124,236
Class C	4,590,351	5,308,862	140,807	136,258	2,666,912	3,984,713
Class I	5,372,218	2,120,940	524,902	5,948,923	6,884,076	10,432,723
Class I2	52,542	1,842,360	2,783,633	9,112,718	41,224,229	2,962,611
Class P	—	—	—	298,679	—	1,704,433
	14,367,450	12,174,921	4,191,393	16,746,926	93,789,667	42,791,361
Shares issued on fund acquisition:
Class I2	—	—	—	29,633,359	—	—
	—	—	—	29,633,359	—	—
Shares issued-reinvested from dividends and distributions:
Class A	351,067	331,518	136,404	2,690,766	1,740,871	1,451,629
Class B	21,432	26,337	8,046	292,403	41,426	50,202
Class C	194,558	168,665	15,440	431,034	354,471	305,264
Class I	125,870	78,329	155,085	208,276	457,709	441,609
Class I2	307,132	691,019	884,031	2,724,808	1,572,118	2,345,315
Class P	—	—	—	2,562,522	—	28,013
	1,000,059	1,295,868	1,199,006	8,909,809	4,166,595	4,622,032
Shares redeemed:
Class A	(4,570,287)	(2,379,156)	(2,330,375)	(2,495,976)	(30,002,828)	(24,047,986)
Class B	(233,263)	(125,119)	(90,977)	(147,122)	(179,860)	(132,269)
Class C	(5,890,608)	(2,409,939)	(283,555)	(480,977)	(3,294,653)	(1,705,004)
Class I	(5,337,746)	(1,101,400)	(3,950,285)	(3,219,364)	(9,591,677)	(12,140,731)
Class I2	(8,027,144)	(1,177,644)	(3,122,641)	(5,503,416)	(11,205,242)	(22,452,882)
Class P	—	—	—	(6,139,753)	—	(1,107,291)
	(24,059,048)	(7,193,258)	(9,777,833)	(17,986,608)	(54,274,260)	(61,586,163)
Automatic conversions:
Class A	71,662	133,809	138,454	349,188	63,070	133,433
Class B	(71,668)	(133,809)	(156,922)	(392,271)	(63,045)	(133,440)
	(6)	—	(18,468)	(43,083)	25	(7)
Class level conversions:
Class I	—	—	—	5,518,389	—	2,760,255
Class P	—	—	—	(5,748,127)	—	(2,774,877)
	—	—	—	(229,738)	—	(14,622)

Net increase (decrease) in shares outstanding:
Class A	116,771	847,199	(1,363,518)	1,736,417	14,732,983	1,119,721
Class B	(195,489)	(90,860)	(189,801)	(189,081)	(118,899)	(91,271)
Class C	(1,105,699)	3,067,588	(127,308)	86,315	(273,270)	2,584,973
Class I	160,342	1,097,869	(3,270,298)	8,456,224	(2,249,892)	1,493,856
Class I2	(7,667,470)	1,355,735	545,023	35,967,469	31,591,105	(17,144,956)
Class P	—	—	—	(9,026,679)	—	(2,149,722)
	(8,691,545)	6,277,531	(4,405,902)	37,030,665	43,682,027	(14,187,399)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica High Yield Muni	Transamerica Income & Growth	Transamerica International Bond
	October 31, 2013 (A)	October 31, 2013 (B)	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$6,499	$14,818,449	$2,631,121	$4,698,126
Net realized gain (loss)	6,292	(2,532,935)	(11,688,402)	921,779
Net change in unrealized appreciation (depreciation)	9,955	26,033,898	(534,588)	(1,463,211)
Net increase (decrease) in net assets resulting from operations	22,746	38,319,412	(9,591,869)	4,156,694

Distributions to shareholders:
Net investment income:
Class A	(2,193)	(436,188)	—	(408)
Class C	(2,177)	(354,818)	—	(403)
Class I	(2,246)	(570,369)	—	(407)
Class I2	—	(9,039,496)	(289)	(31,208,242)
Total distributions from net investment income	(6,616)	(10,400,871)	(289)	(31,209,460)
Net realized gains:
Class A	—	—	(1,278)	—
Class C	—	—	(1,543)	—
Class I	—	—	(782)	—
Class I2	—	—	(1,445,577)	(2,783,860)
Total distributions from net realized gains	—	—	(1,449,180)	(2,783,860)
Return of capital:
Class A	—	(132,412)	(620)	—
Class C	—	(107,711)	(59)	—
Class I	—	(173,145)	(540)	—
Class I2	—	(2,744,090)	(988,571)	—
Total distributions from return of capital	—	(3,157,358)	(989,790)	—
Total distributions to shareholders	(6,616)	(13,558,229)	(2,439,259)	(33,993,320)

Capital share transactions:
Proceeds from shares sold:
Class A	255,000	46,054,546	577,027	192,561
Class C	488,616	41,365,491	54,542	194,713
Class I	250,000	44,259,022	23,500	100,000
Class I2	—	348,261,842	1,718,905	31,859,976
	993,616	479,940,901	2,373,974	32,347,250
Dividends and distributions reinvested:
Class A	2,193	479,516	1,898	408
Class C	2,177	406,290	1,559	403
Class I	2,246	689,749	1,322	407
Class I2	—	11,783,586	2,434,437	33,992,102
	6,616	13,359,141	2,439,216	33,993,320
Cost of shares redeemed:
Class A	—	(4,492,320)	(189,721)	(31,214)
Class C	—	(1,975,027)	(30,645)	—
Class I	—	(19,217,455)	(17,190)	—
Class I2	—	(21,528,242)	(53,160,907)	(317,984,100)
	—	(47,213,044)	(53,398,463)	(318,015,314)

Net increase (decrease) in net assets resulting from capital shares transactions
	1,000,232	446,086,998	(48,585,273)	(251,674,744)

Net increase (decrease) in net assets	1,016,362	470,848,181	(60,616,401)	(281,511,370)

Net assets:
Beginning of period/year	$—	$—	$193,780,267	$475,291,637
End of period/year	$1,016,362	$470,848,181	$133,163,866	$193,780,267
Undistributed (accumulated) net investment income (loss)	$1,084	$4,072,245	$(2,528,779)	$(4,057,517)

Share activity:
Shares issued:
Class A	25,493	4,295,590	58,798	18,717
Class C	48,390	3,863,905	5,602	18,953
Class I	25,000	4,184,839	2,301	9,718
Class I2	—	33,431,832	174,941	3,057,240
	98,883	45,776,166	241,642	3,104,628

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica High Yield Muni	Transamerica Income & Growth	Transamerica International Bond
	October 31, 2013 (A)	October 31, 2013 (B)	October 31, 2013	October 31, 2012
Shares issued-reinvested from dividends and distributions:
Class A	216	45,566	184	40
Class C	214	38,796	152	40
Class I	221	66,405	128	40
Class I2	—	1,129,363	236,124	3,364,564
	651	1,280,130	236,588	3,364,684
Shares redeemed:
Class A	—	(413,945)	(19,598)	(3,054)
Class C	—	(182,960)	(3,214)	—
Class I	—	(1,796,893)	(1,696)	—
Class I2	—	(2,059,284)	(5,431,054)	(30,348,036)
	—	(4,453,082)	(5,455,562)	(30,351,090)

Net increase (decrease) in shares outstanding:
Class A	25,709	3,927,211	39,384	15,703
Class C	48,604	3,719,741	2,540	18,993
Class I	25,221	2,454,351	733	9,758
Class I2	—	32,501,911	(5,019,989)	(23,926,232)
	99,534	42,603,214	(4,977,332)	(23,881,778)

(A)	Commenced operations July 31, 2013.

(B)	Commenced operations October 31, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica International Equity		Transamerica International Small Cap Value	Transamerica Large Cap Growth
	October 31, 2013	October 31, 2012	October 31, 2013 (A)	October 31, 2013	October 31, 2012 (B)
From operations:
Net investment income (loss)	$9,612,436	$4,379,261	$3,467,589	$1,998,485	$724,702
Net realized gain (loss)	17,197,152	732,691	2,791,725	9,289,961	(1,546,619)
Net change in unrealized appreciation (depreciation)	70,756,176	14,710,738	26,354,562	31,996,699	(962,685)
Net increase (decrease) in net assets resulting from operations	97,565,764	19,822,690	32,613,876	43,285,145	(1,784,602)

Distributions to shareholders:
Net investment income:
Class A	(61,664)	(12,440)	—	(7,452)	—
Class C	(90,894)	(5,003)	—	(4,831)	—
Class I	(1,600,664)	(2,012,635)	—	(5,987)	—
Class I2	(3,903,807)	(1,247,304)	—	(1,458,766)	—
Total distributions from net investment income	(5,657,029)	(3,277,382)	—	(1,477,036)	—
Total distributions to shareholders	(5,657,029)	(3,277,382)	—	(1,477,036)	—

Capital share transactions:
Proceeds from shares sold:
Class A	20,032,741	2,573,264	—	1,020,283	421,615
Class C	10,681,845	4,565,686	—	918,901	286,021
Class I	57,367,751	10,862,772	4,172,260	54,562	801,987
Class I2	79,776,173	128,848,858	175,371,482	53,595,830	140,049,681
	167,858,510	146,850,580	179,543,742	55,589,576	141,559,304
Dividends and distributions reinvested:
Class A	59,628	11,029	—	7,452	—
Class C	14,908	5,003	—	4,831	—
Class I	1,505,165	1,883,087	—	5,838	—
Class I2	3,903,807	1,247,304	—	1,458,766	—
	5,483,508	3,146,423	—	1,476,887	—
Cost of shares redeemed:
Class A	(4,205,545)	(218,736)	—	(806,212)	—
Class C	(546,953)	(64,552)	—	(789,233)	—
Class I	(10,514,139)	(8,532,781)	(391,230)	(610,663)	(9,936)
Class I2	(26,892,954)	(19,398,152)	(11,875)	(12,562,749)	(2,974,333)
	(42,159,591)	(28,214,221)	(403,105)	(14,768,857)	(2,984,269)

Net increase (decrease) in net assets resulting from capital shares transactions
	131,182,427	121,782,782	179,140,637	42,297,606	138,575,035

Net increase (decrease) in net assets	223,091,162	138,328,090	211,754,513	84,105,715	136,790,433

Net assets:
Beginning of period/year	$263,982,191	$125,654,101	$—	$136,790,433	$—
End of period/year	$487,073,353	$263,982,191	$211,754,513	$220,896,148	$136,790,433
Undistributed (accumulated) net investment income (loss)	$8,276,287	$3,925,896	$3,691,109	$1,271,631	$750,182

Share activity:
Shares issued:
Class A	1,194,438	184,272	—	98,596	42,533
Class C	657,929	333,732	—	89,357	28,546
Class I	3,480,994	782,114	378,465	5,169	80,588
Class I2	5,089,120	9,234,491	16,951,235	5,268,740	14,005,045
	10,422,481	10,534,609	17,329,700	5,461,862	14,156,712
Shares issued-reinvested from dividends and distributions:
Class A	3,970	897	—	747	—
Class C	1,001	408	—	486	—
Class I	99,746	152,848	—	585	—
Class I2	258,873	101,325	—	146,169	—
	363,590	255,478	—	147,987	—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica International Equity		Transamerica International Small Cap Value	Transamerica Large Cap Growth
	October 31, 2013	October 31, 2012	October 31, 2013 (A)	October 31, 2013	October 31, 2012 (B)
Shares redeemed:
Class A	(260,135)	(15,704)	—	(74,992)	—
Class C	(33,955)	(4,516)	—	(72,917)	—
Class I	(650,654)	(622,536)	(36,419)	(57,714)	(968)
Class I2	(1,653,350)	(1,427,782)	(1,049)	(1,134,221)	(304,984)
	(2,598,094)	(2,070,538)	(37,468)	(1,339,844)	(305,952)

Net increase (decrease) in shares outstanding:
Class A	938,273	169,465	—	24,351	42,533
Class C	624,975	329,624	—	16,926	28,546
Class I	2,930,086	312,426	342,046	(51,960)	79,620
Class I2	3,694,643	7,908,034	16,950,186	4,280,688	13,700,061
	8,187,977	8,719,549	17,292,232	4,270,005	13,850,760

(A)	Commenced operations January 4, 2013.

(B)	Commenced operations April 30, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Large Cap Value		Transamerica MLP & Energy Income	Transamerica Money Market
	October 31, 2013	October 31, 2012	October 31, 2013 (A)	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$28,355,805	$29,115,282	$1,970,241	$158,622	$34,753
Net realized gain (loss)	237,604,959	89,723,517	955,807	—	—
Net change in unrealized appreciation (depreciation)	138,174,635	76,147,279	4,428,793	—	—
Net increase (decrease) in net assets resulting from operations	404,135,399	194,986,078	7,354,841	158,622	34,753

Distributions to shareholders:
Net investment income:
Class A	(72,760)	(29,423)	(55,002)	(3,125)	(3,283)
Class B	—	—	—	(283)	(417)
Class C	(41,488)	(20,620)	(13,768)	(1,221)	(1,341)
Class I	(137,535)	(173,861)	(44,591)	(9,874)	(3,038)
Class I2	(28,604,588)	(29,943,812)	(1,176,272)	(144,240)	(21,910)
Class P	—	—	—	—	(5,170)
Total distributions from net investment income	(28,856,371)	(30,167,716)	(1,289,633)	(158,743)	(35,159)
Net realized gains:
Class A	(146,611)	—	—	—	—
Class C	(126,430)	—	—	—	—
Class I	(190,103)	—	—	—	—
Class I2	(73,116,044)	—	—	—	—
Total distributions from net realized gains	(73,579,188)	—	—	—	—
Total distributions to shareholders	(102,435,559)	(30,167,716)	(1,289,633)	(158,743)	(35,159)

Capital share transactions:
Proceeds from shares sold:
Class A	8,146,880	1,416,036	17,098,597	93,358,748	83,735,487
Class B	—	—	—	2,702,767	3,377,013
Class C	6,485,535	401,754	4,993,590	26,742,098	22,812,867
Class I	13,633,565	4,171,842	9,673,920	7,781,398	22,048,721
Class I2	157,282,878	259,850,074	200,103,453	866,139,625	829,533,478
Class P	—	—	—	—	1,488,390
	185,548,858	265,839,706	231,869,560	996,724,636	962,995,956
Dividends and distributions reinvested:
Class A	215,800	29,241	53,165	3,092	3,229
Class B	—	—	—	266	403
Class C	150,365	15,696	13,488	1,192	1,319
Class I	306,471	173,503	43,974	9,841	2,817
Class I2	101,720,632	29,943,812	1,176,272	120,139	21,298
Class P	—	—	—	—	5,113
	102,393,268	30,162,252	1,286,899	134,530	34,179
Cost of shares redeemed:
Class A	(2,626,419)	(718,191)	(1,112,229)	(100,230,456)	(102,998,554)
Class B	—	—	—	(4,311,917)	(6,835,862)
Class C	(1,299,556)	(689,596)	(90,532)	(27,938,304)	(27,500,922)
Class I	(1,972,409)	(9,170,768)	(335,246)	(10,946,023)	(21,963,776)
Class I2	(372,606,026)	(462,112,392)	(6,760)	(1,388,193,824)	(194,700,954)
Class P	—	—	—	—	(3,463,981)
	(378,504,410)	(472,690,947)	(1,544,767)	(1,531,620,524)	(357,464,049)
Automatic conversions:
Class A	—	—	—	1,491,119	2,570,448
Class B	—	—	—	(1,491,119)	(2,570,448)
	—	—	—	—	—
Class level conversions:
Class I	—	—	—	—	25,316,693
Class P	—	—	—	—	(25,316,693)
	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions
	(90,562,284)	(176,688,989)	231,611,692	(534,761,358)	605,566,086

Net increase (decrease) in net assets	211,137,556	(11,870,627)	237,676,900	(534,761,479)	605,565,680

Net assets:
Beginning of period/year	$1,327,225,814	$1,339,096,441	$—	$814,405,932	$208,840,252
End of period/year	$1,538,363,370	$1,327,225,814	$237,676,900	$279,644,453	$814,405,932
Undistributed (accumulated) net investment income (loss)	$950,667	$1,451,152	$919,425	$723	$(231)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Large Cap Value		Transamerica MLP & Energy Income	Transamerica Money Market
	October 31, 2013	October 31, 2012	October 31, 2013 (A)	October 31, 2013	October 31, 2012
Share activity:
Shares issued:
Class A	622,081	125,579	1,702,533	93,358,748	83,735,487
Class B	—	—	—	2,702,767	3,377,013
Class C	489,379	36,210	496,304	26,742,098	22,812,867
Class I	996,416	367,558	961,149	7,781,398	22,048,783
Class I2	13,076,957	23,895,899	19,985,228	866,139,625	829,533,478
Class P	—	—	—	—	1,488,328
	15,184,833	24,425,246	23,145,214	996,724,636	962,995,956
Shares issued-reinvested from dividends and distributions:
Class A	18,289	2,656	5,292	3,092	3,229
Class B	—	—	—	266	403
Class C	12,949	1,448	1,345	1,192	1,319
Class I	25,654	16,138	4,378	9,841	2,817
Class I2	8,708,966	2,750,137	117,308	120,139	21,298
Class P	—	—	—	—	5,113
	8,765,858	2,770,379	128,323	134,530	34,179
Shares redeemed:
Class A	(201,370)	(61,899)	(110,119)	(100,230,456)	(102,998,554)
Class B	—	—	—	(4,311,917)	(6,835,862)
Class C	(100,215)	(61,993)	(9,065)	(27,938,304)	(27,500,922)
Class I	(145,894)	(844,693)	(33,383)	(10,946,023)	(21,963,776)
Class I2	(28,155,491)	(43,604,869)	(671)	(1,388,193,824)	(194,700,954)
Class P	—	—	—	—	(3,463,981)
	(28,602,970)	(44,573,454)	(153,238)	(1,531,620,524)	(357,464,049)
Automatic conversions:
Class A	—	—	—	1,491,119	2,570,448
Class B	—	—	—	(1,491,117)	(2,570,448)
	—	—	—	2	—
Class level conversions:
Class I	—	—	—	—	25,316,693
Class P	—	—	—	—	(25,316,693)
	—	—	—	—	—

Net increase (decrease) in shares outstanding:
Class A	439,000	66,336	1,597,706	(5,377,497)	(16,689,390)
Class B	—	—	—	(3,100,001)	(6,028,894)
Class C	402,113	(24,335)	488,584	(1,195,014)	(4,686,736)
Class I	876,176	(460,997)	932,144	(3,154,784)	25,404,517
Class I2	(6,369,568)	(16,958,833)	20,101,865	(521,934,060)	634,853,822
Class P	—	—	—	—	(27,287,233)
	(4,652,279)	(17,377,829)	23,120,299	(534,761,356)	605,566,086

(A)	Commenced operations April 30, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond		Transamerica Small Cap Growth
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012 (A)
From operations:
Net investment income (loss)	$4,044,654	$4,675,549	$88,911,109	$94,532,059	$(1,374,546)	$(236,549)
Net realized gain (loss)	22,450,647	12,722,445	28,108,700	21,700,342	(10,235,390)	(2,235,519)
Net change in unrealized appreciation (depreciation)	27,250,644	20,141,300	(24,512,090)	59,079,171	132,355,793	(8,879,052)
Net increase (decrease) in net assets resulting from operations	53,745,945	37,539,294	92,507,719	175,311,572	120,745,857	(11,351,120)

Distributions to shareholders:
Net investment income:
Class A	(1,441,042)	(1,653,456)	(21,816,489)	(25,260,292)	(36)	—
Class B	(14,798)	(61,428)	—	—	—	—
Class C	(365,872)	(484,219)	(15,556,070)	(21,623,622)	—	—
Class I	(2,532,217)	(2,453,870)	(11,069,787)	(11,280,454)	(236)	—
Class I2	—	—	(46,347,624)	(39,813,904)	(310,438)	—
Class P	—	(657,407)	—	—	—	—
Total distributions from net investment income	(4,353,929)	(5,310,380)	(94,789,970)	(97,978,272)	(310,710)	—
Net realized gains:
Class A	(4,393,440)	(14,336,019)	(3,551,210)	(5,501,610)	—	—
Class B	(314,260)	(1,301,227)	—	—	—	—
Class C	(2,364,203)	(5,406,426)	(3,839,661)	(6,008,755)	—	—
Class I	(5,851,179)	(1,676,853)	(1,692,537)	(1,936,001)	—	—
Class I2	—	—	(7,974,540)	(6,846,650)	—	—
Class P	—	(21,640,447)	—	—	—	—
Total distributions from realized gains	(12,923,082)	(44,360,972)	(17,057,948)	(20,293,016)	—	—
Total distributions to shareholders	(17,277,011)	(49,671,352)	(111,847,918)	(118,271,288)	(310,710)	—

Capital share transactions:
Proceeds from shares sold:
Class A	33,411,254	24,777,965	543,762,634	307,910,378	270,167	251,547
Class B	1,275,903	2,416,033	—	—	—	—
Class C	34,252,398	28,526,512	239,503,037	194,376,513	83,830	250,000
Class I	27,830,697	89,462,207	359,047,248	253,606,422	169,538	250,000
Class I2	—	—	543,506,012	763,722,130	207,109,332	250,746,972
Class P	—	3,611,903	—	—	—	—
	96,770,252	148,794,620	1,685,818,931	1,519,615,443	207,632,867	251,498,519
Dividends and distributions reinvested:
Class A	5,624,470	15,186,112	22,910,343	26,298,697	36	—
Class B	318,115	1,315,379	—	—	—	—
Class C	2,493,048	5,149,380	16,311,981	22,189,160	—	—
Class I	7,994,334	2,682,373	9,076,614	8,680,411	236	—
Class I2	—	—	54,612,869	47,637,717	310,438	—
Class P	—	22,142,260	—	—	—	—
	16,429,967	46,475,504	102,911,807	104,805,985	310,710	—
Cost of shares redeemed:
Class A	(26,509,027)	(21,284,736)	(402,741,543)	(332,998,208)	(14,096)	—
Class B	(1,381,471)	(1,196,722)	—	—	—	—
Class C	(11,300,169)	(8,690,407)	(241,095,077)	(220,416,503)	—	—
Class I	(53,323,730)	(21,459,738)	(249,180,907)	(170,842,978)	—	—
Class I2	—	—	(549,855,999)	(237,264,647)	(4,208,930)	(47,698)
Class P	—	(93,138,368)	—	—	—	—
	(92,514,397)	(145,769,971)	(1,442,873,526)	(961,522,336)	(4,223,026)	(47,698)
Automatic conversions:
Class A	1,860,400	3,038,885	—	—	—	—
Class B	(1,860,400)	(3,038,885)	—	—	—	—
	—	—	—	—	—	—
Class level conversions:
Class I	—	86,887,749	—	—	—	—
Class P	—	(86,887,749)	—	—	—	—
	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions
	20,685,822	49,500,153	345,857,212	662,899,092	203,720,551	251,450,821

Net increase (decrease) in net assets	57,154,756	37,368,095	326,517,013	719,939,376	324,155,698	240,099,701

Net assets:
Beginning of period/year	$373,916,599	$336,548,504	$3,541,027,932	$2,821,088,556	$240,099,701	$—
End of period/year	$431,071,355	$373,916,599	$3,867,544,945	$3,541,027,932	$564,255,399	$240,099,701
Undistributed (accumulated) net investment income (loss)	$887,915	$290,860	$(437,572)	$(1,272,686)	$(1,867,375)	$(182,361)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond		Transamerica Small Cap Growth
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012 (A)
Share activity:
Shares issued:
Class A	1,451,625	1,144,747	52,013,270	29,711,020	23,912	25,153
Class B	55,957	112,860	—	—	—	—
Class C	1,514,143	1,338,906	22,933,751	18,798,401	7,899	25,000
Class I	1,196,508	4,199,332	34,958,637	24,915,883	14,517	25,000
Class I2	—	—	52,759,014	74,830,755	20,187,902	25,504,366
Class P	—	169,890	—	—	—	—
	4,218,233	6,965,735	162,664,672	148,256,059	20,234,230	25,579,519
Shares issued-reinvested from dividends and distributions:
Class A	258,922	763,613	2,190,396	2,548,518	4	—
Class B	14,871	66,623	—	—	—	—
Class C	116,952	262,061	1,562,163	2,155,927	—	—
Class I	365,981	125,661	883,031	854,595	25	—
Class I2	—	—	5,313,668	4,693,196	33,131	—
Class P	—	1,122,264	—	—	—	—
	756,726	2,340,222	9,949,258	10,252,236	33,160	—
Shares redeemed:
Class A	(1,159,723)	(984,833)	(38,517,671)	(32,204,077)	(1,245)	—
Class B	(60,970)	(55,465)	—	—	—	—
Class C	(502,298)	(410,724)	(23,098,877)	(21,344,776)	—	—
Class I	(2,323,952)	(983,134)	(24,251,555)	(16,780,931)	—	—
Class I2	—	—	(53,356,505)	(23,289,128)	(372,149)	(4,821)
Class P	—	(4,403,489)	—	—	—	—
	(4,046,943)	(6,837,645)	(139,224,608)	(93,618,912)	(373,394)	(4,821)
Automatic conversions:
Class A	81,674	141,348	—	—	—	—
Class B	(82,182)	(142,106)	—	—	—	—
	(508)	(758)	—	—	—	—
Class level conversions:
Class I	—	4,096,546	—	—	—	—
Class P	—	(4,107,100)	—	—	—	—
	—	(10,554)	—	—	—	—

Net increase (decrease) in shares outstanding:
Class A	632,498	1,064,875	15,685,995	55,461	22,671	25,153
Class B	(72,324)	(18,088)	—	—	—	—
Class C	1,128,797	1,190,243	1,397,037	(390,448)	7,899	25,000
Class I	(761,463)	7,438,405	11,590,113	8,989,547	14,542	25,000
Class I2	—	—	4,716,177	56,234,823	19,848,884	25,499,545
Class P	—	(7,218,435)	—	—	—	—
	927,508	2,457,000	33,389,322	64,889,383	19,893,996	25,574,698

(A)	Commenced operations August 31, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Small Cap Value		Transamerica Small/Mid Cap Value		Transamerica Tactical Allocation
	October 31, 2013	October 31, 2012 (A)	October 31, 2013	October 31, 2012	October 31, 2013 (B)
From operations:
Net investment income (loss)	$5,752,003	$1,630,908	$2,604,365	$2,351,657	$70,157
Net realized gain (loss)	42,658,701	(944,569)	97,522,134	(11,851,849)	(227,762)
Net change in unrealized appreciation (depreciation)	116,989,097	2,836,974	138,372,873	82,859,950	603,232
Net increase (decrease) in net assets resulting from operations	165,399,801	3,523,313	238,499,372	73,359,758	445,627

Distributions to shareholders:
Net investment income:
Class A	(1,818)	—	(1,447,118)	(12)	(47,652)
Class C	(626)	—	—	—	(29,951)
Class I	(3,120)	—	(965,696)	—	(24,159)
Class I2	(3,059,606)	—	(149,218)	—	—
Total distributions from net investment income	(3,065,170)	—	(2,562,032)	(12)	(101,762)
Net realized gains:
Class A	(41)	—	—	(17,683,447)	—
Class B	—	—	—	(1,903,904)	—
Class C	(28)	—	—	(10,529,922)	—
Class I	(30)	—	—	(3,749,612)	—
Class I2	(32,267)	—	—	(699,048)	—
Total distributions from net realized gains	(32,366)	—	—	(34,565,933)	—
Total distributions to shareholders	(3,097,536)	—	(2,562,032)	(34,565,945)	(101,762)

Capital share transactions:
Proceeds from shares sold:
Class A	631,592	271,868	168,638,341	81,626,637	4,509,182
Class B	—	—	883,904	1,053,528	—
Class C	300,447	256,673	61,189,175	34,234,046	6,345,790
Class I	212,736	368,750	74,137,947	64,607,438	4,551,591
Class I2	293,402,564	293,480,488	2,672,078	2,230,036	—
	294,547,339	294,377,779	307,521,445	183,751,685	15,406,563
Dividends and distributions reinvested:
Class A	1,859	—	1,399,157	16,432,439	45,081
Class B	—	—	—	1,625,289	—
Class C	654	—	—	8,583,461	29,924
Class I	3,150	—	664,877	2,088,879	24,159
Class I2	3,091,873	—	149,218	699,048	—
	3,097,536	—	2,213,252	29,429,116	99,164
Cost of shares redeemed:
Class A	(28,905)	—	(100,015,781)	(112,260,440)	(599,405)
Class B	—	—	(5,288,500)	(5,810,239)	—
Class C	(29,934)	—	(37,495,211)	(36,170,011)	(612,568)
Class I	(7,749)	(3,000)	(40,738,524)	(35,288,108)	(3,145,680)
Class I2	(9,834,788)	(8,343,928)	(1,910,960)	(1,357,234)	—
	(9,901,376)	(8,346,928)	(185,448,976)	(190,886,032)	(4,357,653)
Automatic conversions:
Class A	—	—	1,582,310	2,738,860	—
Class B	—	—	(1,582,310)	(2,738,860)	—
	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions
	287,743,499	286,030,851	124,285,721	22,294,769	11,148,074

Net increase (decrease) in net assets	450,045,764	289,554,164	360,223,061	61,088,582	11,491,939

Net assets:
Beginning of period/year	$289,554,164	$—	$681,264,675	$620,176,093	$—
End of period/year	$739,599,928	$289,554,164	$1,041,487,736	$681,264,675	$11,491,939
Undistributed (accumulated) net investment income (loss)	$4,329,328	$1,657,081	$2,259,731	$2,352,067	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period or years ended:

	Transamerica Small Cap Value		Transamerica Small/Mid Cap Value		Transamerica Tactical Allocation
	October 31, 2013	October 31, 2012 (A)	October 31, 2013	October 31, 2012	October 31, 2013 (B)
Share activity:
Shares issued:
Class A	50,363	27,247	6,634,584	3,856,023	448,991
Class B	—	—	36,426	54,380	—
Class C	24,984	25,651	2,556,135	1,742,483	637,816
Class I	16,892	37,988	2,891,549	2,987,372	464,614
Class I2	26,779,785	30,201,187	100,517	105,062	—
	26,872,024	30,292,073	12,219,211	8,745,320	1,551,421
Shares issued-reinvested from dividends and distributions:
Class A	183	—	62,518	877,333	4,550
Class B	—	—	—	91,772	—
Class C	64	—	—	490,204	3,033
Class I	312	—	29,123	109,308	2,452
Class I2	305,782	—	6,533	36,580	—
	306,341	—	98,174	1,605,197	10,035
Shares redeemed:
Class A	(2,405)	—	(4,069,459)	(5,324,259)	(59,807)
Class B	—	—	(224,587)	(292,180)	—
Class C	(2,396)	—	(1,625,590)	(1,845,189)	(61,669)
Class I	(663)	(315)	(1,584,404)	(1,634,162)	(317,060)
Class I2	(870,242)	(869,596)	(72,140)	(63,151)	—
	(875,706)	(869,911)	(7,576,180)	(9,158,941)	(438,536)
Automatic conversions:
Class A	—	—	63,137	130,868	—
Class B	—	—	(67,145)	(138,577)	—
	—	—	(4,008)	(7,709)	—

Net increase (decrease) in shares outstanding:
Class A	48,141	27,247	2,690,780	(460,035)	393,734
Class B	—	—	(255,306)	(284,605)	—
Class C	22,652	25,651	930,545	387,498	579,180
Class I	16,541	37,673	1,336,268	1,462,518	150,006
Class I2	26,215,325	29,331,591	34,910	78,491	—
	26,302,659	29,422,162	4,737,197	1,183,867	1,122,920

(A)	Commenced operations April 30, 2012.

(B)	Commenced operations October 31, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Tactical Income		Transamerica Tactical Rotation
	October 31, 2013	October 31, 2012	October 31, 2013 (A)
From operations:
Net investment income (loss)	$32,449,119	$8,206,386	$14,580
Net realized gain (loss)	(25,475,573)	8,875,774	(31,458)
Net change in unrealized appreciation (depreciation)	30,157,802	1,136,796	868,540
Net increase (decrease) in net assets resulting from operations	37,131,348	18,218,956	851,662

Distributions to shareholders:
Net investment income:
Class A	(15,878,009)	(4,419,080)	(20,490)
Class C	(16,406,179)	(3,695,950)	(17,020)
Class I	(14,004,956)	(4,819,993)	(14,990)
Total distributions from net investment income	(46,289,144)	(12,935,023)	(52,500)
Net realized gains:
Class A	(1,145,016)	—	—
Class C	(1,298,064)	—	—
Class I	(1,027,731)	—	—
Total distributions from net realized gains	(3,470,811)	—	—
Return of capital:
Class A	(724,530)	—	—
Class C	(748,631)	—	—
Class I	(639,062)	—	—
Total distributions from return of capital	(2,112,223)	—	—
Total distributions to shareholders	(51,872,178)	(12,935,023)	(52,500)

Capital share transactions:
Proceeds from shares sold:
Class A	255,790,051	264,641,029	6,636,656
Class C	274,261,506	281,913,481	3,737,108
Class I	218,879,286	265,933,761	2,955,354
	748,930,843	812,488,271	13,329,118
Dividends and distributions reinvested:
Class A	16,307,555	3,871,084	20,490
Class C	16,258,490	3,147,999	17,020
Class I	12,461,119	4,119,506	14,990
	45,027,164	11,138,589	52,500
Cost of shares redeemed:
Class A	(179,409,998)	(15,687,509)	(615,827)
Class C	(100,809,838)	(7,215,078)	(132,814)
Class I	(196,619,979)	(31,177,861)	(312,587)
	(476,839,815)	(54,080,448)	(1,061,228)

Net increase (decrease) in net assets resulting from capital shares transactions
	317,118,192	769,546,412	12,320,390

Net increase (decrease) in net assets	302,377,362	774,830,345	13,119,552

Net assets:
Beginning of year	$774,830,345	$—	$—
End of year	$1,077,207,707	$774,830,345	$13,119,552
Undistributed (accumulated) net investment income (loss)	$(1,624,157)	$(31,161)	$9,851
Share activity:
Shares issued:
Class A	25,116,273	26,003,834	636,890
Class C	27,009,959	27,764,291	358,348
Class I	21,509,562	26,091,533	283,008
	73,635,794	79,859,658	1,278,246
Shares issued-reinvested from dividends and distributions:
Class A	1,615,063	381,836	2,119
Class C	1,616,041	311,210	1,762
Class I	1,233,427	407,089	1,560
	4,464,531	1,100,135	5,441
Shares redeemed:
Class A	(17,862,420)	(1,541,305)	(58,346)
Class C	(10,110,632)	(708,457)	(12,544)
Class I	(19,541,746)	(3,068,762)	(29,833)
	(47,514,798)	(5,318,524)	(100,723)

Net increase (decrease) in shares outstanding:
Class A	8,868,916	24,844,365	580,663
Class C	18,515,368	27,367,044	347,566
Class I	3,201,243	23,429,860	254,735
	30,585,527	75,641,269	1,182,964

(A)	Commenced operations October 31, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Capital Growth
Class A
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$15.34	$15.47	$13.78	$11.77
Investment operations
Net investment income (loss)(B)	(0.07)	—	(C)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	6.49	0.32	1.81	2.12
Total investment operations	6.42	0.32	1.69	2.03
Distributions
Net investment income	—	—	—	(0.02)
Net realized gains	(0.36)	(0.45)	—	—
Total distributions	(0.36)	(0.45)	—	(0.02)
Net asset value
End of period/year	$21.40	$15.34	$15.47	$13.78
Total return(D)	42.74%	2.38%	12.34%	17.24	%(E)
Net assets end of period/year (000’s)	$88,843	$65,782	$66,058	$48,547
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.48%	1.52%	1.55%	1.55	%(F)
Before (waiver/reimbursement) recapture	1.41%	1.47%	1.63%	1.78	%(F)
Net investment income (loss) to average net assets	(0.38)%	0.01%	(0.76)%	(0.75	)%(F)
Portfolio turnover rate	29%	52%	90%	57	%(E)

(A)	Commenced operations November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding throughout each period/year	Transamerica Capital Growth
Class B
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$13.96	$14.22	$12.75	$10.95
Investment operations
Net investment income (loss)(B)	(0.17)	(0.10)	(0.20)	(0.15)
Net realized and unrealized gain (loss)	5.88	0.29	1.67	1.96
Total investment operations	5.71	0.19	1.47	1.81
Distributions
Net investment income	—	—	(C)	—	(0.01)
Net realized gains	(0.36)	(0.45)	—	—
Total distributions	(0.36)	(0.45)	—	(0.01)
Net asset value
End of period/year	$19.31	$13.96	$14.22	$12.75
Total return(D)	41.86%	1.65%	11.61%	16.51	%(E)
Net assets end of period/year (000’s)	$6,020	$5,596	$7,786	$9,916
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.20%	2.20%	2.20%	2.20	%(F)
Before (waiver/reimbursement) recapture	2.28%	2.33%	2.45%	2.51	%(F)
Net investment income (loss) to average net assets	(1.07)%	(0.73)%	(1.41)%	(1.36	)%(F)
Portfolio turnover rate	29%	52%	90%	57	%(E)

(A)	Commenced operations November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Capital Growth
Class C
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$13.96	$14.20	$12.74	$10.94
Investment operations
Net investment income (loss)(B)	(0.15)	(0.08)	(0.20)	(0.15)
Net realized and unrealized gain (loss)	5.88	0.29	1.66	1.96
Total investment operations	5.73	0.21	1.46	1.81
Distributions
Net investment income	—	—	(C)	—	(0.01)
Net realized gains	(0.36)	(0.45)	—	—
Total distributions	(0.36)	(0.45)	—	(0.01)
Net asset value
End of period/year	$19.33	$13.96	$14.20	$12.74
Total return(D)	42.01%	1.80%	11.62%	16.53	%(E)
Net assets at end of period/year (000’s)	$27,535	$19,809	$16,252	$12,814
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.04%	2.08%	2.20%	2.20	%(F)
Before (waiver/reimbursement) recapture	2.04%	2.06%	2.18%	2.26	%(F)
Net investment income (loss) to average net assets	(0.95)%	(0.54)%	(1.41)%	(1.39	)%(F)
Portfolio turnover rate	29%	52%	90%	57	%(E)

(A)	Commenced operations November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding throughout each period/year	Transamerica Capital Growth
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$15.61	$15.66	$13.89	$11.64
Investment operations
Net investment income (loss)(B)	0.02	0.11	(0.06)	(0.06)
Net realized and unrealized gain (loss)	6.59	0.30	1.83	2.33
Total investment operations	6.61	0.41	1.77	2.27
Distributions
Net investment income	(0.08)	(0.01)	—	(0.02)
Net realized gains	(0.36)	(0.45)	—	—
Total distributions	(0.44)	(0.46)	—	(0.02)
Net asset value
End of period/year	$21.78	$15.61	$15.66	$13.89
Total return(C)	43.45%	2.96%	12.81%	19.58	%(D)
Net assets at end of period/year (000’s)	$105,747	$80,083	$11,767	$434
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.99%	0.94%	1.13%	1.20	%(E)
Before (waiver/reimbursement) recapture	0.99%	0.94%	1.10%	1.85	%(E)
Net investment income (loss) to average net assets	0.11%	0.66%	(0.37)%	(0.51	)%(E)
Portfolio turnover rate	29%	52%	90%	57	%(D)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Capital Growth
Class I2
October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$10.80	$10.96	$10.00
Investment operations
Net investment income (loss)(B)	0.04	0.07	—	(C)
Net realized and unrealized gain (loss)	4.50	0.22	0.96
Total investment operations	4.54	0.29	0.96
Distributions
Net investment income	(0.10)	—	(C)	—
Net realized gains	(0.36)	(0.45)	—
Total distributions	(0.46)	(0.45)	—
Net asset value
End of period/year	$14.88	$10.80	$10.96
Total return(D)	43.65%	3.11%	9.70	%(E)
Net assets at end of period/year (000’s)	$509,700	$545,635	$407,302
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.84%	0.84%	1.09	%(F)
Before (waiver/reimbursement) recapture	0.84%	0.84%	1.09	%(F)
Net investment income (loss) to average net assets	0.32%	0.67%	(0.48	)%(F)
Portfolio turnover rate	29%	52%	90	%(E)

(A)	Commenced operations on September 30, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding throughout each period/year	Transamerica Diversified Equity
	Class A
	October 31, 2013	October 31, 2012		October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$13.41	$14.63		$14.29	$12.85
Investment operations
Net investment income (loss)(B)	0.07	0.01		(0.06)	0.15
Net realized and unrealized gain (loss)	3.50	0.76	(C)	0.56	1.31
Total investment operations	3.57	0.77		0.50	1.46
Distributions
Net investment income	(0.03)	—		(0.16)	(0.02)
Net realized gains	—	(1.99)		—	—
Total distributions	(0.03)	(1.99)		(0.16)	(0.02)
Net asset value
End of period/year	$16.95	$13.41		$14.63	$14.29
Total return(D)	26.62%	7.04	%(C)	3.44%	11.32	%(E)
Net assets end of period/year (000’s)	$447,645	$420,504		$77,197	$83,766
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.36%	1.47%		1.52%	1.52	%(F)
Before (waiver/reimbursement) recapture	1.36%	1.39%		1.66%	1.72	%(F)
Net investment income (loss) to average net assets	0.49%	0.08%		(0.42)%	1.14	%(F)
Portfolio turnover rate	55%	80%		141%	79	%(E)

(A)	Commenced operations November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Diversified Equity
	Class B
	October 31, 2013	October 31, 2012		October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$13.25	$14.57		$14.22	$12.85
Investment operations
Net investment income (loss)(B)	(0.05)	(0.09)		(0.16)	0.06
Net realized and unrealized gain (loss)	3.44	0.76	(C)	0.55	1.32
Total investment operations	3.39	0.67		0.39	1.38
Distributions
Net investment income	—	—	(D)	(0.04)	(0.01)
Net realized gains	—	(1.99)		—	—
Total distributions	—	(1.99)		(0.04)	(0.01)
Net asset value
End of period/year	$16.64	$13.25		$14.57	$14.22
Total return(E)	25.59%	6.29	%(C)	2.71%	10.68	%(F)
Net assets end of period/year (000’s)	$19,658	$20,668		$5,420	$7,375
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.17%	2.17%		2.17%	2.17	%(G)
Before (waiver/reimbursement) recapture	2.17%	2.19%		2.30%	2.44	%(G)
Net investment income (loss) to average net assets	(0.31)%	(0.63)%		(1.07)%	0.40	%(G)
Portfolio turnover rate	55%	80%		141%	79	%(F)

(A)	Commenced operations November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding throughout each period/year	Transamerica Diversified Equity
	Class C
	October 31, 2013	October 31, 2012		October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$13.22	$14.55		$14.22	$12.85
Investment operations
Net investment income (loss)(B)	(0.05)	(0.08)		(0.16)	0.06
Net realized and unrealized gain (loss)	3.44	0.74	(C)	0.55	1.32
Total investment operations	3.39	0.66		0.39	1.38
Distributions
Net investment income	—	—	(D)	(0.06)	(0.01)
Net realized gains	—	(1.99)		—	—
Total distributions	—	(1.99)		(0.06)	(0.01)
Net asset value
End of period/year	$16.61	$13.22		$14.55	$14.22
Total return(E)	25.64%	6.22	%(C)	2.72%	10.68	%(F)
Net assets at end of period/year (000’s)	$47,397	$42,637		$13,393	$15,013
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.16%	2.17%		2.17%	2.17	%(G)
Before (waiver/reimbursement) recapture	2.14%	2.16%		2.25%	2.31	%(G)
Net investment income (loss) to average net assets	(0.32)%	(0.63)%		(1.07)%	0.48	%(G)
Portfolio turnover rate	55%	80%		141%	79	%(F)

(A)	Commenced operations November 13, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Diversified Equity
Class I
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$13.60	$14.74	$14.41	$12.65
Investment operations
Net investment income (loss)(B)	0.15	0.09	—	(C)	0.26
Net realized and unrealized gain (loss)	3.54	0.76	(D)	0.56	1.53
Total investment operations	3.69	0.85	0.56	1.79
Distributions
Net investment income	(0.10)	—	(0.23)	(0.03)
Net realized gains	—	(1.99)	—	—
Total distributions	(0.10)	(1.99)	(0.23)	(0.03)
Net asset value
End of period/year	$17.19	$13.60	$14.74	$14.41
Total return(E)	27.16%	7.62	%(D)	3.82%	14.16	%(F)
Net assets at end of period/year (000’s)	$249,718	$310,170	$1,127	$421
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.91%	0.90%	1.17%	1.17	%(G)
Before (waiver/reimbursement) recapture	0.91%	0.90%	1.15%	1.81	%(G)
Net investment income (loss) to average net assets	0.97%	0.67%	0.01%	2.14	%(G)
Portfolio turnover rate	55%	80%	141%	79	%(F)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding throughout each period/year	Transamerica Diversified Equity
	Class I2 (A)
	October 31, 2013	October 31, 2012		October 31, 2011	October 31, 2010 (B)
Net asset value
Beginning of period/year	$13.59	$14.73		$14.38	$12.85
Investment operations
Net investment income (loss)(C)	0.16	0.10		0.04	0.26
Net realized and unrealized gain (loss)	3.54	0.77	(D)	0.57	1.30
Total investment operations	3.70	0.87		0.61	1.56
Distributions
Net investment income	(0.12)	(0.02)		(0.26)	(0.03)
Net realized gains	—	(1.99)		—	—
Total distributions	(0.12)	(2.01)		(0.26)	(0.03)
Net asset value
End of period/year	$17.17	$13.59		$14.73	$14.38
Total return(E)	27.26%	7.79	%(D)	4.19%	12.12	%(F)
Net assets at end of period/year (000’s)	$555,040	$577,540		$291,409	$358,714
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.79%	0.78%		0.80%	0.81	%(G)
Before (waiver/reimbursement) recapture	0.79%	0.78%		0.80%	0.81	%(G)
Net investment income (loss) to average net assets	1.08%	0.75%		0.30%	2.02	%(G)
Portfolio turnover rate	55%	80%		141%	79	%(F)

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Commenced operations November 13, 2009.
(C)	Calculated based on average number of shares outstanding.
(D)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(E)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Diversified Equity
	Class T
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$28.69	$28.70
Income (loss) from investment operations:
Net investment income (loss)(B)	0.30	0.14
Net realized and unrealized gain (loss)	7.49	(0.15	)(C)
Total investment operations	7.79	(0.01)
Distributions
Net investment income	(0.09)	—
Total distributions	(0.09)	—
Net asset value
End of period/year	$36.39	$28.69
Total return(D)	27.16%	(0.04	)%(C),(E)
Net assets at end of period/year (000’s)	$94,866	$81,976
Ratios and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.91%	0.90	%(F)
Before (waiver/reimbursement) recapture	0.91%	0.90	%(F)
Net investment income (loss) to average net assets	0.93%	0.65	%(F)
Portfolio turnover rate	55%	80	%(E)

(A)	Commenced operations February 10, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding throughout the period	Transamerica Dividend Focused
	Class A		Class C		Class I		Class I2
	October 31, 2013 (A)		October 31, 2013 (A)		October 31, 2013 (A)		October 31, 2013 (A)
Net asset value
Beginning of period	$10.00		$10.00		$10.00		$10.00
Investment operations
Net investment income (loss)(B)	0.14		0.08		0.17		0.17
Net realized and unrealized gain (loss)	1.97		1.96		1.96		1.97
Total investment operations	2.11		2.04		2.13		2.14
Distributions
Net investment income	(0.13)		(0.08)		(0.15)		(0.16)
Total distributions	(0.13)		(0.08)		(0.15)		(0.16)
Net asset value
End of period	$11.98		$11.96		$11.98		$11.98
Total return(C)	21.25	%(D)	20.50	%(D)	21.40	%(D)	21.49	%(D)
Net assets end of period (000’s)	$1,245		$1,297		$1,715		$1,023,268
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.07	%(E)	1.78	%(E)	0.82	%(E)	0.71	%(E)
Before (waiver/reimbursement) recapture	1.07	%(E)	1.78	%(E)	0.82	%(E)	0.71	%(E)
Net investment income (loss) to average net assets	1.47	%(E)	0.83	%(E)	1.82	%(E)	1.91	%(E)
Portfolio turnover rate	23	%(D)	23	%(D)	23	%(D)	23	%(D)

(A)	Commenced operations January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Emerging Markets Debt
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$11.54	$10.00	$10.00
Investment operations
Net investment income (loss)(B)	0.56	0.59	0.08
Net realized and unrealized gain (loss)	(0.55)	1.45	(0.08)
Total investment operations	0.01	2.04	—
Distributions
Net investment income	(0.47)	(0.50)	—	(C)
Net realized gains	(0.25)	—	—
Total distributions	(0.72)	(0.50)	—	(C)
Net asset value
End of period/year	$10.83	$11.54	$10.00
Total return(D)	(0.07)%	21.07%	0.04	%(E)
Net assets end of period/year (000’s)	$129,805	$60,754	$2,247
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.11%	1.21%	1.35	%(F)
Before (waiver/reimbursement) recapture	1.11%	1.19%	1.65	%(F)
Net investment income (loss) to average net assets	5.02%	5.47%	5.24	%(F)
Portfolio turnover rate	326%	305%	31	%(E)

(A)	Commenced operations August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding throughout each period/year	Transamerica Emerging Markets Debt
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$11.51	$9.99	$10.00
Investment operations
Net investment income (loss)(B)	0.48	0.52	0.07
Net realized and unrealized gain (loss)	(0.54)	1.44	(0.08)
Total investment operations	(0.06)	1.96	(0.01)
Distributions
Net investment income	(0.40)	(0.44)	—	(C)
Net realized gains	(0.25)	—	—
Total distributions	(0.65)	(0.44)	—	(C)
Net asset value
End of period/year	$10.80	$11.51	$9.99
Total return(D)	(0.69)%	20.24%	(0.08	)%(E)
Net assets end of period/year (000’s)	$30,547	$10,543	$1,025
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.81%	1.87%	2.00	%(F)
Before (waiver/reimbursement) recapture	1.81%	1.86%	2.29	%(F)
Net investment income (loss) to average net assets	4.36%	4.87%	4.35	%(F)
Portfolio turnover rate	326%	305%	31	%(E)

(A)	Commenced operations August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Emerging Markets Debt
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$11.56	$10.01	$10.00
Investment operations
Net investment income (loss)(B)	0.60	0.63	0.09
Net realized and unrealized gain (loss)	(0.56)	1.44	(0.08)
Total investment operations	0.04	2.07	0.01
Distributions
Net investment income	(0.50)	(0.52)	—	(C)
Net realized gains	(0.25)	—	—
Total distributions	(0.75)	(0.52)	—	(C)
Net asset value
End of period/year	$10.85	$11.56	$10.01
Total return(D)	0.23%	21.40%	0.14	%(E)
Net assets end of period/year (000’s)	$133,449	$46,190	$2,064
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.79%	0.86%	1.00	%(F)
Before (waiver/reimbursement) recapture	0.79%	0.84%	1.34	%(F)
Net investment income (loss) to average net assets	5.38%	5.68%	5.46	%(F)
Portfolio turnover rate	326%	305%	31	%(E)

(A)	Commenced operations August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding throughout each period/year	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$11.56	$10.01	$10.00
Investment operations
Net investment income (loss)(B)	0.61	0.63	0.07
Net realized and unrealized gain (loss)	(0.56)	1.45	(0.06)
Total investment operations	0.05	2.08	(0.01)
Distributions
Net investment income	(0.51)	(0.53)	—	(C)
Net realized gains	(0.25)	—	—
Total distributions	(0.76)	(0.53)	—	(C)
Net asset value
End of period/year	$10.85	$11.56	$10.01
Total return(D)	0.33%	21.50%	0.14	%(E)
Net assets end of period/year (000’s)	$339,967	$505,629	$95,233
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.69%	0.76%	1.00	%(F)
Before (waiver/reimbursement) recapture	0.69%	0.74%	1.23	%(F)
Net investment income (loss) to average net assets	5.38%	5.82%	4.63	%(F)
Portfolio turnover rate	326%	305%	31	%(E)

(A)	Commenced operations August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Emerging Markets Equity
	Class A
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.42	$10.00
Investment operations
Net investment income (loss)(B)	0.12	0.09
Net realized and unrealized gain (loss)	0.88	(0.67)
Total investment operations	1.00	(0.58)
Distributions
Net investment income	(0.02)	—
Total distributions	(0.02)	—
Net asset value
End of period/year	$10.40	$9.42
Total return(C)	10.68%	(5.80	)%(D)
Net assets end of period/year (000’s)	$805	$302
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.60%	1.85	%(E)
Before (waiver/reimbursement) recapture	1.60%	1.85	%(E)
Net investment income (loss) to average net assets	1.19%	1.97	%(E)
Portfolio turnover rate	63%	76	%(D)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period/year	Transamerica Emerging Markets Equity
	Class C
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.39	$10.00
Investment operations
Net investment income (loss)(B)	0.06	0.07
Net realized and unrealized gain (loss)	0.87	(0.68)
Total investment operations	0.93	(0.61)
Net asset value
End of period/year	$10.32	$9.39
Total return(C)	9.90%	(6.10	)%(D)
Net assets end of period/year (000’s)	$916	$253
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.23%	2.52	%(E)
Before (waiver/reimbursement) recapture	2.23%	2.52	%(E)
Net investment income (loss) to average net assets	0.57%	1.43	%(E)
Portfolio turnover rate	63%	76	%(D)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Emerging Markets Equity
	Class I
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.43	$10.00
Investment operations
Net investment income (loss)(B)	0.17	0.11
Net realized and unrealized gain (loss)	0.87	(0.68)
Total investment operations	1.04	(0.57)
Distributions
Net investment income	(0.04)	—
Total distributions	(0.04)	—
Net asset value
End of period/year	$10.43	$9.43
Total return(C)	11.03%	(5.70	)%(D)
Net assets end of period/year (000’s)	$505	$302
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.26%	1.60	%(E)
Before (waiver/reimbursement) recapture	1.26%	1.60	%(E)
Net investment income (loss) to average net assets	1.74%	2.26	%(E)
Portfolio turnover rate	63%	76	%(D)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period/year	Transamerica Emerging Markets Equity
	Class I2
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.44	$10.00
Investment operations
Net investment income (loss)(B)	0.16	0.10
Net realized and unrealized gain (loss)	0.88	(0.66)
Total investment operations	1.04	(0.56)
Distributions
Net investment income	(0.04)	—
Total distributions	(0.04)	—
Net asset value
End of period/year	$10.44	$9.44
Total return(C)	11.09%	(5.60	)%(D)
Net assets end of period/year (000’s)	$220,261	$107,183
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.15%	1.49	%(E)
Before (waiver/reimbursement) recapture	1.15%	1.49	%(E)
Net investment income (loss) to average net assets	1.66%	2.06	%(E)
Portfolio turnover rate	63%	76	%(D)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Enhanced Muni
Class A	Class C	Class I
October 31, 2013 (A)	October 31, 2013 (A)	October 31, 2013 (A)
Net asset value
Beginning of year	$10.00	$10.00	$10.00
Investment operations
Net investment income (loss)(B)	0.22	0.15	0.23
Net realized and unrealized gain (loss)	0.38	(C)	0.39	(C)	0.38	(C)
Total investment operations	0.60	0.54	0.61
Distributions
Net investment income	(0.23)	(0.18)	(0.20)
Total distributions	(0.23)	(0.18)	(0.20)
Net asset value
End of year	$10.37	$10.36	$10.41
Total return(D)	6.05%	5.42%	6.10%
Net assets end of year (000’s)	$6,241	$1,778	$6,632
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.86%	1.46%	0.71%
Before (waiver/reimbursement) recapture	2.36%	3.08%	2.12%
Net investment income (loss) to average net assets	2.12%	1.47%	2.21%
Portfolio turnover rate	111%	111%	111%

(A)	Commenced operations October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the year.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

For a share outstanding throughout each year	Transamerica Flexible Income
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$9.37	$8.83	$8.99	$8.33		$7.22
Investment operations
Net investment income (loss)(A)	0.41	0.45	0.51	0.50		0.46
Net realized and unrealized gain (loss)	0.03	0.55	(0.16)	0.70		1.08
Total investment operations	0.44	1.00	0.35	1.20		1.54
Distributions
Net investment income	(0.43)	(0.46)	(0.51)	(0.54)		(0.43)
Total distributions	(0.43)	(0.46)	(0.51)	(0.54)		(0.43)
Net asset value
End of year	$9.38	$9.37	$8.83	$8.99		$8.33
Total return(B)	4.85%	11.60%	3.93%	14.89%		22.30%
Net assets end of year (000’s)	$78,512	$77,291	$65,393	$55,103		$24,173
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.95%	0.95%	0.97%	1.07	%(C)	1.47%
Before (waiver/reimbursement) recapture	1.00%	1.01%	1.07%	1.15	%(C)	1.47%
Net investment income (loss) to average net assets	4.32%	4.95%	5.70%	5.79%		6.03%
Portfolio turnover rate	32%	35%	42%	120%		169%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Flexible Income
	Class B
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$9.37	$8.83	$9.00	$8.34		$7.23
Investment operations
Net investment income (loss)(A)	0.32	0.37	0.44	0.43		0.40
Net realized and unrealized gain (loss)	0.05	0.55	(0.18)	0.71		1.09
Total investment operations	0.37	0.92	0.26	1.14		1.49
Distributions
Net investment income	(0.35)	(0.38)	(0.43)	(0.48)		(0.38)
Total distributions	(0.35)	(0.38)	(0.43)	(0.48)		(0.38)
Net asset value
End of year	$9.39	$9.37	$8.83	$9.00		$8.34
Total return(B)	4.00%	10.69%	2.96%	14.02%		21.39%
Net assets end of year (000’s)	$4,819	$6,641	$7,066	$10,614		$8,161
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.85%	1.79%	1.82%	1.88	%(C)	2.16%
Before (waiver/reimbursement) recapture	1.85%	1.79%	1.82%	1.88	%(C)	2.16%
Net investment income (loss) to average net assets	3.42%	4.13%	4.87%	4.97%		5.36%
Portfolio turnover rate	32%	35%	42%	120%		169%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Flexible Income
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$9.31	$8.79	$8.96	$8.31		$7.21
Investment operations
Net investment income (loss)(A)	0.34	0.38	0.45	0.44		0.41
Net realized and unrealized gain (loss)	0.04	0.54	(0.17)	0.70		1.08
Total investment operations	0.38	0.92	0.28	1.14		1.49
Distributions
Net investment income	(0.37)	(0.40)	(0.45)	(0.49)		(0.39)
Total distributions	(0.37)	(0.40)	(0.45)	(0.49)		(0.39)
Net asset value
End of year	$9.32	$9.31	$8.79	$8.96		$8.31
Total return(B)	4.10%	10.71%	3.21%	14.15%		21.50%
Net assets end of year (000’s)	$71,692	$81,874	$50,314	$36,264		$12,978
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.67%	1.65%	1.68%	1.74	%(C)	2.06%
Before (waiver/reimbursement) recapture	1.67%	1.65%	1.68%	1.74	%(C)	2.06%
Net investment income (loss) to average net assets	3.60%	4.22%	4.98%	5.14%		5.43%
Portfolio turnover rate	32%	35%	42%	120%		169%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Flexible Income
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$9.38	$8.85	$9.02	$8.48
Investment operations
Net investment income (loss)(B)	0.43	0.47	0.53	0.50
Net realized and unrealized gain (loss)	0.04	0.55	(0.16)	0.57
Total investment operations	0.47	1.02	0.37	1.07
Distributions
Net investment income	(0.46)	(0.49)	(0.54)	(0.53)
Total distributions	(0.46)	(0.49)	(0.54)	(0.53)
Net asset value
End of period/year	$9.39	$9.38	$8.85	$9.02
Total return(D)	5.13%	11.87%	4.19%	13.10	%(C)
Net assets end of period/year (000’s)	$33,036	$31,480	$19,992	$9,787
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.68%	0.67%	0.69%	0.76	%(E),(F)
Before (waiver/reimbursement) recapture	0.68%	0.67%	0.69%	0.76	%(E),(F)
Net investment income (loss) to average net assets	4.58%	5.20%	5.93%	6.25	%(F)
Portfolio turnover rate	32%	35%	42%	120	%(C)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.
(F)	Annualized.

For a share outstanding throughout each year	Transamerica Flexible Income
	Class I2 (A)
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$9.38	$8.86	$9.03	$8.37		$7.25
Investment operations
Net investment income (loss)(B)	0.44	0.48	0.55	0.53		0.50
Net realized and unrealized gain (loss)	0.05	0.54	(0.17)	0.71		1.10
Total investment operations	0.49	1.02	0.38	1.24		1.60
Distributions
Net investment income	(0.47)	(0.50)	(0.55)	(0.58)		(0.48)
Total distributions	(0.47)	(0.50)	(0.55)	(0.58)		(0.48)
Net asset value
End of year	$9.40	$9.38	$8.86	$9.03		$8.37
Total return(C)	5.35%	11.85%	4.31%	15.39%		23.16%
Net assets end of year (000’s)	$56,421	$128,284	$109,052	$146,631		$132,177
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.58%	0.57%	0.58%	0.64	%(D)	0.85%
Before (waiver/reimbursement) recapture	0.58%	0.57%	0.58%	0.64	%(D)	0.85%
Net investment income (loss) to average net assets	4.65%	5.32%	6.10%	6.18%		6.64%
Portfolio turnover rate	32%	35%	42%	120%		169%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Growth Opportunities
Class A
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$8.15	$10.93	$9.82	$7.54	$6.57
Investment operations
Net investment income (loss)(A)	(0.03)	0.01	(0.10)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	2.71	(0.55)	1.21	2.33	1.02
Total investment operations	2.68	(0.54)	1.11	2.28	0.97
Distributions
Net investment income	(0.02)	—	(B)	—	—	—
Net realized gains	(0.08)	(2.24)	—	—	—
Total distributions	(0.10)	(2.24)	—	—	—
Net asset value
End of year	$10.73	$8.15	$10.93	$9.82	$7.54
Total return(C)	33.31%	(3.79)%	11.30%	30.41%	14.76%
Net assets end of year (000’s)	$105,245	$91,110	$103,177	$59,685	$48,788
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.46%	1.67%	1.75%	1.75%	1.75%
Before (waiver/reimbursement) recapture	1.46%	1.54%	1.64%	1.98%	2.23%
Net investment income (loss) to average net assets	(0.27)%	0.10%	(0.83)%	(0.56)%	(0.68)%
Portfolio turnover rate	45%	38%	125%	63%	71%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Growth Opportunities
Class B
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$7.21	$10.01	$9.05	$6.99	$6.13
Investment operations
Net investment income (loss)(A)	(0.09)	(0.04)	(0.15)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	2.39	(0.52)	1.11	2.16	0.94
Total investment operations	2.30	(0.56)	0.96	2.06	0.86
Distributions
Net investment income	—	—	(B)	—	—	—
Net realized gains	(0.08)	(2.24)	—	—	—
Total distributions	(0.08)	(2.24)	—	—	—
Net asset value
End of year	$9.43	$7.21	$10.01	$9.05	$6.99
Total return(C)	32.23%	(4.47)%	10.61%	29.47%	14.03%
Net assets end of year (000’s)	$5,507	$5,582	$9,636	$12,406	$14,067
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.27%	2.32%	2.40%	2.40%	2.40%
Before (waiver/reimbursement) recapture	2.27%	2.31%	2.29%	2.41%	2.71%
Net investment income (loss) to average net assets	(1.06)%	(0.56)%	(1.40)%	(1.21)%	(1.25)%
Portfolio turnover rate	45%	38%	125%	63%	71%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each year	Transamerica Growth Opportunities
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$7.25	$10.05	$9.08	$7.01	$6.16
Investment operations
Net investment income (loss)(A)	(0.09)	(0.04)	(0.15)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	2.40	(0.52)	1.12	2.17	0.93
Total investment operations	2.31	(0.56)	0.97	2.07	0.85
Distributions
Net realized gains	(0.08)	(2.24)	—	—	—
Total distributions	(0.08)	(2.24)	—	—	—
Net asset value
End of year	$9.48	$7.25	$10.05	$9.08	$7.01
Total return(B)	32.19%	(4.46)%	10.68%	29.53%	13.80%
Net assets end of year (000’s)	$13,099	$10,943	$14,288	$12,781	$10,774
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.25%	2.28%	2.40%	2.40%	2.40%
Before (waiver/reimbursement) recapture	2.25%	2.28%	2.28%	2.41%	2.62%
Net investment income (loss) to average net assets	(1.06)%	(0.51)%	(1.43)%	(1.21)%	(1.31)%
Portfolio turnover rate	45%	38%	125%	63%	71%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period/year	Transamerica Growth Opportunities
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$8.61	$11.37	$10.19	$8.04
Investment operations
Net investment income (loss)(B)	0.02	0.08	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.85	(0.58)	1.24	2.17
Total investment operations	2.87	(0.50)	1.22	2.15
Distributions
Net investment income	(0.08)	(0.02)	(0.04)	—
Net realized gains	(0.08)	(2.24)	—	—
Total distributions	(0.16)	(2.26)	(0.04)	—
Net asset value
End of period/year	$11.32	$8.61	$11.37	$10.19
Total return(C)	33.87%	(3.16)%	12.01%	26.74	%(D)
Net assets end of period/year (000’s)	$68,609	$80,359	$9,954	$815
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.01%	0.99%	1.08%	1.40	%(E)
Before (waiver/reimbursement) recapture	1.01%	0.99%	1.08%	1.48	%(E)
Net investment income (loss) to average net assets	0.22%	0.90%	(0.20)%	(0.23	)%(E)
Portfolio turnover rate	45%	38%	125%	63	%(D)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Growth Opportunities
	Class I2 (A)
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$8.68	$11.43	$10.23	$7.78	$6.74
Investment operations
Net investment income (loss)(B)	0.03	0.09	0.01	0.03	0.01
Net realized and unrealized gain (loss)	2.87	(0.58)	1.25	2.42	1.03
Total investment operations	2.90	(0.49)	1.26	2.45	1.04
Distributions
Net investment income	(0.09)	(0.02)	(0.06)	—	—
Net realized gains	(0.08)	(2.24)	—	—	—
Total distributions	(0.17)	(2.26)	(0.06)	—	—
Net asset value
End of year	$11.41	$8.68	$11.43	$10.23	$7.78
Total return(C)	34.04%	(2.97)%	12.28%	31.49%	15.43%
Net assets end of year (000’s)	$529,348	$397,945	$113,057	$106,970	$111,402
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.84%	0.85%	0.89%	0.88%	0.91%
Before (waiver/reimbursement) recapture	0.84%	0.85%	0.89%	0.88%	0.91%
Net investment income (loss) to average net assets	0.32%	0.99%	0.09%	0.32%	0.15%
Portfolio turnover rate	45%	38%	125%	63%	71%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica High Yield Bond
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.59	$8.95	$9.16	$8.45	$6.31
Investment operations
Net investment income (loss)(A)	0.54	0.59	0.61	0.66	0.65
Net realized and unrealized gain (loss)	0.17	0.67	(0.21)	0.73	2.14
Total investment operations	0.71	1.26	0.40	1.39	2.79
Distributions
Net investment income	(0.55)	(0.62)	(0.61)	(0.68)	(0.66)
Total distributions	(0.55)	(0.62)	(0.61)	(0.68)	(0.66)
Net asset value
End of year	$9.75	$9.59	$8.95	$9.16	$8.45
Total return(B)	7.58%	14.57%	4.41%	17.21%	47.58%
Net assets end of year (000’s)	$404,077	$256,099	$228,920	$193,332	$67,290
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.04%	1.06%	1.17%	1.15%	1.19%
Before (waiver/reimbursement) recapture	1.04%	1.06%	1.17%	1.15%	1.19%
Net investment income (loss) to average net assets	5.49%	6.44%	6.65%	7.52%	9.08%
Portfolio turnover rate	64%	78%	93%	91%	58%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica High Yield Bond
	Class B
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.60	$8.95	$9.15	$8.44	$6.30
Investment operations
Net investment income (loss)(A)	0.46	0.52	0.55	0.61	0.60
Net realized and unrealized gain (loss)	0.17	0.67	(0.21)	0.72	2.15
Total investment operations	0.63	1.19	0.34	1.33	2.75
Distributions
Net investment income	(0.47)	(0.54)	(0.54)	(0.62)	(0.61)
Total distributions	(0.47)	(0.54)	(0.54)	(0.62)	(0.61)
Net asset value
End of year	$9.76	$9.60	$8.95	$9.15	$8.44
Total return(B)	6.69%	13.77%	3.81%	16.38%	46.69%
Net assets end of year (000’s)	$8,234	$9,236	$9,431	$13,887	$11,898
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.83%	1.84%	1.83%	1.83%	1.91%
Before (waiver/reimbursement) recapture	1.83%	1.83%	1.84%	1.83%	1.91%
Net investment income (loss) to average net assets	4.72%	5.69%	5.99%	6.93%	8.56%
Portfolio turnover rate	64%	78%	93%	91%	58%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica High Yield Bond
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.56	$8.92	$9.13	$8.42	$6.30
Investment operations
Net investment income (loss)(A)	0.47	0.53	0.55	0.61	0.60
Net realized and unrealized gain (loss)	0.17	0.66	(0.21)	0.73	2.14
Total investment operations	0.64	1.19	0.34	1.34	2.74
Distributions
Net investment income	(0.48)	(0.55)	(0.55)	(0.63)	(0.62)
Total distributions	(0.48)	(0.55)	(0.55)	(0.63)	(0.62)
Net asset value
End of year	$9.72	$9.56	$8.92	$9.13	$8.42
Total return(B)	6.80%	13.81%	3.84%	16.54%	46.63%
Net assets end of year (000’s)	$75,630	$76,995	$48,789	$41,810	$19,548
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.77%	1.77%	1.76%	1.77%	1.81%
Before (waiver/reimbursement) recapture	1.77%	1.77%	1.76%	1.77%	1.81%
Net investment income (loss) to average net assets	4.78%	5.73%	6.07%	6.96%	8.23%
Portfolio turnover rate	64%	78%	93%	91%	58%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica High Yield Bond
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$9.66	$9.00	$9.20	$8.55
Investment operations
Net investment income (loss)(B)	0.57	0.62	0.65	0.63
Net realized and unrealized gain (loss)	0.17	0.68	(0.21)	0.68
Total investment operations	0.74	1.30	0.44	1.31
Distributions
Net investment income	(0.58)	(0.64)	(0.64)	(0.66)
Total distributions	(0.58)	(0.64)	(0.64)	(0.66)
Net asset value
End of period/year	$9.82	$9.66	$9.00	$9.20
Total return(C)	7.80%	15.05%	4.95%	15.92	%(D)
Net assets end of period/year (000’s)	$82,840	$103,181	$82,736	$27,057
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.79%	0.78%	0.77%	0.83	%(E)
Before (waiver/reimbursement) recapture	0.79%	0.78%	0.78%	0.83	%(E)
Net investment income (loss) to average net assets	5.78%	6.64%	7.09%	7.71	%(E)
Portfolio turnover rate	64%	78%	93%	91	%(D)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each year	Transamerica High Yield Bond
	Class I2 (A)
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.67	$9.02	$9.22	$8.50	$6.35
Investment operations
Net investment income (loss)(B)	0.57	0.64	0.66	0.71	0.69
Net realized and unrealized gain (loss)	0.19	0.66	(0.21)	0.73	2.16
Total investment operations	0.76	1.30	0.45	1.44	2.85
Distributions
Net investment income	(0.59)	(0.65)	(0.65)	(0.72)	(0.70)
Total distributions	(0.59)	(0.65)	(0.65)	(0.72)	(0.70)
Net asset value
End of year	$9.84	$9.67	$9.02	$9.22	$8.50
Total return(C)	8.03%	15.01%	5.06%	17.74%	48.39%
Net assets end of year (000’s)	$566,100	$250,912	$388,633	$408,505	$472,936
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.67%	0.67%	0.66%	0.66%	0.67%
Before (waiver/reimbursement) recapture	0.67%	0.67%	0.66%	0.66%	0.67%
Net investment income (loss) to average net assets	5.83%	6.88%	7.16%	8.11%	9.96%
Portfolio turnover rate	64%	78%	93%	91%	58%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica High Yield Muni
	Class A		Class C		Class I
	October 31, 2013 (A)		October 31, 2013 (A)		October 31, 2013 (A)
Net asset value
Beginning of period/year	$10.00		$10.00		$10.00
Investment operations
Net investment income (loss)(B)	0.09		0.07		0.09
Net realized and unrealized gain (loss)	0.21		0.21		0.21
Total investment operations	0.30		0.28		0.30
Distributions
Net investment income	(0.09)		(0.07)		(0.09)
Total distributions	(0.09)		(0.07)		(0.09)
Net asset value
End of period/year	$10.21		$10.21		$10.21
Total return(C)	2.96	%(D)	2.83	%(D)	3.00	%(D)
Net assets end of period/year (000’s)	$262		$496		$258
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.91	%(E)	1.51	%(E)	0.76	%(E)
Before (waiver/reimbursement) recapture	43.10	%(E)	43.79	%(E)	42.89	%(E)
Net investment income (loss) to average net assets	3.50	%(E)	2.88	%(E)	3.64	%(E)
Portfolio turnover rate	52	%(D)	52	%(D)	52	%(D)

(A)	Commenced operations July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout the year	Transamerica Income & Growth
	Class A	Class C	Class I	Class I2
	October 31, 2013 (A)	October 31, 2013 (A)	October 31, 2013 (A)	October 31, 2013 (A)
Net asset value
Beginning of year	$10.00	$10.00	$10.00	$10.00
Investment operations
Net investment income (loss)(B)	0.40	0.32	0.48	0.51
Net realized and unrealized gain (loss)	1.03	1.02	0.98	0.95
Total investment operations	1.43	1.34	1.46	1.46
Distributions
Net investment income	(0.30)	(0.26)	(0.31)	(0.31)
Return of capital	(0.09)	(0.08)	(0.09)	(0.09)
Total distributions	(0.39)	(0.34)	(0.40)	(0.40)
Net asset value
End of year	$11.04	$11.00	$11.06	$11.06
Total return(C)	14.55%	13.67%	14.86%	14.95%
Net assets end of year (000’s)	$43,345	$40,924	$27,139	$359,440
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.19%	1.88%	0.90%	0.79%
Before (waiver/reimbursement) recapture	1.19%	1.88%	0.90%	0.79%
Net investment income (loss) to average net assets	3.73%	3.05%	4.55%	4.81%
Portfolio turnover rate	24%	24%	24%	24%

(A)	Commenced operations October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica International Bond
	Class A
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$10.51	$10.29
Investment operations
Net investment income (loss)(B)	0.13	0.09
Net realized and unrealized gain (loss)	(0.64)	0.17
Total investment operations	(0.51)	0.26
Distributions
Net investment income	—	(0.04)
Net realized gains	(0.08)	—
Return of capital	(0.04)	—
Total distributions	(0.12)	(0.04)
Net asset value
End of period/year	$9.88	$10.51
Total return(C)	(4.91)%	2.52	%(D)
Net assets end of period/year (000’s)	$545	$165
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.05%	1.05	%(E)
Before (waiver/reimbursement) recapture	1.26%	1.18	%(E)
Net investment income (loss) to average net assets	1.35%	1.34	%(E)
Portfolio turnover rate	33%	47	%(D)

(A)	Commenced operations March 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period/year	Transamerica International Bond
Class C
October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$10.47	$10.29
Investment operations
Net investment income (loss)(B)	0.06	0.05
Net realized and unrealized gain (loss)	(0.64)	0.16
Total investment operations	(0.58)	0.21
Distributions
Net investment income	—	(0.03)
Net realized gains	(0.08)	—
Return of capital	—	(C)	—
Total distributions	(0.08)	(0.03)
Net asset value
End of period/year	$9.81	$10.47
Total return(D)	(5.55)%	2.03	%(E)
Net assets end of period/year (000’s)	$211	$199
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.75%	1.75	%(F)
Before (waiver/reimbursement) recapture	1.84%	1.83	%(F)
Net investment income (loss) to average net assets	0.63%	0.65	%(F)
Portfolio turnover rate	33%	47	%(E)

(A)	Commenced operations March 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica International Bond
	Class I
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$10.53	$10.29
Investment operations
Net investment income (loss)(B)	0.16	0.11
Net realized and unrealized gain (loss)	(0.64)	0.17
Total investment operations	(0.48)	0.28
Distributions
Net investment income	—	(0.04)
Net realized gains	(0.08)	—
Return of capital	(0.06)	—
Total distributions	(0.14)	(0.04)
Net asset value
End of period/year	$9.91	$10.53
Total return(C)	(4.65)%	2.75	%(D)
Net assets end of period/year (000’s)	$104	$103
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.75%	0.75	%(E)
Before (waiver/reimbursement) recapture	0.86%	0.87	%(E)
Net investment income (loss) to average net assets	1.63%	1.65	%(E)
Portfolio turnover rate	33%	47	%(D)

(A)	Commenced operations March 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each year	Transamerica International Bond
Class I2 (A)
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$10.53	$11.24	$12.08	$11.64	$10.56
Investment operations
Net investment income (loss)(B)	0.16	0.19	0.23	0.24	0.26
Net realized and unrealized gain (loss)	(0.64)	0.07	(0.05)	0.71	1.59
Total investment operations	(0.48)	0.26	0.18	0.95	1.85
Distributions
Net investment income	—	(C)	(0.89)	(0.93)	(0.39)	(0.68)
Net realized gains	(0.08)	(0.08)	(0.09)	(0.12)	(0.09)
Return of capital	(0.05)	—	—	—	—
Total distributions	(0.13)	(0.97)	(1.02)	(0.51)	(0.77)
Net asset value
End of year	$9.92	$10.53	$11.24	$12.08	$11.64
Total return(D)	(4.56)%	2.71%	2.20%	8.54%	17.90%
Net assets end of year (000’s)	$132,304	$193,313	$475,292	$447,141	$732,964
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.72%	0.68%	0.63%	0.61%	0.60%
Before (waiver/reimbursement) recapture	0.72%	0.68%	0.63%	0.61%	0.60%
Net investment income (loss) to average net assets	1.64%	1.77%	2.09%	2.16%	2.38%
Portfolio turnover rate	33%	47%	98%	61%	53%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica International Equity
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$14.57	$13.47	$15.03
Investment operations
Net investment income (loss)(B)	0.30	0.24	0.15
Net realized and unrealized gain (loss)	3.81	1.19	(1.71)
Total investment operations	4.11	1.43	(1.56)
Distributions
Net investment income	(0.24)	(0.33)	—
Total distributions	(0.24)	(0.33)	—
Net asset value
End of period/year	$18.44	$14.57	$13.47
Total return(C)	28.61%	11.10%	(10.38	)%(D)
Net assets end of period/year (000’s)	$21,102	$2,999	$490
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.42%	1.46%	1.50	%(E)
Before (waiver/reimbursement) recapture	1.42%	1.51%	1.52	%(E)
Net investment income (loss) to average net assets	1.82%	1.76%	1.56	%(E)
Portfolio turnover rate	34%	33%	16	%(D)

(A)	Commenced operations March 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period/year	Transamerica International Equity
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$14.45	$13.40	$15.03
Investment operations
Net investment income (loss)(B)	0.22	0.11	0.16
Net realized and unrealized gain (loss)	3.76	1.24	(1.79)
Total investment operations	3.98	1.35	(1.63)
Distributions
Net investment income	(0.22)	(0.30)	—
Total distributions	(0.22)	(0.30)	—
Net asset value
End of period/year	$18.21	$14.45	$13.40
Total return(C)	27.87%	10.49%	(10.84	)%(D)
Net assets end of period/year (000’s)	$17,537	$4,886	$113
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.06%	2.04%	2.14	%(E)
Before (waiver/reimbursement) recapture	2.06%	2.04%	2.14	%(E)
Net investment income (loss) to average net assets	1.35%	0.82%	1.64	%(E)
Portfolio turnover rate	34%	33%	16	%(D)

(A)	Commenced operations March 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each year	Transamerica International Equity
	Class I (A)
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$14.65	$13.50	$13.97	$12.55	$9.94
Investment operations
Net investment income (loss)(B)	0.40	0.33	0.40	0.22	0.19
Net realized and unrealized gain (loss)	3.81	1.17	(0.68)	1.36	2.61
Total investment operations	4.21	1.50	(0.28)	1.58	2.80
Distributions
Net investment income	(0.26)	(0.35)	(0.19)	(0.16)	(0.19)
Total distributions	(0.26)	(0.35)	(0.19)	(0.16)	(0.19)
Net asset value
End of year	$18.60	$14.65	$13.50	$13.97	$12.55
Total return(C)	29.14%	11.58%	(2.05)%	12.73%	28.58%
Net assets end of year (000’s)	$168,782	$90,012	$78,738	$75,271	$64,600
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.02%	1.05%	1.16%	1.43%	1.67%
Before (waiver/reimbursement) recapture	1.02%	1.05%	1.16%	1.43%	1.67%
Net investment income (loss) to average net assets	2.40%	2.39%	2.79%	1.76%	1.87%
Portfolio turnover rate	34%	33%	16%	43%	42%

(A)	Prior to March 1, 2011, information provided in previous periods reflects TS&W International Equity Portfolio, which is the accounting survivor pursuant to a Plan of Reorganization. Prior to November 1, 2010, the financial highlights were audited by another independent registered public accounting firm.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

For a share outstanding throughout each period/year	Transamerica International Equity
	Class I2
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$14.65	$13.51	$15.03
Investment operations
Net investment income (loss)(B)	0.43	0.36	0.29
Net realized and unrealized gain (loss)	3.79	1.14	(1.81)
Total investment operations	4.22	1.50	(1.52)
Distributions
Net investment income	(0.27)	(0.36)	—
Total distributions	(0.27)	(0.36)	—
Net asset value
End of period/year	$18.60	$14.65	$13.51
Total return(C)	29.26%	11.64%	(10.11	)%(D)
Net assets end of period/year (000’s)	$279,652	$166,085	$46,313
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.91%	0.95%	1.02	%(E)
Before (waiver/reimbursement) recapture	0.91%	0.95%	1.02	%(E)
Net investment income (loss) to average net assets	2.63%	2.62%	3.07	%(E)
Portfolio turnover rate	34%	33%	16	%(D)

(A)	Commenced operations March 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica International Small Cap Value
	Class I		Class I2
	October 31, 2013 (A)		October 31, 2013 (A)
Net asset value
Beginning of period/year	$10.00		$10.00
Investment operations
Net investment income (loss)(B)	0.20		0.24
Net realized and unrealized gain (loss)	2.04		2.01
Total investment operations	2.24		2.25
Net asset value
End of period/year	$12.24		$12.25
Total return(C)	22.40	%(D)	22.50	%(D)
Net assets end of period/year (000’s)	$4,186		$207,569
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.22	%(E)	1.12	%(E)
Before (waiver/reimbursement) recapture	1.23	%(E)	1.12	%(E)
Net investment income (loss) to average net assets	2.16	%(E)	2.63	%(E)
Portfolio turnover rate	23	%(D)	23	%(D)

(A)	Commenced operations January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period/year	Transamerica Large Cap Growth
	Class A
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.86	$10.00
Investment operations
Net investment income (loss)(B)	0.08	0.03
Net realized and unrealized gain (loss)	2.25	(0.17)
Total investment operations	2.33	(0.14)
Distributions
Net investment income	(0.07)	—
Total distributions	(0.07)	—
Net asset value
End of period/year	$12.12	$9.86
Total return(C)	23.77%	(1.40	)%(D)
Net assets end of period/year (000’s)	$811	$419
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.17%	1.25	%(E)
Before (waiver/reimbursement) recapture	1.17%	1.26	%(E)
Net investment income (loss) to average net assets	0.76%	0.65	%(E)
Portfolio turnover rate	70%	24	%(D)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Large Cap Growth
	Class C
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.82	$10.00
Investment operations
Net investment income (loss)(B)	0.02	—	(C)
Net realized and unrealized gain (loss)	2.24	(0.18)
Total investment operations	2.26	(0.18)
Distributions
Net investment income	(0.05)	—
Total distributions	(0.05)	—
Net asset value
End of period/year	$12.03	$9.82
Total return(D)	23.16%	(1.80	)%(E)
Net assets end of period/year (000’s)	$547	$280
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.82%	1.92	%(F)
Before (waiver/reimbursement) recapture	1.82%	1.92	%(F)
Net investment income (loss) to average net assets	0.17%	—	%(F),(G)
Portfolio turnover rate	70%	24	%(E)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.
(G)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding throughout each period/year	Transamerica Large Cap Growth
	Class I
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.87	$10.00
Investment operations
Net investment income (loss)(B)	0.13	0.04
Net realized and unrealized gain (loss)	2.24	(0.17)
Total investment operations	2.37	(0.13)
Distributions
Net investment income	(0.07)	—
Total distributions	(0.07)	—
Net asset value
End of period/year	$12.17	$9.87
Total return(C)	24.22%	(1.30	)%(D)
Net assets end of period/year (000’s)	$337	$786
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.89%	0.95	%(E)
Before (waiver/reimbursement) recapture	0.89%	0.98	%(E)
Net investment income (loss) to average net assets	1.25%	0.75	%(E)
Portfolio turnover rate	70%	24	%(D)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Large Cap Growth
	Class I2
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.88	$10.00
Investment operations
Net investment income (loss)(B)	0.11	0.05
Net realized and unrealized gain (loss)	2.28	(0.17)
Total investment operations	2.39	(0.12)
Distributions
Net investment income	(0.08)	—
Total distributions	(0.08)	—
Net asset value
End of period/year	$12.19	$9.88
Total return(C)	24.35%	(1.20	)%(D)
Net assets end of period/year (000’s)	$219,201	$135,305
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.76%	0.87	%(E)
Before (waiver/reimbursement) recapture	0.76%	0.87	%(E)
Net investment income (loss) to average net assets	1.01%	1.07	%(E)
Portfolio turnover rate	70%	24	%(D)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period/year	Transamerica Large Cap Value
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$11.77	$10.30	$10.00
Investment operations
Net investment income (loss)(B)	0.17	0.16	0.11
Net realized and unrealized gain (loss)	3.13	1.51	0.28
Total investment operations	3.30	1.67	0.39
Distributions
Net investment income	(0.19)	(0.20)	(0.09)
Net realized gains	(0.64)	—	—
Total distributions	(0.83)	(0.20)	(0.09)
Net asset value
End of period/year	$14.24	$11.77	$10.30
Total return(C)	29.74%	16.40%	3.94	%(D)
Net assets end of period/year (000’s)	$8,605	$1,949	$1,021
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.13%	1.26%	1.32	%(E)
Before (waiver/reimbursement) recapture	1.13%	1.26%	1.32	%(E)
Net investment income (loss) to average net assets	1.32%	1.45%	1.09	%(E)
Portfolio turnover rate	121%	117%	35	%(D)

(A)	Commenced operations November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Large Cap Value
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$11.76	$10.29	$10.00
Investment operations
Net investment income (loss)(B)	0.09	0.10	0.06
Net realized and unrealized gain (loss)	3.12	1.50	0.28
Total investment operations	3.21	1.60	0.34
Distributions
Net investment income	(0.13)	(0.13)	(0.05)
Net realized gains on investments	(0.64)	—	—
Total distributions	(0.77)	(0.13)	(0.05)
Net asset value
End of period/year	$14.20	$11.76	$10.29
Total return(C)	28.86%	15.64%	3.38	%(D)
Net assets at end of period/year (000’s)	$7,783	$1,716	$1,752
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.79%	1.87%	1.91	%(E)
Before (waiver/reimbursement) recapture	1.79%	1.87%	1.91	%(E)
Net investment income (loss) to average net assets	0.68%	0.90%	0.49	%(E)
Portfolio turnover rate	121%	117%	35	%(D)

(A)	Commenced operations November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period/year	Transamerica Large Cap Value
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$11.81	$10.31	$10.00
Investment operations
Net investment income (loss)(B)	0.22	0.22	0.13
Net realized and unrealized gain (loss)	3.13	1.51	0.30
Total investment operations	3.35	1.73	0.43
Distributions
Net investment income	(0.24)	(0.23)	(0.12)
Net realized gains	(0.64)	—	—
Total distributions	(0.88)	(0.23)	(0.12)
Net asset value
End of period/year	$14.28	$11.81	$10.31
Total return(C)	30.11%	17.00%	4.31	%(D)
Net assets at end of period/year (000’s)	$16,805	$3,550	$7,855
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.79%	0.83%	0.95	%(E)
Before (waiver/reimbursement) recapture	0.79%	0.83%	0.95	%(E)
Net investment income (loss) to average net assets	1.64%	2.01%	1.38	%(E)
Portfolio turnover rate	121%	117%	35	%(D)

(A)	Commenced operations November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Large Cap Value
	Class I2
	October 31, 2013	October 31, 2012	October 31, 2011 (A)
Net asset value
Beginning of period/year	$11.80	$10.32	$10.00
Investment operations
Net investment income (loss)(B)	0.24	0.23	0.16
Net realized and unrealized gain (loss)	3.12	1.49	0.30
Total investment operations	3.36	1.72	0.46
Distributions
Net investment income	(0.25)	(0.24)	(0.14)
Net realized gains	(0.64)	—	—
Total distributions	(0.89)	(0.24)	(0.14)
Net asset value
End of period/year	$14.27	$11.80	$10.32
Total return(C)	30.25%	16.90%	4.60	%(D)
Net assets at end of period/year (000’s)	$1,505,170	$1,320,011	$1,328,468
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.69%	0.73%	0.76	%(E)
Before (waiver/reimbursement) recapture	0.69%	0.73%	0.76	%(E)
Net investment income (loss) to average net assets	1.89%	2.04%	1.61	%(E)
Portfolio turnover rate	121%	117%	35	%(D)

(A)	Commenced operations November 15, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout the period	Transamerica MLP & Energy Income
	Class A		Class C		Class I		Class I2
	October 31, 2013 (A)		October 31, 2013 (A)		October 31, 2013 (A)		October 31, 2013 (A)
Net asset value
Beginning of period	$10.00		$10.00		$10.00		$10.00
Investment operations
Net investment income (loss)(B)	0.13		0.09		0.14		0.12
Net realized and unrealized gain (loss)	0.20		0.20		0.20		0.22
Total investment operations	0.33		0.29		0.34		0.34
Distributions
Net investment income	(0.05)		(0.04)		(0.06)		(0.06)
Total distributions	(0.05)		(0.04)		(0.06)		(0.06)
Net asset value
End of period	$10.28		$10.25		$10.28		$10.28
Total return(C)	3.35	%(D)	2.90	%(D)	3.40	%(D)	3.42	%(D)
Net assets end of period (000’s)	$16,419		$5,008		$9,582		$206,668
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.65	%(E)	2.35	%(E)	1.35	%(E)	1.29	%(E)
Before (waiver/reimbursement) recapture	1.65	%(E)	2.39	%(E)	1.42	%(E)	1.29	%(E)
Net investment income (loss) to average net assets	2.67	%(E)	1.71	%(E)	2.82	%(E)	2.29	%(E)
Portfolio turnover rate	28	%(D)	28	%(D)	28	%(D)	28	%(D)

(A)	Commenced operations April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Money Market
	Class A
	October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations
Net investment income (loss)(A)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net realized and unrealized gain (loss)	—		—		—		—	(B)	—	(B)
Total investment operations	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net equalization credits and charges	—		—		—		—	(B)	—
Distributions
Net investment income	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Total distributions	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return(C)	0.01%		0.01%		—	%(D)	0.01%		0.21%
Net assets end of year (000’s)	$90,423		$95,801		$112,490		$119,744		$146,598
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture(E)	0.24%		0.27%		0.20%		0.22%		0.60%
Before (waiver/reimbursement) recapture	1.09%		1.17%		1.26%		1.19%		1.11%
Net investment income (loss) to average net assets	—	%(D)	—	%(D)	—	%(D)	—	%(D)	0.20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Money Market
	Class B
	October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations
Net investment income (loss)(A)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net realized and unrealized gain (loss)	—		—		—		—	(B)	—	(B)
Total investment operations	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net equalization credits and charges	—		—		—		—	(B)	—
Distributions
Net investment income	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Total distributions	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return(C)	0.01%		0.01%		—	%(D)	0.01%		0.08%
Net assets end of year (000’s)	$6,189		$9,289		$15,318		$19,442		$35,612
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture(E)	0.24%		0.27%		0.20%		0.21%		0.73%
Before (waiver/reimbursement) recapture	1.82%		1.84%		1.89%		1.81%		1.75%
Net investment income (loss) to average net assets	—	%(D)	—	%(D)	—	%(D)	—	%(D)	0.08%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each year	Transamerica Money Market
	Class C
	October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations
Net investment income (loss)(A)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net realized and unrealized gain (loss)	—		—		—		—	(B)	—	(B)
Total investment operations	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net equalization credits and charges	—		—		—		—	(B)	—
Distributions
Net investment income	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Total distributions	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return(C)	0.01%		—	%(D)	—	%(D)	0.01%		0.07%
Net assets end of year (000’s)	$30,196		$31,391		$36,078		$33,800		$46,177
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture(E)	0.24%		0.27%		0.20%		0.22%		0.76%
Before (waiver/reimbursement) recapture	1.64%		1.67%		1.73%		1.66%		1.64%
Net investment income (loss) to average net assets	—	%(D)	—	%(D)	—	%(D)	—	%(D)	0.07%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period/year	Transamerica Money Market
	Class I
	October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010 (A)
Net asset value
Beginning of period/year	$1.00		$1.00		$1.00		$1.00
Investment operations
Net investment income (loss)(B)	—	(C)	—	(C)	—	(C)	—	(C)
Net realized and unrealized gain (loss)	—		—		—		—	(C)
Total investment operations	—	(C)	—	(C)	—	(C)	—	(C)
Net equalization credits and charges	—		—		—		—	(C)
Distributions
Net investment income	—	(C)	—	(C)	—	(C)	—	(C)
Total distributions	—	(C)	—	(C)	—	(C)	—	(C)
Net asset value
End of period/year	$1.00		$1.00		$1.00		$1.00
Total return(D)	0.04%		0.02%		0.01%		0.01	%(E)
Net assets end of period/year (000’s)	$22,305		$25,460		$55		$55
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture(F)	0.21%		0.26%		0.19%		0.22	%(G)
Before (waiver/reimbursement) recapture	0.71%		0.72%		3.60%		3.17	%(G)
Net investment income (loss) to average net assets	0.04%		0.02%		0.02	%(G)	0.01	%(G)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.
(G)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Money Market
	Class I2 (A)
	October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations
Net investment income (loss)(B)	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Net realized and unrealized gain (loss)	—		—		—		—	(C)	—	(C)
Total investment operations	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Net equalization credits and charges	—		—		—		—	(C)	—
Distributions
Net investment income	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Total distributions	—	(C)	—	(C)	—	(C)	—	(C)	—	(C)
Net asset value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return(D)	0.04%		0.03%		0.01%		0.01%		0.35%
Net assets end of year (000’s)	$130,531		$652,465		$17,612		$21,773		$34,119
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture(E)	0.21%		0.25%		0.19%		0.21%		0.45%
Before (waiver/reimbursement) recapture	0.49%		0.50%		0.55%		0.50%		0.53%
Net investment income (loss) to average net assets	0.03%		0.03%		0.02%		0.01%		0.36%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$22.15	$23.34	$21.40	$17.85		$16.44
Investment operations
Net investment income (loss)(A)	0.23	0.26	0.25	0.52		0.28
Net realized and unrealized gain (loss)	2.88	1.94	1.94	3.55		2.47
Total investment operations	3.11	2.20	2.19	4.07		2.75
Distributions
Net investment income	(0.25)	(0.31)	(0.25)	(0.52)		(0.31)
Net realized gains	(0.78)	(3.08)	—	—		(1.03)
Total distributions	(1.03)	(3.39)	(0.25)	(0.52)		(1.34)
Net asset value
End of year	$24.23	$22.15	$23.34	$21.40		$17.85
Total return(B)	14.61%	11.27%	10.26%	23.08%		18.43%
Net assets end of year (000’s)	$152,382	$125,266	$107,146	$95,258		$60,279
Ratio and supplemental data
Expenses to average net assets(C)
After (waiver/reimbursement) recapture	1.36%	1.47%	1.46%	1.56	%(D)	1.73	%(D)
Before (waiver/reimbursement) recapture	1.36%	1.43%	1.49%	1.56	%(D)	1.73	%(D)
Net investment income (loss) to average net assets	0.99%	1.20%	1.09%	2.67%		1.72%
Portfolio turnover rate	126%	153%	263%	99%		100%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Does not include expenses of the investment companies in which the fund invests.
(D)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01% and 0.02% for 2010 and 2009, respectively.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Multi-Managed Balanced
	Class B
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$22.01	$23.23	$21.34	$17.79		$16.37
Investment operations
Net investment income (loss)(A)	0.03	0.08	0.06	0.33		0.16
Net realized and unrealized gain (loss)	2.87	1.92	1.92	3.58		2.45
Total investment operations	2.90	2.00	1.98	3.91		2.61
Distributions
Net investment income	(0.04)	(0.14)	(0.09)	(0.36)		(0.17)
Net realized gains	(0.78)	(3.08)	—	—		(1.03)
Total distributions	(0.82)	(3.22)	(0.09)	(0.36)		(1.20)
Net asset value
End of year	$24.09	$22.01	$23.23	$21.34		$17.79
Total return(B)	13.66%	10.30%	9.33%	22.15%		17.50%
Net assets end of year (000’s)	$8,186	$9,074	$9,996	$14,658		$17,787
Ratio and supplemental data
Expenses to average net assets(C)
After (waiver/reimbursement) recapture	2.24%	2.33%	2.29%	2.34	%(D)	2.46	%(D)
Before (waiver/reimbursement) recapture	2.24%	2.29%	2.32%	2.34	%(D)	2.46	%(D)
Net investment income (loss) to average net assets	0.13%	0.36%	0.25%	1.73%		1.02%
Portfolio turnover rate	126%	153%	263%	99%		100%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Does not include expenses of the investment companies in which the fund invests.
(D)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$21.85	$23.09	$21.20	$17.69		$16.30
Investment operations
Net investment income (loss)(A)	0.08	0.13	0.13	0.40		0.18
Net realized and unrealized gain (loss)	2.85	1.92	1.91	3.53		2.46
Total investment operations	2.93	2.05	2.04	3.93		2.64
Distributions
Net investment income	(0.12)	(0.21)	(0.15)	(0.42)		(0.22)
Net realized gains	(0.78)	(3.08)	—	—		(1.03)
Total distributions	(0.90)	(3.29)	(0.15)	(0.42)		(1.25)
Net asset value
End of year	$23.88	$21.85	$23.09	$21.20		$17.69
Total return(B)	13.90%	10.63%	9.63%	22.43%		17.80%
Net assets end of year (000’s)	$95,601	$62,789	$38,868	$24,194		$16,933
Ratio and supplemental data
Expenses to average net assets(C)
After (waiver/reimbursement) recapture	1.98%	2.04%	2.03%	2.11	%(D)	2.27	%(D)
Before (waiver/reimbursement) recapture	1.98%	2.01%	2.05%	2.11	%(D)	2.27	%(D)
Net investment income (loss) to average net assets	0.36%	0.61%	0.55%	2.09%		1.15%
Portfolio turnover rate	126%	153%	263%	99%		100%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Does not include expenses of the investment companies in which the fund invests.
(D)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01% and 0.02% for 2010 and 2009, respectively.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$22.22	$23.40	$21.46	$18.49
Investment operations
Net investment income (loss)(B)	0.32	0.36	0.38	0.57
Net realized and unrealized gain (loss)	2.89	1.94	1.91	2.98
Total investment operations	3.21	2.30	2.29	3.55
Distributions
Net investment income	(0.34)	(0.40)	(0.35)	(0.58)
Net realized gains	(0.78)	(3.08)	—	—
Total distributions	(1.12)	(3.48)	(0.35)	(0.58)
Net asset value
End of period/year	$24.31	$22.22	$23.40	$21.46
Total return(C)	15.07%	11.76%	10.70%	19.52	%(D)
Net assets end of period/year (000’s)	$174,902	$176,788	$12,086	$265
Ratio and supplemental data
Expenses to average net assets(E)
After (waiver/reimbursement) recapture	0.98%	0.99%	1.00%	1.46	%(F),(G)
Before (waiver/reimbursement) recapture	0.98%	0.96%	1.01%	2.01	%(F),(G)
Net investment income (loss) to average net assets	1.39%	1.63%	1.61%	3.15	%(F)
Portfolio turnover rate	126%	153%	263%	99	%(D)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies in which the fund invests.
(F)	Annualized.
(G)	Includes extraordinary expenses. The impact of the extraordinary expenses was 0.01%.

For a share outstanding throughout each year	Transamerica Short-Term Bond
	Class A
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$10.51	$10.33	$10.53	$10.26	$9.44
Investment operations
Net investment income (loss)(A)	0.25	0.33	0.37	0.43	0.51
Net realized and unrealized gain (loss)	0.01	0.27	(0.16)	0.29	0.78
Total investment operations	0.26	0.60	0.21	0.72	1.29
Distributions
Net investment income	(0.27)	(0.35)	(0.39)	(0.45)	(0.47)
Net realized gains	(0.05)	(0.07)	(0.02)	—	—
Total distributions	(0.32)	(0.42)	(0.41)	(0.45)	(0.47)
Net asset value
End of year	$10.45	$10.51	$10.33	$10.53	$10.26
Total return(B)	2.46%	5.95%	2.01%	7.15%	13.40%
Net assets end of year (000’s)	$953,044	$793,493	$779,041	$856,959	$289,879
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.83%	0.83%	0.82%	0.83%	0.91%
Before (waiver/reimbursement) recapture	0.88%	0.89%	0.92%	0.97%	1.09%
Net investment income (loss) to average net assets	2.38%	3.22%	3.58%	4.16%	5.14%
Portfolio turnover rate	73%	61%	51%	54%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each year	Transamerica Short-Term Bond
	Class C
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$10.49	$10.31	$10.51	$10.24	$9.42
Investment operations
Net investment income (loss)(A)	0.17	0.25	0.29	0.36	0.43
Net realized and unrealized gain (loss)	0.01	0.27	(0.17)	0.28	0.80
Total investment operations	0.18	0.52	0.12	0.64	1.23
Distributions
Net investment income	(0.19)	(0.27)	(0.30)	(0.37)	(0.41)
Net realized gains	(0.05)	(0.07)	(0.02)	—	—
Total distributions	(0.24)	(0.34)	(0.32)	(0.37)	(0.41)
Net asset value
End of year	$10.43	$10.49	$10.31	$10.51	$10.24
Total return(B)	1.67%	5.15%	1.23%	6.32%	12.74%
Net assets end of year (000’s)	$867,319	$837,435	$846,464	$834,859	$317,130
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.60%	1.59%	1.59%	1.59%	1.65%
Before (waiver/reimbursement) recapture	1.60%	1.59%	1.59%	1.63%	1.74%
Net investment income (loss) to average net assets	1.63%	2.46%	2.81%	3.40%	4.38%
Portfolio turnover rate	73%	61%	51%	54%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period/year	Transamerica Short-Term Bond
	Class I
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$10.33	$10.15	$10.35	$10.14
Investment operations
Net investment income (loss)(B)	0.26	0.35	0.38	0.39
Net realized and unrealized gain (loss)	0.01	0.26	(0.16)	0.24
Total investment operations	0.27	0.61	0.22	0.63
Distributions
Net investment income	(0.28)	(0.36)	(0.40)	(0.42)
Net realized gains	(0.05)	(0.07)	(0.02)	—
Total distributions	(0.33)	(0.43)	(0.42)	(0.42)
Net asset value
End of period/year	$10.27	$10.33	$10.15	$10.35
Total return(C)	2.66%	6.21%	2.16%	6.34	%(D)
Net assets end of period/year (000’s)	$485,299	$368,296	$270,667	$198,461
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.63%	0.63%	0.64%	0.65	%(E)
Before (waiver/reimbursement) recapture	0.63%	0.63%	0.64%	0.67	%(E)
Net investment income (loss) to average net assets	2.58%	3.40%	3.75%	4.17	%(E)
Portfolio turnover rate	73%	61%	51%	54	%(D)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each year	Transamerica Short-Term Bond
	Class I2 (A)
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$10.32	$10.14	$10.34	$10.08	$9.28
Investment operations
Net investment income (loss)(B)	0.28	0.36	0.40	0.46	0.50
Net realized and unrealized gain (loss)	0.01	0.26	(0.17)	0.27	0.80
Total investment operations	0.29	0.62	0.23	0.73	1.30
Distributions
Net investment income	(0.29)	(0.37)	(0.41)	(0.47)	(0.50)
Net realized gains	(0.05)	(0.07)	(0.02)	—	—
Total distributions	(0.34)	(0.44)	(0.43)	(0.47)	(0.50)
Net asset value
End of year	$10.27	$10.32	$10.14	$10.34	$10.08
Total return(C)	2.86%	6.31%	2.28%	7.37%	14.44%
Net assets end of year (000’s)	$1,561,883	$1,521,804	$924,917	$999,064	$710,660
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.53%	0.53%	0.53%	0.53%	0.63%
Before (waiver/reimbursement) recapture	0.53%	0.53%	0.53%	0.58%	0.69%
Net investment income (loss) to average net assets	2.71%	3.50%	3.87%	4.52%	5.14%
Portfolio turnover rate	73%	61%	51%	54%	77%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period/year	Transamerica Small Cap Growth
	Class A
	October 31, 2013		October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.38		$10.00
Investment operations
Net investment income (loss)(B)	(0.08)		(0.02)
Net realized and unrealized gain (loss)	3.07		(0.60)
Total investment operations	2.99		(0.62)
Distributions
Net investment income	—	(C)	—
Total distributions	—	(C)	—
Net asset value
End of period/year	$12.37		$9.38
Total return(D)	31.90%		(6.20	)%(E)
Net assets end of period/year (000’s)	$591		$236
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.29%		1.45	%(F)
Before (waiver/reimbursement) recapture	1.29%		1.52	%(F)
Net investment income (loss) to average net assets	(0.70)%		(1.17	)%(F)
Portfolio turnover rate	74%		11	%(E)

(A)	Commenced operations August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or year ended:

For a share outstanding throughout each period/year	Transamerica Small Cap Growth
	Class C
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.37	$10.00
Investment operations
Net investment income (loss)(B)	(0.14)	(0.03)
Net realized and unrealized gain (loss)	3.05	(0.60)
Total investment operations	2.91	(0.63)
Net asset value
End of period/year	$12.28	$9.37
Total return(C)	31.06%	(6.30	)%(D)
Net assets end of period/year (000’s)	$404	$234
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.95%	2.15	%(E)
Before (waiver/reimbursement) recapture	1.95%	2.21	%(E)
Net investment income (loss) to average net assets	(1.32)%	(1.89	)%(E)
Portfolio turnover rate	74%	11	%(D)

(A)	Commenced operations August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period/year	Transamerica Small Cap Growth
	Class I
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.39	$10.00
Investment operations
Net investment income (loss)(B)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	3.05	(0.60)
Total investment operations	3.01	(0.61)
Distributions
Net investment income	(0.01)	—
Total distributions	(0.01)	—
Net asset value
End of period/year	$12.39	$9.39
Total return(C)	32.08%	(6.10	)%(D)
Net assets end of period/year (000’s)	$490	$235
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.04%	1.15	%(E)
Before (waiver/reimbursement) recapture	1.02%	1.31	%(E)
Net investment income (loss) to average net assets	(0.41)%	(0.89	)%(E)
Portfolio turnover rate	74%	11	%(D)

(A)	Commenced operations August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Small Cap Growth
	Class I2
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.39	$10.00
Investment operations
Net investment income (loss)(B)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	3.07	(0.60)
Total investment operations	3.03	(0.61)
Distributions
Net investment income	(0.01)	—
Total distributions	(0.01)	—
Net asset value
End of period/year	$12.41	$9.39
Total return(C)	32.32%	(6.10	)%(D)
Net assets end of period/year (000’s)	$562,770	$239,395
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.91%	1.15	%(E)
Before (waiver/reimbursement) recapture	0.90%	1.21	%(E)
Net investment income (loss) to average net assets	(0.33)%	(0.87	)%(E)
Portfolio turnover rate	74%	11	%(D)

(A)	Commenced operations August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period/year	Transamerica Small Cap Value
Class A
October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.83	$10.00
Investment operations
Net investment income (loss)(B)	0.06	0.04
Net realized and unrealized gain (loss)	3.39	(0.21)
Total investment operations	3.45	(0.17)
Distributions
Net investment income	(0.07)	—
Net realized gains	—	(C)	—
Total distributions	(0.07)	—
Net asset value
End of period/year	$13.21	$9.83
Total return(D)	35.30%	(1.70	)%(E)
Net assets end of period/year (000’s)	$996	$268
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	1.37%	1.36	%(G)
Before (waiver/reimbursement) recapture	1.37%	1.36	%(G)
Net investment income (loss) to average net assets	0.50%	0.91	%(G)
Portfolio turnover rate	49%	22	%(E)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Small Cap Value
	Class C
	October 31, 2013		October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.79		$10.00
Investment operations
Net investment income (loss)(B)	—	(C)	0.01
Net realized and unrealized gain (loss)	3.38		(0.22)
Total investment operations	3.38		(0.21)
Distributions
Net investment income	(0.02)		—
Net realized gains	—	(C)	—
Total distributions	(0.02)		—
Net asset value
End of period/year	$13.15		$9.79
Total return(D)	34.65%		(2.10	)%(E)
Net assets end of period/year (000’s)	$635		$251
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	1.98%		2.04	%(G)
Before (waiver/reimbursement) recapture	1.98%		2.04	%(G)
Net investment income (loss) to average net assets	—	%(H)	0.24	%(G)
Portfolio turnover rate	49%		22	%(E)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.
(H)	Rounds to less than 0.01%.

For a share outstanding throughout each period/year	Transamerica Small Cap Value
Class I
October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.84	$10.00
Investment operations
Net investment income (loss)(B)	0.12	0.06
Net realized and unrealized gain (loss)	3.38	(0.22)
Total investment operations	3.50	(0.16)
Distributions
Net investment income	(0.08)	—
Net realized gains	—	(C)	—
Total distributions	(0.08)	—
Net asset value
End of period/year	$13.26	$9.84
Total return(D)	35.87%	(1.60	)%(E)
Net assets end of period/year (000’s)	$719	$371
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	1.03%	1.12	%(G)
Before (waiver/reimbursement) recapture	1.03%	1.12	%(G)
Net investment income (loss) to average net assets	1.01%	1.17	%(G)
Portfolio turnover rate	49%	22	%(E)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Small Cap Value
Class I2
October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of period/year	$9.84	$10.00
Investment operations
Net investment income (loss)(B)	0.12	0.06
Net realized and unrealized gain (loss)	3.40	(0.22)
Total investment operations	3.52	(0.16)
Distributions
Net investment income	(0.09)	—
Net realized gains	—	(C)	—
Total distributions	(0.09)	—
Net asset value
End of period/year	$13.27	$9.84
Total return(D)	36.06%	(1.60	)%(E)
Net assets end of period/year (000’s)	$737,250	$288,664
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.92%	1.01	%(G)
Before (waiver/reimbursement) recapture	0.92%	1.01	%(G)
Net investment income (loss) to average net assets	1.06%	1.30	%(G)
Portfolio turnover rate	49%	22	%(E)

(A)	Commenced operations April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.

For a share outstanding throughout each year	Transamerica Small/Mid Cap Value
Class A
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$21.86	$20.65	$18.89	$14.72	$12.70
Investment operations
Net investment income (loss)(A)	0.11	0.11	(0.06)	(0.02)	—	(B)
Net realized and unrealized gain (loss)	7.18	2.24	1.82	4.19	2.33
Total investment operations	7.29	2.35	1.76	4.17	2.33
Distributions
Net investment income	(0.10)	—	(B)	—	—	(0.31)
Net realized gains	—	(1.14)	—	—	—
Total distributions	(0.10)	(1.14)	—	—	(0.31)
Net asset value
End of year	$29.05	$21.86	$20.65	$18.89	$14.72
Total return(C)	33.47%	12.28%	9.32%	28.33%	19.12%
Net assets end of year (000’s)	$519,376	$332,085	$323,147	$283,240	$201,569
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.38%	1.41%	1.43%	1.47%	1.59%
Before (waiver/reimbursement) recapture	1.38%	1.41%	1.43%	1.47%	1.59%
Net investment income (loss) to average net assets	0.44%	0.50%	(0.27)%	(0.12)%	—	%(D)
Portfolio turnover rate	97%	74%	174%	57%	101%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Rounds to less than 0.01% or (0.01)%.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Small/Mid Cap Value
Class B
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$20.55	$19.60	$18.05	$14.16	$12.19
Investment operations
Net investment income (loss)(A)	(0.05)	(0.03)	(0.20)	(0.12)	(0.08)
Net realized and unrealized gain (loss)	6.73	2.12	1.75	4.01	2.26
Total investment operations	6.68	2.09	1.55	3.89	2.18
Distributions
Net investment income	—	—	(B)	—	—	(0.21)
Net realized gains	—	(1.14)	—	—	—
Total distributions	—	(1.14)	—	—	(0.21)
Net asset value
End of year	$27.23	$20.55	$19.60	$18.05	$14.16
Total return(C)	32.51%	11.58%	8.59%	27.47%	18.37%
Net assets end of year (000’s)	$32,286	$29,615	$33,830	$38,355	$34,573
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.08%	2.08%	2.09%	2.12%	2.24%
Before (waiver/reimbursement) recapture	2.08%	2.08%	2.09%	2.12%	2.24%
Net investment income (loss) to average net assets	(0.22)%	(0.16)%	(0.95)%	(0.74)%	(0.66)%
Portfolio turnover rate	97%	74%	174%	57%	101%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Small/Mid Cap Value
Class C
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$20.33	$19.40	$17.86	$14.00	$12.10
Investment operations
Net investment income (loss)(A)	(0.05)	(0.02)	(0.18)	(0.12)	(0.08)
Net realized and unrealized gain (loss)	6.67	2.09	1.72	3.98	2.23
Total investment operations	6.62	2.07	1.54	3.86	2.15
Distributions
Net investment income	—	—	(B)	—	—	(0.25)
Net realized gains	—	(1.14)	—	—	—
Total distributions	—	(1.14)	—	—	(0.25)
Net asset value
End of year	$26.95	$20.33	$19.40	$17.86	$14.00
Total return(C)	32.56%	11.60%	8.62%	27.57%	18.42%
Net assets end of year (000’s)	$288,038	$198,356	$181,765	$169,903	$115,960
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	2.03%	2.04%	2.05%	2.07%	2.20%
Before (waiver/reimbursement) recapture	2.03%	2.04%	2.05%	2.07%	2.20%
Net investment income (loss) to average net assets	(0.20)%	(0.13)%	(0.89)%	(0.73)%	(0.63)%
Portfolio turnover rate	97%	74%	174%	57%	101%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Small/Mid Cap Value
Class I
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010 (A)
Net asset value
Beginning of period/year	$22.38	$21.03	$19.15	$15.44
Investment operations
Net investment income (loss)(B)	0.22	0.20	0.05	(0.02)
Net realized and unrealized gain (loss)	7.34	2.29	1.83	3.73
Total investment operations	7.56	2.49	1.88	3.71
Distributions
Net investment income	(0.20)	—	(C)	—	—
Net realized gains	—	(1.14)	—	—
Total distributions	(0.20)	(1.14)	—	—
Net asset value
End of period/year	$29.74	$22.38	$21.03	$19.15
Total return(D)	34.02%	12.75%	9.82%	24.03	%(E)
Net assets end of period/year (000’s)	$180,096	$105,664	$68,499	$40,346
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.98%	0.97%	1.00%	1.04	%(F)
Before (waiver/reimbursement) recapture	0.98%	0.97%	1.00%	1.04	%(F)
Net investment income (loss) to average net assets	0.84%	0.93%	0.24%	(0.11	)%(F)
Portfolio turnover rate	97%	74%	174%	57	%(E)

(A)	Commenced operations November 30, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding throughout each year	Transamerica Small/Mid Cap Value
Class I2 (A)
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$22.41	$21.03	$19.13	$14.82	$12.81
Investment operations
Net investment income (loss)(B)	0.25	0.22	0.06	0.08	0.11
Net realized and unrealized gain (loss)	7.34	2.30	1.84	4.23	2.31
Total investment operations	7.59	2.52	1.90	4.31	2.42
Distributions
Net investment income	(0.22)	—	(C)	—	—	(0.41)
Net realized gains	—	(1.14)	—	—	—
Total distributions	(0.22)	(1.14)	—	—	(0.41)
Net asset value
End of year	$29.78	$22.41	$21.03	$19.13	$14.82
Total return(D)	34.14%	12.90%	9.93%	29.00%	19.85%
Net assets end of year (000’s)	$21,692	$15,545	$12,935	$15,893	$10,746
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.87%	0.87%	0.88%	0.88%	0.91%
Before (waiver/reimbursement) recapture	0.87%	0.87%	0.88%	0.88%	0.91%
Net investment income (loss) to average net assets	0.96%	1.03%	0.26%	0.47%	0.89%
Portfolio turnover rate	97%	74%	174%	57%	101%

(A)	Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 Shares.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Tactical Allocation
	Class A	Class C	Class I
	October 31, 2013 (A)	October 31, 2013 (A)	October 31, 2013 (A)
Net asset value
Beginning of year	$10.00	$10.00	$10.00
Investment operations
Net investment income (loss)(B)	0.13	0.04	0.14
Net realized and unrealized gain (loss)	0.54	0.56	0.56
Total investment operations	0.67	0.60	0.70
Distributions
Net investment income	(0.39)	(0.40)	(0.48)
Total distributions	(0.39)	(0.40)	(0.48)
Net asset value
End of year	$10.28	$10.20	$10.22
Total return(C)	6.91%	6.18%	7.32%
Net assets end of year (000’s)	$4,050	$5,909	$1,533
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.15%	1.85%	0.85%
Before (waiver/reimbursement) recapture	3.06%	3.72%	2.73%
Net investment income (loss) to average net assets	1.33%	0.43%	1.36%
Portfolio turnover rate	425%	425%	425%

(A)	Commenced operations October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the investment companies in which the fund invests.

For a share outstanding throughout each year	Transamerica Tactical Income
	Class A
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of year	$10.25	$10.00
Investment operations
Net investment income (loss)(B)	0.34	0.33
Net realized and unrealized gain (loss)	0.10	0.45
Total investment operations	0.44	0.78
Distributions
Net investment income	(0.47)	(0.53)
Net realized gains	(0.04)	—
Return of capital	(0.02)	—
Total distributions	(0.53)	(0.53)
Net asset value
End of year	$10.16	$10.25
Total return(C)	4.49%	8.02%
Net assets end of year (000’s)	$342,367	$254,763
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.88%	0.92%
Before (waiver/reimbursement) recapture	0.93%	0.98%
Net investment income (loss) to average net assets	3.32%	3.27%
Portfolio turnover rate	237%	142%

(A)	Commenced operations October 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the underlying investment companies in which the fund invests.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Tactical Income
	Class C
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of year	$10.22	$10.00
Investment operations
Net investment income (loss)(B)	0.25	0.25
Net realized and unrealized gain (loss)	0.11	0.46
Total investment operations	0.36	0.71
Distributions
Net investment income	(0.40)	(0.49)
Net realized gains	(0.04)	—
Return of capital	(0.02)	—
Total distributions	(0.46)	(0.49)
Net asset value
End of year	$10.12	$10.22
Total return(C)	3.63%	7.26%
Net assets end of year (000’s)	$464,339	$279,728
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.63%	1.67%
Before (waiver/reimbursement) recapture	1.63%	1.68%
Net investment income (loss) to average net assets	2.54%	2.48%
Portfolio turnover rate	237%	142%

(A)	Commenced operations October 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the underlying investment companies in which the fund invests.

For a share outstanding throughout each year	Transamerica Tactical Income
	Class I
	October 31, 2013	October 31, 2012 (A)
Net asset value
Beginning of year	$10.26	$10.00
Investment operations
Net investment income (loss)(B)	0.36	0.37
Net realized and unrealized gain (loss)	0.10	0.44
Total investment operations	0.46	0.81
Distributions
Net investment income	(0.50)	(0.55)
Net realized gains	(0.04)	—
Return of capital	(0.02)	—
Total distributions	(0.56)	(0.55)
Net asset value
End of year	$10.16	$10.26
Total return(C)	4.62%	8.35%
Net assets end of year (000’s)	$270,502	$240,339
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.67%	0.67%
Before (waiver/reimbursement) recapture	0.65%	0.72%
Net investment income (loss) to average net assets	3.57%	3.61%
Portfolio turnover rate	237%	142%

(A)	Commenced operations October 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the underlying investment companies in which the fund invests.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the year ended:

For a share outstanding throughout each year	Transamerica Tactical Rotation
	Class A	Class C	Class I
	October 31, 2013 (A)	October 31, 2013 (A)	October 31, 2013 (A)
Net asset value
Beginning of year	$10.00	$10.00	$10.00
Investment operations
Net investment income (loss)(B)	0.05	(0.03)	0.07
Net realized and unrealized gain (loss)	1.56	1.56	1.57
Total investment operations	1.61	1.53	1.64
Distributions
Net investment income	(0.49)	(0.48)	(0.55)
Total distributions	(0.49)	(0.48)	(0.55)
Net asset value
End of year	$11.12	$11.05	$11.09
Total return(C)	16.86%	16.03%	17.26%
Net assets end of year (000’s)	$6,456	$3,840	$2,824
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	1.15%	1.85%	0.85%
Before (waiver/reimbursement) recapture	3.94%	4.69%	3.63%
Net investment income (loss) to average net assets	0.45%	(0.28)%	0.67%
Portfolio turnover rate	301%	301%	301%

(A)	Commenced operations October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Does not include expenses of the underlying investment companies in which the fund invests.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS

At October 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Enhanced Muni, Transamerica Income & Growth, Transamerica Tactical Allocation, and Transamerica Tactical Rotation commenced operations on October 31, 2012. Transamerica Dividend Focused and Transamerica International Small Cap Value commenced operations on January 4, 2013. Transamerica MLP & Energy Income commenced operations on April 30, 2013. Transamerica High Yield Muni commenced operations on July 31, 2013.

Transamerica Capital Growth, Transamerica Diversified Equity, Transamerica Dividend Focused, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Enhanced Muni, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Income & Growth, Transamerica International Bond, Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Large Cap Growth, Transamerica Large Cap Value, Transamerica MLP & Energy Income, Transamerica Money Market, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Tactical Allocation, Transamerica Tactical Income and Transamerica Tactical Rotation (each, a “Fund” and collectively, the “Funds”) are series of the Trust.

Transamerica Emerging Markets Debt, Transamerica High Yield Muni, Transamerica MLP & Energy Income and Transamerica International Bond are “non-diversified” funds, as defined under the 1940 Act.

Effective February 10, 2012, Class P shares of the following funds were converted into Class I shares: Transamerica High Yield Bond, Transamerica Money Market, Transamerica Capital Growth, Transamerica Growth Opportunities, Transamerica Multi-Managed Balanced, and Transamerica Diversified Equity. Effective March 1, 2012, Transamerica International Bond began offering three new classes of shares: Class A, Class C, and Class I.

Transamerica Diversified Equity has six classes of shares: Class A, Class B, Class C, Class I, Class I2, and Class T. Transamerica Capital Growth, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Money Market, and Transamerica Small/Mid Cap Value currently have five classes of shares: Class A, Class B, Class C, Class I, and Class I2. Transamerica Multi-Managed Balanced currently has four classes of shares: Class A, Class B, Class C, and Class I. Transamerica Dividend Focused, Transamerica Income & Growth, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica International Bond, Transamerica International Equity, Transamerica Large Cap Growth, Transamerica Large Cap Value, Transamerica MLP & Energy Income, Transamerica Short-Term Bond, Transamerica Small Cap Growth, and Transamerica Small Cap Value currently have four classes of shares: Class A, Class C, Class I, and Class I2. Transamerica Enhanced Muni, Transamerica High Yield Muni, Transamerica Tactical Allocation, Transamerica Tactical Income, and Transamerica Tactical Rotation currently have three classes of shares: Class A, Class C, and Class I. Transamerica International Small Cap Value currently has two classes of shares: Class I and Class I2. Each of the above classes has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. As of November 1, 2013, Class B shares were no longer available to existing investors except for exchanges and dividend and capital gains reinvestment.

This report must be accompanied by the Funds’ current prospectuses which contain additional information about the Funds, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Funds. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Funds, such as the custodian, the transfer agent, the administrator, the distributor, the Funds’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Funds by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Funds and for making decisions to buy, hold or sell a particular security.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Funds by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Funds; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each fund’s investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and its dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Funds. State Street performs back office services to support TFS, including furnishing financial and performance information about the Funds for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Funds, as numerated within the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Company serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of October 31, 2013. No individual fund has a significant holding in the Navigator.

By lending securities, a Fund seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statements of Operations. Income from loaned securities in the Statements of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at October 31, 2013 are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at October 31, 2013 are shown in the Schedules of Investments on a gross basis.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Funds may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statements of Operations.

Forward foreign currency contracts: The Funds are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Transamerica Money Market (“Money Market”), enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2013 are listed in the Schedules of Investments.

Option contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of Money Market, enter into option contracts to manage exposure to various market fluctuations. Funds purchase or write put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When a Fund writes a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Inflation-capped options: A Fund purchases or writes inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Foreign currency options: The Funds may write or purchase foreign currency options. Purchasing foreign currency options gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle swaption contracts: The Funds enter into straddle swaption contracts. A straddle swaption is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

The underlying face amounts of open option and swaption contracts at October 31, 2013 are listed in the Schedules of Investments.

Transactions in written options were as follows:

Transamerica Multi Managed Balanced	Premiums	Contracts
Balance at October 31, 2012	$—	—
Sales	231,960	667
Closing Buys	(211,876)	(601)
Expirations	—	—
Exercised	—	—

Balance at October 31, 2013	$20,084	66

There were no transactions in written swaptions during the year ended October 31, 2013.

Futures contracts: The Funds are subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at October 31, 2013 are listed in the Schedules of Investments.

The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Open balances are included in the payable or receivable for investments purchase or sold in the Statements of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Funds may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Delayed delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed delivery basis, the Funds do not participate in future gains and losses on the security.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable in the Statements of Assets and Liabilities.

The PIKs at October 31, 2013 are listed in the Schedules of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at October 31, 2013 are listed in the Schedules of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.

Commissions recaptured for the year ended October 31, 2013, are included in net realized gain (loss) in the Statements of Operations and are summarized as follows:

Fund Name	Commissions
Transamerica Capital Growth	$44,495
Transamerica Diversified Equity	248
Transamerica Dividend Focused	27,718
Transamerica Growth Opportunities	39,190
Transamerica International Equity	1,998
Transamerica International Small Cap Value	6,180
Transamerica Large Cap Growth	17,049
Transamerica Large Cap Value	52,511
Transamerica Multi-Managed Balanced	16,167
Transamerica Small Cap Growth	24,244
Transamerica Small Cap Value	195,029
Transamerica Small/Mid Cap Value	173,092

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Fair funds settlement: The Securities and Exchange Commission (“SEC”) had investigated several companies and found that there were some companies that conducted rapid in and out trading of mutual funds, known as market timing, through deceptive means. Through a SEC order the companies found to be market timing against mutual funds were required to pay amounts to compensate for the market timing activity. Amounts received as a result of the SEC order are included in the Statements of Changes in Net Assets.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Funds’ Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 2. (continued)

Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Fund’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the Underlying Funds. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 2. (continued)

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthrough. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthrough include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthrough are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2013, is disclosed in the Valuation Summary of each Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TAM, the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Short-Term Bond, Transamerica Tactical Allocation, Transamerica Tactical Income, and Transamerica Tactical Rotation.

TFS is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Funds.

At the commencement of operations, TAM invested in the Funds. As of October 31, 2013, TAM had investments in the Funds as follows:

Fund Name	Market Value	% of Fund’s Net Assets
Transamerica High Yield Muni
Class A	$257,159	25.30%
Class C	256,831	25.27
Class I	257,254	25.31

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

The following schedule reflects the percentage of each Fund’s assets owned by affiliated investment companies at October 31, 2013:

Transamerica Capital Growth	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$16,395,672	2.22%
Transamerica Asset Allocation-Growth Portfolio	80,709,881	10.94
Transamerica Asset Allocation-Moderate Growth Portfolio	105,648,978	14.32
Transamerica Asset Allocation-Moderate Portfolio	58,906,647	7.98
Transamerica Asset Allocation-Conservative VP	40,906,384	5.54
Transamerica Asset Allocation-Growth VP	19,281,733	2.61
Transamerica Asset Allocation-Moderate Growth VP	133,714,351	18.13
Transamerica Asset Allocation-Moderate VP	43,216,590	5.86
Total	$498,780,236	67.60%
Transamerica Diversified Equity	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$50,897,682	3.60%
Transamerica Asset Allocation-Growth Portfolio	139,680,848	9.88
Transamerica Asset Allocation-Moderate Growth Portfolio	228,215,506	16.13
Transamerica Asset Allocation-Moderate Portfolio	111,057,905	7.85
Total	$529,851,941	37.46%
Transamerica Dividend Focused	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$42,595,492	4.15%
Transamerica Asset Allocation-Growth Portfolio	169,105,774	16.46
Transamerica Asset Allocation-Moderate Growth Portfolio	272,236,853	26.49
Transamerica Asset Allocation-Moderate Portfolio	112,535,015	10.95
Transamerica Asset Allocation-Conservative VP	10,788,616	1.05
Transamerica Asset Allocation-Growth VP	20,195,227	1.97
Transamerica Asset Allocation-Moderate Growth VP	201,734,431	19.63
Transamerica Asset Allocation-Moderate VP	174,371,832	16.97
Transamerica ING Balanced Allocation VP	188,849	0.02
Transamerica ING Conservative Allocation VP	12,140	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	123,680	0.01
Total	$1,003,887,909	97.70%

Transamerica Emerging Markets Debt	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$16,664,586	2.63%
Transamerica Asset Allocation-Moderate Growth Portfolio	16,030,783	2.53
Transamerica Asset Allocation-Moderate Portfolio	28,368,810	4.47
Transamerica Multi-Manager Alternative Strategies Portfolio	20,755,510	3.27
Transamerica Asset Allocation-Conservative VP	30,321,293	4.78
Transamerica Asset Allocation-Moderate Growth VP	108,571,752	17.11
Transamerica Asset Allocation-Moderate VP	106,789,574	16.84
Transamerica ING Balanced Allocation VP	64	0.00	(A)
Transamerica ING Conservative Allocation VP	8	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	14	0.00	(A)
Transamerica International Moderate Growth VP	8,341,860	1.32
Total	$335,844,254	52.95%
Transamerica Emerging Markets Equity	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$4,319,913	1.94%
Transamerica Asset Allocation-Growth Portfolio	25,786,380	11.58
Transamerica Asset Allocation-Moderate Growth Portfolio	30,343,293	13.63
Transamerica Asset Allocation-Moderate Portfolio	11,988,057	5.39
Transamerica Multi-Manager International Portfolio	9,621,243	4.32
Transamerica Asset Allocation-Growth VP	23,939,089	10.75
Transamerica Asset Allocation-Moderate Growth VP	81,195,219	36.49
Transamerica Asset Allocation-Moderate VP	30,397,104	13.66
Transamerica ING Balanced Allocation VP	54,087	0.02
Transamerica ING Moderate Growth Allocation VP	27,358	0.01
Total	$217,671,743	97.79%

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Transamerica Flexible Income	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$15,219,661	6.23%
Transamerica Asset Allocation-Moderate Portfolio	41,024,617	16.78
Total	$56,244,278	23.01%
Transamerica Growth Opportunities	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$18,505,538	2.56%
Transamerica Asset Allocation-Growth Portfolio	52,875,642	7.33
Transamerica Asset Allocation-Moderate Growth Portfolio	104,721,831	14.51
Transamerica Asset Allocation-Moderate Portfolio	55,634,596	7.71
Transamerica Asset Allocation-Conservative VP	26,535,198	3.68
Transamerica Asset Allocation-Growth VP	22,041,276	3.05
Transamerica Asset Allocation-Moderate Growth VP	154,577,837	21.41
Transamerica Asset Allocation-Moderate VP	88,922,862	12.32
Transamerica ING Balanced Allocation VP	80,596	0.01
Transamerica ING Conservative Allocation VP	8,059	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	53,653	0.01
Total	$523,957,088	72.59%
Transamerica High Yield Bond	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$26,859,114	2.36%
Transamerica Asset Allocation-Moderate Growth Portfolio	41,093,756	3.61
Transamerica Asset Allocation-Moderate Portfolio	34,715,812	3.05
Transamerica Multi-Manager Alternative Strategies Portfolio	12,941,431	1.14
Transamerica Asset Allocation-Conservative VP	63,912,949	5.62
Transamerica Asset Allocation-Moderate Growth VP	155,297,688	13.67
Transamerica Asset Allocation-Moderate VP	179,657,230	15.81
Transamerica ING Balanced Allocation VP	109,301	0.01
Transamerica ING Conservative Allocation VP	16,394	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	53,628	0.00	(A)
Total	$514,657,303	45.27%

Transamerica Income & Growth	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$40,484,525	8.60%
Transamerica Asset Allocation-Moderate Growth VP	158,175,065	33.59
Transamerica Asset Allocation-Moderate VP	139,225,657	29.57
Transamerica ING Balanced Allocation VP	162,064	0.03
Transamerica ING Conservative Allocation VP	24,309	0.01
Transamerica ING Moderate Growth Allocation VP	81,390	0.02
Transamerica International Moderate Growth VP	21,318,122	4.53
Total	$359,471,132	76.35%
Transamerica International Bond	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,940,875	6.71%
Transamerica Asset Allocation-Moderate Growth Portfolio	14,926,110	11.21
Transamerica Asset Allocation-Moderate Portfolio	22,350,137	16.78
Transamerica Asset Allocation-Conservative VP	5,264,086	3.95
Transamerica Asset Allocation-Moderate Growth VP	44,702,317	33.58
Transamerica Asset Allocation-Moderate VP	32,549,306	24.44
Total	$128,732,831	96.67%
Transamerica International Equity	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$2,696,410	0.55%
Transamerica Asset Allocation-Growth Portfolio	42,729,379	8.77
Transamerica Asset Allocation-Moderate Growth Portfolio	35,221,724	7.23
Transamerica Asset Allocation-Moderate Portfolio	12,581,014	2.58
Transamerica Multi-Manager International Portfolio	44,266,962	9.09
Transamerica Asset Allocation-Conservative VP	1,180,952	0.24
Transamerica Asset Allocation-Growth VP	3,500,627	0.72
Transamerica Asset Allocation-Moderate Growth VP	57,867,771	11.89
Transamerica ING Conservative Allocation VP	8,118	0.00	(A)
Transamerica International Moderate Growth VP	77,029,319	15.82
Total	$277,082,276	56.89%

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Transamerica International Small Cap Value	Market Value	% of Net Assets
Transamerica Multi-Manager Alternative Strategies Portfolio	$2,106,621	0.99%
Transamerica Multi-Manager International Portfolio	10,211,288	4.82
Transamerica Asset Allocation-Conservative VP	11,465,582	5.41
Transamerica Asset Allocation-Growth VP	4,572,350	2.16
Transamerica Asset Allocation-Moderate Growth VP	68,470,387	32.34
Transamerica Asset Allocation-Moderate VP	75,574,815	35.70
Transamerica ING Balanced Allocation VP	81,593	0.04
Transamerica ING Conservative Allocation VP	8,160	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	54,493	0.03
Transamerica International Moderate Growth VP	35,094,487	16.57
Total	$207,639,776	98.06%
Transamerica Large Cap Growth	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$3,359,065	1.52%
Transamerica Asset Allocation-Growth Portfolio	11,700,901	5.30
Transamerica Asset Allocation-Moderate Growth Portfolio	18,153,351	8.22
Transamerica Asset Allocation-Moderate Portfolio	11,286,487	5.11
Transamerica Asset Allocation-Conservative VP	36,286,826	16.43
Transamerica Asset Allocation-Growth VP	16,586,443	7.51
Transamerica Asset Allocation-Moderate Growth VP	121,665,326	55.07
Transamerica ING Balanced Allocation VP	80,694	0.04
Transamerica ING Conservative Allocation VP	12,102	0.01
Transamerica ING Moderate Growth Allocation VP	54,124	0.02
Total	$219,185,319	99.23%

Transamerica Large Cap Value	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$61,947,535	4.03%
Transamerica Asset Allocation-Growth Portfolio	165,326,910	10.75
Transamerica Asset Allocation-Moderate Growth Portfolio	267,719,252	17.40
Transamerica Asset Allocation-Moderate Portfolio	109,587,317	7.12
Transamerica Asset Allocation-Conservative VP	51,364,188	3.34
Transamerica Asset Allocation-Growth VP	132,570,533	8.62
Transamerica Asset Allocation-Moderate Growth VP	426,186,146	27.70
Transamerica Asset Allocation-Moderate VP	263,284,069	17.11
Transamerica ING Balanced Allocation VP	269,176	0.02
Transamerica ING Conservative Allocation VP	20,188	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	232,076	0.02
Total	$1,478,507,390	96.11%
Transamerica MLP & Energy Income	Market Value	% of Net Assets
Transamerica Multi-Manager Alternative Strategies Portfolio	$46,447,042	19.54%
Transamerica Asset Allocation-Conservative VP	42,957,875	18.07
Transamerica Asset Allocation-Growth VP	2,136,712	0.90
Transamerica Asset Allocation-Moderate Growth VP	13,232,472	5.57
Transamerica Asset Allocation-Moderate VP	101,729,419	42.81
Transamerica ING Balanced Allocation VP	81,145	0.03
Transamerica ING Conservative Allocation VP	8,115	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	54,394	0.02
Total	$206,647,174	86.94%

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Transamerica Money Market	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$4,305,242	1.54%
Transamerica Asset Allocation-Growth Portfolio	60,275	0.02
Transamerica Asset Allocation-Moderate Portfolio	3,398,779	1.22
Transamerica Asset Allocation-Conservative VP	68,460,085	24.47
Transamerica Asset Allocation-Growth VP	3,911	0.00	(A)
Transamerica Asset Allocation-Moderate Growth VP	1,031,928	0.37
Transamerica Asset Allocation-Moderate VP	48,539,924	17.36
Transamerica ING Balanced Allocation VP	271,771	0.10
Transamerica ING Conservative Allocation VP	44,844	0.02
Transamerica ING Moderate Growth Allocation VP	109,269	0.04
Transamerica International Moderate Growth VP	21,064	0.01
Total	$126,247,092	45.15%
Transamerica Short-Term Bond	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$79,450,649	2.05%
Transamerica Asset Allocation-Moderate Growth Portfolio	68,265	0.00	(A)
Transamerica Asset Allocation-Moderate Portfolio	173,003,239	4.47
Transamerica Multi-Manager Alternative Strategies Portfolio	20,219,292	0.52
Transamerica Asset Allocation-Conservative VP	369,305,931	9.56
Transamerica Asset Allocation-Moderate Growth VP	180,694,129	4.67
Transamerica Asset Allocation-Moderate VP	673,867,390	17.43
Transamerica ING Balanced Allocation VP	898,580	0.02
Transamerica ING Conservative Allocation VP	175,630	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	164,383	0.00	(A)
Transamerica International Moderate Growth VP	45,081,840	1.17
Total	$1,542,929,328	39.89%

Transamerica Small Cap Growth	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$9,541,448	1.69%
Transamerica Asset Allocation-Growth Portfolio	34,949,855	6.19
Transamerica Asset Allocation-Moderate Growth Portfolio	30,514,828	5.41
Transamerica Asset Allocation-Moderate Portfolio	18,944,696	3.36
Transamerica Asset Allocation-Conservative VP	67,366,958	11.94
Transamerica Asset Allocation-Growth VP	42,782,411	7.58
Transamerica Asset Allocation-Moderate Growth VP	146,209,374	25.91
Transamerica Asset Allocation-Moderate VP	205,252,240	36.37
Transamerica ING Balanced Allocation VP	265,455	0.05
Transamerica ING Conservative Allocation VP	31,826	0.01
Transamerica ING Moderate Growth Allocation VP	159,019	0.03
Total	$556,018,110	98.54%
Transamerica Small Cap Value	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,340,476	0.72%
Transamerica Asset Allocation-Growth Portfolio	37,239,895	5.04
Transamerica Asset Allocation-Moderate Growth Portfolio	46,617,866	6.30
Transamerica Asset Allocation-Moderate Portfolio	28,217,231	3.82
Transamerica Asset Allocation-Conservative VP	100,868,483	13.64
Transamerica Asset Allocation-Growth VP	47,946,458	6.48
Transamerica Asset Allocation-Moderate Growth VP	219,354,840	29.66
Transamerica Asset Allocation-Moderate VP	243,775,727	32.95
Transamerica ING Balanced Allocation VP	267,886	0.04
Transamerica ING Conservative Allocation VP	40,169	0.01
Transamerica ING Moderate Growth Allocation VP	162,801	0.02
Total	$729,831,832	98.68%

(A)	Percentage rounds to less than 0.01%.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

Transamerica Capital Growth
First $500 million	0.800%
Over $500 million	0.675
Transamerica Diversified Equity
First $500 million	0.730%
Over $500 million up to $2.5 billion	0.700
Over $2.5 billion	0.650
Transamerica Dividend Focused
First $200 million	0.750%
Over $200 million up to $500 million	0.650
Over $500 million	0.600
Transamerica Emerging Markets Debt
First $400 million	0.600%
Over $400 million	0.580
Transamerica Emerging Markets Equity
First $250 million	0.950%
Over $250 million up to $500 million	0.930
Over $500 million	0.900
Transamerica Enhanced Muni
First $150 million	0.440%
Over $150 million up to $350 million	0.420
Over $350 million up to $650 million	0.410
Over $650 million up to $1 billion	0.390
Over $1 billion	0.360
Transamerica Flexible Income
First $250 million	0.475%
Over $250 million up to $350 million	0.425
Over $350 million	0.400
Transamerica Growth Opportunities
First $250 million	0.800%
Over $250 million up to $500 million	0.750
Over $500 million	0.700
Transamerica High Yield Bond
First $400 million	0.590%
Over $400 million up to $750 million	0.575
Over $750 million	0.550
Transamerica High Yield Muni
First $500 million	0.510%
Over $500 million up to $1 billion	0.500
Over $1 billion	0.470
Transamerica Income & Growth
First $500 million	0.670%
Over $500 million up to $1 billion	0.650
Over $1 billion up to $1.5 billion	0.630
Over $1.5 billion	0.600
Transamerica International Bond
First $100 million	0.550%
Over $100 million up to $250 million	0.520
Over $250 million up to $500 million	0.510
Over $500 million up to $1 billion	0.500
Over $1 billion	0.470
Transamerica International Equity
First $250 million	0.800%
Over $250 million up to $500 million	0.750
Over $500 million up to $1 billion	0.725
Over $1 billion	0.700

Transamerica International Small Cap Value
First $300 million	0.925%
Over $300 million up to $750 million	0.900
Over $750 million	0.850
Transamerica Large Cap Growth
First $250 million	0.675%
Over $250 million up to $1 billion	0.650
Over $1 billion	0.600
Transamerica Large Cap Value
First $750 million	0.650%
Over $750 million up to $1 billion	0.620
Over $1 billion	0.600
Transamerica MLP & Energy Income
First $250 million	1.100%
Over $250 million up to $500 million	1.050
Over $500 million up to $1 billion	0.980
Over $1 billion up to $2 billion	0.880
Over $2 billion	0.820
Transamerica Money Market
ANA	0.400%
Transamerica Multi-Managed Balanced
Effective August 1, 2013
First $500 million	0.670%
Over $500 million up to $1 billion	0.650
Over $1 billion	0.600
Prior to August 1, 2013
First $500 million	0.750%
Over $500 million up to $1 billion	0.650
Over $1 billion	0.600
Transamerica Short-Term Bond
First $250 million	0.550%
Over $250 million up to $500 million	0.500
Over $500 million up to $1 billion	0.475
Over $1 billion	0.450
Transamerica Small Cap Growth
First $300 million	0.840%
Over $300 million	0.800
Transamerica Small Cap Value
First $250 million	0.860%
Over $250 million	0.840
Transamerica Small/Mid Cap Value
First $500 million	0.800%
Over $500 million	0.750
Transamerica Tactical Allocation
First $250 million	0.550%
Over $250 million up to $500 million	0.540
Over $500 million up to $1.5 billion	0.530
Over $1.5 billion up to $2.5 billion	0.520
Over $2.5 billion	0.510
Transamerica Tactical Income
First $1 billion	0.470%
Over $1 billion up to $2 billion	0.450
Over $2 billion	0.430
Transamerica Tactical Rotation
First $250 million	0.550%
Over $250 million up to $500 million	0.540
Over $500 million up to $1.5 billion	0.530
Over $1.5 billion up to $2.5 billion	0.520
Over $2.5 billion	0.510

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual limit:

Fund Name	Expense Limit	Maximum Operating Expense Limit Effective Through
Transamerica Capital Growth	1.20%	March 1, 2014
Transamerica Diversified Equity	1.17	March 1, 2014
Transamerica Dividend Focused	0.90	March 1, 2014
Transamerica Emerging Markets Debt	1.00	March 1, 2014
Transamerica Emerging Markets Equity	1.60	March 1, 2014
Transamerica Enhanced Muni	0.71	March 1, 2014
Transamerica Flexible Income	1.00	March 1, 2014
Transamerica Growth Opportunities	1.40	March 1, 2014
Transamerica High Yield Bond	0.95	March 1, 2014
Transamerica High Yield Muni	0.76	July 31, 2014
Transamerica Income & Growth	0.93	March 1, 2014
Transamerica International Bond	0.75	March 1, 2014
Transamerica International Equity	1.15	March 1, 2014
Transamerica International Small Cap Value	1.22	March 1, 2014
Transamerica Large Cap Growth	0.95	March 1, 2014
Transamerica Large Cap Value	1.00	March 1, 2014
Transamerica MLP & Energy Income	1.35	April 30, 2014
Transamerica Money Market	0.48	March 1, 2014
Transamerica Multi-Managed Balanced	1.45	March 1, 2014
Transamerica Short Term Bond	0.85	March 1, 2014
Transamerica Small Cap Growth	1.15	March 1, 2014
Transamerica Small Cap Value	1.15	March 1, 2014
Transamerica Small/Mid Cap Value	1.25	March 1, 2014
Transamerica Tactical Allocation	0.85	March 1, 2014
Transamerica Tactical Income	0.67	March 1, 2014
Transamerica Tactical Rotation	0.85	March 1, 2014

TAM is entitled to reimbursement by the Fund of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Fund operating expenses are less than the stated annual limit.

During the year ended October 31, 2013, amounts recaptured by TAM were as follows:

Fund Name	Recaptured Amount
Transamerica Capital Growth
Class A	$51,056
Transamerica Diversified Equity
Class C	11,342
Transamerica Emerging Markets Equity
Class I	5
Transamerica International Equity
Class A	514
Transamerica Large Cap Growth
Class A	12
Class I	70
Transamerica Small Cap Growth
Fund Level	15,175
Class A	7
Class C	4
Class I	41
Class I2	2,031
Transamerica Tactical Income
Class A	10,108
Class C	13,363
Class I	44,148

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

The following amounts were available for recapture by TAM as of October 31, 2013:

Fund Name/Class	Amount Available	Year Reimbursed	Available Through
Transamerica Capital Growth
Class B	$8,848	2012	10/31/2014
	4,253	2013	10/31/2015
Transamerica Diversified Equity
Class B	3,964	2012	10/31/2014
	656	2013	10/31/2015
Transamerica Enhanced Muni
Fund Level	136,857	2013	10/31/2015
Class A	1,180	2013	10/31/2015
Class C	606	2013	10/31/2015
Class I	6,608	2013	10/31/2015
Transamerica High Yield Muni
Fund Level	81,791	2013	10/31/2015
Class A	14	2013	10/31/2015
Class C	8	2013	10/31/2015
Class I	69	2013	10/31/2015
Transamerica International Bond
Class A	101	2012	10/31/2014
	752	2013	10/31/2015
Class C	80	2012	10/31/2014
	192	2013	10/31/2015
Class I	79	2012	10/31/2014
	106	2013	10/31/2015
Transamerica International Small Cap Value
Class I	89	2013	10/31/2015
Transamerica MLP & Energy Income
Class A	119	2013	10/31/2015
Class C	337	2013	10/31/2015
Class I	1,595	2013	10/31/2015
Transamerica Money Market
Fund Level	660,711	2012	10/31/2014
	1,596,778	2013	10/31/2015
Class A	644,410	2012	10/31/2014
	548,360	2013	10/31/2015
Class B	154,330	2012	10/31/2014
	100,199	2013	10/31/2015
Class C	366,795	2012	10/31/2014
	325,163	2013	10/31/2015
Class I	41,647	2012	10/31/2014
	55,753	2013	10/31/2015
Class I2	1,218	2012	10/31/2014
	24,768	2013	10/31/2015
Transamerica Tactical Allocation
Fund Level	125,543	2013	10/31/2015
Class A	3,039	2013	10/31/2015
Class C	2,817	2013	10/31/2015
Class I	2,328	2013	10/31/2015
Transamerica Tactical Rotation
Fund Level	134,422	2013	10/31/2015
Class A	3,210	2013	10/31/2015
Class C	2,481	2013	10/31/2015
Class I	1,216	2013	10/31/2015

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

In addition to the advisory fee waiver for Transamerica Money Market, TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of Transamerica Money Market in order to avoid a negative yield. At any point in which Transamerica Money Market, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed within the succeeding 36 months pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica Money Market to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statements of Operations, within the fund expenses (waived/reimbursed) recaptured and class expenses (waived/reimbursed) recaptured. For the years ended October 31, 2013 and October 31, 2012, the amounts waived were as follows:

Fund/Class	2013 Amount Waived ($)	2013 Amount Waived (Basis Points)	2012 Amount Waived ($)	2012 Amount Waived (Basis Points)
Fund Level	$1,596,778	27	$577,116	23
Class A	250,546	26	294,159	29
Class B	73,975	96	115,464	97
Class C	279,510	96	315,371	97

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. Pursuant to the distribution plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor. The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following limits: 0.30% for Class A, 1.00% for Class B, and 1.00% for Class C. 12b-1 fees are not applicable for Class I, Class I2, and Class T. TAM has contractually agreed to waive 0.05% of 12b-1 fees on Class A shares of Transamerica Flexible Income, Transamerica Short-Term Bond, and Transamerica Tactical Income through March 1, 2014. TAM has contractually agreed to waive 0.15% and 0.25% of 12b-1 fees on Class A shares and Class C shares, respectively, of Transamerica Enhanced Muni and Transamerica High Yield Muni through March 1, 2014 and July 31, 2014, respectively.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Class B, Class C, and certain Class A share redemptions. For the year ended October 31, 2013, the underwriter commissions were as follows:

Transamerica Capital Growth
Received by Underwriter	$192,506
Retained by Underwriter	29,176
Contingent Deferred Sales Charge	29,845
Transamerica Diversified Equity
Received by Underwriter	$202,206
Retained by Underwriter	30,521
Contingent Deferred Sales Charge	23,251
Transamerica Dividend Focused
Received by Underwriter	$12,282
Retained by Underwriter	2,139
Contingent Deferred Sales Charge	5,363
Transamerica Emerging Markets Debt
Received by Underwriter	$340,625
Retained by Underwriter	59,598
Contingent Deferred Sales Charge	26,058
Transamerica Emerging Markets Equity
Received by Underwriter	$7,436
Retained by Underwriter	1,170
Contingent Deferred Sales Charge	117
Transamerica Enhanced Muni
Received by Underwriter	$68,844
Retained by Underwriter	17,861
Contingent Deferred Sales Charge	1,250

Transamerica Flexible Income
Received by Underwriter	$202,088
Retained by Underwriter	37,331
Contingent Deferred Sales Charge	39,870
Transamerica Growth Opportunities
Received by Underwriter	$54,459
Retained by Underwriter	8,341
Contingent Deferred Sales Charge	5,253
Transamerica High Yield Bond
Received by Underwriter	$413,677
Retained by Underwriter	77,608
Contingent Deferred Sales Charge	64,422
Transamerica Income & Growth
Received by Underwriter	$493,577
Retained by Underwriter	79,310
Contingent Deferred Sales Charge	1,893
Transamerica International Bond
Received by Underwriter	$687
Retained by Underwriter	122
Contingent Deferred Sales Charge	—
Transamerica International Equity
Received by Underwriter	$98,739
Retained by Underwriter	14,933
Contingent Deferred Sales Charge	3,859

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Transamerica Large Cap Growth
Received by Underwriter	$4,641
Retained by Underwriter	710
Contingent Deferred Sales Charge	—
Transamerica Large Cap Value
Received by Underwriter	$47,252
Retained by Underwriter	7,791
Contingent Deferred Sales Charge	3,300
Transamerica MLP & Energy Income
Received by Underwriter	$217,760
Retained by Underwriter	34,962
Contingent Deferred Sales Charge	5,493
Transamerica Money Market
Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	28,556
Transamerica Multi-Managed Balanced
Received by Underwriter	$526,068
Retained by Underwriter	81,194
Contingent Deferred Sales Charge	21,366
Transamerica Short-Term Bond
Received by Underwriter	$712,303
Retained by Underwriter	147,601
Contingent Deferred Sales Charge	289,136

Transamerica Small Cap Growth
Received by Underwriter	$2,923
Retained by Underwriter	443
Contingent Deferred Sales Charge	—
Transamerica Small Cap Value
Received by Underwriter	$5,886
Retained by Underwriter	916
Contingent Deferred Sales Charge	38
Transamerica Small/Mid Cap Value
Received by Underwriter	$661,038
Retained by Underwriter	99,102
Contingent Deferred Sales Charge	37,214
Transamerica Tactical Allocation
Received by Underwriter	$119,617
Retained by Underwriter	18,749
Contingent Deferred Sales Charge	645
Transamerica Tactical Income
Received by Underwriter	$3,646,078
Retained by Underwriter	675,716
Contingent Deferred Sales Charge	209,719
Transamerica Tactical Rotation
Received by Underwriter	$86,625
Retained by Underwriter	13,477
Contingent Deferred Sales Charge	963

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.025% of ANA. The Legal fees on the Statements of Operations are for fees paid to external legal counsel.

Transfer agent fees: Pursuant to a Transfer Agency Agreement, as amended, the Funds pay TFS a fee for providing transfer agent services as follows:

Class A, B, C & T*
Open Account	$21.00
Closed Account	1.50

Class I*
Open Direct Account	$21.00
Open Networked Account	8.00
Closed Account	1.50
Sub-Transfer Agent and Omnibus Intermediary Fees	10 bps	**

Class I2
Open Account	0.75 bps	**
Closed Account	N/A

*	Applicable out-of pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the Funds.

**	bps - Basis Points. A basis point is a unit equal to 1/100th of 1%, and is commonly used to denote the change in a financial instrument.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Fees paid and the amounts due to TFS for the year ended October 31, 2013 are as follows:

Fund Name	Fees Paid to TFS	Fees Due to TFS
Transamerica Capital Growth	$429,533	$37,602
Transamerica Diversified Equity	1,964,112	157,941
Transamerica Dividend Focused	62,575	6,687
Transamerica Emerging Markets Debt	331,042	33,382
Transamerica Emerging Markets Equity	16,271	1,568
Transamerica Enhanced Muni	7,854	754
Transamerica Flexible Income	233,790	17,465
Transamerica Growth Opportunities	553,933	45,138
Transamerica High Yield Bond	430,392	35,530
Transamerica High Yield Muni	91	31
Transamerica Income & Growth	62,357	8,567
Transamerica International Bond	13,296	998
Transamerica International Equity	183,576	19,951
Transamerica International Small Cap Value	11,276	1,619
Transamerica Large Cap Growth	16,472	1,518
Transamerica Large Cap Value	129,654	12,215
Transamerica MLP & Energy Income	11,886	2,912
Transamerica Money Market	458,091	35,550
Transamerica Multi-Managed Balanced	612,118	52,174
Transamerica Short-Term Bond	1,589,364	146,808
Transamerica Small Cap Growth	31,542	3,712
Transamerica Small Cap Value	42,314	3,423
Transamerica Small/Mid Cap Value	1,406,089	126,938
Transamerica Tactical Allocation	7,797	940
Transamerica Tactical Income	933,499	85,872
Transamerica Tactical Rotation	6,663	1,129

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Brokerage commissions: The Funds incurred brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser for the year ended October 31, 2013 as follows:

Fund Name	Commissions
Transamerica Capital Growth	$976
Transamerica Growth Opportunities	2,096

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2013 were as follows:

	Purchases of securities		Proceeds from maturities and sales of securities
Fund Name	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica Capital Growth	$196,250,811	$—	$434,407,842	$—
Transamerica Diversified Equity	797,675,164	—	1,126,528,794	—
Transamerica Dividend Focused	1,045,906,974	—	196,712,676	—
Transamerica Emerging Markets Debt	2,427,443,452	—	2,336,017,473	—
Transamerica Emerging Markets Equity	220,031,835	—	119,062,018	—

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 4. (continued)

	Purchases of securities		Proceeds from maturities and sales of securities
Fund Name	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica Enhanced Muni	$25,627,226	$—	$11,152,157	$—
Transamerica Flexible Income	73,968,134	11,782,697	89,180,048	73,831,391
Transamerica Growth Opportunities	284,155,951	—	368,884,939	—
Transamerica High Yield Bond	892,152,821	—	474,210,451	—
Transamerica High Yield Muni	985,573	—	452,337	—
Transamerica Income & Growth	506,756,438	—	73,134,096	—
Transamerica International Bond	51,593,806	—	107,539,652	—
Transamerica International Equity	252,649,575	—	127,099,361	—
Transamerica International Small Cap Value	214,432,174	—	34,187,783	—
Transamerica Large Cap Growth	177,642,679	—	136,313,865	—
Transamerica Large Cap Value	1,744,639,647	—	1,904,969,219	—
Transamerica MLP & Energy Income	254,825,602	—	40,353,500	—
Transamerica Multi-Managed Balanced	272,090,681	201,784,189	277,608,618	208,419,758
Transamerica Short-Term Bond	3,071,251,508	—	2,674,364,421	147,342
Transamerica Small Cap Growth	506,632,022	—	294,523,125	—
Transamerica Small Cap Value	523,829,845	—	252,903,459	—
Transamerica Small/Mid Cap Value	903,474,208	—	789,132,814	—
Transamerica Tactical Allocation	40,548,479	—	29,731,079	—
Transamerica Tactical Income	2,765,193,497	—	2,456,433,120	—
Transamerica Tactical Rotation	27,629,714	—	15,548,890	—

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

Transamerica Emerging Markets Debt:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Forward foreign currency contracts	17	10	16

(A)	Calculated based on contracts held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$95,316
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	$(413,810)

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Effective of Derivative Instruments in the Statement of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on forward foreign currency contracts (A)	$2,018,266	$2,018,266
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation on forward foreign currency transactions (B)	(719,402)	(719,402)
Total	$1,298,864	$1,298,864

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica International Bond:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Futures contracts	7	10	9
Forward foreign currency contracts	38	43	95

(A)	Calculated based on contracts held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Asset derivatives
Unrealized appreciation on futures contracts (A)	$725,903	$—	$725,903
Unrealized appreciation on forward foreign currency contracts	—	194,518	194,518
Total	$725,903	$194,518	$920,421
Liability derivatives
Unrealized depreciation on futures contracts (A)	$(901,973)	$—	$(901,973)
Unrealized depreciation on forward foreign currency contracts	—	(601,050)	(601,050)
Total	$(901,973)	$(601,050)	$(1,503,023)

(A)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Effective of Derivative Instruments in the Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Net Realized Gain (Loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$125,737	$—	$125,737
Net realized gain (loss) on forward foreign currency contracts (A)	—	(10,960,245)	(10,960,245)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(244,978)	—	(244,978)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (B)	—	965,039	965,039
Total	$(119,241)	$(9,995,206)	$(10,114,447)

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica International Equity:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Forward foreign currency contracts	—	—	0	(B)

(A)	Calculated based on contracts held at each month end during the current year.
(B)	Although there were no open contracts at year end the Fund periodically invested in this derivative during the year.

The table below highlight the types of risk associated with the derivative instrument:

Effective of Derivative Instruments in the Statement of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Net Realized Gain (Loss) on derivatives recognized in income
Net realized gain (loss) on forward foreign currency contracts (A)	$7,876

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Transamerica Multi-Managed Balanced:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Futures contracts	9	10	9
Purchased options and swaptions	0	2	2
Written options and swaptions	0	2	2
Forward foreign currency contracts	2	2	3

(A)	Calculated based on contracts held at each month end during the current year.

The tables below highlight the types of risk associated with derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$26,606	$—	$—	$26,606
Unrealized appreciation on futures contracts (A)	266,495	—	119,949	386,444
Unrealized appreciation on forward foreign currency contracts	—	7,577	—	7,577
Total	$293,101	$7,577	$119,949	$420,627
Liability derivatives
Unrealized depreciation on futures contracts (A)	$(313,156)	$—	$—	$(313,156)
Written options and swaptions, at value	(23,925)	—	—	(23,925)
Total	$(337,081)	$—	$—	$(337,081)

(A)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effective of Derivative Instruments in the Statement of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net Realized Gain (Loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (A)	$140,293	$—	$—	$140,293
Net realized gain (loss) on futures contracts	(410,238)	—	351,209	(59,029)
Net realized gain (loss) on written options and swaptions	(39,457)	—	—	(39,457)
Net realized gain (loss) on forward foreign currency contracts (B)	—	(68,770)	—	(68,770)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (C)	4,202	—	—	4,202
Net change in unrealized appreciation (depreciation) on futures contracts	(57,854)	—	242,433	184,579
Net change in unrealized appreciation (depreciation) on written options and swaptions	(3,841)	—	—	(3,841)
Net change in unrealized appreciation (depreciation on forward foreign currency transactions	—	(58,817)	—	(58,817)
Total	$(366,895)	$(127,587)	$593,642	$99,160

(A)	Included within Net realized gain (loss) on transactions from Investment securities.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to its policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, post-October loss deferrals, paydown gain/loss, foreign capital gains tax, and return of capital distributions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund Name	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica Capital Growth	$(847)	$268,617	$(267,770)
Transamerica Diversified Equity	(33,688)	13,152	20,536
Transamerica Dividend Focused	(46,852)	46,852	—
Transamerica Emerging Markets Debt	—	(5,160,052)	5,160,052
Transamerica Emerging Markets Equity	(26,575)	(307,291)	333,866
Transamerica Enhanced Muni	(17,283)	17,283	—
Transamerica Flexible Income	(1,258)	250,959	(249,701)
Transamerica Growth Opportunities	40	1,095,521	(1,095,561)
Transamerica High Yield Bond	265	400,292	(400,557)
Transamerica High Yield Muni	(1,201)	1,201	—
Transamerica Income & Growth	(8,228)	(345,333)	353,561
Transamerica International Bond	(10,889,424)	(1,102,094)	11,991,518
Transamerica International Equity	1	394,984	(394,985)
Transamerica International Small Cap Value	(20,065)	223,520	(203,455)
Transamerica Large Cap Growth	1	—	(1)
Transamerica Large Cap Value	—	81	(81)
Transamerica MLP & Energy Income	(48,807)	238,817	(190,010)
Transamerica Money Market	1,033	1,075	(2,108)
Transamerica Multi-Managed Balanced	950	906,330	(907,280)
Transamerica Short-Term Bond	184	6,713,975	(6,714,159)
Transamerica Small Cap Growth	(242)	242	—
Transamerica Small Cap Value	(2,694)	(14,586)	17,280

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 6. (continued)

Fund Name	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica Small/Mid Cap Value	(10,258)	(134,669)	144,927
Transamerica Tactical Allocation	(20,113)	31,605	(11,492)
Transamerica Tactical Income (A)	(31,693)	12,247,029	(12,215,336)
Transamerica Tactical Rotation	(14,990)	47,771	(32,781)

(A)	The reclassifications arising from book/tax differences for Transamerica Tactical Income are for the tax period ended May 31, 2013.

At October 31, 2013, the capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

Fund Name	Capital Loss Carryforwards	Available Through
Transamerica Diversified Equity	208,659,125	October 31, 2016
Transamerica Diversified Equity	6,050,294	October 31, 2017
Transamerica Emerging Markets Debt	11,527,678	Short-Term Indefinitely
Transamerica Emerging Markets Equity	7,394,485	Short-Term Indefinitely
Transamerica Emerging Markets Equity	309,424	Long-Term Indefinitely
Transamerica Flexible Income	3,494,761	October 31, 2015
Transamerica Flexible Income	51,527,330	October 31, 2016
Transamerica Flexible Income	20,522,686	October 31, 2017
Transamerica Income & Growth	1,687,826	Short-Term Indefinitely
Transamerica International Bond	70,588	Long-Term Indefinitely
Transamerica Money Market	1,259	October 31, 2014
Transamerica Money Market	258	October 31, 2015
Transamerica Money Market	591	October 31, 2017
Transamerica Multi-Managed Balanced	803,509	October 31, 2017
Transamerica Small Cap Growth	8,736,687	Short-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended October 31, 2013 were as follows:

Fund Name	Capital Loss Carryforwards Utilized/Expired During the Year Ended October 31, 2013
Transamerica Diversified Equity	181,413,422
Transamerica Flexible Income	4,227,932
Transamerica High Yield Bond	1,749,896
Transamerica International Equity	708,461
Transamerica Large Cap Growth	1,531,622
Transamerica Money Market	503
Transamerica Multi-Managed Balanced	1,217,986
Transamerica Small/Mid Cap Value	12,186,550

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

	2013 Distributions Paid From				2012 Distributions Paid From
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Transamerica Capital Growth	$5,273,079	$—	$22,130,171	$—	$782,338	$—	$23,886,578	$—
Transamerica Diversified Equity	6,532,845	—	—	—	357,592	—	73,046,450	—
Transamerica Dividend Focused	13,963,633	—	—	—	—	—	—	—
Transamerica Emerging Markets Debt	47,640,995	—	535,832	—	9,374,740	—	—	—
Transamerica Emerging Markets Equity	780,039	—	—	—	—	—	—	—
Transamerica Enhanced Muni	1,296	230,103	—	—	—	—	—	—
Transamerica Flexible Income	12,100,181	—	—	—	14,122,029	—	—	—
Transamerica Growth Opportunities	5,118,638	—	5,476,215	—	271,376	—	70,325,609	—
Transamerica High Yield Bond	43,445,431	—	—	—	47,066,410	—	—	—
Transamerica High Yield Muni	214	6,402	—	—	—	—	—	—
Transamerica Income & Growth	10,400,871	—	—	3,157,358	—	—	—	—
Transamerica International Bond	—	—	1,449,469	989,790	29,846,534	—	4,146,786	—
Transamerica International Equity	5,657,029	—	—	—	3,277,382	—	—	—
Transamerica Large Cap Growth	1,477,036	—	—	—	—	—	—	—
Transamerica Large Cap Value	44,035,375	—	58,400,184	—	30,167,715	—	—	—
Transamerica MLP & Energy Income	1,289,633	—	—	—	—	—	—	—
Transamerica Money Market	158,743	—	—	—	35,158	—	—	—
Transamerica Multi-Managed Balanced	10,716,009	—	6,561,002	—	8,199,958	—	41,471,395	—
Transamerica Short-Term Bond	99,802,724	—	12,045,194	—	102,413,390	—	15,857,898	—
Transamerica Small Cap Growth	310,710	—	—	—	—	—	—	—
Transamerica Small Cap Value	3,065,170	—	32,366	—	—	—	—	—
Transamerica Small/Mid Cap Value	2,562,032	—	—	—	12	—	34,565,933	—
Transamerica Tactical Allocation	101,762	—	—	—	—	—	—	—
Transamerica Tactical Income(A)	32,626,783	—	599,585	2,112,223	12,891,253	—	43,772	—
Transamerica Tactical Rotation	52,500	—	—	—	—	—	—	—

(A)	The tax character for 2013 Distributions Paid From for Transamerica Tactical Income are for the tax period ended May 31, 2013.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 6. (continued)

The tax basis components of distributable earnings as of October 31, 2013 are as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Qualified Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica Capital Growth	$2,746,835	$—	$18,862,409	$—	$—	$—	$245,896,879
Transamerica Diversified Equity	11,882,467	—	—	(214,709,419)	—	—	381,753,854
Transamerica Dividend Focused	9,568,745	—	—	—	—	—	166,841,165
Transamerica Emerging Markets Debt	6,353,142	—	—	(11,527,678)	—	(273,100)	(20,493,560)
Transamerica Emerging Markets Equity	2,870,467	—	—	(7,703,909)	—	—	16,087,491
Transamerica Enhanced Muni	20,147	6,385	34	—	—	—	(64,079)
Transamerica Flexible Income	334,375	—	—	(75,544,777)	—	—	17,741,538
Transamerica Growth Opportunities	4,381,164	—	24,370,700	—	—	—	161,401,036
Transamerica High Yield Bond	4,748,457	—	9,784,279	—	—	—	20,644,359
Transamerica High Yield Muni	6,292	1,084	—	—	—	—	9,955
Transamerica Income & Growth	—	—	—	(1,687,826)	—	(40,909)	29,655,504
Transamerica International Bond	—	—	—	(70,588)	—	(2,856,789)	3,979,330
Transamerica International Equity	18,686,681	—	11,464,891	—	—	—	75,147,747
Transamerica International Small Cap Value	7,012,111	—	—	—	—	—	25,621,830
Transamerica Large Cap Growth	1,568,668	—	7,633,751	—	—	(28,914)	30,876,109
Transamerica Large Cap Value	169,420,008	—	69,080,199	—	—	—	215,826,904
Transamerica MLP & Energy Income	1,154,995	—	—	—	—	—	4,959,020
Transamerica Money Market	25,263	—	—	(2,108)	—	(24,540)	—
Transamerica Multi-Managed Balanced	3,239,499	—	17,524,008	(803,509)	—	(65,013)	57,057,560
Transamerica Short-Term Bond	10,386,622	—	11,038,143	—	—	(437,572)	47,606,932
Transamerica Small Cap Growth	—	—	—	(8,736,687)	(1,867,375)	—	119,742,519
Transamerica Small Cap Value	17,697,930	—	30,496,092	—	—	(35,614)	117,695,655
Transamerica Small/Mid Cap Value	24,889,859	—	62,232,504	—	—	—	180,265,238
Transamerica Tactical Allocation	19,319	—	—	—	—	—	344,659
Transamerica Tactical Income (A)	—	—	—	—	—	9,619,745	(16,916,032)
Transamerica Tactical Rotation	53,438	—	—	—	—	—	760,714

(A)	The components of Distributable Earnings for Transamerica Tactical Income are adjusted for the tax period ended May 31, 2013.

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance that will enhance disclosures related to financial instruments and derivative instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013 the FASB issued further authoritative guidance clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The adoption of this disclosure requirement is effective for financial statements interim and annual years beginning on or after January 1, 2013. Transamerica Dividend Focused, Transamerica International Small Cap Value, Transamerica MLP Energy & Income, and Transamerica High Yield Muni adopted the enhanced disclosures related to financial instruments and derivative instruments effective with their commencement of operations subsequent to the effective date of January 1, 2013. Management is currently evaluating the implication of the additional disclosure requirements and its impact on the remaining Funds’ financial statements.

In June 2013, the FASB issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 8. REORGANIZATION

Transamerica Diversified Equity:

On February 10, 2012, Transamerica Diversified Equity (formerly, Transamerica WMC Diversified Equity) acquired all of the net assets of Transamerica WMC Diversified Growth pursuant to a Plan of Reorganization. Transamerica Diversified Equity is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 76,145,364 shares of Transamerica Diversified Equity for 100,301,254 shares of Transamerica WMC Diversified Growth outstanding on February 10, 2012. Transamerica WMC Diversified Growth’s net assets at that date, $1,077,265,881, including $208,961,255 unrealized appreciation, were combined with those of Transamerica Diversified Equity. The aggregate net assets of Transamerica Diversified Equity immediately before the acquisition were $592,948,054; the combined net assets of Transamerica Diversified Equity immediately after the acquisition were $1,670,213,935. Shares issued with the acquisition were as follows:

Transamerica WMC Diversified Growth

Class	Shares	Amount
A	28,762,080	$387,425,221
B	1,571,600	21,028,002
C	2,536,250	33,858,937
I	12,838,653	174,605,682
I2	27,326,761	371,097,411
T	3,110,020	89,250,628

The exchange ratios of the reorganization for the Fund is as follows (Transamerica Diversified Equity shares issuable/Transamerica WMC Diversified Growth):

Transamerica WMC Diversified Growth

Classes	Exchange Ratio
A	0.75
B	0.69
C	0.70
I	0.74
I2	0.77
T	1.00

Transamerica Growth Opportunities:

On February 10, 2012, Transamerica Growth Opportunities (formerly, Transamerica Morgan Stanley Growth Opportunities) acquired all of the net assets of Transamerica Morgan Stanley Mid-Cap Growth pursuant to a Plan of Reorganization. Transamerica Growth Opportunities is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 29,633,359 shares of Transamerica Growth Opportunities for 24,616,923 shares of Transamerica Morgan Stanley Mid-Cap Growth outstanding on February 10, 2012. Transamerica Morgan Stanley Mid-Cap Growth’s net assets at that date, $274,997,568, including $54,482,428 unrealized appreciation, were combined with those of Transamerica Growth Opportunities. The aggregate net assets of Transamerica Growth Opportunities immediately before the acquisition were $348,798,064; the combined net assets of Transamerica Growth Opportunities immediately after the acquisition were $623,795,632. Shares issued with the acquisition were as follows:

Transamerica Morgan Stanley Mid-Cap Growth

Class	Shares	Amount
I2	29,633,359	$274,997,568

The exchange ratio of the reorganization for the Fund is as follows (Transamerica Growth Opportunities shares issuable/ Transamerica Morgan Stanley Mid-Cap Growth):

Transamerica Morgan Stanley Mid-Cap Growth

Class	Exchange Ratio
I2	1.20

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 9. SUBSEQUENT EVENTS

Transamerica International Bond ceased operations as of December 13, 2013.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities of Transamerica Capital Growth, Transamerica Diversified Equity, Transamerica Dividend Focused, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Enhanced Muni, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Income & Growth, Transamerica International Bond, Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Large Cap Growth, Transamerica Large Cap Value, Transamerica MLP & Energy Income, Transamerica Money Market, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Tactical Allocation, Transamerica Tactical Income, and Transamerica Tactical Rotation (collectively, the “Funds”) (twenty six of the funds of the Transamerica Funds), including the schedules of investments, as of October 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Transamerica International Equity for the periods ended prior to November 1, 2010, as well as the financial highlights of all other Funds for the periods ended prior to November 1, 2009, were audited by another independent registered public accounting firm, whose reports dated December 17, 2010 and December 21, 2009, respectively, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned twenty six Funds of the Transamerica Funds at October 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 24, 2013

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

Transamerica MLP & Energy Income (the “Fund”)

RESULTS OF SHAREHOLDER PROXY

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item:

At the special meeting of shareholders held on September 27, 2013, the results of Proposal 1 were as follows:

Proposal 1: To approve the change to the Fund’s fundamental investment policy regarding concentration of investments.

	Shares Voted	% of Voted	% of Total
For	16,081,904.596	99.760%	96.108%
Against	16,365.285	0.102%	0.098%
Abstain	22,357.972	0.138%	0.133%
Total	16,120,627.853	100.000%	96.339%

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 12-13, 2013, the Board reviewed and considered the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) between each of the following funds (each a “Fund” and collectively the “Funds”) and Transamerica Asset Management, Inc. (“TAM”):

Transamerica Capital Growth	Transamerica Large Cap Growth
Transamerica Diversified Equity	Transamerica Large Cap Value
Transamerica Emerging Markets Debt	Transamerica Money Market
Transamerica Emerging Markets Equity	Transamerica Multi-Managed Balanced
Transamerica Flexible Income	Transamerica Short-Term Bond
Transamerica Growth Opportunities	Transamerica Small Cap Value
Transamerica High Yield Bond	Transamerica Small/Mid Cap Value
Transamerica International Bond	Transamerica Tactical Income
Transamerica International Equity

For the Funds listed in the left-hand column below, the Board also reviewed and considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement” and, together with each Investment Advisory Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right-hand column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.
Transamerica Diversified Equity	Wellington Management Company, LLP
Transamerica Emerging Markets Debt	Logan Circle Partners, LP
Transamerica Emerging Markets Equity	ClariVest Asset Management LLC
Transamerica Flexible Income	Aegon USA Investment Management, LLC
Transamerica Growth Opportunities	Morgan Stanley Investment Management Inc.
Transamerica High Yield Bond	Aegon USA Investment Management, LLC
Transamerica International Bond	J.P. Morgan Investment Management Inc.
Transamerica International Equity	Thompson, Siegel & Walmsley LLC
Transamerica Large Cap Growth	BNP Paribas Asset Management, Inc.
Transamerica Large Cap Value	Levin Capital Strategies, L.P.
Transamerica Money Market	Aegon USA Investment Management, LLC
Transamerica Multi-Managed Balanced	BlackRock Financial Management, Inc. J.P. Morgan Investment Management Inc.
Transamerica Short-Term Bond	Aegon USA Investment Management, LLC
Transamerica Small Cap Value	Lombardia Capital Partners, LLC
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P.
Transamerica Tactical Income	Pacific Investment Management Company LLC

Following their review and consideration, the Trustees determined that the terms of each Investment Advisory Agreement and Sub-Advisory Agreement are reasonable and that the renewal of each of the Agreements is in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2014. In reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser such information as they deemed reasonably necessary to evaluate the Agreements, including, to the extent applicable, information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Trustees also considered information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, as well as comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

advice furnished to them by independent legal counsel and/or their own business judgment, to be relevant. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and each Sub-Adviser; TAM’s management oversight process; and the professional qualifications of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment advisory and other services provided by TAM for the portion of the management fee it retains after payment of the sub-advisory fee(s) for each Fund. The Board noted that the investment advisory services include the design and development of the Funds and each Fund’s investment strategy, TAM’s selection, ongoing oversight and monitoring of the Sub-Advisers, TAM’s daily supervision of each Fund’s investments and recommendations to change a Fund’s investment strategy or sub-adviser where it believes appropriate or advisable. The Board also noted that TAM provides services to all Transamerica mutual funds, including the Funds, in the form of oversight of the services provided by the funds’ administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the funds.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance

The Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2012.

Transamerica Capital Growth. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Class A of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund. The Board also noted that the Fund’s performance for longer periods was attributable to the Fund’s previous sub-adviser.

Transamerica Diversified Equity. The Board noted that the performance of Class A of the Fund was below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class A of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund. The Board also noted that the Fund’s performance for longer periods was attributable to the Fund’s previous sub-adviser.

Transamerica Emerging Markets Debt. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A of the Fund was above its benchmark for the past 1-year period.

Transamerica Emerging Markets Equity. The Board noted that the performance of Class A of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A of the Fund was below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica Flexible Income. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5- and 10-year periods. The Board also noted that the performance of Class A of the Fund was above its benchmark for the past 1-, 3- and 5-year periods and below its benchmark for the past 10-year period. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Growth Opportunities. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class A of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund. The Board also noted that the Fund’s performance for longer periods was attributable to the Fund’s previous sub-adviser.

Transamerica High Yield Bond. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods and in line with the median for the past 10-year period. The Board also noted that the performance of Class A of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods.

Transamerica International Bond. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1- and 3-year periods and below its benchmark for the past 5-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica International Equity. The Board noted that the performance of the Class I of the Fund was above the median for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of the Class I of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Large Cap Growth. The Board noted that the performance of Class A of the Fund was in line with the median for its peer universe since inception. The Board also noted that the performance of Class A of the Fund was below its benchmark since inception. The Trustees noted that management intends to monitor and report to the Board on the Fund’s performance.

Transamerica Large Cap Value. The Board noted that the performance of Class A of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A of the Fund was below its benchmark for the past 1-year period. The Board also noted that the Fund’s performance for longer periods was attributable to the Fund’s previous sub-adviser.

Transamerica Money Market. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Board noted TAM’s observations that the yields of money market funds have been below average due to a low interest rate environment and that relative performance in the tightly-constrained money market universe is largely a function of expenses. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Multi-Managed Balanced. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class A of the Fund was above its primary benchmark for the past 3- and 5-year periods and below its benchmark for the past 1- and 10-year periods. The Board also noted that the Fund’s performance for longer periods was attributable to the Fund’s previous sub-adviser in accordance with different investment strategies.

Transamerica Short-Term Bond. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class A of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Small Cap Value. The Board noted that the performance of Class A of the Fund was below the median for its peer universe since inception. The Board also noted that the performance of Class A of the Fund was below its benchmark since inception. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica Small/Mid Cap Value. The Board noted that the performance of Class A of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class A of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Board also noted that the Fund’s performance for longer periods was attributable to the Fund’s previous sub-adviser.

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Tactical Income. The Board noted that the performance of Class A of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A of the Fund was below its composite benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and each Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the applicable Fund’s investment objectives, policies and strategies and that is competitive with other investment companies.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Lipper comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of other investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by Strategic Insight, an independent provider of information (except for Transamerica Flexible Income, Transamerica Multi-Managed Balanced and Transamerica Money Market, which was calculated by TAM).

Transamerica Capital Growth. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Diversified Equity. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were in line with the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Debt. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were in line with the median for its peer group and below the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Equity. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the median for its peer group and in line with the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Flexible Income. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Growth Opportunities. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Bond. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were in line with the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of the Class I of the Fund were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the median for its peer group and in line with the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Value. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were in line with the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Money Market. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Managed Balanced. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Short-Term Bond. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were in line with the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Value. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small/Mid Cap Value. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Tactical Income. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under each Investment Advisory Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of procuring fund management services, as applicable, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser (with the exception of those fees paid to AEGON USA Investment Management, LLC (“AUIM”)) and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM, the Board principally considered the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into TAM’s profitability analysis for the Fund. As a result, for those Funds the Board principally considered profitability information for TAM and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any further economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from these economies of scale. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale with the Funds through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Fund’s fee structure reflected economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and fees paid to the Sub-Advisers and whether each Fund has achieved economies of scale in the future.

Benefits to TAM, its Affiliates, and the Sub-Advisers from their Relationships with the Funds

The Board considered any other benefits derived by TAM, its affiliates and the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Funds and that TAM believes that any use of soft dollars by the Sub-Advisers is generally appropriate and in the best interests of the Funds. The Board also noted that certain Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of each Investment Advisory Agreement and Sub-Advisory Agreement is in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of each of the Agreements.

Transamerica Funds	Annual Report 2013

TRANSAMERICA HIGH YIELD MUNI

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on April 11, 2013, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica High Yield Muni as a new series of Transamerica Funds. The Board then reviewed and considered the proposed investment advisory agreement between Transamerica High Yield Muni (“High Yield Muni”) and Transamerica Asset Management, Inc. (“TAM”), and the proposed sub-advisory agreement with Belle Haven Investments, L.P. (“Belle Haven”) for High Yield Muni to determine whether each such agreement should be approved for an initial two-year period.

Following its review and consideration, the Board determined that the proposed investment advisory agreement and the proposed sub-advisory agreement will enable shareholders of High Yield Muni to obtain high quality services at a cost that is appropriate, fair, and in the best interests of High Yield Muni’s shareholders. The Board, including the Independent Board Members, unanimously approved the advisory and sub-advisory agreements.

In reaching their decision, the Board Members requested and obtained from TAM and Belle Haven such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of the investment advisory and sub-advisory agreements, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board Members based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each Board Member may have attributed different weights to the various factors.

The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and Belle Haven. The Board considered the proposed investment approach for High Yield Muni; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and Belle Haven; TAM’s management oversight process; and the professional qualifications of the portfolio management team of Belle Haven. The Board also considered the services to be provided by TAM for the portion of the management fee it will retain after payment of the sub-advisory fee for High Yield Muni. The Board noted that these services include not only the services TAM provides to all Transamerica funds in the form of oversight of the services provided by the funds’ administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the funds, but also the “manager of managers” services TAM provides to sub-advised funds in the form of selection and oversight of the sub-adviser(s). Based on these considerations, the Board Members determined that TAM and Belle Haven can provide investment and related services that are appropriate in scope and extent in light of High Yield Muni’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of High Yield Muni. High Yield Muni is not yet in existence and therefore had no historical performance for the Board to review. However, the Board Members considered historical performance of certain discretionary accounts managed by Belle Haven with substantially similar investment objectives and strategies as High Yield Muni. The historical performance contained one-, three- and five -year performance periods of the strategy, as compared to its peers and benchmark. The Board Members noted that the historical performance of the accounts generally compared favorably to that of the benchmark and peer group medians for the periods shown. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and Belle Haven, the Board Members concluded that TAM and Belle Haven are capable of generating a level of investment performance that is appropriate in light of High Yield Muni’s proposed investment objectives, policies and strategies.

Management fees and total expense ratios. The Board considered the proposed management fee and anticipated total expense ratio of High Yield Muni, including information comparing the management fee and total expense ratio of High Yield Muni to the management fees and total expense ratios of other investment companies in the Lipper and Morningstar peer universes. The Board also considered the fee to be charged by Belle Haven for sub-advisory services as well as the portion of High Yield Muni’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board Members noted that the proposed management fee for High Yield Muni was expected to be lower than the Lipper and Morningstar category medians on an asset-weighted basis. The Board also noted that TAM proposed to enter into a contractual expense limitation arrangement with High Yield Muni through July 31, 2014, which may result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and Belle Haven under the investment advisory and sub-advisory agreements are reasonable in light of the services to be provided.

The cost of advisory services provided and the level of profitability. High Yield Muni was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency and other services to High Yield Muni by TAM and its affiliates. The Board noted that the sub-advisory fee is the product of arm’s-length

Transamerica Funds	Annual Report 2013

TRANSAMERICA HIGH YIELD MUNI

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (continued)

(unaudited)

negotiation between TAM and Belle Haven. As a result, the Board considered profitability information for TAM and its affiliates with respect to High Yield Muni. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with High Yield Muni was not anticipated to be excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as High Yield Muni grows. In evaluating the extent to which the management fees payable under the new investment advisory and sub-advisory agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and Belle Haven’s pricing schedules and the proposed advisory and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by High Yield Muni. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for High Yield Muni. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether High Yield Muni has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to Belle Haven.

Benefits to TAM, its affiliates, or Belle Haven from their relationship with High Yield Muni. The Board considered any other benefits derived by TAM, its affiliates, and Belle Haven from their relationships with High Yield Muni. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with High Yield Muni, and that Belle Haven may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Other considerations. The Board considered the investment objective of High Yield Muni and its investment strategy and noted that TAM believes that High Yield Muni would enhance the Transamerica Funds’ retail product line-up as well as the investment options for the asset allocation funds. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage High Yield Muni in a professional manner that is consistent with the best interests of High Yield Muni and its shareholders. In this regard, the Board Members favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of Belle Haven. The Board Members also noted that TAM has made a significant entrepreneurial commitment to the management and success of High Yield Muni.

Transamerica Funds	Annual Report 2013

TRANSAMERICA MLP & ENERGY INCOME

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on April 11, 2013, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica MLP & Energy Income as a new series of Transamerica Funds. The Board then reviewed and considered the proposed investment advisory agreement between Transamerica MLP & Energy Income (“MLP”) and Transamerica Asset Management, Inc. (“TAM”), and the proposed sub-advisory agreement with Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”) for MLP to determine whether each such agreement should be approved for an initial two-year period.

Following its review and consideration, the Board determined that the proposed investment advisory agreement and the proposed sub-advisory agreement will enable shareholders of MLP to obtain high quality services at a cost that is appropriate, fair, and in the best interests of MLP’s shareholders. The Board, including the Independent Board Members, unanimously approved the advisory and sub-advisory agreements.

In reaching their decision, the Board Members requested and obtained from TAM and Kayne Anderson such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of the investment advisory and sub-advisory agreements, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board Members based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each Board Member may have attributed different weights to the various factors.

The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and Kayne Anderson. The Board considered the proposed investment approach for MLP; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and Kayne Anderson; TAM’s management oversight process; and the professional qualifications of the portfolio management team of Kayne Anderson.

The Board also considered the services to be provided by TAM for the portion of the management fee it will retain after payment of the sub-advisory fee for MLP. The Board noted that these services include not only the services TAM provides to all Transamerica funds in the form of oversight of the services provided by the funds’ administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the funds, but also the “manager of managers” services TAM provides to sub-advised funds in the form of selection and oversight of the sub-adviser(s).

Based on these considerations, the Board Members determined that TAM and Kayne Anderson can provide investment and related services that are appropriate in scope and extent in light of MLP operations, the competitive landscape of the investment company business and investor needs.

The investment performance of MLP. MLP is not yet in existence and therefore had no historical performance for the Board to review. However, the Board Members considered historical performance returns of certain Kayne Anderson closed-end funds with investment objectives and strategies focused on the energy/MLP sector against their respective benchmarks to emphasize Kayne Anderson’s historical performance. The Board Members noted that there were no other relevant performance measures due to the custom nature of MLP’s strategy. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and Kayne Anderson, the Board Members concluded that TAM and Kayne Anderson are capable of generating a level of investment performance that is appropriate in light of MLP’s proposed investment objectives, policies and strategies.

Management fees and total expense ratios. The Board considered the proposed management fee and anticipated total expense ratio of MLP, including information comparing the management fee and total expense ratio of MLP to the management fees and total expense ratios of other investment companies in Lipper and Morningstar peer universes. The Board also considered the fee to be charged by Kayne Anderson for sub-advisory services as well as the portion of MLP’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board Members noted that the proposed management fee for MLP was expected to be higher than the Lipper and Morningstar category medians on an asset-weighted basis, but also noted the limitations in the number of peer funds and relative diversity in the peer groups. The Board also noted that TAM proposed to enter into an expense limitation arrangement with MLP, which may result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and Kayne Anderson under the investment advisory and sub-advisory agreements are reasonable in light of the services to be provided.

The cost of advisory services provided and the level of profitability. MLP was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding

Transamerica Funds	Annual Report 2013

TRANSAMERICA MLP & ENERGY INCOME

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (continued)

(unaudited)

TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency and other services to MLP by TAM and its affiliates. The Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and Kayne Anderson. As a result, the Board considered profitability information for TAM and its affiliates with respect to MLP. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with MLP was not anticipated to be excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as MLP grows. In evaluating the extent to which the management fees payable under the new investment advisory and sub-advisory agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and Kayne Anderson’s pricing schedules and the proposed advisory and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by MLP. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for MLP. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether MLP has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to Kayne Anderson.

Benefits to TAM, its affiliates, or Kayne Anderson from their relationship with MLP. The Board considered any other benefits derived by TAM, its affiliates, and Kayne Anderson from their relationships with MLP. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with MLP, and that Kayne Anderson may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Other considerations. The Board considered the investment objective of MLP and its investment strategy and noted that TAM believes that MLP would enhance the Transamerica Funds’ retail product line-up as well as the investment options for the asset allocation funds. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage MLP in a professional manner that is consistent with the best interests of MLP and its shareholders. In this regard, the Board Members favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of Kayne Anderson. The Board Members also noted that TAM has made a significant entrepreneurial commitment to the management and success of MLP.

Transamerica Funds	Annual Report 2013

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2013, the Funds designated the following maximum amounts of qualified dividend income:

Fund Name	Qualified Dividend Income
Transamerica Capital Growth	$5,273,079
Transamerica Diversified Equity	6,532,845
Transamerica Dividend Focused	13,963,633
Transamerica Emerging Markets Equity	780,040
Transamerica Flexible Income	230,348
Transamerica Growth Opportunities	4,809,353
Transamerica High Yield Bond	1,200,394
Transamerica Income & Growth	843,759
Transamerica International Equity	5,657,029
Transamerica International Small Cap Value	3,649,453
Transamerica Large Cap Growth	2,204,172
Transamerica Large Cap Value	37,594,678
Transamerica MLP & Energy Income	843,759
Transamerica Multi-Managed Balanced	4,370,340
Transamerica Small Cap Growth	310,710
Transamerica Small Cap Value	3,065,170
Transamerica Small/Mid Cap Value	2,562,033
Transamerica Tactical Allocation	53,519

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the maximum dividends received deductions as follows:

Fund Name	Dividend Received Deduction Percentage
Transamerica Capital Growth	100%
Transamerica Diversified Equity	100
Transamerica Dividend Focused	72
Transamerica Flexible Income	2
Transamerica Growth Opportunities	87
Transamerica High Yield Bond	2
Transamerica Income & Growth	8
Transamerica Large Cap Growth	43
Transamerica Large Cap Value	37
Transamerica MLP & Energy Income	24
Transamerica Multi-Managed Balanced	35
Transamerica Small Cap Growth	100
Transamerica Small Cap Value	16
Transamerica Small/Mid Cap Value	4
Transamerica Tactical Allocation	10

Transamerica Funds	Annual Report 2013

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2013 were as follows:

Fund Name	Long-Term Capital Gain Designation
Transamerica Capital Growth	$22,130,171
Transamerica Emerging Markets Debt	535,832
Transamerica Growth Opportunities	5,476,215
Transamerica International Bond	1,449,469
Transamerica Large Cap Value	58,400,184
Transamerica Multi-Managed Balanced	6,562,662
Transamerica Short-Term Bond	12,045,194
Transamerica Small Cap Value	32,366
Transamerica Tactical Income	599,585

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Transamerica Emerging Markets Equity	$6,148,749	$771,961
Transamerica International Equity	14,703,992	478,950

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

Transamerica Funds	Annual Report 2013

Management of the Trust

Board Members and Officers

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 174 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement
(2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

Chairman (2013 – present), Board Member (2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS (2012 – present);

Chairman (2013 – present), Board Member (2013 – present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF
(2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”)
(2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”)
(2012 – present);

				174	N/A

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Thomas A. Swank (continued)

Director and Trust Officer, Massachusetts Fidelity Trust Company (2012 – present);

Director, Aegon Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company
(2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, Aegon Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company
(2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company
(2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer
(2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000), and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	174	First Allied Holdings Inc. (2013 – present)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	174	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network
Solutions, LLC (business
consulting) (2006 – present);

Board Member, TST
(2001 – present);

Board Member, Transamerica
Funds and TIS
(2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);

Executive Vice President and
Senior Credit Officer, Barnett Banks
of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

				174	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	174	N/A
Russell A. Kimball, Jr (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and	174	N/A
			Board Member, TII (2008 – 2010).
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).	174	N/A

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	174	Buena Vista University Board of Trustees (2004 – present)
Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present);	174	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)

Board Member, TPP
(2002 – present);

Board Member, Transamerica Funds, TST and TIS
(2007 – present);

Board Member, TII
(2008 – 2010); and

Vice President, Institutional Advancement, Reconstructionist Rabbinical College
(1996 – 2004).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;	174	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)			Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).
John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	174	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2013

Officers

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012	See Table Above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments

(2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC

(2009 – 2012); and

Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS

(2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF

(2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM

(2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation

(2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010);

Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Erin E. King (1976)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Since 2013

Vice President, Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Vice President, Chief Compliance Officer and Chief Risk Officer, TAM (2013 – present);

Vice President, TFS (2013 – present);

Managing Director and Chief Compliance Officer, Guggenheim Partners Investment Management, LLC (2007 – 2013);

Regulatory Affairs Compliance Officer, Western Asset Management Company (2004 – 2007);

Compliance Officer, Citigroup Asset Management (2002 – 2004); and

Compliance Examiner, National Association of Securities Dealers (now, FINRA) (1999 – 2002).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Chief Accounting Officer, TAM and TFS (2009 – present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Sarah L. Bertrand (continued)

Assistant Secretary and Chief Compliance Officer, 40/86 Series Trust and 40/86 Strategic Income Fund (2000 – 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40/86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010); and Vice President and Senior Counsel, TAM (2008 – present).
Richard J. Wirth (1958)	Assistant Secretary	Since 2013

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF

(2013 – present);

Director, Senior Vice President, Division General Counsel and Secretary, Transamerica Advisors Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Advisors Life Insurance Company of New York (2012 – present);

Vice President and Division General Counsel, Transamerica Financial Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Monumental Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Western Reserve Life Assurance Co. of Ohio (2012 – present);

Secretary, Aegon Financial Services Group, Inc. (2012 – present); and

Assistant General Counsel, The Hartford

(2004 – 2012).

Maria P. Sell (1978)	Assistant Treasurer	Since 2013

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF

(2013 – present);

Director, Fund Administration, TAM

(2012 – present);

Vice President, Fund Administration, J.P. Morgan (2010 – 2012); and

Assurance Manager, PricewaterhouseCoopers LLP (2006 – 2010).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available without charge, upon request by calling toll free 1-800-233-4339 or on the Trusts’ website at www.transamericafunds.com.

Transamerica Funds	Annual Report 2013

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Fund money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2013

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2013

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

I2 Funds

Annual Report

October 31, 2013

www.transamericainvestments.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. In November 2012, markets were focused on the impending U.S. fiscal cliff of tax hikes and spending cuts. Despite improving economic conditions, concern that the fiscal cliff would slow economic growth held U.S. markets down through the end of 2012. Congress resolved the U.S. fiscal cliff in early January and as a result U.S. markets moved up strongly throughout the first quarter of 2013. Spring brought slower conditions in Europe, which held international markets back temporarily. However, Japan’s new quantitative easing program launched in the second quarter and helped markets and economies in developed markets recover. Meanwhile, emerging market policy makers tightened fiscal and monetary policy to fight inflation and to slow rapid credit growth. This caused emerging market equities to lag far behind. U.S. economics continued to improve in May and June, prompting the U.S. Federal Reserve Board to announce potential plans for tapering purchases of U.S. Treasury bonds and mortgages. As a result, U.S. Treasury bonds sold off strongly, pushing yields on the 10-year from under 1.70% in April to almost 2.98% in September before ending the period near 2.57%. During the third quarter, U.S. equities continued to climb higher on improving earnings and held onto those gains in October despite the government shutdown and concerns about a possible default.

For the year ending October 31, 2013, the Standard & Poor’s 500® Index gained 27.18% while the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index, representing international developed market equities, gained 27.40%. During the same period, the Barclays U.S. Aggregate Bond Index lost (1.08)%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Thomas A. Swank

President & Chief Executive Officer

Transamerica Funds

Christopher A. Staples

Vice President & Chief Investment Officer, Advisory Services

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Arbitrage Strategy

(unaudited)

MARKET ENVIRONMENT

The past twelve months have been a continuation of the low short-term interest rate environment that has existed since 2008. Deal flow remained unexceptional with the occasional large transaction, such as Berkshire Hathaway Corp.’s bid for H.J. Heinz Co. and competing bids by Silver Lake Partners, Blackstone Holdings Co., LLC and Carl Icahn for Dell, Inc.

An economic environment that includes low interest rates, cash-rich balance sheets, and rising stock prices would seem to be the underpinning of a significant uptick in deal flow. One ingredient remains missing: confidence on the part of executives and corporate boards. Uncertainty surrounding the timing of the U.S. Federal Reserve’s (“Fed”) cessation of its bond purchase program, the potential for rising interest rates, U.S. fiscal cliffs, government shutdowns, ongoing mixed signals regarding economic conditions in Europe and Asia, and ever-changing regulatory and fiscal policy-making have the executives and board members of many potential acquirers hitting the pause button.

The late summer volatility in the markets due to Fed comments regarding tapering provided a brief positive environment for arbitrage investing. We did see mergers and acquisitions (“M&A”) deal flow improve slightly during the final months of the period, thanks in part to some balance sheet cash being put to use and some activity stirring in Europe and Asia. However, the broad return of confidence on the part of corporate executives has yet to materialize.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Arbitrage Strategy Class I2 returned 3.60%. By comparison, its benchmark, Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, returned 0.29%.

STRATEGY REVIEW

Merger arbitrage seeks to profit from investing in securities that are involved in M&A. Typically a low volatility strategy pursued by absolute-return-minded investors, our goal is to capture a return stream having a low correlation to market returns.

Within the market environment described above, our discipline continues to focus on building a diversified global fund of deals – each having a sound strategic rationale – across all sectors, market capitalizations, and jurisdictions. For the period, the fund’s performance fell within the typical annualized spread range we have been witnessing in the current deal environment.

Two deals that had encountered regulatory delays and detracted from performance in the prior fiscal year eventually went on to a successful completion and ended up as two of the top three contributors to performance for the current year: Bell Canada’s purchase of Astral Media, and the purchase of Dollar Thrifty Automotive Group (no longer held at year end) by Hertz Corp. (no longer held at year end). The fund’s top contributor for the year, China National Offshore Oil Corp.’s (no longer held at year end) purchase of Nexen Co. (no longer held at year end), is yet another deal that saw delays and significant volatility near the tail end of the prior period, yet went on to close successfully. Our team’s conviction in our analysis and patience in such volatile situations provided opportunities to increase our positions at more favorable entry points when other investors made forced or panicked sales. Other top contributors for the year included Petroliam Nasional Berhad’s (no longer held at year end) acquisition of Progress Energy Resources, Inc. (no longer held at year end), and the Clearwire/SprintNextel/Softbank saga.

The fund did witness a handful of terminated or delayed deals during the period, which has detracted from performance. The most significant detractors include Hanlong Mining Group’s (no longer held at year end) failed acquisition of Sundance Resources, Inc. (no longer held at year end) and United Parcel Service, Inc.’s (no longer held at year end) bid for TNT Express, Inc. (no longer held at year end), both of which experienced delays and were eventually terminated. Apollo Tyre’s, Ltd. (no longer held at year end) troubled bid for Cooper Tire & Rubber Co. also resulted in losses for the fund.

The fund utilizes derivatives in the form of equity options, total return swaps, and currency forward contracts, primarily as hedging mechanisms as part of our risk management process or to gain exposure in certain jurisdictions. During this period, the use of derivatives was not a meaningful contributor to performance, although it did decrease returns. Within the derivatives bucket, forward foreign currency contracts and swaption contracts detracted, while the net effect of swap agreements contributed.

At this time last year, most investors’ concerns were focused on troubles in Europe, the underwhelming recovery of the U.S., dysfunction in Washington, and a slowing Chinese economy. Twelve months later, despite the ever-higher march of the broader equity markets, not much has changed. Corporate executives are sitting on record levels of cash, at a time of historically low interest rates and record highs for their share prices, yet they lack the confidence for deal-making. In the current environment, this is understandable. Recently, some

Transamerica Funds	Annual Report 2013

Transamerica Arbitrage Strategy

(unaudited)

STRATEGY REVIEW (continued)

shareholder bases have indicated that they no longer want cash to languish on corporate balance sheets, and have begun agitating boards to instead put it to work making strategic acquisitions.

As such, we will remain steadfast in our investing style, continuing to conduct our meticulous fundamental analysis on specific deal valuations, assess the backdrop of deal rationales and potential obstacles, position ourselves to be opportunistic in our entry points, and tackle any frothiness in the markets as it comes our way.

Roger P. Foltynowicz

Todd W. Munn

John S. Orrico, CFA

Co-Portfolio Managers

Water Island Capital, LLC

Transamerica Funds	Annual Report 2013

Transamerica Arbitrage Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	3.60%	1.33%	05/01/2011
BofAML US Dollar 3 Month Libor Constant Maturity (A)	0.29%	0.37%

NOTES

(A) Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (“BofAML US Dollar 3 Month Libor Constant Maturity”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

The 12-month period began with investor attention focused on the November 2012 U.S. presidential election. Soon afterward, fears that the U.S. economy would fall off the U.S. fiscal cliff took center stage, and investors sought to position themselves for the scheduled automatic tax hikes and spending cuts. Ultimately, Congress and the President struck an 11th-hour deal, which helped buoy the markets through the first quarter of 2013. During the second quarter of 2013, the U.S. Federal Reserve (“Fed”) introduced volatility in the fixed income markets by indicating a potential winding down of its program of monthly bond purchases, known as quantitative easing (“QE”), tempering investor enthusiasm. The magnitude of the resulting selloff and the overall disruption to markets tightened financial conditions significantly. Based on the Fed’s announcement, investors anticipated a reduction in QE following the central bank’s September policy meeting. However, the Fed surprised the financial markets and decided to delay “taper,” while softening its forward guidance. By delaying the start of taper and softening forward guidance more than the market expected, the Fed touched off an immediate rally in equities, emerging currencies and fixed income markets, as investors covered short positions. Those fixed income markets that had suffered most during the prior months’ volatility and bond market selloffs rebounded the most dramatically.

Pressure on European sovereign bonds wavered during the trailing year as instability in Italy in the wake of a contentious parliamentary election was quickly followed by the banking crisis in Cyprus in early 2013. These contentions petered out over the course of the summer and the Eurozone was able to extricate itself from recession. Overall, macroeconomic indicators, led by those pertaining to the domestic housing market, were largely positive during the year ended October 31, 2013, underscoring the potential for upside risks associated with the U.S. recovery.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Bond Class I2 returned 4.62%. By comparison, its benchmark, the Barclays U.S. Government/Credit Bond Index, returned (1.45)%.

STRATEGY REVIEW

For the year ended October 31, 2013, Transamerica Bond outperformed the Barclays U.S. Government/Credit Bond Index. Outperformance was due largely to security selection within convertibles, high yield, investment grade credits and non-USD denominated debt.

An underweight to the investment grade space proved additive to performance. Security selection within investment grade industrials, financials and utilities aided performance greatly. Similarly, an out-of-benchmark exposure to high yield contributed to performance. Strong security selection within the industrials space provided the bulk of outperformance from the sector. Security selection in the high yield financial and utility sectors also boosted return. In addition, the fund’s out-of-benchmark exposure to non-U.S. dollar denominated issues, including those issued in the Euro, Mexican peso and New Zealand dollar, aided performance. The fund’s position in convertible securities, another out-of-benchmark sector, also posted strong returns for the period. In line with the strong performance generated in the equity markets, the fund’s small out-of-benchmark allocation to preferred and equity securities, contributed positively to performance. Lastly, the fund’s securitized holdings had a net positive impact on performance during the year. Out-of-benchmark issues denominated in the Canadian dollar, Brazilian real and Malaysian ringgit weighed on performance.

During the year ended October 31, 2013, the fund utilized interest rate futures for duration management, and not as speculative investments. These positions slightly detracted from performance.

Matthew J. Eagan, CFA

Daniel J. Fuss, CFA

Elaine M. Stokes

Co-Portfolio Managers

Loomis, Sayles & Company, L.P.

Transamerica Funds	Annual Report 2013

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	4.62%	16.50%	8.21%	01/03/2007
Barclays U.S. Government/Credit Bond Index (A)	(1.45)%	6.43%	5.21%

NOTES

(A) The Barclays U.S. Government/Credit Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

(unaudited)

MARKET ENVIRONMENT

As events in both the U.S. and Europe threatened to derail the rally in risk assets through the beginning of calendar year 2013, accommodative support from central banks benefited U.S. stock markets, which reached multi-year highs. In the U.S., lawmakers were able to avert the potential cliff in fiscal spending at the beginning of the year and markets were resilient despite additional concerns regarding automatic spending cuts, referred to as sequestration.

Through the second quarter, global risk markets continued to be driven by the actions of central banks. The Bank of Japan provided a boost to markets early in the quarter through its quantitative easing program, while the U.S. Federal Reserve (“Fed”) disappointed investors with hints of a scale back in asset purchases. Market participants reacted to the U.S. Federal Reserve Chairman Ben Bernanke’s testimony to Congress in May, during which he indicated that the Fed could begin reducing the amount of its monthly asset purchases at one of its next few meetings if improvements in economic growth seemed sustainable.

Finally, the latter part of the year saw equity and bond market volatility as investors focused on the Fed meeting in mid-September and the risks associated with the fiscal-policy negotiations in Washington. The Fed’s decision to delay tapering was a notable surprise to the markets. Markets also reacted to positive economic data in Europe and tensions in the Middle East, specifically a possible U.S. strike against Syria. U.S. equities shed a majority of their Fed-announcement gains as markets quickly shifted their attention from the Fed meeting to the potential government shutdown, debt ceiling debate and continuing budget resolution. On October 1, Congress was unable to agree on a bill to fund the government at the outset of fiscal year 2014 and the government partially shut down for the first time in almost two decades, but reached a resolution mid-month that benefitted risk asset performance.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Core Bond Class I2 returned (0.89)%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned (1.08)%.

STRATEGY REVIEW

Interest rates were higher across the yield curve, driven primarily by messaging from the Fed over the year. Within Treasuries, the 30-year finished as the worst-performing bellwether in the index. The fund’s underweight in Treasury debt was a positive for performance as spread sectors outpaced their risk-free counterparts, with the exception of asset-backed securities. Mortgage-backed securities (“MBS”) outperformed comparable-duration Treasury debt and the fund’s overweight in MBS was generally positive for returns over the period.

Corporate bonds finished as the best-performing investment-grade domestic broad market sector during the period. Overall, the Barclays Corporate Index outpaced comparable-duration Treasuries for the period, with financial names being the best-performing sub-sector. The fund’s underweight in credit was a slight detractor from performance, as the sector outperformed MBS on a comparable-duration basis.

The fund’s sector allocations did not change dramatically throughout the year. We remained underweight in Treasury debt, overweight in mortgage securities, slightly overweight in agency debentures and modestly underweight in corporate bonds.

Douglas Swanson

Portfolio Manager

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	(0.89)%	4.42%	07/01/2009
Barclays U.S. Aggregate Bond Index (A)	(1.08)%	4.90%

NOTES

(A) The Barclays U.S. Aggregate Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Developing Markets Equity

(unaudited)

MARKET ENVIRONMENT

Emerging markets equities performed positively over the first half of the period, as central banks throughout the world established accommodative policies that helped improve investor sentiment. Prior to the start of the period, the U.S. Federal Reserve (“Fed”) launched an open-ended quantitative easing program involving monthly purchases of U.S. government securities and mortgage-backed securities. The quantitative easing (“QE”) program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated his intent to support the Euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a quantitative easing program.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Developing Markets Equity Class I2 returned 11.95%. By comparison, its benchmark the Morgan Stanley Capital International Emerging Markets Index, returned 6.90%.

STRATEGY REVIEW

The fund outperformed the Index in seven out of ten sectors this period, led by stronger relative stock selection in the Information Technology and Consumer Discretionary sectors. Relative to the Index, the most significant underperforming sector for the fund was Financials, where weaker relative stock selection detracted from performance. Geographically, holdings in China, Russia, India, the Philippines and Brazil were among the top performers. An overweight position in Italy also benefited the fund. Conversely, an underweight position in Taiwan and an overweight position in the United Kingdom detracted from relative performance versus the Index.

Three of the top performing stocks for the fund this period were in the Information Technology sector: Baidu, Inc. (“Baidu”), Naver Corp. (“Naver”) and Tencent Holdings, Ltd. (“Tencent”). Baidu is the market-dominant search engine in China. During the reporting period, South-Korean company NHN Corporation spun off its entertainment and gaming division, NHN Entertainment, and renamed its search division Naver Corp. Naver, prior to the spin-off, posted higher than expected growth. Tencent is a social networking company with the largest online community in China. The company has long been a beneficiary of games and other services that it offers on its platform.

The fund’s top performance detractors included Tullow Oil PLC (“Tullow Oil”), Anglo American PLC (“Anglo American”), and America Movil SAB de CV (“America Movil”). Tullow Oil is an emerging markets oil and gas exploration and production company. During the period, the stock reacted negatively to poor news from the preliminary drilling stage of a well in the company’s concession in Guiana, off the coast of South America. Anglo American is a global mining company with a diversified production fund. The negative sentiment regarding emerging markets in general, and fears of a slower growth rate in China in particular, depressed mining stocks across the board. America Movil fell on concerns that regulatory intervention in Mexico will increase competition have depressed shares of America Movil.

At period end, the fund was primarily overweight Consumer Staples and Consumer Discretionary, and was also overweight Information Technology and Health Care. The fund was underweight all other sectors and did not have any holdings in Utilities. On a country basis, the fund had its largest overweight positions in the United Kingdom, India, Hong Kong and Italy and its most significant underweight positions in South Korea, Taiwan, South Africa, Malaysia and Thailand. Emerging markets are heterogeneous; they vary greatly from each other in their relative dependence on exports, on commodity versus manufacturing or service exports, on their integration with global capital markets and their dependence on foreign capital flows, on the exchangeability of their currencies and so on. Furthermore, within each of the emerging market economies, as within each of the developed ones, companies vary greatly. We believe in active management—by which we mean fundamental, bottom up, long-term stock picking—as the right approach to equity investing in all markets.

Justin Leverenz, CFA

Portfolio Manager

OppenheimerFunds, Inc

Transamerica Funds	Annual Report 2013

Transamerica Developing Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	11.95%	18.18%	10.21%	12/06/2005
MSCI EMI (A)	6.90%	15.76%	8.18%

NOTES

(A) The Morgan Stanley Capital International Emerging Markets Index (“MSCI EMI”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in emerging and developing markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Global Real Estate Securities

(unaudited)

MARKET ENVIRONMENT

Global real estate stocks have generated positive total return over the past twelve months as property fundamentals have gradually improved. Property companies have benefited from stability in the equity markets, a sense of diminished “tail risk” in global macro-economic conditions and accommodative capital markets, which have led to an increasingly active transactions market for property companies—fueled by access to attractively priced equity and debt capital despite a rise in interest rates.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Global Real Estate Securities Class I2 returned 11.76%. By comparison, its benchmark, the S&P Developed Property Index, returned 14.43%.

STRATEGY REVIEW

The fund offers a global strategy for real estate securities investors in the U.S. The fund generally owns between 80-110 real estate stocks with the goal of outperforming the S&P Developed Property Index. The fund seeks to invest in attractively priced stocks that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.

During the period, Transamerica Global Real Estate Securities trailed its benchmark primarily as the result of sub-par stock selection. While stock selection added value in Japan, it was more than offset by the underperformance of fund holdings in the U.S., Europe and Hong Kong. In the U.S., stock selection was negatively impacted as the result of a yield chasing rally, which occurred during the first part of 2013 and accounted for a significant amount of the relative shortfall during the period. This underperformance occurred primarily during the first quarter of the year as the outperformance of high dividend yield stocks was dramatic. The yield rally ended with U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke’s tapering comments in May as the market reverted to a more normalized state, favoring companies that deliver strong fundamentals and solid earnings growth. In the period following Fed Chairman Ben Bernanke’s tapering comments, U.S. stock selection had added value. In Europe, fund holdings in the German residential sector underperformed during the period. In Hong Kong, our bias toward the commercial sectors hurt performance as these stocks have posted lackluster returns despite a modestly improving economic climate. Asset allocation decisions negatively impacted relative performance as the benefit of good positioning in Europe, due in large part to an overweight to the outperforming U.K. market, as well as an underweight to the underperforming Canadian market, was overshadowed by an overweight to the underperforming Hong Kong market as well as positioning decisions in Japan and Australia.

Fund positioning is focused on investing in attractively priced companies, geographies and property sectors that stand to benefit the most from improving economic conditions. Positioning notably includes overweight positions in the Japanese property companies as well as U.S. Real Estate Investment Trusts (“REITs”) with a focus on the more economically sensitive company profiles, property types and a corresponding underweight in the more “bond-like” property types. Additionally, our view on European property companies is evolving to be more positive since we believe the investment environment is improving. The rationale for a global listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, attractive valuations and the continued, gradual spread of the REITs structure globally.

We appreciate your continued faith and confidence in our portfolio management team.

Steven D. Burton, CFA

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Transamerica Funds	Annual Report 2013

Transamerica Global Real Estate Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	11.76%	12.63%	6.32%	11/15/2005
S&P Developed Property Index (A)	14.43%	16.07%	6.21%

NOTES

(A) The S&P Developed Property Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in real estate securities and real estate investment trusts (“REITs”) involve special risks, such as the possible decline in value of real estate, extended vacancies, and uninsured damages from natural disasters. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Growth

(unaudited)

MARKET ENVIRONMENT

The U.S. equity market advanced strongly in the 12 months ended October 31, 2013, reflecting a more optimistic economic outlook. Housing and employment indicators improved, consumer confidence rose, and strength in corporate profits continued. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed, but to levels sufficiently expansionary to give investors conviction that global gross domestic product, although moderating, remained solid. Concerns that the U.S. Federal Reserve would begin scaling back its quantitative easing program took a toll in early summer. However, the market soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Growth Class I2 returned 32.38%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 28.29%.

STRATEGY REVIEW

The fund is built from the bottom up, based on the fundamentals of individual companies. Consumer discretionary holdings, which hold a major weight in the portfolio, were strong contributors to return. Online travel company priceline.com, Inc. reported better-than-projected financial results, as both international and domestic gross bookings growth accelerated. NIKE, Inc. (“NIKE”) reported impressive earnings, revenue, gross margins, and future orders, reinforcing our conviction in the momentum of the NIKE brand around the world and across product categories. Amazon.com, Inc. accelerated its business investment to drive robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. In industrials, Boeing Co. reported strong earnings per share, revenue, cash flow, and margins. Of particular note, the profitability of the company’s 787 Dreamliner improved, driven by an accelerated production rate.

Health care holdings, in particular biopharmaceutical companies, which held a meaningful weight in the portfolio, were strong contributors to return. Gilead Sciences, Inc. reported strong revenue and earnings. The Food and Drug Administration approved Biogen IDEC, Inc.’s drug, Tecfidera, for the treatment of multiple sclerosis. We believe the drug’s ease of use could support broad adoption and potential market leadership.

Information technology stocks had mixed results. Apple, Inc. (“Apple”) was hurt by slowing revenue growth and lowered earnings projections. We find Apple shares attractively valued and believe recent product launches can revive the company’s growth outlook. Rackspace Hosting, Inc., which provides Web- and cloud-hosting services to enterprise customers, reported lower-than-anticipated revenue and installed-base growth. VMware, Inc. (“VMware”) was hurt by uncertainty about the timing and pace of new product revenue acceleration. The new software products, which will replace hardware in the datacenter, are designed to protect and expand the company’s dominant position in the market for virtualized servers. VMware’s joint venture with its parent EMC Corporation spearheads these efforts.

Positive technology contributors included Facebook, Inc. (“Facebook”), whose ad revenue advanced strongly, driven by gains in mobile. We view Facebook as the world’s preeminent Internet-based social network with a dominance we believe no rival can easily match and a network effect that creates formidable barriers to entry. LinkedIn Corp.’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides, what we consider, unique access to a scale database of active and passive job candidates. Adjacent growth opportunities in marketing services and professional publishing are added potential drivers in early phases of development. Google, Inc. performed well, reflecting its continued strong competitive position, strong advertising revenue, and YouTube monetization opportunities.

In the energy sector, strong gains in EOG Resources, Inc. and Schlumberger, Ltd. were moderated by energy equipment company National Oilwell Varco, Inc.’s decline, which reflected a slowdown in spending trends among its customers within the exploration and production industry.

Blair A. Boyer

Michael A. Del Balso

Spiros “Sig” Segalas

Co-Portfolio Managers

Jennison Associates LLC

Transamerica Funds	Annual Report 2013

Transamerica Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	32.38%	17.34%	7.11%	11/15/2005
Russell 1000® Growth Index (A)	28.29%	17.51%	7.83%

NOTES

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica International

(unaudited)

MARKET ENVIRONMENT

Broad advances in international equity markets during the last twelve months were, in our opinion, significantly driven by supportive central bank policy and a reduction in perceived risk. Economically challenged parts of the Eurozone, such as Greece and Spain, saw the biggest gains as economic conditions stabilized and sentiment improved; an initial positive response to “Abenomics” has driven the Yen lower aiding the export-driven economy. On the other hand, slower growth in China and other emerging markets negatively impacted Canada and Australia commodity export-oriented economies driven by demand from the developing world. Emerging markets (“EM”) also trailed developed markets as their own economic growth expectations were revised down. Foreign investors also grew concerned with large and growing current account deficits in select EM countries leading to a selloff in both their stock markets and currencies. Meanwhile, foreign investors also bid up a broad set of Japanese exporters which they expect to benefit from a falling Yen – not discerning between companies that can take advantage of the weak currency and others that cannot. Eurozone banks’ stock prices benefited from the receding fears of a Eurozone sovereign debt crisis, despite their poor earnings. All of this drove the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) price/earnings ratio from 12.5x twelve months ago to its current 14.7x.

PERFORMANCE

For the year ended October 31, 2013, Transamerica International Class I2 returned 20.94%. By comparison its benchmark, the MSCI EAFE, returned 27.40%.

STRATEGY REVIEW

The fund lagged the MSCI EAFE index for the 12 month period. In a market environment where supportive central bank policy supports all companies, especially those with greater leverage, our focus on companies with sound balance sheets, high returns and underlying earnings growth face headwinds in terms of relative performance. With exposure to neither Eurozone nor Japanese banks that both rallied strongly due to supportive central bank policy, the Financials sector relative performance was poor. Select exposure to EM banks that were sold off with the rest of the EM also dragged down returns. Broadly, Japanese exporters – many of which fall in the Consumer Discretionary sector – outpaced the fund’s selective set of names. Our Materials sector holdings in the metals and mining industry were hurt by the negative sentiment towards precious metals. The two largest individual detractors were both Canadian precious metals names: New Gold, Inc., the gold miner, and Silver Wheaton Corp., the silver streaming firm. Both fell with the price of gold and silver dropping 23% and 33% respectively over the last year. This left Canada as the greatest detractor by country. We reduced the fund’s Energy weighting, eliminating a couple oil services names, Petrofac Corp. (no longer held at year end) and Subsea 7 SA (no longer held at year end), whose execution disappointed us – leading to our Energy sector underperformance. Our Consumer Staples names provided the greatest relative outperformance, led by the fund’s leading contributor, Pigeon Corp., the Japan-based baby-care products manufacturer, which is enjoying growth in China and other international markets. Roche Holdings AG (no longer held at year end), the pharmaceutical firm, had the second greatest positive impact, driven by the success of their cancer-treating drugs. Toyota Motor Corp. and Continental AG (no longer held at year end), two auto-related names were additive to performance, aided by their leading-edge technologies, and robust car sales in North America and China.

We believe international economies only have the potential for muted growth in the medium term with Europe just recently barely returning to positive growth and Japan possibly struggling to maintain its recent momentum. We therefore are focusing on companies that are most likely to execute well in the low growth environment. In our opinion, companies that have a strong track record in tough economic times, solid balance sheets, and steady cash flow may be advantaged. And despite the recent strength in international markets, we continue to see excellent bottom-up opportunities in select areas that could be positioned to outperform in the years ahead.

Benjamin Segal, CFA

Fund Manager

Neuberger Berman Management LLC

Transamerica Funds	Annual Report 2013

Transamerica International

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	20.94%	14.53%	4.08%	12/06/2005
MSCI EAFE (A)	27.40%	12.52%	5.11%

NOTES

(A) The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica International Equity Opportunities

(unaudited)

MARKET ENVIRONMENT

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the Eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the U.S. Federal Reserve (“Fed”) (through a third round of quantitative easing) and the European Central Bank (“ECB”) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end U.S. fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved, there was continued monetary easing this time by the Bank of Japan and fears of fiscal austerity in the U.S. waned. Later in the period, concerns that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall. Toward the end of the period, equity and bond prices rallied after the Fed concluded it was not yet time to begin the wind-up of its asset purchase program.

PERFORMANCE

For the year ended October 31, 2013, Transamerica International Equity Opportunities Class I2 returned 23.72%. By comparison, its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”), returned 27.40%.

STRATEGY REVIEW

Stock selection in the financial services sector was a primary detractor from performance relative to the MSCI EAFE. Within this sector, the fund’s holdings of banking and treasury management firm ICICI Bank, Ltd. (India) and an overweight position in banking group Standard Chartered PLC (United Kingdom) held back relative results.

Security selection in the technology sector also weakened relative results. Here, the fund’s holdings of electronics manufacturer Hon Hai Precision Industry Co., Ltd. (Taiwan) dampened relative performance as the stock underperformed the benchmark over the period.

Within the retailing sector, stock selection detracted from relative performance. An overweight position in weak-performing global sourcing and supply chain management company Li & Fung, Ltd. (Hong Kong) hindered relative results.

Elsewhere, overweight allocations to oil and gas exploration company INPEX Corp. (Japan), specialty chemicals manufacturer Shin-Etsu Chemical Co., Ltd. (Japan), and brewer Heineken NV (Netherlands) dampened relative performance as all three stocks lagged the index. In addition, not holding strong-performing car maker Toyota Motor Corp. and technology investment firm SoftBank Corp. (Japan) detracted from relative results.

The fund’s cash and/or cash equivalents position during the period also held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Stock selection in the special products & services sector was a positive factor for relative performance. Overweight positions in strong-performing staffing and human resource consulting firm Randstad Holding NV (Netherlands) and transaction processing firm Amadeus IT Holding SA (Spain) boosted relative results.

In the health care sector, strong security selection also aided relative performance. The fund’s overweight allocations to healthcare products maker Bayer AG (Germany) and holdings of drug manufacturer Valeant Pharmaceuticals International, Inc. boosted relative returns.

Stocks in other sectors that benefited relative performance included vehicle component manufacturers Delphi Automotive PLC (United Kingdom) and overweight positions in advertising and marketing firm WPP Group PLC (United Kingdom), Denso Corp. (Japan) and

Transamerica Funds	Annual Report 2013

Transamerica International Equity Opportunities

(unaudited)

STRATEGY REVIEW (continued)

financial services firm ING Groep NV (Netherlands) as all four stocks outperformed the index over the period. Not holding mining giant BHP Billiton PLC (Australia) also aided relative returns as the stock lagged the index. In addition, the fund’s underweight position early in the period of global energy and petrochemicals company Royal Dutch Shell PLC (no longer held at year end) (United Kingdom), combined with exiting the position prior to period end, aided relative results as the stock lagged the index for the year ended October 31, 2013.

Daniel T. Ling

Marcus L. Smith

Co-Portfolio Managers

MFS® Investment Management

Transamerica Funds	Annual Report 2013

Transamerica International Equity Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	23.72%	13.17%	3.78%	06/10/2008
MSCI EAFE (A)	27.40%	12.52%	1.82%

NOTES

(A) The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap

(unaudited)

MARKET ENVIRONMENT

It has been a strong period for small company returns, with the Standard & Poor’s EuroPacific SmallCap Index (“S&P EPAC SmallCap”) rising 31.6%. While large cap equities have also posted strong returns, at 26.6% as represented by the S&P EPAC Large/Midcap Index, they have trailed their smaller peers by a significant margin.

Investor sentiment has been supported through the year by generally favorable monetary conditions, with central banks in Europe and Japan in accommodative mode, accompanied by broadly strengthening leading economic indicators. Japanese asset prices have responded to the initial phases of aggressive monetary and fiscal easing by the newly elected government of Shinzo Abe, while in Europe relative calm within the Eurobloc has encouraged equity markets. Fortunes in emerging markets and Asia, excluding Japan, have been mixed with export sensitive sectors and markets performing respectably, but sentiment on domestic sectors was weighed down by a range of factors including weaker terms of trade for commodity exposed markets, tighter liquidity and caution among consumers and companies.

PERFORMANCE

For the year ended October 31, 2013, Transamerica International Small Cap Class I2 returned 30.12%. By comparison, its benchmark, the S&P EPAC SmallCap, returned 31.64%.

STRATEGY REVIEW

The main positive contribution to relative returns has come from Europe. In the United Kingdom, areas of strength included industrials such as SIG PLC, Keller Group PLC, Ashtead Group PLC and WS Atkins PLC, along with lesser contributions from information technology (Computacenter PLC, and CSR PLC, which was strong on the disposal of its mobile communications division to Samsung Electronics Co., Ltd.) and energy (Lamprell PLC).

In the rest of Europe, key contributors among sectors included financials (Danish regional banks Jyske and Sydbank and insurance holdings such a Helvetia Holding AG and Delta Lloyd NV) along with holdings in materials (Smurfit Kappa Group PLC, Clariant AG and Auriga Industries). Xing AG, a German professional networking platform, was a notable feature among information technology holdings. In geographic terms, holdings in Ireland, Norway, Sweden and Germany were key positive contributors to relative returns.

Asia has been more disappointing in terms of stock selection. In Japan, there were shortfalls in industrials (Glory, Ltd., Asahi Diamond Industrial Co., Ltd.), information technology (Capcom Co., Ltd.) and materials (Kureha Corp.), which outweighed a notable contribution among financials from Tokai Tokyo Financial Holdings, Inc.

The rest of Asia made a positive impact overall. The fund’s holdings in emerging markets such a Indonesia, Malaysia, Taiwan and Thailand yielded positive returns in aggregate, but not remotely near the performance of the overall benchmark. However, this was more than compensated for by returns achieved in developed Asian markets, excluding Japan, which were relatively strong against the regional averages, with holdings in materials adding value (Fletcher Building, Ltd.) along with global exporters such as Halla Visteon Climate Control Corp. (auto parts), Shenzhou International Group Holdings, Ltd. (textiles) and Hankook Tire Co., Ltd.

The portfolio remains well diversified by stock, sector and geography. The focus remains upon stock specific fundamentals, with a bias towards companies with superior and sustainable returns, good investment discipline, solid balance sheets and shareholder friendly management. Over the period as a whole we added to the United Kingdom (and close the year broadly neutral) while remaining underweight in the rest of Europe and Japan. Within Asia, we continue to favour emerging markets. In sector terms, we are underweight financials, industrials, utilities and consumer staples balanced by overweight positions in consumer cyclicals, information technology and materials.

The fund’s use of derivatives resulted in a small net loss during the year ended October 31, 2013.

Matthew F. Dobbs

Portfolio Manager

Schroder Investment Management North America Inc.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	30.12%	16.93%	4.34%	03/01/2008
S&P EPAC SmallCap (A)	31.64%	17.50%	3.92%

NOTES

(A) The Standard & Poor’s EuroPacific SmallCap Index (“S&P EPAC SmallCap”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investing in small size companies involves greater risk than is customarily associated with more established companies. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica International Value Opportunities

(unaudited)

MARKET ENVIRONMENT

During the year ended October 31, 2013, new policies initiated by Japan’s government have begun to show early signs of impacting the real economy. In the U.S., housing strength and auto sales drove sentiment in an increasingly positive trajectory. Global markets posted solid returns for the period despite ongoing European economic sluggishness, slowing growth in China and the prospect of tighter monetary policies and political gridlock weighing on investor sentiment in the U.S.

Going forward in the current environment, government policy issues remain at the forefront of investors’ minds. In the U.S., annual budget debates and a government shutdown, however temporary, are worrisome. Japanese labor market reforms, tax policy and trade relations will be in focus. European financials are bracing for an asset quality review. We will be tracking these developments from the perspective of long-term bottom-up investors, looking for dislocations in value often created by short-term macroeconomic uncertainty. As always, we will seek to identify promising companies across our three categories of value—basic value, consistent earners, and emerging franchises—in an effort to provide diversification and opportunity on a risk-adjusted basis.

PERFORMANCE

For the year ended October 31, 2013, Transamerica International Value Opportunities Class I2 returned 16.79%. By comparison, its benchmark the Morgan Stanley Capital International All Country World Index ex-U.S. (“MSCI ACWI ex-U.S.”) returned 20.80%.

STRATEGY REVIEW

The fund significantly underperformed the MSCI ACWI ex-U.S. during the period, primarily due to negative stock selection within the consumer discretionary, financials, and health care sectors. Favorable overweight allocation in the information technology and non-exposure to the utilities sector contributed positively on a relative basis. The funds’s derivative positions, which are used to hedge currency exposures, resulted in a small gain during the year ended October 31, 2013.

On a country basis, negative stock selection in Germany, an unfavorable underweight allocation in Japan, overweight positions in Canada and China detracted from relative performance. Positive stock selection in the Netherlands, a favorable overweight position in Russia, and non-exposure to Australia contributed to performance on a relative basis.

Individual contributors included Toyota Motor Corp., Mitsubishi UFJ Financial Group, Inc., and Publicis Groupe SA. Toyota Motor Corp.’s profitability on Japanese export volume has improved substantially with a weaker Yen and should strengthen their competitive position among global auto companies. Mitsubishi UFJ Financial Group, Inc. has been buoyed by the overall strength of the Japanese market, which was one of the leading global markets performers during the period in local currency terms. Mitsubishi is also positioned to benefit from the policy moves in Japan and renewed stimulus in the Japanese economy. Publicis Groupe SA continues to benefit from its strategic position in both digital advertising and emerging markets. The stock outperformed during the period due to earnings growth and multiple expansion, as investors further appreciated its business model and results.

Individual detractors included Potash Corp. of Saskatchewan, Inc., Saipem SpA, and Sinopharm Group Co., Ltd. Potash Corp. of Saskatchewan, Inc. suffered due to pricing uncertainty in the potash market which arose after Russian producer Uralkali announced they would withdraw from the potash producer cartel. Saipem SpA, a leading oil & gas engineering and construction firm, fell after a new management team lowered 2013 guidance. Concerns in China regarding credit and gross domestic product slowdown affected Sinopharm Group Co., Ltd. In addition, uncertainty concerning the U.S. healthcare reform is weighing on the stock.

William V. Fries, CFA

Wendy Trevisani

Lei Wang, CFA

Co-Portfolio Managers

Thornburg Investment Management, Inc.

Transamerica Funds	Annual Report 2013

Transamerica International Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	16.79%	10.08%	5.09%	09/15/2008
MSCI ACWI ex-U.S. (A)	20.80%	12.99%	6.05%

NOTES

(A) The Morgan Stanley Capital International All Country World Index ex-U.S. (“MSCI ACWI ex-U.S.”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Long/Short Strategy

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets reached multi-year highs in the first quarter, driven by better-than-expected fourth-quarter earnings, declining uncertainty over U.S. fiscal policy and continued improvements in housing. Volatility returned as Italy’s elections failed to provide a clear outcome and officials scurried to avert a full-blown banking crisis in Cyprus.

The markets advanced modestly in the second quarter as better-than-expected data on employment and housing offset investor concerns over the U.S. Federal Reserve (“Fed”) altering the pace of its bond-buying program and stresses in the Chinese interbank-lending market. Markets rallied around the April and May U.S. nonfarm payroll reports as both exceeded economists’ forecasts. Housing was a continued source of strength for the U.S. economy. Additionally, sales of existing and new homes for May exceeded expectations. Perhaps even more significant was the increase in the median market price for both measures compared to the same period last year.

During the third quarter, markets moved higher as prospects of improving global economic growth and several anticipated macro risks not coming to fruition were able to overcome increased anxiety over the U.S. fiscal battle that began in late September.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Long/Short Strategy Class I2 returned 7.84%. By comparison its primary and secondary benchmarks, the Bank of America Merrill Lynch 3-Month Treasury Bill Index and the Standard & Poor’s 500® Index, returned 0.08% and 27.18%, respectively.

STRATEGY REVIEW

Transamerica Long/Short Strategy outperformed its primary benchmark for the trailing twelve months. The pharmaceutical/medical technology, banks and brokers and utilities sectors contributed to performance while the real estate investment trust, industrial cyclical and health services and systems sectors weighed on returns. At the security level, long positions in Time Warner, Inc. (“Time Warner”) and Google, Inc. (“Google”) were the largest contributors while short positions in Netflix, Inc. (“Netflix”) and Lockheed Martin, Corp. (“Lockheed Martin”) detracted from results.

Within the media sector, a long position in Time Warner added value after the company announced solid quarterly results, specifically strong earnings per share growth and positive forward-looking guidance. Given accelerating subscription fees, improving quality of growth and Time Warner’s strong strategic position in the market, investor perception has improved. We expect that the stock should continue to do well on the heels of recent positive momentum. Also in the media sector, good first-quarter earnings drove shares of Google higher. More recently, the stock underperformed due to concerns about Facebook, Inc. and Apple, Inc., but we continue to like Google for the long-term due to its attractive valuation and position as a market leader in the internet space.

Within the media sector, a short position in Netflix detracted from results as the stock outpaced the market due to strong subscriber growth and demand for its self-produced content. The stock is pricing in subscriber growth and price increases that we believe are too optimistic, especially as its business begins to mature. We also expect margins to come under pressure given the company’s investments in content. Additionally, profitability in Netflix’s international business continues to struggle. We still have conviction in this story and continue to recommend it as a short. Within the industrial cyclical sector, a short in Lockheed Martin hurt performance. Recent announcements on its capital deployment strategy have underscored the company’s commitment to returning cash to shareholders through dividends and share buybacks. Despite a strong cash profile and high dividend yield, we remain cautious on the name as persistent uncertainty about sequestration and the Department of Defense’s budget could lead to challenges for Lockheed Martin as one of the largest U.S. defense contractors.

The fund did not use any derivatives during the period.

Terance Chen, CFA

Portfolio Manager

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2013

Transamerica Long/Short Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	7.84%	(1.30)%	(0.81)%	01/03/2007
BofA Merrill Lynch 3-Month Treasury Bill (A)	0.08%	0.14%	1.10%
S&P 500® (A)	27.18%	15.17%	5.46%

NOTES

(A) The Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. The fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Mid Cap Value

(Unaudited)

MARKET ENVIRONMENT

U.S. equity markets moved higher over the past 12 months as prospects of improving global economic growth and a potential increase in interest rates drove investors into the equity markets.

For the first time since the Great Recession, we are beginning to see more synchronized economic growth around the globe. U.S. second-quarter gross domestic product was unrevised at an annual rate of 2.5% in the third and final estimate. The Euro area finally exited recession in the second quarter of 2013, growing at a 1.2% annualized rate. Growth is expected to continue as the Markit Eurozone Manufacturing Purchasing Managers Index (“PMI”) has shown expansion for the entire third quarter. Turning to major Asian economies, the China Markit Manufacturing PMI for September rose to 50.2, the highest reading since April. The Markit/JMMA Japan Manufacturing PMI for September was 52.5, the seventh consecutive month this reading has been over the expansionary level of 50.

Market volatility returned in August as headlines were plentiful about the U.S. Federal Reserve (“Fed”) lowering the current pace of asset purchases, uncertainty over the identity of the new Fed Chairman, an escalation of tensions with Syria, and the upcoming U.S. budget battle. Investors were bracing themselves for multiple headwinds. Positive outcomes on mostly all fronts led markets to rally in September.

The Fed shocked almost everyone as the Federal Open Market Committee decided after its September meeting not to alter the pace of its asset purchases. While acknowledging the improvement in economic activity and labor market conditions, the Fed decided “to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Markets also advanced on announcements that Larry Summers withdrew his name from consideration for Fed Chairman and that the U.S. and Russia came to an agreement for Syria to identify and eventually destroy Syrian chemical weapons.

U.S. equity markets continued their upward advance in October as Congress was able to reach a last minute agreement to reopen the U.S. government and raise the debt ceiling, avoiding a U.S. default. Markets have also been supported by what is on pace to be another record earnings season and, while economic data has softened, this has only pushed out expectations of when the Fed will begin to reduce the pace of its bond buying program.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Mid Cap Value Class I2 returned 28.70%. By comparison its benchmark, the Russell Midcap® Value Index, returned 33.45%.

STRATEGY REVIEW

Transamerica Mid Cap Value underperformed the Russell Midcap® Value Index for the 12 months ended October 31, 2013. The major performance detractors over the period were stock selection in the consumer discretionary and industrials sectors. Alternatively, stock selection in the financials and utilities sectors contributed to performance.

Underperformance in the consumer discretionary and industrials sectors was mostly a function of high-beta names that the fund does not own, which outperformed. As the housing market and consumer spending have recovered in the United States, many cyclical names have bounced back from their post-recession lows. For example, the strategy did not own Whirlpool, Inc. (no longer held at year end), a manufacturer and marketer of home appliances, because of its high sensitivity to the housing market. Best Buy Co., Inc. (no longer held at year end), which also is not owned because it faces many competitive headwinds and does not have a durable franchise in a fast-changing consumer electronics retail market, also outperformed.

Within the industrials sector, the strategy’s underperformance was due to the outperformance of cyclical names, including airlines Delta Airlines, Inc. (no longer held at year end) and Southwest Airlines, Inc. (no longer held at year end), which we do not own. We choose not to own these airlines because of their capital-intensive business profiles and the cyclicality of their revenues.

Within the financial services sector, an underweight position in regional banks and mortgage servicers helped the strategy avoid weaknesses in the mortgage industry caused by rising interest rates. Instead, the funds’s ownership of brokers and asset managers benefited from rising equity markets. For example, Ameriprise Financial Group was the largest contributor as it benefited from rising equity markets and retail risk appetite.

Transamerica Funds	Annual Report 2013

Transamerica Mid Cap Value

(Unaudited)

STRATEGY REVIEW (continued)

The fund also was helped by an underweight position in the utilities sector, which has underperformed the broader market as investors have shied away from traditionally high-dividend yield sectors. Being underweight in the sector, and only holding high return-on-capital utilities, contributed to performance over the last 12 months.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2013

Transamerica Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	28.70%	19.10%	9.25%	11/15/2005
Russell Midcap® Value Index (A)	33.45%	18.85%	8.34%

NOTES

(A) The Russell Midcap® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

(unaudited)

MARKET ENVIRONMENT

In a largely status quo election, Americans voted President Barack Obama to a second term in office at the end of 2012. Market participants then quickly turned their attention to the uncertainty surrounding the impending U.S. fiscal cliff. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”) in 2013.

Despite the rhetoric surrounding the fiscal cliff and the damage from Hurricane Sandy, there were positive economic data released during recent quarters. According to gross domestic product data, the U.S. economy grew at a higher than expected annual rate during the third quarter. Additionally, the housing market continued to show improvement amid record low mortgage rates.

During the first quarter of 2013, U.S. equity indices reached new highs and Treasuries sold off across the curve during the quarter as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments—including Congress’ failure to reach a deal on sequestration—and instead focused on positive news out of the housing and labor markets.

Conditions in financial markets then deteriorated during the second quarter as investors reacted to signals by the U.S. Federal Reserve (“Fed”) that it would begin to slow the pace of asset purchases later this year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed’s choice to later eschew market consensus in the third quarter and delay tapering left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering this spring, headline indicators of economic growth have been unconvincing. The question many are asking now is to what extent the economy’s current bout of cyclical weakness is of the Fed’s own doing.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Real Return TIPS Class I2 returned (6.21)%. By comparison, its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, returned (6.39)%.

STRATEGY REVIEW

Interest rate strategies, including an underweight to longer-dated maturities, added to performance as yields rose at the long end of the curve for the year. Meanwhile, exposure to real interest rates was neutral for performance. Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from returns amid narrowing breakeven levels, while allocations to real interest rates in France and Italy contributed to returns. Mortgage positioning added to returns as allocations to non-agency mortgages contributed amid an ongoing housing recovery. Corporate exposure contributed to performance for the year. A focus on financials, via tactical positioning in both investment-grade and high yield credit, accounted for much of this positive contribution as they generally outperformed the broader corporate sector. The portfolio’s exposure to emerging market local rates detracted from returns as Brazilian rates rose for the year.

The fund had a net gain from derivatives. Positive contributions came from purchased and written options and swaptions, swap agreements, and forward foreign currency contracts, while negative contributions came from futures contracts.

Mihir Worah

Portfolio Manager

Pacific Investment Management Company LLC

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	(6.21)%	8.12%	5.10%	11/08/2004
Barclays U.S. TIPS Index (A)	(6.39)%	7.36%	5.00%

NOTES

(A) The Barclays U.S. Treasury Inflation Protected Securities Index (“Barclays U.S. TIPS Index”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursement by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This fund invests in inflation-indexed bonds of varying maturities. It may invest in non-U.S. securities. The fund may also invest in mortgage related securities as well as a portion in high-yield securities. Inflation-indexed bonds issued by the U.S. Government, known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation, which will affect the interest payable on them. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Select Equity

(unaudited)

MARKET ENVIRONMENT

During the twelve-month period ending October 31, 2013, U.S. equity market returns were strongly positive, with volatility reduced compared to recent prior periods. While uncertainty over economic growth, fiscal policy and the European sovereign debt crisis continues to influence investors’ outlooks, there have been signs of stabilization during the period.

Global economic growth is picking up, but there are key regional differences and a strong recovery still seems unlikely. First, conditions in the United States are surprisingly resilient with real gross domestic product growth likely to average around 2% this year in our view, despite the large drag from fiscal tightening; as a result, the U.S. Federal Reserve (“Fed”) may begin tapering asset purchases later this year, but an increase in the federal funds rate still appears to be a long way off. Second, in Europe, the pace of economic decline is moderating and risks associated with the crisis appear to have eased with European Central Bank actions. However, growth is unlikely to accelerate sharply given high levels of debt, imbalances in competitiveness, political risks, and ongoing fiscal austerity. Third, activity in Japan is picking up as a result of the weaker currency and optimism around reforms from the new Prime Minister and Central Bank Governor; however, the structural headwinds to the economy are substantial.

Overall, we continue to believe that the global economy will expand at a relatively slow pace given elevated debt levels, higher long-term interest rates and political uncertainty, though the potential range of outcomes is quite wide.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Select Equity Class I2 returned 27.24%. By comparison, its benchmark, the Russell 1000® Value Index, returned 28.29%.

STRATEGY REVIEW

Overall, the fund is built on a stock-by-stock basis and reflects the individual names that we believe have a combination of attractive valuation and catalysts likely to trigger appreciation over a 12-18 month time frame. Stock-specific catalysts can be related to a company’s management, a restructuring, a problem-fixing situation, a new product, or pricing flexibility.

During the period, two themes were in place that we believe are timely in an environment of below-average economic growth. One theme is the “strong will get stronger”; the fund seeks to emphasize companies with strong operational and financial characteristics. We believe these companies can gain share from weaker competitors and thus improve their earnings. The second investment theme is “earn and return cash”; we believe stocks of companies that can both grow earnings and provide significant cash returns to shareholders should be attractive to many investors.

During the period the fund’s return was strongly positive, though it slightly underperformed the Russell 1000® Value Index. Performance relative to the index was driven by several key factors. In the basic industries sector, gold mining company Barrick Gold Corp. underperformed as production delays and cost overruns hampered the firm’s results and outlook. The position was sold from the fund due to the risk that these issues would continue rather than be resolved. Stock selection in the financials sector detracted from relative performance as positions such as Capital One Financial Corp. (“Capital One”) and BB&T Corp. (“BB&T”) lagged the broader sector. After a period of outperformance from 2012 into the first half of 2013, our research indicated that fewer stocks in the financials sector appeared to have attractive upside potential and we trimmed or sold some positions in this sector to reflect this view. In the energy sector, Encana Corp. (“Encana”) underperformed as continued low natural gas prices and increased capital expenditures weighed on results. Capital One, BB&T and Encana remained in the fund as we believe they possess a combination of attractive valuation and investment catalysts.

Stock selection in the consumer services sector added value, led by media companies Time Warner, Inc. and Viacom, Inc. Overweighting this sector also added to relative performance. In the consumer durables sector, auto parts manufacturer Johnson Controls, Inc. outperformed as profit margins showed signs of improvement due to the company’s restructuring initiatives. Semi-conductor maker Texas Instruments, Inc. and oilfield service company Halliburton Co. also added to relative performance during the period. The fund also benefited from overweighting the technology sector.

Thomas M. Cole, CFA

Jerrold K. Senser, CFA

Thomas R. Wenzel, CFA

Co-Portfolio Managers

Institutional Capital LLC

Transamerica Funds	Annual Report 2013

Transamerica Select Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	27.24%	20.07%	08/31/2011
Russell 1000® Value Index (A)	28.29%	22.23%

NOTES

(A) The Russell 1000® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Stocks may be volatile, their prices may go up and down dramatically over the shorter term. The prices of the securities the sub-adviser believes are undervalued may not appreciate as anticipated, or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

(unaudited)

MARKET ENVIRONMENT

In a largely status quo election, Americans voted President Barack Obama to a second term in office at the end of 2012. Market participants then quickly turned their attention to the uncertainty surrounding the impending fiscal cliff. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”) in 2013. Despite the rhetoric surrounding the fiscal cliff and the damage from Hurricane Sandy, there were positive economic data released during the quarter. According to gross domestic product data, the U.S. economy grew at a higher than expected annual rate during the third quarter. Additionally, the housing market continued to show improvement during the fourth quarter amid record low mortgage rates.

During the first quarter of 2013, U.S. equity indices reached new highs and Treasuries sold off across the curve during the quarter as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments—including Congress’ failure to reach a deal on sequestration—and instead focused on positive news out of the housing and labor markets.

Conditions in financial markets then deteriorated during the second quarter as investors reacted to signals by the U.S. Federal Reserve (“Fed”) that it would begin to slow the pace of asset purchases later this year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed’s choice to later eschew market consensus in the third quarter and delay tapering left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering this spring, headline indicators of economic growth have been unconvincing. The question many are asking now is to what extent the economy’s current bout of cyclical weakness is of the Fed’s own doing.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Total Return Class I2 returned (1.07)%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned (1.08)%.

STRATEGY REVIEW

Interest rate strategies, including a focus on the intermediate portion of the yield curve while underweighting long-end maturities, partially implemented via long-dated interest rate swaps, detracted from performance as intermediate maturity yields increased by a greater amount than longer-dated maturities. Holdings of Treasury Inflation-Protected Securities (“TIPS”) also detracted from returns amid narrowing breakeven levels. Mortgage positioning, however, added substantially to returns, as allocations to non-agency mortgages contributed amid an ongoing housing recovery. Strategic exposure to corporates contributed to performance for the year. A focus on financials, both as an overweight to investment-grade credit and a tactical allocation to high yield credit, accounted for much of this positive contribution as they generally outperformed the broader corporate sector. The fund’s exposure to emerging market local rates detracted from returns as Brazilian rates rose for the year. Finally, exposure to municipal bonds, with a focus on Build America Bonds, added to returns as they outperformed similar-duration Treasuries for the year.

The fund had a net loss from derivatives. Negative contributions came from swap agreements and forward foreign currency contracts and was partially offset by gains from purchased and written options and swaptions and futures contracts.

Chris P. Dialynas

Portfolio Manager

Pacific Investment Management Company LLC

Transamerica Funds	Annual Report 2013

Transamerica Total Return

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	(1.07)%	8.41%	6.16%	11/15/2005
Barclays U.S. Aggregate Bond Index (A)	(1.08)%	6.09%	5.17%

NOTES

(A) The Barclays U.S Aggregate Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expenses reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This fund will normally invest its assets in a diversified portfolio of fixed-income securities. The fund may invest in non-U.S. securities and may invest a portion of its assets in high-yield securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Value

(unaudited)

MARKET ENVIRONMENT

Global and U.S. equity markets exhibited strong performance over the course of the fiscal year. Two notable market events affected fund returns over this time period. The first would be Abenomics, the economic stimulus program embarked upon by Japan’s Prime Minister Shinzo Abe in concert with Japan’s central bank in order to break the back of deflation and spur economic activity there after two decades of morass. The positive effects of Shinzo Abe’s three-pronged stimulus manifested quickly in Japan’s equity markets. The fund owns Toyota Industries Corp. and Daiwa Securities Group, Inc., both strong performers during the fiscal year. For both companies we arrived at our investment rationale independent of any expectations about government macroeconomic policy. Both companies have strong financial positions, improving operating results, a path to grow the value of each enterprise and were available to us for purchase at significant discounts to intrinsic value. Abenomics created an environment where the market could more easily recognize positive developments for both companies.

The fund also benefitted from what we call resource conversions, which is Third Avenue’s name for company-specific, value creating events such as mergers, acquisitions, assets dispositions, spin-offs, dividends, share buybacks and refinancing. The low interest rate environment in developed markets encourages resource conversions as cheap financing is available for financially strong companies. Applied Materials, Inc. was sold from the fund at a significant profit after announcing that it would merge with rival Tokyo Electron, Inc. Devon Energy Corp. (“Devon Energy”) has found a way to realize value from its midstream energy assets through the formation of a Master Limited Partnership. Hutchison Whampoa, Ltd. (“Hutch”) is considering the sale of its valuable European retail assets, which would benefit both Hutch and Cheung Kong Holdings, Ltd., its largest shareholder.

Finally, our U.S.-based financials, including KeyCorp, Comerica, Inc. and Bank of New York Mellon Corp. have all benefitted from improving economic conditions in the U.S.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Value Class I2 returned 25.75%. By comparison, its primary and secondary benchmarks, the Russell 3000® Value Index and the Morgan Stanley Capital International World Index, returned 28.64% and 26.48%, respectively.

STRATEGY REVIEW

The fund holds a high conviction portfolio of what we believe to be undervalued equities, diversified across industries and geographic regions. The fund is constructed based on a bottom up security selection basis. We believe that all of these companies have the potential to compound intrinsic value over time. We believe that these companies have the financial strength and sound business models necessary to survive and even thrive in tough economic times and that, over time, the fund will deliver strong absolute returns despite the ebbs and flows of market cycles. We believe that the fund is best poised to outperform in a fundamentally driven bull market and note that some of our holdings could be oversold by other market participants in a bear market, leading to temporary underperformance.

Over the course of the fiscal year, we found new opportunities to invest in undervalued Europe-based companies, particularly those with telecom assets such as Vivendi SA, and wireless providers like Vodafone Group PLC. Combined with the telecom assets of Hutch, a theme of under-appreciated but vital communications assets emerges, particularly in Europe where the sector has been out of favor due to regulatory concerns, among other headwinds.

We have also found opportunities in U.S.-based energy companies with many of the independent exploration and production companies feeling valuation pressure because of persistently low natural gas prices. We added Apache Corp. to the portfolio, which joins Devon Energy and EnCana Corp. among our exploration and production companies. The fund also owns Bristow Group, Inc. and SEACOR Holdings, Inc., two companies that provide services to the energy industry.

Victor Cunningham

Ian Lapey

Michael Lehmann

Yang Lie

Co-Portfolio Managers

Third Avenue Management LLC

Transamerica Funds	Annual Report 2013

Transamerica Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	25.75%	11.96%	1.40%	05/01/2007
Russell 3000® Value Index (A)	28.64%	14.12%	3.32%
MSCI World (A)	26.48%	13.99%	3.05%

NOTES

(A) The Russell 3000® Value Index and the Morgan Stanley Capital International World Index (“MSCI World”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Index Descriptions

(unaudited)

Index	Description

Bank of America Merrill Lynch 3-Month Treasury Bill Index	The Bank of America Merrill Lynch 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index	The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity.

Bank of America Merrill Lynch U.S. Treasury Current 5-Year Index	The Bank of America Merrill Lynch U.S. Treasury Current 5-Year Index is a one-security index comprised of the most recently issued 5-year U.S. Treasury note.

Barclays U.S. Aggregate Bond Index	The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar-denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Barclays U.S. Government/Credit Bond Index	The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

Barclays U.S. Treasury Inflation Protected Securities Index	The Barclays U.S. Treasury Inflation Protected Securities Index is a market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

Citigroup 1-Month Treasury Bill Index	The Citigroup 1-Month Treasury Bill Index measures monthly returns equivalent of yield averages that are not marked to market.

Citigroup 3-Month Treasury Bill Index + 7% Wrap	The Citigroup 3-Month Treasury Bill Index +7% Wrap tracks the performance of U.S. Treasury bills with a remaining maturity of three months and includes a 7% wrap fee.

Citigroup Non-U.S. Dollar World Government Bond Index	The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

Transamerica Funds	Annual Report 2013

Index Descriptions (continued)

(unaudited)

Index	Description

Dow Jones-UBS Commodity Index Total Return	The Dow Jones-UBS Commodity Index Total Return is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc.

Financial Times Stock Exchange All-World Index ex-U.S.	The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

Financial Times Stock Exchange World Index	The Financial Times Stock Exchange World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

HFRX Macro: Discretionary Thematic Index	The HFRX Macro: Discretionary Thematic Index is a passively-managed index that is compiled by Hedge Fund Research, Inc. It is designed to measure the daily performance of hedge fund strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions; strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables.

Morgan Stanley Capital International Emerging Markets Index	The Morgan Stanley Capital International Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

Morgan Stanley Capital International Europe, Australasia, Far East Index	The Morgan Stanley Capital International Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International All Country World Index ex-U.S.	The Morgan Stanley Capital International All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

Morgan Stanley Capital International World Index	The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

Transamerica Funds	Annual Report 2013

Index Descriptions (continued)

(unaudited)

Index	Description

Russell 1000® Growth Index	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 3000® Index	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index	The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe, and is comprised of Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell MidCap® Index	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe, and is comprised of approximately 800 of the smallest securities of the Russell 1000® based on a combination of market cap and current index membership.

Russell Midcap® Value Index	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500®	The Standard & Poor’s 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

Standard & Poor’s Developed Property Index	The Standard & Poor’s Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

Standard & Poor’s EuroPacific SmallCap Index	The Standard & Poor’s EuroPacific SmallCap Index measures the performance of the smallest companies from select European and Pacific countries.

Transamerica Funds	Annual Report 2013

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2013 and held for the entire period until October 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Arbitrage Strategy	$1,000.00	$1,015.20	$8.13	$1,017.14	$8.13	1.60	%(C)(D)
Transamerica Bond	1,000.00	978.20	3.49	1,021.68	3.57	0.70
Transamerica Core Bond	1,000.00	977.00	2.44	1,022.74	2.50	0.49
Transamerica Developing Markets Equity	1,000.00	1,070.20	6.99	1,018.45	6.82	1.34
Transamerica Global Real Estate Securities	1,000.00	947.50	5.06	1,020.01	5.24	1.03
Transamerica Growth	1,000.00	1,175.30	4.55	1,021.02	4.23	0.83
Transamerica International	1,000.00	1,085.70	5.73	1,019.71	5.55	1.09
Transamerica International Equity Opportunities	1,000.00	1,092.20	5.22	1,020.22	5.04	0.99
Transamerica International Small Cap	1,000.00	1,145.60	6.44	1,019.21	6.06	1.19
Transamerica International Value Opportunities	1,000.00	1,057.10	5.86	1,019.51	5.75	1.13
Transamerica Long/Short Strategy	1,000.00	1,026.80	16.55	1,008.87	16.41	3.24	(E)
Transamerica Mid Cap Value	1,000.00	1,112.80	4.69	1,020.77	4.48	0.88
Transamerica Real Return TIPS	1,000.00	926.80	3.79	1,021.27	3.97	0.78	(F)
Transamerica Select Equity	1,000.00	1,099.00	4.02	1,021.37	3.87	0.76
Transamerica Total Return	1,000.00	970.90	3.63	1,021.53	3.72	0.73
Transamerica Value	1,000.00	1,090.60	4.64	1,020.77	4.48	0.88

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Includes dividends and interest on securities sold short (representing 0.35% of average net assets).

(D)	Expense ratios do not include expenses of the investment companies in which the fund invests.

(E)	Includes dividends and interest on securities sold short (representing 1.84% of average net assets).

(F)	Includes interest fee on sale-buyback transactions (representing 0.01% of expenses to average net assets).

Transamerica Funds	Annual Report 2013

Schedules of Investments Composition

At October 31, 2013

(the following charts summarize the Schedules of Investments of each fund by asset type)

(unaudited)

Transamerica Arbitrage Strategy	% of Net Assets
Common Stocks	78.3%
Repurchase Agreement	12.7
Corporate Debt Securities	4.3
Convertible Bond	1.0
Master Limited Partnership	0.9
Investment Companies	0.3
Right	0.2
Purchased Options	0.1
Other Assets and Liabilities - Net(A)	2.2
Total	100.0%

Transamerica Bond	% of Net Assets
Corporate Debt Securities	50.2%
Securities Lending Collateral	10.2
Foreign Government Obligations	9.5
Mortgage-Backed Securities	9.0
Convertible Bonds	8.4
U.S. Government Obligations	7.4
Asset-Backed Securities	7.3
Repurchase Agreement	3.2
Convertible Preferred Stocks	1.9
Preferred Stocks	1.4
Common Stocks	1.0
Short-Term U.S. Government Obligation	0.2
Preferred Corporate Debt Securities	0.1
Other Assets and Liabilities - Net(A)	(9.8)
Total	100.0%

Transamerica Core Bond	% of Net Assets
U.S. Government Agency Obligations	41.6%
Corporate Debt Securities	18.9
Mortgage-Backed Securities	12.6
U.S. Government Obligations	12.1
Repurchase Agreement	8.4
Securities Lending Collateral	4.7
Foreign Government Obligations	3.0
Asset-Backed Securities	2.7
Municipal Government Obligations	0.4
Convertible Bond	0.0	(B)
Other Assets and Liabilities - Net	(4.4)
Total	100.0%

Transamerica Developing Markets Equity	% of Net Assets
Common Stocks	91.6%
Securities Lending Collateral	7.6
Repurchase Agreement	6.1
Preferred Stocks	2.0
Other Assets and Liabilities - Net	(7.3)
Total	100.0%

Transamerica Global Real Estate Securities	% of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	13.1
Repurchase Agreement	0.5
Other Assets and Liabilities - Net	(12.2)
Total	100.0%

Transamerica Growth	% of Net Assets
Common Stocks	99.7%
Securities Lending Collateral	4.7
Repurchase Agreement	0.1
Preferred Stock	0.0	(B)
Other Assets and Liabilities - Net	(4.5)
Total	100.0%

Transamerica International	% of Net Assets
Common Stocks	96.0%
Securities Lending Collateral	10.7
Repurchase Agreement	1.5
Convertible Preferred Stock	1.4
Preferred Stock	1.1
Other Assets and Liabilities - Net	(10.7)
Total	100.0%

Transamerica International Equity Opportunities	% of Net Assets
Common Stocks	98.9%
Securities Lending Collateral	4.5
Repurchase Agreement	0.8
Other Assets and Liabilities - Net	(4.2)
Total	100.0%

Transamerica International Small Cap	% of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	7.5
Repurchase Agreement	1.1
Preferred Stock	0.5
Other Assets and Liabilities - Net	(7.0)
Total	100.0%

Transamerica International Value Opportunities	% of Net Assets
Common Stocks	96.4%
Securities Lending Collateral	5.3
Repurchase Agreement	3.3
Preferred Stock	0.0	(B)
Other Assets and Liabilities - Net(A)	(5.0)
Total	100%

Transamerica Long/Short Strategy	% of Net Assets
Common Stocks	113.9%
Repurchase Agreement	0.0	(B)
Other Assets and Liabilities - Net(A)	(13.9)
Total	100.0%

Transamerica Mid Cap Value	% of Net Assets
Common Stocks	97.6%
Securities Lending Collateral	5.3
Repurchase Agreement	2.3
Other Assets and Liabilities - Net	(5.2)
Total	100.0%

Transamerica Funds	Annual Report 2013

Schedules of Investments Composition (continued)

At October 31, 2013

(the following charts summarize the Schedules of Investments of each fund by asset type)

(unaudited)

Transamerica Real Return TIPS	% of Net Assets
U.S. Government Obligations	104.6%
Corporate Debt Securities	5.7
Mortgage-Backed Securities	3.0
Foreign Government Obligations	2.6
Asset-Backed Securities	1.1
Securities Lending Collateral	0.9
U.S. Government Agency Obligations	0.7
Municipal Government Obligation	0.1
Repurchase Agreement	0.1
Purchased Swaption	0.0	(B)
Short-Term U.S. Government Obligation	0.0	(B)
Other Assets and Liabilities - Net(A)	(18.8)
Total	100.0%

Transamerica Select Equity	% of Net Assets
Common Stocks	97.2%
Repurchase Agreement	2.4
Securities Lending Collateral	2.2
Other Assets and Liabilities - Net	(1.8)
Total	100.0%

Transamerica Total Return	% of Net Assets
U.S. Government Obligations	41.8%
U.S. Government Agency Obligations	35.6
Repurchase Agreements	23.7
Corporate Debt Securities	11.8
Mortgage-Backed Securities	5.3
Asset-Backed Securities	4.0
Municipal Government Obligations	3.7
Foreign Government Obligations	3.2
Short-Term Foreign Government Obligations	2.4
Short-Term U.S. Government Agency Obligations	1.0
Commercial Paper	0.9
Securities Lending Collateral	0.8
Convertible Preferred Stock	0.2
Preferred Stock	0.1
Other Assets and Liabilities - Net(A)	(34.5)
Total	100.0%

Transamerica Value	% of Net Assets
Common Stocks	86.6%
Repurchase Agreement	13.2
Securities Lending Collateral	7.3
Warrant	0.0	(B)
Other Assets and Liabilities - Net	(7.1)
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

(B)	Percentage rounds to less than 0.1%

Transamerica Funds	Annual Report 2013

Transamerica Arbitrage Strategy

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
CORPORATE DEBT SECURITIES - 4.3%
Media - 1.2%
Allbritton Communications Co. 8.00%, 05/15/2018	$ 2,290,000	$ 2,450,300
Oil, Gas & Consumable Fuels - 1.8%
Forest Oil Corp. 7.25%, 06/15/2019	3,650,000	3,686,500
Paper & Forest Products - 1.3%
Boise Paper Holdings LLC 8.00%, 04/01/2020	2,371,000	2,686,343

Total Corporate Debt Securities (cost $8,868,924)		8,823,143

CONVERTIBLE BOND - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Petrominerales, Ltd. 3.25%, 06/12/2017 - Reg S	2,200,000	2,134,000

Total Convertible Bond (cost $2,180,051)		2,134,000

	Shares	Value
COMMON STOCKS - 78.3%
Auto Components - 0.5%
Cooper Tire & Rubber Co.	37,100	964,971
Biotechnology - 4.7%
Elan Corp. PLC - ADR (A)	573,119	9,548,162
Trius Therapeutics, Inc. (A) (B) (C)	71,641	10,467
Commercial Banks - 6.4%
Bank of Ayudhya PCL	3,457,140	4,248,533
CapitalSource, Inc.	349,735	4,574,534
MB Financial, Inc.	378	11,226
Sterling Bancorp (A)	101,785	1,501,329
Sterling Financial Corp.	88,809	2,571,909
Taylor Capital Group, Inc. (A)	8,830	203,090
Commercial Services & Supplies - 0.1%
Copart, Inc. (A)	9,060	292,004
Communications Equipment - 0.2%
Symmetricom, Inc. (A)	8,050	57,719
Tellabs, Inc.	129,780	316,663
Construction & Engineering - 0.1%
KHD Humboldt Wedag International AG	26,990	233,616
Diversified Consumer Services - 3.5%
Outerwall, Inc. (A)	27,575	1,791,823
Stewart Enterprises, Inc. - Class A	403,936	5,335,995
Diversified Financial Services - 8.1%
NYSE Euronext	375,489	16,529,026
Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	45,296	2,287,901
Electric Utilities - 6.1%
NV Energy, Inc. (D)	523,500	12,427,890
Electronic Equipment & Instruments - 4.5%
Molex, Inc. (D)	240,028	9,265,081
Food & Staples Retailing - 7.7%
Harris Teeter Supermarkets, Inc. (D)	118,361	5,837,565
Shoppers Drug Mart Corp.	171,336	10,010,827
Health Care Equipment & Supplies - 1.0%
Mako Surgical Corp. (A)	40,437	1,205,427
Rochester Medical Corp. (A)	41,906	837,282
Health Care Providers & Services - 0.2%
Celesio AG	12,962	403,636
Health Care Technology - 0.1%
Greenway Medical Technologies (A)	13,474	274,196

	Shares	Value
Hotels, Restaurants & Leisure - 2.1%
SHFL Entertainment, Inc. (A)	$ 186,356	$ 4,319,732
Insurance - 0.2%
Genworth Financial, Inc. - Class A (A)	23,676	344,012
Internet Software & Services - 0.7%
Active Network, Inc. (A)	100,772	1,455,148
IT Services - 4.9%
Lender Processing Services, Inc. (D)	289,771	10,002,895
Life Sciences Tools & Services - 4.8%
Life Technologies Corp. (A) (D)	131,189	9,879,844
Machinery - 4.3%
Invensys PLC	961,061	7,751,051
Manitowoc Co., Inc.	51,225	996,839
Media - 1.7%
Belo Corp.	258,590	3,550,441
Metals & Mining - 0.2%
Flinders Mines, Ltd. (A)	3,058,100	115,615
Sundance Resources, Ltd. (A)	485,325	48,164
Yancoal Australia, Ltd. - Class CVR (A)	123,441	332,510
Multiline Retail - 4.2%
Saks, Inc. (A)	532,750	8,518,672
Oil, Gas & Consumable Fuels - 0.7%
Gulf Coast Ultra Deep Royalty Trust (A)	90,515	219,046
Talisman Energy, Inc.	86,475	1,078,190
Whitehaven Coal, Ltd. - Class B (A)	57,231	87,629
Personal Products - 0.9%
Magic Holdings International, Ltd.	2,241,206	1,769,145
Pharmaceuticals - 1.0%
Acino Holding AG (A)	4,784	605,810
Actavis PLC (A)	5,438	840,606
Hi-Tech Pharmacal Co., Inc.	12,972	558,963
Professional Services - 0.5%
National Technical Systems, Inc. (A)	44,415	1,016,659
Real Estate Investment Trusts - 2.1%
CapLease, Inc.	449,314	3,819,169
Cole Real Estate Investment, Inc.	37,580	533,636
Semiconductors & Semiconductor Equipment - 0.6%
Tokyo Electron, Ltd.	23,963	1,308,668
Specialty Retail - 0.2%
OfficeMax, Inc.	28,864	432,383
Thrifts & Mortgage Finance - 3.3%
Hudson City Bancorp, Inc. (D)	749,906	6,734,156
Trading Companies & Distributors - 0.4%
Edgen Group, Inc. - Class A (A)	69,081	826,899
Transportation Infrastructure - 0.1%
Gemina SpA (A)	65,402	158,951
Wireless Telecommunication Services - 1.1%
Leap Wireless International, Inc. (A)	137,117	2,207,584

Total Common Stocks (cost $155,867,144)		160,253,289

RIGHT - 0.2%
Biotechnology - 0.2%
Cubist Pharmaceuticals, Inc. (A)	205,875	397,339

Total Right (cost $457,557)		397,339

INVESTMENT COMPANIES - 0.3%
Capital Markets - 0.3%
Health Care Select Sector SPDR Fund	8,533	450,030
SPDR S&P 500 ETF Trust	1,252	220,014

Total Investment Companies (cost $675,142)		670,044

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Arbitrage Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
MASTER LIMITED PARTNERSHIP - 0.9%
Pioneer Southwest Energy Partners, LP	39,262	$ 1,857,092

Total Master Limited Partnership (cost $1,593,961)		1,857,092

	Contracts	Value
PURCHASED OPTIONS - 0.1%
Put Options - 0.1%
Applied Materials, Inc. Strike Price $ 16.00 Expires 01/18/2014	25	600
BlackBerry Ltd. Strike Price $ 5.00 Expires 01/18/2014	191	2,865
BlackBerry Ltd. Strike Price $ 6.00 Expires 01/18/2014	257	7,453
BlackBerry Ltd. Strike Price $ 7.00 Expires 01/18/2014	210	10,290
Cooper Tire & Rubber Co. Strike Price $ 24.00 Expires 01/18/2014	371	68,635
Genworth Financial, Inc. Strike Price $ 12.00 Expires 12/21/2013	83	415
Mako Surgical Corp. (B) Strike Price $ 17.50 Expires 01/18/2014	5	50
Mako Surgical Corp. (B) Strike Price $ 20.00 Expires 01/18/2014	37	185
Office Depot, Inc. Strike Price $ 5.00 Expires 01/18/2014	195	4,875
OfficeMax, Inc. Strike Price $ 11.00 Expires 01/18/2014	113	2,825
OfficeMax, Inc. Strike Price $ 12.00 Expires 01/18/2014	104	3,640
Outerwall, Inc. Strike Price $ 55.00 Expires 12/21/2013	334	23,380

Total Purchased Options (cost $153,035)		125,213

	Principal	Value
REPURCHASE AGREEMENT - 12.7%
State Street Bank & Trust Co. 0.01% (E), dated 10/31/2013, to be repurchased at $25,930,010 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $26,449,784.	$ 25,930,003	25,930,003

Total Repurchase Agreement (cost $25,930,003)		25,930,003

Total Investment Securities (cost $195,725,817) (F)		200,190,123
Other Assets and Liabilities - Net - 2.2%		4,584,463

Net Assets - 100.0%		$ 204,774,586

	Shares	Value
SECURITIES SOLD SHORT - (24.8%)

COMMON STOCKS - (23.7%)
Commercial Banks - (7.3%)
M&T Bank Corp.	(63,035)	$ (7,093,329)
MB Financial, Inc.	(6,057)	(179,893)
PacWest Bancorp	(99,220)	(3,775,321)
Sterling Bancorp/DE	(128,395)	(1,504,789)
Umpqua Holdings Corp.	(148,398)	(2,429,275)
Commercial Services & Supplies - 0.0% (G)
KAR Auction Services, Inc.	(870)	(25,856)
Distributors - 0.0% (G)
LKQ Corp. (A)	(1,172)	(38,711)
Diversified Financial Services - (6.0%)
IntercontinentalExchange, Inc. (A)	(63,945)	(12,324,120)
Diversified Telecommunication Services - (0.9%)
AT&T, Inc.	(48,205)	(1,745,021)
Electrical Equipment - (1.0%)
Schneider Electric SA	(24,958)	(2,102,670)
Food & Staples Retailing - (2.3%)
Loblaw Cos., Ltd.	(102,108)	(4,670,341)
Insurance - (1.9%)
Fidelity National Financial, Inc. - Class A	(137,710)	(3,876,537)
Oil, Gas & Consumable Fuels - (0.9%)
Pioneer Natural Resources Co.	(9,128)	(1,869,232)
Pharmaceuticals - (3.0%)
Perrigo Co.	(43,763)	(6,034,480)
Real Estate Investment Trusts - (0.3%)
American Realty Capital Properties, Inc.	(41,084)	(545,185)
Semiconductors & Semiconductor Equipment - 0.0% (G)
Applied Materials, Inc. - Class A	(2,280)	(40,698)
Transportation Infrastructure - (0.1%)
Atlantia SpA	(7,266)	(159,326)

Total Common Stocks (proceeds $(44,524,705))		(48,414,784)

RIGHT - 0.0% (G)
Biotechnology - 0.0% (G)
Cubist Pharmaceuticals, Inc.(A)	(26,000)	(50,180)

Total Right (cost $(54,339))		(50,180)

INVESTMENT COMPANIES - (1.1%)
Health Care Select Sector SPDR Fund	(17,075)	(900,535)
SPDR Barclays High Yield Bond ETF	(3,700)	(150,331)
SPDR S&P 500 ETF Trust	(6,667)	(1,171,592)
SPDR S&P Insurance ETF	(1,900)	(113,639)

Total Investment Companies (cost $(2,238,427))		(2,336,097)

Total Securities Sold Short (proceeds $(46,817,471))		$(50,801,061)

	Contracts	Value
WRITTEN OPTIONS - (0.1%)
Call Options - (0.1%)
Applied Materials, Inc. Strike Price $ 17.00 Expires 11/16/2013	756	(74,088)
Applied Materials, Inc. Strike Price $ 18.00 Expires 11/16/2013	173	(5,363)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Arbitrage Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Contracts	Value
Call Options (continued)
Applied Materials, Inc. Strike Price $ 19.00 Expires 11/16/2013	25	$ (150)
Cooper Tire & Rubber Co. Strike Price $ 30.00 Expires 11/16/2013	148	(4,440)
Fidelity National Financial, Inc. Strike Price $ 28.00 Expires 11/16/2013	90	(4,500)
Genworth Financial, Inc. Strike Price $ 14.00 Expires 11/16/2013	83	(5,727)
Leap Wireless International, Inc. Strike Price $ 16.00 Expires 11/16/2013	72	(1,224)
Life Technologies Corp. Strike Price $ 75.00 Expires 11/16/2013	39	(1,755)
Mako Surgical Corp. Strike Price $ 30.00 Expires 11/16/2013	10	(50)
Manitowoc Co., Inc. Strike Price $ 19.00 Expires 11/16/2013	114	(9,804)
Manitowoc Co., Inc. Strike Price $ 20.00 Expires 11/16/2013	214	(8,560)

	Contracts	Value
Call Options (continued)
OfficeMax, Inc. Strike Price $ 15.00 Expires 11/16/2013	37	$ (2,220)
Outerwall, Inc. Strike Price $ 65.00 Expires 11/16/2013	38	(6,840)
Outerwall, Inc. Strike Price $ 70.00 Expires 11/16/2013	81	(3,240)
Saks, Inc. Strike Price $ 16.00 Expires 11/16/2013	172	(860)
Put Options - (0.0%) (G)
Applied Materials, Inc. Strike Price $ 17.00 Expires 11/16/2013	720	(7,200)
Applied Materials, Inc. Strike Price $ 18.00 Expires 11/16/2013	16	(672)
Manitowoc Co., Inc. Strike Price $ 20.00 Expires 11/16/2013	203	(16,240)
Saks, Inc. (B) Strike Price $ 16.00 Expires 11/16/2013	81	(405)

Total Written Options (premiums $(197,335))		$ (153,338)

OVER THE COUNTER SWAP AGREEMENTS: (H)

TOTAL RETURN SWAP AGREEMENTS - PAYABLE: (I)
Reference Entity	Floating Rate	Termination Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Fiberweb PLC (B)	GBP-1M-LIBOR-BBA	11/01/2017	UBS	$13,800	$5	$0	$5
Flinders Mines, Ltd.	AUD-1M-BBSW-Reuters	01/31/2018	UBS	208,902	(1)	0	(1)
Life Technologies Corp.	USD-1M-LIBOR-BBA	12/02/2013	UBS	42,371	(4,303)	0	(4,303)
Yancoal Australia, Ltd.	AUD-1M-BBSW-Reuters	01/31/2018	UBS	309,296	(799)	0	(799)
Yancoal Australia, Ltd. - CVR	AUD-1M-BBSW-Reuters	01/31/2018	UBS	365,893	(3,353)	0	(3,353)

					$(8,451)	$0	$(8,451)

TOTAL RETURN SWAP AGREEMENTS - RECEIVABLE: (I)
Reference Entity	Floating Rate	Termination Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Yanzhou Coal Mining Co. Ltd.	HKD-1M-HIBOR-Reuters	05/16/2018	UBS	$33,992	$24	$0	$24

FORWARD FOREIGN CURRENCY CONTRACTS: (H)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	GSC	(8,000)	12/16/2013	$(7,418)	$(120)
AUD	GSC	1,185,000	12/16/2013	1,096,956	19,558
AUD	GSC	330,000	12/16/2013	306,232	4,696
AUD	GSC	755,000	12/16/2013	695,491	15,874
AUD	GSC	1,000,000	12/16/2013	919,878	22,328
AUD	GSC	430,000	12/16/2013	397,909	7,239
AUD	GSC	730,000	12/16/2013	679,289	8,521

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Arbitrage Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (H)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	GSC	15,000	12/16/2013	$14,090	$43
AUD	GSC	20,000	12/16/2013	18,724	120
AUD	GSC	22,000	12/16/2013	20,573	156
AUD	GSC	3,000	12/16/2013	2,817	9
AUD	GSC	8,000	12/16/2013	7,527	11
AUD	GSC	10,000	12/16/2013	9,422	0
AUD	GSC	(20,000)	12/16/2013	(19,249)	405
AUD	GSC	30,000	12/16/2013	28,276	(10)
AUD	GSC	8,000	12/16/2013	7,565	(27)
AUD	GSC	4,000	12/16/2013	3,806	(37)
AUD	GSC	18,000	12/16/2013	17,279	(319)
AUD	GSC	20,000	12/16/2013	19,265	(421)
AUD	GSC	30,000	12/16/2013	29,014	(748)
AUD	GSC	7,000	12/16/2013	6,680	(84)
AUD	GSC	7,000	12/16/2013	6,617	(21)
AUD	GSC	(5,213,000)	12/16/2013	(4,826,873)	(84,845)
AUD	GSC	(10,000)	12/16/2013	(9,394)	(28)
CAD	GSC	(200,000)	12/16/2013	(193,160)	1,570
CAD	GSC	290,000	12/16/2013	280,410	(2,603)
CAD	GSC	1,580,000	12/16/2013	1,527,160	(13,594)
CAD	GSC	270,000	12/16/2013	260,601	(1,954)
CAD	GSC	500,000	12/16/2013	485,243	(6,266)
CAD	GSC	3,300,000	12/16/2013	3,201,863	(40,616)
CAD	GSC	(220,000)	12/16/2013	(212,766)	2,016
CAD	GSC	(100,000)	12/16/2013	(96,813)	1,018
CAD	GSC	(600,000)	12/16/2013	(577,806)	3,034
CAD	GSC	(150,000)	12/16/2013	(144,139)	446
CAD	GSC	(230,000)	12/16/2013	(220,910)	581
CAD	GSC	(220,000)	12/16/2013	(212,202)	1,452
CAD	GSC	(680,000)	12/16/2013	(656,971)	5,563
CAD	GSC	(250,000)	12/16/2013	(239,759)	270
CAD	GSC	3,000	12/16/2013	2,892	(19)
CAD	GSC	(4,972,200)	12/16/2013	(4,802,341)	39,205
CAD	GSC	(4,174,000)	12/16/2013	(4,032,371)	33,873
CAD	GSC	(30,000)	12/16/2013	(29,219)	481
CAD	GSC	(820,000)	12/16/2013	(794,668)	9,146
CHF	GSC	(465,000)	12/16/2013	(517,012)	4,328
CHF	GSC	(85,000)	12/16/2013	(93,735)	18
EUR	GSC	(470,000)	12/16/2013	(633,651)	(4,541)
EUR	GSC	(160,000)	12/16/2013	(216,342)	(914)
EUR	GSC	(330,000)	12/16/2013	(445,451)	(2,642)
EUR	GSC	16,000	12/16/2013	21,307	419
EUR	GSC	7,800,000	12/16/2013	10,529,665	61,607
EUR	GSC	650,000	12/16/2013	879,417	3,188
EUR	GSC	(465,000)	12/16/2013	(641,347)	9,944
EUR	GSC	(5,000)	12/16/2013	(6,871)	82
EUR	GSC	160,000	12/16/2013	216,754	503
EUR	GSC	5,700,000	12/16/2013	7,743,205	(3,430)
EUR	GSC	(13,175,000)	12/16/2013	(17,540,536)	(349,207)
EUR	GSC	(190,000)	12/16/2013	(252,787)	(5,206)
GBP	GSC	(60,000)	12/16/2013	(95,789)	(381)
GBP	GSC	(750,000)	12/16/2013	(1,197,540)	(4,579)
GBP	GSC	(200,000)	12/16/2013	(322,975)	2,410
GBP	GSC	(130,000)	12/16/2013	(210,012)	1,644
GBP	GSC	(1,248,000)	12/16/2013	(1,972,339)	(27,987)
GBP	GSC	(443,000)	12/16/2013	(700,353)	(9,699)
GBP	GSC	(42,000)	12/16/2013	(66,392)	(927)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Arbitrage Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (H)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
GBP	GSC	(500,000)	12/16/2013	$(802,098)	$685
GBP	GSC	(200,000)	12/16/2013	(320,011)	(554)
HKD	GSC	(2,200,000)	12/16/2013	(283,743)	(51)
HKD	GSC	(1,000,000)	12/16/2013	(128,972)	(25)
HKD	GSC	6,680,000	12/16/2013	861,585	119
HKD	GSC	(11,783,000)	12/16/2013	(1,519,784)	(195)
HKD	GSC	(2,400,000)	12/16/2013	(309,549)	(45)
HKD	GSC	(2,100,000)	12/16/2013	(270,873)	(22)
HKD	GSC	(270,000)	12/16/2013	(34,826)	(4)
HKD	GSC	(170,000)	12/16/2013	(21,927)	(2)
HKD	GSC	(430,000)	12/16/2013	(55,466)	(3)
NOK	GSC	(20,000)	12/16/2013	(3,313)	(41)
NOK	GSC	6,152,000	12/16/2013	1,036,996	(5,391)
NOK	GSC	(6,152,000)	12/16/2013	(1,036,371)	4,765
NOK	GSC	(1,350,000)	12/16/2013	(227,958)	1,581
SEK	GSC	1,119,000	12/16/2013	171,133	1,351
SEK	GSC	(1,119,000)	12/16/2013	(171,158)	(1,326)
THB	GSC	(1,600,000)	12/16/2013	(49,875)	(1,378)
THB	GSC	(1,700,000)	12/16/2013	(54,061)	(396)
THB	GSC	1,600,000	12/16/2013	50,031	1,222
THB	GSC	(123,909,000)	12/16/2013	(3,840,949)	(128,270)
THB	GSC	(6,600,000)	12/16/2013	(206,650)	(4,770)

					$(432,217)

VALUATION SUMMARY: (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Corporate Debt Securities	$—	$8,823,143	$—	$8,823,143
Convertible Bond	—	2,134,000	—	2,134,000
Common Stocks
Auto Components	964,971	—	—	964,971
Biotechnology	9,548,162	—	10,467	9,558,629
Commercial Banks	8,862,088	4,248,533	—	13,110,621
Commercial Services & Supplies	292,004	—	—	292,004
Communications Equipment	374,382	—	—	374,382
Construction & Engineering	—	233,616	—	233,616
Diversified Consumer Services	7,127,818	—	—	7,127,818
Diversified Financial Services	16,529,026	—	—	16,529,026
Diversified Telecommunication Services	2,287,901	—	—	2,287,901
Electric Utilities	12,427,890	—	—	12,427,890
Electronic Equipment & Instruments	9,265,081	—	—	9,265,081
Food & Staples Retailing	15,848,392	—	—	15,848,392
Health Care Equipment & Supplies	2,042,709	—	—	2,042,709
Health Care Providers & Services	—	403,636	—	403,636
Health Care Technology	274,196	—	—	274,196
Hotels, Restaurants & Leisure	4,319,732	—	—	4,319,732
Insurance	344,012	—	—	344,012
Internet Software & Services	1,455,148	—	—	1,455,148
IT Services	10,002,895	—	—	10,002,895
Life Sciences Tools & Services	9,879,844	—	—	9,879,844
Machinery	996,839	7,751,051	—	8,747,890
Media	3,550,441	—	—	3,550,441

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Arbitrage Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY (continued): (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS (continued)
Investment Securities (continued)
Common Stocks (continued)
Metals & Mining	$—	$496,289	$—	$496,289
Multiline Retail	8,518,672	—	—	8,518,672
Oil, Gas & Consumable Fuels	1,297,236	87,629	—	1,384,865
Personal Products	—	1,769,145	—	1,769,145
Pharmaceuticals	1,399,569	605,810	—	2,005,379
Professional Services	1,016,659	—	—	1,016,659
Real Estate Investment Trusts	4,352,805	—	—	4,352,805
Semiconductors & Semiconductor Equipment	—	1,308,668	—	1,308,668
Specialty Retail	432,383	—	—	432,383
Thrifts & Mortgage Finance	6,734,156	—	—	6,734,156
Trading Companies & Distributors	826,899	—	—	826,899
Transportation Infrastructure	—	158,951	—	158,951
Wireless Telecommunication Services	2,207,584	—	—	2,207,584
Right	397,339	—	—	397,339
Investment Companies	670,044	—	—	670,044
Master Limited Partnership	1,857,092	—	—	1,857,092
Purchased Options	124,978	235	—	125,213
Repurchase Agreement	—	25,930,003	—	25,930,003
Total Investment Securities	$146,228,947	$53,950,709	$10,467	$200,190,123

Derivative Financial Instruments
Total Return Swap Agreements (K)	$—	$29	$—	$29
Forward Foreign Currency Contracts (K)	—	271,481	—	271,481
Total Derivative Financial Instruments	$—	$271,510	$—	$271,510

Other Assets (L)
Other Assets	$—	$—	$1,258	$1,258
Total Other Assets	$—	$—	$1,258	$1,258

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Securities Sold Short
Common Stocks	$(46,152,788)	$(2,261,996)	$—	$(48,414,784)
Investment Companies	(2,336,097)	—	—	(2,336,097)
Right	(50,180)	—	—	(50,180)
Total Securities Sold Short	$(48,539,065)	$(2,261,996)	$—	$(50,801,061)

Derivative Financial Instruments
Written Options	$(152,933)	$(405)	$—	$(153,338)
Total Return Swap Agreements (K)	—	(8,456)	—	(8,456)
Forward Foreign Currency Contracts (K)	—	(703,698)	—	(703,698)
Total Derivative Financial Instruments	$(152,933)	$(712,559)	$—	$(865,492)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases (M)	Sales (N)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (O)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (P)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (O)
Common Stocks	$—	$0	$—	$—	$—	$10,467	$—	$—	$10,467	$10,467
Other Assets (Q)	204,166	—	0	—	—	(202,908)	—	—	1,258	(100,370)
Total	$204,166	$—	$—	$—	$—	$(192,441)	$—	$—	$11,725	$(89,903)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Arbitrage Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $10,702, or 0.01% of the fund’s net assets, and total aggregate market value of fair valued derivatives is $(400), or less than 0.01% of the fund’s net assets.
(C)	Illiquid. Total aggregate market value of illiquid securities is $10,467, or 0.01% of the fund’s net assets.
(D)	All or a portion of this security has been segregated as collateral for open options and securities sold short transactions. Total value of securities segregated as collateral for open options and securities sold short transactions is $39,759,800.
(E)	Rate shown reflects the yield at October 31, 2013.
(F)	Aggregate cost for federal income tax purposes is $196,166,180. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $5,473,873 and $1,449,930, respectively. Net unrealized appreciation for tax purposes is $4,023,943.
(G)	Percentage rounds to less than 0.1%.
(H)	Cash in the amount of $3,747,505 has been segregated by the custodian with the broker as collateral for open swap and/or forward foreign currency contracts.
(I)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(J)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(K)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(L)	Certain assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes.
(M)	Purchases include all purchases of securities and securities received in corporate actions.
(N)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(O)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(P)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
(Q)	Other assets include pending receivable.

DEFINITIONS:

ADR	American Depositary Receipt
BBA	British Bankers’ Association
BBSW	Bank Bill Swap Reference Rate
CVR	Contingent Value Right
ETF	Exchange-Traded Fund
GSC	Goldman Sachs & Co.
HIBOR	Hong Kong Interbank Offered Rate
LIBOR	London Interbank Offered Rate
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SPDR	Standard & Poor’s Depositary Receipt
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
NOK	Norwegian Krone
SEK	Swedish Krona
THB	Thai Baht
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 7.4%
United States - 7.4%
U.S. Treasury Note
0.25%, 09/30/2015 (A)	$ 4,335,000	$ 4,331,107
0.63%, 07/15/2016	32,250,000	32,358,328
0.88%, 01/31/2017	26,135,000	26,282,009

Total U.S. Government Obligations (cost $62,746,641)		62,971,444

FOREIGN GOVERNMENT OBLIGATIONS - 9.5%
Australia - 0.2%
Queensland Treasury Corp., Series MTN 7.13%, 09/18/2017 - 144A	NZD 1,640,000	1,485,547
Brazil - 1.0%
Brazilian Government International Bond
8.50%, 01/05/2024 (A)	BRL 9,100,000	3,706,701
10.25%, 01/10/2028 (A)	12,000,000	5,370,056
Canada - 3.8%
Canadian Government Bond
2.75%, 09/01/2016	CAD 11,430,000	11,422,107
3.00%, 12/01/2015	2,375,000	2,365,524
4.25%, 06/01/2018	1,600,000	1,709,152
Province of Ontario Canada
2.95%, 02/05/2015	$ 7,070,000	7,299,139
4.20%, 03/08/2018 - 06/02/2020	CAD 6,965,000	7,291,806
Province of Quebec Canada, Series MTN 6.75%, 11/09/2015	NZD 2,825,000	2,458,266
Italy - 0.1%
Italy Buoni Poliennali del Tesoro 5.75%, 02/01/2033	EUR 560,000	860,841
Mexico - 3.0%
Mexican Bonos
6.50%, 06/10/2021	MXN 69,500,000	5,579,347
7.75%, 11/13/2042	43,500,000	3,493,079
United Mexican States 8.00%, 12/07/2023	186,800,000	16,353,657
Philippines - 0.3%
Philippine Government International Bond
3.90%, 11/26/2022	PHP 70,000,000	1,700,995
4.95%, 01/15/2021	50,000,000	1,278,639
Portugal - 0.4%
Portugal Obrigacoes do Tesouro OT 4.95%, 10/25/2023 - Reg S	EUR 2,585,000	3,189,584
Spain - 0.5%
Spain Government Bond 4.65%, 07/30/2025	3,035,000	4,271,177
Uruguay - 0.2%
Uruguay Government International Bond 4.38%, 12/15/2028	UYU 33,431,222	1,685,183

Total Foreign Government Obligations (cost $79,252,913)		81,520,800

	Principal	Value
MORTGAGE-BACKED SECURITIES - 9.0%
United States - 9.0%
Alternative Loan Trust
Series 2003-4CB, Class 1A1
5.75%, 04/25/2033	$ 1,719,773	$ 1,768,656
Series 2004-27CB, Class A1
6.00%, 12/25/2034	3,075,346	2,960,516
Series 2004-J3, Class 1A1
5.50%, 04/25/2034	873,944	892,069
Series 2004-J9, Class 1A5
5.30%, 10/25/2034 (B)	264,568	267,582
Banc of America Alternative Loan Trust
Series 2003-10, Class 1A1
5.50%, 12/25/2033	1,011,437	1,026,328
Series 2003-10, Class 3A1
5.50%, 12/25/2033	1,635,063	1,658,820
Banc of America Funding Corp.
Series 2005-7, Class 3A1
5.75%, 11/25/2035	1,318,360	1,321,341
Series 2006-I, Class 1A1
2.44%, 12/20/2036 (B)	152,562	152,255
Banc of America Funding Trust Series 2005-4, Class 1A3 5.50%, 08/25/2035	687,386	693,284
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-2, Class A4 5.62%, 04/10/2049 (B)	500,000	560,130
Banc of America Mortgage Trust
Series 2004-8, Class 1A19
5.50%, 10/25/2034	1,185,075	1,221,344
Series 2004-A, Class 2A2
2.92%, 02/25/2034 (B)	1,027,344	1,012,998
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-10, Class 11A1
2.87%, 01/25/2035 (B)	65,175	62,135
Series 2004-3, Class 2A
2.60%, 07/25/2034 (B)	188,729	185,468
Bear Stearns ARM Trust Series 2004-9, Class 12A3 3.20%, 11/25/2034 (B)	657,274	639,272
Commercial Mortgage Trust Series 2007-GG11, Class A4 5.74%, 12/10/2049	3,100,000	3,494,304
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-HYB4, Class 2A1
2.50%, 09/20/2034 (B)	485,966	464,033
Series 2005-11, Class 4A1
0.44%, 04/25/2035 (B)	744,255	598,785
Credit Suisse Commercial Mortgage Trust
Series 2007-C3, Class A4
5.68%, 06/15/2039 (B)	1,964,216	2,162,494
Series 2007-C4, Class A4
5.76%, 09/15/2039 (B)	1,200,000	1,333,595
Series 2007-C5, Class A4
5.70%, 09/15/2040 (B)	4,785,000	5,344,036
Series 2008-C1, Class A3
6.04%, 02/15/2041 (B)	1,540,000	1,752,990

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

Y	Principal	Value
United States (continued)
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-1, Class 3A4 5.25%, 05/25/2028	$ 283,725	$ 288,772
CW Capital Cobalt, Ltd. Series 2006-C1, Class AM 5.25%, 08/15/2048	950,000	978,629
Extended Stay America Trust Series 2013-ESH7, Class D7 5.05%, 12/05/2031 - 144A (B)	5,130,000	5,229,430
FDIC Trust Series 2013-N1, Class A 4.50%, 10/25/2018 - 144A	525,000	525,000
GMAC Mortgage Corp., Loan Trust
Series 2003-J7, Class A7
5.00%, 11/25/2033	297,113	302,307
Series 2005-AR4, Class 3A1
3.39%, 07/19/2035 (B)	1,442,779	1,317,995
GS Mortgage Securities Trust Series 2007-GG10, Class AM 5.80%, 08/10/2045 (B)	3,110,000	3,158,037
GSR Mortgage Loan Trust
Series 2004-14, Class 3A1
3.04%, 12/25/2034 (B)	1,112,904	1,005,136
Series 2004-14, Class 5A1
2.72%, 12/25/2034 (B)	1,522,685	1,503,941
Series 2005-AR6, Class 4A5
2.67%, 09/25/2035 (B)	2,700,000	2,640,387
Harborview Mortgage Loan Trust Series 2004-3, Class 1A 2.81%, 05/19/2034 (B)	2,026,479	1,984,147
IndyMac Index Mortgage Loan Trust Series 2005-16IP, Class A 1 0.49%, 07/25/2045 (B)	281,414	260,598
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class AM 5.46%, 01/15/2049 (B)	400,000	413,769
JPMorgan Mortgage Trust
Series 2007-A1, Class 4A2
2.74%, 07/25/2035 (B)	197,597	198,389
Series 2007-A1, Class 5A1
2.85%, 07/25/2035 (B)	691,125	681,137
MASTR Adjustable Rate Mortgages Trust Series 2006-2, Class 3A1 2.72%, 01/25/2036 (B)	370,464	351,192
MASTR Alternative Loans Trust
Series 2003-9, Class 4A1
5.25%, 11/25/2033	799,454	831,098
Series 2004-5, Class 2A1
6.00%, 06/25/2034	835,833	862,643
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class AM 5.86%, 09/12/2049 (B)	650,000	729,095
Morgan Stanley Capital I Trust Series 2007-HQ12, Class AM 5.58%, 04/12/2049 (B)	875,000	934,157

	Principal	Value
United States (continued)
Morgan Stanley Mortgage Loan Trust Series 2005-7, Class 7A5 5.50%, 11/25/2035	$ 1,575,000	$ 1,573,164
Morgan Stanley Re-REMIC Trust Series 2009-GG10, Class A4B 5.80%, 08/12/2045 - 144A (B)	2,900,000	3,212,414
Motel 6 Trust Series 2012-MTL6, Class D 3.78%, 10/05/2025 - 144A	1,400,000	1,395,213
RALI Trust Series 2003-QS17, Class CB5 5.50%, 09/25/2033	1,095,000	1,122,609
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 6A 2.65%, 09/25/2034 (B)	694,517	680,123
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2004-20, Class 8A7
5.75%, 11/25/2034	2,253,619	2,380,566
Series 2004-21XS, Class 1A5
5.00%, 12/25/2034 (B)	763,844	790,909
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class AM 5.60%, 10/15/2048 (B)	2,200,000	2,393,417
WaMu Mortgage Pass-Through Certificates
Series 2004-AR1, Class A
2.54%, 03/25/2034 (B)	569,270	565,020
Series 2004-AR14, Class A1
2.43%, 01/25/2035	1,743,356	1,719,983
Series 2004-CB2, Class 2A
5.50%, 07/25/2034	1,250,807	1,289,361
Series 2006-AR17, Class 1A1A
0.96%, 12/25/2046 (B)	270,811	254,522
Series 2007-OA3, Class 2A1A
0.91%, 04/25/2047 (B)	503,420	464,938
Wells Fargo Mortgage Backed Securities Trust
Series 2003-M, Class A1
3.39%, 12/25/2033 (B)	847,735	857,602
Series 2003-N, Class 1A2
3.86%, 12/25/2033 (B)	681,217	693,567
Series 2004-A, Class A1
4.56%, 02/25/2034 (B)	1,435,969	1,445,750
Series 2005-12, Class 1A2
5.50%, 11/25/2035	789,773	793,581
Series 2005-AR4, Class 2A2
2.72%, 04/25/2035 (B)	1,899,795	1,908,804

Total Mortgage-Backed Securities (cost $70,812,588)		77,309,837

ASSET-BACKED SECURITIES - 7.3%
United States - 7.3%
American Express Credit Account Master Trust Series 2012-1, Class A 0.44%, 01/15/2020 (B)	2,985,000	2,984,457

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
United States (continued)
American Express Credit Account Secured Note Trust Series 2012-4, Class A 0.41%, 05/15/2020 (B)	$ 5,075,000	$ 5,047,103
Chase Issuance Trust
Series 2012-A5, Class A5
0.59%, 08/15/2017	875,000	875,510
Series 2012-A6, Class A
0.30%, 08/15/2017 (B)	9,850,000	9,837,500
Series 2012-A8, Class A8
0.54%, 10/16/2017 (A)	1,350,000	1,348,502
Series 2013-A8, Class A8
1.01%, 10/15/2018	2,940,000	2,944,404
Citibank Credit Card Issuance Trust
Series 2013-A10, Class A10
0.73%, 02/07/2018	7,875,000	7,874,311
Series 2013-A2, Class A2
0.45%, 05/26/2020 (B)	3,967,000	3,944,503
Series 2013-A3, Class A3
1.11%, 07/23/2018	7,507,075	7,547,929
Countrywide Asset-Backed Certificates Series 2004-13, Class AF5B 5.10%, 05/25/2035 (B)	625,000	605,642
CVS Pass-Through Trust 6.94%, 01/10/2030	1,144,635	1,337,726
DSC Floorplan Master Owner Trust Series 2011-1, Class B 8.11%, 03/15/2016 - 144A	850,000	848,203
Ford Credit Auto Owner Trust
Series 2011-B, Class A4
1.35%, 12/15/2016	2,300,000	2,319,426
Series 2013-B, Class A3
0.57%, 10/15/2017	2,145,000	2,141,774
Honda Auto Receivables Owner Trust
Series 2012-4, Class A3
0.52%, 08/18/2016	4,900,000	4,907,232
Series 2013-2, Class A3
0.53%, 02/16/2017	1,635,000	1,635,515
Nissan Auto Receivables Owner Trust Series 2011-A, Class A4 1.94%, 09/15/2017	1,125,000	1,140,392
Springleaf Funding Trust Series 2013-BA, Class A 3.92%, 01/16/2023 - 144A	3,750,000	3,703,125
World Omni Auto Receivables Trust Series 2013-A, Class A3 0.64%, 04/16/2018	1,299,000	1,297,715

Total Asset-Backed Securities (cost $62,042,599)		62,340,969

PREFERRED CORPORATE DEBT SECURITIES - 0.1%
United States - 0.1%
Hercules, Inc. 6.50%, 06/30/2029	1,260,000	1,096,200
NGC Corp Capital Trust I, Series MTN 8.32%, 06/01/2027 (C)	200,000	0

Total Preferred Corporate Debt Securities (cost $1,077,452)		1,096,200

	Principal	Value
CORPORATE DEBT SECURITIES - 50.2%
Australia - 0.5%
Newcrest Finance Pty, Ltd. 4.20%, 10/01/2022 - 144A	$ 3,685,000	$ 3,054,025
Virgin Australia Trust
5.00%, 04/23/2025 - 144A	559,000	572,975
6.00%, 04/23/2022 - 144A	513,000	518,197
Austria - 0.1%
OGX Austria GmbH
8.38%, 04/01/2022 - 144A (D) (E) (F)	6,100,000	579,500
8.50%, 06/01/2018 - 144A (A) (D) (E) (F)	800,000	76,000
Belgium - 0.1%
Delhaize Group SA 5.70%, 10/01/2040 (A)	500,000	485,500
Brazil - 0.3%
BRF SA 3.95%, 05/22/2023 - 144A (A)	3,085,000	2,776,500
Cielo SA / Cielo USA, Inc. 3.75%, 11/16/2022 - 144A (A)	200,000	179,500
Canada - 0.5%
Bell Canada, Series MTN 6.10%, 03/16/2035 - 144A	CAD 475,000	517,108
Bombardier, Inc. 7.45%, 05/01/2034 - 144A	$ 800,000	792,000
Connacher Oil and Gas, Ltd. 8.50%, 08/01/2019 - 144A (A)	1,704,000	1,175,760
Methanex Corp.
3.25%, 12/15/2019	1,050,000	1,062,135
5.25%, 03/01/2022	350,000	379,574
Cayman Islands - 0.7%
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.35%, 06/30/2021 - 144A (A)	1,017,500	1,070,919
Odebrecht Finance, Ltd. 4.38%, 04/25/2025 - 144A	4,348,000	3,902,330
Schahin II Finance Co. SPV, Ltd. 5.88%, 09/25/2023 - 144A	1,341,200	1,307,670
Chile - 0.0% (G)
Banco Santander Chile 6.50%, 09/22/2020 - 144A	CLP 100,000,000	194,046
Colombia - 0.2%
Ecopetrol SA 5.88%, 09/18/2023	$ 1,829,000	1,985,380
France - 0.0% (G)
Societe Generale SA, Series MTN 5.20%, 04/15/2021 - 144A (A)	200,000	220,420
Isle of Man - 0.3%
AngloGold Ashanti Holdings PLC 5.13%, 08/01/2022 (A)	2,450,000	2,177,724
Italy - 0.4%
Enel SpA 8.75%, 09/24/2073 - 144A (A) (B)	1,548,000	1,676,948
Intesa Sanpaolo SpA, Series MTN 6.50%, 02/24/2021 - 144A (A)	1,845,000	2,029,869
Korea, Republic of - 1.1%
Export-Import Bank of Korea, Series MTN 4.00%, 11/26/2015 - 144A	PHP 386,300,000	9,345,045
Luxembourg - 2.7%
ArcelorMittal
6.00%, 03/01/2021 (A)	$ 1,490,000	1,562,637
6.75%, 02/25/2022 (A)	175,000	190,313

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Luxembourg (continued)
ArcelorMittal (continued)
7.25%, 03/01/2041	$ 4,715,000	$ 4,538,187
7.50%, 10/15/2039	6,975,000	6,887,812
Telecom Italia Capital SA
6.00%, 09/30/2034	7,350,000	6,463,796
6.38%, 11/15/2033 (A)	4,240,000	3,886,007
Mexico - 0.8%
America Movil SAB de CV 8.46%, 12/18/2036	MXN 50,000,000	3,674,644
Mexichem SAB de CV 4.88%, 09/19/2022 - 144A (A)	$ 800,000	792,000
Petroleos Mexicanos 4.88%, 01/18/2024 (A)	1,980,000	2,019,600
Netherlands - 2.2%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.38%, 01/19/2017 (A)	1,030,000	1,097,849
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Series MTN 3.88%, 02/08/2022	1,810,000	1,842,187
Enel Finance International NV
5.13%, 10/07/2019 - 144A (A)	800,000	858,306
6.00%, 10/07/2039 - 144A (A)	11,290,000	10,850,706
6.80%, 09/15/2037 - 144A	100,000	103,401
ING Bank NV 5.80%, 09/25/2023 - 144A	4,200,000	4,404,805
Spain - 1.2%
Telefonica Emisiones SAU 7.05%, 06/20/2036	8,925,000	9,850,862
United Kingdom - 1.8%
Barclays Bank PLC, Series MTN 6.00%, 01/14/2021 - Reg S	EUR 2,950,000	4,570,597
British Airways PLC
4.63%, 06/20/2024 - 144A	$ 2,118,000	2,144,475
5.63%, 12/20/2021 - 144A	2,268,000	2,347,380
HBOS PLC 6.00%, 11/01/2033 - 144A	200,000	195,040
Lloyds Bank PLC, Series MTN 6.50%, 03/24/2020 - Reg S	EUR 1,300,000	2,062,713
Royal Bank of Scotland Group PLC 6.13%, 12/15/2022 (A)	$ 4,200,000	4,342,275
United States - 37.3%
Alcatel-Lucent USA, Inc.
6.45%, 03/15/2029	3,050,000	2,684,000
6.50%, 01/15/2028 (A)	1,275,000	1,109,250
Alcoa, Inc.
5.90%, 02/01/2027 (A)	3,590,000	3,543,183
6.75%, 01/15/2028 (A)	570,000	586,030
American International Group, Inc.
6.25%, 03/15/2087	4,900,000	4,961,250
8.18%, 05/15/2068 (B)	5,210,000	6,421,325
American Tower Corp.
3.40%, 02/15/2019 (A)	2,195,000	2,222,391
4.70%, 03/15/2022 (A)	3,330,000	3,354,262
Arrow Electronics, Inc. 3.00%, 03/01/2018	1,640,000	1,670,596

	Principal	Value
United States (continued)
Aviation Capital Group Corp. 6.75%, 04/06/2021 - 144A	$ 1,055,000	$ 1,136,763
Avon Products, Inc. 5.00%, 03/15/2023 (A)	2,295,000	2,347,698
Bank of America Corp. 8.00%, 01/30/2018 (B) (H)	215,000	238,113
Barrick North America Finance LLC 4.40%, 05/30/2021	1,110,000	1,066,167
Beazer Homes USA, Inc.
7.25%, 02/01/2023	75,000	72,375
9.13%, 05/15/2019	1,890,000	2,017,575
Best Buy Co., Inc. 5.00%, 08/01/2018	3,125,000	3,277,344
Braskem America Finance Co. 7.13%, 07/22/2041 - 144A	2,765,000	2,661,312
Broadridge Financial Solutions, Inc. 3.95%, 09/01/2020	1,980,000	2,028,320
Bruce Mansfield Unit 6.85%, 06/01/2034 (A)	2,447,148	2,580,389
CenturyLink, Inc.
7.20%, 12/01/2025	595,000	592,025
7.60%, 09/15/2039 (A)	6,120,000	5,691,600
7.65%, 03/15/2042	1,540,000	1,428,350
CIT Group, Inc. 5.00%, 08/15/2022 - 08/01/2023	640,000	644,700
Citigroup, Inc. 6.00%, 10/31/2033	11,785,000	12,323,963
ConAgra Foods, Inc. 6.63%, 08/15/2039	3,060,000	3,565,628
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022 (A)	840,000	842,100
6.25%, 10/11/2021	284,797	294,765
6.70%, 12/15/2022	688,166	743,219
Continental Resources, Inc. 4.50%, 04/15/2023	1,100,000	1,109,625
DDR Corp. 7.88%, 09/01/2020	1,585,000	1,968,392
Delta Air Lines, Inc., Pass-Through Trust
6.82%, 02/10/2024	2,021,613	2,249,044
8.02%, 02/10/2024	1,635,602	1,770,539
Dillard’s, Inc. 7.13%, 08/01/2018	990,000	1,138,500
Dynegy Holdings, LLC 7.63%, 10/15/2026 - 144A (C)	450,000	0
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 11.25%, 12/01/2018 - 144A (I)	5,843,167	3,827,274
Energy Transfer Partners, LP 5.20%, 02/01/2022	1,095,000	1,178,396
Ford Motor Co. 7.50%, 08/01/2026	115,000	138,883
Forethought Financial Group, Inc. 8.63%, 04/15/2021 - 144A	1,430,000	1,594,231
Frontier Communications Corp. 7.88%, 01/15/2027	2,160,000	2,138,400
General Electric Capital Corp. 7.13%, 06/15/2022 (B) (H)	6,600,000	7,359,000
General Electric Capital Corp., Series MTN
5.50%, 02/01/2017	NZD 230,000	195,184
7.63%, 12/10/2014	320,000	275,438

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
United States (continued)
General Motors Co.
4.88%, 10/02/2023 - 144A	$ 12,735,000	$ 12,894,187
6.25%, 10/02/2043 - 144A	675,000	702,000
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018 - 144A (A)	505,000	515,100
4.88%, 11/01/2020 - 144A	1,390,000	1,400,425
Goldman Sachs Group, Inc. 6.45%, 05/01/2036	4,950,000	5,212,731
HCA, Inc.
7.05%, 12/01/2027	105,000	102,638
7.50%, 12/15/2023	300,000	319,500
7.50%, 11/06/2033 (A)	3,355,000	3,371,775
7.69%, 06/15/2025	1,545,000	1,626,113
8.36%, 04/15/2024	190,000	213,275
HCA, Inc., Series MTN
7.58%, 09/15/2025	1,020,000	1,060,800
7.75%, 07/15/2036 (A)	125,000	125,938
HD Supply, Inc. 7.50%, 07/15/2020 - 144A (A)	70,000	73,850
Hercules Offshore, Inc. 7.50%, 10/01/2021 - 144A	447,000	467,115
Hewlett-Packard Co. 4.65%, 12/09/2021 (A)	3,830,000	3,877,982
IFM US Colonial Pipeline 2 LLC 6.45%, 05/01/2021 - 144A	2,300,000	2,440,838
International Lease Finance Corp.
4.63%, 04/15/2021 (A)	5,000,000	4,856,280
5.88%, 04/01/2019 (A)	4,345,000	4,675,889
6.25%, 05/15/2019	610,000	664,900
8.25%, 12/15/2020 (A)	710,000	838,688
8.63%, 01/15/2022 (A)	1,650,000	1,996,500
Jabil Circuit, Inc. 4.70%, 09/15/2022	6,020,000	5,839,400
Jefferies Group LLC
5.13%, 01/20/2023	965,000	978,269
6.25%, 01/15/2036	3,210,000	3,130,424
6.45%, 06/08/2027 (A)	275,000	286,734
6.50%, 01/20/2043	1,945,000	1,933,499
6.88%, 04/15/2021	1,385,000	1,565,050
KB Home
7.25%, 06/15/2018 (A)	945,000	1,030,050
7.50%, 09/15/2022 (A)	2,210,000	2,314,975
8.00%, 03/15/2020	1,280,000	1,408,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.38%, 10/01/2017	1,020,000	1,081,200
Lennar Corp. 4.75%, 11/15/2022	855,000	810,113
Level 3 Financing, Inc.
6.13%, 01/15/2021 - 144A	655,000	666,463
9.38%, 04/01/2019 (A)	100,000	111,750
Mackinaw Power LLC 6.30%, 10/31/2023 - 144A (E) (F)	1,103,738	1,155,383
Macy’s Retail Holdings, Inc. 6.79%, 07/15/2027	1,065,000	1,196,589
Masco Corp.
5.85%, 03/15/2017	2,440,000	2,659,600
6.50%, 08/15/2032	895,000	892,763

	Principal	Value
United States (continued)
Masco Corp. (continued)
7.13%, 03/15/2020	$ 1,505,000	$ 1,715,700
7.75%, 08/01/2029	360,000	400,075
Meccanica Holdings USA, Inc.
6.25%, 07/15/2019 - 01/15/2040 - 144A	2,700,000	2,475,304
7.38%, 07/15/2039 - 144A	5,400,000	5,136,037
Merrill Lynch & Co., Inc.
6.05%, 05/16/2016 (A)	100,000	110,555
6.11%, 01/29/2037	8,010,000	8,573,119
Merrill Lynch & Co., Inc., Series MTN 6.05%, 06/01/2034	820,000	863,023
Morgan Stanley, Series MTN
4.10%, 05/22/2023 (A)	14,285,000	13,798,581
7.60%, 08/08/2017	NZD 1,350,000	1,191,354
8.00%, 05/09/2017	AUD 2,470,000	2,567,604
New Albertsons, Inc.
7.45%, 08/01/2029 (A)	$ 1,305,000	1,063,575
7.75%, 06/15/2026	680,000	567,800
8.00%, 05/01/2031	905,000	746,625
New Albertsons, Inc., Series MTN 6.63%, 06/01/2028	4,210,000	3,136,450
Newfield Exploration Co. 5.63%, 07/01/2024	3,610,000	3,682,200
NLV Financial Corp. 7.50%, 08/15/2033 - 144A	190,000	194,591
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	5,728,569	6,258,461
Owens Corning, Inc. 7.00%, 12/01/2036	4,585,000	4,875,987
PulteGroup, Inc.
6.00%, 02/15/2035	305,000	262,300
6.38%, 05/15/2033	2,060,000	1,874,600
7.88%, 06/15/2032	3,500,000	3,570,000
Qwest Capital Funding, Inc.
6.88%, 07/15/2028 (A)	1,510,000	1,381,650
7.63%, 08/03/2021	1,000,000	1,057,500
Qwest Corp.
6.88%, 09/15/2033	1,250,000	1,212,500
7.25%, 10/15/2035	155,000	153,044
Reliance Holdings USA, Inc. 5.40%, 02/14/2022 - 144A	500,000	511,225
SandRidge Energy, Inc.
7.50%, 02/15/2023 (A)	415,000	430,563
8.13%, 10/15/2022	1,370,000	1,459,050
SLM Corp., Series MTN
5.63%, 08/01/2033	3,610,000	2,960,200
7.25%, 01/25/2022	6,665,000	7,131,550
Southwestern Energy Co. 4.10%, 03/15/2022 (A)	1,570,000	1,587,316
Springleaf Finance Corp.
7.75%, 10/01/2021 - 144A	4,305,000	4,627,875
8.25%, 10/01/2023 - 144A	1,725,000	1,875,937
Springleaf Finance Corp., Series MTN 6.90%, 12/15/2017	1,730,000	1,872,725

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
United States (continued)
Sprint Capital Corp.
6.88%, 11/15/2028	$ 9,420,000	$ 8,949,000
8.75%, 03/15/2032	165,000	178,613
Sprint Corp. 7.88%, 09/15/2023 - 144A	5,525,000	5,994,625
Toys “R” Us, Inc. 7.38%, 10/15/2018 (A)	2,705,000	2,177,525
U.S. Airways Pass-Through Trust
3.95%, 05/15/2027	905,000	859,750
4.63%, 12/03/2026	1,750,000	1,723,750
5.90%, 04/01/2026	1,762,453	1,850,575
8.00%, 04/01/2021	1,571,642	1,720,948
U.S. Steel Corp. 6.65%, 06/01/2037 (A)	6,345,000	5,393,250
UAL Pass-Through Trust 6.64%, 01/02/2024	5,582,822	5,861,964
Valeant Pharmaceuticals International
6.38%, 10/15/2020 - 144A (A)	7,245,000	7,734,037
6.75%, 08/15/2021 - 144A (A)	1,670,000	1,778,550
7.25%, 07/15/2022 - 144A (A)	1,395,000	1,517,063
Verizon Communications, Inc.
5.15%, 09/15/2023	3,205,000	3,477,387
6.40%, 09/15/2033	1,680,000	1,901,557
Weyerhaeuser Co.
6.88%, 12/15/2033 (A)	4,740,000	5,580,445
6.95%, 10/01/2027 (A)	130,000	151,703
7.38%, 03/15/2032	1,530,000	1,902,463
Whiting Petroleum Corp. 5.75%, 03/15/2021 (A)	1,580,000	1,670,850
William Carter Co. 5.25%, 08/15/2021 - 144A	890,000	903,350

Total Corporate Debt Securities (cost $414,306,056)		430,961,583

CONVERTIBLE BONDS - 8.4%
United States - 8.4%
BioMarin Pharmaceutical, Inc.
0.75%, 10/15/2018 (A)	142,000	147,059
1.50%, 10/15/2020	198,000	203,198
Chesapeake Energy Corp. 2.50%, 05/15/2037 (A)	935,000	949,025
Ciena Corp. 3.75%, 10/15/2018 - 144A	4,125,000	5,867,812
Ford Motor Co. Series 2012-D, Class A3 4.25%, 11/15/2016 (A)	3,715,000	7,485,725
Gilead Sciences, Inc. Series D 1.63%, 05/01/2016	1,160,000	3,633,700
Hologic, Inc. Series 2010 2.00%, 12/15/2037 (J)	110,000	129,113
Hornbeck Offshore Services, Inc. 1.50%, 09/01/2019 (A)	555,000	703,116
Intel Corp.
2.95%, 12/15/2035 (A)	950,000	1,074,094
3.25%, 08/01/2039 (A)	4,715,000	6,167,809
Jefferies Group LLC 3.88%, 11/01/2029 (A)	3,445,000	3,619,403

	Principal	Value
United States (continued)
Lennar Corp.
Series 2005-8, Class 1A3
2.00%, 12/01/2020 - 144A	$ 65,000	$ 83,200
2.75%, 12/15/2020 - 144A	2,120,000	3,607,975
3.25%, 11/15/2021 - 144A	1,685,000	2,817,109
Level 3 Communications, Inc. 7.00%, 03/15/2015 - 144A (E) (F)	2,110,000	2,777,287
Level 3 Financing, Inc. 8.63%, 07/15/2020 (A)	985,000	1,115,513
Liberty Interactive LLC 3.50%, 01/15/2031	90,847	47,241
Micron Technology, Inc.
Series B
1.88%, 08/01/2031 (A)	935,000	1,770,656
2.38%, 05/01/2032	2,260,000	4,367,450
3.13%, 05/01/2032	175,000	335,234
Mylan, Inc. 3.75%, 09/15/2015	925,000	2,657,063
Novellus Systems, Inc. 2.63%, 05/15/2041	515,000	857,797
Old Republic International Corp. 3.75%, 03/15/2018 (A)	1,790,000	2,179,325
Peabody Energy Corp. 4.75%, 12/15/2066 (A)	2,079,000	1,720,373
priceline.com, Inc.
0.35%, 06/15/2020 - 144A (A)	3,415,000	3,722,350
1.00%, 03/15/2018 (A)	315,000	417,178
Ryland Group, Inc. 1.63%, 05/15/2018	2,585,000	3,780,562
Standard Pacific Corp. 1.25%, 08/01/2032	3,085,000	3,833,112
Steel Dynamics, Inc. 5.13%, 06/15/2014	355,000	400,484
Trinity Industries, Inc. 3.88%, 06/01/2036 (A)	3,050,000	3,955,469
Xilinx, Inc. 2.63%, 06/15/2017	1,180,000	1,876,200

Total Convertible Bonds (cost $54,224,699)		72,301,632

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.2%
United States - 0.2%
U.S. Treasury Bill 0.07%, 01/30/2014 (A) (K) (L)	1,960,000	1,959,655

Total Short-Term U.S. Government Obligation (cost $1,959,655)		1,959,655

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.9%
United States - 1.9%
AES Trust III, 6.75% (A)	10,950	551,442
Cliffs Natural Resources, Inc., 7.00% (A)	31,420	713,548
Crown Castle International Corp., 4.50% (A)	11,240	1,150,414
Dominion Resources, Inc., 6.00% (A)	40,322	2,186,662
Dominion Resources, Inc., 6.13%	32,977	1,786,364
El Paso Energy Capital Trust I, 4.75% (A)	6,300	351,603
Health Care REIT, Inc. - Series I, 6.50%	52,350	3,086,556
Lucent Technologies Capital Trust I, 7.75%	4,900	4,978,400
Wells Fargo & Co. - Series L, 7.50%	1,340	1,526,260

Total Convertible Preferred Stocks (cost $14,495,297)		16,331,249

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
PREFERRED STOCKS - 1.4%
United States - 1.4%
Ally Financial, Inc. 144A, 7.00%	5,495	$ 5,276,059
Ally Financial, Inc. - Series A, 8.50% (B)	93,825	2,533,275
Countrywide Capital IV, 6.75% (A)	88,375	2,228,818
SLM Corp., 6.00%	78,825	1,583,594

Total Preferred Stocks (cost $9,155,634)		11,621,746

COMMON STOCKS - 1.0%
United States - 1.0%
Ford Motor Co. (A)	7,110	121,652
KB Home (A)	181,675	3,083,025
National Fuel Gas Co. (A)	69,815	4,995,263
Owens-Illinois, Inc. (M)	10,796	343,205
United Rentals, Inc. (A) (M)	3,951	255,195

Total Common Stocks (cost $5,323,779)		8,798,340

SECURITIES LENDING COLLATERAL - 10.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (K)	87,180,453	87,180,453

Total Securities Lending Collateral (cost $87,180,453)		87,180,453

Principal	Value
REPURCHASE AGREEMENT - 3.2%

State Street Bank & Trust Co.
0.01% (K), dated 10/31/2013, to be repurchased at $27,583,085 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $28,136,129.

$ 27,583,078	$ 27,583,078

Total Repurchase Agreement (cost $27,583,078)	27,583,078

Total Investment Securities (cost $890,160,844) (N)	941,976,986
Other Assets and Liabilities - Net - (9.8%)	(84,170,122)

Net Assets - 100.0%	$ 857,806,864

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond	Short	(36)	12/19/2013	$(109,472)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Foreign Government Obligations	8.7%	$81,520,800
Mortgage-Backed Securities	8.2	77,309,837
U.S. Government Obligations	6.7	62,971,444
Asset-Backed Securities	6.6	62,340,969
Diversified Telecommunication Services	5.7	53,550,412
Diversified Financial Services	4.9	46,069,462
Commercial Banks	3.5	32,475,806
Household Durables	3.3	30,564,971
Metals & Mining	3.2	30,113,360
Airlines	3.2	29,758,142
Consumer Finance	3.0	27,861,215
Oil, Gas & Consumable Fuels	2.4	22,927,304
Capital Markets	2.4	22,770,270
Automobiles	2.3	21,342,447
Electric Utilities	2.0	18,472,018
Real Estate Investment Trusts	1.9	18,266,212
Semiconductors & Semiconductor Equipment	1.8	16,449,240
Insurance	1.6	15,350,722
Pharmaceuticals	1.5	13,686,713
Trading Companies & Distributors	1.4	13,287,452
Electronic Equipment & Instruments	1.3	12,488,396
Wireless Telecommunication Services	1.2	10,819,683
Building Products	1.1	10,544,125
Communications Equipment	1.0	9,661,062
Aerospace & Defense	0.9	8,403,341
Health Care Providers & Services	0.7	6,820,039
Food Products	0.7	6,342,128
Food & Staples Retailing	0.6	5,999,950

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities		Value
Chemicals	0.6%		$5,991,221
Specialty Retail	0.6		5,454,869
Gas Utilities	0.5		4,995,263
Internet & Catalog Retail	0.4		4,139,528
Biotechnology	0.4		3,983,957
Multi-Utilities	0.4		3,973,026
Machinery	0.4		3,955,469
Construction & Engineering	0.4		3,902,330
Computers & Peripherals	0.4		3,877,982
Independent Power Producers & Energy Traders	0.3		3,131,831
Personal Products	0.3		2,347,698
Multiline Retail	0.3		2,335,089
Energy Equipment & Services	0.2		2,241,150
IT Services	0.2		2,028,320
Hotels, Restaurants & Leisure	0.2		1,915,525
Road & Rail	0.1		1,136,763
Textiles, Apparel & Luxury Goods	0.1		903,350
Containers & Packaging	0.0	(G)	343,205
Professional Services	0.0	(G)	179,500
Health Care Equipment & Supplies	0.0	(G)	129,113
Distributors	0.0	(G)	73,850
Media	0.0	(G)	47,241

Investment Securities, at Value	87.6		825,253,800
Short-Term Investments	12.4		116,723,186

Total Investments	100.0%		$941,976,986

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (O)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$62,971,444	$—	$62,971,444
Foreign Government Obligations	—	81,520,800	—	81,520,800
Mortgage-Backed Securities	—	77,309,837	—	77,309,837
Asset-Backed Securities	—	62,340,969	—	62,340,969
Preferred Corporate Debt Securities
United States	—	1,096,200	0	1,096,200
Corporate Debt Securities
Australia	—	4,145,197	—	4,145,197
Austria	—	655,500	—	655,500
Belgium	—	485,500	—	485,500
Brazil	—	2,956,000	—	2,956,000
Canada	—	3,926,577	—	3,926,577
Cayman Islands	—	6,280,919	—	6,280,919
Chile	—	194,046	—	194,046
Colombia	—	1,985,380	—	1,985,380
France	—	220,420	—	220,420
Isle of Man	—	2,177,724	—	2,177,724
Italy	—	3,706,817	—	3,706,817
Korea, Republic of	—	9,345,045	—	9,345,045
Luxembourg	—	23,528,752	—	23,528,752
Mexico	—	6,486,244	—	6,486,244
Netherlands	—	19,157,254	—	19,157,254
Spain	—	9,850,862	—	9,850,862
United Kingdom	—	15,662,480	—	15,662,480
United States	—	320,196,866	0	320,196,866
Convertible Bonds	—	72,301,632	—	72,301,632
Short-Term U.S. Government Obligation	—	1,959,655	—	1,959,655
Convertible Preferred Stocks	16,331,249	—	—	16,331,249
Preferred Stocks	11,621,746	—	—	11,621,746
Common Stocks	8,798,340	—	—	8,798,340
Securities Lending Collateral	87,180,453	—	—	87,180,453
Repurchase Agreement	—	27,583,078	—	27,583,078
Total Investment Securities	$123,931,788	$818,045,198	$0	$941,976,986

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (P)	$(109,472)	$—	$—	$(109,472)
Total Derivative Financial Instruments	$(109,472)	$—	$—	$(109,472)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (Q)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013
Preferred Corporate Debt Securities	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Corporate Debt Securities	0	—	—	—	—	—	—	—	0	—
Total	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $85,343,694. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $0, or less than 0.01% of the fund’s net assets.
(D)	In default.
(E)	Illiquid. Total aggregate market value of illiquid securities is $4,588,170, or 0.53% of the fund’s net assets.
(F)	Restricted security. At October 31, 2013, the fund owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Corporate Debt Securities	OGX Austria GmbH	03/30/2012	$5,848,004	$579,500	0.07%

Corporate Debt Securities	OGX Austria GmbH	07/02/2012	733,613	76,000	0.01

Corporate Debt Securities	Mackinaw Power LLC	06/15/2007	1,103,738	1,155,383	0.13

Convertible Bonds	Level 3 Communications, Inc.	06/22/2009	2,098,251	2,777,287	0.32

			$9,783,606	$4,588,170	0.53%

(G)	Percentage rounds to less than 0.1%.
(H)	The security has a perpetual maturity. The date shown is the next call date.
(I)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(J)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of October 31, 2013. Maturity date disclosed is the ultimate maturity date.
(K)	Rate shown reflects the yield at October 31, 2013.
(L)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $104,964.
(M)	Non-income producing security.
(N)	Aggregate cost for federal income tax purposes is $890,216,287. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $68,977,487 and $17,216,788, respectively. Net unrealized appreciation for tax purposes is $51,760,699.
(O)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(P)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(Q)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $154,519,184, or 18.01% of the fund’s net assets.
MTN	Medium Term Note
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
Re-REMIC	Re-securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	Euro
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippine Peso
UYU	Uruguayan Peso

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 12.1%
U.S. Treasury Bond
2.13%, 08/31/2020	$ 1,000,000	$ 1,014,609
4.38%, 02/15/2038	500,000	572,344
4.50%, 02/15/2036 (A)	5,900,000	6,886,409
4.75%, 02/15/2037	1,850,000	2,234,164
5.00%, 05/15/2037	1,040,000	1,298,862
5.50%, 08/15/2028	800,000	1,030,750
6.00%, 02/15/2026	200,000	266,000
6.13%, 11/15/2027	350,000	475,508
6.38%, 08/15/2027	50,000	69,281
6.63%, 02/15/2027	150,000	211,336
8.50%, 02/15/2020	50,000	70,469
U.S. Treasury Inflation Indexed Bond 2.50%, 01/15/2029	2,723,200	3,361,238
U.S. Treasury Inflation Indexed Note 1.13%, 01/15/2021	2,138,200	2,310,259
U.S. Treasury Note
0.75%, 12/31/2017	2,000,000	1,975,624
2.13%, 08/15/2021	1,000,000	998,438
2.38%, 05/31/2018	2,000,000	2,105,782
3.13%, 05/15/2021	1,600,000	1,719,626
3.63%, 02/15/2021	300,000	333,563
U.S. Treasury STRIPS
Zero Coupon, 08/15/2016 - 05/15/2036	64,899,000	49,838,739
Zero Coupon, 11/15/2017 - 08/15/2033 (A)	82,565,000	60,804,542

Total U.S. Government Obligations (cost $131,869,197)		137,577,543

U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.6%
Fannie Mae
Zero Coupon, 06/01/2017	800,000	763,945
0.37%, 10/27/2037 (B)	1,600,000	1,601,133
0.39%, 02/25/2036 - 03/25/2045 (B)	432,249	428,526
0.41%, 10/25/2046 (B)	417,304	414,274
0.42%, 06/27/2036 (B)	1,494,098	1,466,870
0.46%, 07/25/2036 (B)	369,663	369,354
0.52%, 08/25/2036 (B)	186,084	186,121
0.57%, 06/25/2037 - 05/25/2042 (B)	654,863	649,567
0.68%, 08/25/2019 (B)	1,038,666	1,043,825
0.72%, 08/25/2041 - 08/25/2042 (B)	3,166,919	3,174,349
0.73%, 08/01/2022 (B)	976,504	975,786
0.77%, 04/25/2040 (B)	1,606,680	1,614,458
1.71%, 07/01/2037 (B)	192,231	204,149
1.80%, 09/01/2036 (B)	112,052	118,713
1.83%, 02/01/2037 (B)	212,513	221,882
1.91%, 02/01/2037 (B)	82,077	87,165
2.03%, 08/01/2019	2,233,000	2,214,131
2.26%, 09/01/2036 - 11/01/2037 (B)	420,606	449,785
2.27%, 11/01/2037 (B)	190,468	201,994
2.44%, 07/01/2037 (B)	143,370	151,910
2.57%, 09/01/2036 (B)	66,614	70,794
2.58%, 10/01/2036 - 04/01/2037 (B)	228,204	243,789
2.59%, 04/01/2036 - 07/01/2037 (B)	512,680	548,109
2.60%, 05/01/2036 (B)	268,925	285,642
2.67%, 12/25/2039 (B)	702,132	734,062
2.75%, 09/01/2037 (B)	3,554	3,794
2.82%, 12/01/2036 (B)	136,423	146,354
2.86%, 11/01/2036 (B)	321,165	344,246

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
2.93%, 03/01/2036 (B)	$ 1,027,428	$ 1,089,012
2.94%, 12/01/2036 (B)	473,183	503,584
3.09%, 11/01/2036 (B)	75,387	80,197
3.11%, 08/01/2037 (B)	207,097	220,230
3.12%, 01/01/2022	2,000,000	2,031,242
3.19%, 03/01/2036 (B)	325,766	346,506
3.23%, 11/01/2020	689,672	714,623
3.27%, 11/01/2020	1,979,424	2,051,129
3.43%, 11/01/2020	4,800,000	5,029,439
3.50%, 09/01/2020	1,907,465	2,008,780
3.59%, 10/01/2021	2,000,000	2,084,569
3.73%, 06/25/2021	3,500,000	3,727,220
3.76%, 06/25/2021 - 07/25/2021	10,500,000	11,164,114
3.77%, 01/01/2021	1,483,787	1,580,061
3.86%, 07/01/2021	1,935,002	2,060,515
3.87%, 08/01/2021	1,944,160	2,069,341
3.88%, 09/01/2021	3,100,955	3,307,253
3.89%, 07/01/2021	6,000,000	6,398,305
3.92%, 08/01/2021	2,295,038	2,449,498
3.95%, 07/01/2021	7,000,000	7,484,816
3.97%, 06/01/2021	2,433,990	2,603,602
3.98%, 08/01/2021	4,783,995	5,113,655
3.99%, 07/01/2021 - 07/01/2026	6,414,166	6,822,423
4.00%, 04/01/2020	258,546	269,330
4.02%, 08/01/2021	3,843,135	4,124,907
4.05%, 01/01/2021	6,065,000	6,514,443
4.06%, 07/01/2021	6,000,000	6,452,026
4.13%, 08/01/2021	1,456,594	1,571,236
4.16%, 03/01/2021	2,407,395	2,608,171
4.22%, 07/01/2021	8,300,000	8,999,646
4.25%, 04/01/2021	2,500,000	2,714,038
4.26%, 07/01/2021	2,500,000	2,718,386
4.28%, 01/01/2020	1,415,397	1,547,436
4.30%, 01/01/2021	1,448,749	1,593,154
4.34%, 06/01/2021	7,000,000	7,636,409
4.36%, 05/01/2021	2,000,000	2,187,271
4.45%, 07/01/2026	1,459,394	1,548,977
4.48%, 06/01/2021	2,180,000	2,398,496
4.50%, 08/01/2021 - 10/25/2039	4,294,077	4,706,407
4.54%, 01/01/2020	951,366	1,055,753
4.55%, 06/25/2043	215,250	233,197
4.75%, 09/25/2018	450,535	479,459
5.00%, 01/25/2018 - 09/25/2040	8,764,752	9,578,553
5.24%, 05/01/2017	5,895,956	6,484,386
5.50%, 01/01/2018 - 10/25/2040	25,574,648	28,116,054
5.61%, 01/25/2032 (C)	198,028	206,740
5.75%, 08/25/2034	1,000,000	1,033,987
5.80%, 09/01/2037 (B)	90,664	97,567
5.86%, 05/25/2051 (B)	940,302	1,032,782
5.96%, 06/25/2040 (B)	458,292	516,929
6.00%, 03/01/2019 - 12/25/2049	26,592,274	29,310,848
6.18%, 02/25/2040 (B)	559,491	615,874
6.23%, 08/01/2036 (B)	42,469	46,175
6.25%, 09/25/2038	219,408	245,927
6.44%, 03/25/2040 (B)	563,568	638,740
6.50%, 06/01/2023 - 07/25/2042	8,876,952	9,912,682
6.75%, 12/25/2042 (B)	211,411	249,111
6.75%, 04/25/2037	382,788	410,013

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
7.00%, 12/25/2033 - 02/25/2044	$ 9,219,583	$ 10,718,109
7.50%, 05/17/2024 - 12/25/2045	2,428,512	2,821,821
8.00%, 02/25/2023 - 10/01/2031	1,679,011	1,933,132
8.37%, 11/25/2037 (B)	801,581	957,876
12.32%, 03/25/2040 (B)	885,915	1,064,547
15.86%, 01/25/2034 (B)	72,657	96,669
16.45%, 08/25/2035 - 10/25/2035 (B)	277,847	355,173
17.10%, 04/25/2040 (B)	398,462	596,079
17.41%, 09/25/2024 (B)	387,809	505,241
19.06%, 05/25/2034 (B)	321,867	441,806
19.66%, 05/25/2035 (B)	549,704	761,680
22.10%, 04/25/2037 (B)	304,336	455,614
23.94%, 11/25/2035 (B)	266,694	426,234
Fannie Mae, IO
Zero Coupon, 11/15/2021	1,000,000	793,372
0.64%, 10/25/2016 (B)	298,592	3,224
1.61%, 01/25/2038 (B)	222,164	12,827
2.71%, 04/25/2041 (B)	1,643,492	93,981
3.00%, 01/25/2021	2,253,789	163,887
4.00%, 10/25/2014	845,817	24,177
4.27%, 11/25/2040 (B)	3,559,946	363,509
4.83%, 07/25/2040 (B)	4,136,969	440,588
5.00%, 07/25/2039	286,192	48,408
5.50%, 10/25/2039	521,885	72,173
5.73%, 10/25/2039 (B)	369,255	56,766
5.83%, 02/25/2038 - 06/25/2039 (B)	3,801,342	506,268
6.01%, 12/25/2039 (B)	105,994	11,311
6.08%, 01/25/2040 (B)	1,289,659	196,597
6.18%, 12/25/2037 (B)	2,444,556	360,363
6.23%, 07/25/2037 - 05/25/2040 (B)	3,126,637	398,332
6.25%, 04/25/2040 (B)	660,384	87,233
6.28%, 10/25/2037 - 12/25/2037 (B)	1,059,719	155,332
6.45%, 07/25/2037 (B)	948,608	117,720
6.48%, 10/25/2026 - 03/25/2039 (B)	2,568,962	427,108
6.53%, 03/25/2036 (B)	2,978,706	529,589
6.82%, 03/25/2038 (B)	554,990	75,927
6.93%, 02/25/2040 (B)	581,924	80,123
Fannie Mae, PO
10/25/2023 - 07/25/2040	13,416,406	13,015,217
Federal Farm Credit Banks 5.13%, 11/15/2018	1,291,000	1,501,824
Financing Corp. Fico, PO Series D-P 09/26/2019	500,000	442,590
Freddie Mac
0.42%, 08/15/2023 (B)	658,905	656,594
0.47%, 06/15/2024 - 03/15/2036 (B)	501,087	501,925
0.57%, 02/15/2033 (B)	1,113,988	1,111,384
0.58%, 07/15/2037 (B)	2,264,135	2,255,377
1.37%, 07/15/2039 (B)	283,494	287,443
2.03%, 04/01/2037 (B)	45,388	48,174
2.09%, 05/01/2037 (B)	192,834	203,775
2.10%, 10/01/2036 (B)	226,234	239,272
2.45%, 11/01/2036 (B)	515,312	545,143
2.47%, 05/01/2037 - 09/01/2037 (B)	232,528	248,507
2.48%, 10/01/2037 (B)	118,047	125,584
2.49%, 12/01/2036 (B)	505,531	541,080
2.54%, 12/01/2036 (B)	460,733	494,856

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac (continued)
2.58%, 12/01/2031 (B)	$ 723,667	$ 779,243
2.64%, 11/01/2036 (B)	196,354	208,827
2.75%, 05/01/2038 (B)	116,752	125,135
2.89%, 05/01/2037 (B)	213,971	229,167
2.91%, 04/01/2037 (B)	113,249	120,318
2.93%, 05/01/2037 (B)	601,396	640,336
3.05%, 11/01/2036 - 03/01/2037 (B)	341,745	363,384
3.10%, 05/01/2036 (B)	126,400	134,238
3.29%, 03/01/2036 (B)	898,374	966,182
3.50%, 06/01/2042 - 07/15/2042	4,688,994	4,785,067
3.65%, 10/25/2037 (B)	810,969	812,937
4.00%, 11/15/2041 - 12/15/2041	2,888,528	3,000,108
4.12%, 02/01/2036 (B)	1,293,434	1,376,496
4.50%, 06/15/2018 - 05/01/2041	29,141,368	31,267,255
4.91%, 07/01/2036 (B)	773,353	832,392
5.00%, 10/01/2018 - 07/15/2041	10,030,194	10,987,011
5.04%, 01/01/2035 (B)	953,827	1,018,483
5.23%, 05/25/2043	1,475,210	1,615,098
5.30%, 01/15/2033	1,159,583	1,256,893
5.50%, 02/01/2018 - 05/15/2041 (B)	3,725,961	4,017,462
5.50%, 04/01/2018 - 01/15/2039	11,945,799	13,041,046
5.53%, 04/01/2037 (B)	15,898	16,870
5.55%, 06/01/2037 (B)	115,800	123,379
5.71%, 10/15/2038 (B)	777,325	855,084
5.75%, 10/15/2035	349,857	365,029
6.00%, 05/01/2017 - 06/15/2038	7,505,774	8,199,410
6.25%, 10/15/2023	633,285	700,586
6.36%, 02/01/2037 (B)	72,763	76,693
6.48%, 10/01/2037 (B)	242,528	264,024
6.50%, 08/15/2021 - 02/25/2043	8,564,405	9,675,875
6.50%, 09/25/2043 (B)	211,815	245,323
6.76%, 11/15/2021 (B)	725,885	780,484
7.00%, 12/15/2036 - 07/25/2043	2,411,915	2,893,708
7.19%, 11/15/2046 (B)	1,975,263	2,399,085
7.50%, 11/15/2036 - 09/25/2043	3,315,358	3,935,148
8.00%, 06/15/2035 (B)	143,074	148,201
8.50%, 09/01/2015	26,042	26,451
8.81%, 11/15/2033 (B)	164,950	191,661
10.00%, 03/17/2026 - 10/01/2030	771,672	890,919
11.00%, 02/17/2021	203,270	206,076
14.53%, 06/15/2033 (B)	96,994	124,002
16.92%, 02/15/2040 (B)	500,000	752,496
17.02%, 02/15/2038 (B)	57,798	73,739
19.70%, 07/15/2035 (B)	92,061	127,965
20.48%, 08/15/2031 (B)	121,087	181,996
21.30%, 05/15/2035 (B)	105,960	148,145
23.97%, 06/15/2035 (B)	118,605	185,230
Freddie Mac, IO
2.19%, 01/15/2040 (B)	2,117,484	116,423
3.50%, 09/15/2024	913,315	55,608
4.00%, 11/15/2029 - 10/15/2037	9,008,006	818,745
4.50%, 12/15/2024 - 07/15/2037	4,442,303	409,384
5.00%, 04/15/2032 - 08/15/2040	5,928,948	922,504
5.50%, 07/15/2037	176,080	11,553
5.83%, 11/15/2037 - 10/15/2040 (B)	3,701,388	607,972
5.88%, 05/15/2038 (B)	1,081,546	171,415
5.93%, 05/15/2039 (B)	899,835	148,750
6.08%, 12/15/2039 (B)	1,180,893	143,424

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac, IO (continued)
6.17%, 12/15/2039 (B)	$ 1,393,038	$ 229,109
6.23%, 01/15/2037 (B)	534,431	67,395
6.28%, 11/15/2037 (B)	80,989	11,377
6.53%, 01/15/2019 (B)	13,517	34
6.63%, 09/15/2039 (B)	817,553	127,871
7.53%, 08/15/2036 (B)	1,875,634	280,748
Freddie Mac, PO 03/15/2019 - 01/15/2040	9,480,722	8,931,363
Ginnie Mae
0.38%, 04/16/2037 (B)	149,838	149,959
0.63%, 03/20/2060 (B)	936,045	931,400
0.83%, 05/20/2061 (B)	1,488,791	1,486,524
0.88%, 05/20/2061 (B)	1,668,645	1,668,588
5.50%, 05/16/2019 - 09/20/2039	7,848,539	8,828,797
5.75%, 02/20/2036 - 10/20/2037	2,041,346	2,288,290
5.84%, 10/20/2033 (B)	573,116	654,946
6.00%, 11/20/2033 - 08/20/2038	1,439,825	1,632,119
6.13%, 06/16/2031	1,584,000	1,719,749
6.50%, 04/20/2028 - 12/15/2035	2,837,132	3,252,878
7.00%, 09/20/2034 (B)	39,334	43,214
7.00%, 08/16/2039 - 10/16/2040	1,909,537	2,254,816
7.47%, 03/17/2033 (B)	135,873	150,573
7.50%, 09/16/2035 - 10/15/2037	637,955	735,784
8.83%, 04/20/2034 (B)	181,241	204,079
14.38%, 11/17/2032 (B)	69,718	90,572
17.00%, 02/20/2034 (B)	73,387	103,607
22.67%, 04/20/2037 (B)	424,971	655,121
Ginnie Mae, IO
4.00%, 09/16/2037	3,629,663	416,789
5.66%, 02/20/2038 (B)	234,202	34,864
5.73%, 09/20/2038 (B)	1,706,799	213,279
5.78%, 02/20/2039 - 06/20/2039 (B)	733,943	95,780
5.83%, 02/20/2038 (B)	2,229,266	278,513
5.87%, 02/20/2039 (B)	238,710	29,384
5.88%, 08/16/2039 (B)	1,324,506	170,357
5.92%, 09/20/2039 (B)	1,593,987	200,780
5.93%, 11/20/2034 - 08/20/2039 (B)	4,101,461	536,058
5.98%, 07/20/2038 (B)	1,644,487	234,136
6.03%, 03/20/2037 - 06/20/2038 (B)	3,390,371	460,817
6.13%, 03/20/2039 (B)	208,821	24,896
6.23%, 12/20/2038 - 11/16/2039 (B)	2,691,603	358,904
6.36%, 12/20/2037 (B)	111,491	18,728
6.38%, 11/16/2033 - 11/20/2037 (B)	369,739	67,146
6.43%, 05/20/2041 (B)	986,913	203,270
6.48%, 09/20/2033 (B)	741,015	43,384
6.50%, 03/20/2039	150,585	30,000
6.51%, 07/20/2037 (B)	1,009,180	176,763
6.53%, 06/20/2037 (B)	1,724,061	305,718
7.13%, 12/20/2038 (B)	1,149,636	173,423
7.43%, 09/20/2038 (B)	133,428	20,980
7.53%, 04/16/2038 (B)	81,066	12,511
Ginnie Mae, PO
09/15/2031 - 12/20/2040	3,775,143	3,398,745
Government Trust Certificate Zero Coupon, 10/01/2015 - 04/01/2020	19,890,000	17,901,419
NCUA Guaranteed Notes Series 2010-R3, Class 3A 2.40%, 12/08/2020	306,249	306,249

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Residual Funding Corp., PO 10/15/2019 - 10/15/2020	$ 4,900,000	$ 4,252,490
Tennessee Valley Authority
4.63%, 09/15/2060	236,000	222,807
5.25%, 09/15/2039	40,000	44,024
5.88%, 04/01/2036	2,325,000	2,792,697
Tennessee Valley Authority, PO 05/01/2019 - 11/01/2025	2,500,000	1,693,849

Total U.S. Government Agency Obligations (cost $463,646,770)		471,669,600

FOREIGN GOVERNMENT OBLIGATIONS - 3.0%
African Development Bank 8.80%, 09/01/2019	500,000	666,251
Corp. Andina de Fomento 3.75%, 01/15/2016 (A)	795,000	831,750
Israel Government AID Bond
Zero Coupon, 03/15/2019	10,000,000	9,075,760
Series 2002-Z
Zero Coupon, 09/15/2019 - 09/15/2020	15,496,000	13,461,072
Series 2008-Z
Zero Coupon, 02/15/2020	6,500,000	5,673,005
Series 2010-Z
Zero Coupon, 02/15/2025	2,250,000	1,515,049
Series 2011-Z
Zero Coupon, 11/15/2026	1,400,000	858,809
Mexico Government International Bond Series 2012-1, Class A2 5.75%, 10/12/2110	550,000	532,125
Mexico Government International Bond, Series MTN 4.75%, 03/08/2044	688,000	645,000
Province of Ontario Canada 1.65%, 09/27/2019	780,000	759,330
Province of Quebec Canada, Series MTN 6.35%, 01/30/2026	285,000	357,823

Total Foreign Government Obligations (cost $33,925,318)		34,375,974

MORTGAGE-BACKED SECURITIES - 12.6%
A10 Securitization LLC
Series 2012-1, Class A
3.49%, 04/15/2024 - 144A	809,401	815,162
Series 2013-2, Class A
2.60%, 11/15/2027 - 144A	1,073,000	1,072,805
Series 2013-2, Class B
4.65%, 11/15/2027 - 144A	250,000	249,922
American General Mortgage Loan Trust
Series 2006-1, Class A5
5.75%, 12/25/2035 - 144A (B)	209,401	217,722
Series 2009-1, Class A7
5.75%, 09/25/2048 - 144A (B)	1,900,000	1,931,720
Series 2010-1A, Class A1
5.15%, 03/25/2058 - 144A (B)	311,863	315,436
Series 2010-1A, Class A3
5.65%, 03/25/2058 - 144A (B)	1,139,925	1,182,932

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
ASG Resecuritization Trust
Series 2009-1, Class A60
2.20%, 06/26/2037 - 144A (B)	$ 95,638	$ 94,013
Series 2009-2, Class A55
4.95%, 05/24/2036 - 144A (B)	87,414	89,058
Series 2009-2, Class G60
4.95%, 05/24/2036 - 144A (B)	400,000	417,688
Series 2009-3, Class A65
2.30%, 03/26/2037 - 144A (B)	887,992	889,202
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	103,348	105,648
Series 2010-3, Class 2A22
0.37%, 10/28/2036 - 144A (B)	133,636	132,467
Series 2010-4, Class 2A20
0.33%, 11/28/2036 - 144A (B)	117,415	116,241
Series 2011-1, Class 3A50
2.47%, 11/28/2035 - 144A (B)	432,751	424,324
Banc of America Alternative Loan Trust
Series 2003-11, Class 1A1
6.00%, 01/25/2034	119,826	124,942
Series 2003-11, Class 2A1
6.00%, 01/25/2034	155,608	162,764
Series 2003-7, Class 2A4
5.00%, 09/25/2018	243,040	248,080
Series 2003-9, Class 1CB2
5.50%, 11/25/2033	91,763	93,681
Series 2004-1, Class 1A1
6.00%, 02/25/2034	493,861	507,385
Series 2004-1, Class 5A1
5.50%, 02/25/2019	51,802	53,224
Series 2004-6, Class 3A2
6.00%, 07/25/2034	7,753	7,732
Series 2004-8, Class 3A1
5.50%, 09/25/2019	74,759	78,398
Banc of America Funding Corp.
Series 2004-3, Class 1A1
5.50%, 10/25/2034	535,100	548,994
Series 2004-C, Class 1A1
5.08%, 12/20/2034 (B)	139,073	138,164
Series 2005-E, Class 4A1
2.67%, 03/20/2035 (B)	1,867,387	1,877,613
Series 2010-R11A, Class 1A6
5.18%, 08/26/2035 - 144A (B)	466,871	476,333
Series 2010-R4, Class 5A1
0.32%, 07/26/2036 - 144A (B)	28,321	28,243
Series 2010-R5, Class 1A1
5.50%, 10/26/2037 - 144A	518,294	529,125
Series 2012-R6, Class 1A1
3.00%, 10/26/2039 - 144A	433,316	430,949
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-3, Class AM
4.73%, 07/10/2043	800,000	833,930
Series 2006-3, Class A4
5.89%, 07/10/2044 (B)	600,000	657,728
Series 2006-4, Class A4
5.63%, 07/10/2046	500,000	547,282
Series 2006-5, Class A4
5.41%, 09/10/2047	225,000	247,289

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Securities, Inc.
Series 2003-3, Class 2A1
0.72%, 05/25/2018 (B)	$ 55,693	$ 53,592
Series 2003-4, Class 2A1
0.72%, 06/25/2018 (B)	175,975	170,459
Series 2003-6, Class 2A1
0.62%, 08/25/2018 (B)	75,901	75,216
Series 2003-C, Class 3A1
2.87%, 04/25/2033 (B)	245,069	246,699
Series 2003-E, Class 2A2
2.86%, 06/25/2033 (B)	328,626	329,337
Series 2004-3, Class 1A26
5.50%, 04/25/2034	661,368	672,028
Series 2004-3, Class 3A1
5.00%, 04/25/2019	63,306	64,802
Series 2004-5, Class 4A1
4.75%, 06/25/2019	44,935	46,513
Series 2004-C, Class 2A2
2.91%, 04/25/2034 (B)	625,723	626,529
BCAP LLC Trust
Series 2009-RR10, Class 17A1
5.75%, 06/26/2037 - 144A	61,922	61,833
Series 2009-RR13, Class 17A2
5.50%, 04/26/2037 - 144A (B)	317,863	333,019
Series 2009-RR14, Class 3A2
2.73%, 08/26/2035 - 144A (B)	499,968	460,573
Series 2009-RR5, Class 8A1
5.50%, 11/26/2034 - 144A	329,088	336,492
Series 2010-RR12, Class 2A5
4.50%, 01/26/2036 - 144A (B)	530,709	539,587
Series 2010-RR4, Class 12A1
4.00%, 07/26/2036 - 144A (B)	297,261	298,315
Series 2010-RR5, Class 2A5
5.32%, 04/26/2037 - 144A (B)	562,709	561,831
Series 2010-RR6, Class 22A3
4.62%, 06/26/2036 - 144A (B)	440,338	457,513
Series 2010-RR6, Class 5A1
4.62%, 11/26/2037 - 144A (B)	37,759	37,627
Series 2010-RR7, Class 15A1
0.97%, 01/26/2036 - 144A (B)	140,474	137,929
Series 2010-RR7, Class 16A1
0.85%, 02/26/2047 - 144A (B)	356,076	346,700
Series 2010-RR7, Class 1A5
4.99%, 04/26/2035 - 144A (B)	353,784	347,026
Series 2010-RR7, Class 2A1
2.36%, 07/26/2045 - 144A (B)	924,860	896,735
Series 2010-RR8, Class 3A3
5.07%, 05/26/2035 - 144A (B)	239,279	245,601
Series 2010-RR8, Class 3A4
5.07%, 05/26/2035 - 144A (B)	773,000	730,835
Series 2011-RR10, Class 2A1
1.00%, 09/26/2037 - 144A (B)	1,915,918	1,729,543
Series 2011-RR4, Class 6A3
5.00%, 08/26/2037 - 144A (B)	757,498	763,180
Series 2011-RR5, Class 11A3
0.32%, 05/28/2036 - 144A (B)	711,290	660,473
Series 2011-RR5, Class 14A3
2.68%, 07/26/2036 - 144A (B)	396,055	394,816

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BCAP LLC Trust (continued)
Series 2012-RR10, Class 3A1
0.37%, 05/26/2036 - 144A (B)	$ 745,322	$ 698,134
Series 2012-RR2, Class 1A1
0.34%, 08/26/2036 - 144A (B)	939,369	908,227
Series 2012-RR3, Class 2A5
2.17%, 05/26/2037 - 144A (B)	1,139,998	1,127,021
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-4, Class 3A1
2.52%, 07/25/2033 (B)	129,247	127,548
Series 2004-2, Class 14A
5.00%, 05/25/2034 (B)	132,949	132,665
Bear Stearns Alt-A Trust Series 2005-2, Class 1A1 0.67%, 03/25/2035 (B)	361,950	355,840
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class A4 5.44%, 03/11/2039 (B)	200,000	216,865
Bear Stearns Commercial Mortgage Securities, IO Series 2005-PWR8, Class X1 0.75%, 06/11/2041 - 144A (B)	12,900,721	126,646
CD Commercial Mortgage Trust, IO Series 2007-CD4, Class XC 0.17%, 12/11/2049 - 144A (B)	38,052,827	354,767
Chase Mortgage Finance Corp.
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	500,337	520,073
Series 2007-A1, Class 1A3
2.77%, 02/25/2037 (B)	2,021,781	2,012,499
Series 2007-A1, Class 2A1
2.72%, 02/25/2037 (B)	430,656	431,870
Series 2007-A1, Class 7A1
2.69%, 02/25/2037 (B)	338,031	339,129
Series 2007-A1, Class 9A1
2.75%, 02/25/2037 (B)	150,156	150,399
Series 2007-A2, Class 1A1
2.79%, 07/25/2037 (B)	89,672	88,832
Series 2007-A2, Class 2A1
2.75%, 07/25/2037 (B)	538,756	538,398
Citigroup Commercial Mortgage Trust
Series 2005-C3, Class AM
4.83%, 05/15/2043 (B)	440,000	461,173
Series 2006-C5, Class A4
5.43%, 10/15/2049	500,000	550,269
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4
5.25%, 09/25/2033	314,966	322,696
Series 2005-2, Class 2A11
5.50%, 05/25/2035	304,878	306,920
Series 2008-AR4, Class 1A1A
2.92%, 11/25/2038 - 144A (B)	1,068,337	1,080,390
Series 2009-10, Class 1A1
2.43%, 09/25/2033 - 144A (B)	666,213	678,704
Series 2009-11, Class 3A1
5.75%, 05/25/2037 - 144A (B)	617,334	637,137
Series 2010-7, Class 10A1
2.61%, 02/25/2035 - 144A (B)	234,509	238,112

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc. (continued)
Series 2010-8, Class 5A6
4.00%, 11/25/2036 - 144A	$ 4,633,943	$ 4,675,811
Series 2010-8, Class 6A6
4.50%, 12/25/2036 - 144A	4,055,374	4,173,892
Series 2011-10, Class 4A1
0.37%, 02/25/2046 - 144A (B)	782,568	753,508
Series 2011-3, Class 1A1
0.25%, 02/25/2047 - 144A (B)	95	95
Series 2011-5, Class 1A1
0.36%, 02/25/2046 - 144A (B)	474,629	445,066
Commercial Mortgage Asset Trust Series 1999-C1, Class D 7.28%, 01/17/2032 (B)	602,589	604,556
Commercial Mortgage Pass-Through Certificates, IO Series 2012-CR2, Class XA 1.95%, 08/15/2045 (B)	2,219,463	253,414
Commercial Mortgage Trust Series 2005-GG3, Class AJ 4.86%, 08/10/2042 (B)	220,000	228,874
Countrywide Alternative Loan Trust, PO Series 2002-7 08/25/2032	96,815	83,288
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-39, Class A6
5.00%, 10/25/2033	466,237	480,393
Series 2003-50, Class A1
5.00%, 11/25/2018	268,132	275,743
Series 2003-J13, Class 1A7
5.25%, 01/25/2034	807,957	834,204
Series 2004-3, Class A26
5.50%, 04/25/2034	411,565	419,437
Series 2004-3, Class A4
5.75%, 04/25/2034	617,347	630,852
Series 2004-5, Class 1A4
5.50%, 06/25/2034	586,393	611,059
Series 2004-8, Class 2A1
4.50%, 06/25/2019	51,407	53,015
Series 2004-J4, Class 2A1
5.00%, 05/25/2019	91,747	92,927
Credit Suisse Commercial Mortgage Trust Series 2006-C2, Class A3 5.67%, 03/15/2039 (B)	1,600,000	1,733,120
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	205,168	211,916
Series 2003-27, Class 5A4
5.25%, 11/25/2033	288,274	290,289
Series 2003-29, Class 5A1
7.00%, 12/25/2033	220,527	236,760
Series 2003-29, Class 8A1
6.00%, 11/25/2018	89,816	92,980
Series 2003-AR15, Class 3A1
2.81%, 06/25/2033 (B)	294,330	288,305
Series 2004-4, Class 2A4
5.50%, 09/25/2034	485,248	519,117

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp. (continued)
Series 2004-5, Class 3A1
5.25%, 08/25/2019	$ 281,309	$ 289,516
Series 2004-8, Class 1A4
5.50%, 12/25/2034	509,075	539,374
Series 2005-C3, Class AM
4.73%, 07/15/2037	400,000	416,807
Credit Suisse Mortgage Capital Certificates
Series 2009-3R, Class 19A3
6.00%, 01/27/2038 - 144A	240,797	247,267
Series 2010-11R, Class A6
1.18%, 06/28/2047 - 144A (B)	1,628,049	1,553,137
Series 2010-12R, Class 14A1
2.54%, 09/26/2046 - 144A (B)	225,046	224,546
Series 2010-16, Class A3
3.21%, 06/25/2050 - 144A (B)	400,000	396,268
Series 2010-16, Class A4
3.21%, 06/25/2050 - 144A (B)	1,000,000	977,508
Series 2010-17R, Class 1A1
2.44%, 06/26/2036 - 144A (B)	264,047	272,570
Series 2010-1R, Class 5A1
4.95%, 01/27/2036 - 144A (B)	281,393	290,294
Series 2011-16R, Class 7A3
3.50%, 12/27/2036 - 144A (B)	414,075	419,311
Series 2011-1R, Class A1
1.18%, 02/27/2047 - 144A (B)	494,629	492,758
Series 2011-6R, Class 3A1
2.70%, 07/28/2036 - 144A (B)	480,661	481,908
Series 2011-7R, Class A1
1.43%, 08/28/2047 - 144A (B)	476,001	474,684
Series 2011-9R, Class A1
2.18%, 03/27/2046 - 144A (B)	1,825,381	1,829,430
Series 2012-3R, Class 1A1
3.25%, 07/27/2037 - 144A (B)	1,101,098	1,099,037
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A4
5.22%, 08/15/2048	600,000	650,520
Series 2006-C1, Class AM
5.25%, 08/15/2048	1,000,000	1,030,136
CW Capital Cobalt, Ltd., IO Series 2006-C1 0.77%, 08/15/2048 (B)	23,856,646	450,652
DBRR Trust, IO Series 2011-C32, Class A3X1 2.02%, 06/17/2049 - 144A (B)	6,000,000	342,375
Deutsche ALT-A Securities, Inc., Alternate Loan Trust Series 2005-1, Class 2A1 5.67%, 02/25/2020 (B)	195,565	202,851
Deutsche Mortgage Securities, Inc. Series 2009-RS2, Class 4A1 0.31%, 04/26/2037 - 144A (B)	108,161	106,677
FDIC Structured Sale Guaranteed Notes Series 2010-C1, Class A 2.98%, 12/06/2020 - 144A	702,637	727,003
FDIC Trust Series 2013-N1, Class A 4.50%, 10/25/2018 - 144A	202,000	202,000

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
First Horizon Asset Securities, Inc.
Series 2003-8, Class 2A1
4.50%, 09/25/2018	$ 48,071	$ 49,325
Series 2004-AR2, Class 2A1
2.63%, 05/25/2034 (B)	554,876	548,142
Fontainebleau Miami Beach Trust Series 2012-FBLU, Class A 2.89%, 05/05/2027 - 144A	1,146,474	1,160,088
GE Capital Commercial Mortgage Corp. Series 2005-C1, Class AJ 4.83%, 06/10/2048 (B)	1,000,000	1,036,852
GMAC Mortgage Corp., Loan Trust
Series 2003-AR1, Class A4
2.99%, 10/19/2033 (B)	159,622	161,883
Series 2003-AR2, Class 2A4
3.22%, 12/19/2033 (B)	929,010	921,569
Series 2004-J5, Class A7
6.50%, 01/25/2035	1,260,239	1,340,738
Series 2004-J6, Class 1A1
5.00%, 01/25/2020	116,865	120,342
GS Mortgage Securities Corp. II, IO Series 2006-GG8, Class X 0.57%, 11/10/2039 - 144A (B)	9,476,107	135,622
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF 0.52%, 09/25/2035 - 144A (B)	1,319,110	1,094,078
GSMPS Mortgage Loan Trust, IO Series 2005-RP3, Class 1AS 4.89%, 09/25/2035 - 144A (B)	989,333	142,907
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4
5.25%, 06/25/2033	1,104,458	1,120,121
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	1,114,995	1,165,639
Series 2005-5F, Class 8A3
0.67%, 06/25/2035 (B)	74,378	70,120
Impac CMB Trust Series 2005-4, Class 2A1 0.47%, 05/25/2035 (B)	336,854	337,019
Impac Secured Assets CMN Owner Trust
Series 2003-2, Class A1
5.50%, 08/25/2033	101,704	107,082
Series 2006-1, Class 2A1
0.52%, 05/25/2036 (B)	733,852	721,664
Series 2006-2, Class 2A1
0.52%, 08/25/2036 (B)	609,254	590,048
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A4
4.40%, 01/12/2039	695,660	697,361
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (B)	1,497,839	1,632,693
Series 2006-CB16, Class A4
5.55%, 05/12/2045	97,304	106,427
Series 2006-LDP9, Class A3SF
0.33%, 05/15/2047 (B)	934,244	933,332
JPMorgan Chase Commercial Mortgage Securities Corp., IO Series 2006-CB15, Class X1 0.24%, 06/12/2043 (B)	48,441,861	280,042

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-CB11, Class AJ 5.39%, 08/12/2037 (B)	$ 700,000	$ 737,440
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1
2.76%, 07/25/2034 (B)	105,901	107,868
Series 2004-A4, Class 1A1
2.77%, 09/25/2034 (B)	124,192	125,601
Series 2004-S1, Class 1A7
5.00%, 09/25/2034	40,186	41,394
Series 2005-A1, Class 3A4
3.93%, 02/25/2035 (B)	379,014	382,028
Series 2006-A2, Class 5A3
2.64%, 11/25/2033 (B)	797,623	802,768
Series 2006-A3, Class 6A1
2.73%, 08/25/2034 (B)	89,392	87,814
JPMorgan Re-REMIC
Series 2009-6, Class 4A1
2.71%, 09/26/2036 - 144A (B)	239,907	242,522
Series 2010-4, Class 7A1
1.87%, 08/26/2035 - 144A (B)	253,708	253,216
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 5.86%, 06/15/2038 (B)	400,000	439,596
LB-UBS Commercial Mortgage Trust, IO Series 2006-C1, Class XCL 0.37%, 02/15/2041 - 144A (B)	22,911,657	174,633
LVII Resecuritization Trust Series 2009-3, Class M3 5.03%, 11/27/2037 - 144A (B)	600,000	614,889
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.64%, 04/21/2034 (B)	871,102	890,702
Series 2004-13, Class 3A7
2.62%, 11/21/2034 (B)	589,549	607,964
MASTR Alternative Loans Trust
Series 2003-9, Class 2A1
6.00%, 12/25/2033	108,391	114,766
Series 2004-5, Class 5A1
4.75%, 06/25/2019	114,196	115,594
MASTR Asset Securitization Trust
Series 2003-11, Class 9A6
5.25%, 12/25/2033	724,351	754,608
Series 2003-2, Class 1A1
5.00%, 03/25/2018	54,902	55,316
Series 2003-3, Class 3A18
5.50%, 04/25/2033	197,938	201,988
Series 2004-P7, Class A6
5.50%, 12/27/2033 - 144A	346,751	365,693
MASTR Resecuritization Trust, PO Series 2005, Class 3 05/28/2035 - 144A	122,923	98,338
Merrill Lynch Mortgage Investors Trust
Series 2003-A4, Class 2A
2.65%, 07/25/2033 (B)	116,966	119,118
Series 2003-A5, Class 2A6
2.39%, 08/25/2033 (B)	130,472	130,906

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2004-1, Class 2A1
2.18%, 12/25/2034 (B)	$ 477,978	$ 475,908
Series 2004-A4, Class A2
2.49%, 08/25/2034 (B)	216,912	220,928
Series 2004-D, Class A2
1.12%, 09/25/2029 (B)	370,581	368,058
Merrill Lynch Mortgage Trust
Series 2005-LC1, Class AJ
5.37%, 01/12/2044 (B)	500,000	539,417
Series 2006-C1, Class A4
5.68%, 05/12/2039 (B)	730,000	798,354
ML-CFC Commercial Mortgage Trust, IO Series 2006-4, Class XC 0.20%, 12/12/2049 - 144A (B)	14,712,520	172,593
Morgan Stanley Capital I Trust
Series 2007-T27, Class A4
5.65%, 06/11/2042 (B)	200,000	226,988
Series 2011-C3, Class A3
4.05%, 07/15/2049	637,000	683,921
Morgan Stanley Capital I Trust, IO
Series 2006-IQ12, Class X1
0.13%, 12/15/2043 - 144A (B)	34,350,303	460,981
Series 2006-T21, Class X
0.21%, 10/12/2052 - 144A (B)	87,592,360	504,707
Series 2007-HQ11, Class X
0.22%, 02/12/2044 - 144A (B)	58,692,500	287,006
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A 5.70%, 04/25/2034 (B)	464,174	483,245
Morgan Stanley Re-REMIC Trust
Series 2010-HQ4B, Class A7A
4.97%, 04/16/2040 - 144A	1,112,606	1,130,720
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	629,538	631,301
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	1,733,931	1,746,069
Series 2012-XA, Class B
0.25%, 07/27/2049 - 144A (D)	500,000	413,000
Prime Mortgage Trust Series 2004-CL1, Class 1A1 6.00%, 02/25/2034	186,410	196,422
Prime Mortgage Trust, PO Series 2004-CL1, Class 1 02/25/2034	15,190	12,878
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1 2.71%, 05/25/2035 (B)	388,872	392,482
RALI Trust
Series 2003-QS1, Class A6
4.25%, 01/25/2033	67,524	67,929
Series 2003-QS13, Class A5
0.82%, 07/25/2033 (B)	337,705	316,392
Series 2003-QS15, Class A7
5.50%, 08/25/2033	1,397,576	1,440,164
Series 2003-QS18, Class A1
5.00%, 09/25/2018	95,337	97,918
Series 2004-QS7, Class A4
5.50%, 05/25/2034	419,121	427,836

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
RAMP Trust
Series 2004-RZ1, Class M1
4.32%, 03/25/2034 (B)	$ 570,509	$ 561,830
Series 2004-SL2, Class A3
7.00%, 10/25/2031	319,817	343,956
Series 2005-EFC5, Class A3
0.51%, 10/25/2035 (B)	533,566	524,521
Series 2006-RZ1, Class A3
0.47%, 03/25/2036 (B)	938,503	883,706
RBSSP Resecuritization Trust
Series 2009-1, Class 1A1
6.50%, 02/26/2036 - 144A	513,475	541,425
Series 2010-9, Class 7A5
4.00%, 05/26/2037 - 144A (B)	563,544	577,081
RCMC LLC Series 2012-CRE1, Class A 5.62%, 11/15/2044 - 144A	402,881	403,560
Residential Asset Securitization Trust Series 2002-A13, Class A4 5.25%, 12/25/2017	38,148	38,955
RFMSI Trust
Series 2003-S20, Class 2A1
4.75%, 12/25/2018	65,754	67,058
Series 2003-S4, Class A4
5.75%, 03/25/2033	381,674	386,027
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-HYB1, Class A
2.62%, 09/25/2033 (B)	359,116	361,088
Series 2003-UP1, Class A
3.95%, 04/25/2032 - 144A (B)	28,077	27,514
Sequoia Mortgage Trust
Series 2004-11, Class A1
0.47%, 12/20/2034 (B)	650,231	629,954
Series 2004-11, Class A3
0.47%, 12/20/2034 (B)	645,461	611,532
Series 2004-12, Class A3
0.73%, 01/20/2035 (B)	395,221	355,408
Springleaf Mortgage Loan Trust
Series 2011-1A, Class A1
4.05%, 01/25/2058 - 144A (B)	1,290,555	1,345,183
Series 2011-1A, Class A2
5.45%, 01/25/2058 - 144A (B)	1,500,000	1,630,903
Series 2012-1A, Class M3
6.00%, 09/25/2057 - 144A (B)	1,000,000	1,049,103
Series 2012-2A, Class M4
6.00%, 10/25/2057 - 144A (B)	1,200,000	1,260,271
Series 2012-3A, Class M1
2.66%, 12/25/2059 - 144A (B)	534,000	528,229
Series 2012-3A, Class M2
3.56%, 12/25/2059 - 144A (B)	471,000	460,947
Series 2012-3A, Class M3
4.44%, 12/25/2059 - 144A (B)	253,000	251,793
Series 2012-3A, Class M4
5.30%, 12/25/2059 - 144A (B)	146,000	147,436
Series 2013-3A, Class A
1.87%, 09/25/2057 - 144A (B)	841,596	841,543
Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 1A1 0.83%, 10/19/2034 (B)	540,794	530,164

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1
0.81%, 09/25/2043 (B)	$ 360,679	$ 348,727
Series 2004-1, Class II2A
1.78%, 03/25/2044 (B)	201,707	200,086
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class A3 5.56%, 08/15/2039 (B)	340,277	350,442
UBS-BAMLL Trust Series 2012-WRM, Class A 3.66%, 06/10/2030 - 144A	1,386,000	1,359,949
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4 3.53%, 05/10/2063	650,000	655,533
UBS-Barclays Commercial Mortgage Trust, IO Series 2012-C2, Class XA 1.80%, 05/10/2063 - 144A (B)	6,135,522	570,732
Vendee Mortgage Trust
Series 1993-1, Class ZB
7.25%, 02/15/2023	325,789	381,219
Series 1998-2, Class 1G
6.75%, 06/15/2028	608,202	705,357
Vericrest Opportunity Loan Transferee Series 2012-NL3A, Class A 2.73%, 11/25/2060 - 144A (B)	845,278	839,200
VFC LLC Series 2013-1, Class A 3.13%, 03/20/2026 - 144A	349,834	351,632
Wachovia Bank Commercial Mortgage Trust Series 2004-C11, Class A5 5.22%, 01/15/2041 (B)	1,061,962	1,070,260
Wachovia Bank Commercial Mortgage Trust, IO Series 2006-C24, Class XC 0.10%, 03/15/2045 - 144A (B)	139,186,183	460,428
WaMu Mortgage Pass-Through Certificates
Series 2003-AR6, Class A1
2.44%, 06/25/2033 (B)	720,821	730,537
Series 2003-AR7, Class A7
2.31%, 08/25/2033 (B)	264,111	265,038
Series 2003-AR8, Class A
2.43%, 08/25/2033 (B)	96,646	96,981
Series 2003-AR9, Class 1A6
2.43%, 09/25/2033 (B)	454,179	459,551
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	485,867	493,117
Series 2003-S4, Class 2A10
16.99%, 06/25/2033 (B)	25,591	30,766
Series 2003-S9, Class A8
5.25%, 10/25/2033	295,685	306,254
Series 2004-AR3, Class A1
2.45%, 06/25/2034 (B)	63,058	63,934
Series 2004-AR3, Class A2
2.45%, 06/25/2034 (B)	648,599	657,602
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	313,665	325,383
Series 2004-CB3, Class 4A
6.00%, 10/25/2019	376,647	395,528

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates (continued)
Series 2004-S1, Class 1A3
0.57%, 03/25/2034 (B)	$ 25,347	$ 25,167
Series 2004-S2, Class 2A4
5.50%, 06/25/2034	543,783	566,811
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS2, Class 1A1
5.75%, 02/25/2033	229,228	237,959
Series 2004-RA2, Class 2A
7.00%, 07/25/2033	132,222	146,007
Wells Fargo Mortgage Backed Securities Trust
Series 2003-K, Class 1A1
2.52%, 11/25/2033 (B)	33,909	34,274
Series 2004-4, Class A9
5.50%, 05/25/2034	402,296	418,610
Series 2004-EE, Class 2A1
2.62%, 12/25/2034 (B)	329,852	332,405
Series 2004-EE, Class 2A2
2.62%, 12/25/2034 (B)	82,463	83,420
Series 2004-EE, Class 3A1
2.73%, 12/25/2034 (B)	78,525	78,862
Series 2004-EE, Class 3A2
2.73%, 12/25/2034 (B)	117,788	118,795
Series 2004-I, Class 1A1
2.70%, 07/25/2034 (B)	1,157,457	1,164,605
Series 2004-P, Class 2A1
2.61%, 09/25/2034 (B)	1,871,169	1,889,913
Series 2004-R, Class 2A1
2.62%, 09/25/2034 (B)	1,016,960	1,034,825
Series 2004-U, Class A1
2.70%, 10/25/2034 (B)	1,107,934	1,109,302
Series 2004-V, Class 1A1
2.63%, 10/25/2034 (B)	199,086	204,253
Series 2004-V, Class 1A2
2.63%, 10/25/2034 (B)	88,878	90,407
Series 2004-W, Class A9
2.62%, 11/25/2034 (B)	293,200	303,683
Series 2005-1, Class 2A1
5.00%, 01/25/2020	152,031	156,924
Series 2005-13, Class A1
5.00%, 11/25/2020	74,623	76,618
Series 2005-AR8, Class 2A1
2.68%, 06/25/2035 (B)	463,467	470,035
Series 2005-AR9, Class 2A1
2.64%, 10/25/2033 (B)	173,508	172,725
Wells Fargo Mortgage Loan Trust Series 2012-RR1, Class A1 2.85%, 08/27/2037 - 144A (B)	537,470	540,540
Wells Fargo Re-REMIC Trust Series 2012-IO, Class A 1.75%, 08/20/2021 - 144A	1,787,349	1,782,881
WF-RBS Commercial Mortgage Trust Series 2011-C3, Class A4 4.38%, 03/15/2044 - 144A	550,000	588,798

Total Mortgage-Backed Securities (cost $138,435,579)		142,518,898

	Principal	Value
ASSET-BACKED SECURITIES - 2.7%
Academic Loan Funding Trust Series 2012-1A, Class A1 0.97%, 12/27/2022 - 144A (B)	$ 967,298	$ 976,274
Ally Auto Receivables Trust Series 2013-2, Class A3 0.79%, 01/15/2018	574,000	574,023
American Credit Acceptance Receivables Trust
Series 2012-1, Class A2
3.04%, 10/15/2015 - 144A	114,901	115,362
Series 2012-2, Class A
1.89%, 07/15/2016 - 144A	578,164	579,525
Series 2012-3, Class A
1.64%, 11/15/2016 - 144A	154,287	154,199
Ascentium Equipment Receivables LLC Series 2012-1A, Class A 1.83%, 09/15/2019 - 144A	180,910	180,741
Asset Backed Funding Certificates Series 2005-AQ1, Class A4 5.01%, 06/25/2035 (B)	616,664	624,187
BXG Receivables Note Trust Series 2012-A, Class A 2.66%, 12/02/2027 - 144A	783,113	775,230
CarMax Auto Owner Trust Series 2013-4, Class A3 0.80%, 07/16/2018	185,000	184,984
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-2, Class 2A2
0.73%, 02/25/2033 (B)	461,979	432,111
Series 2003-5, Class 1A4
4.40%, 02/25/2030	156,689	156,536
Series 2003-6, Class 1A4
4.50%, 11/25/2034	188,832	189,777
Series 2003-6, Class 1A5
5.35%, 11/25/2034 (B)	500,000	519,000
CPS Auto Trust
Series 2011-C, Class A
4.21%, 03/15/2019 - 144A	600,727	617,225
Series 2012-A, Class A
2.78%, 06/17/2019 - 144A	164,656	167,366
Series 2012-B, Class A
2.52%, 09/16/2019 - 144A	1,267,074	1,282,340
Series 2012-C, Class A
1.82%, 12/16/2019 - 144A	791,723	796,173
Credit Acceptance Auto Loan Trust Series 2011-1, Class A 2.61%, 03/15/2019 - 144A	757,468	763,622
CVS Pass-Through Trust 5.93%, 01/10/2034 - 144A	639,760	706,529
DT Auto Owner Trust Series 2012-2A, Class A 0.91%, 11/16/2015 - 144A	133,037	133,043
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 06/15/2017 - 144A	663,197	662,909
First Investors Auto Owner Trust Series 2012-2A, Class A2 1.47%, 05/15/2018 - 144A	500,886	503,538

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
HLSS Servicer Advance Receivables Backed Notes Series 2012-T2, Class A2 1.99%, 10/15/2045 - 144A	$ 487,000	$ 489,532
HSBC Home Equity Loan Trust
Series 2005-2, Class A1
0.44%, 01/20/2035 (B)	58,629	57,857
Series 2006-1, Class A1
0.33%, 01/20/2036 (B)	111,193	108,286
Series 2007-1, Class AS
0.37%, 03/20/2036 (B)	114,479	111,806
Series 2007-3, Class APT
1.37%, 11/20/2036 (B)	82,839	82,392
LAI Vehicle Lease Securitization Trust Series 2010-A, Class A 2.55%, 09/15/2016 - 144A	16,520	16,518
Lake Country Mortgage Loan Trust Series 2006-HE1, Class A3 0.52%, 07/25/2034 - 144A (B)	305,688	302,539
Madison Avenue Manufactured Housing Contract Series 2002-A, Class M2 2.42%, 03/25/2032 (B)	901,174	900,570
Newcastle Investment Trust Series 2011-MH1, Class A 2.45%, 12/10/2033 - 144A	114,894	116,132
Normandy Mortgage Loan Trust Series 2013-NPL3, Class A 4.95%, 09/16/2043 - 144A (B)	996,106	996,106
NYMT Residential LLC Series 2013-RP3A 4.85%, 09/25/2018 (B)	656,000	656,000
PennyMac Loan Trust Series 2012-NPL1, Class A 3.42%, 05/28/2052 - 144A (B)	459,518	457,308
RASC Trust Series 2005-KS9, Class A3 0.54%, 10/25/2035 (B)	76,351	76,103
Residential Credit Solutions Trust Series 2011-1, Class A1 6.00%, 03/25/2041 - 144A	593,845	604,237
RMAT Series 2012-1A, Class A1 2.73%, 08/26/2052 - 144A (B)	589,438	593,483
Santander Drive Auto Receivables Trust
Series 2011-S2A, Class B
2.06%, 06/15/2017 - 144A	57,892	57,927
Series 2011-S2A, Class D
3.35%, 06/15/2017 - 144A	35,496	35,567
Saxon Asset Securities Trust Series 2003-1, Class AF6 4.80%, 06/25/2033 (B)	206,037	209,190
SNAAC Auto Receivables Trust Series 2012-1A, Class A 1.78%, 06/15/2016 - 144A	71,124	71,296
Springleaf Funding Trust Series 2013-AA, Class A 2.58%, 09/15/2021 - 144A	2,000,000	1,989,546

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Stanwich Mortgage Loan Trust
Series 2012-NPL4, Class A
2.98%, 09/15/2042 - 144A	$ 923,880	$ 927,831
Series 2012-NPL5, Class A
2.98%, 10/18/2042 - 144A	609,986	609,681
Structured Asset Investment Loan Trust Series 2005-5, Class A9 0.58%, 06/25/2035 (B)	66,934	66,882
Structured Asset Securities Corp.
Series 2002-AL1, Class A2
3.45%, 02/25/2032	219,783	218,676
Series 2003-16, Class A3
0.67%, 06/25/2033 (B)	43,234	42,226
Series 2003-32, Class 1A1
5.53%, 11/25/2033 (B)	107,972	110,261
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	127,686	130,639
Series 2003-35, Class 3A1
0.67%, 12/25/2033 (B)	255,495	247,554
Series 2003-37A, Class 2A
4.20%, 12/25/2033 (B)	177,600	176,734
Series 2004-4XS, Class 1A5
5.49%, 02/25/2034 (B)	597,975	631,148
Series 2004-5H, Class A4
5.54%, 12/25/2033	591,331	608,184
Series 2004-6XS, Class A5A
5.53%, 03/25/2034 (B)	500,288	504,025
Series 2004-6XS, Class A5B
5.55%, 03/25/2034 (B)	500,288	504,171
Series 2005-NC1, Class A11
4.69%, 02/25/2035 (B)	1,120,327	1,113,968
Trafigura Securitisation Finance PLC Series 2012-1A, Class A 2.57%, 10/15/2015 - 144A (B)	2,219,000	2,255,059
Vericrest Opportunity Loan Transferee Series 2013-NPL3, Class A1 4.25%, 04/25/2053 - 144A (B)	900,000	898,031
Westgate Resorts LLC
Series 2012-1, Class A
4.50%, 09/20/2025 - 144A	912,041	926,862
Series 2012-2A, Class A
3.00%, 01/20/2025 - 144A	1,089,275	1,091,824

Total Asset-Backed Securities (cost $29,568,693)		30,090,845

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
American Municipal Power, Inc. (Revenue Bonds) 7.50%, 02/15/2050	640,000	776,467
New York State Dormitory Authority (Revenue Bonds) 5.60%, 03/15/2040	280,000	314,197
Ohio State University (Revenue Bonds) 4.80%, 06/01/2111	1,370,000	1,211,847
Port Authority of New York & New Jersey (Revenue Bonds)
4.46%, 10/01/2062	970,000	856,297
Series B
5.65%, 11/01/2040	485,000	529,693
State of California - Build America Bonds (General Obligation Unlimited) 7.30%, 10/01/2039	520,000	681,647

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
State of Illinois (General Obligation Unlimited) 5.10%, 06/01/2033	$ 85,000	$ 77,309

Total Municipal Government Obligations (cost $4,487,830)		4,447,457

CORPORATE DEBT SECURITIES - 18.9%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 5.20%, 08/15/2015 - 144A	380,000	404,932
BAE Systems PLC 5.80%, 10/11/2041 - 144A	439,000	461,139
Lockheed Martin Corp.
4.07%, 12/15/2042	120,000	106,742
4.25%, 11/15/2019	150,000	164,155
4.85%, 09/15/2041	190,000	190,967
United Technologies Corp.
4.50%, 06/01/2042	257,000	253,482
8.88%, 11/15/2019	250,000	331,395
Air Freight & Logistics - 0.0% (E)
United Parcel Service of America, Inc.
8.38%, 04/01/2020	60,000	79,474
8.38%, 04/01/2030 (C)	200,000	271,322
United Parcel Service, Inc. 2.45%, 10/01/2022	186,000	176,048
Airlines - 0.1%
Air Canada Pass-Through Trust 4.13%, 11/15/2026 - 144A	124,000	118,575
American Airlines Pass-Through Trust 5.25%, 07/31/2022	93,342	97,775
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	255,000	247,350
5.98%, 10/19/2023	257,990	279,919
Delta Air Lines, Inc., Pass-Through Trust
4.75%, 11/07/2021	137,894	146,512
4.95%, 11/23/2020	229,968	246,641
5.30%, 10/15/2020	70,175	75,438
Auto Components - 0.1%
Johnson Controls, Inc.
4.25%, 03/01/2021 (A)	335,000	351,460
5.25%, 12/01/2041	970,000	981,833
Automobiles - 0.0% (E)
Daimler Finance North America LLC 2.63%, 09/15/2016 - 144A	200,000	206,753
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
1.50%, 07/14/2014	136,000	137,082
7.75%, 01/15/2019	650,000	823,173
8.20%, 01/15/2039	240,000	361,050
Diageo Capital PLC
4.83%, 07/15/2020	90,000	101,282
5.75%, 10/23/2017	230,000	266,149
Heineken NV 1.40%, 10/01/2017 - 144A	400,000	395,169
PepsiCo, Inc. 7.90%, 11/01/2018	21,000	26,751
SABMiller Holdings, Inc. 3.75%, 01/15/2022 - 144A	200,000	205,059
SABMiller PLC 5.70%, 01/15/2014 - 144A	330,000	333,298

	Principal	Value
Biotechnology - 0.2%
Amgen, Inc.
3.45%, 10/01/2020 (A)	$ 400,000	$ 411,313
4.50%, 03/15/2020	56,000	60,717
5.15%, 11/15/2041	575,000	579,538
5.65%, 06/15/2042	252,000	270,347
5.75%, 03/15/2040	165,000	179,778
Celgene Corp. 1.90%, 08/15/2017	659,000	664,739
Capital Markets - 1.3%
Bank of New York Mellon Corp.
3.55%, 09/23/2021 (A)	509,000	527,141
5.45%, 05/15/2019	200,000	231,502
Bank of New York Mellon Corp., Series MTN
2.40%, 01/17/2017 (A)	200,000	206,884
4.60%, 01/15/2020	40,000	44,275
BlackRock, Inc.
3.38%, 06/01/2022	174,000	176,613
6.25%, 09/15/2017	635,000	743,790
Charles Schwab Corp. 3.23%, 09/01/2022 (A)	100,000	98,348
Goldman Sachs Group, Inc.
6.25%, 09/01/2017	650,000	751,899
6.75%, 10/01/2037	200,000	218,464
Goldman Sachs Group, Inc., Series MTN
5.38%, 03/15/2020	390,000	438,616
7.50%, 02/15/2019	3,475,000	4,266,928
Macquarie Group, Ltd.
6.00%, 01/14/2020 - 144A	450,000	494,951
6.25%, 01/14/2021 - 144A	525,000	579,091
7.63%, 08/13/2019 - 144A	700,000	832,776
Morgan Stanley, Series MTN
5.55%, 04/27/2017	170,000	191,024
5.63%, 09/23/2019	2,000,000	2,282,200
7.30%, 05/13/2019	1,800,000	2,198,257
Nomura Holdings, Inc.
5.00%, 03/04/2015	350,000	367,035
6.70%, 03/04/2020	257,000	296,331
Nomura Holdings, Inc., Series MTN 4.13%, 01/19/2016	200,000	211,003
Chemicals - 0.5%
Dow Chemical Co.
4.25%, 11/15/2020	174,000	185,717
8.55%, 05/15/2019	456,000	590,197
E.I. du Pont de Nemours & Co.
1.95%, 01/15/2016	173,000	177,524
4.90%, 01/15/2041 (A)	125,000	127,525
5.60%, 12/15/2036	550,000	609,675
Ecolab, Inc. 5.50%, 12/08/2041	570,000	627,768
Mosaic Co.
3.75%, 11/15/2021	209,000	206,241
4.88%, 11/15/2041	253,000	236,822
Potash Corp. of Saskatchewan, Inc. 6.50%, 05/15/2019	260,000	309,080
PPG Industries, Inc.
6.65%, 03/15/2018	470,000	554,552
7.40%, 08/15/2019	300,000	361,556
9.00%, 05/01/2021	310,000	408,902

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Chemicals (continued)
Praxair, Inc. 5.20%, 03/15/2017	$ 150,000	$ 168,959
Union Carbide Corp.
7.50%, 06/01/2025	400,000	475,632
7.75%, 10/01/2096	210,000	233,525
Commercial Banks - 2.0%
ANZ New Zealand Int’l, Ltd., Series MTN 3.13%, 08/10/2015 - 144A	105,000	109,193
Australia & New Zealand Banking Group, Ltd. 2.40%, 11/23/2016 - 144A (A)	600,000	624,600
Australia & New Zealand Banking Group, Ltd., Series MTN 4.88%, 01/12/2021 - 144A	137,000	151,684
Bank of Nova Scotia 2.55%, 01/12/2017 (A)	855,000	890,942
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.35%, 02/23/2017 - 144A	785,000	804,584
Barclays Bank PLC
2.25%, 05/10/2017 - 144A (A)	276,000	286,405
5.00%, 09/22/2016	100,000	110,677
5.20%, 07/10/2014	125,000	129,052
BB&T Corp.
4.90%, 06/30/2017	550,000	610,601
5.25%, 11/01/2019	90,000	101,598
BB&T Corp., Series MTN 6.85%, 04/30/2019	250,000	306,132
Comerica, Inc. 3.00%, 09/16/2015	150,000	156,243
Commonwealth Bank of Australia 2.25%, 03/16/2017 - 144A (A)	530,000	547,469
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/2017	205,000	218,504
4.50%, 01/11/2021 (A)	300,000	321,390
5.80%, 09/30/2110 - 144A	300,000	311,229
Deutsche Bank AG
3.25%, 01/11/2016	400,000	420,130
6.00%, 09/01/2017	190,000	219,259
Deutsche Bank AG, Series MTN 3.88%, 08/18/2014	100,000	102,646
HSBC Bank PLC 4.13%, 08/12/2020 - 144A	275,000	293,411
HSBC Holdings PLC
4.88%, 01/14/2022 (A)	1,520,000	1,667,287
5.10%, 04/05/2021	911,000	1,014,696
ING Bank NV 3.75%, 03/07/2017 - 144A	943,000	997,298
KeyBank NA
5.70%, 11/01/2017 (A)	245,000	277,165
5.80%, 07/01/2014	250,000	258,482
Manufacturers & Traders Trust Co. 6.63%, 12/04/2017	250,000	294,109
National Australia Bank, Ltd. 2.00%, 06/20/2017 - 144A	580,000	594,732
Nordea Bank AB
1.63%, 05/15/2018 - 144A	500,000	491,900
3.13%, 03/20/2017 - 144A	570,000	599,412
4.88%, 05/13/2021 - 144A	384,000	404,533

	Principal	Value
Commercial Banks (continued)
PNC Bank NA 6.88%, 04/01/2018	$ 600,000	$ 721,595
PNC Funding Corp.
5.13%, 02/08/2020	250,000	282,023
5.63%, 02/01/2017	130,000	145,394
6.70%, 06/10/2019	150,000	182,353
Rabobank Nederland NV, Series MTN 2.13%, 10/13/2015	105,000	107,800
Royal Bank of Canada 1.20%, 09/19/2018	400,000	399,001
Stadshypotek AB 1.88%, 10/02/2019 - 144A (A)	530,000	519,896
Svenska Handelsbanken AB 3.13%, 07/12/2016	388,000	407,931
U.S. Bancorp 7.50%, 06/01/2026	111,000	142,290
U.S. Bancorp, Series MTN
3.00%, 03/15/2022	233,000	230,556
4.13%, 05/24/2021	133,000	142,919
UBS AG, Series MTN
4.88%, 08/04/2020	257,000	289,177
5.88%, 12/20/2017	110,000	127,546
Wachovia Bank NA 6.00%, 11/15/2017	3,100,000	3,590,445
Wells Fargo & Co.
3.68%, 06/15/2016 (C)	390,000	416,246
5.63%, 12/11/2017	150,000	173,471
Westpac Banking Corp.
2.45%, 11/28/2016 - 144A	600,000	625,620
4.88%, 11/19/2019	750,000	847,422
Commercial Services & Supplies - 0.2%
ADT Corp.
3.50%, 07/15/2022	124,000	108,736
4.88%, 07/15/2042	147,000	113,859
Eaton Corp. 7.63%, 04/01/2024	500,000	628,032
ERAC USA Finance LLC
2.25%, 01/10/2014 - 144A	257,000	257,741
2.75%, 03/15/2017 - 144A	65,000	67,131
4.50%, 08/16/2021 - 144A	175,000	184,463
5.63%, 03/15/2042 - 144A	141,000	145,230
6.70%, 06/01/2034 - 144A	331,000	379,714
Pitney Bowes, Inc., Series MTN 5.60%, 03/15/2018	100,000	109,518
Waste Management, Inc. 4.75%, 06/30/2020 (A)	319,000	348,539
Communications Equipment - 0.1%
Cisco Systems, Inc.
4.45%, 01/15/2020 (A)	150,000	166,291
5.50%, 01/15/2040	250,000	278,467
5.90%, 02/15/2039	100,000	116,547
Computers & Peripherals - 0.2%
Apple, Inc.
0.49%, 05/03/2018 (B)	297,000	296,078
2.40%, 05/03/2023	494,000	451,429

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Computers & Peripherals (continued)
Hewlett-Packard Co.
4.30%, 06/01/2021	$ 200,000	$ 199,058
4.38%, 09/15/2021 (A)	312,000	312,020
4.65%, 12/09/2021 (A)	537,000	543,727
6.00%, 09/15/2041	116,000	113,137
Construction & Engineering - 0.1%
ABB Finance USA, Inc.
1.63%, 05/08/2017	210,000	211,030
2.88%, 05/08/2022	152,000	147,977
4.38%, 05/08/2042	128,000	122,545
Fluor Corp. 3.38%, 09/15/2021	547,000	548,927
Construction Materials - 0.0% (E)
CRH America, Inc. 6.00%, 09/30/2016	221,000	249,033
Consumer Finance - 0.4%
American Express Co. 7.00%, 03/19/2018	700,000	847,084
Capital One Bank USA NA 3.38%, 02/15/2023 (A)	1,000,000	953,160
Capital One Financial Corp.
3.50%, 06/15/2023	220,000	211,741
4.75%, 07/15/2021	625,000	672,757
7.38%, 05/23/2014	75,000	77,759
Caterpillar Financial Services Corp., Series MTN
5.85%, 09/01/2017	150,000	173,173
7.05%, 10/01/2018 (A)	150,000	184,742
7.15%, 02/15/2019	100,000	123,909
HSBC Finance Corp. 5.50%, 01/19/2016	260,000	283,922
John Deere Capital Corp. 1.20%, 10/10/2017	306,000	302,497
John Deere Capital Corp., Series MTN
2.25%, 04/17/2019	333,000	336,375
2.75%, 03/15/2022	153,000	148,054
3.15%, 10/15/2021 (A)	290,000	292,779
5.75%, 09/10/2018 (A)	100,000	117,436
PACCAR Financial Corp., Series MTN 1.60%, 03/15/2017	197,000	198,541
Diversified Financial Services - 2.2%
American Honda Finance Corp.
1.50%, 09/11/2017 - 144A	200,000	199,396
2.60%, 09/20/2016 - 144A	902,000	940,541
American Honda Finance Corp., Series MTN 7.63%, 10/01/2018 - 144A (A)	300,000	375,106
Associates Corp. 6.95%, 11/01/2018 (B)	1,934,000	2,311,151
Bank of America Corp.
5.63%, 07/01/2020	2,340,000	2,681,661
5.75%, 12/01/2017	220,000	251,541
Bank of America Corp., Series MTN
5.00%, 05/13/2021 (A)	75,000	82,522
5.88%, 02/07/2042	400,000	459,541

	Principal	Value
Diversified Financial Services (continued)
Berkshire Hathaway, Inc. 3.75%, 08/15/2021 (A)	$ 727,000	$ 764,895
Blackstone Holdings Finance Co., LLC 5.88%, 03/15/2021 - 144A	1,205,000	1,360,608
Citigroup, Inc.
5.38%, 08/09/2020	355,000	403,595
6.00%, 08/15/2017	1,001,000	1,151,041
6.88%, 03/05/2038	110,000	139,453
8.13%, 07/15/2039	100,000	140,538
8.50%, 05/22/2019	550,000	711,633
CME Group, Inc. 3.00%, 09/15/2022 (A)	200,000	192,976
Countrywide Financial Corp. 6.25%, 05/15/2016	550,000	609,258
Ford Motor Credit Co. LLC
3.98%, 06/15/2016	555,000	591,104
4.25%, 09/20/2022	332,000	341,556
General Electric Capital Corp., Series MTN
4.65%, 10/17/2021	900,000	985,439
5.40%, 02/15/2017 (A)	400,000	451,337
5.50%, 01/08/2020	1,780,000	2,059,102
5.63%, 05/01/2018	1,573,000	1,824,639
6.00%, 08/07/2019	1,420,000	1,680,561
6.75%, 03/15/2032	485,000	593,710
Jefferies Group LLC
6.25%, 01/15/2036	260,000	253,555
6.45%, 06/08/2027	180,000	187,681
8.50%, 07/15/2019	520,000	632,564
MassMutual Global Funding II
2.00%, 04/05/2017 - 144A	370,000	375,630
2.88%, 04/21/2014 - 144A	100,000	101,239
Merrill Lynch & Co., Inc., Series MTN
6.40%, 08/28/2017	1,325,000	1,539,739
6.88%, 04/25/2018	600,000	712,624
National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	250,000	343,060
Diversified Telecommunication Services - 1.1%
AT&T, Inc.
4.30%, 12/15/2042	455,000	379,832
5.35%, 09/01/2040	898,000	874,699
5.80%, 02/15/2019 (A)	1,300,000	1,509,364
6.30%, 01/15/2038	500,000	542,095
BellSouth Corp. 6.88%, 10/15/2031	15,000	17,043
BellSouth Telecommunications, Inc.
6.30%, 12/15/2015	80,840	85,419
7.00%, 10/01/2025	300,000	346,215
British Telecommunications PLC
5.95%, 01/15/2018	200,000	230,260
9.63%, 12/15/2030	180,000	268,548
Centel Capital Corp. 9.00%, 10/15/2019	450,000	546,955
Deutsche Telekom International Finance BV
6.00%, 07/08/2019	395,000	463,347
8.75%, 06/15/2030	330,000	471,984

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Diversified Telecommunication Services (continued)
GTP Acquisition Partners I LLC 4.35%, 06/15/2041 - 144A	$ 758,000	$ 801,739
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	400,000	399,122
Orange SA
2.75%, 09/14/2016	350,000	362,529
8.75%, 03/01/2031	430,000	592,738
Qwest Corp. 6.75%, 12/01/2021	800,000	872,967
Telecom Italia Capital SA
6.18%, 06/18/2014	183,000	188,003
7.00%, 06/04/2018	250,000	273,847
Telefonica Emisiones SAU
5.46%, 02/16/2021	91,000	96,416
6.22%, 07/03/2017	650,000	733,094
6.42%, 06/20/2016 (A)	380,000	423,092
Verizon Communications, Inc.
2.50%, 09/15/2016	80,000	83,016
4.50%, 09/15/2020	476,000	515,215
6.10%, 04/15/2018	411,000	478,301
6.40%, 09/15/2033	380,000	430,114
Verizon Global Funding Corp. 5.85%, 09/15/2035	175,000	185,107
Verizon Pennsylvania LLC 8.35%, 12/15/2030	240,000	293,454
Electric Utilities - 1.7%
AEP Texas Central Co. 6.65%, 02/15/2033	100,000	115,293
Alabama Power Co.
5.88%, 12/01/2022	370,000	434,856
6.00%, 03/01/2039	248,000	294,751
6.13%, 05/15/2038	77,000	91,411
American Electric Power Co., Inc. 1.65%, 12/15/2017	83,000	81,985
Appalachian Power Co.
5.95%, 05/15/2033	50,000	53,191
6.38%, 04/01/2036	200,000	226,106
6.70%, 08/15/2037	425,000	498,686
Arizona Public Service Co.
4.50%, 04/01/2042	121,000	118,407
5.05%, 09/01/2041 (A)	303,000	317,595
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	180,000	218,909
8.88%, 11/15/2018	337,000	432,555
Comision Federal de Electricidad 4.88%, 05/26/2021 - 144A	261,000	272,092
DTE Electric Co.
2.65%, 06/15/2022	68,000	65,088
3.95%, 06/15/2042	101,000	92,927
Duke Energy Carolinas LLC
4.30%, 06/15/2020 (A)	156,000	171,678
6.00%, 01/15/2038	133,000	158,551
6.45%, 10/15/2032	100,000	120,428
Duke Energy Indiana, Inc. 3.75%, 07/15/2020	200,000	211,728
Duke Energy Progress, Inc.
3.00%, 09/15/2021	610,000	608,575
5.30%, 01/15/2019 (A)	80,000	92,700

	Principal	Value
Electric Utilities (continued)
Enel Finance International NV 5.13%, 10/07/2019 - 144A	$ 450,000	$ 482,797
Florida Power & Light Co.
5.13%, 06/01/2041	112,000	122,874
5.95%, 10/01/2033	425,000	513,890
Great Plains Energy, Inc. 4.85%, 06/01/2021	26,000	27,793
Hydro-Quebec
8.40%, 01/15/2022	420,000	566,076
9.40%, 02/01/2021	100,000	138,247
Indiana Michigan Power Co. 7.00%, 03/15/2019	338,000	407,433
Jersey Central Power & Light Co. 7.35%, 02/01/2019	330,000	397,477
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	493,209	496,178
Kansas City Power & Light Co. 5.30%, 10/01/2041	1,040,000	1,084,016
Massachusetts Electric Co. 5.90%, 11/15/2039 - 144A	55,000	62,896
Nevada Power Co.
5.38%, 09/15/2040	52,000	57,183
5.45%, 05/15/2041	400,000	444,978
6.50%, 08/01/2018	410,000	493,191
7.13%, 03/15/2019 (A)	100,000	124,310
NextEra Energy Capital Holdings, Inc. 1.20%, 06/01/2015	78,000	78,514
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 - 144A	50,000	56,106
NiSource Finance Corp.
5.80%, 02/01/2042	600,000	626,609
6.80%, 01/15/2019 (A)	604,000	713,254
Northern States Power Co.
5.35%, 11/01/2039	19,000	21,440
6.25%, 06/01/2036	100,000	124,376
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	775,000	930,899
7.00%, 09/01/2022	175,000	214,959
Pacific Gas & Electric Co.
2.45%, 08/15/2022 (A)	181,000	164,893
3.25%, 09/15/2021 (A)	159,000	157,543
4.45%, 04/15/2042 (A)	167,000	155,136
4.50%, 12/15/2041	540,000	505,927
5.40%, 01/15/2040	42,000	44,459
6.05%, 03/01/2034	60,000	67,595
8.25%, 10/15/2018 (A)	395,000	504,646
PacifiCorp
5.50%, 01/15/2019	125,000	146,204
5.65%, 07/15/2018 (A)	100,000	116,807
6.25%, 10/15/2037	360,000	442,280
Pennsylvania Electric Co. 6.05%, 09/01/2017	150,000	169,051
PPL Capital Funding, Inc. 4.20%, 06/15/2022	165,000	165,666
PPL Electric Utilities Corp. 2.50%, 09/01/2022	100,000	94,408
PPL Energy Supply LLC 4.60%, 12/15/2021	460,000	452,544

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Electric Utilities (continued)
Progress Energy, Inc.
4.88%, 12/01/2019	$ 200,000	$ 222,538
6.00%, 12/01/2039	50,000	57,109
7.75%, 03/01/2031	150,000	194,402
Public Service Co. of Colorado
2.25%, 09/15/2022	137,000	126,390
3.20%, 11/15/2020	56,000	57,624
Public Service Co. of Oklahoma 5.15%, 12/01/2019	133,000	150,015
Public Service Electric & Gas Co. 2.70%, 05/01/2015	150,000	154,941
Public Service Electric & Gas Co., Series MTN
3.65%, 09/01/2042	288,000	250,088
5.38%, 11/01/2039	28,000	31,656
Southern California Edison Co.
3.90%, 12/01/2041	660,000	603,482
5.50%, 03/15/2040	130,000	147,839
6.65%, 04/01/2029	300,000	366,720
Southwestern Public Service Co. 8.75%, 12/01/2018	405,000	522,388
Virginia Electric and Power Co. 2.95%, 01/15/2022 (A)	157,000	155,378
Wisconsin Electric Power Co.
2.95%, 09/15/2021	26,000	26,048
3.65%, 12/15/2042	144,000	125,376
Xcel Energy, Inc.
4.70%, 05/15/2020	50,000	55,338
4.80%, 09/15/2041 (A)	116,000	114,828
Electronic Equipment & Instruments - 0.1%
Arrow Electronics, Inc.
3.38%, 11/01/2015	75,000	77,525
6.00%, 04/01/2020 (A)	385,000	422,570
6.88%, 06/01/2018	92,000	105,677
Energy Equipment & Services - 0.6%
ANR Pipeline Co. 9.63%, 11/01/2021	200,000	281,427
Halliburton Co.
6.15%, 09/15/2019	70,000	84,181
7.60%, 08/15/2096 - 144A (A)	160,000	223,717
Nabors Industries, Inc. 6.15%, 02/15/2018	205,000	231,251
Noble Holding International, Ltd.
3.95%, 03/15/2022 (A)	87,000	86,243
5.25%, 03/15/2042 (A)	253,000	243,030
Schlumberger Investment SA 3.30%, 09/14/2021 - 144A	344,000	346,524
Spectra Energy Capital LLC
6.20%, 04/15/2018 (A)	325,000	373,936
7.50%, 09/15/2038	125,000	146,584
8.00%, 10/01/2019	490,000	597,317
Texas Eastern Transmission, LP 2.80%, 10/15/2022 - 144A	462,000	424,150
TransCanada PipeLines, Ltd.
2.50%, 08/01/2022	250,000	233,407
6.50%, 08/15/2018	175,000	209,726
7.13%, 01/15/2019 (A)	400,000	493,285

	Principal	Value
Energy Equipment & Services (continued)
Transocean, Inc.
6.38%, 12/15/2021 (A)	$ 161,000	$ 181,394
6.50%, 11/15/2020 (A)	500,000	567,292
7.35%, 12/15/2041 (A)	124,000	146,665
7.50%, 04/15/2031	200,000	225,945
Weatherford International, Ltd.
5.95%, 04/15/2042	105,000	104,337
6.75%, 09/15/2040	130,000	139,706
9.88%, 03/01/2039	655,000	898,997
Food & Staples Retailing - 0.2%
CVS Caremark Corp. 4.13%, 05/15/2021	100,000	106,190
Kroger Co.
2.20%, 01/15/2017	123,000	125,516
3.40%, 04/15/2022	700,000	685,211
5.40%, 07/15/2040	51,000	51,968
6.15%, 01/15/2020	300,000	350,396
7.50%, 04/01/2031	100,000	124,066
8.00%, 09/15/2029	175,000	223,352
Walgreen Co. 3.10%, 09/15/2022 (A)	516,000	492,275
Food Products - 0.3%
Bunge, Ltd. Finance Corp. 8.50%, 06/15/2019	310,000	387,233
Cargill, Inc.
3.30%, 03/01/2022 - 144A (A)	560,000	553,020
6.00%, 11/27/2017 - 144A	220,000	254,428
7.35%, 03/06/2019 - 144A	250,000	308,504
ConAgra Foods, Inc. 2.10%, 03/15/2018 (A)	200,000	199,907
Kraft Foods Group, Inc.
5.38%, 02/10/2020	318,000	364,274
6.13%, 08/23/2018	225,000	265,788
6.88%, 01/26/2039	196,000	242,901
Mondelez International, Inc.
5.38%, 02/10/2020	291,000	330,305
6.50%, 08/11/2017	600,000	700,063
Gas Utilities - 0.3%
AGL Capital Corp.
3.50%, 09/15/2021	601,000	610,113
5.25%, 08/15/2019	100,000	114,179
5.88%, 03/15/2041	109,000	123,727
6.38%, 07/15/2016	300,000	338,333
Atmos Energy Corp.
4.95%, 10/15/2014	200,000	207,919
8.50%, 03/15/2019	44,000	56,704
Boston Gas Co. 4.49%, 02/15/2042 - 144A (A)	330,000	313,292
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021	352,000	383,705
6.13%, 11/01/2017	630,000	734,662
Health Care Providers & Services - 0.2%
Aetna, Inc.
4.50%, 05/15/2042 (A)	153,000	145,082
6.75%, 12/15/2037	305,000	380,959
Medco Health Solutions, Inc.
2.75%, 09/15/2015	140,000	144,513
7.13%, 03/15/2018	250,000	301,029

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Health Care Providers & Services (continued)
UnitedHealth Group, Inc. 3.38%, 11/15/2021	$ 412,000	$ 412,896
WellPoint, Inc.
3.13%, 05/15/2022	492,000	471,701
3.30%, 01/15/2023	105,000	101,007
4.63%, 05/15/2042	400,000	373,516
4.65%, 01/15/2043	38,000	35,600
Household Durables - 0.0% (E)
Newell Rubbermaid, Inc. 4.70%, 08/15/2020	183,000	195,646
Household Products - 0.0% (E)
Kimberly-Clark Corp. 2.40%, 03/01/2022 (A)	68,000	65,241
Independent Power Producers & Energy Traders - 0.2%
Exelon Generation Co., LLC
4.00%, 10/01/2020 (A)	600,000	604,188
5.75%, 10/01/2041	86,000	86,039
PSEG Power LLC
4.15%, 09/15/2021	417,000	430,451
5.13%, 04/15/2020	151,000	167,124
5.32%, 09/15/2016 (A)	800,000	884,398
5.50%, 12/01/2015	100,000	108,995
Southern Power Co. 5.15%, 09/15/2041	360,000	361,771
Industrial Conglomerates - 0.1%
Danaher Corp. 3.90%, 06/23/2021	261,000	277,641
Koninklijke Philips NV
3.75%, 03/15/2022	606,000	615,855
7.20%, 06/01/2026	500,000	615,298
Insurance - 1.0%
Aflac, Inc.
4.00%, 02/15/2022	466,000	482,149
6.45%, 08/15/2040	108,000	130,849
8.50%, 05/15/2019	235,000	305,804
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 - 144A	800,000	995,986
Allstate Corp. 5.00%, 08/15/2014	70,000	72,476
Aon Corp.
3.13%, 05/27/2016	235,000	246,155
3.50%, 09/30/2015	46,000	48,191
6.25%, 09/30/2040	83,000	96,933
Berkshire Hathaway Finance Corp.
4.40%, 05/15/2042	268,000	254,780
5.75%, 01/15/2040 (A)	100,000	113,806
CNA Financial Corp.
5.85%, 12/15/2014	200,000	210,787
5.88%, 08/15/2020	282,000	327,187
Jackson National Life Global Funding 4.70%, 06/01/2018 - 144A	1,400,000	1,489,188
Liberty Mutual Group, Inc. 5.00%, 06/01/2021 - 144A	200,000	215,750
Lincoln National Corp.
4.20%, 03/15/2022 (A)	53,000	55,225
4.85%, 06/24/2021	58,000	63,435
Massachusetts Mutual Life Insurance Co. 5.38%, 12/01/2041 - 144A (A)	297,000	316,202
Metropolitan Life Global Funding I
3.65%, 06/14/2018 - 144A	520,000	557,088
3.88%, 04/11/2022 - 144A	720,000	742,569

	Principal	Value
Insurance (continued)
Nationwide Mutual Insurance Co.
6.60%, 04/15/2034 - 144A	$ 260,000	$ 266,609
9.38%, 08/15/2039 - 144A	625,000	871,760
Pacific Life Global Funding, Series MTN 5.00%, 05/15/2017 - 144A	100,000	105,648
Pacific Life Insurance Co. 9.25%, 06/15/2039 - 144A	750,000	1,052,047
Pricoa Global Funding I 1.60%, 05/29/2018 - 144A	154,000	150,987
Principal Life Global Funding II 1.00%, 12/11/2015 - 144A	145,000	145,309
Prudential Insurance Co. of America 8.30%, 07/01/2025 - 144A	900,000	1,174,519
Travelers Property Casualty Corp. 7.75%, 04/15/2026	450,000	595,651
Internet Software & Services - 0.1%
eBay, Inc.
2.60%, 07/15/2022 (A)	117,000	110,059
3.25%, 10/15/2020	420,000	432,939
4.00%, 07/15/2042 (A)	133,000	115,276
IT Services - 0.2%
HP Enterprise Services LLC 7.45%, 10/15/2029	500,000	544,283
International Business Machines Corp.
1.25%, 02/06/2017	315,000	317,200
1.63%, 05/15/2020	977,000	921,651
4.00%, 06/20/2042	169,000	152,046
7.00%, 10/30/2025	508,000	664,875
Machinery - 0.1%
Caterpillar, Inc.
1.50%, 06/26/2017	115,000	115,647
2.60%, 06/26/2022	123,000	116,808
7.90%, 12/15/2018	250,000	319,066
Deere & Co.
2.60%, 06/08/2022	119,000	114,163
3.90%, 06/09/2042	107,000	96,468
Illinois Tool Works, Inc. 3.90%, 09/01/2042	624,000	549,515
Media - 1.0%
CBS Corp.
4.85%, 07/01/2042 (A)	320,000	296,825
5.50%, 05/15/2033 (A)	150,000	152,225
5.75%, 04/15/2020 (A)	63,000	71,411
7.88%, 07/30/2030	130,000	161,738
8.88%, 05/15/2019	100,000	128,420
Comcast Cable Holdings LLC 10.13%, 04/15/2022	414,000	575,613
Comcast Corp.
6.50%, 11/15/2035	100,000	121,621
7.05%, 03/15/2033	1,300,000	1,626,851
COX Communications, Inc. 5.45%, 12/15/2014	16,000	16,835
COX Enterprises, Inc. 7.38%, 07/15/2027 - 144A	200,000	234,808
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022 (A)	500,000	479,408
4.60%, 02/15/2021	400,000	408,830
6.00%, 08/15/2040	700,000	689,269
6.38%, 03/01/2041	240,000	246,231

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Media (continued)
Discovery Communications LLC 4.38%, 06/15/2021	$ 344,000	$ 362,929
Historic TW, Inc. 9.15%, 02/01/2023	200,000	269,765
NBCUniversal Media LLC 5.95%, 04/01/2041	210,000	241,782
News America, Inc.
6.20%, 12/15/2034	250,000	279,516
6.65%, 11/15/2037	200,000	235,949
7.25%, 05/18/2018	155,000	189,960
7.30%, 04/30/2028	130,000	154,552
7.70%, 10/30/2025	300,000	385,171
8.88%, 04/26/2023	200,000	263,016
TCI Communications, Inc. 7.13%, 02/15/2028	100,000	127,995
Thomson Reuters Corp.
3.95%, 09/30/2021	1,005,000	1,025,973
4.70%, 10/15/2019	75,000	82,576
Time Warner Cable, Inc.
6.55%, 05/01/2037	700,000	655,070
6.75%, 07/01/2018 (A)	40,000	45,096
7.30%, 07/01/2038	90,000	90,747
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	250,000	273,748
Time Warner, Inc.
4.75%, 03/29/2021	140,000	151,856
6.25%, 03/29/2041	37,000	41,605
6.50%, 11/15/2036	50,000	57,297
7.63%, 04/15/2031	300,000	379,695
7.70%, 05/01/2032 (A)	100,000	127,842
Viacom, Inc. 3.88%, 12/15/2021	606,000	609,410
Metals & Mining - 0.3%
BHP Billiton Finance USA, Ltd.
2.05%, 09/30/2018 (A)	82,000	82,416
3.25%, 11/21/2021 (A)	670,000	675,040
4.13%, 02/24/2042 (A)	300,000	273,738
6.50%, 04/01/2019	270,000	325,633
Freeport-McMoRan Copper & Gold, Inc.
3.10%, 03/15/2020	150,000	144,744
3.88%, 03/15/2023	100,000	94,653
Nucor Corp. 4.00%, 08/01/2023	63,000	62,829
Placer Dome, Inc. 6.45%, 10/15/2035	399,000	367,605
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020	80,000	81,526
3.75%, 09/20/2021	941,000	949,718
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. 6.50%, 05/01/2018	180,000	212,565
Consolidated Edison Co. of New York, Inc. 5.70%, 06/15/2040	154,000	179,151
Consumers Energy Co.
2.85%, 05/15/2022	121,000	118,451
6.70%, 09/15/2019	100,000	124,360
Delmarva Power & Light Co. 4.00%, 06/01/2042	294,000	269,766

	Principal	Value
Multi-Utilities (continued)
Dominion Resources, Inc.
4.90%, 08/01/2041	$ 103,000	$ 102,741
5.25%, 08/01/2033	500,000	544,125
6.00%, 11/30/2017	450,000	521,132
6.40%, 06/15/2018	170,000	201,625
MidAmerican Energy Holdings Co. 6.13%, 04/01/2036	310,000	351,397
San Diego Gas & Electric Co. 6.00%, 06/01/2026	320,000	395,515
Sempra Energy
6.00%, 10/15/2039 (A)	150,000	167,757
9.80%, 02/15/2019	764,000	1,027,270
Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc.
5.13%, 01/15/2042	100,000	96,647
6.90%, 04/01/2029	200,000	228,460
7.45%, 07/15/2017	240,000	285,018
Nordstrom, Inc. 4.00%, 10/15/2021	301,000	317,034
Office Electronics - 0.1%
Xerox Corp.
4.50%, 05/15/2021	80,000	83,087
5.63%, 12/15/2019	535,000	598,883
6.75%, 02/01/2017	330,000	378,451
8.25%, 05/15/2014	90,000	93,550
Oil, Gas & Consumable Fuels - 1.5%
Alberta Energy Co., Ltd. 7.38%, 11/01/2031	500,000	588,078
Anadarko Finance Co. 7.50%, 05/01/2031	530,000	674,867
Anadarko Holding Co. 7.15%, 05/15/2028 (A)	552,000	668,180
Anadarko Petroleum Corp. 8.70%, 03/15/2019 (A)	150,000	194,711
Apache Corp.
2.63%, 01/15/2023 (A)	192,000	178,981
3.25%, 04/15/2022	152,000	150,410
4.75%, 04/15/2043	268,000	263,145
6.90%, 09/15/2018	180,000	221,117
BG Energy Capital PLC 5.13%, 10/15/2041 - 144A	200,000	205,377
BP Capital Markets PLC
1.85%, 05/05/2017 (A)	429,000	436,384
3.25%, 05/06/2022	462,000	455,967
4.74%, 03/11/2021 (A)	100,000	110,415
Burlington Resources Finance Co. 7.40%, 12/01/2031	290,000	390,369
Canadian Natural Resources, Ltd. 6.45%, 06/30/2033	150,000	173,378
Cenovus Energy, Inc.
3.00%, 08/15/2022	91,000	86,633
4.45%, 09/15/2042	223,000	205,434
Chevron Corp.
2.43%, 06/24/2020	78,000	77,772
3.19%, 06/24/2023	47,000	46,528
CNOOC Finance 2013, Ltd.
1.13%, 05/09/2016	200,000	198,813
3.00%, 05/09/2023	254,000	231,362

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips
6.00%, 01/15/2020	$ 105,000	$ 125,343
6.65%, 07/15/2018	350,000	422,898
Devon Energy Corp.
4.75%, 05/15/2042 (A)	224,000	211,756
6.30%, 01/15/2019	600,000	702,704
EnCana Corp. 6.50%, 05/15/2019	150,000	177,052
ENI SpA 5.70%, 10/01/2040 - 144A	900,000	873,900
EOG Resources, Inc.
2.63%, 03/15/2023	236,000	221,920
4.10%, 02/01/2021	300,000	320,446
Hess Corp. 7.88%, 10/01/2029	620,000	796,652
Kerr-McGee Corp. 7.88%, 09/15/2031	300,000	384,941
Occidental Petroleum Corp.
1.75%, 02/15/2017	208,000	210,986
2.70%, 02/15/2023 (A)	882,000	822,267
Petro-Canada
5.35%, 07/15/2033	100,000	103,123
6.05%, 05/15/2018	312,000	365,390
7.88%, 06/15/2026	100,000	135,179
Petrobras Global Finance BV 4.38%, 05/20/2023	280,000	258,746
Petrobras International Finance Co. 5.38%, 01/27/2021	400,000	406,709
Phillips 66
2.95%, 05/01/2017	161,000	167,561
4.30%, 04/01/2022	130,000	134,984
Shell International Finance BV
4.30%, 09/22/2019	300,000	332,976
4.38%, 03/25/2020	410,000	452,999
6.38%, 12/15/2038	100,000	125,114
Statoil ASA
3.15%, 01/23/2022	313,000	310,452
4.25%, 11/23/2041	236,000	224,615
5.25%, 04/15/2019 (A)	630,000	725,599
Suncor Energy, Inc.
5.95%, 12/01/2034	400,000	441,588
6.10%, 06/01/2018 (A)	250,000	293,960
Talisman Energy, Inc. 7.75%, 06/01/2019	385,000	455,174
Tosco Corp.
7.80%, 01/01/2027	160,000	216,712
8.13%, 02/15/2030 (A)	230,000	324,591
Total Capital International SA
0.75%, 01/25/2016	102,000	102,098
1.55%, 06/28/2017	187,000	188,920
2.88%, 02/17/2022 (A)	688,000	672,643
Total Capital SA 4.13%, 01/28/2021 (A)	82,000	87,664
Pharmaceuticals - 0.1%
Actavis, Inc. 3.25%, 10/01/2022	162,000	154,216
Novartis Capital Corp. 2.40%, 09/21/2022	360,000	339,137
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	830,000	825,814

	Principal	Value
Real Estate Investment Trusts - 0.3%
CommonWealth REIT
5.88%, 09/15/2020 (A)	$ 400,000	$ 420,248
6.65%, 01/15/2018	215,000	236,379
ERP Operating, LP
4.63%, 12/15/2021	479,000	515,985
5.75%, 06/15/2017	120,000	136,089
HCP, Inc.
3.75%, 02/01/2019	232,000	242,074
5.38%, 02/01/2021	105,000	116,061
Simon Property Group, LP
4.38%, 03/01/2021	210,000	225,598
5.65%, 02/01/2020 (A)	247,000	284,927
6.75%, 05/15/2014	50,000	50,846
10.35%, 04/01/2019	220,000	302,146
WEA Finance LLC / WT Finance AUST Pty, Ltd.
3.38%, 10/03/2022 - 144A	363,000	347,617
6.75%, 09/02/2019 - 144A	840,000	1,007,606
Road & Rail - 0.4%
Burlington Northern Santa Fe LLC
3.45%, 09/15/2021	176,000	177,843
3.60%, 09/01/2020	125,000	130,115
4.70%, 10/01/2019 (A)	75,000	83,957
5.75%, 05/01/2040	500,000	553,447
7.29%, 06/01/2036	90,000	113,603
Canadian National Railway Co. 5.85%, 11/15/2017	180,000	209,794
CSX Corp.
4.25%, 06/01/2021	65,000	69,136
7.38%, 02/01/2019	350,000	432,482
7.90%, 05/01/2017	400,000	478,535
Norfolk Southern Corp.
3.25%, 12/01/2021 (A)	166,000	165,492
6.00%, 03/15/2105	160,000	174,864
Ryder System, Inc., Series MTN
2.50%, 03/01/2017	440,000	447,405
3.60%, 03/01/2016 (A)	132,000	138,622
Union Pacific Corp.
2.95%, 01/15/2023	43,000	41,175
4.16%, 07/15/2022	306,000	323,626
4.30%, 06/15/2042	148,000	138,815
4.82%, 02/01/2044 - 144A	307,000	312,640
Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp.
3.30%, 10/01/2021	586,000	591,144
4.80%, 10/01/2041	535,000	527,187
National Semiconductor Corp. 6.60%, 06/15/2017	200,000	234,095
Software - 0.2%
Intuit, Inc. 5.75%, 03/15/2017	70,000	78,270
Microsoft Corp. 4.50%, 10/01/2040	70,000	67,911
Oracle Corp.
2.38%, 01/15/2019	182,000	184,889
5.00%, 07/08/2019	100,000	114,336
5.38%, 07/15/2040	123,000	134,430
6.13%, 07/08/2039	731,000	871,048
6.50%, 04/15/2038	200,000	248,400

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Specialty Retail - 0.2%
Gap, Inc. 5.95%, 04/12/2021	$ 913,000	$ 1,013,296
Lowe’s Cos., Inc.
4.65%, 04/15/2042	443,000	440,479
5.13%, 11/15/2041	189,000	199,985
5.50%, 10/15/2035	140,000	152,278
Lowe’s Cos., Inc., Series MTN 7.11%, 05/15/2037	120,000	150,968
Transportation Infrastructure - 0.0% (E)
Penske Truck Leasing Co., LP / PTL Finance Corp. 4.88%, 07/11/2022 - 144A (A)	500,000	513,566
Wireless Telecommunication Services - 0.2%
America Movil SAB de CV
2.38%, 09/08/2016	421,000	431,488
3.13%, 07/16/2022	236,000	222,222
Crown Castle Towers LLC 3.21%, 08/15/2035 - 144A	290,000	296,414
Rogers Communications, Inc.
4.10%, 10/01/2023 (A)	213,000	218,524
5.45%, 10/01/2043	95,000	97,755
Vodafone Group PLC
1.63%, 03/20/2017	470,000	470,521
5.45%, 06/10/2019 (A)	75,000	85,893

Total Corporate Debt Securities (cost $204,531,769)		213,896,655

	Principal	Value
CONVERTIBLE BOND - 0.0% (E)
Consumer Finance - 0.0% (E)
American Express Credit Corp., Series MTN 2.38%, 03/24/2017	$ 277,000	$ 287,664

Total Convertible Bond (cost $276,480)		287,664

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (F)	53,681,451	53,681,451

Total Securities Lending Collateral (cost $53,681,451)		53,681,451

	Principal	Value
REPURCHASE AGREEMENT - 8.4%
State Street Bank & Trust Co. 0.01% (F), dated 10/31/2013, to be repurchased at $95,554,741 on 11/01/2013. Collateralized by U.S. Government Agency Obligations, 2.48% - 3.00%, due 01/01/2033 - 06/25/2037, and with a total value of $97,467,027.	$ 95,554,714	95,554,714

Total Repurchase Agreement (cost $95,554,714)		95,554,714

Total Investment Securities (cost $1,155,977,801) (G)		1,184,100,801
Other Assets and Liabilities - Net - (4.4%)		(50,308,011)

Net Assets - 100.0%		$ 1,133,792,790

VALUATION SUMMARY: (H)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$137,577,543	$—	$137,577,543
U.S. Government Agency Obligations	—	471,669,600	—	471,669,600
Foreign Government Obligations	—	34,375,974	—	34,375,974
Mortgage-Backed Securities	—	142,518,898	—	142,518,898
Asset-Backed Securities	—	30,090,845	—	30,090,845
Municipal Government Obligations	—	4,447,457	—	4,447,457
Corporate Debt Securities	—	213,896,655	—	213,896,655
Convertible Bond	—	287,664	—	287,664
Securities Lending Collateral	53,681,451	—	—	53,681,451
Repurchase Agreement	—	95,554,714	—	95,554,714
Total Investment Securities	$53,681,451	$1,130,419,350	—	$1,184,100,801

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $52,595,050. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate note. Rate is listed as of October 31, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of October 31, 2013. Maturity date disclosed is the ultimate maturity date.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $413,000, or 0.04% of the fund’s net assets.
(E)	Percentage rounds to less than 0.1%.
(F)	Rate shown reflects the yield at October 31, 2013.
(G)	Aggregate cost for federal income tax purposes is $1,155,977,801. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $37,349,122 and $9,226,122, respectively. Net unrealized appreciation for tax purposes is $28,123,000.
(H)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $122,689,330, or 10.82% of the fund’s net assets.
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
MTN	Medium Term Note
PO	Principal only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
Re-REMIC	Re-securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
PREFERRED STOCKS - 2.0%
Brazil - 1.3%
Lojas Americanas SA, 0.64% (A)	1,054,334	$ 7,803,258
Colombia - 0.7%
Banco Davivienda SA, 2.24% (A)	208,731	2,737,709
Cementos Argos SA, 1.79% (A)	316,933	1,614,518

Total Preferred Stocks (cost $11,545,196)		12,155,485

COMMON STOCKS - 91.6%
Brazil - 9.0%
B2W Cia Digital (B)	190,516	1,424,490
Banco Bradesco SA - ADR (C)	338,269	4,877,839
BM&FBovespa SA	1,650,246	9,303,904
Cia de Bebidas das Americas - ADR	54,800	2,038,560
Diagnosticos da America SA	436,500	2,240,760
Embraer SA - ADR (C)	124,220	3,650,826
Estacio Participacoes SA	642,700	4,963,267
Kroton Educacional SA	320,838	4,740,531
MRV Engenharia e Participacoes SA	553,400	2,388,795
Natura Cosmeticos SA	323,700	6,473,422
Petroleo Brasileiro SA - Class A ADR (B) (C)	531,300	9,648,408
SUL America SA	447,066	3,272,869
Chile - 0.9%
Cencosud SA	1,394,317	5,688,596
China - 8.5%
Baidu, Inc. - ADR (B)	197,450	31,769,705
Ctrip.com International, Ltd. - ADR (B)	120,260	6,524,105
Home Inns & Hotels Management, Inc. - ADR (B) (C)	65,980	2,298,743
New Oriental Education & Technology Group, Inc. - ADR	310,580	8,140,302
Youku Tudou, Inc. - ADR (B) (C)	122,230	3,329,545
Colombia - 0.9%
Almacenes Exito SA	176,254	2,952,547
Bancolombia SA - ADR	46,260	2,596,574
Denmark - 1.8%
Carlsberg A/S - Class B	107,259	10,709,791
Egypt - 0.5%
Commercial International Bank Egypt SAE	487,279	3,013,528
France - 1.7%
LVMH Moet Hennessy Louis Vuitton SA	26,690	5,138,595
Pernod Ricard SA	45,730	5,494,954
Hong Kong - 14.0%
AIA Group, Ltd.	1,260,600	6,398,118
China Oilfield Services, Ltd. - Class H	762,000	2,132,775
CNOOC, Ltd.	3,523,000	7,215,948
Hang Lung Group, Ltd.	444,750	2,346,224
Hang Lung Properties, Ltd.	2,864,549	9,440,117
Hong Kong Exchanges and Clearing, Ltd. (C)	266,205	4,302,268
Prada SpA	799,700	7,787,611
Shandong Weigao Group Medical Polymer Co., Ltd. - Class H (C)	2,841,000	2,660,346
Sinopharm Group Co., Ltd. - Class H (C) (D)	1,509,400	4,078,670
Soho China, Ltd. (C)	3,322,000	2,913,659
Tencent Holdings, Ltd.	344,600	18,818,991
Tingyi Cayman Islands Holding Corp. (C)	3,317,000	9,369,573
Tsingtao Brewery Co., Ltd. - Class H (C)	246,000	2,013,247
Want Want China Holdings, Ltd. (C)	3,897,000	5,971,412
India - 13.2%
Ambuja Cements, Ltd.	973,575	2,970,390
Apollo Hospitals Enterprise, Ltd.	184,431	2,715,972

	Shares	Value
India (continued)
Asian Paints, Ltd.	348,661	$ 3,058,265
Cipla, Ltd.	497,675	3,352,656
Colgate-Palmolive India, Ltd.	117,394	2,364,881
DLF, Ltd.	1,183,546	2,926,366
HDFC Bank, Ltd. - ADR	134,200	4,864,750
Hindustan Unilever, Ltd.	154,978	1,533,262
Housing Development Finance Corp.	981,279	13,684,096
ICICI Bank, Ltd. - ADR	210,600	7,859,592
Infosys, Ltd.	222,120	11,920,494
Marico, Ltd.	431,837	1,482,672
Sun Pharmaceuticals Industries, Ltd.	133,895	1,324,461
Tata Consultancy Services, Ltd.	181,248	6,217,082
Ultratech Cement, Ltd.	152,160	4,857,830
United Spirits, Ltd.	64,149	2,684,749
Zee Entertainment Enterprises, Ltd.	1,531,019	6,626,817
Indonesia - 1.9%
Astra International PT	12,944,000	7,636,070
Indocement Tunggal Prakarsa Tbk PT	727,500	1,348,836
Semen Indonesia Persero Tbk PT	1,018,500	1,296,560
Unilever Indonesia PT	522,000	1,389,222
Italy - 0.4%
Salvatore Ferragamo SpA - Class A	72,544	2,486,053
Korea, Republic of - 1.8%
NAVER Corp. (D)	13,985	7,870,889
Shinsegae Co., Ltd.	11,531	2,907,888
Luxembourg - 1.6%
Tenaris SA - ADR (C)	213,330	9,985,977
Malaysia - 1.2%
Genting Bhd	2,264,000	7,519,044
Mexico - 5.0%
America Movil SAB de CV - Series L ADR (C)	509,220	10,902,400
Fomento Economico Mexicano SAB de CV (C)	699,035	6,533,738
Grupo Financiero Banorte SAB de CV - Class O	274,884	1,759,629
Grupo Financiero Inbursa SAB de CV - Class O	1,345,167	3,466,211
Grupo Televisa SAB - ADR	257,180	7,828,559
Netherlands - 1.1%
Heineken NV	94,149	6,506,585
Philippines - 2.3%
Jollibee Foods Corp.	845,330	3,470,529
SM Investments Corp.	258,552	5,121,974
SM Prime Holdings, Inc.	11,839,163	5,255,153
Russian Federation - 2.6%
Alrosa AO	2,510,356	2,912,013
Magnit OJSC (E)	48,873	13,183,515
Singapore - 1.1%
CapitaMalls Asia, Ltd. (C)	1,652,000	2,686,395
Jardine Strategic Holdings, Ltd. (C)	115,000	3,897,350
South Africa - 1.3%
MTN Group, Ltd.	313,451	6,230,458
Shoprite Holdings, Ltd.	80,500	1,473,879
Switzerland - 1.1%
CIE Financiere Richemont SA	62,525	6,412,025
Taiwan - 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,167,459	11,805,400

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Thailand - 0.9%
CP ALL PCL	4,141,200	$ 5,222,236
Turkey - 2.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS - Class B	261,161	3,336,055
BIM Birlesik Magazalar AS	139,985	2,938,195
Haci OMER Sabanci Holding AS	1,367,663	6,494,900
Turkiye Garanti Bankasi AS	677,450	2,728,465
Ulker Biskuvi Sanayi AS	227,248	1,741,713
United Kingdom - 8.4%
Anglo American PLC	261,081	6,216,463
BG Group PLC	296,210	6,048,398
Diageo PLC	141,835	4,518,798
Eurasia Drilling Co., Ltd. - GDR, Reg S	66,204	2,803,739
Genel Energy PLC (B)	146,690	2,234,425
Glencore Xstrata PLC (B)	1,632,620	8,900,322
SABMiller PLC	122,260	6,378,868
Tullow Oil PLC	536,790	8,111,991
Unilever PLC	155,335	6,288,866
United States - 5.7%
Almacenes Exito SA - GDR, 144A	192,600	3,227,263
Inretail Peru Corp. - 144A (B) (E)	67,690	1,061,041
MercadoLibre, Inc. (C)	21,910	2,949,853
NovaTek OAO - GDR, Reg S	106,800	15,005,400
Yandex NV - Class A (B) (C)	341,050	12,571,103

Total Common Stocks (cost $498,702,991)		559,238,396

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (A)	46,386,390	$ 46,386,390

Total Securities Lending Collateral (cost $46,386,390)		46,386,390

	Principal	Value
REPURCHASE AGREEMENT - 6.1%
State Street Bank & Trust Co. 0.01% (A), dated 10/31/2013, to be repurchased at $37,517,333 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $38,270,608.	$ 37,517,323	37,517,323

Total Repurchase Agreement (cost $37,517,323)		37,517,323

Total Investment Securities (cost $594,151,900) (F)		655,297,594
Other Assets and Liabilities - Net - (7.3%)		(44,401,858)

Net Assets - 100.0%		$ 610,895,736

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Internet Software & Services	11.8%	$77,310,086
Beverages	7.6	50,215,345
Oil, Gas & Consumable Fuels	7.4	48,264,570
Food & Staples Retailing	5.9	38,655,160
Commercial Banks	5.2	33,904,297
Real Estate Management & Development	3.9	25,567,914
Food Products	3.6	23,371,564
Textiles, Apparel & Luxury Goods	3.3	21,824,284
Diversified Financial Services	3.1	20,101,072
IT Services	2.8	18,137,576
Metals & Mining	2.7	18,028,798
Diversified Consumer Services	2.7	17,844,100
Wireless Telecommunication Services	2.6	17,132,858
Energy Equipment & Services	2.3	14,922,491
Media	2.2	14,455,376
Thrifts & Mortgage Finance	2.1	13,684,096
Hotels, Restaurants & Leisure	2.0	13,288,316
Construction Materials	1.8	12,088,134
Semiconductors & Semiconductor Equipment	1.8	11,805,400
Insurance	1.5	9,670,987
Health Care Providers & Services	1.4	9,035,402
Industrial Conglomerates	1.4	9,019,324
Personal Products	1.2	7,956,094
Internet & Catalog Retail	1.2	7,948,595
Multiline Retail	1.2	7,803,258
Automobiles	1.2	7,636,070
Household Products	0.8	5,287,365
Pharmaceuticals	0.7	4,677,117
Aerospace & Defense	0.5	3,650,826

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities	Value
Chemicals	0.5%	$3,058,265
Health Care Equipment & Supplies	0.4	2,660,346
Household Durables	0.4	2,388,795

Investment Securities, at Value	87.2	571,393,881
Short-Term Investments	12.8	83,903,713

Total Investments	100.0%	$655,297,594

VALUATION SUMMARY: (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Preferred Stocks	$12,155,485	$—	$—	$12,155,485
Common Stocks
Brazil	55,023,671	—	—	55,023,671
Chile	5,688,596	—	—	5,688,596
China	52,062,400	—	—	52,062,400
Colombia	5,549,121	—	—	5,549,121
Denmark	—	10,709,791	—	10,709,791
Egypt	—	3,013,528	—	3,013,528
France	—	10,633,549	—	10,633,549
Hong Kong	—	85,448,959	—	85,448,959
India	12,724,342	67,719,993	—	80,444,335
Indonesia	—	11,670,688	—	11,670,688
Italy	—	2,486,053	—	2,486,053
Korea, Republic of	—	10,778,777	—	10,778,777
Luxembourg	9,985,977	—	—	9,985,977
Malaysia	—	7,519,044	—	7,519,044
Mexico	30,490,537	—	—	30,490,537
Netherlands	—	6,506,585	—	6,506,585
Philippines	—	13,847,656	—	13,847,656
Russian Federation	2,912,013	13,183,515	—	16,095,528
Singapore	—	6,583,745	—	6,583,745
South Africa	—	7,704,337	—	7,704,337
Switzerland	—	6,412,025	—	6,412,025
Taiwan	—	11,805,400	—	11,805,400
Thailand	—	5,222,236	—	5,222,236
Turkey	—	17,239,328	—	17,239,328
United Kingdom	—	51,501,870	—	51,501,870
United States	15,520,956	18,232,663	1,061,041	34,814,660
Securities Lending Collateral	46,386,390	—	—	46,386,390
Repurchase Agreement	—	37,517,323	—	37,517,323
Total Investment Securities	$248,499,488	$405,737,065	$1,061,041	$655,297,594
Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3 (H)	Transfers out of Level 3	Ending Balance at October 31, 2013 (I)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013
Common Stocks	$—	$—	$—	$—	$—	$—	$1,061,041	$—	$1,061,041	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan. The value of all securities on loan is $44,785,468. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Illiquid. Total aggregate market value of illiquid securities is $11,949,559, or 1.96% of the fund’s net assets.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $14,244,556, or 2.33% of the fund’s net assets.
(F)	Aggregate cost for federal income tax purposes is $601,693,378. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $76,128,946 and $22,524,730, respectively. Net unrealized appreciation for tax purposes is $53,604,216.
(G)	Transfers between levels are considered to have occurred at the end of the reporting period. As of the period ended October 31, 2013, securities with fair market value of $3,227,263 transferred from Level 1 to Level 2 due to unavailability of unadjusted quoted prices. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(H)	Transferred into Level 3 because of unavailability of observable inputs.
(I)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $4,288,304, or 0.70% of the fund’s net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OAO	Otkrytoe Aktsionernoe Obschestvo (Open Joint Stock Corporation)
OJSC	Open Joint Stock Company
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 98.6%
Australia - 7.1%
Dexus Property Group - REIT (A)	646,142	$ 662,611
Federation Centres, Ltd. - REIT	218,355	511,818
Goodman Group - REIT	175,249	838,121
Investa Office Fund - REIT (A)	70,855	208,272
Mirvac Group - REIT	632,211	1,039,710
Stockland - REIT	103,295	391,493
Westfield Group - REIT	33,430	341,873
Westfield Retail Trust - REIT	325,979	952,026
Austria - 0.1%
Atrium European Real Estate, Ltd.	12,200	72,983
Canada - 0.9%
Boardwalk Real Estate Investment Trust - REIT	6,100	346,992
Calloway Real Estate Investment Trust - REIT	5,700	137,218
RioCan Real Estate Investment Trust - REIT	5,700	139,131
France - 2.9%
Fonciere Des Regions - REIT	3,397	291,358
Gecina SA - REIT	2,910	389,376
ICADE - REIT	3,944	363,441
Klepierre - REIT	18,160	815,645
Mercialys SA - REIT	7,210	155,406
Societe Immobiliere de Location pour l’Industrie et le Commerce - REIT	1	114
Germany - 0.8%
LEG Immobilien AG (B)	9,200	524,634
Hong Kong - 6.5%
Cheung Kong Holdings, Ltd.	58,090	909,600
China Overseas Land & Investment, Ltd. (A)	67,300	207,898
Kerry Properties, Ltd.	16,100	69,982
Link - REIT	183,300	926,785
Sino Land Co., Ltd.	268,528	376,833
Sun Hung Kai Properties, Ltd.	74,845	978,883
Swire Properties, Ltd.	88,800	240,526
Wharf Holdings, Ltd.	92,405	781,861
Japan - 19.5%
Daito Trust Construction Co., Ltd.	5,900	600,620
Daiwa House Industry Co., Ltd.	22,323	445,189
GLP J-REIT	137	142,253
Hulic Co., Ltd.	37,400	591,828
Japan Hotel REIT Investment Corp.	130	61,146
Japan Real Estate Investment Corp. - REIT (A)	102	1,166,989
Japan Retail Fund Investment Corp. - Class A REIT (A)	526	1,066,122
Kenedix Realty Investment Corp. - Class A REIT (A)	65	291,188
Mitsubishi Estate Co., Ltd.	102,636	2,919,484
Mitsui Fudosan Co., Ltd.	83,246	2,738,745
Nippon Building Fund, Inc. - REIT (A)	39	482,691
Nippon ProLogis REIT, Inc.	28	279,060
ORIX, Inc. - Class A REIT	58	72,375
Sumitomo Realty & Development Co., Ltd.	36,100	1,697,981
Tokyo Tatemono Co., Ltd. (A)	53,500	498,927
United Urban Investment Corp. - Class A REIT (A)	276	421,312
Netherlands - 3.8%
Corio NV - REIT	3,220	140,492
Eurocommercial Properties NV - REIT	8,938	380,086
Unibail-Rodamco SE - REIT	8,195	2,147,464

	Shares	Value
Singapore - 5.1%
Ascendas Real Estate Investment Trust - REIT	158,000	$ 301,449
CapitaCommercial Trust - REIT (A)	523,000	621,015
CapitaLand, Ltd.	54,150	136,007
CapitaMall Trust - REIT	89,414	145,400
CapitaMalls Asia, Ltd.	186,900	303,927
Frasers Centrepoint Trust - REIT	95,100	142,015
Global Logistic Properties, Ltd. - Class L	394,200	980,581
Hongkong Land Holdings, Ltd.	100,097	616,598
Mapletree Greater China Commercial Trust - REIT (A) (B)	377,700	279,733
Sweden - 0.8%
Castellum AB	23,298	357,377
Hufvudstaden AB - Class A	16,080	210,552
Switzerland - 0.5%
PSP Swiss Property AG (B)	3,950	339,560
United Kingdom - 5.6%
British Land Co., PLC - REIT	51,816	516,768
Derwent London PLC - REIT	13,939	559,639
Great Portland Estates PLC - REIT	65,460	601,412
Hammerson PLC - REIT	85,972	729,213
Land Securities Group PLC - REIT	84,223	1,334,901
Safestore Holdings PLC - REIT	64,600	153,557
United States - 45.0%
American Homes 4 Rent - Class A REIT (A) (B)	8,800	136,224
AvalonBay Communities, Inc. - REIT	4,825	603,366
BioMed Realty Trust, Inc. - Basis B REIT (A)	28,500	567,720
Boston Properties, Inc. - REIT	11,000	1,138,500
Brandywine Realty Trust - REIT	30,600	435,438
BRE Properties, Inc. - REIT	12,700	693,547
Brixmor Property Group, Inc. - REIT (B)	17,500	361,375
CommonWealth REIT - REIT	7,100	173,027
DDR Corp. - REIT (A)	45,600	772,920
Douglas Emmett, Inc. - REIT	22,300	555,939
Duke Realty Corp. - REIT	50,300	833,471
Equity Residential - REIT	23,700	1,240,932
Essex Property Trust, Inc. - REIT	2,200	354,200
Federal Realty Investment Trust - REIT	1,300	134,680
General Growth Properties, Inc. - REIT	55,890	1,186,545
HCP, Inc. - REIT	8,300	344,450
Health Care REIT, Inc.	25,700	1,666,645
Healthcare Realty Trust, Inc. - REIT	15,000	360,150
Healthcare Trust of America, Inc. - Class A REIT (A)	19,200	223,104
Highwoods Properties, Inc. - REIT (A)	11,400	440,040
Host Hotels & Resorts, Inc. - REIT (A)	96,777	1,795,213
Kilroy Realty Corp. - REIT (A)	16,900	898,404
Kimco Realty Corp. - REIT	38,800	833,424
Lexington Realty Trust - REIT	36,200	423,540
Liberty Property Trust - Series C REIT	24,400	907,436
Macerich Co. - Class A REIT	19,107	1,131,326
Pebblebrook Hotel Trust - REIT (A)	9,400	283,880
Post Properties, Inc. - REIT	13,500	617,490
ProLogis, Inc. - Class A REIT	39,813	1,590,529
Public Storage - REIT	6,600	1,102,002
Ramco-Gershenson Properties Trust - REIT	8,900	144,714
Senior Housing Properties Trust - REIT (A)	14,100	347,424
Simon Property Group, Inc. - REIT	16,463	2,544,357
SL Green Realty Corp. - REIT (A)	13,200	1,248,324

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
United States (continued)
Starwood Hotels & Resorts Worldwide, Inc.	5,600	$ 412,272
Strategic Hotels & Resorts, Inc. - REIT (B)	27,700	240,990
Sunstone Hotel Investors, Inc. - REIT	20,800	275,600
Tanger Factory Outlet Centers - REIT (A)	6,310	219,904
Taubman Centers, Inc. - REIT (A)	7,400	486,846
UDR, Inc. - REIT (A)	42,383	1,051,522
Ventas, Inc. - REIT	10,535	687,303
Vornado Realty Trust - Class A REIT (A)	14,237	1,267,947
Weyerhaeuser Co. - REIT	14,400	437,760

Total Common Stocks (cost $46,705,859)		68,318,726

SECURITIES LENDING COLLATERAL - 13.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	9,102,386	9,102,386

Total Securities Lending Collateral (cost $9,102,386)		9,102,386

Principal	Value
REPURCHASE AGREEMENT - 0.5%

State Street Bank & Trust Co.
0.01% (C), dated 10/31/2013, to be repurchased at $331,473 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $338,636.

$ 331,472	$ 331,472

Total Repurchase Agreement (cost $331,472)	331,472

Total Investment Securities (cost $56,139,717) (D)	77,752,584
Other Assets and Liabilities - Net - (12.2%)	(8,478,675)

Net Assets - 100.0%	$69,273,909

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Real Estate Investment Trusts	65.8%	$51,152,321
Real Estate Management & Development	21.6	16,754,133
Hotels, Restaurants & Leisure	0.5	412,272

Investment Securities, at Value	87.9	68,318,726
Short-Term Investments	12.1	9,433,858

Total Investments	100.0%	$77,752,584

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$31,793,821	$36,524,905	$—	$68,318,726
Securities Lending Collateral	9,102,386	—	—	9,102,386
Repurchase Agreement	—	331,472	—	331,472
Total Investment Securities	$40,896,207	$36,856,377	$—	$77,752,584

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $8,798,339. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $61,910,169. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $15,949,216 and $106,801, respectively. Net unrealized appreciation for tax purposes is $15,842,415.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Growth

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
PREFERRED STOCK - 0.0% (A)
Aerospace & Defense - 0.0% (A)
Rolls-Royce Holdings PLC, 0.00% (B)	14,914,292	$ 23,914

Total Preferred Stock (cost $24,180)		23,914

COMMON STOCKS - 99.7%
Aerospace & Defense - 6.5%
Boeing Co.	106,372	13,881,546
Precision Castparts Corp.	45,534	11,540,592
Rolls-Royce Holdings PLC (B)	173,422	3,197,744
United Technologies Corp.	82,896	8,807,700
Automobiles - 0.5%
Tesla Motors, Inc. (B) (C)	17,659	2,824,380
Beverages - 1.0%
Diageo PLC	178,071	5,673,260
Biotechnology - 8.5%
Alexion Pharmaceuticals, Inc. (B)	75,130	9,237,233
Biogen IDEC, Inc. (B)	51,782	12,644,646
Celgene Corp. (B)	46,888	6,962,399
Gilead Sciences, Inc. (B)	183,432	13,021,838
Vertex Pharmaceuticals, Inc. (B)	99,737	7,115,238
Capital Markets - 2.5%
Goldman Sachs Group, Inc.	53,737	8,644,134
Morgan Stanley	197,702	5,679,978
Chemicals - 2.2%
Monsanto Co.	122,777	12,876,852
Computers & Peripherals - 4.5%
Apple, Inc.	47,120	24,613,132
NCR Corp. (B)	28,380	1,037,289
Energy Equipment & Services - 1.8%
FMC Technologies, Inc. (B)	65,381	3,305,010
Schlumberger, Ltd.	73,132	6,853,931
Food & Staples Retailing - 3.9%
Costco Wholesale Corp.	94,835	11,190,530
Sprouts Farmers Market, Inc. (B) (C)	17,765	818,256
Whole Foods Market, Inc.	164,873	10,408,432
Food Products - 2.3%
Mead Johnson Nutrition Co. - Class A	49,653	4,054,664
Mondelez International, Inc. - Class A	266,453	8,963,479
Health Care Equipment & Supplies - 1.3%
Abbott Laboratories	198,743	7,264,057
Health Care Providers & Services - 1.0%
Express Scripts Holding Co. (B)	89,844	5,617,047
Health Care Technology - 0.0% (A)
Veeva Systems, Inc. - Class A (B)	148	5,759
Hotels, Restaurants & Leisure - 3.8%
Chipotle Mexican Grill, Inc. - Class A (B)	12,868	6,781,050
Dunkin’ Brands Group, Inc.	145,169	6,921,658
Starbucks Corp.	101,177	8,200,396
Internet & Catalog Retail - 8.3%
Amazon.com, Inc. (B)	63,765	23,212,373
NetFlix, Inc. (B)	18,198	5,868,491
priceline.com, Inc. (B)	15,693	16,537,754
TripAdvisor, Inc. (B)	23,999	1,984,957
Internet Software & Services - 10.2%
Criteo SA - ADR (B)	576	20,339
eBay, Inc. (B)	130,401	6,873,437
Facebook, Inc. - Class A (B)	235,104	11,816,327
Google, Inc. - Class A (B)	24,576	25,327,534
LinkedIn Corp. - Class A (B)	48,803	10,915,767
Rackspace Hosting, Inc. (B) (C)	71,393	3,657,463

	Shares	Value
IT Services - 6.1%
Mastercard, Inc. - Class A	32,588	$ 23,368,855
Visa, Inc. - Class A	58,533	11,511,685
Life Sciences Tools & Services - 1.5%
Illumina, Inc. (B) (C)	89,629	8,381,208
Media - 3.8%
Discovery Communications, Inc. - Series A (B)	88,091	7,833,052
Twenty-First Century Fox, Inc.	83,393	2,842,033
Walt Disney Co. - Class A	161,551	11,080,783
Oil, Gas & Consumable Fuels - 2.7%
Concho Resources, Inc. (B)	72,449	8,013,584
EOG Resources, Inc.	42,262	7,539,541
Personal Products - 1.7%
Estee Lauder Cos., Inc. - Class A	142,342	10,100,588
Pharmaceuticals - 5.5%
Allergan, Inc.	92,873	8,415,223
Bristol-Myers Squibb Co.	161,293	8,471,108
Novo Nordisk A/S - ADR	52,613	8,769,009
Perrigo Co.	42,689	5,886,386
Real Estate Investment Trusts - 0.9%
American Tower Corp. - Class A	64,222	5,096,016
Road & Rail - 2.3%
Canadian Pacific Railway, Ltd.	47,081	6,735,879
Union Pacific Corp.	41,428	6,272,199
Semiconductors & Semiconductor Equipment - 1.0%
ARM Holdings PLC - ADR	124,492	5,874,777
Software - 6.6%
Adobe Systems, Inc. (B)	41,655	2,257,701
FireEye, Inc. (B)	22,434	849,127
Red Hat, Inc. (B)	151,226	6,543,549
Salesforce.com, Inc. (B)	210,479	11,231,160
Splunk, Inc. (B)	91,034	5,708,742
Tableau Software, Inc. - Class A (B)	1,885	115,852
VMware, Inc. - Class A (B)	86,317	7,015,846
Workday, Inc. - Class A (B)	56,213	4,208,667
Specialty Retail - 4.5%
Inditex SA (C)	72,770	11,955,213
O’Reilly Automotive, Inc. (B)	12,486	1,545,892
TJX Cos., Inc.	201,642	12,257,817
Textiles, Apparel & Luxury Goods - 4.8%
Michael Kors Holdings, Ltd. (B)	59,204	4,555,748
NIKE, Inc. - Class B	157,634	11,942,352
Ralph Lauren Corp. - Class A	24,922	4,128,080
Swatch Group AG	4,323	2,765,748
Under Armour, Inc. - Class A (B) (C)	52,221	4,237,734

Total Common Stocks (cost $336,490,344)		571,867,826

SECURITIES LENDING COLLATERAL - 4.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (D)	26,924,051	26,924,051

Total Securities Lending Collateral (cost $26,924,051)		26,924,051

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 0.1%

State Street Bank & Trust Co.
0.01% (D), dated 10/31/2013, to be repurchased at $703,822 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 09/25/2039, and with a value of $718,811.

$ 703,822	$ 703,822

Total Repurchase Agreement (cost $703,822)	703,822

Total Investment Securities (cost $364,142,397) (E)	599,519,613
Other Assets and Liabilities - Net - (4.5%)	(25,974,658)

Net Assets - 100.0%	$ 573,544,955

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Preferred Stock	$—	$23,914	$—	$23,914
Common Stocks	548,275,861	23,591,965	—	571,867,826
Securities Lending Collateral	26,924,051	—	—	26,924,051
Repurchase Agreement	—	703,822	—	703,822
Total Investment Securities	$575,199,912	$24,319,701	$—	$599,519,613

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1%.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan. The value of all securities on loan is $26,092,465. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rate shown reflects the yield at October 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $366,501,045. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $233,407,492 and $388,924, respectively. Net unrealized appreciation for tax purposes is $233,018,568.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 1.4%
Germany - 1.4%
Volkswagen AG, 1.87% (A)	20,600	$ 5,235,916

Total Convertible Preferred Stock (cost $4,603,902)		5,235,916

PREFERRED STOCK - 1.1%
Germany - 1.1%
Henkel AG & Co. KGaA, 1.20% (A)	36,245	3,922,166

Total Preferred Stock (cost $3,578,679)		3,922,166

COMMON STOCKS - 96.0%
Australia - 1.5%
Brambles, Ltd.	376,405	3,308,561
Iluka Resources, Ltd. (B)	217,460	2,116,983
Austria - 1.1%
Andritz AG	68,120	4,196,266
Belgium - 0.9%
Anheuser-Busch InBev NV - STRIP VVPR (C) (D) (E)	130,726	177
Colruyt SA	61,750	3,453,831
Brazil - 0.8%
SLC Agricola SA	301,300	2,810,986
Canada - 8.1%
Agrium, Inc. (B)	27,100	2,312,172
Alimentation Couche Tard, Inc. - Class B	27,500	1,862,610
ATS Automation Tooling Systems, Inc. (D)	200,900	2,778,476
Cenovus Energy, Inc. (B)	66,414	1,973,343
Corus Entertainment, Inc. - Class B (B)	156,560	3,648,787
Dollarama, Inc. (B)	32,500	2,793,507
Home Capital Group, Inc. - Class B (B)	45,000	3,571,428
MacDonald Dettwiler & Associates, Ltd.	56,415	4,304,237
New Gold, Inc. (D)	364,600	2,140,078
ShawCor, Ltd.	43,600	1,832,818
Silver Wheaton Corp.	118,800	2,695,831
Denmark - 2.1%
Sydbank A/S (D)	158,990	4,697,415
Tryg A/S	32,116	2,934,917
France - 8.9%
Arkema SA	40,895	4,643,014
Eutelsat Communications SA	150,773	4,779,000
Pernod Ricard SA	20,960	2,518,571
Publicis Groupe SA	41,925	3,496,819
Rexel SA	237,488	5,949,187
Sanofi	46,875	4,998,639
Sodexo	66,250	6,430,589
Germany - 8.6%
Bayer AG	30,130	3,744,809
Brenntag AG	31,635	5,360,459
Continental AG	28,320	5,189,024
Deutsche Boerse AG	61,455	4,626,775
Gerresheimer AG	62,013	4,110,552
Linde AG	25,394	4,825,292
SAP AG - ADR (B)	52,400	4,105,540
Hong Kong - 1.8%
China Mobile, Ltd. - ADR	92,765	4,825,635
PICC Property & Casualty Co., Ltd.	1,254,200	1,912,117
Israel - 1.3%
Bezeq Israeli Telecommunication Corp., Ltd.	2,668,895	4,647,908

	Shares	Value
Japan - 16.1%
FANUC Corp.	31,900	$ 5,099,847
Kansai Paint Co., Ltd. (B)	307,800	4,106,922
Kenedix Realty Investment Corp. - Class A REIT (A)	806	3,610,729
Keyence Corp.	14,800	6,321,570
Nihon Kohden Corp. (B)	101,700	4,173,289
Pigeon Corp.	98,700	5,069,002
Pola Orbis Holdings, Inc.	53,700	1,815,850
Sanrio Co., Ltd. (B)	69,900	3,824,489
SMC Corp.	19,600	4,540,710
Softbank Corp.	38,000	2,821,113
Sugi Holdings Co., Ltd.	77,300	3,227,057
Sundrug Co., Ltd. (B)	126,600	6,289,444
Toyota Motor Corp.	109,200	7,063,073
Wacom Co., Ltd.	190,900	1,409,472
Korea, Republic of - 1.7%
Samsung Electronics Co., Ltd.	4,467	6,169,366
Netherlands - 6.0%
Akzo Nobel NV	59,782	4,347,410
ASML Holding NV	38,425	3,647,832
Koninklijke Ahold NV	255,318	4,860,143
Nutreco NV (B)	84,455	4,141,261
Unilever NV - CVA	135,000	5,346,749
Norway - 2.7%
DNB ASA	299,405	5,306,058
Norwegian Property ASA	1,205,197	1,542,671
ProSafe SE	358,785	3,076,738
Russian Federation - 0.8%
Sberbank of Russia - ADR	242,350	3,094,810
Singapore - 1.7%
Jardine Matheson Holdings, Ltd. (B)	65,837	3,587,458
United Overseas Bank, Ltd.	153,900	2,581,932
Sweden - 2.6%
Elekta AB - Class B	104,363	1,539,664
Nordea Bank AB	343,830	4,403,961
Telefonaktiebolaget LM Ericsson - Class B	300,730	3,589,705
Switzerland - 13.3%
Bucher Industries AG	16,797	4,660,434
Givaudan SA (D)	3,939	5,591,483
Julius Baer Group, Ltd. (D)	55,890	2,746,608
Kaba Holding AG (D)	6,245	2,672,201
Novartis AG	69,526	5,398,255
Partners Group Holding AG	13,975	3,621,009
Roche Holding AG	26,864	7,437,303
SGS SA	2,374	5,562,488
Sika AG	1,704	5,372,948
Sulzer AG	24,226	3,794,032
UBS AG - Class A (D)	130,060	2,517,059
Turkey - 0.3%
Sinpas Gayrimenkul Yatirim Ortakligi AS - REIT	2,006,148	1,105,454
United Kingdom - 12.0%
Afren PLC (D)	1,064,150	2,690,768
Amlin PLC	673,993	4,604,777
Bunzl PLC	223,944	4,944,416
DCC PLC (B)	42,671	1,915,038
Diploma PLC	290,295	3,225,629
Experian Group, Ltd.	94,117	1,916,520

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
United Kingdom (continued)
ICAP PLC	207,850	$ 1,283,743
Mitie Group PLC (B)	1,067,857	5,388,297
Reed Elsevier PLC	301,242	4,221,518
RPS Group PLC (B)	811,058	3,771,304
SABMiller PLC	50,880	2,654,644
Synergy Health PLC	226,147	3,760,202
Travis Perkins PLC	70,305	2,092,213
Tullow Oil PLC	136,577	2,063,957
United States - 3.7%
AON PLC	52,800	4,175,952
Check Point Software Technologies, Ltd. - Class A (B) (D)	89,100	5,169,582
Nielsen Holdings NV	49,800	1,964,112
Taminco Corp. (D)	120,500	2,406,385

Total Common Stocks (cost $253,893,380)		354,933,009

SECURITIES LENDING COLLATERAL - 10.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (A)	39,666,524	39,666,524

Total Securities Lending Collateral (cost $39,666,524)		39,666,524

Principal	Value
REPURCHASE AGREEMENT - 1.5%

State Street Bank & Trust Co. 0.01% (A), dated 10/31/2013, to be repurchased at $5,530,862 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2027, and with a value of $5,645,749.

$ 5,530,860	$ 5,530,860

Total Repurchase Agreement (cost $5,530,860)	5,530,860

Total Investment Securities (cost $307,273,345) (F)	409,288,475
Other Assets and Liabilities - Net - (10.7%)	(39,438,161)

Net Assets - 100.0%	$ 369,850,314

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Chemicals	8.2%	$33,605,626
Machinery	6.1	25,069,765
Pharmaceuticals	5.3	21,579,006
Commercial Banks	4.9	20,084,176
Food & Staples Retailing	4.8	19,693,085
Trading Companies & Distributors	4.5	18,346,275
Media	4.0	16,146,124
Commercial Services & Supplies	3.7	15,140,363
Insurance	3.3	13,627,763
Food Products	3.0	12,298,996
Automobiles	3.0	12,298,989
Capital Markets	2.5	10,168,419
Semiconductors & Semiconductor Equipment	2.4	9,817,198
Electronic Equipment & Instruments	2.3	9,547,199
Professional Services	2.3	9,443,120
Software	2.3	9,275,122
Household Products	2.2	8,991,168
Wireless Telecommunication Services	1.9	7,646,748
Metals & Mining	1.7	6,952,892
Oil, Gas & Consumable Fuels	1.6	6,728,068
Hotels, Restaurants & Leisure	1.6	6,430,589
Health Care Equipment & Supplies	1.4	5,712,953
Industrial Conglomerates	1.3	5,502,496
Auto Components	1.3	5,189,024
Beverages	1.3	5,173,392
Energy Equipment & Services	1.2	4,909,556
Real Estate Investment Trusts	1.2	4,716,183
Diversified Telecommunication Services	1.1	4,647,908
Diversified Financial Services	1.1	4,626,775
Aerospace & Defense	1.1	4,304,237
Life Sciences Tools & Services	1.0	4,110,552
Specialty Retail	0.9	3,824,489

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities	Value
Health Care Providers & Services	0.9%	$3,760,202
Communications Equipment	0.9	3,589,705
Thrifts & Mortgage Finance	0.9	3,571,428
Multiline Retail	0.7	2,793,507
Personal Products	0.4	1,815,850
Real Estate Management & Development	0.4	1,542,671
Computers & Peripherals	0.3	1,409,472

Investment Securities, at Value	89.0	364,091,091
Short-Term Investments	11.0	45,197,384

Total Investments	100.0%	$409,288,475

VALUATION SUMMARY: (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Convertible Preferred Stock	$—	$5,235,916	$—	$5,235,916
Preferred Stock	—	3,922,166	—	3,922,166
Common Stocks
Australia	—	5,425,544	—	5,425,544
Austria	—	4,196,266	—	4,196,266
Belgium	—	3,453,831	177	3,454,008
Brazil	2,810,986	—	—	2,810,986
Canada	29,913,287	—	—	29,913,287
Denmark	—	7,632,332	—	7,632,332
France	—	32,815,819	—	32,815,819
Germany	4,105,540	27,856,911	—	31,962,451
Hong Kong	4,825,635	1,912,117	—	6,737,752
Israel	—	4,647,908	—	4,647,908
Japan	—	59,372,567	—	59,372,567
Korea, Republic of	—	6,169,366	—	6,169,366
Netherlands	—	22,343,395	—	22,343,395
Norway	—	9,925,467	—	9,925,467
Russian Federation	3,094,810	—	—	3,094,810
Singapore	—	6,169,390	—	6,169,390
Sweden	—	9,533,330	—	9,533,330
Switzerland	—	49,373,820	—	49,373,820
Turkey	—	1,105,454	—	1,105,454
United Kingdom	—	44,533,026	—	44,533,026
United States	13,716,031	—	—	13,716,031
Securities Lending Collateral	39,666,524	—	—	39,666,524
Repurchase Agreement	—	5,530,860	—	5,530,860
Total Investment Securities	$98,132,813	$311,155,485	$177	$409,288,475

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3 (H)	Transfers out of Level 3	Ending Balance at October 31, 2013 (I)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013
Common Stocks	$—	$—	$—	$—		$—	$177	$—	$177	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $38,031,634. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $177, or less than 0.01% of the fund’s net assets.
(D)	Non-income producing security.
(E)	Illiquid. Total aggregate market value of illiquid securities is $177, or less than 0.01% of the fund’s net assets.
(F)	Aggregate cost for federal income tax purposes is $310,146,923. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $106,851,714 and $7,710,162, respectively. Net unrealized appreciation for tax purposes is $99,141,552.
(G)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(H)	Transferred into Level 3 because of unavailability of observable inputs.
(I)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

DEFINITIONS:

ADR	American Depositary Receipt
CVA	Dutch Certificate-Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
STRIP VVPR	Is a coupon which, if presented along with the corresponding coupon of the share, entitles the shareholder to a reduced rate of withholding tax on the dividends paid by the company.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 98.9%
Australia - 0.5%
QBE Insurance Group, Ltd.	89,203	$ 1,247,791
Brazil - 1.4%
BM&FBovespa SA	198,600	1,119,685
Itau Unibanco Holding SA - ADR	159,853	2,463,334
Canada - 3.0%
Canadian National Railway Co.	54,573	5,999,210
Shoppers Drug Mart Corp.	26,290	1,536,073
Czech Republic - 0.2%
Komercni Banka AS	2,214	549,670
France - 12.7%
Air Liquide SA - Class A	35,162	4,788,440
Danone	65,805	4,880,116
Dassault Systemes SA	10,322	1,254,455
GDF Suez	87,353	2,175,188
Legrand SA	57,623	3,272,678
LVMH Moet Hennessy Louis Vuitton SA	26,515	5,104,902
Pernod Ricard SA	40,048	4,812,200
Schneider Electric SA	61,248	5,160,043
Germany - 11.0%
Bayer AG	84,098	10,452,403
Beiersdorf AG	37,395	3,569,852
Linde AG	28,359	5,388,692
Merck KGaA	23,107	3,846,393
SAP AG	51,593	4,053,114
Hong Kong - 3.4%
AIA Group, Ltd.	603,200	3,061,514
China Unicom Hong Kong, Ltd. (A)	1,166,000	1,837,807
Li & Fung, Ltd. (A)	2,588,000	3,638,489
India - 1.6%
ICICI Bank, Ltd. - ADR (A)	104,860	3,913,375
Italy - 0.6%
Saipem SpA (A)	58,329	1,366,926
Japan - 11.8%
Canon, Inc.	40,900	1,285,274
Denso Corp.	102,900	4,923,670
FANUC Corp.	17,300	2,765,748
Honda Motor Co., Ltd.	145,000	5,773,162
Hoya Corp.	129,600	3,101,279
INPEX Corp.	228,800	2,638,658
Kyocera Corp.	37,100	1,916,689
Lawson, Inc. (A)	35,200	2,817,289
Rinnai Corp.	600	46,374
Shin-Etsu Chemical Co., Ltd.	70,900	3,987,359
Netherlands - 9.0%
Akzo Nobel NV	50,670	3,684,776
Heineken NV	81,322	5,620,118
ING Groep NV - CVA (B)	502,747	6,404,877
Randstad Holding NV	108,652	6,705,620
Russian Federation - 0.5%
Sberbank of Russia - ADR (A)	90,144	1,151,139
Singapore - 1.7%
DBS Group Holdings, Ltd.	234,000	3,153,405
Singapore Telecommunications, Ltd.	334,150	1,016,815
Spain - 2.5%
Amadeus IT Holding SA - Class A	122,311	4,541,951
Banco Santander SA - Class A	181,964	1,615,535
Sweden - 1.1%
Hennes & Mauritz AB - Class B	60,270	2,604,239

	Shares	Value
Switzerland - 10.5%
Julius Baer Group, Ltd. (B)	74,315	$ 3,652,070
Keuhne & Nagel International AG	11,520	1,456,267
Nestle SA	109,565	7,909,304
Roche Holding AG	16,588	4,592,391
Sonova Holding AG (B)	12,607	1,640,918
Swiss Re AG (B)	25,707	2,258,057
UBS AG - Class A (B)	237,378	4,593,991
Taiwan - 2.3%
Hon Hai Precision Industry Co., Ltd.	717,183	1,818,619
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	210,621	3,877,533
United Kingdom - 21.3%
Barclays PLC	908,214	3,838,621
BG Group PLC	189,858	3,876,765
Compass Group PLC	463,480	6,665,997
Diageo PLC	134,331	4,279,724
Hays PLC	758,909	1,514,958
HSBC Holdings PLC	726,607	7,946,745
Reckitt Benckiser Group PLC - Class A	49,563	3,852,671
Rio Tinto PLC	78,920	3,996,142
Samsung Electronics Co., Ltd. - GDR, Reg S	3,709	2,575,901
Smiths Group PLC	124,380	2,861,832
Standard Chartered PLC	228,084	5,483,817
WPP PLC - Class A	274,580	5,833,463
United States - 3.8%
Check Point Software Technologies, Ltd. - Class A (A) (B)	25,040	1,452,821
Delphi Automotive PLC - Class A	30,320	1,734,304
NCR Corp. (B)	24,740	904,247
Valeant Pharmaceuticals International, Inc. (B)	24,750	2,616,570
Yum! Brands, Inc.	39,040	2,639,885

Total Common Stocks (cost $213,006,774)		245,119,940

SECURITIES LENDING COLLATERAL - 4.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	11,235,885	11,235,885

Total Securities Lending Collateral (cost $11,235,885)		11,235,885

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $2,021,068 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/15/2029, and with a value of $2,062,582.	$ 2,021,068	2,021,068

Total Repurchase Agreement (cost $2,021,068)		2,021,068

Total Investment Securities (cost $226,263,727) (D)		258,376,893
Other Assets and Liabilities - Net - (4.2%)		(10,362,175)

Net Assets - 100.0%		$ 248,014,718

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities		Value
Commercial Banks	11.7%		$30,115,641
Pharmaceuticals	8.3		21,507,757
Chemicals	6.9		17,849,267
Beverages	5.7		14,712,042
Food Products	5.0		12,789,420
Hotels, Restaurants & Leisure	3.6		9,305,882
Textiles, Apparel & Luxury Goods	3.4		8,743,391
Electrical Equipment	3.3		8,432,721
Capital Markets	3.2		8,246,061
Professional Services	3.2		8,220,578
Diversified Financial Services	2.9		7,524,562
Electronic Equipment & Instruments	2.6		6,836,587
Software	2.6		6,760,390
Auto Components	2.6		6,657,974
Insurance	2.5		6,567,362
Oil, Gas & Consumable Fuels	2.5		6,515,423
Semiconductors & Semiconductor Equipment	2.5		6,453,434
Road & Rail	2.3		5,999,210
Media	2.3		5,833,463
Automobiles	2.2		5,773,162
IT Services	1.8		4,541,951
Food & Staples Retailing	1.7		4,353,362
Metals & Mining	1.5		3,996,142
Household Products	1.5		3,852,671
Personal Products	1.4		3,569,852
Industrial Conglomerates	1.1		2,861,832
Diversified Telecommunication Services	1.1		2,854,622
Machinery	1.1		2,765,748
Specialty Retail	1.0		2,604,239
Multi-Utilities	0.8		2,175,188
Health Care Equipment & Supplies	0.6		1,640,918
Marine	0.6		1,456,267
Energy Equipment & Services	0.5		1,366,926
Office Electronics	0.5		1,285,274
Computers & Peripherals	0.4		904,247
Household Durables	0.0	(E)	46,374

Investment Securities, at Value	94.9		245,119,940
Short-Term Investments	5.1		13,256,953

Total Investments	100.0%		$258,376,893

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$29,408,176	$215,711,764	$—	$245,119,940
Securities Lending Collateral	11,235,885	—	—	11,235,885
Repurchase Agreement	—	2,021,068	—	2,021,068
Total Investment Securities	$40,644,061	$217,732,832	$—	$258,376,893

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $10,728,310. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $226,639,510. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $41,760,851 and $10,023,468, respectively. Net unrealized appreciation for tax purposes is $31,737,383.
(E)	Percentage rounds to less than 0.1%.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ADR	American Depositary Receipt
CVA	Dutch Certificate-Depositary Receipt
GDR	Global Depositary Receipt
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
PREFERRED STOCK - 0.5%
Germany - 0.5%
Sartorius AG, 1.24% (A)	20,000	$ 2,109,943

Total Preferred Stock (cost $1,963,019)		2,109,943

COMMON STOCKS - 97.9%
Australia - 4.7%
Amcor, Ltd.	302,215	3,096,322
Ansell, Ltd. (B)	152,286	2,805,257
Computershare, Ltd.	380,364	3,861,041
Iluka Resources, Ltd. (B)	272,620	2,653,968
Mesoblast, Ltd. (C)	210,726	1,314,507
Mineral Deposits, Ltd. (C)	397,343	1,171,712
Mirvac Group - REIT	2,453,770	4,035,375
PanAust, Ltd.	447,392	854,162
Starpharma Holdings, Ltd. (B) (C)	965,068	816,360
Austria - 2.2%
Andritz AG	11,446	705,086
Kapsch TrafficCom AG (B)	75,000	4,049,827
Mayr Melnhof Karton AG	21,956	2,451,934
Rosenbauer International AG (B) (D)	29,500	2,383,189
Belgium - 0.7%
Kinepolis Group NV	22,500	3,278,863
Brazil - 0.7%
BR Properties SA	137,671	1,167,641
Cia Hering	129,608	1,883,198
Denmark - 3.1%
Auriga Industries - Class B (C)	44,500	1,745,734
Jyske Bank A/S (C)	92,000	5,193,501
Matas A/S (C)	106,191	2,677,368
Sydbank A/S (C)	125,400	3,704,987
Finland - 0.1%
F-Secure OYJ	170,047	440,983
France - 4.5%
Eurofins Scientific	6,166	1,690,702
Groupe Eurotunnel SA	430,000	4,169,729
Inside Secure SA (C)	200,000	616,418
Lectra (D)	515,000	4,894,686
Medica SA	200,000	5,145,870
Naturex	7,830	618,522
Saft Groupe SA	80,000	2,539,534
Germany - 8.6%
CANCOM SE (B)	17,000	652,752
Delticom AG	50,000	2,638,786
Freenet AG (C)	200,000	5,209,684
MTU Aero Engines AG	32,500	3,247,295
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	55,000	915,904
RIB Software AG	240,000	2,147,090
SAF-Holland SA (C)	180,000	2,564,924
STRATEC Biomedical AG (B)	21,179	904,225
Suss Microtec AG (C)	130,300	1,385,773
Tipp24 SE (C)	82,000	5,334,638
Tom Tailor Holding AG (C)	241,500	5,508,660
VTG AG	64,000	1,336,025
XING AG	57,000	5,763,361
Hong Kong - 4.8%
Baoxin Auto Group, Ltd. (B)	2,018,500	2,082,807
Convenience Retail Asia, Ltd.	648,000	451,335
Dah Chong Hong Holdings, Ltd. (B)	1,109,000	946,934

	Shares	Value
Hong Kong (continued)
Dah Sing Banking Group, Ltd. (B)	1,175,640	$ 2,219,962
Johnson Electric Holdings, Ltd. (B)	2,678,000	1,927,414
Minth Group, Ltd.	646,000	1,353,159
Samsonite International SA (B)	747,900	2,040,253
Shenzhou International Group Holdings, Ltd.	648,000	2,219,064
Techtronic Industries Co.	1,519,500	3,825,698
Yue Yuen Industrial Holdings	737,500	2,026,151
Yuexiu Transport Infrastructure, Ltd.	3,708,000	1,946,545
Indonesia - 0.4%
Ciputra Property PT	14,989,000	1,050,460
Surya Citra Media Tbk PT	2,580,000	537,858
Ireland - 3.1%
Glanbia PLC	335,000	4,694,011
IFG Group PLC	800,000	1,515,248
Irish Continental Group PLC	59,500	2,085,493
Paddy Power PLC	6,621	539,380
Smurfit Kappa Group PLC - Class B	200,000	4,860,742
Italy - 4.4%
Amplifon SpA (B)	700,000	3,735,168
Cairo Communication SpA	227,000	1,590,359
Credito Emiliano SpA	130,000	985,794
Danieli & C Officine Meccaniche SpA - Class B	40,000	828,227
de’Longhi SpA	74,312	1,150,227
Maire Tecnimont SpA (C)	930,000	1,865,018
MARR SpA	148,000	2,326,965
Prysmian SpA	150,000	3,665,923
Sorin SpA (C)	1,100,000	3,031,854
Japan - 18.8%
AICA Kogyo Co., Ltd.	153,000	3,124,418
Arcs Co., Ltd.	133,000	2,488,762
Asahi Diamond Industrial Co., Ltd. (B)	226,200	2,187,696
Capcom Co., Ltd. (B)	12,300	229,288
Daibiru Corp.	241,400	3,058,928
Eagle Industry Co., Ltd. (B)	150,000	2,401,098
Exedy Corp.	6,600	195,389
Fujikura Kasei Co., Ltd.	65,200	354,081
Glory, Ltd.	52,600	1,300,423
Hitachi High-Technologies Corp.	111,200	2,546,755
Hitachi Transport System, Ltd. (B)	82,700	1,310,349
Icom, Inc.	13,100	302,021
JSP Corp. (B)	161,300	2,557,375
Kissei Pharmaceutical Co., Ltd.	102,600	2,367,532
Koito Manufacturing Co., Ltd.	136,000	2,468,829
Kureha Corp. (B)	569,000	2,187,349
Kuroda Electric Co., Ltd. (B)	189,200	2,641,835
Lintec Corp.	89,400	1,847,461
Mitsui Sugar Co., Ltd. (B)	510,000	1,825,689
Modec, Inc.	57,500	1,737,339
Musashi Seimitsu Industry Co., Ltd. (B)	107,100	2,518,206
Nabtesco Corp.	80,600	1,959,876
NEC Networks & System Integration Corp.	172,200	4,323,826
Nichi-iko Pharmaceutical Co., Ltd. (B)	130,900	3,257,524
Nifco, Inc.	4,600	122,099
Nihon Parkerizing Co., Ltd.	158,000	3,078,694
Nippon Soda Co., Ltd.	445,000	2,710,821
Nippon Thompson Co., Ltd. (B)	77,000	418,163
Nitta Corp. (B)	188,200	3,958,076

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Japan (continued)
Obara Group, Inc.	19,000	$ 479,589
Plenus Co., Ltd.	98,700	2,234,376
Shinko Plantech Co., Ltd. (B)	56,200	452,663
Sumitomo Real Estate Sales Co., Ltd.	73,900	2,408,721
Takasago International Corp.	424,000	2,354,358
Tokai Tokyo Financial Holdings, Inc. (B)	429,600	3,573,811
Trusco Nakayama Corp. (B)	140,800	2,989,834
Tsumura & Co. (B)	24,600	770,548
Tsuruha Holdings, Inc. - Class B	20,400	1,848,510
Tsutsumi Jewelry Co., Ltd. (B) (D)	78,800	1,916,908
Unipres Corp. (B)	106,100	2,133,222
Yushin Precision Equipment Co., Ltd. (B)	69,900	1,415,345
Korea, Republic of - 1.7%
Halla Visteon Climate Control Corp.	58,540	2,190,938
Hankook Tire Co., Ltd.	77,820	4,570,527
Sung Kwang Bend Co., Ltd.	28,704	786,096
Malaysia - 0.5%
Bursa Malaysia Bhd	852,500	2,172,078
Netherlands - 2.1%
Delta Lloyd NV	300,320	6,385,510
PostNL NV (C)	79,030	414,404
Unit4 NV	47,500	2,239,200
New Zealand - 0.9%
Chorus, Ltd.	794,266	1,738,569
Fletcher Building, Ltd.	269,566	2,224,388
Norway - 3.7%
Borregaard ASA	1,100,000	4,859,694
Polarcus, Ltd. (B) (C)	1,430,000	932,026
ProSafe SE	141,400	1,212,567
Schibsted ASA	36,000	2,201,224
Storebrand ASA - Class A (C)	1,050,000	6,780,054
Singapore - 2.7%
First Resources, Ltd. (B)	1,521,000	2,387,659
Goodpack, Ltd.	289,000	445,528
Mapletree Commercial Trust - REIT	1,444,000	1,464,692
Mapletree Industrial Trust - REIT (B)	2,115,800	2,359,027
SATS, Ltd. (B)	365,000	999,034
SembCorp Industries, Ltd.	232,000	993,592
UOL Group, Ltd.	455,000	2,413,822
Vard Holdings, Ltd. (B) (C)	1,123,000	795,556
Sweden - 2.0%
Byggmax Group AB - Class A	305,873	2,298,750
Loomis AB	235,000	5,639,231
Opus Group AB	516,066	661,005
Switzerland - 4.5%
Clariant AG (C)	210,000	3,703,091
Comet Holding AG (C)	3,766	1,396,660
Forbo Holding AG (C)	2,430	1,906,828
Helvetia Holding AG	8,550	4,035,419
Kuoni Reisen Holding AG (C)	13,000	5,501,736
Orior AG (B) (C)	34,500	1,939,163
Schweizerische National-Versicherungs-Gesellschaft AG	20,000	988,593
Taiwan - 2.0%
CHC Healthcare Group	539,600	1,537,280
CTCI Corp.	1,059,000	1,852,741
Giant Manufacturing Co., Ltd.	253,000	1,898,824
Lung Yen Life Service Corp.	292,000	884,562
Merida Industry Co., Ltd.	340,400	2,583,747

	Shares	Value
Thailand - 0.9%
Hemaraj Land and Development PCL	17,480,000	$ 1,954,390
Siam City Cement PCL (B)	44,600	570,307
VGI Global Media PCL	3,411,100	1,369,920
United Kingdom - 20.8%
A.G.BARR PLC	187,122	1,570,664
Anglo Pacific Group PLC	325,000	1,156,853
Ashtead Group PLC	240,000	2,520,544
Berendsen PLC	140,000	2,178,539
Berkeley Group Holdings PLC	62,732	2,353,676
Bodycote PLC	195,000	2,057,322
Bovis Homes Group PLC	100,000	1,258,668
Computacenter PLC	202,500	1,927,025
CSR PLC	250,000	2,202,670
Daily Mail & General Trust PLC (B)	150,000	1,957,750
DCC PLC	60,000	2,692,749
Dechra Pharmaceuticals PLC	200,000	2,212,691
Devro PLC	261,530	1,326,363
Dignity PLC	95,637	2,136,086
Diploma PLC	125,000	1,388,945
Domino Printing Sciences PLC	130,000	1,441,376
Elementis PLC	300,000	1,246,322
EnQuest PLC (B) (C)	600,000	1,284,323
Fenner PLC (B)	200,000	1,282,719
Grafton Group PLC	250,000	2,385,056
Grainger PLC	612,380	1,909,775
Halma PLC	200,000	1,758,929
IG Group Holdings PLC	216,970	2,134,302
Inchcape PLC	175,000	1,784,583
John Wood Group PLC	120,000	1,562,352
Keller Group PLC	48,182	811,950
Kier Group PLC	90,000	2,610,494
Kofax PLC (C)	200,000	1,215,377
Lamprell PLC - Class A (C)	550,000	1,446,266
London Stock Exchange Group PLC	61,006	1,606,155
Micro Focus International PLC	138,462	1,817,145
Millennium & Copthorne Hotels PLC	117,038	1,068,716
N Brown Group PLC	185,417	1,559,325
Premier Oil PLC	220,000	1,223,682
QinetiQ Group PLC - Class A	475,000	1,507,235
Ricardo PLC	200,000	1,957,750
RPS Group PLC	300,000	1,394,957
SDL PLC	215,000	868,722
Senior PLC	406,339	1,940,237
SIG PLC	792,068	2,616,202
Soco International PLC (C)	247,762	1,581,498
Sports Direct International PLC (C)	200,000	2,244,759
ST Modwen Properties PLC	325,000	1,835,852
Synthomer PLC	400,000	1,561,711
TalkTalk Telecom Group PLC (B)	400,000	1,711,148
Taylor Wimpey PLC	900,000	1,590,251
Telecom Plus PLC	100,000	2,474,045
Travis Perkins PLC	70,000	2,083,136
TT electronics PLC - Class B	300,000	957,229
Ultra Electronics Holdings PLC	60,000	1,860,584
Victrex PLC	50,000	1,322,804
WS Atkins PLC	120,000	2,374,314

Total Common Stocks (cost $327,917,715)		427,395,687

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (A)	32,655,387	$ 32,655,387

Total Securities Lending Collateral (cost $32,655,387)		32,655,387

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.01% (A), dated 10/31/2013, to be repurchased at $4,671,688 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/15/2029, and with a value of $4,766,927.	$ 4,671,686	4,671,686

Total Repurchase Agreement (cost $4,671,686)		4,671,686

Total Investment Securities (cost $367,207,807) (E)		466,832,703
Other Assets and Liabilities - Net - (7.0%)		(30,533,610)

Net Assets - 100.0%		$ 436,299,093

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Chemicals	6.3%	$29,529,495
Specialty Retail	4.6	21,251,236
Machinery	4.5	20,915,948
Auto Components	4.4	20,518,391
Insurance	3.9	18,189,576
Real Estate Management & Development	3.4	15,799,589
Trading Companies & Distributors	3.3	15,236,607
Software	3.2	14,768,395
Hotels, Restaurants & Leisure	3.2	14,678,846
Electronic Equipment & Instruments	3.0	14,200,726
Commercial Banks	2.6	12,104,244
Household Durables	2.6	12,085,348
Media	2.3	10,935,974
Food Products	2.3	10,852,244
IT Services	2.3	10,764,644
Health Care Providers & Services	2.2	10,418,318
Containers & Packaging	2.2	10,408,998
Pharmaceuticals	2.0	9,424,655
Commercial Services & Supplies	2.0	9,212,727
Food & Staples Retailing	1.9	9,054,735
Health Care Equipment & Supplies	1.9	8,851,279
Electrical Equipment	1.7	8,132,871
Real Estate Investment Trusts	1.7	7,859,094
Diversified Financial Services	1.6	7,427,783
Energy Equipment & Services	1.6	7,343,213
Construction & Engineering	1.5	7,140,203
Road & Rail	1.5	6,816,103
Aerospace & Defense	1.4	6,615,114
Textiles, Apparel & Luxury Goods	1.4	6,285,468
Internet Software & Services	1.2	5,763,361
Oil, Gas & Consumable Fuels	1.1	5,246,356
Wireless Telecommunication Services	1.1	5,209,684

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities	Value
Metals & Mining	1.0%	$4,679,842
Leisure Equipment & Products	1.0	4,482,571
Professional Services	0.9	4,332,064
Semiconductors & Semiconductor Equipment	0.9	4,204,861
Building Products	0.8	3,910,514
Industrial Conglomerates	0.8	3,686,341
Capital Markets	0.8	3,573,811
Diversified Telecommunication Services	0.7	3,449,717
Diversified Consumer Services	0.7	3,020,648
Transportation Infrastructure	0.6	2,945,579
Marine	0.6	2,881,049
Construction Materials	0.6	2,794,695
Distributors	0.6	2,731,517
Multi-Utilities	0.5	2,474,045
Life Sciences Tools & Services	0.4	1,690,702
Beverages	0.3	1,570,664
Internet & Catalog Retail	0.3	1,559,325
Biotechnology	0.3	1,314,507
Air Freight & Logistics	0.2	859,932
Communications Equipment	0.1	302,021

Investment Securities, at Value	92.0	429,505,630
Short-Term Investments	8.0	37,327,073

Total Investments	100.0%	$466,832,703

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Preferred Stock	$—	$2,109,943	$—	$2,109,943
Common Stocks	3,050,839	424,344,848	—	427,395,687
Securities Lending Collateral	32,655,387	—	—	32,655,387
Repurchase Agreement	—	4,671,686	—	4,671,686
Total Investment Securities	$35,706,226	$431,126,477	$—	$466,832,703

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $30,939,651. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Illiquid. Total aggregate market value of illiquid securities is $9,194,783, or 2.11% of the fund’s net assets.
(E)	Aggregate cost for federal income tax purposes is $373,622,376. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $98,699,137 and $5,488,810, respectively. Net unrealized appreciation for tax purposes is $93,210,327.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
PREFERRED STOCK - 0.0% (A)
United Kingdom - 0.0% (A)
Rolls-Royce Holdings PLC, 0.00% (B) (C)	19,936,520	$ 31,966

Total Preferred Stock (cost $32,322)		31,966

COMMON STOCKS - 96.4%
Belgium - 1.0%
Anheuser-Busch InBev NV	26,447	2,750,583
Brazil - 2.6%
Embraer SA - ADR	76,127	2,237,373
Itau Unibanco Holding SA - ADR	191,996	2,958,658
Natura Cosmeticos SA	88,400	1,767,842
Canada - 1.8%
Canadian National Railway Co.	29,485	3,239,349
Teck Resources, Ltd. - Class B (D)	58,944	1,577,267
China - 2.2%
Baidu, Inc. - ADR (B)	37,119	5,972,447
Denmark - 2.3%
Novo Nordisk A/S - Class B	37,421	6,226,331
Finland - 0.8%
Kone OYJ - Class B	23,097	2,036,828
France - 7.6%
Air Liquide SA - Class A	38,370	5,225,313
Cie Generale des Etablissements Michelin - Class B	30,346	3,173,398
LVMH Moet Hennessy Louis Vuitton SA	35,740	6,880,981
Publicis Groupe SA	59,937	4,999,138
Germany - 6.6%
Adidas AG	47,997	5,479,316
Deutsche Bank AG	99,152	4,796,637
Fresenius Medical Care AG & Co., KGaA	73,860	4,889,817
SAP AG	33,160	2,605,029
Hong Kong - 10.6%
AIA Group, Ltd.	1,074,647	5,454,322
China Mobile, Ltd.	396,728	4,165,311
CNOOC, Ltd.	760,225	1,557,123
Hong Kong Exchanges and Clearing, Ltd.	267,861	4,329,032
HSBC Holdings PLC	465,819	5,131,039
Industrial & Commercial Bank of China, Ltd. - Class H	7,155,171	5,002,067
Sands China, Ltd.	90,498	645,497
Sinopharm Group Co., Ltd. - Class H (D)	763,678	2,063,595
Italy - 1.6%
Intesa Sanpaolo SpA	934,695	2,323,688
Saipem SpA	88,685	2,078,311
Japan - 15.0%
Bridgestone Corp.	104,067	3,550,745
FANUC Corp.	20,178	3,225,854
Japan Exchange Group, Inc.	40,900	942,950
Komatsu, Ltd.	204,274	4,445,707
Kubota Corp.	195,846	2,884,013
Mitsubishi UFJ Financial Group, Inc.	1,273,980	8,032,824
Softbank Corp.	55,556	4,124,467
Sumitomo Mitsui Trust Holdings, Inc.	1,016,292	4,981,722
Toyota Motor Corp.	123,455	7,985,089
Korea, Republic of - 1.8%
Samsung Electronics Co., Ltd.	3,490	4,820,033
Mexico - 0.9%
Wal-Mart de Mexico SAB de CV - Series V	952,903	2,477,340
Netherlands - 2.7%
ASML Holding NV	43,045	4,086,427
ING Groep NV - CVA (B)	244,456	3,114,311

	Shares	Value
Spain - 1.4%
Amadeus IT Holding SA - Class A	45,437	$ 1,687,278
Banco Bilbao Vizcaya Argentaria SA	188,299	2,206,114
Sweden - 1.7%
Hennes & Mauritz AB - Class B	104,511	4,515,873
Switzerland - 8.4%
Julius Baer Group, Ltd. (B)	64,870	3,187,914
Nestle SA	53,205	3,840,775
Novartis AG	72,561	5,633,904
Roche Holding AG	22,559	6,245,463
Syngenta AG	9,122	3,684,590
Taiwan - 0.3%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	37,400	688,534
United Kingdom - 16.0%
ARM Holdings PLC	104,056	1,644,241
British American Tobacco PLC	84,480	4,654,240
Burberry Group PLC	116,216	2,860,329
Carnival PLC - Class A	92,963	3,315,023
Kingfisher PLC	860,724	5,209,818
Pearson PLC	131,229	2,743,779
Reckitt Benckiser Group PLC - Class A	70,387	5,471,378
Rolls-Royce Holdings PLC (B)	231,820	4,274,550
SABMiller PLC	68,021	3,548,969
Standard Chartered PLC	207,675	4,993,124
Tullow Oil PLC	51,852	783,589
WPP PLC - Class A	165,823	3,522,916
United States - 11.1%
Accenture PLC - Class A (D)	42,026	3,088,911
Liberty Global PLC (B)	42,900	3,362,073
Lululemon Athletica, Inc. (B) (D)	56,065	3,871,288
MercadoLibre, Inc. (D)	15,200	2,046,452
Potash Corp. of Saskatchewan, Inc. (D)	89,945	2,797,290
Schlumberger, Ltd.	52,346	4,905,867
SINA Corp. (B)	22,000	1,838,320
Yandex NV - Class A (B)	95,405	3,516,628
Yum! Brands, Inc.	62,795	4,246,198

Total Common Stocks (cost $215,026,346)		258,623,202

SECURITIES LENDING COLLATERAL - 5.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (E)	14,386,573	14,386,573

Total Securities Lending Collateral (cost $14,386,573)		14,386,573

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
State Street Bank & Trust Co. 0.01% (E), dated 10/31/2013, to be repurchased at $8,774,156 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $8,951,548.	$ 8,774,153	8,774,153

Total Repurchase Agreement (cost $8,774,153)		8,774,153

Total Investment Securities (cost $238,219,394) (F)		281,815,894
Other Assets and Liabilities - Net - (5.0%)		(13,455,593)

Net Assets - 100.0%		$ 268,360,301

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	SSB	(10,601,400)	04/28/2014	$(14,635,869)	$237,352
GBP	SSB	5,832,700	02/18/2014	9,439,467	(95,242)
GBP	SSB	(5,832,700)	02/18/2014	(9,035,506)	(308,720)
JPY	SSB	(2,630,962,300)	01/06/2014	(26,531,693)	(237,476)
JPY	SSB	551,925,500	01/06/2014	5,517,015	98,644

					$(305,442)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Commercial Banks	12.6%	$35,629,236
Textiles, Apparel & Luxury Goods	6.8	19,091,914
Pharmaceuticals	6.4	18,105,698
Media	5.2	14,627,906
Internet Software & Services	4.7	13,373,847
Machinery	4.5	12,592,402
Chemicals	4.2	11,707,193
Semiconductors & Semiconductor Equipment	4.0	11,239,235
Specialty Retail	3.5	9,725,691
Diversified Financial Services	3.0	8,386,293
Wireless Telecommunication Services	2.9	8,289,778
Hotels, Restaurants & Leisure	2.9	8,206,718
Automobiles	2.8	7,985,089
Capital Markets	2.8	7,984,551
Energy Equipment & Services	2.5	6,984,178
Health Care Providers & Services	2.5	6,953,412
Auto Components	2.4	6,724,143
Aerospace & Defense	2.3	6,543,889
Beverages	2.2	6,299,552
Household Products	1.9	5,471,378
Insurance	1.9	5,454,322
IT Services	1.7	4,776,189
Tobacco	1.7	4,654,240
Food Products	1.4	3,840,775
Road & Rail	1.2	3,239,349
Software	0.9	2,605,029
Food & Staples Retailing	0.9	2,477,340
Oil, Gas & Consumable Fuels	0.8	2,340,712
Personal Products	0.6	1,767,842
Metals & Mining	0.6	1,577,267

Investment Securities, at Value	91.8	258,655,168
Short-Term Investments	8.2	23,160,726

Total Investments	100.0%	$281,815,894

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica International Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Preferred Stock	$—	$31,966	$—	$31,966
Common Stocks	50,591,837	208,031,365	—	258,623,202
Securities Lending Collateral	14,386,573	—	—	14,386,573
Repurchase Agreement	—	8,774,153	—	8,774,153
Total Investment Securities	$64,978,410	$216,837,484	$—	$281,815,894

Derivative Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$335,996	$—	$335,996
Total Derivative Financial Instruments	$—	$335,996	$—	$335,996

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(641,438)	$—	$(641,438)
Total Derivative Financial Instruments	$—	$(641,438)	$—	$(641,438)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1%.
(B)	Non-income producing security.
(C)	Illiquid. Total aggregate market value of illiquid securities is $31,966, or 0.01% of the fund’s net assets.
(D)	All or a portion of this security is on loan. The value of all securities on loan is $14,006,786. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Rate shown reflects the yield at October 31, 2013.
(F)	Aggregate cost for federal income tax purposes is $239,003,801. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $47,744,183 and $4,932,090, respectively. Net unrealized appreciation for tax purposes is $42,812,093.
(G)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(H)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

ADR	American Depositary Receipt
CVA	Dutch Certificate - Depositary Receipt
SSB	State Street Bank & Trust Co.

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 113.9%
Aerospace & Defense - 4.2%
Honeywell International, Inc. (A)	24,870	$ 2,156,975
United Technologies Corp. (A)	28,100	2,985,625
Auto Components - 1.4%
Dana Holding Corp.	6,717	131,653
Johnson Controls, Inc. (A)	21,830	1,007,455
TRW Automotive Holdings Corp. (A) (B)	7,800	585,858
Automobiles - 2.1%
General Motors Co. (A) (B)	68,810	2,542,530
Beverages - 2.1%
Beam, Inc.	1,858	125,043
Coca-Cola Enterprises, Inc. (A)	15,783	658,625
Dr. Pepper Snapple Group, Inc. (A)	14,740	697,939
PepsiCo, Inc. (A)	13,250	1,114,192
Biotechnology - 3.4%
Alexion Pharmaceuticals, Inc. (A) (B)	5,990	736,470
Biogen IDEC, Inc. (A) (B)	6,830	1,667,818
Celgene Corp. (A) (B)	7,700	1,143,373
Vertex Pharmaceuticals, Inc. (B)	9,470	675,590
Building Products - 0.6%
Masco Corp. (A)	36,100	762,793
Capital Markets - 3.2%
Goldman Sachs Group, Inc. (A)	4,020	646,657
Invesco, Ltd. (A)	28,980	978,075
Morgan Stanley (A)	38,680	1,111,276
State Street Corp. (A)	12,680	888,488
TD Ameritrade Holding Corp. (A)	9,820	267,693
Chemicals - 1.9%
Air Products & Chemicals, Inc. (A)	10,770	1,174,038
Axiall Corp. (A)	15,360	597,350
Dow Chemical Co.	14,070	555,343
Commercial Banks - 4.0%
BB&T Corp. (A)	18,460	627,086
CIT Group, Inc. (A) (B)	9,590	461,854
Comerica, Inc. - Class A (A)	27,530	1,192,049
SunTrust Banks, Inc. (A)	28,800	968,832
Wells Fargo & Co. (A)	38,140	1,628,197
Communications Equipment - 1.7%
Cisco Systems, Inc. (A)	35,040	788,400
QUALCOMM, Inc. (A)	18,718	1,300,339
Computers & Peripherals - 0.3%
SanDisk Corp.	5,290	367,655
Construction & Engineering - 1.9%
Fluor Corp. (A)	31,770	2,357,969
Consumer Finance - 0.6%
Capital One Financial Corp. (A)	10,330	709,361
Containers & Packaging - 0.5%
Ball Corp.	13,470	658,548
Diversified Financial Services - 2.5%
Bank of America Corp. (A)	89,110	1,243,976
Citigroup, Inc. (A)	24,759	1,207,744
IntercontinentalExchange, Inc. (B)	2,910	560,844
Electric Utilities - 3.5%
Edison International (A)	30,570	1,498,847
NextEra Energy, Inc. (A)	21,120	1,789,920
Xcel Energy, Inc. (A)	34,360	991,630
Electrical Equipment - 1.9%
Emerson Electric Co. (A)	34,150	2,287,026

	Shares	Value
Energy Equipment & Services - 1.8%
Cameron International Corp. (A) (B)	5,440	$ 298,438
Ensco PLC - Class A	10,980	632,997
Schlumberger, Ltd. (A)	13,180	1,235,230
Food & Staples Retailing - 0.6%
CVS Caremark Corp. (A)	12,380	770,779
Food Products - 4.4%
Archer-Daniels-Midland Co. (A)	28,050	1,147,245
General Mills, Inc. (A)	50,220	2,532,092
Kellogg Co.	8,070	510,428
Mondelez International, Inc. - Class A (A)	36,020	1,211,713
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	17,110	625,371
Baxter International, Inc. (A)	16,960	1,117,155
Stryker Corp.	5,180	382,595
Health Care Providers & Services - 3.5%
DaVita HealthCare Partners, Inc. (A) (B)	20,890	1,174,227
Humana, Inc. - Class A (A)	9,920	914,128
McKesson Corp.	4,200	656,628
UnitedHealth Group, Inc. (A)	22,220	1,516,737
Health Care Technology - 0.4%
Cerner Corp. (A) (B)	9,710	544,051
Hotels, Restaurants & Leisure - 0.6%
Royal Caribbean Cruises, Ltd. - Class A (A)	14,440	607,057
Yum! Brands, Inc.	2,630	177,841
Household Durables - 1.1%
Lennar Corp. - Class A	9,630	342,347
PulteGroup, Inc. (A)	30,390	536,383
Toll Brothers, Inc. (A) (B)	12,550	412,644
Household Products - 1.3%
Kimberly-Clark Corp. (A)	8,680	937,440
Procter & Gamble Co. (A)	7,870	635,503
Insurance - 6.7%
ACE, Ltd. (A)	24,240	2,313,466
Aflac, Inc. (A)	3,090	200,788
AON PLC (A)	5,820	460,304
Axis Capital Holdings, Ltd.	6,760	320,559
Everest RE Group, Ltd. (A)	3,500	538,090
Hartford Financial Services Group, Inc. (A)	25,480	858,676
Marsh & McLennan Cos., Inc. (A)	12,650	579,370
MetLife, Inc. (A)	31,290	1,480,330
PartnerRe, Ltd. (A)	3,140	314,659
Prudential Financial, Inc.	5,220	424,856
RenaissanceRe Holdings, Ltd. (A)	6,170	578,191
XL Group PLC - Class A	3,950	120,751
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (A) (B)	3,280	1,194,019
Expedia, Inc. (A)	4,960	292,045
priceline.com, Inc. (B)	280	295,072
Internet Software & Services - 5.3%
eBay, Inc. (A) (B)	20,930	1,103,220
Facebook, Inc. - Class A (B)	5,030	252,808
Google, Inc. - Class A (A) (B)	4,650	4,792,197
LinkedIn Corp. - Class A (B)	1,560	348,925
IT Services - 1.6%
Alliance Data Systems Corp. (B)	3,060	725,404
Cognizant Technology Solutions Corp. - Class A (A) (B)	5,310	461,598
Visa, Inc. - Class A (A)	3,860	759,146

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Life Sciences Tools & Services - 0.5%
Mettler-Toledo International, Inc. (B)	2,700	$ 668,142
Machinery - 2.0%
PACCAR, Inc. (A)	24,310	1,351,636
SPX Corp. (A)	7,180	651,298
WABCO Holdings, Inc. (B)	4,600	394,128
Media - 8.4%
CBS Corp. - Class B (A)	29,360	1,736,350
Comcast Corp. - Class A (A)	30,610	1,456,424
DISH Network Corp. - Class A (A)	17,850	860,370
Time Warner Cable, Inc. (A)	5,820	699,273
Time Warner, Inc. (A)	79,770	5,483,390
Metals & Mining - 2.7%
Alcoa, Inc. (A)	173,930	1,612,331
Alumina, Ltd. - ADR (A) (B)	76,970	298,644
Freeport-McMoRan Copper & Gold, Inc. (A)	18,470	678,957
U.S. Steel Corp. (A)	28,280	703,889
Multi-Utilities - 2.2%
CMS Energy Corp. (A)	28,270	776,294
NiSource, Inc. - Class B (A)	21,550	679,256
Sempra Energy (A)	13,120	1,195,757
Multiline Retail - 0.5%
Nordstrom, Inc.	5,870	354,959
Target Corp. (A)	3,410	220,934
Oil, Gas & Consumable Fuels - 2.2%
Anadarko Petroleum Corp. - Class A	6,080	579,363
Cheniere Energy, Inc. (B)	4,660	185,468
Marathon Petroleum Corp. (A)	4,930	353,284
Occidental Petroleum Corp.	6,810	654,305
Phillips 66	4,180	269,317
Williams Cos., Inc. (A)	17,390	620,997
Paper & Forest Products - 0.3%
International Paper Co.	9,140	407,735
Pharmaceuticals - 4.7%
Allergan, Inc.	2,750	249,177
Bristol-Myers Squibb Co. (A)	42,410	2,227,373
Johnson & Johnson (A)	29,380	2,720,882
Valeant Pharmaceuticals International, Inc. (A) (B)	5,200	549,744
Real Estate Investment Trusts - 5.7%
Apartment Investment & Management Co. - Class A (A)	15,230	426,135
Boston Properties, Inc. (A)	3,240	335,340
Brandywine Realty Trust (A)	26,530	377,522
Brixmor Property Group, Inc. (B)	8,600	177,590
Camden Property Trust (A)	8,140	522,588
Cousins Properties, Inc. (A)	37,010	419,323
Digital Realty Trust, Inc.	5,050	240,683
Extra Space Storage, Inc. (A)	11,500	528,885
HCP, Inc.	12,780	530,370
Highwoods Properties, Inc. (A)	13,230	510,678
Host Hotels & Resorts, Inc. (A)	43,320	803,586
Kimco Realty Corp.	15,730	337,880
Post Properties, Inc. (A)	7,490	342,593
ProLogis, Inc. - Class A (A)	17,160	685,542
Simon Property Group, Inc. (A)	4,630	715,567
Road & Rail - 2.4%
CSX Corp. (A)	56,690	1,477,342
Norfolk Southern Corp. (A)	3,970	341,499
Union Pacific Corp. (A)	7,000	1,059,800

	Shares	Value
Semiconductors & Semiconductor Equipment - 7.6%
Applied Materials, Inc. - Class A (A)	51,960	$ 927,486
ASML Holding NV - Class G	2,985	282,500
Avago Technologies, Ltd. - Class A (A)	49,650	2,255,599
Broadcom Corp. - Class A (A)	12,080	322,778
Freescale Semiconductor, Ltd. (A) (B)	38,620	596,293
KLA-Tencor Corp. (A)	12,720	834,432
LAM Research Corp. (A) (B)	34,520	1,872,020
LSI Corp. (A)	31,910	270,597
ON Semiconductor Corp. (A) (B)	50,390	355,753
Teradyne, Inc. (B)	28,300	494,967
Xilinx, Inc. (A)	23,970	1,088,717
Software - 2.3%
Adobe Systems, Inc. (A) (B)	14,710	797,282
Citrix Systems, Inc. (A) (B)	6,890	391,214
Microsoft Corp. (A)	14,040	496,314
Oracle Corp. (A)	20,000	670,000
VMware, Inc. - Class A (A) (B)	6,170	501,498
Specialty Retail - 2.7%
AutoZone, Inc. (A) (B)	890	386,874
Home Depot, Inc. (A)	17,050	1,328,025
Lowe’s Cos., Inc. (A)	17,980	895,044
TJX Cos., Inc. (A)	10,640	646,806
Textiles, Apparel & Luxury Goods - 1.0%
Lululemon Athletica, Inc. (A) (B)	5,560	383,918
V.F. Corp. (A)	4,100	881,500
Tobacco - 1.4%
Philip Morris International, Inc. (A)	19,390	1,728,037
Trading Companies & Distributors - 0.5%
WW Grainger, Inc.	2,340	629,390
Water Utilities - 0.5%
American Water Works Co., Inc.	14,490	621,186

Total Common Stocks (cost $114,637,139)		139,315,469

	Principal	Value
REPURCHASE AGREEMENT - 0.0% (C)
State Street Bank & Trust Co. 0.01% (D), dated 10/31/2013, to be repurchased at $32,732 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $36,032.	$ 32,732	32,732

Total Repurchase Agreement (cost $32,732)		32,732

Total Investment Securities (cost $114,669,871) (E)		139,348,201
Other Assets and Liabilities - Net - (13.9%)		(16,960,270)

Net Assets - 100.0%		$ 122,387,931

	Shares	Value
SECURITIES SOLD SHORT - (78.9%)
COMMON STOCKS - (78.9%)
Aerospace & Defense - (3.6%)
Boeing Co.	(8,055)	$ (1,051,177)
Lockheed Martin Corp.	(18,480)	(2,464,123)
Raytheon Co.	(11,240)	(925,839)
Air Freight & Logistics - (0.5%)
United Parcel Service, Inc. - Class B	(6,120)	(601,229)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Auto Components - (1.0%)
Autoliv, Inc.	(6,510)	$ (580,887)
Delphi Automotive PLC - Class A	(3,290)	(188,188)
Gentex Corp.	(16,990)	(500,186)
Beverages - (0.8%)
Brown-Forman Corp. - Class B	(12,970)	(946,551)
Biotechnology - (1.2%)
Amgen, Inc.	(8,510)	(987,160)
Medivation, Inc. (B)	(2,960)	(177,186)
United Therapeutics Corp. (B)	(3,100)	(274,412)
Capital Markets - (1.6%)
Ameriprise Financial, Inc.	(2,850)	(286,539)
BlackRock, Inc. - Class A	(1,580)	(475,280)
Federated Investors, Inc. - Class B	(9,150)	(248,148)
Franklin Resources, Inc.	(17,400)	(937,164)
Teton Advisors, Inc. - Class B (F)	(3)	0
Chemicals - (3.4%)
Cabot Corp.	(15,070)	(702,413)
OM Group, Inc. (B)	(14,480)	(492,320)
Praxair, Inc.	(16,740)	(2,087,645)
Sigma-Aldrich Corp.	(10,180)	(879,857)
Commercial Banks - (2.6%)
BancorpSouth, Inc.	(22,770)	(503,217)
Bank of Hawaii Corp.	(11,240)	(651,695)
Commerce Bancshares, Inc.	(9,930)	(456,880)
Trustmark Corp. - Class A	(15,170)	(412,017)
UMB Financial Corp.	(10,250)	(603,930)
Valley National Bancorp	(52,247)	(509,408)
Communications Equipment - (0.1%)
Juniper Networks, Inc. (B)	(9,380)	(174,843)
Computers & Peripherals - (0.6%)
Seagate Technology PLC	(9,540)	(464,407)
Western Digital Corp.	(4,730)	(329,350)
Construction Materials - (0.1%)
Vulcan Materials Co.	(2,460)	(131,733)
Containers & Packaging - (0.6%)
Bemis Co., Inc.	(7,620)	(304,038)
MeadWestvaco Corp.	(12,790)	(445,731)
Electric Utilities - (3.8%)
Entergy Corp. - Class B	(15,160)	(981,155)
FirstEnergy Corp.	(35,370)	(1,339,462)
Northeast Utilities	(13,130)	(563,145)
Southern Co.	(41,770)	(1,708,811)
Electrical Equipment - (1.2%)
Rockwell Automation, Inc. - Class B	(13,370)	(1,476,182)
Energy Equipment & Services - (1.3%)
Diamond Offshore Drilling, Inc.	(4,550)	(281,782)
Halliburton Co.	(11,770)	(624,163)
Nabors Industries, Ltd.	(21,230)	(371,100)
Tenaris SA - ADR	(5,370)	(251,370)
Food & Staples Retailing - (0.9%)
Safeway, Inc.	(7,190)	(250,931)
Sysco Corp.	(26,430)	(854,746)
Food Products - (2.2%)
Hershey Co.	(19,840)	(1,968,922)
Mead Johnson Nutrition Co. - Class A	(8,810)	(719,424)
Gas Utilities - (0.5%)
ONEOK, Inc.	(9,900)	(559,350)
Health Care Equipment & Supplies - (3.2%)
Becton Dickinson and Co.	(4,370)	(459,418)
CR Bard, Inc.	(5,800)	(790,076)

	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic, Inc.	(17,690)	$ (1,015,406)
St. Jude Medical, Inc.	(6,660)	(382,217)
Varian Medical Systems, Inc. (B)	(2,580)	(187,257)
Zimmer Holdings, Inc. - Class A	(12,700)	(1,110,869)
Health Care Providers & Services - (1.4%)
Laboratory Corp. of America Holdings (B)	(5,120)	(516,608)
Tenet Healthcare Corp. (B)	(10,960)	(517,202)
WellPoint, Inc.	(8,450)	(716,560)
Health Care Technology - (0.2%)
Quality Systems, Inc.	(9,630)	(219,757)
Hotels, Restaurants & Leisure - (0.9%)
Choice Hotels International, Inc.	(3,780)	(176,110)
Darden Restaurants, Inc.	(9,880)	(509,117)
Hyatt Hotels Corp. - Class A (B)	(8,890)	(423,164)
Household Durables - (0.4%)
Harman International Industries, Inc.	(5,330)	(431,837)
Household Products - (1.0%)
Church & Dwight Co., Inc.	(18,320)	(1,193,548)
Industrial Conglomerates - (2.6%)
3M Co.	(5,220)	(656,937)
Danaher Corp.	(11,320)	(816,059)
General Electric Co.	(63,900)	(1,670,346)
Insurance - (5.4%)
Allstate Corp.	(13,770)	(730,636)
American International Group, Inc.	(12,550)	(648,207)
Arch Capital Group, Ltd. (B)	(15,160)	(878,674)
Assurant, Inc.	(4,680)	(273,686)
Chubb Corp. - Class A	(12,020)	(1,106,802)
Principal Financial Group, Inc.	(6,000)	(284,760)
Progressive Corp.	(44,720)	(1,161,378)
Torchmark Corp.	(10,630)	(774,502)
WR Berkley Corp.	(17,280)	(758,765)
Internet & Catalog Retail - (1.3%)
Groupon, Inc. - Class A (B)	(33,230)	(303,390)
NetFlix, Inc. (B)	(3,860)	(1,244,773)
Internet Software & Services - (0.5%)
AOL, Inc. (B)	(15,250)	(552,660)
IT Services - (0.8%)
Automatic Data Processing, Inc.	(9,270)	(694,972)
Paychex, Inc.	(7,820)	(330,473)
Leisure Equipment & Products - (0.6%)
Hasbro, Inc.	(14,880)	(768,552)
Machinery - (2.5%)
Caterpillar, Inc.	(10,050)	(837,768)
Dover Corp.	(14,050)	(1,289,649)
Illinois Tool Works, Inc. - Class A	(8,195)	(645,684)
Ingersoll-Rand PLC	(4,820)	(325,495)
Media - (5.0%)
AMC Networks, Inc. (B)	(3,010)	(210,971)
Discovery Communications, Inc. - Series A (B)	(9,840)	(874,973)
Interpublic Group of Cos., Inc.	(24,340)	(408,912)
News Corp. - Class B (B)	(31,490)	(564,616)
Omnicom Group, Inc.	(12,610)	(858,867)
Scripps Networks Interactive, Inc. - Class A	(13,230)	(1,065,015)
Twenty-First Century Fox, Inc.	(21,860)	(743,240)
Washington Post Co. - Class B	(2,170)	(1,396,004)
Metals & Mining - (2.4%)
Cliffs Natural Resources, Inc.	(62,375)	(1,601,790)
Nucor Corp.	(15,950)	(825,731)
Vale SA - Class B ADR	(30,780)	(492,788)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Multi-Utilities - (1.1%)
Public Service Enterprise Group, Inc.	(23,150)	$ (775,525)
Wisconsin Energy Corp.	(13,620)	(573,538)
Multiline Retail - (0.3%)
Kohl’s Corp.	(7,430)	(422,024)
Oil, Gas & Consumable Fuels - (2.7%)
CONSOL Energy, Inc.	(11,350)	(414,275)
Devon Energy Corp. - Class A	(6,370)	(402,712)
Exxon Mobil Corp.	(11,140)	(998,367)
Spectra Energy Corp.	(19,190)	(682,588)
TransCanada Corp.	(9,500)	(428,545)
WPX Energy, Inc. (B)	(17,930)	(396,970)
Personal Products - (0.9%)
Estee Lauder Cos., Inc. - Class A	(16,250)	(1,153,100)
Pharmaceuticals - (3.3%)
AbbVie, Inc. - Class G	(12,030)	(582,854)
Eli Lilly & Co.	(28,880)	(1,438,802)
Hospira, Inc. (B)	(18,820)	(762,586)
Pfizer, Inc.	(41,190)	(1,263,709)
Real Estate Investment Trusts - (5.5%)
EastGroup Properties, Inc.	(8,740)	(556,388)
Health Care REIT, Inc.	(13,090)	(848,887)
Hudson Pacific Properties, Inc.	(31,120)	(643,873)
Macerich Co. - Class A	(8,160)	(483,154)
Omega Healthcare Investors, Inc.	(11,370)	(377,939)
Public Storage	(3,040)	(507,589)
Realty Income Corp.	(9,500)	(395,675)
Senior Housing Properties Trust	(18,510)	(456,086)
UDR, Inc.	(48,910)	(1,213,457)
Washington Real Estate Investment Trust	(13,510)	(354,097)
Weingarten Realty Investors	(26,810)	(850,681)
Real Estate Management & Development - (0.6%)
Brookfield Office Properties, Inc.	(41,940)	(784,697)
Road & Rail - (1.4%)
Heartland Express, Inc.	(41,910)	(601,828)
Knight Transportation, Inc.	(34,160)	(579,695)
Werner Enterprises, Inc.	(24,780)	(573,905)
Semiconductors & Semiconductor Equipment - (5.9%)
Analog Devices, Inc. - Class A	(19,730)	(972,689)
Intel Corp.	(66,170)	(1,616,533)
Linear Technology Corp.	(23,600)	(970,904)
Microchip Technology, Inc.	(43,950)	(1,888,092)
NVIDIA Corp.	(33,020)	(501,244)
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	(68,480)	(1,260,717)
Software - (0.9%)
Electronic Arts, Inc. (B)	(40,540)	(1,064,175)
Specialty Retail - (0.2%)
Bed Bath & Beyond, Inc. (B)	(3,550)	(274,486)
Tobacco - (1.4%)
Altria Group, Inc.	(45,750)	(1,703,272)
Trading Companies & Distributors - (0.5%)
Fastenal Co.	(11,690)	(582,162)

Total Common Stocks (proceeds $(79,209,045))		(96,548,137)

Total Securities Sold Short (proceeds $(79,209,045))		$ (96,548,137)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$139,315,469	$—	$—	$139,315,469
Repurchase Agreement	—	32,732	—	32,732
Total Investment Securities	$139,315,469	$32,732	$—	$139,348,201

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Securities Sold Short
Common Stocks
Aerospace & Defense	$(4,441,139)	$—	$—	$(4,441,139)
Air Freight & Logistics	(601,229)	—	—	(601,229)
Auto Components	(1,269,261)	—	—	(1,269,261)
Beverages	(946,551)	—	—	(946,551)
Biotechnology	(1,438,758)	—	—	(1,438,758)
Capital Markets	(1,947,131)	—	0	(1,947,131)
Chemicals	(4,162,235)	—	—	(4,162,235)
Commercial Banks	(3,137,147)	—	—	(3,137,147)
Communications Equipment	(174,843)	—	—	(174,843)
Computers & Peripherals	(793,757)	—	—	(793,757)
Construction Materials	(131,733)	—	—	(131,733)
Containers & Packaging	(749,769)	—	—	(749,769)
Electric Utilities	(4,592,573)	—	—	(4,592,573)
Electrical Equipment	(1,476,182)	—	—	(1,476,182)
Energy Equipment & Services	(1,528,415)	—	—	(1,528,415)
Food & Staples Retailing	(1,105,677)	—	—	(1,105,677)
Food Products	(2,688,346)	—	—	(2,688,346)
Gas Utilities	(559,350)	—	—	(559,350)
Health Care Equipment & Supplies	(3,945,243)	—	—	(3,945,243)
Health Care Providers & Services	(1,750,370)	—	—	(1,750,370)
Health Care Technology	(219,757)	—	—	(219,757)
Hotels, Restaurants & Leisure	(1,108,391)	—	—	(1,108,391)
Household Durables	(431,837)	—	—	(431,837)
Household Products	(1,193,548)	—	—	(1,193,548)
IT Services	(1,025,445)	—	—	(1,025,445)
Industrial Conglomerates	(3,143,342)	—	—	(3,143,342)
Insurance	(6,617,410)	—	—	(6,617,410)
Internet & Catalog Retail	(1,548,163)	—	—	(1,548,163)
Internet Software & Services	(552,660)	—	—	(552,660)
Leisure Equipment & Products	(768,552)	—	—	(768,552)
Machinery	(3,098,596)	—	—	(3,098,596)
Media	(6,122,598)	—	—	(6,122,598)
Metals & Mining	(2,920,309)	—	—	(2,920,309)
Multi-Utilities	(1,349,063)	—	—	(1,349,063)
Multiline Retail	(422,024)	—	—	(422,024)
Oil, Gas & Consumable Fuels	(3,323,457)	—	—	(3,323,457)
Personal Products	(1,153,100)	—	—	(1,153,100)
Pharmaceuticals	(4,047,951)	—	—	(4,047,951)
Real Estate Investment Trusts	(6,687,826)	—	—	(6,687,826)
Real Estate Management & Development	(784,697)	—	—	(784,697)
Road & Rail	(1,755,428)	—	—	(1,755,428)
Semiconductors & Semiconductor Equipment	(7,210,179)	—	—	(7,210,179)
Software	(1,064,175)	—	—	(1,064,175)
Specialty Retail	(274,486)	—	—	(274,486)
Tobacco	(1,703,272)	—	—	(1,703,272)
Trading Companies & Distributors	(582,162)	—	—	(582,162)
Total Securities Sold Short	$(96,548,137)	$—	$0	$(96,548,137)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY (continued):

Level 3 Rollforward - Securities Sold Short

Securities	Beginning Balance at October 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (H)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013
Common Stocks	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security has been segregated by the custodian with the broker as collateral for open securities sold short transactions. Total value of securities segregated as collateral for open securities sold short transactions is $89,146,423.
(B)	Non-income producing security.
(C)	Percentage rounds to less than 0.1%.
(D)	Rate shown reflects the yield at October 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $117,345,241. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $23,410,390 and $1,407,430, respectively. Net unrealized appreciation for tax purposes is $22,002,960.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $0, or less than 0.01% of the fund’s net assets.
(G)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(H)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 97.6%
Beverages - 2.3%
Beam, Inc.	35,786	$ 2,408,398
Brown-Forman Corp. - Class B	10,255	748,410
Dr. Pepper Snapple Group, Inc.	54,415	2,576,550
Building Products - 0.7%
Fortune Brands Home & Security, Inc.	42,066	1,812,203
Capital Markets - 4.6%
Ameriprise Financial, Inc.	37,180	3,738,077
Invesco, Ltd.	72,964	2,462,535
Legg Mason, Inc.	5,300	203,891
Northern Trust Corp.	41,129	2,320,498
T. Rowe Price Group, Inc.	35,435	2,743,024
Chemicals - 4.1%
Airgas, Inc.	28,556	3,114,603
Albemarle Corp.	48,403	3,203,794
Sherwin-Williams Co.	7,362	1,384,056
Sigma-Aldrich Corp.	29,820	2,577,343
Commercial Banks - 6.3%
City National Corp.	26,880	1,938,317
Cullen/Frost Bankers, Inc. (A)	8,539	604,476
Fifth Third Bancorp	190,206	3,619,620
First Republic Bank - Class A	31,067	1,586,592
Huntington Bancshares, Inc. - Class A	133,190	1,172,072
M&T Bank Corp.	27,239	3,065,205
SunTrust Banks, Inc.	80,432	2,705,732
Zions Bancorporation	43,660	1,238,634
Communications Equipment - 0.4%
CommScope Holding Co., Inc. (B)	62,700	954,294
Containers & Packaging - 3.7%
Ball Corp.	99,828	4,880,591
Rock Tenn Co. - Class A	18,668	1,997,663
Silgan Holdings, Inc.	51,300	2,312,091
Distributors - 0.6%
Genuine Parts Co. (A)	20,058	1,581,172
Electric Utilities - 3.3%
Edison International	59,736	2,928,856
Westar Energy, Inc. (A)	80,591	2,547,482
Xcel Energy, Inc.	94,721	2,733,648
Electrical Equipment - 2.9%
AMETEK, Inc. - Class A	52,450	2,508,683
Hubbell, Inc. - Class B	15,653	1,683,324
Regal Beloit Corp.	42,290	3,101,126
Electronic Equipment & Instruments - 2.9%
Amphenol Corp. - Class A	46,970	3,771,221
Arrow Electronics, Inc. (B)	70,274	3,374,558
CDW Corp. (B)	7,957	174,974
Food & Staples Retailing - 1.0%
Kroger Co.	56,526	2,421,574
Food Products - 0.8%
Hershey Co.	19,820	1,966,937
Gas Utilities - 1.7%
EQT Corp.	25,109	2,149,582
Questar Corp.	89,843	2,125,685
Health Care Equipment & Supplies - 0.8%
CareFusion Corp. - Class A (B)	51,635	2,001,889
Health Care Providers & Services - 4.1%
AmerisourceBergen Corp. - Class A	39,738	2,596,084
CIGNA Corp.	42,125	3,242,783
Henry Schein, Inc. (B)	16,215	1,823,052
Humana, Inc. - Class A	29,695	2,736,394

	Shares	Value
Hotels, Restaurants & Leisure - 1.9%
Darden Restaurants, Inc.	10,868	$ 560,028
Marriott International, Inc. - Class A	51,329	2,313,911
Yum! Brands, Inc.	28,363	1,917,906
Household Durables - 1.8%
Jarden Corp. (B)	38,240	2,116,967
Mohawk Industries, Inc. (B)	19,015	2,517,966
Household Products - 0.7%
Energizer Holdings, Inc.	18,340	1,799,337
Industrial Conglomerates - 1.2%
Carlisle Cos., Inc.	42,478	3,087,301
Insurance - 9.3%
Alleghany Corp. (B)	4,485	1,818,309
Chubb Corp. - Class A	19,056	1,754,676
Hartford Financial Services Group, Inc.	59,840	2,016,608
Loews Corp.	94,605	4,570,367
Marsh & McLennan Cos., Inc.	101,640	4,655,112
Old Republic International Corp.	121,650	2,042,503
Unum Group	68,339	2,169,080
WR Berkley Corp.	49,169	2,159,011
XL Group PLC - Class A	72,938	2,229,715
Internet & Catalog Retail - 1.5%
Expedia, Inc. (A)	52,388	3,084,606
TripAdvisor, Inc. (B)	7,185	594,271
IT Services - 1.3%
Jack Henry & Associates, Inc.	62,280	3,401,111
Machinery - 3.1%
IDEX Corp.	51,067	3,531,283
Rexnord Corp. (A) (B)	59,271	1,394,054
Snap-on, Inc.	28,594	2,975,777
Media - 2.8%
Cablevision Systems Corp. - Class A	21,889	340,374
CBS Corp. - Class B	31,837	1,882,840
Clear Channel Outdoor Holdings, Inc. - Class A	63,193	537,141
DISH Network Corp. - Class A	64,145	3,091,789
Gannett Co., Inc.	42,599	1,178,714
Multi-Utilities - 5.5%
CenterPoint Energy, Inc.	96,786	2,380,936
CMS Energy Corp.	99,862	2,742,210
NiSource, Inc. - Class B	89,390	2,817,573
Sempra Energy	38,818	3,537,872
Wisconsin Energy Corp.	54,278	2,285,647
Multiline Retail - 2.7%
Family Dollar Stores, Inc.	38,215	2,632,249
Kohl’s Corp.	73,406	4,169,461
Oil, Gas & Consumable Fuels - 4.5%
Devon Energy Corp. - Class A	36,630	2,315,748
Energen Corp.	41,565	3,255,371
PBF Energy, Inc. - Class A (A)	58,033	1,528,009
QEP Resources, Inc.	60,167	1,989,121
Williams Cos., Inc.	59,239	2,115,425
Professional Services - 1.2%
Equifax, Inc.	44,950	2,906,916
Real Estate Investment Trusts - 4.6%
American Campus Communities, Inc.	20,208	698,388
American Homes 4 Rent - Class A (B)	62,008	959,884
HCP, Inc.	48,695	2,020,843
Kimco Realty Corp.	120,125	2,580,285
Rayonier, Inc.	15,100	710,002
Regency Centers Corp.	34,685	1,791,827
Vornado Realty Trust - Class A	30,351	2,703,060

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Real Estate Management & Development - 0.7%
Brookfield Office Properties, Inc. (A)	94,005	$ 1,758,834
Semiconductors & Semiconductor Equipment - 3.6%
Analog Devices, Inc. - Class A	72,407	3,569,665
KLA-Tencor Corp.	36,929	2,422,542
Xilinx, Inc.	68,975	3,132,845
Software - 0.9%
Synopsys, Inc. (B)	63,876	2,328,280
Specialty Retail - 7.3%
AutoZone, Inc. (B)	8,719	3,790,062
Bed Bath & Beyond, Inc. (B)	37,725	2,916,897
Gap, Inc. - Class A	97,948	3,623,097
PetSmart, Inc. - Class A (A)	35,018	2,547,910
Tiffany & Co.	17,703	1,401,546
TJX Cos., Inc.	37,253	2,264,610
Williams-Sonoma, Inc. - Class A (A)	32,430	1,700,629
Textiles, Apparel & Luxury Goods - 1.5%
PVH Corp.	20,014	2,493,144
V.F. Corp.	6,388	1,373,420
Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	71,250	639,825
Trading Companies & Distributors - 1.1%
MSC Industrial Direct Co., Inc. - Class A	35,341	2,698,992

Total Common Stocks (cost $161,010,697)		245,381,575

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	13,311,225	$ 13,311,225

Total Securities Lending Collateral (cost $13,311,225)		13,311,225

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $5,715,235 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $5,829,957.	$ 5,715,234	5,715,234

Total Repurchase Agreement (cost $5,715,234)		5,715,234

Total Investment Securities (cost $180,037,156) (D)		264,408,034
Other Assets and Liabilities - Net - (5.2%)		(12,998,655)

Net Assets - 100.0%		$ 251,409,379

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$245,381,575	$—	$—	$245,381,575
Securities Lending Collateral	13,311,225	—	—	13,311,225
Repurchase Agreement	—	5,715,234	—	5,715,234
Total Investment Securities	$258,692,800	$5,715,234	$—	$264,408,034

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $13,024,773. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $181,296,178. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $83,315,699 and $203,843, respectively. Net unrealized appreciation for tax purposes is $83,111,856.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 104.6%
U.S. Treasury Inflation Indexed Bond
0.63%, 02/15/2043	$ 6,306,702	$ 5,224,213
1.75%, 01/15/2028 (A)	1,227,963	1,380,019
2.00%, 01/15/2026 (A)	7,069,860	8,178,393
2.13%, 02/15/2040	1,514,828	1,807,025
2.38%, 01/15/2025 - 01/15/2027 (A)	15,631,225	18,793,212
2.50%, 01/15/2029 (A)	13,158,502	16,241,500
3.38%, 04/15/2032	395,271	555,510
3.63%, 04/15/2028 (A)	16,093,424	22,296,939
3.88%, 04/15/2029 (A)	15,278,831	21,966,895
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 (A) (B)	14,780,304	15,180,983
0.13%, 04/15/2017 - 01/15/2023 (A)	23,404,790	23,584,630
0.13%, 04/15/2018	3,945,669	4,081,609
0.13%, 01/15/2022 (A) (C)	19,322,336	19,165,342
0.38%, 07/15/2023	6,934,086	6,931,375
0.50%, 04/15/2015	3,884,976	3,963,888
0.63%, 07/15/2021 (A)	11,673,450	12,196,934
1.13%, 01/15/2021 (A)	15,127,897	16,345,224
1.25%, 07/15/2020 (A)	23,809,114	26,160,264
1.38%, 07/15/2018 (D)	1,626,253	1,792,181
1.38%, 01/15/2020 (A)	14,708,414	16,193,052
1.63%, 01/15/2015 - 01/15/2018 (A) (C)	23,937,616	24,902,726
1.88%, 07/15/2019 (A)	15,120,154	17,195,637
2.00%, 01/15/2014 (E) (F)	12,657,000	12,672,821
2.00%, 01/15/2016 (A)	15,907,185	16,993,344
2.13%, 01/15/2019	2,091,418	2,382,420
2.38%, 01/15/2017	231,938	257,361
2.63%, 07/15/2017 (A) (C)	4,062,240	4,616,988
U.S. Treasury Note
0.13%, 07/31/2014 (B)	177,000	177,021
0.25%, 05/31/2014 - 09/30/2014 (B)	303,000	303,277
0.25%, 10/31/2014 (D)	100,000	100,125
0.50%, 10/15/2014	200,000	200,688

Total U.S. Government Obligations (cost $316,457,486)		321,841,596

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.7%
Fannie Mae
0.32%, 08/25/2034 (G)	93,640	92,751
0.85%, 02/25/2041 (G)	1,526,447	1,537,086
1.37%, 10/01/2044 (G)	29,303	30,096
Freddie Mac 0.40%, 02/15/2019 (G)	521,785	521,873

Total U.S. Government Agency Obligations (cost $2,179,094)		2,181,806

FOREIGN GOVERNMENT OBLIGATIONS - 2.6%
Italy Buoni Poliennali del Tesoro
1.70%, 09/15/2018	EUR 703,304	943,874
2.10%, 09/15/2021 - Reg S	107,673	141,719
Mexican Bonos de Proteccion al Ahorro
3.66%, 03/19/2015 (G)	MXN 1,300,000	99,860
3.98%, 06/29/2017 (G)	1,100,000	83,849
4.01%, 01/30/2020 (G)	5,900,000	449,634
New South Wales Treasury Corp.
2.50%, 11/20/2035	AUD 1,100,000	1,173,252
2.75%, 11/20/2025	3,500,000	4,084,386

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
New Zealand Government Bond 2.00%, 09/20/2025 (H)	NZD 1,100,000	$ 865,941

Total Foreign Government Obligations (cost $8,305,527)		7,842,515

MORTGAGE-BACKED SECURITIES - 3.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-3, Class A2
5.56%, 06/10/2049 (G)	$ 13,481	13,472
Series 2007-3, Class A2FL
0.34%, 06/10/2049 - 144A (G)	13,481	13,465
Series 2007-5, Class A4
5.49%, 02/10/2051	530,000	585,578
Banc of America Mortgage Securities, Inc. Series 2004-1, Class 5A1 6.50%, 09/25/2033	16,701	17,214
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A2
2.79%, 03/25/2035 (G)	109,496	109,340
Series 2005-5, Class A1
2.21%, 08/25/2035 (G)	127,181	127,288
CD Commercial Mortgage Trust Series 2007-CD5, Class A4 5.89%, 11/15/2044 (G)	391,687	444,817
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class A1A
2.54%, 05/25/2035 (G)	22,737	21,993
Series 2005-6, Class A1
2.27%, 09/25/2035 (G)	160,857	158,633
Series 2005-6, Class A2
2.29%, 09/25/2035 (G)	202,485	198,408
Series 2005-6, Class A3
1.94%, 09/25/2035 (G)	25,283	25,080
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-3, Class 1A2 0.46%, 04/25/2035 (G)	844,827	718,657
Greenpoint Mortgage Funding Trust Series 2005-AR1, Class A2 0.39%, 06/25/2045 (G)	325,864	293,205
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1 2.65%, 09/25/2035 (G)	460,019	456,841
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3 5.87%, 09/15/2045 (G)	151,849	170,186
MASTR Alternative Loan Trust Series 2006-2, Class 2A1 0.57%, 03/25/2036 (G)	575,124	119,164
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 09/12/2049	300,000	336,794
Morgan Stanley Capital I Trust Series 2007-IQ15, Class A4 5.91%, 06/11/2049 (G)	1,200,000	1,351,632

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust Series 2006-12XS, Class A6A 5.73%, 10/25/2036 (G)	$ 378,537	$ 220,301
Permanent Master Issuer PLC Series 2011-1A, Class 1A3 1.53%, 07/15/2042 - 144A (G)	EUR 400,000	544,191
RALI Trust Series 2006-QO6, Class A1 0.35%, 06/25/2046 (G)	$ 891,517	406,909
Reperforming Loan REMIC Trust Series 2005-R2, Class 1AF1 0.51%, 06/25/2035 - 144A (G)	140,930	121,965
Sequoia Mortgage Trust Series 5, Class A 0.87%, 10/19/2026 (G)	61,736	61,394
Structured Asset Mortgage Investments, Inc. Series 2006-AR5, Class 1A1 0.38%, 05/25/2046 (G)	776,484	592,757
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class A4 5.57%, 10/15/2048	400,000	439,646
WaMu Mortgage Pass-Through Certificates Series 2003-AR9, Class 2A 2.46%, 09/25/2033 (G)	461,218	462,905
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR8, Class 2A1 2.63%, 04/25/2036 (G)	1,412,804	1,323,079

Total Mortgage-Backed Securities (cost $8,909,423)		9,334,914

ASSET-BACKED SECURITIES - 1.1%
Ares VIR CLO, Ltd. Series 2006-6RA, Class A1B 0.48%, 03/12/2018 - 144A (G)	383,184	381,800
Countrywide Asset-Backed Certificates Series 2005-13, Class 3AV3 0.42%, 04/25/2036 (G)	142,192	138,282
CSAB Mortgage Backed Trust Series 2006-1, Class A6A 6.17%, 06/25/2036 (G)	1,071,485	714,172
Equity One, Inc. Series 2004-1, Class AV2 0.47%, 04/25/2034 (G)	45,573	38,650
Magi Funding PLC Series I-A, Class A 0.59%, 04/11/2021 - 144A (G)	EUR 280,048	373,322
Saxon Asset Securities Trust Series 2003-1, Class AF7 4.03%, 06/25/2033 (G)	$ 365,180	370,228
SLM Student Loan Trust Series 2003-6, Class A4 0.45%, 12/17/2018 (G)	246,478	246,262
Structured Asset Securities Corp. Series 2007-BC3, Class 2A2 0.31%, 05/25/2047 (G)	900,000	849,150

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Wood Street CLO II BV Series II-A, Class A1 0.59%, 03/29/2021 - 144A (G)	EUR 167,765	$ 224,426

Total Asset-Backed Securities (cost $3,225,703)		3,336,292

MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
Tobacco Settlement Finance Authority (Revenue Bonds) Series A 7.47%, 06/01/2047	$ 455,000	357,453

Total Municipal Government Obligation (cost $430,522)		357,453

CORPORATE DEBT SECURITIES - 5.7%
Commercial Banks - 2.9%
Banco Bradesco SA, Series MTN 2.36%, 05/16/2014 - 144A (G)	2,300,000	2,313,733
CIT Group, Inc.
4.75%, 02/15/2015 - 144A (D)	300,000	312,750
5.25%, 04/01/2014 - 144A	700,000	711,375
ICICI Bank, Ltd., Series MTN 2.01%, 02/24/2014 - 144A (G)	600,000	600,305
Intesa Sanpaolo SpA 3.13%, 01/15/2016 (D)	700,000	713,841
Societe Generale SA, Series MTN 1.30%, 04/11/2014 - 144A (G)	3,800,000	3,814,733
Turkiye Garanti Bankasi AS 2.74%, 04/20/2016 - 144A (G)	500,000	488,750
Consumer Finance - 0.1%
Ally Financial, Inc.
3.47%, 02/11/2014 (D) (G)	100,000	100,352
3.65%, 06/20/2014 (G)	200,000	201,770
Diversified Financial Services - 1.1%
Credit Agricole Home Loan SFH 0.99%, 07/21/2014 - 144A (G)	3,400,000	3,412,067
Insurance - 0.2%
Marsh & McLennan Cos., Inc. 5.75%, 09/15/2015	524,000	569,497
Oil, Gas & Consumable Fuels - 1.0%
Petrobras International Finance Co. 3.88%, 01/27/2016	2,900,000	2,998,162
Trading Companies & Distributors - 0.4%
International Lease Finance Corp.
6.50%, 09/01/2014 - 144A	600,000	624,750
6.75%, 09/01/2016 - 144A	500,000	555,625

Total Corporate Debt Securities (cost $17,108,407)		17,417,710

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% (I)
U.S. Treasury Bill 0.12%, 08/21/2014 (B) (J)	44,000	43,956

Total Short-Term U.S. Government Obligation (cost $43,956)		43,956

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Contracts	Value
PURCHASED SWAPTION - 0.0%(I) (K)
Put Option - 0.0% (I)
OTC- If exercised the Series receives floating 3 Month LIBOR, and pays 3.875%, European Style (H) Expires 04/14/2014 Counterparty: DUB	5,000,000	$ 109,357

Total Purchased Swaption (cost $254,250)		109,357

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (J)	2,917,350	2,917,350

Total Securities Lending Collateral (cost $2,917,350)		2,917,350

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
State Street Bank & Trust Co. 0.01% (J), dated 10/31/2013, to be repurchased at $285,538 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 12/15/2027, and with a value of $291,820.	$ 285,538	285,538

Total Repurchase Agreement (cost $285,538)		285,538

Total Investment Securities (cost $360,117,256) (L)		365,668,487

Other Assets and Liabilities - Net - (18.8%)		(57,956,004)

Net Assets - 100.0%		$ 307,712,483

	Principal	Value
REVERSE REPURCHASE AGREEMENTS - (11.7%) (M)
JPMorgan Chase & Co. 0.06% (J), dated 10/21/2013, to be repurchased at $(2,099,563) on 11/08/2013.	$ (2,099,500)	$ (2,099,500)
JPMorgan Chase & Co. 0.20% (J), dated 10/11/2013, to be repurchased at $(33,918,210) on 11/05/2013.	(33,913,500)	(33,913,500)

Total Reverse Repurchase Agreements (cost $(36,013,000))		$ (36,013,000)

WRITTEN INFLATION-CAPPED OPTIONS: (K)
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Floor- OTC CPURNSA Index	DUB	0.00	Maximum of [(1+0.000%) -(Final Index/Initial Index)] or 0	01/22/2018	$1,000,000	$(9,700)	$(1,622)
Floor- OTC CPURNSA Index	DUB	215.95	Maximum of [(1+0.000%)[10] -(Final Index/Initial Index)] or 0	03/10/2020	1,800,000	(13,500)	(1,452)
Floor- OTC CPURNSA Index	CITI	216.69	Maximum of [(1+0.000%)[10] -(Final Index/Initial Index)] or 0	04/07/2020	14,200,000	(126,880)	(15,170)
Floor- OTC CPURNSA Index	CITI	217.97	Maximum of [(1+0.000%)[10] -(Final Index/Initial Index)] or 0	09/29/2020	1,700,000	(21,930)	(568)

						$(172,010)	$(18,812)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

WRITTEN SWAPTIONS: (K)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call- OTC 10-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Receive	2.50%	01/27/2014	$ 9,900,000	$(67,660)	$(38,545)
Call- OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR EURIBOR Reuters	Receive	2.00	01/27/2014	EUR 500,000	(4,666)	(6,566)
Call- OTC 10-Year Interest Rate Swap	HSBC	6-Month EUR EURIBOR Reuters	Receive	2.00	01/27/2014	1,200,000	(8,713)	(14,362)
Call- OTC 2-Year Interest Rate Swap	BOA	6-Month EUR EURIBOR Reuters	Receive	0.55	01/15/2014	22,200,000	(27,024)	(42,651)
Call- OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.30	03/17/2014	$ 100,000	(118)	(155)
Call- OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.40	01/27/2014	1,200,000	(2,496)	(1,491)
Put- OTC 10-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Pay	3.50	01/27/2014	9,900,000	(93,090)	(7,354)
Put- OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR EURIBOR Reuters	Pay	2.50	01/27/2014	EUR 500,000	(4,294)	(992)
Put- OTC 10-Year Interest Rate Swap	HSBC	6-Month EUR EURIBOR Reuters	Pay	2.50	01/27/2014	1,200,000	(8,876)	(1,949)
Put- OTC 2-Year Interest Rate Swap	MSC	3-Month USD LIBOR BBA	Pay	2.00	03/31/2014	$ 20,500,000	(47,663)	(22,935)
Put- OTC 2-Year Interest Rate Swap	BOA	6-Month EUR EURIBOR Reuters	Pay	0.75	01/15/2014	EUR 22,200,000	(34,811)	(12,482)
Put- OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	1.90	03/17/2014	$ 100,000	(420)	(457)
Put- OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	2.00	01/27/2014	1,200,000	(6,000)	(2,910)
Put- OTC 5-Year Interest Rate Swap	DUB	6-Month USD LIBOR BBA	Pay	2.85	04/14/2014	21,200,000	(254,400)	(9,600)

							$ (560,231)	$ (162,449)

CENTRALLY CLEARED SWAP AGREEMENTS: (N)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.00%	06/19/2023	$3,700,000	$180,838	$107,909	$72,929
3-Month USD-LIBOR	2.75	06/19/2043	20,400,000	3,175,390	1,191,949	1,983,441
3-Month USD-LIBOR	3.50	12/18/2043	800,000	19,257	30,678	(11,421)
6-Month JPY-LIBOR	1.00	09/18/2023	JPY 610,000,000	(165,688)	(45,303)	(120,385)

				$3,209,797	$1,285,233	$1,924,564

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

OVER THE COUNTER SWAP AGREEMENTS: (K)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION: (O)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Implied Credit Spread (BP) at 10/31/13 (P)	Notional Amount (Q)	Market Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Marsh & McLennan Cos., Inc., 5.75%, 09/15/2015	0.76%	09/20/2015	BCLY	(111.00)	$6,000,000	$(72,485)	$0	$(72,485)
Societe Generale SA, 5.25%, 06/20/2014	1.00	06/20/2014	BCLY	(56.00)	3,800,000	(24,835)	35,540	(60,375)

						$(97,320)	$35,540	$(132,860)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BRL-CDI	8.15%	01/02/2017	UBS	BRL 700,000	$(21,254)	$(545)	$(20,709)
BRL-CDI	10.91	01/02/2017	HSBC	15,800,000	(73,188)	347	(73,535)
BRL-CDI	10.91	01/02/2017	GSC	1,500,000	(7,064)	(805)	(6,259)
BRL-CDI	10.91	01/02/2017	DUB	1,300,000	(6,153)	(720)	(5,433)
BRL-CDI	10.91	01/02/2017	UBS	16,900,000	(81,220)	19,483	(100,703)
France CPI ex Tobacco	1.95	07/25/2021	BCLY	EUR 5,100,000	65,427	5,828	59,599
France CPI ex Tobacco	1.95	07/25/2021	CITI	1,300,000	16,678	1,825	14,853
France CPI ex Tobacco	1.95	07/25/2021	BNP	800,000	10,263	1,840	8,423
France CPI ex Tobacco	2.00	02/01/2018	DUB	200,000	8,371	120	8,251
France CPI ex Tobacco	2.00	02/01/2018	RBS	400,000	16,740	371	16,369
France CPI ex Tobacco	2.00	02/01/2018	CITI	300,000	12,555	84	12,471
France CPI ex Tobacco	2.00	02/01/2018	MSC	800,000	33,481	275	33,206
France CPI ex Tobacco	2.10	07/25/2021	BNP	2,200,000	110,043	(18,385)	128,428
France CPI ex Tobacco	2.10	07/25/2021	RBS	1,000,000	50,019	(8,794)	58,813
France CPI ex Tobacco	2.15	04/01/2021	GSC	2,300,000	103,115	23,904	79,211
France CPI ex Tobacco	2.15	04/01/2021	DUB	400,000	17,933	8,233	9,700
France CPI ex Tobacco	2.15	04/01/2021	CITI	400,000	17,933	5,840	12,093
France CPI ex Tobacco	2.15	04/01/2021	BOA	6,800,000	304,860	169,528	135,332

					$578,539	$208,429	$370,110

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NAS	1.91%	04/15/2017	BCLY	$2,800,000	$9,487	$0	$9,487
U.S. CPI Urban Consumers NAS	1.94	10/23/2016	RBS	1,200,000	(1,826)	0	(1,826)
U.S. CPI Urban Consumers NAS	2.18	10/01/2018	GSC	900,000	(2,100)	(558)	(1,542)
U.S. CPI Urban Consumers NAS	2.36	01/28/2017	DUB	4,100,000	(175,206)	0	(175,206)
U.S. CPI Urban Consumers NAS	2.42	02/12/2017	GSC	8,300,000	(137,578)	3,716	(141,294)
U.S. CPI Urban Consumers NAS	2.50	07/15/2022	DUB	2,700,000	(50,066)	20,263	(70,329)
U.S. CPI Urban Consumers NAS	2.50	07/15/2022	BNP	5,500,000	(101,988)	30,330	(132,318)
U.S. CPI Urban Consumers NAS	2.56	05/08/2023	DUB	2,500,000	(26,455)	0	(26,455)

					$(485,732)	$53,751	$(539,483)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FUTURES CONTRACTS: (S)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year USD Interest Rate Swap	Short	(1)	12/16/2013	$(4,279)
5-Year U.S. Treasury Note	Long	164	12/31/2013	417,857
90-Day Eurodollar	Long	112	09/14/2015	20,459
90-Day Eurodollar	Long	303	03/14/2016	(63,831)
OTC Call Options Strike @ EUR 142.00 on German Euro Bund Futures (Counterparty: MSC)	Short	(17)	11/22/2013	(4,880)
OTC Put Options Strike @ EUR 137.50 on German Euro Bund Futures (Counterparty: MSC)	Short	(17)	11/22/2013	7,516

				$372,842

FORWARD FOREIGN CURRENCY CONTRACTS: (K)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	DUB	(6,407,667)	11/04/2013	$(5,991,169)	$(63,455)
AUD	UBS	6,407,667	11/04/2013	6,079,569	(24,945)
AUD	UBS	(6,407,667)	12/03/2013	(6,068,061)	25,024
BRL	BNP	433,283	11/04/2013	196,714	(3,489)
BRL	BNP	(433,283)	11/04/2013	(199,000)	5,775
BRL	DUB	433,283	11/04/2013	198,072	(4,847)
BRL	DUB	(433,283)	11/04/2013	(196,714)	3,489
BRL	GSC	35,060	11/04/2013	15,918	(282)
BRL	GSC	(35,060)	11/04/2013	(15,886)	251
BRL	HSBC	236,041	11/04/2013	107,165	(1,901)
BRL	HSBC	(236,041)	11/04/2013	(106,512)	1,248
BRL	MSC	2,721,569	11/04/2013	1,191,815	21,885
BRL	MSC	(3,777)	11/04/2013	(1,704)	20
BRL	MSC	(2,034,559)	11/04/2013	(934,785)	27,461
BRL	MSC	(683,233)	11/04/2013	(310,194)	5,502
BRL	UBS	412,132	11/04/2013	187,111	(3,319)
BRL	UBS	(412,132)	11/04/2013	(185,980)	2,187
BRL	DUB	(433,283)	12/03/2013	(196,808)	4,923
BRL	MSC	2,034,559	12/03/2013	928,768	(27,735)
CAD	CITI	(254,000)	12/23/2013	(247,626)	4,349
DKK	BCLY	13,715,000	11/14/2013	2,487,987	8,994
DKK	BNP	(14,631,000)	11/14/2013	(2,613,145)	(50,604)
EUR	BCLY	2,010,000	11/04/2013	2,768,775	(39,675)
EUR	BCLY	(295,000)	11/04/2013	(397,658)	(2,881)
EUR	BCLY	(293,000)	11/04/2013	(396,754)	(1,070)
EUR	BOA	372,000	11/04/2013	502,268	2,819
EUR	GSC	(1,794,000)	11/04/2013	(2,427,854)	(7,970)
EUR	BCLY	(2,010,000)	12/03/2013	(2,768,970)	39,707
JPY	CITI	(8,809,154)	11/18/2013	(89,494)	(101)
JPY	CITI	(6,600,000)	11/18/2013	(67,797)	670
MXN	JPM	3,343,989	12/17/2013	252,223	3,101
NZD	HSBC	(1,042,000)	11/04/2013	(862,521)	2,064
ZAR	DUB	(6,721,398)	12/09/2013	(678,348)	12,710

					$(60,095)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (T)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$321,841,596	$—	$321,841,596
U.S. Government Agency Obligations	—	2,181,806	—	2,181,806
Foreign Government Obligations	—	7,842,515	—	7,842,515
Mortgage-Backed Securities	—	9,334,914	—	9,334,914
Asset-Backed Securities	—	3,336,292	—	3,336,292
Municipal Government Obligation	—	357,453	—	357,453
Corporate Debt Securities	—	17,417,710	—	17,417,710
Short-Term U.S. Government Obligation	—	43,956	—	43,956
Purchased Swaption	—	109,357	—	109,357
Securities Lending Collateral	2,917,350	—	—	2,917,350
Repurchase Agreement	—	285,538	—	285,538
Total Investment Securities	$2,917,350	$362,751,137	$—	$365,668,487

Derivative Financial Instruments
Interest Rate Swap Agreements (U)	$2,056,370	$586,236	$—	$2,642,606
Futures Contracts (U)	438,316	7,516	—	445,832
Forward Foreign Currency Contracts (U)	—	172,179	—	172,179
Total Derivative Financial Instruments	$2,494,686	$765,931	$—	$3,260,617

Other Assets (V)
Other Assets	$—	$—	$0	$0
Total Other Assets	$—	$—	$0	$0

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Reverse Repurchase Agreements	$—	$(36,013,000)	$—	$(36,013,000)
Written Inflation-Capped Options	—	(18,812)	—	(18,812)
Written Swaptions	—	(162,449)	—	(162,449)
Credit Default Swap Agreements (U)	—	(132,860)	—	(132,860)
Interest Rate Swap Agreements (U)	(131,806)	(755,609)	—	(887,415)
Futures Contracts (U)	(68,110)	(4,880)	—	(72,990)
Forward Foreign Currency Contracts (U)	—	(232,274)	—	(232,274)
Total Derivative Financial Instruments	$(199,916)	$(37,319,884)	$—	$(37,519,800)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases (W)	Sales (X)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (Y)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2013 (Z)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (Y)
Asset-Backed Securities	$182,319	$—	$(185,269)	$—	$(3,305)	$6,255	$—	$—	$—	$—
Other Assets (AA)	—	0	—	—	—	—	—	—	0	—
Total	$182,319	$0	$(185,269)	$—	$(3,305)	$6,255	$—	$—	$0	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is subject to sale-buyback transactions.
(B)	All or a portion of this security has been segregated by the custodian with the broker as collateral for open swap, swaptions and/or forward foreign currency contracts. Total value of securities segregated for open swap, swaptions and/or forward foreign currency contracts is $265,106.
(C)	All or a portion of this security has been segregated with the broker as collateral for open reverse repurchase agreements. Total value of securities segregated as collateral to for open reverse repurchase agreements is $35,978,137.
(D)	All or a portion of this security is on loan. The value of all securities on loan is $2,859,265. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $305,415.
(F)	All or a portion of this security has been segregated by the custodian with the broker as collateral for centrally cleared swaps. Total value of securities segregated as collateral to cover centrally cleared swaps is $1,437,098.
(G)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(H)	Illiquid. Total aggregate market value of illiquid securities is $975,298, or 0.32% of the fund’s net assets.
(I)	Percentage rounds to less than 0.1%.
(J)	Rate shown reflects the yield at October 31, 2013.
(K)	Cash in the amount of $380,000 has been segregated by the broker with the custodian as collateral for open swap, swaptions and/or forward foreign currency contracts.
(L)	Aggregate cost for federal income tax purposes is $375,838,306. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $12,824,437 and $22,994,256, respectively. Net unrealized depreciation for tax purposes is $10,169,819.
(M)	Cash in the amount of $140,000 has been segregated by the broker as collateral for open reverse repurchase agreements.
(N)	Cash in the amount of $223,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.
(O)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(P)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(Q)	The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	Cash in the amount of $122,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(T)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(U)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(V)	Certain assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes.
(W)	Purchases include all purchases of securities and securities received in corporate actions.
(X)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(Y)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(Z)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
(AA)	Other assets include pending litigation receivable.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $14,493,257, or 4.71% of the fund’s net assets.
BBA	British Bankers’ Association
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
BP	Basis Point
CDI	Credit Default Index
CITI	Citigroup, Inc.
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
CPURNSA	U.S. CPI Urban Consumers Non-Seasonably Adjusted Index
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
MTN	Medium Term Note
NAS	National Academy of Sciences
OTC	Over the Counter
RBS	Royal Bank of Scotland Group PLC
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar
ZAR	South African Rand

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Select Equity

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 97.2%
Aerospace & Defense - 6.4%
Boeing Co.	356,100	$ 46,471,050
Honeywell International, Inc.	508,800	44,128,224
Auto Components - 3.9%
Johnson Controls, Inc.	1,214,750	56,060,713
Automobiles - 2.5%
Ford Motor Co.	2,040,850	34,918,944
Chemicals - 4.2%
Monsanto Co.	387,650	40,656,732
Mosaic Co.	410,850	18,837,472
Commercial Banks - 5.2%
BB&T Corp.	899,700	30,562,809
PNC Financial Services Group, Inc.	589,950	43,379,023
Communications Equipment - 2.4%
Cisco Systems, Inc.	1,493,800	33,610,500
Consumer Finance - 3.5%
Capital One Financial Corp.	716,450	49,198,622
Diversified Financial Services - 8.9%
Bank of America Corp.	2,996,550	41,831,838
Citigroup, Inc.	942,300	45,965,394
JPMorgan Chase & Co.	731,450	37,698,933
Electric Utilities - 2.4%
Exelon Corp. (A)	1,197,800	34,185,212
Energy Equipment & Services - 2.6%
Halliburton Co.	686,600	36,410,398
Food & Staples Retailing - 3.2%
CVS Caremark Corp.	728,450	45,353,297
Health Care Equipment & Supplies - 6.1%
Baxter International, Inc.	804,050	52,962,773
Covidien PLC	519,200	33,285,912
Hotels, Restaurants & Leisure - 3.3%
McDonald’s Corp.	480,300	46,358,556
Industrial Conglomerates - 6.1%
General Electric Co.	3,281,650	85,782,331
Media - 8.4%
Time Warner, Inc.	953,216	65,524,068
Viacom, Inc. - Class B	640,900	53,380,561

	Shares	Value
Oil, Gas & Consumable Fuels - 10.5%
EnCana Corp.	1,038,350	$ 18,607,232
Exxon Mobil Corp.	706,550	63,321,011
Marathon Oil Corp.	1,189,100	41,927,666
Southwestern Energy Co. (B)	676,650	25,184,913
Pharmaceuticals - 6.5%
Pfizer, Inc.	2,987,700	91,662,636
Semiconductors & Semiconductor Equipment - 3.8%
Texas Instruments, Inc. (A)	1,289,700	54,270,576
Software - 2.0%
Symantec Corp.	1,269,250	28,862,745
Wireless Telecommunication Services - 5.3%
Vodafone Group PLC - ADR	2,032,900	74,851,378

Total Common Stocks (cost $1,060,561,699)		1,375,251,519

SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (C)	30,430,152	30,430,152

Total Securities Lending Collateral (cost $30,430,152)		30,430,152

	Principal	Value
REPURCHASE AGREEMENT - 2.4%
State Street Bank & Trust Co. 0.01% (C), dated 10/31/2013, to be repurchased at $34,317,594 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $35,008,708.	$ 34,317,584	34,317,584

Total Repurchase Agreement (cost $34,317,584)		34,317,584

Total Investment Securities (cost $1,125,309,435) (D)		1,439,999,255
Other Assets and Liabilities - Net - (1.8%)		(24,949,486)

Net Assets - 100.0%		$ 1,415,049,769

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$1,375,251,519	$—	$—	$1,375,251,519
Securities Lending Collateral	30,430,152	—	—	30,430,152
Repurchase Agreement	—	34,317,584	—	34,317,584
Total Investment Securities	$1,405,681,671	$34,317,584	$—	$1,439,999,255

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Select Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $29,738,233. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $1,127,295,508. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $329,901,407 and $17,197,660, respectively. Net unrealized appreciation for tax purposes is $312,703,747.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 41.8%
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042	$ 206,998	$ 178,843
1.75%, 01/15/2028	2,232,660	2,509,126
2.13%, 02/15/2041	2,990,204	3,571,658
2.38%, 01/15/2025	15,136,540	18,117,727
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2022 - 01/15/2023	36,313,130	35,934,880
0.38%, 07/15/2023	7,637,544	7,634,558
1.13%, 01/15/2021	12,187,740	13,168,475
1.25%, 04/15/2014	8,398,456	8,443,732
2.00%, 07/15/2014	9,057,110	9,261,601
U.S. Treasury Note
0.25%, 07/31/2015	2,100,000	2,099,754
0.63%, 07/15/2014	2,700,000	2,709,599
0.63%, 04/30/2018 (A) (B) (C)	131,900,000	128,849,812
0.75%, 12/31/2017	1,700,000	1,679,280
0.75%, 02/28/2018 (D)	2,000,000	1,970,468
1.25%, 10/31/2018	16,600,000	16,548,125
1.38%, 06/30/2018 (B)	60,000,000	60,435,960
1.50%, 08/31/2018	28,400,000	28,719,500
1.88%, 10/31/2020	39,600,000	39,080,250
2.38%, 05/31/2018	13,500,000	14,214,029

Total U.S. Government Obligations (cost $393,800,251)		395,127,377

U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.6%
Fannie Mae
0.27%, 01/25/2021 (E)	88,571	88,525
0.52%, 09/25/2042 (E)	284,736	281,534
1.35%, 03/01/2044 (E)	802,117	830,078
1.37%, 10/01/2044 (E)	371,166	381,218
2.11%, 07/01/2035 (E)	250,675	264,454
2.17%, 09/01/2035 (E)	623,528	660,511
2.31%, 01/01/2026 (E)	2,932	3,068
2.36%, 01/01/2028 (E)	33,443	35,492
2.39%, 11/01/2033 (E)	123,011	130,266
2.56%, 03/01/2034 (E)	217,609	231,203
3.00%, 05/01/2043 - 08/01/2043	2,999,998	2,965,813
3.50%, 08/01/2025 - 04/01/2027	2,986,403	3,156,350
4.00%, 03/01/2041	910,452	959,575
4.50%, 12/01/2024 - 09/01/2042	2,697,733	2,883,359
5.00%, 08/01/2020 - 02/01/2039	2,702,696	2,970,540
5.50%, 01/01/2037 - 02/01/2037	220,769	240,691
6.00%, 07/01/2035 - 05/01/2041	9,096,711	9,945,659
6.30%, 10/17/2038	315,918	323,219
Fannie Mae, IO 6.93%, 07/25/2034 (E) (F)	1,097,124	190,583
Fannie Mae, TBA
3.50% (G)	10,000,000	10,286,484
4.00% (G)	154,000,000	162,167,031
4.50% (G)	200,000	212,469
5.00% (G)	108,000,000	117,320,898
Freddie Mac
1.35%, 10/25/2044 (E)	338,338	349,432
1.55%, 07/25/2044 (E)	343,303	349,489
2.02%, 09/01/2035 (E)	43,213	45,373
2.26%, 03/01/2034 (E)	146,329	154,284
2.35%, 11/01/2033 (E)	130,160	135,994
2.36%, 03/01/2034 (E)	132,638	139,628

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac (continued)
2.38%, 01/01/2036 (E)	$ 2,640,032	$ 2,794,945
2.50%, 09/01/2035 (E)	407,650	432,472
4.00%, 01/01/2041	2,806,162	2,945,405
4.50%, 08/01/2025 - 08/01/2041	8,806,332	9,401,877
6.50%, 04/15/2029 - 07/25/2043	19,952	22,636
Freddie Mac, TBA 4.50% (G)	3,000,000	3,201,562
Ginnie Mae
1.63%, 05/20/2024 (E)	36,577	38,081
6.50%, 06/20/2032	17,115	19,907
Ginnie Mae, IO
6.39%, 04/16/2033 - 10/16/2033 (E) (F)	997,175	182,841
6.43%, 08/16/2033 - 09/20/2034 (E) (F)	2,467,680	471,545
U.S. Small Business Administration Series P10A, Class 1 4.50%, 02/01/2014	10,936	10,999

Total U.S. Government Agency Obligations (cost $333,498,130)		337,225,490

FOREIGN GOVERNMENT OBLIGATIONS - 3.2%
Banco Nacional de Desenvolvimento Economico e Social 3.38%, 09/26/2016 - 144A (F)	300,000	303,000
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/2017	BRL 34,500,000	10,953,727
Spain Government Bond
3.30%, 10/31/2014	EUR 300,000	417,039
4.00%, 07/30/2015	1,200,000	1,701,070
Spain Letras del Tesoro Zero Coupon, 04/16/2014 - 06/20/2014	12,600,000	17,042,124

Total Foreign Government Obligations (cost $30,251,814)		30,416,960

MORTGAGE-BACKED SECURITIES - 5.3%
American Home Mortgage Assets LLC
Series 2006-2, Class 2A1
0.36%, 09/25/2046 (E)	$ 814,543	568,858
Series 2006-4, Class 1A12
0.38%, 10/25/2046 (E)	1,734,336	1,107,146
Banc of America Funding Corp.
Series 2005-D, Class A1
2.63%, 05/25/2035 (E)	563,570	570,777
Series 2006-J, Class 4A1
5.31%, 01/20/2047 (E)	71,530	56,952
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
2.58%, 08/25/2033 (E)	548,783	553,765
Series 2003-8, Class 2A1
3.07%, 01/25/2034 (E)	11,112	11,130
Series 2003-8, Class 4A1
2.87%, 01/25/2034 (E)	111,441	110,567
Series 2005-2, Class A2
2.79%, 03/25/2035 (E)	322,047	321,588
Series 2005-5, Class A2
2.25%, 08/25/2035 (E)	170,091	170,737
Bear Stearns Alt-A Trust Series 2006-6, Class 32A1 2.61%, 11/25/2036 (E)	305,084	203,415

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Structured Products, Inc. Series 2007-R6, Class 1A1 2.05%, 01/26/2036 (E)	$ 261,100	$ 200,750
Berica ABS Srl Series 2011-1, Class A1 0.52%, 12/30/2055 - Reg S (E)	EUR 3,748,757	4,891,626
Berica Residential MBS Srl Series 8, Class A 0.54%, 03/31/2048 - Reg S (E)	6,225,409	7,885,091
CD Commercial Mortgage Trust Series 2007-CD5, Class A4 5.89%, 11/15/2044 (E)	$ 195,844	222,408
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3A, Class A1 0.42%, 08/25/2035 - 144A (E)	174,416	154,467
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2
2.29%, 09/25/2035 (E)	202,485	198,408
Series 2007-10, Class 22AA
2.80%, 09/25/2037 (E)	1,406,151	1,147,564
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	789	768
Series 2005-81, Class A1
0.45%, 02/25/2037 (E)	557,510	415,136
Series 2006-30T1, Class 1A3
6.25%, 11/25/2036	297,037	253,600
Series 2006-J8, Class A2
6.00%, 02/25/2037	295,491	214,135
Series 2006-OA17, Class 1A1A
0.37%, 12/20/2046 (E)	2,140,469	1,499,835
Series 2007-2CB, Class 1A13
5.75%, 03/25/2037 (E)	492,718	384,264
Series 2007-HY4, Class 1A1
2.74%, 06/25/2037 (E)	1,023,464	834,727
Series 2007-OA6, Class A1B
0.37%, 06/25/2037 (E)	915,623	738,217
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-30, Class M
2.78%, 10/19/2032 (E)	12,738	11,389
Series 2004-12, Class 12A1
2.67%, 08/25/2034 (E)	285,734	264,671
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A
0.80%, 03/25/2032 - 144A (E)	412	388
Series 2003-AR15, Class 2A1
2.32%, 06/25/2033 (E)	777,524	765,153
Deutsche ALT-A Securities, Inc., Alternate Loan Trust Series 2005-6, Class 2A3 5.50%, 12/25/2035	659,917	573,113
First Horizon Alternative Mortgage Securities Series 2007-FA4, Class 1A8 6.25%, 08/25/2037	314,278	267,562

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
First Horizon Asset Securities, Inc. Series 2005-AR3, Class 2A1 2.61%, 08/25/2035 (E)	$ 61,860	$ 58,337
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1 2.65%, 09/25/2035 (E)	94,710	94,056
Harborview Mortgage Loan Trust
Series 2006-1, Class 2A1A
0.41%, 03/19/2036 (E)	1,248,303	878,205
Series 2006-12, Class 2A2A
0.36%, 01/19/2038 (E)	841,676	662,588
Series 2006-6, Class 5A1A
5.13%, 08/19/2036 (E)	322,801	267,591
Series 2007-1, Class 2A1A
0.30%, 04/19/2038 (E)	879,320	694,072
IndyMac Index Mortgage Loan Trust Series 2004-AR11, Class 2A 2.53%, 12/25/2034 (E)	37,502	34,378
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
3.95%, 02/25/2035 (E)	59,704	60,058
Series 2007-A1, Class 5A5
2.85%, 07/25/2035 (E)	511,944	518,356
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3 5.87%, 09/15/2045 (E)	1,442,563	1,616,768
Luminent Mortgage Trust Series 2006-6, Class 2A1 0.39%, 10/25/2046 - 144A (E)	480,357	411,452
MASTR Alternative Loan Trust Series 2006-2, Class 2A1 0.57%, 03/25/2036 (E)	121,079	25,087
Mellon Residential Funding Corp. Series 2000-TBC3, Class A1 0.61%, 12/15/2030 (E)	201,500	196,724
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 3A
1.17%, 10/25/2035 (E)	36,053	35,345
Series 2005-3, Class 4A
0.42%, 11/25/2035 (E)	25,125	23,017
Series 2005-A10, Class A
0.38%, 02/25/2036 (E)	150,407	136,717
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1
6.00%, 07/25/2047 (E)	272,831	217,472
Series 2007-3XS, Class 2A1A
0.24%, 01/25/2047 (E)	80,057	74,156
Series 2007-8XS, Class A1
5.75%, 04/25/2037 (E)	303,878	241,587
Permanent Master Issuer PLC
Series 2011-1A, Class 1A1
1.64%, 07/15/2042 - 144A (E) (F)	2,100,000	2,104,259
Series 2011-1A, Class 1A3
1.53%, 07/15/2042 - 144A (E)	EUR 4,200,000	5,714,003
Reperforming Loan REMIC Trust
Series 2004-R1, Class 2A
6.50%, 11/25/2034 - 144A	$ 368,334	382,659
Series 2005-R2, Class 1AF1
0.51%, 06/25/2035 - 144A (E)	966,378	836,330

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Securitization Trust Series 2006-R1, Class A2 0.57%, 01/25/2046 (E)	$ 246,026	$ 128,732
RFMSI Trust Series 2003-S9, Class A1 6.50%, 03/25/2032	1,658	1,739
RMAC Securities PLC Series 2007-NS1X, Class A2B 0.41%, 06/12/2044 - Reg S (E)	3,187,524	2,915,108
Sequoia Mortgage Trust
Series 10, Class 2A1
0.93%, 10/20/2027 (E)	23,690	22,443
Series 2007-1, Class 1A1
2.45%, 01/20/2047 (E)	509,240	435,396
Structured Adjustable Rate Mortgage Loan Trust Series 2004-19, Class 2A1 1.56%, 01/25/2035 (E)	173,692	134,099
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.83%, 09/19/2032 (E)	13,202	12,617
Series 2005-AR5, Class A1
0.42%, 07/19/2035 (E)	34,645	31,442
Series 2005-AR5, Class A2
0.42%, 07/19/2035 (E)	56,355	53,477
Series 2005-AR5, Class A3
0.42%, 07/19/2035 (E)	102,742	98,604
Series 2005-AR8, Class A1A
0.45%, 02/25/2036 (E)	444,152	347,876
Series 2006-AR3, Class 12A1
0.39%, 05/25/2036 (E)	523,358	365,931
Series 2006-AR6, Class 2A1
0.36%, 07/25/2046 (E)	1,914,712	1,477,223
WaMu Mortgage Pass-Through Certificates
Series 2002-AR2, Class A
2.21%, 02/27/2034 (E)	13,504	13,368
Series 2002-AR9, Class 1A
1.55%, 08/25/2042 (E)	8,249	7,587
Series 2003-AR5, Class A7
2.45%, 06/25/2033 (E)	495,377	489,372
Series 2003-AR9, Class 2A
2.46%, 09/25/2033 (E)	910,298	913,629
Series 2006-AR19, Class 1A
0.89%, 01/25/2047 (E)	882,350	728,426
Series 2006-AR19, Class 1A1A
0.88%, 01/25/2047 (E)	751,336	740,594
Series 2006-AR9, Class 2A
2.46%, 08/25/2046 (E)	454,946	408,543
Series 2007-OA1, Class A1A
0.85%, 02/25/2047 (E)	628,863	505,763
Wells Fargo Mortgage Backed Securities Trust
Series 2004-CC, Class A1
2.62%, 01/25/2035 (E)	148,835	148,300
Series 2006-AR4, Class 2A6
5.60%, 04/25/2036 (E)	132,769	46,096
Series 2006-AR8, Class 2A4
2.63%, 04/25/2036 (E)	305,381	285,987

Total Mortgage-Backed Securities (cost $49,131,150)		50,193,776

	Principal	Value
ASSET-BACKED SECURITIES - 4.0%
Amortizing Residential Collateral Trust Series 2002-BC4, Class A 0.75%, 07/25/2032 (E)	$ 3,806	$ 3,479
Asset Backed Funding Certificates Series 2004-OPT5, Class A1 0.87%, 06/25/2034 (E)	292,680	276,655
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.83%, 10/25/2032 (E)	11,122	10,415
Series 2006-SD4, Class 1A1
2.97%, 10/25/2036 (E)	575,173	553,954
Series 2007-AQ1, Class A1
0.28%, 11/25/2036 (E)	633,565	424,822
Chester Asset Receivables Dealings Series 2004-1, Class A 0.70%, 04/15/2016 - Reg S (E)	GBP 3,700,000	5,927,445
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB1, Class AF1A 0.24%, 01/25/2037 (E)	$ 424,953	164,435
Gazprom OAO Via GAZ Capital SA
8.15%, 04/11/2018 - 144A	1,000,000	1,177,500
6.51%, 03/07/2022 - Reg S	3,500,000	3,841,250
Harbourmaster CLO BV Series 5A, Class A1 0.48%, 06/15/2020 - 144A (E)	EUR 159,353	215,498
Home Equity Asset Trust Series 2002-1, Class A4 0.77%, 11/25/2032 (E)	$ 1,026	893
JPMorgan Mortgage Acquisition Corp. Series 2007-CH3, Class A5 0.43%, 03/25/2037 (E)	3,500,000	2,158,223
Mid-State Trust IV Series 4, Class A 8.33%, 04/01/2030	113,396	118,201
New Century Home Equity Loan Trust Series 2006-1, Class A2B 0.35%, 05/25/2036 (E)	132,504	79,215
Park Place Securities, Inc. Series 2005-WCW1, Class A1B 0.43%, 09/25/2035 (E)	77,066	75,170
Securitized Asset Backed Receivables LLC Series 2007-HE1, Class A2A 0.23%, 12/25/2036 (E)	77,902	25,686
Small Business Administration Participation Certificates
Series 2003-20I, Class 1
5.13%, 09/01/2023	22,226	24,070
Series 2004-20C, Class 1
4.34%, 03/01/2024	177,811	191,887
Specialty Underwriting & Residential Finance Trust Series 2004-BC2, Class M1 1.00%, 05/25/2035 (E)	5,616,653	5,198,128
Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.75%, 01/25/2033 (E)	2,200	2,079

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Corp. (continued)
Series 2003-22A, Class 2A1
2.47%, 06/25/2033 (E)	$ 783,435	$ 772,852
Venture VIII CDO, Ltd. Series 2007-8A, Class A2A 0.46%, 07/22/2021 - 144A (E)	6,000,000	5,833,092
Wood Street CLO BV Series I, Class A 0.54%, 11/22/2021 - Reg S (E)	EUR 8,243,863	11,012,790

Total Asset-Backed Securities (cost $35,603,299)		38,087,739

MUNICIPAL GOVERNMENT OBLIGATIONS - 3.7%
Buckeye Tobacco Settlement Financing Authority (Revenue Bonds) Class A-2 5.88%, 06/01/2047	$ 600,000	463,212
Chicago Transit Authority (Revenue Bonds) Series B 6.90%, 12/01/2040	2,700,000	3,097,764
Citizens Property Insurance Corp. (Revenue Bonds) 5.00%, 06/01/2020	4,735,000	5,386,204
City of Chicago, IL (General Obligation Unlimited) Series A, Insurer: AGM 4.75%, 01/01/2036	6,930,000	6,539,425
Kentucky State Property & Building Commission (Revenue Bonds) Series C 5.37%, 11/01/2025	100,000	105,458
New York City Transitional Finance Authority Future Tax Secured Revenue (Revenue Bonds) 4.73%, 11/01/2023	100,000	109,466
North Carolina Medical Care Commission (Revenue Bonds) 5.00%, 06/01/2035 - 06/01/2042	13,280,000	13,712,519
Port Authority of New York & New Jersey (Revenue Bonds) 4.46%, 10/01/2062	4,100,000	3,619,398
State of California - Build America Bonds (General Obligation Unlimited) 7.50%, 04/01/2034	300,000	394,791
Tobacco Settlement Finance Authority (Revenue Bonds) Series A 7.47%, 06/01/2047	1,060,000	832,747
Tobacco Settlement Financing Corp. (Revenue Bonds)
5.50%, 06/01/2026	140,000	148,007
Series 1A
5.00%, 06/01/2041	1,400,000	1,009,582

Total Municipal Government Obligations (cost $36,139,072)		35,418,573

CORPORATE DEBT SECURITIES - 11.8%
Airlines - 0.2%
United Airlines, Inc. 6.75%, 09/15/2015 - 144A	2,200,000	2,266,000

	Principal	Value
Automobiles - 1.0%
Daimler Finance North America LLC 1.30%, 07/31/2015 - 144A	$ 8,200,000	$ 8,249,676
Volkswagen International Finance NV 0.86%, 04/01/2014 - 144A (E)	1,600,000	1,601,448
Capital Markets - 0.8%
Goldman Sachs Group, Inc. 0.53%, 11/15/2014 (E)	EUR 500,000	678,599
Morgan Stanley 3.45%, 11/02/2015	$ 4,200,000	4,369,613
Morgan Stanley, Series MTN 6.63%, 04/01/2018	2,000,000	2,345,636
Commercial Banks - 2.8%
Barclays Bank PLC 10.18%, 06/12/2021 - 144A	2,240,000	2,965,603
Cie de Financement Foncier SA 2.50%, 09/16/2015 - 144A	6,000,000	6,189,492
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019 - 144A (E) (H) (I)	378,000	497,070
Export-Import Bank of Korea 8.13%, 01/21/2014	3,300,000	3,351,846
HSBC Capital Funding, LP 10.18%, 06/30/2030 - 144A (E) (H)	150,000	214,500
JPMorgan Chase Bank NA 0.49%, 07/30/2015 (E)	3,800,000	3,805,256
Lloyds Bank PLC 12.00%, 12/16/2024 - 144A (E) (H)	5,300,000	7,128,500
Lloyds Bank PLC, Series MTN 5.80%, 01/13/2020 - 144A	700,000	804,665
SSIF Nevada, LP 0.94%, 04/14/2014 - 144A (E)	500,000	501,383
Wells Fargo & Co. 7.98%, 03/15/2018 (E) (H)	800,000	902,000
Consumer Finance - 1.0%
Ally Financial, Inc. 3.65%, 06/20/2014 (E)	3,100,000	3,127,435
Springleaf Finance Corp., Series MTN 6.90%, 12/15/2017	5,700,000	6,170,250
Diversified Financial Services - 3.4%
Bank of America Corp. 7.63%, 06/01/2019	4,000,000	4,986,660
Bank of America Corp., Series MTN 5.65%, 05/01/2018 (I)	3,900,000	4,448,648
Bear Stearns Cos., LLC
5.70%, 11/15/2014	1,900,000	1,999,393
6.40%, 10/02/2017	900,000	1,052,545
7.25%, 02/01/2018	2,100,000	2,532,455
Citigroup, Inc.
0.38%, 03/07/2014 (E)	2,000,000	1,999,766
6.00%, 08/15/2017	600,000	689,935
JPMorgan Chase & Co. 6.30%, 04/23/2019	900,000	1,066,601
Lehman Brothers Holdings, Inc. (Escrow shares) 6.75%, 12/28/2017 (J)	1,700,000	0

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Diversified Financial Services (continued)
Merrill Lynch & Co., Inc., Series MTN
0.49%, 01/31/2014 (E)	EUR 1,000,000	$ 1,358,284
6.40%, 08/28/2017	$ 400,000	464,827
6.88%, 04/25/2018	3,900,000	4,632,053
Tayarra, Ltd. 3.63%, 02/15/2022	6,593,879	7,084,101
Diversified Telecommunication Services - 0.4%
KT Corp. 4.88%, 07/15/2015 - 144A	200,000	211,638
Verizon Communications, Inc.
2.00%, 09/14/2018 (E)	400,000	422,316
2.50%, 09/15/2016	500,000	518,852
3.65%, 09/14/2018 (I)	1,200,000	1,276,264
6.40%, 09/15/2033	800,000	905,503
Energy Equipment & Services - 0.2%
NGPL PipeCo LLC 7.12%, 12/15/2017 - 144A (I)	1,800,000	1,701,000
Household Durables - 0.0% (K)
Urbi Desarrollos Urbanos SAB de CV 9.50%, 01/21/2020 - 144A (L)	400,000	64,000
Insurance - 0.2%
American International Group, Inc. 4.25%, 09/15/2014	1,000,000	1,030,285
American International Group, Inc., Series MTN 5.60%, 10/18/2016 (I)	1,000,000	1,120,873
Media - 0.4%
DISH DBS Corp. 7.75%, 05/31/2015 (I)	3,500,000	3,828,125
Paper & Forest Products - 0.3%
Georgia-Pacific LLC 5.40%, 11/01/2020 - 144A	2,500,000	2,826,402
Tobacco - 0.3%
Altria Group, Inc.
4.13%, 09/11/2015	400,000	423,785
9.70%, 11/10/2018	642,000	862,113
Reynolds American, Inc. 7.75%, 06/01/2018 (I)	1,000,000	1,220,104
Trading Companies & Distributors - 0.8%
International Lease Finance Corp. 7.13%, 09/01/2018 - 144A	6,600,000	7,598,250
Transportation Infrastructure - 0.0% (K)
Korea Expressway Corp. 5.13%, 05/20/2015 - 144A	200,000	211,552

Total Corporate Debt Securities (cost $103,153,883)		111,705,302

COMMERCIAL PAPER - 0.9%
Diversified Financial Services - 0.9%
Ford Motor Credit Co. 1.02%, 11/01/2013 - 11/22/2013 (M)	8,500,000	8,497,228

Total Commercial Paper (cost $8,497,228)		8,497,228

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.0%
Freddie Mac
0.05%, 11/29/2013 - 12/27/2013	7,256,000	7,255,654
0.06%, 01/02/2014	700,000	699,925
0.07%, 01/03/2014	1,600,000	1,599,810

Total Short-Term U.S. Government Agency Obligations (cost $9,555,389)		9,555,389

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 2.4%
Italy Buoni Ordinari del Tesoro BOT
0.55%, 02/28/2014 (M)	EUR 7,100,000	$ 9,625,174
0.77%, 10/14/2014 (M)	100,000	134,779
0.81%, 09/12/2014 (M)	600,000	809,297
0.84%, 10/14/2014 (M)	600,000	808,670
Spain Letras del Tesoro
0.71%, 03/14/2014 (M)	700,000	948,457
0.77%, 03/14/2014 (M)	1,400,000	1,896,914
0.79%, 03/14/2014 (M)	5,100,000	6,910,188
0.81%, 10/17/2014 (M)	800,000	1,078,520
0.82%, 10/17/2014 (M)	600,000	808,890

Total Short-Term Foreign Government Obligations (cost $22,714,744)		23,020,889

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.2%
Commercial Banks - 0.2%
Wells Fargo & Co. - Series L, 7.50%	1,600	1,822,400

Total Convertible Preferred Stock (cost $1,384,035)		1,822,400

PREFERRED STOCK - 0.1%
Thrifts & Mortgage Finance - 0.1%
DG Funding Trust - Class A 144A, 2.53% (E) (F) (J)	119	842,516

Total Preferred Stock (cost $1,265,910)		842,516

SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (M)	7,130,800	7,130,800

Total Securities Lending Collateral (cost $7,130,800)		7,130,800

	Principal	Value
REPURCHASE AGREEMENTS - 23.7%
Bank of America 0.08% (M), dated 10/28/2013, to be repurchased at $36,100,562 on 11/04/2013. Collateralized by a U.S. Government Obligation, 0.38%, due 01/15/2016, and with a value of $36,837,490.	$ 36,100,000	36,100,000
Bank of America 0.13% (M), dated 10/31/2013, to be repurchased at $26,400,095 on 11/01/2013. Collateralized by U.S. Government Obligations, 3.13% - 4.50%, due 08/15/2039 - 11/15/2041, and with a total value of $26,856,644.	26,400,000	26,400,000
Barclays Capital, Inc. 0.05% (M), dated 10/28/2013, to be repurchased at $17,000,165 on 11/04/2013. Collateralized by a U.S. Government Obligation, 0.50%, due 04/15/2015, and with a value of $17,308,976.	17,000,000	17,000,000
Barclays Capital, Inc. 0.05% (M), dated 10/25/2013, to be repurchased at $17,000,283 on 11/06/2013. Collateralized by a U.S. Government Obligation, 2.00%, due 01/15/2014, and with a value of $17,222,364.	17,000,000	17,000,000

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Barclays Capital, Inc. 0.12% (M), dated 10/31/2013, to be repurchased at $12,300,041 on 11/01/2013. Collateralized by a U.S. Government Obligation, 0.63%, due 11/30/2017, and with a value of $12,505,493.

	$ 12,300,000	$ 12,300,000
BNP Paribas 0.06% (M), dated 11/01/2013, to be repurchased at $30,001,550 on 12/02/2013. Collateralized by a U.S. Government Obligation, 3.13%, due 02/15/2042, and with a value of $30,417,353. (F)	30,000,000	30,000,000
Credit Suisse Securities USA 0.12% (M), dated 10/31/2013, to be repurchased at $21,700,072 on 11/01/2013. Collateralized by a U.S. Government Obligation, 0.63%, due 11/30/2017, and with a value of $22,172,274.	21,700,000	21,700,000
Deutsche Bank AG 0.12% (M), dated 10/31/2013, to be repurchased at $6,600,022 on 11/01/2013. Collateralized by a U.S. Government Obligation, 2.00%, due 01/15/2014, and with a value of $6,689,982.	6,600,000	6,600,000
JPMorgan Securities, Inc. 0.08% (M), dated 10/30/2013, to be repurchased at $5,400,084 on 11/06/2013. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2017, and with a value of $5,498,927.	5,400,000	5,400,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

JPMorgan Securities, Inc. 0.14% (M), dated 10/31/2013, to be repurchased at $4,000,016 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 2.26%, due 12/05/2022, and with a value of $4,040,778.

	$ 4,000,000	$ 4,000,000
Morgan Stanley 0.13% (M), dated 10/31/2013, to be repurchased at $11,100,040 on 11/01/2013. Collateralized by a U.S. Government Obligation, 0.88%, due 12/31/2016, and with a value of $11,284,567.	11,100,000	11,100,000
Royal Bank of Scotland 0.08% (M), dated 10/23/2013, to be repurchased at $35,201,643 on 11/13/2013. Collateralized by a U.S. Government Obligation, 3.25%, due 07/31/2016, and with a value of $35,708,905. (F)	35,200,000	35,200,000
State Street Bank & Trust Co. 0.01% (M), dated 10/31/2013, to be repurchased at $945,652 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 12/15/2027, and with a value of $964,890.	945,652	945,652

Total Repurchase Agreements (cost $223,745,652)		223,745,652

Total Investment Securities (cost $1,255,871,357) (N)		1,272,790,091
Other Assets and Liabilities - Net - (34.5%)		(326,669,981)

Net Assets - 100.0%		$ 946,120,110

WRITTEN SWAPTIONS: (O)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call-OTC 10-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Receive	2.50%	01/27/2014	$52,300,000	$(339,950)	$(203,626)
Call- OTC 5-Year Interest Rate Swap	MSC	3-Month USD LIBOR BBA	Receive	1.30	01/27/2014	2,400,000	(2,880)	(2,982)
Put- OTC 10-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Pay	3.50	01/27/2014	52,300,000	(424,938)	(38,847)
Put- OTC 5-Year Interest Rate Swap	MSC	3-Month USD LIBOR BBA	Pay	1.10	12/18/2013	1,200,000	(2,370)	(62)
Put- OTC 5-Year Interest Rate Swap	MSC	3-Month USD LIBOR BBA	Pay	1.80	01/27/2014	2,400,000	(7,620)	(7,037)
Put- OTC 5-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Pay	2.50	09/21/2015	21,000,000	(399,000)	(589,283)

							$(1,176,758)	$(841,837)

CENTRALLY CLEARED SWAP AGREEMENTS: (P)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (Q)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (R)	Market Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 21	1.00%	12/20/2018	$53,900,000	$782,272	$561,244	$221,028

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	3.00%	09/21/2017	$127,700,000	$1,131,992	$849,431	$282,561

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	3.50%	12/18/2043	$38,000,000	$914,703	$2,158,045	$(1,243,342)

OVER THE COUNTER SWAP AGREEMENTS: (O)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION: (Q)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread (BP) at 10/31/13 (T)	Notional Amount (R)	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Brazil, 12.25%, 03/06/2030	1.00%	09/20/2016	MSC	(55.00)	$3,600,000	$(13,819)	$(45,723)	$31,904
Japan, 2.00%, 03/21/2022 (F)	1.00	09/20/2016	BCLY	202.00	4,700,000	100,993	86,764	14,229
Japan, 2.00%, 03/21/2022 (F)	1.00	09/20/2016	DUB	202.00	1,900,000	40,828	35,632	5,196
United Mexican States, 7.50%, 04/08/2033	1.00	09/20/2016	DUB	110.00	2,600,000	30,742	9,656	21,086

						$158,744	$86,329	$72,415

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (Q)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (R)	Market Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Dow Jones North American Investment Grade Index - Series 5	0.46%	12/20/2015	MSC	$3,200,000	$8,932	$0	$8,932
North American CMBS Basket Index - Series AAA	0.35	02/17/2051	GSC	98,579	(2,612)	(2,574)	(38)

					$6,320	$(2,574)	$8,894

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BRL-CDI	7.80%	01/02/2015	MSC	BRL 24,200,000	$(276,134)	$(3,579)	$(272,555)
BRL-CDI	8.08	01/02/2015	HSBC	8,200,000	(72,068)	8,591	(80,659)
BRL-CDI	8.43	01/02/2015	DUB	2,400,000	(12,325)	8,294	(20,619)
BRL-CDI	9.93	01/02/2015	UBS	22,600,000	214,974	8,686	206,288
BRL-CDI	9.93	01/02/2015	MSC	26,200,000	249,219	5,501	243,718
BRL-CDI	9.94	01/02/2015	GSC	21,600,000	207,700	0	207,700

					$311,366	$27,493	$283,873

FUTURES CONTRACTS: (U)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Long	55	12/19/2013	$(12,964)
5-Year U.S. Treasury Note	Long	187	12/31/2013	482,859
90-Day Eurodollar	Long	605	06/15/2015	354,161
90-Day Eurodollar	Long	617	09/14/2015	790,584
90-Day Eurodollar	Long	391	12/14/2015	359,438
90-Day Eurodollar	Long	370	03/14/2016	285,129
90-Day Eurodollar	Long	166	06/13/2016	333,478

				$2,592,685

FORWARD FOREIGN CURRENCY CONTRACTS: (O)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	UBS	(128,000)	11/04/2013	$(119,104)	$(1,844)
BRL	MSC	25,831,010	11/04/2013	11,868,142	(348,646)
BRL	MSC	(25,527,348)	11/04/2013	(11,178,800)	(205,276)
BRL	MSC	(264,264)	11/04/2013	(121,000)	3,150
BRL	MSC	(39,398)	11/04/2013	(18,000)	430
BRL	MSC	(25,831,010)	12/03/2013	(11,791,751)	352,129
EUR	BCLY	35,714,000	11/04/2013	49,196,035	(704,948)
EUR	BCLY	(373,000)	11/04/2013	(505,083)	(1,362)
EUR	GSC	(24,213,000)	11/04/2013	(32,767,913)	(107,561)
EUR	HSBC	(8,140,000)	11/04/2013	(10,992,997)	(59,180)
EUR	HSBC	(60,000)	11/04/2013	(82,611)	1,145
EUR	MSC	(926,000)	11/04/2013	(1,266,360)	9,073
EUR	MSC	(317,000)	11/04/2013	(433,516)	3,106
EUR	UBS	(1,685,000)	11/04/2013	(2,272,410)	(15,418)
EUR	BCLY	(35,714,000)	12/03/2013	(49,199,499)	705,520
EUR	BOA	(1,191,000)	12/03/2013	(1,641,563)	24,372
EUR	GSC	(7,072,000)	02/28/2014	(9,467,060)	(136,815)
EUR	GSC	(3,184,000)	03/14/2014	(4,253,184)	(70,851)
EUR	RBS	(6,471,000)	03/14/2014	(8,652,413)	(135,537)
EUR	RBS	(697,000)	03/14/2014	(931,739)	(14,823)
GBP	RBS	(3,716,000)	12/12/2013	(5,804,206)	(152,093)
MXN	JPM	(13,475,295)	12/17/2013	(1,016,383)	(12,498)
MXN	RBS	27,441,280	12/17/2013	2,120,000	(24,771)
NOK	HSBC	125,000	11/14/2013	21,162	(175)

					$(892,873)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (V)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$395,127,377	$—	$395,127,377
U.S. Government Agency Obligations	—	337,225,490	—	337,225,490
Foreign Government Obligations	—	30,416,960	—	30,416,960
Mortgage-Backed Securities	—	50,193,776	—	50,193,776
Asset-Backed Securities	—	38,087,739	—	38,087,739
Municipal Government Obligations	—	35,418,573	—	35,418,573
Corporate Debt Securities
Airlines	—	2,266,000	—	2,266,000
Automobiles	—	9,851,124	—	9,851,124
Capital Markets	—	7,393,848	—	7,393,848
Commercial Banks	—	26,360,315	—	26,360,315
Consumer Finance	—	9,297,685	—	9,297,685
Diversified Financial Services	—	32,315,268	0	32,315,268
Diversified Telecommunication Services	—	3,334,573	—	3,334,573
Energy Equipment & Services	—	1,701,000	—	1,701,000
Household Durables	—	64,000	—	64,000
Insurance	—	2,151,158	—	2,151,158
Media	—	3,828,125	—	3,828,125
Paper & Forest Products	—	2,826,402	—	2,826,402
Tobacco	—	2,506,002	—	2,506,002
Trading Companies & Distributors	—	7,598,250	—	7,598,250
Transportation Infrastructure	—	211,552	—	211,552
Commercial Paper	—	8,497,228	—	8,497,228
Short-Term U.S. Government Agency Obligations	—	9,555,389	—	9,555,389
Short-Term Foreign Government Obligations	—	23,020,889	—	23,020,889
Convertible Preferred Stock	1,822,400	—	—	1,822,400
Preferred Stock
Thrifts & Mortgage Finance	—	—	842,516	842,516
Securities Lending Collateral	7,130,800	—	—	7,130,800
Repurchase Agreements	—	223,745,652	—	223,745,652
Total Investment Securities	$8,953,200	$1,262,994,375	$842,516	$1,272,790,091

Derivative Financial Instruments
Credit Default Swap Agreements (W)	$221,028	$81,347	$—	$302,375
Interest Rate Swap Agreements (W)	282,561	657,706	—	940,267
Futures Contracts (W)	2,605,649	—	—	2,605,649
Forward Foreign Currency Contracts (W)	—	1,098,925	—	1,098,925
Total Derivative Financial Instruments	$3,109,238	$1,837,978	$—	$4,947,216

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Written Swaptions	$—	$(841,837)	$—	$(841,837)
Credit Default Swap Agreements (W)	—	(38)	—	(38)
Interest Rate Swap Agreements (W)	(1,243,342)	(373,833)	—	(1,617,175)
Futures Contracts (W)	(12,964)	—	—	(12,964)
Forward Foreign Currency Contracts (W)	—	(1,991,798)	—	(1,991,798)
Total Derivative Financial Instruments	$(1,256,306)	$(3,207,506)	$—	$(4,463,812)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (X)	Transfers into Level 3	Transfer out of Level 3	Ending Balance at October 31, 2013 (Y)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (X)
Preferred Stock	$873,003	$—	$—	$—	$—	$(30,487)	$—	$—	$842,516	$(30,487)
Corporate Debt Securities	0	—	—	—	—	0	—	—	0	0
Total	$873,003	$—	$—	$—	$—	$(30,487)	$—	$—	$842,516	$(30,487)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security has been segregated by the custodian with the broker as collateral for centrally cleared swaps. Total value of securities segregated as collateral to cover centrally cleared swaps is $2,627,794.
(B)	All or a portion of this security has been segregated by the custodian with the broker as collateral for open swap, swaptions and/or forward foreign currency contracts. Total value of securities segregated for open swap, swaptions and/or forward foreign currency contracts is $988,575.
(C)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $1,023,765.
(D)	Security is subject to sale-buyback transactions.
(E)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(F)	Illiquid. Total aggregate market value of illiquid securities is $69,294,744, or 7.32% of the fund’s net assets, and total aggregate market value of illiquid derivatives is $141,821, or 0.01% of the fund’s net assets.
(G)	Cash in the amount of $3,445,000 has been segregated by the broker with the custodian as collateral for open TBA commitment transactions.
(H)	The security has a perpetual maturity. The date shown is the next call date.
(I)	All or a portion of this security is on loan. The value of all securities on loan is $6,984,995. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $842,516, or 0.09% of the fund’s net assets.
(K)	Percentage rounds to less than 0.1%.
(L)	In default.
(M)	Rate shown reflects the yield at October 31, 2013.
(N)	Aggregate cost for federal income tax purposes is $1,255,894,496. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $35,594,971 and $18,699,376, respectively. Net unrealized appreciation for tax purposes is $16,895,595.
(O)	Cash in the amount of $732,000 has been segregated by the broker with the custodian as collateral for open swap, swaptions and/or forward foreign currency contracts.
(P)	Cash in the amount of $1,210,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.
(Q)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(R)	The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(S)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(T)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(U)	Cash in the amount of $268,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(V)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(W)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(X)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(Y)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $61,006,343, or 6.45% of the fund’s net assets.
AGM	Assured Guaranty Municipal Corporation
BBA	British Bankers’ Association
BCLY	Barclays Bank PLC
BOA	Bank of America
BP	Basis Point
CDI	Credit Default Index
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Securities
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
MTN	Medium Term Note
OAO	Otkrytoe Aktsionernoe Obschestvo (Open Joint Stock Corporation)
OTC	Over the Counter
RBS	Royal Bank of Scotland Group PLC
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NOK	Norwegian Krone
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Value

SCHEDULE OF INVESTMENTS

At October 31, 2013

	Shares	Value
COMMON STOCKS - 86.6%
France - 4.1%
Sanofi	86,950	$ 9,272,142
Total SA	60,000	3,687,511
Vivendi SA	185,000	4,695,878
Germany - 0.6%
Lanxess AG	38,000	2,674,658
Hong Kong - 11.7%
Cheung Kong Holdings, Ltd.	1,009,153	15,801,777
Henderson Land Development Co., Ltd.	2,073,198	12,273,931
Hutchison Whampoa, Ltd.	1,320,888	16,449,340
Wheelock & Co., Ltd.	1,087,000	5,566,091
Japan - 8.0%
Daiwa Securities Group, Inc.	690,000	6,259,331
Mitsui Fudosan Co., Ltd.	234,462	7,713,664
Toyota Industries Corp.	460,107	20,190,803
Korea, Republic of - 3.0%
POSCO - ADR	174,261	12,975,474
Sweden - 2.6%
Investor AB - Class B	342,350	10,999,494
Switzerland - 3.0%
Pargesa Holding SA	163,000	12,979,280
United Kingdom - 2.8%
Segro PLC - REIT	1,633,400	8,558,867
Vodafone Group PLC	900,000	3,239,668
United States - 50.8%
Alleghany Corp. (A)	20,200	8,189,484
Allscripts Healthcare Solutions, Inc. (A) (B)	95,000	1,313,850
Apache Corp.	63,500	5,638,800
AVX Corp.	819,541	10,858,918
Bank of New York Mellon Corp.	570,052	18,127,654
Bristow Group, Inc.	97,685	7,860,712
Brookfield Asset Management, Inc. - Class A (B)	480,036	18,999,825
Brookfield Property Partners, LP (A)	26,692	514,088
Capital Southwest Corp.	77,024	2,531,779
Comerica, Inc. - Class A	338,000	14,635,400
Cubic Corp. (B)	36,000	1,890,000
Devon Energy Corp. - Class A	263,000	16,626,860
Electronics for Imaging, Inc. - Class B (A)	247,436	8,489,529
EnCana Corp. (B)	367,000	6,576,640
Forest City Enterprises, Inc. - Class A (A) (B)	539,836	10,937,077

	Shares	Value
United States (continued)
Intel Corp.	370,961	$ 9,062,577
KeyCorp	1,140,000	14,284,200
Leucadia National Corp.	296,000	8,388,640
Lowe’s Cos., Inc.	109,000	5,426,020
NVIDIA Corp. (B)	380,000	5,768,400
SEACOR Holdings, Inc. (B)	43,446	4,249,019
Symantec Corp.	290,000	6,594,600
Tejon Ranch Co. (A)	86,299	3,194,789
Tellabs, Inc. (B)	941,479	2,297,209
Westwood Holdings Group, Inc. (B)	99,253	5,293,162
Weyerhaeuser Co. - REIT	285,000	8,664,000
White Mountains Insurance Group, Ltd.	19,500	11,389,365

Total Common Stocks (cost $351,883,537)		371,140,506

WARRANT - 0.0% (C)
United States - 0.0% (C)
Tejon Ranch Co. (A) Expiration: 08/31/2016 Exercise Price: $40.00	12,747	66,922

Total Warrant (cost $112,116)		66,922

SECURITIES LENDING COLLATERAL - 7.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (D)	31,119,322	31,119,322

Total Securities Lending Collateral (cost $31,119,322)		31,119,322

	Principal	Value
REPURCHASE AGREEMENT - 13.2%
State Street Bank & Trust Co. 0.01% (D), dated 10/31/2013, to be repurchased at $56,435,627 on 11/01/2013. Collateralized by U.S. Government Agency Obligations, 2.50%, due 01/01/2033, and with a total value of $57,568,772.	$ 56,435,612	56,435,612

Total Repurchase Agreement (cost $56,435,612)		56,435,612

Total Investment Securities (cost $439,550,587) (E)		458,762,362
Other Assets and Liabilities - Net - (7.1%)		(30,472,548)

Net Assets - 100.0%		$ 428,289,814

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Real Estate Management & Development	16.4%	$75,068,164
Oil, Gas & Consumable Fuels	7.1	32,529,811
Diversified Financial Services	7.1	32,367,414
Capital Markets	7.0	32,211,926
Commercial Banks	6.3	28,919,600
Auto Components	4.4	20,190,803
Insurance	4.3	19,578,849
Real Estate Investment Trusts	3.8	17,222,867
Industrial Conglomerates	3.6	16,449,340
Semiconductors & Semiconductor Equipment	3.2	14,830,977
Metals & Mining	2.8	12,975,474

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities	Value
Energy Equipment & Services	2.6%	$12,109,731
Electronic Equipment & Instruments	2.4	10,858,918
Pharmaceuticals	2.0	9,272,142
Computers & Peripherals	1.8	8,489,529
Software	1.4	6,594,600
Specialty Retail	1.2	5,426,020
Media	1.0	4,695,878
Wireless Telecommunication Services	0.7	3,239,668
Chemicals	0.6	2,674,658
Communications Equipment	0.5	2,297,209
Aerospace & Defense	0.4	1,890,000
Health Care Technology	0.3	1,313,850

Investment Securities, at Value	80.9	371,207,428
Short-Term Investments	19.1	87,554,934

Total Investments	100.0%	$458,762,362

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Common Stocks	$230,778,071	$140,362,435	$—	$371,140,506
Warrant	66,922	—	—	66,922
Securities Lending Collateral	31,119,322	—	—	31,119,322
Repurchase Agreement	—	56,435,612	—	56,435,612
Total Investment Securities	$261,964,315	$196,798,047	$—	$458,762,362

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $30,402,154. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1%.
(D)	Rate shown reflects the yield at October 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $443,122,174. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $54,077,037 and $38,436,849, respectively. Net unrealized appreciation for tax purposes is $15,640,188.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2013

	Transamerica Arbitrage Strategy	Transamerica Bond	Transamerica Core Bond	Transamerica Developing Markets Equity	Transamerica Global Real Estate Securities
Assets:
Investment securities, at value	$174,260,120	$914,393,908	$1,088,546,087	$617,780,271	$77,421,112
Repurchase agreements, at value	25,930,003	27,583,078	95,554,714	37,517,323	331,472
Cash on deposit with broker	55,086,747	—	—	—	—
Foreign currency, at value	4,105	—	—	950,552	1
Cash	105,842	121,273	1,015	—	—
Unrealized appreciation on forward foreign currency contracts	271,481	—	—	—	—
Unrealized appreciation on OTC swap agreements	29	—	—	—	—
Receivables:
Shares of beneficial interest sold	—	33,473	33,474	—	3,139
Investment securities sold	9,144,879	2,362,295	239,502	3,147,665	1,010,414
Interest	228,075	9,413,306	5,334,462	11	—
Dividends	110,079	161,932	—	251,684	113,291
Dividend reclaims	1,258	—	—	21,983	44,057
Securities lending income (net)	—	25,625	7,386	9,343	1,483
Variation margin receivable on financial derivative instruments	—	5,625	—	—	—
Prepaid expenses	1,611	8,686	12,390	5,734	1,786
Total assets	265,144,229	954,109,201	1,189,729,030	659,684,566	78,926,755
Liabilities:
Due to custodian	—	—	—	—	1
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	4,809	32,333	47,543	85,493	30,052
Investment securities purchased	8,378,991	8,566,058	1,695,736	975,373	429,285
Management and advisory fees	193,696	455,021	412,845	563,630	47,079
Administration fees	4,466	18,030	23,984	12,661	1,471
Transfer agent fees	1,340	5,409	7,195	3,799	441
Trustees fees	828	41	54	462	3
Audit and tax fees	19,329	18,362	18,362	23,968	22,406
Custody fees	38,286	12,272	25,385	71,756	16,592
Legal fees	1,491	10,718	17,851	6,773	2,494
Printing and shareholder reports fees	327	1,396	3,491	728	396
Dividends from securities sold short	58,380	—	—	—	—
Capital gains tax	—	—	—	655,598	—
Other	1,147	2,244	2,343	2,199	240
Collateral for securities on loan	—	87,180,453	53,681,451	46,386,390	9,102,386
Written options and swaptions, at value	153,338	—	—	—	—
Securities sold short, at value	50,801,061	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	703,698	—	—	—	—
Unrealized depreciation on OTC swap agreements	8,456	—	—	—	—
Total liabilities	60,369,643	96,302,337	55,936,240	48,788,830	9,652,846
Net assets	$204,774,586	$857,806,864	$1,133,792,790	$610,895,736	$69,273,909

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$205,218,811	$791,743,617	$1,080,086,192	$543,175,359	$107,900,272
Undistributed (accumulated) net investment income (loss)	522,779	3,601,261	4,862,893	1,034,965	(4,546,544)
Undistributed (accumulated) net realized gain (loss)	(1,048,225)	10,754,051	20,720,705	6,240,317	(55,693,494)
Net unrealized appreciation (depreciation) on:
Investment securities	4,464,306	51,816,142	28,123,000	60,490,097	21,612,867
Futures contracts	—	(109,472)	—	—	—
Options written	43,997	—	—	—	—
Swap agreements	(8,427)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(435,065)	1,265	—	(45,002)	808
Securities sold short	(3,983,590)	—	—	—	—
Net assets	$204,774,586	$857,806,864	$1,133,792,790	$610,895,736	$69,273,909
Shares outstanding	20,463,509	80,914,679	109,872,283	50,129,794	5,192,025
Net asset value and offering price per share	$10.01	$10.60	$10.32	$12.19	$13.34
Investment securities, at cost	$169,795,814	$862,577,766	$1,060,423,087	$556,634,577	$55,808,245
Repurchase agreement, at cost	$25,930,003	$27,583,078	$95,554,714	$37,517,323	$331,472
Foreign currency, at cost	$4,109	$—	$—	$994,584	$1
Securities loaned, at value	$—	$85,343,694	$52,595,050	$44,785,468	$8,798,339
Premium received on written options and swaptions	$197,335	$—	$—	$—	$—
Proceeds received from securities sold short	$46,817,471	$—	$—	$—	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2013

	Transamerica Growth	Transamerica International	Transamerica International Equity Opportunities	Transamerica International Small Cap	Transamerica International Value Opportunities
Assets:
Investment securities, at value	$598,815,791	$403,757,615	$256,355,825	$462,161,017	$273,041,741
Repurchase agreements, at value	703,822	5,530,860	2,021,068	4,671,686	8,774,153
Foreign currency, at value	—	11,333	96,584	2,146,552	12,375
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	335,996
Receivables:
Investment securities sold	5,468,082	—	679,838	310,114	993,538
Interest	—	3	1	1	2
Dividends	124,739	414,697	517,600	992,358	580,906
Dividend reclaims	2,401	238,196	96,206	70,122	116,900
Securities lending income (net)	5,190	16,736	2,232	17,500	4,344
Prepaid expenses	5,896	3,692	2,488	4,080	2,767
Total assets	605,125,921	409,973,132	259,771,842	470,373,430	283,862,722
Liabilities:
Due to custodian	2	1	1	1	1
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	285,392	76,093	42,424	39,521	62,612
Investment securities purchased	3,960,441	29,563	254,700	934,834	164,061
Management and advisory fees	366,323	299,190	187,446	381,347	198,813
Administration fees	11,945	7,762	5,207	9,088	5,723
Transfer agent fees	3,584	2,328	1,562	2,726	1,717
Trustees fees	28	18	17	269	13
Audit and tax fees	15,211	19,200	16,944	20,361	18,104
Custody fees	4,713	16,581	8,548	24,434	18,972
Legal fees	7,693	4,594	3,458	4,830	3,473
Printing and shareholder reports fees	857	526	413	460	437
Other	726	438	519	1,079	484
Collateral for securities on loan	26,924,051	39,666,524	11,235,885	32,655,387	14,386,573
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	641,438
Total liabilities	31,580,966	40,122,818	11,757,124	34,074,337	15,502,421
Net assets	$573,544,955	$369,850,314	$248,014,718	$436,299,093	$268,360,301

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$270,205,924	$416,091,438	$208,903,637	$330,321,412	$212,809,056
Undistributed (accumulated) net investment income (loss)	—	3,435,895	3,257,696	2,728,451	2,481,700
Undistributed (accumulated) net realized gain (loss)	67,961,815	(151,699,378)	3,739,496	3,611,597	9,772,756
Net unrealized appreciation (depreciation) on:
Investment securities	235,377,216	102,015,130	32,113,166	99,624,896	43,596,500
Translation of assets and liabilities denominated in foreign currencies	—	7,229	723	12,737	(299,711)
Net assets	$573,544,955	$369,850,314	$248,014,718	$436,299,093	$268,360,301
Shares outstanding	36,087,460	34,336,650	28,666,921	43,332,809	26,842,165
Net asset value and offering price per share	$15.89	$10.77	$8.65	$10.07	$10.00
Investment securities, at cost	$363,438,575	$301,742,485	$224,242,659	$362,536,121	$229,445,241
Repurchase agreement, at cost	$703,822	$5,530,860	$2,021,068	$4,671,686	$8,774,153
Foreign currency, at cost	$—	$11,309	$98,063	$2,138,671	$12,393
Securities loaned, at value	$26,092,465	$38,031,634	$10,728,310	$30,939,651	$14,006,786

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2013

	Transamerica Long/Short Strategy	Transamerica Mid Cap Value	Transamerica Real Return TIPS	Transamerica Select Equity	Transamerica Total Return
Assets:
Investment securities, at value	$139,315,469	$258,692,800	$365,382,949	$1,405,681,671	$1,049,044,439
Repurchase agreements, at value	32,732	5,715,234	285,538	34,317,584	223,745,652
Cash on deposit with broker	76,920,231	—	345,000	—	1,478,000
Foreign currency, at value	—	—	287,095	—	567,738
Cash	—	—	—	—	570,448
Unrealized appreciation on forward foreign currency contracts	—	—	172,179	—	1,098,925
Unrealized appreciation on OTC swap agreements	—	—	586,236	—	739,053
Premium paid on OTC swap agreements	—	—	327,527	—	163,124
Receivables:
Shares of beneficial interest sold	—	—	—	11,212	38,881
Investment securities sold	7,188,628	1,143,686	28,675	5,234,226	89,240,064
Interest	—	2	1,214,543	9	3,301,665
Dividends	94,065	148,588	—	1,190,041	—
Dividend reclaims	—	—	—	260,021	—
Securities lending income (net)	—	4,302	956	1,030	1,826
Variation margin receivable on financial derivative instruments	—	—	52,701	—	157,575
Prepaid expenses	461	2,622	5,488	15,451	10,183
Total assets	223,551,586	265,707,234	368,688,887	1,446,711,245	1,370,157,573
Liabilities:
Due to custodian	—	1	3	5	—
Cash deposit due to broker	—	—	520,000	—	4,177,000
Premium received on OTC swap agreements	—	—	29,807	—	51,876
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2,491	60,777	16,108	303,703	49,455
Investment securities purchased	4,353,840	725,361	18,012	—	408,808,681
Management and advisory fees	138,138	172,262	180,107	842,585	517,013
Administration fees	2,663	5,250	6,519	29,633	19,994
Transfer agent fees	799	1,575	1,956	8,890	5,998
Trustees fees	6	12	15	68	659
Audit and tax fees	16,490	14,081	24,987	14,081	24,987
Custody fees	6,565	3,375	20,236	11,377	28,055
Legal fees	1,528	3,062	12,141	17,875	11,460
Printing and shareholder reports fees	493	613	2,273	1,610	1,155
Dividends from securities sold short	92,104	—	—	—	—
Deferred income for sale-buyback financing transactions	—	—	17,095	—	—
Interest payable	—	—	3,995	—	—
Other	401	261	1,679	1,497	2,824
Collateral for securities on loan	—	13,311,225	2,917,350	30,430,152	7,130,800
Payable for sale-buyback financing transactions	—	—	19,889,117	—	—
Written options and swaptions, at value	—	—	181,261	—	841,837
Securities sold short, at value	96,548,137	—	—	—	—
Reverse repurchase agreements, at value	—	—	36,013,000	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	232,274	—	1,991,798
Unrealized depreciation on OTC swap agreements	—	—	888,469	—	373,871
Total liabilities	101,163,655	14,297,855	60,976,404	31,661,476	424,037,463
Net assets	$122,387,931	$251,409,379	$307,712,483	$1,415,049,769	$946,120,110

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$124,658,466	$150,642,312	$291,741,705	$998,011,196	$935,751,994
Undistributed (accumulated) net investment income (loss)	(1,345,214)	1,614,450	2,698,748	931,770	189,695
Undistributed (accumulated) net realized gain (loss)	(8,264,559)	14,781,739	5,239,506	101,416,983	(8,397,496)
Net unrealized appreciation (depreciation) on:
Investment securities	24,678,330	84,370,878	5,551,231	314,689,820	16,918,734
Futures contracts	—	—	372,842	—	2,592,685
Options written	—	—	550,980	—	334,921
Swap agreements	—	—	1,622,331	—	(374,571)
Translation of assets and liabilities denominated in foreign currencies	—	—	(64,860)	—	(895,852)
Securities sold short	(17,339,092)	—	—	—	—
Net assets	$122,387,931	$251,409,379	$307,712,483	$1,415,049,769	$946,120,110
Shares outstanding	13,906,341	15,162,418	30,463,169	101,351,711	89,995,527
Net asset value and offering price per share	$8.80	$16.58	$10.10	$13.96	$10.51
Investment securities, at cost	$114,637,139	$174,321,922	$359,831,718	$1,090,991,851	$1,032,125,705
Repurchase agreement, at cost	$32,732	$5,715,234	$285,538	$34,317,584	$223,745,652
Foreign currency, at cost	$—	$—	$288,410	$—	$571,333
Reverse repurchase agreements, at cost	$—	$—	$36,013,000	$—	$—
Securities loaned, at value	$—	$13,024,773	$2,859,265	$29,738,233	$6,984,995
Premium received on written options and swaptions	$—	$—	$732,241	$—	$1,176,758
Proceeds received from securities sold short	$79,209,045	$—	$—	$—	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2013

Transamerica Value
Assets:
Investment securities, at value	$402,326,750
Repurchase agreements, at value	56,435,612
Receivables:
Investment securities sold	381,426
Interest	16
Dividends	528,921
Dividend reclaims	109,480
Securities lending income (net)	5,265
Prepaid expenses	4,365
Total assets	459,791,835
Liabilities:
Due to custodian	1
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	53,412
Management and advisory fees	287,557
Administration fees	8,986
Transfer agent fees	2,696
Trustees fees	85
Audit and tax fees	16,417
Custody fees	7,105
Legal fees	5,028
Printing and shareholder reports fees	490
Other	922
Collateral for securities on loan	31,119,322
Total liabilities	31,502,021
Net assets	$428,289,814

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$478,718,493
Undistributed (accumulated) net investment income (loss)	3,718,619
Undistributed (accumulated) net realized gain (loss)	(73,366,516)
Net unrealized appreciation (depreciation) on:
Investment securities	19,211,775
Translation of assets and liabilities denominated in foreign currencies	7,443
Net assets	$428,289,814
Shares outstanding	15,132,536
Net asset value and offering price per share	$28.30
Investment securities, at cost	$383,114,975
Repurchase agreement, at cost	$56,435,612
Securities loaned, at value	$30,402,154

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS

For the year ended October 31, 2013

	Transamerica Arbitrage Strategy	Transamerica Bond	Transamerica Core Bond	Transamerica Developing Markets Equity		Transamerica Global Real Estate Securities
Investment Income:
Dividend income	$2,373,903	$2,247,220	$—	$8,655,648		$4,443,598
Interest income	50,399	37,171,178	44,755,565	6,380		500
Securities lending income (net)	—	313,093	121,954	143,365		32,732
Withholding taxes on foreign income	(20,812)	(65,091)	—	(559,873)		(211,476)
Total investment income	2,403,490	39,666,400	44,877,519	8,245,520		4,265,354

Expenses:
Management and advisory	1,417,918	5,054,328	5,456,150	5,531,457		1,216,481
Administration	34,823	199,108	322,077	123,182		38,015
Transfer agent	10,447	59,732	96,623	36,955		11,404
Trustees	3,038	12,616	18,991	8,454		2,458
Audit and tax	23,154	19,412	20,762	79,383		30,321
Custody	304,889	142,538	330,686	858,734		184,508
Legal	3,005	21,468	30,999	13,747		4,943
Printing and shareholder reports	7,330	46,657	95,406	24,907		9,913
Registration	1,003	1,565	—	3,060		3,907
Dividends and interest on securities sold short	485,265	—	—	—		—
Other	2,246	11,105	24,057	8,081		2,866
Total expenses	2,293,118	5,568,529	6,395,751	6,687,960		1,504,816
Expenses (waived/reimbursed) recaptured	(66,705)	—	—	—		—
Total expenses (waived/reimbursed) recaptured	(66,705)	—	—	—		—
Net expenses	2,226,413	5,568,529	6,395,751	6,687,960		1,504,816
Net investment income (loss)	177,077	34,097,871	38,481,768	1,557,560		2,760,538

Net realized gain (loss) on transactions from:
Investment securities	905,940	10,524,450	28,460,956	10,994,603		28,399,933
Futures contracts	—	(9,131)	—	—		—
Written options	(92,795)	—	—	—		—
Securities sold short	(105,169)	—	—	—		—
Swap agreements	202,176	—	—	—		—
Foreign currency transactions	859,346	4,994	—	(362,074)		(78,541)
Total realized gain (loss)	1,769,498	10,520,313	28,460,956	10,632,529		28,321,392

Net change in unrealized appreciation (depreciation) on:
Investment securities	6,764,081	(5,414,305)	(75,185,779)	39,538,978	(A)	(17,184,109)
Futures contracts	—	(109,472)	—	—		—
Written options and swaptions	53,051	—	—	—		—
Swap agreements	(39,148)	—	—	—		—
Translation of assets and liabilities denominated in foreign currencies	(931,247)	(18,084)	—	124,586		3,473
Securities sold short	(2,983,312)	—	—	—		—
Net change in unrealized appreciation (depreciation)	2,863,425	(5,541,861)	(75,185,779)	39,663,564		(17,180,636)
Net realized and change in unrealized gain (loss)	4,632,923	4,978,452	(46,724,823)	50,296,093		11,140,756
Net increase (decrease) in net assets resulting from operations	$4,810,000	$39,076,323	$(8,243,055)	$51,853,653		$13,901,294

(A)	Net of foreign capital gains tax of $655,597.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2013

	Transamerica Growth	Transamerica International	Transamerica International Equity Opportunities	Transamerica International Small Cap	Transamerica International Value Opportunities
Investment Income:
Dividend income	$5,860,399	$8,973,273	$5,892,773	$10,132,662	$5,981,749
Interest income	935	1,578	649	3,407	2,362
Securities lending income (net)	70,824	254,651	127,095	230,496	133,531
Withholding taxes on foreign income	(78,348)	(889,838)	(469,289)	(604,523)	(483,935)
Total investment income	5,853,810	8,339,664	5,551,228	9,762,042	5,633,707

Expenses:
Management and advisory	4,371,947	3,284,933	2,030,009	3,794,806	2,540,291
Administration	141,079	85,130	56,389	89,765	63,829
Transfer agent	42,323	25,539	16,917	26,929	19,149
Trustees	8,807	5,459	3,695	6,155	4,128
Audit and tax	14,782	63,323	32,871	59,570	76,596
Custody	90,281	193,909	140,850	286,922	244,203
Legal	15,137	9,220	1,994	10,025	7,065
Printing and shareholder reports	32,368	18,677	10,699	17,107	12,285
Registration	4,120	55	299	775	212
Other	9,358	4,609	3,249	5,128	3,914
Total expenses	4,730,202	3,690,854	2,296,972	4,297,182	2,971,672
Net investment income (loss)	1,123,608	4,648,810	3,254,256	5,464,860	2,662,035

Net realized gain (loss) on transactions from:
Investment securities	71,221,871	18,637,051	4,684,433	6,798,520	10,346,737
Foreign currency transactions	(6,821)	(386,113)	2,898	(138,721)	845,845
Total realized gain (loss)	71,215,050	18,250,938	4,687,331	6,659,799	11,192,582

Net change in unrealized appreciation (depreciation) on:
Investment securities	86,175,095	41,703,287	38,379,738	83,087,153	25,740,744
Translation of assets and liabilities denominated in foreign currencies	362	17,636	10,060	38,940	(745,724)
Net change in unrealized appreciation (depreciation)	86,175,457	41,720,923	38,389,798	83,126,093	24,995,020
Net realized and change in unrealized gain (loss)	157,390,507	59,971,861	43,077,129	89,785,892	36,187,602
Net increase (decrease) in net assets resulting from operations	$158,514,115	$64,620,671	$46,331,385	$95,250,752	$38,849,637

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2013

	Transamerica Long/Short Strategy	Transamerica Mid Cap Value	Transamerica Real Return TIPS	Transamerica Select Equity	Transamerica Total Return
Investment Income:
Dividend income	$2,260,262	$4,492,555	$—	$32,891,272	$150,766
Interest income	88,305	1,347	10,157,961	9,881	17,882,910
Securities lending income (net)	—	44,393	32,004	240,280	39,144
Withholding taxes on foreign income	(133)	(7,896)	—	(371,582)	—
Total investment income	2,348,434	4,530,399	10,189,965	32,769,851	18,072,820

Expenses:
Management and advisory	1,512,255	1,900,660	4,175,053	9,622,538	5,283,607
Administration	29,088	57,833	156,945	337,781	202,318
Transfer agent	8,727	17,350	47,083	101,334	60,695
Trustees	1,901	3,706	8,492	21,618	13,798
Audit and tax	16,891	14,947	26,337	21,582	26,137
Custody	73,079	36,384	260,489	130,448	299,154
Legal	3,097	6,135	15,672	35,667	20,131
Printing and shareholder reports	6,411	13,629	60,730	78,818	46,056
Registration	288	—	—	108	1,939
Interest	—	—	144,839	—	—
Dividends and interest on securities sold short	2,377,483	—	—	—	—
Other	1,779	3,482	13,624	22,879	15,046
Total expenses	4,030,999	2,054,126	4,909,264	10,372,773	5,968,881
Net investment income (loss)	(1,682,565)	2,476,273	5,280,701	22,397,078	12,103,939

Net realized gain (loss) on transactions from:
Investment securities	11,911,454	18,494,451	32,319,801	103,229,778	(5,869,126)
Futures contracts	—	—	(639,425)	—	(15,831)
Written options and swaptions	—	—	1,096,505	—	1,401,684
Securities sold short	(7,470,979)	—	—	—	—
TBA short commitments	—	—	—	—	4,453
Swap agreements	—	—	(1,037,668)	—	(2,668,510)
Foreign currency transactions	(372)	—	302,555	—	(523,681)
Total realized gain (loss)	4,440,103	18,494,451	32,041,768	103,229,778	(7,671,011)

Net change in unrealized appreciation (depreciation) on:
Investment securities	20,436,379	37,094,247	(80,085,485)	195,365,226	(12,875,322)
Futures contracts	—	—	299,722	—	2,649,120
Written options and swaptions	—	—	428,458	—	117,441
Swap agreements	—	—	1,521,058	—	(3,908,576)
Translation of assets and liabilities denominated in foreign currencies	4	—	352,290	—	(31,685)
Securities sold short	(14,853,699)	—	—	—	—
TBA short commitments	—	—	—	—	30,571
Net change in unrealized appreciation (depreciation)	5,582,684	37,094,247	(77,483,957)	195,365,226	(14,018,451)
Net realized and change in unrealized gain (loss)	10,022,787	55,588,698	(45,442,189)	298,595,004	(21,689,462)
Net increase (decrease) in net assets resulting from operations	$8,340,222	$58,064,971	$(40,161,488)	$320,992,082	$(9,585,523)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2013

Transamerica Value
Investment Income:
Dividend income	$8,517,232
Interest income	14,485
Securities lending income (net)	90,172
Withholding taxes on foreign income	(513,418)
Total investment income	8,108,471

Expenses:
Management and advisory	2,999,212
Administration	93,725
Transfer agent	28,118
Trustees	6,216
Audit and tax	38,188
Custody	82,611
Legal	10,383
Printing and shareholder reports	18,991
Registration	581
Other	5,079
Total expenses	3,283,104
Net investment income (loss)	4,825,367

Net realized gain (loss) on transactions from:
Investment securities	9,825,900
Foreign currency transactions	89,225
Total realized gain (loss)	9,915,125

Net change in unrealized appreciation (depreciation) on:
Investment securities	69,672,783
Translation of assets and liabilities denominated in foreign currencies	11,689
Net change in unrealized appreciation (depreciation)	69,684,472
Net realized and change in unrealized gain (loss)	79,599,597
Net increase (decrease) in net assets resulting from operations	$84,424,964

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Arbitrage Strategy		Transamerica Bond		Transamerica Core Bond
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$177,077	$(1,541,669)	$34,097,871	$27,747,203	$38,481,768	$66,626,214
Net realized gain (loss)	1,769,498	2,014,760	10,520,313	10,458,530	28,460,956	20,750,252
Net change in unrealized appreciation (depreciation)	2,863,425	(3,364,445)	(5,541,861)	42,670,013	(75,185,779)	42,750,427
Net increase (decrease) in net assets resulting from operations	4,810,000	(2,891,354)	39,076,323	80,875,746	(8,243,055)	130,126,893

Distributions to shareholders:
Net investment income	(528,051)	—	(35,958,799)	(33,833,794)	(50,332,101)	(75,049,698)
Net realized gains	(2,253,105)	(1,455,777)	(6,746,182)	(25,612,128)	(5,785,007)	—
Total distributions to shareholders	(2,781,156)	(1,455,777)	(42,704,981)	(59,445,922)	(56,117,108)	(75,049,698)

Capital share transactions:
Proceeds from shares sold	115,276,349	52,695,854	240,277,198	244,593,392	41,316,532	258,804,515
Dividends and distributions reinvested	2,781,156	1,455,702	42,704,981	59,445,922	56,117,108	75,049,698
Cost of shares redeemed	(31,614,634)	(57,709,092)	(158,626,453)	(50,729,525)	(778,474,621)	(718,520,386)

Net increase (decrease) in net assets resulting from capital shares transactions	86,442,871	(3,557,536)	124,355,726	253,309,789	(681,040,981)	(384,666,173)

Net increase (decrease) in net assets	88,471,715	(7,904,667)	120,727,068	274,739,613	(745,401,144)	(329,588,978)

Net assets:
Beginning of year	116,302,871	124,207,538	737,079,796	462,340,183	1,879,193,934	2,208,782,912
End of year	$204,774,586	$116,302,871	$857,806,864	$737,079,796	$1,133,792,790	$1,879,193,934
Undistributed (accumulated) net investment income (loss)	$522,779	$407,615	$3,601,261	$5,696,618	$4,862,893	$8,974,122

Share activity:
Shares issued	11,593,563	5,153,726	22,831,728	24,116,419	3,982,392	24,223,690
Shares issued-reinvested from dividends and distributions	280,925	143,137	4,041,537	6,153,024	5,303,963	6,998,311
Shares redeemed	(3,176,459)	(5,643,797)	(14,852,075)	(4,960,494)	(72,378,663)	(66,715,315)
Net increase (decrease) in shares outstanding	8,698,029	(346,934)	12,021,190	25,308,949	(63,092,308)	(35,493,314)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Developing Markets Equity		Transamerica Global Real Estate Securities		Transamerica Growth
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$1,557,560	$2,005,091	$2,760,538	$3,622,021	$1,123,608	$355,059
Net realized gain (loss)	10,632,529	36,742,294	28,321,392	10,597,432	71,215,050	60,120,975
Net change in unrealized appreciation (depreciation)	39,663,564	(13,729,072)	(17,180,636)	6,807,107	86,175,457	(9,950,111)
Net increase (decrease) in net assets resulting from operations	51,853,653	25,018,313	13,901,294	21,026,560	158,514,115	50,525,923

Distributions to shareholders:
Net investment income	(1,448,290)	(2,677,891)	(12,076,984)	(5,153,892)	(1,443,061)	(426,415)
Net realized gains	(35,428,722)	(40,297,370)	—	—	(58,043,075)	(22,717,409)
Total distributions to shareholders	(36,877,012)	(42,975,261)	(12,076,984)	(5,153,892)	(59,486,136)	(23,143,824)

Capital share transactions:
Proceeds from shares sold	270,799,797	82,357,580	34,714,253	38,557,623	15,832,023	22,465,365
Dividends and distributions reinvested	36,877,012	42,975,261	12,076,984	5,153,892	59,486,136	23,143,824
Cost of shares redeemed	(53,119,969)	(263,669,835)	(139,672,100)	(46,310,253)	(151,008,131)	(141,551,163)

Net increase (decrease) in net assets resulting from capital shares transactions	254,556,840	(138,336,994)	(92,880,863)	(2,598,738)	(75,689,972)	(95,941,974)

Net increase (decrease) in net assets	269,533,481	(156,293,942)	(91,056,553)	13,273,930	23,338,007	(68,559,875)

Net assets:
Beginning of year	341,362,255	497,656,197	160,330,462	147,056,532	550,206,948	618,766,823
End of year	$610,895,736	$341,362,255	$69,273,909	$160,330,462	$573,544,955	$550,206,948
Undistributed (accumulated) net investment income (loss)	$1,034,965	$1,448,678	$(4,546,544)	$(2,881,414)	$—	$87

Share activity:
Shares issued	23,005,893	7,248,029	2,647,812	3,142,126	1,157,377	1,731,814
Shares issued-reinvested from dividends and distributions	3,313,299	4,250,768	953,270	444,155	4,808,903	1,986,594
Shares redeemed	(4,654,342)	(23,577,882)	(10,853,307)	(3,775,973)	(10,869,967)	(10,554,255)
Net increase (decrease) in shares outstanding	21,664,850	(12,079,085)	(7,252,225)	(189,692)	(4,903,687)	(6,835,847)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International		Transamerica International Equity Opportunities		Transamerica International Small Cap
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$4,648,810	$6,039,180	$3,254,256	$5,212,576	$5,464,860	$4,158,947
Net realized gain (loss)	18,250,938	(888,816)	4,687,331	7,620,909	6,659,799	(1,513,385)
Net change in unrealized appreciation (depreciation)	41,720,923	13,208,932	38,389,798	(322,020)	83,126,093	6,009,761
Net increase (decrease) in net assets resulting from operations	64,620,671	18,359,296	46,331,385	12,511,465	95,250,752	8,655,323

Distributions to shareholders:
Net investment income	(5,616,128)	(6,082,045)	(4,852,052)	(8,205,083)	(6,513,025)	(8,007,105)
Net realized gains	—	—	(8,389,008)	(47,520,534)	—	(38,212,720)
Total distributions to shareholders	(5,616,128)	(6,082,045)	(13,241,060)	(55,725,617)	(6,513,025)	(46,219,825)

Capital share transactions:
Proceeds from shares sold	15,176,954	87,921,548	47,033,388	16,465,775	141,230,773	51,754,718
Dividends and distributions reinvested	5,616,128	6,082,045	13,241,060	55,725,617	6,513,025	46,219,825
Cost of shares redeemed	(17,090,531)	(158,783,826)	(20,249,400)	(207,771,859)	(42,110,512)	(148,840,340)

Net increase (decrease) in net assets resulting from capital shares transactions	3,702,551	(64,780,233)	40,025,048	(135,580,467)	105,633,286	(50,865,797)

Net increase (decrease) in net assets	62,707,094	(52,502,982)	73,115,373	(178,794,619)	194,371,013	(88,430,299)

Net assets:
Beginning of year	307,143,220	359,646,202	174,899,345	353,693,964	241,928,080	330,358,379
End of year	$369,850,314	$307,143,220	$248,014,718	$174,899,345	$436,299,093	$241,928,080
Undistributed (accumulated) net investment income (loss)	$3,435,895	$4,756,421	$3,257,696	$4,851,852	$2,728,451	$3,291,901

Share activity:
Shares issued	1,585,516	10,002,000	5,929,100	2,252,769	16,838,060	6,760,835
Shares issued-reinvested from dividends and distributions	607,806	787,830	1,779,712	8,859,399	815,147	6,698,525
Shares redeemed	(1,743,025)	(19,194,236)	(2,600,831)	(29,943,971)	(4,932,732)	(19,535,207)
Net increase (decrease) in shares outstanding	450,297	(8,404,406)	5,107,981	(18,831,803)	12,720,475	(6,075,847)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Value Opportunities		Transamerica Long/Short Strategy		Transamerica Mid Cap Value
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$2,662,035	$5,037,454	$(1,682,565)	$(1,093,303)	$2,476,273	$2,169,381
Net realized gain (loss)	11,192,582	5,437,844	4,440,103	1,579,234	18,494,451	15,339,892
Net change in unrealized appreciation (depreciation)	24,995,020	(5,746,167)	5,582,684	2,797,643	37,094,247	17,602,625
Net increase (decrease) in net assets resulting from operations	38,849,637	4,729,131	8,340,222	3,283,574	58,064,971	35,111,898

Distributions to shareholders:
Net investment income	(4,428,237)	(8,732,675)	—	—	(2,380,127)	(1,745,166)
Net realized gains	(3,939,100)	(62,673,379)	—	—	—	—
Total distributions to shareholders	(8,367,337)	(71,406,054)	—	—	(2,380,127)	(1,745,166)

Capital share transactions:
Proceeds from shares sold	34,098,634	20,441,417	43,109,355	24,174,331	3,983,070	49,745,790
Dividends and distributions reinvested	8,367,337	71,406,054	—	—	2,380,127	1,745,166
Cost of shares redeemed	(24,777,585)	(253,419,288)	(20,251,554)	(49,375,552)	(19,096,386)	(34,744,407)

Net increase (decrease) in net assets resulting from capital shares transactions	17,688,386	(161,571,817)	22,857,801	(25,201,221)	(12,733,189)	16,746,549

Net increase (decrease) in net assets	48,170,686	(228,248,740)	31,198,023	(21,917,647)	42,951,655	50,113,281

Net assets:
Beginning of year	220,189,615	448,438,355	91,189,908	113,107,555	208,457,724	158,344,443
End of year	$268,360,301	$220,189,615	$122,387,931	$91,189,908	$251,409,379	$208,457,724
Undistributed (accumulated) net investment income (loss)	$2,481,700	$4,428,434	$(1,345,214)	$(927,963)	$1,614,450	$1,555,248

Share activity:
Shares issued	3,678,337	2,321,486	5,092,359	2,994,980	288,464	4,189,537
Shares issued-reinvested from dividends and distributions	940,150	9,154,622	—	—	181,136	165,106
Shares redeemed	(2,643,497)	(30,148,826)	(2,359,873)	(6,217,856)	(1,301,950)	(2,850,948)
Net increase (decrease) in shares outstanding	1,974,990	(18,672,718)	2,732,486	(3,222,876)	(832,350)	1,503,695

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Real Return TIPS		Transamerica Select Equity		Transamerica Total Return
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$5,280,701	$12,015,885	$22,397,078	$22,407,232	$12,103,939	$15,604,244
Net realized gain (loss)	32,041,768	43,443,343	103,229,778	33,562,094	(7,671,011)	9,461,402
Net change in unrealized appreciation (depreciation)	(77,483,957)	43,590,591	195,365,226	92,256,722	(14,018,451)	33,075,983
Net increase (decrease) in net assets resulting from operations	(40,161,488)	99,049,819	320,992,082	148,226,048	(9,585,523)	58,141,629

Distributions to shareholders:
Net investment income	(12,934,508)	(15,604,752)	(22,251,359)	(22,422,397)	(12,496,046)	(21,727,418)
Net realized gains	(60,052,532)	(46,536,128)	(31,567,538)	—	(6,747,456)	(2,586,242)
Return of capital	—	—	—	—	(498,041)	—
Total distributions to shareholders	(72,987,040)	(62,140,880)	(53,818,897)	(22,422,397)	(19,741,543)	(24,313,660)

Capital share transactions:
Proceeds from shares sold	31,468,427	854,211,901	44,985,301	276,364,272	332,376,044	223,124,984
Dividends and distributions reinvested	72,987,040	62,140,880	53,818,897	22,422,397	19,741,543	24,313,660
Cost of shares redeemed	(1,027,046,850)	(581,443,142)	(151,128,255)	(160,668,972)	(180,449,956)	(103,221,679)

Net increase (decrease) in net assets resulting from capital shares transactions	(922,591,383)	334,909,639	(52,324,057)	138,117,697	171,667,631	144,216,965

Net increase (decrease) in net assets	(1,035,739,911)	371,818,578	214,849,128	263,921,348	142,340,565	178,044,934

Net assets:
Beginning of year	1,343,452,394	971,633,816	1,200,200,641	936,279,293	803,779,545	625,734,611
End of year	$307,712,483	$1,343,452,394	$1,415,049,769	$1,200,200,641	$946,120,110	$803,779,545
Undistributed (accumulated) net investment income (loss)	$2,698,748	$4,614,953	$931,770	$786,051	$189,695	$390,951

Share activity:
Shares issued	2,982,367	74,634,972	3,530,498	25,686,431	31,064,297	21,152,460
Shares issued-reinvested from dividends and distributions	6,701,078	5,651,438	4,521,949	2,089,923	1,846,023	2,312,085
Shares redeemed	(93,625,957)	(50,746,803)	(11,523,514)	(14,552,751)	(16,727,511)	(9,728,795)
Net increase (decrease) in shares outstanding	(83,942,512)	29,539,607	(3,471,067)	13,223,603	16,182,809	13,735,750

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Value
	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$4,825,367	$3,956,329
Net realized gain (loss)	9,915,125	(610,717)
Net change in unrealized appreciation (depreciation)	69,684,472	20,996,953
Net increase (decrease) in net assets resulting from operations	84,424,964	24,342,565

Distributions to shareholders:
Net investment income	(4,972,122)	(728,179)
Total distributions to shareholders	(4,972,122)	(728,179)

Capital share transactions:
Proceeds from shares sold	88,673,616	26,220,689
Dividends and distributions reinvested	4,972,122	728,179
Cost of shares redeemed	(16,367,950)	(86,727,721)

Net increase (decrease) in net assets resulting from capital shares transactions	77,277,788	(59,778,853)

Net increase (decrease) in net assets	156,730,630	(36,164,467)

Net assets:
Beginning of year	271,559,184	307,723,651
End of year	$428,289,814	$271,559,184
Undistributed (accumulated) net investment income (loss)	$3,718,619	$3,714,865

Share activity:
Shares issued	3,671,108	1,176,959
Shares issued-reinvested from dividends and distributions	211,850	38,467
Shares redeemed	(642,462)	(4,162,717)
Net increase (decrease) in shares outstanding	3,240,496	(2,947,291)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

STATEMENT OF CASH FLOWS

For the year ended October 31, 2013

Transamerica Real Return TIPS
Cash flows provided by operating activities:
Net decrease in net assets from operations	(40,161,488)
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(325,532,810)
Proceeds from sales of long-term investments	1,452,646,966
Purchases/proceeds from sales of short-term investments, net	1,576,496
Net change in unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swap agreements and foreign currency translations	77,483,957
Net realized gain (loss) on transactions from investment securities, futures contracts, written option and swaption contracts, swap agreements and foreign currency transactions	(32,041,768)
Net amortization/accretion on investments	10,154,889
Decrease in receivable for investment securities sold	9,105,920
Decrease in interest receivable	4,149,366
Decrease in futures contracts transactions	(266,111)
Increase in cash on deposit with brokers	(345,000)
Increase in prepaid expenses	(2,321)
Decrease in payable for investment securities purchased	(4,523,297)
Decrease in cash collateral	(550,000)
Net cash used for swap transactions	2,229,251
Net cash used for foreign currency transactions	302,874
Decrease in interest payable	(25,513)
Decrease in collateral for securities on loan	(2,490,565)
Decrease in accrued management and advisory, trustees, transfer agent and administration fees	(711,103)
Decrease in accrued liabilities	(57,408)
Net cash used for operating activities	1,150,942,335
Cash flows used in financing activities:
Decrease in payable for reverse repurchase agreements	(107,073,313)
Proceeds from sale-buyback transactions	1,460,018,761
Payments on sale-buyback transactions	(1,503,452,654)
Decrease in payable to custodian for cash overdraft	(997,339)
Proceeds from shares sold, net of receivable for shares sold	31,484,227
Payment of shares redeemed, net of payable for shares redeemed	(1,030,712,844)
Net cash used in financing activities	(1,150,733,162)
Net increase in cash and foreign currencies	209,173
Cash and foreign currencies at beginning of year	$77,922
Cash and foreign currencies at end of year	$287,095
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$152,899
Non-cash financing activities included herein consist of reinvestment of distributions	$72,987,040

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Arbitrage Strategy
	October 31, 2013	October 31, 2012	October 31, 2011(A)
Net asset value
Beginning of period/year	$9.89	$10.25	$10.00
Investment operations
Net investment income (loss)(B)	0.01	(0.11)	(0.04)
Net realized and unrealized gain (loss)	0.34	(0.16)	0.29
Total investment operations	0.35	(0.27)	0.25
Distributions
Net investment income	(0.04)	—	—
Net realized gains	(0.19)	(0.09)	—
Total distributions	(0.23)	(0.09)	—
Net asset value
End of period/year	$10.01	$9.89	$10.25
Total return(C)	3.60%	(2.67)%	2.50	%(D)
Net assets end of period/year (000’s)	$204,775	$116,303	$124,208
Ratio and supplemental data
Expenses to average net assets(E)
After (waiver/reimbursement) recapture(F)	1.60%	1.92%	1.55	%(G)
Before (waiver/reimbursement) recapture(F)	1.65%	2.04%	1.71	%(G)
Net investment income (loss) to average net assets(F)	0.13%	(1.06)%	(0.78	)%(G)
Portfolio turnover rate	387%	566%	311	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies in which the fund invests.
(F)	Includes dividends and interest on securities sold short (representing 0.35%, 0.67% and 0.30% of average net assets for 2013, 2012 and 2011, respectively).
(G)	Annualized.

For a share outstanding throughout each year	Transamerica Bond
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$10.70	$10.61	$11.14	$9.93	$7.34
Investment operations
Net investment income (loss)(A)	0.46	0.49	0.54	0.57	0.60
Net realized and unrealized gain (loss)	0.02	0.84	(0.20)	1.23	2.61
Total investment operations	0.48	1.33	0.34	1.80	3.21
Distributions
Net investment income	(0.49)	(0.65)	(0.68)	(0.59)	(0.57)
Net realized gains	(0.09)	(0.59)	(0.19)	—	(0.05)
Total distributions	(0.58)	(1.24)	(0.87)	(0.59)	(0.62)
Net asset value
End of year	$10.60	$10.70	$10.61	$11.14	$9.93
Total return(B)	4.62%	14.24%	3.31%	18.69%	46.27%
Net assets end of year (000’s)	$857,807	$737,080	$462,340	$594,220	$812,252
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.70%	0.71%	0.71%	0.70%	0.69%
Before (waiver/reimbursement) recapture	0.70%	0.71%	0.71%	0.70%	0.69%
Net investment income (loss) to average net assets	4.28%	4.77%	4.98%	5.49%	7.22%
Portfolio turnover rate	54%	26%	57%	79%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

Note: Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Transamerica Core Bond
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009(A)
Net asset value
Beginning of period/year	$10.86	$10.60	$10.56	$10.08	$10.00
Investment operations
Net investment income (loss)(B)	0.32	0.33	0.32	0.28	0.07
Net realized and unrealized gain (loss)	(0.41)	0.31	0.15	0.53	0.06
Total investment operations	(0.09)	0.64	0.47	0.81	0.13
Distributions
Net investment income	(0.41)	(0.38)	(0.36)	(0.33)	(0.05)
Net realized gains	(0.04)	—	(0.07)	—	—
Total distributions	(0.45)	(0.38)	(0.43)	(0.33)	(0.05)
Net asset value
End of period/year	$10.32	$10.86	$10.60	$10.56	$10.08
Total return(C)	(0.89)%	6.12%	4.62%	8.16%	1.34	%(D)
Net assets end of period/year (000’s)	$1,133,793	$1,879,194	$2,208,783	$1,063,458	$215,816
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.50%	0.47%	0.48%	0.50%	0.55	%(E)
Before (waiver/reimbursement) recapture	0.50%	0.47%	0.48%	0.50%	0.55	%(E)
Net investment income (loss) to average net assets	2.99%	3.09%	3.04%	2.73%	2.15	%(E)
Portfolio turnover rate	3%	23%	19%	33%	3	%(D)

(A)	Commenced operations on July 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Not annualized.
(E)	Annualized.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Developing Markets Equity
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$11.99	$12.27	$13.34	$10.12	$8.20
Investment operations
Net investment income (loss)(A)	0.04	0.05	0.08	0.05	0.06
Net realized and unrealized gain (loss)	1.28	0.74	(1.11)	3.22	3.51
Total investment operations	1.32	0.79	(1.03)	3.27	3.57
Distributions
Net investment income	(0.04)	(0.07)	(0.04)	(0.05)	(0.16)
Net realized gains	(1.08)	(1.00)	—	—	(1.49)
Total distributions	(1.12)	(1.07)	(0.04)	(0.05)	(1.65)
Net asset value
End of year	$12.19	$11.99	$12.27	$13.34	$10.12
Total return(B)	11.95%	8.07%	(7.77)%	32.43%	56.01%
Net assets end of year (000’s)	$610,896	$341,362	$497,656	$610,212	$495,636
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.36%	1.33%	1.31%	1.31%	1.35%
Before (waiver/reimbursement) recapture	1.36%	1.33%	1.31%	1.31%	1.35%
Net investment income (loss) to average net assets	0.32%	0.48%	0.58%	0.48%	0.77%
Portfolio turnover rate	42%	37%	40%	54%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Global Real Estate Securities
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$12.88	$11.64	$12.28	$10.77	$9.52
Investment operations
Net investment income (loss)(A)	0.24	0.29	0.24	0.26	0.29
Net realized and unrealized gain (loss)	1.21	1.36	(0.19)	1.98	1.15
Total investment operations	1.45	1.65	0.05	2.24	1.44
Distributions
Net investment income	(0.99)	(0.41)	(0.69)	(0.73)	(0.19)
Total distributions	(0.99)	(0.41)	(0.69)	(0.73)	(0.19)
Net asset value
End of year	$13.34	$12.88	$11.64	$12.28	$10.77
Total return(B)	11.76%	14.57%	0.51%	21.70%	15.72%
Net assets end of year (000’s)	$69,274	$160,330	$147,057	$319,368	$285,502
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.99%	0.97%	0.91%	0.91%	0.93%
Before (waiver/reimbursement) recapture	0.99%	0.97%	0.91%	0.91%	0.93%
Net investment income (loss) to average net assets	1.82%	2.36%	2.01%	2.31%	3.30%
Portfolio turnover rate	50%	55%	39%	62%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Growth
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$13.42	$12.94	$11.78	$10.17	$8.37
Investment operations
Net investment income (loss)(A)	0.03	0.01	—	(B)	0.01	0.01
Net realized and unrealized gain (loss)	3.90	0.97	1.17	1.61	1.81
Total investment operations	3.93	0.98	1.17	1.62	1.82
Distributions
Net investment income	(0.04)	(0.01)	(0.01)	(0.01)	(0.02)
Net realized gains	(1.42)	(0.49)	—	—	—
Total distributions	(1.46)	(0.50)	(0.01)	(0.01)	(0.02)
Net asset value
End of year	$15.89	$13.42	$12.94	$11.78	$10.17
Total return(C)	32.38%	8.19%	9.96%	15.96%	21.79%
Net assets end of year (000’s)	$573,545	$550,207	$618,767	$726,732	$654,610
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.84%	0.83%	0.81%	0.81%	0.85%
Before (waiver/reimbursement) recapture	0.84%	0.83%	0.81%	0.81%	0.85%
Net investment income (loss) to average net assets	0.20%	0.06%	0.01%	0.09%	0.16%
Portfolio turnover rate	41%	43%	55%	83%	82%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica International
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.06	$8.50	$8.94	$7.57	$5.95
Investment operations
Net investment income (loss)(A)	0.13	0.15	0.14	0.10	0.10
Net realized and unrealized gain (loss)	1.74	0.56	(0.47)	1.34	1.69
Total investment operations	1.87	0.71	(0.33)	1.44	1.79
Distributions
Net investment income	(0.16)	(0.15)	(0.11)	(0.07)	(0.17)
Total distributions	(0.16)	(0.15)	(0.11)	(0.07)	(0.17)
Net asset value
End of year	$10.77	$9.06	$8.50	$8.94	$7.57
Total return(B)	20.94%	8.65%	(3.80)%	19.16%	30.83%
Net assets end of year (000’s)	$369,850	$307,143	$359,646	$584,849	$485,803
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.08%	1.07%	1.07%	1.06%	1.09%
Before (waiver/reimbursement) recapture	1.08%	1.07%	1.07%	1.06%	1.09%
Net investment income (loss) to average net assets	1.37%	1.81%	1.52%	1.22%	1.62%
Portfolio turnover rate	39%	50%	46%	51%	75%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica International Equity Opportunities
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$7.42	$8.34	$9.11	$8.16	$6.58
Investment operations
Net investment income (loss)(A)	0.11	0.14	0.15	0.12	0.12
Net realized and unrealized gain (loss)	1.58	0.29	(0.37)	1.09	1.46
Total investment operations	1.69	0.43	(0.22)	1.21	1.58
Distributions
Net investment income	(0.17)	(0.20)	(0.10)	(0.06)	—
Net realized gains	(0.29)	(1.15)	(0.45)	(0.20)	—
Total distributions	(0.46)	(1.35)	(0.55)	(0.26)	—
Net asset value
End of year	$8.65	$7.42	$8.34	$9.11	$8.16
Total return(B)	23.72%	8.00%	(2.69)%	15.16%	24.01%
Net assets end of year (000’s)	$248,015	$174,899	$353,694	$536,181	$396,754
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.02%	1.04%	0.99%	0.99%	1.09%
Before (waiver/reimbursement) recapture	1.02%	1.04%	0.99%	0.99%	1.09%
Net investment income (loss) to average net assets	1.44%	1.94%	1.69%	1.47%	1.78%
Portfolio turnover rate	19%	29%	29%	35%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica International Small Cap
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$7.90	$9.00	$9.67	$8.22	$5.82
Investment operations
Net investment income (loss)(A)	0.13	0.11	0.15	0.08	0.08
Net realized and unrealized gain (loss)	2.21	0.11	(0.66)	1.42	2.41
Total investment operations	2.34	0.22	(0.51)	1.50	2.49
Distributions
Net investment income	(0.17)	(0.23)	(0.11)	(0.05)	(0.09)
Net realized gains	—	(1.09)	(0.05)	—	—
Total distributions	(0.17)	(1.32)	(0.16)	(0.05)	(0.09)
Net asset value
End of year	$10.07	$7.90	$9.00	$9.67	$8.22
Total return(B)	30.12%	4.57%	(5.39)%	18.29%	43.56%
Net assets end of year (000’s)	$436,299	$241,928	$330,358	$548,288	$543,673
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.20%	1.20%	1.15%	1.16%	1.23%
Before (waiver/reimbursement) recapture	1.20%	1.20%	1.15%	1.16%	1.21%
Net investment income (loss) to average net assets	1.52%	1.58%	1.46%	0.97%	1.23%
Portfolio turnover rate	34%	33%	38%	54%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica International Value Opportunities
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$8.85	$10.30	$11.12	$9.69	$7.98
Investment operations
Net investment income (loss)(A)	0.10	0.13	0.16	0.10	0.10
Net realized and unrealized gain (loss)	1.35	0.10	(0.85)	1.42	1.66
Total investment operations	1.45	0.23	(0.69)	1.52	1.76
Distributions
Net investment income	(0.16)	(0.21)	(0.06)	(0.06)	—
Net realized gains	(0.14)	(1.47)	(0.07)	(0.03)	(0.05)
Total distributions	(0.30)	(1.68)	(0.13)	(0.09)	(0.05)
Net asset value
End of year	$10.00	$8.85	$10.30	$11.12	$9.69
Total return(B)	16.79%	4.44%	(6.31)%	15.75%	22.21%
Net assets end of year (000’s)	$268,360	$220,190	$448,438	$778,484	$591,539
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.16%	1.12%	1.08%	1.08%	1.17%
Before (waiver/reimbursement) recapture	1.16%	1.12%	1.08%	1.08%	1.15%
Net investment income (loss) to average net assets	1.04%	1.49%	1.41%	0.97%	1.14%
Portfolio turnover rate	41%	19%	28%	36%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Long/Short Strategy
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$8.16	$7.86	$8.32	$8.43	$9.51
Investment operations
Net investment income (loss)(A)	(0.12)	(0.10)	(0.15)	(0.13)	(0.17)
Net realized and unrealized gain (loss)	0.76	0.40	(0.31)	0.02	(0.80)
Total investment operations	0.64	0.30	(0.46)	(0.11)	(0.97)
Distributions
Return of capital	—	—	—	—	(0.11)
Total distributions	—	—	—	—	(0.11)
Net asset value
End of year	$8.80	$8.16	$7.86	$8.32	$8.43
Total return(B)	7.84%	3.82%	(5.53)%	(1.30)%	(10.27)%
Net assets end of year (000’s)	$122,388	$91,190	$113,108	$108,342	$86,682
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture(C)	3.46%	3.46%	3.59%	2.85%	3.61%
Before (waiver/reimbursement) recapture(C)	3.46%	3.46%	3.59%	2.85%	3.61%
Net investment income (loss) to average net assets	(1.45)%	(1.21)%	(1.86)%	(1.61)%	(1.87)%
Portfolio turnover rate	280%	153%	411%	303%	463%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Includes dividends and interest on securities sold short (representing 2.04%, 2.03%, 2.17%, 1.35%, and 2.09% of average net assets for 2013, 2012, 2011, 2010, and 2009, respectively).
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Mid Cap Value
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$13.03	$10.93	$10.17	$8.28	$7.54
Investment operations
Net investment income (loss)(A)	0.16	0.14	0.11	0.12	0.15
Net realized and unrealized gain (loss)	3.54	2.08	0.79	1.93	0.82
Total investment operations	3.70	2.22	0.90	2.05	0.97
Distributions
Net investment income	(0.15)	(0.12)	(0.14)	(0.16)	(0.17)
Net realized gains	—	—	—	—	(0.06)
Total distributions	(0.15)	(0.12)	(0.14)	(0.16)	(0.23)
Net asset value
End of year	$16.58	$13.03	$10.93	$10.17	$8.28
Total return(B)	28.70%	20.57%	8.88%	25.08%	13.39%
Net assets end of year (000’s)	$251,409	$208,458	$158,344	$163,612	$165,838
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.89%	0.89%	0.90%	0.89%	0.90%
Before (waiver/reimbursement) recapture	0.89%	0.89%	0.90%	0.89%	0.90%
Net investment income (loss) to average net assets	1.07%	1.16%	1.04%	1.33%	2.05%
Portfolio turnover rate	23%	38%	39%	29%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each year	Transamerica Real Return TIPS
	October 31, 2013		October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$11.74		$11.45	$11.61	$10.72	$9.21
Investment operations
Net investment income (loss)(A)	0.09		0.10	0.37	0.25	0.32
Net realized and unrealized gain (loss)	(0.76)		0.88	0.27	1.04	1.58
Total investment operations	(0.67)		0.98	0.64	1.29	1.90
Distributions
Net investment income	(0.20)		(0.15)	(0.37)	(0.40)	(0.33)
Net realized gains	(0.77)		(0.54)	(0.43)	—	(0.06)
Total distributions	(0.97)		(0.69)	(0.80)	(0.40)	(0.39)
Net asset value
End of year	$10.10		$11.74	$11.45	$11.61	$10.72
Total return(B)	(6.21	)%(C)	9.07%	6.23%	12.40%	21.00%
Net assets end of year (000’s)	$307,712		$1,343,452	$971,634	$845,965	$752,723
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.78	%(C)	0.70%	0.73%	0.72%	0.74%
Before (waiver/reimbursement) recapture	0.78	%(C)	0.70%	0.73%	0.72%	0.74%
Net investment income (loss) to average net assets	0.84	%(C)	0.96%	3.35%	2.32%	3.23%
Portfolio turnover rate	42%		151%	213%	307%	583%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Includes interest fee on sale-buyback transactions (representing 0.02% of expenses to average net assets).
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period/year	Transamerica Select Equity
	October 31, 2013	October 31, 2012	October 31, 2011(A)
Net asset value
Beginning of period/year	$11.45	$10.22	$10.00
Investment operations
Net investment income (loss)(B)	0.21	0.21	0.01
Net realized and unrealized gain (loss)	2.81	1.23	0.21
Total investment operations	3.02	1.44	0.22
Distributions
Net investment income	(0.21)	(0.21)	—	(C)
Net realized gains	(0.30)	—	—
Total distributions	(0.51)	(0.21)	—	(C)
Net asset value
End of period/year	$13.96	$11.45	$10.22
Total return(D)	27.24%	14.29%	2.31	%(E)
Net assets end of period/year (000’s)	$1,415,050	$1,200,201	$936,279
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.77%	0.77%	0.83	%(F)
Before (waiver/reimbursement) recapture	0.77%	0.77%	0.83	%(F)
Net investment income (loss) to average net assets	1.66%	1.92%	0.83	%(F)
Portfolio turnover rate	50%	66%	6	%(E)

(A)	Commenced operations August 31, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Transamerica Total Return
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$10.89	$10.42	$10.80	$10.85	$9.58
Investment operations
Net investment income (loss)(A)	0.16	0.23	0.30	0.35	0.49
Net realized and unrealized gain (loss)	(0.27)	0.62	(0.07)	0.67	1.64
Total investment operations	(0.11)	0.85	0.23	1.02	2.13
Distributions
Net investment income	(0.16)	(0.33)	(0.30)	(0.34)	(0.67)
Net realized gains	(0.10)	(0.05)	(0.31)	(0.73)	(0.19)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.27)	(0.38)	(0.61)	(1.07)	(0.86)
Net asset value
End of year	$10.51	$10.89	$10.42	$10.80	$10.85
Total return(B)	(1.07)%	8.30%	2.45%	10.25%	23.74%
Net assets end of year (000’s)	$946,120	$803,780	$625,735	$667,721	$505,329
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.74%	0.74%	0.74%	0.74%	0.74%
Before (waiver/reimbursement) recapture	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income (loss) to average net assets	1.50%	2.16%	2.92%	3.30%	4.95%
Portfolio turnover rate	221%	98%	144%	222%	841%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Value
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010		October 31, 2009
Net asset value
Beginning of year	$22.84	$20.74	$21.56	$18.44		$16.93
Investment operations
Net investment income (loss)(A)	0.33	0.29	0.24	0.19		0.15
Net realized and unrealized gain (loss)	5.48	1.86	(0.62)	3.20		1.36
Total investment operations	5.81	2.15	(0.38)	3.39		1.51
Distributions
Net investment income	(0.35)	(0.05)	(0.44)	(0.27)		—
Total distributions	(0.35)	(0.05)	(0.44)	(0.27)		—
Net asset value
End of year	$28.30	$22.84	$20.74	$21.56		$18.44
Total return(B)	25.75%	10.42%	(1.87)%	18.53%		8.92%
Net assets end of year (000’s)	$428,290	$271,559	$307,724	$383,134		$423,550
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.88%	0.87%	0.87%	0.87%		0.87%
Before (waiver/reimbursement) recapture	0.88%	0.87%	0.87%	0.87%		0.87%
Net investment income (loss) to average net assets	1.29%	1.37%	1.06%	0.98%		0.91%
Portfolio turnover rate	18%	16%	4%	—	%(C)	17%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Rounds to less than 1%.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Commodity Strategy

(Unaudited)

MARKET ENVIRONMENT

The Dow Jones-UBS Commodity Index (“the Index”) returned (12.22)% for the period from November 1, 2012 to October 31, 2013, coinciding with a 27.18% increase in the S&P 500®. The precious metals sector was the main driver of the Index’s negative return. Silver and gold prices fell due to a number of catalysts including market speculation about the U.S. Federal Reserve (“Fed”) tapering its quantitative easing (“QE”) program along with exchange traded fund (“ETF”) outflows earlier in 2013. The energy sector was also down as natural gas prices fell, despite the rise in Western Texas Intermediate (“WTI”) crude oil.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Commodity Strategy Class I2 (the “Fund”) returned (12.00)%. By comparison, its benchmark, Dow Jones – UBS Commodity Index Total Return, returned (12.22)%.

STRATEGY REVIEW

The fund outperformed its benchmark for the year. The main contributor to performance was our deferred natural gas position, where we were positioned six months forward on the natural gas futures curve relative to the benchmark contract. The front of the natural gas curve underperformed the back of the curve as the Energy Information Administration showed inventories building more than expected. Also driving performance was our deferred positioning in corn, particularly in July, as prices were weighed down on the front of the curve based on a projected record crop in 2013. Our six month forward positioning in WTI crude oil also contributed to results. This largely occurred during September and October, as the front of the WTI curve underperformed on stabilizing inventory draws from Cushing, Oklahoma (the delivery site for the New York Mercantile Exchange WTI futures contract).

As of October 31, 2013, the fund held exposure to commodities through customized swaps on the Index. During this period, the use of these swaps was a meaningful detractor to performance.

Relative to the benchmark, we have six months deferred positions in WTI crude oil, natural gas and the soybeans complex, along with wheat and corn. The remaining commodities are in the same contract month as the benchmark.

Goldman Sachs Asset Management, L.P.’s (“GSAM”) strategy seeks to provide full exposure to the Index. GSAM employs a semi-active approach, whereby we do not take active views on individual commodities, but rather create exposure to commodities through the purchase of the Index total return swaps and total return swaps on enhanced roll versions of the Index that deviate from the standard index roll.

Roll management is the primary source of our alpha generation. We implement the roll by deviating slightly from the Index convention, which calls for rolling 20% of the futures each day on business days five through nine on a bi-monthly basis. Instead, we tactically avoid the buying pressure that coincides with the peak roll period, which can create a modest amount of alpha with small increases in tracking error.

To the extent the firm believes fundamental or technical developments will impact the futures roll timing decision, it will incorporate those views into the fund by electing to roll positions earlier, later, forward, or in different weights versus the Index roll. Roll timing strategies employed may include: alternative roll date modifications, which avoid the market impact of plain vanilla index rolls during business days five to nine; forward exposure roll modifications, which avoid the market impact of vanilla index rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. These strategies enable GSAM to generate potential excess returns over the benchmark.

John Calvaruso, CFA

Michael Johnson

Stephen Lucas

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P

Transamerica Funds	Annual Report 2013

Transamerica Commodity Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Class I2 (NAV)	(12.00)%	3.90%	(0.07)%	01/03/2007
Dow Jones – UBS Commodity Index TR (A)	(12.22)%	(0.94)%	(2.71)%

NOTES

(A) The Dow Jones – UBS Commodity Index Total Return (“Dow Jones – UBS Commodity Index TR”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. The performance of commodity-linked derivative instruments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

(unaudited)

MARKET ENVIRONMENT

For the period of November 1, 2012 through October 31, 2013, global equities returned +25.0%, as measured by the Financial Times Stock Exchange (“FTSE”) World Index, and substantially outperformed global bonds, which returned (3.1)%, as measured by the Citigroup World Government Bond Index. For long-term investors, we believe stocks are more attractively priced than government bonds. We believe the best opportunities lie in high-quality equities with stable earnings growth prospects. We remain cautious on global fixed income given low absolute yields. We continue to hold a cash position in lieu of fixed income and to mitigate risk within the fund. A diversified approach will remain important, as we believe policy uncertainty is likely to continue, causing periods of increased volatility.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Global Allocation Class I2 returned 13.76%. By comparison, its primary and secondary benchmarks, the Financial Times Stock Exchange World Index (“FTSE World”) and the Transamerica Global Allocation Blended Benchmark, returned 24.98% and 13.78%, respectively.

STRATEGY REVIEW

For the 12-month period ending October 31, 2013, the fund outperformed its reference benchmark (“Reference Benchmark”), which is comprised of the Standard & Poors 500® Index (36%), FTSE World ex-US Index (24%), Bank of America Merrill Lynch U.S. Treasury Current 5-Year Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%), and underperformed the broad-based all-equity benchmark, the FTSE World Index. The fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

Within equities, the fund’s overweight and stock selection in Japan contributed to performance. From a sector perspective, stock selection in industrials, consumer discretionary, information technology (“IT”), energy and health care positively impacted returns. An underweight allocation to fixed income contributed positively to performance. Within fixed income, an overweight in convertible and corporate bonds was also additive.

Detractors from performance within equities included stock selection in Canada and the United States. From a sector perspective, stock selection and an overweight to materials weighed on returns, particularly due to gold-related securities. The fund’s cash position detracted from performance. From a currency perspective, an overweight to the U.S. dollar negatively impacted returns.

Within equities, the fund increased its weightings in Europe and Japan and decreased its weighting in the United States. The fund increased its sector weightings in industrials, financials, consumer discretionary and health care, and decreased its weightings in materials, information technology, energy, and telecommunication services. Within fixed income, the fund reduced exposure to government bonds, notably U.S. Treasury securities, Australian sovereign and provincial debt and Brazilian government bonds. The fund also decreased holdings of U.S. dollar-denominated foreign convertible bonds.

Reflecting the changes in the fund’s overall allocations to the equity and fixed income asset classes during the period. At period end, the fund was overweight relative to the Reference Benchmark in cash and cash equivalents. Throughout the period, cash helped mitigate fund volatility and served as a source of funds for new investments. In addition, the fund’s cash position helped keep overall fund duration (sensitivity to interest rate movements) low.

Relative to the Reference Benchmark, the fund ended the period overweight equities, significantly underweight fixed income and overweight cash and cash equivalents. Within equities, the fund was overweight in Japan and Europe and underweight the United States. On a sector basis, the fund was overweight in materials, health care, industrials and energy, and underweight in consumer staples, consumer discretionary and information technology. Within fixed income, the fund was underweight U.S. Treasuries, Japanese government bonds, and sovereign debt in Europe, and overweight Australian government bonds (both sovereign and provincial) and sovereign debt in Brazil. In addition, the fund was overweight corporate debt and convertible bonds. With respect to currency exposure, the fund was overweight the U.S. dollar, Brazilian real, Canadian dollar and Singapore dollar, along with smaller overweights in several emerging Asian currencies. The fund was underweight the Japanese yen, Euro, and Taiwan dollar.

The fund uses derivatives, including options, futures, indexed securities, swaps and forward contracts both to seek to increase the return of the funds and to hedge (or protect) the value of the assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the fund’s assets and the fund will not engage in certain strategies that

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

(unaudited)

STRATEGY REVIEW (continued)

are considered highly risky and speculative. In addition, the Global Allocation Team adheres to all BlackRock-wide policies and U.S. Securities and Exchange Commission guidelines to ensure that the fund does not use leverage.

During this period, the use of derivatives was not a meaningful contributor to performance, although it did increase returns. Within the derivatives bucket, written option and swaption contracts contributed the most, while the net effect of futures contracts was marginal and swap agreements slightly detracting.

Dan Chamby, CFA

Aldo Roldan

Dennis Stattman, CFA

Co-Portfolio Managers

BlackRock Investment Management LLC

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	13.76%	10.39%	6.99%	12/06/2005
FTSE World (A)	24.98%	14.14%	6.17%
Transamerica Global Allocation Blended Benchmark (A)	13.78%	10.86%	6.37%

NOTES

(A) The Financial Times Stock Exchange World Index (“FTSE World”), and the Transamerica Global Allocation Blended Benchmark are unmanaged indices used as a general measure of market performance. The Transamerica Global Allocation Blended Benchmark is composed of the following benchmarks: Standard & Poor’s 500® Index, 36%, The FTSE World, 24%, Bank of America Merrill Lynch U.S. Treasury Current 5-Year Index, 24%, and Citigroup World Government Bond Index, 16%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Global, foreign, and emerging market investing involves special considerations, including risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. The risks of investing in foreign securities are magnified in emerging markets. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

(unaudited)

MARKET ENVIRONMENT

Since our taking over the fund in late April, 2013 it has been a challenging environment for macro managers. The financial markets we trade have seen significant volatility over the last six months. Key events included U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke’s testimony to congress in May which put the future timing of Quantitative Easing (“QE”) into question, the Syrian conflict and the likelihood of western military intervention over the summer, and the U.S. budget battle and Fed U-turns with ‘no/delayed taper’ in September.

The QE theme initially led to a strong U.S. dollar and a rout in emerging market (“EM”) currencies, especially those with weak external account balances such as South African Rand (“ZAR”), Indian Rupee (“INR”), Indonesia Rupiah (“IDR”), Brazilian Real (“BRL”) and Turkish Lira (“TRY”). However, higher U.S. rates led to the risk of derailing the housing recovery and when combined with the political deadlock in Congress, led the Fed to reverse its hawkish stance and delay the taper at its September meeting.

The Eurozone continued to show signs of improvement with declining tail risk in the peripheral countries as the area exited recession in June 2013.

Finally, the Japanese reflation story, after a strong start in the first half of 2013 ran out of steam in August after a weaker than expected U.S. jobs report. Both the currency and the Nikkei equity market have been consolidating over the past six months awaiting further progress on structural reforms of the Abenomics Program.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Global Macro Class I2 returned (9.36)%. By comparison, its primary and secondary benchmarks, the Citigroup 1-Month Treasury Bill Index and the HFRX Macro: Discretionary Thematic Index, returned 0.04% and 1.48%, respectively.

Prior to April 30, 2013, the fund had a different sub-adviser.

STRATEGY REVIEW

The strategy has a mix of fundamental medium term themes coupled with short term tactical trading and hedging. The period can be split into three periods:

Pre taper announcement: The fund was geared towards a weakening China theme with short Australian Dollar (“AUD”) and ZAR, long equities in India (given India’s short energy status) and receiving South African rates/paying fixed. In the developed market, we were positioned for the continuation of the reflation theme with short Japanese Yen (“JPY”) and long Nikkei. We were also short the Swiss Franc (“CHF”) as a play on normalization of the European stress.

Post taper announcement: In rates, despite moderate losses stemming from higher rates globally, we added to our EM received position as the monetary pricing hike cycle appeared overdone in countries like South Africa and Brazil. Foreign exchange (“FX”) short positions in ZAR and AUD were profitable and we added more shorts to countries with fragile and vulnerable economies such as Brazil, Turkey and Indonesia. In equities we positioned the fund towards developed market proxies such as Russia (global growth picking up theme), Poland (European recovery) and Mexico (U.S. recovery).

Fed U turn: We kept our core positions broadly unchanged in particular shorting currencies of fragile EM countries with large external imbalances. We turned the book to ‘risk on’ by taking long position in EM countries with strong balance sheets like Mexico and Russia. We also reduced our short on U.S. Treasuries and positioned the equity book to market neutral by closing the S&P 500® short. Unfortunately, there was no strong follow through to the delayed taper theme with risk assets trading broadly sideways. We also introduced exposure to S&P 500® Index upside through options.

One of the best performing trades was short ZAR given the reduction of fund flows to countries with significant current account deficits. Our long RTS Index benefited from very low valuation coupled with a pickup of global growth expectations and higher oil prices during the Syrian conflict. The RTS Index is a market-weighted composite of Russia’s 50 most liquid stocks. The Euro was traded tactically as an event hedge to the shorts in the Euro block weak balance sheet countries. The JPY short benefited from the reflation policy of the Bank of Japan, which announced a significant QE program. The U.S. Dollar (“USD”) put and Singapore Dollar (“SGD”) call was our “no taper” hedge. We took advantage of the low implied volatility and weak valuation on the Nominal Effective Exchange Rate for the SGD to hedge the long USD exposure in the book. The SGD was in the lower quadrant of the Singapore Monetary Authority targeted nominal equilibrium exchange rate.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

(unaudited)

STRATEGY REVIEW (continued)

For the bottom five trades, our Czech koruna (“CZK”) and Hungarian Forint (“HUF”) short suffered from a trending stronger Euro that pulled the Central Eastern European currencies up with it. The Euro benefited from flows out of the U.S. during the budget impasse. The short Egyptian Pound (“EGP”) suffered from Saudi and United Arab Emirates financial assistance to the Egyptian government which supported a dire balance of payment. The long INR was a relative value trade within the fragile EM countries offering better value than TRY at the same time being a play on a declining gold price. Despite improving fundamentals it suffered disproportionally. The JPY digital position was deeply in the money after Japan’s Liberal Democratic Party upper house election result, but we didn’t realize the benefit due to a weak August Non-Farm Payroll result in the U.S.

We use a range of derivatives, as we believe they are the best way to reflect many of our views from a risk/reward and capital efficiency perspective. They are used as a significant part of our tactical trading book and for hedging. During this period, the use of derivatives was a meaningful detractor to performance. Within the derivatives bucket, written option and swaption contracts contributed the most, while futures contracts detracted the most. Foreign currency transactions were also a meaningful detractor to performance.

David Russell Thompson

Ali Yigitbasioglu

Walid Khalfallah, CFA

Co-Portfolio Manager

The Cambridge Strategy (Asset Management Limited)

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	(9.36)%	(1.95)%	(3.43)%	01/03/2007
Citigroup 1-Month Treasury Bill Index (A)	0.04%	0.07%	0.90%
HFRX Macro: Discretionary Thermatic Index (A)	1.48%	4.64%	4.79%

NOTES

(A) The Citigroup 1-Month Treasury Bill Index and the HFRX Macro: Discretionary Thermatic Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Global, foreign, and emerging market investing involves special considerations, including risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

(unaudited)

MARKET ENVIRONMENT

The fiscal year ending October 31, 2013 began with widespread improvements across the global economy. Containment of the sovereign debt crisis in Europe and improving fundamental data in the United States led to a prolonged bull market in global equities. Extraordinary stimulative measures by the Bank of Japan caused steep declines in the Yen, while precious metals collapsed on improved risk sentiment and falling expectations of inflation. Fixed income markets were choppy throughout the year as central banks continuously revised outlooks and timelines on monetary stimulus. Commodity markets also experienced choppiness from revising expectations of inflation, geopolitical risk in the Middle East, and wavering economic performance in commodity-sensitive emerging markets.

PERFORMANCE

For the year ended October 31, 2013, Transamerica Managed Futures Strategy, Class I2 returned 7.91%. By comparison, its benchmark, the Citigroup 3-Month Treasury Bill Index + 7% Wrap, returned 7.29%.

STRATEGY REVIEW

The fund pursues an active Managed Futures strategy. We invest in futures and forward contracts both long and short to gain economic exposure to global equity, fixed income, commodity, and currency markets. During this period, the use of derivatives was a meaningful contributor to performance. Within the derivatives bucket, futures contracts contributed positively, while swap agreements detracted. Foreign currency transactions contributed the most to overall performance.

We utilize both short and long-term trend following signals to attempt to profit from different types of trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price. In addition to trend following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when the markets have been rising and a negative beta when the markets have been falling. The fund maintained a tactical positive beta to equity markets at all points during the fiscal year, and benefitted from the year’s broad rally in global stock markets.

Trend-following strategies performed well during the fiscal year. During the first half of the year, the fund gained from positive and consistent upward trends in developed equity markets and a steep and prolonged depreciation in the Japanese Yen. While choppiness and uncertainty over inflation and central bank action led to losses during the second half of the year, performance over the full year was still strongly positive.

By asset, currency crosses short the Yen had the greatest positive contribution to the fund, as unprecedented stimulative measures and sustained attempts at devaluation by the Japanese government and central bank led to sustained profits in the fund. After the Yen, the next largest contributor was the fund’s short positioning in gold, which profited when precious metals collapsed during the first half of the year on containment of the European debt crisis and revised expectations of inflation.

On the flip side, while currency trading overall led to strong gains for the fund, currency crosses versus the Swedish Krona and British Pound were the largest individual detractors, as the currencies reversed sharply multiple times over the year on economic uncertainty and changing stances by their central banks.

We believe this type of environment illustrates the importance of our fund construction, which emphasizes diversification across assets, asset classes and trend signals. While short-term signals on average detracted during the year, long-term and overextended signals strongly outperformed. On an asset-class basis, consistent trends in equities and currencies more than offset choppiness in fixed income and commodities.

We remain diversified in the fund and positioned to take advantage of trends as they develop across the global marketplace.

Clifford S. Asness

Brian K. Hurst

John M. Liew

Yao Hua Ooi

Co-Portfolio Managers

AQR Capital Management, LLC

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2013
	1 Year	10 Years or Life of Fund	Inception Date
Class I2 (NAV)	7.91%	0.90%	09/30/2010
Citigroup 3-Month Treasury Bill Index + 7% Wrap (A)	7.29%	7.31%

NOTES

(A) The Citigroup 3-Month Treasury Bill Index + 7% Wrap is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericainvestments.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or expense reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This fund is only available in Class I2 shares, which are not available for direct investment by the public.

Please refer to page 36 for index descriptions.

Transamerica Funds	Annual Report 2013

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2013 and held for the entire period until October 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Commodity Strategy	$1,000.00	$940.30	$3.42	$1,021.68	$3.57	0.70%
Transamerica Global Allocation	1,000.00	1,045.50	4.64	1,020.67	4.58	0.90	(C)
Transamerica Global Macro	1,000.00	909.60	6.98	1,017.90	7.38	1.45
Transamerica Managed Futures Strategy	1,000.00	958.30	6.47	1,018.60	6.67	1.31	(C)

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the fund invests.

Transamerica Funds	Annual Report 2013

Schedules of Investments Composition

At October 31, 2013

(The following charts summarize the Schedules of Investments of each fund by asset type)

(unaudited)

Transamerica Commodity Strategy	% of Net Assets
Repurchase Agreement	92.5%
Other Assets and Liabilities - Net(A)	7.5
Total	100.0%

Transamerica Global Allocation	% of Net Assets
Common Stocks	61.2%
Short-Term U.S. Government Obligations	13.7
Foreign Government Obligations	6.1
Securities Lending Collateral	5.6
U.S. Government Obligations	4.5
Corporate Debt Securities	4.1
Convertible Bonds	2.4
Investment Companies	1.3
Short-Term Foreign Government Obligations	1.2
Convertible Preferred Stocks	1.1
Loan Assignments	0.8
Preferred Stocks	0.7
Purchased Options	0.4
Repurchase Agreement	0.1
Mortgage-Backed Security	0.1
Preferred Corporate Debt Securities	0.1
Warrant	0.0	(B)
Purchased Foreign Exchange Options	0.0	(B)
Purchased Swaption	0.0	(B)
Right	0.0	(B)
Other Assets and Liabilities - Net(A)	(3.4)
Total	100.0%

Transamerica Global Macro	% of Net Assets
Repurchase Agreement	70.4%
Foreign Government Obligation	8.8
Purchased Foreign Exchange Options	1.2
Purchased Options	0.1
Other Assets and Liabilities - Net(A)	19.5
Total	100.0%

Transamerica Managed Futures Strategy	% of Net Assets
Short-Term Investment Companies	67.5%
Short-Term U.S. Government Obligation	23.8
Other Assets and Liabilities - Net(A)	8.7
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

(B)	Percentage rounds to less than 0.1%

Transamerica Funds	Annual Report 2013

Transamerica Commodity Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 92.5%

State Street Bank & Trust Co.
0.01% (A), dated 10/31/2013, to be repurchased at $71,937,335 on 11/01/2013. Collateralized by U.S. Government Agency Obligations, 2.50% - 3.50%, due 01/01/2032 - 06/25/2037, and with a total value of $73,377,357.

$ 71,937,315	$ 71,937,315

Total Repurchase Agreement (cost $71,937,315)	71,937,315

Total Investment Securities (cost $71,937,315) (B)	71,937,315
Other Assets and Liabilities - Net - 7.5%	5,810,860

Net Assets - 100.0%	$ 77,748,175

OVER THE COUNTER SWAP AGREEMENTS: (C)

TOTAL RETURN SWAP AGREEMENTS - RECEIVABLE: (D)
Reference Entity	Fixed Rate	Termination Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Dow Jones-UBS Commodity Custom Index (E)	0.25%	01/13/2014	BOA	$387,886	$(8,363)	$0	$(8,363)
Dow Jones-UBS Commodity Custom Index (E)	0.27	07/10/2014	UBS	121,270	(2,922)	0	(2,922)
Dow Jones-UBS Commodity Custom Index (E)	0.27	07/10/2014	UBS	123,533	(2,977)	0	(2,977)
Dow Jones-UBS Commodity Custom Index (E)	0.27	07/10/2014	UBS	135,117	(3,256)	0	(3,256)
Macquarie Commodity Custom Index (E)	0.20	09/19/2014	MBL	24,414	(345)	0	(345)

					$(17,863)	$0	$(17,863)

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Repurchase Agreement	$—	$71,937,315	$—	$71,937,315
Total Investment Securities	$—	$71,937,315	$—	$71,937,315

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Total Return Swap Agreements (G)	$—	$(17,863)	$—	$(17,863)
Total Derivative Financial Instruments	$—	$(17,863)	$—	$(17,863)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	Aggregate cost for federal income tax purposes is $103,949,435. Net unrealized depreciation for tax purposes is $26,129,206.
(C)	Cash in the amount of $6,565,575 has been segregated by the custodian as collateral for open swap contracts.
(D)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Commodity Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (continued):

(E)	Illiquid. Total aggregate market value of illiquid derivatives is $(17,863), or (0.02)% of the fund’s net assets.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(G)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

BOA	Bank of America
MBL	Macquarie Bank Limited
UBS	UBS AG

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 4.5%
United States - 4.5%
U.S. Treasury Note
0.25%, 03/31/2015	$ 1,988,300	$ 1,989,233
0.63%, 09/30/2017	1,593,500	1,573,581
1.00%, 05/31/2018	3,012,500	2,988,258
1.38%, 07/31/2018	2,978,600	2,998,146
1.38%, 09/30/2018 (A)	1,658,800	1,665,409
1.75%, 05/15/2022	587,400	560,875
2.00%, 11/15/2021	493,600	485,888
2.25%, 03/31/2016 (B)	2,559,800	2,673,790
2.50%, 08/15/2023	1,529,000	1,523,266

Total U.S. Government Obligations (cost $16,396,687)		16,458,446

FOREIGN GOVERNMENT OBLIGATIONS - 6.1%
Australia - 1.3%
Australia Government Bond 5.50%, 12/15/2013 - 04/21/2023	AUD 2,850,000	2,926,471
Queensland Treasury Corp. 6.00%, 09/14/2017 - 06/14/2021	1,842,000	1,916,372
Brazil - 0.9%
Brazil Notas do Tesouro Nacional Series B 6.00%, 08/15/2022 - 08/15/2024	BRL 2,992,000	3,185,300
Canada - 0.4%
Canadian Government Bond
1.50%, 03/01/2017	CAD 585,000	564,050
3.50%, 06/01/2020	416,000	435,506
4.00%, 06/01/2016	350,000	359,762
Germany - 1.7%
Bundesrepublik Deutschland
3.50%, 07/04/2019	EUR 1,786,704	2,791,236
4.25%, 07/04/2017	2,284,273	3,543,429
Hong Kong - 0.4%
Hong Kong Government Bond
0.27%, 12/18/2017	HKD 1,450,000	183,362
0.53%, 03/19/2018	3,000,000	382,170
1.67%, 03/24/2014	1,300,000	168,635
1.69%, 12/22/2014	1,500,000	196,635
3.51%, 12/08/2014	2,900,000	387,511
3.56%, 06/25/2018	900,000	130,187
Malaysia - 0.2%
Malaysia Government Bond 5.09%, 04/30/2014	MYR 1,872,000	599,628
Netherlands - 0.1%
Netherlands Government Bond 1.00%, 02/24/2017 - 144A	$ 373,000	374,608
United Kingdom - 1.1%
U.K. Gilt 4.75%, 03/07/2020 - Reg S	GBP 2,219,877	4,173,052

Total Foreign Government Obligations (cost $23,053,633)		22,317,914

MORTGAGE-BACKED SECURITY - 0.1%
United States - 0.1%
Banc of America Large Loan, Inc. Series 2010-HLTN, Class HLTN 2.47%, 11/15/2015 - 144A (C)	$ 433,678	433,808

Total Mortgage-Backed Security (cost $401,125)		433,808

	Principal	Value
PREFERRED CORPORATE DEBT SECURITIES - 0.1%
United States - 0.1%
Deutsche Bank Capital Funding Trust VII 5.63%, 01/19/2016 - 144A (C) (D)	$ 64,000	$ 65,920
USB Capital IX 3.50%, 12/02/2013 (C) (D)	265,000	206,700

Total Preferred Corporate Debt Securities (cost $316,712)		272,620

CORPORATE DEBT SECURITIES - 4.1%
Argentina - 0.0% (E)
Empresa Distribuidora Y Comercializadora Norte 9.75%, 10/25/2022 - 144A	73,000	46,720
Australia - 0.2%
FMG Resources August 2006 Pty, Ltd. 6.00%, 04/01/2017 - 144A (A)	120,000	125,400
TFS Corp., Ltd. 11.00%, 07/15/2018 - 144A (F)	515,000	525,944
Austria - 0.0% (E)
OGX Austria GmbH 8.50%, 06/01/2018 - 144A (A) (G)	940,000	89,300
Brazil - 0.1%
Banco Bradesco SA 4.50%, 01/12/2017 - 144A (A)	200,000	210,000
Hypermarcas SA 6.50%, 04/20/2021 - 144A	170,000	178,075
Canada - 0.0% (E)
Viterra, Inc. 5.95%, 08/01/2020 - 144A	106,000	114,564
Cayman Islands - 0.2%
Hutchison Whampoa International 11, Ltd. 3.50%, 01/13/2017 - 144A	271,000	284,084
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.35%, 06/30/2021 - 144A (A)	174,825	184,003
Odebrecht Offshore Drilling Finance, Ltd. 6.75%, 10/01/2022 - 144A	280,000	291,900
Chile - 0.2%
Banco del Estado de Chile 2.03%, 04/02/2015	250,000	248,874
Banco Santander Chile 2.13%, 06/07/2018 - 144A (C)	340,000	345,100
Inversiones Alsacia SA 8.00%, 08/18/2018 - 144A (F)	167,519	122,289
Germany - 0.1%
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023 - 144A	200,000	197,500
Guernsey, Channel Islands - 0.1%
Credit Suisse Group Guernsey I, Ltd. 7.88%, 02/24/2041 - Reg S (C)	200,000	218,710
Ireland - 0.1%
Nara Cable Funding, Ltd. 8.88%, 12/01/2018 - 144A	EUR 200,000	292,595
Italy - 0.1%
Intesa Sanpaolo SpA 3.13%, 01/15/2016	$ 289,000	294,714
Jersey, Channel Islands - 0.1%
Dana Gas Sukuk, Ltd. 9.00%, 10/31/2017 - 144A	646,800	617,694

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Korea, Republic of - 0.1%
Export-Import Bank of Korea 1.25%, 11/20/2015	$ 200,000	$ 200,414
Luxembourg - 0.1%
Capsugel Finance Co. SCA 9.88%, 08/01/2019 - 144A	EUR 100,000	151,898
Intelsat Jackson Holdings SA 7.50%, 04/01/2021	$ 234,000	255,060
Netherlands - 0.3%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.38%, 01/19/2017	279,000	297,378
Petrobras Global Finance BV
2.00%, 05/20/2016	115,000	114,276
2.38%, 01/15/2019 (C)	553,000	537,516
Ziggo BV, Series MTN 3.63%, 03/27/2020 - 144A	EUR 100,000	135,096
Singapore - 0.0% (E)
Bumi Investment Pte, Ltd., Series MTN 10.75%, 10/06/2017 - 144A (A)	$ 144,000	87,840
Sweden - 0.1%
Nordea Bank AB 3.13%, 03/20/2017 - 144A	200,000	210,320
Switzerland - 0.0% (E)
UBS AG, Series MTN 5.88%, 12/20/2017	100,000	115,951
United Kingdom - 0.3%
BAT International Finance PLC 2.13%, 06/07/2017 - 144A	185,000	188,822
Lloyds Bank PLC, Series MTN 13.00%, 01/21/2029 (C) (D)	GBP 340,000	840,903
United States - 2.0%
Ally Financial, Inc.
3.50%, 07/18/2016	$ 201,000	206,025
4.50%, 02/11/2014	155,000	156,162
Anheuser-Busch InBev Worldwide, Inc. 1.38%, 07/15/2017	157,000	157,191
Apple, Inc. 1.00%, 05/03/2018	448,000	435,037
Bank of America Corp. 2.00%, 01/11/2018	268,000	267,238
Bank of America Corp., Series MTN 1.32%, 03/22/2018 (A) (C)	143,000	144,658
Building Materials Corp. of America 6.88%, 08/15/2018 - 144A	61,000	64,965
Cablevision Systems Corp. 5.88%, 09/15/2022 (A)	118,000	118,148
Calpine Corp. (Escrow Shares) 8.75%, 07/15/2049 (H)	2,142,000	0
CIT Group, Inc. 4.75%, 02/15/2015 - 144A (A)	211,000	219,967
Citigroup, Inc. 5.95%, 01/30/2023 (C) (D)	142,000	135,433
CONSOL Energy, Inc. 8.00%, 04/01/2017	300,000	318,000
Cricket Communications, Inc. 7.75%, 10/15/2020	149,000	170,232

	Principal	Value
United States (continued)
Daimler Finance North America LLC 0.84%, 01/09/2015 - 144A (C)	$ 283,000	$ 284,015
DaVita HealthCare Partners, Inc. 6.38%, 11/01/2018	54,000	56,633
Delta Topco Limited 10.00%, 11/24/2060 (F) (H) (I) (J)	534,020	541,159
Ford Motor Credit Co. LLC 2.38%, 01/16/2018	200,000	201,145
General Electric Capital Corp. 6.25%, 12/15/2022 (C) (D)	300,000	312,750
General Electric Capital Corp., Series MTN 5.55%, 05/04/2020	139,000	160,998
HSBC USA, Inc. 1.63%, 01/16/2018 (A)	196,000	194,532
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	89,000	97,455
Hyundai Capital America 2.13%, 10/02/2017 - 144A (A)	117,000	117,586
JPMorgan Chase & Co. 5.15%, 05/01/2023 (C) (D)	365,000	330,325
Morgan Stanley, Series MTN 7.30%, 05/13/2019	119,000	145,329
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 - 144A (D)	200,000	198,000
Phibro Animal Health Corp. 9.25%, 07/01/2018 - 144A	52,000	56,030
Reliance Holdings USA, Inc. 4.50%, 10/19/2020 - 144A	294,000	297,615
Sabine Pass Liquefaction LLC 5.63%, 04/15/2023 - 144A	138,000	135,240
SunGard Data Systems, Inc. 7.38%, 11/15/2018	171,000	181,260
Texas Industries, Inc. 9.25%, 08/15/2020 (A)	118,000	130,390
Verizon Communications, Inc. 2.00%, 09/14/2018 (C)	1,591,000	1,679,762

Total Corporate Debt Securities (cost $15,104,908)		15,036,220

CONVERTIBLE BONDS - 2.4%
Bermuda - 0.0% (E)
Celestial Nutrifoods, Ltd. Zero Coupon, 06/12/2011 (F) (G) (H)	SGD 1,400,000	11,270
Cayman Islands - 0.1%
China Milk Products Group, Ltd. Zero Coupon, 01/05/2012 (F) (G)	$ 600,000	60,000
FU JI Food and Catering Services Holdings, Ltd. Zero Coupon, 10/18/2010 (F) (G)	CNY 2,700,000	25,474
Pyrus, Ltd. 7.50%, 12/20/2015 - 144A (F)	$ 200,000	280,300
India - 0.2%
REI Agro, Ltd. 5.50%, 11/13/2014 - 144A (F)	640,000	447,469
Suzlon Energy, Ltd.
Zero Coupon, 10/11/2012 (G)	187,000	119,212
Zero Coupon, 07/25/2014 (F)	342,000	201,780

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Principal	Value
Jersey, Channel Islands - 0.2%
Dana Gas Sukuk, Ltd. 7.00%, 10/31/2017 - 144A	$ 646,800	$ 615,437
Netherlands - 0.5%
Bio City Development Co. B.V. 8.00%, 07/06/2018 - 144A (F) (G)	1,200,000	1,020,000
Volkswagen International Finance NV 5.50%, 11/09/2015 - 144A	EUR 400,000	631,147
Singapore - 0.4%
CapitaLand, Ltd.
1.95%, 10/17/2023 - 144A	SGD 250,000	208,300
2.10%, 11/15/2016 - Reg S	500,000	402,600
2.95%, 06/20/2022 - Reg S	750,000	602,258
Olam International, Ltd. 6.00%, 10/15/2016 - Reg S	$ 300,000	294,750
United Kingdom - 0.0% (E)
Essar Energy PLC 4.25%, 02/01/2016	200,000	162,000
United States - 1.0%
BioMarin Pharmaceutical, Inc.
0.75%, 10/15/2018	71,000	73,529
1.50%, 10/15/2020	71,000	72,864
Brookdale Senior Living, Inc. 2.75%, 06/15/2018	39,000	47,214
Cobalt International Energy, Inc. 2.63%, 12/01/2019	392,000	402,045
Cubist Pharmaceuticals, Inc. 2.50%, 11/01/2017	127,000	280,750
Forest City Enterprises, Inc. 4.25%, 08/15/2018	195,000	222,909
Gilead Sciences, Inc. Series D 1.63%, 05/01/2016	345,000	1,080,713
Mylan, Inc. 3.75%, 09/15/2015	246,000	706,635
Salesforce.com, Inc. 0.25%, 04/01/2018 - 144A	402,000	439,185
SanDisk Corp. 0.50%, 10/15/2020 - 144A	60,000	61,125
Take-Two Interactive Software, Inc. 1.75%, 12/01/2016	306,000	364,140

Total Convertible Bonds (cost $9,634,333)		8,833,106

LOAN ASSIGNMENTS - 0.8%
Canada - 0.1%
Essar Steel Algoma, Inc., Term Loan ABL 8.75%, 09/19/2014 (C)	110,484	111,865
Valeant Pharmaceuticals International, Inc., Term Loan E 4.50%, 08/05/2020 (C)	262,020	265,230
Marshall Islands - 0.1%
Drillships Financing Holding, Inc., Term Loan B1 6.00%, 03/31/2021 (C)	191,994	194,754
Drillships Financing Holding, Inc., Term Loan B2 5.50%, 07/15/2016 (C)	95,997	97,077

	Principal	Value
United States - 0.6%
Cricket Communications, Inc., Term Loan C 4.75%, 03/09/2020 (C)	$ 234,413	$ 235,255
Fieldwood Energy LLC, 2nd Lien 8.38%, 09/30/2020 (C)	266,200	270,526
Hilton Worldwide Finance LLC 4.00%, 10/26/2020 (C)	1,211,000	1,217,661
Obsidian Natural Gas Trust, Term Loan 7.00%, 11/02/2015 (F)	258,576	258,576
Univision Communications, Inc., Term Loan 4.50%, 03/02/2020 (C)	372,130	373,326

Total Loan Assignments (cost $2,975,045)		3,024,270

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 13.7%
United States - 13.7%
U.S. Treasury Bill
0.01%, 12/19/2013 - 03/06/2014 (K)	11,500,000	11,499,835
0.02%, 12/12/2013 (K)	12,800,000	12,799,708
0.03%, 12/05/2013 - 12/26/2013 (K)	3,920,000	3,919,901
0.03%, 01/23/2014 (A) (K)	1,800,000	1,799,869
0.04%, 01/09/2014 - 01/16/2014 (A) (K)	19,450,000	19,448,608
0.04%, 01/30/2014 (K)	900,000	899,908

Total Short-Term U.S. Government Obligations (cost $50,367,829)		50,367,829

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
Japan - 0.7%
Japan Treasury Discount Bill 0.09%, 11/11/2013 - 02/10/2014 (K)	JPY 260,000,000	2,643,781
Mexico - 0.5%
Mexico Cetes
3.64%, 12/19/2013 (K)	MXN 4,772,000	364,012
3.90%, 11/21/2013 (K)	4,768,000	364,667
3.97%, 01/09/2014 - 02/06/2014 (K)	10,059,420	764,087
4.03%, 12/26/2013 (K)	3,978,400	303,105

Total Short-Term Foreign Government Obligations (cost $4,436,112)		4,439,652

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.1%
Canada - 0.3%
Suncor Energy, Inc., 1.76% (K)	27,031	982,309
Germany - 0.3%
Volkswagen AG, 1.87% (K)	4,195	1,066,246
United States - 0.5%
Cliffs Natural Resources, Inc., 7.00% (A)	7,300	165,783
Continental Airlines Finance Trust II, 6.00% (A)	650	31,850
Crown Castle International Corp., 4.50% (A)	2,354	240,932
General Motors Co. - Series B, 4.75%	7,376	378,536
Health Care REIT, Inc. - Series I, 6.50%	3,997	235,663
NextEra Energy, Inc., 5.60%	4,971	287,125
Omnicare Capital Trust II - Series B, 4.00% (A)	2,661	181,374

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
United States (continued)
PPL Corp., 8.75%	3,788	$ 200,007
United Technologies Corp., 7.50% (A)	2,704	171,109
Wells Fargo & Co. - Series L, 7.50%	134	152,626

Total Convertible Preferred Stocks (cost $3,163,687)		4,093,560

PREFERRED STOCKS - 0.7%
Brazil - 0.2%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, 0.94% (K)	7,194	356,777
Itau Unibanco Holding SA, 3.14% (K)	18,766	289,842
United Kingdom - 0.1%
HSBC Holdings PLC - Series 2, 8.00%	8,400	229,740
Royal Bank of Scotland Group PLC - Series M, 6.40%	5,075	108,351
Royal Bank of Scotland Group PLC - Series Q, 6.75% (A)	2,725	61,176
Royal Bank of Scotland Group PLC - Series T, 7.25% (A)	8,364	201,322
United States - 0.4%
Citigroup Capital XIII, 7.88% (C)	13,106	360,415
Fannie Mae - Series S, 8.25% (C)	23,802	169,232
GMAC Capital Trust I - Series 2, 8.13% (C)	16,108	432,661
RBS Capital Funding Trust VII - Series G, 6.08%	6,777	148,416
US Bancorp - Series F, 6.50% (C)	7,244	194,284
US Bancorp - Series G, 6.00% (A) (C)	3,708	100,747

Total Preferred Stocks (cost $2,344,802)		2,652,963

COMMON STOCKS - 61.2%
Australia - 0.6%
Asciano, Ltd. (A)	56,955	313,297
Commonwealth Bank of Australia (A)	5,282	379,813
Fortescue Metals Group, Ltd. (A)	82,443	405,968
Mesoblast, Ltd. (A) (L)	31,476	196,347
National Australia Bank, Ltd. - Class N	12,444	415,297
Orica, Ltd.	7,200	143,383
QBE Insurance Group, Ltd. (A)	19,329	270,378
Westpac Banking Corp.	5,673	183,857
Austria - 0.0% (E)
Andritz AG	2,169	133,613
Belgium - 0.2%
Anheuser-Busch InBev NV	6,104	634,838
RHJ International (L)	36,300	189,752
Brazil - 0.6%
Banco Santander Brasil SA - ADR	28,193	195,377
BR Malls Participacoes SA	12,244	118,603
Cielo SA	13,670	414,945
Cyrela Brazil Realty SA Empreendimentos e Participacoes - Class A	27,783	207,734
Hypermarcas SA	29,210	254,913
MRV Engenharia e Participacoes SA	47,577	205,370
Petroleo Brasileiro SA - ADR (L)	26,595	463,551
Qualicorp SA (L)	21,586	202,158
SLC Agricola SA	14,355	133,925
Canada - 1.0%
Agrium, Inc. (A)	4,007	341,877
Athabasca Oil Corp. - Class A (L)	44,908	279,962
Bank of Nova Scotia	5,106	310,430
BCE, Inc. (A)	3,391	147,556
Canadian National Railway Co.	3,400	373,762

	Shares	Value
Canada (continued)
Eldorado Gold Corp. - Class A	55,857	$ 376,612
First Quantum Minerals, Ltd.	21,297	404,023
Rogers Communications, Inc. - Class B	5,222	237,131
Shaw Communications, Inc. - Class B (A)	18,478	441,991
Silver Wheaton Corp.	13,584	307,949
Teck Resources, Ltd. - Class B	6,945	185,709
Toronto-Dominion Bank	2,391	219,321
Chile - 0.1%
Banco Santander Chile - ADR	9,953	244,446
Sociedad Quimica y Minera de Chile SA - ADR	2,655	73,304
Denmark - 0.1%
TDC A/S - Class B	21,593	194,969
France - 3.1%
Arkema SA	3,525	400,211
AtoS	5,607	478,699
AXA SA	22,743	568,179
BNP Paribas SA	17,883	1,324,265
Casino Guichard Perrachon SA	1,571	176,849
Cie de St-Gobain	16,379	861,634
European Aeronautic Defence and Space Co., NV	20,164	1,385,583
LVMH Moet Hennessy Louis Vuitton SA	1,832	352,713
Safran SA	28,698	1,834,263
Sanofi	17,128	1,826,489
Sanofi - ADR	1,000	53,480
Societe Generale SA	6,142	348,749
Technip SA	5,752	602,524
Total SA - ADR	11,011	673,653
Total SA	5,567	342,140
UBISOFT Entertainment (L)	19,466	250,556
Germany - 2.0%
Allianz SE - Class A	3,719	625,629
BASF SE - Class R	2,198	228,689
Bayerische Motoren Werke AG	3,021	342,661
Beiersdorf AG	3,537	337,654
CNH Industrial NV (L)	727	8,598
Deutsche Bank AG	16,661	806,003
Deutsche Boerse AG	3,393	255,449
Deutsche Telekom AG	47,407	746,655
Fresenius SE & Co. KGaA	4,769	619,862
HeidelbergCement AG	2,571	202,674
Lanxess AG	6,875	483,902
Linde AG	2,450	465,542
Muenchener Rueckversicherungs AG	260	54,329
Siemens AG - Class A	16,101	2,058,880
Telefonica Deutschland Holding AG - 144A	26,306	207,480
Hong Kong - 0.9%
Beijing Enterprises Holdings, Ltd.	98,290	804,398
Chaoda Modern Agriculture Holdings, Ltd. (A) (F) (H) (L)	1,090,190	125,372
China BlueChemical, Ltd. - Class H	219,825	140,917
Dongfeng Motor Group Co., Ltd. - Class H	55,273	77,851
FU JI Food and Catering Services Holdings, Ltd. (L)	32,289	6,747
Haitian International Holdings, Ltd. - Series B	57,386	138,265
Jiangxi Copper Co., Ltd. - Class H (A)	89,000	171,273
Kunlun Energy Co., Ltd.	218,000	357,101
Link - REIT	76,630	387,450

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
Hong Kong (continued)
Sino Biopharmaceutical	104,000	$ 72,839
Sinopharm Group Co., Ltd. - Class H (A)	74,595	201,569
Sun Hung Kai Properties, Ltd.	46,000	601,625
Yuanda China Holdings, Ltd.	778,504	66,273
Zhongsheng Group Holdings, Ltd. (A)	112,578	179,474
India - 0.1%
Cummins India, Ltd.	31,008	199,404
Indonesia - 0.1%
Siloam International Hospitals PT (L)	192,337	173,184
Telekomunikasi Indonesia Persero PT	488,415	101,821
Italy - 1.2%
Ei Towers SpA	1,267	52,984
ENI SpA - Class B	53,193	1,346,955
Fiat (H) (L)	97,071	1,147,961
Intesa Sanpaolo SpA	224,503	558,123
Mediaset SpA (L)	65,215	326,910
Telecom Italia SpA	266,338	259,463
Telecom Italia SpA - RSP	29,607	23,135
UniCredit SpA - Class A	71,211	535,644
Japan - 7.2%
Aisin Seiki Co., Ltd.	6,130	247,806
Ajinomoto Co., Inc.	14,000	195,485
Asahi Kasei Corp.	39,800	301,546
Astellas Pharma, Inc.	4,200	233,215
Benesse Holdings, Inc.	5,100	189,830
Bridgestone Corp.	15,300	522,033
Canon, Inc.	12,054	378,794
Chubu Electric Power Co., Inc.	7,500	110,750
Daihatsu Motor Co., Ltd. (A)	5,380	104,065
Daikin Industries, Ltd.	5,900	337,811
Daito Trust Construction Co., Ltd.	1,900	193,420
Denso Corp.	10,570	505,765
East Japan Railway Co.	9,665	836,460
FANUC Corp.	1,350	215,824
Fuji Heavy Industries, Ltd.	60,420	1,641,227
Fujitsu, Ltd. (L)	5,000	21,407
Futaba Industrial Co., Ltd. (A) (L)	11,200	41,574
Hitachi Chemical Co., Ltd. (A)	14,200	217,051
Hitachi, Ltd.	76,300	531,532
Honda Motor Co., Ltd.	23,082	919,008
Hoya Corp.	20,789	497,473
IHI Corp. (A)	44,000	185,254
INPEX Corp.	39,600	456,691
Japan Airlines Co., Ltd.	8,700	506,976
JGC Corp.	19,910	758,293
JSR Corp.	11,400	215,873
Kao Corp.	5,200	172,663
KDDI Corp.	8,000	432,015
Keyence Corp.	200	85,427
Kubota Corp.	49,584	730,170
Kuraray Co., Ltd.	18,030	210,866
Kyocera Corp.	4,400	227,316
Mitsubishi Corp.	29,420	593,008
Mitsubishi Electric Corp.	34,000	371,707
Mitsubishi Heavy Industries, Ltd.	35,000	221,397
Mitsubishi UFJ Financial Group, Inc.	73,000	460,287
Mitsui & Co., Ltd.	92,332	1,314,602
MS&AD Insurance Group Holdings	12,117	311,150
Murata Manufacturing Co., Ltd.	5,050	404,185

	Shares	Value
Japan (continued)
Nintendo Co., Ltd.	2,700	$ 302,593
Nippon Telegraph & Telephone Corp.	4,930	255,199
Nitori Holdings Co., Ltd.	3,100	290,359
Nitto Denko Corp.	4,700	245,205
NKSJ Holdings, Inc.	6,400	164,540
Okumura Corp.	39,300	185,849
Omron Corp.	1,900	72,267
Otsuka Holdings Co., Ltd.	6,800	192,942
Rinnai Corp.	2,780	214,868
ROHM Co., Ltd.	7,660	312,772
Ryohin Keikaku Co., Ltd.	3,200	318,601
Shin-Etsu Chemical Co., Ltd.	12,376	696,016
Ship Healthcare Holdings, Inc.	2,600	106,295
SMC Corp.	500	115,834
Sony Financial Holdings, Inc.	19,000	353,026
Sumitomo Corp.	13,300	172,455
Sumitomo Electric Industries, Ltd.	17,400	259,770
Sumitomo Mitsui Financial Group, Inc.	20,580	986,827
Suntory Beverage & Food, Ltd. (L)	9,400	308,777
Suzuki Motor Corp.	34,062	852,503
Toda Corp.	49,900	181,676
Tokio Marine Holdings, Inc.	40,400	1,316,811
Tokyo Gas Co., Ltd.	121,370	656,655
Toyota Industries Corp.	17,137	752,020
Toyota Motor Corp.	10,100	653,270
UBE Industries, Ltd.	88,100	181,880
West Japan Railway Co.	3,700	165,377
Yamada Denki Co., Ltd. (A)	92,300	258,136
Korea, Republic of - 1.0%
Cheil Industries, Inc.	1,778	150,856
Hana Financial Group, Inc.	3,743	144,321
Hyundai Motor Co.	2,055	490,139
KB Financial Group, Inc.	2,919	115,577
KT Corp. - ADR	6,128	101,602
Samsung Electronics Co., Ltd.	1,765	2,437,638
Samsung Heavy Industries Co., Ltd.	6,756	248,076
Luxembourg - 0.0% (E)
Tenaris SA - ADR	1,824	85,381
Malaysia - 0.4%
Axiata Group Bhd	199,412	434,143
IHH Healthcare Bhd - Class A (L)	511,000	668,800
Telekom Malaysia Bhd	115,524	191,835
Mexico - 0.3%
America Movil SAB de CV - Series L ADR	8,738	187,081
Fibra Uno Administracion SA de CV - REIT (A)	41,685	129,075
Fomento Economico Mexicano SAB de CV - ADR	1,741	162,435
Grupo Televisa SAB - Series CPO (A)	30,935	188,234
Mexichem SAB de CV - Class A (A)	38,444	160,173
TF Administradora Industrial S de RL de CV - Trust Unit REIT	108,800	215,144
Netherlands - 1.0%
Akzo Nobel NV (A)	7,857	571,369
ING Groep NV - CVA (L)	42,320	539,147
Koninklijke DSM NV	7,173	543,346
Koninklijke KPN NV (L)	57,189	182,784
Royal Dutch Shell PLC - Class A ADR	11,108	740,459
Unibail-Rodamco SE - REIT	778	203,872
Unilever NV - CVA	20,241	801,656
Ziggo NV	3,198	137,232

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
New Zealand - 0.0% (E)
Guinness Peat Group PLC - Class A (A) (L)	102,154	$ 49,784
Norway - 0.2%
Statoil ASA	32,944	780,290
Philippines - 0.0% (E)
Philippine Long Distance Telephone Co. - ADR	2,224	147,118
Portugal - 0.1%
ZON OPTIMUS SGPS SA	28,659	197,127
Russian Federation - 0.1%
Sberbank of Russia	119,418	238,836
Singapore - 0.4%
CapitaLand, Ltd.	168,150	422,338
Oversea-Chinese Banking Corp.	45,190	378,342
Raffles Medical Group, Ltd.	52,200	134,051
Singapore Press Holdings, Ltd. (A)	31,080	106,335
Singapore Telecommunications, Ltd.	169,450	515,634
South Africa - 0.1%
Life Healthcare Group Holdings, Ltd.	53,421	218,181
MTN Group, Ltd.	4,873	96,860
Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA	26,276	307,845
Banco Santander SA - Class A	48,302	428,841
Telefonica SA - ADR (L)	5,824	101,745
Telefonica SA (A) (L)	24,995	440,671
Sweden - 0.2%
Boliden AB	10,942	155,855
Lundin Petroleum AB (L)	8,727	180,195
Svenska Handelsbanken AB - Class A	11,708	530,469
Switzerland - 1.9%
Credit Suisse Group AG	10,312	320,833
Nestle SA	26,755	1,931,396
Novartis AG	10,327	801,826
Roche Holding AG	8,393	2,323,604
Swisscom AG	523	266,933
Syngenta AG	2,848	1,150,374
UBS AG - Class A (L)	17,192	332,718
Taiwan - 0.2%
Cheng Shin Rubber Industry Co., Ltd.	70,920	189,252
Far EasTone Telecommunications Co., Ltd.	77,069	177,068
Taiwan Mobile Co., Ltd.	34,000	116,305
Yulon Motor Co., Ltd.	84,057	148,490
Thailand - 0.2%
Bangkok Dusit Medical Services PCL - Class F	85,200	366,805
PTT Global Chemical PCL	113,137	285,341
United Kingdom - 4.2%
Al Noor Hospitals Group PLC (L)	17,900	243,957
Antofagasta PLC - Class A	26,947	369,418
AstraZeneca PLC	11,361	602,775
Aviva PLC	2,603	18,744
Barratt Developments PLC - Series Barratt Developments PLC	58,390	313,729
BG Group PLC	59,085	1,206,474
BHP Billiton PLC	34,352	1,063,319
BP PLC - ADR	9,166	426,219
BP PLC	33,237	257,241
BT Group PLC - Class A	92,834	561,164
Diageo PLC - ADR	4,247	541,875
Diageo PLC	3,341	106,443
Genel Energy PLC (L)	18,915	288,119
Glencore Xstrata PLC (L)	20,958	114,254

	Shares	Value
United Kingdom (continued)
HSBC Holdings PLC	115,393	$ 1,262,028
Invensys PLC	34,789	280,577
KazMunaiGas Exploration Production JSC - GDR, Reg S	20,013	283,984
Lloyds TSB Group PLC (L)	609,232	757,346
National Grid PLC - Class B	56,030	704,783
NMC Health PLC - Class A	30,513	177,253
Novorossiysk Commercial Sea Port PJSC - GDR, Reg S	11,444	94,299
Polyus Gold International, Ltd.	37,439	116,007
Rio Tinto PLC	28,604	1,448,373
RTL Group SA (L)	3,655	397,006
SABMiller PLC	8,938	466,337
Shire PLC	15,709	692,916
SSE PLC - Class B	21,422	486,368
Taylor Wimpey PLC	176,564	311,979
Tesco PLC	41,513	242,418
Unilever PLC - ADR	2,619	106,305
Unilever PLC	6,909	279,717
Vodafone Group PLC - ADR	16,823	619,423
Vodafone Group PLC	151,243	544,419
WPP PLC - Class A	7,243	153,878
United States - 33.4%
3M Co.	4,817	606,219
Abbott Laboratories	8,503	310,785
AbbVie, Inc. - Class G	24,334	1,178,982
Accenture PLC - Class A	732	53,802
ACE, Ltd. (M)	11,052	1,054,803
Adobe Systems, Inc. (L)	1,687	91,435
AES Corp.	26,445	372,610
Aetna, Inc.	9,746	611,074
Aflac, Inc.	7,708	500,866
Agilent Technologies, Inc.	12,446	631,759
Allergan, Inc.	4,098	371,320
Alliance Data Systems Corp. (A) (L)	448	106,203
Allstate Corp.	6,140	325,788
Amazon.com, Inc. (L)	1,805	657,074
Amdocs, Ltd.	1,517	58,329
American Capital Agency Corp. - REIT	9,167	199,107
American Electric Power Co., Inc.	9,413	440,905
American Express Co.	11,478	938,900
American International Group, Inc.	6,740	348,121
American Tower Corp. - Class A REIT	6,449	511,728
American Water Works Co., Inc.	8,623	369,668
Ameriprise Financial, Inc.	731	73,495
AmerisourceBergen Corp. - Class A	762	49,781
Amgen, Inc.	5,250	609,000
Anadarko Petroleum Corp. - Class A	15,746	1,500,436
Apple, Inc.	68	35,520
Arch Capital Group, Ltd. (A) (L)	2,928	169,707
Avery Dennison Corp.	4,197	197,763
Avnet, Inc.	1,309	51,967
Axis Capital Holdings, Ltd.	1,239	58,753
Bank of America Corp.	98,733	1,378,313
Bank of New York Mellon Corp.	11,759	373,936
Baxter International, Inc.	6,735	443,634
BB&T Corp.	10,783	366,299
Beam, Inc.	1,650	111,045
Becton Dickinson and Co. (A)	537	56,455

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
United States (continued)
Berkshire Hathaway, Inc. - Class B (L)	6,222	$ 716,028
Biogen IDEC, Inc. (L)	2,150	525,008
BorgWarner, Inc.	3,547	365,802
Bristol-Myers Squibb Co.	11,282	592,531
Brookfield Asset Management, Inc. - Class A (A)	9,251	366,155
CA, Inc.	1,687	53,579
Calpine Corp. (L)	23,630	476,617
Canadian Natural Resources, Ltd.	13,162	417,893
Capital One Financial Corp.	8,274	568,176
Cardinal Health, Inc.	18,008	1,056,349
Carnival Corp.	5,377	186,313
Celgene Corp. (L)	5,379	798,728
CenterPoint Energy, Inc.	11,909	292,961
CF Industries Holdings, Inc. - Class B	271	58,428
Charter Communications, Inc. - Class A (L)	4,079	547,565
Check Point Software Technologies, Ltd. - Class A (A) (L)	918	53,262
Chevron Corp.	7,626	914,815
Chubb Corp. - Class A	4,978	458,374
Church & Dwight Co., Inc.	3,020	196,753
Cisco Systems, Inc.	18,329	412,402
Citigroup, Inc.	32,780	1,599,008
Citrix Systems, Inc. (L)	12,950	735,301
CMS Energy Corp.	10,484	287,891
CNA Financial Corp. - Class A	1,693	68,719
Cnh Special Voting Shares Cnh Global Special Voting Shares (L)	4,513	52,940
Coach, Inc. - Class A	14,038	711,446
Cobalt International Energy, Inc. (L)	9,227	214,159
Coca-Cola Co.	41,340	1,635,824
Colgate-Palmolive Co.	7,618	493,113
Comcast Corp. - Class A	33,439	1,591,028
Computer Sciences Corp.	1,452	71,526
Constellation Brands, Inc. - Class A (L)	1,526	99,648
Cosan, Ltd. - Class A	22,166	349,336
Covidien PLC	11,511	737,970
Crown Castle International Corp. (L)	5,577	423,964
Crown Holdings, Inc. (L)	8,266	360,398
Cubist Pharmaceuticals, Inc. (A) (L)	3,847	238,514
Cummins, Inc.	2,112	268,266
CVS Caremark Corp.	3,734	232,479
Danaher Corp.	5,699	410,841
DaVita HealthCare Partners, Inc. (L)	5,536	311,179
Delphi Automotive PLC - Class A	6,522	373,058
Delta Topco Limited (F) (H) (I)	645,881	472,785
Devon Energy Corp. - Class A (L)	6,691	423,005
Diamond Offshore Drilling, Inc. (A)	704	43,599
Discover Financial Services	12,647	656,126
DISH Network Corp. - Class A	1,579	76,108
Dominion Resources, Inc.	11,291	719,801
Dresser-Rand Group, Inc. (L)	10,372	630,306
Duke Energy Corp.	6,149	441,068
Eastman Chemical Co.	877	69,099
Eaton Corp. PLC	9,714	685,420
eBay, Inc. (L)	10,316	543,756
Electronic Arts, Inc. (L)	28,417	745,946
EMC Corp.	83,314	2,005,368
Energizer Holdings, Inc.	534	52,391
Envision Healthcare Holdings, Inc. (L)	7,135	207,272

	Shares	Value
United States (continued)
EOG Resources, Inc.	2,978	$ 531,275
Equity Residential - REIT	8,289	434,012
Express Scripts Holding Co. (L)	12,323	770,434
Fastenal Co. (A)	14,566	725,387
FedEx Corp.	3,606	472,386
Fidelity National Information Services, Inc.	1,514	73,807
FMC Corp. - Class A	11,431	831,720
Ford Motor Co.	53,000	906,830
Freeport-McMoRan Copper & Gold, Inc.	21,099	775,599
Freescale Semiconductor, Ltd. (A) (L)	40,731	628,887
General Dynamics Corp.	670	58,042
General Electric Co.	104,837	2,740,439
General Mills, Inc.	5,490	276,806
General Motors Co. (L)	23,317	861,563
Gilead Sciences, Inc. (L)	12,995	922,515
Goldcorp, Inc.	42,613	1,083,649
Goldman Sachs Group, Inc.	4,126	663,708
Google, Inc. - Class A (L)	3,369	3,472,024
HCA Holdings, Inc.	16,391	772,672
HealthSouth Corp. (A)	7,254	254,688
Helmerich & Payne, Inc. (A)	860	66,693
Hillshire Brands Co. (A)	13,099	430,040
Humana, Inc. - Class A	7,689	708,541
International Game Technology	4,714	88,623
International Paper Co.	1,558	69,502
Intuit, Inc.	754	53,843
Intuitive Surgical, Inc. (L)	339	125,938
Johnson Controls, Inc.	9,544	440,456
JPMorgan Chase & Co.	42,971	2,214,725
KBR, Inc. (A)	5,442	187,967
Kimberly-Clark Corp. (A)	4,332	467,856
KLA-Tencor Corp.	825	54,120
Kroger Co.	1,601	68,587
L-3 Communications Holdings, Inc. (A)	658	66,096
Lear Corp.	1,045	80,873
Liberty Media Corp. - Class A (L)	4,426	676,780
Lincoln National Corp.	2,093	95,043
Macy’s, Inc.	1,213	55,931
Manchester United PLC - Class A (L)	10,926	178,094
Marathon Oil Corp.	41,719	1,471,012
Marathon Petroleum Corp. (M)	23,703	1,698,557
Marsh & McLennan Cos., Inc.	827	37,877
Mastercard, Inc. - Class A	3,021	2,166,359
Mattel, Inc.	9,093	403,456
McDonald’s Corp.	9,497	916,650
McKesson Corp.	5,154	805,776
Mead Johnson Nutrition Co. - Class A	8,525	696,151
Medtronic, Inc.	8,654	496,740
Merck & Co., Inc.	13,975	630,133
MetLife, Inc.	12,095	572,214
Mettler-Toledo International, Inc. (L)	1,069	264,535
Microsoft Corp.	36,821	1,301,622
Monsanto Co.	5,648	592,362
Morgan Stanley	9,230	265,178
Motorola Solutions, Inc.	993	62,082
Murphy Oil Corp.	801	48,316
National Oilwell Varco, Inc.	12,435	1,009,473
NextEra Energy, Inc.	12,624	1,069,884
Northern Trust Corp.	4,145	233,861

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Shares	Value
United States (continued)
Northrop Grumman Corp.	743	$ 79,880
Occidental Petroleum Corp.	8,874	852,614
Oracle Corp.	74,369	2,491,361
PACCAR, Inc.	5,811	323,092
Parker Hannifin Corp.	539	62,912
PerkinElmer, Inc.	7,054	268,334
Perrigo Co.	2,356	324,869
Pfizer, Inc.	84,306	2,586,508
Phillips 66	13,855	892,678
PPG Industries, Inc.	518	94,576
PPL Corp.	19,461	596,090
Praxair, Inc.	1,681	209,638
Precision Castparts Corp.	2,897	734,245
Procter & Gamble Co.	26,158	2,112,258
Progressive Corp.	10,978	285,099
Prudential Financial, Inc.	5,397	439,262
PulteGroup, Inc. (M)	16,461	290,537
QEP Resources, Inc.	7,800	257,868
QUALCOMM, Inc.	25,362	1,761,898
Raytheon Co.	918	75,616
Red Hat, Inc. (L)	9,531	412,406
Reinsurance Group of America, Inc. - Class A	701	49,897
RenaissanceRe Holdings, Ltd. (A)	1,775	166,335
RHJ International - 144A	17,100	89,529
Rockwell Automation, Inc. - Class B (A)	8,861	978,343
Ross Stores, Inc.	679	52,521
Schlumberger, Ltd.	13,449	1,260,440
Sealed Air Corp. - Class A	13,577	409,754
Sempra Energy	3,340	304,408
Simon Property Group, Inc. - REIT	2,737	423,003
SINA Corp. (L)	1,394	116,483
SM Energy Co. (M)	3,284	290,995
Southern Copper Corp. (A)	5,311	148,442
St. Joe Co. (A) (L)	56,287	1,050,878
Stanley Black & Decker, Inc.	8,512	673,214
State Street Corp.	9,046	633,853
Stryker Corp.	785	57,980
Suncor Energy, Inc.	1,462	53,144
Symantec Corp.	1,935	44,002
TE Connectivity, Ltd.	1,367	70,387
Tenet Healthcare Corp. (L)	6,312	297,863
Textron, Inc.	6,305	181,521
Thermo Fisher Scientific, Inc.	7,772	759,946
TIBCO Software, Inc. (L)	24,692	606,436
Time Warner Cable, Inc.	577	69,327
Torchmark Corp. (A)	903	65,793
Travelers Cos., Inc. (M)	7,953	686,344
TRW Automotive Holdings Corp. (L)	5,860	440,145
U.S. Bancorp - Class A	14,439	539,441
Unilever NV (A)	2,366	93,978
Union Pacific Corp.	8,791	1,330,957
United Continental Holdings, Inc. (L)	34,024	1,155,115
United Parcel Service, Inc. - Class B	5,703	560,263
United Technologies Corp.	16,321	1,734,106
UnitedHealth Group, Inc.	15,148	1,034,002
Universal Health Services, Inc. - Class B	13,062	1,052,275
Unum Group	1,975	62,687
Valeant Pharmaceuticals International, Inc. (L)	1,576	166,615
Valero Energy Corp.	1,769	72,830

	Shares	Value
United States (continued)
Valmont Industries, Inc. (A)	389	$ 54,655
Veeva Systems, Inc. - Class A (L)	4,422	172,060
Verizon Communications, Inc.	7,316	369,531
Vertex Pharmaceuticals, Inc. (L)	3,610	257,537
Visa, Inc. - Class A (A)	11,803	2,321,296
VMware, Inc. - Class A (A) (L)	5,288	429,809
Wal-Mart Stores, Inc.	13,123	1,007,190
Walt Disney Co. - Class A	2,741	188,005
Waters Corp. (A) (L)	3,860	389,551
WellPoint, Inc.	725	61,480
Wells Fargo & Co.	50,156	2,141,160
Western Digital Corp.	1,218	84,809
Whiting Petroleum Corp. (L) (M)	6,800	454,852
Williams-Sonoma, Inc. - Class A (A) (M)	3,574	187,421
Wyndham Worldwide Corp.	862	57,237
XL Group PLC - Class A (M)	19,536	597,216

Total Common Stocks (cost $178,993,261)		225,415,526

RIGHT - 0.0% (E)
Spain - 0.0% (E)
Banco Santander SA (L)	48,302	10,296

Total Right (cost $9,979)		10,296

WARRANT - 0.0% (E)
Australia - 0.0% (E)
TFS Corp., Ltd., Class A (H) Expiration: 07/15/2018 Exercise Price: AUD 1.28	190,550	52,807

Total Warrant (cost $0)		52,807

INVESTMENT COMPANIES - 1.3%
United States - 1.3%
ETFS Physical Palladium Shares (L)	2,773	199,517
ETFS Platinum Trust (L)	2,316	328,038
Market Vectors Gold Miners ETF	31,205	783,558
SPDR Gold Shares (A) (L)	27,819	3,553,599

Total Investment Companies (cost $4,327,772)		4,864,712

	Contracts	Value
PURCHASED OPTIONS - 0.4% (N) (O)
Call Options - 0.3%
Anadarko Petroleum Corp. Strike Price $97.50 Expires 02/22/2014	59	25,665
Barrick Gold Corp. (H) Strike Price $80.00 Expires 01/18/2014	960	960
Chicago Board Options Exchange Volatility Index Index Value $17.00 Expires 11/20/2013	79	3,160
Freeport-McMoRan Copper & Gold, Inc. Strike Price $34.00 Expires 02/22/2014	122	45,994
Goldcorp, Inc. (H) Strike Price $80.00 Expires 01/18/2014	600	1,200

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Contracts	Value
Call Options (continued)
MetLife, Inc. Strike Price $50.00 Expires 01/17/2015	35	$ 14,000
Newmont Mining Corp. (H) Strike Price $90.00 Expires 01/18/2014	768	768
OTC - Activision Blizzard, Inc. Strike Price $20.00 Expires 01/17/2014 Counterparty: GSC	24,110	2,584
OTC - Agnico-Eagle Mines, Ltd. Strike Price $85.00 Expires 01/17/2014 Counterparty: DUB	17,848	339
OTC - Alcoa, Inc. Strike Price $15.00 Expires 01/17/2014 Counterparty: GSC	43,553	615
OTC - AngloGold Ashanti, Ltd. Strike Price $65.00 Expires 01/17/2014 Counterparty: DUB	21,165	0
OTC - Apple, Inc. Strike Price $410.00 Expires 02/21/2014 Counterparty: GSC	3,129	352,674
OTC - AutoZone, Inc. Strike Price $550.00 Expires 01/17/2014 Counterparty: GSC	1,828	268
OTC - Boston Scientific Corp. Strike Price $10.00 Expires 01/17/2014 Counterparty: GSC	29,666	53,762
OTC - Broadcom Corp. Strike Price $55.00 Expires 01/17/2014 Counterparty: GSC	23,332	221
OTC - Caterpillar, Inc. Strike Price $135.00 Expires 01/17/2014 Counterparty: GSC	25,276	481
OTC - Coeur d’Alene Mines Corp. Strike Price $40.00 Expires 01/17/2014 Counterparty: DUB	8,468	0
OTC - Corning, Inc. Strike Price $20.00 Expires 01/17/2014 Counterparty: GSC	39,376	4,032
OTC - Eldorado Gold Corp. Strike Price $25.00 Expires 01/17/2014 Counterparty: DUB	25,129	0
OTC - EMC Corp. Strike Price $40.00 Expires 01/17/2014 Counterparty: GSC	68,052	320

	Contracts	Value
Call Options (continued)
OTC - Endeavour Silver Corp. Strike Price $20.00 Expires 01/17/2014 Counterparty: DUB	6,729	$ 0
OTC - First Majestic Silver Corp. Strike Price $35.00 Expires 01/17/2014 Counterparty: DUB	4,252	0
OTC - Freeport-McMoRan Copper & Gold, Inc. Strike Price $64.00 Expires 01/17/2014 Counterparty: GSC	52,497	711
OTC - General Electric Co. Strike Price $35.00 Expires 01/17/2014 Counterparty: GSC	97,217	921
OTC - Gold Fields, Ltd. Strike Price $22.00 Expires 01/17/2014 Counterparty: DUB	51,951	0
OTC - Halliburton Co. Strike Price $55.00 Expires 01/17/2014 Counterparty: GSC	9,864	13,142
OTC - Harmony Gold Mining Co., Ltd. Strike Price $15.00 Expires 01/17/2014 Counterparty: DUB	13,250	0
OTC - Hewlett-Packard Co. Strike Price $30.00 Expires 01/17/2014 Counterparty: GSC	78,955	13,047
OTC - Humana, Inc. Strike Price $105.00 Expires 01/17/2014 Counterparty: GSC	7,777	3,793
OTC - IAMGOLD Corp. Strike Price $30.00 Expires 01/17/2014 Counterparty: DUB	22,349	0
OTC - Intel Corp. Strike Price $40.00 Expires 01/17/2014 Counterparty: GSC	97,217	458
OTC - International Business Machines Corp. Strike Price $295.00 Expires 01/17/2014 Counterparty: GSC	10,111	133
OTC - JC Penney Co., Inc. Strike Price $55.00 Expires 01/17/2014 Counterparty: GSC	27,221	0
OTC - Kinross Gold Corp. Strike Price $20.00 Expires 01/17/2014 Counterparty: DUB	96,206	0

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Contracts	Value
Call Options (continued)
OTC - Marvell Technology Group Ltd. Strike Price $20.00 Expires 01/17/2014 Counterparty: GSC	56,386	$ 1
OTC - Mastercard, Inc. Strike Price $660.00 Expires 01/17/2014 Counterparty: GSC	1,179	81,428
OTC - McDonald’s Corp. Strike Price $135.00 Expires 01/17/2014 Counterparty: GSC	17,499	335
OTC - Monster Beverage Corp. Strike Price $105.00 Expires 01/17/2014 Counterparty: GSC	13,610	645
OTC - NetApp, Inc. Strike Price $60.00 Expires 01/17/2014 Counterparty: GSC	31,887	599
OTC - New Gold, Inc. Strike Price $22.00 Expires 01/17/2014 Counterparty: DUB	14,254	0
OTC - Novagold Resources, Inc. Strike Price $12.00 Expires 01/17/2014 Counterparty: DUB	13,172	0
OTC - Pan American Silver Corp. Strike Price $50.00 Expires 01/17/2014 Counterparty: DUB	24,034	0
OTC - QUALCOMM, Inc. Strike Price $95.00 Expires 01/17/2014 Counterparty: GSC	38,887	528
OTC - Randgold Resources, Ltd. Strike Price $165.00 Expires 01/17/2014 Counterparty: DUB	3,244	76
OTC - Royal Gold, Inc. Strike Price $125.00 Expires 01/17/2014 Counterparty: DUB	3,197	76
OTC - Seabridge Gold, Inc. Strike Price $30.00 Expires 01/17/2014 Counterparty: DUB	2,105	0
OTC - Silver Standard Resources, Inc. Strike Price $30.00 Expires 01/17/2014 Counterparty: DUB	5,883	0
OTC - Silver Wheaton Corp. Strike Price $55.00 Expires 01/17/2014 Counterparty: DUB	24,136	347

	Contracts	Value
Call Options (continued)
OTC - Silvercorp Metals, Inc. Strike Price $15.00 Expires 01/17/2014 Counterparty: DUB	13,725	$ 0
OTC - Staples, Inc. Strike Price $20.00 Expires 01/17/2014 Counterparty: GSC	70,914	5,196
OTC - Starwood Hotels & Resorts Worldwide, Inc. Strike Price $85.00 Expires 01/17/2014 Counterparty: GSC	5,833	785
OTC - Stillwater Mining Co. Strike Price $25.00 Expires 01/17/2014 Counterparty: DUB	15,393	372
OTC - Takeda Pharmaceutical Co. Ltd. Strike Price JPY 4,906.34 Expires 10/09/2014 Counterparty: GSC	4,599	9,358
OTC - TOPIX Index Index Value JPY 1,143.74 Expires 07/11/2014 Counterparty: GSC	88,600	81,279
OTC - TOPIX Index Index Value $1,153.54 Expires 06/13/2014 Counterparty: ETFC	803	78,807
OTC - TOPIX Index Index Value JPY 1,157.50 Expires 04/11/2014 Counterparty: UBS	117,747	85,678
OTC - TOPIX Index Index Value $1,164.04 Expires 05/09/2014 Counterparty: JPM	994	86,667
OTC - TOPIX Index Index Value JPY 1,218.10 Expires 12/13/2013 Counterparty: GSC	85,366	18,631
OTC - TOPIX Index Index Value JPY 1,246.74 Expires 09/12/2014 Counterparty: CITI	108,001	56,223
OTC - TOPIX Index Index Value JPY 1,271.41 Expires 03/14/2014 Counterparty: BNP	109,132	24,131
OTC - United Technologies Corp. Strike Price $120.00 Expires 01/17/2014 Counterparty: GSC	14,777	1,841
OTC - UnitedHealth Group, Inc. Strike Price $85.00 Expires 01/17/2014 Counterparty: GSC	19,443	1,211

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Contracts	Value
Call Options (continued)
OTC - Visa, Inc. Strike Price $190.00 Expires 01/17/2014 Counterparty: GSC	4,687	$ 56,225
OTC - Western Union Co. Strike Price $25.00 Expires 01/17/2014 Counterparty: GSC	13,610	323
OTC - Yama Gold, Inc. Strike Price $30.00 Expires 01/17/2014 Counterparty: DUB	57,770	537
OTC - Yum! Brands, Inc. Strike Price $100.00 Expires 01/17/2014 Counterparty: GSC	13,610	245
Prudential Financial, Inc. Strike Price $82.50 Expires 01/17/2015	23	19,607
Put Options - 0.1%
OTC - Korea Composite Stock Price Index Index Value $243.53 Expires 12/12/2013 Counterparty: CITI	22	396
OTC - MSCI Emerging Markets Index Index Value $889.49 Expires 11/15/2013 Counterparty: GSC	1,419	426
OTC - MSCI Emerging Markets Index Index Value $929.05 Expires 12/20/2013 Counterparty: JPM	1,169	6,409
OTC - S&P 500 Index Index Value $1,670.00 Expires 11/15/2013 Counterparty: CSFB	1,234	2,067
OTC - S&P 500 Index Index Value $1,680.00 Expires 11/15/2013 Counterparty: CSFB	2,344	4,747
S&P 500 Index Index Value $1,630.00 Expires 11/16/2013	8	800
S&P 500 Index Index Value $1,675.00 Expires 11/16/2013	21	3,780
S&P 500 Index Index Value $1,685.00 Expires 11/16/2013	50	11,600
S&P 500 Index Index Value $1,720.00 Expires 01/18/2014	31	82,150
S&P 500 Index Index Value $1,740.00 Expires 01/18/2014	10	32,550

	Contracts	Value
Put Options (continued)
Suncor Energy, Inc. Strike Price $36.00 Expires 11/16/2013	78	$ 3,120

Total Purchased Options (cost $2,367,016)		1,298,444

	Notional Amount	Value
PURCHASED FOREIGN EXCHANGE OPTIONS - 0.0% (E) (N) (O)
Put Options - 0.0% (E)
OTC - USD vs. JPY Exercise Price $96.70 Expires 12/20/2013 Counterparty: CSFB	$ 3,551,000	22,755
OTC - USD vs. JPY Exercise Price $96.75 Expires 12/26/2013 Counterparty: DUB	1,776,000	12,970

Total Purchased Foreign Exchange Options (cost $83,332)		35,725

PURCHASED SWAPTION - 0.0% (E) (N) (O)
Put Option - 0.0% (E)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 1.07%, European Style Expires 04/04/2018 Counterparty: RBS	JPY 78,804,000	13,926

Total Purchased Swaption (cost $16,518)		13,926

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (K)	20,672,738	20,672,738

Total Securities Lending Collateral (cost $20,672,738)		20,672,738

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
State Street Bank & Trust Co. 0.01% (K), dated 10/31/2013, to be repurchased at $530,849 on 11/01/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $542,475.	$ 530,849	530,849

Total Repurchase Agreement (cost $530,849)		530,849

Total Investment Securities (cost $335,196,338) (P)		380,825,411
Other Assets and Liabilities - Net - (3.4%)		(12,512,162)

Net Assets - 100.0%		$ 368,313,249

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

	Contracts	Value
WRITTEN OPTIONS - (0.1%) (N) (O)
Call Options - (0.1%)
ACE, Ltd. Strike Price $92.50 Expires 02/22/2014	8	$ (4,040)
Marathon Petroleum Corp. Strike Price $77.50 Expires 01/18/2014	39	(6,825)
OTC - Apple, Inc. Strike Price $480.00 Expires 02/21/2014 Counterparty: DUB	3,129	(165,039)
OTC - Halliburton Co. Strike Price $55.00 Expires 01/17/2014 Counterparty: DUB	9,864	(13,006)
PulteGroup, Inc. Strike Price $19.00 Expires 01/18/2014	78	(5,772)
S&P 500 Index Index Value $1,800.00 Expires 01/18/2014	21	(40,320)
S&P 500 Index Index Value $1,825.00 Expires 01/18/2014	20	(23,000)
SM Energy Co. Strike Price $70.00 Expires 11/16/2013	20	(38,200)
Travelers Cos., Inc. Strike Price $82.50 Expires 01/18/2014	9	(4,365)
Whiting Petroleum Corp. Strike Price $52.50 Expires 12/21/2013	29	(42,630)
Whiting Petroleum Corp. Strike Price $62.50 Expires 12/21/2013	39	(22,464)
Williams-Sonoma, Inc. Strike Price $52.50 Expires 01/18/2014	20	(4,900)
Williams-Sonoma, Inc. Strike Price $55.00 Expires 01/18/2014	14	(1,890)
XL Group PLC Strike Price $32.00 Expires 04/19/2014	23	(2,312)

	Contracts	Value
Put Options - (0.0%) (E)
Chicago Board Options Exchange Volatility Index Index Value $14.00 Expires 11/20/2013	79	$ (3,950)
Dresser-Rand Group, Inc. Strike Price $60.00 Expires 03/22/2014	40	(14,800)
Marathon Petroleum Corp. Strike Price $62.50 Expires 04/19/2014	59	(12,390)
Marathon Petroleum Corp. Strike Price $65.00 Expires 04/19/2014	59	(18,290)
OTC - MSCI Emerging Markets Index Index Value $798.26 Expires 11/15/2013 Counterparty: GSC	1,419	(128)
OTC - MSCI Emerging Markets Index Index Value $833.76 Expires 12/20/2013 Counterparty: JPM	1,169	(1,709)
OTC - TOPIX Index Index Value JPY 1,078.91 Expires 12/13/2013 Counterparty: CITI	108,001	(1,711)
OTC - TOPIX Index Index Value JPY 1,089.26 Expires 12/13/2013 Counterparty: GSC	85,366	(4,219)
OTC - TOPIX Index Index Value JPY 1,112.48 Expires 03/14/2014 Counterparty: BNP	109,132	(23,702)
Phillips 66 Strike Price $57.50 Expires 05/17/2014	78	(22,620)
PulteGroup, Inc. Strike Price $15.00 Expires 01/18/2014	78	(2,340)
S&P 500 Index Index Value $1,600.00 Expires 01/18/2014	41	(35,465)

Total Written Options (premiums $(585,276))		$ (516,087)

CENTRALLY CLEARED SWAP AGREEMENTS: (Q)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION: (R)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (S)	Market Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American High Yield Index - Series 21	5.00%	12/20/2018	$2,117,000	$(151,196)	$(145,433)	$(5,763)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (U)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (S)	Market Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 21	1.00%	12/20/2018	$520,000	$7,483	$4,984	$2,499

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.46%	09/28/2016	$375,000	$1,092	$4	$1,088
3-Month USD-LIBOR	1.78	09/27/2016	212,000	1,304	2	1,302

				$2,396	$6	$2,390

OVER THE COUNTER SWAP AGREEMENTS: (N) (O)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.00%	09/28/2016	GSC	$7,823,000	$(11,595)	$0	$(11,595)
3-Month USD-LIBOR	1.01	09/27/2016	DUB	1,632,271	(2,181)	0	(2,181)
3-Month USD-LIBOR	1.19	09/17/2018	JPM	792,000	(7,015)	0	(7,015)

					$(20,791)	$0	$(20,791)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	0.50%	09/17/2015	JPM	$1,932,100	$(3,906)	$0	$(3,906)

TOTAL RETURN SWAP AGREEMENTS - RECEIVABLE: (V)
Reference Entity	Fixed Rate	Termination Date	Counterparty		Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Hana Financial Group	0.00%	04/23/2015	GSC		$3,890	$(413)	$0	$(413)
KOSPI 200 Index Futures	0.00	12/12/2013	CITI	KRW	3,000,000	9,099	0	9,099
KOSPI 200 Index Futures	0.00	12/12/2013	CITI		3,000,000	13,713	0	13,713
SGX Nikkei Stock Average Dividend Point Index Futures	1.00	03/31/2016	BNP	JPY	60,000	1,953	0	1,953
SGX Nikkei Stock Average Dividend Point Index Futures	1.00	03/31/2016	BNP		60,000	(793)	0	(793)
SGX Nikkei Stock Average Dividend Point Index Futures	1.00	03/31/2017	BNP		60,000	4,942	0	4,942
SGX Nikkei Stock Average Dividend Point Index Futures	1.00	03/31/2017	BNP		60,000	1,892	0	1,892

						$30,393	$0	$30,393

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
EURO STOXX 50 Index	Short	(53)	12/20/2013	$(40,500)
MSCI Emerging Markets Mini Index Fund	Short	(74)	12/20/2013	(9,976)
Nikkei 225 Index	Long	4	12/12/2013	(1,477)
S&P 500 E-Mini Index	Short	(5)	12/20/2013	(8,189)

				$(60,142)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS: (N) (O)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	MSC	(727,000)	11/22/2013	$(684,819)	$(1,318)
BRL	MSC	(835,835)	12/05/2013	(379,666)	9,672
BRL	DUB	(2,202,480)	12/13/2013	(1,003,865)	30,664
CAD	CSFB	528,400	11/07/2013	511,907	(5,213)
EUR	DUB	405,000	11/01/2013	557,677	(7,787)
EUR	DUB	(405,000)	11/01/2013	(538,755)	(11,134)
EUR	BNP	(185,374)	11/14/2013	(250,853)	(846)
EUR	BBH	113,000	11/18/2013	153,920	(488)
EUR	GSC	(258,000)	11/21/2013	(350,621)	305
EUR	BCLY	(515,000)	12/06/2013	(694,746)	(4,544)
EUR	MSC	(645,000)	12/12/2013	(889,623)	13,809
EUR	CSFB	(404,000)	12/19/2013	(555,145)	6,570
EUR	DUB	(269,000)	12/19/2013	(369,663)	4,399
EUR	UBS	(673,000)	12/19/2013	(925,187)	11,348
GBP	DUB	(886,300)	11/22/2013	(1,412,762)	(8,096)
JPY	MSC	161,015,822	11/01/2013	1,640,340	(2,828)
JPY	MSC	(161,015,822)	11/01/2013	(1,621,199)	(16,314)
JPY	UBS	112,429,100	11/01/2013	1,144,783	(1,391)
JPY	UBS	(112,429,100)	11/01/2013	(1,131,077)	(12,314)
JPY	BNP	(75,975,312)	11/06/2013	(766,212)	(6,467)
JPY	CSFB	(76,462,000)	11/06/2013	(770,165)	(7,464)
JPY	MSC	(30,959,843)	11/06/2013	(317,967)	3,102
JPY	MSC	(72,353,000)	11/06/2013	(729,372)	(6,467)
JPY	CSFB	(73,689,750)	11/07/2013	(744,717)	(4,721)
JPY	GSC	(78,526,495)	11/07/2013	(795,769)	(2,860)
JPY	CSFB	(80,000,000)	11/12/2013	(810,537)	(3,098)
JPY	BOA	(80,024,409)	11/14/2013	(816,409)	2,518
JPY	GSC	(79,243,290)	11/14/2013	(808,020)	2,073
JPY	MSC	(87,412,595)	11/14/2013	(891,774)	2,742
JPY	BCLY	(65,579,476)	11/21/2013	(677,145)	10,144
JPY	BNP	(103,227,648)	11/21/2013	(1,060,078)	10,162
JPY	CSFB	(42,809,292)	12/05/2013	(434,502)	(947)
JPY	UBS	(54,108,912)	12/12/2013	(556,333)	5,908
JPY	GSC	(107,585,311)	12/13/2013	(1,105,849)	11,424
JPY	BOA	(83,508,003)	12/19/2013	(851,459)	1,913
JPY	BNP	(40,000,000)	12/20/2013	(399,202)	(7,731)
JPY	MSC	(161,015,822)	12/20/2013	(1,640,725)	2,658
JPY	UBS	(40,000,000)	01/15/2014	(409,417)	2,409
JPY	DUB	(100,000,000)	02/10/2014	(1,015,228)	(2,449)
MXN	CSFB	(4,768,000)	11/21/2013	(363,476)	(1,358)
MXN	MSC	(4,772,000)	12/19/2013	(373,308)	9,012
MXN	CSFB	(3,978,400)	12/26/2013	(310,934)	7,400
MXN	UBS	(4,760,420)	01/09/2014	(370,983)	8,151
MXN	UBS	(5,299,000)	02/06/2014	(389,055)	(14,006)

					$26,542

FORWARD FOREIGN CROSS CURRENCY CONTRACTS: (N) (O)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	BCLY	609,000	12/13/2013	$839,354	$(12,422)
JPY	BCLY	(81,688,215)	12/13/2013	(839,354)	8,370

					$(4,052)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Foreign Government Obligations	5.9%	$22,317,914
Oil, Gas & Consumable Fuels	5.8	21,958,982
Commercial Banks	4.9	18,604,759
U.S. Government Obligations	4.3	16,458,446
Pharmaceuticals	3.6	13,830,837
Health Care Providers & Services	3.0	11,390,722
Automobiles	2.8	10,558,452
Diversified Financial Services	2.7	10,481,886
Insurance	2.6	9,725,684
Capital Markets	2.3	8,932,336
Chemicals	2.3	8,846,493
Software	2.2	8,375,476
Metals & Mining	2.0	7,529,498
Media	2.0	7,466,997
Diversified Telecommunication Services	1.8	6,837,686
Industrial Conglomerates	1.7	6,620,777
Aerospace & Defense	1.7	6,320,461
IT Services	1.6	5,947,633
Food Products	1.5	5,710,881
Biotechnology	1.3	5,055,505
Real Estate Management & Development	1.2	4,469,386
Energy Equipment & Services	1.1	4,309,490
Beverages	1.1	4,224,413
Internet Software & Services	1.1	4,132,263
Wireless Telecommunication Services	1.1	4,061,946
Auto Components	1.0	3,958,784
Machinery	1.0	3,859,151
Electric Utilities	1.0	3,678,917
Household Products	0.9	3,495,034
Semiconductors & Semiconductor Equipment	0.9	3,433,417
Health Care Equipment & Supplies	0.8	3,249,502
Road & Rail	0.8	3,019,853
Trading Companies & Distributors	0.7	2,805,452
Real Estate Investment Trusts	0.7	2,739,054
Computers & Peripherals	0.7	2,621,859
Electrical Equipment	0.7	2,616,232
Consumer Finance	0.7	2,525,389
Hotels, Restaurants & Leisure	0.7	2,491,958
Food & Staples Retailing	0.6	2,379,050
Life Sciences Tools & Services	0.6	2,314,125
Multi-Utilities	0.6	2,309,844
Communications Equipment	0.6	2,289,366
Electronic Equipment & Instruments	0.6	2,157,605
Airlines	0.4	1,693,941
Construction & Engineering	0.4	1,605,685
Household Durables	0.4	1,544,217
Building Products	0.3	1,330,683
Purchased Options	0.3	1,298,444
Textiles, Apparel & Luxury Goods	0.3	1,113,943
Air Freight & Logistics	0.3	1,032,649
Containers & Packaging	0.3	967,915
Specialty Retail	0.3	967,911
Independent Power Producers & Energy Traders	0.2	849,227
Personal Products	0.2	770,642
Internet & Catalog Retail	0.2	657,074
Gas Utilities	0.2	656,655
Paper & Forest Products	0.2	648,253
Mortgage-Backed Security	0.1	433,808

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities		Value
Leisure Equipment & Products	0.1%		$403,456
Office Electronics	0.1		378,794
Multiline Retail	0.1		374,532
Water Utilities	0.1		369,668
Construction Materials	0.1		333,064
Commercial Services & Supplies	0.1		284,084
Transportation Infrastructure	0.1		216,588
Diversified Consumer Services	0.0	(E)	189,830
Tobacco	0.0	(E)	188,822
Health Care Technology	0.0	(E)	172,060
U.S. Government Agency Obligations	0.0	(E)	169,232
Purchased Foreign Exchange Options	0.0	(E)	35,725
Purchased Swaption	0.0	(E)	13,926

Investment Securities, at Value	80.0		304,814,343
Short-Term Investments	20.0		76,011,068

Total Investments	100.0%		$380,825,411

VALUATION SUMMARY: (W)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$16,458,446	$—	$16,458,446
Foreign Government Obligations	—	22,317,914	—	22,317,914
Mortgage-Backed Security	—	433,808	—	433,808
Preferred Corporate Debt Securities	—	272,620	—	272,620
Corporate Debt Securities
Argentina	—	46,720	—	46,720
Australia	—	651,344	—	651,344
Austria	—	89,300	—	89,300
Brazil	—	388,075	—	388,075
Canada	—	114,564	—	114,564
Cayman Islands	—	759,987	—	759,987
Chile	—	716,263	—	716,263
Germany	—	197,500	—	197,500
Guernsey, Channel Islands	—	218,710	—	218,710
Ireland	—	292,595	—	292,595
Italy	—	294,714	—	294,714
Jersey, Channel Islands	—	617,694	—	617,694
Korea, Republic of	—	200,414	—	200,414
Luxembourg	—	406,958	—	406,958
Netherlands	—	1,084,266	—	1,084,266
Singapore	—	87,840	—	87,840
Sweden	—	210,320	—	210,320
Switzerland	—	115,951	—	115,951
United Kingdom	—	1,029,725	—	1,029,725
United States	—	6,972,121	541,159	7,513,280
Convertible Bonds
Bermuda	—	—	11,270	11,270
Cayman Islands	—	365,774	—	365,774
India	—	768,461	—	768,461
Jersey, Channel Islands	—	615,437	—	615,437
Netherlands	—	1,651,147	—	1,651,147

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY (continued): (W)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS (continued)
Investment Securities (continued)
Convertible Bonds (continued)
Singapore	$—	$1,507,908	$—	$1,507,908
United Kingdom	—	162,000	—	162,000
United States	—	3,751,109	—	3,751,109
Loan Assignments	—	3,024,270	—	3,024,270
Short-Term U.S. Government Obligations	—	50,367,829	—	50,367,829
Short-Term Foreign Government Obligations	—	4,439,652	—	4,439,652
Convertible Preferred Stocks	3,027,314	1,066,246	—	4,093,560
Preferred Stocks	2,652,963	—	—	2,652,963
Common Stocks
Australia	—	2,308,340	—	2,308,340
Austria	—	133,613	—	133,613
Belgium	—	824,590	—	824,590
Brazil	2,196,576	—	—	2,196,576
Canada	3,626,323	—	—	3,626,323
Chile	317,750	—	—	317,750
Denmark	—	194,969	—	194,969
France	727,133	10,752,854	—	11,479,987
Germany	—	7,444,007	—	7,444,007
Hong Kong	—	3,331,154	—	3,331,154
India	—	199,404	—	199,404
Indonesia	—	275,005	—	275,005
Italy	—	4,251,175	—	4,251,175
Japan	—	26,472,479	—	26,472,479
Korea, Republic of	101,602	3,586,607	—	3,688,209
Luxembourg	85,381	—	—	85,381
Malaysia	—	1,294,778	—	1,294,778
Mexico	1,042,142	—	—	1,042,142
Netherlands	740,459	2,979,406	—	3,719,865
New Zealand	—	49,784	—	49,784
Norway	—	780,290	—	780,290
Philippines	147,118	—	—	147,118
Portugal	—	197,127	—	197,127
Russian Federation	238,836	—	—	238,836
Singapore	—	1,556,700	—	1,556,700
South Africa	—	315,041	—	315,041
Spain	101,745	1,177,357	—	1,279,102
Sweden	—	866,519	—	866,519
Switzerland	—	7,127,684	—	7,127,684
Taiwan	—	631,115	—	631,115
Thailand	—	652,146	—	652,146
United Kingdom	1,788,121	13,751,026	—	15,539,147
United States	122,676,385	—	472,785	123,149,170
Right	—	10,296	—	10,296
Warrant	—	52,807	—	52,807
Investment Companies	4,864,712	—	—	4,864,712
Purchased Options	1,295,516	2,928	—	1,298,444
Purchased Foreign Exchange Options	—	35,725	—	35,725
Purchased Swaption	—	13,926	—	13,926
Securities Lending Collateral	20,672,738	—	—	20,672,738
Repurchase Agreement	—	530,849	—	530,849
Total Investment Securities	$166,302,814	$213,497,383	$1,025,214	$380,825,411

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY (continued): (W)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS (continued)
Derivative Financial Instruments
Credit Default Swap Agreements (X)	$2,499	$—	$—	$2,499
Interest Rate Swap Agreements (X)	2,390	—	—	2,390
Total Return Swap Agreements (X)	—	31,599	—	31,599
Forward Foreign Currency Contracts (X)	—	156,383	—	156,383
Forward Foreign Cross Currency Contracts (X)	—	8,370	—	8,370
Total Derivative Financial Instruments	$4,889	$196,352	$—	$201,241

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Written Options	$(516,087)	$—	$—	$(516,087)
Credit Default Swap Agreements (X)	(5,763)	—	—	(5,763)
Interest Rate Swap Agreements (X)	—	(24,697)	—	(24,697)
Total Return Swap Agreements (X)	—	(1,206)	—	(1,206)
Futures Contracts (X)	(60,142)	—	—	(60,142)
Forward Foreign Currency Contracts (X)	—	(129,841)	—	(129,841)
Forward Foreign Cross Currency Contracts (X)	—	(12,422)	—	(12,422)
Total Derivative Financial Instruments	$(581,992)	$(168,166)	$—	$(750,158)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at October 31, 2012	Purchases (Y)	Sales (Z)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (AA)	Transfers into Level 3 (AB)	Transfers out of Level 3	Ending Balance at October 31, 2013 (AC)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 (AA)
Common Stocks	$357,991	$—	$0	$—	$(206,979)	$321,773	$—	$—	$472,785	$143,256
Convertible Bonds	—	—	—	—	—	—	11,270	—	11,270	—
Corporate Debt Securities	532,979	37,521	—	(10)	—	(29,331)	—	—	541,159	(29,331)
Total	$890,970	$37,521	$0	$(10)	$(206,979)	$292,442	$11,270	$—	$1,025,214	$113,925

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $20,115,891. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $574,492.
(C)	Floating or variable rate note. Rate is listed as of October 31, 2013.
(D)	The security has a perpetual maturity. The date shown is the next call date.
(E)	Percentage rounds to less than 0.1%.
(F)	Illiquid. Total aggregate market value of illiquid securities is $4,092,418, or 1.11% of the fund’s net assets.
(G)	In default.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $2,354,282, or 0.64% of the fund’s net assets.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (continued):

(I)	Restricted security. At October 31, 2013, the fund owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Corporate Debt Securities	Delta Topco Limited	05/02/2012	$544,000	$541,159	0.15%

Common Stocks	Delta Topco Limited	05/02/2012	398,617	472,785	0.13

			$942,617	$1,013,944	0.28%

(J)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(K)	Rate shown reflects the yield at October 31, 2013.
(L)	Non-income producing security.
(M)	All or a portion of this security has been segregated by the custodian as collateral for open options transactions. Total value of securities segregated as collateral for open options transactions is $1,589,515.
(N)	Cash in the amount of $900,000 has been segregated by the broker with the custodian as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(O)	Cash in the amount of $8,952,421 has been segregated by the custodian as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(P)	Aggregate cost for federal income tax purposes is $338,802,021. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $54,305,443 and $12,282,016, respectively. Net unrealized appreciation for tax purposes is $42,023,427.
(Q)	Cash in the amount of $215,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.
(R)	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(T)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(U)	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(V)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(W)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(X)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(Y)	Purchases include all purchases of securities and securities received in corporate actions.
(Z)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(AA)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(AB)	Transferred into Level 3 because of unavailability of observable inputs.
(AC)	Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Allocation

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities aggregated $10,646,870, or 2.89% of the fund’s net assets.
ADR	American Depositary Receipt
BBH	Brown Brothers Harriman & Co.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CITI	Citigroup, Inc.
CPO	Ordinary Participation Certificates
CSFB	Credit Suisse First Boston
CVA	Dutch Certificate—Depositary Receipt
DUB	Deutsche Bank AG
ETF	Exchange-Traded Fund
ETFC	E*TRADE Financial Corporation
GDR	Global Depositary Receipt
GSC	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
MTN	Medium Term Note
OTC	Over the Counter
PJSC	Private Joint Stock Company
RBS	Royal Bank of Scotland Group PLC
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
RSP	Risparmio Shares
SGX	Singapore Exchange
SPDR	Standard & Poor’s Depositary Receipt
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
SGD	Singapore Dollar
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
FOREIGN GOVERNMENT OBLIGATION - 8.8%
Poland Government Bond
2.75%, 08/25/2023	PLN 28,958,250	$ 9,928,355

Total Foreign Government Obligation (cost $9,686,023)		9,928,355

	Contracts	Value
PURCHASED OPTIONS - 0.1%
Call Option - 0.1%
S&P 500 E-Mini Index Index Value $1,785.00 Expires 11/15/2013	467	68,882
Put Option - 0.0% (A)
German Euro Bund Exercise Price EUR 135.50 Expires 11/22/2013	150	2,037

Total Purchased Options (cost $345,562)		70,919

	Notional Amount	Value
PURCHASED FOREIGN EXCHANGE OPTIONS - 1.2% (B)
Call Options - 0.9%
OTC - AUD vs. JPY Exercise Price $96.50 Expires 11/07/2013 Counterparty: CITI	$ 340,900	8,139
OTC - EUR vs. CHF Exercise Price EUR 1.25 Expires 10/30/2014 Counterparty: CITI	EUR 467,000	830,459
OTC - EUR vs. CZK Exercise Price EUR 26.25 Expires 11/14/2013 Counterparty: CITI	467,000	76,434
OTC - EUR vs. CZK Exercise Price EUR 26.50 Expires 12/18/2013 Counterparty: CITI	467,000	146,136
Put Options - 0.3%
OTC - EUR vs. NOK Exercise Price EUR 8.05 Expires 11/25/2013 Counterparty: CITI	180,500	123,881
OTC - USD vs. MXN Exercise Price $ 12.85 Expires 12/10/2013 Counterparty: CITI	$ 233,500	142,769
OTC - USD vs. RUB Exercise Price $31.65 Expires 11/12/2013 Counterparty: CITI	487,000	48,574

Total Purchased Foreign Exchange Options (cost $1,950,557)		1,376,392

	Principal	Value
REPURCHASE AGREEMENT - 70.4%

State Street Bank & Trust Co.
0.01% (C), dated 10/31/2013, to be repurchased at $79,215,592 on 11/01/2013. Collateralized by U.S. Government Agency Obligations, 2.50%, due 10/20/2027 - 11/01/2027, and with a total value of $80,802,525.

	$ 79,215,571	$ 79,215,571

Total Repurchase Agreement (cost $79,215,571)		79,215,571

Total Investment Securities (cost $91,197,713) (D)		90,591,237

Other Assets and Liabilities - Net - 19.5%		21,925,762

Net Assets - 100.0%		$ 112,516,999

	Contracts	Value
WRITTEN OPTIONS - (0.0%) (A)
Call Option - (0.0%) (A)
S&P 500 E-Mini Index Index Value $1,810.00 Expires 11/15/2013	934	$ (25,685)
Put Option - (0.0%) (A)
German Euro Bund Exercise Price EUR 134.00 Expires 11/22/2013	150	(2,037)

Total Written Options (premiums $(194,762))		$ (27,722)

	Notional Amount	Value
WRITTEN FOREIGN EXCHANGE OPTIONS - (0.5%) (B)
Call Options - (0.0%) (A)
OTC - USD vs. INR Exercise Price $71.00 Expires 12/06/2013 Counterparty: CITI	$ 181,000	$ (629)
Put Options - (0.5%)
OTC - EUR vs. CHF Exercise Price EUR 1.20 Expires 10/30/2014 Counterparty: CITI	EUR 467,000	(605,176)

Total Written Foreign Exchange Options (premiums $(1,054,281))		$ (605,805)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

OVER THE COUNTER SWAP AGREEMENTS: (B)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty		Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month NZD BBR FRA	3.95%	10/05/2015	CITI	NZD	131,670,000	$96,300	$0	$96,300
3-Month ZAR JIBAR SAFEX	6.50	09/23/2015	CITI	ZAR	389,880,000	100,744	0	100,744
BRL-CDI	7.83	01/02/2014	CITI	BRL	162,667,063	(326,150)	0	(326,150)
BRL-CDI	9.07	01/02/2014	CITI		85,335,624	46,875	0	46,875
BRL-CDI	9.43	07/01/2014	CITI		44,352,616	(67,631)	0	(67,631)
BRL-CDI	9.59	07/01/2014	CITI		136,426,878	(2,510)	0	(2,510)
BRL-CDI	9.97	07/01/2014	CITI		230,621,890	(33,262)	0	(33,262)
MXN TIIE Banxico	6.54	01/10/2024	CITI	MXN	55,448,800	(52,064)	0	(52,064)
MXN TIIE Banxico	6.63	12/15/2023	CITI		59,598,000	(10,016)	0	(10,016)
MXN TIIE Banxico	6.63	12/18/2023	CITI		59,598,000	(11,554)	0	(11,554)

						$(259,268)	$0	$(259,268)

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Short	(202)	12/19/2013	$(517,980)
90-Day Eurodollar	Short	(119)	12/14/2015	(147,635)
90-Day Eurodollar	Short	(434)	06/13/2016	(809,764)
90-Day Eurodollar	Long	868	12/19/2016	1,725,696
90-Day Eurodollar	Short	(434)	06/19/2017	(856,489)
BIST 30 Index	Short	(964)	12/31/2013	150,252
German Euro Bund	Short	(36)	12/06/2013	(251,686)
Mexican Bolsa Index	Long	146	12/20/2013	(27,892)
Nikkei 225 Index	Long	25	12/12/2013	(22,592)
S&P 500 E-Mini Index	Long	44	12/20/2013	(30,411)
SGX CNX Nifty Index	Short	(377)	11/28/2013	(60,506)
WIG20 Index	Long	620	12/20/2013	209,759

				$(639,248)

FORWARD FOREIGN CURRENCY CONTRACTS: (B)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	BCLY	7,220,000	12/18/2013	$6,727,377	$74,362
AUD	BCLY	3,610,000	12/18/2013	3,363,046	37,823
AUD	BCLY	7,220,000	12/18/2013	6,793,356	8,383
AUD	BCLY	7,220,000	12/18/2013	6,794,511	7,227
AUD	BCLY	(35,233,600)	12/18/2013	(32,408,958)	(783,526)
AUD	BCLY	(7,220,000)	12/18/2013	(6,692,146)	(109,593)
AUD	BCLY	(3,610,000)	12/18/2013	(3,362,672)	(38,198)
AUD	BCLY	(4,870,000)	12/18/2013	(4,690,657)	102,781
AUD	SG	14,440,000	12/18/2013	13,381,548	221,929
BRL	BCLY	10,677,475	12/18/2013	4,870,000	(157,298)
BRL	BCLY	16,100,220	12/18/2013	7,305,000	(198,869)
BRL	BNP	(10,689,163)	12/18/2013	(4,870,000)	152,139
CHF	BCLY	6,250,351	12/18/2013	6,930,000	(38,567)
CHF	BCLY	6,251,986	12/18/2013	6,930,000	(36,764)
CHF	BCLY	6,239,403	12/18/2013	6,930,000	(50,638)
CHF	BCLY	6,244,944	12/18/2013	6,930,000	(44,528)
CHF	BCLY	4,395,737	12/18/2013	4,870,000	(23,403)
CHF	BCLY	4,454,542	12/18/2013	4,870,000	41,433
CHF	BCLY	6,574,927	12/18/2013	7,220,000	29,300

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (B)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
CHF	BCLY	(4,457,589)	12/18/2013	$(4,870,000)	$(44,793)
CHF	BCLY	(4,458,174)	12/18/2013	(4,870,000)	(45,437)
CHF	BCLY	(4,421,043)	12/18/2013	(4,870,000)	(4,498)
CHF	BCLY	(4,428,752)	12/18/2013	(4,870,000)	(12,998)
CHF	CITI	(2,356,698)	12/18/2013	(2,527,000)	(71,418)
CHF	CITI	(6,569,738)	12/18/2013	(7,220,000)	(23,579)
CHF	NEG	(13,562,699)	12/18/2013	(14,750,000)	(203,790)
CHF	SAXO	4,458,534	12/18/2013	4,870,000	45,834
COP	JEF	9,228,650,000	12/18/2013	4,870,000	(13,583)
COP	JEF	9,233,520,000	12/18/2013	4,870,000	(11,020)
CZK	BCLY	(329,445,524)	12/18/2013	(16,967,000)	(374,794)
CZK	JPM	(68,906,597)	12/18/2013	(3,610,000)	(17,198)
EGP	SG	(41,250,000)	01/08/2014	(5,000,000)	(860,543)
EGP	BCLY	(7,743,600)	01/13/2014	(956,000)	(142,159)
EGP	SG	(12,906,000)	07/08/2014	(1,434,000)	(280,463)
EUR	BCLY	4,870,000	12/18/2013	6,581,101	31,664
EUR	BCLY	4,870,000	12/18/2013	6,580,760	32,005
EUR	BCLY	4,870,000	12/18/2013	6,580,565	32,200
EUR	BCLY	7,305,000	12/18/2013	9,846,994	72,154
EUR	BCLY	4,870,000	12/18/2013	6,695,807	(83,042)
EUR	BCLY	7,220,000	12/18/2013	9,755,011	48,719
EUR	BCLY	3,610,000	12/18/2013	4,822,819	79,046
EUR	BCLY	(4,870,000)	12/18/2013	(6,598,068)	(14,697)
EUR	BCLY	(9,740,000)	12/18/2013	(13,262,958)	37,428
EUR	BCLY	(7,305,000)	12/18/2013	(9,971,690)	52,543
EUR	BCLY	(4,870,000)	12/18/2013	(6,662,223)	49,458
EUR	BCLY	(7,305,000)	12/18/2013	(10,008,449)	89,302
EUR	BCLY	(6,930,000)	12/18/2013	(9,400,691)	(9,260)
EUR	BCLY	(6,930,000)	12/18/2013	(9,422,964)	13,013
EUR	BCLY	(4,870,000)	12/18/2013	(6,606,944)	(5,821)
EUR	BCLY	(4,870,000)	12/18/2013	(6,595,891)	(16,874)
EUR	BCLY	(9,740,000)	12/18/2013	(13,229,258)	3,728
EUR	BNP	24,350,000	12/18/2013	33,027,809	36,016
EUR	BNP	24,350,000	12/18/2013	33,031,949	31,876
EUR	CITI	7,220,000	12/18/2013	9,764,898	38,832
EUR	CITI	7,220,000	12/18/2013	9,765,332	38,398
EUR	CITI	(2,166,000)	12/18/2013	(2,924,908)	(16,211)
EUR	CITI	(4,670,000)	12/18/2013	(6,353,515)	12,321
EUR	JPM	4,870,000	12/18/2013	6,611,468	1,297
EUR	JPM	(10,830,000)	12/18/2013	(14,634,059)	(71,535)
EUR	SG	(21,660,000)	12/18/2013	(29,296,883)	(114,306)
GBP	BCLY	(10,830,000)	12/18/2013	(17,382,367)	24,052
HUF	BCLY	(2,101,112,800)	12/18/2013	(9,740,000)	120,180
HUF	CITI	(1,234,502,495)	12/18/2013	(5,415,000)	(237,097)
HUF	JEF	(1,005,007,350)	12/18/2013	(4,670,000)	68,633
IDR	BCLY	(82,838,700,000)	11/12/2013	(7,305,000)	(29,039)
IDR	BCLY	(26,468,450,000)	11/25/2013	(2,435,000)	96,712
IDR	CITI	(15,922,708,500)	11/25/2013	(1,461,000)	54,349
IDR	CITI	(15,923,439,000)	11/25/2013	(1,461,000)	54,284
IDR	SG	(26,517,150,000)	11/25/2013	(2,435,000)	92,409
IDR	BCLY	51,603,500,000	12/04/2013	4,670,000	(118,437)
ILS	BCLY	(15,897,732)	12/18/2013	(4,504,500)	(51)
INR	SG	(347,608,800)	11/07/2013	(5,544,000)	(103,014)
INR	BCLY	182,274,360	11/15/2013	2,922,000	33,551
INR	UBS	(48,003,375)	12/18/2013	(750,000)	(22,336)
INR	UBS	(96,037,650)	12/18/2013	(1,500,000)	(45,169)
JPY	BCLY	478,959,094	12/18/2013	4,870,000	2,511

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (B)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
JPY	BCLY	1,197,518,390	12/18/2013	$12,175,000	$7,506
JPY	BCLY	478,721,438	12/18/2013	4,870,000	94
JPY	BCLY	478,780,609	12/18/2013	4,870,000	696
JPY	BCLY	476,232,040	12/18/2013	4,870,000	(25,231)
JPY	BCLY	712,050,696	12/18/2013	7,220,000	23,782
JPY	BCLY	(1,781,285,910)	12/18/2013	(18,050,000)	(71,246)
JPY	BCLY	(2,145,977,496)	12/18/2013	(21,660,000)	(171,300)
JPY	BCLY	(713,596,714)	12/18/2013	(7,220,000)	(39,509)
JPY	BNP	(706,491,295)	12/18/2013	(7,220,000)	32,775
JPY	BNP	(473,294,651)	12/18/2013	(4,870,000)	55,114
JPY	BNP	(478,877,034)	12/18/2013	(4,870,000)	(1,677)
JPY	CITI	474,348,227	12/18/2013	4,870,000	(44,396)
JPY	CITI	453,060,517	12/18/2013	4,670,000	(60,958)
JPY	CITI	661,932,417	12/18/2013	6,664,060	69,862
JPY	CITI	715,502,000	12/18/2013	7,187,002	91,890
JPY	CITI	(460,196,978)	12/18/2013	(4,670,000)	(11,642)
JPY	SAXO	(1,428,722,480)	12/18/2013	(14,440,000)	(94,574)
JPY	SG	2,152,700,760	12/18/2013	21,660,000	239,697
JPY	SG	(671,953,590)	12/18/2013	(6,930,000)	94,131
KRW	NEG	(2,591,935,750)	11/12/2013	(2,435,000)	(6,330)
KRW	UBS	2,714,154,906	11/12/2013	2,532,400	24,048
KRW	BCLY	4,964,210,000	12/02/2013	4,670,000	(1,127)
MXN	BCLY	6,050,597	11/04/2013	467,000	(3,402)
MXN	BCLY	12,098,223	11/04/2013	934,000	(7,032)
MXN	BCLY	30,246,002	11/04/2013	2,335,000	(17,546)
MXN	CITI	30,245,629	11/04/2013	2,335,000	(17,574)
MXN	CITI	30,251,466	11/04/2013	2,335,000	(17,127)
MXN	UBS	(108,849,294)	11/04/2013	(8,406,000)	65,946
MXN	BCLY	64,309,811	12/18/2013	4,870,000	39,847
MXN	BCLY	10,991,590	12/18/2013	847,059	(7,886)
MXN	BCLY	60,810,405	12/18/2013	4,670,000	(27,322)
MXN	BCLY	(63,487,755)	12/18/2013	(4,870,000)	22,915
MXN	BCLY	(63,558,029)	12/18/2013	(4,870,000)	17,549
MXN	BNP	142,471,271	12/18/2013	10,830,000	47,222
MXN	BNP	38,283,357	12/18/2013	2,888,000	34,811
MXN	BOA	50,341,438	12/18/2013	3,811,500	31,906
MXN	CITI	12,825,437	12/18/2013	974,000	5,181
MXN	CITI	19,233,568	12/18/2013	1,461,000	7,421
MXN	CITI	30,317,990	12/18/2013	2,335,000	(20,319)
MXN	CITI	18,177,810	12/18/2013	1,401,000	(13,183)
MXN	JPM	314,438,855	12/18/2013	24,350,000	(343,607)
MXN	MSC	314,438,855	12/18/2013	24,350,000	(343,607)
MXN	SG	91,916,055	12/18/2013	6,930,000	87,494
MXN	SG	(636,898,600)	12/18/2013	(48,901,920)	276,765
MYR	JPM	33,056,100	11/12/2013	10,395,000	71,654
MYR	SG	15,554,780	11/12/2013	4,870,000	55,157
MYR	UBS	15,425,369	11/18/2013	4,870,000	12,110
MYR	ANZ	7,370,428	11/25/2013	2,335,000	(3,422)
MYR	HSBC	7,370,428	11/25/2013	2,335,000	(3,422)
MYR	SCB	29,486,380	11/25/2013	9,340,000	(12,213)
MYR	CITI	14,659,130	11/29/2013	4,670,000	(34,008)
NGN	HSBC	762,144,000	01/31/2014	4,670,000	(8,566)
NOK	BCLY	29,381,100	12/18/2013	4,870,000	56,395
NOK	BCLY	29,436,618	12/18/2013	4,870,000	65,704
NOK	BCLY	21,388,167	12/18/2013	3,610,000	(23,798)
NOK	BCLY	(51,888,552)	12/18/2013	(8,634,780)	(65,490)
NOK	BCLY	(14,811,657)	12/18/2013	(2,435,000)	(48,504)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (B)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
NOK	BNP	(14,789,009)	12/18/2013	$(2,435,000)	$(44,706)
NOK	BNP	(14,785,454)	12/18/2013	(2,435,000)	(44,110)
NOK	BOA	(87,914,506)	12/18/2013	(14,610,000)	(130,823)
NOK	CITI	6,866,128	12/18/2013	1,167,500	(16,241)
NOK	CITI	115,328,589	12/18/2013	19,349,600	(12,196)
NOK	JPM	(29,319,275)	12/18/2013	(4,870,000)	(46,029)
NOK	SG	42,673,810	12/18/2013	7,220,000	(64,786)
NZD	BCLY	(4,870,000)	12/18/2013	(4,011,140)	2,249
NZD	CITI	(3,249,000)	12/18/2013	(2,628,486)	(46,028)
PLN	BCLY	21,503,790	12/18/2013	6,930,000	29,547
PLN	BCLY	15,098,310	12/18/2013	4,870,000	16,460
PLN	BCLY	15,094,024	12/18/2013	4,870,000	15,073
PLN	BCLY	15,113,558	12/18/2013	4,870,000	21,395
PLN	BCLY	7,138,796	12/18/2013	2,335,000	(24,580)
PLN	SG	21,733,866	12/18/2013	6,930,000	104,010
PLN	SG	(22,690,294)	12/18/2013	(7,220,000)	(123,551)
PLN	BCLY	15,391,335	12/19/2013	4,837,400	143,569
PLN	BNP	(29,225,808)	12/20/2013	(9,300,000)	(157,486)
RUB	BCLY	112,051,170	11/07/2013	3,465,000	24,590
RUB	BCLY	(676,714,500)	11/12/2013	(20,790,000)	(266,358)
RUB	JEF	(225,779,400)	11/12/2013	(6,930,000)	(95,255)
RUB	BCLY	225,415,575	12/18/2013	6,930,000	35,333
RUB	BCLY	116,167,273	12/18/2013	3,610,000	(20,436)
RUB	HSBC	469,732,900	12/18/2013	14,350,000	164,728
RUB	UBS	48,759,612	12/18/2013	1,500,000	6,670
SEK	BCLY	14,781,533	12/18/2013	2,335,000	(56,674)
SEK	BNP	(28,880,001)	12/18/2013	(4,392,463)	(58,906)
SGD	BCLY	(12,137,598)	12/18/2013	(9,740,000)	(31,396)
SGD	BCLY	(6,054,287)	12/18/2013	(4,870,000)	(4,015)
SGD	BOA	90,530,136	12/18/2013	72,200,000	681,454
SGD	CITI	(6,036,341)	12/18/2013	(4,870,000)	10,433
SGD	CITI	(5,790,912)	12/18/2013	(4,670,000)	8,015
SGD	JEF	(15,081,051)	12/18/2013	(12,175,000)	33,972
THB	BOA	362,742,250	11/25/2013	11,675,000	(38,934)
THB	JPM	(379,738,250)	11/25/2013	(12,175,000)	(6,265)
THB	HSBC	305,520,798	12/18/2013	9,530,400	255,127
THB	JEF	145,377,100	12/18/2013	4,670,000	(13,716)
TRY	BCLY	29,503,808	12/18/2013	14,440,000	214,466
TRY	BCLY	(9,775,064)	12/18/2013	(4,870,000)	14,751
TRY	BNP	(33,393,937)	12/18/2013	(16,172,800)	(413,884)
TRY	SG	(14,724,468)	12/18/2013	(7,220,000)	(93,606)
TRY	SG	(14,647,936)	12/18/2013	(7,220,000)	(55,593)
ZAR	BCLY	48,968,337	12/18/2013	4,870,000	(28,265)
ZAR	BCLY	(24,100,656)	12/18/2013	(2,435,000)	52,052
ZAR	BNP	(128,574,694)	12/18/2013	(12,779,400)	66,602
ZAR	CITI	(14,067,613)	12/18/2013	(1,386,000)	(4,933)
ZAR	CITI	(21,104,122)	12/18/2013	(2,079,000)	(7,666)
ZAR	SG	(23,967,705)	12/18/2013	(2,435,000)	65,198

					$(2,455,744)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CROSS CURRENCY CONTRACTS: (B)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	JPM	3,610,000	12/18/2013	$4,866,639	$35,226
CZK	JPM	(93,195,399)	12/18/2013	(4,866,639)	(39,105)
ILS	BOA	51,948,261	12/18/2013	14,732,916	(13,609)
EUR	BOA	(10,830,000)	12/18/2013	(14,732,916)	27,321
JPY	CITI	328,593,896	12/18/2013	3,348,728	(5,900)
AUD	CITI	(3,610,000)	12/18/2013	(3,348,728)	(52,142)
AUD	CITI	3,610,000	12/18/2013	3,375,529	25,340
JPY	CITI	(328,839,520)	12/18/2013	(3,375,529)	30,203
MXN	BCLY	37,296,491	12/18/2013	2,836,343	11,124
EUR	BCLY	(2,079,000)	12/18/2013	(2,836,343)	13,358
MXN	CITI	24,856,376	12/18/2013	1,890,291	7,414
EUR	CITI	(1,386,000)	12/18/2013	(1,890,291)	8,300
JPY	BCLY	460,592,961	12/18/2013	4,734,227	(48,557)
AUD	BCLY	(4,870,000)	12/18/2013	(4,734,227)	146,351
EUR	BOA	4,670,000	12/18/2013	6,441,797	(100,603)
JPY	BOA	(625,686,600)	12/18/2013	(6,441,797)	76,608
EUR	JEF	4,670,000	12/18/2013	6,348,861	(7,668)
CZK	JEF	(120,135,750)	12/18/2013	(6,348,861)	24,995
EUR	BCLY	14,010,000	12/18/2013	19,046,583	(23,003)
CHF	BCLY	(17,267,185)	12/18/2013	(19,046,583)	8,347
EUR	CITI	1,868,000	12/18/2013	2,539,544	(3,067)
CZK	CITI	(48,047,258)	12/18/2013	(2,539,544)	10,369
CZK	UBS	168,246,277	12/18/2013	8,873,281	(16,908)
EUR	UBS	(6,538,000)	12/18/2013	(8,873,281)	(4,390)
CHF	UBS	34,566,593	12/18/2013	38,171,932	(59,932)
EUR	UBS	(28,020,000)	12/18/2013	(38,171,932)	124,771

					$174,843

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Foreign Government Obligation	$—	$9,928,355	$—	$9,928,355
Purchased Options	70,919	—	—	70,919
Purchased Foreign Exchange Options	—	1,376,392	—	1,376,392
Repurchase Agreement	—	79,215,571	—	79,215,571
Total Investment Securities	$70,919	$90,520,318	$—	$90,591,237

Derivative Financial Instruments
Interest Rate Swap Agreements (F)	$—	$243,919	$—	$243,919
Futures Contracts (F)	2,085,707	—	—	2,085,707
Forward Foreign Currency Contracts (F)	—	5,471,258	—	5,471,258
Forward Foreign Cross Currency Contracts (F)	—	549,727	—	549,727
Total Derivative Financial Instruments	$2,085,707	$6,264,904	$—	$8,350,611

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Written Options	$(27,722)	$—	$—	$(27,722)
Written Foreign Exchange Options	—	(605,805)	—	(605,805)
Interest Rate Swap Agreements (F)	—	(503,187)	—	(503,187)
Futures Contracts (F)	(2,724,955)	—	—	(2,724,955)
Forward Foreign Currency Contracts (F)	—	(7,927,002)	—	(7,927,002)
Forward Foreign Cross Currency Contracts (F)	—	(374,884)	—	(374,884)
Total Derivative Financial Instruments	$(2,752,677)	$(9,410,878)	$—	$(12,163,555)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1%.
(B)	Cash in the amount of $22,450,000 has been segregated by the custodian with the broker as collateral for open options, swap and/or forward foreign currency contracts.
(C)	Rate shown reflects the yield at October 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $91,197,713. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $242,332 and $848,808, respectively. Net unrealized depreciation for tax purposes is $606,476.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(F)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

ANZ	Australia & New Zealand Banking Group
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CDI	Credit Default Index
CITI	Citigroup, Inc.
CNX Nifty	CRISIL NSE Index on the National Stock Exchange of India’s benchmark index
FRA	Forward Rate Agreement

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Global Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

DEFINITIONS (continued):

HSBC	HSBC Bank USA
JEF	Jefferies LLC
JIBAR	Johannesburg Interbank Agreed Rate
JPM	JPMorgan Chase Bank
MSC	Morgan Stanley
MXN TIIE Banxico	Tasa de Interés Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate) (“TIIE”) for MXNde Equilibrio by the Banco de México
NEG	Newedge Group
BBR	Bank Bill Rate
OTC	Over the Counter
SAFEX	South African Futures Exchange
SAXO	Saxo Bank
SCB	Standard Chartered Bank
SG	Societe Generale
SGX	Singapore Exchange
UBS	UBS AG
WIG20	Capitalization-weighted stock market index of the twenty largest companies on the Warsaw Stock Exchange

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
COP	Columbian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
USD	United States Dollar
ZAR	South African Rand

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2013

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 23.8%
U.S. Treasury Bill
0.07%, 12/12/2013 - 02/06/2014 (A)	$ 104,921,200	$ 104,906,536

Total Short-Term U.S. Government Obligation (cost $104,906,536)		104,906,536

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 67.5%
BlackRock Liquidity Funds T-Fund Portfolio	29,905,181	$ 29,905,181
Dreyfus Treasury Cash Management	119,071,668	119,071,668
UBS Select Treasury Preferred	149,244,348	149,244,348

Total Short-Term Investment Companies (cost $298,221,197)		298,221,197

Total Investment Securities (cost $403,127,733) (B)		403,127,733
Other Assets and Liabilities - Net - 8.7%		38,647,542

Net Assets - 100.0%		$ 441,775,275

OVER THE COUNTER SWAP AGREEMENTS: (C) (D)

TOTAL RETURN SWAP AGREEMENTS - PAYABLE: (E)
Reference Entity	Termination Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
2-Year Euro-Schatz Futures	12/06/2013	BOA	$231,000	$(83,920)	$0	$(83,920)
Coffee December Futures	12/18/2013	BCLY	375,000	56,062	0	56,062
Heating Oil ULSD December Futures	11/29/2013	BCLY	42,000	(563)	0	(563)
LME Aluminum December Futures	12/18/2013	BCLY	1,900	(19,831)	0	(19,831)
Natural Gas December Futures	11/26/2013	DUB	990,000	186,120	0	186,120
Silver December Futures	12/27/2013	BCLY	120,000	36,355	0	36,355
Soybean Oil December Futures	12/13/2013	BCLY	5,340,000	321,630	0	321,630
Wheat December Futures	12/13/2013	BCLY	995,000	(253,324)	0	(253,324)
WTI Crude December Futures	11/20/2013	DUB	4,000	6,280	0	6,280

				$248,809	$0	$248,809

TOTAL RETURN SWAP AGREEMENTS - RECEIVABLE: (E)
Reference Entity	Termination Date	Counterparty	Notional Amount	Market Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	12/31/2013	BOA	$1,274,000	$67,938	$0	$67,938
Brent Oil December Futures	11/14/2013	BCLY	55,000	68,750	0	68,750
Gold December Futures	12/27/2013	BCLY	1,700	(46,430)	0	(46,430)
HSCEI China Index Futures	11/28/2013	BOA	2,400	141,761	0	141,761
Lean Hogs December Futures	12/13/2013	BCLY	6,920,000	93,099	0	93,099
MSCI Taiwan Index Futures	11/28/2013	BOA	5,600	23,983	0	23,983
Soybean January Futures	01/14/2014	BCLY	80,000	(13,918)	0	(13,918)
Swiss Market Index Futures	12/20/2013	BOA	1,830	318,607	28,255	290,352

				$653,790	$28,255	$625,535

FUTURES CONTRACTS: (F) (G)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year Australian Treasury Bond	Short	(361)	12/16/2013	$(230,782)
10-Year Government of Canada Bond	Short	(37)	12/18/2013	(72,393)
10-Year Japan Government Bond	Long	86	12/11/2013	700,742
10-Year U.S. Treasury Note	Long	41	12/19/2013	(11,096)
3-Month Aluminum	Short	(31)	11/29/2013	3,556
3-Month Aluminum	Long	31	11/29/2013	(2,547)
3-Month Aluminum	Short	(21)	12/05/2013	(19,150)
3-Month Aluminum	Long	21	12/05/2013	20,790
3-Month Aluminum	Short	(21)	12/06/2013	(9,171)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FUTURES CONTRACTS (continued): (F) (G)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
3-Month Aluminum	Long	21	12/06/2013	$8,720
3-Month Aluminum	Short	(21)	12/09/2013	(9,144)
3-Month Aluminum	Long	21	12/09/2013	10,048
3-Month Aluminum	Short	(7)	12/10/2013	(6,284)
3-Month Aluminum	Long	7	12/10/2013	6,064
3-Month Aluminum	Short	(11)	12/11/2013	(8,326)
3-Month Aluminum	Long	11	12/11/2013	6,922
3-Month Aluminum	Short	(11)	12/24/2013	(10,245)
3-Month Aluminum	Long	11	12/24/2013	9,846
3-Month Aluminum	Short	(7)	12/27/2013	(3,389)
3-Month Aluminum	Long	7	12/27/2013	3,388
3-Month Aluminum	Short	(9)	12/30/2013	(81)
3-Month Aluminum	Long	9	12/30/2013	(364)
3-Month Aluminum	Short	(26)	01/02/2014	(3,722)
3-Month Aluminum	Long	26	01/02/2014	3,741
3-Month Aluminum	Short	(5)	01/03/2014	(455)
3-Month Aluminum	Long	5	01/03/2014	498
3-Month Aluminum	Short	(8)	01/08/2014	3,588
3-Month Aluminum	Long	8	01/08/2014	(3,224)
3-Month Aluminum	Short	(7)	01/09/2014	1,278
3-Month Aluminum	Long	7	01/09/2014	(3,184)
3-Month Aluminum	Short	(8)	01/10/2014	6,733
3-Month Aluminum	Long	8	01/10/2014	(6,532)
3-Month Aluminum	Short	(9)	01/15/2014	4,163
3-Month Aluminum	Long	9	01/15/2014	(3,398)
3-Month Aluminum	Short	(1)	01/30/2014	1,299
3-Month Aluminum	Long	1	01/30/2014	(922)
3-Month Canadian Bankers’ Acceptance	Short	(18)	03/17/2014	(1,702)
3-Month Canadian Bankers’ Acceptance	Long	144	06/16/2014	12,948
3-Month Copper	Long	4	10/22/2013	23,275
3-Month Copper	Short	(4)	10/22/2013	(23,275)
3-Month Copper	Short	(2)	11/15/2013	2,075
3-Month Copper	Long	2	11/15/2013	(1,797)
3-Month Copper	Short	(3)	11/19/2013	7,688
3-Month Copper	Long	3	11/19/2013	(8,317)
3-Month Copper	Short	(1)	11/20/2013	725
3-Month Copper	Long	1	11/20/2013	(706)
3-Month Copper	Short	(1)	11/21/2013	654
3-Month Copper	Long	1	11/21/2013	(1,602)
3-Month Copper	Short	(5)	12/17/2013	(19,004)
3-Month Copper	Long	5	12/17/2013	19,241
3-Month Copper	Short	(2)	12/30/2013	2,092
3-Month Copper	Long	2	12/30/2013	(3,291)
3-Month Copper	Short	(7)	01/02/2014	7,875
3-Month Copper	Long	7	01/02/2014	(11,716)
3-Month EURIBOR	Short	(10)	03/17/2014	(2,053)
3-Month EURIBOR	Long	12	06/16/2014	1,767
3-Month EURIBOR	Long	7	09/15/2014	1,209
3-Month EURIBOR	Long	34	12/15/2014	5,636
3-Month EURIBOR	Long	69	03/16/2015	17,665
3-Month EURIBOR	Long	84	06/15/2015	24,631
3-Month EURIBOR	Long	95	09/14/2015	27,671
3-Month Euroswiss	Short	(45)	03/17/2014	(1,815)
3-Month Euroswiss	Short	(4)	06/16/2014	(108)
3-Month Nickel	Short	(2)	11/12/2013	3,396
3-Month Nickel	Long	2	11/12/2013	(4,183)
3-Month Nickel	Short	(3)	11/13/2013	5,445

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FUTURES CONTRACTS (continued): (F) (G)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
3-Month Nickel	Long	3	11/13/2013	$(5,859)
3-Month Nickel	Short	(3)	11/14/2013	5,184
3-Month Nickel	Long	3	11/14/2013	(4,591)
3-Month Nickel	Short	(4)	11/15/2013	5,412
3-Month Nickel	Long	4	11/15/2013	(5,549)
3-Month Nickel	Short	(3)	11/19/2013	5,157
3-Month Nickel	Long	3	11/19/2013	(5,045)
3-Month Nickel	Short	(1)	11/20/2013	750
3-Month Nickel	Long	1	11/20/2013	(601)
3-Month Nickel	Short	(3)	12/05/2013	(16,116)
3-Month Nickel	Long	3	12/05/2013	16,276
3-Month Nickel	Short	(3)	12/06/2013	(11,643)
3-Month Nickel	Long	3	12/06/2013	10,386
3-Month Nickel	Short	(4)	12/09/2013	(15,947)
3-Month Nickel	Long	4	12/09/2013	15,702
3-Month Nickel	Short	(2)	12/11/2013	(9,922)
3-Month Nickel	Long	2	12/11/2013	9,969
3-Month Nickel	Short	(1)	12/12/2013	(5,151)
3-Month Nickel	Long	1	12/12/2013	5,169
3-Month Nickel	Short	(1)	01/23/2014	684
3-Month Nickel	Long	1	01/23/2014	(495)
3-Month Nickel	Short	(8)	01/24/2014	(3,972)
3-Month Nickel	Long	8	01/24/2014	3,252
3-Month Nickel	Short	(3)	01/28/2014	(9)
3-Month Nickel	Long	3	01/28/2014	(813)
3-Month Nickel	Short	(1)	01/29/2014	96
3-Month Nickel	Long	1	01/29/2014	(28)
3-Month Nickel	Short	(4)	01/30/2014	396
3-Month Nickel	Long	4	01/30/2014	(424)
3-Month Sterling	Short	(252)	03/19/2014	(21,476)
3-Month Sterling	Short	(182)	06/18/2014	(27,393)
3-Month Sterling	Short	(159)	09/17/2014	(37,806)
3-Month Sterling	Short	(191)	12/17/2014	(50,824)
3-Month Sterling	Short	(220)	03/18/2015	(61,079)
3-Month Sterling	Short	(244)	06/17/2015	(83,762)
3-Month Sterling	Short	(263)	09/16/2015	(113,971)
3-Month Zinc	Short	(3)	11/13/2013	1,969
3-Month Zinc	Long	3	11/13/2013	(1,745)
3-Month Zinc	Short	(7)	11/14/2013	2,406
3-Month Zinc	Long	7	11/14/2013	(2,270)
3-Month Zinc	Short	(18)	11/15/2013	20,175
3-Month Zinc	Long	18	11/15/2013	(18,542)
3-Month Zinc	Short	(8)	11/19/2013	14,700
3-Month Zinc	Long	8	11/19/2013	(13,837)
3-Month Zinc	Short	(10)	11/20/2013	12,375
3-Month Zinc	Long	10	11/20/2013	(9,812)
3-Month Zinc	Short	(9)	11/21/2013	11,821
3-Month Zinc	Long	9	11/21/2013	(11,735)
3-Month Zinc	Short	(7)	11/22/2013	11,216
3-Month Zinc	Long	7	11/22/2013	(8,874)
3-Month Zinc	Short	(11)	12/05/2013	(15,250)
3-Month Zinc	Long	11	12/05/2013	15,628
3-Month Zinc	Short	(10)	12/06/2013	(10,009)
3-Month Zinc	Long	10	12/06/2013	9,072
3-Month Zinc	Short	(10)	12/09/2013	(10,808)
3-Month Zinc	Long	10	12/09/2013	11,412
3-Month Zinc	Short	(9)	12/10/2013	(13,330)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FUTURES CONTRACTS (continued): (F) (G)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
3-Month Zinc	Long	9	12/10/2013	$13,975
3-Month Zinc	Short	(9)	12/11/2013	(12,673)
3-Month Zinc	Long	9	12/11/2013	12,388
3-Month Zinc	Short	(10)	12/12/2013	(17,451)
3-Month Zinc	Long	10	12/12/2013	17,005
3-Month Zinc	Short	(7)	12/17/2013	(13,441)
3-Month Zinc	Long	7	12/17/2013	13,613
3-Month Zinc	Short	(18)	12/19/2013	(19,804)
3-Month Zinc	Long	18	12/19/2013	20,655
3-Month Zinc	Short	(12)	01/23/2014	162
3-Month Zinc	Long	12	01/23/2014	(483)
3-Month Zinc	Short	(8)	01/24/2014	(4,125)
3-Month Zinc	Long	8	01/24/2014	4,059
3-Month Zinc	Short	(9)	01/28/2014	3,744
3-Month Zinc	Long	9	01/28/2014	(2,751)
3-Month Zinc	Short	(3)	01/29/2014	1,607
3-Month Zinc	Long	3	01/29/2014	(1,338)
3-Month Zinc	Short	(9)	01/30/2014	4,604
3-Month Zinc	Long	9	01/30/2014	(5,025)
3-Year Australian Treasury Bond	Short	(1,522)	12/16/2013	(357,535)
30-Year U.S. Treasury Bond	Short	(14)	12/19/2013	(21,188)
5-Year U.S. Treasury Note	Long	197	12/31/2013	23,773
90-Day Eurodollar	Long	235	03/17/2014	12,902
90-Day Eurodollar	Long	247	06/16/2014	24,303
90-Day Eurodollar	Long	271	09/15/2014	46,065
90-Day Eurodollar	Long	274	12/15/2014	61,678
90-Day Eurodollar	Long	265	03/16/2015	71,278
90-Day Eurodollar	Long	281	06/15/2015	81,552
90-Day Eurodollar	Long	252	09/14/2015	89,446
Aluminum	Long	91	12/18/2013	(2,369)
Aluminum	Short	(112)	12/18/2013	(63,851)
Amsterdam Exchanges Index	Long	143	11/15/2013	366,910
Brent Crude Oil Penultimate Financial Futures	Long	15	11/14/2013	(20,568)
Brent Crude Oil Penultimate Financial Futures	Long	1	12/16/2013	(382)
CAC 40 Index	Long	244	11/15/2013	235,577
Cocoa	Long	273	12/13/2013	206,513
Coffee “C”	Short	(190)	12/18/2013	948,019
Copper	Long	9	12/18/2013	(10,019)
Copper	Short	(34)	12/18/2013	(53,450)
Corn	Short	(911)	12/13/2013	1,202,122
Cotton No. 2	Short	(48)	12/06/2013	31,761
DAX Index	Long	51	12/20/2013	713,299
DJIA Mini Index	Long	122	12/20/2013	38,608
EURO STOXX 50 Index	Long	357	12/20/2013	796,041
FTSE 100 Index	Long	141	12/20/2013	207,496
FTSE JSE Top 40 Index	Long	173	12/19/2013	242,494
FTSE MIB Index	Long	47	12/20/2013	523,668
German Euro BOBL	Long	225	12/06/2013	201,376
German Euro Bund	Long	46	12/06/2013	50,337
German Euro BUXL	Short	(222)	12/06/2013	(614,679)
German Euro Schatz	Short	(249)	12/06/2013	(56,643)
H-Shares Index	Long	6	11/28/2013	14,421
Hang Seng Index	Long	72	11/28/2013	204,110
IBEX 35 Index	Long	43	11/15/2013	78,020
KOSPI 200 Index	Long	39	12/12/2013	96,135
Lean Hogs	Long	44	12/13/2013	31,856
MSCI Taiwan Index	Long	135	11/28/2013	31,267

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FUTURES CONTRACTS (continued): (F) (G)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Index	Long	215	12/20/2013	$824,756
Natural Gas	Short	(43)	11/26/2013	57,002
New York Harbor ULSD	Short	(75)	11/29/2013	2,630
Nickel	Long	17	12/18/2013	2,781
Nickel	Short	(47)	12/18/2013	(237,249)
RBOB Gasoline	Short	(86)	11/29/2013	68,428
Russell 2000 Mini Index	Long	109	12/20/2013	407,854
S&P 500 E-Mini Index	Long	170	12/20/2013	344,059
S&P Midcap 400 E-Mini Index	Long	92	12/20/2013	488,555
S&P TSX 60 Index	Long	147	12/19/2013	919,456
SGX CNX Nifty Index	Long	156	11/28/2013	24,213
SGX MSCI Singapore Index	Long	60	11/28/2013	3,267
Soybean	Long	101	01/14/2014	(190,503)
Soybean Meal	Long	115	12/13/2013	(207,564)
Soybean Oil	Short	(246)	12/13/2013	657,517
SPI 200 Index	Long	156	12/19/2013	583,728
Sugar #11	Long	85	02/28/2014	(72,455)
TOPIX Index	Long	28	12/12/2013	(23,476)
U.K. Long Gilt Bond	Short	(134)	12/27/2013	(376,780)
Wheat	Short	(5)	12/13/2013	2,910
WTI-Brent Crude Oil	Short	(33)	11/20/2013	8,696
Zinc	Long	54	12/18/2013	2,294
Zinc	Short	(84)	12/18/2013	(115,843)

				$8,681,250

FORWARD FOREIGN CURRENCY CONTRACTS: (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	CSFB	90,000	12/18/2013	$84,187	$600
AUD	CSFB	35,000	12/18/2013	32,891	81
AUD	CSFB	63,500	12/18/2013	59,546	275
AUD	CSFB	3,836,000	12/18/2013	3,643,237	(29,460)
AUD	CSFB	3,702,000	12/18/2013	3,535,991	(48,451)
AUD	CSFB	641,000	12/18/2013	616,822	(12,955)
AUD	CSFB	4,165,500	12/18/2013	4,012,450	(88,262)
AUD	CSFB	5,421,500	12/18/2013	5,230,145	(122,718)
AUD	CSFB	3,676,000	12/18/2013	3,530,299	(67,253)
AUD	CSFB	2,701,500	12/18/2013	2,593,916	(48,917)
AUD	CSFB	(994,500)	12/18/2013	(920,628)	(16,260)
AUD	CSFB	(333,500)	12/18/2013	(310,155)	(4,025)
AUD	CSFB	(1,618,500)	12/18/2013	(1,512,061)	(12,678)
AUD	CSFB	(1,173,500)	12/18/2013	(1,100,091)	(5,427)
AUD	CSFB	(538,000)	12/18/2013	(505,655)	(1,178)
AUD	CSFB	(1,306,000)	12/18/2013	(1,229,095)	(1,247)
AUD	CSFB	2,203,000	12/18/2013	2,111,276	(35,898)
AUD	CSFB	3,598,000	12/18/2013	3,412,449	(22,885)
AUD	RBS	90,000	12/18/2013	84,189	597
AUD	RBS	35,000	12/18/2013	32,892	80
AUD	RBS	63,500	12/18/2013	59,549	272
AUD	RBS	3,836,000	12/18/2013	3,643,297	(29,520)
AUD	RBS	3,702,000	12/18/2013	3,535,990	(48,450)
AUD	RBS	641,000	12/18/2013	616,831	(12,965)
AUD	RBS	4,165,500	12/18/2013	4,012,620	(88,432)
AUD	RBS	5,421,500	12/18/2013	5,230,307	(122,880)
AUD	RBS	3,676,000	12/18/2013	3,530,405	(67,359)
AUD	RBS	2,701,500	12/18/2013	2,593,999	(49,000)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	RBS	(69,370,000)	12/18/2013	$(62,966,455)	$(2,384,874)
AUD	RBS	417,000	12/18/2013	370,859	21,984
AUD	RBS	10,016,000	12/18/2013	9,098,239	337,525
AUD	RBS	3,797,000	12/18/2013	3,448,889	128,147
AUD	RBS	(994,500)	12/18/2013	(920,593)	(16,295)
AUD	RBS	1,674,000	12/18/2013	1,530,917	46,106
AUD	RBS	(1,173,500)	12/18/2013	(1,100,166)	(5,352)
AUD	RBS	(333,500)	12/18/2013	(310,153)	(4,027)
AUD	RBS	(1,618,500)	12/18/2013	(1,512,044)	(12,695)
AUD	RBS	(538,000)	12/18/2013	(505,645)	(1,188)
AUD	RBS	(1,306,000)	12/18/2013	(1,229,073)	(1,269)
AUD	RBS	6,706,000	12/18/2013	6,195,617	121,898
AUD	RBS	7,079,000	12/18/2013	6,518,096	150,811
AUD	RBS	5,682,000	12/18/2013	5,271,171	81,665
AUD	RBS	3,675,000	12/18/2013	3,476,922	(14,818)
AUD	RBS	4,101,000	12/18/2013	3,853,220	10,205
AUD	RBS	1,064,000	12/18/2013	994,181	8,180
AUD	RBS	1,035,000	12/18/2013	963,102	11,940
AUD	RBS	20,000	12/18/2013	18,689	152
AUD	RBS	300,000	12/18/2013	279,399	3,222
AUD	RBS	2,203,000	12/18/2013	2,111,310	(35,932)
AUD	RBS	3,598,000	12/18/2013	3,412,628	(23,064)
BRL	CSFB	850,000	12/18/2013	376,942	(1,779)
BRL	CSFB	800,000	12/18/2013	358,040	(4,945)
BRL	CSFB	300,000	12/18/2013	133,870	(1,459)
BRL	CSFB	200,000	12/18/2013	90,282	(2,008)
BRL	CSFB	250,000	12/18/2013	112,852	(2,510)
BRL	CSFB	200,000	12/18/2013	91,739	(3,466)
BRL	CSFB	150,000	12/18/2013	68,089	(1,884)
BRL	CSFB	150,000	12/18/2013	68,083	(1,878)
BRL	CSFB	250,000	12/18/2013	113,174	(2,832)
BRL	CSFB	250,000	12/18/2013	112,391	(2,048)
BRL	CSFB	250,000	12/18/2013	113,174	(2,832)
BRL	CSFB	150,000	12/18/2013	66,724	(518)
BRL	CSFB	200,000	12/18/2013	88,929	(655)
BRL	CSFB	500,000	12/18/2013	222,718	(2,034)
BRL	CSFB	1,100,000	12/18/2013	492,107	(6,601)
BRL	RBS	850,000	12/18/2013	376,947	(1,784)
BRL	RBS	800,000	12/18/2013	358,043	(4,948)
BRL	RBS	300,000	12/18/2013	133,870	(1,459)
BRL	RBS	800,000	12/18/2013	360,360	(7,265)
BRL	RBS	200,000	12/18/2013	90,283	(2,009)
BRL	RBS	250,000	12/18/2013	112,853	(2,510)
BRL	RBS	200,000	12/18/2013	91,741	(3,467)
BRL	RBS	150,000	12/18/2013	68,090	(1,885)
BRL	RBS	150,000	12/18/2013	68,084	(1,878)
BRL	RBS	250,000	12/18/2013	113,176	(2,834)
BRL	RBS	250,000	12/18/2013	112,392	(2,050)
BRL	RBS	250,000	12/18/2013	113,176	(2,833)
BRL	RBS	(700,000)	12/18/2013	(290,973)	(17,985)
BRL	RBS	(16,690,000)	12/18/2013	(7,024,826)	(341,616)
BRL	RBS	400,000	12/18/2013	170,397	6,150
BRL	RBS	400,000	12/18/2013	172,715	3,832
BRL	RBS	600,000	12/18/2013	257,625	7,197
BRL	RBS	800,000	12/18/2013	345,878	7,217
BRL	RBS	2,800,000	12/18/2013	1,247,608	(11,776)
BRL	RBS	2,500,000	12/18/2013	1,113,153	(9,731)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
BRL	RBS	2,600,000	12/18/2013	$1,155,065	$(7,507)
BRL	RBS	3,000,000	12/18/2013	1,334,075	(9,970)
BRL	RBS	2,700,000	12/18/2013	1,196,567	(4,872)
BRL	RBS	1,100,000	12/18/2013	485,553	(47)
BRL	RBS	1,600,000	12/18/2013	695,176	11,014
BRL	RBS	150,000	12/18/2013	66,724	(519)
BRL	RBS	200,000	12/18/2013	88,930	(656)
BRL	RBS	500,000	12/18/2013	222,722	(2,037)
BRL	RBS	1,100,000	12/18/2013	492,114	(6,608)
CAD	CSFB	133,500	12/18/2013	129,264	(1,384)
CAD	CSFB	1,548,000	12/18/2013	1,502,423	(19,588)
CAD	CSFB	521,500	12/18/2013	505,808	(6,261)
CAD	CSFB	465,000	12/18/2013	450,996	(5,571)
CAD	CSFB	1,914,000	12/18/2013	1,850,297	(16,869)
CAD	CSFB	(912,500)	12/18/2013	(883,620)	9,532
CAD	CSFB	(1,290,000)	12/18/2013	(1,244,192)	8,496
CAD	CSFB	(3,988,000)	12/18/2013	(3,854,708)	34,587
CAD	CSFB	(649,500)	12/18/2013	(629,218)	7,059
CAD	CSFB	(2,500,000)	12/18/2013	(2,414,434)	19,674
CAD	CSFB	(2,038,000)	12/18/2013	(1,971,169)	18,961
CAD	CSFB	(2,247,000)	12/18/2013	(2,173,673)	21,263
CAD	CSFB	(1,979,000)	12/18/2013	(1,904,227)	8,535
CAD	CSFB	(4,491,000)	12/18/2013	(4,313,753)	11,806
CAD	CSFB	(4,434,500)	12/18/2013	(4,261,253)	13,428
CAD	CSFB	(3,057,000)	12/18/2013	(2,946,179)	17,867
CAD	CSFB	(100,000)	12/18/2013	(96,263)	473
CAD	CSFB	(3,391,500)	12/18/2013	(3,244,059)	(4,672)
CAD	CSFB	(3,634,000)	12/18/2013	(3,474,984)	(6,039)
CAD	CSFB	(2,741,000)	12/18/2013	(2,622,595)	(3,019)
CAD	CSFB	(312,000)	12/18/2013	(298,091)	(775)
CAD	RBS	133,500	12/18/2013	129,265	(1,385)
CAD	RBS	1,548,000	12/18/2013	1,502,442	(19,607)
CAD	RBS	521,500	12/18/2013	505,823	(6,276)
CAD	RBS	465,000	12/18/2013	451,008	(5,583)
CAD	RBS	1,914,000	12/18/2013	1,850,350	(16,921)
CAD	RBS	(79,975,000)	12/18/2013	(76,444,468)	(163,901)
CAD	RBS	3,758,000	12/18/2013	3,572,377	27,426
CAD	RBS	(912,500)	12/18/2013	(883,595)	9,508
CAD	RBS	7,518,000	12/18/2013	7,164,332	37,190
CAD	RBS	12,954,000	12/18/2013	12,452,439	(43,751)
CAD	RBS	(649,500)	12/18/2013	(629,214)	7,055
CAD	RBS	(1,290,000)	12/18/2013	(1,244,173)	8,477
CAD	RBS	(3,988,000)	12/18/2013	(3,854,644)	34,523
CAD	RBS	(2,500,000)	12/18/2013	(2,414,406)	19,646
CAD	RBS	(2,038,000)	12/18/2013	(1,971,098)	18,890
CAD	RBS	(2,247,000)	12/18/2013	(2,173,647)	21,237
CAD	RBS	(1,979,000)	12/18/2013	(1,904,173)	8,481
CAD	RBS	(4,491,000)	12/18/2013	(4,313,627)	11,681
CAD	RBS	(4,434,500)	12/18/2013	(4,261,179)	13,354
CAD	RBS	(3,057,000)	12/18/2013	(2,946,142)	17,829
CAD	RBS	9,167,000	12/18/2013	8,828,490	(47,384)
CAD	RBS	8,368,000	12/18/2013	8,072,273	(56,533)
CAD	RBS	6,807,000	12/18/2013	6,580,858	(60,406)
CAD	RBS	10,242,000	12/18/2013	9,911,772	(100,919)
CAD	RBS	5,927,000	12/18/2013	5,798,911	(121,415)
CAD	RBS	8,752,000	12/18/2013	8,496,577	(113,002)
CAD	RBS	1,326,000	12/18/2013	1,286,102	(15,922)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
CAD	RBS	1,508,000	12/18/2013	$1,463,886	$(19,367)
CAD	RBS	1,219,000	12/18/2013	1,180,192	(12,507)
CAD	RBS	(100,000)	12/18/2013	(96,261)	470
CAD	RBS	(3,391,500)	12/18/2013	(3,243,977)	(4,754)
CAD	RBS	(3,634,000)	12/18/2013	(3,474,970)	(6,053)
CAD	RBS	(2,741,000)	12/18/2013	(2,622,577)	(3,037)
CAD	RBS	(312,000)	12/18/2013	(298,087)	(779)
CHF	RBS	(8,000)	12/18/2013	(8,723)	(98)
CHF	RBS	(111,000)	12/18/2013	(117,610)	(4,775)
CHF	RBS	(45,000)	12/18/2013	(48,307)	(1,308)
CHF	RBS	4,000	12/18/2013	4,347	63
CHF	RBS	(38,000)	12/18/2013	(42,131)	233
CHF	RBS	(22,000)	12/18/2013	(24,333)	76
CHF	RBS	(37,000)	12/18/2013	(40,662)	(133)
CHF	RBS	(75,000)	12/18/2013	(82,395)	(298)
CHF	RBS	(50,000)	12/18/2013	(54,908)	(220)
CHF	RBS	(15,000)	12/18/2013	(16,495)	(43)
CHF	RBS	48,000	12/18/2013	52,658	265
CLP	CSFB	65,000,000	12/18/2013	130,105	(4,079)
CLP	CSFB	65,000,000	12/18/2013	129,225	(3,199)
CLP	RBS	10,000,000	12/18/2013	19,822	(433)
CLP	RBS	20,000,000	12/18/2013	39,588	(811)
CLP	RBS	10,000,000	12/18/2013	19,920	(532)
CLP	RBS	65,000,000	12/18/2013	130,107	(4,081)
CLP	RBS	65,000,000	12/18/2013	129,227	(3,201)
CLP	RBS	(420,000,000)	12/18/2013	(812,944)	(1,379)
CLP	RBS	150,000,000	12/18/2013	294,008	(3,179)
CLP	RBS	240,000,000	12/18/2013	480,972	(15,644)
CLP	RBS	40,000,000	12/18/2013	79,382	(1,828)
CLP	RBS	110,000,000	12/18/2013	217,826	(4,551)
CLP	RBS	120,000,000	12/18/2013	237,417	(4,753)
CLP	RBS	140,000,000	12/18/2013	275,325	(3,884)
COP	CSFB	100,000,000	12/18/2013	52,701	(78)
COP	CSFB	100,000,000	12/18/2013	52,632	(9)
COP	RBS	100,000,000	12/18/2013	52,702	(79)
COP	RBS	(1,840,000,000)	12/18/2013	(938,127)	(30,141)
COP	RBS	(200,000,000)	12/18/2013	(101,844)	(3,403)
COP	RBS	(100,000,000)	12/18/2013	(50,916)	(1,707)
COP	RBS	(200,000,000)	12/18/2013	(102,352)	(2,894)
COP	RBS	1,000,000,000	12/18/2013	524,394	1,838
COP	RBS	500,000,000	12/18/2013	262,886	230
COP	RBS	600,000,000	12/18/2013	314,950	789
COP	RBS	300,000,000	12/18/2013	157,360	510
COP	RBS	200,000,000	12/18/2013	103,952	1,294
COP	RBS	100,000,000	12/18/2013	52,576	47
COP	RBS	100,000,000	12/18/2013	52,633	(9)
CZK	CSFB	8,500,000	12/18/2013	451,979	(4,545)
CZK	CSFB	2,500,000	12/18/2013	133,154	(1,556)
CZK	CSFB	6,000,000	12/18/2013	318,727	(2,890)
CZK	CSFB	11,500,000	12/18/2013	610,959	(5,607)
CZK	CSFB	(11,500,000)	12/18/2013	(612,185)	6,833
CZK	CSFB	(19,500,000)	12/18/2013	(1,034,148)	7,681
CZK	CSFB	(7,000,000)	12/18/2013	(371,053)	2,578
CZK	CSFB	(4,000,000)	12/18/2013	(213,898)	3,341
CZK	CSFB	(19,500,000)	12/18/2013	(1,039,761)	13,294
CZK	CSFB	25,000,000	12/18/2013	1,314,165	1,818
CZK	CSFB	15,500,000	12/18/2013	818,721	(2,811)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
CZK	CSFB	16,500,000	12/18/2013	$875,122	$(6,573)
CZK	CSFB	18,500,000	12/18/2013	986,634	(12,806)
CZK	CSFB	19,500,000	12/18/2013	1,038,065	(11,598)
CZK	CSFB	3,500,000	12/18/2013	187,903	(3,666)
CZK	CSFB	6,500,000	12/18/2013	348,353	(6,197)
CZK	CSFB	(9,500,000)	12/18/2013	(508,673)	8,599
CZK	CSFB	(15,000,000)	12/18/2013	(804,038)	14,448
CZK	RBS	8,500,000	12/18/2013	451,951	(4,517)
CZK	RBS	2,500,000	12/18/2013	133,145	(1,547)
CZK	RBS	1,000,000	12/18/2013	52,996	(357)
CZK	RBS	6,000,000	12/18/2013	318,712	(2,876)
CZK	RBS	11,500,000	12/18/2013	610,963	(5,610)
CZK	RBS	(4,000,000)	12/18/2013	(205,560)	(4,997)
CZK	RBS	(44,000,000)	12/18/2013	(2,250,295)	(65,836)
CZK	RBS	(32,000,000)	12/18/2013	(1,637,889)	(46,570)
CZK	RBS	(18,000,000)	12/18/2013	(916,697)	(30,811)
CZK	RBS	(21,000,000)	12/18/2013	(1,073,803)	(31,623)
CZK	RBS	(22,000,000)	12/18/2013	(1,144,471)	(13,594)
CZK	RBS	(14,000,000)	12/18/2013	(729,189)	(7,762)
CZK	RBS	(5,000,000)	12/18/2013	(261,817)	(1,380)
CZK	RBS	(11,500,000)	12/18/2013	(612,203)	6,851
CZK	RBS	(19,500,000)	12/18/2013	(1,034,158)	7,691
CZK	RBS	(7,000,000)	12/18/2013	(371,061)	2,586
CZK	RBS	(4,000,000)	12/18/2013	(213,905)	3,347
CZK	RBS	(19,500,000)	12/18/2013	(1,039,796)	13,329
CZK	RBS	6,900,000	12/18/2013	353,088	10,123
CZK	RBS	19,000,000	12/18/2013	999,258	890
CZK	RBS	25,000,000	12/18/2013	1,313,966	2,018
CZK	RBS	15,500,000	12/18/2013	818,622	(2,713)
CZK	RBS	16,500,000	12/18/2013	874,974	(6,425)
CZK	RBS	18,500,000	12/18/2013	986,564	(12,737)
CZK	RBS	19,500,000	12/18/2013	1,037,964	(11,497)
CZK	RBS	3,500,000	12/18/2013	187,888	(3,651)
CZK	RBS	6,500,000	12/18/2013	348,354	(6,198)
CZK	RBS	(9,500,000)	12/18/2013	(508,686)	8,613
CZK	RBS	(15,000,000)	12/18/2013	(804,034)	14,444
EUR	CSFB	3,643,500	12/18/2013	4,947,492	(139)
EUR	CSFB	6,302,000	12/18/2013	8,561,572	(4,355)
EUR	CSFB	1,966,000	12/18/2013	2,660,316	9,232
EUR	CSFB	5,638,500	12/18/2013	7,622,802	33,476
EUR	CSFB	10,290,500	12/18/2013	13,957,139	15,892
EUR	CSFB	8,554,500	12/18/2013	11,566,733	49,058
EUR	CSFB	2,406,500	12/18/2013	3,319,901	(52,217)
EUR	CSFB	4,723,500	12/18/2013	6,520,652	(106,813)
EUR	CSFB	(350,000)	12/18/2013	(473,145)	(2,105)
EUR	CSFB	(2,901,000)	12/18/2013	(3,951,488)	12,344
EUR	CSFB	(3,394,500)	12/18/2013	(4,645,849)	36,603
EUR	CSFB	(1,747,500)	12/18/2013	(2,389,600)	16,744
EUR	CSFB	(1,316,000)	12/18/2013	(1,800,639)	13,698
EUR	CSFB	(2,575,500)	12/18/2013	(3,544,306)	47,145
EUR	CSFB	(2,991,500)	12/18/2013	(4,050,415)	(11,615)
EUR	CSFB	2,050,500	12/18/2013	2,770,084	14,202
EUR	CSFB	2,882,000	12/18/2013	3,923,355	(10,010)
EUR	CSFB	1,905,500	12/18/2013	2,583,050	4,347
EUR	CSFB	632,500	12/18/2013	861,718	(2,873)
EUR	CSFB	1,601,000	12/18/2013	2,204,099	(30,169)
EUR	CSFB	2,838,000	12/18/2013	3,905,571	(51,972)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	CSFB	(1,207,000)	12/18/2013	$(1,667,166)	$28,232
EUR	RBS	3,643,500	12/18/2013	4,947,628	(274)
EUR	RBS	6,302,000	12/18/2013	8,561,636	(4,419)
EUR	RBS	1,966,000	12/18/2013	2,660,353	9,194
EUR	RBS	5,638,500	12/18/2013	7,623,000	33,279
EUR	RBS	10,290,500	12/18/2013	13,957,480	15,551
EUR	RBS	8,554,500	12/18/2013	11,566,905	48,886
EUR	RBS	2,406,500	12/18/2013	3,319,986	(52,302)
EUR	RBS	4,723,500	12/18/2013	6,520,838	(106,999)
EUR	RBS	(3,846,000)	12/18/2013	(5,093,006)	(129,313)
EUR	RBS	(9,011,000)	12/18/2013	(11,873,727)	(361,925)
EUR	RBS	(11,300,000)	12/18/2013	(14,911,754)	(432,034)
EUR	RBS	(25,000)	12/18/2013	(32,806)	(1,140)
EUR	RBS	(302,000)	12/18/2013	(396,678)	(13,395)
EUR	RBS	(15,354,000)	12/18/2013	(20,284,330)	(564,211)
EUR	RBS	(9,208,000)	12/18/2013	(12,199,619)	(303,531)
EUR	RBS	(16,224,000)	12/18/2013	(21,526,370)	(503,507)
EUR	RBS	(12,913,000)	12/18/2013	(17,195,774)	(338,237)
EUR	RBS	(5,000)	12/18/2013	(6,667)	(122)
EUR	RBS	(27,623,000)	12/18/2013	(36,904,893)	(603,199)
EUR	RBS	(30,000)	12/18/2013	(40,541)	(194)
EUR	RBS	(18,633,000)	12/18/2013	(25,248,840)	(52,115)
EUR	RBS	(2,000)	12/18/2013	(2,705)	(11)
EUR	RBS	(13,500,000)	12/18/2013	(18,269,945)	(61,128)
EUR	RBS	(44,000)	12/18/2013	(59,381)	(365)
EUR	RBS	(7,000)	12/18/2013	(9,436)	(69)
EUR	RBS	(20,000)	12/18/2013	(26,975)	(182)
EUR	RBS	(3,000)	12/18/2013	(4,057)	(16)
EUR	RBS	(350,000)	12/18/2013	(473,135)	(2,115)
EUR	RBS	(5,000)	12/18/2013	(6,779)	(11)
EUR	RBS	(4,000)	12/18/2013	(5,431)	0
EUR	RBS	(2,901,000)	12/18/2013	(3,951,426)	12,282
EUR	RBS	(3,394,500)	12/18/2013	(4,645,767)	36,521
EUR	RBS	(1,747,500)	12/18/2013	(2,389,551)	16,695
EUR	RBS	(1,316,000)	12/18/2013	(1,800,594)	13,653
EUR	RBS	(2,575,500)	12/18/2013	(3,544,236)	47,074
EUR	RBS	(2,991,500)	12/18/2013	(4,050,349)	(11,681)
EUR	RBS	2,000	12/18/2013	2,662	54
EUR	RBS	209,749,371	12/18/2013	276,853,294	7,956,418
EUR	RBS	2,960,000	12/18/2013	4,003,766	15,492
EUR	RBS	3,578,000	12/18/2013	4,833,000	25,413
EUR	RBS	3,644,000	12/18/2013	4,915,376	32,656
EUR	RBS	10,450,000	12/18/2013	14,117,120	72,489
EUR	RBS	1,132,000	12/18/2013	1,528,535	8,559
EUR	RBS	2,050,500	12/18/2013	2,770,160	14,126
EUR	RBS	1,905,500	12/18/2013	2,583,088	4,309
EUR	RBS	2,882,000	12/18/2013	3,923,398	(10,053)
EUR	RBS	632,500	12/18/2013	861,734	(2,889)
EUR	RBS	1,601,000	12/18/2013	2,204,128	(30,199)
EUR	RBS	2,838,000	12/18/2013	3,905,623	(52,024)
EUR	RBS	(1,207,000)	12/18/2013	(1,667,142)	28,208
GBP	CSFB	10,000	12/18/2013	15,976	52
GBP	CSFB	370,500	12/18/2013	598,788	(4,951)
GBP	CSFB	29,500	12/18/2013	47,549	(266)
GBP	CSFB	(335,500)	12/18/2013	(537,910)	170
GBP	CSFB	(17,500)	12/18/2013	(28,117)	68
GBP	CSFB	(40,000)	12/18/2013	(64,702)	590

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
GBP	CSFB	(547,500)	12/18/2013	$(871,838)	$(5,694)
GBP	CSFB	(1,477,000)	12/18/2013	(2,359,212)	(8,123)
GBP	CSFB	483,000	12/18/2013	779,111	(4,959)
GBP	CSFB	65,000	12/18/2013	105,133	(951)
GBP	CSFB	445,000	12/18/2013	721,301	(8,056)
GBP	CSFB	1,038,000	12/18/2013	1,684,610	(20,905)
GBP	CSFB	273,000	12/18/2013	440,256	(2,691)
GBP	CSFB	(513,500)	12/18/2013	(830,834)	7,797
GBP	CSFB	(1,112,000)	12/18/2013	(1,801,650)	19,337
GBP	CSFB	(539,000)	12/18/2013	(872,543)	8,634
GBP	CSFB	(107,500)	12/18/2013	(172,981)	680
GBP	CSFB	(1,360,500)	12/18/2013	(2,184,221)	3,613
GBP	RBS	10,000	12/18/2013	15,977	51
GBP	RBS	370,500	12/18/2013	598,801	(4,964)
GBP	RBS	29,500	12/18/2013	47,550	(267)
GBP	RBS	(110,000)	12/18/2013	(171,999)	(4,309)
GBP	RBS	(847,000)	12/18/2013	(1,322,931)	(34,640)
GBP	RBS	(1,069,000)	12/18/2013	(1,715,377)	1,984
GBP	RBS	(1,333,000)	12/18/2013	(2,136,348)	(183)
GBP	RBS	(177,000)	12/18/2013	(283,663)	(33)
GBP	RBS	(238,000)	12/18/2013	(380,287)	(1,179)
GBP	RBS	1,318,000	12/18/2013	2,043,817	68,672
GBP	RBS	5,787,000	12/18/2013	9,018,292	257,107
GBP	RBS	2,089,000	12/18/2013	3,258,201	90,047
GBP	RBS	2,709,000	12/18/2013	4,221,939	120,044
GBP	RBS	(335,500)	12/18/2013	(537,894)	155
GBP	RBS	(17,500)	12/18/2013	(28,117)	68
GBP	RBS	(40,000)	12/18/2013	(64,700)	589
GBP	RBS	(547,500)	12/18/2013	(871,818)	(5,714)
GBP	RBS	(1,477,000)	12/18/2013	(2,359,183)	(8,152)
GBP	RBS	146,000	12/18/2013	228,932	5,076
GBP	RBS	646,000	12/18/2013	1,015,437	19,971
GBP	RBS	1,740,000	12/18/2013	2,749,212	39,659
GBP	RBS	5,637,000	12/18/2013	8,960,083	74,896
GBP	RBS	4,316,000	12/18/2013	6,957,333	(39,652)
GBP	RBS	706,000	12/18/2013	1,135,101	(3,525)
GBP	RBS	1,781,000	12/18/2013	2,862,462	(7,877)
GBP	RBS	483,000	12/18/2013	779,127	(4,975)
GBP	RBS	1,038,000	12/18/2013	1,684,635	(20,929)
GBP	RBS	65,000	12/18/2013	105,135	(953)
GBP	RBS	445,000	12/18/2013	721,308	(8,063)
GBP	RBS	273,000	12/18/2013	440,259	(2,695)
GBP	RBS	(513,500)	12/18/2013	(830,816)	7,778
GBP	RBS	(1,112,000)	12/18/2013	(1,801,615)	19,302
GBP	RBS	(539,000)	12/18/2013	(872,532)	8,623
GBP	RBS	(107,500)	12/18/2013	(172,976)	675
GBP	RBS	(1,360,500)	12/18/2013	(2,184,194)	3,586
HKD	RBS	990,000	12/18/2013	127,684	24
HKD	RBS	(1,152,000)	12/18/2013	(148,607)	1
HUF	CSFB	20,000,000	12/18/2013	91,578	(9)
HUF	CSFB	25,000,000	12/18/2013	113,797	664
HUF	CSFB	30,000,000	12/18/2013	136,857	496
HUF	CSFB	70,000,000	12/18/2013	320,863	(372)
HUF	CSFB	10,000,000	12/18/2013	45,686	99
HUF	CSFB	30,000,000	12/18/2013	136,666	687
HUF	CSFB	40,000,000	12/18/2013	185,562	(2,424)
HUF	CSFB	75,000,000	12/18/2013	347,487	(4,104)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
HUF	CSFB	35,000,000	12/18/2013	$164,048	$(3,802)
HUF	CSFB	65,000,000	12/18/2013	305,110	(7,511)
HUF	CSFB	65,000,000	12/18/2013	305,939	(8,340)
HUF	CSFB	35,000,000	12/18/2013	159,194	1,052
HUF	CSFB	55,000,000	12/18/2013	249,509	2,305
HUF	CSFB	70,000,000	12/18/2013	320,493	(3)
HUF	CSFB	45,000,000	12/18/2013	204,974	1,056
HUF	CSFB	180,000,000	12/18/2013	846,532	(22,413)
HUF	CSFB	5,000,000	12/18/2013	23,445	(553)
HUF	RBS	20,000,000	12/18/2013	91,561	8
HUF	RBS	25,000,000	12/18/2013	113,776	685
HUF	RBS	30,000,000	12/18/2013	136,855	498
HUF	RBS	70,000,000	12/18/2013	320,813	(322)
HUF	RBS	10,000,000	12/18/2013	45,686	98
HUF	RBS	30,000,000	12/18/2013	136,663	690
HUF	RBS	40,000,000	12/18/2013	185,557	(2,420)
HUF	RBS	75,000,000	12/18/2013	347,435	(4,052)
HUF	RBS	35,000,000	12/18/2013	164,047	(3,801)
HUF	RBS	65,000,000	12/18/2013	305,111	(7,512)
HUF	RBS	65,000,000	12/18/2013	305,940	(8,342)
HUF	RBS	180,000,000	12/18/2013	846,341	(22,222)
HUF	RBS	(100,000,000)	12/18/2013	(432,827)	(25,017)
HUF	RBS	(110,000,000)	12/18/2013	(477,548)	(26,081)
HUF	RBS	(644,000,000)	12/18/2013	(2,797,422)	(151,094)
HUF	RBS	10,000,000	12/18/2013	43,968	1,817
HUF	RBS	30,000,000	12/18/2013	131,633	5,720
HUF	RBS	450,000,000	12/18/2013	2,053,691	6,608
HUF	RBS	230,000,000	12/18/2013	1,039,413	13,628
HUF	RBS	35,000,000	12/18/2013	159,154	1,091
HUF	RBS	55,000,000	12/18/2013	249,427	2,388
HUF	RBS	70,000,000	12/18/2013	320,471	20
HUF	RBS	45,000,000	12/18/2013	204,971	1,059
HUF	RBS	5,000,000	12/18/2013	23,446	(553)
IDR	CSFB	50,000,000	12/18/2013	4,365	34
IDR	CSFB	100,000,000	12/18/2013	9,074	(277)
IDR	CSFB	400,000,000	12/18/2013	36,952	(1,763)
IDR	RBS	50,000,000	12/18/2013	4,365	34
IDR	RBS	300,000,000	12/18/2013	26,224	167
IDR	RBS	300,000,000	12/18/2013	26,385	6
IDR	RBS	100,000,000	12/18/2013	8,850	(52)
IDR	RBS	100,000,000	12/18/2013	9,075	(278)
IDR	RBS	(47,800,000,000)	12/18/2013	(3,957,933)	(247,075)
IDR	RBS	(11,000,000,000)	12/18/2013	(986,971)	19,292
IDR	RBS	1,200,000,000	12/18/2013	106,573	(1,008)
IDR	RBS	400,000,000	12/18/2013	36,952	(1,764)
ILS	CSFB	50,000	12/18/2013	14,051	116
ILS	CSFB	450,000	12/18/2013	126,595	911
ILS	CSFB	350,000	12/18/2013	98,249	922
ILS	CSFB	(1,300,000)	12/18/2013	(366,923)	(1,426)
ILS	CSFB	(450,000)	12/18/2013	(127,203)	(302)
ILS	CSFB	(600,000)	12/18/2013	(169,280)	(728)
ILS	CSFB	(150,000)	12/18/2013	(42,612)	110
ILS	CSFB	(300,000)	12/18/2013	(85,160)	157
ILS	CSFB	700,000	12/18/2013	197,575	767
ILS	CSFB	700,000	12/18/2013	197,965	377
ILS	CSFB	850,000	12/18/2013	240,000	844
ILS	CSFB	300,000	12/18/2013	84,386	618

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
ILS	RBS	50,000	12/18/2013	$14,050	$118
ILS	RBS	450,000	12/18/2013	126,605	900
ILS	RBS	350,000	12/18/2013	98,247	924
ILS	RBS	(400,000)	12/18/2013	(110,760)	(2,578)
ILS	RBS	(200,000)	12/18/2013	(54,811)	(1,858)
ILS	RBS	(500,000)	12/18/2013	(136,384)	(5,289)
ILS	RBS	(600,000)	12/18/2013	(164,007)	(6,001)
ILS	RBS	(3,900,000)	12/18/2013	(1,073,520)	(31,528)
ILS	RBS	(2,600,000)	12/18/2013	(720,670)	(16,028)
ILS	RBS	(1,300,000)	12/18/2013	(366,954)	(1,395)
ILS	RBS	(450,000)	12/18/2013	(127,210)	(296)
ILS	RBS	(600,000)	12/18/2013	(169,285)	(722)
ILS	RBS	(150,000)	12/18/2013	(42,595)	93
ILS	RBS	(300,000)	12/18/2013	(85,158)	155
ILS	RBS	1,300,000	12/18/2013	365,115	3,235
ILS	RBS	22,600,000	12/18/2013	6,272,069	131,540
ILS	RBS	8,500,000	12/18/2013	2,398,797	9,640
ILS	RBS	2,600,000	12/18/2013	742,565	(5,866)
ILS	RBS	3,500,000	12/18/2013	997,400	(5,691)
ILS	RBS	800,000	12/18/2013	224,437	2,239
ILS	RBS	700,000	12/18/2013	197,546	796
ILS	RBS	300,000	12/18/2013	85,026	(22)
ILS	RBS	700,000	12/18/2013	197,946	396
ILS	RBS	850,000	12/18/2013	239,996	848
ILS	RBS	300,000	12/18/2013	84,410	593
INR	CSFB	5,500,000	12/18/2013	88,696	(205)
INR	CSFB	8,000,000	12/18/2013	128,185	528
INR	CSFB	12,000,000	12/18/2013	191,450	1,621
INR	CSFB	3,000,000	12/18/2013	48,317	(50)
INR	CSFB	(8,000,000)	12/18/2013	(124,224)	(4,489)
INR	CSFB	(15,500,000)	12/18/2013	(242,717)	(6,666)
INR	CSFB	(9,000,000)	12/18/2013	(140,427)	(4,376)
INR	CSFB	(11,500,000)	12/18/2013	(182,192)	(2,834)
INR	CSFB	(7,500,000)	12/18/2013	(119,028)	(1,641)
INR	CSFB	9,000,000	12/18/2013	144,278	525
INR	CSFB	4,500,000	12/18/2013	72,324	77
INR	RBS	1,000,000	12/18/2013	16,142	(53)
INR	RBS	5,500,000	12/18/2013	88,696	(205)
INR	RBS	8,000,000	12/18/2013	128,185	529
INR	RBS	12,000,000	12/18/2013	191,450	1,621
INR	RBS	3,000,000	12/18/2013	48,317	(50)
INR	RBS	(503,000,000)	12/18/2013	(7,461,381)	(631,486)
INR	RBS	(72,000,000)	12/18/2013	(1,104,288)	(54,134)
INR	RBS	(166,000,000)	12/18/2013	(2,537,339)	(133,468)
INR	RBS	(207,000,000)	12/18/2013	(3,270,997)	(59,467)
INR	RBS	39,000,000	12/18/2013	565,627	61,851
INR	RBS	(8,000,000)	12/18/2013	(124,223)	(4,490)
INR	RBS	(15,500,000)	12/18/2013	(242,718)	(6,665)
INR	RBS	14,000,000	12/18/2013	208,334	16,915
INR	RBS	(9,000,000)	12/18/2013	(140,427)	(4,376)
INR	RBS	(11,500,000)	12/18/2013	(182,192)	(2,834)
INR	RBS	(7,500,000)	12/18/2013	(119,028)	(1,641)
INR	RBS	104,000,000	12/18/2013	1,634,326	38,951
INR	RBS	69,000,000	12/18/2013	1,076,280	33,875
INR	RBS	9,000,000	12/18/2013	144,278	525
INR	RBS	4,500,000	12/18/2013	72,324	77
JPY	CSFB	270,131,500	12/18/2013	2,787,464	(39,382)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
JPY	CSFB	673,081,000	12/18/2013	$6,936,131	$(88,793)
JPY	CSFB	282,875,000	12/18/2013	2,907,132	(29,409)
JPY	CSFB	283,608,500	12/18/2013	2,901,657	(16,472)
JPY	CSFB	251,987,000	12/18/2013	2,574,037	(10,541)
JPY	CSFB	146,469,000	12/18/2013	1,493,913	(3,865)
JPY	CSFB	565,336,000	12/18/2013	5,808,589	(57,355)
JPY	CSFB	312,930,000	12/18/2013	3,224,234	(40,757)
JPY	CSFB	(661,820,500)	12/18/2013	(6,757,232)	24,448
JPY	CSFB	(86,580,000)	12/18/2013	(880,721)	(69)
JPY	CSFB	(315,759,500)	12/18/2013	(3,244,941)	32,679
JPY	CSFB	(339,847,000)	12/18/2013	(3,457,632)	325
JPY	CSFB	(1,073,985,500)	12/18/2013	(10,901,976)	(23,814)
JPY	CSFB	(637,976,500)	12/18/2013	(6,478,521)	(11,694)
JPY	CSFB	260,975,000	12/18/2013	2,668,078	(13,146)
JPY	CSFB	250,392,000	12/18/2013	2,571,267	(23,998)
JPY	CSFB	578,955,500	12/18/2013	5,938,100	(48,313)
JPY	CSFB	298,260,000	12/18/2013	3,048,703	(14,466)
JPY	CSFB	409,765,500	12/18/2013	4,219,958	(51,362)
JPY	CSFB	(53,944,500)	12/18/2013	(552,873)	4,089
JPY	CSFB	(358,779,500)	12/18/2013	(3,677,187)	27,278
JPY	CSFB	(612,855,000)	12/18/2013	(6,240,747)	6,096
JPY	RBS	270,131,500	12/18/2013	2,787,553	(39,471)
JPY	RBS	673,081,000	12/18/2013	6,936,259	(88,921)
JPY	RBS	282,875,000	12/18/2013	2,907,230	(29,507)
JPY	RBS	283,608,500	12/18/2013	2,901,748	(16,563)
JPY	RBS	251,987,000	12/18/2013	2,574,134	(10,638)
JPY	RBS	146,469,000	12/18/2013	1,493,959	(3,911)
JPY	RBS	565,336,000	12/18/2013	5,808,773	(57,539)
JPY	RBS	312,930,000	12/18/2013	3,224,336	(40,860)
JPY	RBS	(239,000,000)	12/18/2013	(2,437,329)	5,952
JPY	RBS	(3,606,611,000)	12/18/2013	(36,225,615)	(464,894)
JPY	RBS	(3,641,792,000)	12/18/2013	(36,453,043)	(595,366)
JPY	RBS	(3,276,547,000)	12/18/2013	(32,977,867)	(354,860)
JPY	RBS	(324,640,000)	12/18/2013	(3,263,063)	(39,541)
JPY	RBS	(1,005,599,000)	12/18/2013	(10,040,455)	(189,631)
JPY	RBS	(1,599,401,000)	12/18/2013	(15,969,924)	(300,984)
JPY	RBS	(934,536,000)	12/18/2013	(9,419,338)	(87,815)
JPY	RBS	(930,312,000)	12/18/2013	(9,384,614)	(79,568)
JPY	RBS	(932,178,000)	12/18/2013	(9,472,400)	(10,764)
JPY	RBS	152,455,000	12/18/2013	1,529,380	21,564
JPY	RBS	(661,820,500)	12/18/2013	(6,757,143)	24,360
JPY	RBS	(86,580,000)	12/18/2013	(880,693)	(96)
JPY	RBS	(339,847,000)	12/18/2013	(3,457,509)	202
JPY	RBS	(1,073,985,500)	12/18/2013	(10,901,777)	(24,013)
JPY	RBS	(637,976,500)	12/18/2013	(6,478,390)	(11,825)
JPY	RBS	498,334,000	12/18/2013	5,019,453	50,161
JPY	RBS	306,003,000	12/18/2013	3,093,782	19,225
JPY	RBS	468,510,000	12/18/2013	4,734,866	31,345
JPY	RBS	207,132,000	12/18/2013	2,101,741	5,439
JPY	RBS	64,668,000	12/18/2013	653,698	4,178
JPY	RBS	254,071,000	12/18/2013	2,576,458	8,238
JPY	RBS	260,975,000	12/18/2013	2,668,184	(13,252)
JPY	RBS	298,260,000	12/18/2013	3,048,771	(14,534)
JPY	RBS	250,392,000	12/18/2013	2,571,338	(24,068)
JPY	RBS	578,955,500	12/18/2013	5,938,153	(48,365)
JPY	RBS	409,765,500	12/18/2013	4,220,023	(51,426)
JPY	RBS	(315,759,500)	12/18/2013	(3,244,838)	32,577

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
JPY	RBS	(53,944,500)	12/18/2013	$(552,865)	$4,080
JPY	RBS	(358,779,500)	12/18/2013	(3,677,139)	27,229
JPY	RBS	(612,855,000)	12/18/2013	(6,240,621)	5,970
KRW	CSFB	125,000,000	12/18/2013	116,377	1,048
KRW	CSFB	75,000,000	12/18/2013	69,891	564
KRW	CSFB	90,000,000	12/18/2013	84,247	299
KRW	CSFB	55,000,000	12/18/2013	51,571	96
KRW	CSFB	55,000,000	12/18/2013	51,872	(205)
KRW	CSFB	(10,000,000)	12/18/2013	(9,297)	(97)
KRW	CSFB	(25,000,000)	12/18/2013	(23,198)	(287)
KRW	CSFB	(80,000,000)	12/18/2013	(74,404)	(748)
KRW	CSFB	(60,000,000)	12/18/2013	(55,664)	(700)
KRW	CSFB	(25,000,000)	12/18/2013	(23,461)	(24)
KRW	CSFB	(5,000,000)	12/18/2013	(4,691)	(6)
KRW	CSFB	(25,000,000)	12/18/2013	(23,124)	(361)
KRW	CSFB	(80,000,000)	12/18/2013	(74,053)	(1,099)
KRW	CSFB	(105,000,000)	12/18/2013	(97,921)	(716)
KRW	CSFB	585,000,000	12/18/2013	541,119	8,430
KRW	CSFB	90,000,000	12/18/2013	83,427	1,119
KRW	CSFB	35,000,000	12/18/2013	32,393	486
KRW	CSFB	(100,000,000)	12/18/2013	(94,387)	447
KRW	RBS	125,000,000	12/18/2013	116,376	1,048
KRW	RBS	75,000,000	12/18/2013	69,892	563
KRW	RBS	90,000,000	12/18/2013	84,248	298
KRW	RBS	55,000,000	12/18/2013	51,571	96
KRW	RBS	55,000,000	12/18/2013	51,873	(206)
KRW	RBS	(340,000,000)	12/18/2013	(310,557)	(8,839)
KRW	RBS	(540,000,000)	12/18/2013	(499,693)	(7,583)
KRW	RBS	(1,260,000,000)	12/18/2013	(1,164,328)	(19,316)
KRW	RBS	(660,000,000)	12/18/2013	(610,827)	(9,177)
KRW	RBS	(260,000,000)	12/18/2013	(240,318)	(3,926)
KRW	RBS	1,570,000,000	12/18/2013	1,405,942	68,914
KRW	RBS	9,530,000,000	12/18/2013	8,604,830	347,645
KRW	RBS	2,130,000,000	12/18/2013	1,938,747	62,174
KRW	RBS	2,740,000,000	12/18/2013	2,488,584	85,371
KRW	RBS	6,604,230,000	12/18/2013	6,004,265	199,744
KRW	RBS	(10,000,000)	12/18/2013	(9,297)	(97)
KRW	RBS	(25,000,000)	12/18/2013	(23,197)	(288)
KRW	RBS	(80,000,000)	12/18/2013	(74,403)	(749)
KRW	RBS	(60,000,000)	12/18/2013	(55,664)	(700)
KRW	RBS	(25,000,000)	12/18/2013	(23,461)	(24)
KRW	RBS	(5,000,000)	12/18/2013	(4,691)	(6)
KRW	RBS	(25,000,000)	12/18/2013	(23,124)	(361)
KRW	RBS	(80,000,000)	12/18/2013	(74,052)	(1,100)
KRW	RBS	(105,000,000)	12/18/2013	(97,919)	(718)
KRW	RBS	320,000,000	12/18/2013	293,934	6,673
KRW	RBS	4,160,000,000	12/18/2013	3,810,298	97,603
KRW	RBS	3,310,000,000	12/18/2013	3,075,271	34,141
KRW	RBS	110,000,000	12/18/2013	101,948	1,386
KRW	RBS	950,000,000	12/18/2013	877,609	14,821
KRW	RBS	585,000,000	12/18/2013	541,120	8,428
KRW	RBS	90,000,000	12/18/2013	83,427	1,119
KRW	RBS	35,000,000	12/18/2013	32,392	487
KRW	RBS	(100,000,000)	12/18/2013	(94,386)	446
MXN	CSFB	11,500,000	12/18/2013	895,304	(17,316)
MXN	CSFB	10,500,000	12/18/2013	818,468	(16,827)
MXN	CSFB	8,500,000	12/18/2013	657,683	(8,735)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
MXN	CSFB	4,000,000	12/18/2013	$308,799	$(3,412)
MXN	CSFB	(4,000,000)	12/18/2013	(301,763)	(3,624)
MXN	CSFB	(5,500,000)	12/18/2013	(416,308)	(3,600)
MXN	CSFB	(7,000,000)	12/18/2013	(527,542)	(6,886)
MXN	CSFB	(7,500,000)	12/18/2013	(563,416)	(9,185)
MXN	CSFB	(11,500,000)	12/18/2013	(868,910)	(9,078)
MXN	CSFB	(7,500,000)	12/18/2013	(569,236)	(3,365)
MXN	CSFB	(3,000,000)	12/18/2013	(227,794)	(1,247)
MXN	CSFB	(9,000,000)	12/18/2013	(678,778)	(8,343)
MXN	CSFB	(14,500,000)	12/18/2013	(1,100,032)	(6,996)
MXN	CSFB	(10,000,000)	12/18/2013	(760,444)	(3,024)
MXN	CSFB	(8,500,000)	12/18/2013	(649,726)	778
MXN	CSFB	5,000,000	12/18/2013	385,989	(4,255)
MXN	CSFB	5,500,000	12/18/2013	425,461	(5,554)
MXN	CSFB	(3,000,000)	12/18/2013	(230,490)	1,450
MXN	CSFB	(2,500,000)	12/18/2013	(193,381)	2,514
MXN	RBS	11,500,000	12/18/2013	895,311	(17,323)
MXN	RBS	10,500,000	12/18/2013	818,442	(16,800)
MXN	RBS	8,500,000	12/18/2013	657,803	(8,856)
MXN	RBS	4,000,000	12/18/2013	308,795	(3,408)
MXN	RBS	(7,000,000)	12/18/2013	(520,230)	(14,197)
MXN	RBS	(19,000,000)	12/18/2013	(1,409,691)	(40,897)
MXN	RBS	(4,000,000)	12/18/2013	(296,479)	(8,908)
MXN	RBS	(8,000,000)	12/18/2013	(601,003)	(9,771)
MXN	RBS	(17,400,000)	12/18/2013	(1,295,221)	(33,213)
MXN	RBS	(6,000,000)	12/18/2013	(455,549)	(2,532)
MXN	RBS	(4,000,000)	12/18/2013	(301,767)	(3,620)
MXN	RBS	(5,500,000)	12/18/2013	(416,302)	(3,605)
MXN	RBS	(7,000,000)	12/18/2013	(527,534)	(6,894)
MXN	RBS	(7,500,000)	12/18/2013	(563,421)	(9,180)
MXN	RBS	(11,500,000)	12/18/2013	(868,880)	(9,108)
MXN	RBS	(7,500,000)	12/18/2013	(569,239)	(3,362)
MXN	RBS	(3,000,000)	12/18/2013	(227,737)	(1,304)
MXN	RBS	(9,000,000)	12/18/2013	(678,767)	(8,354)
MXN	RBS	(14,500,000)	12/18/2013	(1,100,044)	(6,985)
MXN	RBS	(10,000,000)	12/18/2013	(760,486)	(2,982)
MXN	RBS	(8,500,000)	12/18/2013	(649,721)	773
MXN	RBS	4,000,000	12/18/2013	303,191	2,196
MXN	RBS	16,000,000	12/18/2013	1,212,206	9,342
MXN	RBS	46,000,000	12/18/2013	3,532,712	(20,760)
MXN	RBS	64,000,000	12/18/2013	5,007,720	(121,526)
MXN	RBS	22,000,000	12/18/2013	1,711,386	(31,756)
MXN	RBS	22,000,000	12/18/2013	1,706,892	(27,263)
MXN	RBS	14,000,000	12/18/2013	1,080,999	(12,144)
MXN	RBS	8,000,000	12/18/2013	613,165	(2,391)
MXN	RBS	5,000,000	12/18/2013	386,080	(4,346)
MXN	RBS	5,500,000	12/18/2013	425,438	(5,531)
MXN	RBS	(3,000,000)	12/18/2013	(230,485)	1,445
MXN	RBS	(2,500,000)	12/18/2013	(193,384)	2,517
MYR	CSFB	600,000	12/18/2013	188,059	1,442
MYR	CSFB	1,300,000	12/18/2013	405,555	5,030
MYR	CSFB	1,050,000	12/18/2013	325,785	5,841
MYR	CSFB	300,000	12/18/2013	93,415	1,336
MYR	CSFB	150,000	12/18/2013	47,200	175
MYR	CSFB	1,600,000	12/18/2013	502,043	3,293
MYR	CSFB	1,350,000	12/18/2013	426,475	(98)
MYR	CSFB	2,400,000	12/18/2013	759,618	(1,614)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
MYR	CSFB	1,250,000	12/18/2013	$393,455	$1,338
MYR	CSFB	200,000	12/18/2013	62,617	550
MYR	CSFB	100,000	12/18/2013	31,631	(47)
MYR	CSFB	50,000	12/18/2013	15,788	4
MYR	CSFB	150,000	12/18/2013	47,461	(86)
MYR	CSFB	100,000	12/18/2013	31,847	(264)
MYR	CSFB	(750,000)	12/18/2013	(229,216)	(7,660)
MYR	CSFB	(1,300,000)	12/18/2013	(397,965)	(12,621)
MYR	CSFB	(750,000)	12/18/2013	(230,803)	(6,073)
MYR	CSFB	(1,050,000)	12/18/2013	(326,389)	(5,238)
MYR	RBS	1,300,000	12/18/2013	405,561	5,025
MYR	RBS	1,050,000	12/18/2013	325,790	5,837
MYR	RBS	300,000	12/18/2013	93,416	1,334
MYR	RBS	150,000	12/18/2013	47,200	175
MYR	RBS	1,600,000	12/18/2013	502,050	3,286
MYR	RBS	1,350,000	12/18/2013	426,481	(104)
MYR	RBS	2,400,000	12/18/2013	759,629	(1,625)
MYR	RBS	1,250,000	12/18/2013	393,461	1,333
MYR	RBS	200,000	12/18/2013	62,618	549
MYR	RBS	100,000	12/18/2013	31,631	(48)
MYR	RBS	50,000	12/18/2013	15,788	4
MYR	RBS	150,000	12/18/2013	47,462	(87)
MYR	RBS	(2,000,000)	12/18/2013	(601,866)	(29,804)
MYR	RBS	(1,600,000)	12/18/2013	(484,696)	(20,640)
MYR	RBS	(15,200,000)	12/18/2013	(4,566,622)	(234,071)
MYR	RBS	(600,000)	12/18/2013	(179,961)	(9,540)
MYR	RBS	(600,000)	12/18/2013	(183,119)	(6,382)
MYR	RBS	(500,000)	12/18/2013	(152,949)	(4,968)
MYR	RBS	(700,000)	12/18/2013	(220,820)	(264)
MYR	RBS	(750,000)	12/18/2013	(229,213)	(7,663)
MYR	RBS	(1,300,000)	12/18/2013	(397,962)	(12,624)
MYR	RBS	(750,000)	12/18/2013	(230,800)	(6,076)
MYR	RBS	(1,050,000)	12/18/2013	(326,385)	(5,242)
MYR	RBS	1,700,000	12/18/2013	534,518	2,402
MYR	RBS	4,400,000	12/18/2013	1,380,204	9,470
MYR	RBS	2,300,000	12/18/2013	713,068	13,353
MYR	RBS	1,900,000	12/18/2013	587,066	13,021
MYR	RBS	600,000	12/18/2013	188,062	1,439
MYR	RBS	100,000	12/18/2013	31,848	(264)
NOK	CSFB	2,629,500	12/18/2013	443,117	(2,223)
NOK	CSFB	11,568,500	12/18/2013	1,953,406	(13,690)
NOK	CSFB	3,891,000	12/18/2013	659,676	(7,263)
NOK	CSFB	(3,873,500)	12/18/2013	(643,049)	(6,430)
NOK	CSFB	(5,214,000)	12/18/2013	(868,621)	(5,622)
NOK	CSFB	(4,360,000)	12/18/2013	(729,330)	(1,721)
NOK	CSFB	(2,918,500)	12/18/2013	(486,963)	(2,388)
NOK	CSFB	(10,913,000)	12/18/2013	(1,827,643)	(2,164)
NOK	CSFB	(4,559,500)	12/18/2013	(759,401)	(5,100)
NOK	CSFB	(17,867,500)	12/18/2013	(2,953,908)	(41,976)
NOK	CSFB	(28,062,000)	12/18/2013	(4,650,123)	(55,095)
NOK	CSFB	(12,340,500)	12/18/2013	(2,059,283)	(9,876)
NOK	CSFB	(5,242,000)	12/18/2013	(868,111)	(10,827)
NOK	CSFB	8,396,500	12/18/2013	1,424,514	(16,654)
NOK	CSFB	6,767,000	12/18/2013	1,144,176	(9,538)
NOK	CSFB	8,831,000	12/18/2013	1,501,201	(20,487)
NOK	RBS	2,629,500	12/18/2013	443,133	(2,239)
NOK	RBS	11,568,500	12/18/2013	1,953,425	(13,709)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
NOK	RBS	3,891,000	12/18/2013	$659,673	$(7,261)
NOK	RBS	(227,000)	12/18/2013	(37,068)	(994)
NOK	RBS	(30,981,000)	12/18/2013	(5,078,795)	(115,860)
NOK	RBS	(3,371,000)	12/18/2013	(551,005)	(14,218)
NOK	RBS	(1,914,000)	12/18/2013	(311,676)	(9,249)
NOK	RBS	(326,050,000)	12/18/2013	(54,723,362)	53,824
NOK	RBS	(37,418,000)	12/18/2013	(6,212,319)	(61,641)
NOK	RBS	(1,355,000)	12/18/2013	(225,783)	(1,413)
NOK	RBS	(5,214,000)	12/18/2013	(868,626)	(5,617)
NOK	RBS	(3,873,500)	12/18/2013	(643,052)	(6,426)
NOK	RBS	(4,360,000)	12/18/2013	(729,340)	(1,711)
NOK	RBS	(2,918,500)	12/18/2013	(486,957)	(2,394)
NOK	RBS	(10,913,000)	12/18/2013	(1,827,665)	(2,142)
NOK	RBS	(4,559,500)	12/18/2013	(759,398)	(5,104)
NOK	RBS	(17,867,500)	12/18/2013	(2,953,904)	(41,980)
NOK	RBS	(28,062,000)	12/18/2013	(4,650,153)	(55,065)
NOK	RBS	(12,340,500)	12/18/2013	(2,059,281)	(9,879)
NOK	RBS	(5,242,000)	12/18/2013	(868,116)	(10,822)
NOK	RBS	73,580,000	12/18/2013	12,373,595	(36,271)
NOK	RBS	57,246,000	12/18/2013	9,676,848	(78,282)
NOK	RBS	63,089,000	12/18/2013	10,659,469	(81,194)
NOK	RBS	78,687,000	12/18/2013	13,548,608	(354,981)
NOK	RBS	72,535,000	12/18/2013	12,406,634	(244,527)
NOK	RBS	1,930,000	12/18/2013	325,780	(2,172)
NOK	RBS	8,396,500	12/18/2013	1,424,506	(16,646)
NOK	RBS	6,767,000	12/18/2013	1,144,172	(9,534)
NOK	RBS	8,831,000	12/18/2013	1,501,199	(20,486)
NZD	CSFB	347,000	12/18/2013	285,810	(167)
NZD	CSFB	2,377,000	12/18/2013	1,962,455	(5,754)
NZD	CSFB	1,707,500	12/18/2013	1,409,497	(3,916)
NZD	CSFB	3,601,500	12/18/2013	2,959,558	5,128
NZD	CSFB	1,777,500	12/18/2013	1,474,189	(10,985)
NZD	CSFB	939,000	12/18/2013	784,511	(11,544)
NZD	CSFB	(236,500)	12/18/2013	(199,510)	4,828
NZD	CSFB	(4,035,000)	12/18/2013	(3,395,253)	73,718
NZD	CSFB	390,500	12/18/2013	320,904	549
NZD	CSFB	850,000	12/18/2013	694,569	5,135
NZD	CSFB	837,000	12/18/2013	693,948	(4,946)
NZD	CSFB	1,624,500	12/18/2013	1,345,023	(7,766)
NZD	CSFB	554,000	12/18/2013	458,166	(2,123)
NZD	CSFB	(3,386,000)	12/18/2013	(2,832,287)	44,997
NZD	CSFB	(7,720,500)	12/18/2013	(6,440,073)	84,706
NZD	CSFB	(4,946,500)	12/18/2013	(4,093,080)	21,216
NZD	CSFB	(800,000)	12/18/2013	(662,460)	3,915
NZD	CSFB	(6,541,000)	12/18/2013	(5,384,340)	(86)
NZD	CSFB	(4,184,500)	12/18/2013	(3,450,595)	5,995
NZD	RBS	347,000	12/18/2013	285,815	(171)
NZD	RBS	2,377,000	12/18/2013	1,962,488	(5,788)
NZD	RBS	1,707,500	12/18/2013	1,409,605	(4,024)
NZD	RBS	3,601,500	12/18/2013	2,959,756	4,930
NZD	RBS	1,777,500	12/18/2013	1,474,265	(11,062)
NZD	RBS	939,000	12/18/2013	784,534	(11,567)
NZD	RBS	(459,000)	12/18/2013	(354,857)	(22,983)
NZD	RBS	(31,191,000)	12/18/2013	(24,627,308)	(1,048,524)
NZD	RBS	6,473,000	12/18/2013	5,068,481	259,968
NZD	RBS	12,390,000	12/18/2013	9,693,375	505,835
NZD	RBS	17,045,000	12/18/2013	13,441,804	589,312

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
NZD	RBS	8,185,000	12/18/2013	$6,512,028	$225,706
NZD	RBS	(236,500)	12/18/2013	(199,506)	4,824
NZD	RBS	(4,035,000)	12/18/2013	(3,395,059)	73,524
NZD	RBS	11,578,000	12/18/2013	9,248,179	282,608
NZD	RBS	7,429,000	12/18/2013	5,950,991	164,419
NZD	RBS	5,733,000	12/18/2013	4,638,563	80,733
NZD	RBS	17,262,000	12/18/2013	14,083,260	126,488
NZD	RBS	4,384,000	12/18/2013	3,662,134	(53,309)
NZD	RBS	3,952,000	12/18/2013	3,257,639	(4,429)
NZD	RBS	792,000	12/18/2013	654,532	(2,573)
NZD	RBS	390,500	12/18/2013	320,908	544
NZD	RBS	1,624,500	12/18/2013	1,345,088	(7,831)
NZD	RBS	850,000	12/18/2013	694,595	5,108
NZD	RBS	837,000	12/18/2013	693,967	(4,965)
NZD	RBS	554,000	12/18/2013	458,163	(2,121)
NZD	RBS	(3,386,000)	12/18/2013	(2,832,196)	44,906
NZD	RBS	(7,720,500)	12/18/2013	(6,439,340)	83,972
NZD	RBS	(4,946,500)	12/18/2013	(4,092,853)	20,989
NZD	RBS	(800,000)	12/18/2013	(662,432)	3,888
NZD	RBS	(6,541,000)	12/18/2013	(5,384,196)	(230)
NZD	RBS	(4,184,500)	12/18/2013	(3,450,495)	5,894
PHP	CSFB	(4,500,000)	12/18/2013	(104,432)	210
PHP	RBS	(31,000,000)	12/18/2013	(692,878)	(25,096)
PHP	RBS	(1,000,000)	12/18/2013	(22,386)	(774)
PHP	RBS	(16,000,000)	12/18/2013	(358,979)	(11,589)
PHP	RBS	(340,000,000)	12/18/2013	(7,647,268)	(227,295)
PHP	RBS	(4,500,000)	12/18/2013	(104,430)	208
PHP	RBS	61,000,000	12/18/2013	1,430,946	(18,157)
PHP	RBS	53,000,000	12/18/2013	1,238,777	(11,271)
PHP	RBS	55,000,000	12/18/2013	1,281,479	(7,653)
PHP	RBS	56,000,000	12/18/2013	1,297,524	(537)
PHP	RBS	43,000,000	12/18/2013	992,633	3,268
PLN	CSFB	400,000	12/18/2013	128,649	808
PLN	CSFB	950,000	12/18/2013	306,619	841
PLN	CSFB	1,000,000	12/18/2013	321,369	2,273
PLN	CSFB	400,000	12/18/2013	128,822	636
PLN	CSFB	(1,300,000)	12/18/2013	(424,076)	3,340
PLN	CSFB	(350,000)	12/18/2013	(114,032)	757
PLN	CSFB	(550,000)	12/18/2013	(180,631)	2,628
PLN	CSFB	1,650,000	12/18/2013	526,087	7,924
PLN	CSFB	2,150,000	12/18/2013	688,188	7,644
PLN	CSFB	1,300,000	12/18/2013	414,041	6,694
PLN	CSFB	1,450,000	12/18/2013	466,492	2,791
PLN	CSFB	300,000	12/18/2013	96,591	502
PLN	CSFB	(1,300,000)	12/18/2013	(427,564)	6,828
PLN	RBS	400,000	12/18/2013	128,637	821
PLN	RBS	950,000	12/18/2013	306,594	867
PLN	RBS	1,000,000	12/18/2013	321,360	2,283
PLN	RBS	400,000	12/18/2013	128,820	638
PLN	RBS	(6,300,000)	12/18/2013	(1,942,850)	(96,099)
PLN	RBS	(4,900,000)	12/18/2013	(1,504,385)	(81,465)
PLN	RBS	(1,700,000)	12/18/2013	(520,835)	(29,358)
PLN	RBS	(3,900,000)	12/18/2013	(1,192,161)	(70,046)
PLN	RBS	(2,700,000)	12/18/2013	(828,407)	(45,429)
PLN	RBS	(700,000)	12/18/2013	(221,876)	(4,674)
PLN	RBS	(1,300,000)	12/18/2013	(424,062)	3,327
PLN	RBS	(350,000)	12/18/2013	(114,036)	761

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
PLN	RBS	(550,000)	12/18/2013	$(180,638)	$2,634
PLN	RBS	7,200,000	12/18/2013	2,262,851	67,378
PLN	RBS	26,300,000	12/18/2013	8,150,544	361,262
PLN	RBS	13,400,000	12/18/2013	4,222,114	114,700
PLN	RBS	15,800,000	12/18/2013	5,087,498	26,058
PLN	RBS	2,000,000	12/18/2013	638,795	8,491
PLN	RBS	600,000	12/18/2013	190,702	3,484
PLN	RBS	2,800,000	12/18/2013	891,098	15,102
PLN	RBS	1,650,000	12/18/2013	526,020	7,990
PLN	RBS	2,150,000	12/18/2013	688,167	7,665
PLN	RBS	1,300,000	12/18/2013	413,985	6,750
PLN	RBS	1,450,000	12/18/2013	466,473	2,809
PLN	RBS	300,000	12/18/2013	96,588	505
PLN	RBS	(1,300,000)	12/18/2013	(427,524)	6,788
RUB	CSFB	37,500,000	12/18/2013	1,169,037	(10,288)
RUB	CSFB	(3,000,000)	12/18/2013	(91,687)	(1,013)
RUB	CSFB	(6,000,000)	12/18/2013	(183,317)	(2,083)
RUB	CSFB	(8,500,000)	12/18/2013	(260,138)	(2,512)
RUB	CSFB	(4,000,000)	12/18/2013	(123,702)	102
RUB	CSFB	(4,000,000)	12/18/2013	(124,386)	786
RUB	CSFB	(16,000,000)	12/18/2013	(488,773)	(5,626)
RUB	CSFB	(7,000,000)	12/18/2013	(214,018)	(2,282)
RUB	CSFB	(52,500,000)	12/18/2013	(1,610,924)	(11,324)
RUB	CSFB	(5,500,000)	12/18/2013	(168,814)	(1,136)
RUB	CSFB	11,000,000	12/18/2013	341,094	(1,194)
RUB	RBS	3,000,000	12/18/2013	93,662	(962)
RUB	RBS	37,500,000	12/18/2013	1,169,053	(10,305)
RUB	RBS	(27,000,000)	12/18/2013	(793,530)	(40,769)
RUB	RBS	(8,000,000)	12/18/2013	(235,336)	(11,864)
RUB	RBS	(271,000,000)	12/18/2013	(8,056,240)	(317,649)
RUB	RBS	(3,000,000)	12/18/2013	(91,685)	(1,014)
RUB	RBS	53,000,000	12/18/2013	1,575,593	62,105
RUB	RBS	(6,000,000)	12/18/2013	(183,314)	(2,085)
RUB	RBS	(5,000,000)	12/18/2013	(153,186)	(1,314)
RUB	RBS	(8,500,000)	12/18/2013	(260,133)	(2,517)
RUB	RBS	(4,000,000)	12/18/2013	(123,700)	100
RUB	RBS	(4,000,000)	12/18/2013	(124,385)	785
RUB	RBS	(16,000,000)	12/18/2013	(488,764)	(5,635)
RUB	RBS	(7,000,000)	12/18/2013	(214,014)	(2,286)
RUB	RBS	(52,500,000)	12/18/2013	(1,610,899)	(11,349)
RUB	RBS	(5,500,000)	12/18/2013	(168,814)	(1,136)
RUB	RBS	89,000,000	12/18/2013	2,659,627	90,469
RUB	RBS	72,000,000	12/18/2013	2,168,943	55,854
RUB	RBS	103,000,000	12/18/2013	3,136,959	45,737
RUB	RBS	261,000,000	12/18/2013	8,143,689	(78,799)
RUB	RBS	83,000,000	12/18/2013	2,576,677	(11,980)
RUB	RBS	40,000,000	12/18/2013	1,234,212	1,787
RUB	RBS	31,000,000	12/18/2013	960,813	(2,914)
RUB	RBS	24,000,000	12/18/2013	740,584	1,015
RUB	RBS	21,000,000	12/18/2013	644,086	4,813
RUB	RBS	3,000,000	12/18/2013	91,215	1,485
RUB	RBS	11,000,000	12/18/2013	341,099	(1,199)
SEK	CSFB	(11,377,000)	12/18/2013	(1,761,887)	8,313
SEK	CSFB	(3,701,000)	12/18/2013	(576,525)	6,078
SEK	CSFB	(2,272,000)	12/18/2013	(353,186)	2,995
SEK	CSFB	(1,947,000)	12/18/2013	(303,704)	3,607
SEK	CSFB	(14,342,500)	12/18/2013	(2,232,888)	22,232

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
SEK	CSFB	(14,543,500)	12/18/2013	$(2,249,652)	$8,015
SEK	CSFB	(24,491,000)	12/18/2013	(3,757,847)	(17,030)
SEK	CSFB	(27,238,000)	12/18/2013	(4,199,893)	1,611
SEK	CSFB	(29,418,000)	12/18/2013	(4,531,619)	(2,674)
SEK	CSFB	(33,293,000)	12/18/2013	(5,110,905)	(20,654)
SEK	CSFB	14,269,500	12/18/2013	2,228,974	(29,569)
SEK	CSFB	9,374,000	12/18/2013	1,472,955	(28,109)
SEK	CSFB	4,349,000	12/18/2013	681,415	(11,089)
SEK	CSFB	7,176,500	12/18/2013	1,126,696	(20,558)
SEK	CSFB	11,459,500	12/18/2013	1,812,051	(45,761)
SEK	CSFB	10,188,500	12/18/2013	1,597,465	(27,078)
SEK	CSFB	4,775,500	12/18/2013	748,130	(12,067)
SEK	RBS	(139,976,000)	12/18/2013	(20,930,255)	(644,703)
SEK	RBS	(17,961,000)	12/18/2013	(2,701,629)	(66,759)
SEK	RBS	(22,427,000)	12/18/2013	(3,411,692)	(45,055)
SEK	RBS	11,862,000	12/18/2013	1,787,942	40,387
SEK	RBS	541,000	12/18/2013	81,628	1,758
SEK	RBS	(11,377,000)	12/18/2013	(1,761,907)	8,333
SEK	RBS	(3,701,000)	12/18/2013	(576,529)	6,081
SEK	RBS	(2,272,000)	12/18/2013	(353,184)	2,993
SEK	RBS	(1,947,000)	12/18/2013	(303,703)	3,606
SEK	RBS	(14,342,500)	12/18/2013	(2,232,898)	22,242
SEK	RBS	(14,543,500)	12/18/2013	(2,249,620)	7,983
SEK	RBS	(24,491,000)	12/18/2013	(3,757,899)	(16,979)
SEK	RBS	(27,238,000)	12/18/2013	(4,199,876)	1,594
SEK	RBS	(29,418,000)	12/18/2013	(4,531,651)	(2,641)
SEK	RBS	(33,293,000)	12/18/2013	(5,110,914)	(20,645)
SEK	RBS	27,817,000	12/18/2013	4,241,066	46,459
SEK	RBS	60,063,000	12/18/2013	9,198,061	59,646
SEK	RBS	86,616,000	12/18/2013	13,349,506	902
SEK	RBS	92,302,000	12/18/2013	14,545,561	(318,752)
SEK	RBS	62,883,000	12/18/2013	9,920,783	(228,421)
SEK	RBS	22,155,000	12/18/2013	3,473,859	(59,037)
SEK	RBS	12,169,000	12/18/2013	1,903,665	(28,017)
SEK	RBS	9,682,000	12/18/2013	1,508,863	(16,545)
SEK	RBS	4,630,000	12/18/2013	719,357	(5,720)
SEK	RBS	4,349,000	12/18/2013	681,420	(11,094)
SEK	RBS	14,269,500	12/18/2013	2,228,999	(29,594)
SEK	RBS	9,374,000	12/18/2013	1,472,957	(28,111)
SEK	RBS	7,176,500	12/18/2013	1,126,660	(20,522)
SEK	RBS	11,459,500	12/18/2013	1,812,048	(45,757)
SEK	RBS	10,188,500	12/18/2013	1,597,462	(27,075)
SEK	RBS	4,775,500	12/18/2013	748,133	(12,070)
SGD	CSFB	1,100,000	12/18/2013	884,823	734
SGD	CSFB	2,950,000	12/18/2013	2,374,209	694
SGD	CSFB	1,250,000	12/18/2013	1,006,031	284
SGD	CSFB	350,000	12/18/2013	283,448	(1,680)
SGD	CSFB	(650,000)	12/18/2013	(516,862)	(6,422)
SGD	CSFB	(500,000)	12/18/2013	(398,419)	(4,107)
SGD	CSFB	(650,000)	12/18/2013	(519,228)	(4,055)
SGD	CSFB	(1,250,000)	12/18/2013	(1,001,453)	(4,862)
SGD	CSFB	(950,000)	12/18/2013	(761,267)	(3,532)
SGD	CSFB	(100,000)	12/18/2013	(80,176)	(330)
SGD	CSFB	(1,050,000)	12/18/2013	(840,616)	(4,689)
SGD	CSFB	(300,000)	12/18/2013	(241,779)	263
SGD	CSFB	(750,000)	12/18/2013	(600,242)	(3,547)
SGD	CSFB	(450,000)	12/18/2013	(359,775)	(2,498)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
SGD	CSFB	450,000	12/18/2013	$364,171	$(1,898)
SGD	CSFB	750,000	12/18/2013	605,416	(1,627)
SGD	CSFB	1,050,000	12/18/2013	845,968	(664)
SGD	CSFB	(300,000)	12/18/2013	(242,384)	868
SGD	RBS	700,000	12/18/2013	561,397	2,140
SGD	RBS	1,100,000	12/18/2013	884,822	735
SGD	RBS	2,950,000	12/18/2013	2,374,157	746
SGD	RBS	1,250,000	12/18/2013	1,006,098	217
SGD	RBS	350,000	12/18/2013	283,447	(1,679)
SGD	RBS	(23,810,000)	12/18/2013	(18,671,804)	(496,481)
SGD	RBS	(800,000)	12/18/2013	(637,777)	(6,265)
SGD	RBS	1,500,000	12/18/2013	1,177,566	30,012
SGD	RBS	(650,000)	12/18/2013	(516,874)	(6,410)
SGD	RBS	1,400,000	12/18/2013	1,095,784	31,289
SGD	RBS	2,200,000	12/18/2013	1,726,252	44,862
SGD	RBS	1,300,000	12/18/2013	1,016,930	29,637
SGD	RBS	1,900,000	12/18/2013	1,489,991	39,607
SGD	RBS	(500,000)	12/18/2013	(398,412)	(4,114)
SGD	RBS	1,100,000	12/18/2013	866,856	18,701
SGD	RBS	(650,000)	12/18/2013	(519,252)	(4,032)
SGD	RBS	(1,250,000)	12/18/2013	(1,001,449)	(4,866)
SGD	RBS	(950,000)	12/18/2013	(761,276)	(3,523)
SGD	RBS	(100,000)	12/18/2013	(80,178)	(327)
SGD	RBS	(1,050,000)	12/18/2013	(840,535)	(4,770)
SGD	RBS	(300,000)	12/18/2013	(241,778)	263
SGD	RBS	(750,000)	12/18/2013	(600,260)	(3,529)
SGD	RBS	(450,000)	12/18/2013	(359,772)	(2,501)
SGD	RBS	1,700,000	12/18/2013	1,342,239	26,349
SGD	RBS	2,200,000	12/18/2013	1,737,126	33,988
SGD	RBS	7,800,000	12/18/2013	6,174,164	105,240
SGD	RBS	2,100,000	12/18/2013	1,687,231	3,378
SGD	RBS	2,200,000	12/18/2013	1,764,040	7,074
SGD	RBS	4,000,000	12/18/2013	3,203,618	16,589
SGD	RBS	1,400,000	12/18/2013	1,117,020	10,053
SGD	RBS	700,000	12/18/2013	557,798	5,739
SGD	RBS	450,000	12/18/2013	364,154	(1,881)
SGD	RBS	750,000	12/18/2013	605,412	(1,623)
SGD	RBS	1,050,000	12/18/2013	845,961	(657)
SGD	RBS	(300,000)	12/18/2013	(242,382)	866
TRY	CSFB	450,000	12/18/2013	224,288	(774)
TRY	CSFB	100,000	12/18/2013	49,743	(74)
TRY	CSFB	100,000	12/18/2013	49,926	(256)
TRY	CSFB	250,000	12/18/2013	125,838	(1,664)
TRY	CSFB	150,000	12/18/2013	75,502	(997)
TRY	CSFB	150,000	12/18/2013	75,329	(825)
TRY	CSFB	(1,050,000)	12/18/2013	(506,855)	(14,678)
TRY	CSFB	(650,000)	12/18/2013	(319,029)	(3,825)
TRY	CSFB	500,000	12/18/2013	247,475	873
TRY	RBS	450,000	12/18/2013	224,213	(699)
TRY	RBS	100,000	12/18/2013	49,725	(55)
TRY	RBS	100,000	12/18/2013	49,921	(251)
TRY	RBS	250,000	12/18/2013	125,864	(1,689)
TRY	RBS	150,000	12/18/2013	75,508	(1,004)
TRY	RBS	150,000	12/18/2013	75,270	(765)
TRY	RBS	(21,680,000)	12/18/2013	(10,329,220)	(439,181)
TRY	RBS	(800,000)	12/18/2013	(381,208)	(16,150)
TRY	RBS	(200,000)	12/18/2013	(97,178)	(2,161)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
TRY	RBS	(3,100,000)	12/18/2013	$(1,517,424)	$(22,338)
TRY	RBS	(3,100,000)	12/18/2013	(1,564,146)	24,384
TRY	RBS	200,000	12/18/2013	96,234	3,105
TRY	RBS	(1,050,000)	12/18/2013	(507,318)	(14,214)
TRY	RBS	(650,000)	12/18/2013	(319,346)	(3,507)
TRY	RBS	5,600,000	12/18/2013	2,791,508	(10,002)
TRY	RBS	2,900,000	12/18/2013	1,438,774	1,649
TRY	RBS	900,000	12/18/2013	444,103	2,925
TRY	RBS	1,700,000	12/18/2013	837,180	7,206
TRY	RBS	500,000	12/18/2013	247,261	1,088
TWD	CSFB	29,500,000	12/18/2013	1,009,934	(4,752)
TWD	CSFB	29,500,000	12/18/2013	1,008,122	(2,940)
TWD	CSFB	39,500,000	12/18/2013	1,349,970	(4,047)
TWD	CSFB	(19,000,000)	12/18/2013	(644,282)	(3,123)
TWD	CSFB	(35,000,000)	12/18/2013	(1,188,751)	(3,839)
TWD	CSFB	(27,000,000)	12/18/2013	(918,424)	(1,573)
TWD	CSFB	(39,500,000)	12/18/2013	(1,346,966)	1,043
TWD	CSFB	(21,500,000)	12/18/2013	(735,290)	2,699
TWD	CSFB	(6,000,000)	12/18/2013	(204,952)	508
TWD	CSFB	(28,000,000)	12/18/2013	(956,061)	1,990
TWD	CSFB	(6,000,000)	12/18/2013	(204,602)	158
TWD	CSFB	(8,500,000)	12/18/2013	(289,903)	274
TWD	CSFB	15,000,000	12/18/2013	510,867	242
TWD	CSFB	(11,500,000)	12/18/2013	(392,288)	437
TWD	CSFB	(16,500,000)	12/18/2013	(563,137)	916
TWD	RBS	29,500,000	12/18/2013	1,009,948	(4,766)
TWD	RBS	29,500,000	12/18/2013	1,008,136	(2,954)
TWD	RBS	39,500,000	12/18/2013	1,349,993	(4,070)
TWD	RBS	(474,000,000)	12/18/2013	(16,015,398)	(135,673)
TWD	RBS	88,000,000	12/18/2013	2,967,268	31,243
TWD	RBS	90,000,000	12/18/2013	3,044,716	21,943
TWD	RBS	(19,000,000)	12/18/2013	(644,273)	(3,132)
TWD	RBS	84,000,000	12/18/2013	2,835,500	26,715
TWD	RBS	85,000,000	12/18/2013	2,875,079	21,210
TWD	RBS	(35,000,000)	12/18/2013	(1,188,736)	(3,853)
TWD	RBS	(27,000,000)	12/18/2013	(918,411)	(1,586)
TWD	RBS	(39,500,000)	12/18/2013	(1,346,951)	1,029
TWD	RBS	(21,500,000)	12/18/2013	(735,286)	2,696
TWD	RBS	(6,000,000)	12/18/2013	(204,953)	509
TWD	RBS	(28,000,000)	12/18/2013	(956,053)	1,982
TWD	RBS	(6,000,000)	12/18/2013	(204,599)	156
TWD	RBS	(8,500,000)	12/18/2013	(289,899)	270
TWD	RBS	66,000,000	12/18/2013	2,239,231	9,652
TWD	RBS	57,000,000	12/18/2013	1,925,875	16,342
TWD	RBS	29,000,000	12/18/2013	981,572	6,573
TWD	RBS	67,000,000	12/18/2013	2,271,234	11,723
TWD	RBS	20,000,000	12/18/2013	682,724	(1,244)
TWD	RBS	12,000,000	12/18/2013	408,796	92
TWD	RBS	77,000,000	12/18/2013	2,622,892	805
TWD	RBS	4,000,000	12/18/2013	135,965	331
TWD	RBS	15,000,000	12/18/2013	510,875	235
TWD	RBS	(11,500,000)	12/18/2013	(392,291)	440
TWD	RBS	(16,500,000)	12/18/2013	(563,129)	908
ZAR	CSFB	1,600,000	12/18/2013	161,194	(2,994)
ZAR	CSFB	5,900,000	12/18/2013	595,314	(11,952)
ZAR	CSFB	2,650,000	12/18/2013	269,223	(7,205)
ZAR	CSFB	1,000,000	12/18/2013	101,233	(2,358)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
ZAR	CSFB	(11,400,000)	12/18/2013	$(1,119,583)	$(7,590)
ZAR	CSFB	(10,300,000)	12/18/2013	(1,012,713)	(5,698)
ZAR	CSFB	(9,800,000)	12/18/2013	(956,306)	(12,667)
ZAR	CSFB	(7,300,000)	12/18/2013	(719,061)	(2,725)
ZAR	CSFB	(3,650,000)	12/18/2013	(361,167)	274
ZAR	CSFB	(1,150,000)	12/18/2013	(113,582)	(124)
ZAR	CSFB	(900,000)	12/18/2013	(89,232)	245
ZAR	CSFB	(2,650,000)	12/18/2013	(264,117)	2,099
ZAR	CSFB	(1,650,000)	12/18/2013	(164,494)	1,351
ZAR	CSFB	3,600,000	12/18/2013	364,988	(9,039)
ZAR	CSFB	550,000	12/18/2013	55,427	(1,046)
ZAR	CSFB	1,800,000	12/18/2013	181,707	(3,732)
ZAR	RBS	1,600,000	12/18/2013	161,199	(2,999)
ZAR	RBS	5,900,000	12/18/2013	595,275	(11,914)
ZAR	RBS	2,650,000	12/18/2013	269,230	(7,211)
ZAR	RBS	1,000,000	12/18/2013	101,232	(2,358)
ZAR	RBS	(126,100,000)	12/18/2013	(12,424,848)	(43,265)
ZAR	RBS	(6,300,000)	12/18/2013	(631,494)	8,582
ZAR	RBS	(4,600,000)	12/18/2013	(460,928)	6,104
ZAR	RBS	(15,200,000)	12/18/2013	(1,504,961)	2,064
ZAR	RBS	(10,900,000)	12/18/2013	(1,066,087)	(11,649)
ZAR	RBS	(11,400,000)	12/18/2013	(1,119,808)	(7,365)
ZAR	RBS	1,400,000	12/18/2013	135,425	2,999
ZAR	RBS	16,500,000	12/18/2013	1,631,155	279
ZAR	RBS	(10,300,000)	12/18/2013	(1,012,905)	(5,506)
ZAR	RBS	(9,800,000)	12/18/2013	(956,427)	(12,546)
ZAR	RBS	(7,300,000)	12/18/2013	(719,049)	(2,737)
ZAR	RBS	(3,650,000)	12/18/2013	(361,166)	273
ZAR	RBS	(1,150,000)	12/18/2013	(113,601)	(105)
ZAR	RBS	(900,000)	12/18/2013	(89,238)	251
ZAR	RBS	(2,650,000)	12/18/2013	(264,120)	2,102
ZAR	RBS	(1,650,000)	12/18/2013	(164,489)	1,345
ZAR	RBS	29,600,000	12/18/2013	2,911,463	15,231
ZAR	RBS	8,500,000	12/18/2013	840,511	(75)
ZAR	RBS	9,900,000	12/18/2013	983,691	(4,830)
ZAR	RBS	16,000,000	12/18/2013	1,608,059	(26,062)
ZAR	RBS	14,500,000	12/18/2013	1,486,112	(52,428)
ZAR	RBS	7,300,000	12/18/2013	735,660	(13,874)
ZAR	RBS	3,600,000	12/18/2013	364,971	(9,022)
ZAR	RBS	550,000	12/18/2013	55,427	(1,046)
ZAR	RBS	1,800,000	12/18/2013	181,727	(3,752)

					$(4,847,504)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

VALUATION SUMMARY: (H)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
ASSETS
Investment Securities
Short-Term U.S. Government Obligation	$—	$104,906,536	$—	$104,906,536
Short-Term Investment Companies	298,221,197	—	—	298,221,197
Total Investment Securities	$298,221,197	$104,906,536	$—	$403,127,733

Derivative Financial Instruments
Total Return Swap Agreements (I)	$—	$1,292,330	$—	$1,292,330
Futures Contracts (I)	12,265,561	—	—	12,265,561
Forward Foreign Currency Contracts (I)	—	17,334,312	—	17,334,312
Total Derivative Financial Instruments	$12,265,561	$18,626,642	$—	$30,892,203

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at October 31, 2013
LIABILITIES
Derivative Financial Instruments
Total Return Swap Agreements (I)	$—	$(417,986)	$—	$(417,986)
Futures Contracts (I)	(3,584,311)	—	—	(3,584,311)
Forward Foreign Currency Contracts (I)	—	(22,181,816)	—	(22,181,816)
Total Derivative Financial Instruments	$(3,584,311)	$(22,599,802)	$—	$(26,184,113)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at October 31, 2013.
(B)	Aggregate cost for federal income tax purposes is $429,675,239. Net unrealized depreciation for tax purposes is $8,867,940.
(C)	Cash in the amount of $11,416,944 has been segregated by the custodian as collateral for open swap and/or forward foreign currency contracts.
(D)	Cash in the amount of $670,000 has been segregated by the custodian with the broker as collateral for open swap and/or forward foreign currency contracts.
(E)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(F)	Cash in the amount of $28,740,238 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(G)	Cash in the amount of $2,300,001 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(H)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended October 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(I)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

BCLY	Barclays Bank PLC
BOA	Bank of America
CNX Nifty	CRISIL NSE Index on the National Stock Exchange of India’s benchmark index
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
LME	London Metal Exchange
RBS	Royal Bank of Scotland Group PLC
SGX	Singapore Exchange

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2013

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan New Dollar
ZAR	South African Rand

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2013

	Transamerica Commodity Strategy	Transamerica Global Allocation	Transamerica Global Macro	Transamerica Managed Futures Strategy
Assets:
Investment securities, at value	$—	$380,294,562	$11,375,666	$403,127,733
Repurchase agreements, at value	71,937,315	530,849	79,215,571	—
Cash on deposit with broker	—	215,000	22,450,000	29,410,238
Foreign currency, at value	—	90,755	228	316,907
Cash on deposit with custodian	6,565,575	8,952,421	—	13,716,945
Cash	—	99,505	—	—
Unrealized appreciation on forward foreign currency contracts	—	164,753	6,020,985	17,334,312
Unrealized appreciation on OTC swap agreements	—	31,599	243,919	1,292,330
Premium paid on OTC swap agreements	—	—	—	28,255
Receivables:
Shares of beneficial interest sold	—	52,735	—	—
Investment securities sold	—	1,553,903	907,448	—
Interest	22	536,794	48,143	2,471
Dividends	—	302,333	—	—
Dividend reclaims	1,136	31,566	649	—
Securities lending income (net)	—	7,974	—	—
Variation margin receivable on financial derivative instruments	—	126,448	3,642,609	4,062,963
Prepaid expenses	1,255	3,793	1,119	4,021
Total assets	78,505,303	392,994,990	123,906,337	469,296,175
Liabilities:
Due to custodian	—	—	184,489	1
Cash deposit due to broker	—	900,000	—	—
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2,607	5,798	2,346	5,990
Investment securities purchased	664,803	2,096,571	1,611,864	4,433,844
Management and advisory fees	40,907	229,613	119,844	405,245
Administration fees	1,677	7,737	2,397	9,210
Transfer agent fees	503	2,321	719	2,763
Trustees fees	4	17	97	589
Audit and tax fees	17,519	26,829	21,534	17,769
Custody fees	4,355	45,528	5,469	34,225
Legal fees	6,344	9,081	1,338	9,383
Printing and shareholder reports fees	360	668	383	526
Variation margin payable on financial derivative instruments	—	—	—	—
Other	186	587	258	1,553
Collateral for securities on loan	—	20,672,738	—	—
Written options and swaptions, at value	—	516,087	633,527	—
Unrealized depreciation on forward foreign currency contracts	—	142,263	8,301,886	22,181,816
Unrealized depreciation on OTC swap agreements	17,863	25,903	503,187	417,986
Total liabilities	757,128	24,681,741	11,389,338	27,520,900
Net assets	$77,748,175	$368,313,249	$112,516,999	$441,775,275

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$78,354,020	$306,584,939	$194,289,539	$425,992,036
Undistributed (accumulated) net investment income (loss)	(587,982)	954,743	(7,871,729)	(3,529,370)
Undistributed (accumulated) net realized gain (loss)	—	15,106,567	(70,728,702)	14,586,365
Net unrealized appreciation (depreciation) on:
Investment securities	—	45,629,073	(606,476)	—
Futures contracts	—	(60,142)	(639,248)	8,681,250
Options written	—	69,189	615,516	—
Swap agreements	(17,863)	4,822	(259,268)	874,344
Translation of assets and liabilities denominated in foreign currencies	—	24,058	(2,282,633)	(4,829,350)
Net assets	$77,748,175	$368,313,249	$112,516,999	$441,775,275
Shares outstanding	9,131,412	30,834,183	21,515,532	43,739,784
Net asset value and offering price per share	$8.51	$11.94	$5.23	$10.10

Investment securities, at cost	$—	$334,665,489	$11,982,142	$403,127,733
Repurchase agreement, at cost	$71,937,315	$530,849	$79,215,571	$—
Foreign currency, at cost	$—	$90,813	$226	$325,795
Securities loaned, at value	$—	$20,115,891	$—	$—
Premium received on written options and swaptions	$—	$585,276	$1,249,043	$—

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended October 31, 2013

	Transamerica Commodity Strategy	Transamerica Global Allocation	Transamerica Global Macro	Transamerica Managed Futures Strategy
Investment Income:
Dividend income	$—	$4,846,507	$—	$—
Interest income	98,618	2,409,460	50,827	74,446
Securities lending income (net)	25,789	140,556	2,129	—
Withholding taxes on foreign income	—	(211,075)	—	—
Total investment income	124,407	7,185,448	52,956	74,446

Expenses:
Management and advisory	848,638	2,517,556	1,265,694	4,981,527
Administration	29,615	84,637	25,314	92,065
Transfer agent	8,884	25,391	7,594	27,620
Trustees	1,849	5,401	1,693	6,392
Audit and tax	17,520	48,300	23,534	18,369
Custody	53,153	466,764	151,645	579,465
Legal	10,562	21,770	7,819	17,147
Printing and shareholder reports	8,006	19,217	6,884	20,019
Registration	—	196	120	1,152
Other	2,551	5,934	4,366	38,905
Total expenses	980,778	3,195,166	1,494,663	5,782,661
Expenses (waived/reimbursed) recaptured	(126,035)	—	—	(930,649)
Total expenses (waived/reimbursed) recaptured	(126,035)	—	—	(930,649)
Net expenses	854,743	3,195,166	1,494,663	4,852,012
Net investment income (loss)	(730,336)	3,990,282	(1,441,707)	(4,777,566)

Net realized gain (loss) on transactions from:
Investment securities	—	14,753,768	(8,119,044)	—
Futures contracts	—	354,593	(2,739,250)	3,683,799
Written options and swaptions	—	1,487,962	3,748,362	—
Swap agreements	(15,055,690)	(209,171)	(16,838)	(41,326)
Foreign currency transactions	—	874,037	947,234	16,400,999
Total realized gain (loss)	(15,055,690)	17,261,189	(6,179,536)	20,043,472

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	22,657,763	(247,955)	—
Futures contracts	—	(247,544)	(352,676)	12,284,340
Written options and swaptions	—	(199,665)	230,033	—
Swap agreements	(17,863)	(61,568)	(259,268)	971,485
Translation of assets and liabilities denominated in foreign currencies	—	235,954	(2,561,991)	(5,796,231)
Net change in unrealized appreciation (depreciation)	(17,863)	22,384,940	(3,191,857)	7,459,594
Net realized and change in unrealized gain (loss)	(15,073,553)	39,646,129	(9,371,393)	27,503,066
Net increase (decrease) in net assets resulting from operations	$(15,803,889)	$43,636,411	$(10,813,100)	$22,725,500

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Commodity Strategy		Transamerica Global Allocation		Transamerica Global Macro
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$(730,336)	$(992,293)	$3,990,282	$6,159,635	$(1,441,707)	$(1,532,720)
Net realized gain (loss)	(15,055,690)	(11,228,391)	17,261,189	8,831,626	(6,179,536)	3,072,879
Net change in unrealized appreciation (depreciation)	(17,863)	—	22,384,940	(711,717)	(3,191,857)	(2,402,664)
Net increase (decrease) in net assets resulting from operations	(15,803,889)	(12,220,684)	43,636,411	14,279,544	(10,813,100)	(862,505)

Distributions to shareholders:
Net investment income	—	(6,302,827)	(5,712,156)	(10,437,710)	—	—
Net realized gains	—	—	(9,903,044)	(6,764,048)	—	—
Total distributions to shareholders	—	(6,302,827)	(15,615,200)	(17,201,758)	—	—

Capital share transactions:
Proceeds from shares sold	3,786,659	24,647,279	27,834,543	43,521,044	47,740,606	52,588,168
Dividends and distributions reinvested	—	6,302,828	15,615,200	17,201,758	—	—
Cost of shares redeemed	(60,727,482)	(39,777,077)	(17,863,193)	(165,321,581)	(36,671,900)	(77,014,991)
Net increase (decrease) in net assets resulting from capital shares transactions	(56,940,823)	(8,826,970)	25,586,550	(104,598,779)	11,068,706	(24,426,823)
Net increase (decrease) in net assets	(72,744,712)	(27,350,481)	53,607,761	(107,520,993)	255,606	(25,289,328)

Net assets:
Beginning of year	150,492,887	177,843,368	314,705,488	422,226,481	112,261,393	137,550,721
End of year	$77,748,175	$150,492,887	$368,313,249	$314,705,488	$112,516,999	$112,261,393
Undistributed (accumulated) net investment income (loss)	$(587,982)	$(855,147)	$954,743	$3,975,824	$(7,871,729)	$(1,220,688)

Share activity:
Shares issued	427,946	2,565,386	2,470,094	4,016,155	8,446,851	9,160,091
Shares issued-reinvested from dividends and distributions	—	669,090	1,463,468	1,709,916	—	—
Shares redeemed	(6,851,534)	(4,191,509)	(1,608,814)	(15,651,748)	(6,403,524)	(13,337,447)
Net increase (decrease) in shares outstanding	(6,423,588)	(957,033)	2,324,748	(9,925,677)	2,043,327	(4,177,356)

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Managed Futures Strategy
	October 31, 2013	October 31, 2012
From operations:
Net investment income (loss)	$(4,777,566)	$(3,748,129)
Net realized gain (loss)	20,043,472	(5,094,606)
Net change in unrealized appreciation (depreciation)	7,459,594	5,726,951
Net increase (decrease) in net assets resulting from operations	22,725,500	(3,115,784)

Distributions to shareholders:
Net investment income	—	(88,063)
Net realized gains	—	(127,561)
Total distributions to shareholders	—	(215,624)

Capital share transactions:
Proceeds from shares sold	229,069,841	186,221,171
Dividends and distributions reinvested	—	215,624
Cost of shares redeemed	(112,143,398)	(143,390,834)
Net increase (decrease) in net assets resulting from capital shares transactions	116,926,443	43,045,961
Net increase (decrease) in net assets	139,651,943	39,714,553

Net assets:
Beginning of year	302,123,332	262,408,779
End of year	$441,775,275	$302,123,332
Undistributed (accumulated) net investment income (loss)	$(3,529,370)	$(5,637,317)

Share activity:
Shares issued	22,532,641	19,224,440
Shares issued-reinvested from dividends and distributions	—	22,275
Shares redeemed	(11,057,242)	(15,087,978)
Net increase (decrease) in shares outstanding	11,475,399	4,158,737

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Transamerica Commodity Strategy
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$9.67	$10.77	$11.24	$10.03	$8.11
Investment operations
Net investment income (loss)(A)	(0.06)	(0.06)	(0.07)	0.04	0.05
Net realized and unrealized gain (loss)	(1.10)	(0.66)	0.64	1.22	1.91
Total investment operations	(1.16)	(0.72)	0.57	1.26	1.96
Distributions
Net investment income	—	(0.38)	(0.57)	(0.05)	(0.04)
Net realized gains	—	—	(0.47)	—	—	(B)
Total distributions	—	(0.38)	(1.04)	(0.05)	(0.04)
Net asset value
End of year	$8.51	$9.67	$10.77	$11.24	$10.03
Total return(C)	(12.00)%	(6.57)%	5.12%	12.61%	24.41%
Net assets end of year (000’s)	$77,748	$150,493	$177,843	$146,976	$121,342
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.72%	0.71%	0.71%	0.86%	0.89%
Before (waiver/reimbursement) recapture	0.83%	0.71%	0.71%	0.86%	0.89%
Net investment income (loss) to average net assets	(0.62)%	(0.62)%	(0.60)%	0.38%	0.63%
Portfolio turnover rate	—%	—%	—%	112	%(D)	5%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(D)	Increase in portfolio turnover was triggered by a change in the fund’s objectives.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Transamerica Global Allocation
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$11.04	$10.99	$10.91	$9.99	$9.32
Investment operations
Net investment income (loss)(A)	0.13	0.17	0.22	0.20	0.19
Net realized and unrealized gain (loss)	1.32	0.33	0.03	0.93	1.55
Total investment operations	1.45	0.50	0.25	1.13	1.74
Distributions
Net investment income	(0.20)	(0.27)	(0.17)	(0.21)	(0.55)
Net realized gains	(0.35)	(0.18)	—	—	(0.52)
Total distributions	(0.55)	(0.45)	(0.17)	(0.21)	(1.07)
Net asset value
End of year	$11.94	$11.04	$10.99	$10.91	$9.99
Total return(B)	13.76%	4.91%	2.28%	11.40%	20.57%
Net assets end of year (000’s)	$368,313	$314,705	$422,226	$497,305	$448,979
Ratio and supplemental data
Expenses to average net assets(C)
After (waiver/reimbursement) recapture	0.94%	0.96%	0.91%	0.87%	0.90%
Before (waiver/reimbursement) recapture	0.94%	0.96%	0.91%	0.87%	0.90%
Net investment income (loss) to average net assets	1.18%	1.58%	1.98%	1.96%	2.08%
Portfolio turnover rate	53%	38%	41%	51%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(C)	Does not include expenses of the investment companies in which the fund invests.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each year	Transamerica Global Macro
	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009
Net asset value
Beginning of year	$5.77	$5.82	$6.12	$6.08	$8.60
Investment operations
Net investment income (loss)(A)	(0.08)	(0.08)	(0.09)	(0.10)	0.02
Net realized and unrealized gain (loss)	(0.46)	0.03	(0.21)	0.14	(0.04)
Total investment operations	(0.54)	(0.05)	(0.30)	0.04	(0.02)
Distributions
Net investment income	—	—	—	—	(0.03)
Net realized gains	—	—	—	—	(2.40)
Return of capital	—	—	—	—	(0.07)
Total distributions	—	—	—	—	(2.50)
Net asset value
End of year	$5.23	$5.77	$5.82	$6.12	$6.08
Total return(B)	(9.36)%	(0.86)%	(4.90)%	0.66%	5.34%
Net assets end of year (000’s)	$112,517	$112,261	$137,551	$126,142	$107,017
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.48%	1.46%	1.53%	1.61%	1.58%
Before (waiver/reimbursement) recapture	1.48%	1.46%	1.53%	1.61%	1.58%
Net investment income (loss) to average net assets	(1.42)%	(1.41)%	(1.49)%	(1.56)%	0.32%
Portfolio turnover rate	—%	—%	—%	—%	358%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
Note:	Prior to November 1, 2009, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each period/year	Transamerica Managed Futures Strategy
October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2010(A)
Net asset value
Beginning of period/year	$9.36	$9.34	$10.16	$10.00
Investment operations
Net investment income (loss)(B)	(0.13)	(0.13)	(0.12)	(0.01)
Net realized and unrealized gain (loss)	0.87	0.16	(0.53)	0.17
Total investment operations	0.74	0.03	(0.65)	0.16
Distributions
Net investment income	—	—	(C)	(0.10)	—
Net realized gains	—	(0.01)	(0.07)	—
Total distributions	—	(0.01)	(0.17)	—
Net asset value
End of period/year	$10.10	$9.36	$9.34	$10.16
Total return(D)	7.91%	0.31%	(6.52)%	1.60	%(E)
Net assets end of period/year (000’s)	$441,775	$302,123	$262,409	$257,887
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	1.32%	1.37%	1.31%	1.38	%(G)
Before (waiver/reimbursement) recapture	1.57%	1.37%	1.31%	1.38	%(G)
Net investment income (loss) to average net assets	(1.30)%	(1.35)%	(1.21)%	(1.22	)%(G)
Portfolio turnover rate	—%	—%	—%	—	%(E)

(A)	Commenced operations on September 30, 2010.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the fund invests.
(G)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS

At October 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Transamerica Arbitrage Strategy, Transamerica Bond, Transamerica Core Bond, Transamerica Developing Markets Equity, Transamerica Global Real Estate Securities, Transamerica Growth, Transamerica International, Transamerica International Equity Opportunities, Transamerica International Small Cap, Transamerica International Value Opportunities, Transamerica Long/Short Strategy, Transamerica Mid Cap Value, Transamerica Real Return TIPS, Transamerica Select Equity, Transamerica Total Return, Transamerica Value, Transamerica Commodity Strategy, Transamerica Global Allocation, Transamerica Global Macro, and Transamerica Managed Futures Strategy, (each, a “Fund” and collectively, the “Funds”) are series of the Trust.

Transamerica Global Macro, Transamerica Global Real Estate Securities, Transamerica Real Return TIPS, Transamerica Value, Transamerica Commodity Strategy, and Transamerica Managed Futures Strategy are “non-diversified” funds, as defined under the 1940 Act.

This report must be accompanied the Funds' current prospectuses, which contain additional information about the Funds, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Funds. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds' investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds' Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Funds, such as the custodian, the transfer agent, the administrator, the distributor, the Funds' independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Funds by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Funds and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Funds by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Funds; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each Fund’s investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds' custodian and their dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Funds. State Street performs back office services to support TFS, including furnishing financial and performance information about the Funds for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Funds, as numerated within the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

In preparing the Funds' financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of October 31, 2013. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related collateral outstanding at October 31, 2013 are shown in the Schedules of Investments or Consolidated Schedules of Investments.

By lending securities, a Fund seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statements of Operations or Consolidated Statements of Operations. Income from loaned securities in the Statements of Operations or Consolidated Statements of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at October 31, 2013 are shown on a gross basis in the Schedules of Investments or Consolidated Schedules of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds' custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at October 31, 2013 are shown in the Schedules of Investments or Consolidated Schedules of Investments on a gross basis.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Funds may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statements of Operations or Consolidated Statements of Operations.

Forward foreign currency contracts: The Funds are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Bond Fund, Global Allocation Fund, Managed Futures Strategy Fund and Global Macro Fund utilize forward foreign currency contracts for speculative purposes as well. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2013 are listed in the Schedules of Investments or Consolidated Schedules of Investments.

Option contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into option contracts to manage exposure to various market fluctuations. Funds purchase or write put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When a Fund writes a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Inflation-capped options: A Fund purchases or writes inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Foreign currency options: The Funds may write or purchase foreign currency options. Purchasing foreign currency options gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

The underlying face amounts of open option and swaption contracts at October 31, 2013 are listed in the Schedules of Investments or Consolidated Schedules of Investments.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Transactions in written options were as follows:

Transamerica Arbitrage Strategy	Premiums	Contracts
Balance at October 31, 2012	$152,320	4,663
Sales	1,645,104	39,912
Closing Buys	(972,504)	(18,237)
Expirations	(550,122)	(21,242)
Exercised	(77,463)	(2,024)

Balance at October 31, 2013	$197,335	3,072

Transamerica Real Return TIPS	Premiums	Contracts
Balance at October 31, 2012	$—	—
Sales	32,094	78
Closing Buys	(4,033)	(10)
Expirations	(9,358)	(29)
Exercised	(18,702)	(39)

Balance at October 31, 2013	$—	—

Transamerica Global Allocation	Premiums	Contracts
Balance at October 31, 2012	$818,043	39,091
Sales	2,013,051	1,462,389
Closing Buys	(1,495,320)	(1,006,469)
Expirations	(556,180)	(174,243)
Exercised	(194,318)	(1,934)

Balance at October 31, 2013	$585,276	318,834

Transamerica Global Macro	Premiums	Contracts
Balance at October 31, 2012	$1,259,948	3,419
Sales	7,761,183	27,294
Closing Buys	(5,561,018)	(13,049)
Expirations	(3,265,351)	(16,580)
Exercised	—	—

Balance at October 31, 2013	$194,762	1,084

Transactions in written swaptions, inflation cap and foreign exchange options were as follows:

Transamerica Real Return TIPS	Premiums	Notional Amount
Balance at October 31, 2012	$1,659,096	$240,000,000
Sales	1,497,607	315,800,000
Closing Buys	(459,770)	(62,100,000)
Expirations	(1,580,682)	(323,500,000)
Exercised	(472,394)	(87,400,000)

Balance at October 31, 2013	$643,857	$82,800,000

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Transamerica Real Return TIPS	Premiums	Notional Amount
Balance at October 31, 2012	$31,356	EUR	5,900,000
Sales	207,695		85,800,000
Closing Buys	—		—
Expirations	(150,667)		(43,900,000)
Exercised	—		—

Balance at October 31, 2013	$88,384	EUR	47,800,000

Transamerica Real Return TIPS	Premiums	Notional Amount
Balance at October 31, 2012	$—	JPY	—
Sales	15,489		500,000,000
Closing Buys	—		—
Expirations	(15,489)		(500,000,000)
Exercised	—		—

Balance at October 31, 2013	$—	JPY	—

Transamerica Total Return	Premiums	Notional Amount
Balance at October 31, 2012	$1,301,145		$79,200,000
Sales	1,548,023		379,700,000
Closing Buys	(10,635)		(18,400,000)
Expirations	(1,265,205)		(229,100,000)
Exercised	(396,570)		(79,800,000)

Balance at October 31, 2013	$1,176,758		$131,600,000

Transamerica Total Return	Premiums	Notional Amount
Balance at October 31, 2012	$—	EUR	—
Sales	129,294		33,600,000
Closing Buys	—		—
Expirations	(129,294)		(33,600,000)
Exercised	—		—

Balance at October 31, 2013	$—	EUR	—

Transamerica Global Allocation	Premiums	Notional Amount
Balance at October 31, 2012	$49,692	EUR	2,952,000
Sales	—		—
Closing Buys	—		—
Expirations	(49,692)		(2,952,000)
Exercised	—		—

Balance at October 31, 2013	$—	EUR	—

Transamerica Global Allocation	Premiums	Notional Amount
Balance at October 31, 2012	$—		$—
Sales	146,331		56,603,000
Closing Buys	(112,615)		(40,736,500)
Expirations	(33,716)		(15,866,500)
Exercised	—		—

Balance at October 31, 2013	$—		$—

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Transamerica Global Macro	Premiums	Notional Amount
Balance at October 31, 2012	$—		$—
Sales	1,738,309		3,977,150
Closing Buys	(118,016)		(92,200)
Expirations	(1,175,033)		(3,703,950)
Exercised	—		—

Balance at October 31, 2013	$445,260		$181,000

Transamerica Global Macro	Premiums	Notional Amount
Balance at October 31, 2012	$—	EUR	—
Sales	609,021		467,000
Closing Buys	—		—
Expirations	—		—
Exercised	—		—

Balance at October 31, 2013	$609,021	EUR	467,000

Futures contracts: The Funds are subject to equity and commodity price risks, interest rate risks, and foreign currency exchange rate risks in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at October 31, 2013 are listed in the Schedules of Investments or Consolidated Schedules of Investments.

The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterrally negotiated agreements between a Fund and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statements of Operations or Consolidated Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Statements of Operations or Consolidated Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses in the Statements of Operations or Consolidated Statements of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swaps to manage their exposure to the market, or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds' maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Certain Funds sell credit default swaps, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedules of Investments or Consolidated Schedules of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedules of Investments or Consolidated Schedules of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Funds would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds' maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Total return swap agreements: The Funds are subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. The value of the commodity-linked investments held by the Funds can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting a Fund's investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Cross-currency swap agreements: The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into cross-currency swap agreements to gain or reduce exposure to foreign currencies or to hedge against foreign currency exchange rate and/or interest rate risk. Cross-currency swap agreements are interest rate swaps in which two parties agree to exchange cash flows based on the notional amounts of two different currencies. The Funds with cross currency swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swap agreements can also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

The open centrally cleared swap agreements at October 31, 2013 are listed in the Schedules of Investments or Consolidated Schedules of Investments. The centrally cleared swap agreements are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund, if applicable, and is included in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

The open OTC swap agreements at October 31, 2013 are listed in the Schedules of Investments or Consolidated Schedules of Investments. The premiums paid (received), as applicable, is included in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities along with the unrealized appreciation (depreciation).

Reverse repurchase agreements: The Funds may enter into reverse repurchase agreements in which the Funds sell portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Funds’ custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

Transamerica Real Return TIPS entered into reverse repurchase agreements during the year ended October 31, 2013. The average reverse repurchase agreement for the period was approximately $24,926,915, with an average interest rate of 0.20%.

The open reverse repurchase agreements at October 31, 2013 are listed in the Schedules of Investments or Consolidated Schedules of Investments and are reflected as a liability in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Sale-buyback: The Funds may enter into sale-buyback financing transactions. The Funds account for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Funds of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Funds forgo principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Funds are compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Funds to risks such as the following: (i) the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds; (ii) the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Funds' turnover rates. The Funds recognize price drop fee income on a straight line basis over the period of the roll. For the year ended October 31, 2013, Transamerica Real Return TIPS and Transamerica Total Return earned price drop fee income of $723,330 and $9,396, respectively. The price drop fee income is included in Interest income in the Statements of Operations.

The outstanding payable for securities to be repurchased is included in payable for funds borrowed in the Statements of Assets and Liabilities. The average borrowing for sale-buyback financing transactions during the year ended October 31, 2013, for Transamerica Real Return TIPS and Transamerica Total Return was approximately $62,834,769 and $313,221, respectively, with an average interest rate of 0.23% and (1.40)%, respectively. The interest expense is included in Interest in the Statements of Operations.

Open sale-buyback financing transactions at October 31, 2013 are included in the Schedules of Investments.

Short sales: A short sale is a transaction in which the Funds sell securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds' obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as dividends and/or interest from securities sold short in the Statements of Operations or Consolidated

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Statements of Operations. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as dividends and/or interest from securities sold short in the Statements of Operations or Consolidated Statements of Operations.

Open short sale transactions at October 31, 2013 are included in the Schedules of Investments or Consolidated Schedules of Investments.

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Funds may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Funds held no unsecured loan participations at October 31, 2013.

Open loan participations and assignments at October 31, 2013 are included in the Schedules of Investments or Consolidated Schedules of Investments.

Structured notes: Certain Funds invest in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investing in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments. All structured notes are listed within the Schedules of Investments or Consolidated Schedules of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds' other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Open balances are included in the payable or receivable for investments purchased or sold in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Funds may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed delivery basis, the Funds do not participate in future gains and losses on the security.

Treasury inflation-protected securities (“TIPS”): Certain Funds invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations or Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The adjustments to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statements of Operations or Consolidated Statements of Operations with a corresponding adjustment to cost.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at October 31, 2013 are listed in the Schedules of Investments or Consolidated Schedules of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.

Commissions recaptured for the year ended October 31, 2013, are included in net realized gain (loss) in the Statements of Operations and are summarized as follows:

Fund Name	Commissions
Transamerica Global Real Estate Securities	$14,898
Transamerica Growth	40,570
Transamerica International	1,748
Transamerica International Equity Opportunities	1,206
Transamerica International Value Opportunities	2,861
Transamerica Mid Cap Value	5,456
Transamerica Select Equity	167,002
Transamerica Value	18,801

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Statement of Cash Flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Transamerica Real Return TIPS using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Funds’ Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Fund's Schedule of Investments or Consolidated Schedules of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying funds. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds' Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Funds' investments, at October 31, 2013, is disclosed in the Valuation Summary of each Fund's Schedule of Investments or Consolidated Schedules of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TAM, the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Funds.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

The following schedule reflects the percentage of each Fund's assets owned by affiliated investment companies at October 31, 2013:

Transamerica Arbitrage Strategy	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$18,061,776	8.82%
Transamerica Asset Allocation-Growth Portfolio	32,248,325	15.75
Transamerica Asset Allocation-Moderate Growth Portfolio	52,180,730	25.48
Transamerica Asset Allocation-Moderate Portfolio	34,118,456	16.66
Transamerica Multi-Manager Alternative Strategies Portfolio	68,130,234	33.27
Total	$204,739,521	99.98%
Transamerica Bond	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$62,583,630	7.30%
Transamerica Asset Allocation-Moderate Growth Portfolio	44,293,113	5.16
Transamerica Asset Allocation-Moderate Portfolio	86,934,343	10.13
Transamerica Multi-Manager Alternative Strategies Portfolio	27,635,622	3.22
Transamerica Asset Allocation-Conservative VP	55,584,526	6.48
Transamerica Asset Allocation-Moderate Growth VP	220,574,138	25.72
Transamerica Asset Allocation-Moderate VP	212,564,224	24.78
Transamerica BlackRock Tactical Allocation VP	109,913,011	12.81
Transamerica ING Balanced Allocation VP	352,635	0.04
Transamerica ING Conservative Allocation VP	52,897	0.01
Transamerica ING Moderate Growth Allocation VP	135,372	0.02
Transamerica International Moderate Growth VP	22,355,915	2.61
Transamerica Madison Balanced Allocation VP	2,853,885	0.33
Transamerica Madison Conservative Allocation VP	4,501,508	0.52
Total	$850,334,819	99.13%

Transamerica Core Bond	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$170,931,876	15.08%
Transamerica Asset Allocation-Moderate Growth Portfolio	104,732,970	9.24
Transamerica Asset Allocation-Moderate Portfolio	170,257,522	15.02
Transamerica Asset Allocation-Conservative VP	125,966,854	11.11
Transamerica Asset Allocation-Moderate Growth VP	226,272,336	19.96
Transamerica Asset Allocation-Moderate VP	285,651,118	25.19
Transamerica ING Balanced Allocation VP	218,207	0.02
Transamerica ING Conservative Allocation VP	40,914	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	53,129	0.00	(A)
Transamerica International Moderate Growth VP	5,995,489	0.53
Total	$1,090,120,415	96.15%
Transamerica Developing Markets Equity	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$14,587,192	2.39%
Transamerica Asset Allocation-Growth Portfolio	81,488,018	13.33
Transamerica Asset Allocation-Moderate Growth Portfolio	94,145,333	15.40
Transamerica Asset Allocation-Moderate Portfolio	39,501,929	6.46
Transamerica Multi-Manager Alternative Strategies Portfolio	42,832,648	7.01
Transamerica Multi-Manager International Portfolio	33,925,043	5.55
Transamerica Asset Allocation-Conservative VP	16,486,637	2.70
Transamerica Asset Allocation-Growth VP	55,954,563	9.15
Transamerica Asset Allocation-Moderate Growth VP	161,726,750	26.45
Transamerica Asset Allocation-Moderate VP	56,029,350	9.17
Transamerica ING Balanced Allocation VP	161,844	0.03
Transamerica ING Conservative Allocation VP	16,185	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	107,793	0.02
Transamerica International Moderate Growth VP	6,252,201	1.02
Total	$603,215,486	98.68%

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Transamerica Global Real Estate Securities	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$1,000,022	1.44%
Transamerica Asset Allocation-Growth Portfolio	5,544,839	8.00
Transamerica Asset Allocation-Moderate Growth Portfolio	19,294,912	27.85
Transamerica Asset Allocation-Moderate Portfolio	1,719,457	2.48
Transamerica Multi-Manager Alternative Strategies Portfolio	29,543,290	42.66
Total	$57,102,520	82.43%
Transamerica Growth	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$51,571,146	8.99%
Transamerica Asset Allocation-Growth Portfolio	147,375,260	25.70
Transamerica Asset Allocation-Moderate Growth Portfolio	238,007,400	41.50
Transamerica Asset Allocation-Moderate Portfolio	116,152,208	20.25
Total	$553,106,014	96.44%
Transamerica International	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$7,576,414	2.05%
Transamerica Asset Allocation-Growth Portfolio	39,319,983	10.63
Transamerica Asset Allocation-Moderate Growth Portfolio	70,007,850	18.92
Transamerica Asset Allocation-Moderate Portfolio	23,841,436	6.45
Transamerica Multi-Manager International Portfolio	44,896,271	12.14
Transamerica Asset Allocation-Growth VP	25,299,318	6.84
Transamerica Asset Allocation-Moderate Growth VP	63,573,976	17.19
Transamerica Asset Allocation-Moderate VP	28,269,000	7.64
Transamerica ING Moderate Growth Allocation VP	26,313	0.01
Transamerica International Moderate Growth VP	62,599,629	16.93
Total	$365,410,190	98.80%

Transamerica International Equity Opportunities	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$6,329,607	2.55%
Transamerica Asset Allocation-Growth Portfolio	10,529,667	4.25
Transamerica Asset Allocation-Moderate Growth Portfolio	17,185,478	6.93
Transamerica Asset Allocation-Moderate Portfolio	17,568,831	7.08
Transamerica Multi-Manager International Portfolio	25,217,218	10.17
Transamerica Asset Allocation-Growth VP	11,590,526	4.67
Transamerica Asset Allocation-Moderate Growth VP	27,506,685	11.09
Transamerica Asset Allocation-Moderate VP	51,040,418	20.58
Transamerica International Moderate Growth VP	76,623,453	30.90
Total	$243,591,883	98.22%
Transamerica International Small Cap	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,713,854	1.31%
Transamerica Asset Allocation-Growth Portfolio	21,169,796	4.85
Transamerica Asset Allocation-Moderate Growth Portfolio	31,805,723	7.29
Transamerica Asset Allocation-Moderate Portfolio	16,588,540	3.80
Transamerica Multi-Manager Alternative Strategies Portfolio	25,313,525	5.80
Transamerica Multi-Manager International Portfolio	15,038,824	3.45
Transamerica Asset Allocation-Conservative VP	4,715,772	1.08
Transamerica Asset Allocation-Growth VP	51,623,828	11.83
Transamerica Asset Allocation-Moderate Growth VP	112,379,165	25.77
Transamerica Asset Allocation-Moderate VP	76,698,503	17.58
Transamerica ING Balanced Allocation VP	81,510	0.02
Transamerica ING Conservative Allocation VP	8,152	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	52,935	0.01
Transamerica International Moderate Growth VP	69,903,097	16.02
Total	$431,093,224	98.81%

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Transamerica International Value Opportunities	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$6,528,241	2.43%
Transamerica Asset Allocation-Growth Portfolio	22,753,055	8.48
Transamerica Asset Allocation-Moderate Growth Portfolio	37,517,322	13.98
Transamerica Asset Allocation-Moderate Portfolio	17,432,211	6.50
Transamerica Multi-Manager International Portfolio	30,419,696	11.34
Transamerica Asset Allocation-Growth VP	10,122,973	3.77
Transamerica Asset Allocation-Moderate Growth VP	53,882,231	20.07
Transamerica Asset Allocation-Moderate VP	49,004,887	18.26
Transamerica ING Balanced Allocation VP	53,919	0.02
Transamerica ING Moderate Growth Allocation VP	26,058	0.01
Transamerica International Moderate Growth VP	36,197,302	13.49
Total	$263,937,895	98.35%
Transamerica Long/Short Strategy	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$9,457,110	7.73%
Transamerica Asset Allocation-Moderate Portfolio	14,808,136	12.10
Transamerica Multi-Manager Alternative Strategies Portfolio	97,997,241	80.07
Total	$122,262,487	99.90%
Transamerica Mid Cap Value	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$9,798,605	3.90%
Transamerica Asset Allocation-Growth Portfolio	71,026,862	28.25
Transamerica Asset Allocation-Moderate Growth Portfolio	113,629,623	45.20
Transamerica Asset Allocation-Moderate Portfolio	51,569,096	20.51
Total	$246,024,186	97.86%

Transamerica Real Return TIPS	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$55,059,378	17.89%
Transamerica Asset Allocation-Moderate Growth Portfolio	57,930,733	18.83
Transamerica Asset Allocation-Moderate Portfolio	64,656,186	21.00
Transamerica Asset Allocation-Conservative VP	2,617,322	0.85
Transamerica Asset Allocation-Moderate Growth VP	37,650,271	12.24
Transamerica Asset Allocation-Moderate VP	58,790,960	19.11
Transamerica International Moderate Growth VP	13,865,726	4.51
Total	$290,570,576	94.43%
Transamerica Select Equity	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$42,319,740	2.99%
Transamerica Asset Allocation-Growth Portfolio	167,641,765	11.85
Transamerica Asset Allocation-Moderate Growth Portfolio	271,842,918	19.21
Transamerica Asset Allocation-Moderate Portfolio	112,443,779	7.95
Transamerica Asset Allocation-Conservative VP	75,282,276	5.32
Transamerica Asset Allocation-Growth VP	102,727,783	7.26
Transamerica Asset Allocation-Moderate Growth VP	354,407,173	25.04
Transamerica Asset Allocation-Moderate VP	223,871,030	15.82
Transamerica BlackRock Tactical Allocation VP	43,712,915	3.09
Transamerica ING Balanced Allocation VP	242,895	0.02
Transamerica ING Conservative Allocation VP	32,386	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	191,778	0.01
Total	$1,394,716,438	98.56%

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Transamerica Total Return	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$176,230,494	18.63%
Transamerica Asset Allocation-Moderate Growth Portfolio	340,044,166	35.94
Transamerica Asset Allocation-Moderate Portfolio	379,713,318	40.13
Total	$895,987,978	94.70%
Transamerica Value	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$21,189,338	4.95%
Transamerica Asset Allocation-Growth Portfolio	52,649,681	12.29
Transamerica Asset Allocation-Moderate Growth Portfolio	89,748,709	20.96
Transamerica Asset Allocation-Moderate Portfolio	43,206,256	10.09
Transamerica Asset Allocation-Growth VP	43,986,228	10.27
Transamerica Asset Allocation-Moderate Growth VP	109,856,630	25.64
Transamerica Asset Allocation-Moderate VP	56,019,860	13.08
Transamerica ING Balanced Allocation VP	81,269	0.02
Transamerica ING Moderate Growth Allocation VP	109,096	0.03
Transamerica International Moderate Growth VP	7,548,981	1.76
Total	$424,396,048	99.09%
Transamerica Commodity Strategy	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$9,021,638	11.60%
Transamerica Asset Allocation-Moderate Growth Portfolio	28,497,465	36.66
Transamerica Asset Allocation-Moderate Portfolio	20,922,774	26.91
Transamerica Multi-Manager Alternative Strategies Portfolio	18,493,849	23.79
Total	$76,935,726	98.96%

Transamerica Global Allocation	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$21,444,696	5.82%
Transamerica Asset Allocation-Growth Portfolio	11,490,834	3.12
Transamerica Asset Allocation-Moderate Growth Portfolio	76,612,644	20.80
Transamerica Asset Allocation-Moderate Portfolio	47,553,769	12.91
Transamerica Asset Allocation-Moderate Growth VP	79,103,835	21.48
Transamerica Asset Allocation-Moderate VP	41,238,045	11.20
Transamerica BlackRock Tactical Allocation VP	87,567,410	23.77
Total	$365,011,233	99.10%
Transamerica Global Macro	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$7,750,553	6.89%
Transamerica Asset Allocation-Growth Portfolio	14,980,995	13.31
Transamerica Asset Allocation-Moderate Portfolio	11,460,412	10.19
Transamerica Multi-Manager Alternative Strategies Portfolio	70,695,885	62.83
Transamerica Asset Allocation-Growth VP	7,430,867	6.60
Total	$112,318,712	99.82%
Transamerica Managed Futures Strategy	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$20,961,184	4.74%
Transamerica Asset Allocation-Growth Portfolio	91,581,344	20.73
Transamerica Asset Allocation-Moderate Growth Portfolio	113,097,622	25.61
Transamerica Asset Allocation-Moderate Portfolio	81,994,956	18.56
Transamerica Multi-Manager Alternative Strategies Portfolio	59,436,668	13.45
Transamerica Asset Allocation-Growth VP	73,323,919	16.60
Total	$440,395,693	99.69%

(A)	Percentage rounds to less than 0.01%.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

Transamerica Arbitrage Strategy
First $50 million	1.050%
Over $50 million	1.000
Transamerica Bond
First $200 million	0.675%
Over $200 million up to $750 million	0.625
Over $750 million	0.575
Transamerica Core Bond
First $750 million	0.450%
Over $750 million up to $1 billion	0.400
Over $1 billion	0.375
Transamerica Developing Markets Equity
First $50 million	1.200%
Over $50 million up to $200 million	1.150
Over $200 million up to $500 million	1.100
Over $500 million	1.050
Transamerica Global Real Estate Securities
First $250 million	0.800%
Over $250 million up to $500 million	0.775
Over $500 million up to $1 billion	0.700
Over $1 billion	0.650
Transamerica Growth (Effective August 1, 2013)
First $250 million	0.800%
Over $250 million up to $500 million	0.750
Over $500 million up to $1 billion	0.700
Over $1 billion	0.600
Transamerica Growth (Prior to August 1, 2013)
First $250 million	0.800%
Over $250 million up to $500 million	0.775
Over $500 million up to $1 billion	0.700
Over $1 billion up to $1.5 billion	0.675
Over $1.5 billion	0.600
Transamerica International
First $100 million	1.000%
Over $100 million	0.950
Transamerica International Equity Opportunities
Over $250 million	0.900%
Over $250 million up to $500 million	0.875
Over $500 million up to $1 billion	0.850
Over $1 billion	0.800
Transamerica International Small Cap
First $300 million	1.070%
Over $300 million	1.000
Transamerica International Value Opportunities Growth (Effective August 1, 2013)
First $100 million	0.900%
Over $100 million	0.850

Transamerica International Value Opportunities (Prior to August 1, 2013)
First $100 million	1.100%
Over $100 million up to $300 million	1.000
Over $300 million	0.950
Transamerica Long/Short Strategy (Effective October 31, 2013)
First $300 million	1.200%
Over $300 million up to $1 billion	1.150
Over $1 billion	1.125
Transamerica Long/Short Strategy (Prior to October 31, 2013)
ANA	1.300%
Transamerica Mid Cap Value
First $100 million	0.850%
Over $100 million	0.800
Transamerica Real Return TIPS
First $250 million	0.700%
Over $250 million up to $750 million	0.650
Over $750 million up to $1 billion	0.600
Over $1 billion	0.550
Transamerica Select Equity
First $200 million	0.800%
Over $200 million up to $500 million	0.740
Over $500 million up to $1 billion	0.690
Over $1 billion up to $1.5 billion	0.670
Over $1.5 billion	0.620
Transamerica Total Return
First $250 million	0.675%
Over $250 million up to $750 million	0.650
Over $750 million	0.600
Transamerica Value
ANA	0.800%
Transamerica Commodity Strategy
First $200 million	0.610%
Over $200 million up to $1 billion	0.590
Over $1 billion	0.560
Transamerica Global Allocation
First $100 million	0.800%
Over $100 million	0.720
Transamerica Global Macro (Effective April 30, 2013)
First $300 million	1.250%
Over $300 million up to $500 million	1.175
Over $500 million up to $600 million	1.120
Over $600 million	1.050
Transamerica Global Macro (Prior to April 30, 2013)
First $300 million	1.250%
Over $300 million	1.200
Transamerica Managed Futures Strategy
First $500 million	1.100%
Over $500 million	1.050

Transamerica Cayman Commodity Strategy, Ltd., Transamerica Cayman Global Allocation, Ltd., Transamerica Cayman Global Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd., (each, a “Subsidiary”; collectively, the “Subsidiaries”) entered into separate contracts with TAM for the management of the Subsidiaries pursuant to which the Subsidiaries pay TAM a fee that is the same, as a percentage of net assets, as the management fee of the fund. TAM has contractually agreed to waive a portion of the funds’ management

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 3. (continued)

fee in an amount equal to the management fee paid to TAM by the Subsidiaries. This management fee waiver, which is reflected in the “Expenses (waived/reimbursed)” line item on the Consolidated Statements of Operations, may not be discontinued by TAM as long as its contract with the Subsidiaries is in place. For the year ended October 31, 2013, the amounts waived were $126,035, $-, $- and $930,649, respectively for Transamerica Cayman Commodity Strategy, Ltd., Transamerica Cayman Global Allocation, Ltd., Transamerica Cayman Global Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds' business, exceed the following stated annual limit:

Fund Name	Expense Limit	Maximum Operating Expense Limit Effective Through
Transamerica Arbitrage Strategy	1.25%	March 1, 2014
Transamerica Bond	0.88	March 1, 2014
Transamerica Core Bond	0.70	March 1, 2014
Transamerica Developing Markets Equity	1.45	March 1, 2014
Transamerica International	1.25	March 1, 2014
Transamerica International Small Cap	1.27	March 1, 2014
Transamerica International Value Opportunities	1.35	March 1, 2014
Transamerica Long/Short Strategy	1.65	March 1, 2014
Transamerica Mid Cap Value	1.05	March 1, 2014
Transamerica Select Equity	0.90	March 1, 2014
Transamerica Value	1.00	March 1, 2014
Transamerica Commodity Strategy	1.00	March 1, 2014
Transamerica Global Allocation	1.00	March 1, 2014
Transamerica Global Macro	1.65	March 1, 2014
Transamerica Managed Futures Strategy	1.45	March 1, 2014

Funds not listed in the above table did not have an expense limit.

TAM is entitled to reimbursement by the Fund of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Fund operating expenses are less than the stated annual limit.

During the year ended October 31, 2013, there were no amounts recaptured by TAM.

The following amounts were available for recapture by TAM as of October 31, 2013:

Fund Name	Amount Available	Year Reimbursed	Available Through
Transamerica Arbitrage Strategy	$171,937	2012	10/31/2014
	66,705	2013	10/31/2015

Administrative services: The Funds have entered into an agreement with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.025% of ANA. The Legal fees on the Statements of Operations or Consolidated Statements of Operations are for fees paid to external legal counsel.

Transfer agent fees: Pursuant to a Transfer Agency Agreement, as amended, the Funds pay TFS a fee of 0.75 basis points for an open account for providing transfer agent services. Fees paid and the amounts due to TFS for the year ended October 31, 2013 are disclosed in the Statements of Operations and the Statements of Assets and Liabilities, respectively; or in the Consolidated Statements of Operations and the Consolidated Statements of Assets and Liabilities, respectively.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2013.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2013 were as follows:

	Purchases of securities		Proceeds from maturities and sales of securities
Fund Name	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica Arbitrage Strategy	$790,665,408	$—	$483,728,412	$—
Transamerica Bond	331,684,398	180,097,935	219,334,686	191,550,014
Transamerica Core Bond	26,552,165	17,580,965	466,402,907	329,550,220
Transamerica Developing Markets Equity	388,231,757	—	195,301,871	—
Transamerica Global Real Estate Securities	73,074,798	—	174,460,616	—
Transamerica Growth	231,685,317	—	361,985,107	—
Transamerica International	136,545,810	—	130,479,990	—
Transamerica International Equity Opportunities	71,877,801	—	42,797,844	—
Transamerica International Small Cap	222,817,857	—	115,996,656	—
Transamerica International Value Opportunities	107,558,393	—	99,100,223	—
Transamerica Long/Short Strategy	340,048,680	—	321,573,384	—
Transamerica Mid Cap Value	52,404,720	—	67,963,292	—
Transamerica Real Return TIPS	32,523,298	293,009,512	203,746,229	1,257,902,090
Transamerica Select Equity	647,803,620	—	756,617,844	—
Transamerica Total Return	66,112,065	1,530,598,259	147,010,071	1,297,998,001
Transamerica Value	114,690,565	—	58,617,267	—
Transamerica Commodity Strategy	—	—	—	—
Transamerica Global Allocation	126,817,184	19,946,217	127,591,016	20,525,966
Transamerica Global Macro	9,716,424	—	—	—
Transamerica Managed Futures Strategy	—	—	—	—

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

Transamerica Arbitrage Strategy:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Purchased options and swaptions	11	12	13
Written options and swaptions	32	19	34
Swap agreements	11	6	8
Forward foreign currency contracts	131	86	84

(A)	Calculated based on contracts held at each month end during the current year.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity Contracts	Total
Asset Derivatives
Purchased options and swaptions, at value (B)	$—	$125,213	$125,213
Unrealized appreciation on swap agreements	—	29	29
Unrealized appreciation on forward foreign currency contracts	271,481	—	271,481
Total	$271,481	$125,242	$396,723
Liability Derivatives
Written options and swaptions, at value	$—	$(153,338)	$(153,338)
Unrealized depreciation on swap agreements	—	(8,456)	(8,456)
Unrealized depreciation on forward foreign currency contracts	(703,698)	—	(703,698)
Total	$(703,698)	$(161,794)	$(865,492)

(B)	Included within investment securities, at value.

Effect of Derivative Instruments in the Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity Contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (C)	$—	$(241,341)	$(241,341)
Net realized gain (loss) on written options and swaptions	—	(92,795)	(92,795)
Net realized gain (loss) on swap agreements	—	202,176	202,176
Net realized gain (loss) on forward foreign currency contracts (D)	792,559	—	792,559
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (E)	—	19,770	19,770
Net change in unrealized appreciation (depreciation) on written options and swaptions	—	53,051	53,051
Net change in unrealized appreciation (depreciation) on swap agreements	—	(39,148)	(39,148)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (F)	(925,487)	—	(925,487)
Total	$(132,928)	$(98,287)	$(231,215)

(C)	Included within Net realized gain (loss) on transactions from Investment securities.
(D)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(E)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(F)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Transamerica Bond:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts(A)
Futures contracts	0	1	1

(A)	Calculated based on contracts held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Effect of Derivative Instruments in the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts
Liability Derivatives
Unrealized depreciation on futures contracts (B)	$(109,472)

(B)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Effect of Derivative Instruments in the Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(9,131)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(109,472)
Total	$(118,603)

Transamerica International Small Cap:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Forward foreign currency contracts	0	0	2	(B)

(A)	Calculated based on contracts held at each month end during the current year.
(B)	Although there were no open contracts at year end the Fund periodically invested in this derivative during the year.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Effect of Derivative Instruments in the Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on forward foreign currency contracts (C)	$(2,311)

(C)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.

Transamerica International Value Opportunities:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Forward foreign currency contracts	5	5	6

(A)	Calculated based on contracts held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Asset Derivatives
Unrealized appreciation on forward foreign currency contracts	$335,996
Liability Derivatives
Unrealized depreciation on forward foreign currency contracts	$(641,438)

Effect of Derivative Instruments in the Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on forward foreign currency contracts (B)	$1,026,306
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (C)	(760,562)
Total	$265,744

(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(C)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Transamerica Real Return TIPS:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Futures contracts	3	6	4
Purchased options and swaptions	3	1	2
Written options and swaptions	16	18	29
Swap agreements	20	32	27
Forward foreign currency contracts	53	33	59

(A)	Calculated based on contracts held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Credit Contracts	Total
Asset Derivatives
Purchased options and swaptions, at value (B)	$109,357	$—	$—	$109,357
Unrealized appreciation on futures contracts (C)	445,832	—	—	445,832
Premium paid on swap agreements (D)	1,622,523	—	35,540	1,658,063
Unrealized appreciation on swap agreements	2,642,606	—	—	2,642,606
Unrealized appreciation on forward foreign currency contracts	—	172,179	—	172,179
Total	$4,820,318	$172,179	$35,540	$5,028,037
Liability Derivatives
Unrealized depreciation on futures contracts (C)	$(72,990)	$—	$—	$(72,990)
Written options and swaptions, at value	(181,261)	—	—	(181,261)
Premium received on swap agreements (E)	(75,110)	—	—	(75,110)
Unrealized depreciation on swap agreements	(887,415)	—	(132,860)	(1,020,275)
Unrealized depreciation on forward foreign currency contracts	—	(232,274)	—	(232,274)
Total	$(1,216,776)	$(232,274)	$(132,860)	$(1,581,910)

(B)	Included within investment securities, at value.
(C)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.
(D)	Includes premium paid on OTC swap agreements as reported on the Statements of Asset and Liabilities and Consolidated Statements of Assets and Liabilities, as well as the premium paid on centrally cleared swaps included in the variation margin receivable/payable on financial derivative instruments.
(E)	Includes premium received on OTC swap agreements as reported on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities, as well as premiums received on centrally cleared swaps included in the variation margin receivable/payable on financial derivative instruments.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Credit Contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (F)	$(75,950)	$44,168	$—	$(31,782)
Net realized gain (loss) on futures contracts	(639,425)	—	—	(639,425)
Net realized gain (loss) on written options and swaptions	969,914	126,591	—	1,096,505
Net realized gain (loss) on swap agreements	(815,536)	—	(222,132)	(1,037,668)
Net realized gain (loss) on forward foreign currency contracts (G)	—	594,757	—	594,757
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (H)	48,738	—	—	48,738
Net change in unrealized appreciation (depreciation) on futures contracts	299,722	—	—	299,722
Net change in unrealized appreciation (depreciation) on written options and swaptions	428,458	—	—	428,458
Net change in unrealized appreciation (depreciation) on swap agreements	1,497,858	—	23,200	1,521,058
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (I)	—	228,735	—	228,735
Total	$1,713,779	$994,251	$(198,932)	$2,509,098

(F)	Included within Net realized gain (loss) on transactions from Investment securities.
(G)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(H)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(I)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Total Return:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Futures contracts	2	7	4
Purchased options and swaptions	1	0	1	(B)
Written options and swaptions	3	6	12
Swap agreements	37	15	30
Forward foreign currency contracts	48	24	37

(A)	Calculated based on contracts held at each month end during the current year.
(B)	Although there were no open contracts at year end the Fund periodically invested in this derivative during the year.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Credit Contracts	Total
Asset Derivatives
Unrealized appreciation on futures contracts (C)	$2,605,649	$—	$—	$2,605,649
Premium paid on swap agreements (D)	3,038,548	—	693,296	3,731,844
Unrealized appreciation on swap agreements	940,267	—	302,375	1,242,642
Unrealized appreciation on forward foreign currency contracts	—	1,098,925	—	1,098,925
Total	$6,584,464	$1,098,925	$995,671	$8,679,060
Liability Derivatives
Unrealized depreciation on futures contracts (C)	$(12,964)	$—	$—	$(12,964)
Written options and swaptions, at value	(841,837)	—	—	(841,837)
Premium received on swap agreements (E)	(3,579)	—	(48,297)	(51,876)
Unrealized depreciation on swap agreements	(1,617,175)	—	(38)	(1,617,213)
Unrealized depreciation on forward foreign currency contracts	—	(1,991,798)	—	(1,991,798)
Total	$(2,475,555)	$(1,991,798)	$(48,335)	$(4,515,688)

(C)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.
(D)	Includes premium paid on OTC swap agreements as reported on the Statements of Asset and Liabilities and Consolidated Statements of Assets and Liabilities, as well as the premium paid on centrally cleared swaps included in the variation margin receivable/payable on financial derivative instruments.
(E)	Includes premium received on OTC swap agreements as reported on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities, as well as premiums received on centrally cleared swaps included in the variation margin receivable/payable on financial derivative instruments.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Credit Contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (F)	$352,958	$—	$—	$352,958
Net realized gain (loss) on futures contracts	(15,831)	—	—	(15,831)
Net realized gain (loss) on written options and swaptions	1,401,684	—	—	1,401,684
Net realized gain (loss) on swap agreements	2,467,882	—	(5,136,392)	(2,668,510)
Net realized gain (loss) on forward foreign currency contracts (G)	—	(1,510,759)	—	(1,510,759)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (H)	12,899	—	—	12,899
Net change in unrealized appreciation (depreciation) on futures contracts	2,649,120	—	—	2,649,120
Net change in unrealized appreciation (depreciation) on written options and swaptions	117,441	—	—	117,441
Net change in unrealized appreciation (depreciation) on swap agreements	(7,202,648)	—	3,294,072	(3,908,576)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (I)	—	32,921	—	32,921
Total	$(216,495)	$(1,477,838)	$(1,842,320)	$(3,536,653)

(F)	Included within Net realized gain (loss) on transactions from Investment securities.
(G)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(H)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(I)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Commodity Strategy:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Swap agreements	5	5	4

(A)	Calculated based on contracts held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Consolidated Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity Contracts
Liability Derivatives
Unrealized depreciation on swap agreements	$(17,863)

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Consolidated Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity Contracts
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on swap agreements	$(15,055,690)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on swap agreements	(17,863)
Total	$(15,073,553)

Transamerica Global Allocation:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Futures contracts	7	4	5
Purchased options and swaptions	103	80	90
Written options and swaptions	49	26	33
Swap agreements	11	18	17
Forward foreign currency contracts	51	46	60

(A)	Calculated based on contracts held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Consolidated Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Credit Contracts	Equity Contracts	Total
Asset Derivatives
Purchased options and swaptions, at value (B)	$13,926	$35,725	$—	$1,298,444	$1,348,095
Premium paid on swap agreements (C)	6	—	4,984	—	4,990
Unrealized appreciation on swap agreements	2,390	—	2,499	31,599	36,488
Unrealized appreciation on forward foreign currency contracts	—	164,753	—	—	164,753
Total	$16,322	$200,478	$7,483	$1,330,043	$1,554,326
Liability Derivatives
Unrealized depreciation on futures contracts (D)	$—	$—	$—	$(60,142)	$(60,142)
Written options and swaptions, at value	—	—	—	(516,087)	(516,087)
Premium received on swap agreements (E)	—	—	(145,443)	—	(145,443)
Unrealized depreciation on swap agreements	(24,697)	—	(5,763)	(1,206)	(31,666)
Unrealized depreciation on forward foreign currency contracts	—	(142,263)	—	—	(142,263)
Total	$(24,697)	$(142,263)	$(151,206)	$(577,435)	$(895,601)

(B)	Included within investment securities, at value.
(C)	Includes premium paid on OTC swap agreements as reported on the Statements of Asset and Liabilities and Consolidated Statements of Assets and Liabilities, as well as the premium paid on centrally cleared swaps included in the variation margin receivable/payable on financial derivative instruments.
(D)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.
(E)	Includes premium received on OTC swap agreements as reported on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities, as well as premiums received on centrally cleared swaps included in the variation margin receivable/payable on financial derivative instruments.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Consolidated Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Credit Contracts	Equity Contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (F)	$110,400	$(149,927)	$—	$934,650	$895,123
Net realized gain (loss) on futures contracts	—	—	—	354,593	354,593
Net realized gain (loss) on written options and swaptions	—	49,692	—	1,438,270	1,487,962
Net realized gain (loss) on swap agreements	(76,962)	—	(188,589)	56,380	(209,171)
Net realized gain (loss) on forward foreign currency contracts (G)	—	876,533	—	—	876,533
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (H)	(2,591)	75,001	—	181,764	254,174
Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	(247,544)	(247,544)
Net change in unrealized appreciation (depreciation) on written options and swaptions	—	(33,814)	—	(165,851)	(199,665)
Net change in unrealized appreciation (depreciation) on swap agreements	(34,795)	—	(3,264)	(23,509)	(61,568)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (I)	—	210,224	—	—	210,224
Total	$(3,948)	$1,027,709	$(191,853)	$2,528,753	$3,360,661

(F)	Included within Net realized gain (loss) on transactions from Investment securities.
(G)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(H)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(I)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Global Macro:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Futures contracts	17	12	12
Purchased options and swaptions	22	9	15
Written options and swaptions	25	4	12
Swap agreements	0	10	5
Forward foreign currency contracts	67	207	113

(A)	Calculated based on contracts held at each month end during the current year.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Consolidated Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Equity Contracts	Total
Asset Derivatives
Purchased options and swaptions, at value (B)	$2,037	$1,376,392	$68,882	$1,447,311
Unrealized appreciation on futures contracts (C)	1,725,696	—	360,011	2,085,707
Unrealized appreciation on swap agreements	243,919	—	—	243,919
Unrealized appreciation on forward foreign currency contracts	—	6,020,985	—	6,020,985
Total	$1,971,652	$7,397,377	$428,893	$9,797,922
Liability Derivatives
Unrealized depreciation on futures contracts (C)	$(2,583,554)	$—	$(141,401)	$(2,724,955)
Written options and swaptions, at value	(2,037)	(605,805)	(25,685)	(633,527)
Unrealized depreciation on swap agreements	(503,187)	—	—	(503,187)
Unrealized depreciation on forward foreign currency contracts	—	(8,301,886)	—	(8,301,886)
Total	$(3,088,778)	$(8,907,691)	$(167,086)	$(12,163,555)

(B)	Included within Investment securities, at value.
(C)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

Effect of Derivative Instruments in the Consolidated Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Equity Contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (D)	$—	$(5,609,008)	$(3,124,226)	$(8,733,234)
Net realized gain (loss) on futures contracts	58,858	—	(2,798,108)	(2,739,250)
Net realized gain (loss) on written options and swaptions	—	263,591	3,484,771	3,748,362
Net realized gain (loss) on swap agreements	(16,838)	—	—	(16,838)
Net realized gain (loss) on forward foreign currency contracts (E)	—	888,521	—	888,521
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (F)	—	(848,808)	358,521	(490,287)
Net change in unrealized appreciation (depreciation) on futures contracts	(380,777)	—	28,101	(352,676)
Net change in unrealized appreciation (depreciation) on written options and swaptions	—	615,516	(385,483)	230,033
Net change in unrealized appreciation (depreciation) on swap agreements	(259,268)	—	—	(259,268)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (G)	—	(2,559,040)	—	(2,559,040)
Total	$(598,025)	$(7,249,228)	$(2,436,424)	$(10,283,677)

(D)	Included within Net realized gain (loss) on transactions from Investment securities.
(E)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(F)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(G)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Managed Futures Strategy:

The Fund is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of contracts at October 31, 2012	Ending number of contracts at October 31, 2013	Average number of contracts (A)
Futures contracts	298	203	195
Swap agreements	10	17	12
Forward foreign currency contracts	515	1,095	632

(A)	Calculated based on contracts held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Consolidated Statements of Assets and Liabilities as of October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Equity Contracts	Commodity Contracts	Total
Asset Derivatives
Unrealized appreciation on futures contracts (B)	$1,454,979	$—	$7,143,933	$3,666,649	$12,265,561
Premium paid on swap agreements	—	—	28,255	—	28,255
Unrealized appreciation on swap agreements	606,448	—	685,882	—	1,292,330
Unrealized appreciation on forward foreign currency contracts	—	17,334,312	—	—	17,334,312
Total	$2,061,427	$17,334,312	$7,858,070	$3,666,649	$30,920,458
Liability Derivatives
Unrealized depreciation on futures contracts (B)	$(2,143,085)	$—	$(23,476)	$(1,417,750)	$(3,584,311)
Unrealized depreciation on swap agreements	(357,638)	—	(60,348)	—	(417,986)
Unrealized depreciation on forward foreign currency contracts	—	(22,181,816)	—	—	(22,181,816)
Total	$(2,500,723)	$(22,181,816)	$(83,824)	$(1,417,750)	$(26,184,113)

(B)	Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current day's variation margin is reported within the Consolidated Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Consolidated Statements of Operations for the year ended October 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate Contracts	Foreign exchange contracts	Equity Contracts	Commodity Contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(6,765,535)	$—	$16,461,924	$(6,012,590)	$3,683,799
Net realized gain (loss) on swap agreements	3,078,569	—	(3,119,895)	—	(41,326)
Net realized gain (loss) on forward foreign currency contracts (C)	—	16,252,804	—	—	16,252,804
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(771,748)	—	8,987,550	4,068,538	12,284,340
Net change in unrealized appreciation (depreciation) on swap agreements	141,060	—	830,425	—	971,485
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (D)	—	(5,815,912)	—	—	(5,815,912)
Total	$(4,317,654)	$10,436,892	$23,160,004	$(1,944,052)	$27,335,190

(C)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to its policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds' federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds' tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations or Consolidated Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, post-October loss deferrals, paydown gain/loss, foreign capital gains tax, and return of capital distributions from underlying investments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 6. (continued)

Fund Name	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica Arbitrage Strategy	$528	$466,138	$(466,666)
Transamerica Bond	263	(234,429)	234,166
Transamerica Core Bond	—	7,739,104	(7,739,104)
Transamerica Developing Markets Equity	46	(522,983)	522,937
Transamerica Global Real Estate Securities	953	7,651,316	(7,652,269)
Transamerica Growth	(190)	319,366	(319,176)
Transamerica International	(896)	(353,208)	354,104
Transamerica International Equity Opportunities	63	3,640	(3,703)
Transamerica International Small Cap	(796)	484,715	(483,919)
Transamerica International Value Opportunities	(589)	(180,532)	181,121
Transamerica Long/Short Strategy	(1,250,642)	1,265,313	(14,671)
Transamerica Mid Cap Value	(5,825)	(36,944)	42,769
Transamerica Real Return TIPS	(667)	5,737,601	(5,736,934)
Transamerica Total Return	175	190,851	(191,026)
Transamerica Value	(633)	150,509	(149,876)
Transamerica Commodity Strategy	(16,052,122)	997,501	15,054,621
Transamerica Global Allocation	(604,276)	(1,299,207)	1,903,483
Transamerica Global Macro	(248,753)	(5,209,334)	5,458,087
Transamerica Managed Futures Strategy	(5,511,322)	6,885,513	(1,374,191)

At October 31, 2013, the capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

Fund Name	Capital Loss Carryforwards	Available Through
Transamerica Arbitrage Strategy	$675,581	Long-Term Indefinitely
Transamerica Global Real Estate Securities	41,844,633	October 31, 2017
Transamerica Global Real Estate Securities	12,882,785	October 31, 2018
Transamerica International	46,230,903	October 31, 2016
Transamerica International	103,153,726	October 31, 2017
Transamerica International	869,507	October 31, 2018
Transamerica Long/Short Strategy	2,880,441	October 31, 2016
Transamerica Long/Short Strategy	2,461,887	October 31, 2018
Transamerica Long/Short Strategy	246,861	October 31, 2019
Transamerica Total Return	5,535,858	Short-Term Indefinitely
Transamerica Value	72,911,225	October 31, 2017
Transamerica Global Macro	65,041,858	October 31, 2017
Transamerica Global Macro	4,794,654	October 31, 2019
Transamerica Global Macro	3,628,680	Short-Term Indefinitely
Transamerica Global Macro	390,393	Long-Term Indefinitely

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 6. (continued)

The capital loss carryforwards utilized or expired during the year ended October 31, 2013 were as follows:

Fund Name	Capital Loss Carryforwards Utilized/Expired During the Year Ended October 31, 2013
Transamerica Global Real Estate Securities	$20,381,036
Transamerica International	17,974,151
Transamerica International Small Cap	1,568,190
Transamerica Long/Short Strategy	5,400,908
Transamerica Mid Cap Value	2,078,907
Transamerica Value	10,184,524
Transamerica Managed Futures Strategy	4,436,049

Funds not listed in the table above do not have capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets or Consolidated Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year ending 2013 and 2012 was as follows:

	2013 Distributions Paid From			2012 Distributions Paid From
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Transamerica Arbitrage Strategy	$2,781,156	$—	$—	$1,455,777	$—	$—
Transamerica Bond	36,436,642	6,268,339	—	38,269,111	21,176,811	—
Transamerica Core Bond	50,332,101	5,785,007	—	75,049,698	—	—
Transamerica Developing Markets Equity	1,448,290	35,428,722	—	2,677,891	40,297,370	—
Transamerica Global Real Estate Securities	12,076,984	—	—	5,153,892	—	—
Transamerica Growth	1,116,787	58,369,349	—	276,003	22,867,821	—
Transamerica International	5,616,128	—	—	6,082,045	—	—
Transamerica International Equity Opportunities	4,852,052	8,389,008	—	11,837,976	43,887,641	—
Transamerica International Small Cap	6,513,025	—	—	10,379,321	35,840,504	—
Transamerica International Value Opportunities	4,428,237	3,939,100	—	8,732,675	62,673,379	—
Transamerica Mid Cap Value	2,380,127	—	—	1,745,166	—	—
Transamerica Real Return TIPS	41,076,807	31,910,233	—	35,530,535	26,610,345	—
Transamerica Select Equity	53,078,862	740,035	—	22,422,397	—	—
Transamerica Total Return	19,243,502	—	498,041	21,727,418	2,586,242	—
Transamerica Value	4,972,122	—	—	728,179	—	—
Transamerica Commodity Strategy	—	—	—	6,302,827	—	—
Transamerica Global Allocation	5,712,156	9,903,044	—	10,396,039	6,805,719	—
Transamerica Managed Futures Strategy	—	—	—	88,063	127,561	—

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 6. (continued)

The tax basis components of distributable earnings as of October 31, 2013 are as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica Arbitrage Strategy	$524,935	$—	$(675,581)	$—	$(233,463)	$(60,116)
Transamerica Bond	3,930,421	10,700,143	—	—	(121)	51,432,804
Transamerica Core Bond	6,354,842	19,228,757	—	—	—	28,122,999
Transamerica Developing Markets Equity	1,256,209	13,567,513	—	—	—	52,896,655
Transamerica Global Real Estate Securities	257,212	—	(54,727,418)	—	—	15,843,843
Transamerica Growth	—	70,320,463	—	—	—	233,018,568
Transamerica International	4,863,912	—	(150,254,136)	—	—	99,149,100
Transamerica International Equity Opportunities	4,171,828	3,203,570	—	—	—	31,735,683
Transamerica International Small Cap	9,571,484	3,176,383	—	—	—	93,229,814
Transamerica International Value Opportunities	2,946,068	9,787,114	—	—	—	42,818,063
Transamerica Long/Short Strategy	—	—	(5,589,189)	(1,345,214)	—	4,663,868
Transamerica Mid Cap Value	1,614,450	16,040,761	—	—	—	83,111,856
Transamerica Real Return TIPS	1,518,410	22,512,033	—	—	(19,421)	(8,040,244)
Transamerica Select Equity	10,352,220	93,982,606	—	—	—	312,703,747
Transamerica Total Return	—	—	(5,535,858)	—	(948,992)	16,852,966
Transamerica Value	6,834,917	—	(72,911,225)	—	—	15,647,629
Transamerica Commodity Strategy	—	—	—	(587,982)	26,129,205	(26,147,068)
Transamerica Global Allocation	8,058,586	11,500,502	—	—	(395,674)	42,564,896
Transamerica Global Macro	—	—	(73,855,585)	(7,604,961)	(242,332)	(69,662)
Transamerica Managed Futures Strategy	1,352,524	11,403,333	—	—	6,212,914	(3,185,532)

NOTE 7. BASIS FOR CONSOLIDATION

Transamerica Cayman Commodity Strategy, Ltd., Transamerica Cayman Global Allocation, Ltd., Transamerica Cayman Global Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd., (each, a “Subsidiary”; collectively, the “Subsidiaries”) are organized under the laws of the Cayman Islands as wholly-owned subsidiaries which act as investment vehicles for Transamerica Commodity Strategy, Transamerica Global Allocation, and Transamerica Managed Futures Strategy, respectively. The principal purpose of investment of the Subsidiaries is to allow the Funds noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

The following schedule reflects the net assets of the Subsidiaries as a percentage of the Funds’ net assets at October 31, 2013:

Fund Name	Subsidiary Name	Market Value	% of Net Assets
Transamerica Commodity Strategy	Transamerica Cayman Commodity Strategy, Ltd.	$12,905,559	16.60%
Transamerica Global Allocation	Transamerica Cayman Global Allocation, Ltd.	1,786,306	0.48
Transamerica Global Macro	Transamerica Cayman Global Macro, Ltd.	0	0.00
Transamerica Managed Futures Strategy	Transamerica Cayman Managed Futures, Ltd.	101,724,869	23.03

Transamerica Funds	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013

NOTE 8. ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance that will enhance disclosures related to financial instruments and derivative instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013 the FASB issued further authoritative guidance clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This information will enable users of the Funds' financial statements to evaluate the effect or potential effect of netting arrangements on the Funds' financial position. The adoption of this disclosure requirement is effective for financial statements interim and annual years beginning on or after January 1, 2013. Management is currently evaluating the implication of the additional disclosure requirements and its impact on the Funds' financial statements.

In June 2013, the FASB issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds' financial statements.

NOTE 9. SUBSEQUENT EVENTS

Transamerica International Value Opportunities ceased operations as of December 13, 2013.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities of Transamerica Arbitrage Strategy, Transamerica Bond, Transamerica Core Bond, Transamerica Developing Markets Equity, Transamerica Global Real Estate Securities, Transamerica Growth, Transamerica International, Transamerica International Equity Opportunities, Transamerica International Small Cap, Transamerica International Value Opportunities, Transamerica Long/Short Strategy, Transamerica Mid Cap Value, Transamerica Real Return TIPS, Transamerica Select Equity, Transamerica Total Return, and Transamerica Value, including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows (if applicable) for the year then ended and the financial highlights for each of the periods indicated therein. We have also audited the accompanying consolidated statements of assets and liabilities of Transamerica Commodity Strategy, Transamerica Global Allocation, Transamerica Global Macro and Transamerica Managed Futures Strategy, including the consolidated schedules of investments, as of October 31, 2013, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. The aforementioned twenty funds of the Transamerica Funds are hereafter referred to as the “Funds.” These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. The financial highlights for periods ended prior to November 1, 2009 were audited by another independent registered public accounting firm whose report, dated December 21, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned twenty Funds of the Transamerica Funds at October 31, 2013, the results of their operations and consolidated operations for the year then ended, the changes in their net assets and consolidated changes in their net assets for each of the two years in the period then ended, their cash flows (if applicable) and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 24, 2013

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 12-13, 2013, the Board reviewed and considered the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) between each of the following funds (each a “Fund” and collectively the “Funds”) and Transamerica Asset Management, Inc. (“TAM”):

Transamerica Arbitrage Strategy	Transamerica International Equity Opportunities
Transamerica Bond	Transamerica International Small Cap
Transamerica Commodity Strategy	Transamerica International Value Opportunities
Transamerica Core Bond	Transamerica Long/Short Strategy
Transamerica Developing Markets Equity	Transamerica Managed Futures Strategy
Transamerica Global Allocation	Transamerica Mid Cap Value
Transamerica Global Macro	Transamerica Real Return TIPS
Transamerica Global Real Estate Securities	Transamerica Select Equity
Transamerica Growth	Transamerica Total Return
Transamerica International	Transamerica Value

For the Funds listed in the left-hand column below, the Board also reviewed and considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement” and, together with each Investment Advisory Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right-hand column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser
Transamerica Arbitrage Strategy	Water Island Capital, LLC
Transamerica Bond	Loomis, Sayles & Company, L.P.
Transamerica Commodity Strategy	Goldman Sachs Asset Management, L.P.
Transamerica Core Bond	J.P. Morgan Investment Management Inc.
Transamerica Developing Markets Equity	OppenheimerFunds, Inc.
Transamerica Global Allocation	BlackRock Investment Management, LLC
Transamerica Global Real Estate Securities	CBRE Clarion Securities LLC
Transamerica Growth	Jennison Associates LLC
Transamerica International	Neuberger Berman Management LLC
Transamerica International Equity Opportunities	MFS Investment Management
Transamerica International Small Cap	Schroder Investment Management North America Inc./Schroeder Investment Management North America Limited
Transamerica International Value Opportunities	Thornburg Investment Management, Inc.
Transamerica Long/Short Strategy	J.P. Morgan Investment Management Inc.
Transamerica Managed Futures Strategy	AQR Capital Management, LLC
Transamerica Mid Cap Value	J.P. Morgan Investment Management Inc.
Transamerica Real Return TIPS	Pacific Investment Management Company LLC
Transamerica Select Equity	Institutional Capital LLC
Transamerica Total Return	Pacific Investment Management Company LLC
Transamerica Value	Third Avenue Management, LLC

With respect to each of Transamerica Commodity Strategy, Transamerica Global Allocation, and Transamerica Managed Futures Strategy, the Board’s consideration of the applicable Investment Advisory Agreement and Sub-Advisory Agreement also included consideration of (i) the investment advisory agreement between TAM and the Fund’s wholly owned subsidiary organized under the laws of the Cayman Islands; and (ii) the investment sub-advisory agreement between TAM and the Fund’s Sub-Adviser relating to the Fund’s subsidiary.

Following their review and consideration, the Trustees determined that the terms of each Investment Advisory Agreement and Sub-Advisory Agreement are reasonable and that the renewal of each of the Agreements is in the best interests of the applicable Fund and

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2014. In reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser such information as they deemed reasonably necessary to evaluate the Agreements, including, to the extent applicable, information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Trustees also considered information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, as well as comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, and fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and/or their own business judgment, to be relevant. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and each Sub-Adviser; TAM’s management oversight process; and the professional qualifications of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment advisory and other services provided by TAM for the portion of the management fee it retains after payment of the sub-advisory fee for each Fund. The Board noted that the investment advisory services include the design and development of the Funds and each Fund’s investment strategy, TAM’s selection, ongoing oversight and monitoring of the Sub-Advisers, TAM’s daily supervision of each Fund’s investments and recommendations to change a Fund’s investment strategy or sub-adviser where it believes appropriate or advisable. The Board also noted that TAM provides services to all Transamerica mutual funds, including the Funds, in the form of oversight of the services provided by the funds’ administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the funds.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance

The Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2012.

Transamerica Arbitrage Strategy. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I2 of the Fund was below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica Bond. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Commodity Strategy. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Fund. The Board also noted that the Fund’s performance for longer periods was attributable to the Fund’s previous sub-adviser in accordance with different investment strategies.

Transamerica Core Bond. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica Developing Markets Equity. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Global Allocation. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class I2 of the Fund was below its composite benchmark for the past 1-, 3- and 5-year periods.

Transamerica Global Macro. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods. The Board also noted that a new sub-adviser had recently been approved to manage the Fund and that the Fund’s performance was attributable to previous sub-advisers.

Transamerica Global Real Estate Securities. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 5-year period and below its benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund. The Trustees also noted that the performance of the Fund had improved during 2013.

Transamerica Growth. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods.

Transamerica International. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica International Equity Opportunities. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1- and 3-year periods.

Transamerica International Small Cap. The Board noted that the performance of Class I2 of the Fund was below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class I2 of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica International Value Opportunities. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and agreed to continue to monitor the performance of the Fund.

Transamerica Long/Short Strategy. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I2 of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3- and 5-year periods. The Board also noted that the Fund’s performance for longer periods was attributable to the Fund’s previous sub-adviser in accordance with different investment strategies. The Trustees also noted that the performance of the Fund had improved during 2013.

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Managed Futures Strategy. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I2 of the Fund was below its benchmark for the past 1-year period.

Transamerica Mid Cap Value. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-, 3- and 5- year periods. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1-, 3- and 5- year periods.

Transamerica Real Return TIPS. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Select Equity. The Board noted that the performance of Class I2 of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I2 of the Fund was below its benchmark for the past 1-year period.

Transamerica Total Return. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I2 of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Value. The Board noted that the performance of Class I2 of the Fund was above the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. The Board also noted that the performance of Class I2 of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3- and 5-year periods.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and each Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the applicable Fund’s investment objectives, policies and strategies and that is competitive with other investment companies.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Lipper comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of other investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by Strategic Insight, an independent provider of information (except for Transamerica Total Return, which was calculated by TAM).

Transamerica Arbitrage Strategy. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Bond. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Commodity Strategy. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Core Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Developing Markets Equity. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Allocation. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the median for its peer group and in line with the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Macro. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Real Estate Securities. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were in line with the medians for its peer group and peer universe.

Transamerica Growth. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe.

Transamerica International. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity Opportunities. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe.

Transamerica International Small Cap. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Value Opportunities. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Long/Short Strategy. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were in line with the median for its peer group and above the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Managed Futures Strategy. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Mid Cap Value. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Real Return TIPS. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe.

Transamerica Select Equity. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were in line with the medians for its peer group and peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Total Return. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were above the medians for its peer group and peer universe.

Transamerica Value. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 of the Fund were below the median for its peer group and in line with the median for its peer universe. The Board also noted that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under each Investment Advisory Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of procuring fund management services, as applicable, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser and are paid by TAM and not the applicable Fund. As a result, the Board principally considered the profitability of TAM and its affiliates with respect to each Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any further economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from these economies of scale. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale with the Funds through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Fund’s fee structure reflected economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and fees paid to the Sub-Advisers and whether each Fund has achieved economies of scale in the future.

Transamerica Funds	Annual Report 2013

TRANSAMERICA FUNDS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Benefits to TAM, its Affiliates, and the Sub-Advisers from their Relationships with the Funds

The Board considered any other benefits derived by TAM, its affiliates and the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Funds and that TAM believes that any use of soft dollars by the Sub-Advisers is generally appropriate and in the best interests of the Funds. The Board also noted that certain Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of each Investment Advisory Agreement and Sub-Advisory Agreement is in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of each of the Agreements.

Transamerica Funds	Annual Report 2013

TRANSAMERICA GLOBAL MACRO

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or the “Board Members”) held on April 11, 2013 (the “Meeting”), the Board considered the termination of First Quadrant as sub-adviser for Transamerica Global Macro (the “Fund”), a series of Transamerica Funds, and the approval of The Cambridge Strategy (Asset Management) Limited (“The Cambridge Strategy”) as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between TAM and The Cambridge Strategy with respect to the Fund (“The Cambridge Strategy Sub-Advisory Agreement”) are reasonable and that the termination of First Quadrant as sub-adviser to the Fund and approval of The Cambridge Strategy Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved The Cambridge Strategy Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with First Quadrant.

To assist the Board Members in their consideration of The Cambridge Strategy Sub-Advisory Agreement, the Board Members received in advance of the Meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)        that TAM advised the Board that the appointment of The Cambridge Strategy is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)        that The Cambridge Strategy is an experienced and respected asset management firm and that The Cambridge Strategy has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund;

(c)        the proposed responsibilities of The Cambridge Strategy for the Fund and the services expected to be provided by it;

(d)        the fact that the sub-advisory fee payable to The Cambridge Strategy would be paid by TAM and not the Fund;

(e)        that the advisory fee rate paid by the Fund to TAM would decrease at certain asset levels, and that the sub-advisory fee to be paid by TAM to The Cambridge Strategy is reasonable in light of the services to be provided; and

(f)        that TAM recommended to the Board that The Cambridge Strategy be appointed as sub-adviser to the Fund based on its desire to engage an investment sub-adviser with a proven track record.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by The Cambridge Strategy under The Cambridge Strategy Sub-Advisory Agreement, the Board considered, among other things, information and assurances provided by TAM and The Cambridge Strategy as to the operations, facilities, organization and personnel of The Cambridge Strategy, the anticipated ability of The Cambridge Strategy to perform its duties under The Cambridge Strategy Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Fund. The Board considered the proposed changes to the Fund’s investment objective and principal investment strategies. The Board considered that TAM has advised the Board that the appointment of The Cambridge Strategy is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board considered that The Cambridge Strategy is an experienced and respected asset management firm and that TAM believes that The Cambridge Strategy has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on the assessment of the services.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that The Cambridge Strategy can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that The Cambridge Strategy’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Transamerica Funds	Annual Report 2013

TRANSAMERICA GLOBAL MACRO

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Investment Performance. The Board considered The Cambridge Strategy’s performance, investment management experience, capabilities and resources. The Board reviewed the performance of the Fund as compared to the composite performance of the strategy to be followed by The Cambridge Strategy, which compared favorably to that of the Fund, its benchmark and its peer group for the year-to-date, 1- and 3-year periods (annualized) ended September 30, 2012. The Board Members further noted that TAM believes that the appointment of The Cambridge Strategy could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of The Cambridge Strategy Sub-Advisory Agreement would actually have on the future performance of the Fund.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by The Cambridge Strategy, the Board concluded that The Cambridge Strategy is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability. The Board considered the proposed sub-advisory fee rate under The Cambridge Strategy Sub-Advisory Agreement, including the reduction in the amount of the Fund’s advisory fee retained by TAM following payment of the sub-advisory fee that would result at certain asset levels from implementation of The Cambridge Strategy Sub-Advisory Agreement. The Board noted that the advisory fee rate payable by the Fund would also be reduced in connection with the sub-adviser change, which would benefit the Fund and its shareholders. The Board also noted that the Fund does not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by The Cambridge Strategy under The Cambridge Strategy Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to The Cambridge Strategy’s costs and profitability in providing services to the Fund, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and The Cambridge Strategy. As a result, the Board did not consider The Cambridge Strategy’s anticipated profitability as material to its decision to approve The Cambridge Strategy Sub-Advisory Agreement.

Economies of Scale. The Board considered the sub-advisory fee schedule and the existence of breakpoints, noting that additional breakpoints would be added to the Fund’s advisory fee schedule in connection with the sub-adviser change. The Board considered that TAM also believes that the appointment of The Cambridge Strategy as sub-adviser has the potential to attract additional assets because of The Cambridge Strategy’s asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, and fees payable by TAM to The Cambridge Strategy, in the future.

Fall-Out Benefits. The Board considered any other benefits to be derived by The Cambridge Strategy from its relationship with the Fund. The Board noted that TAM would not realize soft dollar benefits from its relationship with The Cambridge Strategy, and that The Cambridge Strategy may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of The Cambridge Strategy Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and voted to approve The Cambridge Strategy Sub-Advisory Agreement.

Transamerica Funds	Annual Report 2013

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2013, the Funds designated the following maximum amounts of qualified dividend income:

Fund Name	Qualified Dividend Income
Transamerica Arbitrage Strategy	$1,873,830
Transamerica Bond	1,343,700
Transamerica Developing Markets Equity	654,228
Transamerica Global Real Estate Securities	184,795
Transamerica Growth	1,443,061
Transamerica International	6,214,749
Transamerica International Equity Opportunities	3,459,227
Transamerica International Small Cap	7,318,363
Transamerica International Value Opportunities	2,575,604
Transamerica Mid Cap Value	2,380,127
Transamerica Select Equity	31,097,740
Transamerica Total Return	150,766
Transamerica Value	4,972,122
Transamerica Global Allocation	3,311,031

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the maximum dividends received deductions as follows:

Fund Name	Dividend Received Deduction Percentage
Transamerica Arbitrage Strategy	6%
Transamerica Bond	4
Transamerica Developing Markets Equity	1
Transamerica Growth	100
Transamerica International Equity Opportunities	0	(A)
Transamerica International Value Opportunities	0	(A)
Transamerica Mid Cap Value	100
Transamerica Select Equity	59
Transamerica Total Return	1
Transamerica Value	13
Transamerica Global Allocation	34

(A)	Rounds to less than 1%.

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2013 were as follows:

Fund Name	Long-Term Capital Gain Designation
Transamerica Bond	$6,268,339
Transamerica Core Bond	5,785,007
Transamerica Developing Markets Equity	35,428,722
Transamerica Growth	58,369,349
Transamerica International Equity Opportunities	8,389,008
Transamerica International Value Opportunities	3,939,100
Transamerica Real Return TIPS	31,910,233
Transamerica Select Equity	740,035
Transamerica Global Allocation	9,903,044

Transamerica Funds	Annual Report 2013

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Transamerica Developing Markets Equity	$8,578,522	$577,715
Transamerica International	8,920,473	502,821
Transamerica International Equity Opportunities	5,863,078	157,531
Transamerica International Small Cap	10,002,884	458,537
Transamerica International Value Opportunities	5,905,206	231,797

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

Transamerica Funds	Annual Report 2013

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 174 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

Chairman (2013 – present), Board Member (2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS (2012 – present);

Chairman (2013 – present), Board Member (2013 – present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (2012 – present);

				174	N/A

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS—continued
Thomas A. Swank (continued)

Director and Trust Officer, Massachusetts Fidelity Trust Company (2012 – present);

Director, Aegon Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 –present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, Aegon Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000), and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS—continued
Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	174	First Allied Holdings Inc. (2013 – present)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	174	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				174	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS—continued
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	174	N/A
Russell A. Kimball, Jr (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	174	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 –2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).	174	N/A

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS—continued
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	174	Buena Vista University Board of Trustees (2004 – present)
Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	174	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;	174	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS—continued
Patricia L. Sawyer (continued)			Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).
John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	174	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2013

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012	See Table Above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 –2012); and Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds, TST and TIS;

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer
(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Erin E. King (1976)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Since 2013

Vice President, Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Vice President, Chief Compliance Officer and Chief Risk Officer, TAM (2013 – present); Vice President, TFS (2013 – present);

Managing Director and Chief Compliance Officer, Guggenheim Partners Investment Management, LLC (2007 – 2013);

Regulatory Affairs Compliance Officer, Western Asset Management Company (2004 – 2007);

Compliance Officer, Citigroup Asset Management (2002 – 2004); and Compliance Examiner, National Association of Securities Dealers (now, FINRA) (1999 – 2002).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Chief Accounting Officer, TAM and TFS (2009 – present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Transamerica Funds	Annual Report 2013

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010); and Vice President and Senior Counsel, TAM (2008 – present).
Richard J. Wirth (1958)	Assistant Secretary	Since 2013

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Director, Senior Vice President, Division General Counsel and Secretary, Transamerica Advisors Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Advisors Life Insurance Company of New York (2012 – present);

Vice President and Division General Counsel, Transamerica Financial Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Monumental Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Western Reserve Life Assurance Co. of Ohio (2012 – present);

Secretary, Aegon Financial Services Group, Inc. (2012 – present); and

Assistant General Counsel, The Hartford
(2004 – 2012).

Maria P. Sell (1978)	Assistant Treasurer	Since 2013

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Director, Fund Administration, TAM (2012 – present);

Vice President, Fund Administration, J.P. Morgan (2010 – 2012); and

Assurance Manager, PricewaterhouseCoopers LLP (2006 – 2010).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available without charge, upon request by calling toll free 1-800-233-4339 or on the Trusts’ website at www.transamericafunds.com.

Transamerica Funds	Annual Report 2013

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2013

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2013

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable
(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

	(in thousands)	Fiscal Year Ended 10/31
		2013	2012
(a)	Audit Fees	614	473
(b)	Audit-related Fees (1)	-	-
(c)	Tax Fees (2)	366	355
(d)	All Other Fees (3)	64	10
(e) (1)	Pre-approval policy (4)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)	Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.	Yes	Yes

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.
(4)	Audit Committee Preapproval Policy (“Procedures”). Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

a.	The schedules of investments and consolidated schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

b.	Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) Not applicable.

(b)	A certification for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
Date: December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
(Principal Executive Officer)
Date: December 20, 2013

By:	/s/ Elizabeth Strouse
Elizabeth Strouse
Principal Financial Officer
Date: December 20, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer